Filed with the U.S. Securities and Exchange Commission on April 29, 2026
Securities Act Registration No. 333-215588
Investment Company Act Reg. No. 811-23226

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933		[X]
Pre-Effective Amendment No.		[ ]
Post-Effective Amendment No.	527	[X]

and

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940		[X]
Amendment No.	529	[X]

LISTED FUNDS TRUST
(Exact Name of Registrant as Specified in Charter)

615 East Michigan Street, Milwaukee, Wisconsin 53202
(Address of Principal Executive Offices)

 (Registrant’s Telephone Number, including Area Code): (608) 716-8890

Kacie Briody, President Listed Funds Trust c/o U.S. Bank Global Fund Services 615 East Michigan Street Milwaukee, Wisconsin 53202 (Name and Address of Agent for Service)	Copy to: Laura E. Flores Morgan, Lewis & Bockius LLP 1111 Pennsylvania Avenue, NW Washington, DC 20004-2541
As soon as practical after the effective date of this Registration Statement
(Approximate Date of Proposed Public Offering)
It is proposed that this filing will become effective

[ ]	Immediately upon filing pursuant to Rule 485(b).
[X]	on April 30, 2026 pursuant to Rule 485(b).
[ ]	60 days after filing pursuant to Rule 485(a)(1).
[ ]	on (date) pursuant to Rule 485(a)(1).
[ ]	75 days after filing pursuant to Rule 485(a)(2).
[ ]	on (date) pursuant to Rule 485(a)(2).

If appropriate, check the following box:

[ ]	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Teucrium Agricultural Strategy No K-1 ETF (TILL)
Teucrium No K-1 Corn ETF (KORN)*
Teucrium 2x Daily Corn ETF (CXRN)
Teucrium No K-1 Wheat ETF (WHET)*
Teucrium 2x Daily Wheat ETF (WXET)
Teucrium No K-1 Sugar ETF (SUGR)*
Teucrium 2x Daily Sugar ETF (SXGR)*
Teucrium No K-1 Soybean ETF (SYBN)*
Teucrium 2x Daily Soybean ETF (SXBN)*
*The Fund has not yet commenced operations and is not available for purchase.

Each, a series of Listed Funds Trust
Listed on NYSE Arca, Inc.

PROSPECTUS

April 30, 2026

These securities have not been approved or disapproved by the U.S. Securities and Exchange Commission (the “SEC”) or the U.S. Commodity Futures Trading Commission (the “CFTC”), nor have the SEC or CFTC passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

TEUCRIUM AGRICULTURAL STRATEGY NO K-1 ETF - FUND SUMMARY
Investment Objective
The Teucrium Agricultural Strategy No K-1 ETF (the “Agriculture Strategy No K-1 ETF” or the “Fund”) seeks capital appreciation.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund (“Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below.

Shareholder Fees (fees paid directly from your investment)	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee[1]	1.49%
Distribution and/or Service (12b-1) Fees	0.00%
Other Expenses[2]	0.00%
Total Annual Fund Operating Expenses	1.49%
Less Fee Waiver[1]	-0.60%
Total Annual Fund Operating Expenses After Fee Waiver	0.89%
1    Teucrium Investment Advisors,LLC (the “Adviser”), the Fund’s investment adviser, has contractually agreed to reduce the Fund’s management fee from 1.49% to 0.89% of the Fund’s average daily net assets until at least April 30, 2027. This agreement may be terminated only by, or with the consent of, the Fund’s Board of Trustees (the “Board”).
2    The Adviser also serves as the investment adviser to the Subsidiary (defined below) and provides the Subsidiary with the same type of management services, under essentially the same terms, as it provides the Fund. The Adviser has agreed to waive the management fee of 1.49% to be paid by the Subsidiary. This waiver will continue in effect until at least April 30, 2027. This waiver may be terminated only with the approval of the Subsidiary’s Board of Directors.
Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The Example does not take into account brokerage commissions that you may pay on your purchases and sales of Shares. The Example reflects the management fee reduction described in the table above for the first year only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	$91	3 Years	$412	5 Years	$756	10 Years	$1,728
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in the Total Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. For the fiscal year ended December 31, 2025, the Fund’s portfolio turnover rate was 0% of the average value of its portfolio.
Principal Investment Strategies
The Fund is an actively managed exchange-traded fund (“ETF”) that seeks capital appreciation by investing primarily in agricultural commodities futures contracts traded on the Chicago Board of Trade (“CBOT”) or Intercontinental Exchange Inc. (“ICE”). The Fund’s portfolio holdings will consist of four commodities futures holdings, one in each of the following commodities: corn, wheat, soybeans, and sugar (each, a “Component Futures Contract”). The portfolio will be rebalanced, generally on a monthly basis, in order to maintain approximately a 25% allocation of the Fund’s assets to each Component Futures Contract. Unlike many other commodity-based exchange-traded products, the Fund will not issue its shareholders a Schedule K-1 for tax reporting purposes, which can increase the complexity of a shareholder’s tax reporting. Instead, the Fund is designed to be taxed as a conventional mutual fund and will issue a Form 1099 to its shareholders for tax reporting purposes. A consequence of the Fund’s tax status is that it generally is limited to obtaining its exposure to the Component Futures Contracts through the Fund’s Subsidiary, which is defined and discussed in more detail below.
The Fund will invest indirectly, via a wholly-owned subsidiary of the Fund organized under the laws of the Cayman Islands (the “Subsidiary”), in commodity futures, which are standardized futures contracts on commodities traded on the CBOT or ICE. As the futures contracts approach expiration, they may be replaced by similar contracts that have a later expiration. This process is referred to as “rolling.” Futures holdings will not be rolled on a predetermined schedule. Instead, prior to becoming the new spot month, holdings will be rolled within the same commodity into a position on the futures curve that in the opinion of the Adviser generates the most optimal yield under prevailing market conditions. At times, commodities futures with a longer term to expiration may be priced higher than commodities futures with a shorter term to expiration, which is known as “contango.” The Adviser generally will attempt to minimize the negative impact from rolling commodities futures that are in contango when possible as doing so would result in the Fund selling the expiring contract at a lower price and buying a longer-term contract at a higher price, producing a negative roll yield. Conversely, commodities futures with a longer term to expiration may be priced lower than commodities futures with a shorter term to expiration, known as “backwardation.” Rolling commodities futures in backwardation generally involves selling an expiring contract at a higher price and buying a longer-term contract at a lower price, producing positive roll yield. However, there can be no guarantee that such a strategy will produce the desired results.
The Fund expects to gain exposure to commodities futures by investing in the Subsidiary. The Adviser also serves as the investment adviser to the Subsidiary. The Fund’s investment in the Subsidiary is intended to provide the Fund with indirect exposure to commodities futures within the limits of current federal income tax laws applicable to investment companies such as the Fund, which limit the ability of investment companies to invest directly in commodities futures. The Subsidiary has the same investment objective as the Fund, but it may invest in commodities futures to a greater extent than the Fund. Except as otherwise noted, for purposes of this Prospectus, references to the Fund’s investments include the Fund’s indirect investments through the Subsidiary. Because the Fund intends to elect to be treated as a regulated investment company (“RIC”) under the Internal Revenue Code of 1986, as amended (the “Code”), the size of the Fund’s investment in the Subsidiary generally will be limited to 25% of the Fund’s total assets, tested at the end of each fiscal quarter.
Although the Fund does not seek leveraged returns, investing in the Component Futures Contracts may have a leveraging effect on the Fund. The Fund will invest in cash, cash-like instruments and/or high-quality securities (collectively, “Collateral”). The Collateral may consist of: (i) U.S. Government securities, such as bills, notes and bonds issued by the U.S. Treasury; (ii) money market funds; and/or (iii) corporate debt securities, such as commercial paper and other short-term unsecured promissory notes issued by businesses that are rated investment grade or determined by the Adviser to be of comparable quality. Such Collateral is designed to provide liquidity, serve as margin or otherwise collateralize the Fund’s investments in Component Futures Contracts and other commodities-related investments. Cash and cash equivalents may include short-term Treasury bills, money market funds, demand deposit account, and commercial paper.
The Adviser may determine to modify the extent of the Fund’s exposure to agricultural commodities in response to extreme market conditions, as determined in the sole discretion of the Adviser, and to avoid exceeding any position limits applicable to agricultural commodities futures, including the Component Futures Contracts, established by the CBOT, ICE, or the CFTC. These position limits may hinder the Fund’s ability to enter into the desired amount of Component Futures Contracts at times. Because of the anticipated size of the Fund’s Component Futures Contracts holdings relative to the size of the futures market, the Adviser does not anticipate that the CBOT or ICE position limits will adversely affect the Fund’s ability to seek its target exposure until the Fund’s assets under management grow significantly. Any determination to modify the Fund’s exposure to agricultural commodities may cause the Fund to liquidate its Component Futures Contracts holdings at disadvantageous times or prices, potentially subjecting the Fund to substantial losses, and prevent the Fund from achieving its investment objective. There can be no assurance that the Fund will be able to achieve or maintain its target exposure.
The Fund will not concentrate its investments (i.e., hold more than 25% of its total assets) in any industry or group of related industries. The Fund, however, may invest more than 25% of its total assets in investments that provide exposure to agricultural commodities.
Principal Investment Risks
The principal risks of investing in the Fund are summarized below. The principal risks are presented in alphabetical order to facilitate finding particular risks and comparing them with the risks of other funds. Each risk summarized below is considered a “principal risk” of investing in the Fund, regardless of the order in which it appears. As with any investment, there is a risk that you could lose all or a portion of your investment in the Fund. Some or all of these risks may adversely affect the Fund’s net asset value (“NAV”), trading price, yield, total return and/or ability to meet its investment objective. The following risks could affect the value of your investment in the Fund:
•Active Management Risk. The Fund is actively managed and may not meet its investment objective based on the Adviser’s success or failure to implement strategies for the Fund. The Fund invests in complex instruments (each described below), including futures contracts. Such instruments may create enhanced risks for the Fund and the Adviser’s ability to control the Fund’s level of risk will depend on the Adviser’s skill in managing such instruments. In addition, the Adviser’s evaluations and assumptions regarding investments, interest rates, inflation, and other factors may not successfully achieve the Fund’s investment objective given actual market conditions.
•Agricultural Commodities Risk. The price and availability of agricultural commodities is influenced by economic and industry conditions, including but not limited to supply and demand factors such as: crop disease; weed control; water and fertilizer availability; various planting, growing, or harvesting problems; severe weather conditions such as drought, floods, heavy rains, frost, or natural disasters that are difficult to anticipate and that cannot be controlled. The U.S. prices of agricultural commodities may be subject to risks relating to the demand and distribution of such commodities in foreign countries, such as: uncontrolled fires (including arson); challenges in doing business with foreign companies; legal and regulatory restrictions; transportation costs; interruptions in energy supply; currency exchange rate fluctuations; and political and economic instability. Additionally, demand for agricultural commodities is affected by changes in consumer tastes, national, regional and local economic conditions, and demographic trends.
Agricultural commodity production is subject to United States and foreign policies and regulations that materially affect operations. Governmental policies affecting the agricultural industry, such as taxes, tariffs, duties, subsidies, incentives, acreage control, and import and export restrictions on agricultural commodities and commodity products, can influence the planting of certain crops, the location and size of crop production, the volume and types of imports and exports, and industry profitability. Additionally, commodity production is affected by laws and regulations relating to, but not limited to, the sourcing, transporting, storing and processing of agricultural raw materials as well as the transporting, storing and distributing of related agricultural products. Agricultural commodity producers also may need to comply with various environmental laws and regulations, such as those regulating the use of certain pesticides, and local laws that regulate the production of genetically modified crops. In addition, international trade disputes can adversely affect agricultural commodity trade flows by limiting or disrupting trade between countries or regions.
Seasonal fluctuations in the price of agricultural commodities may cause risk to an investor because of the possibility that Share prices will be depressed because of the relevant harvest cycles. In the futures market, fluctuations are typically reflected in contracts expiring in the harvest season (i.e., in the case of corn and soybeans, contracts expiring during the fall are typically priced lower than contracts expiring in the winter and spring, while in the case of wheat and sugar, contracts expiring during the spring and early summer are typically priced lowest). Thus, seasonal fluctuations could result in an investor incurring losses upon the sale of Shares, particularly if the investor needs to sell Shares when a Component Futures Contract is, in whole or part, expiring in the harvest season for the specified commodity.
◦Risks Specific to Corn. Demand for corn in the United States to produce ethanol has been a significant factor affecting the price of corn. In turn, demand for ethanol has tended to increase when the price of gasoline has increased and has been significantly affected by United States governmental policies designed to encourage the production of ethanol. Additionally, demand for corn is affected by changes in consumer tastes, national, regional and local economic conditions, and demographic trends. Finally, because corn is often used as an ingredient in livestock feed, demand for corn is subject to risks associated with the outbreak of livestock disease.
◦Risks Specific to Wheat. Demand for food products made from wheat flour is affected by changes in consumer tastes, national, regional and local economic conditions, and demographic trends. More specifically, demand for such food products in the United States is relatively unaffected by changes in wheat prices or disposable income but is closely tied to tastes and preferences. For example, in recent years the increase in the popularity of low-carbohydrate diets caused the consumption of wheat flour to decrease rapidly. Export demand for wheat fluctuates yearly, based largely on crop yields in the importing countries, which can be impacted by various factors, including geopolitical events in such countries, such as the ongoing conflict in Ukraine.
◦Risks Specific to Soybeans. The increased production of soybean crops in South America and the rising demand for soybeans in emerging nations such as China and India have increased competition in the soybean market. Like the conversion of corn into ethanol, soybeans can be converted into biofuels such as biodiesel. Accordingly, the soybean market has become increasingly affected by demand for biofuels and related legislation. The supply of soybeans could be reduced by the spread of soybean rust, a wind-borne fungal disease. Although soybean rust can be killed with chemicals, chemical treatment increases production costs for farmers. In addition, because processing soybean oil can create trans-fats, the demand for soybean oil may decrease due to heightened governmental regulation of trans-fats or trans-fatty acids. The U.S. Food and Drug Administration currently requires food manufacturers to disclose levels of trans-fats contained in their products, and various local governments have enacted or are considering restrictions on the use of trans-fats in restaurants. Many major food processors have either switched or indicated an intention to switch to oil products with lower levels of trans-fats or trans-fatty acids.
◦Risks Specific to Sugar. The spread of consumerism and the rising affluence of emerging nations such as China and India have created increased demand for sugar. An influx of people in developing countries moving from rural to urban areas may create more disposable income to be spent on sugar products and might also reduce sugar production in rural areas on account of worker shortages, all of which could result in upward pressure on sugar prices. In addition, global demand for sugar to produce ethanol has also been a significant factor affecting the price of sugar. On the other hand, public health concerns regarding obesity, heart disease and diabetes, particularly in developed countries, may reduce demand for sugar. In light of the time it takes to grow sugarcane and sugar beets and the cost of new facilities for processing these crops, it may not be possible to increase supply quickly or in a cost-effective manner in response to an increase in demand.

•Cash Transaction Risk. The Fund expects to effect all of its creations and redemptions for cash, rather than in-kind securities. The Fund may be required to sell or unwind portfolio investments to obtain the cash needed to distribute redemption proceeds. This may cause the Fund to recognize a capital gain that it might not have recognized if it had made a redemption in kind. As a result, the Fund may pay out higher annual capital gain distributions than if the in-kind redemption process was used. The use of cash creations and redemptions may also cause the Fund’s shares to trade in the market at wider bid-ask spreads or greater premiums or discounts to the Fund’s NAV. Further, effecting purchases and redemptions primarily in cash may cause the Fund to incur certain costs, such as portfolio transaction costs. These costs can decrease the Fund’s NAV if not offset by an authorized participant transaction fee.
•Clearing Broker Risk. The failure or bankruptcy of the Fund’s and the Subsidiary’s clearing broker could result in a substantial loss of Fund assets. Under current CFTC regulations, a clearing broker maintains customers’ assets in a bulk segregated account. If a clearing broker fails to do so or is unable to satisfy a substantial deficit in a customer account, its other customers may be subject to risk of loss of their funds in the event of that clearing broker’s bankruptcy. In that event, the clearing broker’s customers, such as the Fund and the Subsidiary, are entitled to recover, even in respect of property specifically traceable to them, only a proportional share of all property available for distribution to all of that clearing broker’s customers.
•Collateral Securities Risk. Collateral may include obligations issued or guaranteed by the U.S. government and its agencies and instrumentalities, including bills, notes, and bonds issued by the U.S. Treasury, as well as money market funds and corporate debt securities, such as commercial paper. Some securities issued or guaranteed by federal agencies and U.S. government-sponsored instrumentalities may not be backed by the full faith and credit of the United States, in which case the investor must look principally to the agency or instrumentality issuing or guaranteeing the security for ultimate repayment, and may not be able to assert a claim against the United States itself in the event that the agency or instrumentality does not meet its commitment. The U.S. government and its agencies and instrumentalities do not guarantee the market value of their securities, and consequently, the value of such securities may fluctuate. Although the Fund may hold securities that carry U.S. government guarantees, these guarantees do not extend to shares of the Fund. The Fund’s investments in U.S. government securities will change in value in response to interest rate changes and other factors, such as the perception of an issuer’s creditworthiness. Money market funds are subject to management fees and other expenses. Therefore, investments in money market funds will cause the Fund to bear indirectly a proportional share of the fees and costs of the money market funds in which it invests. At the same time, the Fund will continue to pay its own management fees and expenses with respect to all of its assets, including any portion invested in the shares of the money market fund. It is possible to lose money by investing in money market funds. Corporate debt securities such as commercial paper generally are short-term unsecured promissory notes issued by businesses. Corporate debt may be rated investment-grade or below investment-grade and may carry variable or floating rates of interest. Corporate debt securities carry both credit risk and interest rate risk. Credit risk is the risk that the Fund could lose money if the issuer of a corporate debt security is unable to pay interest or repay principal when it is due. Interest rate risk is the risk that interest rates rise and fall over time. For example, the value of fixed-income securities generally decrease when interest rates rise, which may cause the Fund’s value to decrease. Also, investments in fixed-income securities with longer maturities fluctuate more in response to interest rate changes. Some corporate debt securities that are rated below investment-grade generally are considered speculative because they present a greater risk of loss, including default, than higher quality debt securities.
•Commodity-Linked Derivatives Tax Risk. As a RIC, the Fund must derive at least 90% of its gross income each taxable year from certain qualifying sources of income under the Code. The income of the Fund from certain commodity-linked derivatives may be treated as non-qualifying income for purposes of the Fund’s qualification as a RIC, in which case, the Fund might fail to qualify as a RIC and be subject to federal income tax at the Fund level. To the extent the Fund invests directly in commodity-linked derivatives, the Fund will seek to restrict its income from such instruments that do not generate qualifying income to a maximum of 10% of its gross income (when combined with its other investments that produce non-qualifying income) to comply with the qualifying income test necessary for the Fund to qualify as a RIC under Subchapter M of the Code. However, the Fund may generate more non-qualifying income than anticipated, may not be able to generate qualifying income in a particular taxable year at levels sufficient to meet the qualifying income test, or may not be able to accurately predict the non-qualifying income from these investments.
The extent to which the Fund invests in commodity-linked derivatives may be limited by the qualifying income and asset diversification tests, which the Fund must continue to satisfy to maintain its status as a RIC. If the Fund does not qualify as a RIC for any taxable year and certain relief provisions are not available, the Fund’s taxable income would be subject to tax at the Fund level and to a further tax at the shareholder level when such income is distributed. Failure to comply with the requirements for qualification as a RIC could have significant negative tax consequences to Fund shareholders. Under certain circumstances, the Fund may be able to cure a failure to meet the qualifying income requirement, but in order to do so the Fund may incur significant Fund-level taxes, which would effectively reduce (and could eliminate) the Fund’s returns. The tax treatment of certain commodity-linked derivatives may be affected by future regulatory or legislative changes that could affect the character, timing and/or amount of the Fund’s taxable income or gains and distributions.
•Commodity Pool Regulatory Risk. The Fund’s investment exposure to commodities futures will cause it to be deemed to be a commodity pool, thereby subjecting the Fund to regulation under the Commodity Exchange Act (“CEA”) and CFTC rules. The

Adviser is registered as a Commodity Trading Advisor (“CTA”) and a Commodity Pool Operator (“CPO”), and the Fund will be operated in accordance with applicable CFTC rules, as well as the regulatory scheme applicable to registered investment companies. Registration as a CPO imposes additional compliance obligations on the Adviser and the Fund related to additional laws, regulations, and enforcement policies, which could increase compliance costs and may affect the operations and financial performance of the Fund.
•Counterparty Risk. Investing in derivatives involves entering into contracts with third parties (i.e., counterparties). The use of derivatives involves risks that are different from those associated with ordinary portfolio securities transactions. The Fund will be subject to credit risk (i.e., the risk that a counterparty is or is perceived to be unwilling or unable to make timely payments or otherwise meet its contractual obligations) with respect to the amount it expects to receive from counterparties to derivatives entered into by the Fund. If a counterparty becomes bankrupt or fails to perform its obligations, or if any collateral posted by the counterparty for the benefit of the Fund is insufficient or there are delays in the Fund’s ability to access such collateral, the value of an investment in the Fund may decline. The counterparty to a listed futures contract is the derivatives clearing organization for the listed future. The listed future is held through a futures commission merchant (“FCM”) acting on behalf of the Fund. Consequently, the counterparty risk on a listed futures contract is the creditworthiness of the FCM and the exchange’s clearing corporation.
•Cybersecurity Risk. Cybersecurity incidents may allow an unauthorized party to gain access to Fund assets or proprietary information, or cause the Fund, the Adviser, and/or other service providers (including custodians and financial intermediaries) to suffer data breaches or data corruption. Additionally, cybersecurity failures or breaches of the electronic systems of the Fund, the Adviser, the Fund’s other service providers, market makers, Authorized Participants (“APs”), the Fund’s primary listing exchange, or the issuers of securities in which the Fund invests have the ability to disrupt and negatively affect the Fund’s business operations, including the ability to purchase and sell Shares, potentially resulting in financial losses to the Fund and its shareholders.
•Derivatives Risk. The Fund’s derivative investments have risks, including the imperfect correlation between the value of such instruments and the underlying assets or index; the loss of principal, including the potential loss of amounts greater than the initial amount invested in the derivative instrument; and illiquidity of the derivative investments. The derivatives used by the Fund may give rise to a form of leverage. Leverage magnifies the potential for gain and may result in greater losses, which in some cases may cause the Fund to liquidate other portfolio investments at inopportune times (e.g., at a loss to comply with limits on leverage imposed by the 1940 Act or when the Adviser otherwise would have preferred to hold the investment) or to meet redemption requests. Certain of the Fund’s transactions in derivatives could also affect the amount, timing, and character of distributions to shareholders, which may result in the Fund realizing more short-term capital gain and ordinary income subject to tax at ordinary income tax rates than it would if it did not engage in such transactions, which may adversely impact the Fund’s after-tax returns. To the extent the Fund invests in such derivative instruments, the value of the Fund’s portfolio is likely to experience greater volatility over short-term periods.
◦Futures Contracts Risk. The successful use of futures contracts draws upon the Adviser’s skill and experience with respect to such instruments and is subject to special risk considerations. The primary risks associated with the use of futures contracts, which may adversely affect the Fund’s NAV and total return, are: (a) the imperfect correlation between the change in market value of the futures contract and the price of commodity; (b) possible lack of a liquid secondary market for a futures contract and the resulting inability to close a futures contract when desired; (c) losses caused by unanticipated market movements, which are potentially unlimited; (d) the Adviser’s inability to predict correctly the direction of securities prices, interest rates, currency exchange rates and other economic factors; (e) the possibility that the counterparty will default in the performance of its obligations; and (f) if the Fund has insufficient cash, it may have to sell investments from its portfolio to meet daily variation margin requirements, and the Fund may have to sell investments at a time when it may be disadvantageous to do so.
◦Cost of Futures Investment Risk. When a commodities futures contract is nearing expiration, the Fund will generally sell it and use the proceeds to buy a commodities futures contract with a later expiration date. This practice is commonly referred to as “rolling.” The costs associated with rolling commodities futures contracts typically are substantially higher than the costs associated with other futures contracts and may have a significant adverse impact on the performance of the Fund. In addition, the presence of contango in certain futures contracts at the time of rolling would be expected to adversely affect the Fund. Similarly, the presence of backwardation in certain futures contracts at the time of rolling such contracts would be expected to positively affect the Fund. The futures contracts markets have experienced, and are likely to experience again in the future, extended periods in which contango or backwardation have affected various types of futures contracts. These extended periods have caused in the past, and may cause in the future, significant losses.
•Early Close/Trading Halt Risk. An exchange or market may close or issue trading halts on specific investments, or the ability to buy or sell certain securities or financial instruments may be restricted, which may result in the Fund being unable to buy or sell certain securities or financial instruments. In such circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments, and/or may incur substantial trading losses.

•ETF Risks. The Fund is an ETF and, as a result of its structure, is exposed to the following risks:
◦Authorized Participants, Market Makers, and Liquidity Providers Concentration Risk. The Fund has a limited number of financial institutions that may act as APs. In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. Shares may trade at a material discount to NAV and possibly face delisting if either: (i) APs exit the business or otherwise become unable to process creation and/or redemption orders and no other APs step forward to perform these services, or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.
◦Costs of Buying or Selling Shares Risk. Due to the costs of buying or selling Shares, including brokerage commissions imposed by brokers and bid/ask spreads, frequent trading of Shares may significantly reduce investment results and an investment in Shares may not be advisable for investors who anticipate regularly making small investments.
◦Shares May Trade at Prices Other Than NAV Risk. As with all ETFs, Shares may be bought and sold in the secondary market at market prices. Although it is expected that the market price of Shares will approximate the Fund’s NAV, there may be times when the market price of Shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount) due to supply and demand of Shares or during periods of market volatility. This risk is heightened in times of market volatility, periods of steep market declines, and periods when there is limited trading activity for Shares in the secondary market, in which case such premiums or discounts may be significant.
◦Trading Risk. Although Shares are listed for trading on the NYSE Arca, Inc. (the “Exchange”) and may be traded on U.S. exchanges other than the Exchange, there can be no assurance that Shares will trade with any volume, or at all, on any stock exchange. In stressed market conditions, the liquidity of Shares may begin to mirror the liquidity of the Fund’s underlying portfolio holdings, which can be significantly less liquid than the Shares.
•Investment Capacity Risk. If the Fund’s ability to obtain exposure to commodities futures consistent with its investment objective is disrupted for any reason, including limited liquidity in the commodities futures market, a disruption to the commodities futures, or as a result of margin requirements or position limits imposed by the Fund’s FCMs, the designated contract market (“DCM”), or the CFTC on the Fund or the Adviser, the Fund would not be able to achieve its investment objective and may experience significant losses. FCMs act as the intermediaries between customers and exchanges facilitating transactions in commodity derivatives. DCMs are the exchanges on which these transactions occur.
•Liquidity Risk. Liquidity risk exists when particular investments are difficult to purchase or sell. This can reduce the Fund's returns because the Fund may be unable to transact at advantageous times or prices.
•Market Risk. The trading prices of securities and other instruments fluctuate in response to a variety of factors. These factors include events impacting the entire market or specific market segments, such as political, market and economic developments, as well as events that impact specific issuers. The Fund’s NAV and market price, like security and commodity prices generally, may fluctuate significantly in response to these and other factors. As a result, an investor could lose money over short or long periods of time. In addition, government actions or interventions (including, but not limited, to the threat or imposition of tariffs, trade restrictions, currency restrictions or similar actions) as well as developments related to economic, political (including geopolitical), social, public health, market, extreme weather, natural or man-made disasters, or other conditions or events have in the past and may in the future result in volatility in financial markets and reduced liquidity in equity, credit, and/or debt markets, which could adversely impact the Fund and its investments and their value and performance. These developments as well as other events could result in further market volatility and negatively affect financial asset prices, the liquidity of certain securities and the normal operations of securities exchanges and other markets.
•Subsidiary Investment Risk. By investing in the Subsidiary, the Fund is indirectly exposed to the risks associated with the Subsidiary’s investments. The derivatives and other investments held by the Subsidiary are generally similar to those that are permitted to be held by the Fund and are subject to the same risks that apply to similar investments if held directly by the Fund. The Subsidiary is not registered under the 1940 Act, and, unless otherwise noted in this Prospectus, is not subject to all the investor protections of the 1940 Act. Changes in the laws of the United States and/or the Cayman Islands could result in the inability of the Fund and/or the Subsidiary to continue to operate as it does currently and could adversely affect the Fund. For example, the Cayman Islands does not currently impose any income, corporate or capital gains tax or withholding tax on the Subsidiary. If Cayman Islands law changes such that the Subsidiary must pay Cayman Islands taxes, Fund shareholders would likely suffer decreased investment returns.
•Tax Risk. The Fund may gain most of its exposure to the commodities markets through its investment in the Subsidiary, which may invest directly in commodity-linked derivative instruments, including commodities futures and reverse repurchase agreements. In order for the Fund to qualify as a RIC under Subchapter M of the Code, the Fund must, among other requirements, derive at least 90% of its gross income for each taxable year from sources generating “qualifying income” for purposes of the “qualifying income test,” which is described in more detail in the section titled “Federal Income Taxes” in the SAI. The Fund’s investment in the Subsidiary is expected to provide the Fund with exposure to the commodities markets within the limitations of the federal tax requirements of Subchapter M of the Code for qualification as a RIC. The “Subpart F” income (defined in Section

951 of the Code to include passive income, including from commodity-linked derivatives) of the Fund attributable to its investment in the Subsidiary is “qualifying income” to the Fund to the extent that such income is derived with respect to the Fund’s business of investing in stock, securities or currencies. The Fund expects its “Subpart F” income attributable to its investment in the Subsidiary to be derived with respect to the Fund’s business of investing in stock, securities or currencies and accordingly expects its “Subpart F” income attributable to its investment in the Subsidiary to be treated as “qualifying income.” The Fund generally will be required to include in its own taxable income the “Subpart F” income of the Subsidiary for a tax year, regardless of whether the Fund receives a distribution of the Subsidiary’s income in that tax year, and this income would nevertheless be subject to the distribution requirement for qualification as a RIC and would be taken into account for purposes of the 4% excise tax. The Adviser will carefully monitor the Fund’s investments in the Subsidiary to ensure that no more than 25% of the Fund’s assets are invested in the Subsidiary to comply with the Fund’s asset diversification test as described in more detail in the SAI.
If the Fund did not qualify as a RIC for any taxable year and certain relief provisions were not available, the Fund’s taxable income would be subject to tax at the Fund level and to a further tax at the shareholder level when such income is distributed. In such event, in order to re-qualify for taxation as a RIC, the Fund might be required to recognize unrealized gains, pay substantial taxes and interest and make certain distributions. This would cause investors to incur higher tax liabilities than they otherwise would have incurred and would have a negative impact on Fund returns. In such event, the Board may determine to reorganize or close the Fund or materially change the Fund’s investment objective and strategies. In the event that the Fund fails to qualify as a RIC, the Fund will promptly notify shareholders of the implications of that failure.
•Valuation Risk. The Fund or the Subsidiary may hold securities or other assets that may be valued on the basis of factors other than readily available market quotations. This may occur because the asset or security does not trade on a centralized exchange, or in times of market turmoil or reduced liquidity. There are multiple methods that can be used to value a portfolio holding when market quotations are not readily available. The value established for any portfolio holding at a point in time might differ from what would be produced using a different methodology or if it had been priced using market quotations. Portfolio holdings that are valued using techniques other than market quotations, including “fair valued” assets or securities, may be subject to greater fluctuation in their valuations from one day to the next than if market quotations were used. In addition, there is no assurance that the Fund or the Subsidiary could sell or close out a portfolio position for the value established for it at any time, and it is possible that the Fund or the Subsidiary would incur a loss because a portfolio position is sold or closed out at a discount to the valuation established by the Fund or the Subsidiary at that time. The ability to value investments may be impacted by technological issues or errors by pricing services or other third-party service providers.
•Volatility Risk. The value of certain of the Fund’s investments, including commodities futures, is subject to market risk. Market risk is the risk that the value of the investments to which the Fund is exposed will fall, which could occur due to general market or economic conditions or other factors.
•Whipsaw Markets Risk. The Fund may be subject to the forces of “whipsaw” markets (as opposed to choppy or stable markets), in which significant price movements develop but then repeatedly reverse. “Whipsaw” describes a situation where a security’s price is moving in one direction but then quickly pivots to move in the opposite direction. Such market conditions could cause substantial losses to the Fund.
Performance
The performance information presented below provides some indication of the risks of investing in the Fund by showing the extent to which the Fund’s performance can change from year to year and over time. The bar chart below shows the Fund’s performance for the most recent calendar year ended December 31. The table illustrates how the Fund’s average annual returns for the 1-year and since inception periods compare with those of the S&P 500® Index, a broad-based securities market index intended to represent the overall domestic equity market. Performance is also shown for the Bloomberg Commodity Index Total Return Index, which more closely represents the investment exposure sought by the Fund. The Fund’s past performance, before and after taxes, does not necessarily indicate how it will perform in the future. Updated performance information is available on the Fund’s website at www.teucrium.com.
Calendar Year Total Return as of December 31

During the period shown in the bar chart, the best performance for a quarter was 1.49% (for the quarter ended March 31, 2025) and the worst performance was -6.95% (for the quarter ended June 30, 2024).

Average Annual Total Returns (for the Periods Ended December 31, 2025)
	1-Year	Since Inception (5/16/22)
Return Before Taxes	-5.83%	-9.89%
Return After Taxes on Distributions	-7.62%	-14.29%
Return After Taxes on Distributions and Sale of Fund Shares	-3.43%	-8.63%
S&P 500® TR Index (reflects no deductions for fees, expenses, or taxes)	17.88%	17.64%
Bloomberg Commodity Index Total Return Index (reflects no deductions for fees, expenses, or taxes)	15.77%	-0.37%
After-tax returns are calculated using the historical highest individual federal marginal income tax rates during the period covered by the table above and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Shares through tax-deferred arrangements such as an individual retirement account (“IRA”) or other tax-advantaged accounts. In certain cases, the figure representing “Return After Taxes on Distributions and Sale of Shares” may be higher than the other return figures for the same period. A higher after-tax return results when a capital loss occurs upon redemption and provides an assumed tax deduction that benefits the investor.
Management

Investment Adviser:	Teucrium Investment Advisors, LLC
Portfolio Managers:	Springer Harris, a Portfolio Manager of the Adviser, has been portfolio manager of the Fund since its inception in May 2022. Joran Haugens, a Portfolio Manager of the Adviser, has been portfolio manager of the Fund since June 2024. Chris Small, a Portfolio Manager of the Adviser, has been a portfolio manager of the Fund since July 2025.
For important information about the purchase and sale of Fund shares, tax information and financial intermediary compensation, please turn to “Purchase and Sale of Fund Shares, Taxes and Financial Intermediary Compensation” on page 93.

TEUCRIUM NO K-1 CORN ETF - FUND SUMMARY
Investment Objective
The Teucrium No K-1 Corn ETF (the “No K-1 Corn ETF” or the “Fund”) seeks investment results, before fees and expenses, that correspond to the price performance of corn.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund (“Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below.

Shareholder Fees (fees paid directly from your investment)	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee[1]	1.49%
Distribution and/or Service (12b-1) Fees	0.00%
Other Expenses[2,3]	0.00%
Total Annual Fund Operating Expenses	1.49%
Less Fee Waiver[1]	-0.54%
Total Annual Fund Operating Expenses After Fee Waiver	0.95%
1 Teucrium Investment Advisors, LLC (the “Adviser”), the Fund’s investment adviser, has contractually agreed to reduce the Fund’s management fee from 1.49% to 0.95% of the Fund’s average daily net assets until at least April 30, 2027. This agreement may be terminated only by or with the consent of, the Fund’s Board of Trustees (the “Board”).
2     The Adviser also serves as the investment adviser to the Subsidiary (defined below) and provides the Subsidiary with the same type of management services, under essentially the same terms, as it provides the Fund. The Adviser has agreed to waive the management fee of 1.49% to be paid by the Subsidiary. This waiver will continue in effect until at least April 30, 2027. This waiver may be terminated only with the approval of the Subsidiary’s Board of Directors.
3 Estimated for the current fiscal year.
Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The Example does not take into account brokerage commissions that you may pay on your purchases and sales of Shares. The Example reflects the management fee reduction described in the table above for the first year only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	$97	3 Years	$435
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in the Total Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. The Fund’s portfolio turnover rate has been omitted because the Fund had not commenced investment operations prior to the date of this Prospectus.
Principal Investment Strategies
The Fund is an actively managed exchange-traded fund (“ETF”) that seeks to achieve its investment objective by investing primarily in corn futures contracts (“Corn Futures Contracts”) that trade only on an exchange registered with the Commodity Futures Trading Commission (“CFTC”), and cash, cash-equivalents or high-quality securities that serve as collateral to the Fund’s investments in Corn Futures Contracts (“Collateral Investments”). The Fund does not intend to take physical delivery of corn associated with the Corn Futures Contracts.
The Fund also may invest in “Other Investments,” which may include: (i) reverse repurchase agreement transactions; (ii) shares of other Corn-linked exchange traded investment products (“Corn-Linked ETPs”) not registered as investment companies under the Investment Company Act of 1940, as amended (the “1940 Act”), which may include affiliated Corn-Linked ETPs such as Teucrium Corn Fund (Ticker: CORN), the sponsor of which wholly owns and controls the Adviser; and (iii) swap agreement transactions that reference corn, Corn-Linked ETPs, Corn Futures Contracts, or corn-related indexes (such as the Bloomberg Corn Subindex, S&P GSCI Corn or Teucrium Corn Fund Benchmark Index).
The Fund invests, under normal circumstances, at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in Corn Futures Contracts and Other Investments that in the aggregate provide exposure to the price movements of corn.
Unlike many other commodity-based exchange-traded products, the Fund will not issue its shareholders a Schedule K-1 for tax reporting purposes, which can increase the complexity of a shareholder’s tax reporting. Instead, the Fund is designed to be taxed as a conventional mutual fund and will issue a Form 1099 to its shareholders for tax reporting purposes. A consequence of the Fund’s tax status is that it generally is limited to obtaining its exposure to Corn Futures Contracts through the Subsidiary, which is defined and described in the paragraphs that follow.
The Fund expects to invest in Corn Futures Contracts primarily indirectly through a wholly-owned subsidiary organized under the laws of the Cayman Islands (the “Subsidiary”). To seek to achieve its investment objective, the Fund intends to typically enter into Corn Futures Contracts as the “buyer.” The Fund intends to exit its futures contracts as they near expiration and replace them with new futures contracts with a later expiration date. This process is referred to as “rolling.” Futures holdings will not be rolled on a predetermined schedule. The Fund may invest in Corn Futures Contracts of any expiration date traded on any CFTC-regulated commodity futures exchange, also known as a “designated contract market” (“DCM”). The Adviser may consider the following factors, among others, when determining the Fund’s investments in Corn Futures Contracts and Other Investments: liquidity, regulatory requirements, risk mitigation measures, the Fund’s FCMs (as defined below), counterparties and market conditions.
The Fund’s investment in the Subsidiary is intended to provide the Fund with exposure to Corn Futures Contracts, a type of commodities futures contract, within the limits of current federal income tax laws applicable to investment companies such as the Fund, which limit the ability of investment companies to invest directly in commodities futures and certain other investments that do not generate qualifying income for tax purposes. The Subsidiary, which is also managed by the Adviser, has the same investment objective as the Fund, but it may invest in commodities futures and similar investments, including certain Other Investments, to a greater extent than the Fund. Except as otherwise noted, for purposes of this Prospectus, references to the Fund’s investments include the Fund’s indirect investments through the Subsidiary. Because the Fund intends to elect to be treated as a regulated investment company (“RIC”) under the Internal Revenue Code of 1986, as amended (the “Code”), the size of the Fund’s investment in the Subsidiary generally will be limited to 25% of the Fund’s total assets, tested at the end of each fiscal quarter.
The Fund will generally hold its Corn Futures Contracts during periods in which the price of corn is flat or declining, as well as during periods in which the value of corn is rising. The Adviser may determine to modify the extent of the Fund’s exposure to Corn Futures Contracts in response to extreme market conditions, as determined in the sole discretion of the Adviser, and to avoid exceeding any position limits applicable to the Corn Futures Contracts, established by the applicable DCM. These position limits may hinder the Fund’s ability to enter into the desired amount of Corn Futures Contracts at times. Because of the anticipated size of the Fund’s Corn Futures Contracts holdings relative to the size of the futures market, the Adviser does not anticipate that position limits will adversely affect the Fund’s ability to seek its target exposure until the Fund’s assets under management grow significantly. Any determination to modify the Fund’s exposure to Corn Futures Contracts may cause the Fund to liquidate its Corn Futures Contracts holdings at disadvantageous times or prices, potentially subjecting the Fund to substantial losses, and prevent the Fund from achieving its investment objective.
The Fund will also invest in Collateral Investments. The Collateral Investments may consist of: (i) U.S. Government securities, such as bills, notes and bonds issued by the U.S. Treasury; (ii) money market funds; and/or (iii) corporate debt securities, such as commercial paper and other short-term unsecured promissory notes issued by businesses that are rated investment grade or determined by the Adviser to be of comparable quality. Such Collateral Investments are designed to provide liquidity, serve as margin or otherwise collateralize the Fund’s investments in Corn Futures Contracts and certain Other Investments.
The Fund is classified as a “non-diversified” investment company under the 1940 Act and, therefore, may invest a greater percentage of its assets in a particular issuer than a diversified fund. The Fund will not concentrate its investments (i.e., hold more than 25% of its total assets) in any industry or group of related industries. The Fund, however, will invest more than 25% of its total assets in investments that provide exposure to corn.
Corn Futures Contracts
Futures contracts are agreements between two parties that are executed on a DCM, i.e., a commodity futures exchange, and that are cleared and margined through a derivatives clearing organization (“DCO”), i.e., a clearing house. One party agrees to buy a commodity such as corn from the other party at a later date at a price and quantity agreed upon when the contract is made. Such contracts may be referred to as “non-spot” futures contracts to differentiate from spot contracts, in which the purchase of the commodity occurs immediately. In market terminology, a party who purchases a futures contract is long in the market and a party who sells a futures contract is short in the market. The contractual obligations of a buyer or seller may generally be satisfied by taking or making physical delivery of the underlying commodity or by making an offsetting sale or purchase of an identical futures contract on the same or linked exchange before the designated date of delivery. The difference between the price at which the futures contract is purchased or sold and the price paid for the offsetting sale or purchase, after allowance for brokerage commissions, constitutes the profit or loss to the trader.
Futures contracts with a longer term to expiration may be priced higher than futures contracts with a shorter term to expiration, a relationship called “contango”. When rolling futures contracts that are in contango the Fund will close its long position by selling the shorter term contract at a relatively lower price and buying a longer-dated contract at a relatively higher price. The presence of contango will adversely affect the performance of the Fund, and could result in a negative yield for the Fund. Conversely, futures contracts with a longer term to expiration may be priced lower than futures contracts with a shorter term to expiration, a relationship called “backwardation”. When rolling long futures contracts that are in backwardation, the Fund will close its long position by selling the shorter term contract at a relatively higher price and buying a longer-dated contract at a relatively lower price. The presence of backwardation may positively affect the performance of the Fund.
If circumstances arise where market prices for Corn Futures Contracts are not readily available, the Fund will fair value its Corn Futures Contracts in accordance with its pricing and valuation policy and procedures for fair value determinations. Pursuant to those policies and procedures, the Adviser would consider various factors, such as pricing history; market levels prior to price limits or halts; supply, demand, and open interest in Corn Futures Contracts; and comparison to other major commodity futures. The Adviser would document its proposed pricing and methodology, detailing the factors that entered into the valuation.
Corn
Corn is currently the most widely produced livestock feed grain in the United States. The two largest demands of the United States’ corn crop are used in livestock feed and ethanol production. Corn is also processed into food and industrial products. The United States Department of Agriculture (the “USDA”) publishes weekly, monthly, quarterly and annual updates for U.S. domestic and worldwide corn production and consumption, and for other grains such as soybeans and wheat, which can be used in some cases as a substitute for corn. The United States is the world’s leading producer and exporter of corn. The price per bushel of corn in the United States is primarily a function of both U.S. and global production and demand.
As a general matter, the occurrence of a severe weather event, natural disaster, terrorist attack, geopolitical events, outbreak, or public health emergency as declared by the World Health Organization, the continuation or expansion of war or other hostilities, or a prolonged government shutdown may have significant adverse effects on the Fund and its investments and alter current assumptions and expectations. Generally, these adverse effects may cause continued volatility in the price of corn, corn futures, and the price of Shares.
Other Investments
In order to help the Fund meet its investment objective by maintaining the desired level of exposure to corn, maintain its tax status as a RIC on days in and around quarter-end, help the Fund maintain its desired exposure to Corn Futures Contracts when it is approaching or has exceeded position limits or accountability levels, or because of liquidity or other constraints, the Fund may invest in the following:
Reverse Repurchase Agreements
The Fund may invest in reverse repurchase agreements which are a form of borrowing in which the Fund sells portfolio securities to financial institutions and agrees to repurchase them at a mutually agreed-upon date and price that is higher than the original sale price, and use the proceeds for investment purchases.
As a result of the Fund repurchasing the securities at a higher price, the Fund will lose money by engaging in reverse repurchase agreement transactions.
As noted above, because the Fund intends to qualify for treatment as a RIC under the Code, the size of the Fund’s investment in the Subsidiary will not exceed 25% of the Fund’s total assets at or around each quarter end of the Fund’s fiscal year (the “Asset Diversification Test”). At other times of the year, the Fund’s investments in the Subsidiary will significantly exceed 25% of the Fund’s total (or gross) assets.
When the Fund seeks to reduce its total assets exposure to the Subsidiary, it may use the short-term Treasury Bills it owns (and purchase additional Treasury Bills as needed) to transact in reverse repurchase agreement transactions, which are ostensibly loans to the Fund. Those loans will increase the gross assets of the Fund, which the Adviser expects will allow the Fund to meet the Asset Diversification Test. When the Fund enters into a reverse repurchase agreement, it will either (i) be consistent with Section 18 of the 1940 Act and maintain asset coverage of at least 300% of the value of the reverse repurchase agreement; or (ii) treat the reverse repurchase agreement transactions as derivative transactions for purposes of Rule 18f-4 under the 1940 Act (“Rule 18f-4”), including as applicable, the value-at-risk based limit on leverage risk.
Corn-Linked ETPs
The Fund may invest in shares of Corn-Linked ETPs, which are exchange-traded investment products not registered under the 1940 Act that seek to match the daily changes in the price of corn for future delivery, and trade intra-day on a national securities exchange. Corn-Linked ETPs are passively managed and do not pursue active management investment strategies, and their sponsors do not actively manage the exposure to corn held by the ETP. This means that the sponsor of the ETP does not sell corn futures contracts at times when its price is high or acquire corn futures contracts at low prices in the expectation of future price increases.
Swaps that reference corn, Corn-Linked ETPs, Corn Futures Contracts, or corn-related indexes
The Fund may invest in cash-settled swap agreements referencing corn, Corn-Linked ETPs, Corn Futures Contracts or corn-related indexes. Swap contracts are transactions entered into primarily with major global financial institutions for a specified period ranging from a day to more than one year. In a swap transaction, the Fund and a counterparty will agree to exchange or “swap” payments based on the change in value of an underlying asset or benchmark. For example, the two parties may agree to exchange the return (or differentials in rates of returns) earned or realized on a particular investment or instrument. In the case of the Fund, the reference asset can be shares of corn, shares of Corn-Linked ETPs, Corn Futures Contracts, or corn-related indexes.
Principal Investment Risks
The principal risks of investing in the Fund are summarized below. The principal risks are presented in alphabetical order to facilitate finding particular risks and comparing them with the risks of other funds. Each risk summarized below is considered a “principal risk” of investing in the Fund, regardless of the order in which it appears. As with any investment, there is a risk that you could lose all or a portion of your investment in the Fund. Some or all of these risks may adversely affect the Fund’s net asset value (“NAV”), trading price, yield, total return and/or ability to meet its investment objective. The following risks could affect the value of your investment in the Fund:
•Active Management Risk. The Fund is actively managed and may not meet its investment objective based on the Adviser’s success or failure to implement strategies for the Fund. The Fund invests in complex instruments (each described below), including futures contracts. Such instruments may create enhanced risks for the Fund and the Adviser’s ability to control the Fund’s level of risk will depend on the Adviser’s skill in managing such instruments. In addition, the Adviser’s evaluations and assumptions regarding investments, interest rates, inflation, and other factors may not successfully achieve the Fund’s investment objective given actual market conditions.
•Agricultural Commodities Risk. The price and availability of agricultural commodities is influenced by economic and industry conditions, including but not limited to supply and demand factors such as: crop disease; weed control; water and fertilizer availability; various planting, growing, or harvesting problems; severe weather conditions such as drought, floods, heavy rains, frost, or natural disasters that are difficult to anticipate and that cannot be controlled. The U.S. prices of agricultural commodities may be subject to risks relating to the demand and distribution of such commodities in foreign countries, such as: uncontrolled fires (including arson); challenges in doing business with foreign companies; legal and regulatory restrictions; transportation costs; interruptions in energy supply; currency exchange rate fluctuations; and political and economic instability. Additionally, demand for agricultural commodities is affected by changes in consumer tastes, national, regional and local economic conditions, and demographic trends.
Agricultural commodity production is subject to United States and foreign policies and regulations that materially affect operations. Governmental policies affecting the agricultural industry, such as taxes, tariffs, duties, subsidies, incentives, acreage control, and import and export restrictions on agricultural commodities and commodity products, can influence the planting of certain crops, the location and size of crop production, the volume and types of imports and exports, and industry profitability. Additionally, commodity production is affected by laws and regulations relating to, but not limited to, the sourcing, transporting, storing and processing of agricultural raw materials as well as the transporting, storing and distributing of related agricultural products. Agricultural commodity producers also may need to comply with various environmental laws and regulations, such as those regulating the use of certain pesticides, and local laws that regulate the production of genetically modified crops. In addition, international trade disputes can adversely affect agricultural commodity trade flows by limiting or disrupting trade between countries or regions.
Seasonal fluctuations in the price of agricultural commodities may cause risk to an investor because of the possibility that Share prices will be depressed because of the relevant harvest cycles. In the futures market, fluctuations are typically reflected in contracts expiring in the harvest season (i.e., in the case of corn, contracts expiring during the fall are typically priced lower than contracts expiring in the winter and spring). Thus, seasonal fluctuations could result in an investor incurring losses upon the sale of Shares, particularly if the investor needs to sell Shares when a Corn Futures Contract is, in whole or part, expiring in the harvest season for the specified commodity.
◦Risks Specific to Corn. Demand for corn in the United States to produce ethanol has been a significant factor affecting the price of corn. In turn, demand for ethanol has tended to increase when the price of gasoline has increased and has been significantly affected by United States governmental policies designed to encourage the production of ethanol. Additionally, demand for corn is affected by changes in consumer tastes, national, regional and local economic conditions, and demographic trends. Finally, because corn is often used as an ingredient in livestock feed, demand for corn is subject to risks associated with the outbreak of livestock disease.

•Cash Transaction Risk. The Fund expects to effect all of its creations and redemptions for cash, rather than in-kind securities. The Fund may be required to sell or unwind portfolio investments to obtain the cash needed to distribute redemption proceeds. This may cause the Fund to recognize a capital gain that it might not have recognized if it had made a redemption in kind. As a result, the Fund may pay out higher annual capital gain distributions than if the in-kind redemption process was used. The use of cash creations and redemptions may also cause the Fund’s shares to trade in the market at wider bid-ask spreads or greater premiums or discounts to the Fund’s NAV. Further, effecting purchases and redemptions primarily in cash may cause the Fund to incur certain costs, such as portfolio transaction costs. These costs can decrease the Fund’s NAV if not offset by an authorized participant transaction fee.
•Clearing Broker Risk. The failure or bankruptcy of the Fund’s and the Subsidiary’s clearing broker could result in a substantial loss of Fund assets. Under current CFTC regulations, a clearing broker maintains customers’ assets in a bulk segregated account. If a clearing broker fails to do so or is unable to satisfy a substantial deficit in a customer account, its other customers may be subject to risk of loss of their funds in the event of that clearing broker’s bankruptcy. In that event, the clearing broker’s customers, such as the Fund and the Subsidiary, are entitled to recover, even in respect of property specifically traceable to them, only a proportional share of all property available for distribution to all of that clearing broker’s customers.
•Collateral Securities Risk. Collateral may include obligations issued or guaranteed by the U.S. government and its agencies and instrumentalities, including bills, notes, and bonds issued by the U.S. Treasury, as well as money market funds and corporate debt securities, such as commercial paper. Some securities issued or guaranteed by federal agencies and U.S. government-sponsored instrumentalities may not be backed by the full faith and credit of the United States, in which case the investor must look principally to the agency or instrumentality issuing or guaranteeing the security for ultimate repayment, and may not be able to assert a claim against the United States itself in the event that the agency or instrumentality does not meet its commitment. The U.S. government and its agencies and instrumentalities do not guarantee the market value of their securities, and consequently, the value of such securities may fluctuate. Although the Fund may hold securities that carry U.S. government guarantees, these guarantees do not extend to shares of the Fund. The Fund’s investments in U.S. government securities will change in value in response to interest rate changes and other factors, such as the perception of an issuer’s creditworthiness. Money market funds are subject to management fees and other expenses. Therefore, investments in money market funds will cause the Fund to bear indirectly a proportional share of the fees and costs of the money market funds in which it invests. At the same time, the Fund will continue to pay its own management fees and expenses with respect to all of its assets, including any portion invested in the shares of the money market fund. It is possible to lose money by investing in money market funds. Corporate debt securities such as commercial paper generally are short-term unsecured promissory notes issued by businesses. Corporate debt may be rated investment-grade or below investment-grade and may carry variable or floating rates of interest. Corporate debt securities carry both credit risk and interest rate risk. Credit risk is the risk that the Fund could lose money if the issuer of a corporate debt security is unable to pay interest or repay principal when it is due. Interest rate risk is the risk that interest rates rise and fall over time. For example, the value of fixed-income securities generally decrease when interest rates rise, which may cause the Fund’s value to decrease. Also, investments in fixed-income securities with longer maturities fluctuate more in response to interest rate changes. Some corporate debt securities that are rated below investment-grade generally are considered speculative because they present a greater risk of loss, including default, than higher quality debt securities.
•Commodity-Linked Derivatives Tax Risk. As a RIC, the Fund must derive at least 90% of its gross income each taxable year from certain qualifying sources of income under the Code. The income of the Fund from certain commodity-linked derivatives may be treated as non-qualifying income for purposes of the Fund’s qualification as a RIC, in which case, the Fund might fail to qualify as a RIC and be subject to federal income tax at the Fund level. To the extent the Fund invests directly in commodity-linked derivatives, the Fund will seek to restrict its income from such instruments that do not generate qualifying income to a maximum of 10% of its gross income (when combined with its other investments that produce non-qualifying income) to comply with the qualifying income test necessary for the Fund to qualify as a RIC under Subchapter M of the Code. However, the Fund may generate more non-qualifying income than anticipated, may not be able to generate qualifying income in a particular taxable year at levels sufficient to meet the qualifying income test, or may not be able to accurately predict the non-qualifying income from these investments.
The extent to which the Fund invests in commodity-linked derivatives may be limited by the qualifying income and asset diversification tests, which the Fund must continue to satisfy to maintain its status as a RIC. If the Fund does not qualify as a RIC for any taxable year and certain relief provisions are not available, the Fund’s taxable income would be subject to tax at the Fund level and to a further tax at the shareholder level when such income is distributed. Failure to comply with the requirements for qualification as a RIC could have significant negative tax consequences to Fund shareholders. Under certain circumstances, the Fund may be able to cure a failure to meet the qualifying income requirement, but in order to do so the Fund may incur significant Fund-level taxes, which would effectively reduce (and could eliminate) the Fund’s returns. The tax treatment of certain commodity-linked derivatives may be affected by future regulatory or legislative changes that could affect the character, timing and/or amount of the Fund’s taxable income or gains and distributions.
•Commodity Pool Regulatory Risk. The Fund’s investment exposure to commodities futures will cause it to be deemed to be a commodity pool, thereby subjecting the Fund to regulation under the Commodity Exchange Act (“CEA”) and CFTC rules. The

Adviser is registered as a Commodity Trading Advisor (“CTA”) and a Commodity Pool Operator (“CPO”), and the Fund will be operated in accordance with applicable CFTC rules, as well as the regulatory scheme applicable to registered investment companies. Registration as a CPO imposes additional compliance obligations on the Adviser and the Fund related to additional laws, regulations, and enforcement policies, which could increase compliance costs and may affect the operations and financial performance of the Fund.
•Counterparty Risk. Investing in derivatives involves entering into contracts with third parties (i.e., counterparties). The use of derivatives involves risks that are different from those associated with ordinary portfolio securities transactions. The Fund will be subject to credit risk (i.e., the risk that a counterparty is or is perceived to be unwilling or unable to make timely payments or otherwise meet its contractual obligations) with respect to the amount it expects to receive from counterparties to derivatives entered into by the Fund. If a counterparty becomes bankrupt or fails to perform its obligations, or if any collateral posted by the counterparty for the benefit of the Fund is insufficient or there are delays in the Fund’s ability to access such collateral, the value of an investment in the Fund may decline. The counterparty to a listed futures contract is the derivatives clearing organization for the listed future. The listed future is held through a futures commission merchant (“FCM”) acting on behalf of the Fund. Consequently, the counterparty risk on a listed futures contract is the creditworthiness of the FCM and the exchange’s clearing corporation.
•Cybersecurity Risk. Cybersecurity incidents may allow an unauthorized party to gain access to Fund assets or proprietary information, or cause the Fund, the Adviser, and/or other service providers (including custodians and financial intermediaries) to suffer data breaches or data corruption. Additionally, cybersecurity failures or breaches of the electronic systems of the Fund, the Adviser, the Fund’s other service providers, market makers, Authorized Participants (“APs”), the Fund’s primary listing exchange, or the issuers of securities in which the Fund invests have the ability to disrupt and negatively affect the Fund’s business operations, including the ability to purchase and sell Shares, potentially resulting in financial losses to the Fund and its shareholders.
•Derivatives Risk. The Fund’s derivative investments have risks, including the imperfect correlation between the value of such instruments and the underlying assets or index; the loss of principal, including the potential loss of amounts greater than the initial amount invested in the derivative instrument; and illiquidity of the derivative investments. The derivatives used by the Fund may give rise to a form of leverage. Leverage magnifies the potential for gain and may result in greater losses, which in some cases may cause the Fund to liquidate other portfolio investments at inopportune times (e.g., at a loss to comply with limits on leverage imposed by the 1940 Act or when the Adviser otherwise would have preferred to hold the investment) or to meet redemption requests. Certain of the Fund’s transactions in derivatives could also affect the amount, timing, and character of distributions to shareholders, which may result in the Fund realizing more short-term capital gain and ordinary income subject to tax at ordinary income tax rates than it would if it did not engage in such transactions, which may adversely impact the Fund’s after-tax returns. To the extent the Fund invests in such derivative instruments, the value of the Fund’s portfolio is likely to experience greater volatility over short-term periods.
◦Futures Contracts Risk. The successful use of futures contracts draws upon the Adviser’s skill and experience with respect to such instruments and is subject to special risk considerations. The primary risks associated with the use of futures contracts, which may adversely affect the Fund’s NAV and total return, are: (a) the imperfect correlation between the change in market value of the futures contract and the price of commodity; (b) possible lack of a liquid secondary market for a futures contract and the resulting inability to close a futures contract when desired; (c) losses caused by unanticipated market movements, which are potentially unlimited; (d) the Adviser’s inability to predict correctly the direction of securities prices, interest rates, currency exchange rates and other economic factors; (e) the possibility that the counterparty will default in the performance of its obligations; and (f) if the Fund has insufficient cash, it may have to sell investments from its portfolio to meet daily variation margin requirements, and the Fund may have to sell investments at a time when it may be disadvantageous to do so.
◦Cost of Futures Investment Risk. When a commodities futures contract is nearing expiration, the Fund will generally sell it and use the proceeds to buy a commodities futures contract with a later expiration date. This practice is commonly referred to as “rolling.” The costs associated with rolling commodities futures contracts typically are substantially higher than the costs associated with other futures contracts and may have a significant adverse impact on the performance of the Fund. In addition, the presence of contango in certain futures contracts at the time of rolling would be expected to adversely affect the Fund. Similarly, the presence of backwardation in certain futures contracts at the time of rolling such contracts would be expected to positively affect the Fund. The futures contracts markets have experienced, and are likely to experience again in the future, extended periods in which contango or backwardation have affected various types of futures contracts. These extended periods have caused in the past, and may cause in the future, significant losses.
◦Swap Agreements Risk. Swap agreements are contracts among the Fund and a counterparty to exchange the return of the pre-determined underlying investment (such as the rate of return of the underlying commodity). Swap agreements may be negotiated bilaterally and traded over-the-counter (“OTC”) between two parties or, for certain standardized swaps, must be exchange-traded through an FCM and/or cleared through a clearinghouse that serves as a central counterparty. Swap agreements may be subject to fees and expenses, and by investing in swaps indirectly through the Fund, a shareholder will bear the expenses of such derivatives in addition to expenses of the Fund. Risks associated with the use of swap agreements are different from those associated with ordinary portfolio securities transactions, due in part to the fact they could be considered illiquid and many swaps trade on the OTC market. Swaps are particularly subject to counterparty credit, correlation, valuation, liquidity and leveraging risks. While exchange trading and central clearing are intended to reduce counterparty credit risk and increase liquidity, they do not make swap transactions risk-free. Additionally, applicable regulators have adopted rules imposing certain margin requirements, including minimums, on OTC swaps, which may result in the Fund and its counterparties posting higher margin amounts for OTC swaps, which could increase the cost of swap transactions to the Fund and impose added operational complexity.
•Early Close/Trading Halt Risk. An exchange or market may close or issue trading halts on specific investments, or the ability to buy or sell certain securities or financial instruments may be restricted, which may result in the Fund being unable to buy or sell certain securities or financial instruments. In such circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments, and/or may incur substantial trading losses.
•ETF Risks. The Fund is an ETF and, as a result of its structure, is exposed to the following risks:
◦Authorized Participants, Market Makers, and Liquidity Providers Concentration Risk. The Fund has a limited number of financial institutions that may act as APs. In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. Shares may trade at a material discount to NAV and possibly face delisting if either: (i) APs exit the business or otherwise become unable to process creation and/or redemption orders and no other APs step forward to perform these services, or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.
◦Costs of Buying or Selling Shares Risk. Due to the costs of buying or selling Shares, including brokerage commissions imposed by brokers and bid/ask spreads, frequent trading of Shares may significantly reduce investment results and an investment in Shares may not be advisable for investors who anticipate regularly making small investments.
◦Shares May Trade at Prices Other Than NAV Risk. As with all ETFs, Shares may be bought and sold in the secondary market at market prices. Although it is expected that the market price of Shares will approximate the Fund’s NAV, there may be times when the market price of Shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount) due to supply and demand of Shares or during periods of market volatility. This risk is heightened in times of market volatility, periods of steep market declines, and periods when there is limited trading activity for Shares in the secondary market, in which case such premiums or discounts may be significant.
◦Trading Risk. Although Shares are listed for trading on the NYSE Arca, Inc. (the “Exchange”) and may be traded on U.S. exchanges other than the Exchange, there can be no assurance that Shares will trade with any volume, or at all, on any stock exchange. In stressed market conditions, the liquidity of Shares may begin to mirror the liquidity of the Fund’s underlying portfolio holdings, which can be significantly less liquid than the Shares.
•Exchange-Traded Products Risk. The risks of owning interests of an ETP generally reflect the same risks as owning the underlying securities or other instruments that the ETP is designed to track. The shares of certain ETPs may trade at a premium or discount to their intrinsic value (i.e., the market value may differ from the net asset value of an ETP’s shares). For example, supply and demand for shares of an ETF or market disruptions may cause the market price of the ETP to deviate from the value of the ETP’s investments, which may be emphasized in less liquid markets. By investing in an ETP, the Fund indirectly bears the proportionate share of any fees and expenses of the ETP in addition to the fees and expenses that the Fund and its shareholders directly bear in connection with the Fund's operations. Because the ETPs have a significant portion of their assets exposed directly or indirectly to commodities or commodity-linked securities, developments affecting commodities may have a disproportionate impact on such ETPs and may subject the ETPs to greater volatility than investments in traditional securities.
•High Portfolio Turnover Risk. The Fund, through the Subsidiary, may frequently buy and sell futures contracts and other assets as part of the Fund’s strategy to obtain exposure to agricultural commodities. Higher portfolio turnover may result in the Fund paying higher levels of transaction costs and generating greater tax liabilities for shareholders. Portfolio turnover risk may cause the Fund’s performance to be less than you expect.
•Investment Capacity Risk. If the Fund’s ability to obtain exposure to commodities futures consistent with its investment objective is disrupted for any reason, including limited liquidity in the commodities futures market, a disruption to the commodities futures, or as a result of margin requirements or position limits imposed by the Fund’s FCMs, the DCM, or the CFTC on the Fund or the Adviser, the Fund would not be able to achieve its investment objective and may experience significant losses. FCMs act as the intermediaries between customers and exchanges facilitating transactions in commodity derivatives. DCMs are the exchanges on which these transactions occur.
•Liquidity Risk. Liquidity risk exists when particular investments are difficult to purchase or sell. This can reduce the Fund's returns because the Fund may be unable to transact at advantageous times or prices.
•Market Risk. The trading prices of securities and other instruments fluctuate in response to a variety of factors. These factors include events impacting the entire market or specific market segments, such as political, market and economic developments, as well as events that impact specific issuers. The Fund’s NAV and market price, like security and commodity prices generally, may fluctuate significantly in response to these and other factors. As a result, an investor could lose money over short or long periods of time. In addition, government actions or interventions (including, but not limited, to the threat or imposition of tariffs, trade restrictions, currency restrictions or similar actions) as well as developments related to economic, political (including geopolitical), social, public health, market, extreme weather, natural or man-made disasters, or other conditions or events have in the past and may in the future result in volatility in financial markets and reduced liquidity in equity, credit, and/or debt markets, which could adversely impact the Fund and its investments and their value and performance. These developments as well as other events could result in further market volatility and negatively affect financial asset prices, the liquidity of certain securities and the normal operations of securities exchanges and other markets.
•New Fund Risk. The Fund is a recently organized investment company with no operating history. As a result, prospective investors have no track record or history on which to base their investment decision.
•Non-Diversification Risk. Because the Fund is “non-diversified,” it may invest a greater percentage of its assets in the securities of a single issuer or a lesser number of issuers than if it was a diversified fund. As a result, the Fund may be more exposed to the risks associated with and developments affecting an individual issuer or a lesser number of issuers than a fund that invests more widely. This may increase the Fund’s volatility and cause the performance of a relatively small number of issuers to have a greater impact on the Fund’s performance.
•Reverse Repurchase Agreements Risk. A reverse repurchase agreement is the sale by the Fund of a debt obligation to a party for a specified price, with the simultaneous agreement by the Fund to repurchase that debt obligation from that party on a future date at an agreed-upon price. Similar to borrowing, reverse repurchase agreements provide the Fund with cash for investment purposes, which creates leverage and subjects the Fund to the risks of leverage. Reverse repurchase agreements also involve the risk that the other party may fail to return the securities in a timely manner or at all. The Fund could lose money if it is unable to recover the securities and the value of collateral held by the Fund, including the value of the investments made with cash collateral, is less than the value of the securities.
•Subsidiary Investment Risk. By investing in the Subsidiary, the Fund is indirectly exposed to the risks associated with the Subsidiary’s investments. The derivatives and other investments held by the Subsidiary are generally similar to those that are permitted to be held by the Fund and are subject to the same risks that apply to similar investments if held directly by the Fund. The Subsidiary is not registered under the 1940 Act, and, unless otherwise noted in this Prospectus, is not subject to all the investor protections of the 1940 Act. Changes in the laws of the United States and/or the Cayman Islands could result in the inability of the Fund and/or the Subsidiary to continue to operate as it does currently and could adversely affect the Fund. For example, the Cayman Islands does not currently impose any income, corporate or capital gains tax or withholding tax on the Subsidiary. If Cayman Islands law changes such that the Subsidiary must pay Cayman Islands taxes, Fund shareholders would likely suffer decreased investment returns.
•Tax Risk. The Fund may gain most of its exposure to the commodities markets through its investment in the Subsidiary, which may invest directly in commodity-linked derivative instruments, including commodities futures and reverse repurchase agreements. In order for the Fund to qualify as a RIC under Subchapter M of the Code, the Fund must, among other requirements, derive at least 90% of its gross income for each taxable year from sources generating “qualifying income” for purposes of the “qualifying income test,” which is described in more detail in the section titled “Federal Income Taxes” in the SAI. The Fund’s investment in the Subsidiary is expected to provide the Fund with exposure to the commodities markets within the limitations of the federal tax requirements of Subchapter M of the Code for qualification as a RIC. The “Subpart F” income (defined in Section 951 of the Code to include passive income, including from commodity-linked derivatives) of the Fund attributable to its investment in the Subsidiary is “qualifying income” to the Fund to the extent that such income is derived with respect to the Fund’s business of investing in stock, securities or currencies. The Fund expects its “Subpart F” income attributable to its investment in the Subsidiary to be derived with respect to the Fund’s business of investing in stock, securities or currencies and accordingly expects its “Subpart F” income attributable to its investment in the Subsidiary to be treated as “qualifying income.” The Fund generally will be required to include in its own taxable income the “Subpart F” income of the Subsidiary for a tax year, regardless of whether the Fund receives a distribution of the Subsidiary’s income in that tax year, and this income would nevertheless be subject to the distribution requirement for qualification as a RIC and would be taken into account for purposes of the 4% excise tax. The Adviser will carefully monitor the Fund’s investments in the Subsidiary to ensure that no more than 25% of the Fund’s assets are invested in the Subsidiary to comply with the Fund’s asset diversification test as described in more detail in the SAI.
If the Fund did not qualify as a RIC for any taxable year and certain relief provisions were not available, the Fund’s taxable income would be subject to tax at the Fund level and to a further tax at the shareholder level when such income is distributed. In such event, in order to re-qualify for taxation as a RIC, the Fund might be required to recognize unrealized gains, pay substantial taxes and interest and make certain distributions. This would cause investors to incur higher tax liabilities than they otherwise would have incurred and would have a negative impact on Fund returns. In such event, the Board may determine to reorganize or close the Fund or materially change the Fund’s investment objective and strategies. In the event that the Fund fails to qualify as a RIC, the Fund will promptly notify shareholders of the implications of that failure.

•Valuation Risk. The Fund or the Subsidiary may hold securities or other assets that may be valued on the basis of factors other than readily available market quotations. This may occur because the asset or security does not trade on a centralized exchange, or in times of market turmoil or reduced liquidity. There are multiple methods that can be used to value a portfolio holding when market quotations are not readily available. The value established for any portfolio holding at a point in time might differ from what would be produced using a different methodology or if it had been priced using market quotations. Portfolio holdings that are valued using techniques other than market quotations, including “fair valued” assets or securities, may be subject to greater fluctuation in their valuations from one day to the next than if market quotations were used. In addition, there is no assurance that the Fund or the Subsidiary could sell or close out a portfolio position for the value established for it at any time, and it is possible that the Fund or the Subsidiary would incur a loss because a portfolio position is sold or closed out at a discount to the valuation established by the Fund or the Subsidiary at that time. The ability to value investments may be impacted by technological issues or errors by pricing services or other third-party service providers.
•Volatility Risk. The value of certain of the Fund’s investments, including commodities futures, is subject to market risk. Market risk is the risk that the value of the investments to which the Fund is exposed will fall, which could occur due to general market or economic conditions or other factors.
•Whipsaw Markets Risk. The Fund may be subject to the forces of “whipsaw” markets (as opposed to choppy or stable markets), in which significant price movements develop but then repeatedly reverse. “Whipsaw” describes a situation where a security’s price is moving in one direction but then quickly pivots to move in the opposite direction. Such market conditions could cause substantial losses to the Fund.
Performance
The Fund had not commenced investment operations prior to the date of this Prospectus and therefore does not have a performance history for a full calendar year. In the future, performance information for the Fund will be presented in this section. Updated performance information is available on the Fund’s website at www.teucrium.com.

Investment Adviser:	Teucrium Investment Advisors, LLC
Portfolio Managers:	Springer Harris and Joran Haugens, each Portfolio Managers of the Adviser, have been portfolio managers of the Fund since its inception. Chris Small, a Portfolio Manager of the Adviser, has been a portfolio manager of the Fund since July 2025.

For important information about the purchase and sale of Fund shares, tax information and financial intermediary compensation, please turn to “Purchase and Sale of Fund Shares, Taxes and Financial Intermediary Compensation” on page 93.

TEUCRIUM 2X DAILY CORN ETF - FUND SUMMARY
Important Information About the Fund
Teucrium 2x Daily Corn ETF (“2x Daily Corn ETF” or the “Fund”) seeks daily investment results, before fees and expenses, that correspond to two times (2x) the price of corn for future delivery for a single day, not for any other period. A “single day” is measured from the time the Fund calculates its net asset value (“NAV”) to the time of the Fund’s next NAV calculation. The NAV calculation time for the Fund typically is 4:00 p.m. Eastern Time. The return of the Fund for periods longer than a single day will be the result of its return for each day compounded over the period. The Fund’s returns for periods longer than a single day will very likely differ in amount, and possibly even direction, from the Fund’s stated multiple (2x) times the return of daily changes in the price of corn for future delivery for the same period. For periods longer than a single day, the Fund will lose money if corn’s performance is flat, and it is possible that the Fund will lose money even if the price of corn for future delivery increases. Longer holding periods, higher volatility in the price of corn for future delivery, and greater leveraged exposure each exacerbate the impact of compounding on an investor’s returns. During periods of higher corn volatility, the volatility of corn may affect the Fund’s return as much as or more than the return of the price of corn for future delivery.
The Fund presents different risks than other types of funds. The Fund uses leverage and is riskier than similarly benchmarked funds that do not use leverage. The Fund may not be suitable for all investors and should be used only by knowledgeable investors who understand the consequences of seeking daily leveraged (2x) investment results, including the impact of compounding on Fund performance. The Fund is intended to be used as a short-term trading vehicle. Investors in the Fund should actively manage and monitor their investments, as frequently as daily. The Fund is not intended to be used by, and is not appropriate for, investors who do not actively monitor and manage their portfolio. An investor in the Fund could potentially lose the full principal value of their investment within a single day. The Fund does not intend to take physical delivery of the corn associated with the Corn Futures Contracts (defined below) in which it invests. Instead, the Fund seeks to benefit from increases in the price of Corn Futures Contracts for a single day.
Investment Objective
The 2x Daily Corn ETF seeks daily investment results, before fees and expenses, that correspond to two times (2x) the daily price performance of corn. The Fund does not seek to achieve its stated investment objective over a period of time greater than a single day.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund (“Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below.

Shareholder Fees (fees paid directly from your investment)	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee[1]	1.49%
Distribution and/or Service (12b-1) Fees	0.00%
Other Expenses[2]	0.00%
Total Annual Fund Operating Expenses	1.49%
Less Fee Waiver[1]	-0.54%
Total Annual Fund Operating Expenses After Fee Waiver	0.95%
1    Teucrium Investment Advisors, LLC (the “Adviser”), the Fund’s investment adviser, has contractually agreed to reduce the Fund’s management fee from 1.49% to 0.95% of the Fund’s average daily net assets until at least April 30, 2027. This agreement may be terminated only by, or with the consent of, the Fund’s Board of Trustees (the “Board”).
2    The Adviser also serves as the investment adviser to the Subsidiary (defined below) and provides the Subsidiary with the same type of management services, under essentially the same terms, as it provides the Fund. The Adviser has agreed to waive the management fee of 1.49% to be paid by the Subsidiary. This waiver will continue in effect until at least April 30, 2027. This waiver may be terminated only with the approval of the Subsidiary’s Board of Directors.
Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The Example does not take into account brokerage commissions that you may pay on your purchases and sales of Shares. The

Example reflects the management fee reduction described in the table above for the first year only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	$97	3 Years	$418	5 Years	$762	10 Years	$1,733
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in the Total Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. For the fiscal year ended December 31, 2025, the Fund’s portfolio turnover rate was 0% of the average value of its portfolio.
Principal Investment Strategies
The Fund is an actively managed exchange-traded fund (“ETF”) that seeks to achieve its investment objective primarily through managed exposure to corn futures contracts (“Corn Futures Contracts”) that trade only on an exchange registered with the Commodity Futures Trading Commission (“CFTC”), and cash, cash-equivalents or high-quality securities that serve as collateral to the Fund’s investments in Corn Futures Contracts (“Collateral Investments”). In this manner, the Fund seeks to provide daily leveraged exposure to the price of corn to seek returns equal to 200% of the daily price performance of corn. The Fund does not intend to take physical delivery of corn associated with the Corn Futures Contracts. Instead, the Fund seeks to benefit from increases in the price of Corn Futures Contracts for a single day.
The Fund also may invest in “Other Investments,” which may include: (i) reverse repurchase agreement transactions; (ii) shares of other Corn-linked exchange traded investment products (“Corn-Linked ETPs”) not registered as investment companies under the Investment Company Act of 1940, as amended (the “1940 Act”), which may include affiliated Corn-Linked ETPs such as Teucrium Corn Fund (Ticker: CORN), the sponsor of which wholly owns and controls the Adviser; and (iii) swap agreement transactions that reference corn, Corn-Linked ETPs, Corn Futures Contracts, or corn-related indexes (such as the Bloomberg Corn Subindex, S&P GSCI Corn or Teucrium Corn Fund Benchmark Index).
The Fund invests, under normal circumstances, at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in Corn Futures Contracts and Other Investments that in the aggregate provide exposure to the price movements of corn.
Unlike many other commodity-based exchange-traded products, the Fund will not issue its shareholders a Schedule K-1 for tax reporting purposes, which can increase the complexity of a shareholder’s tax reporting. Instead, the Fund is designed to be taxed as a conventional mutual fund and will issue a Form 1099 to its shareholders for tax reporting purposes. A consequence of the Fund’s tax status is that it generally is limited to obtaining its exposure to Corn Futures Contracts through the Subsidiary, which is defined and described in the paragraphs that follow.
The Fund expects to invest in Corn Futures Contracts primarily indirectly through a wholly-owned subsidiary organized under the laws of the Cayman Islands (the “Subsidiary”). To seek to achieve 2x daily exposure to corn, the Fund intends to typically enter into Corn Futures Contracts as the “buyer.” In order to maintain its 2x daily exposure to corn, the Fund intends to exit its futures contracts as they near expiration and replace them with new futures contracts with a later expiration date. This process is referred to as “rolling.” The Fund may invest in Corn Futures Contracts of any expiration date traded on any CFTC-regulated commodity futures exchange, also known as a “designated contract market” (“DCM”). However, there can be no guarantee that such a strategy will produce the desired results.
The Fund’s investment in the Subsidiary is intended to provide the Fund with exposure to Corn Futures Contracts, a type of commodities futures contract, within the limits of current federal income tax laws applicable to investment companies such as the Fund, which limit the ability of investment companies to invest directly in commodities futures and certain other investments that do not generate qualifying income for tax purposes. The Subsidiary, which is also managed by the Adviser, has the same investment objective as the Fund, but it may invest in commodities futures and similar investments, including certain Other Investments, to a greater extent than the Fund. Except as otherwise noted, for purposes of this Prospectus, references to the Fund’s investments include the Fund’s indirect investments through the Subsidiary. Because the Fund intends to elect to be treated as a regulated investment company (“RIC”) under the Internal Revenue Code of 1986, as amended (the “Code”), the size of the Fund’s investment in the Subsidiary generally will be limited to 25% of the Fund’s total assets, tested at the end of each fiscal quarter.
The Fund will attempt to achieve its investment objective without regard to overall market movement or the increase or decrease of the price of corn. At the close of the markets each trading day, the Adviser determines the type, quantity and mix of investment positions so that its exposure to price of corn is consistent with the Fund’s investment objective. The impact of movements in the price of corn during the day will affect whether the Fund’s portfolio needs to be re-positioned. For example, if the price of corn has risen on a given day, net assets of the Fund should rise, meaning the Fund’s exposure will need to be increased. Conversely, if the price of corn has fallen on a given day, net assets of the Fund should fall, meaning the Fund’s exposure will need to be reduced.
The Adviser may determine to modify the extent of the Fund’s exposure to Corn Futures Contracts in order to avoid exceeding any position limits applicable to Corn Futures Contracts established by the applicable DCM. These position limits may hinder the Fund’s ability to enter into the desired amount of Corn Futures Contracts at times. Because of the anticipated size of the Fund’s Corn Futures Contracts holdings relative to the size of the futures market, the Adviser does not anticipate that position limits will adversely affect the Fund’s ability to seek its target exposure until the Fund’s assets under management grow significantly. Any determination to modify the Fund’s exposure to Corn Futures Contracts may cause the Fund to liquidate its Corn Futures Contracts holdings at disadvantageous times or prices, potentially subjecting the Fund to substantial losses, and prevent the Fund from achieving its investment objective.
The Fund will also invest in Collateral Investments. The Collateral Investments may consist of: (i) U.S. Government securities, such as bills, notes and bonds issued by the U.S. Treasury; (ii) money market funds; and/or (iii) corporate debt securities, such as commercial paper and other short-term unsecured promissory notes issued by businesses that are rated investment grade or determined by the Adviser to be of comparable quality. Such Collateral Investments are designed to provide liquidity, serve as margin or otherwise collateralize the Fund’s investments in Corn Futures Contracts and certain Other Investments.
The Fund is classified as a “non-diversified” investment company under the 1940 Act and, therefore, may invest a greater percentage of its assets in a particular issuer than a diversified fund. The Fund will not concentrate its investments (i.e., hold more than 25% of its total assets) in any industry or group of related industries. The Fund, however, will invest more than 25% of its total assets in investments that provide exposure to corn.
Daily rebalancing and the compounding of each day’s return over time means that the return of the Fund for a period longer than a single day will be the result of each day’s returns compounded over the period, which will very likely differ in amount, and possibly even direction, from two times (2x) the price performance of corn for the same period. The Fund will lose money if the price performance of corn is flat over time, and the Fund can lose money regardless of the performance of the price of corn, as a result of daily rebalancing, the volatility of the price of corn, compounding of each day’s return and other factors. See “Principal Investment Risks” below.
Corn Futures Contracts
Futures contracts are agreements between two parties that are executed on a DCM, i.e., a commodity futures exchange, and that are cleared and margined through a derivatives clearing organization (“DCO”), i.e., a clearing house. One party agrees to buy a commodity such as corn from the other party at a later date at a price and quantity agreed upon when the contract is made. Such contracts may also be referred to as “non-spot” futures contracts to differentiate from spot contracts, in which the purchase of the commodity occurs immediately. In market terminology, a party who purchases a futures contract is long in the market and a party who sells a futures contract is short in the market. The contractual obligations of a buyer or seller may generally be satisfied by taking or making physical delivery of the underlying commodity or by making an offsetting sale or purchase of an identical futures contract on the same or linked exchange before the designated date of delivery. The difference between the price at which the futures contract is purchased or sold and the price paid for the offsetting sale or purchase, after allowance for brokerage commissions, constitutes the profit or loss to the trader.
Futures contracts with a longer term to expiration may be priced higher than futures contracts with a shorter term to expiration, a relationship called “contango”. When rolling futures contracts that are in contango the Fund will close its long position by selling the shorter term contract at a relatively lower price and buying a longer-dated contract at a relatively higher price. The presence of contango will adversely affect the performance of the Fund, and could result in a negative yield for the Fund. Conversely, futures contracts with a longer term to expiration may be priced lower than futures contracts with a shorter term to expiration, a relationship called “backwardation”. When rolling long futures contracts that are in backwardation, the Fund will close its long position by selling the shorter term contract at a relatively higher price and buying a longer-dated contract at a relatively lower price. The presence of backwardation may positively affect the performance of the Fund.
If circumstances arise where market prices for Corn Futures Contracts are not readily available, the Fund will fair value its Corn Futures Contracts in accordance with its pricing and valuation policy and procedures for fair value determinations. Pursuant to those policies and procedures, the Adviser would consider various factors, such as pricing history; market levels prior to price limits or halts; supply, demand, and open interest in Corn Futures Contracts; and comparison to other major commodity futures. The Adviser would document its proposed pricing and methodology, detailing the factors that entered into the valuation.
Corn
Corn is currently the most widely produced livestock feed grain in the United States. The two largest demands of the United States’ corn crop are used in livestock feed and ethanol production. Corn is also processed into food and industrial products. The United States Department of Agriculture (the “USDA”) publishes weekly, monthly, quarterly and annual updates for U.S. domestic and worldwide corn production and consumption, and for other grains such as soybeans and wheat, which can be used in some cases as a substitute for corn. The United States is the world’s leading producer and exporter of corn. The price per bushel of corn in the United States is primarily a function of both U.S. and global production and demand.
As a general matter, the occurrence of a severe weather event, natural disaster, terrorist attack, geopolitical events, outbreak, or public health emergency as declared by the World Health Organization, the continuation or expansion of war or other hostilities, or a prolonged government shutdown may have significant adverse effects on the Fund and its investments and alter current assumptions and expectations. Generally, these adverse effects may cause continued volatility in the price of corn, corn futures, and the price of Shares.
Other Investments
In order to help the Fund meet its daily investment objective by maintaining the daily desired level of leveraged exposure to corn, maintain its tax status as a RIC on days in and around quarter-end, help the Fund maintain its desired exposure to Corn Futures Contracts when it is approaching or has exceeded position limits or accountability levels, or because of liquidity or other constraints, the Fund may invest in the following:
Reverse Repurchase Agreements
The Fund may invest in reverse repurchase agreements which are a form of borrowing in which the Fund sells portfolio securities to financial institutions and agrees to repurchase them at a mutually agreed-upon date and price that is higher than the original sale price, and use the proceeds for investment purchases.
As a result of the Fund repurchasing the securities at a higher price, the Fund will lose money by engaging in reverse repurchase agreement transactions.
As noted above, because the Fund intends to qualify for treatment as a RIC under the Code, the size of the Fund’s investment in the Subsidiary will not exceed 25% of the Fund’s total assets at or around each quarter end of the Fund’s fiscal year (the “Asset Diversification Test”). At other times of the year, the Fund’s investments in the Subsidiary will significantly exceed 25% of the Fund’s total (or gross) assets.
When the Fund seeks to reduce its total assets exposure to the Subsidiary, it may use the short-term Treasury Bills it owns (and purchase additional Treasury Bills as needed) to transact in reverse repurchase agreement transactions, which are ostensibly loans to the Fund. Those loans will increase the gross assets of the Fund, which the Adviser expects will allow the Fund to meet the Asset Diversification Test. When the Fund enters into a reverse repurchase agreement, it will either (i) be consistent with Section 18 of the 1940 Act and maintain asset coverage of at least 300% of the value of the reverse repurchase agreement; or (ii) treat the reverse repurchase agreement transactions as derivative transactions for purposes of Rule 18f-4 under the 1940 Act (“Rule 18f-4”), including as applicable, the value-at-risk based limit on leverage risk.
Corn-Linked ETPs
The Fund may invest in shares of Corn-Linked ETPs, which are exchange-traded investment products not registered under the 1940 Act that seek to match the daily changes in the price of corn for future delivery, and trade intra-day on a national securities exchange. Corn-Linked ETPs are passively managed and do not pursue active management investment strategies, and their sponsors do not actively manage the exposure to corn held by the ETP. This means that the sponsor of the ETP does not sell corn futures contracts at times when its price is high or acquire corn futures contracts at low prices in the expectation of future price increases.
Swaps that reference corn, Corn-Linked ETPs, Corn Futures Contracts, or corn-related indexes
The Fund may invest in cash-settled swap agreements referencing corn, Corn-Linked ETPs, Corn Futures Contracts or corn-related indexes. Swap contracts are transactions entered into primarily with major global financial institutions for a specified period ranging from a day to more than one year. In a swap transaction, the Fund and a counterparty will agree to exchange or “swap” payments based on the change in value of an underlying asset or benchmark. For example, the two parties may agree to exchange the return (or differentials in rates of returns) earned or realized on a particular investment or instrument. In the case of the Fund, the reference asset can be shares of corn, shares of Corn-Linked ETPs, Corn Futures Contracts, or corn-related indexes.
Principal Investment Risks
The principal risks of investing in the Fund are summarized below. The principal risks are presented in alphabetical order to facilitate finding particular risks and comparing them with the risks of other funds. Each risk summarized below is considered a “principal risk” of investing in the Fund, regardless of the order in which it appears. As with any investment, there is a risk that you could lose all or a portion of your investment in the Fund. Some or all of these risks may adversely affect the Fund’s net asset value (“NAV”), trading price, yield, total return and/or ability to meet its investment objective. The following risks could affect the value of your investment in the Fund:
•Agricultural Commodities Risk. The price and availability of agricultural commodities is influenced by economic and industry conditions, including but not limited to supply and demand factors such as: crop disease; weed control; water and fertilizer availability; various planting, growing, or harvesting problems; severe weather conditions such as drought, floods, heavy rains, frost, or natural disasters that are difficult to anticipate and that cannot be controlled. The U.S. prices of agricultural commodities may be subject to risks relating to the demand and distribution of such commodities in foreign countries, such as: uncontrolled fires (including arson); challenges in doing business with foreign companies; legal and regulatory restrictions; transportation costs; interruptions in energy supply; currency exchange rate fluctuations; and political and economic instability. Additionally, demand for agricultural commodities is affected by changes in consumer tastes, national, regional and local economic conditions, and demographic trends.
Agricultural commodity production is subject to United States and foreign policies and regulations that materially affect operations. Governmental policies affecting the agricultural industry, such as taxes, tariffs, duties, subsidies, incentives, acreage control, and import and export restrictions on agricultural commodities and commodity products, can influence the planting of certain crops, the location and size of crop production, the volume and types of imports and exports, and industry profitability. Additionally, commodity production is affected by laws and regulations relating to, but not limited to, the sourcing, transporting, storing and processing of agricultural raw materials as well as the transporting, storing and distributing of related agricultural products. Agricultural commodity producers also may need to comply with various environmental laws and regulations, such as those regulating the use of certain pesticides, and local laws that regulate the production of genetically modified crops. In addition, international trade disputes can adversely affect agricultural commodity trade flows by limiting or disrupting trade between countries or regions.
Seasonal fluctuations in the price of agricultural commodities may cause risk to an investor because of the possibility that Share prices will be depressed because of the relevant harvest cycles. In the futures market, fluctuations are typically reflected in contracts expiring in the harvest season (i.e., in the case of corn, contracts expiring during the fall are typically priced lower than contracts expiring in the winter and spring). Thus, seasonal fluctuations could result in an investor incurring losses upon the sale of Shares, particularly if the investor needs to sell Shares when a Corn Futures Contract is, in whole or part, expiring in the harvest season for the specified commodity.
◦Risks Specific to Corn. Demand for corn in the United States to produce ethanol has been a significant factor affecting the price of corn. In turn, demand for ethanol has tended to increase when the price of gasoline has increased and has been significantly affected by United States governmental policies designed to encourage the production of ethanol. Additionally, demand for corn is affected by changes in consumer tastes, national, regional and local economic conditions, and demographic trends. Finally, because corn is often used as an ingredient in livestock feed, demand for corn is subject to risks associated with the outbreak of livestock disease.
•Cash Transaction Risk. The Fund expects to effect all of its creations and redemptions for cash, rather than in-kind securities. The Fund may be required to sell or unwind portfolio investments to obtain the cash needed to distribute redemption proceeds. This may cause the Fund to recognize a capital gain that it might not have recognized if it had made a redemption in kind. As a result, the Fund may pay out higher annual capital gain distributions than if the in-kind redemption process was used. The use of cash creations and redemptions may also cause the Fund’s shares to trade in the market at wider bid-ask spreads or greater premiums or discounts to the Fund’s NAV. Further, effecting purchases and redemptions primarily in cash may cause the Fund to incur certain costs, such as portfolio transaction costs. These costs can decrease the Fund’s NAV if not offset by an authorized participant transaction fee.
•Clearing Broker Risk. The failure or bankruptcy of the Fund’s and the Subsidiary’s clearing broker could result in a substantial loss of Fund assets. Under current CFTC regulations, a clearing broker maintains customers’ assets in a bulk segregated account. If a clearing broker fails to do so or is unable to satisfy a substantial deficit in a customer account, its other customers may be subject to risk of loss of their funds in the event of that clearing broker’s bankruptcy. In that event, the clearing broker’s customers, such as the Fund and the Subsidiary, are entitled to recover, even in respect of property specifically traceable to them, only a proportional share of all property available for distribution to all of that clearing broker’s customers.
•Collateral Securities Risk. Collateral may include obligations issued or guaranteed by the U.S. government and its agencies and instrumentalities, including bills, notes, and bonds issued by the U.S. Treasury, as well as money market funds and corporate debt securities, such as commercial paper. Some securities issued or guaranteed by federal agencies and U.S. government-sponsored instrumentalities may not be backed by the full faith and credit of the United States, in which case the investor must look principally to the agency or instrumentality issuing or guaranteeing the security for ultimate repayment, and may not be able to assert a claim against the United States itself in the event that the agency or instrumentality does not meet its commitment. The U.S. government and its agencies and instrumentalities do not guarantee the market value of their securities, and consequently, the value of such securities may fluctuate. Although the Fund may hold securities that carry U.S. government guarantees, these guarantees do not extend to shares of the Fund. The Fund’s investments in U.S. government securities will change in value in response to interest rate changes and other factors, such as the perception of an issuer’s creditworthiness. Money market funds are subject to management fees and other expenses. Therefore, investments in money market funds will cause the Fund to bear indirectly a proportional share of the fees and costs of the money market funds in which it invests. At the same time, the Fund will continue to pay its own management fees and expenses with respect to all of its assets, including any portion invested in the shares of the money market fund. It is possible to lose money by investing in money market funds. Corporate debt securities such as commercial paper generally are short-term unsecured promissory notes issued by businesses. Corporate debt may be rated investment-grade or below investment-grade and may carry variable or floating rates of interest. Corporate debt securities carry both credit risk and interest rate risk. Credit risk is the risk that the Fund could lose money if the issuer of a corporate debt security is unable to pay interest or repay principal when it is due. Interest rate risk is the risk that interest rates rise and fall over time. For example, the value of fixed-income securities generally decrease when interest rates rise, which may cause the Fund’s value to decrease. Also, investments in fixed-income securities with longer maturities fluctuate more in response to interest rate changes. Some corporate debt securities that are rated below investment-grade generally are considered speculative because they present a greater risk of loss, including default, than higher quality debt securities.
•Commodity-Linked Derivatives Tax Risk. As a RIC, the Fund must derive at least 90% of its gross income each taxable year from certain qualifying sources of income under the Code. The income of the Fund from certain commodity-linked derivatives may be treated as non-qualifying income for purposes of the Fund’s qualification as a RIC, in which case, the Fund might fail to qualify as a RIC and be subject to federal income tax at the Fund level. To the extent the Fund invests directly in commodity-linked derivatives, the Fund will seek to restrict its income from such instruments that do not generate qualifying income to a maximum of 10% of its gross income (when combined with its other investments that produce non-qualifying income) to comply with the qualifying income test necessary for the Fund to qualify as a RIC under Subchapter M of the Code. However, the Fund may generate more non-qualifying income than anticipated, may not be able to generate qualifying income in a particular taxable year at levels sufficient to meet the qualifying income test, or may not be able to accurately predict the non-qualifying income from these investments.
The extent to which the Fund invests in commodity-linked derivatives may be limited by the qualifying income and asset diversification tests, which the Fund must continue to satisfy to maintain its status as a RIC. If the Fund does not qualify as a RIC for any taxable year and certain relief provisions are not available, the Fund’s taxable income would be subject to tax at the Fund level and to a further tax at the shareholder level when such income is distributed. Failure to comply with the requirements for qualification as a RIC could have significant negative tax consequences to Fund shareholders. Under certain circumstances, the Fund may be able to cure a failure to meet the qualifying income requirement, but in order to do so the Fund may incur significant Fund-level taxes, which would effectively reduce (and could eliminate) the Fund’s returns. The tax treatment of certain commodity-linked derivatives may be affected by future regulatory or legislative changes that could affect the character, timing and/or amount of the Fund’s taxable income or gains and distributions.
•Commodity Pool Regulatory Risk. The Fund’s investment exposure to commodities futures will cause it to be deemed to be a commodity pool, thereby subjecting the Fund to regulation under the Commodity Exchange Act (“CEA”) and CFTC rules. The Adviser is registered as a Commodity Trading Advisor (“CTA”) and a Commodity Pool Operator (“CPO”), and the Fund will be operated in accordance with applicable CFTC rules, as well as the regulatory scheme applicable to registered investment companies. Registration as a CPO imposes additional compliance obligations on the Adviser and the Fund related to additional laws, regulations, and enforcement policies, which could increase compliance costs and may affect the operations and financial performance of the Fund.
•Counterparty Risk. Investing in derivatives involves entering into contracts with third parties (i.e., counterparties). The use of derivatives involves risks that are different from those associated with ordinary portfolio securities transactions. The Fund will be subject to credit risk (i.e., the risk that a counterparty is or is perceived to be unwilling or unable to make timely payments or otherwise meet its contractual obligations) with respect to the amount it expects to receive from counterparties to derivatives entered into by the Fund. If a counterparty becomes bankrupt or fails to perform its obligations, or if any collateral posted by the counterparty for the benefit of the Fund is insufficient or there are delays in the Fund’s ability to access such collateral, the value of an investment in the Fund may decline. The counterparty to a listed futures contract is the derivatives clearing organization for the listed future. The listed future is held through a futures commission merchant (“FCM”) acting on behalf of the Fund. Consequently, the counterparty risk on a listed futures contract is the creditworthiness of the FCM and the exchange’s clearing corporation.
•Cybersecurity Risk. Cybersecurity incidents may allow an unauthorized party to gain access to Fund assets or proprietary information, or cause the Fund, the Adviser, and/or other service providers (including custodians and financial intermediaries) to suffer data breaches or data corruption. Additionally, cybersecurity failures or breaches of the electronic systems of the Fund, the Adviser, the Fund’s other service providers, market makers, Authorized Participants (“APs”), the Fund’s primary listing exchange, or the issuers of securities in which the Fund invests have the ability to disrupt and negatively affect the Fund’s business operations, including the ability to purchase and sell Shares, potentially resulting in financial losses to the Fund and its shareholders.
•Daily Correlation/Tracking Risk. There is no guarantee that the Fund will achieve a high degree of correlation to the price performance of corn and therefore achieve its daily leveraged investment objective. To achieve a high degree of correlation with the price performance of corn, the Fund seeks to rebalance its portfolio daily to keep leverage consistent with its daily leveraged investment objective. In addition, the Fund’s exposure to the price of corn is impacted by the movement of the price of corn. Because of this, it is unlikely that the Fund will be perfectly exposed to the price performance of corn at the end of each day. The possibility of the Fund being materially over- or under-exposed to the price performance of corn increases on days when the price of corn is volatile near the close of the trading day. Market disruptions, regulatory restrictions and extreme volatility will also adversely affect the Fund’s ability to adjust exposure to the required levels.
The Fund may have difficulty achieving its daily leveraged investment objective due to fees, expenses, transaction costs, financing costs related to the use of derivatives, investments in exchange-traded products, directly or indirectly, income items, valuation methodology, accounting standards and disruptions or illiquidity in the markets for the securities or derivatives held by the Fund. The Fund may be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being over- or under-exposed to the price of corn. The Fund may take or refrain from taking positions to improve the tax efficiency or to comply with various regulatory restrictions, either of which may negatively impact the Fund’s correlation to the price performance of corn.
•Derivatives Risk. The Fund’s derivative investments have risks, including the imperfect correlation between the value of such instruments and the underlying assets or index; the loss of principal, including the potential loss of amounts greater than the initial amount invested in the derivative instrument; and illiquidity of the derivative investments. The derivatives used by the Fund may give rise to a form of leverage. Leverage magnifies the potential for gain and may result in greater losses, which in some cases may cause the Fund to liquidate other portfolio investments at inopportune times (e.g., at a loss to comply with limits on leverage imposed by the 1940 Act or when the Adviser otherwise would have preferred to hold the investment) or to meet redemption requests. Certain of the Fund’s transactions in derivatives could also affect the amount, timing, and character of distributions to shareholders, which may result in the Fund realizing more short-term capital gain and ordinary income subject to tax at ordinary income tax rates than it would if it did not engage in such transactions, which may adversely impact the Fund’s after-tax returns. To the extent the Fund invests in such derivative instruments, the value of the Fund’s portfolio is likely to experience greater volatility over short-term periods.
◦Futures Contracts Risk. The successful use of futures contracts draws upon the Adviser’s skill and experience with respect to such instruments and is subject to special risk considerations. The primary risks associated with the use of futures contracts, which may adversely affect the Fund’s NAV and total return, are: (a) the imperfect correlation between the change in market value of the futures contract and the price of commodity; (b) possible lack of a liquid secondary market for a futures contract and the resulting inability to close a futures contract when desired; (c) losses caused by unanticipated market movements, which are potentially unlimited; (d) the Adviser’s inability to predict correctly the direction of securities prices, interest rates, currency exchange rates and other economic factors; (e) the possibility that the counterparty will default in the performance of its obligations; and (f) if the Fund has insufficient cash, it may have to sell investments from its portfolio to meet daily variation margin requirements, and the Fund may have to sell investments at a time when it may be disadvantageous to do so.
◦Cost of Futures Investment Risk. When a commodities futures contract is nearing expiration, the Fund will generally sell it and use the proceeds to buy a commodities futures contract with a later expiration date. This practice is commonly referred to as “rolling.” The costs associated with rolling commodities futures contract typically are substantially higher than the costs associated with other futures contracts and may have a significant adverse impact on the performance of the Fund. In addition, the presence of contango in certain futures contracts at the time of rolling would be expected to adversely affect the Fund. Similarly, the presence of backwardation in certain futures contracts at the time of rolling such contracts would be expected to positively affect the Fund. The futures contracts markets have experienced, and are likely to experience again in the future, extended periods in which contango or backwardation have affected various types of futures contracts. These extended periods have caused in the past, and may cause in the future, significant losses.
◦Swap Agreements Risk. Swap agreements are contracts among the Fund and a counterparty to exchange the return of the pre-determined underlying investment (such as the rate of return of the underlying commodity). Swap agreements may be negotiated bilaterally and traded over-the-counter (“OTC”) between two parties or, for certain standardized swaps, must be exchange-traded through an FCM and/or cleared through a clearinghouse that serves as a central counterparty. Swap agreements may be subject to fees and expenses, and by investing in swaps indirectly through the Fund, a shareholder will bear the expenses of such derivatives in addition to expenses of the Fund. Risks associated with the use of swap agreements are different from those associated with ordinary portfolio securities transactions, due in part to the fact they could be considered illiquid and many swaps trade on the OTC market. Swaps are particularly subject to counterparty credit, correlation, valuation, liquidity and leveraging risks. While exchange trading and central clearing are intended to reduce counterparty credit risk and increase liquidity, they do not make swap transactions risk-free. Additionally, applicable regulators have adopted rules imposing certain margin requirements, including minimums, on OTC swaps, which may result in the Fund and its counterparties posting higher margin amounts for OTC swaps, which could increase the cost of swap transactions to the Fund and impose added operational complexity.
•Early Close/Trading Halt Risk. An exchange or market may close or issue trading halts on specific investments, or the ability to buy or sell certain securities or financial instruments may be restricted, which may result in the Fund being unable to buy or sell certain securities or financial instruments. In such circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments, and/or may incur substantial trading losses.
•Effects of Compounding and Market Volatility Risk. The Fund has a daily leveraged investment objective and the Fund’s performance for periods greater than a trading day will be the result of each day’s returns compounded over the period, which is very likely to differ from two times (2x) the price performance of corn, before fees and expenses. Compounding affects all investments, but has a more significant impact on funds that are leveraged and that rebalance daily. For a leveraged fund, if adverse daily performance of the price of corn reduces the amount of a shareholder’s investment, any further adverse daily performance will lead to a smaller dollar loss because the shareholder’s investment had already been reduced by the prior adverse performance. Equally, however, if favorable daily performance of the price of corn increases the amount of a shareholder’s investment, the dollar amount lost due to future adverse performance will increase because the shareholder’s investment has increased.
The effect of compounding becomes more pronounced as volatility of the price of corn and the holding period increase. The impact of compounding will impact each shareholder differently depending on the period of time an investment in the Fund is held and the volatility of the price of corn during the shareholder’s holding period of an investment in the Fund.
The chart below provides examples of how reference price volatility could affect the Fund’s performance. The chart illustrates the impact of two factors that affect the Fund’s performance: corn price volatility and the price performance of corn. The price performance of corn shows the percentage change in the price of corn over the specified time period, while corn price volatility is a statistical measure of the magnitude of fluctuations in the price performance during that time period. As illustrated below, even if the price change over two equal time periods is identical, different price volatility (i.e., fluctuations in the rates of return) during the two time periods could result in drastically different Fund performance for the two time periods due to the effects of compounding daily returns during the time periods.
Fund performance for periods greater than one single day can be estimated given any set of assumptions for the following factors: a) price volatility; b) price performance; c) period of time; d) financing rates associated with leveraged exposure; and e) other Fund expenses. The chart below illustrates the impact of two principal factors – price volatility and price performance – on Fund performance. The chart shows estimated Fund returns for a number of combinations of price volatility and price performance over a one-year period. Performance shown in the chart assumes that: (i) no dividends were paid with respect to the reference asset; (ii) there were no Fund expenses; and (iii) borrowing/lending rates (to obtain leveraged exposure) of 0%. If Fund expenses and/or actual borrowing/lending rates were reflected, the estimated returns would be different than those shown. Particularly during periods of higher price volatility, compounding will cause results for periods longer than a trading day to vary from two times (2x) the performance of the price of corn.
As shown in the chart below, the Fund would be expected to lose 6.1% if the price of corn did not change over a one year period during which the price experienced annualized volatility of 25%. At higher ranges of volatility, there is a chance of a significant loss of value in the Fund, even if the price is flat. For instance, if the annualized volatility of the price of corn is 100%, the Fund would be expected to lose 63.2% of its value, even if the cumulative change in the price of corn for the year was 0%. Areas shaded red (or dark gray) represent those scenarios where the Fund can be expected to return less than two times (2x) the change in the price of corn and those shaded green (or light gray) represent those scenarios where the Fund can be expected to return more than two times (2x) the change in the price of corn. The Fund’s actual returns may be significantly better or worse than the returns shown below as a result of any of the factors discussed above or in “Daily Correlation/Tracking Risk” above.

One Year Price Performance	Two Times (2x) One Year Price Performance	Volatility Rate
Return	Return	10%	25%	50%	75%	100%
-60%	-120%	-84.2%	-85.0%	-87.5%	-90.9%	-94.1%
-50%	-100%	-75.2%	-76.5%	-80.5%	-85.8%	-90.8%
-40%	-80%	-64.4%	-66.2%	-72.0%	-79.5%	-86.8%
-30%	-60%	-51.5%	-54.0%	-61.8%	-72.1%	-82.0%
-20%	-40%	-36.6%	-39.9%	-50.2%	-63.5%	-76.5%
-10%	-20%	-19.8%	-23.9%	-36.9%	-53.8%	-70.2%
0%	0%	-1.0%	-6.1%	-22.1%	-43.0%	-63.2%
10%	20%	19.8%	13.7%	-5.8%	-31.1%	-55.5%
20%	40%	42.6%	35.3%	12.1%	-18.0%	-47.0%
30%	60%	67.3%	58.8%	31.6%	-3.7%	-37.8%
40%	80%	94.0%	84.1%	52.6%	11.7%	-27.9%
50%	100%	122.8%	111.4%	75.2%	28.2%	-17.2%
60%	120%	153.5%	140.5%	99.4%	45.9%	-5.8%
•ETF Risks. The Fund is an ETF and, as a result of its structure, is exposed to the following risks:
◦Authorized Participants, Market Makers, and Liquidity Providers Concentration Risk. The Fund has a limited number of financial institutions that may act as APs. In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. Shares may trade at a material discount to NAV and possibly face delisting if either: (i) APs exit the business or otherwise become unable to process creation and/or redemption orders and no other APs step forward to perform these services, or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.
◦Costs of Buying or Selling Shares Risk. Due to the costs of buying or selling Shares, including brokerage commissions imposed by brokers and bid/ask spreads, frequent trading of Shares may significantly reduce investment results and an investment in Shares may not be advisable for investors who anticipate regularly making small investments.
◦Shares May Trade at Prices Other Than NAV Risk. As with all ETFs, Shares may be bought and sold in the secondary market at market prices. Although it is expected that the market price of Shares will approximate the Fund’s NAV, there may be times when the market price of Shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount) due to supply and demand of Shares or during periods of market volatility. This risk is heightened in times of market volatility, periods of steep market declines, and periods when there is limited trading activity for Shares in the secondary market, in which case such premiums or discounts may be significant.
◦Trading Risk. Although Shares are listed for trading on the NYSE Arca, Inc. (the “Exchange”) and may be traded on U.S. exchanges other than the Exchange, there can be no assurance that Shares will trade with any volume, or at all, on any stock exchange. In stressed market conditions, the liquidity of Shares may begin to mirror the liquidity of the Fund’s underlying portfolio holdings, which can be significantly less liquid than the Shares.
•Exchange-Traded Products Risk. The risks of owning interests of an ETP generally reflect the same risks as owning the underlying securities or other instruments that the ETP is designed to track. The shares of certain ETPs may trade at a premium or discount to their intrinsic value (i.e., the market value may differ from the net asset value of an ETP’s shares). For example, supply and demand for shares of an ETF or market disruptions may cause the market price of the ETP to deviate from the value of the ETP’s investments, which may be emphasized in less liquid markets. By investing in an ETP, the Fund indirectly bears the proportionate share of any fees and expenses of the ETP in addition to the fees and expenses that the Fund and its shareholders directly bear in connection with the Fund's operations. Because the ETPs have a significant portion of their assets exposed directly or indirectly to commodities or commodity-linked securities, developments affecting commodities may have a disproportionate impact on such ETPs and may subject the ETPs to greater volatility than investments in traditional securities.
•High Portfolio Turnover Risk. The Fund, through the Subsidiary, may frequently buy and sell futures contracts and other assets as part of the Fund’s strategy to obtain exposure to agricultural commodities. Higher portfolio turnover may result in the Fund paying higher levels of transaction costs and generating greater tax liabilities for shareholders. Portfolio turnover risk may cause the Fund’s performance to be less than you expect.
•Intra-Day Investment Risk. The Fund seeks leveraged investment results from the close of the market on a given trading day until the close of the market on the subsequent trading day. The exact exposure of an investment in the Fund intraday in the secondary market is a function of the difference between the price of corn at the market close on the first trading day and the price of corn at the time of purchase. If the price of corn increases, the Fund’s net assets will rise by the same amount as the Fund’s exposure. Conversely, if the price of corn declines, the Fund’s net assets will decline by the same amount as the Fund’s exposure. Thus, an investor that purchases shares intra-day may experience performance that is greater than, or less than, the Fund’s stated multiple of the price performance of corn.
If there is a significant intra-day market event and/or the price of corn experiences a significant decrease, the Fund may not meet its investment objective or rebalance its portfolio appropriately. Additionally, the Fund may close to purchases and sales of Shares prior to the close of regular trading on the NYSE Arca, Inc. and incur significant losses.
•Investment Capacity Risk. If the Fund’s ability to obtain exposure to commodities futures consistent with its investment objective is disrupted for any reason, including limited liquidity in the commodities futures market, a disruption to the commodities futures, or as a result of margin requirements or position limits imposed by the Fund’s FCMs, the DCM, or the CFTC on the Fund or the Adviser, the Fund would not be able to achieve its investment objective and may experience significant losses. FCMs act as the intermediaries between customers and exchanges facilitating transactions in commodity derivatives. DCMs are the exchanges on which these transactions occur.
•Leverage Risk. The Fund seeks to achieve and maintain the exposure to the price of corn for future delivery by using leverage inherent in futures contracts. Therefore, the Fund is subject to leverage risk. When the Fund purchases or sells an instrument or enters into a transaction without investing an amount equal to the full economic exposure of the instrument or transaction, it creates leverage, which can result in the Fund losing more than it originally invested. As a result, these investments may magnify losses to the Fund, and even a small market movement may result in significant losses to the Fund. Leverage may also cause the Fund to be more volatile because it may exaggerate the effect of any increase or decrease in the value of the Fund’s portfolio securities. Futures trading involves a degree of leverage and as a result, a relatively small price movement in futures instruments may result in immediate and substantial losses to the Fund.
•Limited Operating History Risk. The Fund is a recently organized investment company with a limited operating history. As a result, prospective investors have a limited track record or history on which to base their investment decision.

•Liquidity Risk. Liquidity risk exists when particular investments are difficult to purchase or sell. This can reduce the Fund's returns because the Fund may be unable to transact at advantageous times or prices.
•Market Risk. The trading prices of securities and other instruments fluctuate in response to a variety of factors. These factors include events impacting the entire market or specific market segments, such as political, market and economic developments, as well as events that impact specific issuers. The Fund’s NAV and market price, like security and commodity prices generally, may fluctuate significantly in response to these and other factors. As a result, an investor could lose money over short or long periods of time. In addition, government actions or interventions (including, but not limited, to the threat or imposition of tariffs, trade restrictions, currency restrictions or similar actions) as well as developments related to economic, political (including geopolitical), social, public health, market, extreme weather, natural or man-made disasters, or other conditions or events have in the past and may in the future result in volatility in financial markets and reduced liquidity in equity, credit, and/or debt markets, which could adversely impact the Fund and its investments and their value and performance. These developments as well as other events could result in further market volatility and negatively affect financial asset prices, the liquidity of certain securities and the normal operations of securities exchanges and other markets.
•Non-Diversification Risk. Because the Fund is “non-diversified,” it may invest a greater percentage of its assets in the securities of a single issuer or a lesser number of issuers than if it was a diversified fund. As a result, the Fund may be more exposed to the risks associated with and developments affecting an individual issuer or a lesser number of issuers than a fund that invests more widely. This may increase the Fund’s volatility and cause the performance of a relatively small number of issuers to have a greater impact on the Fund’s performance.
•Reverse Repurchase Agreements Risk. A reverse repurchase agreement is the sale by the Fund of a debt obligation to a party for a specified price, with the simultaneous agreement by the Fund to repurchase that debt obligation from that party on a future date at an agreed-upon price. Similar to borrowing, reverse repurchase agreements provide the Fund with cash for investment purposes, which creates leverage and subjects the Fund to the risks of leverage. Reverse repurchase agreements also involve the risk that the other party may fail to return the securities in a timely manner or at all. The Fund could lose money if it is unable to recover the securities and the value of collateral held by the Fund, including the value of the investments made with cash collateral, is less than the value of the securities.
•Subsidiary Investment Risk. By investing in the Subsidiary, the Fund is indirectly exposed to the risks associated with the Subsidiary’s investments. The derivatives and other investments held by the Subsidiary are generally similar to those that are permitted to be held by the Fund and are subject to the same risks that apply to similar investments if held directly by the Fund. The Subsidiary is not registered under the 1940 Act, and, unless otherwise noted in this Prospectus, is not subject to all the investor protections of the 1940 Act. Changes in the laws of the United States and/or the Cayman Islands could result in the inability of the Fund and/or the Subsidiary to continue to operate as it does currently and could adversely affect the Fund. For example, the Cayman Islands does not currently impose any income, corporate or capital gains tax or withholding tax on the Subsidiary. If Cayman Islands law changes such that the Subsidiary must pay Cayman Islands taxes, Fund shareholders would likely suffer decreased investment returns.
•Tax Risk. The Fund may gain most of its exposure to the commodities markets through its investment in the Subsidiary, which may invest directly in commodity-linked derivative instruments, including commodities futures and reverse repurchase agreements. In order for the Fund to qualify as a RIC under Subchapter M of the Code, the Fund must, among other requirements, derive at least 90% of its gross income for each taxable year from sources generating “qualifying income” for purposes of the “qualifying income test,” which is described in more detail in the section titled “Federal Income Taxes” in the SAI. The Fund’s investment in the Subsidiary is expected to provide the Fund with exposure to the commodities markets within the limitations of the federal tax requirements of Subchapter M of the Code for qualification as a RIC. The “Subpart F” income (defined in Section 951 of the Code to include passive income, including from commodity-linked derivatives) of the Fund attributable to its investment in the Subsidiary is “qualifying income” to the Fund to the extent that such income is derived with respect to the Fund’s business of investing in stock, securities or currencies. The Fund expects its “Subpart F” income attributable to its investment in the Subsidiary to be derived with respect to the Fund’s business of investing in stock, securities or currencies and accordingly expects its “Subpart F” income attributable to its investment in the Subsidiary to be treated as “qualifying income.” The Fund generally will be required to include in its own taxable income the “Subpart F” income of the Subsidiary for a tax year, regardless of whether the Fund receives a distribution of the Subsidiary’s income in that tax year, and this income would nevertheless be subject to the distribution requirement for qualification as a RIC and would be taken into account for purposes of the 4% excise tax. The Adviser will carefully monitor the Fund’s investments in the Subsidiary to ensure that no more than 25% of the Fund’s assets are invested in the Subsidiary to comply with the Fund’s asset diversification test as described in more detail in the SAI.
If the Fund did not qualify as a RIC for any taxable year and certain relief provisions were not available, the Fund’s taxable income would be subject to tax at the Fund level and to a further tax at the shareholder level when such income is distributed. In such event, in order to re-qualify for taxation as a RIC, the Fund might be required to recognize unrealized gains, pay substantial taxes and interest and make certain distributions. This would cause investors to incur higher tax liabilities than they otherwise would have incurred and would have a negative impact on Fund returns. In such event, the Board may determine to reorganize or close the Fund or materially change the Fund’s investment objective and strategies. In the event that the Fund fails to qualify as a RIC, the Fund will promptly notify shareholders of the implications of that failure.
•Valuation Risk. The Fund or the Subsidiary may hold securities or other assets that may be valued on the basis of factors other than readily available market quotations. This may occur because the asset or security does not trade on a centralized exchange, or in times of market turmoil or reduced liquidity. There are multiple methods that can be used to value a portfolio holding when market quotations are not readily available. The value established for any portfolio holding at a point in time might differ from what would be produced using a different methodology or if it had been priced using market quotations. Portfolio holdings that are valued using techniques other than market quotations, including “fair valued” assets or securities, may be subject to greater fluctuation in their valuations from one day to the next than if market quotations were used. In addition, there is no assurance that the Fund or the Subsidiary could sell or close out a portfolio position for the value established for it at any time, and it is possible that the Fund or the Subsidiary would incur a loss because a portfolio position is sold or closed out at a discount to the valuation established by the Fund or the Subsidiary at that time. The ability to value investments may be impacted by technological issues or errors by pricing services or other third-party service providers.
•Volatility Risk. The value of certain of the Fund’s investments, including commodities futures, is subject to market risk. Market risk is the risk that the value of the investments to which the Fund is exposed will fall, which could occur due to general market or economic conditions or other factors.
•Whipsaw Markets Risk. The Fund may be subject to the forces of “whipsaw” markets (as opposed to choppy or stable markets), in which significant price movements develop but then repeatedly reverse. “Whipsaw” describes a situation where a security’s price is moving in one direction but then quickly pivots to move in the opposite direction. Such market conditions could cause substantial losses to the Fund.
Performance
The performance information presented below provides some indication of the risks of investing in the Fund by showing the extent to which the Fund’s performance can change from year to year and over time. The bar chart below shows the Fund’s performance for the most recent calendar year ended December 31. The table illustrates how the Fund’s average annual returns for the 1-year and since inception periods compare with those of the S&P 500® Index, a broad-based securities market index intended to represent the overall domestic equity market. The Fund’s past performance, before and after taxes, does not necessarily indicate how it will perform in the future. Updated performance information is available on the Fund’s website at www.teucrium.com.
Calendar Year Total Return as of December 31
During the period shown in the bar chart, the best performance for a quarter was 5.10% (for the quarter ended December 31, 2025) and the worst performance was -17.77% (for the quarter ended June 30, 2025).

Average Annual Total Returns (for the Periods Ended December 31, 2025)
	1-Year	Since Inception (12/12/24)
Return Before Taxes	-25.78%	-19.75%
Return After Taxes on Distributions	-26.62%	-20.66%
Return After Taxes on Distributions and Sale of Fund Shares	-15.18%	-15.32%
S&P 500® TR Index (reflects no deductions for fees, expenses, or taxes)	17.88%	13.88%
After-tax returns are calculated using the historical highest individual federal marginal income tax rates during the period covered by the table above and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Shares through tax-deferred arrangements such as an individual retirement account (“IRA”) or other tax-advantaged accounts. In certain cases, the figure representing “Return After Taxes on Distributions and Sale of Shares” may be higher than the other return figures for the same period.

A higher after-tax return results when a capital loss occurs upon redemption and provides an assumed tax deduction that benefits the investor.

Investment Adviser:	Teucrium Investment Advisors, LLC
Portfolio Managers:	Springer Harris and Joran Haugens, each Portfolio Managers of the Adviser, have been portfolio managers of the Fund since its inception in December 2024. Chris Small, a Portfolio Manager of the Adviser, has been a portfolio manager of the Fund since July 2025.

For important information about the purchase and sale of Fund shares, tax information and financial intermediary compensation, please turn to “Purchase and Sale of Fund Shares, Taxes and Financial Intermediary Compensation” on page 93.

TEUCRIUM NO K-1 WHEAT ETF - FUND SUMMARY
Investment Objective
The Teucrium No K-1 Wheat ETF (the “No K-1 Wheat ETF” or the “Fund”) seeks investment results, before fees and expenses, that correspond to the price performance of wheat.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund (“Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below.

Shareholder Fees (fees paid directly from your investment)	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee[1]	1.49%
Distribution and/or Service (12b-1) Fees	0.00%
Other Expenses[2,3]	0.00%
Total Annual Fund Operating Expenses	1.49%
Less Fee Waiver[1]	-0.54%
Total Annual Fund Operating Expenses After Fee Waiver	0.95%
1 Teucrium Investment Advisors, LLC (the “Adviser”), the Fund’s investment adviser, has contractually agreed to reduce the Fund’s management fee from 1.49% to 0.95% of the Fund’s average daily net assets until at least April 30, 2027. This agreement may be terminated only by or with the consent of, the Fund’s Board of Trustees (the “Board”).
2     The Adviser also serves as the investment adviser to the Subsidiary (defined below) and provides the Subsidiary with the same type of management services, under essentially the same terms, as it provides the Fund. The Adviser has agreed to waive the management fee of 1.49% to be paid by the Subsidiary. This waiver will continue in effect until at least April 30, 2027. This waiver may be terminated only with the approval of the Subsidiary’s Board of Directors.
3 Estimated for the current fiscal year.
Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The Example does not take into account brokerage commissions that you may pay on your purchases and sales of Shares. The Example reflects the management fee reduction described in the table above for the first year only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	$97	3 Years	$435
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in the Total Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. The Fund’s portfolio turnover rate has been omitted because the Fund had not commenced investment operations prior to the date of this Prospectus.
Principal Investment Strategies
The Fund is an actively managed exchange-traded fund (“ETF”) that seeks to achieve its investment objective by investing primarily in wheat futures contracts (“Wheat Futures Contracts”), such as Chicago Board of Trade wheat futures contracts, that trade only on an exchange registered with the Commodity Futures Trading Commission (“CFTC”), and cash, cash-equivalents or high-quality securities that serve as collateral to the Fund’s investments in Wheat Futures Contracts (“Collateral Investments”). The Fund does not intend to take physical delivery of wheat associated with the Wheat Futures Contracts.
The Fund also may invest in “Other Investments,” which may include: (i) reverse repurchase agreement transactions; (ii) shares of other Wheat-linked exchange traded investment products (“Wheat-Linked ETPs”) not registered as investment companies under the Investment Company Act of 1940, as amended (the “1940 Act”), which may include affiliated Wheat-Linked ETPs such as Teucrium Wheat Fund (Ticker: WEAT), the sponsor of which wholly owns and controls the Adviser; and (iii) swap agreement transactions that reference wheat, Wheat-Linked ETPs, Wheat Futures Contracts, or wheat-related indexes (such as the Bloomberg Wheat Subindex, S&P GSCI Wheat or Teucrium Wheat Fund Benchmark Index).
The Fund invests, under normal circumstances, at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in Wheat Futures Contracts and Other Investments that in the aggregate provide exposure to the price movements of wheat.
Unlike many other commodity-based exchange-traded products, the Fund will not issue its shareholders a Schedule K-1 for tax reporting purposes, which can increase the complexity of a shareholder’s tax reporting. Instead, the Fund is designed to be taxed as a conventional mutual fund and will issue a Form 1099 to its shareholders for tax reporting purposes. A consequence of the Fund’s tax status is that it generally is limited to obtaining its exposure to Wheat Futures Contracts through the Subsidiary, which is defined and described in the paragraphs that follow.
The Fund expects to invest in Wheat Futures Contracts primarily indirectly through a wholly-owned subsidiary organized under the laws of the Cayman Islands (the “Subsidiary”). To seek to achieve its investment objective, the Fund intends to typically enter into Wheat Futures Contracts as the “buyer.” The Fund intends to exit its futures contracts as they near expiration and replace them with new futures contracts with a later expiration date. This process is referred to as “rolling.” Futures holdings will not be rolled on a predetermined schedule. The Fund may invest in Wheat Futures Contracts of any expiration date traded on any CFTC-regulated commodity futures exchange, also known as a “designated contract market” (“DCM”). The Adviser may consider the following factors, among others, when determining the Fund’s investments in Wheat Futures Contracts and Other Investments: liquidity, regulatory requirements, risk mitigation measures, the Fund’s FCMs (as defined below), counterparties and market conditions.
The Fund’s investment in the Subsidiary is intended to provide the Fund with exposure to Wheat Futures Contracts, a type of commodities futures contract, within the limits of current federal income tax laws applicable to investment companies such as the Fund, which limit the ability of investment companies to invest directly in commodities futures and certain other investments that do not generate qualifying income for tax purposes. The Subsidiary, which is also managed by the Adviser, has the same investment objective as the Fund, but it may invest in commodities futures and similar investments, including certain Other Investments, to a greater extent than the Fund. Except as otherwise noted, for purposes of this Prospectus, references to the Fund’s investments include the Fund’s indirect investments through the Subsidiary. Because the Fund intends to elect to be treated as a regulated investment company (“RIC”) under the Internal Revenue Code of 1986, as amended (the “Code”), the size of the Fund’s investment in the Subsidiary generally will be limited to 25% of the Fund’s total assets, tested at the end of each fiscal quarter.
The Fund will generally hold its Wheat Futures Contracts during periods in which the price of wheat is flat or declining, as well as during periods in which the value of wheat is rising. The Adviser may determine to modify the extent of the Fund’s exposure to Wheat Futures Contracts in response to extreme market conditions, as determined in the sole discretion of the Adviser, and to avoid exceeding any position limits applicable to the Wheat Futures Contracts, established by the applicable DCM. These position limits may hinder the Fund’s ability to enter into the desired amount of Wheat Futures Contracts at times. Because of the anticipated size of the Fund’s Wheat Futures Contracts holdings relative to the size of the futures market, the Adviser does not anticipate that position limits will adversely affect the Fund’s ability to seek its target exposure until the Fund’s assets under management grow significantly. Any determination to modify the Fund’s exposure to Wheat Futures Contracts may cause the Fund to liquidate its Wheat Futures Contracts holdings at disadvantageous times or prices, potentially subjecting the Fund to substantial losses, and prevent the Fund from achieving its investment objective.
The Fund will also invest in Collateral Investments. The Collateral Investments may consist of: (i) U.S. Government securities, such as bills, notes and bonds issued by the U.S. Treasury; (ii) money market funds; and/or (iii) corporate debt securities, such as commercial paper and other short-term unsecured promissory notes issued by businesses that are rated investment grade or determined by the Adviser to be of comparable quality. Such Collateral Investments are designed to provide liquidity, serve as margin or otherwise collateralize the Fund’s investments in Wheat Futures Contracts and certain Other Investments.
The Fund is classified as a “non-diversified” investment company under the 1940 Act and, therefore, may invest a greater percentage of its assets in a particular issuer than a diversified fund. The Fund will not concentrate its investments (i.e., hold more than 25% of its total assets) in any industry or group of related industries. The Fund, however, will invest more than 25% of its total assets in investments that provide exposure to wheat.
Wheat Futures Contracts
Futures contracts are agreements between two parties that are executed on a DCM, i.e., a commodity futures exchange, and that are cleared and margined through a derivatives clearing organization (“DCO”), i.e., a clearing house. One party agrees to buy a commodity such as wheat from the other party at a later date at a price and quantity agreed upon when the contract is made. Such contracts may be referred to as “non-spot” futures contracts to differentiate from spot contracts, in which the purchase of the commodity occurs immediately. Such contracts may be referred to as “non-spot” futures contracts to differentiate from spot contracts, in which the purchase of the commodity occurs immediately. In market terminology, a party who purchases a futures contract is long in the market and a party who sells a futures contract is short in the market. The contractual obligations of a buyer or seller may generally be satisfied by taking or making physical delivery of the underlying commodity or by making an offsetting sale or purchase of an identical futures contract on the same or linked exchange before the designated date of delivery. The difference between the price at which the futures contract is purchased or sold and the price paid for the offsetting sale or purchase, after allowance for brokerage commissions, constitutes the profit or loss to the trader.
Futures contracts with a longer term to expiration may be priced higher than futures contracts with a shorter term to expiration, a relationship called “contango”. When rolling futures contracts that are in contango the Fund will close its long position by selling the shorter term contract at a relatively lower price and buying a longer-dated contract at a relatively higher price. The presence of contango will adversely affect the performance of the Fund, and could result in a negative yield for the Fund. Conversely, futures contracts with a longer term to expiration may be priced lower than futures contracts with a shorter term to expiration, a relationship called “backwardation”. When rolling long futures contracts that are in backwardation, the Fund will close its long position by selling the shorter term contract at a relatively higher price and buying a longer-dated contract at a relatively lower price. The presence of backwardation may positively affect the performance of the Fund.
If circumstances arise where market prices for Wheat Futures Contracts are not readily available, the Fund will fair value its Wheat Futures Contracts in accordance with its pricing and valuation policy and procedures for fair value determinations. Pursuant to those policies and procedures, the Adviser would consider various factors, such as pricing history; market levels prior to price limits or halts; supply, demand, and open interest in Wheat Futures Contracts; and comparison to other major commodity futures. The Adviser would document its proposed pricing and methodology, detailing the factors that entered into the valuation.
Wheat
Wheat is used to produce flour, the key ingredient for breads, pasta, crackers, and many other food products, as well as several industrial products such as starches and adhesives. Wheat by-products are used in livestock feeds. Wheat is a staple commodity used pervasively across the globe so that any contractions in consumption may only be temporary as has historically been the case. Wheat is the principal food grain produced in the United States, and the United States’ output of wheat is typically exceeded only by that of China, the European Union, Russia, and India. The United States Department of Agriculture (“USDA”) publishes weekly, monthly, quarterly, and annual updates for U.S. domestic and worldwide wheat production and consumption. If the global demand of wheat is not equal to global supply, this may have an impact on the price of wheat. Global wheat consumption may fluctuate year over year due to any number of reasons which may include, but is not limited to, economic conditions, global health concerns, international trade policy.
As a general matter, the occurrence of a severe weather event, natural disaster, terrorist attack, geopolitical events, outbreak, or public health emergency as declared by the World Health Organization, the continuation or expansion of war or other hostilities, or a prolonged government shutdown may have significant adverse effects on the Fund and its investments and alter current assumptions and expectations. Generally, these adverse effects may cause continued volatility in the price of wheat, wheat futures, and the price of Shares.
Other Investments
In order to help the Fund meet its investment objective by maintaining the desired level of exposure to wheat, maintain its tax status as a RIC on days in and around quarter-end, help the Fund maintain its desired exposure to Wheat Futures Contracts when it is approaching or has exceeded position limits or accountability levels, or because of liquidity or other constraints, the Fund may invest in the following:
Reverse Repurchase Agreements
The Fund may invest in reverse repurchase agreements which are a form of borrowing in which the Fund sells portfolio securities to financial institutions and agrees to repurchase them at a mutually agreed-upon date and price that is higher than the original sale price, and use the proceeds for investment purchases.
As a result of the Fund repurchasing the securities at a higher price, the Fund will lose money by engaging in reverse repurchase agreement transactions.
As noted above, because the Fund intends to qualify for treatment as a RIC under the Code, the size of the Fund’s investment in the Subsidiary will not exceed 25% of the Fund’s total assets at or around each quarter end of the Fund’s fiscal year (the “Asset Diversification Test”). At other times of the year, the Fund’s investments in the Subsidiary will significantly exceed 25% of the Fund’s total (or gross) assets.
When the Fund seeks to reduce its total assets exposure to the Subsidiary, it may use the short-term Treasury Bills it owns (and purchase additional Treasury Bills as needed) to transact in reverse repurchase agreement transactions, which are ostensibly loans to the Fund. Those loans will increase the gross assets of the Fund, which the Adviser expects will allow the Fund to meet the Asset Diversification Test. When the Fund enters into a reverse repurchase agreement, it will either (i) be consistent with Section 18 of the 1940 Act and maintain asset coverage of at least 300% of the value of the reverse repurchase agreement; or (ii) treat the reverse repurchase agreement transactions as derivative transactions for purposes of Rule 18f-4 under the 1940 Act (“Rule 18f-4”), including as applicable, the value-at-risk based limit on leverage risk.

Wheat-Linked ETPs
The Fund may invest in shares of Wheat-Linked ETPs, which are exchange-traded investment products not registered under the 1940 Act that seek to match the daily changes in the price of wheat for future delivery, and trade intra-day on a national securities exchange. Wheat-Linked ETPs are passively managed and do not pursue active management investment strategies, and their sponsors do not actively manage the exposure to wheat held by the ETP. This means that the sponsor of the ETP does not sell wheat futures contracts at times when its price is high or acquire wheat futures contracts at low prices in the expectation of future price increases.
Swaps that reference wheat, Wheat-Linked ETPs, Wheat Futures Contracts, or wheat-related indexes
The Fund may invest in cash-settled swap agreements referencing wheat, Wheat-Linked ETPs, Wheat Futures Contracts or wheat-related indexes. Swap contracts are transactions entered into primarily with major global financial institutions for a specified period ranging from a day to more than one year. In a swap transaction, the Fund and a counterparty will agree to exchange or “swap” payments based on the change in value of an underlying asset or benchmark. For example, the two parties may agree to exchange the return (or differentials in rates of returns) earned or realized on a particular investment or instrument. In the case of the Fund, the reference asset can be shares of wheat, shares of Wheat-Linked ETPs, Wheat Futures Contracts, or wheat-related indexes.
Principal Investment Risks
The principal risks of investing in the Fund are summarized below. The principal risks are presented in alphabetical order to facilitate finding particular risks and comparing them with the risks of other funds. Each risk summarized below is considered a “principal risk” of investing in the Fund, regardless of the order in which it appears. As with any investment, there is a risk that you could lose all or a portion of your investment in the Fund. Some or all of these risks may adversely affect the Fund’s net asset value (“NAV”), trading price, yield, total return and/or ability to meet its investment objective. The following risks could affect the value of your investment in the Fund:
•Active Management Risk. The Fund is actively managed and may not meet its investment objective based on the Adviser’s success or failure to implement strategies for the Fund. The Fund invests in complex instruments (each described below), including futures contracts. Such instruments may create enhanced risks for the Fund and the Adviser’s ability to control the Fund’s level of risk will depend on the Adviser’s skill in managing such instruments. In addition, the Adviser’s evaluations and assumptions regarding investments, interest rates, inflation, and other factors may not successfully achieve the Fund’s investment objective given actual market conditions.
•Agricultural Commodities Risk. The price and availability of agricultural commodities is influenced by economic and industry conditions, including but not limited to supply and demand factors such as: crop disease; weed control; water and fertilizer availability; various planting, growing, or harvesting problems; severe weather conditions such as drought, floods, heavy rains, frost, or natural disasters that are difficult to anticipate and that cannot be controlled. The U.S. prices of agricultural commodities may be subject to risks relating to the demand and distribution of such commodities in foreign countries, such as: uncontrolled fires (including arson); challenges in doing business with foreign companies; legal and regulatory restrictions; transportation costs; interruptions in energy supply; currency exchange rate fluctuations; and political and economic instability. Additionally, demand for agricultural commodities is affected by changes in consumer tastes, national, regional and local economic conditions, and demographic trends.
Agricultural commodity production is subject to United States and foreign policies and regulations that materially affect operations. Governmental policies affecting the agricultural industry, such as taxes, tariffs, duties, subsidies, incentives, acreage control, and import and export restrictions on agricultural commodities and commodity products, can influence the planting of certain crops, the location and size of crop production, the volume and types of imports and exports, and industry profitability. Additionally, commodity production is affected by laws and regulations relating to, but not limited to, the sourcing, transporting, storing and processing of agricultural raw materials as well as the transporting, storing and distributing of related agricultural products. Agricultural commodity producers also may need to comply with various environmental laws and regulations, such as those regulating the use of certain pesticides, and local laws that regulate the production of genetically modified crops. In addition, international trade disputes can adversely affect agricultural commodity trade flows by limiting or disrupting trade between countries or regions.
Seasonal fluctuations in the price of agricultural commodities may cause risk to an investor because of the possibility that Share prices will be depressed because of the relevant harvest cycles. In the futures market, fluctuations are typically reflected in contracts expiring in the harvest season (i.e., in the case of wheat, contracts expiring during the spring and early summer are typically priced lowest). Thus, seasonal fluctuations could result in an investor incurring losses upon the sale of Shares, particularly if the investor needs to sell Shares when a Wheat Futures Contract is, in whole or part, expiring in the harvest season for the specified commodity.
◦Risks Specific to Wheat. Demand for food products made from wheat flour is affected by changes in consumer tastes, national, regional and local economic conditions, and demographic trends. More specifically, demand for such food products in the United States is relatively unaffected by changes in wheat prices or disposable income but is closely tied to tastes and preferences. For example, in recent years the increase in the popularity of low-carbohydrate diets caused the consumption of wheat flour to decrease rapidly. Export demand for wheat fluctuates yearly, based largely on crop yields in the importing countries, which can be impacted by various factors, including geopolitical events in such countries, such as the ongoing conflict in Ukraine.
•Cash Transaction Risk. The Fund expects to effect all of its creations and redemptions for cash, rather than in-kind securities. The Fund may be required to sell or unwind portfolio investments to obtain the cash needed to distribute redemption proceeds. This may cause the Fund to recognize a capital gain that it might not have recognized if it had made a redemption in kind. As a result, the Fund may pay out higher annual capital gain distributions than if the in-kind redemption process was used. The use of cash creations and redemptions may also cause the Fund’s shares to trade in the market at wider bid-ask spreads or greater premiums or discounts to the Fund’s NAV. Further, effecting purchases and redemptions primarily in cash may cause the Fund to incur certain costs, such as portfolio transaction costs. These costs can decrease the Fund’s NAV if not offset by an authorized participant transaction fee.
•Clearing Broker Risk. The failure or bankruptcy of the Fund’s and the Subsidiary’s clearing broker could result in a substantial loss of Fund assets. Under current CFTC regulations, a clearing broker maintains customers’ assets in a bulk segregated account. If a clearing broker fails to do so or is unable to satisfy a substantial deficit in a customer account, its other customers may be subject to risk of loss of their funds in the event of that clearing broker’s bankruptcy. In that event, the clearing broker’s customers, such as the Fund and the Subsidiary, are entitled to recover, even in respect of property specifically traceable to them, only a proportional share of all property available for distribution to all of that clearing broker’s customers.
•Collateral Securities Risk. Collateral may include obligations issued or guaranteed by the U.S. government and its agencies and instrumentalities, including bills, notes, and bonds issued by the U.S. Treasury, as well as money market funds and corporate debt securities, such as commercial paper. Some securities issued or guaranteed by federal agencies and U.S. government-sponsored instrumentalities may not be backed by the full faith and credit of the United States, in which case the investor must look principally to the agency or instrumentality issuing or guaranteeing the security for ultimate repayment, and may not be able to assert a claim against the United States itself in the event that the agency or instrumentality does not meet its commitment. The U.S. government and its agencies and instrumentalities do not guarantee the market value of their securities, and consequently, the value of such securities may fluctuate. Although the Fund may hold securities that carry U.S. government guarantees, these guarantees do not extend to shares of the Fund. The Fund’s investments in U.S. government securities will change in value in response to interest rate changes and other factors, such as the perception of an issuer’s creditworthiness. Money market funds are subject to management fees and other expenses. Therefore, investments in money market funds will cause the Fund to bear indirectly a proportional share of the fees and costs of the money market funds in which it invests. At the same time, the Fund will continue to pay its own management fees and expenses with respect to all of its assets, including any portion invested in the shares of the money market fund. It is possible to lose money by investing in money market funds. Corporate debt securities such as commercial paper generally are short-term unsecured promissory notes issued by businesses. Corporate debt may be rated investment-grade or below investment-grade and may carry variable or floating rates of interest. Corporate debt securities carry both credit risk and interest rate risk. Credit risk is the risk that the Fund could lose money if the issuer of a corporate debt security is unable to pay interest or repay principal when it is due. Interest rate risk is the risk that interest rates rise and fall over time. For example, the value of fixed-income securities generally decrease when interest rates rise, which may cause the Fund’s value to decrease. Also, investments in fixed-income securities with longer maturities fluctuate more in response to interest rate changes. Some corporate debt securities that are rated below investment-grade generally are considered speculative because they present a greater risk of loss, including default, than higher quality debt securities.
•Commodity-Linked Derivatives Tax Risk. As a RIC, the Fund must derive at least 90% of its gross income each taxable year from certain qualifying sources of income under the Code. The income of the Fund from certain commodity-linked derivatives may be treated as non-qualifying income for purposes of the Fund’s qualification as a RIC, in which case, the Fund might fail to qualify as a RIC and be subject to federal income tax at the Fund level. To the extent the Fund invests directly in commodity-linked derivatives, the Fund will seek to restrict its income from such instruments that do not generate qualifying income to a maximum of 10% of its gross income (when combined with its other investments that produce non-qualifying income) to comply with the qualifying income test necessary for the Fund to qualify as a RIC under Subchapter M of the Code. However, the Fund may generate more non-qualifying income than anticipated, may not be able to generate qualifying income in a particular taxable year at levels sufficient to meet the qualifying income test, or may not be able to accurately predict the non-qualifying income from these investments.
The extent to which the Fund invests in commodity-linked derivatives may be limited by the qualifying income and asset diversification tests, which the Fund must continue to satisfy to maintain its status as a RIC. If the Fund does not qualify as a RIC for any taxable year and certain relief provisions are not available, the Fund’s taxable income would be subject to tax at the Fund level and to a further tax at the shareholder level when such income is distributed. Failure to comply with the requirements for qualification as a RIC could have significant negative tax consequences to Fund shareholders. Under certain circumstances, the Fund may be able to cure a failure to meet the qualifying income requirement, but in order to do so the Fund may incur significant

Fund-level taxes, which would effectively reduce (and could eliminate) the Fund’s returns. The tax treatment of certain commodity-linked derivatives may be affected by future regulatory or legislative changes that could affect the character, timing and/or amount of the Fund’s taxable income or gains and distributions.
•Commodity Pool Regulatory Risk. The Fund’s investment exposure to commodities futures will cause it to be deemed to be a commodity pool, thereby subjecting the Fund to regulation under the Commodity Exchange Act (“CEA”) and CFTC rules. The Adviser is registered as a Commodity Trading Advisor (“CTA”) and a Commodity Pool Operator (“CPO”), and the Fund will be operated in accordance with applicable CFTC rules, as well as the regulatory scheme applicable to registered investment companies. Registration as a CPO imposes additional compliance obligations on the Adviser and the Fund related to additional laws, regulations, and enforcement policies, which could increase compliance costs and may affect the operations and financial performance of the Fund.
•Counterparty Risk. Investing in derivatives involves entering into contracts with third parties (i.e., counterparties). The use of derivatives involves risks that are different from those associated with ordinary portfolio securities transactions. The Fund will be subject to credit risk (i.e., the risk that a counterparty is or is perceived to be unwilling or unable to make timely payments or otherwise meet its contractual obligations) with respect to the amount it expects to receive from counterparties to derivatives entered into by the Fund. If a counterparty becomes bankrupt or fails to perform its obligations, or if any collateral posted by the counterparty for the benefit of the Fund is insufficient or there are delays in the Fund’s ability to access such collateral, the value of an investment in the Fund may decline. The counterparty to a listed futures contract is the derivatives clearing organization for the listed future. The listed future is held through a futures commission merchant (“FCM”) acting on behalf of the Fund. Consequently, the counterparty risk on a listed futures contract is the creditworthiness of the FCM and the exchange’s clearing corporation.
•Cybersecurity Risk. Cybersecurity incidents may allow an unauthorized party to gain access to Fund assets or proprietary information, or cause the Fund, the Adviser, and/or other service providers (including custodians and financial intermediaries) to suffer data breaches or data corruption. Additionally, cybersecurity failures or breaches of the electronic systems of the Fund, the Adviser, the Fund’s other service providers, market makers, Authorized Participants (“APs”), the Fund’s primary listing exchange, or the issuers of securities in which the Fund invests have the ability to disrupt and negatively affect the Fund’s business operations, including the ability to purchase and sell Shares, potentially resulting in financial losses to the Fund and its shareholders.
•Derivatives Risk. The Fund’s derivative investments have risks, including the imperfect correlation between the value of such instruments and the underlying assets or index; the loss of principal, including the potential loss of amounts greater than the initial amount invested in the derivative instrument; and illiquidity of the derivative investments. The derivatives used by the Fund may give rise to a form of leverage. Leverage magnifies the potential for gain and may result in greater losses, which in some cases may cause the Fund to liquidate other portfolio investments at inopportune times (e.g., at a loss to comply with limits on leverage imposed by the 1940 Act or when the Adviser otherwise would have preferred to hold the investment) or to meet redemption requests. Certain of the Fund’s transactions in derivatives could also affect the amount, timing, and character of distributions to shareholders, which may result in the Fund realizing more short-term capital gain and ordinary income subject to tax at ordinary income tax rates than it would if it did not engage in such transactions, which may adversely impact the Fund’s after-tax returns. To the extent the Fund invests in such derivative instruments, the value of the Fund’s portfolio is likely to experience greater volatility over short-term periods.
◦Futures Contracts Risk. The successful use of futures contracts draws upon the Adviser’s skill and experience with respect to such instruments and is subject to special risk considerations. The primary risks associated with the use of futures contracts, which may adversely affect the Fund’s NAV and total return, are: (a) the imperfect correlation between the change in market value of the futures contract and the price of commodity; (b) possible lack of a liquid secondary market for a futures contract and the resulting inability to close a futures contract when desired; (c) losses caused by unanticipated market movements, which are potentially unlimited; (d) the Adviser’s inability to predict correctly the direction of securities prices, interest rates, currency exchange rates and other economic factors; (e) the possibility that the counterparty will default in the performance of its obligations; and (f) if the Fund has insufficient cash, it may have to sell investments from its portfolio to meet daily variation margin requirements, and the Fund may have to sell investments at a time when it may be disadvantageous to do so.
◦Cost of Futures Investment Risk. When a commodities futures contract is nearing expiration, the Fund will generally sell it and use the proceeds to buy a commodities futures contract with a later expiration date. This practice is commonly referred to as “rolling.” The costs associated with rolling commodities futures contract typically are substantially higher than the costs associated with other futures contracts and may have a significant adverse impact on the performance of the Fund. In addition, the presence of contango in certain futures contracts at the time of rolling would be expected to adversely affect the Fund. Similarly, the presence of backwardation in certain futures contracts at the time of rolling such contracts would be expected to positively affect the Fund. The futures contracts markets have experienced, and are likely to experience again in the future, extended periods in which contango or backwardation have affected various types of futures contracts. These extended periods have caused in the past, and may cause in the future, significant losses.

◦Swap Agreements Risk. Swap agreements are contracts among the Fund and a counterparty to exchange the return of the pre-determined underlying investment (such as the rate of return of the underlying commodity). Swap agreements may be negotiated bilaterally and traded over-the-counter (“OTC”) between two parties or, for certain standardized swaps, must be exchange-traded through an FCM and/or cleared through a clearinghouse that serves as a central counterparty. Swap agreements may be subject to fees and expenses, and by investing in swaps indirectly through the Fund, a shareholder will bear the expenses of such derivatives in addition to expenses of the Fund. Risks associated with the use of swap agreements are different from those associated with ordinary portfolio securities transactions, due in part to the fact they could be considered illiquid and many swaps trade on the OTC market. Swaps are particularly subject to counterparty credit, correlation, valuation, liquidity and leveraging risks. While exchange trading and central clearing are intended to reduce counterparty credit risk and increase liquidity, they do not make swap transactions risk-free. Additionally, applicable regulators have adopted rules imposing certain margin requirements, including minimums, on OTC swaps, which may result in the Fund and its counterparties posting higher margin amounts for OTC swaps, which could increase the cost of swap transactions to the Fund and impose added operational complexity.
•Early Close/Trading Halt Risk. An exchange or market may close or issue trading halts on specific investments, or the ability to buy or sell certain securities or financial instruments may be restricted, which may result in the Fund being unable to buy or sell certain securities or financial instruments. In such circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments, and/or may incur substantial trading losses.
•ETF Risks. The Fund is an ETF and, as a result of its structure, is exposed to the following risks:
◦Authorized Participants, Market Makers, and Liquidity Providers Concentration Risk. The Fund has a limited number of financial institutions that may act as APs. In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. Shares may trade at a material discount to NAV and possibly face delisting if either: (i) APs exit the business or otherwise become unable to process creation and/or redemption orders and no other APs step forward to perform these services, or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.
◦Costs of Buying or Selling Shares Risk. Due to the costs of buying or selling Shares, including brokerage commissions imposed by brokers and bid/ask spreads, frequent trading of Shares may significantly reduce investment results and an investment in Shares may not be advisable for investors who anticipate regularly making small investments.
◦Shares May Trade at Prices Other Than NAV Risk. As with all ETFs, Shares may be bought and sold in the secondary market at market prices. Although it is expected that the market price of Shares will approximate the Fund’s NAV, there may be times when the market price of Shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount) due to supply and demand of Shares or during periods of market volatility. This risk is heightened in times of market volatility, periods of steep market declines, and periods when there is limited trading activity for Shares in the secondary market, in which case such premiums or discounts may be significant.
◦Trading Risk. Although Shares are listed for trading on the NYSE Arca, Inc. (the “Exchange”) and may be traded on U.S. exchanges other than the Exchange, there can be no assurance that Shares will trade with any volume, or at all, on any stock exchange. In stressed market conditions, the liquidity of Shares may begin to mirror the liquidity of the Fund’s underlying portfolio holdings, which can be significantly less liquid than the Shares.
•Exchange-Traded Products Risk. The risks of owning interests of an ETP generally reflect the same risks as owning the underlying securities or other instruments that the ETP is designed to track. The shares of certain ETPs may trade at a premium or discount to their intrinsic value (i.e., the market value may differ from the net asset value of an ETP’s shares). For example, supply and demand for shares of an ETF or market disruptions may cause the market price of the ETP to deviate from the value of the ETP’s investments, which may be emphasized in less liquid markets. By investing in an ETP, the Fund indirectly bears the proportionate share of any fees and expenses of the ETP in addition to the fees and expenses that the Fund and its shareholders directly bear in connection with the Fund's operations. Because the ETPs have a significant portion of their assets exposed directly or indirectly to commodities or commodity-linked securities, developments affecting commodities may have a disproportionate impact on such ETPs and may subject the ETPs to greater volatility than investments in traditional securities.
•High Portfolio Turnover Risk. The Fund, through the Subsidiary, may frequently buy and sell futures contracts and other assets as part of the Fund’s strategy to obtain exposure to agricultural commodities. Higher portfolio turnover may result in the Fund paying higher levels of transaction costs and generating greater tax liabilities for shareholders. Portfolio turnover risk may cause the Fund’s performance to be less than you expect.
•Investment Capacity Risk. If the Fund’s ability to obtain exposure to commodities futures consistent with its investment objective is disrupted for any reason, including limited liquidity in the commodities futures market, a disruption to the commodities futures, or as a result of margin requirements or position limits imposed by the Fund’s FCMs, the DCM, or the CFTC on the Fund or the Adviser, the Fund would not be able to achieve its investment objective and may experience significant losses. FCMs act as the intermediaries between customers and exchanges facilitating transactions in commodity derivatives. DCMs are the exchanges on which these transactions occur.
•Liquidity Risk. Liquidity risk exists when particular investments are difficult to purchase or sell. This can reduce the Fund's returns because the Fund may be unable to transact at advantageous times or prices.
•Market Risk. The trading prices of securities and other instruments fluctuate in response to a variety of factors. These factors include events impacting the entire market or specific market segments, such as political, market and economic developments, as well as events that impact specific issuers. The Fund’s NAV and market price, like security and commodity prices generally, may fluctuate significantly in response to these and other factors. As a result, an investor could lose money over short or long periods of time. In addition, government actions or interventions (including, but not limited, to the threat or imposition of tariffs, trade restrictions, currency restrictions or similar actions) as well as developments related to economic, political (including geopolitical), social, public health, market, extreme weather, natural or man-made disasters, or other conditions or events have in the past and may in the future result in volatility in financial markets and reduced liquidity in equity, credit, and/or debt markets, which could adversely impact the Fund and its investments and their value and performance. These developments as well as other events could result in further market volatility and negatively affect financial asset prices, the liquidity of certain securities and the normal operations of securities exchanges and other markets.
•New Fund Risk. The Fund is a recently organized investment company with no operating history. As a result, prospective investors have no track record or history on which to base their investment decision.
•Non-Diversification Risk. Because the Fund is “non-diversified,” it may invest a greater percentage of its assets in the securities of a single issuer or a lesser number of issuers than if it was a diversified fund. As a result, the Fund may be more exposed to the risks associated with and developments affecting an individual issuer or a lesser number of issuers than a fund that invests more widely. This may increase the Fund’s volatility and cause the performance of a relatively small number of issuers to have a greater impact on the Fund’s performance.
•Reverse Repurchase Agreements Risk. A reverse repurchase agreement is the sale by the Fund of a debt obligation to a party for a specified price, with the simultaneous agreement by the Fund to repurchase that debt obligation from that party on a future date at an agreed-upon price. Similar to borrowing, reverse repurchase agreements provide the Fund with cash for investment purposes, which creates leverage and subjects the Fund to the risks of leverage. Reverse repurchase agreements also involve the risk that the other party may fail to return the securities in a timely manner or at all. The Fund could lose money if it is unable to recover the securities and the value of collateral held by the Fund, including the value of the investments made with cash collateral, is less than the value of the securities.
•Subsidiary Investment Risk. By investing in the Subsidiary, the Fund is indirectly exposed to the risks associated with the Subsidiary’s investments. The derivatives and other investments held by the Subsidiary are generally similar to those that are permitted to be held by the Fund and are subject to the same risks that apply to similar investments if held directly by the Fund. The Subsidiary is not registered under the 1940 Act, and, unless otherwise noted in this Prospectus, is not subject to all the investor protections of the 1940 Act. Changes in the laws of the United States and/or the Cayman Islands could result in the inability of the Fund and/or the Subsidiary to continue to operate as it does currently and could adversely affect the Fund. For example, the Cayman Islands does not currently impose any income, corporate or capital gains tax or withholding tax on the Subsidiary. If Cayman Islands law changes such that the Subsidiary must pay Cayman Islands taxes, Fund shareholders would likely suffer decreased investment returns.
•Tax Risk. The Fund may gain most of its exposure to the commodities markets through its investment in the Subsidiary, which may invest directly in commodity-linked derivative instruments, including commodities futures and reverse repurchase agreements. In order for the Fund to qualify as a RIC under Subchapter M of the Code, the Fund must, among other requirements, derive at least 90% of its gross income for each taxable year from sources generating “qualifying income” for purposes of the “qualifying income test,” which is described in more detail in the section titled “Federal Income Taxes” in the SAI. The Fund’s investment in the Subsidiary is expected to provide the Fund with exposure to the commodities markets within the limitations of the federal tax requirements of Subchapter M of the Code for qualification as a RIC. The “Subpart F” income (defined in Section 951 of the Code to include passive income, including from commodity-linked derivatives) of the Fund attributable to its investment in the Subsidiary is “qualifying income” to the Fund to the extent that such income is derived with respect to the Fund’s business of investing in stock, securities or currencies. The Fund expects its “Subpart F” income attributable to its investment in the Subsidiary to be derived with respect to the Fund’s business of investing in stock, securities or currencies and accordingly expects its “Subpart F” income attributable to its investment in the Subsidiary to be treated as “qualifying income.” The Fund generally will be required to include in its own taxable income the “Subpart F” income of the Subsidiary for a tax year, regardless of whether the Fund receives a distribution of the Subsidiary’s income in that tax year, and this income would nevertheless be subject to the distribution requirement for qualification as a RIC and would be taken into account for purposes of the 4% excise tax. The Adviser will carefully monitor the Fund’s investments in the Subsidiary to ensure that no more than 25% of the Fund’s assets are invested in the Subsidiary to comply with the Fund’s asset diversification test as described in more detail in the SAI.

If the Fund did not qualify as a RIC for any taxable year and certain relief provisions were not available, the Fund’s taxable income would be subject to tax at the Fund level and to a further tax at the shareholder level when such income is distributed. In such event, in order to re-qualify for taxation as a RIC, the Fund might be required to recognize unrealized gains, pay substantial taxes and interest and make certain distributions. This would cause investors to incur higher tax liabilities than they otherwise would have incurred and would have a negative impact on Fund returns. In such event, the Board may determine to reorganize or close the Fund or materially change the Fund’s investment objective and strategies. In the event that the Fund fails to qualify as a RIC, the Fund will promptly notify shareholders of the implications of that failure.
•Valuation Risk. The Fund or the Subsidiary may hold securities or other assets that may be valued on the basis of factors other than readily available market quotations. This may occur because the asset or security does not trade on a centralized exchange, or in times of market turmoil or reduced liquidity. There are multiple methods that can be used to value a portfolio holding when market quotations are not readily available. The value established for any portfolio holding at a point in time might differ from what would be produced using a different methodology or if it had been priced using market quotations. Portfolio holdings that are valued using techniques other than market quotations, including “fair valued” assets or securities, may be subject to greater fluctuation in their valuations from one day to the next than if market quotations were used. In addition, there is no assurance that the Fund or the Subsidiary could sell or close out a portfolio position for the value established for it at any time, and it is possible that the Fund or the Subsidiary would incur a loss because a portfolio position is sold or closed out at a discount to the valuation established by the Fund or the Subsidiary at that time. The ability to value investments may be impacted by technological issues or errors by pricing services or other third-party service providers.
•Volatility Risk. The value of certain of the Fund’s investments, including commodities futures, is subject to market risk. Market risk is the risk that the value of the investments to which the Fund is exposed will fall, which could occur due to general market or economic conditions or other factors.
•Whipsaw Markets Risk. The Fund may be subject to the forces of “whipsaw” markets (as opposed to choppy or stable markets), in which significant price movements develop but then repeatedly reverse. “Whipsaw” describes a situation where a security’s price is moving in one direction but then quickly pivots to move in the opposite direction. Such market conditions could cause substantial losses to the Fund.
Performance
The Fund had not commenced investment operations prior to the date of this Prospectus and therefore does not have a performance history for a full calendar year. In the future, performance information for the Fund will be presented in this section. Updated performance information is available on the Fund’s website at www.teucrium.com.

Investment Adviser:	Teucrium Investment Advisors, LLC
Portfolio Managers:	Springer Harris and Joran Haugens, each Portfolio Managers of the Adviser, have been portfolio managers of the Fund since its inception. Chris Small, a Portfolio Manager of the Adviser, has been a portfolio manager of the Fund since July 2025.

For important information about the purchase and sale of Fund shares, tax information and financial intermediary compensation, please turn to “Purchase and Sale of Fund Shares, Taxes and Financial Intermediary Compensation” on page 93.

TEUCRIUM 2X DAILY WHEAT ETF - FUND SUMMARY
Important Information About the Fund
Teucrium 2x Daily Wheat ETF (“2x Daily Wheat ETF” or the “Fund”) seeks daily investment results, before fees and expenses, that correspond to two times (2x) the price of wheat for future delivery for a single day, not for any other period. A “single day” is measured from the time the Fund calculates its net asset value (“NAV”) to the time of the Fund’s next NAV calculation. The NAV calculation time for the Fund typically is 4:00 p.m. Eastern Time. The return of the Fund for periods longer than a single day will be the result of its return for each day compounded over the period. The Fund’s returns for periods longer than a single day will very likely differ in amount, and possibly even direction, from the Fund’s stated multiple (2x) times the return of daily changes in the price of wheat for future delivery for the same period. For periods longer than a single day, the Fund will lose money if wheat’s performance is flat, and it is possible that the Fund will lose money even if the price of wheat for future delivery increases. Longer holding periods, higher volatility in the price of wheat for future delivery, and greater leveraged exposure each exacerbate the impact of compounding on an investor’s returns. During periods of higher wheat volatility, the volatility of wheat may affect the Fund’s return as much as or more than the return of the price of wheat for future delivery.
The Fund presents different risks than other types of funds. The Fund uses leverage and is riskier than similarly benchmarked funds that do not use leverage. The Fund may not be suitable for all investors and should be used only by knowledgeable investors who understand the consequences of seeking daily leveraged (2x) investment results, including the impact of compounding on Fund performance. The Fund is intended to be used as a short-term trading vehicle. Investors in the Fund should actively manage and monitor their investments, as frequently as daily. The Fund is not intended to be used by, and is not appropriate for, investors who do not actively monitor and manage their portfolio. An investor in the Fund could potentially lose the full principal value of their investment within a single day. The Fund does not intend to take physical delivery of the wheat associated with the Wheat Futures Contracts (defined below) in which it invests. Instead, the Fund seeks to benefit from increases in the price of Wheat Futures Contracts for a single day.
Investment Objective
The 2x Daily Wheat ETF seeks daily investment results, before fees and expenses, that correspond to two times (2x) the daily price performance of wheat. The Fund does not seek to achieve its stated investment objective over a period of time greater than a single day.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund (“Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below.

Shareholder Fees (fees paid directly from your investment)	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee[1]	1.49%
Distribution and/or Service (12b-1) Fees	0.00%
Other Expenses[2]	0.00%
Total Annual Fund Operating Expenses	1.49%
Less Fee Waiver[1]	-0.54%
Total Annual Fund Operating Expenses After Fee Waiver	0.95%
1    Teucrium Investment Advisors, LLC (the “Adviser”), the Fund’s investment adviser, has contractually agreed to reduce the Fund’s management fee from 1.49% to 0.95% of the Fund’s average daily net assets until at least April 30, 2027. This agreement may be terminated only by, or with the consent of, the Fund’s Board of Trustees (the “Board”).
2    The Adviser also serves as the investment adviser to the Subsidiary (defined below) and provides the Subsidiary with the same type of management services, under essentially the same terms, as it provides the Fund. The Adviser has agreed to waive the management fee of 1.49% to be paid by the Subsidiary. This waiver will continue in effect until at least April 30, 2027. This waiver may be terminated only with the approval of the Subsidiary’s Board of Directors.
Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The Example does not take into account brokerage commissions that you may pay on your purchases and sales of Shares. The

Example reflects the management fee reduction described in the table above for the first year only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	$97	3 Years	$418	5 Years	$762	10 Years	$1,733
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in the Total Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. For the fiscal year ended December 31, 2025, the Fund’s portfolio turnover rate was 0% of the average value of its portfolio.
Principal Investment Strategies
The Fund is an actively managed exchange-traded fund (“ETF”) that seeks to achieve its investment objective primarily through managed exposure to wheat futures contracts (“Wheat Futures Contracts”), such as Chicago Board of Trade wheat futures contracts, that trade only on an exchange registered with the Commodity Futures Trading Commission (“CFTC”), and cash, cash-equivalents or high-quality securities that serve as collateral to the Fund’s investments in Wheat Futures Contracts (“Collateral Investments”). In this manner, the Fund seeks to provide daily leveraged exposure to the price of wheat to seek returns equal to 200% of the daily price performance of wheat. The Fund does not intend to take physical delivery of wheat associated with the Wheat Futures Contracts. Instead, the Fund seeks to benefit from increases in the price of Wheat Futures Contracts for a single day.
The Fund also may invest in “Other Investments,” which may include: (i) reverse repurchase agreement transactions; (ii) shares of other Wheat-linked exchange traded investment products (“Wheat-Linked ETPs”) not registered as investment companies under the Investment Company Act of 1940, as amended (the “1940 Act”), which may include affiliated Wheat-Linked ETPs such as Teucrium Wheat Fund (Ticker: WEAT), the sponsor of which wholly owns and controls the Adviser; and (iii) swap agreement transactions that reference wheat, Wheat-Linked ETPs, Wheat Futures Contracts, or wheat-related indexes (such as the Bloomberg Wheat Subindex, S&P GSCI Wheat or Teucrium Wheat Fund Benchmark Index).
The Fund invests, under normal circumstances, at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in Wheat Futures Contracts and Other Investments that in the aggregate provide exposure to the price movements of wheat.
Unlike many other commodity-based exchange-traded products, the Fund will not issue its shareholders a Schedule K-1 for tax reporting purposes, which can increase the complexity of a shareholder’s tax reporting. Instead, the Fund is designed to be taxed as a conventional mutual fund and will issue a Form 1099 to its shareholders for tax reporting purposes. A consequence of the Fund’s tax status is that it generally is limited to obtaining its exposure to Wheat Futures Contracts through the Subsidiary, which is defined and described in the paragraphs that follow.
The Fund expects to invest in Wheat Futures Contracts primarily indirectly through a wholly-owned subsidiary organized under the laws of the Cayman Islands (the “Subsidiary”). To seek to achieve 2x daily exposure to wheat, the Fund intends to typically enter into Wheat Futures Contracts as the “buyer.” In order to maintain its 2x daily exposure to wheat, the Fund intends to exit its futures contracts as they near expiration and replace them with new futures contracts with a later expiration date. This process is referred to as “rolling.” The Fund may invest in Wheat Futures Contracts of any expiration date traded on any CFTC-regulated commodity futures exchange, also known as a “designated contract market” (“DCM”). However, there can be no guarantee that such a strategy will produce the desired results.
The Fund’s investment in the Subsidiary is intended to provide the Fund with exposure to Wheat Futures Contracts, a type of commodities futures contract, within the limits of current federal income tax laws applicable to investment companies such as the Fund, which limit the ability of investment companies to invest directly in commodities futures and certain other investments that do not generate qualifying income for tax purposes. The Subsidiary, which is also managed by the Adviser, has the same investment objective as the Fund, but it may invest in commodities futures and similar investments, including certain Other Investments, to a greater extent than the Fund. Except as otherwise noted, for purposes of this Prospectus, references to the Fund’s investments include the Fund’s indirect investments through the Subsidiary. Because the Fund intends to elect to be treated as a regulated investment company (“RIC”) under the Internal Revenue Code of 1986, as amended (the “Code”), the size of the Fund’s investment in the Subsidiary generally will be limited to 25% of the Fund’s total assets, tested at the end of each fiscal quarter.
The Fund will attempt to achieve its investment objective without regard to overall market movement or the increase or decrease of the price of wheat. At the close of the markets each trading day, the Adviser determines the type, quantity and mix of investment positions so that its exposure to price of wheat is consistent with the Fund’s investment objective. The impact of movements in the price of wheat during the day will affect whether the Fund’s portfolio needs to be re-positioned. For example, if the price of wheat has risen on a given day, net assets of the Fund should rise, meaning the Fund’s exposure will need to be increased. Conversely, if the price of wheat has fallen on a given day, net assets of the Fund should fall, meaning the Fund’s exposure will need to be reduced.
The Adviser may determine to modify the extent of the Fund’s exposure to Wheat Futures Contracts in order to avoid exceeding any position limits applicable to Wheat Futures Contracts established by the applicable DCM. These position limits may hinder the Fund’s ability to enter into the desired amount of Wheat Futures Contracts at times. Because of the anticipated size of the Fund’s Wheat Futures Contracts holdings relative to the size of the futures market, the Adviser does not anticipate that position limits will adversely affect the Fund’s ability to seek its target exposure until the Fund’s assets under management grow significantly. Any determination to modify the Fund’s exposure to Wheat Futures Contracts may cause the Fund to liquidate its Wheat Futures Contracts holdings at disadvantageous times or prices, potentially subjecting the Fund to substantial losses, and prevent the Fund from achieving its investment objective.
The Fund will also invest in Collateral Investments. The Collateral Investments may consist of: (i) U.S. Government securities, such as bills, notes and bonds issued by the U.S. Treasury; (ii) money market funds; and/or (iii) corporate debt securities, such as commercial paper and other short-term unsecured promissory notes issued by businesses that are rated investment grade or determined by the Adviser to be of comparable quality. Such Collateral Investments are designed to provide liquidity, serve as margin or otherwise collateralize the Fund’s investments in Wheat Futures Contracts and certain Other Investments.
The Fund is classified as a “non-diversified” investment company under the 1940 Act and, therefore, may invest a greater percentage of its assets in a particular issuer than a diversified fund. The Fund will not concentrate its investments (i.e., hold more than 25% of its total assets) in any industry or group of related industries. The Fund, however, will invest more than 25% of its total assets in investments that provide exposure to wheat.
Daily rebalancing and the compounding of each day’s return over time means that the return of the Fund for a period longer than a single day will be the result of each day’s returns compounded over the period, which will very likely differ in amount, and possibly even direction, from two times (2x) the price performance of wheat for the same period. The Fund will lose money if the price performance of wheat is flat over time, and the Fund can lose money regardless of the performance of the price of wheat, as a result of daily rebalancing, the volatility of the price of wheat, compounding of each day’s return and other factors. See “Principal Investment Risks” below.
Wheat Futures Contracts
Futures contracts are agreements between two parties that are executed on a DCM, i.e., a commodity futures exchange, and that are cleared and margined through a derivatives clearing organization (“DCO”), i.e., a clearing house. One party agrees to buy a commodity such as wheat from the other party at a later date at a price and quantity agreed upon when the contract is made. Such contracts may be referred to as “non-spot” futures contracts to differentiate from spot contracts, in which the purchase of the commodity occurs immediately. In market terminology, a party who purchases a futures contract is long in the market and a party who sells a futures contract is short in the market. The contractual obligations of a buyer or seller may generally be satisfied by taking or making physical delivery of the underlying commodity or by making an offsetting sale or purchase of an identical futures contract on the same or linked exchange before the designated date of delivery. The difference between the price at which the futures contract is purchased or sold and the price paid for the offsetting sale or purchase, after allowance for brokerage commissions, constitutes the profit or loss to the trader.
Futures contracts with a longer term to expiration may be priced higher than futures contracts with a shorter term to expiration, a relationship called “contango”. When rolling futures contracts that are in contango the Fund will close its long position by selling the shorter term contract at a relatively lower price and buying a longer-dated contract at a relatively higher price. The presence of contango will adversely affect the performance of the Fund, and could result in a negative yield for the Fund. Conversely, futures contracts with a longer term to expiration may be priced lower than futures contracts with a shorter term to expiration, a relationship called “backwardation”. When rolling long futures contracts that are in backwardation, the Fund will close its long position by selling the shorter term contract at a relatively higher price and buying a longer-dated contract at a relatively lower price. The presence of backwardation may positively affect the performance of the Fund.
If circumstances arise where market prices for Wheat Futures Contracts are not readily available, the Fund will fair value its Wheat Futures Contracts in accordance with its pricing and valuation policy and procedures for fair value determinations. Pursuant to those policies and procedures, the Adviser would consider various factors, such as pricing history; market levels prior to price limits or halts; supply, demand, and open interest in Wheat Futures Contracts; and comparison to other major commodity futures. The Adviser would document its proposed pricing and methodology, detailing the factors that entered into the valuation.
Wheat
Wheat is used to produce flour, the key ingredient for breads, pasta, crackers, and many other food products, as well as several industrial products such as starches and adhesives. Wheat by-products are used in livestock feeds. Wheat is a staple commodity used pervasively across the globe so that any contractions in consumption may only be temporary as has historically been the case. Wheat is the principal food grain produced in the United States, and the United States’ output of wheat is typically exceeded only by that of China, the European Union, Russia, and India. The United States Department of Agriculture (“USDA”) publishes weekly, monthly, quarterly, and annual updates for U.S. domestic and worldwide wheat production and consumption. If the global demand of wheat is not equal to global supply, this may have an impact on the price of wheat. Global wheat consumption may fluctuate year over year due to any number of reasons which may include, but is not limited to, economic conditions, global health concerns, international trade policy.

As a general matter, the occurrence of a severe weather event, natural disaster, terrorist attack, geopolitical events, outbreak, or public health emergency as declared by the World Health Organization, the continuation or expansion of war or other hostilities, or a prolonged government shutdown may have significant adverse effects on the Fund and its investments and alter current assumptions and expectations. Generally, these adverse effects may cause continued volatility in the price of wheat, wheat futures, and the price of Shares.
Other Investments
In order to help the Fund meet its daily investment objective by maintaining the daily desired level of leveraged exposure to wheat, maintain its tax status as a RIC on days in and around quarter-end, help the Fund maintain its desired exposure to Wheat Futures Contracts when it is approaching or has exceeded position limits or accountability levels, or because of liquidity or other constraints, the Fund may invest in the following:
Reverse Repurchase Agreements
The Fund may invest in reverse repurchase agreements which are a form of borrowing in which the Fund sells portfolio securities to financial institutions and agrees to repurchase them at a mutually agreed-upon date and price that is higher than the original sale price, and use the proceeds for investment purchases.
As a result of the Fund repurchasing the securities at a higher price, the Fund will lose money by engaging in reverse repurchase agreement transactions.
As noted above, because the Fund intends to qualify for treatment as a RIC under the Code, the size of the Fund’s investment in the Subsidiary will not exceed 25% of the Fund’s total assets at or around each quarter end of the Fund’s fiscal year (the “Asset Diversification Test”). At other times of the year, the Fund’s investments in the Subsidiary will significantly exceed 25% of the Fund’s total (or gross) assets.
When the Fund seeks to reduce its total assets exposure to the Subsidiary, it may use the short-term Treasury Bills it owns (and purchase additional Treasury Bills as needed) to transact in reverse repurchase agreement transactions, which are ostensibly loans to the Fund. Those loans will increase the gross assets of the Fund, which the Adviser expects will allow the Fund to meet the Asset Diversification Test. When the Fund enters into a reverse repurchase agreement, it will either (i) be consistent with Section 18 of the 1940 Act and maintain asset coverage of at least 300% of the value of the reverse repurchase agreement; or (ii) treat the reverse repurchase agreement transactions as derivative transactions for purposes of Rule 18f-4 under the 1940 Act (“Rule 18f-4”), including as applicable, the value-at-risk based limit on leverage risk.
Wheat-Linked ETPs
The Fund may invest in shares of Wheat-Linked ETPs, which are exchange-traded investment products not registered under the 1940 Act that seek to match the daily changes in the price of wheat for future delivery, and trade intra-day on a national securities exchange. Wheat-Linked ETPs are passively managed and do not pursue active management investment strategies, and their sponsors do not actively manage the exposure to wheat held by the ETP. This means that the sponsor of the ETP does not sell wheat futures contracts at times when its price is high or acquire wheat futures contracts at low prices in the expectation of future price increases.
Swaps that reference wheat, Wheat-Linked ETPs, Wheat Futures Contracts, or wheat-related indexes
The Fund may invest in cash-settled swap agreements referencing wheat, Wheat-Linked ETPs, Wheat Futures Contracts or wheat-related indexes. Swap contracts are transactions entered into primarily with major global financial institutions for a specified period ranging from a day to more than one year. In a swap transaction, the Fund and a counterparty will agree to exchange or “swap” payments based on the change in value of an underlying asset or benchmark. For example, the two parties may agree to exchange the return (or differentials in rates of returns) earned or realized on a particular investment or instrument. In the case of the Fund, the reference asset can be shares of wheat, shares of Wheat-Linked ETPs, Wheat Futures Contracts, or wheat-related indexes.
Principal Investment Risks
The principal risks of investing in the Fund are summarized below. The principal risks are presented in alphabetical order to facilitate finding particular risks and comparing them with the risks of other funds. Each risk summarized below is considered a “principal risk” of investing in the Fund, regardless of the order in which it appears. As with any investment, there is a risk that you could lose all or a portion of your investment in the Fund. Some or all of these risks may adversely affect the Fund’s net asset value (“NAV”), trading price, yield, total return and/or ability to meet its investment objective. The following risks could affect the value of your investment in the Fund:
•Agricultural Commodities Risk. The price and availability of agricultural commodities is influenced by economic and industry conditions, including but not limited to supply and demand factors such as: crop disease; weed control; water and fertilizer availability; various planting, growing, or harvesting problems; severe weather conditions such as drought, floods, heavy rains, frost, or natural disasters that are difficult to anticipate and that cannot be controlled. The U.S. prices of agricultural commodities may be subject to risks relating to the demand and distribution of such commodities in foreign countries, such as: uncontrolled fires (including arson); challenges in doing business with foreign companies; legal and regulatory restrictions; transportation costs; interruptions in energy supply; currency exchange rate fluctuations; and political and economic instability. Additionally, demand for agricultural commodities is affected by changes in consumer tastes, national, regional and local economic conditions, and demographic trends.
Agricultural commodity production is subject to United States and foreign policies and regulations that materially affect operations. Governmental policies affecting the agricultural industry, such as taxes, tariffs, duties, subsidies, incentives, acreage control, and import and export restrictions on agricultural commodities and commodity products, can influence the planting of certain crops, the location and size of crop production, the volume and types of imports and exports, and industry profitability. Additionally, commodity production is affected by laws and regulations relating to, but not limited to, the sourcing, transporting, storing and processing of agricultural raw materials as well as the transporting, storing and distributing of related agricultural products. Agricultural commodity producers also may need to comply with various environmental laws and regulations, such as those regulating the use of certain pesticides, and local laws that regulate the production of genetically modified crops. In addition, international trade disputes can adversely affect agricultural commodity trade flows by limiting or disrupting trade between countries or regions.
Seasonal fluctuations in the price of agricultural commodities may cause risk to an investor because of the possibility that Share prices will be depressed because of the relevant harvest cycles. In the futures market, fluctuations are typically reflected in contracts expiring in the harvest season (i.e., in the case of wheat, contracts expiring during the spring and early summer are typically priced lowest). Thus, seasonal fluctuations could result in an investor incurring losses upon the sale of Shares, particularly if the investor needs to sell Shares when a Wheat Futures Contract is, in whole or part, expiring in the harvest season for the specified commodity.
◦Risks Specific to Wheat. Demand for food products made from wheat flour is affected by changes in consumer tastes, national, regional and local economic conditions, and demographic trends. More specifically, demand for such food products in the United States is relatively unaffected by changes in wheat prices or disposable income but is closely tied to tastes and preferences. For example, in recent years the increase in the popularity of low-carbohydrate diets caused the consumption of wheat flour to decrease rapidly. Export demand for wheat fluctuates yearly, based largely on crop yields in the importing countries, which can be impacted by various factors, including geopolitical events in such countries, such as the ongoing conflict in Ukraine.
•Cash Transaction Risk. The Fund expects to effect all of its creations and redemptions for cash, rather than in-kind securities. The Fund may be required to sell or unwind portfolio investments to obtain the cash needed to distribute redemption proceeds. This may cause the Fund to recognize a capital gain that it might not have recognized if it had made a redemption in kind. As a result, the Fund may pay out higher annual capital gain distributions than if the in-kind redemption process was used. The use of cash creations and redemptions may also cause the Fund’s shares to trade in the market at wider bid-ask spreads or greater premiums or discounts to the Fund’s NAV. Further, effecting purchases and redemptions primarily in cash may cause the Fund to incur certain costs, such as portfolio transaction costs. These costs can decrease the Fund’s NAV if not offset by an authorized participant transaction fee.
•Clearing Broker Risk. The failure or bankruptcy of the Fund’s and the Subsidiary’s clearing broker could result in a substantial loss of Fund assets. Under current CFTC regulations, a clearing broker maintains customers’ assets in a bulk segregated account. If a clearing broker fails to do so or is unable to satisfy a substantial deficit in a customer account, its other customers may be subject to risk of loss of their funds in the event of that clearing broker’s bankruptcy. In that event, the clearing broker’s customers, such as the Fund and the Subsidiary, are entitled to recover, even in respect of property specifically traceable to them, only a proportional share of all property available for distribution to all of that clearing broker’s customers.
•Collateral Securities Risk. Collateral may include obligations issued or guaranteed by the U.S. government and its agencies and instrumentalities, including bills, notes, and bonds issued by the U.S. Treasury, as well as money market funds and corporate debt securities, such as commercial paper. Some securities issued or guaranteed by federal agencies and U.S. government-sponsored instrumentalities may not be backed by the full faith and credit of the United States, in which case the investor must look principally to the agency or instrumentality issuing or guaranteeing the security for ultimate repayment, and may not be able to assert a claim against the United States itself in the event that the agency or instrumentality does not meet its commitment. The U.S. government and its agencies and instrumentalities do not guarantee the market value of their securities, and consequently, the value of such securities may fluctuate. Although the Fund may hold securities that carry U.S. government guarantees, these guarantees do not extend to shares of the Fund. The Fund’s investments in U.S. government securities will change in value in response to interest rate changes and other factors, such as the perception of an issuer’s creditworthiness. Money market funds are subject to management fees and other expenses. Therefore, investments in money market funds will cause the Fund to bear indirectly a proportional share of the fees and costs of the money market funds in which it invests. At the same time, the Fund will continue to pay its own management fees and expenses with respect to all of its assets, including any portion invested in the shares of the money market fund. It is possible to lose money by investing in money market funds. Corporate debt securities such as commercial paper generally are short-term unsecured promissory notes issued by businesses. Corporate debt may be rated investment-grade or below investment-grade and may carry variable or floating rates of interest. Corporate debt securities carry both credit risk and interest rate risk. Credit risk is the risk that the Fund could lose money if the issuer of a corporate debt security is unable to pay interest or repay principal when it is due. Interest rate risk is the risk that interest rates rise and fall over time. For example, the value of fixed-income securities generally decrease when interest rates rise, which may cause the Fund’s value to decrease. Also, investments in fixed-income securities with longer maturities fluctuate more in response to interest rate changes. Some corporate debt securities that are rated below investment-grade generally are considered speculative because they present a greater risk of loss, including default, than higher quality debt securities.
•Commodity-Linked Derivatives Tax Risk. As a RIC, the Fund must derive at least 90% of its gross income each taxable year from certain qualifying sources of income under the Code. The income of the Fund from certain commodity-linked derivatives may be treated as non-qualifying income for purposes of the Fund’s qualification as a RIC, in which case, the Fund might fail to qualify as a RIC and be subject to federal income tax at the Fund level. To the extent the Fund invests directly in commodity-linked derivatives, the Fund will seek to restrict its income from such instruments that do not generate qualifying income to a maximum of 10% of its gross income (when combined with its other investments that produce non-qualifying income) to comply with the qualifying income test necessary for the Fund to qualify as a RIC under Subchapter M of the Code. However, the Fund may generate more non-qualifying income than anticipated, may not be able to generate qualifying income in a particular taxable year at levels sufficient to meet the qualifying income test, or may not be able to accurately predict the non-qualifying income from these investments.
The extent to which the Fund invests in commodity-linked derivatives may be limited by the qualifying income and asset diversification tests, which the Fund must continue to satisfy to maintain its status as a RIC. If the Fund does not qualify as a RIC for any taxable year and certain relief provisions are not available, the Fund’s taxable income would be subject to tax at the Fund level and to a further tax at the shareholder level when such income is distributed. Failure to comply with the requirements for qualification as a RIC could have significant negative tax consequences to Fund shareholders. Under certain circumstances, the Fund may be able to cure a failure to meet the qualifying income requirement, but in order to do so the Fund may incur significant Fund-level taxes, which would effectively reduce (and could eliminate) the Fund’s returns. The tax treatment of certain commodity-linked derivatives may be affected by future regulatory or legislative changes that could affect the character, timing and/or amount of the Fund’s taxable income or gains and distributions.
•Commodity Pool Regulatory Risk. The Fund’s investment exposure to commodities futures will cause it to be deemed to be a commodity pool, thereby subjecting the Fund to regulation under the Commodity Exchange Act (“CEA”) and CFTC rules. The Adviser is registered as a Commodity Trading Advisor (“CTA”) and a Commodity Pool Operator (“CPO”), and the Fund will be operated in accordance with applicable CFTC rules, as well as the regulatory scheme applicable to registered investment companies. Registration as a CPO imposes additional compliance obligations on the Adviser and the Fund related to additional laws, regulations, and enforcement policies, which could increase compliance costs and may affect the operations and financial performance of the Fund.
•Counterparty Risk. Investing in derivatives involves entering into contracts with third parties (i.e., counterparties). The use of derivatives involves risks that are different from those associated with ordinary portfolio securities transactions. The Fund will be subject to credit risk (i.e., the risk that a counterparty is or is perceived to be unwilling or unable to make timely payments or otherwise meet its contractual obligations) with respect to the amount it expects to receive from counterparties to derivatives entered into by the Fund. If a counterparty becomes bankrupt or fails to perform its obligations, or if any collateral posted by the counterparty for the benefit of the Fund is insufficient or there are delays in the Fund’s ability to access such collateral, the value of an investment in the Fund may decline. The counterparty to a listed futures contract is the derivatives clearing organization for the listed future. The listed future is held through a futures commission merchant (“FCM”) acting on behalf of the Fund. Consequently, the counterparty risk on a listed futures contract is the creditworthiness of the FCM and the exchange’s clearing corporation.
•Cybersecurity Risk. Cybersecurity incidents may allow an unauthorized party to gain access to Fund assets or proprietary information, or cause the Fund, the Adviser, and/or other service providers (including custodians and financial intermediaries) to suffer data breaches or data corruption. Additionally, cybersecurity failures or breaches of the electronic systems of the Fund, the Adviser, the Fund’s other service providers, market makers, Authorized Participants (“APs”), the Fund’s primary listing exchange, or the issuers of securities in which the Fund invests have the ability to disrupt and negatively affect the Fund’s business operations, including the ability to purchase and sell Shares, potentially resulting in financial losses to the Fund and its shareholders.
•Daily Correlation/Tracking Risk. There is no guarantee that the Fund will achieve a high degree of correlation to the price performance of wheat and therefore achieve its daily leveraged investment objective. To achieve a high degree of correlation with the price performance of wheat, the Fund seeks to rebalance its portfolio daily to keep leverage consistent with its daily leveraged investment objective. In addition, the Fund’s exposure to the price of wheat is impacted by the movement of the price of wheat. Because of this, it is unlikely that the Fund will be perfectly exposed to the price performance of wheat at the end of each day. The possibility of the Fund being materially over- or under-exposed to the price performance of wheat increases on days when the price of wheat is volatile near the close of the trading day. Market disruptions, regulatory restrictions and extreme volatility will also adversely affect the Fund’s ability to adjust exposure to the required levels.
The Fund may have difficulty achieving its daily leveraged investment objective due to fees, expenses, transaction costs, financing costs related to the use of derivatives, investments in exchange-traded products, directly or indirectly, income items, valuation methodology, accounting standards and disruptions or illiquidity in the markets for the securities or derivatives held by the Fund. The Fund may be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being over- or under-exposed to the price of wheat. The Fund may take or refrain from taking positions to improve the tax efficiency or to comply with various regulatory restrictions, either of which may negatively impact the Fund’s correlation to the price performance of wheat.
•Derivatives Risk. The Fund’s derivative investments have risks, including the imperfect correlation between the value of such instruments and the underlying assets or index; the loss of principal, including the potential loss of amounts greater than the initial amount invested in the derivative instrument; and illiquidity of the derivative investments. The derivatives used by the Fund may give rise to a form of leverage. Leverage magnifies the potential for gain and may result in greater losses, which in some cases may cause the Fund to liquidate other portfolio investments at inopportune times (e.g., at a loss to comply with limits on leverage imposed by the 1940 Act or when the Adviser otherwise would have preferred to hold the investment) or to meet redemption requests. Certain of the Fund’s transactions in derivatives could also affect the amount, timing, and character of distributions to shareholders, which may result in the Fund realizing more short-term capital gain and ordinary income subject to tax at ordinary income tax rates than it would if it did not engage in such transactions, which may adversely impact the Fund’s after-tax returns. To the extent the Fund invests in such derivative instruments, the value of the Fund’s portfolio is likely to experience greater volatility over short-term periods.
◦Futures Contracts Risk. The successful use of futures contracts draws upon the Adviser’s skill and experience with respect to such instruments and is subject to special risk considerations. The primary risks associated with the use of futures contracts, which may adversely affect the Fund’s NAV and total return, are: (a) the imperfect correlation between the change in market value of the futures contract and the price of commodity; (b) possible lack of a liquid secondary market for a futures contract and the resulting inability to close a futures contract when desired; (c) losses caused by unanticipated market movements, which are potentially unlimited; (d) the Adviser’s inability to predict correctly the direction of securities prices, interest rates, currency exchange rates and other economic factors; (e) the possibility that the counterparty will default in the performance of its obligations; and (f) if the Fund has insufficient cash, it may have to sell investments from its portfolio to meet daily variation margin requirements, and the Fund may have to sell investments at a time when it may be disadvantageous to do so.
◦Cost of Futures Investment Risk. When a commodities futures contract is nearing expiration, the Fund will generally sell it and use the proceeds to buy a commodities futures contract with a later expiration date. This practice is commonly referred to as “rolling.” The costs associated with rolling commodities futures contract typically are substantially higher than the costs associated with other futures contracts and may have a significant adverse impact on the performance of the Fund. In addition, the presence of contango in certain futures contracts at the time of rolling would be expected to adversely affect the Fund. Similarly, the presence of backwardation in certain futures contracts at the time of rolling such contracts would be expected to positively affect the Fund. The futures contracts markets have experienced, and are likely to experience again in the future, extended periods in which contango or backwardation have affected various types of futures contracts. These extended periods have caused in the past, and may cause in the future, significant losses.
◦Swap Agreements Risk. Swap agreements are contracts among the Fund and a counterparty to exchange the return of the pre-determined underlying investment (such as the rate of return of the underlying commodity). Swap agreements may be negotiated bilaterally and traded over-the-counter (“OTC”) between two parties or, for certain standardized swaps, must be exchange-traded through an FCM and/or cleared through a clearinghouse that serves as a central counterparty. Swap agreements may be subject to fees and expenses, and by investing in swaps indirectly through the Fund, a shareholder will bear the expenses of such derivatives in addition to expenses of the Fund. Risks associated with the use of swap agreements are different from those associated with ordinary portfolio securities transactions, due in part to the fact they could be considered illiquid and many swaps trade on the OTC market. Swaps are particularly subject to counterparty credit, correlation, valuation, liquidity and leveraging risks. While exchange trading and central clearing are intended to reduce counterparty credit risk and increase liquidity, they do not make swap transactions risk-free. Additionally, applicable regulators have adopted rules imposing certain margin requirements, including minimums, on OTC swaps, which may result in the Fund and its counterparties posting higher margin amounts for OTC swaps, which could increase the cost of swap transactions to the Fund and impose added operational complexity.
•Early Close/Trading Halt Risk. An exchange or market may close or issue trading halts on specific investments, or the ability to buy or sell certain securities or financial instruments may be restricted, which may result in the Fund being unable to buy or sell certain securities or financial instruments. In such circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments, and/or may incur substantial trading losses.

•Effects of Compounding and Market Volatility Risk. The Fund has a daily leveraged investment objective and the Fund’s performance for periods greater than a trading day will be the result of each day’s returns compounded over the period, which is very likely to differ from two times (2x) the price performance of wheat, before fees and expenses. Compounding affects all investments, but has a more significant impact on funds that are leveraged and that rebalance daily. For a leveraged fund, if adverse daily performance of the price of wheat reduces the amount of a shareholder’s investment, any further adverse daily performance will lead to a smaller dollar loss because the shareholder’s investment had already been reduced by the prior adverse performance. Equally, however, if favorable daily performance of the price of wheat increases the amount of a shareholder’s investment, the dollar amount lost due to future adverse performance will increase because the shareholder’s investment has increased.
The effect of compounding becomes more pronounced as volatility of the price of wheat and the holding period increase. The impact of compounding will impact each shareholder differently depending on the period of time an investment in the Fund is held and the volatility of the price of wheat during the shareholder’s holding period of an investment in the Fund.
The chart below provides examples of how reference price volatility could affect the Fund’s performance. The chart illustrates the impact of two factors that affect the Fund’s performance: wheat price volatility and the price performance of wheat. The price performance of wheat shows the percentage change in the price of wheat over the specified time period, while wheat price volatility is a statistical measure of the magnitude of fluctuations in the price performance during that time period. As illustrated below, even if the price change over two equal time periods is identical, different price volatility (i.e., fluctuations in the rates of return) during the two time periods could result in drastically different Fund performance for the two time periods due to the effects of compounding daily returns during the time periods.
Fund performance for periods greater than one single day can be estimated given any set of assumptions for the following factors: a) price volatility; b) price performance; c) period of time; d) financing rates associated with leveraged exposure; and e) other Fund expenses. The chart below illustrates the impact of two principal factors – price volatility and price performance – on Fund performance. The chart shows estimated Fund returns for a number of combinations of price volatility and price performance over a one-year period. Performance shown in the chart assumes that: (i) no dividends were paid with respect to the reference asset; (ii) there were no Fund expenses; and (iii) borrowing/lending rates (to obtain leveraged exposure) of 0%. If Fund expenses and/or actual borrowing/lending rates were reflected, the estimated returns would be different than those shown. Particularly during periods of higher price volatility, compounding will cause results for periods longer than a trading day to vary from two times (2x) the performance of the price of wheat.
As shown in the chart below, the Fund would be expected to lose 6.1% if the price of wheat did not change over a one year period during which the price experienced annualized volatility of 25%. At higher ranges of volatility, there is a chance of a significant loss of value in the Fund, even if the price is flat. For instance, if the annualized volatility of the price of wheat is 100%, the Fund would be expected to lose 63.2% of its value, even if the cumulative change in the price of wheat for the year was 0%. Areas shaded red (or dark gray) represent those scenarios where the Fund can be expected to return less than two times (2x) the change in the price of wheat and those shaded green (or light gray) represent those scenarios where the Fund can be expected to return more than two times (2x) the change in the price of wheat. The Fund’s actual returns may be significantly better or worse than the returns shown below as a result of any of the factors discussed above or in “Daily Correlation/Tracking Risk” above.

One Year Price Performance	Two Times (2x) One Year Price Performance	Volatility Rate
Return	Return	10%	25%	50%	75%	100%
-60%	-120%	-84.2%	-85.0%	-87.5%	-90.9%	-94.1%
-50%	-100%	-75.2%	-76.5%	-80.5%	-85.8%	-90.8%
-40%	-80%	-64.4%	-66.2%	-72.0%	-79.5%	-86.8%
-30%	-60%	-51.5%	-54.0%	-61.8%	-72.1%	-82.0%
-20%	-40%	-36.6%	-39.9%	-50.2%	-63.5%	-76.5%
-10%	-20%	-19.8%	-23.9%	-36.9%	-53.8%	-70.2%
0%	0%	-1.0%	-6.1%	-22.1%	-43.0%	-63.2%
10%	20%	19.8%	13.7%	-5.8%	-31.1%	-55.5%
20%	40%	42.6%	35.3%	12.1%	-18.0%	-47.0%
30%	60%	67.3%	58.8%	31.6%	-3.7%	-37.8%
40%	80%	94.0%	84.1%	52.6%	11.7%	-27.9%
50%	100%	122.8%	111.4%	75.2%	28.2%	-17.2%
60%	120%	153.5%	140.5%	99.4%	45.9%	-5.8%

•ETF Risks. The Fund is an ETF and, as a result of its structure, is exposed to the following risks:
◦Authorized Participants, Market Makers, and Liquidity Providers Concentration Risk. The Fund has a limited number of financial institutions that may act as APs. In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. Shares may trade at a material discount to NAV and possibly face delisting if either: (i) APs exit the business or otherwise become unable to process creation and/or redemption orders and no other APs step forward to perform these services, or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.
◦Costs of Buying or Selling Shares Risk. Due to the costs of buying or selling Shares, including brokerage commissions imposed by brokers and bid/ask spreads, frequent trading of Shares may significantly reduce investment results and an investment in Shares may not be advisable for investors who anticipate regularly making small investments.
◦Shares May Trade at Prices Other Than NAV Risk. As with all ETFs, Shares may be bought and sold in the secondary market at market prices. Although it is expected that the market price of Shares will approximate the Fund’s NAV, there may be times when the market price of Shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount) due to supply and demand of Shares or during periods of market volatility. This risk is heightened in times of market volatility, periods of steep market declines, and periods when there is limited trading activity for Shares in the secondary market, in which case such premiums or discounts may be significant.
◦Trading Risk. Although Shares are listed for trading on the NYSE Arca, Inc. (the “Exchange”) and may be traded on U.S. exchanges other than the Exchange, there can be no assurance that Shares will trade with any volume, or at all, on any stock exchange. In stressed market conditions, the liquidity of Shares may begin to mirror the liquidity of the Fund’s underlying portfolio holdings, which can be significantly less liquid than the Shares.
•Exchange-Traded Products Risk. The risks of owning interests of an ETP generally reflect the same risks as owning the underlying securities or other instruments that the ETP is designed to track. The shares of certain ETPs may trade at a premium or discount to their intrinsic value (i.e., the market value may differ from the net asset value of an ETP’s shares). For example, supply and demand for shares of an ETF or market disruptions may cause the market price of the ETP to deviate from the value of the ETP’s investments, which may be emphasized in less liquid markets. By investing in an ETP, the Fund indirectly bears the proportionate share of any fees and expenses of the ETP in addition to the fees and expenses that the Fund and its shareholders directly bear in connection with the Fund's operations. Because the ETPs have a significant portion of their assets exposed directly or indirectly to commodities or commodity-linked securities, developments affecting commodities may have a disproportionate impact on such ETPs and may subject the ETPs to greater volatility than investments in traditional securities.
•High Portfolio Turnover Risk. The Fund, through the Subsidiary, may frequently buy and sell futures contracts and other assets as part of the Fund’s strategy to obtain exposure to agricultural commodities. Higher portfolio turnover may result in the Fund paying higher levels of transaction costs and generating greater tax liabilities for shareholders. Portfolio turnover risk may cause the Fund’s performance to be less than you expect.
•Intra-Day Investment Risk. The Fund seeks leveraged investment results from the close of the market on a given trading day until the close of the market on the subsequent trading day. The exact exposure of an investment in the Fund intraday in the secondary market is a function of the difference between the price of wheat at the market close on the first trading day and the price of wheat at the time of purchase. If the price of wheat increases, the Fund’s net assets will rise by the same amount as the Fund’s exposure. Conversely, if the price of wheat declines, the Fund’s net assets will decline by the same amount as the Fund’s exposure. Thus, an investor that purchases shares intra-day may experience performance that is greater than, or less than, the Fund’s stated multiple of the price performance of wheat.
If there is a significant intra-day market event and/or the price of wheat experiences a significant decrease, the Fund may not meet its investment objective or rebalance its portfolio appropriately. Additionally, the Fund may close to purchases and sales of Shares prior to the close of regular trading on the NYSE Arca, Inc. and incur significant losses.
•Investment Capacity Risk. If the Fund’s ability to obtain exposure to commodities futures consistent with its investment objective is disrupted for any reason, including limited liquidity in the commodities futures market, a disruption to the commodities futures, or as a result of margin requirements or position limits imposed by the Fund’s FCMs, the DCM, or the CFTC on the Fund or the Adviser, the Fund would not be able to achieve its investment objective and may experience significant losses. FCMs act as the intermediaries between customers and exchanges facilitating transactions in commodity derivatives. DCMs are the exchanges on which these transactions occur.
•Leverage Risk. The Fund seeks to achieve and maintain the exposure to the price of wheat for future delivery by using leverage inherent in futures contracts. Therefore, the Fund is subject to leverage risk. When the Fund purchases or sells an instrument or enters into a transaction without investing an amount equal to the full economic exposure of the instrument or transaction, it creates leverage, which can result in the Fund losing more than it originally invested. As a result, these investments may magnify losses to the Fund, and even a small market movement may result in significant losses to the Fund. Leverage may also cause the Fund to be more volatile because it may exaggerate the effect of any increase or decrease in the value of the Fund’s portfolio securities. Futures trading involves a degree of leverage and as a result, a relatively small price movement in futures instruments may result in immediate and substantial losses to the Fund.
•Limited Operating History Risk. The Fund is a recently organized investment company with a limited operating history. As a result, prospective investors have a limited track record or history on which to base their investment decision.
•Liquidity Risk. Liquidity risk exists when particular investments are difficult to purchase or sell. This can reduce the Fund's returns because the Fund may be unable to transact at advantageous times or prices.
•Market Risk. The trading prices of securities and other instruments fluctuate in response to a variety of factors. These factors include events impacting the entire market or specific market segments, such as political, market and economic developments, as well as events that impact specific issuers. The Fund’s NAV and market price, like security and commodity prices generally, may fluctuate significantly in response to these and other factors. As a result, an investor could lose money over short or long periods of time. In addition, government actions or interventions (including, but not limited, to the threat or imposition of tariffs, trade restrictions, currency restrictions or similar actions) as well as developments related to economic, political (including geopolitical), social, public health, market, extreme weather, natural or man-made disasters, or other conditions or events have in the past and may in the future result in volatility in financial markets and reduced liquidity in equity, credit, and/or debt markets, which could adversely impact the Fund and its investments and their value and performance. These developments as well as other events could result in further market volatility and negatively affect financial asset prices, the liquidity of certain securities and the normal operations of securities exchanges and other markets.
•Non-Diversification Risk. Because the Fund is “non-diversified,” it may invest a greater percentage of its assets in the securities of a single issuer or a lesser number of issuers than if it was a diversified fund. As a result, the Fund may be more exposed to the risks associated with and developments affecting an individual issuer or a lesser number of issuers than a fund that invests more widely. This may increase the Fund’s volatility and cause the performance of a relatively small number of issuers to have a greater impact on the Fund’s performance.
•Reverse Repurchase Agreements Risk. A reverse repurchase agreement is the sale by the Fund of a debt obligation to a party for a specified price, with the simultaneous agreement by the Fund to repurchase that debt obligation from that party on a future date at an agreed-upon price. Similar to borrowing, reverse repurchase agreements provide the Fund with cash for investment purposes, which creates leverage and subjects the Fund to the risks of leverage. Reverse repurchase agreements also involve the risk that the other party may fail to return the securities in a timely manner or at all. The Fund could lose money if it is unable to recover the securities and the value of collateral held by the Fund, including the value of the investments made with cash collateral, is less than the value of the securities.
•Subsidiary Investment Risk. By investing in the Subsidiary, the Fund is indirectly exposed to the risks associated with the Subsidiary’s investments. The derivatives and other investments held by the Subsidiary are generally similar to those that are permitted to be held by the Fund and are subject to the same risks that apply to similar investments if held directly by the Fund. The Subsidiary is not registered under the 1940 Act, and, unless otherwise noted in this Prospectus, is not subject to all the investor protections of the 1940 Act. Changes in the laws of the United States and/or the Cayman Islands could result in the inability of the Fund and/or the Subsidiary to continue to operate as it does currently and could adversely affect the Fund. For example, the Cayman Islands does not currently impose any income, corporate or capital gains tax or withholding tax on the Subsidiary. If Cayman Islands law changes such that the Subsidiary must pay Cayman Islands taxes, Fund shareholders would likely suffer decreased investment returns.
•Tax Risk. The Fund may gain most of its exposure to the commodities markets through its investment in the Subsidiary, which may invest directly in commodity-linked derivative instruments, including commodities futures and reverse repurchase agreements. In order for the Fund to qualify as a RIC under Subchapter M of the Code, the Fund must, among other requirements, derive at least 90% of its gross income for each taxable year from sources generating “qualifying income” for purposes of the “qualifying income test,” which is described in more detail in the section titled “Federal Income Taxes” in the SAI. The Fund’s investment in the Subsidiary is expected to provide the Fund with exposure to the commodities markets within the limitations of the federal tax requirements of Subchapter M of the Code for qualification as a RIC. The “Subpart F” income (defined in Section 951 of the Code to include passive income, including from commodity-linked derivatives) of the Fund attributable to its investment in the Subsidiary is “qualifying income” to the Fund to the extent that such income is derived with respect to the Fund’s business of investing in stock, securities or currencies. The Fund expects its “Subpart F” income attributable to its investment in the Subsidiary to be derived with respect to the Fund’s business of investing in stock, securities or currencies and accordingly expects its “Subpart F” income attributable to its investment in the Subsidiary to be treated as “qualifying income.” The Fund generally will be required to include in its own taxable income the “Subpart F” income of the Subsidiary for a tax year, regardless of whether the Fund receives a distribution of the Subsidiary’s income in that tax year, and this income would nevertheless be subject to the distribution requirement for qualification as a RIC and would be taken into account for purposes of the 4% excise tax. The Adviser will carefully monitor the Fund’s investments in the Subsidiary to ensure that no more than 25% of the Fund’s assets are invested in the Subsidiary to comply with the Fund’s asset diversification test as described in more detail in the SAI.

If the Fund did not qualify as a RIC for any taxable year and certain relief provisions were not available, the Fund’s taxable income would be subject to tax at the Fund level and to a further tax at the shareholder level when such income is distributed. In such event, in order to re-qualify for taxation as a RIC, the Fund might be required to recognize unrealized gains, pay substantial taxes and interest and make certain distributions. This would cause investors to incur higher tax liabilities than they otherwise would have incurred and would have a negative impact on Fund returns. In such event, the Board may determine to reorganize or close the Fund or materially change the Fund’s investment objective and strategies. In the event that the Fund fails to qualify as a RIC, the Fund will promptly notify shareholders of the implications of that failure.
•Valuation Risk. The Fund or the Subsidiary may hold securities or other assets that may be valued on the basis of factors other than readily available market quotations. This may occur because the asset or security does not trade on a centralized exchange, or in times of market turmoil or reduced liquidity. There are multiple methods that can be used to value a portfolio holding when market quotations are not readily available. The value established for any portfolio holding at a point in time might differ from what would be produced using a different methodology or if it had been priced using market quotations. Portfolio holdings that are valued using techniques other than market quotations, including “fair valued” assets or securities, may be subject to greater fluctuation in their valuations from one day to the next than if market quotations were used. In addition, there is no assurance that the Fund or the Subsidiary could sell or close out a portfolio position for the value established for it at any time, and it is possible that the Fund or the Subsidiary would incur a loss because a portfolio position is sold or closed out at a discount to the valuation established by the Fund or the Subsidiary at that time. The ability to value investments may be impacted by technological issues or errors by pricing services or other third-party service providers.
•Volatility Risk. The value of certain of the Fund’s investments, including commodities futures, is subject to market risk. Market risk is the risk that the value of the investments to which the Fund is exposed will fall, which could occur due to general market or economic conditions or other factors.
•Whipsaw Markets Risk. The Fund may be subject to the forces of “whipsaw” markets (as opposed to choppy or stable markets), in which significant price movements develop but then repeatedly reverse. “Whipsaw” describes a situation where a security’s price is moving in one direction but then quickly pivots to move in the opposite direction. Such market conditions could cause substantial losses to the Fund.
Performance
The performance information presented below provides some indication of the risks of investing in the Fund by showing the extent to which the Fund’s performance can change from year to year and over time. The bar chart below shows the Fund’s performance for the most recent calendar year ended December 31. The table illustrates how the Fund’s average annual returns for the 1-year and since inception periods compare with those of the S&P 500® Index, a broad-based securities market index intended to represent the overall domestic equity market. The Fund’s past performance, before and after taxes, does not necessarily indicate how it will perform in the future. Updated performance information is available on the Fund’s website at www.teucrium.com.
Calendar Year Total Return as of December 31
During the period shown in the bar chart, the best performance for a quarter was -6.17% (for the quarter ended December 31, 2025) and the worst performance was -17.69% (for the quarter ended September 30, 2025).

Average Annual Total Returns (for the Periods Ended December 31, 2025)
	1-Year	Since Inception (12/12/24)
Return Before Taxes	-37.91%	-37.94%
Return After Taxes on Distributions	-38.58%	-38.61%
Return After Taxes on Distributions and Sale of Fund Shares	-22.32%	-28.97%
S&P 500® TR Index (reflects no deductions for fees, expenses, or taxes)	17.88%	13.88%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates during the period covered by the table above and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Shares through tax-deferred arrangements such as an individual retirement account (“IRA”) or other tax-advantaged accounts. In certain cases, the figure representing “Return After Taxes on Distributions and Sale of Shares” may be higher than the other return figures for the same period. A higher after-tax return results when a capital loss occurs upon redemption and provides an assumed tax deduction that benefits the investor.

Investment Adviser:	Teucrium Investment Advisors, LLC
Portfolio Managers:	Springer Harris and Joran Haugens, each Portfolio Managers of the Adviser, have been portfolio managers of the Fund since its inception in December 2024. Chris Small, a Portfolio Manager of the Adviser, has been a portfolio manager of the Fund since July 2025.

For important information about the purchase and sale of Fund shares, tax information and financial intermediary compensation, please turn to “Purchase and Sale of Fund Shares, Taxes and Financial Intermediary Compensation” on page 93.

TEUCRIUM NO K-1 SUGAR ETF - FUND SUMMARY
Investment Objective
The Teucrium No K-1 Sugar ETF (the “No K-1 Sugar ETF” or the “Fund”) seeks investment results, before fees and expenses, that correspond to the price performance of sugar.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund (“Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below.

Shareholder Fees (fees paid directly from your investment)	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee[1]	1.49%
Distribution and/or Service (12b-1) Fees	0.00%
Other Expenses[2,3]	0.00%
Total Annual Fund Operating Expenses	1.49%
Less Fee Waiver[1]	-0.54%
Total Annual Fund Operating Expenses After Fee Waiver	0.95%
1 Teucrium Investment Advisors, LLC (the “Adviser”), the Fund’s investment adviser, has contractually agreed to reduce the Fund’s management fee from 1.49% to 0.95% of the Fund’s average daily net assets until at least April 30, 2027. This agreement may be terminated only by or with the consent of, the Fund’s Board of Trustees (the “Board”).
2     The Adviser also serves as the investment adviser to the Subsidiary (defined below) and provides the Subsidiary with the same type of management services, under essentially the same terms, as it provides the Fund. The Adviser has agreed to waive the management fee of 1.49% to be paid by the Subsidiary. This waiver will continue in effect until at least April 30, 2027. This waiver may be terminated only with the approval of the Subsidiary’s Board of Directors.
3 Estimated for the current fiscal year.
Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The Example does not take into account brokerage commissions that you may pay on your purchases and sales of Shares. The Example reflects the management fee reduction described in the table above for the first year only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	$97	3 Years	$435
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in the Total Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. The Fund’s portfolio turnover rate has been omitted because the Fund had not commenced investment operations prior to the date of this Prospectus.
Principal Investment Strategies
The Fund is an actively managed exchange-traded fund (“ETF”) that seeks to achieve its investment objective by investing primarily in sugar futures contracts (“Sugar Futures Contracts”), such as Sugar No. 11 futures contracts, that trade only on an exchange registered with the Commodity Futures Trading Commission (“CFTC”), and cash, cash-equivalents or high-quality securities that serve as collateral to the Fund’s investments in Sugar Futures Contracts (“Collateral Investments”). The Fund does not intend to take physical delivery of sugar associated with the Sugar Futures Contracts.
The Fund also may invest in “Other Investments,” which may include: (i) reverse repurchase agreement transactions; (ii) shares of other Sugar-linked exchange traded investment products (“Sugar-Linked ETPs”) not registered as investment companies under the Investment Company Act of 1940, as amended (the “1940 Act”), which may include affiliated Sugar-Linked ETPs such as Teucrium Sugar Fund (Ticker: CANE), the sponsor of which wholly owns and controls the Adviser; and (iii) swap agreement transactions that reference sugar, Sugar-Linked ETPs, Sugar Futures Contracts, or sugar-related indexes (such as the Bloomberg Sugar Subindex, S&P GSCI Sugar or Teucrium Sugar Fund Benchmark Index).
Unlike many other commodity-based exchange-traded products, the Fund will not issue its shareholders a Schedule K-1 for tax reporting purposes, which can increase the complexity of a shareholder’s tax reporting. Instead, the Fund is designed to be taxed as a conventional mutual fund and will issue a Form 1099 to its shareholders for tax reporting purposes. A consequence of the Fund’s tax status is that it generally is limited to obtaining its exposure to Sugar Futures Contracts through the Subsidiary, which is defined and described in the paragraphs that follow.
The Fund invests, under normal circumstances, at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in Sugar Futures Contracts and Other Investments that in the aggregate provide exposure to the price movements of sugar.
The Fund expects to invest in Sugar Futures Contracts primarily indirectly through a wholly-owned subsidiary organized under the laws of the Cayman Islands (the “Subsidiary”). To seek to achieve its investment objective, the Fund intends to typically enter into Sugar Futures Contracts as the “buyer.” The Fund intends to exit its futures contracts as they near expiration and replace them with new futures contracts with a later expiration date. This process is referred to as “rolling.” Futures holdings will not be rolled on a predetermined schedule. The Fund may invest in Sugar Futures Contracts of any expiration date traded on any CFTC-regulated commodity futures exchange, also known as a “designated contract market” (“DCM”). The Adviser may consider the following factors, among others, when determining the Fund’s investments in Sugar Futures Contracts and Other Investments: liquidity, regulatory requirements, risk mitigation measures, the Fund’s FCMs (as defined below), counterparties and market conditions.
The Fund’s investment in the Subsidiary is intended to provide the Fund with exposure to Sugar Futures Contracts, a type of commodities futures contract, within the limits of current federal income tax laws applicable to investment companies such as the Fund, which limit the ability of investment companies to invest directly in commodities futures and certain other investments that do not generate qualifying income for tax purposes. The Subsidiary, which is also managed by the Adviser, has the same investment objective as the Fund, but it may invest in commodities futures and similar investments, including certain Other Investments, to a greater extent than the Fund. Except as otherwise noted, for purposes of this Prospectus, references to the Fund’s investments include the Fund’s indirect investments through the Subsidiary. Because the Fund intends to elect to be treated as a regulated investment company (“RIC”) under the Internal Revenue Code of 1986, as amended (the “Code”), the size of the Fund’s investment in the Subsidiary generally will be limited to 25% of the Fund’s total assets, tested at the end of each fiscal quarter.
The Fund will generally hold its Sugar Futures Contracts during periods in which the price of sugar is flat or declining, as well as during periods in which the value of sugar is rising. The Adviser may determine to modify the extent of the Fund’s exposure to Sugar Futures Contracts in response to extreme market conditions, as determined in the sole discretion of the Adviser, and to avoid exceeding any position limits applicable to the Sugar Futures Contracts, established by the applicable DCM. These position limits may hinder the Fund’s ability to enter into the desired amount of Sugar Futures Contracts at times. Because of the anticipated size of the Fund’s Sugar Futures Contracts holdings relative to the size of the futures market, the Adviser does not anticipate that position limits will adversely affect the Fund’s ability to seek its target exposure until the Fund’s assets under management grow significantly. Any determination to modify the Fund’s exposure to Sugar Futures Contracts may cause the Fund to liquidate its Sugar Futures Contracts holdings at disadvantageous times or prices, potentially subjecting the Fund to substantial losses, and prevent the Fund from achieving its investment objective.
The Fund will also invest in Collateral Investments. The Collateral Investments may consist of: (i) U.S. Government securities, such as bills, notes and bonds issued by the U.S. Treasury; (ii) money market funds; and/or (iii) corporate debt securities, such as commercial paper and other short-term unsecured promissory notes issued by businesses that are rated investment grade or determined by the Adviser to be of comparable quality. Such Collateral Investments are designed to provide liquidity, serve as margin or otherwise collateralize the Fund’s investments in Sugar Futures Contracts and certain Other Investments.
The Fund is classified as a “non-diversified” investment company under the 1940 Act and, therefore, may invest a greater percentage of its assets in a particular issuer than a diversified fund. The Fund will not concentrate its investments (i.e., hold more than 25% of its total assets) in any industry or group of related industries. The Fund, however, will invest more than 25% of its total assets in investments that provide exposure to sugar.
Sugar Futures Contracts
Futures contracts are agreements between two parties that are executed on a DCM, i.e., a commodity futures exchange, and that are cleared and margined through a derivatives clearing organization (“DCO”), i.e., a clearing house. One party agrees to buy a commodity such as sugar from the other party at a later date at a price and quantity agreed upon when the contract is made. Such contracts may be referred to as “non-spot” futures contracts to differentiate from spot contracts, in which the purchase of the commodity occurs immediately. Such contracts may be referred to as “non-spot” futures contracts to differentiate from spot contracts, in which the purchase of the commodity occurs immediately. In market terminology, a party who purchases a futures contract is long in the market and a party who sells a futures contract is short in the market. The contractual obligations of a buyer or seller may generally be satisfied by taking or making physical delivery of the underlying commodity or by making an offsetting sale or purchase of an identical futures contract on the same or linked exchange before the designated date of delivery. The difference between the price at which the futures contract is purchased or sold and the price paid for the offsetting sale or purchase, after allowance for brokerage commissions, constitutes the profit or loss to the trader.
Futures contracts with a longer term to expiration may be priced higher than futures contracts with a shorter term to expiration, a relationship called “contango”. When rolling futures contracts that are in contango the Fund will close its long position by selling the shorter term contract at a relatively lower price and buying a longer-dated contract at a relatively higher price. The presence of contango will adversely affect the performance of the Fund, and could result in a negative yield for the Fund. Conversely, futures contracts with a longer term to expiration may be priced lower than futures contracts with a shorter term to expiration, a relationship called “backwardation”. When rolling long futures contracts that are in backwardation, the Fund will close its long position by selling the shorter term contract at a relatively higher price and buying a longer-dated contract at a relatively lower price. The presence of backwardation may positively affect the performance of the Fund.
If circumstances arise where market prices for Sugar Futures Contracts are not readily available, the Fund will fair value its Sugar Futures Contracts in accordance with its pricing and valuation policy and procedures for fair value determinations. Pursuant to those policies and procedures, the Adviser would consider various factors, such as pricing history; market levels prior to price limits or halts; supply, demand, and open interest in Sugar Futures Contracts; and comparison to other major commodity futures. The Adviser would document its proposed pricing and methodology, detailing the factors that entered into the valuation.
Sugar
Sugarcane accounts for nearly 79% of the world’s sugar production, while sugar beets account for the remainder of the world’s sugar production. Sugar manufacturers use sugar beets and sugarcane as the raw material from which refined sugar (sucrose) for industrial and consumer use is produced. Sugar is produced in various forms, including granulated, powdered, liquid, brown, and molasses. The food industry (in particular, producers of baked goods, beverages, cereal, confections, and dairy products) uses sugar and sugarcane molasses to make sugar-containing food products. Sugar beet pulp and molasses products are used as animal feed ingredients. Ethanol is an important by-product of sugarcane processing. Additionally, the material that is left over after sugarcane is processed is used to manufacture paper, cardboard, and “environmentally friendly” eating utensils.
As a general matter, the occurrence of a severe weather event, natural disaster, terrorist attack, geopolitical events, outbreak, or public health emergency as declared by the World Health Organization, the continuation or expansion of war or other hostilities, or a prolonged government shutdown may have significant adverse effects on the Fund and its investments and alter current assumptions and expectations. The price per pound of sugar in the United States is primarily a function of both U.S. and global production and demand as well as expansive protectionist policies implemented by the U.S. Government. Given all of the above factors, the Adviser has no ability to discern when current high levels of volatility will subside.
Other Investments
In order to help the Fund meet its investment objective by maintaining the desired level of exposure to sugar, maintain its tax status as a RIC on days in and around quarter-end, help the Fund maintain its desired exposure to Sugar Futures Contracts when it is approaching or has exceeded position limits or accountability levels, or because of liquidity or other constraints, the Fund may invest in the following:
Reverse Repurchase Agreements
The Fund may invest in reverse repurchase agreements which are a form of borrowing in which the Fund sells portfolio securities to financial institutions and agrees to repurchase them at a mutually agreed-upon date and price that is higher than the original sale price, and use the proceeds for investment purchases.
As a result of the Fund repurchasing the securities at a higher price, the Fund will lose money by engaging in reverse repurchase agreement transactions.
As noted above, because the Fund intends to qualify for treatment as a RIC under the Code, the size of the Fund’s investment in the Subsidiary will not exceed 25% of the Fund’s total assets at or around each quarter end of the Fund’s fiscal year (the “Asset Diversification Test”). At other times of the year, the Fund’s investments in the Subsidiary will significantly exceed 25% of the Fund’s total (or gross) assets.
When the Fund seeks to reduce its total assets exposure to the Subsidiary, it may use the short-term Treasury Bills it owns (and purchase additional Treasury Bills as needed) to transact in reverse repurchase agreement transactions, which are ostensibly loans to the Fund. Those loans will increase the gross assets of the Fund, which the Adviser expects will allow the Fund to meet the Asset Diversification Test. When the Fund enters into a reverse repurchase agreement, it will either (i) be consistent with Section 18 of the 1940 Act and maintain asset coverage of at least 300% of the value of the reverse repurchase agreement; or (ii) treat the reverse repurchase agreement transactions as derivative transactions for purposes of Rule 18f-4 under the 1940 Act (“Rule 18f-4”), including as applicable, the value-at-risk based limit on leverage risk.

Sugar-Linked ETPs
The Fund may invest in shares of Sugar-Linked ETPs, which are exchange-traded investment products not registered under the 1940 Act that seek to match the daily changes in the price of sugar for future delivery, and trade intra-day on a national securities exchange. Sugar-Linked ETPs are passively managed and do not pursue active management investment strategies, and their sponsors do not actively manage the exposure to sugar held by the ETP. This means that the sponsor of the ETP does not sell sugar futures contracts at times when its price is high or acquire sugar futures contracts at low prices in the expectation of future price increases.
Swaps that reference sugar, Sugar-Linked ETPs, Sugar Futures Contracts, or sugar-related indexes
The Fund may invest in cash-settled swap agreements referencing sugar, Sugar-Linked ETPs, Sugar Futures Contracts or sugar-related indexes. Swap contracts are transactions entered into primarily with major global financial institutions for a specified period ranging from a day to more than one year. In a swap transaction, the Fund and a counterparty will agree to exchange or “swap” payments based on the change in value of an underlying asset or benchmark. For example, the two parties may agree to exchange the return (or differentials in rates of returns) earned or realized on a particular investment or instrument. In the case of the Fund, the reference asset can be shares of sugar, shares of Sugar-Linked ETPs, Sugar Futures Contracts, or sugar-related indexes.
Principal Investment Risks
The principal risks of investing in the Fund are summarized below. The principal risks are presented in alphabetical order to facilitate finding particular risks and comparing them with the risks of other funds. Each risk summarized below is considered a “principal risk” of investing in the Fund, regardless of the order in which it appears. As with any investment, there is a risk that you could lose all or a portion of your investment in the Fund. Some or all of these risks may adversely affect the Fund’s net asset value (“NAV”), trading price, yield, total return and/or ability to meet its investment objective. The following risks could affect the value of your investment in the Fund:
•Active Management Risk. The Fund is actively managed and may not meet its investment objective based on the Adviser’s success or failure to implement strategies for the Fund. The Fund invests in complex instruments (each described below), including futures contracts. Such instruments may create enhanced risks for the Fund and the Adviser’s ability to control the Fund’s level of risk will depend on the Adviser’s skill in managing such instruments. In addition, the Adviser’s evaluations and assumptions regarding investments, interest rates, inflation, and other factors may not successfully achieve the Fund’s investment objective given actual market conditions.
•Agricultural Commodities Risk. The price and availability of agricultural commodities is influenced by economic and industry conditions, including but not limited to supply and demand factors such as: crop disease; weed control; water and fertilizer availability; various planting, growing, or harvesting problems; severe weather conditions such as drought, floods, heavy rains, frost, or natural disasters that are difficult to anticipate and that cannot be controlled. The U.S. prices of agricultural commodities may be subject to risks relating to the demand and distribution of such commodities in foreign countries, such as: uncontrolled fires (including arson); challenges in doing business with foreign companies; legal and regulatory restrictions; transportation costs; interruptions in energy supply; currency exchange rate fluctuations; and political and economic instability. Additionally, demand for agricultural commodities is affected by changes in consumer tastes, national, regional and local economic conditions, and demographic trends.
Agricultural commodity production is subject to United States and foreign policies and regulations that materially affect operations. Governmental policies affecting the agricultural industry, such as taxes, tariffs, duties, subsidies, incentives, acreage control, and import and export restrictions on agricultural commodities and commodity products, can influence the planting of certain crops, the location and size of crop production, the volume and types of imports and exports, and industry profitability. Additionally, commodity production is affected by laws and regulations relating to, but not limited to, the sourcing, transporting, storing and processing of agricultural raw materials as well as the transporting, storing and distributing of related agricultural products. Agricultural commodity producers also may need to comply with various environmental laws and regulations, such as those regulating the use of certain pesticides, and local laws that regulate the production of genetically modified crops. In addition, international trade disputes can adversely affect agricultural commodity trade flows by limiting or disrupting trade between countries or regions.
Seasonal fluctuations in the price of agricultural commodities may cause risk to an investor because of the possibility that Share prices will be depressed because of the relevant harvest cycles. In the futures market, fluctuations are typically reflected in contracts expiring in the harvest season (i.e., in the case of sugar, contracts expiring during the spring and early summer are typically priced lowest). Thus, seasonal fluctuations could result in an investor incurring losses upon the sale of Shares, particularly if the investor needs to sell Shares when a Sugar Futures Contract is, in whole or part, expiring in the harvest season for the specified commodity.
◦Risks Specific to Sugar. The spread of consumerism and the rising affluence of emerging nations such as China and India have created increased demand for sugar. An influx of people in developing countries moving from rural to urban areas may create more disposable income to be spent on sugar products and might also reduce sugar production in rural areas on account of worker shortages, all of which could result in upward pressure on sugar prices. In addition, global demand for sugar to produce ethanol has also been a significant factor affecting the price of sugar. On the other hand, public health concerns regarding obesity, heart disease and diabetes, particularly in developed countries, may reduce demand for sugar. In light of the time it takes to grow sugarcane and sugar beets and the cost of new facilities for processing these crops, it may not be possible to increase supply quickly or in a cost-effective manner in response to an increase in demand.
•Cash Transaction Risk. The Fund expects to effect all of its creations and redemptions for cash, rather than in-kind securities. The Fund may be required to sell or unwind portfolio investments to obtain the cash needed to distribute redemption proceeds. This may cause the Fund to recognize a capital gain that it might not have recognized if it had made a redemption in kind. As a result, the Fund may pay out higher annual capital gain distributions than if the in-kind redemption process was used. The use of cash creations and redemptions may also cause the Fund’s shares to trade in the market at wider bid-ask spreads or greater premiums or discounts to the Fund’s NAV. Further, effecting purchases and redemptions primarily in cash may cause the Fund to incur certain costs, such as portfolio transaction costs. These costs can decrease the Fund’s NAV if not offset by an authorized participant transaction fee.
•Clearing Broker Risk. The failure or bankruptcy of the Fund’s and the Subsidiary’s clearing broker could result in a substantial loss of Fund assets. Under current CFTC regulations, a clearing broker maintains customers’ assets in a bulk segregated account. If a clearing broker fails to do so or is unable to satisfy a substantial deficit in a customer account, its other customers may be subject to risk of loss of their funds in the event of that clearing broker’s bankruptcy. In that event, the clearing broker’s customers, such as the Fund and the Subsidiary, are entitled to recover, even in respect of property specifically traceable to them, only a proportional share of all property available for distribution to all of that clearing broker’s customers.
•Collateral Securities Risk. Collateral may include obligations issued or guaranteed by the U.S. government and its agencies and instrumentalities, including bills, notes, and bonds issued by the U.S. Treasury, as well as money market funds and corporate debt securities, such as commercial paper. Some securities issued or guaranteed by federal agencies and U.S. government-sponsored instrumentalities may not be backed by the full faith and credit of the United States, in which case the investor must look principally to the agency or instrumentality issuing or guaranteeing the security for ultimate repayment, and may not be able to assert a claim against the United States itself in the event that the agency or instrumentality does not meet its commitment. The U.S. government and its agencies and instrumentalities do not guarantee the market value of their securities, and consequently, the value of such securities may fluctuate. Although the Fund may hold securities that carry U.S. government guarantees, these guarantees do not extend to shares of the Fund. The Fund’s investments in U.S. government securities will change in value in response to interest rate changes and other factors, such as the perception of an issuer’s creditworthiness. Money market funds are subject to management fees and other expenses. Therefore, investments in money market funds will cause the Fund to bear indirectly a proportional share of the fees and costs of the money market funds in which it invests. At the same time, the Fund will continue to pay its own management fees and expenses with respect to all of its assets, including any portion invested in the shares of the money market fund. It is possible to lose money by investing in money market funds. Corporate debt securities such as commercial paper generally are short-term unsecured promissory notes issued by businesses. Corporate debt may be rated investment-grade or below investment-grade and may carry variable or floating rates of interest. Corporate debt securities carry both credit risk and interest rate risk. Credit risk is the risk that the Fund could lose money if the issuer of a corporate debt security is unable to pay interest or repay principal when it is due. Interest rate risk is the risk that interest rates rise and fall over time. For example, the value of fixed-income securities generally decrease when interest rates rise, which may cause the Fund’s value to decrease. Also, investments in fixed-income securities with longer maturities fluctuate more in response to interest rate changes. Some corporate debt securities that are rated below investment-grade generally are considered speculative because they present a greater risk of loss, including default, than higher quality debt securities.
•Commodity-Linked Derivatives Tax Risk. As a RIC, the Fund must derive at least 90% of its gross income each taxable year from certain qualifying sources of income under the Code. The income of the Fund from certain commodity-linked derivatives may be treated as non-qualifying income for purposes of the Fund’s qualification as a RIC, in which case, the Fund might fail to qualify as a RIC and be subject to federal income tax at the Fund level. To the extent the Fund invests directly in commodity-linked derivatives, the Fund will seek to restrict its income from such instruments that do not generate qualifying income to a maximum of 10% of its gross income (when combined with its other investments that produce non-qualifying income) to comply with the qualifying income test necessary for the Fund to qualify as a RIC under Subchapter M of the Code. However, the Fund may generate more non-qualifying income than anticipated, may not be able to generate qualifying income in a particular taxable year at levels sufficient to meet the qualifying income test, or may not be able to accurately predict the non-qualifying income from these investments.
The extent to which the Fund invests in commodity-linked derivatives may be limited by the qualifying income and asset diversification tests, which the Fund must continue to satisfy to maintain its status as a RIC. If the Fund does not qualify as a RIC for any taxable year and certain relief provisions are not available, the Fund’s taxable income would be subject to tax at the Fund level and to a further tax at the shareholder level when such income is distributed. Failure to comply with the requirements for qualification as a RIC could have significant negative tax consequences to Fund shareholders. Under certain circumstances, the

Fund may be able to cure a failure to meet the qualifying income requirement, but in order to do so the Fund may incur significant Fund-level taxes, which would effectively reduce (and could eliminate) the Fund’s returns. The tax treatment of certain commodity-linked derivatives may be affected by future regulatory or legislative changes that could affect the character, timing and/or amount of the Fund’s taxable income or gains and distributions.
•Commodity Pool Regulatory Risk. The Fund’s investment exposure to commodities futures will cause it to be deemed to be a commodity pool, thereby subjecting the Fund to regulation under the Commodity Exchange Act (“CEA”) and CFTC rules. The Adviser is registered as a Commodity Trading Advisor (“CTA”) and a Commodity Pool Operator (“CPO”), and the Fund will be operated in accordance with applicable CFTC rules, as well as the regulatory scheme applicable to registered investment companies. Registration as a CPO imposes additional compliance obligations on the Adviser and the Fund related to additional laws, regulations, and enforcement policies, which could increase compliance costs and may affect the operations and financial performance of the Fund.
•Counterparty Risk. Investing in derivatives involves entering into contracts with third parties (i.e., counterparties). The use of derivatives involves risks that are different from those associated with ordinary portfolio securities transactions. The Fund will be subject to credit risk (i.e., the risk that a counterparty is or is perceived to be unwilling or unable to make timely payments or otherwise meet its contractual obligations) with respect to the amount it expects to receive from counterparties to derivatives entered into by the Fund. If a counterparty becomes bankrupt or fails to perform its obligations, or if any collateral posted by the counterparty for the benefit of the Fund is insufficient or there are delays in the Fund’s ability to access such collateral, the value of an investment in the Fund may decline. The counterparty to a listed futures contract is the derivatives clearing organization for the listed future. The listed future is held through a futures commission merchant (“FCM”) acting on behalf of the Fund. Consequently, the counterparty risk on a listed futures contract is the creditworthiness of the FCM and the exchange’s clearing corporation.
•Cybersecurity Risk. Cybersecurity incidents may allow an unauthorized party to gain access to Fund assets or proprietary information, or cause the Fund, the Adviser, and/or other service providers (including custodians and financial intermediaries) to suffer data breaches or data corruption. Additionally, cybersecurity failures or breaches of the electronic systems of the Fund, the Adviser, the Fund’s other service providers, market makers, Authorized Participants (“APs”), the Fund’s primary listing exchange, or the issuers of securities in which the Fund invests have the ability to disrupt and negatively affect the Fund’s business operations, including the ability to purchase and sell Shares, potentially resulting in financial losses to the Fund and its shareholders.
•Derivatives Risk. The Fund’s derivative investments have risks, including the imperfect correlation between the value of such instruments and the underlying assets or index; the loss of principal, including the potential loss of amounts greater than the initial amount invested in the derivative instrument; and illiquidity of the derivative investments. The derivatives used by the Fund may give rise to a form of leverage. Leverage magnifies the potential for gain and may result in greater losses, which in some cases may cause the Fund to liquidate other portfolio investments at inopportune times (e.g., at a loss to comply with limits on leverage imposed by the 1940 Act or when the Adviser otherwise would have preferred to hold the investment) or to meet redemption requests. Certain of the Fund’s transactions in derivatives could also affect the amount, timing, and character of distributions to shareholders, which may result in the Fund realizing more short-term capital gain and ordinary income subject to tax at ordinary income tax rates than it would if it did not engage in such transactions, which may adversely impact the Fund’s after-tax returns. To the extent the Fund invests in such derivative instruments, the value of the Fund’s portfolio is likely to experience greater volatility over short-term periods.
◦Futures Contracts Risk. The successful use of futures contracts draws upon the Adviser’s skill and experience with respect to such instruments and is subject to special risk considerations. The primary risks associated with the use of futures contracts, which may adversely affect the Fund’s NAV and total return, are: (a) the imperfect correlation between the change in market value of the futures contract and the price of commodity; (b) possible lack of a liquid secondary market for a futures contract and the resulting inability to close a futures contract when desired; (c) losses caused by unanticipated market movements, which are potentially unlimited; (d) the Adviser’s inability to predict correctly the direction of securities prices, interest rates, currency exchange rates and other economic factors; (e) the possibility that the counterparty will default in the performance of its obligations; and (f) if the Fund has insufficient cash, it may have to sell investments from its portfolio to meet daily variation margin requirements, and the Fund may have to sell investments at a time when it may be disadvantageous to do so.
◦Cost of Futures Investment Risk. When a commodities futures contract is nearing expiration, the Fund will generally sell it and use the proceeds to buy a commodities futures contract with a later expiration date. This practice is commonly referred to as “rolling.” The costs associated with rolling commodities futures contract typically are substantially higher than the costs associated with other futures contracts and may have a significant adverse impact on the performance of the Fund. In addition, the presence of contango in certain futures contracts at the time of rolling would be expected to adversely affect the Fund. Similarly, the presence of backwardation in certain futures contracts at the time of rolling such contracts would be expected to positively affect the Fund. The futures contracts markets have experienced, and are likely to experience again in the future, extended periods in which contango or backwardation have affected various types of futures contracts. These extended periods have caused in the past, and may cause in the future, significant losses.

◦Swap Agreements Risk. Swap agreements are contracts among the Fund and a counterparty to exchange the return of the pre-determined underlying investment (such as the rate of return of the underlying commodity). Swap agreements may be negotiated bilaterally and traded over-the-counter (“OTC”) between two parties or, for certain standardized swaps, must be exchange-traded through an FCM and/or cleared through a clearinghouse that serves as a central counterparty. Swap agreements may be subject to fees and expenses, and by investing in swaps indirectly through the Fund, a shareholder will bear the expenses of such derivatives in addition to expenses of the Fund. Risks associated with the use of swap agreements are different from those associated with ordinary portfolio securities transactions, due in part to the fact they could be considered illiquid and many swaps trade on the OTC market. Swaps are particularly subject to counterparty credit, correlation, valuation, liquidity and leveraging risks. While exchange trading and central clearing are intended to reduce counterparty credit risk and increase liquidity, they do not make swap transactions risk-free. Additionally, applicable regulators have adopted rules imposing certain margin requirements, including minimums, on OTC swaps, which may result in the Fund and its counterparties posting higher margin amounts for OTC swaps, which could increase the cost of swap transactions to the Fund and impose added operational complexity.
•Early Close/Trading Halt Risk. An exchange or market may close or issue trading halts on specific investments, or the ability to buy or sell certain securities or financial instruments may be restricted, which may result in the Fund being unable to buy or sell certain securities or financial instruments. In such circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments, and/or may incur substantial trading losses.
•ETF Risks. The Fund is an ETF and, as a result of its structure, is exposed to the following risks:
◦Authorized Participants, Market Makers, and Liquidity Providers Concentration Risk. The Fund has a limited number of financial institutions that may act as APs. In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. Shares may trade at a material discount to NAV and possibly face delisting if either: (i) APs exit the business or otherwise become unable to process creation and/or redemption orders and no other APs step forward to perform these services, or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.
◦Costs of Buying or Selling Shares Risk. Due to the costs of buying or selling Shares, including brokerage commissions imposed by brokers and bid/ask spreads, frequent trading of Shares may significantly reduce investment results and an investment in Shares may not be advisable for investors who anticipate regularly making small investments.
◦Shares May Trade at Prices Other Than NAV Risk. As with all ETFs, Shares may be bought and sold in the secondary market at market prices. Although it is expected that the market price of Shares will approximate the Fund’s NAV, there may be times when the market price of Shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount) due to supply and demand of Shares or during periods of market volatility. This risk is heightened in times of market volatility, periods of steep market declines, and periods when there is limited trading activity for Shares in the secondary market, in which case such premiums or discounts may be significant.
◦Trading Risk. Although Shares are listed for trading on the NYSE Arca, Inc. (the “Exchange”) and may be traded on U.S. exchanges other than the Exchange, there can be no assurance that Shares will trade with any volume, or at all, on any stock exchange. In stressed market conditions, the liquidity of Shares may begin to mirror the liquidity of the Fund’s underlying portfolio holdings, which can be significantly less liquid than the Shares.
•Exchange-Traded Products Risk. The risks of owning interests of an ETP generally reflect the same risks as owning the underlying securities or other instruments that the ETP is designed to track. The shares of certain ETPs may trade at a premium or discount to their intrinsic value (i.e., the market value may differ from the net asset value of an ETP’s shares). For example, supply and demand for shares of an ETF or market disruptions may cause the market price of the ETP to deviate from the value of the ETP’s investments, which may be emphasized in less liquid markets. By investing in an ETP, the Fund indirectly bears the proportionate share of any fees and expenses of the ETP in addition to the fees and expenses that the Fund and its shareholders directly bear in connection with the Fund's operations. Because the ETPs have a significant portion of their assets exposed directly or indirectly to commodities or commodity-linked securities, developments affecting commodities may have a disproportionate impact on such ETPs and may subject the ETPs to greater volatility than investments in traditional securities.
•High Portfolio Turnover Risk. The Fund, through the Subsidiary, may frequently buy and sell futures contracts and other assets as part of the Fund’s strategy to obtain exposure to agricultural commodities. Higher portfolio turnover may result in the Fund paying higher levels of transaction costs and generating greater tax liabilities for shareholders. Portfolio turnover risk may cause the Fund’s performance to be less than you expect.
•Investment Capacity Risk. If the Fund’s ability to obtain exposure to commodities futures consistent with its investment objective is disrupted for any reason, including limited liquidity in the commodities futures market, a disruption to the commodities futures, or as a result of margin requirements or position limits imposed by the Fund’s FCMs, the DCM, or the CFTC on the Fund or the Adviser, the Fund would not be able to achieve its investment objective and may experience significant losses. FCMs act as the intermediaries between customers and exchanges facilitating transactions in commodity derivatives. DCMs are the exchanges on which these transactions occur.
•Liquidity Risk. Liquidity risk exists when particular investments are difficult to purchase or sell. This can reduce the Fund's returns because the Fund may be unable to transact at advantageous times or prices.
•Market Risk. The trading prices of securities and other instruments fluctuate in response to a variety of factors. These factors include events impacting the entire market or specific market segments, such as political, market and economic developments, as well as events that impact specific issuers. The Fund’s NAV and market price, like security and commodity prices generally, may fluctuate significantly in response to these and other factors. As a result, an investor could lose money over short or long periods of time. In addition, government actions or interventions (including, but not limited, to the threat or imposition of tariffs, trade restrictions, currency restrictions or similar actions) as well as developments related to economic, political (including geopolitical), social, public health, market, extreme weather, natural or man-made disasters, or other conditions or events have in the past and may in the future result in volatility in financial markets and reduced liquidity in equity, credit, and/or debt markets, which could adversely impact the Fund and its investments and their value and performance. These developments as well as other events could result in further market volatility and negatively affect financial asset prices, the liquidity of certain securities and the normal operations of securities exchanges and other markets.
•New Fund Risk. The Fund is a recently organized investment company with no operating history. As a result, prospective investors have no track record or history on which to base their investment decision.
•Non-Diversification Risk. Because the Fund is “non-diversified,” it may invest a greater percentage of its assets in the securities of a single issuer or a lesser number of issuers than if it was a diversified fund. As a result, the Fund may be more exposed to the risks associated with and developments affecting an individual issuer or a lesser number of issuers than a fund that invests more widely. This may increase the Fund’s volatility and cause the performance of a relatively small number of issuers to have a greater impact on the Fund’s performance.
•Reverse Repurchase Agreements Risk. A reverse repurchase agreement is the sale by the Fund of a debt obligation to a party for a specified price, with the simultaneous agreement by the Fund to repurchase that debt obligation from that party on a future date at an agreed-upon price. Similar to borrowing, reverse repurchase agreements provide the Fund with cash for investment purposes, which creates leverage and subjects the Fund to the risks of leverage. Reverse repurchase agreements also involve the risk that the other party may fail to return the securities in a timely manner or at all. The Fund could lose money if it is unable to recover the securities and the value of collateral held by the Fund, including the value of the investments made with cash collateral, is less than the value of the securities.
•Subsidiary Investment Risk. By investing in the Subsidiary, the Fund is indirectly exposed to the risks associated with the Subsidiary’s investments. The derivatives and other investments held by the Subsidiary are generally similar to those that are permitted to be held by the Fund and are subject to the same risks that apply to similar investments if held directly by the Fund. The Subsidiary is not registered under the 1940 Act, and, unless otherwise noted in this Prospectus, is not subject to all the investor protections of the 1940 Act. Changes in the laws of the United States and/or the Cayman Islands could result in the inability of the Fund and/or the Subsidiary to continue to operate as it does currently and could adversely affect the Fund. For example, the Cayman Islands does not currently impose any income, corporate or capital gains tax or withholding tax on the Subsidiary. If Cayman Islands law changes such that the Subsidiary must pay Cayman Islands taxes, Fund shareholders would likely suffer decreased investment returns.
•Tax Risk. The Fund may gain most of its exposure to the commodities markets through its investment in the Subsidiary, which may invest directly in commodity-linked derivative instruments, including commodities futures and reverse repurchase agreements. In order for the Fund to qualify as a RIC under Subchapter M of the Code, the Fund must, among other requirements, derive at least 90% of its gross income for each taxable year from sources generating “qualifying income” for purposes of the “qualifying income test,” which is described in more detail in the section titled “Federal Income Taxes” in the SAI. The Fund’s investment in the Subsidiary is expected to provide the Fund with exposure to the commodities markets within the limitations of the federal tax requirements of Subchapter M of the Code for qualification as a RIC. The “Subpart F” income (defined in Section 951 of the Code to include passive income, including from commodity-linked derivatives) of the Fund attributable to its investment in the Subsidiary is “qualifying income” to the Fund to the extent that such income is derived with respect to the Fund’s business of investing in stock, securities or currencies. The Fund expects its “Subpart F” income attributable to its investment in the Subsidiary to be derived with respect to the Fund’s business of investing in stock, securities or currencies and accordingly expects its “Subpart F” income attributable to its investment in the Subsidiary to be treated as “qualifying income.” The Fund generally will be required to include in its own taxable income the “Subpart F” income of the Subsidiary for a tax year, regardless of whether the Fund receives a distribution of the Subsidiary’s income in that tax year, and this income would nevertheless be subject to the distribution requirement for qualification as a RIC and would be taken into account for purposes of the 4% excise tax. The Adviser will carefully monitor the Fund’s investments in the Subsidiary to ensure that no more than 25% of the Fund’s assets are invested in the Subsidiary to comply with the Fund’s asset diversification test as described in more detail in the SAI.

If the Fund did not qualify as a RIC for any taxable year and certain relief provisions were not available, the Fund’s taxable income would be subject to tax at the Fund level and to a further tax at the shareholder level when such income is distributed. In such event, in order to re-qualify for taxation as a RIC, the Fund might be required to recognize unrealized gains, pay substantial taxes and interest and make certain distributions. This would cause investors to incur higher tax liabilities than they otherwise would have incurred and would have a negative impact on Fund returns. In such event, the Board may determine to reorganize or close the Fund or materially change the Fund’s investment objective and strategies. In the event that the Fund fails to qualify as a RIC, the Fund will promptly notify shareholders of the implications of that failure.
•Valuation Risk. The Fund or the Subsidiary may hold securities or other assets that may be valued on the basis of factors other than readily available market quotations. This may occur because the asset or security does not trade on a centralized exchange, or in times of market turmoil or reduced liquidity. There are multiple methods that can be used to value a portfolio holding when market quotations are not readily available. The value established for any portfolio holding at a point in time might differ from what would be produced using a different methodology or if it had been priced using market quotations. Portfolio holdings that are valued using techniques other than market quotations, including “fair valued” assets or securities, may be subject to greater fluctuation in their valuations from one day to the next than if market quotations were used. In addition, there is no assurance that the Fund or the Subsidiary could sell or close out a portfolio position for the value established for it at any time, and it is possible that the Fund or the Subsidiary would incur a loss because a portfolio position is sold or closed out at a discount to the valuation established by the Fund or the Subsidiary at that time. The ability to value investments may be impacted by technological issues or errors by pricing services or other third-party service providers.
•Volatility Risk. The value of certain of the Fund’s investments, including commodities futures, is subject to market risk. Market risk is the risk that the value of the investments to which the Fund is exposed will fall, which could occur due to general market or economic conditions or other factors.
•Whipsaw Markets Risk. The Fund may be subject to the forces of “whipsaw” markets (as opposed to choppy or stable markets), in which significant price movements develop but then repeatedly reverse. “Whipsaw” describes a situation where a security’s price is moving in one direction but then quickly pivots to move in the opposite direction. Such market conditions could cause substantial losses to the Fund.
Performance
The Fund had not commenced investment operations prior to the date of this Prospectus and therefore does not have a performance history for a full calendar year. In the future, performance information for the Fund will be presented in this section. Updated performance information is available on the Fund’s website at www.teucrium.com.

Investment Adviser:	Teucrium Investment Advisors, LLC
Portfolio Managers:	Springer Harris and Joran Haugens, each Portfolio Managers of the Adviser, have been portfolio managers of the Fund since its inception. Chris Small, a Portfolio Manager of the Adviser, has been a portfolio manager of the Fund since July 2025.

For important information about the purchase and sale of Fund shares, tax information and financial intermediary compensation, please turn to “Purchase and Sale of Fund Shares, Taxes and Financial Intermediary Compensation” on page 93.

TEUCRIUM 2X DAILY SUGAR ETF - FUND SUMMARY
Important Information About the Fund
Teucrium 2x Daily Sugar ETF (“2x Daily Sugar ETF” or the “Fund”) seeks daily investment results, before fees and expenses, that correspond to two times (2x) the price of sugar for future delivery for a single day, not for any other period. A “single day” is measured from the time the Fund calculates its net asset value (“NAV”) to the time of the Fund’s next NAV calculation. The NAV calculation time for the Fund typically is 4:00 p.m. Eastern Time. The return of the Fund for periods longer than a single day will be the result of its return for each day compounded over the period. The Fund’s returns for periods longer than a single day will very likely differ in amount, and possibly even direction, from the Fund’s stated multiple (2x) times the return of daily changes in the price of sugar for future delivery for the same period. For periods longer than a single day, the Fund will lose money if sugar’s performance is flat, and it is possible that the Fund will lose money even if the price of sugar for future delivery increases. Longer holding periods, higher volatility in the price of sugar for future delivery, and greater leveraged exposure each exacerbate the impact of compounding on an investor’s returns. During periods of higher sugar volatility, the volatility of sugar may affect the Fund’s return as much as or more than the return of the price of sugar for future delivery.
The Fund presents different risks than other types of funds. The Fund uses leverage and is riskier than similarly benchmarked funds that do not use leverage. The Fund may not be suitable for all investors and should be used only by knowledgeable investors who understand the consequences of seeking daily leveraged (2x) investment results, including the impact of compounding on Fund performance. The Fund is intended to be used as a short-term trading vehicle. Investors in the Fund should actively manage and monitor their investments, as frequently as daily. The Fund is not intended to be used by, and is not appropriate for, investors who do not actively monitor and manage their portfolio. An investor in the Fund could potentially lose the full principal value of their investment within a single day. The Fund does not intend to take physical delivery of the sugar associated with the Sugar Futures Contracts (defined below) in which it invests. Instead, the Fund seeks to benefit from increases in the price of Sugar Futures Contracts for a single day.
Investment Objective
The 2x Daily Sugar ETF seeks daily investment results, before fees and expenses, that correspond to two times (2x) the daily price performance of sugar. The Fund does not seek to achieve its stated investment objective over a period of time greater than a single day.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund (“Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below.

Shareholder Fees (fees paid directly from your investment)	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee[1]	1.49%
Distribution and/or Service (12b-1) Fees	0.00%
Other Expenses[2,3]	0.00%
Total Annual Fund Operating Expenses	1.49%
Less Fee Waiver[1]	-0.54%
Total Annual Fund Operating Expenses After Fee Waiver	0.95%
1 Teucrium Investment Advisors, LLC (the “Adviser”), the Fund’s investment adviser, has contractually agreed to reduce the Fund’s management fee from 1.49% to 0.95% of the Fund’s average daily net assets until at least April 30, 2027. This agreement may be terminated only by or with the consent of, the Fund’s Board of Trustees (the “Board”).
2     The Adviser also serves as the investment adviser to the Subsidiary (defined below) and provides the Subsidiary with the same type of management services, under essentially the same terms, as it provides the Fund. The Adviser has agreed to waive the management fee of 1.49% to be paid by the Subsidiary. This waiver will continue in effect until at least April 30, 2027. This waiver may be terminated only with the approval of the Subsidiary’s Board of Directors.
3 Estimated for the current fiscal year.
Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The Example does not take into account brokerage commissions that you may pay on your purchases and sales of Shares. The Example reflects the management fee reduction described in the table above for the first year only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	$97	3 Years	$435
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in the Total Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. The Fund’s portfolio turnover rate has been omitted because the Fund had not commenced investment operations prior to the date of this Prospectus.
Principal Investment Strategies
The Fund is an actively managed exchange-traded fund (“ETF”) that seeks to achieve its investment objective primarily through managed exposure to sugar futures contracts (“Sugar Futures Contracts”), such as Sugar No. 11 futures contracts, that trade only on an exchange registered with the Commodity Futures Trading Commission (“CFTC”), and cash, cash-equivalents or high-quality securities that serve as collateral to the Fund’s investments in Sugar Futures Contracts (“Collateral Investments”). In this manner, the Fund seeks to provide daily leveraged exposure to the price of sugar to seek returns equal to 200% of the daily price performance of sugar. The Fund does not intend to take physical delivery of sugar associated with the Sugar Futures Contracts. Instead, the Fund seeks to benefit from increases in the price of Sugar Futures Contracts for a single day.
The Fund also may invest in “Other Investments,” which may include: (i) reverse repurchase agreement transactions; (ii) shares of other Sugar-linked exchange traded investment products (“Sugar-Linked ETPs”) not registered as investment companies under the Investment Company Act of 1940, as amended (the “1940 Act”), which may include affiliated Sugar-Linked ETPs such as Teucrium Sugar Fund (Ticker: CANE), the sponsor of which wholly owns and controls the Adviser; and (iii) swap agreement transactions that reference sugar, Sugar-Linked ETPs, Sugar Futures Contracts, or sugar-related indexes (such as the Bloomberg Sugar Subindex, S&P GSCI Sugar or Teucrium Sugar Fund Benchmark Index).
The Fund invests, under normal circumstances, at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in Sugar Futures Contracts and Other Investments that in the aggregate provide exposure to the price movements of sugar.
Unlike many other commodity-based exchange-traded products, the Fund will not issue its shareholders a Schedule K-1 for tax reporting purposes, which can increase the complexity of a shareholder’s tax reporting. Instead, the Fund is designed to be taxed as a conventional mutual fund and will issue a Form 1099 to its shareholders for tax reporting purposes. A consequence of the Fund’s tax status is that it generally is limited to obtaining its exposure to Sugar Futures Contracts through the Subsidiary, which is defined and described in the paragraphs that follow.
The Fund expects to invest in Sugar Futures Contracts primarily indirectly through a wholly-owned subsidiary organized under the laws of the Cayman Islands (the “Subsidiary”). To seek to achieve 2x daily exposure to sugar, the Fund intends to typically enter into Sugar Futures Contracts as the “buyer.” In order to maintain its 2x daily exposure to sugar, the Fund intends to exit its futures contracts as they near expiration and replace them with new futures contracts with a later expiration date. This process is referred to as “rolling.” The Fund may invest in Sugar Futures Contracts of any expiration date traded on any CFTC-regulated commodity futures exchange, also known as a “designated contract market” (“DCM”). However, there can be no guarantee that such a strategy will produce the desired results.
The Fund’s investment in the Subsidiary is intended to provide the Fund with exposure to Sugar Futures Contracts, a type of commodities futures contract, within the limits of current federal income tax laws applicable to investment companies such as the Fund, which limit the ability of investment companies to invest directly in commodities futures and certain other investments that do not generate qualifying income for tax purposes. The Subsidiary, which is also managed by the Adviser, has the same investment objective as the Fund, but it may invest in commodities futures and similar investments, including certain Other Investments, to a greater extent than the Fund. Except as otherwise noted, for purposes of this Prospectus, references to the Fund’s investments include the Fund’s indirect investments through the Subsidiary. Because the Fund intends to elect to be treated as a regulated investment company (“RIC”) under the Internal Revenue Code of 1986, as amended (the “Code”), the size of the Fund’s investment in the Subsidiary generally will be limited to 25% of the Fund’s total assets, tested at the end of each fiscal quarter.
The Fund will attempt to achieve its investment objective without regard to overall market movement or the increase or decrease of the price of sugar. At the close of the markets each trading day, the Adviser determines the type, quantity and mix of investment positions so that its exposure to price of sugar is consistent with the Fund’s investment objective. The impact of movements in the price of sugar during the day will affect whether the Fund’s portfolio needs to be re-positioned. For example, if the price of sugar has risen on a given day, net assets of the Fund should rise, meaning the Fund’s exposure will need to be increased. Conversely, if the price of sugar has fallen on a given day, net assets of the Fund should fall, meaning the Fund’s exposure will need to be reduced.

The Adviser may determine to modify the extent of the Fund’s exposure to Sugar Futures Contracts in order to avoid exceeding any position limits applicable to Sugar Futures Contracts established by the applicable DCM. These position limits may hinder the Fund’s ability to enter into the desired amount of Sugar Futures Contracts at times. Because of the anticipated size of the Fund’s Sugar Futures Contracts holdings relative to the size of the futures market, the Adviser does not anticipate that position limits will adversely affect the Fund’s ability to seek its target exposure until the Fund’s assets under management grow significantly. Any determination to modify the Fund’s exposure to Sugar Futures Contracts may cause the Fund to liquidate its Sugar Futures Contracts holdings at disadvantageous times or prices, potentially subjecting the Fund to substantial losses, and prevent the Fund from achieving its investment objective.
The Fund will also invest in Collateral Investments. The Collateral Investments may consist of: (i) U.S. Government securities, such as bills, notes and bonds issued by the U.S. Treasury; (ii) money market funds; and/or (iii) corporate debt securities, such as commercial paper and other short-term unsecured promissory notes issued by businesses that are rated investment grade or determined by the Adviser to be of comparable quality. Such Collateral Investments are designed to provide liquidity, serve as margin or otherwise collateralize the Fund’s investments in Sugar Futures Contracts and certain Other Investments.
The Fund is classified as a “non-diversified” investment company under the 1940 Act and, therefore, may invest a greater percentage of its assets in a particular issuer than a diversified fund. The Fund will not concentrate its investments (i.e., hold more than 25% of its total assets) in any industry or group of related industries. The Fund, however, will invest more than 25% of its total assets in investments that provide exposure to sugar.
Daily rebalancing and the compounding of each day’s return over time means that the return of the Fund for a period longer than a single day will be the result of each day’s returns compounded over the period, which will very likely differ in amount, and possibly even direction, from two times (2x) the price performance of sugar for the same period. The Fund will lose money if the price performance of sugar is flat over time, and the Fund can lose money regardless of the performance of the price of sugar, as a result of daily rebalancing, the volatility of the price of sugar, compounding of each day’s return and other factors. See “Principal Investment Risks” below.
Sugar Futures Contracts
Futures contracts are agreements between two parties that are executed on a DCM, i.e., a commodity futures exchange, and that are cleared and margined through a derivatives clearing organization (“DCO”), i.e., a clearing house. One party agrees to buy a commodity such as sugar from the other party at a later date at a price and quantity agreed upon when the contract is made. Such contracts may be referred to as “non-spot” futures contracts to differentiate from spot contracts, in which the purchase of the commodity occurs immediately. In market terminology, a party who purchases a futures contract is long in the market and a party who sells a futures contract is short in the market. The contractual obligations of a buyer or seller may generally be satisfied by taking or making physical delivery of the underlying commodity or by making an offsetting sale or purchase of an identical futures contract on the same or linked exchange before the designated date of delivery. The difference between the price at which the futures contract is purchased or sold and the price paid for the offsetting sale or purchase, after allowance for brokerage commissions, constitutes the profit or loss to the trader.
Futures contracts with a longer term to expiration may be priced higher than futures contracts with a shorter term to expiration, a relationship called “contango”. When rolling futures contracts that are in contango the Fund will close its long position by selling the shorter term contract at a relatively lower price and buying a longer-dated contract at a relatively higher price. The presence of contango will adversely affect the performance of the Fund, and could result in a negative yield for the Fund. Conversely, futures contracts with a longer term to expiration may be priced lower than futures contracts with a shorter term to expiration, a relationship called “backwardation”. When rolling long futures contracts that are in backwardation, the Fund will close its long position by selling the shorter term contract at a relatively higher price and buying a longer-dated contract at a relatively lower price. The presence of backwardation may positively affect the performance of the Fund.
If circumstances arise where market prices for Sugar Futures Contracts are not readily available, the Fund will fair value its Sugar Futures Contracts in accordance with its pricing and valuation policy and procedures for fair value determinations. Pursuant to those policies and procedures, the Adviser would consider various factors, such as pricing history; market levels prior to price limits or halts; supply, demand, and open interest in Sugar Futures Contracts; and comparison to other major commodity futures. The Adviser would document its proposed pricing and methodology, detailing the factors that entered into the valuation.
Sugar
Sugarcane accounts for nearly 79% of the world’s sugar production, while sugar beets account for the remainder of the world’s sugar production. Sugar manufacturers use sugar beets and sugarcane as the raw material from which refined sugar (sucrose) for industrial and consumer use is produced. Sugar is produced in various forms, including granulated, powdered, liquid, brown, and molasses. The food industry (in particular, producers of baked goods, beverages, cereal, confections, and dairy products) uses sugar and sugarcane molasses to make sugar-containing food products. Sugar beet pulp and molasses products are used as animal feed ingredients. Ethanol is an important by-product of sugarcane processing. Additionally, the material that is left over after sugarcane is processed is used to manufacture paper, cardboard, and “environmentally friendly” eating utensils.

As a general matter, the occurrence of a severe weather event, natural disaster, terrorist attack, geopolitical events, outbreak, or public health emergency as declared by the World Health Organization, the continuation or expansion of war or other hostilities, or a prolonged government shutdown may have significant adverse effects on the Fund and its investments and alter current assumptions and expectations. The price per pound of sugar in the United States is primarily a function of both U.S. and global production and demand as well as expansive protectionist policies implemented by the U.S. Government. Given all of the above factors, the Adviser has no ability to discern when current high levels of volatility will subside.
Other Investments
In order to help the Fund meet its daily investment objective by maintaining the daily desired level of leveraged exposure to sugar, maintain its tax status as a RIC on days in and around quarter-end, help the Fund maintain its desired exposure to Sugar Futures Contracts when it is approaching or has exceeded position limits or accountability levels, or because of liquidity or other constraints, the Fund may invest in the following:
Reverse Repurchase Agreements
The Fund may invest in reverse repurchase agreements which are a form of borrowing in which the Fund sells portfolio securities to financial institutions and agrees to repurchase them at a mutually agreed-upon date and price that is higher than the original sale price, and use the proceeds for investment purchases.
As a result of the Fund repurchasing the securities at a higher price, the Fund will lose money by engaging in reverse repurchase agreement transactions.
As noted above, because the Fund intends to qualify for treatment as a RIC under the Code, the size of the Fund’s investment in the Subsidiary will not exceed 25% of the Fund’s total assets at or around each quarter end of the Fund’s fiscal year (the “Asset Diversification Test”). At other times of the year, the Fund’s investments in the Subsidiary will significantly exceed 25% of the Fund’s total (or gross) assets.
When the Fund seeks to reduce its total assets exposure to the Subsidiary, it may use the short-term Treasury Bills it owns (and purchase additional Treasury Bills as needed) to transact in reverse repurchase agreement transactions, which are ostensibly loans to the Fund. Those loans will increase the gross assets of the Fund, which the Adviser expects will allow the Fund to meet the Asset Diversification Test. When the Fund enters into a reverse repurchase agreement, it will either (i) be consistent with Section 18 of the 1940 Act and maintain asset coverage of at least 300% of the value of the reverse repurchase agreement; or (ii) treat the reverse repurchase agreement transactions as derivative transactions for purposes of Rule 18f-4 under the 1940 Act (“Rule 18f-4”), including as applicable, the value-at-risk based limit on leverage risk.
Sugar-Linked ETPs
The Fund may invest in shares of Sugar-Linked ETPs, which are exchange-traded investment products not registered under the 1940 Act that seek to match the daily changes in the price of sugar for future delivery, and trade intra-day on a national securities exchange. Sugar-Linked ETPs are passively managed and do not pursue active management investment strategies, and their sponsors do not actively manage the exposure to sugar held by the ETP. This means that the sponsor of the ETP does not sell sugar futures contracts at times when its price is high or acquire sugar futures contracts at low prices in the expectation of future price increases.
Swaps that reference sugar, Sugar-Linked ETPs, Sugar Futures Contracts, or sugar-related indexes
The Fund may invest in cash-settled swap agreements referencing sugar, Sugar-Linked ETPs, Sugar Futures Contracts or sugar-related indexes. Swap contracts are transactions entered into primarily with major global financial institutions for a specified period ranging from a day to more than one year. In a swap transaction, the Fund and a counterparty will agree to exchange or “swap” payments based on the change in value of an underlying asset or benchmark. For example, the two parties may agree to exchange the return (or differentials in rates of returns) earned or realized on a particular investment or instrument. In the case of the Fund, the reference asset can be shares of sugar, shares of Sugar-Linked ETPs, Sugar Futures Contracts, or sugar-related indexes.
Principal Investment Risks
The principal risks of investing in the Fund are summarized below. The principal risks are presented in alphabetical order to facilitate finding particular risks and comparing them with the risks of other funds. Each risk summarized below is considered a “principal risk” of investing in the Fund, regardless of the order in which it appears. As with any investment, there is a risk that you could lose all or a portion of your investment in the Fund. Some or all of these risks may adversely affect the Fund’s net asset value (“NAV”), trading price, yield, total return and/or ability to meet its investment objective. The following risks could affect the value of your investment in the Fund:
•Agricultural Commodities Risk. The price and availability of agricultural commodities is influenced by economic and industry conditions, including but not limited to supply and demand factors such as: crop disease; weed control; water and fertilizer availability; various planting, growing, or harvesting problems; severe weather conditions such as drought, floods, heavy rains, frost, or natural disasters that are difficult to anticipate and that cannot be controlled. The U.S. prices of agricultural commodities may be subject to risks relating to the demand and distribution of such commodities in foreign countries, such as: uncontrolled fires (including arson); challenges in doing business with foreign companies; legal and regulatory restrictions; transportation costs; interruptions in energy supply; currency exchange rate fluctuations; and political and economic instability. Additionally, demand for agricultural commodities is affected by changes in consumer tastes, national, regional and local economic conditions, and demographic trends.
Agricultural commodity production is subject to United States and foreign policies and regulations that materially affect operations. Governmental policies affecting the agricultural industry, such as taxes, tariffs, duties, subsidies, incentives, acreage control, and import and export restrictions on agricultural commodities and commodity products, can influence the planting of certain crops, the location and size of crop production, the volume and types of imports and exports, and industry profitability. Additionally, commodity production is affected by laws and regulations relating to, but not limited to, the sourcing, transporting, storing and processing of agricultural raw materials as well as the transporting, storing and distributing of related agricultural products. Agricultural commodity producers also may need to comply with various environmental laws and regulations, such as those regulating the use of certain pesticides, and local laws that regulate the production of genetically modified crops. In addition, international trade disputes can adversely affect agricultural commodity trade flows by limiting or disrupting trade between countries or regions.
Seasonal fluctuations in the price of agricultural commodities may cause risk to an investor because of the possibility that Share prices will be depressed because of the relevant harvest cycles. In the futures market, fluctuations are typically reflected in contracts expiring in the harvest season (i.e., in the case of sugar, contracts expiring during the spring and early summer are typically priced lowest). Thus, seasonal fluctuations could result in an investor incurring losses upon the sale of Shares, particularly if the investor needs to sell Shares when a Sugar Futures Contract is, in whole or part, expiring in the harvest season for the specified commodity.
◦Risks Specific to Sugar. The spread of consumerism and the rising affluence of emerging nations such as China and India have created increased demand for sugar. An influx of people in developing countries moving from rural to urban areas may create more disposable income to be spent on sugar products and might also reduce sugar production in rural areas on account of worker shortages, all of which could result in upward pressure on sugar prices. In addition, global demand for sugar to produce ethanol has also been a significant factor affecting the price of sugar. On the other hand, public health concerns regarding obesity, heart disease and diabetes, particularly in developed countries, may reduce demand for sugar. In light of the time it takes to grow sugarcane and sugar beets and the cost of new facilities for processing these crops, it may not be possible to increase supply quickly or in a cost-effective manner in response to an increase in demand.
•Cash Transaction Risk. The Fund expects to effect all of its creations and redemptions for cash, rather than in-kind securities. The Fund may be required to sell or unwind portfolio investments to obtain the cash needed to distribute redemption proceeds. This may cause the Fund to recognize a capital gain that it might not have recognized if it had made a redemption in kind. As a result, the Fund may pay out higher annual capital gain distributions than if the in-kind redemption process was used. The use of cash creations and redemptions may also cause the Fund’s shares to trade in the market at wider bid-ask spreads or greater premiums or discounts to the Fund’s NAV. Further, effecting purchases and redemptions primarily in cash may cause the Fund to incur certain costs, such as portfolio transaction costs. These costs can decrease the Fund’s NAV if not offset by an authorized participant transaction fee.
•Clearing Broker Risk. The failure or bankruptcy of the Fund’s and the Subsidiary’s clearing broker could result in a substantial loss of Fund assets. Under current CFTC regulations, a clearing broker maintains customers’ assets in a bulk segregated account. If a clearing broker fails to do so or is unable to satisfy a substantial deficit in a customer account, its other customers may be subject to risk of loss of their funds in the event of that clearing broker’s bankruptcy. In that event, the clearing broker’s customers, such as the Fund and the Subsidiary, are entitled to recover, even in respect of property specifically traceable to them, only a proportional share of all property available for distribution to all of that clearing broker’s customers.
•Collateral Securities Risk. Collateral may include obligations issued or guaranteed by the U.S. government and its agencies and instrumentalities, including bills, notes, and bonds issued by the U.S. Treasury, as well as money market funds and corporate debt securities, such as commercial paper. Some securities issued or guaranteed by federal agencies and U.S. government-sponsored instrumentalities may not be backed by the full faith and credit of the United States, in which case the investor must look principally to the agency or instrumentality issuing or guaranteeing the security for ultimate repayment, and may not be able to assert a claim against the United States itself in the event that the agency or instrumentality does not meet its commitment. The U.S. government and its agencies and instrumentalities do not guarantee the market value of their securities, and consequently, the value of such securities may fluctuate. Although the Fund may hold securities that carry U.S. government guarantees, these guarantees do not extend to shares of the Fund. The Fund’s investments in U.S. government securities will change in value in response to interest rate changes and other factors, such as the perception of an issuer’s creditworthiness. Money market funds are subject to management fees and other expenses. Therefore, investments in money market funds will cause the Fund to bear indirectly a proportional share of the fees and costs of the money market funds in which it invests. At the same time, the Fund will continue to pay its own management fees and expenses with respect to all of its assets, including any portion invested in the shares of the money market fund. It is possible to lose money by investing in money market funds. Corporate debt securities such as commercial paper generally are short-term unsecured promissory notes issued by businesses. Corporate debt may be rated investment-grade or below investment-grade and may carry variable or floating rates of interest. Corporate debt securities carry both credit risk and interest rate risk. Credit risk is the risk that the Fund could lose money if the issuer of a corporate debt security is unable to pay interest or repay principal when it is due. Interest rate risk is the risk that interest rates rise and fall over time. For example, the value of fixed-income securities generally decrease when interest rates rise, which may cause the Fund’s value to decrease. Also, investments in fixed-income securities with longer maturities fluctuate more in response to interest rate changes. Some corporate debt securities that are rated below investment-grade generally are considered speculative because they present a greater risk of loss, including default, than higher quality debt securities.
•Commodity-Linked Derivatives Tax Risk. As a RIC, the Fund must derive at least 90% of its gross income each taxable year from certain qualifying sources of income under the Code. The income of the Fund from certain commodity-linked derivatives may be treated as non-qualifying income for purposes of the Fund’s qualification as a RIC, in which case, the Fund might fail to qualify as a RIC and be subject to federal income tax at the Fund level. To the extent the Fund invests directly in commodity-linked derivatives, the Fund will seek to restrict its income from such instruments that do not generate qualifying income to a maximum of 10% of its gross income (when combined with its other investments that produce non-qualifying income) to comply with the qualifying income test necessary for the Fund to qualify as a RIC under Subchapter M of the Code. However, the Fund may generate more non-qualifying income than anticipated, may not be able to generate qualifying income in a particular taxable year at levels sufficient to meet the qualifying income test, or may not be able to accurately predict the non-qualifying income from these investments.
The extent to which the Fund invests in commodity-linked derivatives may be limited by the qualifying income and asset diversification tests, which the Fund must continue to satisfy to maintain its status as a RIC. If the Fund does not qualify as a RIC for any taxable year and certain relief provisions are not available, the Fund’s taxable income would be subject to tax at the Fund level and to a further tax at the shareholder level when such income is distributed. Failure to comply with the requirements for qualification as a RIC could have significant negative tax consequences to Fund shareholders. Under certain circumstances, the Fund may be able to cure a failure to meet the qualifying income requirement, but in order to do so the Fund may incur significant Fund-level taxes, which would effectively reduce (and could eliminate) the Fund’s returns. The tax treatment of certain commodity-linked derivatives may be affected by future regulatory or legislative changes that could affect the character, timing and/or amount of the Fund’s taxable income or gains and distributions.
•Commodity Pool Regulatory Risk. The Fund’s investment exposure to commodities futures will cause it to be deemed to be a commodity pool, thereby subjecting the Fund to regulation under the Commodity Exchange Act (“CEA”) and CFTC rules. The Adviser is registered as a Commodity Trading Advisor (“CTA”) and a Commodity Pool Operator (“CPO”), and the Fund will be operated in accordance with applicable CFTC rules, as well as the regulatory scheme applicable to registered investment companies. Registration as a CPO imposes additional compliance obligations on the Adviser and the Fund related to additional laws, regulations, and enforcement policies, which could increase compliance costs and may affect the operations and financial performance of the Fund.
•Counterparty Risk. Investing in derivatives involves entering into contracts with third parties (i.e., counterparties). The use of derivatives involves risks that are different from those associated with ordinary portfolio securities transactions. The Fund will be subject to credit risk (i.e., the risk that a counterparty is or is perceived to be unwilling or unable to make timely payments or otherwise meet its contractual obligations) with respect to the amount it expects to receive from counterparties to derivatives entered into by the Fund. If a counterparty becomes bankrupt or fails to perform its obligations, or if any collateral posted by the counterparty for the benefit of the Fund is insufficient or there are delays in the Fund’s ability to access such collateral, the value of an investment in the Fund may decline. The counterparty to a listed futures contract is the derivatives clearing organization for the listed future. The listed future is held through a futures commission merchant (“FCM”) acting on behalf of the Fund. Consequently, the counterparty risk on a listed futures contract is the creditworthiness of the FCM and the exchange’s clearing corporation.
•Cybersecurity Risk. Cybersecurity incidents may allow an unauthorized party to gain access to Fund assets or proprietary information, or cause the Fund, the Adviser, and/or other service providers (including custodians and financial intermediaries) to suffer data breaches or data corruption. Additionally, cybersecurity failures or breaches of the electronic systems of the Fund, the Adviser, the Fund’s other service providers, market makers, Authorized Participants (“APs”), the Fund’s primary listing exchange, or the issuers of securities in which the Fund invests have the ability to disrupt and negatively affect the Fund’s business operations, including the ability to purchase and sell Shares, potentially resulting in financial losses to the Fund and its shareholders.
•Daily Correlation/Tracking Risk. There is no guarantee that the Fund will achieve a high degree of correlation to the price performance of sugar and therefore achieve its daily leveraged investment objective. To achieve a high degree of correlation with the price performance of sugar, the Fund seeks to rebalance its portfolio daily to keep leverage consistent with its daily leveraged investment objective. In addition, the Fund’s exposure to the price of sugar is impacted by the movement of the price of sugar. Because of this, it is unlikely that the Fund will be perfectly exposed to the price performance of sugar at the end of each day. The possibility of the Fund being materially over- or under-exposed to the price performance of sugar increases on days when the price of sugar is volatile near the close of the trading day. Market disruptions, regulatory restrictions and extreme volatility will also adversely affect the Fund’s ability to adjust exposure to the required levels.
The Fund may have difficulty achieving its daily leveraged investment objective due to fees, expenses, transaction costs, financing costs related to the use of derivatives, investments in exchange-traded products, directly or indirectly, income items, valuation methodology, accounting standards and disruptions or illiquidity in the markets for the securities or derivatives held by the Fund. The Fund may be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being over- or under-exposed to the price of sugar. The Fund may take or refrain from taking positions to improve the tax efficiency or to comply with various regulatory restrictions, either of which may negatively impact the Fund’s correlation to the price performance of sugar.
•Derivatives Risk. The Fund’s derivative investments have risks, including the imperfect correlation between the value of such instruments and the underlying assets or index; the loss of principal, including the potential loss of amounts greater than the initial amount invested in the derivative instrument; and illiquidity of the derivative investments. The derivatives used by the Fund may give rise to a form of leverage. Leverage magnifies the potential for gain and may result in greater losses, which in some cases may cause the Fund to liquidate other portfolio investments at inopportune times (e.g., at a loss to comply with limits on leverage imposed by the 1940 Act or when the Adviser otherwise would have preferred to hold the investment) or to meet redemption requests. Certain of the Fund’s transactions in derivatives could also affect the amount, timing, and character of distributions to shareholders, which may result in the Fund realizing more short-term capital gain and ordinary income subject to tax at ordinary income tax rates than it would if it did not engage in such transactions, which may adversely impact the Fund’s after-tax returns. To the extent the Fund invests in such derivative instruments, the value of the Fund’s portfolio is likely to experience greater volatility over short-term periods.
◦Futures Contracts Risk. The successful use of futures contracts draws upon the Adviser’s skill and experience with respect to such instruments and is subject to special risk considerations. The primary risks associated with the use of futures contracts, which may adversely affect the Fund’s NAV and total return, are: (a) the imperfect correlation between the change in market value of the futures contract and the price of commodity; (b) possible lack of a liquid secondary market for a futures contract and the resulting inability to close a futures contract when desired; (c) losses caused by unanticipated market movements, which are potentially unlimited; (d) the Adviser’s inability to predict correctly the direction of securities prices, interest rates, currency exchange rates and other economic factors; (e) the possibility that the counterparty will default in the performance of its obligations; and (f) if the Fund has insufficient cash, it may have to sell investments from its portfolio to meet daily variation margin requirements, and the Fund may have to sell investments at a time when it may be disadvantageous to do so.
◦Cost of Futures Investment Risk. When a commodities futures contract is nearing expiration, the Fund will generally sell it and use the proceeds to buy a commodities futures contract with a later expiration date. This practice is commonly referred to as “rolling.” The costs associated with rolling commodities futures contract typically are substantially higher than the costs associated with other futures contracts and may have a significant adverse impact on the performance of the Fund. In addition, the presence of contango in certain futures contracts at the time of rolling would be expected to adversely affect the Fund. Similarly, the presence of backwardation in certain futures contracts at the time of rolling such contracts would be expected to positively affect the Fund. The futures contracts markets have experienced, and are likely to experience again in the future, extended periods in which contango or backwardation have affected various types of futures contracts. These extended periods have caused in the past, and may cause in the future, significant losses.
◦Swap Agreements Risk. Swap agreements are contracts among the Fund and a counterparty to exchange the return of the pre-determined underlying investment (such as the rate of return of the underlying commodity). Swap agreements may be negotiated bilaterally and traded over-the-counter (“OTC”) between two parties or, for certain standardized swaps, must be exchange-traded through an FCM and/or cleared through a clearinghouse that serves as a central counterparty. Swap agreements may be subject to fees and expenses, and by investing in swaps indirectly through the Fund, a shareholder will bear the expenses of such derivatives in addition to expenses of the Fund. Risks associated with the use of swap agreements are different from those associated with ordinary portfolio securities transactions, due in part to the fact they could be considered illiquid and many swaps trade on the OTC market. Swaps are particularly subject to counterparty credit, correlation, valuation, liquidity and leveraging risks. While exchange trading and central clearing are intended to reduce counterparty credit risk and increase liquidity, they do not make swap transactions risk-free. Additionally, applicable regulators have adopted rules imposing certain margin requirements, including minimums, on OTC swaps, which may result in the Fund and its counterparties posting higher margin amounts for OTC swaps, which could increase the cost of swap transactions to the Fund and impose added operational complexity.
•Early Close/Trading Halt Risk. An exchange or market may close or issue trading halts on specific investments, or the ability to buy or sell certain securities or financial instruments may be restricted, which may result in the Fund being unable to buy or sell certain securities or financial instruments. In such circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments, and/or may incur substantial trading losses.

•Effects of Compounding and Market Volatility Risk. The Fund has a daily leveraged investment objective and the Fund’s performance for periods greater than a trading day will be the result of each day’s returns compounded over the period, which is very likely to differ from two times (2x) the price performance of sugar, before fees and expenses. Compounding affects all investments, but has a more significant impact on funds that are leveraged and that rebalance daily. For a leveraged fund, if adverse daily performance of the price of sugar reduces the amount of a shareholder’s investment, any further adverse daily performance will lead to a smaller dollar loss because the shareholder’s investment had already been reduced by the prior adverse performance. Equally, however, if favorable daily performance of the price of sugar increases the amount of a shareholder’s investment, the dollar amount lost due to future adverse performance will increase because the shareholder’s investment has increased.
The effect of compounding becomes more pronounced as volatility of the price of sugar and the holding period increase. The impact of compounding will impact each shareholder differently depending on the period of time an investment in the Fund is held and the volatility of the price of sugar during the shareholder’s holding period of an investment in the Fund.
The chart below provides examples of how reference price volatility could affect the Fund’s performance. The chart illustrates the impact of two factors that affect the Fund’s performance: sugar price volatility and the price performance of sugar. The price performance of sugar shows the percentage change in the price of sugar over the specified time period, while sugar price volatility is a statistical measure of the magnitude of fluctuations in the price performance during that time period. As illustrated below, even if the price change over two equal time periods is identical, different price volatility (i.e., fluctuations in the rates of return) during the two time periods could result in drastically different Fund performance for the two time periods due to the effects of compounding daily returns during the time periods.
Fund performance for periods greater than one single day can be estimated given any set of assumptions for the following factors: a) price volatility; b) price performance; c) period of time; d) financing rates associated with leveraged exposure; and e) other Fund expenses. The chart below illustrates the impact of two principal factors – price volatility and price performance – on Fund performance. The chart shows estimated Fund returns for a number of combinations of price volatility and price performance over a one-year period. Performance shown in the chart assumes that: (i) no dividends were paid with respect to the reference asset; (ii) there were no Fund expenses; and (iii) borrowing/lending rates (to obtain leveraged exposure) of 0%. If Fund expenses and/or actual borrowing/lending rates were reflected, the estimated returns would be different than those shown. Particularly during periods of higher price volatility, compounding will cause results for periods longer than a trading day to vary from two times (2x) the performance of the price of sugar.
As shown in the chart below, the Fund would be expected to lose 6.1% if the price of sugar did not change over a one year period during which the price experienced annualized volatility of 25%. At higher ranges of volatility, there is a chance of a significant loss of value in the Fund, even if the price is flat. For instance, if the annualized volatility of the price of sugar is 100%, the Fund would be expected to lose 63.2% of its value, even if the cumulative change in the price of sugar for the year was 0%. Areas shaded red (or dark gray) represent those scenarios where the Fund can be expected to return less than two times (2x) the change in the price of sugar and those shaded green (or light gray) represent those scenarios where the Fund can be expected to return more than two times (2x) the change in the price of sugar. The Fund’s actual returns may be significantly better or worse than the returns shown below as a result of any of the factors discussed above or in “Daily Correlation/Tracking Risk” above.

One Year Price Performance	Two Times (2x) One Year Price Performance	Volatility Rate
Return	Return	10%	25%	50%	75%	100%
-60%	-120%	-84.2%	-85.0%	-87.5%	-90.9%	-94.1%
-50%	-100%	-75.2%	-76.5%	-80.5%	-85.8%	-90.8%
-40%	-80%	-64.4%	-66.2%	-72.0%	-79.5%	-86.8%
-30%	-60%	-51.5%	-54.0%	-61.8%	-72.1%	-82.0%
-20%	-40%	-36.6%	-39.9%	-50.2%	-63.5%	-76.5%
-10%	-20%	-19.8%	-23.9%	-36.9%	-53.8%	-70.2%
0%	0%	-1.0%	-6.1%	-22.1%	-43.0%	-63.2%
10%	20%	19.8%	13.7%	-5.8%	-31.1%	-55.5%
20%	40%	42.6%	35.3%	12.1%	-18.0%	-47.0%
30%	60%	67.3%	58.8%	31.6%	-3.7%	-37.8%
40%	80%	94.0%	84.1%	52.6%	11.7%	-27.9%
50%	100%	122.8%	111.4%	75.2%	28.2%	-17.2%
60%	120%	153.5%	140.5%	99.4%	45.9%	-5.8%

•ETF Risks. The Fund is an ETF and, as a result of its structure, is exposed to the following risks:
◦Authorized Participants, Market Makers, and Liquidity Providers Concentration Risk. The Fund has a limited number of financial institutions that may act as APs. In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. Shares may trade at a material discount to NAV and possibly face delisting if either: (i) APs exit the business or otherwise become unable to process creation and/or redemption orders and no other APs step forward to perform these services, or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.
◦Costs of Buying or Selling Shares Risk. Due to the costs of buying or selling Shares, including brokerage commissions imposed by brokers and bid/ask spreads, frequent trading of Shares may significantly reduce investment results and an investment in Shares may not be advisable for investors who anticipate regularly making small investments.
◦Shares May Trade at Prices Other Than NAV Risk. As with all ETFs, Shares may be bought and sold in the secondary market at market prices. Although it is expected that the market price of Shares will approximate the Fund’s NAV, there may be times when the market price of Shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount) due to supply and demand of Shares or during periods of market volatility. This risk is heightened in times of market volatility, periods of steep market declines, and periods when there is limited trading activity for Shares in the secondary market, in which case such premiums or discounts may be significant.
◦Trading Risk. Although Shares are listed for trading on the NYSE Arca, Inc. (the “Exchange”) and may be traded on U.S. exchanges other than the Exchange, there can be no assurance that Shares will trade with any volume, or at all, on any stock exchange. In stressed market conditions, the liquidity of Shares may begin to mirror the liquidity of the Fund’s underlying portfolio holdings, which can be significantly less liquid than the Shares.
•Exchange-Traded Products Risk. The risks of owning interests of an ETP generally reflect the same risks as owning the underlying securities or other instruments that the ETP is designed to track. The shares of certain ETPs may trade at a premium or discount to their intrinsic value (i.e., the market value may differ from the net asset value of an ETP’s shares). For example, supply and demand for shares of an ETF or market disruptions may cause the market price of the ETP to deviate from the value of the ETP’s investments, which may be emphasized in less liquid markets. By investing in an ETP, the Fund indirectly bears the proportionate share of any fees and expenses of the ETP in addition to the fees and expenses that the Fund and its shareholders directly bear in connection with the Fund's operations. Because the ETPs have a significant portion of their assets exposed directly or indirectly to commodities or commodity-linked securities, developments affecting commodities may have a disproportionate impact on such ETPs and may subject the ETPs to greater volatility than investments in traditional securities.
•High Portfolio Turnover Risk. The Fund, through the Subsidiary, may frequently buy and sell futures contracts and other assets as part of the Fund’s strategy to obtain exposure to agricultural commodities. Higher portfolio turnover may result in the Fund paying higher levels of transaction costs and generating greater tax liabilities for shareholders. Portfolio turnover risk may cause the Fund’s performance to be less than you expect.
•Intra-Day Investment Risk. The Fund seeks leveraged investment results from the close of the market on a given trading day until the close of the market on the subsequent trading day. The exact exposure of an investment in the Fund intraday in the secondary market is a function of the difference between the price of sugar at the market close on the first trading day and the price of sugar at the time of purchase. If the price of sugar increases, the Fund’s net assets will rise by the same amount as the Fund’s exposure. Conversely, if the price of sugar declines, the Fund’s net assets will decline by the same amount as the Fund’s exposure. Thus, an investor that purchases shares intra-day may experience performance that is greater than, or less than, the Fund’s stated multiple of the price performance of sugar.
If there is a significant intra-day market event and/or the price of sugar experiences a significant decrease, the Fund may not meet its investment objective or rebalance its portfolio appropriately. Additionally, the Fund may close to purchases and sales of Shares prior to the close of regular trading on the NYSE Arca, Inc. and incur significant losses.
•Investment Capacity Risk. If the Fund’s ability to obtain exposure to commodities futures consistent with its investment objective is disrupted for any reason, including limited liquidity in the commodities futures market, a disruption to the commodities futures, or as a result of margin requirements or position limits imposed by the Fund’s FCMs, the DCM, or the CFTC on the Fund or the Adviser, the Fund would not be able to achieve its investment objective and may experience significant losses. FCMs act as the intermediaries between customers and exchanges facilitating transactions in commodity derivatives. DCMs are the exchanges on which these transactions occur.
•Leverage Risk. The Fund seeks to achieve and maintain the exposure to the price of sugar for future delivery by using leverage inherent in futures contracts. Therefore, the Fund is subject to leverage risk. When the Fund purchases or sells an instrument or enters into a transaction without investing an amount equal to the full economic exposure of the instrument or transaction, it creates leverage, which can result in the Fund losing more than it originally invested. As a result, these investments may magnify losses to the Fund, and even a small market movement may result in significant losses to the Fund. Leverage may also cause the Fund to be more volatile because it may exaggerate the effect of any increase or decrease in the value of the Fund’s portfolio securities. Futures trading involves a degree of leverage and as a result, a relatively small price movement in futures instruments may result in immediate and substantial losses to the Fund.
•Liquidity Risk. Liquidity risk exists when particular investments are difficult to purchase or sell. This can reduce the Fund's returns because the Fund may be unable to transact at advantageous times or prices.
•Market Risk. The trading prices of securities and other instruments fluctuate in response to a variety of factors. These factors include events impacting the entire market or specific market segments, such as political, market and economic developments, as well as events that impact specific issuers. The Fund’s NAV and market price, like security and commodity prices generally, may fluctuate significantly in response to these and other factors. As a result, an investor could lose money over short or long periods of time. In addition, government actions or interventions (including, but not limited, to the threat or imposition of tariffs, trade restrictions, currency restrictions or similar actions) as well as developments related to economic, political (including geopolitical), social, public health, market, extreme weather, natural or man-made disasters, or other conditions or events have in the past and may in the future result in volatility in financial markets and reduced liquidity in equity, credit, and/or debt markets, which could adversely impact the Fund and its investments and their value and performance. These developments as well as other events could result in further market volatility and negatively affect financial asset prices, the liquidity of certain securities and the normal operations of securities exchanges and other markets.
•New Fund Risk. The Fund is a recently organized investment company with no operating history. As a result, prospective investors have no track record or history on which to base their investment decision.
•Non-Diversification Risk. Because the Fund is “non-diversified,” it may invest a greater percentage of its assets in the securities of a single issuer or a lesser number of issuers than if it was a diversified fund. As a result, the Fund may be more exposed to the risks associated with and developments affecting an individual issuer or a lesser number of issuers than a fund that invests more widely. This may increase the Fund’s volatility and cause the performance of a relatively small number of issuers to have a greater impact on the Fund’s performance.
•Reverse Repurchase Agreements Risk. A reverse repurchase agreement is the sale by the Fund of a debt obligation to a party for a specified price, with the simultaneous agreement by the Fund to repurchase that debt obligation from that party on a future date at an agreed-upon price. Similar to borrowing, reverse repurchase agreements provide the Fund with cash for investment purposes, which creates leverage and subjects the Fund to the risks of leverage. Reverse repurchase agreements also involve the risk that the other party may fail to return the securities in a timely manner or at all. The Fund could lose money if it is unable to recover the securities and the value of collateral held by the Fund, including the value of the investments made with cash collateral, is less than the value of the securities.
•Subsidiary Investment Risk. By investing in the Subsidiary, the Fund is indirectly exposed to the risks associated with the Subsidiary’s investments. The derivatives and other investments held by the Subsidiary are generally similar to those that are permitted to be held by the Fund and are subject to the same risks that apply to similar investments if held directly by the Fund. The Subsidiary is not registered under the 1940 Act, and, unless otherwise noted in this Prospectus, is not subject to all the investor protections of the 1940 Act. Changes in the laws of the United States and/or the Cayman Islands could result in the inability of the Fund and/or the Subsidiary to continue to operate as it does currently and could adversely affect the Fund. For example, the Cayman Islands does not currently impose any income, corporate or capital gains tax or withholding tax on the Subsidiary. If Cayman Islands law changes such that the Subsidiary must pay Cayman Islands taxes, Fund shareholders would likely suffer decreased investment returns.
•Tax Risk. The Fund may gain most of its exposure to the commodities markets through its investment in the Subsidiary, which may invest directly in commodity-linked derivative instruments, including commodities futures and reverse repurchase agreements. In order for the Fund to qualify as a RIC under Subchapter M of the Code, the Fund must, among other requirements, derive at least 90% of its gross income for each taxable year from sources generating “qualifying income” for purposes of the “qualifying income test,” which is described in more detail in the section titled “Federal Income Taxes” in the SAI. The Fund’s investment in the Subsidiary is expected to provide the Fund with exposure to the commodities markets within the limitations of the federal tax requirements of Subchapter M of the Code for qualification as a RIC. The “Subpart F” income (defined in Section 951 of the Code to include passive income, including from commodity-linked derivatives) of the Fund attributable to its investment in the Subsidiary is “qualifying income” to the Fund to the extent that such income is derived with respect to the Fund’s business of investing in stock, securities or currencies. The Fund expects its “Subpart F” income attributable to its investment in the Subsidiary to be derived with respect to the Fund’s business of investing in stock, securities or currencies and accordingly expects its “Subpart F” income attributable to its investment in the Subsidiary to be treated as “qualifying income.” The Fund generally will be required to include in its own taxable income the “Subpart F” income of the Subsidiary for a tax year, regardless of whether the Fund receives a distribution of the Subsidiary’s income in that tax year, and this income would nevertheless be subject to the distribution requirement for qualification as a RIC and would be taken into account for purposes of the 4% excise tax. The Adviser will carefully monitor the Fund’s investments in the Subsidiary to ensure that no more than 25% of the Fund’s assets are invested in the Subsidiary to comply with the Fund’s asset diversification test as described in more detail in the SAI.

If the Fund did not qualify as a RIC for any taxable year and certain relief provisions were not available, the Fund’s taxable income would be subject to tax at the Fund level and to a further tax at the shareholder level when such income is distributed. In such event, in order to re-qualify for taxation as a RIC, the Fund might be required to recognize unrealized gains, pay substantial taxes and interest and make certain distributions. This would cause investors to incur higher tax liabilities than they otherwise would have incurred and would have a negative impact on Fund returns. In such event, the Board may determine to reorganize or close the Fund or materially change the Fund’s investment objective and strategies. In the event that the Fund fails to qualify as a RIC, the Fund will promptly notify shareholders of the implications of that failure.
•Valuation Risk. The Fund or the Subsidiary may hold securities or other assets that may be valued on the basis of factors other than readily available market quotations. This may occur because the asset or security does not trade on a centralized exchange, or in times of market turmoil or reduced liquidity. There are multiple methods that can be used to value a portfolio holding when market quotations are not readily available. The value established for any portfolio holding at a point in time might differ from what would be produced using a different methodology or if it had been priced using market quotations. Portfolio holdings that are valued using techniques other than market quotations, including “fair valued” assets or securities, may be subject to greater fluctuation in their valuations from one day to the next than if market quotations were used. In addition, there is no assurance that the Fund or the Subsidiary could sell or close out a portfolio position for the value established for it at any time, and it is possible that the Fund or the Subsidiary would incur a loss because a portfolio position is sold or closed out at a discount to the valuation established by the Fund or the Subsidiary at that time. The ability to value investments may be impacted by technological issues or errors by pricing services or other third-party service providers.
•Volatility Risk. The value of certain of the Fund’s investments, including commodities futures, is subject to market risk. Market risk is the risk that the value of the investments to which the Fund is exposed will fall, which could occur due to general market or economic conditions or other factors.
•Whipsaw Markets Risk. The Fund may be subject to the forces of “whipsaw” markets (as opposed to choppy or stable markets), in which significant price movements develop but then repeatedly reverse. “Whipsaw” describes a situation where a security’s price is moving in one direction but then quickly pivots to move in the opposite direction. Such market conditions could cause substantial losses to the Fund.
Performance
The Fund had not commenced investment operations prior to the date of this Prospectus and therefore does not have a performance history for a full calendar year. In the future, performance information for the Fund will be presented in this section. Updated performance information is available on the Fund’s website at www.teucrium.com.

Investment Adviser:	Teucrium Investment Advisors, LLC
Portfolio Managers:	Springer Harris and Joran Haugens, each Portfolio Managers of the Adviser, have been portfolio managers of the Fund since its inception. Chris Small, a Portfolio Manager of the Adviser, has been a portfolio manager of the Fund since July 2025.

For important information about the purchase and sale of Fund shares, tax information and financial intermediary compensation, please turn to “Purchase and Sale of Fund Shares, Taxes and Financial Intermediary Compensation” on page 93.

TEUCRIUM NO K-1 SOYBEAN ETF - FUND SUMMARY
Investment Objective
The Teucrium No K-1 Soybean ETF (the “No K-1 Soybean ETF” or the “Fund”) seeks investment results, before fees and expenses, that correspond to the price performance of soybeans.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund (“Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below.

Shareholder Fees (fees paid directly from your investment)	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee[1]	1.49%
Distribution and/or Service (12b-1) Fees	0.00%
Other Expenses[2,3]	0.00%
Total Annual Fund Operating Expenses	1.49%
Less Fee Waiver[1]	-0.54%
Total Annual Fund Operating Expenses After Fee Waiver	0.95%
1 Teucrium Investment Advisors, LLC (the “Adviser”), the Fund’s investment adviser, has contractually agreed to reduce the Fund’s management fee from 1.49% to 0.95% of the Fund’s average daily net assets until at least April 30, 2027. This agreement may be terminated only by or with the consent of, the Fund’s Board of Trustees (the “Board”).
2     The Adviser also serves as the investment adviser to the Subsidiary (defined below) and provides the Subsidiary with the same type of management services, under essentially the same terms, as it provides the Fund. The Adviser has agreed to waive the management fee of 1.49% to be paid by the Subsidiary. This waiver will continue in effect until at least April 30, 2027. This waiver may be terminated only with the approval of the Subsidiary’s Board of Directors.
3 Estimated for the current fiscal year.
Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The Example does not take into account brokerage commissions that you may pay on your purchases and sales of Shares. The Example reflects the management fee reduction described in the table above for the first year only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	$97	3 Years	$435
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in the Total Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. The Fund’s portfolio turnover rate has been omitted because the Fund had not commenced investment operations prior to the date of this Prospectus.
Principal Investment Strategies
The Fund is an actively managed exchange-traded fund (“ETF”) that seeks to achieve its investment objective by investing primarily in soybean futures contracts (“Soybean Futures Contracts”) that trade only on an exchange registered with the Commodity Futures Trading Commission (“CFTC”), and cash, cash-equivalents or high-quality securities that serve as collateral to the Fund’s investments in Soybean Futures Contracts (“Collateral Investments”). The Fund does not intend to take physical delivery of soybeans associated with the Soybean Futures Contracts.
The Fund also may invest in “Other Investments,” which may include: (i) reverse repurchase agreement transactions; (ii) shares of other Soybean-linked exchange traded investment products (“Soybean-Linked ETPs”) not registered as investment companies under the Investment Company Act of 1940, as amended (the “1940 Act”), which may include affiliated Soybean-Linked ETPs such as Teucrium Soybean Fund (Ticker: SOYB), the sponsor of which wholly owns and controls the Adviser; and (iii) swap agreement transactions that reference soybeans, Soybean-Linked ETPs, Soybean Futures Contracts, or soybean-related indexes (such as the Bloomberg Soybean Subindex, S&P GSCI Soybeans or Teucrium Soybean Fund Benchmark Index).
The Fund invests, under normal circumstances, at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in Soybean Futures Contracts and Other Investments that in the aggregate provide exposure to the price movements of soybeans.
Unlike many other commodity-based exchange-traded products, the Fund will not issue its shareholders a Schedule K-1 for tax reporting purposes, which can increase the complexity of a shareholder’s tax reporting. Instead, the Fund is designed to be taxed as a conventional mutual fund and will issue a Form 1099 to its shareholders for tax reporting purposes. A consequence of the Fund’s tax status is that it generally is limited to obtaining its exposure to Soybean Futures Contracts through the Subsidiary, which is defined and described in the paragraphs that follow.
The Fund expects to invest in Soybean Futures Contracts primarily indirectly through a wholly-owned subsidiary organized under the laws of the Cayman Islands (the “Subsidiary”). To seek to achieve its investment objective, the Fund intends to typically enter into Soybean Futures Contracts as the “buyer.” The Fund intends to exit its futures contracts as they near expiration and replace them with new futures contracts with a later expiration date. This process is referred to as “rolling.” Futures holdings will not be rolled on a predetermined schedule. The Fund may invest in Soybean Futures Contracts of any expiration date traded on any CFTC-regulated commodity futures exchange, also known as a “designated contract market” (“DCM”). The Adviser may consider the following factors, among others, when determining the Fund’s investments in Soybean Futures Contracts and Other Investments: liquidity, regulatory requirements, risk mitigation measures, the Fund’s FCMs (as defined below), counterparties and market conditions.
The Fund’s investment in the Subsidiary is intended to provide the Fund with exposure to Soybean Futures Contracts, a type of commodities futures contract, within the limits of current federal income tax laws applicable to investment companies such as the Fund, which limit the ability of investment companies to invest directly in commodities futures and certain other investments that do not generate qualifying income for tax purposes. The Subsidiary, which is also managed by the Adviser, has the same investment objective as the Fund, but it may invest in commodities futures and similar investments, including certain Other Investments, to a greater extent than the Fund. Except as otherwise noted, for purposes of this Prospectus, references to the Fund’s investments include the Fund’s indirect investments through the Subsidiary. Because the Fund intends to elect to be treated as a regulated investment company (“RIC”) under the Internal Revenue Code of 1986, as amended (the “Code”), the size of the Fund’s investment in the Subsidiary generally will be limited to 25% of the Fund’s total assets, tested at the end of each fiscal quarter.
The Fund will generally hold its Soybean Futures Contracts during periods in which the price of soybeans is flat or declining, as well as during periods in which the value of soybeans is rising.The Adviser may determine to modify the extent of the Fund’s exposure to Soybean Futures Contracts in response to extreme market conditions, as determined in the sole discretion of the Adviser, and to avoid exceeding any position limits applicable to the Soybean Futures Contracts, established by the applicable DCM. These position limits may hinder the Fund’s ability to enter into the desired amount of Soybean Futures Contracts at times. Because of the anticipated size of the Fund’s Soybean Futures Contracts holdings relative to the size of the futures market, the Adviser does not anticipate that position limits will adversely affect the Fund’s ability to seek its target exposure until the Fund’s assets under management grow significantly. Any determination to modify the Fund’s exposure to Soybean Futures Contracts may cause the Fund to liquidate its Soybean Futures Contracts holdings at disadvantageous times or prices, potentially subjecting the Fund to substantial losses, and prevent the Fund from achieving its investment objective.
The Fund will also invest in Collateral Investments. The Collateral Investments may consist of: (i) U.S. Government securities, such as bills, notes and bonds issued by the U.S. Treasury; (ii) money market funds; and/or (iii) corporate debt securities, such as commercial paper and other short-term unsecured promissory notes issued by businesses that are rated investment grade or determined by the Adviser to be of comparable quality. Such Collateral Investments are designed to provide liquidity, serve as margin or otherwise collateralize the Fund’s investments in Soybean Futures Contracts and certain Other Investments.
The Fund is classified as a “non-diversified” investment company under the 1940 Act and, therefore, may invest a greater percentage of its assets in a particular issuer than a diversified fund. The Fund will not concentrate its investments (i.e., hold more than 25% of its total assets) in any industry or group of related industries. The Fund, however, will invest more than 25% of its total assets in investments that provide exposure to soybeans.
Soybean Futures Contracts
Futures contracts are agreements between two parties that are executed on a DCM, i.e., a commodity futures exchange, and that are cleared and margined through a derivatives clearing organization (“DCO”), i.e., a clearing house. One party agrees to buy a commodity such as soybeans from the other party at a later date at a price and quantity agreed upon when the contract is made. Such contracts may also be referred to as “non-spot” futures contracts to differentiate from spot contracts, in which the purchase of the commodity occurs immediately. In market terminology, a party who purchases a futures contract is long in the market and a party who sells a futures contract is short in the market. The contractual obligations of a buyer or seller may generally be satisfied by taking or making physical delivery of the underlying commodity or by making an offsetting sale or purchase of an identical futures contract on the same or linked exchange before the designated date of delivery. The difference between the price at which the futures contract is purchased or sold and the price paid for the offsetting sale or purchase, after allowance for brokerage commissions, constitutes the profit or loss to the trader.
Futures contracts with a longer term to expiration may be priced higher than futures contracts with a shorter term to expiration, a relationship called “contango”. When rolling futures contracts that are in contango the Fund will close its long position by selling the shorter term contract at a relatively lower price and buying a longer-dated contract at a relatively higher price. The presence of contango will adversely affect the performance of the Fund, and could result in a negative yield for the Fund. Conversely, futures contracts with a longer term to expiration may be priced lower than futures contracts with a shorter term to expiration, a relationship called “backwardation”. When rolling long futures contracts that are in backwardation, the Fund will close its long position by selling the shorter term contract at a relatively higher price and buying a longer-dated contract at a relatively lower price. The presence of backwardation may positively affect the performance of the Fund.
If circumstances arise where market prices for Soybean Futures Contracts are not readily available, the Fund will fair value its Soybean Futures Contracts in accordance with its pricing and valuation policy and procedures for fair value determinations. Pursuant to those policies and procedures, the Adviser would consider various factors, such as pricing history; market levels prior to price limits or halts; supply, demand, and open interest in Soybean Futures Contracts; and comparison to other major commodity futures. The Adviser would document its proposed pricing and methodology, detailing the factors that entered into the valuation.
Soybeans
Global soybean production is concentrated in the U.S., Brazil, Argentina and China. The United States Department of Agriculture (“USDA”) has estimated that, for the Crop Year 2023-24, the United States will produce approximately 113 MMT of soybeans or approximately 29% of estimated world production, with Brazil production at 155 MMT. Argentina is projected to produce about 50 MMT. For 2023-24, based on the March 8, 2024 USDA report, global consumption of 382 MMT is estimated slightly lower than global production of 397 MMT. If the global demand for soybeans is not equal to global supply, this may have an impact on the price of soybeans. Global soybean consumption may fluctuate year over year due to any number of reasons which may include, but is not limited to, economic conditions, global health concerns, and international trade policy. Soybeans are a staple commodity used pervasively across the globe so that any contractions in consumption may only be temporary as has historically been the case.
As a general matter, the occurrence of a severe weather event, natural disaster, terrorist attack, geopolitical events, outbreak, or public health emergency as declared by the World Health Organization, the continuation or expansion of war or other hostilities, or a prolonged government shutdown may have significant adverse effects on the Fund and its investments and alter current assumptions and expectations. The price per bushel of soybeans in the United States is primarily a function of both U.S. and global production and demand. Volatility, trading volumes, and prices in global corn and soybean markets have risen dramatically and are expected to continue indefinitely at elevated levels. The Adviser has no ability to discern when current high levels of volatility will subside.
Other Investments
In order to help the Fund meet its investment objective by maintaining the desired level of exposure to soybean, maintain its tax status as a RIC on days in and around quarter-end, help the Fund maintain its desired exposure to Soybean Futures Contracts when it is approaching or has exceeded position limits or accountability levels, or because of liquidity or other constraints, the Fund may invest in the following:
Reverse Repurchase Agreements
The Fund may invest in reverse repurchase agreements which are a form of borrowing in which the Fund sells portfolio securities to financial institutions and agrees to repurchase them at a mutually agreed-upon date and price that is higher than the original sale price, and use the proceeds for investment purchases.
As a result of the Fund repurchasing the securities at a higher price, the Fund will lose money by engaging in reverse repurchase agreement transactions.
As noted above, because the Fund intends to qualify for treatment as a RIC under the Code, the size of the Fund’s investment in the Subsidiary will not exceed 25% of the Fund’s total assets at or around each quarter end of the Fund’s fiscal year (the “Asset Diversification Test”). At other times of the year, the Fund’s investments in the Subsidiary will significantly exceed 25% of the Fund’s total (or gross) assets.
When the Fund seeks to reduce its total assets exposure to the Subsidiary, it may use the short-term Treasury Bills it owns (and purchase additional Treasury Bills as needed) to transact in reverse repurchase agreement transactions, which are ostensibly loans to the Fund. Those loans will increase the gross assets of the Fund, which the Adviser expects will allow the Fund to meet the Asset Diversification Test. When the Fund enters into a reverse repurchase agreement, it will either (i) be consistent with Section 18 of the 1940 Act and maintain asset coverage of at least 300% of the value of the reverse repurchase agreement; or (ii) treat the reverse repurchase agreement transactions as derivative transactions for purposes of Rule 18f-4 under the 1940 Act (“Rule 18f-4”), including as applicable, the value-at-risk based limit on leverage risk.

Soybean-Linked ETPs
The Fund may invest in shares of Soybean-Linked ETPs, which are exchange-traded investment products not registered under the 1940 Act that seek to match the daily changes in the price of soybean for future delivery, and trade intra-day on a national securities exchange. Soybean-Linked ETPs are passively managed and do not pursue active management investment strategies, and their sponsors do not actively manage the exposure to soybean held by the ETP. This means that the sponsor of the ETP does not sell soybean futures contracts at times when its price is high or acquire soybean futures contracts at low prices in the expectation of future price increases.
Swaps that reference soybean, Soybean-Linked ETPs, Soybean Futures Contracts, or soybean-related indexes
The Fund may invest in cash-settled swap agreements referencing soybean, Soybean-Linked ETPs, Soybean Futures Contracts or soybean-related indexes. Swap contracts are transactions entered into primarily with major global financial institutions for a specified period ranging from a day to more than one year. In a swap transaction, the Fund and a counterparty will agree to exchange or “swap” payments based on the change in value of an underlying asset or benchmark. For example, the two parties may agree to exchange the return (or differentials in rates of returns) earned or realized on a particular investment or instrument. In the case of the Fund, the reference asset can be shares of soybean, shares of Soybean-Linked ETPs, Soybean Futures Contracts, or soybean-related indexes.
Principal Investment Risks
The principal risks of investing in the Fund are summarized below. The principal risks are presented in alphabetical order to facilitate finding particular risks and comparing them with the risks of other funds. Each risk summarized below is considered a “principal risk” of investing in the Fund, regardless of the order in which it appears. As with any investment, there is a risk that you could lose all or a portion of your investment in the Fund. Some or all of these risks may adversely affect the Fund’s net asset value (“NAV”), trading price, yield, total return and/or ability to meet its investment objective. The following risks could affect the value of your investment in the Fund:
•Active Management Risk. The Fund is actively managed and may not meet its investment objective based on the Adviser’s success or failure to implement strategies for the Fund. The Fund invests in complex instruments (each described below), including futures contracts. Such instruments may create enhanced risks for the Fund and the Adviser’s ability to control the Fund’s level of risk will depend on the Adviser’s skill in managing such instruments. In addition, the Adviser’s evaluations and assumptions regarding investments, interest rates, inflation, and other factors may not successfully achieve the Fund’s investment objective given actual market conditions.
•Agricultural Commodities Risk. The price and availability of agricultural commodities is influenced by economic and industry conditions, including but not limited to supply and demand factors such as: crop disease; weed control; water and fertilizer availability; various planting, growing, or harvesting problems; severe weather conditions such as drought, floods, heavy rains, frost, or natural disasters that are difficult to anticipate and that cannot be controlled. The U.S. prices of agricultural commodities may be subject to risks relating to the demand and distribution of such commodities in foreign countries, such as: uncontrolled fires (including arson); challenges in doing business with foreign companies; legal and regulatory restrictions; transportation costs; interruptions in energy supply; currency exchange rate fluctuations; and political and economic instability. Additionally, demand for agricultural commodities is affected by changes in consumer tastes, national, regional and local economic conditions, and demographic trends.
Agricultural commodity production is subject to United States and foreign policies and regulations that materially affect operations. Governmental policies affecting the agricultural industry, such as taxes, tariffs, duties, subsidies, incentives, acreage control, and import and export restrictions on agricultural commodities and commodity products, can influence the planting of certain crops, the location and size of crop production, the volume and types of imports and exports, and industry profitability. Additionally, commodity production is affected by laws and regulations relating to, but not limited to, the sourcing, transporting, storing and processing of agricultural raw materials as well as the transporting, storing and distributing of related agricultural products. Agricultural commodity producers also may need to comply with various environmental laws and regulations, such as those regulating the use of certain pesticides, and local laws that regulate the production of genetically modified crops. In addition, international trade disputes can adversely affect agricultural commodity trade flows by limiting or disrupting trade between countries or regions.
Seasonal fluctuations in the price of agricultural commodities may cause risk to an investor because of the possibility that Share prices will be depressed because of the relevant harvest cycles. In the futures market, fluctuations are typically reflected in contracts expiring in the harvest season (i.e., in the case of soybeans, contracts expiring during the fall are typically priced lower than contracts expiring in the winter and spring). Thus, seasonal fluctuations could result in an investor incurring losses upon the sale of Shares, particularly if the investor needs to sell Shares when a Soybean Futures Contract is, in whole or part, expiring in the harvest season for the specified commodity.
◦Risks Specific to Soybeans. The increased production of soybean crops in South America and the rising demand for soybeans in emerging nations such as China and India have increased competition in the soybean market. Like the conversion of corn into ethanol, soybeans can be converted into biofuels such as biodiesel. Accordingly, the soybean market has become increasingly affected by demand for biofuels and related legislation. The supply of soybeans could be reduced by the spread of soybean rust, a wind-borne fungal disease. Although soybean rust can be killed with chemicals, chemical treatment increases production costs for farmers. In addition, because processing soybean oil can create trans-fats, the demand for soybean oil may decrease due to heightened governmental regulation of trans-fats or trans-fatty acids. The U.S. Food and Drug Administration currently requires food manufacturers to disclose levels of trans-fats contained in their products, and various local governments have enacted or are considering restrictions on the use of trans-fats in restaurants. Many major food processors have either switched or indicated an intention to switch to oil products with lower levels of trans-fats or trans-fatty acids.
•Cash Transaction Risk. The Fund expects to effect all of its creations and redemptions for cash, rather than in-kind securities. The Fund may be required to sell or unwind portfolio investments to obtain the cash needed to distribute redemption proceeds. This may cause the Fund to recognize a capital gain that it might not have recognized if it had made a redemption in kind. As a result, the Fund may pay out higher annual capital gain distributions than if the in-kind redemption process was used. The use of cash creations and redemptions may also cause the Fund’s shares to trade in the market at wider bid-ask spreads or greater premiums or discounts to the Fund’s NAV. Further, effecting purchases and redemptions primarily in cash may cause the Fund to incur certain costs, such as portfolio transaction costs. These costs can decrease the Fund’s NAV if not offset by an authorized participant transaction fee.
•Clearing Broker Risk. The failure or bankruptcy of the Fund’s and the Subsidiary’s clearing broker could result in a substantial loss of Fund assets. Under current CFTC regulations, a clearing broker maintains customers’ assets in a bulk segregated account. If a clearing broker fails to do so or is unable to satisfy a substantial deficit in a customer account, its other customers may be subject to risk of loss of their funds in the event of that clearing broker’s bankruptcy. In that event, the clearing broker’s customers, such as the Fund and the Subsidiary, are entitled to recover, even in respect of property specifically traceable to them, only a proportional share of all property available for distribution to all of that clearing broker’s customers.
•Collateral Securities Risk. Collateral may include obligations issued or guaranteed by the U.S. government and its agencies and instrumentalities, including bills, notes, and bonds issued by the U.S. Treasury, as well as money market funds and corporate debt securities, such as commercial paper. Some securities issued or guaranteed by federal agencies and U.S. government-sponsored instrumentalities may not be backed by the full faith and credit of the United States, in which case the investor must look principally to the agency or instrumentality issuing or guaranteeing the security for ultimate repayment, and may not be able to assert a claim against the United States itself in the event that the agency or instrumentality does not meet its commitment. The U.S. government and its agencies and instrumentalities do not guarantee the market value of their securities, and consequently, the value of such securities may fluctuate. Although the Fund may hold securities that carry U.S. government guarantees, these guarantees do not extend to shares of the Fund. The Fund’s investments in U.S. government securities will change in value in response to interest rate changes and other factors, such as the perception of an issuer’s creditworthiness. Money market funds are subject to management fees and other expenses. Therefore, investments in money market funds will cause the Fund to bear indirectly a proportional share of the fees and costs of the money market funds in which it invests. At the same time, the Fund will continue to pay its own management fees and expenses with respect to all of its assets, including any portion invested in the shares of the money market fund. It is possible to lose money by investing in money market funds. Corporate debt securities such as commercial paper generally are short-term unsecured promissory notes issued by businesses. Corporate debt may be rated investment-grade or below investment-grade and may carry variable or floating rates of interest. Corporate debt securities carry both credit risk and interest rate risk. Credit risk is the risk that the Fund could lose money if the issuer of a corporate debt security is unable to pay interest or repay principal when it is due. Interest rate risk is the risk that interest rates rise and fall over time. For example, the value of fixed-income securities generally decrease when interest rates rise, which may cause the Fund’s value to decrease. Also, investments in fixed-income securities with longer maturities fluctuate more in response to interest rate changes. Some corporate debt securities that are rated below investment-grade generally are considered speculative because they present a greater risk of loss, including default, than higher quality debt securities.
•Commodity-Linked Derivatives Tax Risk. As a RIC, the Fund must derive at least 90% of its gross income each taxable year from certain qualifying sources of income under the Code. The income of the Fund from certain commodity-linked derivatives may be treated as non-qualifying income for purposes of the Fund’s qualification as a RIC, in which case, the Fund might fail to qualify as a RIC and be subject to federal income tax at the Fund level. To the extent the Fund invests directly in commodity-linked derivatives, the Fund will seek to restrict its income from such instruments that do not generate qualifying income to a maximum of 10% of its gross income (when combined with its other investments that produce non-qualifying income) to comply with the qualifying income test necessary for the Fund to qualify as a RIC under Subchapter M of the Code. However, the Fund may generate more non-qualifying income than anticipated, may not be able to generate qualifying income in a particular taxable year at levels sufficient to meet the qualifying income test, or may not be able to accurately predict the non-qualifying income from these investments.
The extent to which the Fund invests in commodity-linked derivatives may be limited by the qualifying income and asset diversification tests, which the Fund must continue to satisfy to maintain its status as a RIC. If the Fund does not qualify as a RIC for any taxable year and certain relief provisions are not available, the Fund’s taxable income would be subject to tax at the Fund level and to a further tax at the shareholder level when such income is distributed. Failure to comply with the requirements for qualification as a RIC could have significant negative tax consequences to Fund shareholders. Under certain circumstances, the Fund may be able to cure a failure to meet the qualifying income requirement, but in order to do so the Fund may incur significant Fund-level taxes, which would effectively reduce (and could eliminate) the Fund’s returns. The tax treatment of certain commodity-linked derivatives may be affected by future regulatory or legislative changes that could affect the character, timing and/or amount of the Fund’s taxable income or gains and distributions.
•Commodity Pool Regulatory Risk. The Fund’s investment exposure to commodities futures will cause it to be deemed to be a commodity pool, thereby subjecting the Fund to regulation under the Commodity Exchange Act (“CEA”) and CFTC rules. The Adviser is registered as a Commodity Trading Advisor (“CTA”) and a Commodity Pool Operator (“CPO”), and the Fund will be operated in accordance with applicable CFTC rules, as well as the regulatory scheme applicable to registered investment companies. Registration as a CPO imposes additional compliance obligations on the Adviser and the Fund related to additional laws, regulations, and enforcement policies, which could increase compliance costs and may affect the operations and financial performance of the Fund.
•Counterparty Risk. Investing in derivatives involves entering into contracts with third parties (i.e., counterparties). The use of derivatives involves risks that are different from those associated with ordinary portfolio securities transactions. The Fund will be subject to credit risk (i.e., the risk that a counterparty is or is perceived to be unwilling or unable to make timely payments or otherwise meet its contractual obligations) with respect to the amount it expects to receive from counterparties to derivatives entered into by the Fund. If a counterparty becomes bankrupt or fails to perform its obligations, or if any collateral posted by the counterparty for the benefit of the Fund is insufficient or there are delays in the Fund’s ability to access such collateral, the value of an investment in the Fund may decline. The counterparty to a listed futures contract is the derivatives clearing organization for the listed future. The listed future is held through a futures commission merchant (“FCM”) acting on behalf of the Fund. Consequently, the counterparty risk on a listed futures contract is the creditworthiness of the FCM and the exchange’s clearing corporation.
•Cybersecurity Risk. Cybersecurity incidents may allow an unauthorized party to gain access to Fund assets or proprietary information, or cause the Fund, the Adviser, and/or other service providers (including custodians and financial intermediaries) to suffer data breaches or data corruption. Additionally, cybersecurity failures or breaches of the electronic systems of the Fund, the Adviser, the Fund’s other service providers, market makers, Authorized Participants (“APs”), the Fund’s primary listing exchange, or the issuers of securities in which the Fund invests have the ability to disrupt and negatively affect the Fund’s business operations, including the ability to purchase and sell Shares, potentially resulting in financial losses to the Fund and its shareholders.
•Derivatives Risk. The Fund’s derivative investments have risks, including the imperfect correlation between the value of such instruments and the underlying assets or index; the loss of principal, including the potential loss of amounts greater than the initial amount invested in the derivative instrument; and illiquidity of the derivative investments. The derivatives used by the Fund may give rise to a form of leverage. Leverage magnifies the potential for gain and may result in greater losses, which in some cases may cause the Fund to liquidate other portfolio investments at inopportune times (e.g., at a loss to comply with limits on leverage imposed by the 1940 Act or when the Adviser otherwise would have preferred to hold the investment) or to meet redemption requests. Certain of the Fund’s transactions in derivatives could also affect the amount, timing, and character of distributions to shareholders, which may result in the Fund realizing more short-term capital gain and ordinary income subject to tax at ordinary income tax rates than it would if it did not engage in such transactions, which may adversely impact the Fund’s after-tax returns. To the extent the Fund invests in such derivative instruments, the value of the Fund’s portfolio is likely to experience greater volatility over short-term periods.
◦Futures Contracts Risk. The successful use of futures contracts draws upon the Adviser’s skill and experience with respect to such instruments and is subject to special risk considerations. The primary risks associated with the use of futures contracts, which may adversely affect the Fund’s NAV and total return, are: (a) the imperfect correlation between the change in market value of the futures contract and the price of commodity; (b) possible lack of a liquid secondary market for a futures contract and the resulting inability to close a futures contract when desired; (c) losses caused by unanticipated market movements, which are potentially unlimited; (d) the Adviser’s inability to predict correctly the direction of securities prices, interest rates, currency exchange rates and other economic factors; (e) the possibility that the counterparty will default in the performance of its obligations; and (f) if the Fund has insufficient cash, it may have to sell investments from its portfolio to meet daily variation margin requirements, and the Fund may have to sell investments at a time when it may be disadvantageous to do so.
◦Cost of Futures Investment Risk. When a commodities futures contract is nearing expiration, the Fund will generally sell it and use the proceeds to buy a commodities futures contract with a later expiration date. This practice is commonly referred to as “rolling.” The costs associated with rolling commodities futures contract typically are substantially higher than the costs associated with other futures contracts and may have a significant adverse impact on the performance of the Fund. In addition, the presence of contango in certain futures contracts at the time of rolling would be expected to adversely affect the Fund. Similarly, the presence of backwardation in certain futures contracts at the time of rolling such contracts would be expected to positively affect the Fund. The futures contracts markets have experienced, and are likely to experience again in the future, extended periods in which contango or backwardation have affected various types of futures contracts. These extended periods have caused in the past, and may cause in the future, significant losses.
◦Swap Agreements Risk. Swap agreements are contracts among the Fund and a counterparty to exchange the return of the pre-determined underlying investment (such as the rate of return of the underlying commodity). Swap agreements may be negotiated bilaterally and traded over-the-counter (“OTC”) between two parties or, for certain standardized swaps, must be exchange-traded through an FCM and/or cleared through a clearinghouse that serves as a central counterparty. Swap agreements may be subject to fees and expenses, and by investing in swaps indirectly through the Fund, a shareholder will bear the expenses of such derivatives in addition to expenses of the Fund. Risks associated with the use of swap agreements are different from those associated with ordinary portfolio securities transactions, due in part to the fact they could be considered illiquid and many swaps trade on the OTC market. Swaps are particularly subject to counterparty credit, correlation, valuation, liquidity and leveraging risks. While exchange trading and central clearing are intended to reduce counterparty credit risk and increase liquidity, they do not make swap transactions risk-free. Additionally, applicable regulators have adopted rules imposing certain margin requirements, including minimums, on OTC swaps, which may result in the Fund and its counterparties posting higher margin amounts for OTC swaps, which could increase the cost of swap transactions to the Fund and impose added operational complexity.
•Early Close/Trading Halt Risk. An exchange or market may close or issue trading halts on specific investments, or the ability to buy or sell certain securities or financial instruments may be restricted, which may result in the Fund being unable to buy or sell certain securities or financial instruments. In such circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments, and/or may incur substantial trading losses.
•ETF Risks. The Fund is an ETF and, as a result of its structure, is exposed to the following risks:
◦Authorized Participants, Market Makers, and Liquidity Providers Concentration Risk. The Fund has a limited number of financial institutions that may act as APs. In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. Shares may trade at a material discount to NAV and possibly face delisting if either: (i) APs exit the business or otherwise become unable to process creation and/or redemption orders and no other APs step forward to perform these services, or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.
◦Costs of Buying or Selling Shares Risk. Due to the costs of buying or selling Shares, including brokerage commissions imposed by brokers and bid/ask spreads, frequent trading of Shares may significantly reduce investment results and an investment in Shares may not be advisable for investors who anticipate regularly making small investments.
◦Shares May Trade at Prices Other Than NAV Risk. As with all ETFs, Shares may be bought and sold in the secondary market at market prices. Although it is expected that the market price of Shares will approximate the Fund’s NAV, there may be times when the market price of Shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount) due to supply and demand of Shares or during periods of market volatility. This risk is heightened in times of market volatility, periods of steep market declines, and periods when there is limited trading activity for Shares in the secondary market, in which case such premiums or discounts may be significant.
◦Trading Risk. Although Shares are listed for trading on the NYSE Arca, Inc. (the “Exchange”) and may be traded on U.S. exchanges other than the Exchange, there can be no assurance that Shares will trade with any volume, or at all, on any stock exchange. In stressed market conditions, the liquidity of Shares may begin to mirror the liquidity of the Fund’s underlying portfolio holdings, which can be significantly less liquid than the Shares.
•Exchange-Traded Products Risk. The risks of owning interests of an ETP generally reflect the same risks as owning the underlying securities or other instruments that the ETP is designed to track. The shares of certain ETPs may trade at a premium or discount to their intrinsic value (i.e., the market value may differ from the net asset value of an ETP’s shares). For example, supply and demand for shares of an ETF or market disruptions may cause the market price of the ETP to deviate from the value of the ETP’s investments, which may be emphasized in less liquid markets. By investing in an ETP, the Fund indirectly bears the proportionate share of any fees and expenses of the ETP in addition to the fees and expenses that the Fund and its shareholders directly bear in connection with the Fund's operations. Because the ETPs have a significant portion of their assets exposed directly or indirectly to commodities or commodity-linked securities, developments affecting commodities may have a disproportionate impact on such ETPs and may subject the ETPs to greater volatility than investments in traditional securities.
•High Portfolio Turnover Risk. The Fund, through the Subsidiary, may frequently buy and sell futures contracts and other assets as part of the Fund’s strategy to obtain exposure to agricultural commodities. Higher portfolio turnover may result in the Fund paying higher levels of transaction costs and generating greater tax liabilities for shareholders. Portfolio turnover risk may cause the Fund’s performance to be less than you expect.
•Investment Capacity Risk. If the Fund’s ability to obtain exposure to commodities futures consistent with its investment objective is disrupted for any reason, including limited liquidity in the commodities futures market, a disruption to the commodities futures, or as a result of margin requirements or position limits imposed by the Fund’s FCMs, the DCM, or the CFTC on the Fund or the Adviser, the Fund would not be able to achieve its investment objective and may experience significant losses. FCMs act as the intermediaries between customers and exchanges facilitating transactions in commodity derivatives. DCMs are the exchanges on which these transactions occur.
•Liquidity Risk. Liquidity risk exists when particular investments are difficult to purchase or sell. This can reduce the Fund's returns because the Fund may be unable to transact at advantageous times or prices.
•Market Risk. The trading prices of securities and other instruments fluctuate in response to a variety of factors. These factors include events impacting the entire market or specific market segments, such as political, market and economic developments, as well as events that impact specific issuers. The Fund’s NAV and market price, like security and commodity prices generally, may fluctuate significantly in response to these and other factors. As a result, an investor could lose money over short or long periods of time. In addition, government actions or interventions (including, but not limited, to the threat or imposition of tariffs, trade restrictions, currency restrictions or similar actions) as well as developments related to economic, political (including geopolitical), social, public health, market, extreme weather, natural or man-made disasters, or other conditions or events have in the past and may in the future result in volatility in financial markets and reduced liquidity in equity, credit, and/or debt markets, which could adversely impact the Fund and its investments and their value and performance. These developments as well as other events could result in further market volatility and negatively affect financial asset prices, the liquidity of certain securities and the normal operations of securities exchanges and other markets.
•New Fund Risk. The Fund is a recently organized investment company with no operating history. As a result, prospective investors have no track record or history on which to base their investment decision.
•Non-Diversification Risk. Because the Fund is “non-diversified,” it may invest a greater percentage of its assets in the securities of a single issuer or a lesser number of issuers than if it was a diversified fund. As a result, the Fund may be more exposed to the risks associated with and developments affecting an individual issuer or a lesser number of issuers than a fund that invests more widely. This may increase the Fund’s volatility and cause the performance of a relatively small number of issuers to have a greater impact on the Fund’s performance.
•Reverse Repurchase Agreements Risk. A reverse repurchase agreement is the sale by the Fund of a debt obligation to a party for a specified price, with the simultaneous agreement by the Fund to repurchase that debt obligation from that party on a future date at an agreed-upon price. Similar to borrowing, reverse repurchase agreements provide the Fund with cash for investment purposes, which creates leverage and subjects the Fund to the risks of leverage. Reverse repurchase agreements also involve the risk that the other party may fail to return the securities in a timely manner or at all. The Fund could lose money if it is unable to recover the securities and the value of collateral held by the Fund, including the value of the investments made with cash collateral, is less than the value of the securities.
•Subsidiary Investment Risk. By investing in the Subsidiary, the Fund is indirectly exposed to the risks associated with the Subsidiary’s investments. The derivatives and other investments held by the Subsidiary are generally similar to those that are permitted to be held by the Fund and are subject to the same risks that apply to similar investments if held directly by the Fund. The Subsidiary is not registered under the 1940 Act, and, unless otherwise noted in this Prospectus, is not subject to all the investor protections of the 1940 Act. Changes in the laws of the United States and/or the Cayman Islands could result in the inability of the Fund and/or the Subsidiary to continue to operate as it does currently and could adversely affect the Fund. For example, the Cayman Islands does not currently impose any income, corporate or capital gains tax or withholding tax on the Subsidiary. If Cayman Islands law changes such that the Subsidiary must pay Cayman Islands taxes, Fund shareholders would likely suffer decreased investment returns.
•Tax Risk. The Fund may gain most of its exposure to the commodities markets through its investment in the Subsidiary, which may invest directly in commodity-linked derivative instruments, including commodities futures and reverse repurchase agreements. In order for the Fund to qualify as a RIC under Subchapter M of the Code, the Fund must, among other requirements, derive at least 90% of its gross income for each taxable year from sources generating “qualifying income” for purposes of the “qualifying income test,” which is described in more detail in the section titled “Federal Income Taxes” in the SAI. The Fund’s investment in the Subsidiary is expected to provide the Fund with exposure to the commodities markets within the limitations of the federal tax requirements of Subchapter M of the Code for qualification as a RIC. The “Subpart F” income (defined in Section 951 of the Code to include passive income, including from commodity-linked derivatives) of the Fund attributable to its investment in the Subsidiary is “qualifying income” to the Fund to the extent that such income is derived with respect to the Fund’s business of investing in stock, securities or currencies. The Fund expects its “Subpart F” income attributable to its investment in the Subsidiary to be derived with respect to the Fund’s business of investing in stock, securities or currencies and accordingly expects its “Subpart F” income attributable to its investment in the Subsidiary to be treated as “qualifying income.” The Fund generally will be required to include in its own taxable income the “Subpart F” income of the Subsidiary for a tax year, regardless of whether the Fund receives a distribution of the Subsidiary’s income in that tax year, and this income would nevertheless be subject to the distribution requirement for qualification as a RIC and would be taken into account for purposes of the 4% excise tax. The Adviser will carefully monitor the Fund’s investments in the Subsidiary to ensure that no more than 25%

of the Fund’s assets are invested in the Subsidiary to comply with the Fund’s asset diversification test as described in more detail in the SAI.
If the Fund did not qualify as a RIC for any taxable year and certain relief provisions were not available, the Fund’s taxable income would be subject to tax at the Fund level and to a further tax at the shareholder level when such income is distributed. In such event, in order to re-qualify for taxation as a RIC, the Fund might be required to recognize unrealized gains, pay substantial taxes and interest and make certain distributions. This would cause investors to incur higher tax liabilities than they otherwise would have incurred and would have a negative impact on Fund returns. In such event, the Board may determine to reorganize or close the Fund or materially change the Fund’s investment objective and strategies. In the event that the Fund fails to qualify as a RIC, the Fund will promptly notify shareholders of the implications of that failure.
•Valuation Risk. The Fund or the Subsidiary may hold securities or other assets that may be valued on the basis of factors other than readily available market quotations. This may occur because the asset or security does not trade on a centralized exchange, or in times of market turmoil or reduced liquidity. There are multiple methods that can be used to value a portfolio holding when market quotations are not readily available. The value established for any portfolio holding at a point in time might differ from what would be produced using a different methodology or if it had been priced using market quotations. Portfolio holdings that are valued using techniques other than market quotations, including “fair valued” assets or securities, may be subject to greater fluctuation in their valuations from one day to the next than if market quotations were used. In addition, there is no assurance that the Fund or the Subsidiary could sell or close out a portfolio position for the value established for it at any time, and it is possible that the Fund or the Subsidiary would incur a loss because a portfolio position is sold or closed out at a discount to the valuation established by the Fund or the Subsidiary at that time. The ability to value investments may be impacted by technological issues or errors by pricing services or other third-party service providers.
•Volatility Risk. The value of certain of the Fund’s investments, including commodities futures, is subject to market risk. Market risk is the risk that the value of the investments to which the Fund is exposed will fall, which could occur due to general market or economic conditions or other factors.
•Whipsaw Markets Risk. The Fund may be subject to the forces of “whipsaw” markets (as opposed to choppy or stable markets), in which significant price movements develop but then repeatedly reverse. “Whipsaw” describes a situation where a security’s price is moving in one direction but then quickly pivots to move in the opposite direction. Such market conditions could cause substantial losses to the Fund.
Performance
The Fund had not commenced investment operations prior to the date of this Prospectus and therefore does not have a performance history for a full calendar year. In the future, performance information for the Fund will be presented in this section. Updated performance information is available on the Fund’s website at www.teucrium.com.

Investment Adviser:	Teucrium Investment Advisors, LLC
Portfolio Managers:	Springer Harris and Joran Haugens, each Portfolio Managers of the Adviser, have been portfolio managers of the Fund since its inception. Chris Small, a Portfolio Manager of the Adviser, has been a portfolio manager of the Fund since July 2025.

For important information about the purchase and sale of Fund shares, tax information and financial intermediary compensation, please turn to “Purchase and Sale of Fund Shares, Taxes and Financial Intermediary Compensation” on page 93.

TEUCRIUM 2X DAILY SOYBEAN ETF - FUND SUMMARY
Important Information About the Fund
Teucrium 2x Daily Soybean ETF (“2x Daily Soybean ETF” or the “Fund”) seeks daily investment results, before fees and expenses, that correspond to two times (2x) the price of soybeans for future delivery for a single day, not for any other period. A “single day” is measured from the time the Fund calculates its net asset value (“NAV”) to the time of the Fund’s next NAV calculation. The NAV calculation time for the Fund typically is 4:00 p.m. Eastern Time. The return of the Fund for periods longer than a single day will be the result of its return for each day compounded over the period. The Fund’s returns for periods longer than a single day will very likely differ in amount, and possibly even direction, from the Fund’s stated multiple (2x) times the return of daily changes in the price of soybeans for future delivery for the same period. For periods longer than a single day, the Fund will lose money if soybean’s performance is flat, and it is possible that the Fund will lose money even if the price of soybeans for future delivery increases. Longer holding periods, higher volatility in the price of soybeans for future delivery, and greater leveraged exposure each exacerbate the impact of compounding on an investor’s returns. During periods of higher soybean volatility, the volatility of soybeans may affect the Fund’s return as much as or more than the return of the price of soybeans for future delivery.
The Fund presents different risks than other types of funds. The Fund uses leverage and is riskier than similarly benchmarked funds that do not use leverage. The Fund may not be suitable for all investors and should be used only by knowledgeable investors who understand the consequences of seeking daily leveraged (2x) investment results, including the impact of compounding on Fund performance. The Fund is intended to be used as a short-term trading vehicle. Investors in the Fund should actively manage and monitor their investments, as frequently as daily. The Fund is not intended to be used by, and is not appropriate for, investors who do not actively monitor and manage their portfolio. An investor in the Fund could potentially lose the full principal value of their investment within a single day. The Fund does not intend to take physical delivery of the soybean associated with the Soybean Futures Contracts (defined below) in which it invests. Instead, the Fund seeks to benefit from increases in the price of Soybean Futures Contracts for a single day.
Investment Objective
The 2x Daily Soybean ETF seeks daily investment results, before fees and expenses, that correspond to two times (2x) the daily price performance of soybeans. The Fund does not seek to achieve its stated investment objective over a period of time greater than a single day.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund (“Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below.

Shareholder Fees (fees paid directly from your investment)	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee[1]	1.49%
Distribution and/or Service (12b-1) Fees	0.00%
Other Expenses[2,3]	0.00%
Total Annual Fund Operating Expenses	1.49%
Less Fee Waiver[1]	-0.54%
Total Annual Fund Operating Expenses After Fee Waiver	0.95%
1 Teucrium Investment Advisors, LLC (the “Adviser”), the Fund’s investment adviser, has contractually agreed to reduce the Fund’s management fee from 1.49% to 0.95% of the Fund’s average daily net assets until at least April 30, 2027. This agreement may be terminated only by or with the consent of, the Fund’s Board of Trustees (the “Board”).
2     The Adviser also serves as the investment adviser to the Subsidiary (defined below) and provides the Subsidiary with the same type of management services, under essentially the same terms, as it provides the Fund. The Adviser has agreed to waive the management fee of 1.49% to be paid by the Subsidiary. This waiver will continue in effect until at least April 30, 2027. This waiver may be terminated only with the approval of the Subsidiary’s Board of Directors.
3 Estimated for the current fiscal year.
Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The Example does not take into account brokerage commissions that you may pay on your purchases and sales of Shares. The

Example reflects the management fee reduction described in the table above for the first year only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	$97	3 Years	$435
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in the Total Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. The Fund’s portfolio turnover rate has been omitted because the Fund had not commenced investment operations prior to the date of this Prospectus.
Principal Investment Strategies
The Fund is an actively managed exchange-traded fund (“ETF”) that seeks to achieve its investment objective primarily through managed exposure to soybean futures contracts (“Soybean Futures Contracts”) that trade only on an exchange registered with the Commodity Futures Trading Commission (“CFTC”), and cash, cash-equivalents or high-quality securities that serve as collateral to the Fund’s investments in Soybean Futures Contracts (“Collateral Investments”). In this manner, the Fund seeks to provide daily leveraged exposure to the price of soybeans to seek returns equal to 200% of the daily price performance of soybeans. The Fund does not intend to take physical delivery of soybeans associated with the Soybean Futures Contracts. Instead, the Fund seeks to benefit from increases in the price of Soybean Futures Contracts for a single day.
The Fund also may invest in “Other Investments,” which may include: (i) reverse repurchase agreement transactions; (ii) shares of other Soybean-linked exchange traded investment products (“Soybean-Linked ETPs”) not registered as investment companies under the Investment Company Act of 1940, as amended (the “1940 Act”), which may include affiliated Soybean-Linked ETPs such as Teucrium Soybean Fund (Ticker: SOYB), the sponsor of which wholly owns and controls the Adviser; and (iii) swap agreement transactions that reference soybeans, Soybean-Linked ETPs, Soybean Futures Contracts, or soybean-related indexes (such as the Bloomberg Soybean Subindex, S&P GSCI Soybeans or Teucrium Soybean Fund Benchmark Index).
The Fund invests, under normal circumstances, at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in Soybean Futures Contracts and Other Investments that in the aggregate provide exposure to the price movements of soybeans.
Unlike many other commodity-based exchange-traded products, the Fund will not issue its shareholders a Schedule K-1 for tax reporting purposes, which can increase the complexity of a shareholder’s tax reporting. Instead, the Fund is designed to be taxed as a conventional mutual fund and will issue a Form 1099 to its shareholders for tax reporting purposes. A consequence of the Fund’s tax status is that it generally is limited to obtaining its exposure to Soybean Futures Contracts through the Subsidiary, which is defined and described in the paragraphs that follow.
The Fund expects to invest in Soybean Futures Contracts primarily indirectly through a wholly-owned subsidiary organized under the laws of the Cayman Islands (the “Subsidiary”). To seek to achieve 2x daily exposure to soybeans, the Fund intends to typically enter into Soybean Futures Contracts as the “buyer.” In order to maintain its 2x daily exposure to soybeans, the Fund intends to exit its futures contracts as they near expiration and replace them with new futures contracts with a later expiration date. This process is referred to as “rolling.” The Fund may invest in Soybean Futures Contracts of any expiration date traded on any CFTC-regulated commodity futures exchange, also known as a “designated contract market” (“DCM”). However, there can be no guarantee that such a strategy will produce the desired results.
The Fund’s investment in the Subsidiary is intended to provide the Fund with exposure to Soybean Futures Contracts, a type of commodities futures contract, within the limits of current federal income tax laws applicable to investment companies such as the Fund, which limit the ability of investment companies to invest directly in commodities futures and certain other investments that do not generate qualifying income for tax purposes. The Subsidiary, which is also managed by the Adviser, has the same investment objective as the Fund, but it may invest in commodities futures and similar investments, including certain Other Investments, to a greater extent than the Fund. Except as otherwise noted, for purposes of this Prospectus, references to the Fund’s investments include the Fund’s indirect investments through the Subsidiary. Because the Fund intends to elect to be treated as a regulated investment company (“RIC”) under the Internal Revenue Code of 1986, as amended (the “Code”), the size of the Fund’s investment in the Subsidiary generally will be limited to 25% of the Fund’s total assets, tested at the end of each fiscal quarter.
The Fund will attempt to achieve its investment objective without regard to overall market movement or the increase or decrease of the price of soybeans. At the close of the markets each trading day, the Adviser determines the type, quantity and mix of investment positions so that its exposure to price of soybeans is consistent with the Fund’s investment objective. The impact of movements in the price of soybeans during the day will affect whether the Fund’s portfolio needs to be re-positioned. For example, if the price of soybeans has risen on a given day, net assets of the Fund should rise, meaning the Fund’s exposure will need to be increased. Conversely, if the price of soybeans has fallen on a given day, net assets of the Fund should fall, meaning the Fund’s exposure will need to be reduced.

The Adviser may determine to modify the extent of the Fund’s exposure to Soybean Futures Contracts in order to avoid exceeding any position limits applicable to Soybean Futures Contracts established by the applicable DCM. These position limits may hinder the Fund’s ability to enter into the desired amount of Soybean Futures Contracts at times. Because of the anticipated size of the Fund’s Soybean Futures Contracts holdings relative to the size of the futures market, the Adviser does not anticipate that position limits will adversely affect the Fund’s ability to seek its target exposure until the Fund’s assets under management grow significantly. Any determination to modify the Fund’s exposure to Soybean Futures Contracts may cause the Fund to liquidate its Soybean Futures Contracts holdings at disadvantageous times or prices, potentially subjecting the Fund to substantial losses, and prevent the Fund from achieving its investment objective.
The Fund will also invest in Collateral Investments. The Collateral Investments may consist of: (i) U.S. Government securities, such as bills, notes and bonds issued by the U.S. Treasury; (ii) money market funds; and/or (iii) corporate debt securities, such as commercial paper and other short-term unsecured promissory notes issued by businesses that are rated investment grade or determined by the Adviser to be of comparable quality. Such Collateral Investments are designed to provide liquidity, serve as margin or otherwise collateralize the Fund’s investments in Soybean Futures Contracts and certain Other Investments.
The Fund is classified as a “non-diversified” investment company under the 1940 Act and, therefore, may invest a greater percentage of its assets in a particular issuer than a diversified fund. The Fund will not concentrate its investments (i.e., hold more than 25% of its total assets) in any industry or group of related industries. The Fund, however, will invest more than 25% of its total assets in investments that provide exposure to soybeans.
Daily rebalancing and the compounding of each day’s return over time means that the return of the Fund for a period longer than a single day will be the result of each day’s returns compounded over the period, which will very likely differ in amount, and possibly even direction, from two times (2x) the price performance of soybeans for the same period. The Fund will lose money if the price performance of soybeans is flat over time, and the Fund can lose money regardless of the performance of the price of soybeans, as a result of daily rebalancing, the volatility of the price of soybeans, compounding of each day’s return and other factors. See “Principal Investment Risks” below.
Soybean Futures Contracts
Futures contracts are agreements between two parties that are executed on a DCM, i.e., a commodity futures exchange, and that are cleared and margined through a derivatives clearing organization (“DCO”), i.e., a clearing house. One party agrees to buy a commodity such as soybeans from the other party at a later date at a price and quantity agreed upon when the contract is made. Such contracts may be referred to as “non-spot” futures contracts to differentiate from spot contracts, in which the purchase of the commodity occurs immediately. In market terminology, a party who purchases a futures contract is long in the market and a party who sells a futures contract is short in the market. The contractual obligations of a buyer or seller may generally be satisfied by taking or making physical delivery of the underlying commodity or by making an offsetting sale or purchase of an identical futures contract on the same or linked exchange before the designated date of delivery. The difference between the price at which the futures contract is purchased or sold and the price paid for the offsetting sale or purchase, after allowance for brokerage commissions, constitutes the profit or loss to the trader.
Futures contracts with a longer term to expiration may be priced higher than futures contracts with a shorter term to expiration, a relationship called “contango”. When rolling futures contracts that are in contango the Fund will close its long position by selling the shorter term contract at a relatively lower price and buying a longer-dated contract at a relatively higher price. The presence of contango will adversely affect the performance of the Fund, and could result in a negative yield for the Fund. Conversely, futures contracts with a longer term to expiration may be priced lower than futures contracts with a shorter term to expiration, a relationship called “backwardation”. When rolling long futures contracts that are in backwardation, the Fund will close its long position by selling the shorter term contract at a relatively higher price and buying a longer-dated contract at a relatively lower price. The presence of backwardation may positively affect the performance of the Fund.
If circumstances arise where market prices for Soybean Futures Contracts are not readily available, the Fund will fair value its Soybean Futures Contracts in accordance with its pricing and valuation policy and procedures for fair value determinations. Pursuant to those policies and procedures, the Adviser would consider various factors, such as pricing history; market levels prior to price limits or halts; supply, demand, and open interest in Soybean Futures Contracts; and comparison to other major commodity futures. The Adviser would document its proposed pricing and methodology, detailing the factors that entered into the valuation.
Soybeans
Global soybean production is concentrated in the U.S., Brazil, Argentina and China. The United States Department of Agriculture (“USDA”) has estimated that, for the Crop Year 2023-24, the United States will produce approximately 113 MMT of soybeans or approximately 29% of estimated world production, with Brazil production at 155 MMT. Argentina is projected to produce about 50 MMT. For 2023-24, based on the March 8, 2024 USDA report, global consumption of 382 MMT is estimated slightly lower than global production of 397 MMT. If the global demand for soybeans is not equal to global supply, this may have an impact on the price of soybeans. Global soybean consumption may fluctuate year over year due to any number of reasons which may include, but is not limited to, economic conditions, global health concerns, and international trade policy. Soybeans are a staple commodity used pervasively across the globe so that any contractions in consumption may only be temporary as has historically been the case.
As a general matter, the occurrence of a severe weather event, natural disaster, terrorist attack, geopolitical events, outbreak, or public health emergency as declared by the World Health Organization, the continuation or expansion of war or other hostilities, or a prolonged government shutdown may have significant adverse effects on the Fund and its investments and alter current assumptions and expectations. The price per bushel of soybeans in the United States is primarily a function of both U.S. and global production and demand. Volatility, trading volumes, and prices in global soybean markets have risen dramatically and are expected to continue indefinitely at elevated levels. The Adviser has no ability to discern when current high levels of volatility will subside.
Other Investments
In order to help the Fund meet its daily investment objective by maintaining the daily desired level of leveraged exposure to soybeans, maintain its tax status as a RIC on days in and around quarter-end, help the Fund maintain its desired exposure to Soybean Futures Contracts when it is approaching or has exceeded position limits or accountability levels, or because of liquidity or other constraints, the Fund may invest in the following:
Reverse Repurchase Agreements
The Fund may invest in reverse repurchase agreements which are a form of borrowing in which the Fund sells portfolio securities to financial institutions and agrees to repurchase them at a mutually agreed-upon date and price that is higher than the original sale price, and use the proceeds for investment purchases.
As a result of the Fund repurchasing the securities at a higher price, the Fund will lose money by engaging in reverse repurchase agreement transactions.
As noted above, because the Fund intends to qualify for treatment as a RIC under the Code, the size of the Fund’s investment in the Subsidiary will not exceed 25% of the Fund’s total assets at or around each quarter end of the Fund’s fiscal year (the “Asset Diversification Test”). At other times of the year, the Fund’s investments in the Subsidiary will significantly exceed 25% of the Fund’s total (or gross) assets.
When the Fund seeks to reduce its total assets exposure to the Subsidiary, it may use the short-term Treasury Bills it owns (and purchase additional Treasury Bills as needed) to transact in reverse repurchase agreement transactions, which are ostensibly loans to the Fund. Those loans will increase the gross assets of the Fund, which the Adviser expects will allow the Fund to meet the Asset Diversification Test. When the Fund enters into a reverse repurchase agreement, it will either (i) be consistent with Section 18 of the 1940 Act and maintain asset coverage of at least 300% of the value of the reverse repurchase agreement; or (ii) treat the reverse repurchase agreement transactions as derivative transactions for purposes of Rule 18f-4 under the 1940 Act (“Rule 18f-4”), including as applicable, the value-at-risk based limit on leverage risk.
Soybean-Linked ETPs
The Fund may invest in shares of Soybean-Linked ETPs, which are exchange-traded investment products not registered under the 1940 Act that seek to match the daily changes in the price of soybean for future delivery, and trade intra-day on a national securities exchange. Soybean-Linked ETPs are passively managed and do not pursue active management investment strategies, and their sponsors do not actively manage the exposure to soybean held by the ETP. This means that the sponsor of the ETP does not sell soybean futures contracts at times when its price is high or acquire soybean futures contracts at low prices in the expectation of future price increases.
Swaps that reference soybeans, Soybean-Linked ETPs, Soybean Futures Contracts, or soybean-related indexes
The Fund may invest in cash-settled swap agreements referencing soybean, Soybean-Linked ETPs, Soybean Futures Contracts or soybean-related indexes. Swap contracts are transactions entered into primarily with major global financial institutions for a specified period ranging from a day to more than one year. In a swap transaction, the Fund and a counterparty will agree to exchange or “swap” payments based on the change in value of an underlying asset or benchmark. For example, the two parties may agree to exchange the return (or differentials in rates of returns) earned or realized on a particular investment or instrument. In the case of the Fund, the reference asset can be shares of soybeans, shares of Soybean-Linked ETPs, Soybean Futures Contracts, or soybean-related indexes.
Principal Investment Risks
The principal risks of investing in the Fund are summarized below. The principal risks are presented in alphabetical order to facilitate finding particular risks and comparing them with the risks of other funds. Each risk summarized below is considered a “principal risk” of investing in the Fund, regardless of the order in which it appears. As with any investment, there is a risk that you could lose all or a portion of your investment in the Fund. Some or all of these risks may adversely affect the Fund’s net asset value (“NAV”), trading price, yield, total return and/or ability to meet its investment objective. The following risks could affect the value of your investment in the Fund:
•Agricultural Commodities Risk. The price and availability of agricultural commodities is influenced by economic and industry conditions, including but not limited to supply and demand factors such as: crop disease; weed control; water and fertilizer availability; various planting, growing, or harvesting problems; severe weather conditions such as drought, floods, heavy rains, frost, or natural disasters that are difficult to anticipate and that cannot be controlled. The U.S. prices of agricultural commodities may be subject to risks relating to the demand and distribution of such commodities in foreign countries, such as: uncontrolled fires (including arson); challenges in doing business with foreign companies; legal and regulatory restrictions; transportation costs; interruptions in energy supply; currency exchange rate fluctuations; and political and economic instability. Additionally, demand for agricultural commodities is affected by changes in consumer tastes, national, regional and local economic conditions, and demographic trends.
Agricultural commodity production is subject to United States and foreign policies and regulations that materially affect operations. Governmental policies affecting the agricultural industry, such as taxes, tariffs, duties, subsidies, incentives, acreage control, and import and export restrictions on agricultural commodities and commodity products, can influence the planting of certain crops, the location and size of crop production, the volume and types of imports and exports, and industry profitability. Additionally, commodity production is affected by laws and regulations relating to, but not limited to, the sourcing, transporting, storing and processing of agricultural raw materials as well as the transporting, storing and distributing of related agricultural products. Agricultural commodity producers also may need to comply with various environmental laws and regulations, such as those regulating the use of certain pesticides, and local laws that regulate the production of genetically modified crops. In addition, international trade disputes can adversely affect agricultural commodity trade flows by limiting or disrupting trade between countries or regions.
Seasonal fluctuations in the price of agricultural commodities may cause risk to an investor because of the possibility that Share prices will be depressed because of the relevant harvest cycles. In the futures market, fluctuations are typically reflected in contracts expiring in the harvest season (i.e., in the case of soybeans, contracts expiring during the fall are typically priced lower than contracts expiring in the winter and spring). Thus, seasonal fluctuations could result in an investor incurring losses upon the sale of Shares, particularly if the investor needs to sell Shares when a Soybean Futures Contract is, in whole or part, expiring in the harvest season for the specified commodity.
◦Risks Specific to Soybeans. The increased production of soybean crops in South America and the rising demand for soybeans in emerging nations such as China and India have increased competition in the soybean market. Like the conversion of corn into ethanol, soybeans can be converted into biofuels such as biodiesel. Accordingly, the soybean market has become increasingly affected by demand for biofuels and related legislation. The supply of soybeans could be reduced by the spread of soybean rust, a wind-borne fungal disease. Although soybean rust can be killed with chemicals, chemical treatment increases production costs for farmers. In addition, because processing soybean oil can create trans-fats, the demand for soybean oil may decrease due to heightened governmental regulation of trans-fats or trans-fatty acids. The U.S. Food and Drug Administration currently requires food manufacturers to disclose levels of trans-fats contained in their products, and various local governments have enacted or are considering restrictions on the use of trans-fats in restaurants. Many major food processors have either switched or indicated an intention to switch to oil products with lower levels of trans-fats or trans-fatty acids.
•Cash Transaction Risk. The Fund expects to effect all of its creations and redemptions for cash, rather than in-kind securities. The Fund may be required to sell or unwind portfolio investments to obtain the cash needed to distribute redemption proceeds. This may cause the Fund to recognize a capital gain that it might not have recognized if it had made a redemption in kind. As a result, the Fund may pay out higher annual capital gain distributions than if the in-kind redemption process was used. The use of cash creations and redemptions may also cause the Fund’s shares to trade in the market at wider bid-ask spreads or greater premiums or discounts to the Fund’s NAV. Further, effecting purchases and redemptions primarily in cash may cause the Fund to incur certain costs, such as portfolio transaction costs. These costs can decrease the Fund’s NAV if not offset by an authorized participant transaction fee.
•Clearing Broker Risk. The failure or bankruptcy of the Fund’s and the Subsidiary’s clearing broker could result in a substantial loss of Fund assets. Under current CFTC regulations, a clearing broker maintains customers’ assets in a bulk segregated account. If a clearing broker fails to do so or is unable to satisfy a substantial deficit in a customer account, its other customers may be subject to risk of loss of their funds in the event of that clearing broker’s bankruptcy. In that event, the clearing broker’s customers, such as the Fund and the Subsidiary, are entitled to recover, even in respect of property specifically traceable to them, only a proportional share of all property available for distribution to all of that clearing broker’s customers.
•Collateral Securities Risk. Collateral may include obligations issued or guaranteed by the U.S. government and its agencies and instrumentalities, including bills, notes, and bonds issued by the U.S. Treasury, as well as money market funds and corporate debt securities, such as commercial paper. Some securities issued or guaranteed by federal agencies and U.S. government-sponsored instrumentalities may not be backed by the full faith and credit of the United States, in which case the investor must look principally to the agency or instrumentality issuing or guaranteeing the security for ultimate repayment, and may not be able to assert a claim against the United States itself in the event that the agency or instrumentality does not meet its commitment. The U.S. government and its agencies and instrumentalities do not guarantee the market value of their securities, and consequently, the value of such securities may fluctuate. Although the Fund may hold securities that carry U.S. government guarantees, these guarantees do not extend to shares of the Fund. The Fund’s investments in U.S. government securities will change in value in response to interest rate changes and other factors, such as the perception of an issuer’s creditworthiness. Money market funds are subject to management fees and other expenses. Therefore, investments in money market funds will cause the Fund to bear indirectly a proportional share of the fees and costs of the money market funds in which it invests. At the same time, the Fund will continue to pay its own management fees and expenses with respect to all of its assets, including any portion invested in the shares of the money market fund. It is possible to lose money by investing in money market funds. Corporate debt securities such as commercial paper generally are short-term unsecured promissory notes issued by businesses. Corporate debt may be rated investment-grade or below investment-grade and may carry variable or floating rates of interest. Corporate debt securities carry both credit risk and interest rate risk. Credit risk is the risk that the Fund could lose money if the issuer of a corporate debt security is unable to pay interest or repay principal when it is due. Interest rate risk is the risk that interest rates rise and fall over time. For example, the value of fixed-income securities generally decrease when interest rates rise, which may cause the Fund’s value to decrease. Also, investments in fixed-income securities with longer maturities fluctuate more in response to interest rate changes. Some corporate debt securities that are rated below investment-grade generally are considered speculative because they present a greater risk of loss, including default, than higher quality debt securities.
•Commodity-Linked Derivatives Tax Risk. As a RIC, the Fund must derive at least 90% of its gross income each taxable year from certain qualifying sources of income under the Code. The income of the Fund from certain commodity-linked derivatives may be treated as non-qualifying income for purposes of the Fund’s qualification as a RIC, in which case, the Fund might fail to qualify as a RIC and be subject to federal income tax at the Fund level. To the extent the Fund invests directly in commodity-linked derivatives, the Fund will seek to restrict its income from such instruments that do not generate qualifying income to a maximum of 10% of its gross income (when combined with its other investments that produce non-qualifying income) to comply with the qualifying income test necessary for the Fund to qualify as a RIC under Subchapter M of the Code. However, the Fund may generate more non-qualifying income than anticipated, may not be able to generate qualifying income in a particular taxable year at levels sufficient to meet the qualifying income test, or may not be able to accurately predict the non-qualifying income from these investments.
The extent to which the Fund invests in commodity-linked derivatives may be limited by the qualifying income and asset diversification tests, which the Fund must continue to satisfy to maintain its status as a RIC. If the Fund does not qualify as a RIC for any taxable year and certain relief provisions are not available, the Fund’s taxable income would be subject to tax at the Fund level and to a further tax at the shareholder level when such income is distributed. Failure to comply with the requirements for qualification as a RIC could have significant negative tax consequences to Fund shareholders. Under certain circumstances, the Fund may be able to cure a failure to meet the qualifying income requirement, but in order to do so the Fund may incur significant Fund-level taxes, which would effectively reduce (and could eliminate) the Fund’s returns. The tax treatment of certain commodity-linked derivatives may be affected by future regulatory or legislative changes that could affect the character, timing and/or amount of the Fund’s taxable income or gains and distributions.
•Commodity Pool Regulatory Risk. The Fund’s investment exposure to commodities futures will cause it to be deemed to be a commodity pool, thereby subjecting the Fund to regulation under the Commodity Exchange Act (“CEA”) and CFTC rules. The Adviser is registered as a Commodity Trading Advisor (“CTA”) and a Commodity Pool Operator (“CPO”), and the Fund will be operated in accordance with applicable CFTC rules, as well as the regulatory scheme applicable to registered investment companies. Registration as a CPO imposes additional compliance obligations on the Adviser and the Fund related to additional laws, regulations, and enforcement policies, which could increase compliance costs and may affect the operations and financial performance of the Fund.
•Counterparty Risk. Investing in derivatives involves entering into contracts with third parties (i.e., counterparties). The use of derivatives involves risks that are different from those associated with ordinary portfolio securities transactions. The Fund will be subject to credit risk (i.e., the risk that a counterparty is or is perceived to be unwilling or unable to make timely payments or otherwise meet its contractual obligations) with respect to the amount it expects to receive from counterparties to derivatives entered into by the Fund. If a counterparty becomes bankrupt or fails to perform its obligations, or if any collateral posted by the counterparty for the benefit of the Fund is insufficient or there are delays in the Fund’s ability to access such collateral, the value of an investment in the Fund may decline. The counterparty to a listed futures contract is the derivatives clearing organization for the listed future. The listed future is held through a futures commission merchant (“FCM”) acting on behalf of the Fund. Consequently, the counterparty risk on a listed futures contract is the creditworthiness of the FCM and the exchange’s clearing corporation.
•Cybersecurity Risk. Cybersecurity incidents may allow an unauthorized party to gain access to Fund assets or proprietary information, or cause the Fund, the Adviser, and/or other service providers (including custodians and financial intermediaries) to suffer data breaches or data corruption. Additionally, cybersecurity failures or breaches of the electronic systems of the Fund, the

Adviser, the Fund’s other service providers, market makers, Authorized Participants (“APs”), the Fund’s primary listing exchange, or the issuers of securities in which the Fund invests have the ability to disrupt and negatively affect the Fund’s business operations, including the ability to purchase and sell Shares, potentially resulting in financial losses to the Fund and its shareholders.
•Daily Correlation/Tracking Risk. There is no guarantee that the Fund will achieve a high degree of correlation to the price performance of soybeans and therefore achieve its daily leveraged investment objective. To achieve a high degree of correlation with the price performance of soybeans, the Fund seeks to rebalance its portfolio daily to keep leverage consistent with its daily leveraged investment objective. In addition, the Fund’s exposure to the price of soybeans is impacted by the movement of the price of soybean. Because of this, it is unlikely that the Fund will be perfectly exposed to the price performance of soybean at the end of each day. The possibility of the Fund being materially over- or under-exposed to the price performance of soybeans increases on days when the price of soybeans is volatile near the close of the trading day. Market disruptions, regulatory restrictions and extreme volatility will also adversely affect the Fund’s ability to adjust exposure to the required levels.
The Fund may have difficulty achieving its daily leveraged investment objective due to fees, expenses, transaction costs, financing costs related to the use of derivatives, investments in exchange-traded products, directly or indirectly, income items, valuation methodology, accounting standards and disruptions or illiquidity in the markets for the securities or derivatives held by the Fund. The Fund may be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being over- or under-exposed to the price of soybeans. The Fund may take or refrain from taking positions to improve the tax efficiency or to comply with various regulatory restrictions, either of which may negatively impact the Fund’s correlation to the price performance of soybeans.
•Derivatives Risk. The Fund’s derivative investments have risks, including the imperfect correlation between the value of such instruments and the underlying assets or index; the loss of principal, including the potential loss of amounts greater than the initial amount invested in the derivative instrument; and illiquidity of the derivative investments. The derivatives used by the Fund may give rise to a form of leverage. Leverage magnifies the potential for gain and may result in greater losses, which in some cases may cause the Fund to liquidate other portfolio investments at inopportune times (e.g., at a loss to comply with limits on leverage imposed by the 1940 Act or when the Adviser otherwise would have preferred to hold the investment) or to meet redemption requests. Certain of the Fund’s transactions in derivatives could also affect the amount, timing, and character of distributions to shareholders, which may result in the Fund realizing more short-term capital gain and ordinary income subject to tax at ordinary income tax rates than it would if it did not engage in such transactions, which may adversely impact the Fund’s after-tax returns. To the extent the Fund invests in such derivative instruments, the value of the Fund’s portfolio is likely to experience greater volatility over short-term periods.
◦Futures Contracts Risk. The successful use of futures contracts draws upon the Adviser’s skill and experience with respect to such instruments and is subject to special risk considerations. The primary risks associated with the use of futures contracts, which may adversely affect the Fund’s NAV and total return, are: (a) the imperfect correlation between the change in market value of the futures contract and the price of commodity; (b) possible lack of a liquid secondary market for a futures contract and the resulting inability to close a futures contract when desired; (c) losses caused by unanticipated market movements, which are potentially unlimited; (d) the Adviser’s inability to predict correctly the direction of securities prices, interest rates, currency exchange rates and other economic factors; (e) the possibility that the counterparty will default in the performance of its obligations; and (f) if the Fund has insufficient cash, it may have to sell investments from its portfolio to meet daily variation margin requirements, and the Fund may have to sell investments at a time when it may be disadvantageous to do so.
◦Cost of Futures Investment Risk. When a commodities futures contract is nearing expiration, the Fund will generally sell it and use the proceeds to buy a commodities futures contract with a later expiration date. This practice is commonly referred to as “rolling.” The costs associated with rolling commodities futures contract typically are substantially higher than the costs associated with other futures contracts and may have a significant adverse impact on the performance of the Fund. In addition, the presence of contango in certain futures contracts at the time of rolling would be expected to adversely affect the Fund. Similarly, the presence of backwardation in certain futures contracts at the time of rolling such contracts would be expected to positively affect the Fund. The futures contracts markets have experienced, and are likely to experience again in the future, extended periods in which contango or backwardation have affected various types of futures contracts. These extended periods have caused in the past, and may cause in the future, significant losses.
◦Swap Agreements Risk. Swap agreements are contracts among the Fund and a counterparty to exchange the return of the pre-determined underlying investment (such as the rate of return of the underlying commodity). Swap agreements may be negotiated bilaterally and traded over-the-counter (“OTC”) between two parties or, for certain standardized swaps, must be exchange-traded through an FCM and/or cleared through a clearinghouse that serves as a central counterparty. Swap agreements may be subject to fees and expenses, and by investing in swaps indirectly through the Fund, a shareholder will bear the expenses of such derivatives in addition to expenses of the Fund. Risks associated with the use of swap agreements are different from those associated with ordinary portfolio securities transactions, due in part to the fact they could be considered illiquid and many swaps trade on the OTC market. Swaps are particularly subject to counterparty credit, correlation, valuation, liquidity and leveraging risks. While exchange trading and central clearing are intended to reduce counterparty credit risk and increase liquidity, they do not make swap transactions risk-free. Additionally, applicable regulators have adopted rules imposing certain margin requirements, including minimums, on OTC swaps, which may result in the Fund and its counterparties posting higher margin amounts for OTC swaps, which could increase the cost of swap transactions to the Fund and impose added operational complexity.
•Early Close/Trading Halt Risk. An exchange or market may close or issue trading halts on specific investments, or the ability to buy or sell certain securities or financial instruments may be restricted, which may result in the Fund being unable to buy or sell certain securities or financial instruments. In such circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments, and/or may incur substantial trading losses.
•Effects of Compounding and Market Volatility Risk. The Fund has a daily leveraged investment objective and the Fund’s performance for periods greater than a trading day will be the result of each day’s returns compounded over the period, which is very likely to differ from two times (2x) the price performance of soybeans, before fees and expenses. Compounding affects all investments, but has a more significant impact on funds that are leveraged and that rebalance daily. For a leveraged fund, if adverse daily performance of the price of soybeans reduces the amount of a shareholder’s investment, any further adverse daily performance will lead to a smaller dollar loss because the shareholder’s investment had already been reduced by the prior adverse performance. Equally, however, if favorable daily performance of the price of soybean increases the amount of a shareholder’s investment, the dollar amount lost due to future adverse performance will increase because the shareholder’s investment has increased.
The effect of compounding becomes more pronounced as volatility of the price of soybeans and the holding period increase. The impact of compounding will impact each shareholder differently depending on the period of time an investment in the Fund is held and the volatility of the price of soybeans during the shareholder’s holding period of an investment in the Fund.
The chart below provides examples of how reference price volatility could affect the Fund’s performance. The chart illustrates the impact of two factors that affect the Fund’s performance: soybean price volatility and the price performance of soybeans. The price performance of soybeans shows the percentage change in the price of soybeans over the specified time period, while soybean price volatility is a statistical measure of the magnitude of fluctuations in the price performance during that time period. As illustrated below, even if the price change over two equal time periods is identical, different price volatility (i.e., fluctuations in the rates of return) during the two time periods could result in drastically different Fund performance for the two time periods due to the effects of compounding daily returns during the time periods.
Fund performance for periods greater than one single day can be estimated given any set of assumptions for the following factors: a) price volatility; b) price performance; c) period of time; d) financing rates associated with leveraged exposure; and e) other Fund expenses. The chart below illustrates the impact of two principal factors – price volatility and price performance – on Fund performance. The chart shows estimated Fund returns for a number of combinations of price volatility and price performance over a one-year period. Performance shown in the chart assumes that: (i) no dividends were paid with respect to the reference asset; (ii) there were no Fund expenses; and (iii) borrowing/lending rates (to obtain leveraged exposure) of 0%. If Fund expenses and/or actual borrowing/lending rates were reflected, the estimated returns would be different than those shown. Particularly during periods of higher price volatility, compounding will cause results for periods longer than a trading day to vary from two times (2x) the performance of the price of soybeans.
As shown in the chart below, the Fund would be expected to lose 6.1% if the price of soybeans did not change over a one year period during which the price experienced annualized volatility of 25%. At higher ranges of volatility, there is a chance of a significant loss of value in the Fund, even if the price is flat. For instance, if the annualized volatility of the price of soybeans is 100%, the Fund would be expected to lose 63.2% of its value, even if the cumulative change in the price of soybeans for the year was 0%. Areas shaded red (or dark gray) represent those scenarios where the Fund can be expected to return less than two times (2x) the change in the price of soybeans and those shaded green (or light gray) represent those scenarios where the Fund can be expected to return more than two times (2x) the change in the price of soybeans. The Fund’s actual returns may be significantly better or worse than the returns shown below as a result of any of the factors discussed above or in “Daily Correlation/Tracking Risk” above.

One Year Price Performance	Two Times (2x) One Year Price Performance	Volatility Rate
Return	Return	10%	25%	50%	75%	100%
-60%	-120%	-84.2%	-85.0%	-87.5%	-90.9%	-94.1%
-50%	-100%	-75.2%	-76.5%	-80.5%	-85.8%	-90.8%
-40%	-80%	-64.4%	-66.2%	-72.0%	-79.5%	-86.8%
-30%	-60%	-51.5%	-54.0%	-61.8%	-72.1%	-82.0%
-20%	-40%	-36.6%	-39.9%	-50.2%	-63.5%	-76.5%
-10%	-20%	-19.8%	-23.9%	-36.9%	-53.8%	-70.2%

One Year Price Performance	Two Times (2x) One Year Price Performance	Volatility Rate
0%	0%	-1.0%	-6.1%	-22.1%	-43.0%	-63.2%
10%	20%	19.8%	13.7%	-5.8%	-31.1%	-55.5%
20%	40%	42.6%	35.3%	12.1%	-18.0%	-47.0%
30%	60%	67.3%	58.8%	31.6%	-3.7%	-37.8%
40%	80%	94.0%	84.1%	52.6%	11.7%	-27.9%
50%	100%	122.8%	111.4%	75.2%	28.2%	-17.2%
60%	120%	153.5%	140.5%	99.4%	45.9%	-5.8%
•ETF Risks. The Fund is an ETF and, as a result of its structure, is exposed to the following risks:
◦Authorized Participants, Market Makers, and Liquidity Providers Concentration Risk. The Fund has a limited number of financial institutions that may act as APs. In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. Shares may trade at a material discount to NAV and possibly face delisting if either: (i) APs exit the business or otherwise become unable to process creation and/or redemption orders and no other APs step forward to perform these services, or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.
◦Costs of Buying or Selling Shares Risk. Due to the costs of buying or selling Shares, including brokerage commissions imposed by brokers and bid/ask spreads, frequent trading of Shares may significantly reduce investment results and an investment in Shares may not be advisable for investors who anticipate regularly making small investments.
◦Shares May Trade at Prices Other Than NAV Risk. As with all ETFs, Shares may be bought and sold in the secondary market at market prices. Although it is expected that the market price of Shares will approximate the Fund’s NAV, there may be times when the market price of Shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount) due to supply and demand of Shares or during periods of market volatility. This risk is heightened in times of market volatility, periods of steep market declines, and periods when there is limited trading activity for Shares in the secondary market, in which case such premiums or discounts may be significant.
◦Trading Risk. Although Shares are listed for trading on the NYSE Arca, Inc. (the “Exchange”) and may be traded on U.S. exchanges other than the Exchange, there can be no assurance that Shares will trade with any volume, or at all, on any stock exchange. In stressed market conditions, the liquidity of Shares may begin to mirror the liquidity of the Fund’s underlying portfolio holdings, which can be significantly less liquid than the Shares.
•Exchange-Traded Products Risk. The risks of owning interests of an ETP generally reflect the same risks as owning the underlying securities or other instruments that the ETP is designed to track. The shares of certain ETPs may trade at a premium or discount to their intrinsic value (i.e., the market value may differ from the net asset value of an ETP’s shares). For example, supply and demand for shares of an ETF or market disruptions may cause the market price of the ETP to deviate from the value of the ETP’s investments, which may be emphasized in less liquid markets. By investing in an ETP, the Fund indirectly bears the proportionate share of any fees and expenses of the ETP in addition to the fees and expenses that the Fund and its shareholders directly bear in connection with the Fund's operations. Because the ETPs have a significant portion of their assets exposed directly or indirectly to commodities or commodity-linked securities, developments affecting commodities may have a disproportionate impact on such ETPs and may subject the ETPs to greater volatility than investments in traditional securities.
•High Portfolio Turnover Risk. The Fund, through the Subsidiary, may frequently buy and sell futures contracts and other assets as part of the Fund’s strategy to obtain exposure to agricultural commodities. Higher portfolio turnover may result in the Fund paying higher levels of transaction costs and generating greater tax liabilities for shareholders. Portfolio turnover risk may cause the Fund’s performance to be less than you expect.
•Intra-Day Investment Risk. The Fund seeks leveraged investment results from the close of the market on a given trading day until the close of the market on the subsequent trading day. The exact exposure of an investment in the Fund intraday in the secondary market is a function of the difference between the price of soybeans at the market close on the first trading day and the price of soybeans at the time of purchase. If the price of soybeans increases, the Fund’s net assets will rise by the same amount as the Fund’s exposure. Conversely, if the price of soybean declines, the Fund’s net assets will decline by the same amount as the Fund’s exposure. Thus, an investor that purchases shares intra-day may experience performance that is greater than, or less than, the Fund’s stated multiple of the price performance of soybeans.
If there is a significant intra-day market event and/or the price of soybeans experiences a significant decrease, the Fund may not meet its investment objective or rebalance its portfolio appropriately. Additionally, the Fund may close to purchases and sales of Shares prior to the close of regular trading on the NYSE Arca, Inc. and incur significant losses.

•Investment Capacity Risk. If the Fund’s ability to obtain exposure to commodities futures consistent with its investment objective is disrupted for any reason, including limited liquidity in the commodities futures market, a disruption to the commodities futures, or as a result of margin requirements or position limits imposed by the Fund’s FCMs, the DCM, or the CFTC on the Fund or the Adviser, the Fund would not be able to achieve its investment objective and may experience significant losses. FCMs act as the intermediaries between customers and exchanges facilitating transactions in commodity derivatives. DCMs are the exchanges on which these transactions occur.
•Leverage Risk. The Fund seeks to achieve and maintain the exposure to the price of soybeans for future delivery by using leverage inherent in futures contracts. Therefore, the Fund is subject to leverage risk. When the Fund purchases or sells an instrument or enters into a transaction without investing an amount equal to the full economic exposure of the instrument or transaction, it creates leverage, which can result in the Fund losing more than it originally invested. As a result, these investments may magnify losses to the Fund, and even a small market movement may result in significant losses to the Fund. Leverage may also cause the Fund to be more volatile because it may exaggerate the effect of any increase or decrease in the value of the Fund’s portfolio securities. Futures trading involves a degree of leverage and as a result, a relatively small price movement in futures instruments may result in immediate and substantial losses to the Fund.
•Liquidity Risk. Liquidity risk exists when particular investments are difficult to purchase or sell. This can reduce the Fund's returns because the Fund may be unable to transact at advantageous times or prices.
•Market Risk. The trading prices of securities and other instruments fluctuate in response to a variety of factors. These factors include events impacting the entire market or specific market segments, such as political, market and economic developments, as well as events that impact specific issuers. The Fund’s NAV and market price, like security and commodity prices generally, may fluctuate significantly in response to these and other factors. As a result, an investor could lose money over short or long periods of time. In addition, government actions or interventions (including, but not limited, to the threat or imposition of tariffs, trade restrictions, currency restrictions or similar actions) as well as developments related to economic, political (including geopolitical), social, public health, market, extreme weather, natural or man-made disasters, or other conditions or events have in the past and may in the future result in volatility in financial markets and reduced liquidity in equity, credit, and/or debt markets, which could adversely impact the Fund and its investments and their value and performance. These developments as well as other events could result in further market volatility and negatively affect financial asset prices, the liquidity of certain securities and the normal operations of securities exchanges and other markets.
•New Fund Risk. The Fund is a recently organized investment company with no operating history. As a result, prospective investors have no track record or history on which to base their investment decision.
•Non-Diversification Risk. Because the Fund is “non-diversified,” it may invest a greater percentage of its assets in the securities of a single issuer or a lesser number of issuers than if it was a diversified fund. As a result, the Fund may be more exposed to the risks associated with and developments affecting an individual issuer or a lesser number of issuers than a fund that invests more widely. This may increase the Fund’s volatility and cause the performance of a relatively small number of issuers to have a greater impact on the Fund’s performance.
•Reverse Repurchase Agreements Risk. A reverse repurchase agreement is the sale by the Fund of a debt obligation to a party for a specified price, with the simultaneous agreement by the Fund to repurchase that debt obligation from that party on a future date at an agreed-upon price. Similar to borrowing, reverse repurchase agreements provide the Fund with cash for investment purposes, which creates leverage and subjects the Fund to the risks of leverage. Reverse repurchase agreements also involve the risk that the other party may fail to return the securities in a timely manner or at all. The Fund could lose money if it is unable to recover the securities and the value of collateral held by the Fund, including the value of the investments made with cash collateral, is less than the value of the securities.
•Subsidiary Investment Risk. By investing in the Subsidiary, the Fund is indirectly exposed to the risks associated with the Subsidiary’s investments. The derivatives and other investments held by the Subsidiary are generally similar to those that are permitted to be held by the Fund and are subject to the same risks that apply to similar investments if held directly by the Fund. The Subsidiary is not registered under the 1940 Act, and, unless otherwise noted in this Prospectus, is not subject to all the investor protections of the 1940 Act. Changes in the laws of the United States and/or the Cayman Islands could result in the inability of the Fund and/or the Subsidiary to continue to operate as it does currently and could adversely affect the Fund. For example, the Cayman Islands does not currently impose any income, corporate or capital gains tax or withholding tax on the Subsidiary. If Cayman Islands law changes such that the Subsidiary must pay Cayman Islands taxes, Fund shareholders would likely suffer decreased investment returns.
•Tax Risk. The Fund may gain most of its exposure to the commodities markets through its investment in the Subsidiary, which may invest directly in commodity-linked derivative instruments, including commodities futures and reverse repurchase agreements. In order for the Fund to qualify as a RIC under Subchapter M of the Code, the Fund must, among other requirements, derive at least 90% of its gross income for each taxable year from sources generating “qualifying income” for purposes of the “qualifying income test,” which is described in more detail in the section titled “Federal Income Taxes” in the SAI. The Fund’s investment in the Subsidiary is expected to provide the Fund with exposure to the commodities markets within the limitations of the federal tax requirements of Subchapter M of the Code for qualification as a RIC. The “Subpart F” income (defined in Section 951 of the Code to include passive income, including from commodity-linked derivatives) of the Fund attributable to its investment in the Subsidiary is “qualifying income” to the Fund to the extent that such income is derived with respect to the Fund’s business of investing in stock, securities or currencies. The Fund expects its “Subpart F” income attributable to its investment in the Subsidiary to be derived with respect to the Fund’s business of investing in stock, securities or currencies and accordingly expects its “Subpart F” income attributable to its investment in the Subsidiary to be treated as “qualifying income.” The Fund generally will be required to include in its own taxable income the “Subpart F” income of the Subsidiary for a tax year, regardless of whether the Fund receives a distribution of the Subsidiary’s income in that tax year, and this income would nevertheless be subject to the distribution requirement for qualification as a RIC and would be taken into account for purposes of the 4% excise tax. The Adviser will carefully monitor the Fund’s investments in the Subsidiary to ensure that no more than 25% of the Fund’s assets are invested in the Subsidiary to comply with the Fund’s asset diversification test as described in more detail in the SAI.
If the Fund did not qualify as a RIC for any taxable year and certain relief provisions were not available, the Fund’s taxable income would be subject to tax at the Fund level and to a further tax at the shareholder level when such income is distributed. In such event, in order to re-qualify for taxation as a RIC, the Fund might be required to recognize unrealized gains, pay substantial taxes and interest and make certain distributions. This would cause investors to incur higher tax liabilities than they otherwise would have incurred and would have a negative impact on Fund returns. In such event, the Board may determine to reorganize or close the Fund or materially change the Fund’s investment objective and strategies. In the event that the Fund fails to qualify as a RIC, the Fund will promptly notify shareholders of the implications of that failure.
•Valuation Risk. The Fund or the Subsidiary may hold securities or other assets that may be valued on the basis of factors other than readily available market quotations. This may occur because the asset or security does not trade on a centralized exchange, or in times of market turmoil or reduced liquidity. There are multiple methods that can be used to value a portfolio holding when market quotations are not readily available. The value established for any portfolio holding at a point in time might differ from what would be produced using a different methodology or if it had been priced using market quotations. Portfolio holdings that are valued using techniques other than market quotations, including “fair valued” assets or securities, may be subject to greater fluctuation in their valuations from one day to the next than if market quotations were used. In addition, there is no assurance that the Fund or the Subsidiary could sell or close out a portfolio position for the value established for it at any time, and it is possible that the Fund or the Subsidiary would incur a loss because a portfolio position is sold or closed out at a discount to the valuation established by the Fund or the Subsidiary at that time. The ability to value investments may be impacted by technological issues or errors by pricing services or other third-party service providers.
•Volatility Risk. The value of certain of the Fund’s investments, including commodities futures, is subject to market risk. Market risk is the risk that the value of the investments to which the Fund is exposed will fall, which could occur due to general market or economic conditions or other factors.
•Whipsaw Markets Risk. The Fund may be subject to the forces of “whipsaw” markets (as opposed to choppy or stable markets), in which significant price movements develop but then repeatedly reverse. “Whipsaw” describes a situation where a security’s price is moving in one direction but then quickly pivots to move in the opposite direction. Such market conditions could cause substantial losses to the Fund.
Performance
The Fund had not commenced investment operations prior to the date of this Prospectus and therefore does not have a performance history for a full calendar year. In the future, performance information for the Fund will be presented in this section. Updated performance information is available on the Fund’s website at www.teucrium.com.

Investment Adviser:	Teucrium Investment Advisors, LLC
Portfolio Managers:	Springer Harris and Joran Haugens, each Portfolio Managers of the Adviser, have been portfolio managers of the Fund since its inception. Chris Small, a Portfolio Manager of the Adviser, has been a portfolio manager of the Fund since July 2025.

For important information about the purchase and sale of Fund shares, tax information and financial intermediary compensation, please turn to “Purchase and Sale of Fund Shares, Taxes and Financial Intermediary Compensation” on page 93.

PURCHASE AND SALE OF FUND SHARES, TAXES AND FINANCIAL INTERMEDIARY COMPENSATION
Purchase and Sale of Shares
The Funds issue and redeem Shares at NAV only in large blocks known as “Creation Units,” which only APs (typically, broker-dealers) may purchase or redeem. The Funds generally issue and redeem Creation Units in exchange for a portfolio of securities and/or a designated amount of U.S. cash.
Shares are listed on the Exchange, and individual Shares may only be bought and sold in the secondary market through a broker or dealer at market prices, rather than NAV. Because Shares trade at market prices rather than NAV, Shares may trade at a price greater than NAV (premium) or less than NAV (discount).
An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares (the “bid” price) and the lowest price a seller is willing to accept for Shares (the “ask” price) when buying or selling Shares in the secondary market. The difference in the bid and ask prices is referred to as the “bid-ask spread.”
Recent information regarding each Fund’s NAV, market price, how often Shares traded on the Exchange at a premium or discount, and bid-ask spreads can be found on the Funds’ website at www.teucrium.com.
Tax Information
Each Fund’s distributions are generally taxable as ordinary income or capital gains (or a combination) unless your investment is held in an individual retirement account (“IRA”) or other tax-advantaged account. Distributions on investments made through tax-deferred arrangements may be taxed later upon withdrawal of assets from those accounts.
Financial Intermediary Compensation
If you purchase Shares through a broker-dealer or other financial intermediary (such as a bank) (an “Intermediary”), the Adviser or its affiliates may pay Intermediaries for certain activities related to the Funds, including participation in activities that are designed to make Intermediaries more knowledgeable about exchange-traded products, including the Funds, or for other activities, such as marketing, educational training or other initiatives related to the sale or promotion of Shares. These payments may create a conflict of interest by influencing the Intermediary and your salesperson to recommend the Funds over another investment. Any such arrangements do not result in increased Fund expenses. Ask your salesperson or visit the Intermediary’s website for more information.

ADDITIONAL INFORMATION ABOUT THE FUNDS
Investment Objectives
Each Fund’s investment objective may be changed by the Board of Listed Funds Trust (the “Trust”) without shareholder approval upon written notice to shareholders.
Investment Objective for the Teucrium 2x Daily Corn ETF, Teucrium 2x Daily Wheat ETF, Teucrium 2x Daily Sugar ETF and Teucrium 2x Daily Soybean ETF (each a “Leveraged Fund” and, collectively, the “Leveraged Funds”)
Each Leveraged Fund is designed to seek daily investment results, before fees and expenses, that corresponds to two times (2x) the daily price performance of its respective commodity. If, on a given day, the commodity’s price gains 1%, the applicable Leveraged Fund is designed to gain approximately 2% (which is equal to two times 1%) that day. Conversely, if the commodity’s price loses 1% on a given day, the applicable Leveraged Fund is designed to lose approximately 2% that day. The Leveraged Funds seek leveraged investment results on a daily basis – from the close of regular trading on one trading day to the close on the next trading day – which should not be equated with seeking a leveraged investment objective for any other period.
Principal Investment Strategies for the Agriculture Strategy No K-1 ETF
Temporary Defensive Positions
To respond to adverse market, economic, political, or other conditions, the Agriculture Strategy No K-1 ETF may invest up to 100% of its assets in a temporary defensive manner by holding all or a substantial portion of its assets in cash, cash equivalents, or other high quality short-term investments. Temporary defensive investments generally may include short-term U.S. government securities, commercial paper, bank obligations, repurchase agreements, money market fund shares, and other money market instruments. The Fund also may invest in these types of securities or hold cash while looking for suitable investment opportunities or to maintain liquidity. In these circumstances, a Fund may be unable to achieve its investment objective.
Principal Investment Strategies for the Leveraged Funds
Each Leveraged Fund has adopted a policy to invest, under normal circumstances, at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in futures contracts and other investments that in the aggregate provide exposure to the price movements of its respective commodity. Each Fund may change its 80% investment policy without shareholder approval upon 60 days’ notice to shareholders.
The Adviser uses a number of investment techniques in an effort to achieve the stated investment objective for each Leveraged Fund. Each Leveraged Fund seeks two times (2x) the daily price performance of its respective commodity on a given day. To do this, the Adviser creates net “long” positions for a Leveraged Fund. Long positions move in the same direction as the price of the applicable commodity, advancing when the commodity’s price advances and declining when such price declines.
In seeking to achieve a Leveraged Fund’s investment objective, the Adviser uses statistical and quantitative analysis to determine the investments such Leveraged Fund makes and the techniques it employs. The Adviser relies upon a pre-determined model to generate orders that result in repositioning a Leveraged Fund’s investments in accordance with its daily leveraged investment objective. Using this approach, the Adviser determines the type, quantity and mix of investment positions that it believes in combination should produce daily returns consistent with a Leveraged Fund’s investment objective. In general, if a Leveraged Fund is performing as designed, the price performance of its respective commodity will dictate the return for such Leveraged Fund. The Adviser does not invest the assets of a Leveraged Fund in securities, derivatives or other investments based on the Adviser’s view of the investment merit of a particular security or instrument, nor does it conduct conventional investment research or analysis or forecast market movements or trends. A Leveraged Fund generally pursues its investment objective regardless of the market conditions and does not take defensive positions.
Each Leveraged Fund has a clearly articulated daily leveraged investment objective which requires a Leveraged Fund to seek economic exposure in excess of its net assets (i.e., economic leverage). To meet its objectives, a Leveraged Fund invests in some combination of futures contracts and Other Investments so that it generates economic exposure consistent with such Leveraged Fund’s investment objective.
The Leveraged Funds may invest significantly in futures contracts to obtain economic “leverage.” Leveraging allows the Adviser to generate a greater positive or negative return for the Funds than what would be generated on the invested capital without leverage, thus changing small market movements into larger changes in the value of the investments of the Funds.
At the close of the markets each trading day, a Leveraged Fund will position its portfolio to ensure that such Leveraged Fund’s exposure to the price of its respective commodity is consistent with such Leveraged Fund’s stated investment objective. The impact of market movements during the day determines whether a portfolio needs to be repositioned. If the price of a commodity has risen on a given day, the applicable Leveraged Fund’s net assets should rise, meaning its exposure will typically need to be increased. Conversely, if the price of a commodity has fallen on a given day, the applicable Leveraged Fund’s net assets should fall, meaning its exposure will typically need to be reduced.

Each Leveraged Fund may have difficulty in achieving its daily leveraged investment objective due to fees, expenses, transaction costs, income items, accounting standards, significant purchase and redemption activity by Fund shareholders and/or disruptions or a temporary lack of liquidity in the markets for the securities held by a Fund.
If a Leveraged Fund is unable to obtain sufficient leveraged exposure to its respective commodity due to the limited availability of necessary investments or financial instruments, the Fund could, among other things, limit or suspend creation units until the Adviser determines that the requisite exposure to its respective commodity is obtainable. During the period that creation units are suspended, a Fund could trade at a significant premium or discount to its NAV and could experience substantial redemptions.
A Cautionary Note to Investors Regarding Dramatic Commodity Price Movements
Each Leveraged Fund seeks daily exposure to the price performance of its respective commodity equal to 200% of its net assets. As a consequence, a Leveraged Fund could lose an amount greater than its net assets in the event of a decline in the value of its respective commodity in excess of 50% of the value of such commodity.
THE RISK OF TOTAL LOSS EXISTS.
Understanding the Risks and Long-Term Performance of Daily Objective Funds – the Impact of Compounding
Each Leveraged Fund is designed to provide leveraged (2x) results on a daily basis. A Leveraged Fund, however, is unlikely to provide a simple multiple (i.e., 2x) of the price performance of a commodity over periods longer than a single day.
•Why? The hypothetical example below illustrates how daily leveraged fund returns can behave for periods longer than a single day.
Take a hypothetical fund XYZ that seeks to achieve twice the daily price performance of commodity XYZ. On each day, fund XYZ performs in line with its objective (2x the commodity price’s daily performance before fees and expenses). Notice that over the entire five-day period, the fund’s total return is considerably less than two times that of the period performance of the commodity price. For the five-day period, the price of commodity XYZ gained 5.1% while fund XYZ gained 9.9% (versus 2 x 5.1% or 10.2%). In other scenarios, the return of a daily rebalanced fund could be greater than three times the commodity price’s return.

	Price of Commodity XYZ		Fund XYZ
	Level	Daily Performance	Daily Performance	Net Asset Value
Start	100			$100.00
Day 1	103	3.0%	6.0%	$106.00
Day 2	99.9	-3.0%	-6.0%	$99.62
Day 3	103.9	4.0%	8.0%	$107.60
Day 4	101.3	-2.5%	-5.0%	$102.21
Day 5	105.1	3.8%	7.5%	$109.88
Total Return		5.1%	9.9%
•Why does this happen? This effect is caused by compounding, which exists in all investments, but has a more significant impact on a daily leveraged fund. The return of a daily leveraged fund for a period longer than a single day is the result of its return for each day compounded over the period and usually will differ in amount, and possibly even direction, from the daily leveraged fund’s stated multiple times the change in the price of the daily leveraged fund’s respective commodity for the same period. In general, during periods of higher volatility in the commodity’s price, compounding will cause longer term results to be less than the multiple of the change in the commodity’s price. This effect becomes more pronounced as volatility increases. Conversely, in periods of lower volatility in the commodity’s price, fund returns over longer periods can be higher than the multiple of the change in the commodity’s price. Actual results for a particular period, before fees and expenses, are also dependent on the following factors: a) the volatility of the commodity’s price; b) the change in the commodity’s price; c) period of time; d) financing rates associated with derivatives; and e) other fund expenses. The example above illustrates the impact of two principal factors — commodity price volatility and price change — on fund performance.
•What it means to you. Daily leveraged funds, if used properly and in conjunction with the investor’s view on the future direction and volatility of the markets, can be useful tools for knowledgeable investors who want to manage their exposure to various markets and market segments. Investors should understand the consequences of seeking daily investment results, before fees and expenses, that correspond to the performance of a daily benchmark such as the multiple (i.e., 2x) of the daily performance of a reference price for a single day, not for any other period, including the impact of compounding on fund performance. Investors should monitor and/or periodically rebalance their portfolios (which will possibly trigger transaction costs and tax consequences), as frequently as daily. Investors considering a Leveraged Fund should understand that they are designed to provide a positive multiple of a commodity price change for a single day, not for any other period.

Additionally, investors should recognize that the degree of volatility of a commodity price can have a dramatic effect on a fund’s longer-term performance. The more volatile a commodity price is, the more a fund’s longer-term performance will negatively deviate from a simple multiple (e.g., 2x) of its commodity price’s longer-term performance. The return of a fund for a period longer than a single day is the result of its return for each day compounded over the period and usually will differ in amount, and possibly even direction, from the fund’s stated multiple times the price change of the fund’s respective commodity for the same period. For periods longer than a single day, a fund will lose money if its commodity price’s performance is flat over time, and it is possible that the fund will lose money over time regardless of the price change of its respective commodity, as a result of daily rebalancing, the commodity price’s volatility, compounding and other factors. An investor in a Leveraged Fund could potentially lose the full principal value of his/her investment within a single day.
Principal Investment Strategies for the Teucrium No K-1 Corn ETF, Teucrium No K-1 Wheat ETF, Teucrium No K-1 Sugar ETF and Teucrium No K-1 Soybean ETF (each a “Non-Leveraged Commodity Fund” and, collectively, the “Non-Leveraged Commodity Funds”)
Each Non-Leveraged Commodity Fund has adopted a policy to invest, under normal circumstances, at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in futures contracts and other investments that in the aggregate provide exposure to the price movements of its respective commodity. Each Fund may change its 80% investment policy without shareholder approval upon 60 days’ notice to shareholders.
Principal Investment Risks
An investment in a Fund entails risks. A Fund could lose money, or its performance could trail that of other investment alternatives. The following provides additional information about each Fund’s principal risks. It is important that investors closely review and understand these risks before making an investment in a Fund. Each risk applies to each Fund unless otherwise specified. Just as in each Fund’s summary section, the principal risks below are presented in alphabetical order to facilitate finding particular risks and comparing them with those of other funds. Each risk summarized below is considered a “principal risk” of investing in the applicable Fund, regardless of the order in which it appears.
•Active Management Risk (Agriculture Strategy No K-1 ETF and Non-Leveraged Commodity Funds Only). Each Fund is actively managed and may not meet its investment objective based on the Adviser’s success or failure to implement strategies for the Fund. The applicable Funds invest in complex instruments (each described below), including futures contracts. Such instruments may create enhanced risks for the applicable Funds, and the Adviser’s ability to control each Fund’s level of risk will depend on the Adviser’s skill in managing such instruments. In addition, the Adviser’s evaluations and assumptions regarding investments, interest rates, inflation, and other factors may not successfully achieve the applicable Fund’s investment objective given actual market conditions.
•Agricultural Commodities Risk. The price and availability of agricultural commodities is influenced by economic and industry conditions, including but not limited to supply and demand factors such as: crop disease; weed control; water and fertilizer availability; various planting, growing, or harvesting problems; severe weather conditions such as drought, floods, heavy rains, frost, or natural disasters that are difficult to anticipate and that cannot be controlled. The U.S. prices of agricultural commodities may be subject to risks relating to the production of such commodities in foreign countries, such as: uncontrolled fires (including arson); challenges in doing business with foreign companies; legal and regulatory restrictions; transportation costs; interruptions in energy supply; currency exchange rate fluctuations; and political and economic instability. Additionally, demand for agricultural commodities is affected by changes in consumer tastes, national, regional and local economic conditions, and demographic trends.
Agricultural commodity production is subject to United States and foreign policies and regulations that materially affect operations. Governmental policies affecting the agricultural industry, such as taxes, tariffs, duties, subsidies, incentives, acreage control, and import and export restrictions on agricultural commodities and commodity products, can influence the planting of certain crops, the location and size of crop production, the volume and types of imports and exports, and industry profitability. Additionally, commodity production is affected by laws and regulations relating to, but not limited to, the sourcing, transporting, storing and processing of agricultural raw materials as well as the transporting, storing and distributing of related agricultural products. Agricultural commodity producers also may need to comply with various environmental laws and regulations, such as those regulating the use of certain pesticides, and local laws that regulate the production of genetically modified crops. In addition, international trade disputes can adversely affect agricultural commodity trade flows by limiting or disrupting trade between countries or regions.
Seasonal fluctuations in the price of agricultural commodities may cause risk to an investor because of the possibility that Share prices will be depressed because of the relevant harvest cycles. In the futures market, fluctuations are typically reflected in contracts expiring in the harvest season (i.e., in the case of corn and soybeans, contracts expiring during the fall are typically priced lower than contracts expiring in the winter and spring). Thus, seasonal fluctuations could result in an investor incurring losses upon the sale of Shares, particularly if the investor needs to sell Shares when a commodity futures contract is, in whole or part, expiring in the harvest season for the specified commodity.

◦Risks Specific to Corn (Agriculture Strategy No K-1 ETF, No K-1 Corn ETF and 2x Daily Corn ETF Only). Demand for corn in the United States to produce ethanol has also been a significant factor affecting the price of corn. In turn, demand for ethanol has tended to increase when the price of gasoline has increased and has been significantly affected by United States governmental policies designed to encourage the production of ethanol. Additionally, demand for corn is affected by changes in consumer tastes, national, regional and local economic conditions, and demographic trends. Finally, because corn is often used as an ingredient in livestock feed, demand for corn is subject to risks associated with the outbreak of livestock disease.
◦Risks Specific to Wheat (Agriculture Strategy No K-1 ETF, No K-1 Wheat ETF and 2x Daily Wheat ETF Only). Demand for food products made from wheat flour is affected by changes in consumer tastes, national, regional and local economic conditions, and demographic trends. More specifically, demand for such food products in the United States is relatively unaffected by changes in wheat prices or disposable income but is closely tied to tastes and preferences. For example, an increase in the popularity of low-carbohydrate diets could cause the consumption of wheat flour to decrease rapidly. Export demand for wheat fluctuates yearly, based largely on crop yields in the importing countries, which can be impacted by various factors, including geopolitical events in such countries, such as the ongoing conflict in Ukraine.
◦Risks Specific to Soybeans (Agriculture Strategy No K-1 ETF, No K-1 Soybean ETF and 2x Daily Soybean ETF Only). The increased production of soybean crops in South America and the rising demand for soybeans in emerging nations such as China and India have increased competition in the soybean market. Like the conversion of corn into ethanol, soybeans can be converted into biofuels such as biodiesel. Accordingly, the soybean market has become increasingly affected by demand for biofuels and related legislation. The supply of soybeans could be reduced by the spread of soybean rust, a wind-borne fungal disease. Although soybean rust can be killed with chemicals, chemical treatment increases production costs for farmers. In addition, because processing soybean oil can create trans-fats, the demand for soybean oil may decrease due to heightened governmental regulation of trans-fats or trans-fatty acids. The U.S. Food and Drug Administration currently requires food manufacturers to disclose levels of trans-fats contained in their products, and various local governments have enacted or are considering restrictions on the use of trans-fats in restaurants. Many major food processors have either switched or indicated an intention to switch to oil products with lower levels of trans-fats or trans-fatty acids.
◦Risks Specific to Sugar (Agriculture Strategy No K-1 ETF, No K-1 Sugar ETF and 2x Daily Sugar ETF Only). The spread of consumerism and the rising affluence of emerging nations such as China and India have created increased demand for sugar. An influx of people in developing countries moving from rural to urban areas may create more disposable income to be spent on sugar products and might also reduce sugar production in rural areas on account of worker shortages, all of which could result in upward pressure on sugar prices. On the other hand, public health concerns regarding obesity, heart disease and diabetes, particularly in developed countries, may reduce demand for sugar. In light of the time it takes to grow sugarcane and sugar beets and the cost of new facilities for processing these crops, it may not be possible to increase supply quickly or in a cost-effective manner in response to an increase in demand.
•Cash Transaction Risk. Each Fund expects to effect all of its creations and redemptions for cash, rather than in-kind securities. Cash purchases and redemptions may increase brokerage and other transaction costs. In addition, a Fund may be required to sell or unwind portfolio investments to obtain the cash needed to distribute redemption proceeds. This may cause a Fund to recognize a capital gain that it might not have recognized if it had made a redemption in kind. As a result, a Fund may pay out higher annual capital gain distributions than if the in-kind redemption process was used. The use of cash creations and redemptions may also cause a Fund’s shares to trade in the market at wider bid-ask spreads or greater premiums or discounts to such Fund’s NAV, particularly in times of stressed market conditions. As a practical matter, only institutions and large investors, such as market makers or other large broker dealers, create or redeem shares directly through a Fund. Most investors will buy and sell shares of a Fund on an exchange through a broker-dealer. Furthermore, a Fund may not be able to execute cash transactions for creation and redemption purposes at the same price used to determine such Fund’s NAV. To the extent that the maximum additional charge for creation or redemption transactions is insufficient to cover the execution shortfall, a Fund’s performance could be negatively impacted.
•Clearing Broker Risk. The failure or bankruptcy of a Fund’s and its respective Subsidiary’s clearing broker could result in a substantial loss of Fund assets. Under current CFTC regulations, a clearing broker maintains customers’ assets in a bulk segregated account. If a clearing broker fails to do so, or is unable to satisfy a substantial deficit in a customer account, its other customers may be subject to risk of loss of their funds in the event of that clearing broker’s bankruptcy. In that event, the clearing broker’s customers, such as a Fund and its respective Subsidiary, are entitled to recover, even in respect of property specifically traceable to them, only a proportional share of all property available for distribution to all of that clearing broker’s customers.
•Collateral Securities Risk. Collateral may include obligations issued or guaranteed by the U.S. government and its agencies and instrumentalities, including bills, notes, and bonds issued by the U.S. Treasury, as well as money market funds and corporate debt securities. U.S. government securities include securities that are issued or guaranteed by the U.S. Treasury, by various agencies of the U.S. government, or by various instrumentalities which have been established or sponsored by the U.S. government. U.S. Treasury securities are backed by the “full faith and credit” of the United States. Securities issued or guaranteed by federal agencies and U.S. government-sponsored instrumentalities may or may not be backed by the full faith and credit of the United States. In the case of those U.S. government securities not backed by the full faith and credit of the United States, the investor must look principally to the agency or instrumentality issuing or guaranteeing the security for ultimate repayment, and may not be able to assert a claim against the United States itself in the event that the agency or instrumentality does not meet its commitment. The U.S. government and its agencies and instrumentalities do not guarantee the market value of their securities, and consequently, the value of such securities may fluctuate. A Fund’s investments in U.S. government securities will change in value in response to interest rate changes and other factors, such as the perception of an issuer’s creditworthiness.
Money market funds are subject to management fees and other expenses, and a Fund’s investments in money market funds will cause it to bear proportionately the costs incurred by the money market funds’ operations while simultaneously paying its own management fees and expenses. An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Money market funds may not have the value of their investments remain at $1.00 per share; it is possible to lose money by investing in a money market fund.
Corporate debt securities such as commercial paper generally are short-term unsecured promissory notes issued by businesses. Corporate debt securities carry both credit risk and interest rate risk. Credit risk is the risk that the issuer of a corporate debt security is unable to pay interest or repay principal when it is due and the holder of the corporate debt security could lose money. Interest rate risk is the risk that interest rates rise and fall over time. For example, the value of fixed-income securities generally decrease when interest rates rise, which may cause a Fund’s value to decrease. Also, investments in fixed-income securities with longer maturities fluctuate more in response to interest rate changes. Some corporate debt securities that are rated below investment-grade generally are considered speculative because they present a greater risk of loss, including default, than higher quality debt securities.
•Commodity-Linked Derivatives Tax Risk. As a RIC, a Fund must derive at least 90% of its gross income for each taxable year from sources treated as qualifying income under the Code. The income of a Fund from certain commodity-linked derivatives may be treated as non-qualifying income for purposes of such Fund’s qualification as a RIC, in which case the applicable Fund might fail to qualify as a RIC and be subject to federal income tax at the Fund level. To the extent a Fund invests directly in commodity-linked derivatives, such Fund will seek to restrict its income from such instruments that do not generate qualifying income to a maximum of 10% of its gross income (when combined with its other investments that produce non-qualifying income) to comply with the qualifying income test necessary for the applicable Fund to qualify as a RIC under Subchapter M of the Code. However, a Fund may generate more non-qualifying income than anticipated, may not be able to generate qualifying income in a particular taxable year at levels sufficient to meet the qualifying income test, or may not be able to accurately predict the non-qualifying income from these investments.
The extent to which a Fund invests in commodity-linked derivatives may be limited by the qualifying income and asset diversification tests, which such Fund must continue to satisfy to maintain its status as a RIC. If a Fund does not qualify as a RIC for any taxable year and certain relief provisions are not available, such Fund’s taxable income would be subject to tax at the Fund level and to a further tax at the shareholder level when such income is distributed. Failure to comply with the requirements for qualification as a RIC could have significant negative tax consequences to the applicable Fund shareholders. Under certain circumstances, a Fund may be able to cure a failure to meet the qualifying income requirement, but in order to do so such Fund may incur significant Fund-level taxes, which would effectively reduce (and could eliminate) the applicable Fund’s returns. The tax treatment of certain commodity-linked derivatives may be affected by future regulatory or legislative changes that could affect the character, timing and/or amount of a Fund’s taxable income or gains and distributions.
•Commodity Pool Regulatory Risk. A Fund’s investment exposure to commodities futures will cause it to be deemed to be a commodity pool, thereby subjecting such Fund to regulation under the CEA and CFTC rules. The Adviser is registered as a CPO, and each Fund will be operated in accordance with applicable CFTC rules, as well as the regulatory scheme applicable to registered investment companies. Registration as a CPO imposes additional compliance obligations on the Adviser and a Fund related to additional laws, regulations, and enforcement policies, which could increase compliance costs and may affect the operations and financial performance of such Fund. However, a Fund’s status as a commodity pool and the Adviser’s registration as a CPO are not expected to materially adversely affect a Fund’s ability to achieve its respective investment objective. The CFTC has not passed on the adequacy of this Prospectus.
•Counterparty Risk. Investing in derivatives involves entering into contracts with third parties (i.e., counterparties). The use of derivatives involves risks that are different from those associated with ordinary portfolio securities transactions. A Fund will be subject to credit risk (i.e., the risk that a counterparty is or is perceived to be unwilling or unable to make timely payments or otherwise meet its contractual obligations) with respect to the amount it expects to receive from counterparties to derivatives entered into by such Fund. If a counterparty becomes bankrupt or fails to perform its obligations, or if any collateral posted by the counterparty for the benefit of a Fund is insufficient or there are delays in a Fund’s ability to access such collateral, the value of an investment in such Fund may decline. The counterparty to a listed futures contract is the derivatives clearing organization for the listed future. The listed future is held through an FCM acting on behalf of a Fund. A Fund also seeks to mitigate risks by generally requiring that the counterparties agree to post collateral for the benefit of such Fund, marked to market daily, in an amount approximately equal to what the counterparty owes such Fund, subject to certain minimum thresholds. To the extent any such collateral is insufficient or there are delays in accessing the collateral, a Fund will be exposed to the risks described above, including possible delays in recovering amounts as a result of bankruptcy proceedings. Consequently, the counterparty risk on a listed futures contract is the creditworthiness of the FCM and the exchange’s clearing corporation.
•Cybersecurity Risk. With the increased use of technologies such as the Internet and the dependence on computer systems to perform business and operational functions, funds (such as a Fund) and their service providers may be prone to operational and information security risks resulting from cyber-attacks and/or technological malfunctions. In general, cyber-attacks are deliberate, but unintentional events may have similar effects. Cyber-attacks include, among others, stealing or corrupting data maintained online or digitally, preventing legitimate users from accessing information or services on a website, releasing confidential information without authorization, and causing operational disruption. Cybersecurity incidents may allow an unauthorized party to gain access to Fund assets or proprietary information, or cause a Fund, the Adviser, and/or other service providers (including custodians and financial intermediaries) to suffer data breaches or data corruption. Additionally, cybersecurity failures or breaches of the electronic systems of a Fund, the Adviser, a Fund’s other service providers, market makers, APs, a Fund’s primary listing exchange, or the issuers of securities in which a Fund invests have the ability to disrupt and negatively affect the Fund’s business operations, including the ability to purchase and sell Shares, potentially resulting in financial losses to the Fund and its shareholders. For instance, cyber-attacks or technical malfunctions may interfere with the processing of shareholder or other transactions, affect a Fund’s ability to calculate its NAV, cause the release of private shareholder information or confidential Fund information, impede trading, cause reputational damage, and subject the Fund to regulatory fines, penalties or financial losses, reimbursement or other compensation costs, and additional compliance costs. Cyber-attacks or technical malfunctions may render records of Fund assets and transactions, shareholder ownership of Shares, and other data integral to the functioning of a Fund inaccessible or inaccurate or incomplete. A Fund also may incur substantial costs for cybersecurity risk management to prevent cyber incidents in the future. A Fund and its respective shareholders could be negatively impacted as a result.
•Daily Correlation/Tracking Risk (Leveraged Funds Only). There is no guarantee that a Fund will achieve a high degree of correlation to the applicable commodity’s price and therefore achieve its daily leveraged investment objective. To achieve a high degree of correlation with the commodity price’s performance, a Fund seeks to rebalance its portfolio daily to keep leverage consistent with its daily leveraged investment objective. In addition, a Fund’s exposure to the commodity price is impacted by the commodity price’s movement. Because of this, it is unlikely that a Fund will be perfectly exposed to the commodity price at the end of each day. The possibility of a Fund being materially over- or under-exposed to the commodity price increases on days when the commodity price is volatile near the close of the trading day. Market disruptions, regulatory restrictions and extreme volatility will also adversely affect a Fund’s ability to adjust exposure to the required levels.
A Fund may have difficulty achieving its daily leveraged investment objective due to fees, expenses, transaction costs, financing costs related to the use of derivatives, investments in exchange-traded products, directly or indirectly, income items, valuation methodology, accounting standards and disruptions or illiquidity in the markets for the securities or derivatives held by the Fund. A Fund may be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being over- or under-exposed to the commodity price. A Fund may take or refrain from taking positions to improve the tax efficiency or to comply with various regulatory restrictions, either of which may negatively impact a Fund’s correlation to the commodity price.
•Derivatives Risk. A Fund’s derivative investments have risks, including the imperfect correlation between the value of such instruments and the underlying assets; the loss of principal, including the potential loss of amounts greater than the initial amount invested in the derivative instrument; and illiquidity of the derivative investments. The derivatives used by a Fund may give rise to a form of leverage. Leverage magnifies the potential for gain and may result in greater losses, which in some cases may cause a Fund to liquidate other portfolio investments at inopportune times (e.g., at a loss to comply with limits on leverage imposed by the 1940 Act or when the Adviser otherwise would have preferred to hold the investment) or to meet redemption requests. Certain of a Fund’s transactions in derivatives could also affect the amount, timing, and character of distributions to shareholders, which may result in such Fund realizing more short-term capital gain and ordinary income subject to tax at ordinary income tax rates than it would if it did not engage in such transactions, which may adversely impact such Fund’s after-tax returns. To the extent a Fund invests in such derivative instruments, the value of such Fund’s portfolio is likely to experience greater volatility over short-term periods.
◦    Futures Contracts Risk. The successful use of futures contracts draws upon the Adviser’s skill and experience with respect to such instruments and is subject to special risk considerations. The primary risks associated with the use of futures contracts, which may adversely affect a Fund’s NAV and total return, are: (a) the imperfect correlation between the change in market value of the futures contract and the price of the underlying asset; (b) possible lack of a liquid secondary market for a futures contract and the resulting inability to close a futures contract when desired; (c) losses caused by unanticipated market movements, which are potentially unlimited; (d) the Adviser’s inability to predict correctly the direction of securities prices, interest rates, currency exchange rates and other economic factors; (e) the possibility that the counterparty will default in the performance of its obligations; and (f) if a Fund has insufficient cash, it may have to sell investments from its portfolio to meet daily variation margin requirements, and such Fund may have to sell investments at a time when it may be disadvantageous to do so.
Investment in exchange-traded futures contracts may expose a Fund to the risks of a clearing broker (or a FCM). Under current regulations, a clearing broker or FCM maintains customers’ assets in a bulk segregated account. There is a risk that

Fund assets deposited with the clearing broker to serve as margin may be used to satisfy the broker’s own obligations or the losses of the broker’s other clients. In the event of default, a Fund could experience lengthy delays in recovering some or all of its assets and may not see any recovery at all. Because futures contracts project price levels in the future, market circumstances may cause a discrepancy between the price of a futures contract and the movement in the underlying asset. In the event of adverse price movements, a Fund may be required to post additional “variation margin” to satisfy the necessary collateral requirements of the FCM. A Subsidiary intends to invest in futures contracts, which requires that the Subsidiary and/or its parent Fund maintain liquid assets sufficient to satisfy any margin or similar trading account maintenance requirements.
◦    Cost of Futures Investment Risk. When a commodities futures contract is nearing expiration, a Fund will generally sell it and use the proceeds to buy a commodities futures contract with a later expiration date. This is commonly referred to as “rolling.” The price of commodities futures contracts further from expiration may be higher (a condition known as “contango”) or lower (a condition known as “backwardation”), which can affect a Fund’s performance. The futures contracts markets have experienced, and are likely to experience again in the future, extended periods in which contango or backwardation have affected various types of futures contracts. These extended periods have caused in the past, and may cause in the future, significant losses. In addition, the costs associated with rolling commodities futures contracts typically are substantially higher than the costs associated with other futures contracts and may have a significant adverse impact on the performance of a Fund. Because of the frequency with which a Fund expects to roll commodities futures contracts, the effects of such contango or backwardation may be greater than would be the case if such Fund experienced lower portfolio turnover.
◦    Swap Agreements Risk (Non-Leveraged Commodity Funds and Leveraged Funds Only). Swap agreements are contracts for periods ranging from one day to more than one year and may be negotiated bilaterally and traded OTC between two parties or, for certain standardized swaps, must be exchange-traded through an FCM or swap execution facility and/or cleared through a clearinghouse that serves as a central counterparty. In a standard swap transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. A Fund may enter into swap agreements, including, but not limited to total return swaps, index swaps, interest rate swaps, municipal market data rate locks, and credit default swaps. A Fund may utilize swap agreements in an attempt to gain exposure to certain securities without purchasing those securities to speculate on the movement of such securities or to hedge a position. Swap agreements may be subject to fees and expenses, and by investing in swaps indirectly through the Fund, a shareholder will bear the expenses of such derivatives in addition to expenses of the Fund. Risks associated with the use of swap agreements are different from those associated with ordinary portfolio securities transactions, largely due to the fact they could be considered illiquid and many swaps currently trade on the OTC market. Swaps are particularly subject to counterparty credit, correlation, valuation, liquidity and leveraging risks and could result in substantial losses to a Fund.
The CFTC and other applicable regulators have adopted rules imposing certain margin requirements, including minimums, on OTC swaps, which may result in a Fund and its counterparties posting higher margin amounts for OTC swaps, which could increase the cost of swap transactions to a Fund and impose added operational complexity.
•Early Close/Trading Halt Risk. An exchange or market may close or issue trading halts on specific investments, or the ability to buy or sell certain securities or financial instruments may be restricted, which may result in a Fund being unable to buy or sell certain securities or financial instruments. In such circumstances, a Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments, and/or may incur substantial trading losses.
•Effects of Compounding and Market Volatility Risk (Leveraged Funds Only). Each Leveraged Fund has a daily leveraged investment objective and the Fund’s performance for periods greater than a trading day will be the result of each day’s returns compounded over the period, which is very likely to differ from the commodity price’s performance times the stated multiple in the Fund’s investment objective, before fees and expenses. Compounding affects all investments, but has a more significant impact on leveraged funds and funds that rebalance daily.
Over time, the cumulative percentage increase or decrease in the value of a Leveraged Fund’s portfolio may diverge significantly from the cumulative percentage increase or decrease in 200% of the return of the price of the applicable commodity due to the compounding effect of losses and gains on the returns of the Fund. It also is expected that the Fund’s use of leverage will cause the Fund to underperform the return of 200% of the commodity price’s change in a trendless or flat market.
The chart below provides examples of how commodity price volatility could affect the Fund’s performance. The chart illustrates the impact of two factors that affect the Fund’s performance: volatility in the commodity price and the commodity’s price performance. Price performance shows the percentage change in the commodity’s price over the specified time period, while commodity price volatility is a statistical measure of the magnitude of fluctuations in the returns during that time period. As illustrated below, even if the commodity price performance over two equal time periods is identical, different price volatility (i.e., fluctuations in the price changes) during the two time periods could result in drastically different Fund performance for the two time periods due to the effects of compounding daily returns during the time periods.
Fund performance for periods greater than one single day can be estimated given any set of assumptions for the following factors: a) commodity price volatility; b) commodity price performance; c) period of time; d) financing rates associated with leveraged exposure; and e) other Fund expenses. The chart below illustrates the impact of two principal factors – commodity price volatility and commodity price performance – on Fund performance. The chart shows estimated Fund returns for a number of combinations of price volatility and price performance over a one-year period.
Performance shown in the chart assumes that: (i) no dividends were paid with respect to the referenced commodity; (ii) there were no Fund expenses; and (iii) borrowing/lending rates of 0%. If Fund expenses and/or actual borrowing/lending rates were reflected, the estimated returns would be worse than those shown.
As shown below, a Leveraged Fund would be expected to lose 6.1% if the commodity price did not change over a one year period during which the commodity price experienced annualized volatility of 25%. If the commodity price’s annualized volatility were to rise to 75%, the hypothetical loss for a one year period widens to approximately 43% for the Leveraged Fund. At higher ranges of volatility, there is a chance of a significant loss of value even if the commodity price is flat. For instance, if the commodity price’s annualized volatility is 100%, it is likely that the Leveraged Fund would lose 63.2% of its value, even if the commodity price’s cumulative return for the year was only 0%. The volatility of futures contracts, or instruments that reflect the price of the commodity, may differ from the volatility of the Leveraged Fund’s reference commodity.

One Year Price Performance	Two Times (2x) One Year Price Performance	Volatility Rate
Return	Return	10%	25%	50%	75%	100%
-60%	-120%	-84.2%	-85.0%	-87.5%	-90.9%	-94.1%
-50%	-100%	-75.2%	-76.5%	-80.5%	-85.8%	-90.8%
-40%	-80%	-64.4%	-66.2%	-72.0%	-79.5%	-86.8%
-30%	-60%	-51.5%	-54.0%	-61.8%	-72.1%	-82.0%
-20%	-40%	-36.6%	-39.9%	-50.2%	-63.5%	-76.5%
-10%	-20%	-19.8%	-23.9%	-36.9%	-53.8%	-70.2%
0%	0%	-1.0%	-6.1%	-22.1%	-43.0%	-63.2%
10%	20%	19.8%	13.7%	-5.8%	-31.1%	-55.5%
20%	40%	42.6%	35.3%	12.1%	-18.0%	-47.0%
30%	60%	67.3%	58.8%	31.6%	-3.7%	-37.8%
40%	80%	94.0%	84.1%	52.6%	11.7%	-27.9%
50%	100%	122.8%	111.4%	75.2%	28.2%	-17.2%
60%	120%	153.5%	140.5%	99.4%	45.9%	-5.8%
Holding an unmanaged position opens the investor to the risk of market volatility adversely affecting the performance of the investment. The Leveraged Fund is not appropriate for investors who do not intend to actively monitor and manage their portfolios. The table is intended to underscore the fact that the Leveraged Fund is designed as a short-term trading vehicle for investors who intend to actively monitor and manage their portfolios.
•ETF Risks. Each Fund is an ETF and, as a result of its structure, is exposed to the following risks:
◦    Authorized Participants, Market Makers, and Liquidity Providers Concentration Risk. A Fund has a limited number of financial institutions that may act as APs. In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. Shares may trade at a material discount to NAV and possibly face delisting if either: (i) APs exit the business or otherwise become unable to process creation and/or redemption orders and no other APs step forward to perform these services, or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.
◦    Costs of Buying or Selling Shares Risk. Investors buying or selling Shares in the secondary market will pay brokerage commissions or other charges imposed by brokers, as determined by that broker. Brokerage commissions are often a fixed amount and may be a significant proportional cost for investors seeking to buy or sell relatively small amounts of Shares. In addition, secondary market investors also will incur the cost of the difference between the price at which an investor is willing to buy Shares (the “bid” price) and the price at which an investor is willing to sell Shares (the “ask” price). This difference in bid and ask prices is often referred to as the “spread” or “bid/ask spread.” The bid/ask spread varies over time for Shares based on trading volume and market liquidity, and is generally lower if Shares have more trading volume and market liquidity and higher if Shares have little trading volume and market liquidity. Further, a relatively small investor base in a Fund, asset swings in a Fund and/or increased market volatility may cause increased bid/ask spreads. Due to the costs of buying or selling Shares, including brokerage commissions imposed by brokers and bid/ask spreads, frequent trading of Shares may significantly reduce investment results and an investment in Shares may not be advisable for investors who anticipate regularly making small investments.

◦    Shares May Trade at Prices Other Than NAV Risk. As with all ETFs, Shares may be bought and sold in the secondary market at market prices. Although it is expected that the market price of Shares will approximate a Fund’s NAV, there may be times when the market price of Shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount) due to supply and demand of Shares or during periods of market volatility. This risk is heightened in times of market volatility or periods of steep market declines and periods when there is limited trading activity for Shares in the secondary market, in which case such premiums or discounts may be significant. The market price of Shares during the trading day, like the price of any exchange-traded security, includes a “bid/ask” spread charged by the exchange specialist, market makers or other participants that trade Shares. In times of severe market disruption, the bid/ask spread can increase significantly. At those times, Shares are most likely to be traded at a discount to NAV, and the discount is likely to be greatest when the price of Shares is falling fastest, which may be the time that you most want to sell your Shares. The Adviser believes that, under normal market conditions, large market price discounts or premiums to NAV will not be sustained because of arbitrage opportunities.
◦    Trading Risk. Although Shares are listed for trading on the Exchange and may be listed or traded on U.S. and non-U.S. stock exchanges other than the Exchange, there can be no assurance that an active trading market for such Shares will develop or be maintained. Trading in Shares may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable. In addition, trading in Shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to Exchange “circuit breaker” rules, which temporarily halt trading on the Exchange when a decline in the S&P 500® Index during a single day reaches certain thresholds (e.g., 7%, 13%, and 20%). Additional rules applicable to the Exchange may halt trading in Shares when extraordinary volatility causes sudden, significant swings in the market price of Shares. There can be no assurance that Shares will trade with any volume, or at all, on any stock exchange. In stressed market conditions, the liquidity of Shares may begin to mirror the liquidity of a Fund’s underlying portfolio holdings, which can be significantly less liquid than Shares.
•Exchange-Traded Products Risk (Non-Leveraged Commodity Funds and Leveraged Funds Only). The risks of owning interests of an ETP, such as an exchange-traded commodity pool, generally reflect the same risks as owning the underlying securities or other instruments that the ETP is designed to track. The shares of certain ETPs may trade at a premium or discount to their intrinsic value (i.e., the market value may differ from the NAV of an ETP's shares). For example, supply and demand for shares of an ETP or market disruptions may cause the market price of the ETP to deviate from the value of the ETP’s investments, which may be emphasized in less liquid markets. By investing in an ETP, a Fund indirectly bears the proportionate share of any fees and expenses of the ETP in addition to the fees and expenses that the Fund and its shareholders directly bear in connection with the Fund’s operations. Because the ETPs may have a significant portion of their assets exposed directly or indirectly to commodities or commodity-linked securities, developments affecting commodities may have a disproportionate impact on such ETPs and may subject the ETPs to greater volatility than investments in traditional securities.
•High Portfolio Turnover Risk (Non-Leveraged Commodity Funds and Leveraged Funds Only). A Fund, through its respective Subsidiary, may frequently buy and sell futures contracts and other assets as part of such Fund’s strategy to obtain exposure to agricultural commodities. Higher portfolio turnover may result in a Fund paying higher levels of transaction costs and generating greater tax liabilities for shareholders. Portfolio turnover risk may cause a Fund’s performance to be less than you expect.
•Intra-Day Investment Risk (Leveraged Funds Only). Each Fund seeks daily leveraged investment results, which should not be equated with seeking an investment objective for shorter than a day. Thus, an investor who purchases Fund shares after close of the markets on one trading day and before the close of the markets on the next trading day will likely have more, or less, than two times (2x) the leveraged investment exposure to the commodity price, depending upon the movement of the commodity price from the end of one trading day until the time of purchase. If the commodity price moves in a direction favorable to the Fund, the investor will receive less than two times (2x) the exposure to the commodity price. Conversely, if the commodity price moves in a direction adverse to the Fund, the investor will receive exposure to the commodity price greater than two times (2x). Thus, an investor that purchases shares intra-day may experience performance that is greater than, or less than, the Fund’s stated multiple of the commodity price’s performance.
If there is a significant intra-day market event and/or the commodity’s price experience a significant change that is adverse to a Fund, a Fund may not meet its investment objective or rebalance its portfolio appropriately. Additionally, a Fund may close to purchases and sales of Shares prior to the close of regular trading on the NYSE Arca, Inc. and incur significant losses.
•Investment Capacity Risk. If the Fund’s ability to obtain exposure to commodities futures consistent with its investment objective is disrupted for any reason, including limited liquidity in the commodities futures market, a disruption to the commodities futures, or as a result of margin requirements or position limits imposed by the Fund’s FCMs, the DCM, or the CFTC on the Fund or the Adviser, the Fund would not be able to achieve its investment objective and may experience significant losses. FCMs act as the intermediaries between customers and exchanges facilitating transactions in commodity derivatives. DCMs are the exchanges on which these transactions occur. FCMs act as the intermediaries between customers and exchanges facilitating transactions in commodity derivatives. DCMs are the exchanges on which these transactions occur.

•Leverage Risk (Leveraged Funds Only). The Leveraged Funds seek to achieve and maintain the exposure to the price of the referenced commodity for future delivery by using leverage inherent in futures contracts. Therefore, the Leveraged Funds are subject to leverage risk. When a Leveraged Fund purchases or sells an instrument or enters into a transaction without investing an amount equal to the full economic exposure of the instrument or transaction, it creates leverage, which can result in the Fund losing more than it originally invested. As a result, these investments may magnify losses to the Fund, and even a small market movement may result in significant losses to the Fund. Leverage may also cause a Leveraged Fund to be more volatile because it may exaggerate the effect of any increase or decrease in the value of the Fund’s portfolio securities. Futures trading involves a degree of leverage and as a result, a relatively small price movement in futures instruments may result in immediate and substantial losses to the Fund.
•Limited Operating History Risk (2x Daily Corn ETF and 2x Daily Wheat ETF Only). Each Fund is a recently organized investment company with a limited operating history. As a result, prospective investors have a limited track record or history on which to base their investment decision.
•Liquidity Risk. Liquidity risk exists when particular investments are difficult to purchase or sell. To the extent a Fund invests in illiquid investments or investments that become less liquid, such investments may have a negative effect on the returns of such Fund because the Fund may be unable to sell the illiquid investments at an advantageous time or price. To the extent that a Fund’s principal investment strategies involve investing in investments with substantial market and/or credit risk, such Fund will tend to have the greatest exposure to liquidity risk. Liquid investments may become illiquid after purchase by a Fund, particularly during periods of market turmoil. Illiquid investments may be harder to value, especially in changing markets, and if such Fund is forced to sell these investments to meet redemption requests or for other cash needs, the applicable Fund may suffer a loss. There can be no assurance that an investment that is deemed to be liquid when purchased will continue to be liquid for as long as it is held by a Fund.
•Market Risk. Market risks, including political, regulatory, market, and economic or other developments, and developments that impact specific economic sectors, industries or segments of the market, can affect the value of the Fund’s Shares. The Fund is subject to the risk that the prices of, and the income generated by, securities held by the Fund may decline significantly and/or rapidly in response to adverse conditions or other developments, affecting (or that are perceived to affect) individual companies or issuers, particular industries, or the market generally. Such developments may include real or perceived changes in prevailing interest rates, changes in inflation rates or expectations about inflation rates, deflation, adverse investor confidence or sentiment, general outlook for corporate earnings, changing economic, political (including geopolitical), social or financial market conditions, bank failures, actual or threatened imposition of tariffs (which may be imposed by U.S. and foreign governments) and trade disruptions, recession, changes in currency and inflation rates, increased instability or general uncertainty, environmental or natural disasters, extreme weather or geological events, governmental actions, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics), debt crises, terrorism, actual or threatened wars or other armed conflicts (such as the armed conflicts across the Middle East and ongoing Russia-Ukraine war in Europe, and the risk of expansion or collateral economic and other effects thereof) or ratings downgrades, technological developments (including those related to artificial intelligence) or failures (for example, widespread system outages or disruptions or faulty updates to software applications) and other similar events, each of which may be temporary or last for extended periods. For example, the threat or actual imposition of tariffs, trade restrictions, currency restrictions or similar actions (or retaliatory measures taken in response to such actions) could adversely affect the Fund’s investments, including by leading to price volatility, overall declines in the U.S. and global investment markets, reduced liquidity and investment losses. These events have caused, and may in the future cause, significant disruptions to business operations, strained healthcare systems, disruptions to supply chains, large expansion of government deficits and debt as a result of government actions to mitigate the effects of such events, and widespread uncertainty regarding the long-term effects of such events. Such events may cause the value of securities owned by the Fund to go up or down, sometimes rapidly or unpredictably. There also is a risk that policy and legislative changes by the U.S. Government and/or Federal Reserve, or certain foreign governments and central banks, could cause increased volatility in financial markets and higher levels of Fund redemptions, which could have a negative impact on a Fund. These events may lead to periods of volatility and increased redemptions, which could cause a Fund to experience a loss when selling securities to meet redemption requests by shareholders. The risk of loss increases if the redemption requests are unusually large or frequent. Markets also tend to move in cycles, with periods of rising and falling prices. If there is a general decline in the securities and other markets, your investment in a Fund may lose value, regardless of the individual results of the securities and other instruments in which the Fund invests.
These or similar events could be prolonged and could adversely affect the value and liquidity of a Fund’s investments, impair a Fund’s ability to satisfy redemption requests, and negatively impact a Fund’s performance. Furthermore, economies and financial markets throughout the world are becoming increasingly interconnected. As a result, whether or not a Fund invests in securities of issuers located in or with significant exposure to countries experiencing economic and financial difficulties, the value and liquidity of the Fund’s investments may be negatively affected.
•New Fund Risk (Non-Leveraged Commodity Funds, 2x Daily Sugar ETF, and 2x Daily Soybean ETF Only). Each Fund is a recently organized investment company with no operating history. As a result, prospective investors have no track record or history on which to base their investment decision. Moreover, investors will not be able to evaluate a Fund against one or more comparable funds on the basis of relative performance until such Fund has established a track record.
•Non-Diversification Risk (Leveraged Funds and Non-Leveraged Commodity Funds Only). Each Fund is considered to be non-diversified which means that it may invest a greater percentage of its assets in the securities of a single issuer or a lesser number of issuers than if it was a diversified fund. As a result, a Fund may be more exposed to the risks associated with and developments affecting an individual issuer or a lesser number of issuers than a fund that invests more widely. This may increase a Fund’s volatility and cause the performance of a relatively small number of issuers to have a greater impact on such Fund’s performance.
•Reverse Repurchase Agreements Risk (Non-Leveraged Commodity Funds and Leveraged Funds Only). A reverse repurchase agreement is the sale by a Fund of a debt obligation to a party for a specified price, with the simultaneous agreement by the Fund to repurchase that debt obligation from that party on a future date at an agreed-upon price. Similar to borrowing, reverse repurchase agreements provide a Fund with cash for investment purposes, which creates leverage and subjects the Fund to the risks of leverage. Reverse repurchase agreements also involve the risk that the other party may fail to return the securities in a timely manner or at all. A Fund could lose money if it is unable to recover the securities and the value of collateral held by the Fund, including the value of the investments made with cash collateral, is less than the value of the securities. Reverse repurchase agreements also create Fund expenses and require that a Fund have sufficient cash available to purchase the debt obligations when required. Reverse repurchase agreements also involve the risk that the market value of the debt obligation that is the subject of the reverse repurchase agreement could decline significantly below the price at which a Fund is obligated to repurchase the security.
•Subsidiary Investment Risk. By investing in a Subsidiary, the respective Fund is indirectly exposed to the risks associated with such Subsidiary’s investments. The derivatives and other investments held by a Subsidiary are generally similar to those that are permitted to be held by the respective Fund and are subject to the same risks that apply to similar investments if held directly by such Fund. A Subsidiary is not registered under the 1940 Act, and, unless otherwise noted in this Prospectus, is not subject to all the investor protections of the 1940 Act. Changes in the laws of the United States and/or the Cayman Islands could result in the inability of a Fund and/or its respective Subsidiary to continue to operate as it does currently and could adversely affect such Fund. For example, the Cayman Islands does not currently impose any income, corporate or capital gains tax or withholding tax on a Subsidiary. If Cayman Islands law changes such that a Subsidiary must pay Cayman Islands taxes, the applicable Fund shareholders would likely suffer decreased investment returns.
•Tax Risk. A Fund may gain most of its exposure to the commodities markets through its investment in its respective Subsidiary, which invests directly in commodity-linked derivative instruments, including commodities futures and reverse repurchase agreements. In order for a Fund to qualify as a RIC under Subchapter M of the Code, such Fund must, among other requirements, derive at least 90% of its gross income for each taxable year from sources generating “qualifying income” for purposes of the “qualifying income test,” which is described in more detail in the section titled “Federal Income Taxes” in the SAI. A Fund’s investment in its respective Subsidiary is expected to provide such Fund with exposure to the commodities markets within the limitations of the federal tax requirements of Subchapter M of the Code for qualification as a RIC. The “Subpart F” income (defined in Section 951 of the Code to include passive income, including from commodity-linked derivatives) of a Fund attributable to its investment in its respective Subsidiary is “qualifying income” to such Fund to the extent that such income is derived with respect to the applicable Fund’s business of investing in stock, securities or currencies. A Fund expects its “Subpart F” income attributable to its investment in its respective Subsidiary to be derived with respect to the Fund’s business of investing in stock, securities or currencies and accordingly expects its “Subpart F” income attributable to its investment in its respective Subsidiary to be treated as “qualifying income.” A Fund generally will be required to include in its own taxable income and the “Subpart F” income of its respective Subsidiary for a tax year, regardless of whether such Fund receives a distribution of its respective Subsidiary’s income in that tax year, and this income would nevertheless be subject to the distribution requirement for qualification as a regulated investment company and would be taken into account for purposes of the 4% excise tax. The Adviser will carefully monitor a Fund’s investments in its respective Subsidiary to ensure that no more than 25% of such Fund’s assets are invested in its respective Subsidiary to comply with the applicable Fund’s asset diversification test as described in more detail in the SAI.
To the extent a Fund invests in commodities and certain commodity-linked derivative instruments directly such Fund will seek to restrict its income from such instruments that do not generate qualifying income to a maximum of 10% of their gross income (when combined with its other investments that produce non-qualifying income) to comply with the qualifying income test necessary for such Fund to qualify as a RIC under Subchapter M of the Code. However, a Fund may generate more non-qualifying income than anticipated, may not be able to generate qualifying income in a particular taxable year at levels sufficient to meet the qualifying income test, or may not be able to accurately predict the non-qualifying income from these investments.
The extent to which a Fund directly or indirectly invests in commodities or commodity-linked derivatives may be limited by the qualifying income and asset diversification tests, which such Fund must continue to satisfy to maintain its status as a RIC.
If a Fund does not qualify as a RIC for any taxable year and certain relief provisions are not available, such Fund’s taxable income would be subject to tax at the Fund level and to a further tax at the shareholder level when such income is distributed. In such event, in order to re-qualify for taxation as a RIC, a Fund might be required to recognize unrealized gains, pay substantial taxes and interest and make certain distributions. This would cause investors to incur higher tax liabilities than they otherwise would have incurred and would have a negative impact on Fund returns. In such event, the Board may determine to reorganize or close a Fund or materially change such Fund’s investment objective and strategies. In the event that a Fund fails to qualify as a RIC, such Fund will promptly notify shareholders of the implications of that failure.
•Valuation Risk. A Fund or its respective Subsidiary may hold securities or other assets that may be valued on the basis of factors other than readily available market quotations. This may occur because the asset or security does not trade on a centralized exchange, or in times of market turmoil or reduced liquidity. There are multiple methods that can be used to value a portfolio holding when market quotations are not readily available. The value established for any portfolio holding at a point in time might differ from what would be produced using a different methodology or if it had been priced using market quotations. Portfolio holdings that are valued using techniques other than market quotations, including “fair valued” assets or securities, may be subject to greater fluctuation in their valuations from one day to the next than if market quotations were used. The fair value of a Fund’s futures contracts may be determined by reference, in whole or in part, to the cash market in relevant commodities. These circumstances may be more likely to occur with respect to commodities futures contracts than with respect to futures on more traditional assets.
In addition, there is no assurance that a Fund or its respective Subsidiary could sell or close out a portfolio position for the value established for it at any time, and it is possible that a Fund or its respective Subsidiary would incur a loss because a portfolio position is sold or closed out at a discount to the valuation established by such Fund or Subsidiary at that time. The Adviser’s ability to value investments may be impacted by technological issues or errors by pricing services or other third-party service providers.
•Volatility Risk. The value of certain of a Fund’s investments, including agricultural commodity-related investments, is subject to market risk. Market risk is the risk that the value of the investments to which a Fund is exposed will fall, which could occur due to general market or economic conditions or other factors.
•Whipsaw Markets Risk. A Fund may be subject to the forces of “whipsaw” markets (as opposed to choppy or stable markets), in which significant price movements develop but then repeatedly reverse. “Whipsaw” describes a situation where a security’s price is moving in one direction but then quickly pivots to move in the opposite direction. There are two types of whipsaw patterns. The first involves an upward movement in a price, which is then followed by a drastic downward move causing the price to fall relative to its original position. The second type occurs when a share price drops in value for a short time and then suddenly surges upward to a positive gain relative to the original position. Such market conditions could cause substantial losses to a Fund.
PORTFOLIO HOLDINGS INFORMATION
Information about each Fund’s daily portfolio holdings is available at www.teucrium.com. A complete description of the Funds’ policies and procedures with respect to the disclosure of the Funds’ portfolio holdings is available in the Funds’ Statement of Additional Information (the “SAI”).
MANAGEMENT
Investment Adviser
Teucrium Investment Advisors, LLC, located at Three Main Street, Suite 215, Burlington, Vermont 05401, serves as the investment adviser for the Funds. The Adviser, subject to the general supervision and oversight of the Board, provides an investment management program for the Funds and manages the day-to-day investment of the Funds’ assets. The Adviser also arranges for transfer agency, custody, fund administration, distribution and all other services necessary for the Funds to operate. The Adviser is an SEC-registered investment adviser wholly owned by Teucrium Trading, LLC.
The Adviser continuously reviews, supervises, and administers each Fund’s investment program. The Board supervises the Adviser and establishes policies that the Adviser must follow in its day-to-day management activities. For the services it provides to the Funds, the Adviser is entitled to a unified management fee, which is calculated daily and paid monthly, at an annual rate based on each Fund’s average daily net assets as set forth in the table below.

Fund	Management Fee
Agriculture Strategy No K-1 ETF	1.49%[1]
No K-1 Corn ETF	1.49%[2]
2x Daily Corn ETF	1.49%[2]
No K-1 Wheat ETF	1.49%[2]
2x Daily Wheat ETF	1.49%[2]
No K-1 Sugar ETF	1.49%[2]
2x Daily Sugar ETF	1.49%[2]

Fund	Management Fee
No K-1 Soybean ETF	1.49%[2]
2x Daily Soybean ETF	1.49%[2]
1    The Adviser has contractually agreed to a reduction of the Fund’s management fee from 1.49% to 0.89% of its average daily net assets for successive one-year periods, currently until at least April 30, 2027. This agreement may be terminated only by, or with the consent of, the Board.
2 The Adviser has contractually agreed to a reduction of the Fund’s management fee from 1.49% to 0.95% of its average daily net assets for successive one-year periods, currently until at least April 30, 2027. This agreement may be terminated only by, or with the consent of, the Board.
Pursuant to an investment advisory agreement between the Trust, on behalf of the Funds, and the Adviser (the “Advisory Agreement”), the Adviser has agreed to pay all expenses of the Funds except the fee payable to the Adviser under the Advisory Agreement, interest charges on any borrowings, dividends and other expenses on securities sold short, taxes, brokerage commissions and other expenses incurred in placing orders for the purchase and sale of securities and other investment instruments, acquired fund fees and expenses, accrued deferred tax liability, extraordinary expenses, and distribution fees and expenses paid by the Trust under any distribution plan adopted pursuant to Rule 12b-1 under the 1940 Act.
A discussion of the basis for the Board’s approval of the Investment Advisory Agreement for the 2x Corn ETF, 2x Wheat ETF and Agriculture Strategy No K-1 ETF is available in the Funds’ most recent Form N-CSR filing for the period ended December 31, 2025. A discussion of the basis for the Board’s approval of the Advisory Agreement for the No K-1 Corn ETF, No K-1 Wheat ETF, No K-1 Sugar ETF, No K-1 Soybean ETF, 2x Daily Sugar ETF, and 2x Daily Soybean ETF will be available in the Funds’ first Form N-CSR filing with the SEC.
Management of the Subsidiaries
The Adviser also serves as the investment adviser and has overall responsibility for the general management and administration of each Subsidiary, pursuant to separate investment advisory agreements between the Adviser and each Subsidiary. Under the agreements, the Adviser provides each Subsidiary with the same type of management, under essentially the same terms, as it provides its respective Fund, including that the Adviser has agreed to pay all expenses of each Subsidiary except for the management fee paid to the Adviser pursuant to its investment management agreement with each Subsidiary, interest charges on any borrowings, taxes, brokerage commissions and other expenses incurred in placing orders for the purchase and sale of securities and other investment instruments, acquired fund fees and expenses, accrued deferred tax liability, and extraordinary expenses. The Adviser has contractually agreed to waive the management fee it receives from each Fund in an amount equal to the management fee paid to the Adviser by the respective Subsidiary. The agreement may be terminated by the Adviser at the conclusion of any one-year term or by the Board at any time, and when the Adviser ceases to serve as such. Each Subsidiary has also entered into separate contracts for the provision of custody, transfer agency, and accounting services with the same service providers that provide those services to the Funds.
Portfolio Managers
Springer Harris, Joran Haugens, and Chris Small are jointly and primarily responsible for the day-to-day management of the Funds’ portfolios.
Mr. Harris joined the Adviser in April 2011. He has primary responsibilities for the Trade Operations for the Teucrium Funds. Prior to 2011, Mr. Harris was an Account Executive with Emergent Social Media Team at Weber Shandwick, a global public relations firm. He graduated cum laude with a B.A. in Business Management.
Mr. Haugens joined Teucrium Trading, LLC in December of 2022. He has responsibilities for trade operations and execution for the Teucrium Funds. Prior to joining the firm, he worked as an account executive at ED&F Man Capital with a focus on agricultural commodities providing support, information, research, account management and execution for a wide range of customers. Mr. Haugens has more than 20 years of experience in execution and is Series 3 certified.
Mr. Small joined Teucrium Trading, LLC in April of 2025. He is responsible for the execution and implementation of Teucrium’s growing suite of ETF’s and contributes to the development of new products in Teucrium’s multi-asset white-label platform. Prior to joining the firm, he worked as the Director of Trading at Boston-based asset manager Windham Capital from March 2015 until December 2024. Mr. Small graduated from Middlebury College in Vermont and studied economics, premedical coursework, and political science.
The Funds’ SAI provides additional information about the Portfolio Managers’ compensation structure, other accounts that the Portfolio Managers manage and the Portfolio Managers’ ownership of Shares.
Other Service Providers
PINE Distributors LLC, (the “Distributor”), located at 501 South Cherry Street, Suite 610, Denver, Colorado 80246, serves as distributor and principal underwriter to the Funds. The Distributor will not distribute Shares in less than whole Creation Units, and it does not maintain a secondary market in the Shares. The Distributor is a broker-dealer registered under the Securities Exchange Act of 1934 and a member of the Financial Industry Regulatory Authority, Inc. (“FINRA”). The Distributor has no role in determining the policies of the Funds or the securities that are purchased or sold by a Fund and is not affiliated with the Adviser or any of its affiliates.
U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services, located at 615 East Michigan Street, Milwaukee, Wisconsin 53202, serves as the administrator and transfer agent (as applicable) for the Funds.
U.S. Bank National Association, located at 1555 North Rivercenter Drive, Suite 302, Milwaukee, Wisconsin 53212, serves as the custodian for the Funds.
Morgan, Lewis & Bockius LLP, located at 1111 Pennsylvania Avenue, N.W., Washington, D.C. 20004, serves as legal counsel to the Trust.
Cohen & Company, Ltd., located at 1835 Market Street, Suite 310, Philadelphia, Pennsylvania 19103, serves as the Funds’ independent registered public accounting firm. The independent registered public accounting firm is responsible for auditing the annual financial statements of the Funds.
HOW TO BUY AND SELL SHARES
Each Fund issues and redeems Shares only in Creation Units at the NAV per share next determined after receipt of an order from an AP. Only APs may acquire Shares directly from a Fund, and only APs may tender their Shares for redemption directly to a Fund, at NAV. APs must be a member or participant of a clearing agency registered with the SEC and must execute a Participant Agreement that has been agreed to by the Distributor, and that has been accepted by the Funds’ transfer agent, with respect to purchases and redemptions of Creation Units. Once created, Shares trade in the secondary market in quantities less than a Creation Unit.
Most investors buy and sell Shares in secondary market transactions through brokers. Individual Shares are listed for trading on the secondary market on the Exchange and can be bought and sold throughout the trading day like other publicly traded securities.
When buying or selling Shares through a broker, you will incur customary brokerage commissions and charges, and you may pay some or all of the spread between the bid and the offer price in the secondary market on each leg of a round trip (purchase and sale) transaction. In addition, because secondary market transactions occur at market prices, you may pay more than NAV when you buy Shares and receive less than NAV when you sell those Shares.
Book Entry
Shares are held in book-entry form, which means that no stock certificates are issued. The Depository Trust Company (the “DTC”) or its nominee is the record owner of all outstanding Shares.
Investors owning Shares are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for all Shares. DTC’s participants include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of Shares, you are not entitled to receive physical delivery of stock certificates or to have Shares registered in your name, and you are not considered a registered owner of Shares. Therefore, to exercise any right as an owner of Shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other securities that you hold in book entry or “street name” through your brokerage account.
Frequent Purchases and Redemptions of Shares
The Funds impose no restrictions on the frequency of purchases and redemptions of Shares. In determining not to approve a written, established policy, the Board evaluated the risks of market timing activities by Fund shareholders. Purchases and redemptions by APs, who are the only parties that may purchase or redeem Shares directly from the Funds, are an essential part of the ETF process and help keep Share trading prices in line with NAV. As such, the Funds accommodate frequent purchases and redemptions by APs. However, frequent purchases and redemptions for cash may increase tracking error and portfolio transaction costs and lead to the realization of capital gains. The Funds’ fair valuation of their holdings consistent with the 1940 Act and Rule 2a-5 thereunder and their ability to impose transaction fees on purchases and redemptions of Creation Units to cover the custodial and other costs incurred by the Funds in effecting trades help to minimize the potential adverse consequences of frequent purchases and redemptions.
Determination of Net Asset Value
Each Fund’s NAV is calculated as of the scheduled close of regular trading on the New York Stock Exchange (the “NYSE”), generally 4:00 p.m. Eastern Time, each day the NYSE is open for business. The NAV for a Fund is calculated by dividing the applicable Fund’s net assets by its Shares outstanding.
In calculating its NAV, each Fund generally values its assets on the basis of market quotations, last sale prices, or estimates of value furnished by a pricing service or brokers who make markets in such instruments. For example, a Fund generally values equity securities at their readily available market quotations. If such information is not available for an investment held by a Fund or is determined to be unreliable, the investment will be valued by the Adviser at fair value pursuant to procedures established by the Adviser and approved by the Board (as described below).

Applicable federal tax requirements generally limit the degree to which a Fund may invest in its respective Subsidiary to an amount not exceeding 25% of its total assets. A Subsidiary prices its portfolio investments pursuant to the same pricing and valuation methodologies and procedures employed by its respective Fund. A Subsidiary offers to redeem all or a portion of its shares at the current NAV per share every day its respective Fund is open for business. The value of shares of a Subsidiary will fluctuate with the value of such Subsidiary’s portfolio investments.
Fair Value Pricing
The Adviser has been designated by the Board as the valuation designee for the Funds pursuant to Rule 2a-5 under the 1940 Act. In its capacity as valuation designee, the Adviser has adopted procedures and methodologies to fair value Fund investments whose market prices are not “readily available” or are deemed to be unreliable. For example, such circumstances may arise when: (i) an investment has been de-listed or has had its trading halted or suspended; (ii) an investment’s primary pricing source is unable or unwilling to provide a price; (iii) an investment’s primary trading market is closed during regular market hours; or (iv) an investment’s value is materially affected by events occurring after the close of the investment’s primary trading market. Generally, when fair valuing an investment held by a Fund, the Adviser will take into account all reasonably available information that may be relevant to a particular valuation including, but not limited to, fundamental analytical data regarding the issuer, information relating to the issuer’s business, recent trades or offers of the investment, general and/or specific market conditions and the specific facts giving rise to the need to fair value the investment. Fair value determinations are made in good faith and in accordance with the fair value methodologies established by the Adviser. Due to the subjective and variable nature of determining the fair value of a security or other investment, there can be no assurance that the Adviser’s determined fair value will match or closely correlate to any market quotation that subsequently becomes available or the price quoted or published by other sources. In addition, a Fund may not be able to obtain the fair value assigned to an investment if the Fund were to sell such investment at or near the time its fair value is determined.
Investments by Registered Investment Companies
Section 12(d)(1) of the 1940 Act and the rules thereunder limit investments by registered investment companies in the securities of other investment companies. Registered investment companies are permitted to invest in a Fund beyond the limits set forth in section 12(d)(1), subject to certain terms and conditions, including that such investment companies enter into an agreement with such Fund.
Delivery of Shareholder Documents – Householding
Householding is an option available to certain investors of the Funds. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Householding for the Funds is available through certain broker-dealers. If you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, please contact your broker-dealer. If you are currently enrolled in householding and wish to change your householding status, please contact your broker-dealer.
DIVIDENDS, DISTRIBUTIONS, AND TAXES
Dividends and Distributions
Each Fund intends to pay out dividends, if any, in cash, and distribute any net realized capital gains to its shareholders at least annually. Each Fund will declare and pay capital gain distributions, if any, in cash. Distributions in cash may be reinvested automatically in additional whole Shares only if the broker through whom you purchased Shares makes such option available. Your broker is responsible for distributing the income and capital gain distributions to you.
Taxes
The following discussion is a summary of certain important U.S. federal income tax considerations generally applicable to investments in the Funds. Your investment in a Fund may have other tax implications. Please consult your tax advisor about the tax consequences of an investment in Shares, including the possible application of foreign, state, and local tax laws. This summary does not apply to Shares held in an IRA or other tax-qualified plans, which are generally not subject to current tax. Transactions relating to Shares held in such accounts may, however, be taxable at some time in the future. This summary is based on current tax laws, which may change.
Each Fund intends to qualify each year for treatment as a RIC within the meaning of Subchapter M of the Code. If it meets certain minimum distribution requirements, a RIC is not subject to tax at the fund level on income and gains from investments that are timely distributed to shareholders. However, a Fund’s failure to qualify as a RIC or to meet minimum distribution requirements would result (if certain relief provisions were not available) in fund-level taxation and, consequently, a reduction in income available for distribution to shareholders.
Unless your investment in Shares is made through a tax-exempt entity or tax-advantaged account, such as an IRA, you need to be aware of the possible tax consequences when a Fund makes distributions, when you sell your Shares listed on the Exchange, and when you purchase or redeem Creation Units (APs only).

Taxes on Distributions
Each Fund intends to distribute, at least annually, substantially all of its net investment income and net capital gains. For federal income tax purposes, distributions of investment income are generally taxable as ordinary income or qualified dividend income. Taxes on distributions of capital gains (if any) are determined by how long a Fund owned the investments that generated them, rather than how long a shareholder has owned his or her Shares. Sales of assets held by a Fund for more than one year generally result in long-term capital gains and losses, and sales of assets held by a Fund for one year or less generally result in short-term capital gains and losses. Distributions of a Fund’s net capital gain (the excess of net long-term capital gains over net short-term capital losses) that are reported by such Fund as capital gain dividends (“Capital Gain Dividends”) will be taxable as long-term capital gains, which for non-corporate shareholders are subject to tax at reduced rates of up to 20% (lower rates apply to individuals in lower tax brackets). Distributions of short-term capital gain will generally be taxable as ordinary income. Dividends and distributions are generally taxable to you whether you receive them in cash or reinvest them in additional Shares.
Distributions reported by a Fund as “qualified dividend income” are generally taxed to non-corporate shareholders at rates applicable to long-term capital gains, provided holding period and other requirements are met. “Qualified dividend income” generally is income derived from dividends paid by U.S. corporations or certain foreign corporations that are either incorporated in a U.S. possession or eligible for tax benefits under certain U.S. income tax treaties. In addition, dividends that a Fund receives in respect of stock of certain foreign corporations may be qualified dividend income if that stock is readily tradable on an established U.S. securities market. Corporate shareholders may be entitled to a dividends received deduction for the portion of dividends they receive from a Fund that are attributable to dividends received by the Fund from U.S. corporations, subject to certain limitations. For such dividends to be taxed as qualified dividend income to a non-corporate shareholder, a Fund must satisfy certain holding period requirements with respect to the underlying stock and the non-corporate shareholder must satisfy holding period requirements with respect to his or her ownership of such Fund’s Shares. Holding periods may be suspended for these purposes for stock that is hedged. A Fund’s investment strategy will significantly limit its ability to distribute dividends eligible to be treated as qualified dividend income or entitled to the dividends received deduction.
In the case of corporate shareholders, Fund distributions (other than Capital Gain Dividends) generally qualify for the dividends received deduction to the extent such distributions are so reported and do not exceed the gross amount of qualifying dividends received by the Fund for the year. Generally, and subject to certain limitations (including certain holding period limitations), a dividend will be treated as a qualifying dividend if it has been received from a domestic corporation. Certain of the Funds’ investment strategies will significantly limit their ability to make distributions eligible for the dividends received deduction.
A RIC that receives business interest income may pass through its net business interest income for purposes of the tax rules applicable to the interest expense limitations under Section 163(j) of the Code. A RIC’s total “Section 163(j) Interest Dividend” for a tax year is limited to the excess of the RIC’s business interest income over the sum of its business interest expense and its other deductions properly allocable to its business interest income. A RIC may, in its discretion, designate all or a portion of ordinary dividends as Section 163(j) Interest Dividends, which would allow the recipient shareholder to treat the designated portion of such dividends as interest income for purposes of determining such shareholder’s interest expense deduction limitation under Section 163(j) of the Code. This can potentially increase the amount of a shareholder’s interest expense deductible under Section 163(j) of the Code. In general, to be eligible to treat a Section 163(j) Interest Dividend as interest income, you must have held your shares in the Fund for more than 180 days during the 361-day period beginning on the date that is 180 days before the date on which the share becomes ex-dividend with respect to such dividend. Section 163(j) Interest Dividends, if so designated by the Fund, will be reported to your financial intermediary or otherwise in accordance with the requirements specified by the Internal Revenue Service (“IRS”).
Shortly after the close of each calendar year, you will be informed of the amount and character of any distributions received from a Fund.
In general, your distributions are subject to federal income tax for the year in which they are paid. Certain distributions paid in January, however, may be treated as paid on December 31 of the prior year. Distributions are generally taxable even if they are paid from income or gains earned by a Fund before your investment (and thus were included in the Shares’ NAV when you purchased your Shares).
You should note that if you purchase shares just before a distribution, the purchase price would reflect the amount of the upcoming distribution. In this case, you would be taxed on the entire amount of the distribution received, even though, as an economic matter, the distribution simply constitutes a return of your investment. This is known as “buying a dividend” and should generally be avoided by taxable investors.
If you are neither a resident nor a citizen of the United States or if you are a foreign entity, distributions (other than Capital Gain Dividends) paid to you by a Fund will generally be subject to a U.S. withholding tax at the rate of 30%, unless a lower treaty rate applies. Gains from the sale or other disposition of your Shares from non-U.S. shareholders generally are not subject to U.S. taxation, unless you are a nonresident alien individual who is physically present in the U.S. for 183 days or more per year. A Fund may, under certain circumstances, report all or a portion of a dividend as an “interest-related dividend” or a “short-term capital gain dividend,” which would generally be exempt from this 30% U.S. withholding tax, provided certain other requirements are met. Different tax consequences may result if you are a foreign shareholder engaged in a trade or business within the United States or if a tax treaty applies.
A Fund (or a financial intermediary, such as a broker, through which a shareholder owns Shares) generally is required to withhold and remit to the U.S. Treasury a percentage of the taxable distributions and sale proceeds paid to any shareholder who fails to properly furnish a correct taxpayer identification number, who has underreported dividend or interest income, or who fails to certify that the shareholder is not subject to such withholding.
Taxes When Shares are Sold on the Exchange
Provided that a shareholder holds Shares as capital assets, any capital gain or loss realized upon a sale or exchange of Shares generally is treated as a long-term capital gain or loss if Shares have been held for more than one year and as a short-term capital gain or loss if Shares have been held for one year or less. However, any capital loss on a sale of Shares held for six months or less is treated as long-term capital loss to the extent of Capital Gain Dividends paid with respect to such Shares. Any loss realized on a sale will be disallowed to the extent Shares are acquired, including through reinvestment of dividends, within a 61-day period beginning 30 days before and ending 30 days after the disposition of Shares. The ability to deduct capital losses may be limited.
The cost basis of Shares acquired by purchase will generally be based on the amount paid for the Shares and then may be subsequently adjusted for other applicable transactions as required by the Code. The difference between the selling price and the cost basis of Shares generally determines the amount of the capital gain or loss realized on the sale or exchange of Shares. Contact the broker through whom you purchased your Shares to obtain information with respect to the available cost basis reporting methods and elections for your account.
Taxes on Purchases and Redemptions of Creation Units
An AP having the U.S. dollar as its functional currency for U.S. federal income tax purposes who exchanges securities for Creation Units generally recognizes a gain or a loss. The gain or loss will be equal to the difference between the value of the Creation Units at the time of the exchange and the exchanging AP’s aggregate basis in the securities delivered plus the amount of any cash paid for the Creation Units. An AP who exchanges Creation Units for securities will generally recognize a gain or loss equal to the difference between the exchanging AP’s basis in the Creation Units and the aggregate U.S. dollar market value of the securities received, plus any cash received for such Creation Units. The IRS may assert, however, that a loss that is realized upon an exchange of securities for Creation Units may not be currently deducted under the rules governing “wash sales” (for an AP who does not mark-to-market their holdings) or on the basis that there has been no significant change in economic position. APs exchanging securities should consult their own tax advisor with respect to whether wash sale rules apply and when a loss might be deductible.
A Fund may include a payment of cash in addition to, or in place of, the delivery of a basket of securities upon the redemption of Creation Units. A Fund may sell portfolio securities to obtain the cash needed to distribute redemption proceeds. This may cause a Fund to recognize investment income and/or capital gains or losses that it might not have recognized if it had completely satisfied the redemption in kind. As a result, a Fund may be less tax efficient if it includes such a cash payment in the proceeds paid upon the redemption of Creation Units.
Taxation of the Subsidiaries
There is, at present, no direct taxation in the Cayman Islands and interest, dividends and gains payable to a Subsidiary will be received free of all Cayman Islands taxes. Each Subsidiary is registered as an “exempted company” pursuant to the Companies Law (as amended). Each Subsidiary expects to obtain an undertaking from the Governor in Cabinet of the Cayman Islands to the effect that, for a period of twenty years from the date of the undertaking, no law that thereafter is enacted in the Cayman Islands imposing any tax or duty to be levied on profits, income or on gains or appreciation, or any tax in the nature of estate duty or inheritance tax, will apply to any property comprised in or any income arising under such Subsidiary, or to the shareholders thereof, in respect of any such property or income.
Investments in Complex Securities
A Fund may gain most of its exposure to the commodities markets through its investment in its respective Subsidiary, which invests directly in commodity-linked derivative instruments. A Fund’s investment in its respective Subsidiary is expected to provide such Fund with exposure to the commodities markets within the limitations of the federal tax requirements of Subchapter M of the Code for qualification as a RIC. The “Subpart F” income (defined in Section 951 of the Code to include passive income, including from commodity-linked derivatives) of a Fund attributable to its investment in its respective Subsidiary is “qualifying income” to such Fund to the extent that such income is derived with respect to such Fund’s business of investing in stock, securities or currencies. A Fund expects its “Subpart F” income attributable to its investment in its respective Subsidiary to be derived with respect to such Fund’s business of investing in stock, securities or currencies and accordingly expects its “Subpart F” income attributable to its investment in its respective Subsidiary to be treated as “qualifying income.” The Adviser will carefully monitor a Fund’s investments in its respective Subsidiary to ensure that no more than 25% of such Fund’s assets are invested in its respective Subsidiary.
Certain of a Fund’s investments, such as investments in commodity-linked derivatives, when made directly, may not produce qualifying income to such Fund. To the extent a Fund invests in commodity-linked derivatives, such Fund will seek to restrict its income from such instruments that do not generate qualifying income to a maximum of 10% of its gross income (when combined with its other investments that produce non-qualifying income).
In general, for purposes of ensuring that a Fund’s non-qualifying income does not exceed 10% of its gross income, income derived from a partnership will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership that would be qualifying income if realized directly by a Fund. However, 100% of the net income derived from an interest in a “qualified publicly traded partnership” (“QPTP”). In addition, although in general the passive loss rules of the Code do not apply to RICs, such rules do apply to a RIC with respect to items attributable to an interest in a QPTP.
Certain Funds intend to invest in certain exchange traded products that may be treated as QPTPs. Income from QPTPs is qualifying income, but a Fund’s investment in one or more of such QPTPs is limited to no more than 25% of the value of the Fund’s assets. The Funds will monitor their investments in such QPTPs in order to ensure compliance with these requirements.
Investments in QPTPs may require a Fund to accrue and distribute income not yet received. To generate sufficient cash to make the requisite distributions, a Fund may be required to sell securities in its portfolio (including when it is not advantageous to do so) that it otherwise would have continued to hold. A Fund’s investments in QPTPs may at other times result in the Fund’s receipt of nontaxable cash distributions from a QPTP and if the Fund then distributes these nontaxable distributions to Fund shareholders, it could constitute a return of capital to Fund shareholders for federal income tax purposes. Any cash distributions received by a Fund from a QPTP in excess of the Fund’s tax basis therein generally will be considered to be gain from the sale or exchange of the Fund’s QPTP shares. A Fund’s tax basis in its investments in a QPTP generally is equal to the amount the Fund paid for its interests in the QPTP (i) increased by the Fund’s allocable share of the QPTP’s net income and certain QPTP debt, if any, and (ii) decreased by the Fund’s allocable share of the QPTP’s net losses and distributions received by the Fund from the QPTP.
“Qualified publicly traded partnership income” within the meaning of Section 199A(e)(4) of the Code is eligible for a 20% deduction by non-corporate taxpayers. “Qualified publicly traded partnership income” is generally income of a “publicly traded partnership” (within the meaning of Section 7704 of the Code) that is not treated as a corporation for U.S. federal income tax purposes (pursuant to Section 7704(c) of the Code) with respect to such entity’s qualified trade or business, but does not include certain investment income. A “publicly traded partnership” for purposes of this deduction is not necessarily the same as a QPTP, as defined above. This deduction, if allowed in full, equates to a maximum effective tax rate of 29.6% (37% top rate applied to income after 20% deduction). RICs, such as the Funds, are not permitted to pass the special character of this income through to their shareholders. Direct investors in entities that generate “qualified publicly traded partnership income” will enjoy the lower rate, but investors in RICs that invest in such entities will not.
If a Fund fails to qualify as a RIC and to avail itself of certain relief provisions, it would be subject to tax at the regular corporate rate without any deduction for distributions to shareholders, and its distributions would generally be taxable as dividends. Please see the SAI for a more detailed discussion, including the availability of certain relief provisions for certain failures by a Fund to qualify as a RIC.
Net Investment Income Tax
U.S. individuals with income exceeding specified thresholds are subject to a 3.8% tax on all or a portion of their “net investment income,” which includes interest, dividends, and certain capital gains (generally including capital gains distributions and capital gains realized on the sale of Shares). This 3.8% tax also applies to all or a portion of the undistributed net investment income of certain shareholders that are estates and trusts.
Foreign Taxes
The Funds invest in foreign securities. Interest and other income received by a Fund with respect to foreign securities may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. If as of the close of a taxable year more than 50% of the value of a Fund’s assets consists of certain foreign stock or securities, each such Fund will be eligible to elect to “pass through” to investors the amount of foreign income and similar taxes (including withholding taxes) paid by such Fund during that taxable year. This means that investors would be considered to have received as additional income their respective shares of such foreign taxes but may be entitled to either a corresponding tax deduction in calculating taxable income, or, subject to certain limitations, a credit in calculating federal income tax. If a Fund does not so elect, each such Fund will be entitled to claim a deduction for certain foreign taxes incurred by such Fund. A Fund (or a financial intermediary, such as a broker, through which a shareholder owns Shares) will notify you if it makes such an election and provide you with the information necessary to reflect foreign taxes paid on your income tax return.
The foregoing discussion summarizes some of the possible consequences under current federal tax law of an investment in each Fund. It is not a substitute for personal tax advice. You also may be subject to state and local tax on Fund distributions and sales of Shares. Consult your personal tax advisor about the potential tax consequences of an investment in Shares under all applicable tax laws. For more information, please see the section entitled “Federal Income Taxes” in the SAI.

DISTRIBUTION PLAN
The Board has adopted a Distribution and Service Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. In accordance with the Plan, each Fund is authorized to pay an amount up to 0.25% of its average daily net assets each year for certain distribution-related activities and shareholder services.
No Rule 12b-1 fees are currently paid by the Funds, and there are no plans to impose these fees. However, in the event Rule 12b-1 fees are charged in the future, because the fees are paid out of Fund assets, over time these fees will increase the cost of your investment and may cost you more than certain other types of sales charges.
PREMIUM/DISCOUNT INFORMATION
Information regarding how often each Fund’s Shares traded on the Exchange at a price above (i.e., at a premium) or below (i.e., at a discount) its NAV is available on the Funds’ website at www.teucrium.com.
ADDITIONAL NOTICES
The Shares are not sponsored, endorsed, or promoted by the Exchange. The Exchange is not responsible for, nor has it participated in the determination of, the timing, prices, or quantities of Shares to be issued, nor in the determination or calculation of the equation by which Shares are redeemable. The Exchange has no obligation or liability to owners of Shares in connection with the administration, marketing, or trading of Shares.
Without limiting any of the foregoing, in no event shall the Exchange have any liability for any lost profits or indirect, punitive, special, or consequential damages even if notified of the possibility thereof.
The Adviser and the Funds make no representation or warranty, express or implied, to the owners of the Shares or any member of the public regarding the advisability of investing in securities generally or in a Fund particularly.
FINANCIAL HIGHLIGHTS
The following financial highlights table shows the financial performance information for the life of the 2x Corn ETF, 2x Wheat ETF and Agriculture Strategy No K-1 ETF. Certain information reflects financial results for a single share of a Fund. The total returns in the table represent the rate that you would have earned or lost on an investment in a Fund (assuming you reinvested all distributions). This information has been audited by Cohen & Company, Ltd., the independent registered public accounting firm of the Funds, whose report, along with each Fund’s financial statements, is included in the Funds’ most recent Form N-CSR, which is available upon request and can be found on the SEC’s website. Financial information is not available for Funds that have not commenced operations prior to the date of this Prospectus.

TEUCRIUM AGRICULTURAL STRATEGY NO K-1 ETF
CONSOLIDATED FINANCIAL HIGHLIGHTS
For a Share Outstanding Throughout Each Period

	Year Ended December 31, 2025	Period Ended December 31, 2024(a)	Year Ended April 30, 2024	Period Ended April 30, 2023(b)
PER SHARE DATA:
Net asset value, beginning of period	$18.59	$21.24	$34.80	$40.00

INVESTMENT OPERATIONS:
Net investment income(c)	0.56	0.52	1.31	0.85
Net realized and unrealized loss on investments(d)	(1.63)	(2.70)	(3.50)	(5.79)
Total from investment operations	(1.07)	(2.18)	(2.19)	(4.94)

LESS DISTRIBUTIONS FROM:
Net investment income	(0.83)	(0.47)	(11.37)	(0.26)
Total distributions	(0.83)	(0.47)	(11.37)	(0.26)
Net asset value, end of period	$16.69	$18.59	$21.24	$34.80
Total return(e)	-5.83%	-10.19%	-7.50%	-12.37%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in thousands)	$2,712	$4,183	$2,389	$86,118
Ratio of expenses to average net assets:
Before expense reimbursement(f)	1.56%	1.56%	1.58%	1.58%
After expense reimbursement(f)	0.89%	0.89%	0.89%	0.94%
Ratio of net investment income to average net assets(f)	3.08%	3.91%	3.99%	2.56%
Portfolio turnover rate(e)	0%	0%	0%	0%
(a)Effective December 31, 2024, the Fund changed its fiscal year end from April 30 to December 31.
(b)The Fund commenced operations on May 16, 2022.
(c)Net investment income per share has been calculated based on average shares outstanding during the periods.
(d)Realized and unrealized gains and losses per share in the caption are balancing amounts necessary to reconcile the change in net asset value per share for the periods, and may not reconcile with the aggregate gains and losses in the Consolidated Statements of Operations due to share transactions for the periods.
(e)Not annualized for periods less than one year.
(f)Annualized for periods less than one year.

TEUCRIUM 2X DAILY CORN ETF
CONSOLIDATED FINANCIAL HIGHLIGHTS
For a Share Outstanding Throughout the Period

	Year Ended December 31, 2025	Period Ended December 31, 2024(a)
PER SHARE DATA:
Net asset value, beginning of period	$26.69	$25.00

INVESTMENT OPERATIONS:
Net investment income(b)	0.68	0.04
Net realized and unrealized gain (loss) on investments(c)	(7.47)	1.69
Total from investment operations	(6.79)	1.73

LESS DISTRIBUTIONS FROM:
Net investment income	(0.64)	(0.04)
Total distributions	(0.64)	(0.04)
Net asset value, end of period	$19.26	$26.69
Total return(d)	-25.78%	6.89%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in thousands)	$770	$2,135
Ratio of expenses to average net assets:
Before expense reimbursement(e)	1.71%	1.70%
After expense reimbursement(e)	0.95%	0.95%
Ratio of net investment income to average net assets(e)	2.87%	3.13%
Portfolio turnover rate(d)	0%	0%
(a)The Fund commenced operations on December 12, 2024.
(b)Net investment income per share has been calculated based on average shares outstanding during the periods.
(c)Realized and unrealized gains and losses per share in the caption are balancing amounts necessary to reconcile the change in net asset value per share for the periods, and may not reconcile with the aggregate gains and losses in the Consolidated Statements of Operations due to share transactions for the periods.
(d)Not annualized for periods less than one year.
(e)Annualized for periods less than one year.

TEUCRIUM 2X DAILY WHEAT ETF
CONSOLIDATED FINANCIAL HIGHLIGHTS
For a Share Outstanding Throughout the Period

	Year Ended December 31, 2025	Period Ended December 31, 2024(a)
PER SHARE DATA:
Net asset value, beginning of period	$24.34	$25.00

INVESTMENT OPERATIONS:
Net investment income(b)	0.58	0.04
Net realized and unrealized loss on investments(c)	(9.68)	(0.67)
Total from investment operations	(9.10)	(0.63)

LESS DISTRIBUTIONS FROM:
Net investment income	(0.52)	(0.03)
Total distributions	(0.52)	(0.03)
Net asset value, end of period	$14.72	$24.34
Total return(d)	-37.91%	-2.51%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in thousands)	$589	$1,947
Ratio of expenses to average net assets:
Before expense reimbursement(e)	1.79%	1.77%
After expense reimbursement(e)	0.95%	0.95%
Ratio of net investment income to average net assets(e)	2.77%	2.97%
Portfolio turnover rate(d)	0%	0%
(a)The Fund commenced operations on December 12, 2024.
(b)Net investment income per share has been calculated based on average shares outstanding during the periods.
(c)Realized and unrealized gains and losses per share in the caption are balancing amounts necessary to reconcile the change in net asset value per share for the periods, and may not reconcile with the aggregate gains and losses in the Consolidated Statements of Operations due to share transactions for the periods.
(d)Not annualized for periods less than one year.
(e)Annualized for periods less than one year.

Teucrium Agricultural Strategy No K-1 ETF
Teucrium No K-1 Corn ETF
Teucrium 2x Daily Corn ETF
Teucrium No K-1 Wheat ETF
Teucrium 2x Daily Wheat ETF
Teucrium No K-1 Sugar ETF
Teucrium 2x Daily Sugar ETF
Teucrium No K-1 Soybean ETF
Teucrium 2x Daily Soybean ETF

Adviser	Teucrium Investment Advisors, LLC Three Main Street, Suite 215 Burlington, Vermont 05401	Distributor	PINE Distributors LLC 501 South Cherry Street, Suite 610 Denver, Colorado 80246
Transfer Agent, Index Receipt Agent, and Administrator	U.S. Bancorp Fund Services, LLC d/b/a U.S. Bank Global Fund Services 615 East Michigan Street Milwaukee, Wisconsin 53202	Custodian	U.S. Bank, N.A. 1555 North Rivercenter Drive, Suite 302 Milwaukee, Wisconsin 53212
Independent Registered Public Accounting Firm	Cohen & Company, Ltd. 1835 Market Street, Suite 310 Philadelphia, Pennsylvania 19103	Legal Counsel	Morgan, Lewis & Bockius LLP 1111 Pennsylvania Avenue, NW Washington, DC 20004-2541
Investors may find more information about a Fund in the following documents:
Statement of Additional Information: The Funds’ SAI provides additional details about the investments of each Fund and certain other additional information. The SAI is on file with the SEC and is incorporated herein by reference into this Prospectus. It is legally considered a part of this Prospectus.
Annual/Semi-Annual Reports and Form N-CSR: Additional information about each Fund’s investments will be available in the Funds’ Annual and Semi-Annual Reports to shareholders and in Form N-CSR. In the Annual Report, when available, you will find a discussion of the market conditions and investment strategies that significantly affected a Fund’s performance during its last fiscal year. In Form N-CSR, you will find each Fund’s annual and semi-annual financial statements.
You can obtain free copies of these documents, request other information or make general inquiries about the Funds by calling 1-800-617-0004.
Shareholder reports and other information about the Funds also are available:
•Free of charge from the SEC’s EDGAR database on the SEC’s website at http://www.sec.gov;
•Free of charge from the Funds’ website at www.teucrium.com; or
•For a fee, by e-mail request to publicinfo@sec.gov.

(SEC Investment Company Act File No. 811-23226)

A-116

Teucrium Agricultural Strategy No K-1 ETF (TILL)
Teucrium No K-1 Corn ETF (KORN)*
Teucrium 2x Daily Corn ETF (CXRN)
Teucrium No K-1 Wheat ETF (WHET)*
Teucrium 2x Daily Wheat ETF (WXET)
Teucrium No K-1 Sugar ETF (SUGR)*
Teucrium 2x Daily Sugar ETF (SXGR)*
Teucrium No K-1 Soybean ETF (SYBN)*
Teucrium 2x Daily Soybean ETF (SXBN)*
*The Fund has not yet commenced operations and is not available for purchase.

Each, a series of Listed Funds Trust
Listed on NYSE Arca, Inc.

STATEMENT OF ADDITIONAL INFORMATION
April 30, 2026
This Statement of Additional Information (the “SAI”) is not a prospectus and should be read in conjunction with the prospectus for the Teucrium Agricultural Strategy No K-1 ETF (the “Agriculture Strategy No K-1 ETF”), Teucrium No K-1 Corn ETF (the “No K-1 Corn ETF”), Teucrium 2x Daily Corn ETF (the “2x Daily Corn ETF”), the Teucrium No K-1 Wheat ETF (the “No K-1 Wheat ETF”), Teucrium 2x Daily Wheat ETF (the “2x Daily Wheat ETF”), the Teucrium No K-1 Sugar ETF (the “No K-1 Sugar ETF”), Teucrium 2x Daily Sugar ETF (the “2x Daily Sugar ETF”), and the Teucrium No K-1 Soybean ETF (the “No K-1 Soybean ETF”), Teucrium 2x Daily Soybean ETF (the “2x Daily Soybean ETF”), (each a “Fund” and, collectively the “Funds”), each a series of Listed Funds Trust (the “Trust”), dated April 30, 2026, as may be supplemented from time to time (the “Prospectus”). Capitalized terms used in this SAI that are not defined have the same meaning as in the Prospectus, unless otherwise noted. A copy of the Prospectus may be obtained without charge, by calling the Funds at 1-800-617-0004, or by visiting www.teucrium.com.
Each Fund’s audited financial statements for the most recent fiscal year (if available) is included in the Fund’s most recent Form N-CSR, which is incorporated into this SAI by reference (File No. 811-23226). You may obtain a copy of a Fund’s Annual Report and Form N-CSR (if available) at no charge by contacting the Funds at the phone number noted above.

GENERAL INFORMATION ABOUT THE TRUST
The Trust is an open-end management investment company consisting of multiple investment series. This SAI relates only to the Funds. The Trust was organized as a Delaware statutory trust on August 26, 2016. The Trust is registered with the U.S. Securities and Exchange Commission (the “SEC”) under the Investment Company Act of 1940, as amended (together with the rules and regulations adopted thereunder, the “1940 Act”), as an open-end management investment company, and the offering of each Fund’s shares (collectively, the “Shares”) is registered under the Securities Act of 1933 (the “Securities Act”). The Trust is governed by its Board of Trustees (the “Board”).
Teucrium Investment Advisors, LLC (the “Adviser”) serves as investment adviser to the Funds.
Each Fund offers and issues Shares at their net asset value (“NAV”) only in aggregations of a specified number of Shares (each, a “Creation Unit”). Each Fund generally offers and issues Shares in exchange for a basket of securities (“Deposit Securities”) together with the deposit of a specified cash payment (“Cash Component”). The Trust reserves the right to permit or require the substitution of a “cash in lieu” amount (“Deposit Cash”) to be added to the Cash Component to replace any Deposit Security or other instrument in a Fund’s portfolio. Shares are listed on NYSE Arca, Inc. (the “Exchange”) and trade on the Exchange at market prices that may differ from the Shares’ NAV. Shares also are redeemable only in Creation Unit aggregations, primarily for a basket of Deposit Securities together with a Cash Component. A Creation Unit of the Agriculture Strategy No K-1 ETF generally consists of 12,500 Shares, and a Creation Unit of the remaining Funds generally consists of 10,000 Shares, though this may change from time to time. As a practical matter, only institutions or large investors purchase or redeem Creation Units. Except when aggregated in Creation Units, Shares are not redeemable securities.
Shares may be issued in advance of receipt of Deposit Securities subject to various conditions, including a requirement to maintain on deposit with the Trust cash at least equal to a specified percentage of the value of the missing Deposit Securities, as set forth in the Participant Agreement (as defined below). The Trust may impose a transaction fee for each creation or redemption. In all cases, such fees will be limited in accordance with the requirements of the SEC applicable to management investment companies offering redeemable securities. As in the case of other publicly traded securities, brokers’ commissions on transactions in the secondary market will be based on negotiated commission rates at customary levels.
ADDITIONAL INFORMATION ABOUT INVESTMENT OBJECTIVES, POLICIES, AND RELATED RISKS
Each Fund’s investment objective and principal investment strategies are described in the Prospectus. The following information supplements, and should be read in conjunction with, the Prospectus. For a description of certain permitted investments, see “Description of Permitted Investments” in this SAI.
With respect to each Fund’s investments, unless otherwise noted, if a percentage limitation on investment is adhered to at the time of investment or contract, a subsequent increase or decrease as a result of market movement or redemption will not result in a violation of such investment limitation.
DIVERSIFICATION STATUS
Each Fund, other than the Agriculture Strategy No K-1 ETF, is classified as a non-diversified investment company under the 1940 Act. A “non-diversified” classification means that a Fund is not limited by the 1940 Act with regard to the percentage of its total assets that may be invested in the securities of a single issuer. This means that a Fund may invest a greater portion of its total assets in the securities of a single issuer or a smaller number of issuers than if it was a diversified fund. This may have an adverse effect on a Fund’s performance or subject Shares to greater price volatility than more diversified investment companies. Moreover, in pursuing its objective, a Fund may hold the securities of a single issuer in an amount exceeding 10% of the value of the outstanding securities of the issuer, subject to restrictions imposed by the Internal Revenue Code of 1986, as amended (the “Code”). In particular, as a Fund’s size grows and its assets increase, it will be more likely to hold more than 10% of the securities of a single issuer if the issuer has a relatively small public float as compared to other components in a Fund’s portfolio.
The Agriculture Strategy No K-1 ETF is “diversified” within the meaning of the 1940 Act. Under applicable federal laws, to qualify as a diversified fund, the Fund, with respect to 75% of its total assets, may not invest greater than 5% of its total assets in any one issuer and may not hold greater than 10% of the securities of one issuer, other than investments in cash and cash items (including receivables), U.S. government securities, and securities of other investment companies. The remaining 25% of the Fund’s total assets does not need to be “diversified” and may be invested in securities of a single issuer, subject to other applicable laws. The diversification of the Fund’s holdings is measured at the time the Fund purchases a security. However, if the Fund purchases a security and holds it for a period of time, the security may become a larger percentage of the Fund’s total assets due to movements in the financial markets. If the market affects several securities held by the Fund, the Fund may have a greater percentage of its assets invested in fewer issuers.
Although certain Funds are non-diversified for purposes of the 1940 Act, Each Fund intends to maintain the required level of diversification and otherwise conduct its operations so as to qualify as a “regulated investment company” (“RIC”) within the meaning of Subchapter M of the Code. Compliance with the diversification requirements of the Code may limit the investment flexibility of a
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Fund and may make it less likely that a Fund will meet its investment objectives. To qualify as a RIC under the Code, a Fund must meet the Diversification Requirement described in the section titled “Federal Income Taxes” in this SAI.
GENERAL RISKS
The value of a Fund’s portfolio investments may fluctuate with changes in the financial condition of an issuer or counterparty, changes in specific economic or political conditions that affect a particular investment or issuer, and changes in general economic or political conditions. An investor in a Fund could lose money over short or long periods of time.
There can be no guarantee that a liquid market for the investments held by a Fund will be maintained. The existence of a liquid trading market for certain investments may depend on whether dealers will make a market in such investments. There can be no assurance that a market will be made or maintained or that any such market will be or remain liquid. The price at which investments may be sold and the value of Shares will be adversely affected if trading markets for a Fund’s portfolio investments are limited or absent, or if bid/ask spreads are wide.
Cybersecurity Risk. Investment companies, such as the Funds, and their service providers may be subject to operational and information security risks resulting from cyber-attacks. Cyber-attacks include, among other behaviors, stealing or corrupting data maintained online or digitally, denial of service attacks on websites, the unauthorized release of confidential information or various other forms of cybersecurity breaches. Cyber-attacks affecting a Fund or the Adviser, custodian, transfer agent, intermediaries and other third-party service providers may adversely impact a Fund. For instance, cyber-attacks may interfere with the processing of shareholder transactions, impact a Fund’s ability to calculate its NAV, cause the release of private shareholder information or confidential company information, impede trading, subject a Fund to regulatory fines or financial losses, and cause reputational damage. A Fund also may incur additional costs for cybersecurity risk management purposes. Similar types of cybersecurity risks also are present for issuers of securities in which a Fund invests, which could result in material adverse consequences for such issuers and may cause a Fund’s investments in such portfolio companies to lose value.
Global Pandemics. Beginning in the first quarter of 2020, financial markets in the United States and around the world experienced extreme and, in many cases, unprecedented volatility and severe losses due to the global pandemic caused by COVID-19, a novel coronavirus. The pandemic resulted in a wide range of social and economic disruptions, including closed borders, voluntary or compelled quarantines of large populations, stressed healthcare systems, reduced or prohibited domestic or international travel, and supply chain disruptions affecting the United States and many other countries. Some sectors of the economy and individual issuers experienced particularly large losses as a result of these disruptions. Although the immediate effects of the COVID-19 pandemic have dissipated, global markets and economies continue to contend with the ongoing and long-term impact of COVID-19. It is unknown how long events related to the pandemic will persist, whether they will reoccur in the future, and what additional implications may follow from the pandemic. The impact of these events and other epidemics or pandemics in the future could adversely affect Fund performance.
Recent Geopolitical Events. Geopolitical tensions introduce uncertainty into global markets. For example, Russia’s military invasion of Ukraine in February 2022, the resulting responses by the United States and other countries, and the potential for wider conflict could increase volatility and uncertainty in the financial markets and adversely affect regional and global economies. The United States and other countries have imposed broad-ranging economic sanctions on Russia and certain Russian individuals, banking entities and corporations, and Belarus as a response to Russia’s invasion of Ukraine, and may impose sanctions on other countries that provide military or economic support to Russia. The extent and duration of Russia’s military actions and the repercussions of such actions (including any retaliatory actions or countermeasures that may be taken by those subject to sanctions, including cyber-attacks) are impossible to predict, but could result in significant market disruptions, including in certain industries or sectors, such as the oil and natural gas markets, and may negatively affect global supply chains, inflation and global growth.
Similarly, escalations beginning in October 2023 of the ongoing Israel-Hamas conflict present a potential risk for wider conflict that could negatively affect financial markets due to a myriad of interconnected factors. This conflict could disrupt regional trade and supply chains, potentially affecting U.S. businesses with exposure to the region. For example, attacks on commercial vessels transiting through the Red Sea, commonly referred to as the Red Sea crisis, have led to disruption of international maritime trade and the global supply chain, which has had a direct impact on countries and regions that rely on such routes for the supply of energy and/or food and companies that typically ship goods or receive components by way of the Red Sea. In addition, recent U.S. military operations in Iran could lead to significant geopolitical instability, including retaliatory attacks, disruption of critical energy infrastructure and shipping lanes such as the Strait of Hormuz, and broader regional conflict, which in turn may cause sharp volatility across global financial markets and commodity prices. Such developments may adversely affect the Funds through increased market uncertainty, reduced liquidity, higher inflation and interest rate pressures, and potential declines in asset valuations across multiple sectors and geographies. The Middle East plays a pivotal role in the global energy sector, and prolonged instability could impact oil prices, leading to increased costs for businesses and consumers.
These conflicts and others, and any related events could significantly impact a Fund’s performance and the value of an investment in a Fund, even if the Fund does not have direct exposure.
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DESCRIPTION OF PERMITTED INVESTMENTS
The following are descriptions of the Funds’ permitted investments and investment practices and the associated risk factors. The Funds expect to invest in certain investments indirectly through Subsidiaries (discussed and defined herein). Except as otherwise noted, for purposes of this SAI, references to a Fund’s investments include the Fund’s indirect investments through its Subsidiary. A Fund, or a Subsidiary will only invest in any of the following instruments, or exchange-traded funds (“ETFs”) that invest in such instruments, or engage in any of the following investment practices, directly or indirectly, if such investment or activity is consistent with that Fund’s investment objective and permitted by the Fund’s stated investment policies.
Borrowing
Each Fund may borrow money to the extent permitted under the 1940 Act, as such may be interpreted or modified by regulatory authorities having jurisdiction, from time to time. Borrowing for investment purposes is one form of leverage. Leveraging investments by purchasing securities with borrowed money is a speculative technique that increases investment risk, but also increases investment opportunity. Because substantially all of a Fund’s assets will fluctuate in value, whereas the interest obligations on borrowings may be fixed, the NAV per share of the Fund will increase more when the Fund’s portfolio assets increase in value and decrease more when the Fund’s portfolio assets decrease in value than would otherwise be the case. Moreover, interest costs on borrowings may fluctuate with changing market rates of interest and may partially offset or exceed the returns on the borrowed funds. Under adverse conditions, a Fund might have to sell portfolio securities to meet interest or principal payments at a time when investment considerations would not favor such sales.
Each Fund also may borrow money to facilitate management of the Fund’s portfolio by enabling the Fund to meet redemption requests when the liquidation of portfolio instruments would be inconvenient or disadvantageous. Such borrowing is not for investment purposes and will be repaid by the Fund promptly. As required by the 1940 Act, a Fund must maintain continuous asset coverage (total assets, including assets acquired with borrowed funds, less liabilities exclusive of borrowings) of 300% of all amounts borrowed. If, at any time, the value of a Fund’s assets should fail to meet this 300% coverage test, the Fund, within three days (not including Sundays and holidays), will reduce the amount of the Fund’s borrowings to the extent necessary to meet this 300% coverage requirement. Maintenance of this percentage limitation may result in the sale of portfolio securities at a time when investment considerations otherwise indicate that it would be disadvantageous to do so.
Borrowing will tend to exaggerate the effect on NAV of any increase or decrease in the market value of the borrowing Fund’s portfolio. Money borrowed will be subject to interest costs that may or may not be recovered by earnings on the securities purchased. A Fund also may be required to maintain minimum average balances in connection with a borrowing or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate. In addition to the foregoing, each Fund is authorized to borrow money as a temporary measure for extraordinary or emergency purposes in amounts not in excess of 5% of the value of the Fund’s total assets. Borrowings for extraordinary or emergency purposes are not subject to the foregoing 300% asset coverage requirement.
Correlation and Tracking Risk (2x Daily Corn Fund, 2x Daily Wheat Fund, 2x Daily Sugar Fund and the 2x Daily Soybean Fund (each a “2x Fund” and, together, the “2x Funds”).
Several factors may affect a 2x Fund’s ability to obtain its daily leveraged investment objective. Among these factors are: (1) Fund expenses, including brokerage expenses and commissions and financing costs related to derivatives (which may be increased by high portfolio turnover); (2) an imperfect correlation between the performance of instruments held by a 2x Fund, such as futures contracts, exchange-traded products, and swaps, and the performance of the underlying commodity; (3) bid-ask spreads; (4) a 2x Fund holding instruments that are illiquid or the market for which becomes disrupted; (5) the need to conform a Fund’s portfolio holdings to comply with such Fund’s investment restrictions or policies, or regulatory or tax law requirements; (6) market movements that run counter to a 2x Fund’s investments (which will cause divergence between a Fund and the price of its respective commodity over time due to the mathematical effects of leveraging); and (7) disruptions and illiquidity in the markets for securities or derivatives held by a 2x Fund.
Furthermore, each 2x Fund has an investment objective to seek daily investment results, before fees and expenses, that corresponds to the performance of two times (2x) the daily price performance of its respective commodity, for a single day, not for any other period. A “single day” is measured from the time the Fund calculates its NAV to the time of the Fund’s next NAV calculation. While a close correlation of each Fund to its respective commodity may be achieved on any single day, the Funds’ performance for any other period is the result of its return for each day compounded over the period. This usually will differ in amount and possibly even direction from two times (2x) the daily return for a 2x Fund of its respective commodity for the same period, before accounting for fees and expenses, as further described in the Prospectus and below.
As discussed in the Prospectus, each 2x Fund is “leveraged” in the sense that it has an investment objective to match 200% of the price performance of its respective commodity on a given day. Each 2x Fund is subject to all of the correlation risks described in the Prospectus. In addition, there is a special form of correlation risk that derives from each 2x Fund’s use of leverage, which is that for periods greater than one day, the use of leverage tends to cause the performance of a 2x Fund to be either greater than, or less than, 200% of the price performance of its respective commodity.
A 2x Fund’s return for periods longer than one day is primarily a function of the following:
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a. Price performance of the respective commodity;
b. Volatility of the price of the respective commodity;
c. Financing rates associated with leverage;
d. Other fund expenses; and
e. Period of time.
The performance for each 2x Fund can be estimated given any set of assumptions for the factors described above. Illustrated below is the impact of two factors, volatility of the price of the respective commodity and price performance of the respective commodity, on each 2x Fund. Volatility of the price of the respective commodity is a statistical measure of the magnitude of fluctuations in the price performance of the respective commodity. The illustration estimates each 2x Fund’s returns for a number of combinations of volatility of the price of the respective commodity and price performance of the respective commodity over a one-year period and assumes: a) no dividends paid by any Fund holding; b) no fund expenses; and c) borrowing/lending rates (to obtain leverage) of zero percent. If fund expenses were included, each Fund’s performance would be lower than shown.
As shown below, a 2x Fund would be expected to lose 6.1% if the price of the respective commodity provided no return over a one-year period during which the commodity price experienced annualized volatility of 25%. If the commodity price’s annualized volatility were to rise to 75%, the hypothetical loss for a one-year period widens to approximately 43%. At higher ranges of volatility, there is a chance of a near complete loss of value even if the commodity price performance is flat. For instance, if the commodity price’s annualized volatility is 100%, it is likely that a 2x Fund would lose 63.2% of its value, even if the commodity price’s cumulative change for the year was only 0%.
In the table below, areas shaded green represent those scenarios where a 2x Fund will outperform (i.e., return more than) two times the commodity price’s performance; conversely areas shaded red represent those scenarios where a 2x Fund will underperform (i.e., return less than) two times the commodity price’s performance.
The table below is intended to underscore the fact that a 2x Fund is designed as a short-term trading vehicle for investors who intend to actively monitor and manage their portfolios. It is not intended to be used by, and is not appropriate for, investors who do not intend to actively monitor and manage their portfolios. For additional information regarding correlation and volatility risk for the Funds, see “Effects of Compounding and Market Volatility Risk” in the Prospectus.

One Year Price Performance	Two Times (2x) One Year Price Performance	Volatility Rate
Return	Return	10%	25%	50%	75%	100%
-60%	-120%	-84.2%	-85.0%	-87.5%	-90.9%	-94.1%
-50%	-100%	-75.2%	-76.5%	-80.5%	-85.8%	-90.8%
-40%	-80%	-64.4%	-66.2%	-72.0%	-79.5%	-86.8%
-30%	-60%	-51.5%	-54.0%	-61.8%	-72.1%	-82.0%
-20%	-40%	-36.6%	-39.9%	-50.2%	-63.5%	-76.5%
-10%	-20%	-19.8%	-23.9%	-36.9%	-53.8%	-70.2%
0%	0%	-1.0%	-6.1%	-22.1%	-43.0%	-63.2%
10%	20%	19.8%	13.7%	-5.8%	-31.1%	-55.5%
20%	40%	42.6%	35.3%	12.1%	-18.0%	-47.0%
30%	60%	67.3%	58.8%	31.6%	-3.7%	-37.8%
40%	80%	94.0%	84.1%	52.6%	11.7%	-27.9%
50%	100%	122.8%	111.4%	75.2%	28.2%	-17.2%
60%	120%	153.5%	140.5%	99.4%	45.9%	-5.8%
The foregoing table is intended to isolate the effect of the volatility of the price of the respective commodity and price performance of the respective commodity on the return of a leveraged Fund. A 2x Fund’s actual returns may be significantly greater or less than the returns shown above as a result of any of factors discussed above or under “Effects of Compounding and Market Volatility Risk” in the Prospectus.
Debt Securities
In general, a debt security represents a loan of money to the issuer by the purchaser of the security. A debt security typically has a fixed payment schedule that obligates the issuer to pay interest to the lender and to return the lender’s money over a certain time period. A company typically meets its payment obligations associated with its outstanding debt securities before it declares and pays any dividend to holders of its equity securities. Bonds, notes and commercial paper are examples of debt securities and differ in the
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length of the issuer’s principal repayment schedule, with bonds carrying the longest repayment schedule and commercial paper the shortest.
Debt securities are all generally subject to interest rate, credit, income and prepayment risks and, like all investments, are subject to liquidity and market risks to varying degrees depending upon the specific terms and type of security. The Adviser attempts to reduce credit and market risk through diversification of a Fund’s portfolio and ongoing credit analysis of each issuer, as well as by monitoring economic developments, but there can be no assurance that it will be successful at doing so.
A Fund’s investments in debt securities may subject the Fund to the following risks:
Credit Risk. Debt securities are subject to the risk of an issuer’s (or other party’s) failure or inability to meet its obligations under the security. Multiple parties may have obligations under a debt security. An issuer or borrower may fail to pay principal and interest when due. A guarantor, insurer or credit support provider may fail to provide the agreed upon protection. A counterparty to a transaction may fail to perform its side of the bargain. An intermediary or agent interposed between the investor and other parties may fail to perform the terms of its service. Also, performance under a debt security may be linked to the obligations of other persons who may fail to meet their obligations. The credit risk associated with a debt security could increase to the extent that a Fund’s ability to benefit fully from its investment in the security depends on the performance by multiple parties of their respective contractual or other obligations. The market value of a debt security is also affected by the market’s perception of the creditworthiness of the issuer.
A Fund may incur substantial losses on debt securities that are inaccurately perceived to present a different amount of credit risk than they actually do by the market, the Adviser or the rating agencies. Credit risk is generally greater where less information is publicly available, where fewer covenants safeguard the investors’ interests, where collateral may be impaired or inadequate, where little legal redress or regulatory protection is available, or where a party’s ability to meet obligations is speculative. Additionally, any inaccuracy in the information used by the Fund to evaluate credit risk may affect the value of securities held by a Fund.
Obligations under debt securities held by a Fund may never be satisfied or, if satisfied, only satisfied in part.
Some securities are subject to risks as a result of a credit downgrade or default by a government, or its agencies or, instrumentalities. Credit risk is a greater concern for high-yield debt securities and debt securities of issuers whose ability to pay interest and principal may be considered speculative. Debt securities are typically classified as investment grade-quality (medium to highest credit quality) or below investment grade-quality (commonly referred to as high-yield or junk bonds). Many individual debt securities are rated by a third-party source, such as Moody’s Investors Service (“Moody’s”) or Standard & Poor’s Financial Services (“S&P®”), to help describe the creditworthiness of the issuer.
Credit Ratings Risk. The Adviser performs its own independent investment analysis of securities being considered for a Fund’s portfolio, which includes consideration of, among other things, the issuer’s financial resources, its sensitivity to economic conditions and trends, its operating history, the quality of the issuer’s management, and regulatory matters. The Adviser also considers the ratings assigned by various investment services and independent rating agencies, such as Moody’s and S&P, that publish ratings based upon their assessment of the relative creditworthiness of the rated debt securities. Generally, a lower rating indicates higher credit risk. Higher yields are ordinarily available from debt securities in the lower rating categories. These ratings are described at the end of this SAI under “Description of Securities Ratings.”
Using credit ratings to evaluate debt securities can involve certain risks. For example, ratings assigned by the rating agencies are based upon an analysis completed at the time of the rating of the obligor’s ability to pay interest and repay principal. Rating agencies typically rely to a large extent on historical data which may not accurately represent present or future circumstances. Ratings do not purport to reflect the risk of fluctuations in market value of the debt security and are not absolute standards of quality and only express the rating agency’s current opinion of an obligor’s overall financial capacity to pay its financial obligations. A credit rating is not a statement of fact or a recommendation to purchase, sell or hold a debt obligation. Also, credit quality can change suddenly and unexpectedly, and credit ratings may not reflect the issuer’s current financial condition or events since the security was last rated. Rating agencies may have a financial interest in generating business, including from the arranger or issuer of the security that normally pays for that rating, and providing a low rating might affect the rating agency’s prospects for future business. While rating agencies have policies and procedures to address this potential conflict of interest, there is a risk that these policies will fail to prevent a conflict of interest from impacting the rating.
Extension Risk. A Fund is subject to extension risk, which is the risk that the market value of some debt securities, particularly mortgage securities and certain asset-backed securities, may be adversely affected when bond calls or prepayments on underlying mortgages or other assets are less or slower than anticipated. Extension risk may result from, for example, rising interest rates or unexpected developments in the markets for the underlying assets or mortgages. As a consequence, the security’s effective maturity will be extended, resulting in an increase in interest rate sensitivity to that of a longer-term instrument. Extension risk generally increases as interest rates rise. This is because, in a rising interest rate environment, the rate of prepayment and exercise of call or buy-back rights generally falls, and the rate of default and delayed payment generally rises. When the maturity of an investment is extended in a rising interest rate environment, a below-market interest rate is usually locked-in, and the value of the security reduced. This risk is greater for fixed-rate than variable-rate debt securities.
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Income Risk. A Fund is subject to income risk, which is the risk that the Fund’s income will decline during periods of falling interest rates or when the Fund experiences defaults on debt securities it holds. A Fund’s income declines when interest rates fall because, as the Fund’s higher-yielding debt securities mature or are prepaid, a Fund must re-invest the proceeds in debt securities that have lower, prevailing interest rates. The amount and rate of distributions that a Fund’s shareholders receive are affected by the income that the Fund receives from its portfolio holdings. If the income is reduced, distributions by a Fund to shareholders may be less.
Fluctuations in income paid to a Fund are generally greater for variable rate debt securities. A Fund will be deemed to receive taxable income on certain securities which pay no cash payments until maturity, such as zero-coupon securities. A Fund may be required to sell portfolio securities that it would otherwise continue to hold in order to obtain sufficient cash to make the distribution to shareholders required for U.S. tax purposes.
Inflation Risk. The market price of debt securities generally falls as inflation increases because the purchasing power of the future income and repaid principal is expected to be worth less when received by a Fund. Debt securities that pay a fixed rather than variable interest rate are especially vulnerable to inflation risk because variable-rate debt securities may be able to participate, over the long term, in rising interest rates which have historically corresponded with long-term inflationary trends.
Interest Rate Risk. The market value of debt securities generally varies in response to changes in prevailing interest rates. Interest rate changes can be sudden and unpredictable. In addition, short-term and long-term rates are not necessarily correlated to each other as short-term rates tend to be influenced by government monetary policy while long-term rates are market driven and may be influenced by macroeconomic events (such as economic expansion or contraction), inflation expectations, as well as supply and demand. During periods of declining interest rates, the market value of debt securities generally increases. Conversely, during periods of rising interest rates, the market value of debt securities generally declines. This occurs because new debt securities are likely to be issued with higher interest rates as interest rates increase, making the old or outstanding debt securities less attractive. In general, the market prices of long-term debt securities or securities that make little (or no) interest payments are more sensitive to interest rate fluctuations than shorter-term debt securities. The longer a Fund’s average weighted portfolio duration, the greater the potential impact a change in interest rates will have on its share price. Also, certain segments of the fixed income markets, such as high quality bonds, tend to be more sensitive to interest rate changes than other segments, such as lower-quality bonds.
Prepayment Risk. Debt securities, especially bonds that are subject to “calls,” such as asset-backed or mortgage-backed securities, are subject to prepayment risk if their terms allow the payment of principal and other amounts due before their stated maturity. Amounts invested in a debt security that has been “called” or “prepaid” will be returned to an investor holding that security before expected by the investor. In such circumstances, the investor, such as a Fund, may be required to re-invest the proceeds it receives from the called or prepaid security in a new security which, in periods of declining interest rates, will typically have a lower interest rate. Prepayment risk is especially prevalent in periods of declining interest rates and will result for other reasons, including unexpected developments in the markets for the underlying assets or mortgages. For example, a decline in mortgage interest rates typically initiates a period of mortgage refinancings. When homeowners refinance their mortgages, the investor in the underlying pool of mortgage-backed securities (such as a Fund) receives its principal back sooner than expected, and must reinvest at lower, prevailing rates.
Securities subject to prepayment risk are often called during a declining interest rate environment and generally offer less potential for gains and greater price volatility than other income-bearing securities of comparable maturity.
Call risk is similar to prepayment risk and results from the ability of an issuer to call, or prepay, a debt security early. If interest rates decline enough, the debt security’s issuer can save money by repaying its callable debt securities and issuing new debt securities at lower interest rates.
Derivatives
Certain derivative instruments used by a Fund may oblige the Fund to make payments or incur additional obligations in the future. Rule 18f-4 under the 1940 Act (“Rule 18f-4”) imposes limits on the amount of leverage risk to which a fund may be exposed through the use of such derivatives and requires the adoption of certain derivatives risk management measures. Under Rule 18f-4, a fund’s investment in such derivatives is limited through value-at-risk (“VaR”) testing. Specifically, the VaR of the fund’s portfolio may not exceed 200% of the VaR of a specific unleveraged designated reference portfolio using relative VaR testing (or 20% of the value of the fund’s net assets using absolute VaR testing). Generally, a fund whose derivatives exposure, including exposure obtained through a Fund’s Subsidiary (see “Subsidiary Risks” below), exceeds 10% of its net assets is required to establish and maintain a comprehensive derivatives risk management program, subject to oversight by a fund’s board of trustees, and appoint a derivatives risk manager. Funds whose derivatives exposure does not exceed 10% of their net assets may be considered limited derivatives users and are not required to comply with all of the conditions of Rule 18f-4, including the adoption of a derivatives risk management program and appointment of a derivatives risk manager, though they are required to adopt policies and procedures designed to manage derivatives risk.
Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate, or index, and may relate to bonds, interest rates, currencies, commodities, and related indexes. Examples of derivative instruments include futures contracts and options on futures contracts.
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Each Fund will use futures contracts in connection with the implementation of its investment strategies and in compliance with Rule 18f-4. The futures contracts in which a Fund expects to invest are considered commodity interests and will be held primarily in the Fund’s Subsidiary.
Futures, Options, and Options on Futures Contracts. A Fund may enter into U.S. or foreign futures contracts, options, and options on futures contracts. When a Fund purchases a futures contract, it agrees to purchase a specified underlying instrument at a specified future date. When a Fund sells a futures contract, it agrees to sell the underlying instrument at a specified future date. The price at which the purchase and sale will take place is fixed when a Fund enters into the contract. Futures can be held until their delivery dates or can be closed out before then if a liquid secondary market is available. To the extent a Fund uses futures and options, it will do so only in accordance with applicable requirements of the Commodity Exchange Act of 1936, as amended (“CEA”) and the rules thereunder.
The risk of loss in trading futures contracts or uncovered call options in some strategies (e.g., selling uncovered stock index futures contracts) is potentially unlimited. A Fund does not plan to use futures and options contracts in this way. The risk of a futures position may still be large as traditionally measured due to the low margin deposits required. In many cases, a relatively small price movement in a futures contract may result in immediate and substantial loss or gain to the investor relative to the size of a required margin deposit.
There is also the risk of loss by a Fund of margin deposits in the event of bankruptcy of a broker with whom such Fund has an open position in the futures contract or option. The purchase of put or call options will be based upon predictions by a Fund as to anticipated trends, which predictions could prove to be incorrect.
The potential for loss related to the purchase of an option on a futures contract is limited to the premium paid for the option plus transaction costs. Because the value of the option is fixed at the point of sale, there are no daily cash payments by the purchaser to reflect changes in the value of the underlying contract; however, the value of the option changes daily and that change would be reflected in the NAV of a Fund. The potential for loss related to writing options may be unlimited.
Although a Fund intends to enter into futures contracts only if there is an active market for such contracts, there is no assurance that an active market will exist for the contracts at any particular time.
Swap Agreements. A Fund may utilize swap agreements in an attempt to gain exposure to the investments or commodities in a market without actually purchasing those investments or commodities, or to hedge a position. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a day to more than one-year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a “notional amount,” (i.e., the return on or increase in value of a particular dollar amount invested in a basket of securities representing a particular index). Total return swaps are swap agreements in which one party makes payments based on a set rate, either fixed or variable, while the other party makes payments based on the return of an underlying asset, to seek exposure to certain investments or commodities.
Forms of swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap” interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified level, or “floor;” and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels.
A Fund’s obligations under a swap agreement will be accrued daily (offset against any amounts owing to a Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by segregating assets determined to be liquid. Obligations under swap agreements so covered will not be construed to be “senior securities” for purposes of a Fund’s investment restriction concerning senior securities. Because they are two-party contracts which may have terms of greater than seven days, swap agreements may be considered to be illiquid for purposes of a Fund’s illiquid investment limitations. A Fund will not enter into any swap agreement unless the Adviser believes that the other party to the transaction is creditworthy. A Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty.
A Fund may enter into swap agreements to invest in a market without owning or taking physical custody of the underlying investments or commodities in circumstances in which direct investment is restricted for legal reasons or is otherwise impracticable. The counterparty to any swap agreement will typically be a bank, investment banking firm or broker-dealer. The counterparty will generally agree to pay a Fund the amount, if any, by which the notional amount of the swap agreement would have increased in value had it been invested in the particular stocks, plus the dividends that would have been received on those stocks. A Fund will agree to pay to the counterparty a floating rate of interest on the notional amount of the swap agreement plus the amount, if any, by which the notional amount would have decreased in value had it been invested in such stocks. Therefore, the return to a Fund on any swap agreement should be the gain or loss on the notional amount plus dividends on the stocks less the interest paid by the Fund on the notional amount.
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Swap agreements typically are settled on a net basis, which means that the two payment streams are netted out, with a Fund receiving or paying, as the case may be, only the net amount of the two payments. Payments may be made at the conclusion of a swap agreement or periodically during its term. Other swap agreements, may require initial premium (discount) payments as well as periodic payments (receipts) related to the interest leg of the swap or to the default of a reference obligation. A Fund will earmark and reserve assets necessary to meet any accrued payment obligations when it is the buyer of a credit default swap.
If a swap counterparty defaults, a Fund’s risk of loss consists of the net amount of payments the Fund is contractually entitled to receive, if any, or the failure of the counterparty to deliver the underlying investments or commodities, depending on the nature of the swap. The net amount of the excess, if any, of a Fund’s obligations over its entitlements with respect to each equity swap will be accrued on a daily basis and an amount of cash or liquid assets, having an aggregate NAV at least equal to such accrued excess will be maintained in a segregated account by the Fund’s custodian.
The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid in comparison with the markets for other similar instruments, which are traded in the OTC market. The Adviser, under the supervision of the Board, is responsible for determining and monitoring the liquidity of Fund transactions in swap agreements.
The use of swap agreements is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If a counterparty’s creditworthiness declines, the value of the swap would likely decline. Moreover, there is no guarantee that a Fund could eliminate its exposure under an outstanding swap agreement by entering into an offsetting swap agreement with the same or another party.
Commodity-Linked Instruments. The commodity futures contracts in which a Fund may invest are subject to the regulatory jurisdiction and oversight of the CFTC, and the Fund and its Subsidiary are considered commodity pools subject to regulation by the CFTC under the CEA and applicable CFTC regulations. The Adviser is subject to registration and regulation as a commodity pool operator (“CPO”) under the CEA with respect to its service as investment adviser to the Fund and its Subsidiary. Regulations imposed by the CFTC applicable to the Fund may cause the Adviser and the Fund to incur additional compliance expenses or impede the Fund’s ability to implement its investment program as contemplated.
There are several additional risks associated with transactions in commodity futures contracts, swaps on commodity futures contracts, commodity forward contracts and other commodities instruments. In the commodity instruments markets, producers of the underlying commodity may decide to hedge the price risk of selling the commodity by selling commodity instruments today to lock in the price of the commodity at delivery tomorrow. In order to induce speculators to purchase the other side of the same commodity instrument, the commodity producer generally must sell the commodity instrument at a lower price than the expected future spot price. Conversely, if most hedgers in the commodity instruments market are purchasing commodity instruments to hedge against a rise in prices, then speculators will only sell the other side of the commodity instrument at a higher future price than the expected future spot price of the commodity. The changing nature of the hedgers and speculators in the commodity markets will influence whether futures prices are above or below the expected future spot price, which can have significant implications for a Fund. If the nature of hedgers and speculators in commodity instrument markets has shifted when it is time for a Fund to reinvest the proceeds of a maturing contract in a new commodity instrument, such Fund might reinvest at a higher or lower future price or choose to pursue other investments. The commodities which underlie commodity instruments may be subject to additional economic and non-economic variables, such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political and regulatory developments. These factors may have a larger impact on commodity prices and commodity-linked instruments than on traditional securities. Certain commodities are also subject to limited pricing flexibility because of supply and demand factors. Others are subject to broad price fluctuations as a result of the volatility of the prices for certain raw materials and the instability of supplies of other materials. These additional variables may create additional investment risks which subject a Fund’s investments to greater volatility than investments in traditional securities. Also, unlike the financial instruments markets, in the commodity instruments markets there are costs of physical storage associated with purchasing the underlying commodity. The price of the commodity instruments contract will reflect the storage costs of purchasing the physical commodity, including the time value of money invested in the physical commodity. To the extent that the storage costs for an underlying commodity change while a Fund is invested in instruments on that commodity, the value of the commodity instrument may change proportionately. Pursuant to Rule 4.5 under the CEA, a Fund does not qualify for an exclusion from the definition of a commodity pool. Accordingly, the Adviser is registered as a “commodity pool operator” (“CPO”) under the CEA and U.S. Commodity Futures Trading Commission (“CFTC”) rules with respect to such Fund.
The CFTC possesses exclusive jurisdiction to regulate the activities of commodity pool operators and commodity trading advisors with respect to “commodity interests,” such as futures, swaps, and options, and has adopted regulations with respect to the activities of those persons and/or entities. The CFTC may suspend the registration of a commodity pool operator (1) if the CFTC finds that the operator’s trading practices tend to disrupt orderly market conditions, (2) if any controlling person of the operator is subject to an order of the CFTC denying such person trading privileges on any exchange, and (3) in certain other circumstances. Suspension, restriction or termination of the Adviser’s registration as a CPO would prevent it, until that registration were to be reinstated, from managing a Fund, and might result in the termination of such Fund. Neither the Trust nor a Fund is required to be registered with the CFTC in any capacity.
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In order to obtain 2x exposure to the return of the price of a 2x Fund’s respective commodity for future delivery, the 2x Funds intend to enter into physically-settled commodities futures contracts. A 2x Fund intends to exit its futures contracts as they near expiration and replace them with new futures contracts with a later expiration date. Futures contracts with a longer term to expiration may be priced lower than futures contracts with a shorter term to expiration, a relationship called “backwardation.” When rolling futures contracts that are in backwardation, a 2x Fund will close its long position by buying the expiring contract at a relatively lower price and selling a longer-dated contract at a relatively higher price. The presence of backwardation will positively affect the performance of a 2x Fund. Conversely, futures contracts with a longer term to expiration may be priced higher than futures contracts with a shorter term to expiration, a relationship called “contango.” When rolling long futures contracts that are in contango, a 2x Fund will close its long position by buying the expiring contract at a relatively higher price and selling a longer-dated contract at a relatively lower price. The presence of contango will negatively affect the performance of a 2x Fund.
A 2x Fund expects to gain 2x exposure to the return of the price of a commodity for future delivery by investing a portion of its assets in a wholly-owned subsidiary of the 2x Fund organized under the laws of the Cayman Islands and advised by the Adviser (each a “Subsidiary”). The 2x Funds invest in commodities futures contracts indirectly via their Subsidiary. Each Subsidiary and its respective 2x Fund will have the same investment adviser and investment objective. Each Subsidiary will also follow the same general investment policies and restrictions as its Fund. Except as noted herein, for purposes of this SAI, references to a Fund’s investment strategies and risks include those of the Subsidiary. (See “Subsidiary Risks” below.)
The 2x Funds seek to remain fully invested at all times in commodity futures contracts, Collateral Investments and/or Other Investments that, in combination, produce investment results that, before fees and expenses, are twice (2x) the daily investment performance of the price of corn for future delivery.
Regulation of Derivatives in Europe. The European Markets and Infrastructure Regulation (“EMIR”) introduces uniform requirements in respect of OTC derivative contracts by requiring certain “eligible” OTC derivative contracts to be submitted for clearing to regulated central clearing counterparties and by mandating the reporting of certain details of OTC derivative contracts to trade repositories. In addition, EMIR imposes requirements for appropriate procedures and arrangements to measure, monitor and mitigate operational counterparty credit risk in respect of OTC derivatives contracts which are not subject to mandatory clearing. These requirements are likely to include the posting and segregation of collateral, not only to and for, but also by, a Fund.
Many provisions of EMIR require the adoption of delegated acts by the European Commission before becoming fully effective. Accordingly, it is difficult to predict the precise impact of EMIR on a Fund. However, investors should be aware that the regulatory changes arising from EMIR may in due course adversely affect a Fund’s ability to adhere to its investment approach and achieve its investment objective.
Counterparty Credit Risk. A Fund is subject to counterparty credit risk with respect to its use of derivative and short sale transactions. If a counterparty to a derivatives contract becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, a Fund may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding. A Fund may obtain only a limited recovery or may obtain no recovery in such circumstances. To partially mitigate this risk, the Adviser will seek to effect derivative transactions only with counterparties that it believes are creditworthy. However, there is no assurance that a counterparty will remain creditworthy or solvent.
Developing Government Regulation of Derivatives. The regulation of certain derivatives is a rapidly changing area of law and is subject to modification by government and judicial action. In addition, the SEC, the CFTC, and the exchanges are authorized to take extraordinary actions in the event of a market emergency, including, for example, the implementation or reduction of speculative position limits, the implementation of higher margin requirements, the establishment of daily price limits and the suspension of trading.
It is not possible to fully predict the effects of current or future regulation. However, it is possible that developments in government regulation of various types of derivative instruments, such as speculative position limits on certain types of derivatives, or limits or restrictions on the counterparties with which a Fund engages in derivative transactions, may limit or prevent such Fund from using these instruments effectively as a part of its investment strategy, and could adversely affect the Fund’s ability to achieve its investment goal(s). The Adviser will continue to monitor developments in the area, particularly to the extent regulatory changes affect the Funds’ ability to enter into desired swaps. New requirements, even if not directly applicable to the Funds, may increase the cost of the Funds’ investments and cost of doing business.
Equity Securities
Equity securities, such as the common stock of an issuer, are subject to stock market fluctuations and, therefore, may experience volatile changes in value as market conditions, consumer sentiment or the financial condition of the issuers change. A decrease in value of the equity securities in a Fund’s portfolio may also cause the value of such Fund’s Shares to decline. An investment in the Funds should be made with an understanding of the risks inherent in an investment in equity securities, including the risk that the financial condition of issuers may become impaired or that the general condition of the stock market may deteriorate (either of which may cause a decrease in the value of a Fund’s portfolio securities and therefore a decrease in the value of Shares).
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Common stocks are susceptible to general stock market fluctuations and to volatile increases and decreases in value as market confidence and perceptions change. These investor perceptions are based on various and unpredictable factors, including expectations regarding government, economic, monetary, and fiscal policies; inflation and interest rates; economic expansion or contraction; and global or regional political, economic, or banking crises.
Holders of common stocks incur more risk than holders of preferred stocks and debt obligations because common stockholders, as owners of the issuer, generally have inferior rights to receive payments from the issuer in comparison with the rights of creditors or holders of debt obligations or preferred stocks. Further, unlike debt securities, which typically have a stated principal amount payable at maturity (whose value, however, is subject to market fluctuations prior thereto), or preferred stocks, which typically have a liquidation preference and which may have stated optional or mandatory redemption provisions, common stocks have neither a fixed principal amount nor a maturity. Common stock values are subject to market fluctuations as long as the common stock remains outstanding.
Types of Equity Securities include:
Common Stocks — Common stocks represent units of ownership in a company. Common stocks usually carry voting rights and earn dividends. Unlike preferred stocks, which are described below, dividends on common stocks are not fixed but are declared at the discretion of the company’s board of directors.
Preferred Stocks — Preferred stocks also are units of ownership in a company. Preferred stocks normally have preference over common stocks in the payment of dividends and the liquidation of the company. However, in all other respects, preferred stocks are subordinated to the liabilities of the issuer. Unlike common stocks, preferred stocks are generally not entitled to vote on corporate matters. Types of preferred stocks include adjustable-rate preferred stock, fixed dividend preferred stock, perpetual preferred stock, and sinking fund preferred stock.
Generally, the market values of preferred stocks with a fixed dividend rate and no conversion element vary inversely with interest rates and perceived credit risk.
Rights and Warrants — A right is a privilege granted to existing shareholders of a corporation to subscribe to shares of a new issue of common stock before it is issued. Rights normally have a short life of usually two to four weeks, are freely transferable, and entitle the holder to buy the new common stock at a lower price than the public offering price. Warrants are securities that are usually issued together with a debt security or preferred stock and that give the holder the right to buy a proportionate amount of common stock at a specified price. Warrants are freely transferable and are traded on major exchanges. Unlike rights, warrants normally have a life that is measured in years and entitles the holder to buy common stock of a company at a price that is usually higher than the market price at the time the warrant is issued. Corporations often issue warrants to make the accompanying debt security more attractive.
An investment in warrants and rights may entail greater risks than certain other types of investments. Generally, rights and warrants do not carry the right to receive dividends or exercise voting rights with respect to the underlying securities, and they do not represent any rights in the assets of the issuer. In addition, their value does not necessarily change with the value of the underlying securities, and they cease to have value if they are not exercised on or before their expiration date. Investing in rights and warrants increases the potential profit or loss to be realized from the investment as compared with investing the same amount in the underlying securities.
Large-Capitalization Companies — Investments in large-capitalization companies may go in and out of favor based on market and economic conditions and may underperform other market segments. Some large-capitalization companies may be unable to respond quickly to new competitive challenges, such as changes in technology and consumer tastes, and may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion. As such, returns on investments in stocks of large-capitalization companies could trail the returns on investments in stocks of small- and mid-capitalization companies.
Small- and Mid-Capitalization Companies — The securities of small- and mid-capitalization companies may be more vulnerable to adverse issuer, market, political, or economic developments than securities of larger-capitalization companies. The securities of small- and mid-capitalization companies generally trade in lower volumes and are subject to greater and more unpredictable price changes than larger capitalization stocks or the stock market as a whole. Some small- or mid-capitalization companies have limited product lines, markets, and financial and managerial resources and tend to concentrate on fewer geographical markets relative to larger capitalization companies. There is typically less publicly available information concerning small- and mid-capitalization companies than for larger, more established companies. Small- and mid-capitalization companies also may be particularly sensitive to changes in interest rates, government regulation, borrowing costs, and earnings.
Tracking Stocks — A tracking stock is a separate class of common stock whose value is linked to a specific business unit or operating division within a larger company and which is designed to “track” the performance of such business unit or division. The tracking stock may pay dividends to shareholders independent of the parent company. The parent company, rather than the business unit or division, generally is the issuer of tracking stock. However, holders of the tracking stock may not have the same rights as holders of the company’s common stock.
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Exchange-Traded Products
The Funds may invest in shares of commodity-linked ETPs, which are exchange-traded investment products not registered under the 1940 Act that seek to match the daily changes in the price of a commodity for future delivery, and trade intra-day on a national securities exchange. These ETPs are passively managed and do not pursue active management investment strategies, and their sponsors do not actively manage the exposure to the commodity held by the ETP. This means that the sponsor of the ETP does not sell commodity futures contracts at times when its price is high or acquire commodity futures contracts at low prices in the expectation of future price increases.
Illiquid Investments
A Fund may not acquire any illiquid investment if, immediately after the acquisition, a Fund would have invested more than 15% of its net assets in illiquid investments. An illiquid investment means any investment that a Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. If illiquid investments exceed 15% of a Fund’s net assets, certain remedial actions will be taken as required by Rule 22e-4 under the 1940 Act and a Fund’s policies and procedures.
A Fund may not be able to sell illiquid securities when the Adviser considers it desirable to do so or may have to sell such securities at a price that is lower than the price that could be obtained if the securities were more liquid. In addition, the sale of illiquid securities may require more time and may result in higher dealer discounts and other selling expenses than does the sale of securities that are not illiquid. Illiquid securities also may be more difficult to value due to the unavailability of reliable market quotations for such securities, and investment in illiquid securities may have an adverse impact on NAV.
Investment Company Securities
The Funds may invest in the securities of other investment companies, including ETFs, mutual funds, and money market funds, subject to applicable limitations under Section 12(d)(1) of the 1940 Act and the rules thereunder. Pursuant to Section 12(d)(1), a Fund may invest in the securities of another investment company (the “acquired company”) provided that such Fund, immediately after such purchase or acquisition, does not own in the aggregate: (i) more than 3% of the total outstanding voting stock of the acquired company; (ii) securities issued by the acquired company having an aggregate value in excess of 5% of the value of the total assets of such Fund; or (iii) securities issued by the acquired company and all other investment companies (other than treasury stock of such Fund) having an aggregate value in excess of 10% of the value of the total assets of the applicable Fund. Under certain circumstances, including in compliance with Rule 12d1-4 under the 1940 Act, the Funds may invest its assets in securities of investment companies, including money market funds, in excess of the limits discussed above.
Investing in another pooled vehicle exposes a Fund to all the risks of that pooled vehicle. In addition, if a Fund invests in and, thus, is a shareholder of, another investment company, the Fund’s shareholders will indirectly bear the Fund’s proportionate share of the fees and expenses paid by such other investment company, including advisory fees, in addition to both the management fees payable directly by the Fund to the Fund’s own investment adviser and the other expenses that the Fund bears directly in connection with the Fund’s own operations.
Other Short-Term Instruments
The Funds may invest in short-term instruments, including money market instruments, on an ongoing basis to provide liquidity or for other reasons. Money market instruments are generally short-term investments that may include but are not limited to: (i) shares of money market funds; (ii) obligations issued or guaranteed by the U.S. government, its agencies, or instrumentalities (including government-sponsored enterprises); (iii) negotiable certificates of deposit (“CDs”), bankers’ acceptances, fixed time deposits, and other obligations of U.S. and foreign banks (including foreign branches) and similar institutions; (iv) commercial paper rated at the date of purchase “Prime-1” by Moody’s or “A‑1” by S&P or, if unrated, of comparable quality as determined by the Adviser; (v) non-convertible corporate debt securities (e.g., bonds and debentures) with remaining maturities at the date of purchase of not more than 397 days and that satisfy the rating requirements set forth in Rule 2a-7 under the 1940 Act; and (vi) short-term U.S. dollar-denominated obligations of foreign banks (including U.S. branches) that, in the opinion of the Adviser, are of comparable quality to obligations of U.S. banks which may be purchased by a Fund. Any of these instruments may be purchased on a current or a forward-settled basis. Money market instruments also include shares of money market funds. Time deposits are non-negotiable deposits maintained in banking institutions for specified periods of time at stated interest rates. Bankers’ acceptances are time drafts drawn on commercial banks by borrowers, usually in connection with international transactions.
Repurchase Agreements
Each Fund may invest in repurchase agreements with commercial banks, brokers, or dealers to generate income from its excess cash balances and to invest in securities lending cash collateral. A repurchase agreement is an agreement under which a Fund acquires a financial instrument (e.g., a security issued by the U.S. government or an agency thereof, a banker’s acceptance or a certificate of deposit) from a seller, subject to resale to the seller at an agreed-upon price and date (normally, the next business day). A repurchase agreement may be considered a loan collateralized by securities. The resale price reflects an agreed-upon interest rate effective for the period the instrument is held by the applicable Fund and is unrelated to the interest rate on the underlying instrument.
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In these repurchase agreement transactions, the securities acquired by a Fund (including accrued interest earned thereon) must have a total value in excess of the value of the repurchase agreement and are held by the Funds’ custodian until repurchased. No more than an aggregate of 15% of a Fund’s net assets will be invested in illiquid investments, including repurchase agreements having maturities longer than seven days and securities subject to legal or contractual restrictions on resale, or for which there are no readily available market quotations.
The use of repurchase agreements involves certain risks. For example, if the other party to the agreement defaults on its obligation to repurchase the underlying security at a time when the value of the security has declined, a Fund may incur a loss upon disposition of the security. If the other party to the agreement becomes insolvent and subject to liquidation or reorganization under the U.S. Bankruptcy Code or other laws, a court may determine that the underlying security is collateral for a loan by a Fund not within the control of the Fund and, therefore, the Fund may not be able to substantiate its interest in the underlying security and may be deemed an unsecured creditor of the other party to the agreement.
Reverse Repurchase Agreements
A Fund may enter into reverse repurchase agreements, which involve the sale of securities held by the Fund subject to its agreement to repurchase the securities at an agreed-upon date or upon demand and at a price reflecting a market rate of interest. Reverse repurchase agreements may be entered into only with banks or securities dealers or their affiliates. While a reverse repurchase agreement is outstanding, a Fund will, for all of its reverse repurchase agreements, either (i) consistent with Section 18 of the 1940 Act, maintain asset coverage of at least 300% of the value of the repurchase agreement or (ii) treat the reverse repurchase agreement as a derivatives transaction for purposes of Rule 18f-4, including, as applicable, the VaR-based limit on leverage risk.
Reverse repurchase agreements involve the risk that the buyer of the securities sold by a Fund might be unable to deliver them when the Fund seeks to repurchase. If the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the buyer, trustee, or receiver may receive an extension of time to determine whether to enforce the Fund’s obligation to repurchase the securities, and the Fund’s use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision.
Securities Lending
Each Fund may lend portfolio securities in an amount up to one-third of its total assets to brokers, dealers, and other financial institutions. In a portfolio securities lending transaction, a Fund receives from the borrower an amount equal to the interest paid or the dividends declared on the loaned securities during the term of the loan as well as the interest on the collateral securities, less any fees (such as finder’s or administrative fees) the Fund pays in arranging the loan. A Fund may share the interest it receives on the collateral securities with the borrower. The terms of each Fund’s loans permit it to reacquire loaned securities on five business days’ notice or in time to vote on any important matter. Loans are subject to termination at the option of the applicable Fund or borrower at any time, and the borrowed securities must be returned when the loan is terminated. The Funds may pay fees to arrange for securities loans.
The SEC currently requires that the following conditions must be met whenever a Fund’s portfolio securities are loaned: (1) the Fund must receive at least 100% cash collateral from the borrower; (2) the borrower must increase such collateral whenever the market value of the securities rises above the level of such collateral; (3) the Fund must be able to terminate the loan at any time; (4) the Fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions on the loaned securities, and any increase in market value; (5) the Fund may pay only reasonable custodian fees approved by the Board in connection with the loan; (6) while voting rights on the loaned securities may pass to the borrower, the Board must terminate the loan and regain the right to vote the securities if a material event adversely affecting the investment occurs; and (7) the Fund may not loan its portfolio securities so that the value of the loaned securities is more than one-third of its total asset value, including collateral received from such loans. These conditions may be subject to future modification. Such loans will be terminable at any time upon specified notice. A Fund might experience the risk of loss if the institution with which it has engaged in a portfolio loan transaction breaches its agreement with the Fund. In addition, the Funds will not enter into any portfolio security lending arrangement having a duration of longer than one year. The principal risk of portfolio lending is potential default or insolvency of the borrower. In either of these cases, a Fund could experience delays in recovering securities or collateral or could lose all or part of the value of the loaned securities. As part of participating in a lending program, the applicable Fund may be required to invest in collateralized debt or other securities that bear the risk of loss of principal. In addition, all investments made with the collateral received are subject to the risks associated with such investments. If such investments lose value, a Fund will have to cover the loss when repaying the collateral.
Any loans of portfolio securities are fully collateralized based on values that are marked-to-market daily. Any securities that a Fund may receive as collateral will not become part of a Fund’s investment portfolio at the time of the loan and, in the event of a default by the borrower, the Fund will, if permitted by law, dispose of such collateral except for such part thereof that is a security in which the Fund is permitted to invest. During the time securities are on loan, the borrower will pay a Fund any accrued income on those securities, and the Fund may invest the cash collateral and earn income or receive an agreed-upon fee from a borrower that has delivered cash-equivalent collateral.
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Subsidiary Risks
Each Fund may invest up to 25% of its assets in a subsidiary that is wholly-owned by such Fund and organized under the laws of the Cayman Islands (the “Subsidiary”). A Fund is the sole shareholder of its applicable Subsidiary and does not expect shares of the Subsidiary to be offered or sold to other investors.
Each Fund will invest in its applicable Subsidiary in order to gain exposure to the investment returns of commodities within the limitations of the federal tax law requirements applicable to RICs. A Subsidiary may invest, to a greater extent than its applicable Fund, in commodity-linked derivative instruments, including commodity futures contracts, swap agreements, commodity-linked structured notes, as well as other instruments intended to serve as margin or collateral for these derivative instruments. A Subsidiary may invest in any type of investment in which its applicable Fund is permitted to invest, as described in the Prospectus and this SAI. A Fund’s investment in its applicable Subsidiary will not exceed 25% of the value of such Fund’s total assets (notwithstanding any subsequent market appreciation in the Subsidiary’s value). Asset limitations are imposed by the Code and are measured at each taxable year and quarter end. The Adviser also serves as the investment adviser to the Subsidiaries.
A Subsidiary is not registered under the 1940 Act but will be subject to certain protections of the 1940 Act with respect to its applicable Fund, as described in this SAI. All of a Fund’s investments in its applicable Subsidiary will be subject to the investment policies and restrictions of such Fund, including those related to leverage, collateral requirements, and liquidity. In addition, the valuation and brokerage policies of a Fund will be applied to its applicable Subsidiary. A Fund’s investments in its applicable Subsidiary are not subject to all investor protection provisions of the 1940 Act. To the extent applicable, each Subsidiary otherwise is subject to the same fundamental investment restrictions as its applicable Fund and, in particular, to the same requirements relating to portfolio leverage, liquidity, and the timing and method of valuation of portfolio investments and Fund shares. Accordingly, references in this SAI to a Fund may also include its applicable Subsidiary. By investing in its Subsidiary, each Fund may be considered to be investing indirectly in the same investments as such Subsidiary and is indirectly exposed to the risk associated with those investments. Because a Fund is the sole investor in its applicable Subsidiary, it is not likely that such Subsidiary will take any action that is contrary to the interests of its applicable Fund and its respective shareholders.
Each Subsidiary has a board of directors that oversees its activities. Each Subsidiary has entered into a separate investment advisory agreement with the Adviser. Each Subsidiary also has entered into agreements with its applicable Fund’s service providers for the provision of administrative, accounting, transfer agency, and custody services.
Each Subsidiary is subject to regulation as a commodity pool under the CEA and the CFTC rules and regulations. The Adviser serves as the CPO of each Subsidiary. The Adviser is currently registered as a CPO with the CFTC and is a member of the National Futures Association (“NFA”). There is no assurance that the Adviser will remain a registered CPO with respect to a Subsidiary, or that a Subsidiary will remain a commodity pool to the extent that one or more exclusions or exemptions are available under applicable CFTC regulations. The Adviser currently does not rely on an exclusion from the definition of CPO in CFTC Rule 4.5 with respect to the Funds. The Adviser is subject to dual regulation by the CFTC and the SEC. The CFTC adopted regulations that seek to “harmonize” CFTC regulations with overlapping SEC rules and regulations. The Adviser has availed itself of the CFTC’s substituted compliance option under the harmonization regulations pursuant to CFTC Regulation 4.12(c) with respect to each Fund by filing a notice with the NFA. The Adviser will remain subject to certain CFTC-mandated disclosure, reporting and recordkeeping regulations.
The financial information of a Subsidiary will be consolidated into its applicable Fund’s financial statements, as contained within such Fund’s Form N-CSR.
Regulatory changes, including changes in the laws of the U.S. or the Cayman Islands, could result in the inability of a Fund and/or a Subsidiary to operate as described in the Funds’ Prospectus and this SAI. Such changes could potentially impact a Fund’s ability to implement its investment strategy and could result in decreased investment returns. In addition, in the event changes to the laws of the Cayman Islands require a Subsidiary to pay taxes to a governmental authority, such Fund would be likely to suffer decreased returns.
A U.S. person, including a Fund, who owns (directly or indirectly) 10% or more of the total combined voting power of all classes of stock of 10% or more of the total value of shares of all classes of stock of a foreign corporation is a “U.S. Shareholder” for purposes of the controlled foreign corporation (“CFC”) provisions of the Code. A CFC is a foreign corporation that, on any day of its taxable year, is owned (directly, indirectly, or constructively) more than 50% (measured by voting power or value) by U.S. Shareholders. Because of its investment in a Subsidiary, each Fund is a U.S. Shareholder in a CFC. As a U.S. Shareholder, a Fund is required to include in gross income for U.S. federal income tax purposes for each taxable year of such Fund its pro rata share of its CFC’s “Subpart F” income (discussed further below) and any “net CFC tested income” (“NCTI”) for the CFC’s taxable year ending within such Fund’s taxable year whether or not such income is actually distributed by the CFC. NCTI generally includes the active operating profits of the CFC.
In order to qualify as a RIC under Subchapter M of the Code and be eligible to receive “pass-through” tax treatment, a Fund must, among other things, meet certain requirements regarding the source of its income, the diversification of its assets and the distribution of its income. Under the source of income test, at least 90% of a RIC’s gross income each year must be “qualifying income,” which generally consists of dividends, interest, gains on investment assets and certain other categories of investment income. Qualifying income generally does not include income derived directly from commodities, including certain commodity-linked derivatives. A
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Fund’s investment in its applicable Subsidiary is intended to provide such Fund with exposure to the commodities markets within the limitations of the Code such that the Fund continues to qualify as a RIC. The “Subpart F” income (defined in Section 951 of the Code to include passive income, including from commodity-linked derivatives) of a Fund attributable to its investment in its applicable Subsidiary is “qualifying income” to such Fund to the extent that such income is derived with respect to the Fund’s business of investing in stock, securities or currencies. A Fund expects its “Subpart F” income attributable to its investment in its applicable Subsidiary to be derived with respect to such Fund’s business of investing in stock, securities or currencies and to be treated as “qualifying income.” The Adviser will carefully monitor a Fund’s investments in its applicable Subsidiary to ensure that no more than 25% of such Fund’s assets are invested in its applicable Subsidiary.
Subpart F income and NCTI are treated as ordinary income, regardless of the character of the CFC’s underlying income. Net losses incurred by a CFC during a tax year do not flow through to a Fund and thus will not be available to offset income or capital gain generated from such Fund’s other investments. In addition, net losses incurred by a CFC during a tax year generally cannot be carried forward by the CFC to offset gains realized by it in subsequent taxable years. To the extent a Fund invests in its applicable Subsidiary and recognizes “Subpart F” income or NCTI in excess of actual cash distributions from such Subsidiary, if any, such Fund may be required to sell assets (including when it is not advantageous to do so) to generate the cash necessary to distribute as dividends to its shareholders all of its income and gains and therefore to eliminate any tax liability at the Fund level. “Subpart F” income also includes the excess of gains over losses from transactions (including futures, forwards and other similar transactions) in commodities.
A Fund’s recognition of any “Subpart F” income or NCTI from an investment in its applicable Subsidiary will increase such Fund’s tax basis in the Subsidiary. Distributions by a Subsidiary to its applicable Fund, including in redemption of such Subsidiary’s shares, will be tax free, to the extent of the Subsidiary’s previously undistributed “Subpart F” income or NCTI, and will correspondingly reduce the Fund’s tax basis in its Subsidiary, and any distributions in excess of the Fund’s tax basis in its Subsidiary will be treated as realized gain. Any losses with respect to a Fund’s shares of its applicable Subsidiary will not be currently recognized. A Fund’s investment in its applicable Subsidiary will potentially have the effect of accelerating such Fund’s recognition of income and causing its income to be treated as ordinary income, regardless of the character of its Subsidiary’s income. If a net loss is realized by a Subsidiary, such loss is generally not available to offset the income earned by its applicable Fund. In addition, the net losses incurred during a taxable year by a Subsidiary cannot be carried forward by such Subsidiary to offset gains realized by it in subsequent taxable years. A Fund will not receive any credit in respect of any non-U.S. tax borne by its applicable Subsidiary.
The federal income tax treatment of a Fund’s income from its applicable Subsidiary also may be negatively affected by future legislation, Treasury Regulations (proposed or final), and/or other Internal Revenue Service (“IRS”) guidance or authorities that could affect the character, timing of recognition, and/or amount of such Fund’s investment company taxable income and/or net capital gains and, therefore, the distributions it makes. If a Fund failed the source of income test for any taxable year but was eligible to and did cure the failure, it could incur potentially significant additional federal income tax expenses. If, on the other hand, a Fund failed to qualify as a RIC for any taxable year and was ineligible to or otherwise did not cure the failure, it would be subject to federal income tax at the fund level on its taxable income at the regular corporate tax rate (without reduction for distributions to shareholders), with the consequence that its income available for distribution to shareholders would be reduced and distributions from its current or accumulated earnings and profits would generally be taxable to its shareholders as dividend income.
Tax Risks
As with any investment, you should consider how your investment in Shares will be taxed. The tax information in the Prospectus and this SAI is provided as general information. You should consult your own tax professional about the tax consequences of an investment in Shares.
A Fund intends to qualify annually to be treated as a RIC under the Code. To qualify as a RIC under the Code, a Fund must invest in assets which produce the types of income specified in the Code and the Treasury regulations (the “Qualifying Income Requirement” (discussed under “Federal Income Taxes” below)). Whether the income from certain derivatives, swaps, commodity-linked derivatives and other commodity/natural resource-related securities, including income from such Fund’s investment in its applicable Subsidiary, is qualifying income for purposes of the Qualifying Income Requirement is not entirely clear. A Fund’s investment in its applicable Subsidiary is expected to provide such Fund with exposure to the commodities markets within the limitations of the Code for qualification as a RIC, but there is a risk that the IRS could assert that the income derived from the Fund’s investment in the Subsidiary and certain commodity-linked structured notes will not be considered qualifying income for purposes of the Qualifying Income Requirement. For more information on the tax risks related to a Subsidiary, see the section “Subsidiary Risks,” above.
An investment in a Subsidiary generally may not exceed 25% of the value of its applicable Fund’s total assets at the end of each quarter of such Fund’s taxable year. If a Subsidiary does exceed 25% of the value of its applicable Fund’s total assets, in any quarter, such Fund may fail to qualify as a RIC under the Code. See “Federal Income Taxes” below for additional information related to these restrictions.
In addition, a Fund’s transactions in financial instruments, including, but not limited to, options, futures contracts, and hedging transactions, will be subject to special tax rules (which may include mark-to-market, constructive sale, wash sale, and short sale rules), the effect of which may be to accelerate income to such Fund, defer losses to such Fund, cause adjustments in the holding periods of
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such Fund’s securities, convert long-term capital gains into short-term capital gains or convert short-term capital losses into long-term capital losses. These rules could, therefore, affect the amount, timing and character of distributions to a Fund’s shareholders. A Fund’s use of such transactions may result in it realizing more short-term capital gains and ordinary income, in each case subject to U.S. federal income tax at higher ordinary income tax rates, than it would if it did not engage in such transactions.
As with any investment, you should consider how your investment in Shares will be taxed. The tax information in the Prospectus and this SAI is provided as general information. You should consult your own tax professional about the tax consequences of an investment in Shares.
U.S. Government Securities
Each Fund may invest in U.S. government securities. Securities issued or guaranteed by the U.S. government, or its agencies or instrumentalities include U.S. Treasury securities, which are backed by the full faith and credit of the U.S. Treasury, and which differ only in their interest rates, maturities, and times of issuance. U.S. Treasury bills have initial maturities of one-year or less; U.S. Treasury notes have initial maturities of one to ten years; and U.S. Treasury bonds generally have initial maturities of greater than ten years. Certain U.S. government securities are issued or guaranteed by agencies or instrumentalities of the U.S. government including, but not limited to, obligations of U.S. government agencies or instrumentalities such as the Federal National Mortgage Association (“Fannie Mae”), the Government National Mortgage Association (“Ginnie Mae”), the Small Business Administration, the Federal Farm Credit Administration, the Federal Home Loan Banks, Banks for Cooperatives (including the Central Bank for Cooperatives), the Federal Land Banks, the Federal Intermediate Credit Banks, the Tennessee Valley Authority, the Export-Import Bank of the United States, the Commodity Credit Corporation, the Federal Financing Bank, the Student Loan Marketing Association, the National Credit Union Administration and the Federal Agricultural Mortgage Corporation.
Some obligations issued or guaranteed by U.S. government agencies and instrumentalities, including, for example, Ginnie Mae pass- through certificates, are supported by the full faith and credit of the U.S. Treasury. Other obligations issued by or guaranteed by federal agencies, such as those securities issued by Fannie Mae, are supported by the discretionary authority of the U.S. government to purchase certain obligations of the federal agency, while other obligations issued by or guaranteed by federal agencies, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Treasury. While the U.S. government provides financial support to such U.S. government-sponsored federal agencies, no assurance can be given that the U.S. government will always do so, since the U.S. government is not so obligated by law. U.S. Treasury notes and bonds typically pay coupon interest semi-annually and repay the principal at maturity.
On September 7, 2008, the U.S. Treasury announced a federal takeover of Fannie Mae and the Federal Home Loan Mortgage Corporation (“Freddie Mac”), placing the two federal instrumentalities in conservatorship. Under the takeover, the U.S. Treasury agreed to acquire $1 billion of senior preferred stock of each instrumentality and obtained warrants for the purchase of common stock of each instrumentality (the “Senior Preferred Stock Purchase Agreement” or “Agreement”). Under the Agreement, the U.S. Treasury pledged to provide up to $200 billion per instrumentality as needed, including the contribution of cash capital to the instrumentalities in the event their liabilities exceed their assets. This was intended to ensure that the instrumentalities maintain a positive net worth and meet their financial obligations, preventing mandatory triggering of receivership. On December 24, 2009, the U.S. Treasury announced that it was amending the Agreement to allow the $200 billion cap on the U.S. Treasury’s funding commitment to increase as necessary to accommodate any cumulative reduction in net worth over the next three years. As a result of this Agreement, the investments of holders, including a Fund, of mortgage-backed securities and other obligations issued by Fannie Mae and Freddie Mac are protected.
The total public debt of the United States as a percentage of gross domestic product has grown rapidly since the beginning of the 2008-2009 financial downturn. Although high debt levels do not necessarily indicate or cause economic problems, they may create certain systemic risks if sound debt management practices are not implemented. A high national debt can raise concerns that the U.S. government will not be able to make principal or interest payments when they are due. In August 2011, S&P lowered its long-term sovereign credit rating on the U.S. In explaining the downgrade at that time, S&P cited, among other reasons, controversy over raising the statutory debt limit and growth in public spending. In August 2023, Fitch Ratings also downgraded its U.S. debt rating from AAA to AA+, citing expected fiscal deterioration over the next three years and repeated down-to-the-wire debt ceiling negotiations. In May 2025, Moody’s lowered the long-term issuer rating of the U.S. to Aa1 from Aaa to reflect over a decade of increasing government debt and high interest payment ratios relative to similarly rated sovereigns.
An increase in national debt levels also may necessitate the need for the U.S. Congress to negotiate adjustments to the statutory debt ceiling to increase the cap on the amount the U.S. government is permitted to borrow to meet its existing obligations and finance current budget deficits. Future downgrades could increase volatility in domestic and foreign financial markets, result in higher interest rates, lower prices of U.S. Treasury securities and increase the costs of different kinds of debt. Any controversy or ongoing uncertainty regarding the statutory debt ceiling negotiations may impact the U.S. long-term sovereign credit rating and may cause market uncertainty. As a result, market prices and yields of securities supported by the full faith and credit of the U.S. government may be adversely affected.
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When-Issued Securities
A when-issued security is one whose terms are available and for which a market exists, but which has not been issued. When a Fund engages in when-issued transactions, it relies on the other party to consummate the sale. If the other party fails to complete the sale, a Fund may miss the opportunity to obtain the security at a favorable price or yield.
When purchasing a security on a when-issued basis, a Fund assumes the rights and risks of ownership of the security, including the risk of price and yield changes. At the time of settlement, the value of the security may be more or less than the purchase price. The yield available in the market when the delivery takes place also may be higher than those obtained in the transaction itself. Because a Fund does not pay for the security until the delivery date, these risks are in addition to the risks associated with its other investments.
Decisions to enter into “when-issued” transactions will be considered on a case-by-case basis when necessary to maintain continuity in a company’s index membership.
INVESTMENT RESTRICTIONS
The Trust has adopted the following investment restrictions as fundamental policies with respect to the Funds. These restrictions cannot be changed with respect to each Fund without the approval of the holders of a majority of that Fund’s outstanding voting securities. For the purposes of the 1940 Act, a “majority of outstanding shares” means the vote of the lesser of: (1) 67% or more of the voting securities of a Fund present at the meeting if the holders of more than 50% of the Fund’s outstanding voting securities are present or represented by proxy; or (2) more than 50% of the outstanding voting securities of a Fund.
Except with the approval of a majority of the outstanding voting securities, each Fund may not:
1.Concentrate its investments (i.e., hold more than 25% of its total assets) in any industry or group of related industries (as defined in the 1940 Act). For purposes of this limitation, securities of the U.S. government (including its agencies and instrumentalities), repurchase agreements collateralized by U.S. government securities, registered investment companies, and tax-exempt securities of state or municipal governments and their political subdivisions are not considered to be issued by members of any industry.*
2.Borrow money or issue senior securities (as defined under the 1940 Act), except to the extent permitted under the 1940 Act.
3.Make loans, except to the extent permitted under the 1940 Act.
4.Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments, except to the extent permitted under the 1940 Act. This shall not prevent the Fund from investing in securities or other instruments backed by real estate, real estate investment trusts (“REITs”), or securities of companies engaged in the real estate business.
5.Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments, except to the extent permitted under the 1940 Act. This shall not prevent the Fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities.
6.Underwrite securities issued by other persons, except to the extent permitted under the 1940 Act.
7.(Agriculture Strategy No K-1 ETF only) With respect to 75% of its total assets, (i) purchase securities of any issuer (except securities issued or guaranteed by the U.S. government, its agencies or instrumentalities or shares of investment companies) if, as a result, more than 5% of its total assets would be invested in the securities of such issuer, or (ii) acquire more than 10% of the outstanding voting securities of any one issuer.*
* For purposes of this policy, the issuer of the underlying security will be deemed to be the issuer of any respective depositary receipt.
In addition to the investment restrictions adopted as fundamental policies as set forth above, the Funds listed below have adopted the following non-fundamental restrictions, which may be changed without a shareholder vote upon 60 days’ notice.
1.    The Corn Fund invests, under normal circumstances, at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in Corn Futures Contracts and Other Investments (each, as defined in the Fund’s prospectus) that provide exposure to the price movements of corn.
2.    The 2x Daily Corn Fund invests, under normal circumstances, at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in Corn Futures Contracts and Other Investments (each, as defined in the Fund’s prospectus) that provide daily leveraged exposure to the price movements of corn.
3.    The Wheat Fund invests, under normal circumstances, at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in Wheat Futures Contracts and Other Investments (each, as defined in the Fund’s prospectus) that provide exposure to the price movements of wheat.
4.    The 2x Daily Wheat Fund invests, under normal circumstances, at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in Wheat Futures Contracts and Other Investments (each, as defined in the Fund’s prospectus) that provide daily leveraged exposure to the price movements of wheat.
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5.    The Sugar Fund invests, under normal circumstances, at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in Sugar Futures Contracts and Other Investments (each, as defined in the Fund’s prospectus) that provide exposure to the price movements of sugar.
6.    The 2x Daily Sugar Fund invests, under normal circumstances, at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in Sugar Futures Contracts and Other Investments (each, as defined in the Fund’s prospectus) that provide daily leveraged exposure to the price movements of sugar.
7.    The Soybean Fund invests, under normal circumstances, at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in Soybean Futures Contracts and Other Investments (each, as defined in the Fund’s prospectus) that provide exposure to the price movements of soybeans.
8.    The 2x Daily Soybean Fund invests, under normal circumstances, at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in Soybean Futures Contracts and Other Investments (each, as defined in the Fund’s prospectus) that provide daily leveraged exposure to the price movements of soybean.
The following descriptions of certain provisions of the 1940 Act may assist investors in understanding the above policies and restrictions:
Borrowing. The 1940 Act presently allows a fund to borrow from any bank (including pledging, mortgaging, or hypothecating assets) in an amount up to 33 1/3% of its total assets (not including temporary borrowings not in excess of 5% of its total assets).
Senior Securities. For purposes of fundamental policy no. 2 above, senior securities may include any obligation or instrument constituting a security issued by a Fund and evidencing indebtedness or a future payment obligation. The 1940 Act generally prohibits funds from issuing senior securities other than borrowing from a bank subject to specific asset coverage requirements. The 1940 Act prohibitions and restrictions on the issuance of senior securities are designed to protect shareholders from the potentially adverse effects of a fund’s issuance of senior securities, including, in particular, the risks associated with excessive leverage of a fund’s assets. Certain types of derivatives give rise to future payment obligations and therefore also may be considered to be senior securities. Rule 18f-4 under the 1940 Act permits funds that comply with the conditions therein to enter into certain types of derivatives transactions notwithstanding the prohibitions and restrictions on the issuance of senior securities under the 1940 Act. To the extent consistent with its investment strategies, a Fund may invest in derivatives in compliance with the conditions set forth in Rule 18f-4 under the 1940 Act.
Lending. Under the 1940 Act, a fund may only make loans if expressly permitted by its investment policies.
Real Estate and Commodities. The 1940 Act does not directly restrict an investment company’s ability to invest in real estate or commodities, but does require that every investment company have a fundamental investment policy governing such investments.
Underwriting. Under the 1940 Act, underwriting securities involves a fund purchasing securities directly from an issuer for the purpose of selling (distributing) them or participating in any such activity either directly or indirectly.
If a percentage limitation is adhered to at the time of investment or contract, a later increase or decrease in percentage resulting from any change in value or total or net assets will not result in a violation of such restriction, except that the percentage limitation with respect to the borrowing of money will be observed continuously.
EXCHANGE LISTING AND TRADING
Shares are listed for trading and trade throughout the day on the Exchange.
There can be no assurance that a Fund will continue to meet the requirements of the Exchange necessary to maintain the listing of Shares. The Exchange will consider the suspension of trading in, and will initiate delisting proceedings of, the Shares under any of the following circumstances: (i) if any of the requirements set forth in the Exchange rules are not continuously maintained, including compliance with Rule 6c-11(c) under the 1940 Act; (ii) if, following the initial 12-month period beginning at the commencement of trading of a Fund, there are fewer than 50 beneficial owners of the Shares of such Fund; or (iii) if such other event shall occur or condition shall exist that, in the opinion of the Exchange, makes further dealings on the Exchange inadvisable. The Exchange will remove the Shares of a Fund from listing and trading upon termination of such Fund.
The Trust reserves the right to adjust the price levels of Shares in the future to help maintain convenient trading ranges for investors. Any adjustments would be accomplished through stock splits or reverse stock splits, which would have no effect on the net assets of the applicable Fund.
MANAGEMENT OF THE TRUST
Board Responsibilities. The management and affairs of the Trust and its series are overseen by the Board, which elects the officers of the Trust who are responsible for administering the day-to-day operations of the Trust and the Funds. The Board has approved contracts, as described below, under which certain companies provide essential services to the Trust.
The day-to-day business of the Trust, including the management of risk, is performed by third-party service providers, such as the Adviser, the Distributor, and the Administrator. The Board is responsible for overseeing the Trust’s service providers and, thus, has
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oversight responsibility with respect to risk management performed by those service providers. Risk management seeks to identify and address risks, i.e., events or circumstances that could have material adverse effects on the business, operations, shareholder services, investment performance or reputation of a Fund. The Funds and their service providers employ a variety of processes, procedures and controls to identify various of those possible events or circumstances, to lessen the probability of their occurrence and/or to mitigate the effects of such events or circumstances if they do occur. Each service provider is responsible for one or more discrete aspects of the Trust’s business (e.g., the Adviser is responsible for the day-to-day management of each Fund’s portfolio investments) and, consequently, for managing the risks associated with that business. The Board has emphasized to the Funds’ service providers the importance of maintaining vigorous risk management.
The Board’s role in risk oversight begins before the inception of the Funds, at which time certain of the Funds’ service providers present the Board with information concerning the investment objectives, strategies and risks of the Funds as well as proposed investment limitations for the Funds. Additionally, the Adviser provides the Board with an overview of, among other things, its investment philosophy, brokerage practices and compliance infrastructure. Thereafter, the Board continues its oversight function of various personnel, including the Trust’s Chief Compliance Officer, as well as personnel of the Adviser, and other service providers such as the Funds’ independent registered public accounting firm, who make periodic reports to the Audit Committee or to the Board with respect to various aspects of risk management. The Board and the Audit Committee oversee efforts by management and service providers to manage risks to which the Funds may be exposed.
The Board is responsible for overseeing the nature, extent, and quality of the services provided to the Funds by the Adviser and receives information about those services at its regular meetings. In addition, on an annual basis (following the initial two-year period), in connection with its consideration of whether to renew the Advisory Agreement (defined below) with the Adviser, the Board or its designee may meet with the Adviser to review such services. Among other things, the Board regularly considers the Adviser’s adherence to each Fund’s investment restrictions and compliance with various Fund policies and procedures and with applicable securities regulations. The Board also reviews information about each Fund’s performance and investments, including, for example, portfolio holdings schedules.
The Trust’s Chief Compliance Officer reports regularly to the Board to review and discuss compliance issues and Fund and Adviser risk assessments. At least annually, the Trust’s Chief Compliance Officer provides the Board with a report reviewing the adequacy and effectiveness of the Trust’s policies and procedures and those of its service providers, including the Adviser. The report addresses the operation of the policies and procedures of the Trust and each service provider since the date of the last report; any material changes to the policies and procedures since the date of the last report; any recommendations for material changes to the policies and procedures; and any material compliance matters since the date of the last report.
The Board receives reports from the Funds’ service providers regarding operational risks and risks related to the valuation and liquidity of portfolio securities. Annually, the Funds’ independent registered public accounting firm reviews with the Audit Committee its audit of the Funds’ financial statements, focusing on major areas of risk encountered by the Funds and noting any significant deficiencies or material weaknesses in the Funds’ internal controls. Additionally, in connection with its oversight function, the Board oversees Fund management’s implementation of disclosure controls and procedures, which are designed to ensure that information required to be disclosed by the Trust in its periodic reports with the SEC are recorded, processed, summarized, and reported within the required time periods. The Board also oversees the Trust’s internal controls over financial reporting, which comprise policies and procedures designed to provide reasonable assurance regarding the reliability of the Trust’s financial reporting and the preparation of the Trust’s financial statements.
From their review of these reports and discussions with the Adviser, the Chief Compliance Officer, the independent registered public accounting firm and other service providers, the Board and the Audit Committee learn in detail about the material risks of each Fund, thereby facilitating a dialogue about how management and service providers identify and mitigate those risks.
The Board recognizes that not all risks that may affect a Fund can be identified and/or quantified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks (such as investment-related risks) to achieve a Fund’s goals, and that the processes, procedures and controls employed to address certain risks may be limited in their effectiveness. Moreover, reports received by the Board as to risk management matters are typically summaries of the relevant information. Most of the Funds’ investment management and business affairs are carried out by or through the Adviser, and other service providers, each of which has an independent interest in risk management but whose policies and the methods by which one or more risk management functions are carried out may differ from the Trust’s and each other’s in the setting of priorities, the resources available or the effectiveness of relevant controls. As a result of the foregoing and other factors, the Board’s ability to monitor and manage risk, as a practical matter, is subject to limitations.
Members of the Board. There are three members of the Board, none of whom are interested persons of the Trust, as that term is defined in the 1940 Act (the “Independent Trustees”).
There is an Audit Committee of the Board that is chaired by an Independent Trustee and comprised solely of Independent Trustees. The Audit Committee chair presides at the Audit Committee meetings, participates in formulating agendas for Audit Committee meetings, and coordinates with management to serve as a liaison between the Independent Trustees and management on matters within the scope of responsibilities of the Audit Committee as set forth in its Board-approved charter. The Trust has not designated a
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lead Independent Trustee but has determined its leadership structure is appropriate given the specific characteristics and circumstances of the Trust. The Trust made this determination in consideration of, among other things, the fact that the Independent Trustees of the Trust constitute a super-majority of the Board, the number of Independent Trustees that constitute the Board, the amount of assets under management in the Trust, and the number of funds overseen by the Board. The Board also believes that its leadership structure facilitates the orderly and efficient flow of information to the Independent Trustees from Fund management.
Additional information about each Trustee of the Trust is set forth below. The address of each Trustee of the Trust is c/o U.S. Bank Global Fund Services, 615 East Michigan Street, Milwaukee, Wisconsin 53202.

Name and Year of Birth	Position Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex* Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
John L. Jacobs Year of birth: 1959	Trustee and Audit Committee Chair	Indefinite term; since 2017**	Founder and CEO of Q3 Advisors, LLC (financial consulting firm) (since 2015); Chairman of VettaFi, LLC (2018-2024); Executive Director of Center for Financial Markets and Policy (2016–2022); Distinguished Policy Fellow and Executive Director, Center for Financial Markets and Policy, Georgetown University (2015–2022)	42	Independent Trustee, TEMA ETF Trust (since 2023) (1 portfolio); NEOS ETF Trust (since 2021) (3 portfolios); Director, tZERO Group, Inc. (since 2020); Independent Trustee, Procure ETF Trust II (since 2018) (2 portfolios)
Koji E. Felton Year of birth: 1961	Trustee	Indefinite term; since 2019	Retired; formerly Counsel, Kohlberg Kravis Roberts & Co. L.P. (investment firm) (2013–2015)	42	Independent Trustee, Series Portfolios Trust (since 2015) (19 portfolios)
Pamela H. Conroy Year of birth: 1961	Trustee, Chair, and Nominating and Governance Committee Chair	Indefinite term; since 2019	Retired; formerly Executive Vice President, Chief Operating Officer & Chief Compliance Officer, Institutional Capital Corporation (investment firm) (1994–2008)	42	Independent Trustee, Frontier Funds, Inc. (since 2020) (4 portfolios)
*    The Trust is the only registered investment company in the Fund Complex.
**    Mr. Jacobs began serving as a Trustee when the Trust was known by its former name, Active Weighting Funds ETF Trust.
Individual Trustee Qualifications. The Trust has concluded that each of the Trustees should serve on the Board because of their ability to review and understand information about the Funds provided to them by management, to identify and request other information they may deem relevant to the performance of their duties, to question management and other service providers regarding material factors bearing on the management and administration of the Funds, and to exercise their business judgment in a manner that serves the best interests of the Funds’ shareholders. The Trust has concluded that each of the Trustees should serve as a Trustee based on his or her own experience, qualifications, attributes and skills as described below.
The Trust has concluded that Mr. Jacobs should serve as a Trustee because of his substantial industry experience. He most recently served as the CEO of Q3 Advisors, LLC and as the Distinguished Policy Fellow and Executive Director of the Center for Financial Markets and Policy, and as Adjunct Professor of Finance at the McDonough School of Business at Georgetown University. He also served as Senior Advisor and principal consultant to Nasdaq’s CEO and President. Mr. Jacobs has been determined to qualify as an Audit Committee Financial Expert for the Trust.
The Trust has concluded that Mr. Felton should serve as a Trustee because of his substantial industry experience, including over two decades working in the asset management industry providing legal, regulatory compliance, governance and risk management advice to registered investment companies, their advisers and boards. Prior to that, he gained experience and perspective as a regulator while serving as an enforcement attorney and branch chief for the SEC. He also represented public companies and their boards of directors in securities class actions, derivative litigation and SEC investigations as a litigation associate at a national law firm. Mr. Felton currently serves as an independent trustee and chair of the nominating and governance committee of a mutual fund complex.
The Trust has concluded that Ms. Conroy should serve as a Trustee because of her substantial industry experience, including over 25 years of achievements at both a large, multi-location financial institution as well as a small, entrepreneurial firm. She has expertise in all facets of portfolio accounting, securities processing, trading operations, marketing, as well as legal and compliance.
In its periodic assessment of the effectiveness of the Board, the Board considers the complementary individual skills and experience of the individual Trustees primarily in the broader context of the Board’s overall composition so that the Board, as a body, possesses the appropriate (and appropriately diverse) skills and experience to oversee the business of the series of the Trust.
Board Committees. The Board has established the following standing committees of the Board:
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Audit Committee. The Board has a standing Audit Committee that is composed of each of the Independent Trustees of the Trust. The Audit Committee operates under a written charter approved by the Board. The principal responsibilities of the Audit Committee include: recommending which firm to engage as the Funds’ independent registered public accounting firm and when and whether to terminate this relationship, as necessary; reviewing the independent registered public accounting firm’s compensation, the proposed scope and terms of its engagement, and the firm’s independence; pre-approving audit and non-audit services provided by the Funds’ independent registered public accounting firm to the Trust and certain other affiliated entities; serving as a channel of communication between the independent registered public accounting firm and the Trustees; reviewing the results of each external audit, including any qualifications in the independent registered public accounting firm’s opinion, any related management letter, management’s responses to recommendations made by the independent registered public accounting firm in connection with the audit, reports submitted to the Audit Committee by the internal auditing department of the Trust’s Administrator that are material to the Trust as a whole, if any, and management’s responses to any such reports; reviewing the Funds’ audited financial statements and considering any significant disputes between the Trust’s management and the independent registered public accounting firm that arose in connection with the preparation of those financial statements; considering, in consultation with the independent registered public accounting firm and the Trust’s senior internal accounting executive, if any, the independent registered public accounting firms’ report on the adequacy of the Trust’s internal financial controls; reviewing, in consultation with the Funds’ independent registered public accounting firm, major changes regarding auditing and accounting principles and practices to be followed when preparing the Funds’ financial statements; and other audit related matters. During the fiscal period ended December 31, 2025, the Audit Committee met four times.
The Audit Committee also serves as the Qualified Legal Compliance Committee (“QLCC”) for the Trust for the purpose of compliance with Rules 205.2(k) and 205.3(c) of the Code of Federal Regulations, regarding alternative reporting procedures for attorneys retained or employed by an issuer who appear and practice before the SEC on behalf of the issuer (the “issuer attorneys”). An issuer attorney who becomes aware of evidence of a material violation by the Trust, or by any officer, director, employee, or agent of the Trust, may report evidence of such material violation to the QLCC as an alternative to the reporting requirements of Rule 205.3(b) (which requires reporting to the chief legal officer and potentially “up the ladder” to other entities).
Nominating and Governance Committee. The Board has a standing Nominating and Governance Committee that is composed of each of the Independent Trustees of the Trust. The Nominating and Governance Committee operates under a written charter approved by the Board. The principal responsibility of the Nominating and Governance Committee is to consider, recommend and nominate candidates to fill vacancies on the Board, if any. The Nominating and Governance Committee generally will not consider nominees recommended by shareholders. The Nominating and Governance Committee meets periodically, as necessary. During the fiscal period ended December 31, 2025, the Nominating and Governance Committee met once.
Principal Officers of the Trust. The officers of the Trust conduct and supervise the Trust’s and each Fund’s daily business. The address of each officer of the Trust is c/o U.S. Bank Global Fund Services, 615 East Michigan Street, Milwaukee, Wisconsin 53202. Additional information about each officer of the Trust is as follows:

Name and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Kacie G. Briody Year of birth: 1992	President and Principal Executive Officer	Indefinite term, March 2025	Vice President, U.S. Bancorp Fund Services, LLC (since 2025); Assistant Vice President, U.S. Bancorp Fund Services, LLC (2021-2025)
Travis G. Babich Year of birth: 1980	Treasurer and Principal Financial Officer	Indefinite term, September 2019	Vice President, U.S. Bancorp Fund Services, LLC (since 2005)
David J. Rantisi Year of birth: 1992	Assistant Treasurer	Indefinite term, March 2025	Assistant Vice President, U.S. Bancorp Fund Services, LLC (since 2014)
Chad E. Fickett Year of birth: 1973	Secretary	Indefinite term, June 2024	Vice President, U.S. Bancorp Fund Services, LLC (since 2024); Assistant General Counsel, The Northwestern Mutual Life Insurance Company (2007 to 2024)
Anjali E. Connors Year of birth: 1982	Chief Compliance Officer and Anti-Money Laundering Officer	Indefinite term, January 2026	Vice President, U.S. Bancorp Fund Services, LLC (since 2025); Associate Director, Investment Advisory Compliance, Robert W. Baird & Co. (2022 to 2025); Chief Compliance Officer, Strategas Asset Management, LLC (wholly owned by Baird Financial Corporation) (2022 to 2025); Director, Governance and Controls Advisor, CIBC Private Wealth Management (2018 to 2022)
Marissa J. Pawlinski Year of birth: 1996	Assistant Secretary	Indefinite term, June 2025	Assistant Vice President, U.S. Bancorp Fund Services, LLC (since 2023); Regulatory Administration Attorney, U.S. Bancorp Fund Services, LLC (since 2022); Judicial Law Clerk, Milwaukee County Circuit Court (2021-2022)
Trustee Ownership of Shares. The Funds are required to show the dollar amount ranges of each Trustee’s “beneficial ownership” of Shares and each other series of the Trust as of the end of the most recently completed calendar year. Dollar amount ranges disclosed are established by the SEC. “Beneficial ownership” is determined in accordance with Rule 16a-1(a)(2) under the Securities Exchange Act of 1934 (the “Exchange Act”). As of December 31, 2025, no Trustee or officer of the Trust owned Shares of the Funds or any other fund within the Trust’s Fund Complex.
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Board Compensation. Each Independent Trustee receives an annual stipend of $145,000 (prior to January 1, 2026, the annual stipend was $125,000) and reimbursement for all reasonable travel expenses relating to their attendance at Board Meetings. The chair of the Audit Committee receives an annual stipend of $5,000 and the chair of the Nominating and Governance Committee receives an annual stipend of $2,500. Pursuant to the Advisory Agreement, the Adviser has agreed to pay all expenses of the Funds, except those specified in the Funds’ Prospectus. As a result, the Adviser is responsible for compensating the Independent Trustees. Trustee compensation disclosed in the table does not include reimbursed reasonable travel expenses relating to their attendance at Board Meetings. The following table shows the compensation earned by each Trustee during the fiscal year ended December 31, 2025:

Name	Aggregate Compensation from the Funds	Total Compensation from Fund Complex* Paid to Trustees
John L. Jacobs	$0	$130,000
Koji Felton	$0	$125,000
Pamela H. Conroy	$0	$127,500
*    The Trust is the only registered investment company in the Fund Complex.
PRINCIPAL SHAREHOLDERS, CONTROL PERSONS, AND MANAGEMENT OWNERSHIP
A principal shareholder is any person who owns of record or beneficially 5% or more of the outstanding Shares. A control person is a shareholder that owns beneficially or through controlled companies more than 25% of the voting securities of a company or acknowledges the existence of control. Shareholders owning voting securities in excess of 25% may determine the outcome of any matter affecting and voted on by shareholders of a Fund. As of March 31, 2026, the Trustees and officers, as a group, owned less than 1% of the Shares of the Funds, and the following shareholders were considered to be principal shareholders of each Fund:

Agriculture Strategy No K-1 ETF

Name and Address	% Ownership	Type of Ownership
Wells Fargo Clearing Services 2801 Market Street St. Louis, MO 63103-2523	44.67%	Record
Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105-1905	13.34%	Record
U.S. Bank N.A. 800 Nicollet Mall Minneapolis, MN 55402	13.07%	Record
National Financial Services, LLC 200 Liberty Street New York, NY 10281	12.15%	Record
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2x Daily Corn ETF

Name and Address	% Ownership	Type of Ownership
Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105-1905	19.13%	Record
National Financial Services, LLC 200 Liberty Street New York, NY 10281	17.97%	Record
Citigroup Global Markets Inc. 333 West 34th Street 3rd Floor New York, NY 10001-2402	16.63%	Record
U.S. Bank N.A. 800 Nicollet Mall Minneapolis, MN 55402	8.70%	Record
RBC Capital Markets 3 World Financial Center 200 Vesey Street, 9th Floor New York, NY 10281	5.87%	Record

2x Daily Wheat ETF

Name and Address	% Ownership	Type of Ownership
Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105-1905	21.24%	Record
National Financial Services, LLC 200 Liberty Street New York, NY 10281	17.70%	Record
Interactive Brokers LLC One Pickwick Plaza Greenwich, CT 06830	12.73%	Record
Citigroup Global Markets Inc. 333 West 34th Street 3rd Floor New York, NY 10001-2402	9.61%	Record
HSBC Bank USA, NA/Clearing 452 Fifth Avenue New York, NY 10018	7.38%	Record
J.P. Morgan Securities LLC/JPMC 383 Madison Avenue New York, NY 10179	6.61%	Record
RobinHood Securities, LLC 500 Colonial Center Parkway, Suite 100 Lake Mary, FL 32746	5.22%	Record
CODES OF ETHICS
The Trust and the Adviser have each adopted codes of ethics pursuant to Rule 17j-1 of the 1940 Act. These codes of ethics are designed to prevent affiliated persons of the Trust and the Adviser from engaging in deceptive, manipulative or fraudulent activities in connection with securities held or to be acquired by the Funds (which also may be held by persons subject to the codes of ethics). Each code of ethics permits personnel subject to that code of ethics to invest in securities for their personal investment accounts, subject to
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certain limitations, including limitations related to securities that may be purchased or held by the Funds. The Distributor (as defined below) relies on the principal underwriters exception under Rule 17j-1(c)(3), specifically where the Distributor is not affiliated with the Trust or the Adviser, and no officer, director, or general partner of the Distributor serves as an officer, director, or general partner of the Trust or the Adviser.
There can be no assurance that the codes of ethics will be effective in preventing such activities. Each code of ethics may be examined at the office of the SEC in Washington, D.C. or on the Internet at the SEC’s website at https://www.sec.gov.
PROXY VOTING POLICIES
The Funds have delegated proxy voting responsibilities to the Adviser, subject to the Board’s oversight. In delegating proxy responsibilities, the Board has directed that proxies be voted consistent with each Fund’s and its shareholders’ best interests and in compliance with all applicable proxy voting rules and regulations. The Adviser has adopted voting guidelines as part of its proxy voting policies (the “Proxy Voting Policies”) for such purpose. When the Proxy Voting Policies do not cover a specific proxy issue, the Adviser will use its best judgment in voting such proxies on behalf of the Funds.
A copy of the Adviser’s Proxy Voting Policies is set forth in Appendix A to this SAI. The Trust’s Chief Compliance Officer is responsible for monitoring the effectiveness of the Proxy Voting Policies. The Proxy Voting Policies have been adopted by the Trust as the policies and procedures that the Adviser will use when voting proxies on behalf of the Funds.
When available, information on how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 will be available (1) without charge, upon request, by calling 1-800-617-0004, and (2) on the SEC’s website at https://www.sec.gov.
INVESTMENT MANAGEMENT
Investment Adviser
Teucrium Investment Advisors, LLC, a Delaware limited liability company located at Three Main Street, Suite 215, Burlington, Vermont 05401, serves as the investment adviser to the Funds. The Adviser is wholly-owned by Teucrium Trading, LLC. Teucrium Trading, LLC developed and offers a product suite of 1940 Act and Securities Act registered ETFs focused on U.S. agricultural commodities. In addition, the Adviser provides investment advisory and sub-advisory services to U.S. ETFs.
The Adviser arranges for transfer agency, custody, fund administration, and all other non-distribution related services necessary for the Funds to operate. The Adviser is responsible for the day-to-day operations of the Funds, subject to the general supervision and oversight of the Board of the Trust. The Adviser is responsible for the management each Fund in accordance with its investment objective, policies, and limitations. For the services it provides to the Funds, the Adviser is entitled to a unified management fee, which is calculated daily and paid monthly, at an annual rate based on each Fund’s average daily net assets as set forth in the table below.

Fund	Management Fee
Agriculture Strategy No K-1 ETF	1.49%[1]
No K-1 Corn ETF	1.49%[2]
2x Daily Corn ETF	1.49%[2]
No K-1 Wheat ETF	1.49%[2]
2x Daily Wheat ETF	1.49%[2]
No K-1 Sugar ETF	1.49%[2]
2x Daily Sugar ETF	1.49%[2]
No K-1 Soybean ETF	1.49%[2]
2x Daily Soybean ETF	1.49%[2]
1    The Adviser has contractually agreed to a reduction of the Fund’s management fee from 1.49% to 0.89% of its average daily net assets for successive one-year periods, currently until at least April 30, 2027. This agreement may be terminated only by, or with the consent of, the Board.
2 The Adviser has contractually agreed to a reduction of the Fund’s management fee from 1.49% to 0.95% of its average daily net assets for successive one-year periods, currently until at least April 30, 2027. This agreement may be terminated only by, or with the consent of, the Board.
Pursuant to an investment advisory agreement between the Trust, on behalf of the Funds, and the Adviser (the “Advisory Agreement”), the Adviser has agreed to pay all expenses of the Funds except the fee payable to the Adviser under the Advisory Agreement, interest charges on any borrowings, dividends and other expenses on securities sold short, taxes, brokerage commissions and other expenses incurred in placing orders for the purchase and sale of securities and other investment instruments, acquired fund fees and expenses, accrued deferred tax liability, extraordinary expenses, and distribution fees and expenses paid by the Trust under any distribution plan adopted pursuant to Rule 12b-1 under the 1940 Act (if any).
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The Advisory Agreement with respect to each Fund will continue in force for an initial period of two years. Thereafter, the Advisory Agreement will be renewable from year to year with respect to each Fund, so long as its continuance is approved at least annually (1) by a majority vote of the Trustees, including a majority vote of such Trustees who are not “interested persons” of the Trust or the Adviser, at a meeting called for the purpose of voting on such approval; or (2) by a majority vote of the outstanding Shares. The Advisory Agreement automatically terminates on assignment and is terminable by a vote of the Board or a majority of the outstanding voting securities of the Fund, or upon a 120-days’ written notice by the Adviser.
The Adviser shall not be liable to the Trust or any shareholder for anything done or omitted by it, except acts or omissions involving willful misfeasance, bad faith, negligence or reckless disregard of the duties imposed upon it by its agreement with the Trust or for any losses that may be sustained in the purchase, holding or sale of any security.
The Adviser has contractually agreed to waive the management fee it receives from a Fund in an amount equal to the management fee paid to the Adviser by the Subsidiary of each Fund (see “Management of Subsidiaries” below). The agreement may be terminated by the Adviser at the conclusion of any one-year term or by the Board at any time, and when the Adviser ceases to serve as such.
The Adviser has contractually agreed to waive the management fee it receives from a Fund in an amount equal to the management fee paid to the Adviser by the Subsidiary of each Fund (see “Management of Subsidiaries” below). The tables below show advisory fees paid by the Funds for the fiscal periods indicated, as applicable to each Fund, as well as amounts waived by the Adviser for the applicable fiscal periods. Waived amounts include management fees paid to the Adviser by each Fund’s Subsidiary, as applicable.

Agriculture Strategy No K-1 ETF

Fiscal Period Ended	Gross Advisory Fee	Advisory Fees Waived	Net Advisory Fees
December 31, 2025	$69,622	$(29,846)	$39,776
December 31, 2024(1)	$29,863	$(12,865)	$16,998
April 30, 2024	$176,847	$(77,204)	$99,643
April 30, 2023(2)	$984,155	$(398,238)	$585,917
(1)     Effective December 31, 2024, the Fund changed its fiscal year end from April 30 to December 31. Amounts shown are for fiscal period May 1, 2024 through December 31, 2024.
(2) For the fiscal period May 16, 2022 (commencement of operations) through April 30, 2023.

2x Daily Corn ETF

Fiscal Period Ended	Gross Advisory Fee	Advisory Fees Waived	Net Advisory Fees
December 31, 2025	$20,592	$(9,149)	$11,443
December 31, 2024(1)	$1,698	$(751)	$947
(1)    For the fiscal period December 12, 2024 (commencement of operations) through December 31, 2024.

2x Daily Wheat ETF

Fiscal Period Ended	Gross Advisory Fee	Advisory Fees Waived	Net Advisory Fees
December 31, 2025	$18,872	$(8,839)	$10,033
December 31, 2024(1)	$1,640	$(758)	$882
(1)    For the fiscal period December 12, 2024 (commencement of operations) through December 31, 2024.
Management of the Subsidiaries
The Adviser also serves as the investment adviser to the Subsidiaries, which are wholly-owned and controlled subsidiaries of each Fund organized under the laws of the Cayman Islands as an exempted company pursuant to an investment advisory agreement with each Subsidiary. The Adviser has contractually agreed to waive the management fee it receives from each Fund in an amount equal to the management fee paid to the Adviser by its applicable Subsidiary.
Because each Subsidiary is not registered under the 1940 Act, it is not subject to the regulatory protections of the 1940 Act and its applicable Fund, as an investor in its Subsidiary, will not have all of the protections offered to investors in registered investment companies. Because each Fund wholly owns and controls its applicable Subsidiary, and the Adviser is subject to the oversight of the Board, it is unlikely that a Subsidiary will take action contrary to the interests of its applicable Fund or its respective shareholders.
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PORTFOLIO MANAGERS
Springer Harris, Joran Haugens, and Chris Small serve as the Funds’ portfolio managers (collectively, the “Portfolio Managers”). This section includes information about the Portfolio Managers, including information about compensation, other accounts managed, and the dollar range of Shares owned.
Share Ownership
The Funds are required to show the dollar ranges of a Portfolio Manager’s “beneficial ownership” of Shares. Dollar amount ranges disclosed are established by the SEC. “Beneficial ownership” is determined in accordance with Rule 16a-1(a)(2) under the Exchange Act. As of December 31, 2025, the Portfolio Managers did not beneficially own Shares.
Other Accounts
In addition to the Funds, the Portfolio Managers managed the following other accounts for the Adviser as of December 31, 2025, none of which were subject to a performance-based fee:

Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Number of Accounts	Total Assets in the Accounts	Number of Accounts	Total Assets in the Accounts	Number of Accounts	Total Assets in the Accounts
13	$277,436,623	5	$220,981,524	0	$0
Compensation
The compensation package for portfolio managers consists of a fixed base salary, an annual discretionary bonus opportunity and a competitive benefits package. A portfolio manager’s salary compensation is designed to be competitive with the marketplace and reflect a portfolio manager’s relative experience and contribution to the firm. Fixed base salary compensation is reviewed and adjusted annually to reflect increases in the cost of living and market rates. The discretionary bonus opportunity provides cash bonuses based upon the overall firm’s performance and individual contributions. Principal consideration for each portfolio manager is given to appropriate risk management, teamwork and investment support activities in determining the bonus amount. Portfolio managers are eligible to participate in the firm’s standard employee benefits programs, which include a competitive 401(k) retirement savings program with employer match, and healthcare.
Conflicts of Interest
A Portfolio Manager’s management of “other accounts” may give rise to potential conflicts of interest in connection with his management of a Fund’s investments, on the one hand, and the investments of the other accounts, on the other. The other accounts may have similar investment objectives or strategies as the Funds. A potential conflict of interest may arise as a result, whereby a Portfolio Manager could favor one account over another. Another potential conflict could include a Portfolio Manager’s knowledge about the size, timing, and possible market impact of Fund trades, whereby the Portfolio Manager could use this information to the advantage of other accounts and to the disadvantage of the Funds. However, the Adviser has established policies and procedures to ensure that the purchase and sale of securities among all accounts the Adviser manages are fairly and equitably allocated.
DISTRIBUTOR
The Trust and PINE Distributors LLC (the “Distributor”) are parties to a distribution agreement (the “Distribution Agreement”), whereby the Distributor acts as principal underwriter for the Trust and distributes Shares. Shares are continuously offered for sale by the Distributor only in Creation Units. The Distributor will not distribute Shares in amounts less than a Creation Unit and does not maintain a secondary market in Shares. The principal business address of the Distributor is 501 South Cherry Street, Suite 610, Denver, Colorado 80246.
Under the Distribution Agreement, the Distributor, as agent for the Trust, will receive orders for the purchase and redemption of Creation Units, provided that any subscriptions and orders will not be binding on the Trust until accepted by the Trust. The Distributor is a broker-dealer registered under the Exchange Act and a member of the Financial Industry Regulatory Authority (“FINRA”).
The Distributor also may enter into agreements with securities dealers (“Soliciting Dealers”) who will solicit purchases of Creation Units of Shares. Such Soliciting Dealers also may be Authorized Participants (as discussed in “Procedures for Purchase of Creation Units” below) or DTC participants (as defined below).
The Distribution Agreement will continue for two years from its effective date and is renewable annually thereafter. The continuance of the Distribution Agreement must be specifically approved at least annually (i) by the vote of the Trustees or by a vote of the shareholders of a Fund and (ii) by the vote of a majority of the Independent Trustees who have no direct or indirect financial interest in the operations of the Distribution Agreement or any related agreement, cast in person at a meeting called for the purpose of voting on such approval. The Distribution Agreement is terminable without penalty by the Trust on 60 days’ written notice when authorized either by majority vote of its outstanding voting Shares or by a vote of a majority of the Board (including a majority of the Independent Trustees), or by the Distributor on 60 days’ written notice, and will automatically terminate in the event of its assignment.
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The Distribution Agreement provides that in the absence of willful misfeasance, bad faith or gross negligence on the part of the Distributor, or reckless disregard by it of its obligations thereunder, the Distributor shall not be liable for any action or failure to act in accordance with its duties thereunder.
Intermediary Compensation. The Adviser, or its affiliates, out of their own resources and not out of Fund assets (i.e., without additional cost to a Fund or its shareholders), may pay certain broker dealers, banks and other financial intermediaries (“Intermediaries”) for certain activities related to a Fund, including participation in activities that are designed to make Intermediaries more knowledgeable about exchange-traded products, including the Fund, or for other activities, such as marketing and educational training or support. These arrangements are not financed by a Fund and, thus, do not result in increased Fund expenses. They are not reflected in the fees and expenses listed in the fees and expenses sections of a Fund’s Prospectus and they do not change the price paid by investors for the purchase of Shares or the amount received by a shareholder as proceeds from the redemption of Shares.
Such compensation may be paid to Intermediaries that provide services to a Fund, including marketing and education support (such as through conferences, webinars and printed communications). The Adviser will periodically assess the advisability of continuing to make these payments. Payments to an Intermediary may be significant to the Intermediary, and amounts that Intermediaries pay to your adviser, broker or other investment professional, if any, also may be significant to such adviser, broker or investment professional. Because an Intermediary may make decisions about what investment options it will make available or recommend, and what services to provide in connection with various products, based on payments it receives or is eligible to receive, such payments create conflicts of interest between the Intermediary and its clients. For example, these financial incentives may cause the Intermediary to recommend a Fund rather than other investments. The same conflict of interest exists with respect to your financial adviser, broker or investment professional if he or she receives similar payments from his or her Intermediary firm.
Intermediary information is current only as of the date of this SAI. Please contact your adviser, broker, or other investment professional for more information regarding any payments his or her Intermediary firm may receive. Any payments made by the Adviser or its affiliates to an Intermediary may create the incentive for an Intermediary to encourage customers to buy Shares.
If you have any additional questions, please call 1-800-617-0004.
Distribution and Service Plan. The Board has adopted a Distribution and Service Plan (the “Plan”) in accordance with the provisions of Rule 12b-1 under the 1940 Act, which regulates circumstances under which an investment company may directly or indirectly bear expenses relating to the distribution of its shares. No payments pursuant to the Plan are expected to be made during the twelve (12) month period from the date of this SAI. Rule 12b-1 fees to be paid by a Fund under the Plan may only be imposed after approval by the Board.
Continuance of the Plan must be approved annually by a majority of the Trustees of the Trust and by a majority of the Trustees who are not interested persons (as defined in the 1940 Act) of the Trust and have no direct or indirect financial interest in the Plan or in any agreements related to the Plan (“Qualified Trustees”). The Plan requires that quarterly written reports of amounts spent under the Plan and the purposes of such expenditures be furnished to and reviewed by the Trustees. The Plan may not be amended to increase materially the amount that may be spent thereunder without approval by a majority of the outstanding shares of a Fund. All material amendments of the Plan will require approval by a majority of the Trustees of the Trust and of the Qualified Trustees.
The Plan provides that each Fund pays the Distributor an annual fee of up to a maximum of 0.25% of the average daily net assets of its Shares. Under the Plan, the Distributor may make payments pursuant to written agreements to financial institutions and intermediaries such as banks, savings and loan associations and insurance companies including, without limit, investment counselors, broker-dealers and the Distributor’s affiliates and subsidiaries (collectively, “Agents”) as compensation for services and reimbursement of expenses incurred in connection with distribution assistance. The Plan is characterized as a compensation plan since the distribution fee will be paid to the Distributor without regard to the distribution expenses incurred by the Distributor or the amount of payments made to other financial institutions and intermediaries. The Trust intends to operate the Plan in accordance with its terms and with FINRA’s rules concerning sales charges.
Under the Plan, subject to the limitations of applicable law and regulations, each Fund is authorized to compensate the Distributor up to the maximum amount to finance any activity primarily intended to result in the sale of Creation Units of the Fund or for providing or arranging for others to provide shareholder services and for the maintenance of shareholder accounts. Such activities may include, but are not limited to: (i) delivering copies of a Fund’s then current reports, prospectuses, notices, and similar materials, to prospective purchasers of Creation Units; (ii) marketing and promotional services, including advertising; (iii) paying the costs of and compensating others, including Authorized Participants with whom the Distributor has entered into written Authorized Participant Agreements, for performing shareholder servicing on behalf of a Fund; (iv) compensating certain Authorized Participants for providing assistance in distributing the Creation Units of a Fund, including the travel and communication expenses and salaries and/or commissions of sales personnel in connection with the distribution of the Creation Units of a Fund; (v) payments to financial institutions and intermediaries such as banks, savings and loan associations, insurance companies and investment counselors, broker-dealers, mutual fund supermarkets and the affiliates and subsidiaries of the Trust’s service providers as compensation for services or reimbursement of expenses incurred in connection with distribution assistance; (vi) facilitating communications with beneficial owners of Shares, including the cost of providing (or paying others to provide) services to beneficial owners of Shares, including, but
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not limited to, assistance in answering inquiries related to Shareholder accounts; and (vii) such other services and obligations as are set forth in the Distribution Agreement.
ADMINISTRATOR, INDEX RECEIPT AGENT, AND TRANSFER AGENT
U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services (“Fund Services” or the “Transfer Agent”), located at 615 East Michigan Street, Milwaukee, Wisconsin 53202, serves as the Funds’ transfer agent and administrator.
Pursuant to an agreement between the Trust and Fund Services (the “Fund Servicing Agreement”), Fund Services provides the Trust with administrative and management services (other than investment advisory services) and accounting services, including portfolio accounting services, tax accounting services, and furnishing financial reports. Under the Fund Servicing Agreement, Fund Services does not have any responsibility or authority for the management of the Funds, the determination of investment policy, or for any matter pertaining to the distribution of Shares. As compensation for the administration, accounting and management services, the Adviser pays Fund Services a fee based on each Fund’s average daily net assets, subject to a minimum annual fee. Fund Services also is entitled to certain out-of-pocket expenses for the services mentioned above, including pricing expenses.
The Adviser was responsible for paying the amounts in the table below to Fund Services for the fiscal periods indicated below, as applicable to each Fund.

	Fiscal Period Ended
Fund	December 31, 2025	December 31, 2024	April 30, 2024	April 30, 2023
Agriculture Strategy No K-1 ETF	$92,037	$29,850(2)	$25,978	$52,849(1)
2x Daily Corn ETF	$84,691	$7,267(3)	N/A	N/A
2x Daily Wheat ETF	$84,691	$7,267(3)	N/A	N/A
(1)    For the fiscal period May 16, 2022 (commencement of operations) through April 30, 2023.
(2)    Effective December 31, 2024, the Fund changed its fiscal year end from April 30 to December 31. Amounts shown are for the fiscal period May 1, 2024 through December 31, 2024.
(3)    For the fiscal period December 12, 2024 (commencement of operations) through December 31, 2024.
CUSTODIAN
Pursuant to a custody agreement between the Trust and U.S. Bank National Association (“U.S. Bank” or the “Custodian”) (the “Custody Agreement”), U.S. Bank, located at 1555 North Rivercenter Drive, Suite 302, Milwaukee, Wisconsin 53212, serves as the custodian of the Funds’ assets. The Custodian holds and administers the assets in each Fund’s portfolio. Pursuant to the Custody Agreement, U.S. Bank receives an annual fee from the Adviser based on the Trust’s total average daily net assets, subject to a minimum annual fee, and certain settlement charges. The Custodian is also entitled to certain out-of-pocket expenses.
LEGAL COUNSEL
Morgan, Lewis & Bockius LLP, located at 1111 Pennsylvania Avenue, NW, Washington, DC 20004-2541, serves as legal counsel for the Trust.
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Cohen & Company, Ltd., located at 1835 Market Street, Suite 310, Philadelphia, Pennsylvania 19103, serves as the independent registered public accounting firm for the Funds. Its services include auditing the Funds’ financial statements. Cohen & Co Advisory, LLC, an affiliate of Cohen & Company, Ltd., provides tax services as requested.
PORTFOLIO HOLDINGS DISCLOSURE POLICIES AND PROCEDURES
The Board has adopted a policy regarding the disclosure of information about each Fund’s security holdings. Each Fund’s entire portfolio holdings are publicly disseminated each day a Fund is open for business and may be available through financial reporting and news services, including publicly available internet web sites. In addition, the composition of the Deposit Securities (defined below) is publicly disseminated daily prior to the opening of the Exchange via the facilities of the National Securities Clearing Corporation (“NSCC”).
DESCRIPTION OF SHARES
The Declaration of Trust authorizes the issuance of an unlimited number of funds and shares. Each share represents an equal proportionate interest in the applicable Fund with each other share. Shares are entitled upon liquidation to a pro rata share in the net assets of the applicable Fund. Shareholders have no preemptive rights. The Declaration of Trust provides that the Trustees may create additional series or classes of shares. All consideration received by the Trust for shares of any additional funds and all assets in which such consideration is invested would belong to that fund and would be subject to the liabilities related thereto. Share certificates representing Shares will not be issued. Shares, when issued, are fully paid and non-assessable.
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Each Share has one vote with respect to matters upon which a shareholder vote is required, consistent with the requirements of the 1940 Act and the rules promulgated thereunder. Shares of all funds in the Trust vote together as a single class, except that if the matter being voted on affects only a particular fund it will be voted on only by that fund and if a matter affects a particular fund differently from other funds, that fund will vote separately on such matter. As a Delaware statutory trust, the Trust is not required, and does not intend, to hold annual meetings of shareholders. Approval of shareholders will be sought, however, for certain changes in the operation of the Trust and for the election of Trustees under certain circumstances. Upon the written request of shareholders owning at least 10% of the Trust’s shares, the Trust will call for a meeting of shareholders to consider the removal of one or more Trustees and other certain matters. In the event that such a meeting is requested, the Trust will provide appropriate assistance and information to the shareholders requesting the meeting.
Under the Declaration of Trust, the Trustees have the power to liquidate a Fund without shareholder approval. While the Trustees have no present intention of exercising this power, they may do so if a Fund fails to reach a viable size within a reasonable amount of time or for such other reasons as may be determined by the Board.
LIMITATION OF TRUSTEES’ LIABILITY
The Declaration of Trust provides that a Trustee shall be liable only for his or her own willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the office of Trustee and shall not be liable for errors of judgment or mistakes of fact or law. The Trustees shall not be responsible or liable in any event for any neglect or wrongdoing of any officer, agent, employee, adviser or principal underwriter of the Trust, nor shall any Trustee be responsible for the act or omission of any other Trustee. The Declaration of Trust also provides that the Trust shall indemnify each person who is, or has been, a Trustee, officer, employee or agent of the Trust, any person who is serving or has served at the Trust’s request as a Trustee, officer, trustee, employee or agent of another organization in which the Trust has any interest as a shareholder, creditor or otherwise to the extent and in the manner provided in the Amended and Restated By-laws. However, nothing in the Declaration of Trust shall protect or indemnify a Trustee against any liability for his or her willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the office of Trustee. Nothing contained in this section attempts to disclaim a Trustee’s individual liability in any manner inconsistent with the federal securities laws.
BROKERAGE TRANSACTIONS
The policy of the Trust regarding purchases and sales of securities for a Fund is that primary consideration will be given to obtaining the most favorable prices and efficient executions of transactions. Consistent with this policy, when securities transactions are effected on a stock exchange, the Trust’s policy is to pay commissions which are considered fair and reasonable without necessarily determining that the lowest possible commissions are paid in all circumstances. The Trust believes that a requirement always to seek the lowest possible commission cost could impede effective portfolio management and preclude the Funds from obtaining a high quality of brokerage and research services. In seeking to determine the reasonableness of brokerage commissions paid in any transaction, the Adviser will rely on its experience and knowledge regarding commissions generally charged by various brokers and on its judgment in evaluating the brokerage services received from the broker effecting the transaction. Such determinations are necessarily subjective and imprecise, as in most cases, an exact dollar value for those services is not ascertainable. The Trust has adopted policies and procedures that prohibit the consideration of sales of Shares as a factor in the selection of a broker or dealer to execute its portfolio transactions.
The Adviser owes a fiduciary duty to its clients to seek to provide best execution on trades effected. In selecting a broker-dealer for each specific transaction, the Adviser chooses the broker-dealer deemed most capable of providing the services necessary to obtain the most favorable execution. “Best execution” is generally understood to mean the most favorable cost or net proceeds reasonably obtainable under the circumstances. The full range of brokerage services applicable to a particular transaction may be considered when making this judgment, which may include, but is not limited to: liquidity, price, commission, timing, aggregated trades, capable floor brokers or traders, competent block trading coverage, ability to position, capital strength and stability, reliable and accurate communications and settlement processing, use of automation, knowledge of other buyers or sellers, arbitrage skills, administrative ability, underwriting and provision of information on a particular security or market in which the transaction is to occur. The specific criteria will vary depending upon the nature of the transaction, the market in which it is executed, and the extent to which it is possible to select from among multiple broker-dealers. The Adviser also will use electronic crossing networks (“ECNs”) when appropriate.
Subject to the foregoing policies, brokers or dealers selected to execute a Fund’s portfolio transactions may include such Fund’s Authorized Participants (as discussed in “Procedures for Purchase of Creation Units” below) or their affiliates. An Authorized Participant or its affiliates may be selected to execute a Fund’s portfolio transactions in conjunction with an all-cash creation unit order or an order including “cash-in-lieu” (as described below under “Purchase and Redemption of Creation Units”), so long as such selection is in keeping with the foregoing policies. As described below under “Purchase and Redemption of Creation Units — Creation Unit Transaction Fee” and “— Redemption Transaction Fee”, each Fund may determine to not charge a variable fee on certain orders when the Adviser has determined that doing so is in the best interests of Fund shareholders, e.g., for creation orders that facilitate the rebalance of the applicable Fund’s portfolio in a more tax efficient manner than could be achieved without such order, even if the decision to not charge a variable fee could be viewed as benefiting the Authorized Participant or its affiliate selected to execute a Fund’s portfolio transactions in connection with such orders.
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The Adviser may use a Fund’s assets for, or participate in, third-party soft dollar arrangements, in addition to receiving proprietary research from various full-service brokers, the cost of which is bundled with the cost of the broker’s execution services. The Adviser does not “pay up” for the value of any such proprietary research. Section 28(e) of the Exchange Act permits the Adviser, under certain circumstances, to cause a Fund to pay a broker or dealer a commission for effecting a transaction in excess of the amount of commission another broker or dealer would have charged for effecting the transaction in recognition of the value of brokerage and research services provided by the broker or dealer. The Adviser may receive a variety of research services and information on many topics, which it can use in connection with its management responsibilities with respect to the various accounts over which it exercises investment discretion or otherwise provides investment advice. The research services may include qualifying order management systems, portfolio attribution and monitoring services and computer software and access charges which are directly related to investment research. Accordingly, a Fund may pay a broker commission higher than the lowest available in recognition of the broker’s provision of such services to the Adviser, but only if the Adviser determines the total commission (including the soft dollar benefit) is comparable to the best commission rate that could be expected to be received from other brokers. The amount of soft dollar benefits received depends on the amount of brokerage transactions effected with the brokers. A conflict of interest exists because there is an incentive to: 1) cause clients to pay a higher commission than the firm might otherwise be able to negotiate; 2) cause clients to engage in more securities transactions than would otherwise be optimal; and 3) only recommend brokers that provide soft dollar benefits.
The Adviser faces a potential conflict of interest when it uses client trades to obtain brokerage or research services. This conflict exists because the Adviser can use the brokerage or research services to manage client accounts without paying cash for such services, which reduces the Adviser’s expenses to the extent that the Adviser would have purchased such products had they not been provided by brokers. Section 28(e) permits the Adviser to use brokerage or research services for the benefit of any account it manages. Certain accounts managed by the Adviser may generate soft dollars used to purchase brokerage or research services that ultimately benefit other accounts managed by the Adviser, effectively cross subsidizing the other accounts managed by the Adviser that benefit directly from the product. The Adviser may not necessarily use all of the brokerage or research services in connection with managing a Fund whose trades generated the soft dollars used to purchase such products.
The Adviser is responsible, subject to oversight by the Board, for placing orders on behalf of each Fund for the purchase or sale of portfolio securities. If purchases or sales of portfolio securities of a Fund and one or more other investment companies or clients supervised by the Adviser are considered at or about the same time, transactions in such securities are allocated among the several investment companies and clients in a manner deemed equitable and consistent with its fiduciary obligations to all by the Adviser. In some cases, this procedure could have a detrimental effect on the price or volume of the security so far as a Fund is concerned. However, in other cases, it is possible that the ability to participate in volume transactions and to negotiate lower brokerage commissions will be beneficial to a Fund. The primary consideration is prompt execution of orders at the most favorable net price.
A Fund may deal with affiliates in principal transactions to the extent permitted by exemptive order or applicable rule or regulation.
The table below shows the aggregate brokerage commissions paid by the Funds for the fiscal periods indicated below, as applicable to each Fund.

	Fiscal Period Ended
Fund	December 31, 2025	December 31, 2024	April 30, 2024	April 30, 2023
Agriculture Strategy No K-1 ETF	$2,960	$1,006(2)	$17,105	$21,981(1)
2x Daily Corn ETF	$5,594	$717(3)	N/A	N/A
2x Daily Wheat ETF	$4,161	$587(3)	N/A	N/A
(1)    For the fiscal period May 16, 2022 (commencement of operations) through April 30, 2023.
(2)    Effective December 31, 2024, the Fund changed its fiscal year end from April 30 to December 31. Amounts shown are for the fiscal period May 1, 2024 through December 31, 2024.
(3)    For the fiscal period December 12, 2024 (commencement of operations) through December 31, 2024.
Directed Brokerage. For the fiscal period ended December 31, 2025, the Funds did not pay any commissions on brokerage transactions directed to brokers pursuant to an agreement or understanding whereby the broker provides research or other brokerage services to the Adviser.
Brokerage with Fund Affiliates. A Fund may execute brokerage or other agency transactions through registered broker-dealer affiliates of the Funds, the Adviser, or the Distributor for a commission in conformity with the 1940 Act, the Exchange Act and rules promulgated by the SEC. These rules require that commissions paid to the affiliate by the Funds for exchange transactions not exceed “usual and customary” brokerage commissions. The rules define “usual and customary” commissions to include amounts which are “reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time.” The Trustees, including those who are not “interested persons” of the Funds, have adopted procedures for evaluating the reasonableness of commissions paid to affiliates and review these procedures periodically. During the fiscal period ended December 31, 2025, and the fiscal periods ending April 30, 2024 and April 30, 2023 for the Agriculture Strategy No K-1 ETF, the Funds did not pay brokerage commissions to any registered broker-dealer affiliates of the Funds, the Adviser, or the Distributor.
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Securities of “Regular Broker-Dealers.” Each Fund is required to identify any securities of its “regular brokers or dealers” (as such term is defined in the 1940 Act) that it may hold at the close of its most recent fiscal year. “Regular brokers or dealers” of a Fund are the ten brokers or dealers that, during the most recent fiscal year: (i) received the greatest dollar amounts of brokerage commissions from the Fund’s portfolio transactions; (ii) engaged as principal in the largest dollar amounts of portfolio transactions of the Fund; or (iii) sold the largest dollar amounts of Shares. As of December 31, 2025, the Funds did not hold any securities of their “regular broker-dealers.”
PORTFOLIO TURNOVER RATE
Portfolio turnover may vary from year to year, as well as within a year. High turnover rates are likely to result in comparatively greater brokerage expenses. The overall reasonableness of brokerage commissions is evaluated by the Adviser based upon its knowledge of available information as to the general level of commissions paid by other institutional investors for comparable services.
The following contains the portfolio turnover rates for the fiscal periods indicated below:

Fund	December 31, 2025	December 31, 2024
Agriculture Strategy No K-1 ETF	0%	0%(1)
2x Daily Corn ETF	0%	0%(2)
2x Daily Wheat ETF	0%	0%(2)
(1)    Effective December 31, 2024, the Fund changed its fiscal year end from April 30 to December 31. The turnover rate shown is for the fiscal period May 1, 2024 through December 31, 2024.
(2)    For the fiscal period December 12, 2024 (commencement of operations) through December 31, 2024.
BOOK ENTRY ONLY SYSTEM
The Depository Trust Company (“DTC”) acts as securities depositary for Shares. Shares are represented by securities registered in the name of DTC or its nominee, Cede & Co., and deposited with, or on behalf of, DTC. Except in limited circumstances set forth below, certificates will not be issued for Shares.
DTC is a limited-purpose trust company that was created to hold securities of its participants (the “DTC Participants”) and to facilitate the clearance and settlement of securities transactions among the DTC Participants in such securities through electronic book-entry changes in accounts of the DTC Participants, thereby eliminating the need for physical movement of securities certificates. DTC Participants include securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations, some of whom (and/or their representatives) own DTC. More specifically, DTC is owned by a number of its DTC Participants and by the New York Stock Exchange (“NYSE”) and FINRA. Access to the DTC system also is available to others such as banks, brokers, dealers, and trust companies that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly (the “Indirect Participants”).
Beneficial ownership of Shares is limited to DTC Participants, Indirect Participants, and persons holding interests through DTC Participants and Indirect Participants. Ownership of beneficial interests in Shares (owners of such beneficial interests are referred to in this SAI as “Beneficial Owners”) is shown on, and the transfer of ownership is effected only through, records maintained by DTC (with respect to DTC Participants) and on the records of DTC Participants (with respect to Indirect Participants and Beneficial Owners that are not DTC Participants). Beneficial Owners will receive from or through the DTC Participant a written confirmation relating to their purchase of Shares. The Trust recognizes DTC or its nominee as the record owner of all Shares for all purposes. Beneficial Owners of Shares are not entitled to have Shares registered in their names and will not receive or be entitled to physical delivery of Share certificates. Each Beneficial Owner must rely on the procedures of DTC and any DTC Participant and/or Indirect Participant through which such Beneficial Owner holds its interests, to exercise any rights of the holder of Shares.
Conveyance of all notices, statements, and other communications to Beneficial Owners is effected as described in the ensuing paragraphs. DTC will make available to the Trust upon request and for a fee a listing of Shares held by each DTC Participant. The Trust shall obtain from each such DTC Participant the number of Beneficial Owners holding Shares, directly or indirectly, through such DTC Participant. The Trust shall provide each such DTC Participant with copies of such notice, statement, or other communication, in such form, number and at such place as such DTC Participant may reasonably request, in order that such notice, statement or communication may be transmitted by such DTC Participant, directly or indirectly, to such Beneficial Owners. In addition, the Trust shall pay to each such DTC Participant a fair and reasonable amount as reimbursement for the expenses attendant to such transmittal, all subject to applicable statutory and regulatory requirements.
Share distributions shall be made to DTC or its nominee, Cede & Co., as the registered holder of all Shares. DTC or its nominee, upon receipt of any such distributions, shall credit immediately DTC Participants’ accounts with payments in amounts proportionate to their respective beneficial interests in a Fund as shown on the records of DTC or its nominee. Payments by DTC Participants to Indirect Participants and Beneficial Owners of Shares held through such DTC Participants will be governed by standing instructions and customary practices, as is now the case with securities held for the accounts of customers in bearer form or registered in a “street name,” and will be the responsibility of such DTC Participants.
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The Trust has no responsibility or liability for any aspect of the records relating to or notices to Beneficial Owners, or payments made on account of beneficial ownership interests in Shares, or for maintaining, supervising, or reviewing any records relating to such beneficial ownership interests, or for any other aspect of the relationship between DTC and the DTC Participants or the relationship between such DTC Participants and the Indirect Participants and Beneficial Owners owning through such DTC Participants.
DTC may determine to discontinue providing its service with respect to a Fund at any time by giving reasonable notice to the Fund and discharging its responsibilities with respect thereto under applicable law. Under such circumstances, the applicable Fund shall take action either to find a replacement for DTC to perform its functions at a comparable cost or, if such replacement is unavailable, to issue and deliver printed certificates representing ownership of Shares, unless the Trust makes other arrangements with respect thereto satisfactory to the Exchange.
PURCHASE AND REDEMPTION OF CREATION UNITS
Each Fund issues and redeems its shares on a continuous basis, at NAV, only in a large, specified number of shares called a “Creation Unit,” either principally in-kind for securities or in cash for the value of such securities. The NAV of a Fund’s Shares is determined once each Business Day, as described below under “Determination of Net Asset Value.” The Creation Unit size may change. Authorized Participants will be notified of such change.
The Adviser or its affiliates (the “Selling Shareholder”) may purchase Creation Unit aggregations through a broker-dealer to “seed” (in whole or in part) funds, including a Fund, as they are launched or thereafter, may purchase shares from other broker-dealers or other investors that have previously provided “seed” for funds, including a Fund, when they were launched or otherwise in secondary market transactions, and because the Selling Shareholder may be deemed an affiliate of such funds, the shares are being registered to permit the resale of these shares from time to time after purchase. No Fund will receive any of the proceeds from the resale by the Selling Shareholders of such shares.
The Selling Shareholder intends to sell all or a portion of the shares owned by it and offered hereby from time to time directly or through one or more broker-dealers, and may also hedge such positions. The shares may be sold on any national securities exchange on which the shares may be listed or quoted at the time of sale, in the OTC market or in transactions other than on these exchanges or systems at fixed prices, at prevailing market prices at the time of the sale, at varying prices determined at the time of sale, or at negotiated prices. These sales may be effected in transactions, which may involve crosses or block transactions. The Selling Shareholder may use any one or more of the following methods when selling shares:
•ordinary brokerage transactions through brokers or dealers (who may act as agents or principals) or directly to one or more purchasers;
•privately negotiated transactions;
•through the writing or settlement of options or other hedging transactions, whether such options are listed on an options exchange or otherwise; and
•any other method permitted pursuant to applicable law.
The Selling Shareholder may also loan or pledge shares to broker-dealers that in turn may sell such shares, to the extent permitted by applicable law. The Selling Shareholder may also enter into options or other transactions with broker-dealers or other financial institutions, or create one or more derivative securities which require delivering shares to a broker-dealer or other financial institution (these shares may then be sold by such broker-dealer or other financial institution).
The Selling Shareholder has informed each Fund that it is not a registered broker-dealer and does not have any written or oral agreement or understanding, directly or indirectly, with any person to distribute the shares. Upon a Fund being notified in writing by the Selling Shareholder that any material arrangement has been entered into with a broker-dealer for the sale of shares through a block trade, special offering, exchange distribution or secondary distribution, or a purchase by a broker or dealer, a supplement to this SAI will be filed, if required, pursuant to Rule 497 under the Securities Act, disclosing (i) the name of each Selling Shareholder and of the participating broker-dealer(s), (ii) the number of shares involved, (iii) the price at which such shares were sold, (iv) the commissions paid or discounts or concessions allowed to such broker-dealer(s), where applicable, (v) that such broker-dealer(s) did not conduct any investigation to verify the information set out or incorporated by reference in a Fund’s Prospectus and SAI, and (vi) other facts material to the transaction.
The Selling Shareholder and any other person participating in such distribution will be subject to applicable provisions of the Exchange Act and the rules and regulations thereunder, including, without limitation, to the extent applicable, Regulation M of the Exchange Act, which may limit the timing of purchases and sales of any of the shares by the Selling Shareholder and any other participating person. To the extent applicable, Regulation M may also restrict the ability of any person engaged in the distribution of the shares to engage in market-making activities with respect to the shares. All of the foregoing may affect the marketability of the shares and the ability of any person or entity to engage in market-making activities with respect to the shares. There is a risk that the Selling Shareholder may redeem its investments in a Fund or otherwise sell its shares to a third party that may redeem. As with redemptions by other large shareholders, such redemptions could have a significant negative impact on applicable Fund and its shares.
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Purchase (Creation). The Trust issues and sells Shares only in Creation Units on a continuous basis through the Distributor, without a sales load (but subject to transaction fees, if applicable), at the NAV per share next determined after receipt, on any Business Day, of an order in proper form. The NAV of Shares is calculated each Business Day as of the scheduled close of regular trading on the NYSE, generally 4:00 p.m., Eastern Time. The Funds will not issue fractional Creation Units. A “Business Day” is any day on which the NYSE is open for business. As of the date of this SAI, the NYSE observes the following holidays: New Year’s Day, Martin Luther King, Jr. Day, President’s Day (Washington’s Birthday), Good Friday, Memorial Day, Juneteenth Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.
Fund Deposit. Each Fund has adopted policies and procedures governing the process of constructing baskets of Deposit Securities (defined below), Fund Securities (defined below) and/or cash, and acceptance of the same (the “Basket Procedures”). The consideration for purchase of a Creation Unit of a Fund generally consists of either: (i) the in-kind deposit of a designated portfolio of securities (the “Deposit Securities”) per each Creation Unit, constituting a substantial replication, or a portfolio sampling representation, of the securities included in a Fund’s portfolio and the Cash Component (defined below), computed as described below, or (ii) the cash value of the Deposit Securities (“Deposit Cash”) and the Cash Component to replace any Deposit Security. When accepting purchases of Creation Units for cash, a Fund may incur additional costs associated with the acquisition of Deposit Securities that would otherwise be provided by an in-kind purchaser. These additional costs may be recoverable from the purchaser of Creation Units.
Together, the Deposit Securities or Deposit Cash, as applicable, and the Cash Component constitute the “Fund Deposit,” which represents the minimum initial and subsequent investment amount for a Creation Unit of a Fund. The “Cash Component” is an amount equal to the difference between the NAV of Shares (per Creation Unit) and the market value of the Deposit Securities or Deposit Cash, as applicable. If the Cash Component is a positive number (i.e., the NAV per Creation Unit exceeds the value of the Deposit Securities or Deposit Cash, as applicable), the Cash Component shall be such positive amount. If the Cash Component is a negative number (i.e., the NAV per Creation Unit is less than the value of the Deposit Securities or Deposit Cash, as applicable), the Cash Component shall be such negative amount and the creator will be entitled to receive cash in an amount equal to the Cash Component. The Cash Component serves the function of compensating for any differences between the NAV per Creation Unit and the market value of the Deposit Securities or Deposit Cash, as applicable. Computation of the Cash Component excludes any stamp duty or other similar fees and expenses payable upon transfer of beneficial ownership of the Deposit Securities, if applicable, which shall be the sole responsibility of the Authorized Participant (as defined below).
The Funds, through NSCC, makes available on each Business Day, prior to the opening of business on the Exchange (currently, 9:30 a.m., Eastern Time), the list of the names and the required number of Shares of each Deposit Security or the required amount of Deposit Cash, as applicable, to be included in the current Fund Deposit (based on information at the end of the previous Business Day) for a Fund. Such Fund Deposit is subject to any applicable adjustments as described below, to effect purchases of Creation Units of a Fund until such time as the next-announced composition of the Deposit Securities or the required amount of Deposit Cash, as applicable, is made available.
The identity and number of Shares of the Deposit Securities or the amount of Deposit Cash, as applicable, required for a Fund Deposit for a Fund may be changed from time to time by the Adviser, in accordance with the Basket Procedures, with a view to the investment objective of such Fund. Information regarding the Fund Deposit necessary for the purchase of a Creation Unit is made available to Authorized Participants and other market participants seeking to transact in Creation Unit aggregations. The composition of the Deposit Securities also may change in response to portfolio adjustments, interest payments and corporate action events.
The Trust reserves the right to permit or require the substitution of Deposit Cash to replace any Deposit Security, which shall be added to the Cash Component, including, without limitation, in situations where the Deposit Security: (i) may not be available in sufficient quantity for delivery; (ii) may not be eligible for transfer through the systems of DTC for corporate securities and municipal securities; (iii) may not be eligible for trading by an Authorized Participant or the investor for which it is acting; (iv) would be restricted under the securities laws or where the delivery of the Deposit Security to the Authorized Participant would result in the disposition of the Deposit Security by the Authorized Participant becoming restricted under the securities laws; or (v) in certain other situations (collectively, “custom orders”). The Trust also reserves the right to permit or require the substitution of Deposit Securities in lieu of Deposit Cash.
Cash Purchase. The Trust may at its discretion permit full or partial cash purchases of Creation Units of a Fund. When full or partial cash purchases of Creation Units are available or specified for a Fund, they will be effected in essentially the same manner as in-kind purchases thereof. In the case of a full or partial cash purchase, the Authorized Participant must pay the cash equivalent of the Deposit Securities it would otherwise be required to provide through an in-kind purchase, plus the same Cash Component required to be paid by an in-kind purchaser together with a creation transaction fee and non-standard charges, as may be applicable.
Procedures for Purchase of Creation Units. To be eligible to place orders with the Distributor to purchase a Creation Unit of a Fund, an entity must be (i) a “Participating Party” (i.e., a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the NSCC (the “Clearing Process”)), a clearing agency that is registered with the SEC; or (ii) a DTC Participant (see “Book Entry Only System”). In addition, each Participating Party or DTC Participant (each, an “Authorized Participant”) must execute a Participant Agreement that has been agreed to by the Distributor, and that has been accepted by the
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Transfer Agent, with respect to purchases and redemptions of Creation Units. Each Authorized Participant will agree, pursuant to the terms of a Participant Agreement, on behalf of itself or any investor on whose behalf it will act, to certain conditions, including that it will pay to the Trust, an amount of cash sufficient to pay the Cash Component together with the creation transaction fee (described below), if applicable, and any other applicable fees and taxes.
All orders to purchase Shares directly from a Fund, including custom orders, must be placed for one or more Creation Units and in the manner and by the time set forth in the Participant Agreement. With respect to the Funds, the order cut-off time for orders to purchase Creation Units is 12:00 p.m. Eastern time for the Agriculture Strategy No K-1, No K-1 Sugar, and 2x Daily Sugar ETFs, and 1:30 p.m. Eastern time for the No K-1 Corn, 2x Daily Corn, No K-1 Wheat, 2x Daily Wheat, No K-1 Soybean and 2x Daily Soybean ETFs, which time may be modified by the Funds from time-to-time by amendment to the Participant Agreement. The date on which an order to purchase Creation Units (or an order to redeem Creation Units, as set forth below) is received and accepted is referred to as the “Order Placement Date.”
An Authorized Participant may require an investor to make certain representations or enter into agreements with respect to the order (e.g., to provide for payments of cash, when required). Investors should be aware that their particular broker may not have executed a Participant Agreement and that, therefore, orders to purchase Shares directly from a Fund in Creation Units have to be placed by the investor’s broker through an Authorized Participant that has executed a Participant Agreement. In such cases there may be additional charges to such investor. At any given time, there may be only a limited number of broker-dealers that have executed a Participant Agreement and only a small number of such Authorized Participants may have international capabilities.
On days when the Exchange closes earlier than normal, the Funds may require orders to create Creation Units to be placed earlier in the day. In addition, if a market or markets on which a Fund’s investments are primarily traded is closed, such Fund also will generally not accept orders on such day(s). Orders must be transmitted by an Authorized Participant by telephone or other transmission method acceptable to the Transfer Agent pursuant to procedures set forth in the Participant Agreement. On behalf of the Funds, the Transfer Agent will notify the Custodian of such order. The Custodian will then provide such information to the appropriate local sub-custodian(s). Those placing orders through an Authorized Participant should allow sufficient time to permit proper submission of the purchase order to the Transfer Agent by the cut-off time on such Business Day. Economic or market disruptions or changes, or telephone or other communication failure may impede the ability to reach the Transfer Agent or an Authorized Participant.
Fund Deposits must be delivered by an Authorized Participant through the Federal Reserve System (for cash) or through DTC (for corporate securities), through a sub-custody agent (for foreign securities) and/or through such other arrangements allowed by the Trust or its agents. With respect to foreign Deposit Securities, the Custodian shall cause the sub-custodian of the applicable Fund to maintain an account into which the Authorized Participant shall deliver, on behalf of itself or the party on whose behalf it is acting, such Deposit Securities (or Deposit Cash for all or a part of such securities, as permitted or required), with any appropriate adjustments as advised by the Trust. Foreign Deposit Securities must be delivered to an account maintained at the applicable local sub-custodian. A Fund Deposit transfer must be ordered by the Authorized Participant in a timely fashion to ensure the delivery of the requisite number of Deposit Securities or Deposit Cash, as applicable, to the account of the applicable Fund or its agents by no later than 12:00 p.m. Eastern Time (or such other time as specified by the Trust) on the Settlement Date. If a Fund or its agents do not receive all of the Deposit Securities, or the required Deposit Cash in lieu thereof, by such time, then the order may be deemed rejected and the Authorized Participant shall be liable to such Fund for losses, if any, resulting therefrom. The “Settlement Date” for a Fund is generally the next Business Day after the Order Placement Date. All questions as to the number of Deposit Securities or Deposit Cash to be delivered, as applicable, and the validity, form and eligibility (including time of receipt) for the deposit of any tendered securities or cash, as applicable, will be determined by the Trust, whose determination shall be final and binding. The amount of cash represented by the Cash Component must be transferred directly to the Custodian through the Federal Reserve Bank wire transfer system in a timely manner to be received by the Custodian no later than the Settlement Date. If the Cash Component and the Deposit Securities or Deposit Cash, as applicable, are not received by the Custodian in a timely manner by the Settlement Date, the creation order may be cancelled. Upon written notice to the Transfer Agent, such canceled order may be resubmitted the following Business Day using a Fund Deposit as newly constituted to reflect the then current NAV of the applicable Fund.
The order shall be deemed to be received on the Business Day on which the order is placed provided that the order is placed in proper form prior to the applicable cut-off time and the federal funds in the appropriate amount are deposited with the Custodian on the Settlement Date. If the order is not placed in proper form as required, or federal funds in the appropriate amount are not received on the Settlement Date, then the order may be deemed to be rejected and the Authorized Participant shall be liable to the applicable Fund for losses, if any, resulting therefrom. A creation request is in “proper form” if all procedures set forth in the Participant Agreement and this SAI are properly followed.
Issuance of a Creation Unit. Except as provided in this SAI, Creation Units will not be issued until the transfer of good title to the Trust of the Deposit Securities or payment of Deposit Cash, as applicable, and the payment of the Cash Component have been completed. When the sub-custodian has confirmed to the Custodian that the required Deposit Securities (or the cash value thereof) have been delivered to the account of the relevant sub-custodian or sub-custodians, the Distributor and the Adviser shall be notified of such delivery, and the Trust will issue and cause the delivery of the Creation Units. The delivery of Creation Units so created generally will occur no later than the first Business Day following the day on which the purchase order is deemed received by the Transfer Agent. The Authorized Participant shall be liable to the applicable Fund for losses, if any, resulting from unsettled orders.
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In instances where the Trust accepts Deposit Securities for the purchase of a Creation Unit, the Creation Units may be purchased in advance of receipt by the Trust of all or a portion of the applicable Deposit Securities as described below. In these circumstances, the initial deposit will have a value greater than the NAV of Shares on the date the order is placed in proper form since, in addition to available Deposit Securities, cash must be deposited in an amount equal to the sum of (i) the Cash Component, plus (ii) an additional amount of cash equal to a percentage of the value as set forth in the Participant Agreement, of the undelivered Deposit Securities (the “Additional Cash Deposit”), which shall be maintained in a separate non-interest bearing collateral account. The Authorized Participant must deposit with the Custodian the Additional Cash Deposit, as applicable, by 12:00 p.m. Eastern Time (or such other time as specified by the Trust) on the Settlement Date. If a Fund or its agents do not receive the Additional Cash Deposit in the appropriate amount, by such time, then the order may be deemed rejected and the Authorized Participant shall be liable to the applicable Fund for losses, if any, resulting therefrom. An additional amount of cash shall be required to be deposited with the Trust, pending delivery of the missing Deposit Securities to the extent necessary to maintain the Additional Cash Deposit with the Trust in an amount at least equal to the applicable percentage, as set forth in the Participant Agreement, of the daily market value of the missing Deposit Securities. The Participant Agreement will permit the Trust to buy the missing Deposit Securities at any time. Authorized Participants will be liable to the Trust for the costs incurred by the Trust in connection with any such purchases. These costs will be deemed to include the amount by which the actual purchase price of the Deposit Securities exceeds the value of such Deposit Securities on the day the purchase order was deemed received by the Transfer Agent plus the brokerage and related transaction costs associated with such purchases. The Trust will return any unused portion of the Additional Cash Deposit once all of the missing Deposit Securities have been properly received by the Custodian or purchased by the Trust and deposited into the Trust. In addition, a transaction fee, as described below under “Creation Unit Transaction Fee,” may be charged an additional variable charge also may be applied, as described below. The delivery of Creation Units so created generally will occur no later than the Settlement Date.
Acceptance of Orders of Creation Units. Provided that such action does not result in a suspension of sales of Creation Units in contravention of Rule 6c-11 under the 1940 Act and the SEC’s positions thereunder, the Trust reserves the right to reject an order for Creation Units transmitted in respect of a Fund at its discretion, including, without limitation, if (a) the order is not in proper form or the Fund Deposit delivered does not consist of the securities the Custodian specified; (b) the investor(s), upon obtaining the Shares ordered, would own 80% or more of the currently outstanding Shares of the Fund; (c) the Deposit Securities or Deposit Cash, as applicable, delivered by the Authorized Participant are not as disseminated through the facilities of the NSCC for that date by the Custodian; (d) the acceptance of the Fund Deposit would, in the opinion of counsel, be unlawful; (e) the acceptance or receipt of the order for a Creation Unit would, in the opinion of counsel, be unlawful; or (f) in the event that circumstances outside the control of the Trust, the Custodian, the Transfer Agent, the Distributor and/or the Adviser make it for all practical purposes not feasible to process orders for Creation Units. Examples of such circumstances include acts of God or public service or utility problems such as fires, floods, extreme weather conditions and power outages resulting in telephone, telecopy and computer failures; market conditions or activities causing trading halts; systems failures involving computer or other information systems affecting the Trust, the Distributor, the Custodian, the Transfer Agent, DTC, NSCC, Federal Reserve System, or any other participant in the creation process, and other extraordinary events. The Trust or its agents shall communicate to the Authorized Participant its rejection of an order. The Trust, the Transfer Agent, the Custodian and the Distributor are under no duty, however, to give notification of any defects or irregularities in the delivery of Fund Deposits nor shall either of them incur any liability for the failure to give any such notification. The Trust, the Transfer Agent, the Custodian and the Distributor shall not be liable for the rejection of any purchase order for Creation Units. Given the importance of the ongoing issuance of Creation Units to maintaining a market price that is at or close to the underlying NAV of a Fund, the Trust does not intend to suspend the acceptance of orders for Creation Units, unless it believes doing so would be in the best interests of the Fund.
All questions as to the number of shares of each security in the Deposit Securities and the validity form, eligibility and acceptance for deposit of any securities to be delivered shall be determined by the Trust, and the Trust’s determination shall be final and binding.
Creation Unit Transaction Fee. A fixed purchase (i.e., creation) transaction fee, payable to the Funds’ custodian, may be imposed for the transfer and other transaction costs associated with the purchase of Creation Units (“Creation Order Costs”). The standard fixed creation unit transaction fee for each Fund, regardless of the number of Creation Units created in the transaction, can be found in the table below. Each Fund may adjust the standard fixed creation unit transaction fee from time to time. The fixed creation unit transaction fee may be waived on certain orders if the applicable Fund’s custodian has determined to waive some or all of the Creation Order Costs associated with the order or another party, such as the Adviser, has agreed to pay such fee.
In addition, a variable fee, payable to the Funds, of up to the maximum percentage listed in the table below of the value of the Creation Units subject to the transaction may be imposed for cash purchases, non-standard orders, or partial cash purchases of Creation Units. The variable charge is primarily designed to cover additional costs (e.g., brokerage, taxes) involved with buying the securities with cash. Each Fund may determine to not charge a variable fee on certain orders when the Adviser has determined that doing so is in the best interests of Fund shareholders, e.g., for creation orders that facilitate the rebalance of the applicable Fund’s portfolio in a more tax efficient manner than could be achieved without such order.
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Name of Fund	Fixed Creation Unit Transaction Fee	Maximum Variable Transaction Fee
Agriculture Strategy No K-1 ETF	$300	2%
No K-1 Corn ETF	$300	2%
2x Daily Corn ETF	$300	2%
No K-1 Wheat ETF	$300	2%
2x Daily Wheat ETF	$300	2%
No K-1 Sugar ETF	$300	2%
2x Daily Sugar ETF	$300	2%
No K-1 Soybean ETF	$300	2%
2x Daily Soybean ETF	$300	2%
Investors who use the services of a broker or other such intermediary may be charged a fee for such services. Investors are responsible for the fixed costs of transferring the Fund Securities from the Trust to their account or on their order.
Risks of Purchasing Creation Units. There are certain legal risks unique to investors purchasing Creation Units directly from a Fund. Because Shares may be issued on an ongoing basis, a “distribution” of Shares could be occurring at any time. Certain activities that a shareholder performs as a dealer could, depending on the circumstances, result in the shareholder being deemed a participant in the distribution in a manner that could render the shareholder a statutory underwriter and subject to the prospectus delivery and liability provisions of the Securities Act. For example, a shareholder could be deemed a statutory underwriter if it purchases Creation Units from a Fund, breaks them down into the constituent Shares, and sells those Shares directly to customers, or if a shareholder chooses to couple the creation of a supply of new Shares with an active selling effort involving solicitation of secondary-market demand for Shares. In such event, any commissions paid to any such broker-dealer or agent and any profit on the resale of the shares purchased by them may be deemed to be underwriting commissions or discounts under the Securities Act. Whether a person is an underwriter depends upon all of the facts and circumstances pertaining to that person’s activities, and the examples mentioned here should not be considered a complete description of all the activities that could cause you to be deemed an underwriter.
Dealers who are not “underwriters” but are participating in a distribution (as opposed to engaging in ordinary secondary-market transactions), and thus dealing with Shares as part of an “unsold allotment” within the meaning of Section 4(a)(3)(C) of the Securities Act, will be unable to take advantage of the prospectus delivery exemption provided by Section 4(a)(3) of the Securities Act.
Redemption. Shares may be redeemed only in Creation Units at their NAV next determined after receipt of a redemption request in proper form by a Fund through the Transfer Agent and only on a Business Day. EXCEPT UPON LIQUIDATION OF A FUND, THE TRUST WILL NOT REDEEM SHARES IN AMOUNTS LESS THAN CREATION UNITS. Investors must accumulate enough Shares in the secondary market to constitute a Creation Unit in order to have such Shares redeemed by the Trust. There can be no assurance, however, that there will be sufficient liquidity in the public trading market at any time to permit assembly of a Creation Unit. Investors should expect to incur brokerage and other costs in connection with assembling a sufficient number of Shares to constitute a redeemable Creation Unit.
With respect to the Funds, the Custodian, through the NSCC, makes available prior to the opening of business on the Exchange (currently, 9:30 a.m., Eastern Time) on each Business Day, the list of the names and Share quantities of each Fund’s portfolio securities that will be applicable (subject to possible amendment or correction) to redemption requests received in proper form (as defined below) on that day (“Fund Securities”). Fund Securities received on redemption may not be identical to Deposit Securities.
Redemption proceeds for a Creation Unit are paid either in kind or in cash, or a combination thereof, as determined by the Trust in accordance with the Basket Procedures. With respect to in-kind redemptions of a Fund, redemption proceeds for a Creation Unit will consist of Fund Securities—as announced by the Custodian on the Business Day of the request for redemption received in proper form plus cash in an amount equal to the difference between the NAV of Shares being redeemed, as next determined after a receipt of a request in proper form, and the value of the Fund Securities (the “Cash Redemption Amount”), less a fixed redemption transaction fee, as applicable, and additional variable charge as set forth below. In the event that the Fund Securities have a value greater than the NAV of Shares, a compensating cash payment equal to the differential is required to be made by or through an Authorized Participant by the redeeming shareholder. Notwithstanding the foregoing, at the Trust’s discretion, an Authorized Participant may receive the corresponding cash value of the securities in lieu of the in-kind securities value representing one or more Fund Securities.
Cash Redemption. Full or partial cash redemptions of Creation Units will be effected in essentially the same manner as in-kind redemptions thereof. In the case of full or partial cash redemptions, the Authorized Participant receives the cash equivalent of the Fund Securities it would otherwise receive through an in-kind redemption, plus the same Cash Redemption Amount to be paid to an in-kind redeemer.
Redemption Transaction Fee. A fixed redemption transaction fee, payable to the Funds’ custodian, may be imposed for the transfer and other transaction costs associated with the redemption of Creation Units (“Redemption Order Costs”). The standard fixed redemption transaction fee for each Fund, regardless of the number of Creation Units redeemed in the transaction, can be found in the table below. Each Fund may adjust the redemption transaction fee from time to time. The fixed redemption fee may be waived on
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certain orders if the applicable Fund’s custodian has determined to waive some or all of the Redemption Order Costs associated with the order or another party, such as the Adviser, has agreed to pay such fee.
In addition, a variable fee, payable to the Funds, of up to the maximum percentage listed in the table below of the value of the Creation Units subject to the transaction may be imposed for cash redemptions, non-standard orders, or partial cash redemptions (when cash redemptions are available) of Creation Units. The variable charge is primarily designed to cover additional costs (e.g., brokerage, taxes) involved with selling portfolio securities to satisfy a cash redemption. Each Fund may determine to not charge a variable fee on certain orders when the Adviser has determined that doing so is in the best interests of Fund shareholders, e.g., for redemption orders that facilitate changes to the Funds’ portfolio in a more tax efficient manner than could be achieved without such order.

Name of Fund	Fixed Redemption Transaction Fee	Maximum Variable Transaction Fee
Agriculture Strategy No K-1 ETF	$300	2%
No K-1 Corn ETF	$300	2%
2x Daily Corn ETF	$300	2%
No K-1 Wheat ETF	$300	2%
2x Daily Wheat ETF	$300	2%
No K-1 Sugar ETF	$300	2%
2x Daily Sugar ETF	$300	2%
No K-1 Soybean ETF	$300	2%
2x Daily Soybean ETF	$300	2%
Investors who use the services of a broker or other such intermediary may be charged a fee for such services. Investors are responsible for the fixed costs of transferring the Fund Securities from the Trust to their account or on their order.
Procedures for Redemption of Creation Units. Orders to redeem Creation Units must be submitted in proper form to the Transfer Agent prior to 12:00 p.m. Eastern time for the Agriculture Strategy No K-1, No K-1 Sugar, and 2x Daily Sugar ETFs, and 1:30 p.m. Eastern time for the No K-1 Corn, 2x Daily Corn, No K-1 Wheat, 2x Daily Wheat, No K-1 Soybean and 2x Daily Soybean ETFs. A redemption request is considered to be in “proper form” if (i) an Authorized Participant has transferred or caused to be transferred to the Trust’s Transfer Agent the Creation Unit(s) being redeemed through the book-entry system of DTC so as to be effective by the time as set forth in the Participant Agreement and (ii) a request in form satisfactory to the Trust is received by the Transfer Agent from the Authorized Participant on behalf of itself or another redeeming investor within the time periods specified in the Participant Agreement. If the Transfer Agent does not receive the investor’s Shares through DTC’s facilities by the times and pursuant to the other terms and conditions set forth in the Participant Agreement, the redemption request shall be rejected.
The Authorized Participant must transmit the request for redemption, in the form required by the Trust, to the Transfer Agent in accordance with procedures set forth in the Authorized Participant Agreement. Investors should be aware that their particular broker may not have executed an Authorized Participant Agreement, and that, therefore, requests to redeem Creation Units may have to be placed by the investor’s broker through an Authorized Participant who has executed an Authorized Participant Agreement. Investors making a redemption request should be aware that such request must be in the form specified by such Authorized Participant. Investors making a request to redeem Creation Units should allow sufficient time to permit proper submission of the request by an Authorized Participant and transfer of the Shares to the Transfer Agent; such investors should allow for the additional time that may be required to effect redemptions through their banks, brokers or other financial intermediaries if such intermediaries are not Authorized Participants.
Additional Redemption Procedures. In connection with taking delivery of Shares of Fund Securities upon redemption of Creation Units, a redeeming shareholder or Authorized Participant acting on behalf of such shareholder must maintain appropriate custody arrangements with a qualified broker-dealer, bank, or other custody providers in each jurisdiction in which any of the Fund Securities are customarily traded, to which account such Fund Securities will be delivered. Deliveries of redemption proceeds generally will be made within one Business Day of the trade date.
The Trust may, in its discretion and in accordance with the Basket Procedures, exercise its option to redeem such Shares in cash, and the redeeming investor will be required to receive its redemption proceeds in cash. In addition, an investor may request a redemption in cash that a Fund may, in its sole discretion, permit. In either case, the investor will receive a cash payment equal to the NAV of its Shares based on the NAV of Shares of the applicable Fund next determined after the redemption request is received in proper form (minus a redemption transaction fee, if applicable, and additional charge for requested cash redemptions specified above, to offset the Trust’s brokerage and other transaction costs associated with the disposition of Fund Securities). A Fund also may, in its sole discretion, and in accordance with the Basket Procedures, upon request of a shareholder, provide such redeemer a portfolio of securities that differs from the exact composition of the Fund Securities but does not differ in NAV.
Redemptions of Shares for Fund Securities will be subject to compliance with applicable federal and state securities laws and the Funds (whether or not it otherwise permits cash redemptions) reserves the right to redeem Creation Units for cash to the extent that the Trust could not lawfully deliver specific Fund Securities upon redemptions or could not do so without first registering the Fund
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Securities under such laws. An Authorized Participant or an investor for which it is acting subject to a legal restriction with respect to a particular security included in the Fund Securities applicable to the redemption of Creation Units may be paid an equivalent amount of cash. The Authorized Participant may request the redeeming investor of the Shares to enter into agreements with respect to such matters as compensating cash payment. Further, an Authorized Participant that is not a “qualified institutional buyer,” (“QIB”) as such term is defined under Rule 144A of the Securities Act, will not be able to receive Fund Securities that are restricted securities eligible for resale under Rule 144A. An Authorized Participant may be required by the Trust to provide a written confirmation with respect to QIB status to receive Fund Securities.
Because the portfolio securities of the Funds may trade on other exchanges on days that the Exchange is closed or are otherwise not Business Days for such Fund, shareholders may not be able to redeem their Shares, or to purchase or sell Shares on the Exchange, on days when the NAV of the applicable Fund could be significantly affected by events in the relevant foreign markets.
The right of redemption may be suspended or the date of payment postponed with respect to a Fund (1) for any period during which the Exchange is closed (other than customary weekend and holiday closings); (2) for any period during which trading on the Exchange is suspended or restricted; (3) for any period during which an emergency exists as a result of which disposal of the Shares of the applicable Fund or determination of the NAV of the Shares is not reasonably practicable; or (4) in such other circumstance as is permitted by the SEC.
DETERMINATION OF NET ASSET VALUE
NAV per Share for a Fund is computed by dividing the value of the net assets of the applicable Fund (i.e., the value of its total assets less total liabilities) by the total number of Shares outstanding, rounded to the nearest cent. Expenses and fees, including the management fees, are accrued daily and taken into account for purposes of determining NAV. The NAV of each Fund is calculated by Fund Services and determined at the scheduled close of the regular trading session on the NYSE (ordinarily 4:00 p.m., Eastern Time) on each day that the NYSE is open, provided that fixed-income assets may be valued as of the announced closing time for trading in fixed-income instruments on any day that the Securities Industry and Financial Markets Association (“SIFMA”) announces an early closing time.
In calculating each Fund’s NAV per Share, the Fund’s investments are generally valued using market quotations to the extent such market quotations are readily available. If market quotations are not readily available, or are deemed to be unreliable by the Adviser, a Fund will value such investments at fair value, as determined by the Adviser, for purposes of calculating such Fund’s NAV. Pursuant to Rule 2a-5 under the 1940 Act, the Board has designated the Adviser to perform the fair value determinations for each Fund’s portfolio holdings subject to the Board’s oversight. The Adviser has established procedures for its fair valuation of each Fund’s portfolio investments. These procedures address, among other things, determining when market quotations are not readily available or reliable and the methodologies to be used for determining the fair value of investments, as well as the use and oversight of third-party pricing services for fair valuation. The Adviser’s fair value determinations will be carried out in compliance with Rule 2a-5 and based on fair value methodologies established and applied by the Adviser and periodically tested to ensure such methodologies are appropriate and accurate with respect to a Fund’s portfolio investments. The Adviser’s fair value methodologies may involve obtaining inputs and prices from third-party pricing services.
When fair value pricing is employed, the prices of securities used by the Funds to calculate their NAV may differ from quoted or published prices for the same securities. Due to the subjective and variable nature of fair value pricing, it is possible that the fair value determined for a particular security may be materially different (higher or lower) from the price of the security quoted or published by others, or the value when trading resumes or is realized upon its sale. There may be multiple methods that can be used to value a portfolio investment when market quotations are not readily available. The value established for any portfolio investment at a point in time might differ from what would be produced using a different methodology or if it had been priced using market quotations.
DIVIDENDS AND DISTRIBUTIONS
The following information supplements and should be read in conjunction with the section in the Prospectus entitled “Dividends, Distributions and Taxes.”
General Policies. Dividends from net investment income, if any, are declared and paid at least annually by each Fund. Distributions of net realized securities gains, if any, generally are declared and paid once a year, but a Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Code, in all events in a manner consistent with the provisions of the 1940 Act.
Dividends and other distributions on Shares are distributed, as described below, on a pro rata basis to Beneficial Owners of such Shares. Dividend payments are made through DTC Participants and Indirect Participants to Beneficial Owners then of record with proceeds received from the Trust.
Each Fund makes additional distributions to the extent necessary (i) to distribute the entire annual taxable income of the applicable Fund, plus any net capital gains and (ii) to avoid imposition of the excise tax imposed by Section 4982 of the Code. Management of the Trust reserves the right to declare special dividends if, in its reasonable discretion, such action is necessary or advisable to preserve a Fund’s eligibility for treatment as a RIC or to avoid imposition of income or excise taxes on undistributed income.
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Dividend Reinvestment Service. The Trust will not make the DTC book-entry dividend reinvestment service available for use by Beneficial Owners for reinvestment of their cash proceeds, but certain individual broker-dealers may make available the DTC book-entry Dividend Reinvestment Service for use by Beneficial Owners of the Funds through DTC Participants for reinvestment of their dividend distributions. Investors should contact their brokers to ascertain the availability and description of these services. Beneficial Owners should be aware that each broker may require investors to adhere to specific procedures and timetables to participate in the dividend reinvestment service and investors should ascertain from their brokers such necessary details. If this service is available and used, dividend distributions of both income and realized gains will be automatically reinvested in additional whole Shares issued by the Trust of the applicable Fund at NAV per Share. Distributions reinvested in additional Shares will nevertheless be taxable to Beneficial Owners acquiring such additional Shares to the same extent as if such distributions had been received in cash.
FEDERAL INCOME TAXES
The following is only a summary of certain important U.S. federal income tax considerations generally affecting a Fund and its shareholders that supplements the discussion in the Prospectus. No attempt is made to present a comprehensive explanation of the federal, state, local or foreign tax treatment of a Fund or its shareholders, and the discussion here and in the Prospectus is not intended to be a substitute for careful tax planning. In particular, it does not address tax consequences to investors subject to special rules, such as investors who hold Shares through individual retirement accounts (“IRAs”), 401(k) plans, or other tax-advantaged accounts.
The following general discussion of certain U.S. federal income tax consequences is based on provisions of the Code and the regulations issued thereunder as in effect on the date of this SAI. New legislation, as well as administrative changes or court decisions, may significantly change the conclusions expressed herein, and may have a retroactive effect with respect to the transactions contemplated herein.
Unless your investment in Shares is made through a tax-exempt entity or tax-deferred retirement account, such as an IRA, you need to be aware of the possible tax consequences when the Fund makes distributions or you sell Shares.
Shareholders are urged to consult their own tax advisors regarding the application of the provisions of tax law described in this SAI in light of the particular tax situations of the shareholders and regarding specific questions as to federal, state, foreign or local taxes.
Taxation of the Funds. Each Fund intends to qualify each year to be treated as a RIC under Subchapter M of the Code. As such, the Funds should not be subject to federal income taxes on their net investment income and capital gains, if any, to the extent that they timely distribute such income and capital gains to their shareholders. To qualify for treatment as a RIC, a Fund must distribute annually to its shareholders at least the sum of 90% of its net investment income (generally including dividends, taxable interest, and the excess of net short-term capital gains over net long-term capital losses, less operating expenses) and at least 90% of its net tax-exempt interest income, if any (the “Distribution Requirement”) and must meet several additional requirements. Among these requirements are the following: (i) at least the sum of 90% of a Fund’s gross income each taxable year must be derived from dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income derived with respect to its business of investing in such stock, securities or foreign currencies and net income derived from interests in qualified publicly traded partnerships (the “Qualifying Income Requirement”); and (ii) at the end of each quarter of such Fund’s taxable year, such Fund’s assets must be diversified so that (a) at least 50% of the value of the Fund’s total assets is represented by cash and cash items, U.S. government securities, securities of other RICs, and other securities, with such other securities limited, in respect to any one issuer, to an amount not greater in value than 5% of the value of the Fund’s total assets and to not more than 10% of the outstanding voting securities of such issuer, including the equity securities of a qualified publicly traded partnership, and (b) not more than 25% of the value of its total assets is invested, including through corporations in which the Fund owns a 20% or more voting stock interest, in the securities (other than U.S. government securities or securities of other RICs) of any one issuer, the securities (other than securities of other RICs) of two or more issuers which such Fund controls and which are engaged in the same, similar, or related trades or businesses, or the securities of one or more qualified publicly traded partnerships (the “Diversification Requirement”).
To the extent a Fund makes investments that may generate income that is not qualifying income, including certain derivatives, the Fund will seek to restrict the resulting income from such investments so that such Fund’s non-qualifying income does not exceed 10% of its gross income.
Although the Funds intend to distribute substantially all of their net investment income and may distribute their capital gains for any taxable year, the Funds will be subject to federal income taxation to the extent any such income or gains are not distributed. Each Fund is treated as a separate corporation for federal income tax purposes. A Fund therefore is considered a separate entity in determining its treatment under the rules for RICs described herein, i.e., losses in one Fund do not offset gains in another fund. The requirements (other than certain organizational requirements) for qualifying RIC status are determined at the Fund level rather than at the Trust level.
If a Fund fails to satisfy the Qualifying Income Requirement or the Diversification Requirement in any taxable year, such Fund may be eligible for relief provisions if the failures are due to reasonable cause and not willful neglect and if a penalty tax is paid with respect to each failure to satisfy the applicable requirements. Additionally, relief is provided for certain de minimis failures of the Diversification Requirement where a Fund corrects the failure within a specified period of time. To be eligible for the relief provisions
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with respect to a failure to meet the Diversification Requirement, a Fund may be required to dispose of certain assets. If these relief provisions were not available to a Fund and it were to fail to qualify for treatment as a RIC for a taxable year, all of its taxable income would be subject to federal income tax at the regular 21% corporate rate without any deduction for distributions to shareholders, and its distributions (including capital gains distributions) generally would be taxable to the shareholders of the applicable Fund as dividends to the extent of the Fund’s current and accumulated earnings and profits, subject to the dividends received deduction for corporate shareholders and the lower tax rates on qualified dividend income received by non-corporate shareholders, subject to certain limitations. To requalify for treatment as a RIC in a subsequent taxable year, a Fund would be required to satisfy the RIC qualification requirements for that year and to distribute any earnings and profits from any year in which the applicable Fund failed to qualify for tax treatment as a RIC. If a Fund failed to qualify as a RIC for a period greater than two taxable years, it would generally be required to pay a Fund-level tax on certain net built-in gains recognized with respect to certain of its assets upon disposition of such assets within five years of qualifying as a RIC in a subsequent year. The Board reserves the right not to maintain the qualification of a Fund for treatment as a RIC if it determines such course of action to be beneficial to shareholders. If a Fund determines that it will not qualify as a RIC, the applicable Fund will establish procedures to reflect the anticipated tax liability in the Fund’s NAV.
A Fund may elect to treat part or all of any “qualified late year loss” as if it had been incurred in the succeeding taxable year in determining such Fund’s taxable income, net capital gain, net short-term capital gain, and earnings and profits. The effect of this election is to treat any such “qualified late year loss” as if it had been incurred in the succeeding taxable year in characterizing Fund distributions for any calendar year. A “qualified late year loss” generally includes net capital loss, net long-term capital loss, or net short-term capital loss incurred after October 31 of the current taxable year (commonly referred to as “post-October losses”) and certain other late-year losses.
Capital losses in excess of capital gains (“net capital losses”) are not permitted to be deducted against a RIC’s net investment income. Instead, for U.S. federal income tax purposes, potentially subject to certain limitations, a Fund may carry a net capital loss from any taxable year forward indefinitely to offset its capital gains, if any, in years following the year of the loss. To the extent subsequent capital gains are offset by such losses, they will not result in U.S. federal income tax liability to the applicable Fund and may not be distributed as capital gains to its shareholders. Generally, a Fund may not carry forward any losses other than net capital losses. The carryover of capital losses may be limited under the general loss limitation rules if a Fund experiences an ownership change as defined in the Code.
For the fiscal period ended December 31, 2025, the Funds had no carryforward losses to be carried forward indefinitely to offset future realized capital gains.
A Fund will be subject to a nondeductible 4% federal excise tax on certain undistributed income if it does not distribute to its shareholders in each calendar year an amount at least equal to 98% of its ordinary income for the calendar year plus 98.2% of its capital gain net income for the one-year period ending on October 31 of that year, subject to an increase for any shortfall in the prior year’s distribution. For this purpose, any ordinary income or capital gain net income retained by a Fund and subject to corporate income tax will be considered to have been distributed. The Funds intend to declare and distribute dividends and distributions in the amounts and at the times necessary to avoid the application of the excise tax but can make no assurances that all such tax liability will be eliminated. For example, a Fund may receive delayed or corrected tax reporting statements from its investments that cause such Fund to accrue additional income and gains after such Fund has already made its excise tax distributions for the year. In such a situation, a Fund may incur an excise tax liability resulting from such delayed receipt of such tax information statements. In addition, a Fund may in certain circumstances be required to liquidate Fund investments to make sufficient distributions to avoid federal excise tax liability at a time when the investment adviser might not otherwise have chosen to do so, and liquidation of investments in such circumstances may affect the ability of the Fund to satisfy the requirement for qualification as a RIC.
If a Fund meets the Distribution Requirement but retains some or all of its income or gains, it will be subject to federal income tax to the extent that any such income or gains are not distributed. A Fund may designate certain amounts retained as undistributed net capital gain in a notice to its shareholders, who (i) will be required to include in income for U.S. federal income tax purposes, as long-term capital gain, their proportionate shares of the undistributed amount so designated, (ii) will be entitled to credit their proportionate shares of the income tax paid by the Fund on that undistributed amount against their federal income tax liabilities and to claim refunds to the extent such credits exceed their tax liabilities, and (iii) will be entitled to increase their tax basis, for federal income tax purposes, in their Shares by an amount equal to the excess of the amount of undistributed net capital gain included in their respective income over their respective income tax credits.
Taxation of Shareholders – Distributions. Each Fund intends to distribute annually to its shareholders substantially all of its investment company taxable income (computed without regard to the deduction for dividends paid), its net tax-exempt income, if any, and any net capital gain (net recognized long-term capital gains in excess of net recognized short-term capital losses, taking into account any capital loss carryforwards). The distribution of investment company taxable income (as so computed) and net realized capital gain will be taxable to Fund shareholders regardless of whether the shareholder receives these distributions in cash or reinvests them in additional Shares.
Each Fund (or your broker) will report to shareholders annually the amounts of dividends paid from ordinary income, the amount of distributions of net capital gain, the portion of dividends which may qualify for the dividends received deduction for corporations, and
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the portion of dividends which may qualify for treatment as qualified dividend income, which, subject to certain limitations and requirements, is taxable to non-corporate shareholders at rates of up to 20%.
Qualified dividend income includes, in general, subject to certain holding period and other requirements, dividend income from taxable domestic corporations and certain foreign corporations. Subject to certain limitations, eligible foreign corporations include those incorporated in possessions of the United States, those incorporated in certain countries with comprehensive tax treaties with the United States, and other foreign corporations if the stock with respect to which the dividends are paid is readily tradable on an established securities market in the United States. Dividends received by a Fund from an underlying fund taxable as a RIC or from a REIT may be treated as qualified dividend income generally only to the extent so reported by such underlying fund or REIT. If 95% or more of a Fund’s gross income (calculated without taking into account net capital gain derived from sales or other dispositions of stock or securities) consists of qualified dividend income, the Fund may report all distributions of such income as qualified dividend income. A Fund’s investment strategy will significantly limit its ability to make distributions treated as qualified dividend income.
Fund dividends will not be treated as qualified dividend income if a Fund does not meet holding period and other requirements with respect to dividend paying stocks in its portfolio, and the shareholder does not meet holding period and other requirements with respect to the Shares on which the dividends were paid. Distributions by a Fund of its net short-term capital gains will be taxable as ordinary income. Distributions from a Fund’s net capital gain will be taxable to shareholders at long-term capital gains rates, regardless of how long shareholders have held their Shares. Distributions may be subject to state and local taxes.
In the case of corporate shareholders, certain dividends received by a Fund from U.S. corporations (generally, dividends received by the Fund in respect of any share of stock (1) with a tax holding period of at least 46 days during the 91-day period beginning on the date that is 45 days before the date on which the stock becomes ex-dividend as to that dividend and (2) that is held in an unleveraged position) and distributed and appropriately so reported by the Fund may be eligible for the 50% dividends received deduction. Certain preferred stock must have a holding period of at least 91 days during the 181-day period beginning on the date that is 90 days before the date on which the stock becomes ex-dividend as to that dividend to be eligible. Capital gain dividends distributed to a Fund from other RICs, and dividends distributed to a Fund from REITs are generally not eligible for the dividends received deduction. To qualify for the deduction, corporate shareholders must meet the minimum holding period requirement stated above with respect to their Shares, taking into account any holding period reductions from certain hedging or other transactions or positions that diminish their risk of loss with respect to their Shares, and, if they borrow to acquire or otherwise incur debt attributable to Shares, they may be denied a portion of the dividends received deduction with respect to those Shares. A Fund’s investment strategy will significantly limit its ability to distribute dividends eligible for the dividends received deduction.
A RIC that receives business interest income may pass through its net business interest income for purposes of the tax rules applicable to the interest expense limitations under Section 163(j) of the Code. A RIC’s total “Section 163(j) Interest Dividend” for a tax year is limited to the excess of the RIC’s business interest income over the sum of its business interest expense and its other deductions properly allocable to its business interest income. A RIC may, in its discretion, designate all or a portion of ordinary dividends as Section 163(j) Interest Dividends, which would allow the recipient shareholder to treat the designated portion of such dividends as interest income for purposes of determining such shareholder’s interest expense deduction limitation under Section 163(j) of the Code. This can potentially increase the amount of a shareholder’s interest expense deductible under Section 163(j) of the Code. In general, to be eligible to treat a Section 163(j) Interest Dividend as interest income, you must have held your shares in a Fund for more than 180 days during the 361-day period beginning on the date that is 180 days before the date on which the share becomes ex-dividend with respect to such dividend. Section 163(j) Interest Dividends, if so designated by a Fund, will be reported to your financial intermediary or otherwise in accordance with the requirements specified by the IRS.
Although dividends generally will be treated as distributed when paid, any dividend declared by a Fund in October, November or December and payable to shareholders of record in such a month that is paid during the following January will be treated for U.S. federal income tax purposes as received by shareholders on December 31 of the calendar year in which it was declared.
Shareholders who have not held Shares for a full year should be aware that a Fund may report and distribute, as ordinary dividends or capital gain dividends, a percentage of income that is not equal to the percentage of a Fund’s ordinary income or net capital gain, respectively, actually earned during the applicable shareholder’s period of investment in the Fund. A taxable shareholder should note that if it purchases shares just before a distribution, the purchase price would reflect the amount of the upcoming distribution. In this case, the shareholder would be taxed on the entire amount of the distribution received, even though, as an economic matter, the distribution simply constitutes a return of its investment. This is known as “buying a dividend” and should generally be avoided by taxable investors.
To the extent that a Fund makes a distribution of income received by such Fund in lieu of dividends (a “substitute payment”) with respect to securities on loan pursuant to a securities lending transaction, such income will not constitute qualified dividend income to individual shareholders and will not be eligible for the dividends received deduction for corporate shareholders.
If a Fund’s distributions exceed its current and accumulated earnings and profits for the taxable year (as calculated for federal income tax purposes), all or a portion of the distributions made for the taxable year may be recharacterized as a return of capital to shareholders. A return of capital distribution will generally not be taxable but will reduce each shareholder’s cost basis in a Fund and result in a higher capital gain or lower capital loss when the Shares on which the distribution was received are sold. After a
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shareholder’s basis in the Shares has been reduced to zero, distributions in excess of earnings and profits will be treated as gain from the sale of the shareholder’s Shares.
Taxation of Shareholders – Sale or Exchange of Shares. A sale or exchange of Shares may give rise to a gain or loss for federal and state income tax purposes. Assuming a shareholder holds Shares as a capital asset, any gain or loss realized upon a taxable disposition of Shares will be treated as long-term capital gain or loss if Shares have been held for more than 12 months. Otherwise, the gain or loss on the taxable disposition of Shares will generally be treated as short-term capital gain or loss. Any loss realized upon a taxable disposition of Shares held for six months or less will be treated as long-term capital loss, rather than short-term capital loss, to the extent of any amounts treated as distributions to the shareholder of long-term capital gain (including any amounts credited to the shareholder as undistributed capital gains). All or a portion of any loss realized upon a taxable disposition of Shares may be disallowed if substantially identical Shares of a Fund are acquired (through the reinvestment of dividends or otherwise) within a 61-day period beginning 30 days before and ending 30 days after the disposition. In such a case, the basis of the newly acquired Shares will be adjusted to reflect the disallowed loss.
The cost basis of Shares acquired by purchase will generally be based on the amount paid for Shares and then may be subsequently adjusted for other applicable transactions as required by the Code. The difference between the selling price and the cost basis of Shares generally determines the amount of the capital gain or loss realized on the sale or exchange of Shares. Contact the broker through whom you purchased your Shares to obtain information with respect to the available cost basis reporting methods and elections for your account.
An Authorized Participant who exchanges securities for Creation Units generally will recognize a gain or a loss. The gain or loss will be equal to the difference between the market value of the Creation Units at the time and the sum of the exchanger’s aggregate basis in the securities surrendered plus the amount of cash paid for such Creation Units. The ability of Authorized Participants to receive a full or partial cash redemption of Creation Units of a Fund may limit the tax efficiency of the Fund. An Authorized Participant who redeems Creation Units will generally recognize a gain or loss equal to the difference between the exchanger’s basis in the Creation Units and the sum of the aggregate market value of any securities received plus the amount of any cash received for such Creation Units. The IRS, however, may assert that a loss realized upon an exchange of securities for Creation Units cannot currently be deducted, under the rules governing “wash sales” (for a person who does not mark-to-market its portfolio) or, on the basis that there has been no significant change in economic position.
Any gain or loss realized upon a creation or redemption of Creation Units will be treated as capital or ordinary gain or loss, depending on the holder’s circumstances.
The Trust, on behalf of the Funds, has the right to reject an order for Creation Units if the purchaser (or a group of purchasers) would, upon obtaining the Creation Units so ordered, own 80% or more of the outstanding Shares and if, pursuant to Section 351 of the Code, a Fund would have a basis in the deposit securities different from the market value of such securities on the date of deposit. The Trust also has the right to require the provision of information necessary to determine beneficial Share ownership for purposes of the 80% determination. If a Fund does issue Creation Units to a purchaser (or a group of purchasers) that would, upon obtaining the Creation Units so ordered, own 80% or more of the outstanding Shares, the purchaser (or a group of purchasers) will not recognize gain or loss upon the exchange of securities for Creation Units.
Authorized Participants purchasing or redeeming Creation Units should consult their own tax advisors with respect to the tax treatment of any creation or redemption transaction and whether the wash sales rule applies and when a loss may be deductible.
Taxation of Shareholders – Net Investment Income Tax. U.S. individuals with adjusted gross income (subject to certain adjustments) exceeding certain threshold amounts ($250,000 if married filing jointly or if considered a “surviving spouse” for federal income tax purposes, $125,000 if married filing separately, and $200,000 in other cases) are subject to a 3.8% tax on all or a portion of their “net investment income,” which includes taxable interest, dividends, and certain capital gains (generally including capital gain distributions and capital gains realized on the sale of Shares). This 3.8% tax also applies to all or a portion of the undistributed net investment income of certain shareholders that are estates and trusts.
Foreign Investments. Dividends and interest received by a Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Tax treaties between certain countries and the United States may reduce or eliminate such taxes. Each Fund does not expect to satisfy the requirements for passing through to its shareholders any share of foreign taxes paid by the Fund, with the result that shareholders will not include such taxes in their gross incomes and will not be entitled to a tax deduction or credit for such taxes on their own tax returns.
If more than 50% of the value of a Fund’s assets at the close of any taxable year consists of stock or securities of foreign corporations, which for this purpose may include obligations of foreign governmental issuers, the Fund may elect, for U.S. federal income tax purposes, to treat any foreign income or withholding taxes paid by the Fund as paid by its shareholders. For any year that a Fund is eligible for and makes such an election, each shareholder of the Fund will be required to include in income an amount equal to his or her allocable share of qualified foreign income taxes paid by the Fund, and shareholders will be entitled, subject to certain holding period requirements and other limitations, to credit their portions of these amounts against their U.S. federal income tax due, if any, or to deduct their portions from their U.S. taxable income, if any. No deductions for foreign taxes paid by a Fund may be claimed,
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however, by non-corporate shareholders who do not itemize deductions. No deduction for such taxes will be permitted to individuals in computing their alternative minimum tax liability. Shareholders that are not subject to U.S. federal income tax, and those who invest in a Fund through tax-advantaged accounts (including those who invest through IRAs or other tax-advantaged retirement plans), generally will receive no benefit from any tax credit or deduction passed through by the Fund. Foreign taxes paid by a Fund will reduce the return from the Fund’s investments. If a Fund makes the election, the Fund’s shareholders will be notified annually by the Fund (or their broker) of the respective amounts per share of the Fund’s income from sources within, and taxes paid to, foreign countries and U.S. possessions. If a Fund does not hold sufficient foreign securities to meet the above threshold, then shareholders will not be entitled to claim a credit or further deduction with respect to foreign taxes paid by the Fund.
Foreign tax credits, if any, received by a Fund as a result of an investment in another RIC (including an underlying fund which is taxable as a RIC) will not be passed through to you unless the Fund qualifies as a “qualified fund of funds” under the Code. If a Fund is a “qualified fund of funds” it will be eligible to file an election with the IRS that will enable the Fund to pass along these foreign tax credits to its shareholders. A Fund will be treated as a “qualified fund of funds” under the Code if at least 50% of the value of such Fund’s total assets (at the close of each quarter of the Fund’s taxable year) is represented by interests in other RICs.
To the extent a Fund invests in an underlying fund that indicates that such underlying fund intends to satisfy the tax requirements to be treated as a RIC under the Code, the Fund may be able to receive the benefits of a “qualified fund of funds” as described above. If, however, an underlying fund loses its status as a RIC under the Code, a Fund would no longer be permitted to count its investment in such underlying fund for purposes of satisfying the requirements to be a “qualified fund of funds.” In addition, an underlying fund that loses its status as a RIC would be treated as a regular corporation subject to entity level taxation prior to making any distributions to a Fund which would affect the amount, timing and character of such income distributed by an underlying fund to the Fund.
If a Fund holds shares in a “passive foreign investment company” (“PFIC”), it may be subject to U.S. federal income tax on a portion of any “excess distribution” or gain from the disposition of such shares even if such income is distributed as a taxable dividend by the Fund to its shareholders. Additional charges in the nature of interest may be imposed on a Fund in respect of deferred taxes arising from such distributions or gains.
Each Fund may be eligible to treat a PFIC as a “qualified electing fund” (“QEF”) under the Code in which case, in lieu of the foregoing requirements, the Fund will be required to include in income each year a portion of the ordinary earnings and net capital gains of the QEF, even if not distributed to the Fund, and such amounts will be subject to the 90% and excise tax distribution requirements described above. In order to make this election, a Fund would be required to obtain certain annual information from the PFICs in which it invests, which may be difficult or impossible to obtain. Alternatively, a Fund may make a mark-to-market election that will result in such Fund being treated as if it had sold and repurchased its PFIC stock at the end of each year. In such case, a Fund would report any gains resulting from such deemed sales as ordinary income and would deduct any losses resulting from such deemed sales as ordinary losses to the extent of previously recognized gains. The election must be made separately for each PFIC owned by a Fund and, once made, is effective for all subsequent taxable years, unless revoked with the consent of the IRS. By making the election, a Fund could potentially ameliorate the adverse tax consequences with respect to its ownership of shares in a PFIC, but in any particular year may be required to recognize income in excess of the distributions it receives from PFICs and its proceeds from dispositions of PFIC stock. A Fund may have to distribute this excess income to satisfy the 90% distribution requirement and to avoid imposition of the 4% excise tax. In order to distribute this income and avoid a tax at the fund level, a Fund might be required to liquidate portfolio securities that it might otherwise have continued to hold, potentially resulting in additional taxable gain or loss. Each Fund intends to make the appropriate tax elections, if possible, and take any additional steps that are necessary to mitigate the effect of these rules. Amounts included in income each year by a Fund arising from a QEF election, will be “qualifying income” under the Qualifying Income Requirement (as described above) even if not distributed to such Fund, if such Fund derives such income from its business of investing in stock, securities or currencies.
Under Section 988 of the Code, gains or losses attributable to fluctuations in exchange rates which occur between the time a Fund accrues income or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such income or receivables or pays such expenses or liabilities generally are treated as ordinary income or loss. Similarly, on disposition of debt securities denominated in a foreign currency and on disposition of certain other financial instruments (such as forward currency contracts and currency swaps), gains or losses attributable to fluctuations in the value of the foreign currency between the date of acquisition of the security or contract and the date of settlement or disposition also are treated as ordinary gain or loss. The gains and losses may increase or decrease the amount of a Fund’s income to be distributed to its shareholders as ordinary income. Each Fund may elect out of the application of Section 988 of the Code with respect to the tax treatment of each of its foreign currency forward contracts to the extent that (i) such contract is a capital asset in the hands of the Fund and is not part of a straddle transaction and (ii) the Fund makes an election by the close of the day the contract is entered into to treat the gain or loss attributable to such contract as capital gain or loss.
The U.S. Treasury Department has authority to issue regulations that would exclude foreign currency gains from the Qualifying Income Requirement described above if such gains are not directly related to a Fund’s business of investing in stock or securities (or options and futures with respect to stock or securities). Accordingly, regulations may be issued in the future that could treat some or all of a Fund’s non-U.S. currency gains as non-qualifying income, thereby potentially jeopardizing the Fund’s status as a RIC for all years to which the regulations are applicable.
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Taxation of the Subsidiaries. There is, at present, no direct taxation in the Cayman Islands and interest, dividends and gains payable to a Subsidiary will be received free of all Cayman Islands taxes. Each Subsidiary is registered as an “exempted company” pursuant to the Companies Law (as amended). Each Subsidiary expects to obtain an undertaking from the Governor in Cabinet of the Cayman Islands to the effect that, for a period of twenty years from the date of the undertaking, no law that thereafter is enacted in the Cayman Islands imposing any tax or duty to be levied on profits, income or on gains or appreciation, or any tax in the nature of estate duty or inheritance tax, will apply to any property comprised in or any income arising under such Subsidiary, or to the shareholders thereof, in respect of any such property or income.
Tax Treatment of Complex Securities. Certain of a Fund’s investments may be subject to complex provisions of the Code (including provisions relating to hedging transactions, straddles, integrated transactions, foreign currency contracts, forward foreign currency contracts, and notional principal contracts) that, among other things, may affect a Fund’s ability to qualify as a RIC, may affect the character of gains and losses realized by the applicable Fund (e.g., may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the applicable Fund and defer losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. These provisions also may require a Fund to mark-to-market certain types of positions in its portfolio (i.e., treat them as if they were closed out) which may cause a Fund to recognize income without the applicable Fund receiving cash with which to make distributions in amounts sufficient to enable the applicable Fund to satisfy the RIC distribution requirements for avoiding income and excise taxes. Each Fund intends to monitor its transactions, intends to make appropriate tax elections, and intends to make appropriate entries in its books and records to mitigate the effect of these rules and preserve the applicable Fund’s qualification for treatment as a RIC.
A Fund is required for federal income tax purposes to mark-to-market and recognize as income for each taxable year its net unrealized gains and losses on certain futures and options contracts subject to section 1256 of the Code (“Section 1256 Contracts”) as of the end of the year as well as those actually realized during the year. Gain or loss from Section 1256 Contracts on broad-based indexes required to be marked to market will be 60% long-term and 40% short-term capital gain or loss. Application of this rule may alter the timing and character of distributions to shareholders. A Fund may be required to defer the recognition of losses on Section 1256 Contracts to the extent of any unrecognized gains on offsetting positions held by the applicable Fund. These provisions also may require a Fund to mark-to-market certain types of positions in its portfolio (i.e., treat them as if they were closed out), which may cause the applicable Fund to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the Distribution Requirement and for avoiding the excise tax discussed above. Accordingly, to avoid certain income and excise taxes, a Fund may be required to liquidate its investments at a time when the investment adviser might not otherwise have chosen to do so.
Certain derivative investments by a Fund, such as exchange-traded products and over-the-counter derivatives, may not produce qualifying income for purposes of the Qualifying Income Requirement described above, which must be met in order for a Fund to maintain its status as a RIC under the Code. In addition, the determination of the value and the identity of the issuer of such derivative investments are often unclear for purposes of the Diversification Requirement described above. A Fund intends to carefully monitor such investments to ensure that any non-qualifying income does not exceed permissible limits and to ensure that it is adequately diversified under the Diversification Requirement. A Fund, however, may not be able to accurately predict the non-qualifying income from these investments and there are no assurances that the IRS will agree with a Fund’s determination of the Diversification Requirement with respect to such derivatives. Failure to satisfy the Diversification Requirement might also result from a determination by the IRS that financial instruments in which a Fund invests are not securities.
Certain of a Fund’s investments, such as commodity futures contracts and other commodity-related derivative instruments, may not produce qualifying income to the Fund. To the extent a Fund invests in such investments, the applicable Fund will seek to restrict its income from such instruments that do not generate qualifying income to a maximum of 10% of its gross income (when combined with its other investments that produce non-qualifying income).
A Fund may gain most of its exposure to the commodities markets through its investment in its respective Subsidiary, which invests directly in commodity-linked derivative instruments. A Fund’s investment in its respective Subsidiary is expected to provide such Fund with exposure to the commodities markets within the limitations of the federal tax requirements of Subchapter M of the Code for qualification as a RIC. The “Subpart F” income (defined in Section 951 of the Code to include passive income, including from commodity-linked derivatives) of a Fund attributable to its investment in its respective Subsidiary is “qualifying income” to such Fund to the extent that such income is derived with respect to such Fund’s business of investing in stock, securities or currencies. NCTI generally includes the active operating profits of the CFC. A Fund expects its “Subpart F” income and NCTI attributable to its investment in its respective Subsidiary to be derived with respect to such Fund’s business of investing in stock, securities or currencies and accordingly expects its “Subpart F” income and NCTI attributable to its investment in its respective Subsidiary to be treated as “qualifying income.” The Adviser will carefully monitor a Fund’s investments in its respective Subsidiary to ensure that no more than 25% of such Fund’s assets are invested in its respective Subsidiary.
A U.S. person that owns (directly, indirectly or constructively) 10% or more of the total combined voting power of all classes of stock or 10% or more of the total value of shares of all classes of stock of a foreign corporation is a “U.S. Shareholder” for purposes of Subpart F of the Code. A foreign corporation is a “controlled foreign corporation” within the meaning of Section 957 of the Code (a “CFC”) if, on any day of its taxable year, more than 50% of the voting power or value of its stock is owned (directly, indirectly or
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constructively) by “U.S. Shareholders.” If a Fund is a “U.S. Shareholder” of a CFC, such Fund will be required to include in its gross income for United States federal income tax purposes the CFCs “subpart F income” (described below), whether or not such income is distributed by the CFC. “Subpart F income” generally includes interest, original issue discount, dividends, net gains from the disposition of stocks or securities, receipts with respect to securities loans and net payments received with respect to equity swaps and similar derivatives. “Subpart F income” also includes the excess of gains over losses from transactions (including futures, forward and similar transactions) in any commodities. A Fund’s recognition of “subpart F income” and NCTI will increase such Fund’s tax basis in the CFC. Distributions by a CFC to a Fund will be tax-free, to the extent of its previously undistributed “subpart F income” and NCTI and will correspondingly reduce such Fund’s tax basis in the CFC. “Subpart F income” and NCTI is generally treated as ordinary income, regardless of the character of the CFC’s underlying income. It is expected that each Subsidiary will be treated as a CFC, and that each Fund will be treated as a “U.S. Shareholder” in its respective Subsidiary.
In general, gain or loss on a short sale is recognized when a Fund closes the sale by delivering the borrowed property to the lender, not when the borrowed property is sold. Gain or loss from a short sale is generally considered as capital gain or loss to the extent that the property used to close the short sale constitutes a capital asset in the Fund’s hands. Except with respect to certain situations where the property used by a Fund to close a short sale has a long-term holding period on the date of the short sale, special rules generally treat the gains on short sales as short-term capital gains. These rules may also terminate the running of the holding period of “substantially identical property” held by the Fund. Moreover, a loss on a short sale will be treated as a long-term capital loss if, on the date of the short sale, “substantially identical property” has been held by a Fund for more than one year.
Offsetting positions held by a Fund involving certain derivative instruments, such as options, forwards, and futures, as well as its long and short positions in portfolio securities, may be considered to constitute “straddles” for federal income tax purposes. In general, straddles are subject to certain rules that may affect the amount, character and timing of a Fund’s gains and losses with respect to the straddle positions by requiring, among other things, that: (1) any loss realized on disposition of one position of a straddle may not be recognized to the extent that a Fund has unrealized gains with respect to the other positions in the straddle; (2) a Fund’s holding period in straddle positions be suspended while the straddle exists (possibly resulting in a gain being treated as short-term rather than long-term capital gain); (3) the losses recognized with respect to certain straddle positions that are part of a mixed straddle and are non-Section 1256 Contracts be treated as 60% long-term and 40% short-term capital loss; (4) losses recognized with respect to certain straddle positions that would otherwise constitute short-term capital losses be treated as long-term capital losses; and (5) the deduction of interest and carrying charges attributable to certain straddle positions may be deferred. Various elections are available to a Fund, which may mitigate the effects of the straddle rules, particularly with respect to mixed straddles.
In general, the straddle rules described above do not apply to any straddles held by a Fund if all of the offsetting positions consist of Section 1256 Contracts. The straddle rules described above also do not apply if all the offsetting positions making up a straddle consist of one or more “qualified covered call options” and the stock to be purchased under the options and the straddle is not part of a larger straddle. A qualified covered call option is generally any option granted by a Fund to purchase stock it holds (or stock it acquires in connection with granting the option) if, among other things, (1) the option is traded on a national securities exchange that is registered with the SEC or other market the IRS determined has rules adequate to carry out the purposes of the applicable Code provision, (2) the option is granted more than 30 days before it expires, (3) the option is not a “deep-in-the-money option,” (4) such option is not granted by an options dealer in connection with the dealer’s activity of dealing in options, and (5) gain or loss with respect to the option is not ordinary income or loss. In addition, the straddle rules could cause distributions from a Fund that would otherwise constitute “qualified dividend income” or qualify for the dividends received deduction to fail to satisfy the applicable holding period requirements.
To the extent a Fund writes options that are not Section 1256 Contracts, the amount of the premium received by the applicable Fund for writing such options is likely to be entirely short-term capital gain to the Fund. In addition, if such an option is closed by a Fund, any gain or loss realized by the applicable Fund as a result of closing the transaction will also generally be short-term capital gain or loss. If such an option is exercised any gain or loss realized by a Fund upon the sale of the underlying security pursuant to such exercise will generally be short-term or long-term capital gain or loss to the applicable Fund depending on the Fund’s holding period for the underlying security.
If a Fund enters into a “constructive sale” of any appreciated financial position in its portfolio, the applicable Fund will be treated as if it had sold and immediately repurchased the property and must recognize gain (but not loss) with respect to that position. A constructive sale of an appreciated financial position occurs when a Fund enters into certain offsetting transactions with respect to the same or substantially identical property, including, but not limited to: (i) a short sale; (ii) an offsetting notional principal contract; (iii) a futures or forward contract; or (iv) other transactions identified in future Treasury Regulations. The character of the gain from constructive sales will depend upon a Fund’s holding period in the appreciated financial position. Losses realized from a sale of a position that was previously the subject of a constructive sale will be recognized when the position is subsequently disposed of. The character of such losses will depend upon a Fund’s holding period in the position beginning with the date the constructive sale was deemed to have occurred and the application of various loss deferral provisions in the Code. Constructive sale treatment does not apply to certain closed transactions, including if such a transaction is closed on or before the 30th day after the close of a Fund’s taxable year and the applicable Fund holds the appreciated financial position unhedged throughout the 60-day period beginning with the day such transaction was closed.
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With respect to investments in STRIPS and other zero-coupon securities which are sold at original issue discount (“OID”) and thus do not make periodic cash interest payments, a Fund will be required to include as part of its current income the imputed interest on such obligations even though the Fund has not received any interest payments on such obligations during that period. Because each Fund intends to distribute all of its net investment income to its shareholders, a Fund may have to sell Fund securities to distribute such imputed income which may occur at a time when the Adviser would not have chosen to sell such securities and which may result in taxable gain or loss.
Any market discount recognized on a bond is taxable as ordinary income. A market discount bond is a bond acquired in the secondary market at a price below redemption value or adjusted issue price if issued with OID. Absent an election by a Fund to include the market discount in income as it accrues, gain on a Fund’s disposition of such an obligation will be treated as ordinary income rather than capital gain to the extent of the accrued market discount.
Investments in debt obligations that are at risk of or in default present special tax issues for a Fund. Tax rules are not entirely clear about issues such as when a Fund may cease to accrue interest, OID or market discount, whether or to what extent a Fund should recognize market discount on a debt obligation, when and to what extent a Fund may take deductions for bad debts or worthless securities and how a Fund should allocate payments received on obligations in default between principal and income. These and other related issues will be addressed by a Fund when, as, and if it invests in such securities, in order to seek to ensure that it distributes sufficient income to preserve its status as a RIC and does not become subject to U.S. federal income or excise tax.
A Fund may invest in inflation-linked debt securities. Any increase in the principal amount of an inflation-linked debt security will be original interest discount, which is taxable as ordinary income and is required to be distributed, even though a Fund will not receive the principal, including any increase thereto, until maturity. As noted above, if a Fund invests in such securities, it may be required to liquidate other investments, including at times when it is not advantageous to do so, in order to satisfy its distribution requirements and to eliminate any possible taxation at a Fund level.
Backup Withholding. Each Fund will be required in certain cases to withhold (as “backup withholding”) on amounts payable to any shareholder who (1) fails to provide a correct taxpayer identification number certified under penalty of perjury; (2) is subject to backup withholding by the IRS for failure to properly report all payments of interest or dividends; (3) fails to provide a certified statement that he or she is not subject to “backup withholding”; or (4) fails to provide a certified statement that he or she is a U.S. person (including a U.S. resident alien). The backup withholding rate is currently 24%. Backup withholding is not an additional tax and any amounts withheld may be credited against the shareholder’s ultimate U.S. tax liability. Backup withholding will not be applied to payments that have been subject to the 30% withholding tax on shareholders who are neither citizens nor permanent residents of the U.S.
Non-U.S. Shareholders. Any non-U.S. investors in a Fund may be subject to U.S. withholding and estate tax and are encouraged to consult their tax advisors prior to investing in the Fund. Foreign shareholders (i.e., nonresident alien individuals and foreign corporations, partnerships, trusts and estates) are generally subject to U.S. withholding tax at the rate of 30% (or a lower tax treaty rate) on distributions derived from taxable ordinary income. Each Fund may, under certain circumstances, report all or a portion of a dividend as an “interest-related dividend” or a “short-term capital gain dividend,” which would generally be exempt from this 30% U.S. withholding tax, provided certain other requirements are met. Short-term capital gain dividends received by a nonresident alien individual who is present in the U.S. for a period or periods aggregating 183 days or more during the taxable year are not exempt from this 30% withholding tax. Gains realized by foreign shareholders from the sale or other disposition of Shares of a Fund generally are not subject to U.S. taxation, unless the recipient is an individual who is physically present in the U.S. for 183 days or more per year. Foreign shareholders who fail to provide an applicable IRS form may be subject to backup withholding on certain payments from a Fund. Backup withholding will not be applied to payments that are subject to the 30% (or lower applicable treaty rate) withholding tax described in this paragraph. Different tax consequences may result if the foreign shareholder is engaged in a trade or business within the United States. In addition, the tax consequences to a foreign shareholder entitled to claim the benefits of a tax treaty may be different than those described above.
Under legislation generally known as “FATCA” (the Foreign Account Tax Compliance Act), a Fund is required to withhold 30% of certain ordinary dividends it pays to shareholders that fail to meet prescribed information reporting or certification requirements. In general, no such withholding will be required with respect to a U.S. person or non-U.S. person that timely provides the certifications required by a Fund or its agent on a valid IRS Form W-9 or applicable series of IRS Form W-8, respectively. Shareholders potentially subject to withholding include foreign financial institutions (“FFIs”), such as non-U.S. investment funds, and non-financial foreign entities (“NFFEs”). To avoid withholding under FATCA, an FFI generally must enter into an information sharing agreement with the IRS in which it agrees to report certain identifying information (including name, address, and taxpayer identification number) with respect to its U.S. account holders (which, in the case of an entity shareholder, may include its direct and indirect U.S. owners), and an NFFE generally must identify and provide other required information to a Fund or other withholding agent regarding its U.S. owners, if any. Such non-U.S. shareholders also may fall into certain exempt, excepted or deemed compliant categories as established by regulations and other guidance. A non-U.S. shareholder resident or doing business in a country that has entered into an intergovernmental agreement with the United States to implement FATCA will be exempt from FATCA withholding provided that the shareholder and the applicable foreign government comply with the terms of the agreement.
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A non-U.S. entity that invests in a Fund will need to provide the fund with documentation properly certifying the entity’s status under FATCA in order to avoid FATCA withholding. Non-U.S. investors in the Funds should consult their tax advisors in this regard.
Tax-Exempt Shareholders. Certain tax-exempt shareholders, including qualified pension plans, IRAs, salary deferral arrangements, 401(k) plans, and other tax-exempt entities, generally are exempt from federal income taxation except with respect to their unrelated business taxable income (“UBTI”). Tax-exempt entities are not permitted to offset losses from one unrelated trade or business against the income or gain of another unrelated trade or business. Certain net losses incurred prior to January 1, 2018 are permitted to offset gain and income created by an unrelated trade or business, if otherwise available. Under current law, each Fund generally serves to block UBTI from being realized by its tax-exempt shareholders with respect to their shares of Fund income. However, notwithstanding the foregoing, tax-exempt shareholders could realize UBTI by virtue of their investment in a Fund if, for example, (i) the Fund invests in residual interests of Real Estate Mortgage Investment Conduits (“REMICs”), (ii) the Fund invests in a REIT that is a taxable mortgage pool (“TMP”) or that has a subsidiary that is a TMP or that invests in the residual interest of a REMIC, or (iii) Shares constitute debt-financed property in the hands of the tax-exempt shareholders within the meaning of section 514(b) of the Code. Charitable remainder trusts are subject to special rules and should consult their tax advisors. The IRS has issued guidance with respect to these issues and prospective shareholders, especially charitable remainder trusts, are strongly encouraged to consult with their tax advisors regarding these issues.
A Fund’s shares held in a tax-qualified retirement account will generally not be subject to federal taxation on income and capital gains distributions from the Fund until a shareholder begins receiving payments from their retirement account.
Certain Potential Tax Reporting Requirements. Under U.S. Treasury regulations, if a shareholder recognizes a loss on disposition of Shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder (or certain greater amounts over a combination of years), the shareholder must file with the IRS a disclosure statement on IRS Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a RIC are not excepted. Significant penalties may be imposed for the failure to comply with the reporting requirements. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.
Other Issues. In those states which have income tax laws, the tax treatment of a Fund and of Fund shareholders with respect to distributions by such Fund may differ from federal tax treatment.
The foregoing discussion is based on U.S. federal tax laws and regulations which are in effect on the date of this SAI. Such laws and regulations may be changed by legislative or administrative action. Shareholders are advised to consult their tax advisors concerning their specific situations and the application of foreign, federal, state, or local taxes.
FINANCIAL STATEMENTS
Financial statements included in Form N-CSR and Annual Reports will be available after each Fund has completed a fiscal year of operations. When available, you may request a copy of the Funds’ Form N-CSR or Annual Report at no charge by calling 800-617-0004, or through the Fund’s website at www.teucrium.com.
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APPENDIX A

Teucrium Investment Advisers, LLC

Proxy Voting Policy

Background
Rule 206(4)-6 of the Advisers Act makes it a fraudulent, deceptive, or manipulative act, practice or course of business within the meaning of section 206(4) of the Act for an investment adviser to exercise voting authority with respect to client securities, unless (i) the adviser has adopted and implemented written policies and procedures that are reasonably designed to ensure that the adviser votes proxies in the best interest of its clients, (ii) the adviser describes its proxy voting procedures to its clients and provides copies on request, and (iii) the adviser discloses to clients how they may obtain information on how the adviser voted their proxies.
Policy
Teucrium has the authority to vote proxies with respect to securities in the Funds and will cast proxy votes in a manner that is consistent with the best interests of the Fund’s shareholders and designed to maximize shareholder value. The Adviser may abstain from voting if it determines that doing so is in the client's best interest or if the vote is deemed immaterial. In general, the Adviser will determine how to vote proxies based on reasonable judgment of the vote most likely to produce favorable financial results for the Funds.
The Funds will generally vote with management recommendations, but all proxies will be evaluated and reviewed for any conflicts of interest and the identification of any say-on-pay votes that must be reported on the Adviser’s N-PX. Any votes against management recommendations will be documented with the rationale of the decision.
Teucrium has engaged Broadridge Proxy Edge to assist with casting votes and recordkeeping. Broadridge will be included in Teucrium’s service provider oversight process and evaluated no less frequently than annually.
Conflicts of Interest
The Adviser will identify and address any conflicts of interest that may arise in the proxy voting process. In cases where a conflict is identified, the Adviser will either disclose the conflict to the client or vote according to a pre-determined policy designed to mitigate the conflict.
Client Requests for Information
Clients may request information regarding how proxies were voted on their behalf. As required, Teucrium will post the Form N-PX on its website and will provide a summary of proxy voting activity upon request and disclose this policy to ETF shareholders as required.
Recordkeeping
Teucrium, in accordance with SEC recordkeeping rules, shall maintain for a period of at least five (5) years from the end of the fiscal year voted: a record of each proxy statement received regarding client securities, records of votes cast on behalf of clients, records of client requests for proxy voting information, a copy of any written response and all documents prepared by Teucrium regarding votes cast in contradiction to the pre-determined benchmark proxy voting guidelines, and all proxy voting policies and procedures and any amendments.

Revised: September 2, 2025

APPENDIX B
DESCRIPTION OF SECURITIES RATINGS
Short-Term Credit Ratings
An S&P Global Ratings short-term issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). Short-term issue credit ratings are generally assigned to those obligations considered short-term in the relevant market, typically with an original maturity of no more than 365 days. Short-term issue credit ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. The following summarizes the rating categories used by S&P Global Ratings for short-term issues:
“A-1” – A short-term obligation rated “A-1” is rated in the highest category by S&P Global Ratings. The obligor’s capacity to meet its financial commitments on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitments on these obligations is extremely strong.
“A-2” – A short-term obligation rated “A-2” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitments on the obligation is satisfactory.
“A-3” – A short-term obligation rated “A-3” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken an obligor’s capacity to meet its financial commitments on the obligation.
“B” – A short-term obligation rated “B” is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties that could lead to the obligor’s inadequate capacity to meet its financial commitments.
“C” – A short-term obligation rated “C” is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation.
“D” – A short-term obligation rated “D” is in default or in breach of an imputed promise. For non-hybrid capital instruments, the “D” rating category is used when payments on an obligation are not made on the date due, unless S&P Global Ratings believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. A rating on an obligation is lowered to “D” if it is subject to a distressed debt restructuring.
“NR” – This indicates that a rating has not been assigned or is no longer assigned.
Local Currency and Foreign Currency Ratings – S&P Global Ratings’ issuer credit ratings make a distinction between foreign currency ratings and local currency ratings. A foreign currency rating on an issuer can differ from the local currency rating on it when the obligor has a different capacity to meet its obligations denominated in its local currency versus obligations denominated in a foreign currency.
Moody’s Investors Service (“Moody’s”) short-term ratings are forward-looking opinions of the relative credit risks of financial obligations s issued by non-financial corporates, financial institutions, structured finance vehicles, project finance vehicles, and public sector entities. Short-term ratings are assigned to obligations with an original maturity of thirteen months or less and reflect both on the likelihood of a default or impairment on contractual financial obligations and the expected financial loss suffered in the event of default or impairment.
The following summarizes the ratings categories used by Moody’s for short-term issues:
“P-1” – Ratings of Prime-1 reflect a superior ability to repay short-term obligations.
“P-2” – Ratings of Prime-2 reflect a strong ability to repay short-term obligations.
“P-3” – Ratings of Prime-3 reflect an acceptable ability to repay short-term obligations.
“NP” – Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.
Fitch, Inc. / Fitch Ratings Ltd. (“Fitch”) short-term issuer or obligation ratings are based in all cases on the short-term vulnerability to default of the rated entity and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-term deposit ratings may be adjusted for loss severity. Short-term ratings are assigned to obligations whose initial maturity is viewed as “short-term” based on market convention (a long-term rating can also be used to rate an issue with short maturity). Typically, this means a timeframe of up to 13 months for corporate, sovereign, and structured obligations, and up to 36 months for obligations in U.S. public finance markets. The following summarizes the rating categories used by Fitch for short-term obligations:
B-1

“F1” – Highest short-term credit quality. Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added ‘+’ to denote any exceptionally strong credit feature.
“F2” – Good short-term credit quality. Good intrinsic capacity for timely payment of financial commitments.
“F3” – Fair short-term credit quality. The intrinsic capacity for timely payment of financial commitments is adequate.
“B” – Speculative short-term credit quality. Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.
“C” – High short-term default risk. Default is a real possibility.
“RD” – Restricted Default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Typically applicable to entity ratings only.
“D” – Default. Indicates a broad-based default event for an entity, or the default of a short-term obligation.
The DBRS, Inc. (“Morningstar DBRS”) short-term debt rating scale provides an opinion on the risk that an issuer will not meet its short-term financial obligations in a timely manner. Ratings are based on quantitative and qualitative considerations relevant to the issuer and the relative ranking of claims. The R-1 and R-2 rating categories are further denoted by the sub-categories “(high)”, “(middle)”, and “(low)”.
The following summarizes the ratings used by Morningstar DBRS for commercial paper and short-term debt:
“R-1 (high)” - Highest credit quality. The capacity for the payment of short-term financial obligations as they fall due is exceptionally high. Unlikely to be adversely affected by future events.
“R-1 (middle)” – Superior credit quality. The capacity for the payment of short-term financial obligations as they fall due is very high. Differs from “R-1 (high)” by a relatively modest degree. Unlikely to be significantly vulnerable to future events.
“R-1 (low)” – Good credit quality. The capacity for the payment of short-term financial obligations as they fall due is substantial. Overall strength is not as favorable as higher rating categories. May be vulnerable to future events, but qualifying negative factors are considered manageable.
“R-2 (high)” – Upper end of adequate credit quality. The capacity for the payment of short-term financial obligations as they fall due is acceptable. May be vulnerable to future events.
“R-2 (middle)” – Adequate credit quality. The capacity for the payment of short- term financial obligations as they fall due is acceptable. May be vulnerable to future events or may be exposed to other factors that could reduce credit quality.
“R-2 (low)” – Lower end of adequate credit quality. The capacity for the payment of short-term financial obligations as they fall due is acceptable. May be vulnerable to future events. A number of challenges are present that could affect the issuer’s ability to meet such obligations.
“R-3” – Lowest end of adequate credit quality. There is a capacity for the payment of short-term financial obligations as they fall due. May be vulnerable to future events and the certainty of meeting such obligations could be impacted by a variety of developments.
“R-4” – Speculative credit quality. The capacity for the payment of short-term financial obligations as they fall due is uncertain.
“R-5” – Highly speculative credit quality. There is a high level of uncertainty as to the capacity to meet short-term financial obligations as they fall due.
“D” – When the issuer has filed under any applicable bankruptcy, insolvency or winding up statute or there is a failure to satisfy an obligation after the exhaustion of grace periods, a downgrade to “D” may occur. Morningstar DBRS may also use “SD” (Selective Default) in cases where only some securities are impacted, such as the case of a distressed exchange.
Long-Term Credit Ratings
An S&P Global Ratings long-term issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). S&P Global Ratings typically assign a long-term issue credit rating to an obligation with an original maturity of greater than 365 days. The following summarizes the ratings used by S&P Global Ratings for long-term issues:
“AAA” – An obligation rated “AAA” has the highest rating assigned by S&P Global Ratings. The obligor’s capacity to meet its financial commitments on the obligation is extremely strong.
“AA” – An obligation rated “AA” differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitments on the obligation is very strong.
B-2

“A” – An obligation rated “A” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitments on the obligation is still strong.
“BBB” – An obligation rated “BBB” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken the obligor’s capacity to meet its financial commitments on the obligation.
“BB,” “B,” “CCC,” “CC” and “C” – Obligations rated “BB,” “B,” “CCC,” “CC” and “C” are regarded as having significant speculative characteristics. “BB” indicates the least degree of speculation and “C” the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposure to adverse conditions.
“BB” – An obligation rated “BB” is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to the obligor’s inadequate capacity to meet its financial commitments on the obligation.
“B” – An obligation rated “B” is more vulnerable to nonpayment than obligations rated “BB”, but the obligor currently has the capacity to meet its financial commitments on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitments on the obligation.
“CCC” – An obligation rated “CCC” is currently vulnerable to nonpayment and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitments on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitments on the obligation.
“CC” – An obligation rated “CC” is currently highly vulnerable to nonpayment. The “CC” rating is used when a default has not yet occurred, but S&P Global Ratings expects default to be a virtual certainty, regardless of the anticipated time to default.
“C” – An obligation rated “C” is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared with obligations that are rated higher.
“D” – An obligation rated “D” is in default or in breach of an imputed promise. For non-hybrid capital instruments, the “D” rating category is used when payments on an obligation are not made on the date due, unless S&P Global Ratings believes that such payments will be made within the next five business days in the absence of a stated grace period or within the earlier of the stated grace period or the next 30 calendar days. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. A rating on an obligation rating is lowered to “D” if it is subject to a distressed debt restructuring.
Plus (+) or minus (-) – The ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the rating categories.
“NR” – This indicates that a rating has not been assigned or is no longer assigned.
Local Currency and Foreign Currency Ratings - S&P Global Ratings’ issuer credit ratings make a distinction between foreign currency ratings and local currency ratings. A foreign currency rating on an issuer can differ from the local currency rating on it when the obligor has a different capacity to meet its obligations denominated in its local currency versus obligations denominated in a foreign currency.
Moody’s long-term ratings are forward-looking opinions of the relative credit risks issued by non-financial corporates, financial institutions, structured finance vehicles, project finance vehicles, and public sector entities. Long-term ratings are assigned to issuers or obligations with an original maturity of eleven months or more and reflect both on the likelihood of a default or impairment on contractual financial obligations and the expected financial loss suffered in the event of default or impairment. The following summarizes the ratings used by Moody’s for long-term debt:
“Aaa” – Obligations rated “Aaa” are judged to be of the highest quality, subject to the lowest level of credit risk.
“Aa” – Obligations rated “Aa” are judged to be of high quality and are subject to very low credit risk.
“A” – Obligations rated “A” are judged to be upper-medium grade and are subject to low credit risk.
“Baa” – Obligations rated “Baa” are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.
“Ba” – Obligations rated “Ba” are judged to be speculative and are subject to substantial credit risk.
“B” – Obligations rated “B” are considered speculative and are subject to high credit risk.
“Caa” – Obligations rated “Caa” are judged to be speculative of poor standing and are subject to very high credit risk.
“Ca” – Obligations rated “Ca” are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.
B-3

“C” – Obligations rated “C” are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.
Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from “Aa” through “Caa.” The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category. Additionally, a “(hyb)” indicator is appended to all ratings of hybrid securities issued by banks, insurers, finance companies, and securities firms. By their terms, hybrid securities allow for the omission of scheduled dividends, interest, or principal payments, which can potentially result in impairment if such an omission occurs. Hybrid securities may also be subject to contractually allowable write-downs of principal that could result in impairment. Together with the hybrid indicator, the long-term obligation rating assigned to a hybrid security is an expression of the relative credit risk associated with that security.
The following summarizes long-term issuer default ratings used by Fitch:
“AAA” – Highest credit quality. “AAA” ratings denote the lowest expectation of default risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.
“AA” – Very high credit quality. “AA” ratings denote expectations of very low default risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.
“A” – High credit quality. “A” ratings denote expectations of low default risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.
“BBB” – Good credit quality. “BBB” ratings indicate that expectations of default risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.
“BB” – Speculative. “BB” ratings indicate an elevated vulnerability to default risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial alternatives may be available to allow financial commitments.
“B” – Highly speculative. “B” ratings indicate that material default risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is vulnerable to deterioration in the business and economic environment.
“CCC” – Substantial credit risk. “CCC” ratings indicate a very low margin for safety. Default is a real possibility.
“CC” – Very high levels of credit risk. “CC” ratings indicatea default of some kind appears probable..
“C” – Near default. “C” ratings indicate a default or default-like process has begun, or for a closed funding vehicle, payment capacity is irrevocably impaired. Conditions that are indicative of a ‘C’ category rating for an issuer include:
•    The issuer has entered into a grace or cure period following non-payment of a material financial obligation;
•    The formal announcement by the issuer or their agent of a distressed debt exchange (“DDE”); and
•    A closed financing vehicle where payment capacity is irrevocably impaired such that it is not expected to pay interest and/or principal in full during the life of the transaction, but where no payment default is imminent.
“RD” - Restricted default. ‘RD’ ratings indicate an issuer that in Fitch’s opinion has experienced:
•    An uncured payment default or DDE on a bond, loan or other material financial obligation, but
•    Has not entered into bankruptcy filings, administration, receivership, liquidation, or other formal winding-up procedure, and
•    Has not otherwise ceased operating. This would include:
-    The selective payment default on a specific class or currency of debt;
-    The uncured expiry of any applicable original grace period, cure period or default forbearance period following a payment default on a bank loan, capital markets security or other material financial obligation.
“D” – Default. “D” ratings indicate an issuer that in Fitch’s opinion has entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure or that has otherwise ceased business and debt is still outstanding. Default ratings are not assigned prospectively to entities or their obligations; within this context, non-payment on an instrument that contains a deferral feature or grace period will generally not be considered a default until after the expiration of the deferral or grace period, unless a default is otherwise driven by bankruptcy or other similar circumstance, or by a DDE. In all cases, the assignment of a
B-4

default rating reflects the agency’s opinion as to the most appropriate rating category consistent with the rest of its universe of ratings and may differ from the definition of default under the terms of an issuer’s financial obligations or local commercial practice
The Morningstar DBRS long-term rating scale provides an opinion on the risk of default. That is, the risk that an issuer will fail to satisfy its financial obligations in accordance with the terms under which a long-term obligation has been issued. Credit ratings are based on quantitative and qualitative considerations relevant to the issuer, and the relative ranking of claims. All rating categories from AA to CCC contain the subcategories “(high)” and “(low)”. The absence of either a “(high)” or “(low)” designation indicates the credit rating is in the middle of the category. The following summarizes the ratings used by Morningstar DBRS for long-term debt:
“AAA” – Highest credit quality. The capacity for the payment of financial obligations is exceptionally high and unlikely to be adversely affected by future events.
“AA” – Superior credit quality. The capacity for the payment of financial obligations is considered high. Credit quality differs from “AAA” only to a small degree. Unlikely to be significantly vulnerable to future events.
“A” – Good credit quality. The capacity for the payment of financial obligations is substantial, but of lesser credit quality than “AA.” May be vulnerable to future events, but qualifying negative factors are considered manageable.
“BBB” – Adequate credit quality. The capacity for the payment of financial obligations is considered acceptable. May be vulnerable to future events.
“BB” – Speculative, non-investment grade credit quality. The capacity for the payment of financial obligations is uncertain. Vulnerable to future events.
“B” – Highly speculative credit quality. There is a high level of uncertainty as to the capacity to meet financial obligations.
“CCC”, “CC” and “C” – Very highly speculative credit quality. In danger of defaulting on financial obligations. There is little difference between these three categories, although “CC” and “C” ratings categories are normally applied to obligations that are seen as highly likely to default, or subordinated to obligations rated in the “CCC” to “B” range. Obligations in respect of which default has not technically taken place but is considered inevitable may be rated in the “C” category.
“D” – When the issuer has filed under any applicable bankruptcy, insolvency or winding up statute or there is a failure to satisfy an obligation after the exhaustion of grace periods, a downgrade to “D” may occur. Morningstar DBRS may also use “SD” (Selective Default) in cases where only some securities are impacted, such as the case of a distressed exchange.
Municipal Note Ratings
An S&P Global Ratings U.S. municipal note rating reflects S&P Global Ratings’ opinion about the liquidity factors and market access risks unique to the notes. Notes due in three years or less will likely receive a note rating. Notes with an original maturity of more than three years will most likely receive a long-term debt rating. In determining which type of rating, if any, to assign, S&P Global Ratings’ analysis will review the following considerations:
•Amortization schedule - the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and
•Source of payment - the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.
Municipal Short-Term Note rating categories are as follows:
“SP-1” – Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.
“SP-2” – Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.
“SP-3” – Speculative capacity to pay principal and interest.
“D” – ‘D’ is assigned upon failure to pay the note when due, completion of a distressed debt restructuring, or the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions.
Moody’s uses the global short-term Prime rating scale (listed above under Short-Term Credit Ratings) for commercial paper issued by U.S. municipalities and nonprofits. These commercial paper programs may be backed by external letters of credit or liquidity facilities, or by an issuer's self-liquidity.
For other short-term municipal obligations, Moody's uses one of two other short-term rating scales, the Municipal Investment Grade (“MIG”) and Variable Municipal Investment Grade (“VMIG”) scales provided below.
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Moody's uses the MIG scale for U.S. municipal cash flow notes, bond anticipation notes and certain other short-term obligations, which typically mature in three years or less.
“MIG-1” – This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.
“MIG-2” – This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.
“MIG-3” – This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.
“SG” – This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.
In the case of variable rate demand obligations (“VRDOs”), Moody's assigns both a long-term rating and a short-term payment obligation rating. The long-term rating addresses the issuer's ability to meet scheduled principal and interest payments. The short-term payment obligation rating addresses the ability of the issuer or the liquidity provider to meet any purchase price payment obligation resulting from optional tenders (“on demand”) and/or mandatory tenders of the VRDO. The short-term payment obligation rating uses the VMIG scale. Transitions of VMIG ratings with conditional liquidity support differ from transitions of Prime ratings reflecting the risk that external liquidity support will terminate if the issuer’s long-term rating drops below investment grade.
Moody's typically assigns the VMIG rating if the frequency of the payment obligation is less than every three years. If the frequency of the payment obligation is less than three years but the obligation is payable only with remarketing proceeds, the VMIG short-term rating is not assigned and it is denoted as “NR”.
“VMIG-1” – This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections.
“VMIG-2” – This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections.
“VMIG-3” – This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections.
“SG” – This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have a sufficiently strong short-term rating or may lack the structural and/or legal protections.
About Credit Ratings
An S&P Global Ratings issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The opinion reflects S&P Global Ratings’ view of the obligor’s capacity and willingness to meet its financial commitments as they come due, and this opinion may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default.
Moody’s credit ratings assigned on Moody's global long-term and short-term rating scales are forward-looking opinions of the relative credit risks of financial obligations issued by non-financial corporates, financial institutions, structured finance vehicles, project finance vehicles, and public sector entities. Moody’s defines credit risk as the risk that an entity may not meet its contractual financial obligations as they come due and any estimated financial loss in the event of default or impairment. The contractual financial obligations addressed by Moody’s ratings are those that call for, without regard to enforceability, the payment of an ascertainable amount, which may vary based upon standard sources of variation (e.g., floating interest rates), by an ascertainable date. Moody’s rating addresses the issuer’s ability to obtain cash sufficient to service the obligation, and its willingness to pay. Moody’s ratings do not address non-standard sources of variation in the amount of the principal obligation (e.g., equity indexed), absent an express statement to the contrary in a press release accompanying an initial rating.
Fitch’s credit ratings are forward-looking opinions on the relative ability of an entity or obligation to meet financial commitments. Issuer Default Ratings (IDRs) are assigned to corporations, sovereign entities, and financial institutions, such as banks, leasing companies and insurers, and public finance entities (local and regional governments). Issue-level ratings are also assigned and often include an expectation of recovery, which may be notched above or below the issuer-level rating. Issue ratings are assigned to secured and unsecured debt securities, loans, preferred stock and other instruments. Credit ratings are indications of the likelihood of repayment in accordance with the terms of the issuance. In limited cases, Fitch may include additional considerations (i.e., rate to a higher or lower standard than that implied in the obligation's documentation).
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Credit ratings provided by Morningstar DBRS are forward-looking opinions about credit risk which reflect the creditworthiness of an issuer, rated entity, security and/or obligations. Credit ratings are not statements of fact. While historical statistics, performance, and expert opinion (on, e.g., financial statements or legal matters) can be important considerations, credit ratings are not based solely on such; they include subjective considerations and involve expectations for future performance or events that cannot be guaranteed. As such, and to the extent that future events and economic conditions do not match expectations, credit ratings assigned to issuers, entities, securities, and/or obligations can change. Credit ratings are also based on approved and applicable methodologies, which are periodically updated and when material changes are deemed necessary, which may also lead to changes in credit ratings.
Credit ratings typically provide an opinion on the risk that an issuer will fail to satisfy the financial obligations in accordance with the terms under which an obligation was issued. In some cases, credit ratings may also include consideration for the relative ranking of claims and recovery, should default occur. Credit ratings are meant to provide opinions on relative measures of risk and are not based on expectations of any specific default probability, nor are they meant to predict such.
The data and information on which Morningstar DBRS bases its opinions is not audited or verified by Morningstar DBRS, although, Morningstar DBRS conducts a reasonableness review of information received and relied upon in accordance with its Methodologies and policies.
Morningstar DBRS uses rating symbols as a concise method of expressing its opinion to the market. However, as there are credit risk differentials that exist across the credit rating spectrum and given the limited number of rating categories, Morningstar DBRS does not assert that credit ratings in the same category are exactly the same quality.

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Yields for You Income Strategy A ETF (YFYA)
Yields for You Strategy B ETF (YFYB)*
Relative Strength Managed Volatility Strategy ETF (RSMV)

*The Fund has not yet commenced operations and is not available for purchase.

Each, a series of Listed Funds Trust
Listed on NYSE Arca, Inc.

PROSPECTUS

April 30, 2026

These securities have not been approved or disapproved by the U.S. Securities and Exchange Commission (the “SEC”), nor has the SEC passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

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YIELDS FOR YOU INCOME STRATEGY A ETF - FUND SUMMARY
Investment Objective
The Yields for You Income Strategy A ETF (the “Strategy A ETF” or the “Fund”) seeks total return (i.e. income and capital appreciation) consistent with the preservation of capital.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund (“Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below.

Shareholder Fees (fees paid directly from your investment)	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	1.00%
Distribution and/or Service (12b-1) Fees	0.00%
Other Expenses	0.00%
Acquired Fund Fees and Expenses	0.25%
Total Annual Fund Operating Expenses[1]	1.25%
1 The Total Annual Fund Operating Expenses will not correlate to the expense ratio in the Fund’s Financial Highlights and financial statements because the Financial Highlights and financial statements include only the direct operating expenses incurred by the Fund and exclude Acquired Fund Fees and Expenses, which are the indirect costs of investing in other investment companies.
Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The Example does not take into account brokerage commissions that you may pay on your purchases and sales of Shares. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	$127	3 Years	$397	5 Years	$686	10 Years	$1,511
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in the Total Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. For the fiscal period January 30, 2025 (commencement of operations) through December 31, 2025, the Fund’s portfolio turnover rate was 12% of the average value of its portfolio.
Principal Investment Strategies
The Strategy A ETF is an actively managed exchange-traded fund (“ETF”) that operates as a “fund-of-funds.” Under normal market conditions the Fund seeks to achieve its investment objective by investing primarily in a combination of other exchange-traded funds (“Underlying ETFs”). Such Underlying ETFs may pursue a variety of investment strategies and in some cases, be managed or sponsored by an entity affiliated with the Adviser. The Underlying ETFs, in turn, primarily invest in a core portfolio of investment grade debt securities, high-quality government bonds and preferred stock, U.S. Government and agency securities, other fixed income securities (described below), and cash and cash equivalents. The Fund may also invest in Underlying ETFs that invest in equity securities and utilize equity-related derivatives, such as options, futures and swaps.
The Adviser determines specific investments for the Fund by first examining the current economic environment, interest rate trends, and overall market conditions using a variety of quantitative measures (e.g., beta, standard deviation, alpha, Sharpe ratio, tracking error, maximum drawdown, up/down capture ratios, expense ratios, average holding period/turnover, durations, fund holdings, and weights) to determine an allocation or weighting framework among the various asset classes described above (e.g., government bonds, preferred stock, and government and agency securities). The Adviser then selects Underlying ETFs with holdings generally consistent with these asset class exposures and whose investment objectives and strategies are generally in line with the Adviser’s market outlook expectations.
The Adviser may adjust the asset class framework and/or the narrower asset class allocations, or the allocations to individual Underlying ETFs, at any time based on the Adviser’s views of market conditions, its outlook for various asset classes or other factors that it determines are relevant in seeking to achieve the Fund’s investment objective (“dynamic rebalancing”). For example, the
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Adviser may engage in dynamic rebalancing by adjusting the asset class framework during periods of rising interest rates to favor short-term government bonds or, conversely, when rates are expected to stabilize or decline, the Fund may adjust the asset class framework to emphasize longer-duration bonds to lock in higher yields for extended periods. The Adviser would then make the appropriate adjustments to its Underlying ETF allocations to reflect the updated asset class allocations. As market conditions shift, the Adviser may also employ actively managed strategies to buy and sell Underlying ETFs, invest in individual securities, or make other tactical adjustments to the Fund’s portfolio to seek to achieve the Fund’s investment objective.
Fixed income securities in an Underlying ETF’s portfolio may include investment grade debt securities, including U.S. Government securities (e.g., Treasury bills, notes, bonds and other debt obligations issued by the Treasury or U.S. government-sponsored enterprises), corporate bonds, mortgage-related securities, and other asset-backed securities; foreign debt securities; debt instruments of varying duration; convertible securities; variable and floating rate loans; and inflation-indexed bonds. While the Underlying ETFs may invest in securities with any maturity or duration, the Adviser seeks to maintain an effective duration for the Fund of one year or less under normal market conditions. Effective duration is a measure of a security’s price volatility or the risk associated with changes in interest rates. An Underlying ETF may have a portion of its assets invested in non-investment-grade debt securities, often referred to as “junk bonds,” which are considered speculative. The Fund and the Underlying ETFs also may invest in cash equivalents, including repurchase agreements, commercial paper and variable rate demand notes.
Equity securities in an Underlying ETF’s portfolio will primarily consist of preferred stock of large- and mid-capitalization companies with strong fundamentals. Some Underlying ETFs may also invest in equity-related derivatives to both increase the return and to hedge or protect against adverse movements in interest rates and/or the securities markets. The Underlying ETFs in which the Fund invests may also invest in real estate investment trusts (“REITs”).
The Fund is expected to be as fully invested as practical, although it may maintain liquidity reserves to meet redemption requests. The Fund may invest a significant portion of its assets in any single Underlying ETF. The Fund, indirectly through the Underlying ETFs, may at times be heavily invested in one or more sectors.
Principal Investment Risks
The principal risks of investing in the Fund are summarized below. In addition to the Fund’s direct investment, because the Fund is a “fund of funds,” the principal risks of investing in the Fund are closely related to the principal risks associated with the Underlying ETFs and their investments. To the extent a reference refers to the Fund, it should be read to refer to the Underlying ETFs where the context requires. The principal risks are presented in alphabetical order to facilitate finding particular risks and comparing them with the risks of other funds. Each risk summarized below is considered a “principal risk” of investing in the Fund, regardless of the order in which it appears. As with any investment, there is a risk that you could lose all or a portion of your investment in the Fund. Some or all of these risks may adversely affect the Fund’s net asset value (“NAV”), trading price, yield, total return and/or ability to meet its investment objective. The following risks could affect the value of your investment in the Fund:
•Active Management Risk. The Fund is actively managed and its performance reflects investment decisions that the Adviser makes for the Fund. Such judgments about the Fund’s investments may prove to be incorrect. If the investments selected and the strategies employed by the Fund fail to produce the intended results, the Fund could underperform as compared to other funds with similar investment objectives and/or strategies, or could have negative returns. In addition, the Adviser’s evaluations and assumptions regarding investments, interest rates, inflation, and other factors may not successfully achieve the Fund’s investment objective given actual market conditions.
•Asset Allocation Fund of Funds Risk. Asset allocation decisions, techniques, or analyses, or models implemented by the Adviser may not produce the expected returns, may cause the Fund’s shares to lose value or may cause the Fund to underperform other funds with similar investment goals. Although the theory behind asset allocation is that diversification among asset classes can help reduce volatility over the long term, you still may lose money and/or experience price volatility. Performance of and the Adviser's assumptions about asset classes and Underlying ETFs may diverge from historical performance and assumptions used to develop allocations in light of actual market conditions. There is a risk that you could achieve better returns by investing in individual ETFs or funds representing a single asset class rather than investing in a fund of funds. The Fund’s performance is also closely related to the Underlying ETFs’ performance and ability to meet their investment goals. Shareholders bear indirectly the expenses of the Underlying ETFs in which the Fund invests in addition to the Fund’s management fee so there is a risk of an additional layer or layers of fees. The Fund’s actual asset class allocations may deviate from the intended allocation because an Underlying ETF’s investments can change due to market movements, the Underlying ETF manager’s investment decisions or other factors, which could result in the Underlying ETF’s risk/return target not being met. As a fund of funds, the Fund is exposed to the same risks as the Underlying ETFs in proportion to the Fund’s allocation to those Underlying ETFs. To the extent that the Fund invests a significant portion of its assets in a single Underlying ETF, it may be more susceptible to risks associated with that ETF and its investments.
•Cash and Cash Equivalents Risk. Holding cash or cash equivalents rather than securities or other instruments, even strategically, may cause the Fund to risk losing opportunities to participate in market appreciation, and may cause the Fund to experience potentially lower returns than other funds that remain fully invested.
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•Convertible Securities Risk. Convertible securities are subject to the risks affecting both equity and fixed income securities, including market, credit, liquidity and interest rate risk.
•Counterparty Risk. Investing in derivatives involves entering into contracts with third parties (i.e., counterparties). The use of derivatives involves risks that are different from those associated with ordinary portfolio securities transactions. The Underlying ETFs will be subject to credit risk (i.e., the risk that a counterparty is or is perceived to be unwilling or unable to make timely payments or otherwise meet its contractual obligations) with respect to the amount they expect to receive from counterparties to derivatives entered into by the Fund. If a counterparty becomes bankrupt or fails to perform its obligations, or if any collateral posted by the counterparty for the benefit of the Underlying ETF is insufficient or there are delays in the Underlying ETF’s ability to access such collateral, the value of an investment in the Underlying ETFs may decline. The counterparty to a listed futures contract is the derivatives clearing organization for the listed future. The listed future is held through a futures commission merchant (“FCM”) acting on behalf of the Underlying ETF. Consequently, the counterparty risk on a listed futures contract is the creditworthiness of the FCM and the exchange’s clearing corporation.
•Cybersecurity Risk. Cybersecurity incidents may allow an unauthorized party to gain access to Fund assets or proprietary information, or cause the Fund, the Adviser, and/or other service providers (including custodians and financial intermediaries) to suffer data breaches or data corruption. Additionally, cybersecurity failures or breaches of the electronic systems of the Fund, the Adviser, the Fund’s other service providers, market makers, Authorized Participants (“APs”), the Fund’s primary listing exchange, or the issuers of securities in which the Fund invests have the ability to disrupt and negatively affect the Fund’s business operations, including the ability to purchase and sell Shares, potentially resulting in financial losses to the Fund and its shareholders.
•Derivatives Risk. The Underlying ETF’s derivative investments have risks, including the imperfect correlation between the value of such instruments and the underlying assets or index; the loss of principal, including the potential loss of amounts greater than the initial amount invested in the derivative instrument; and illiquidity of the derivative investments. The derivatives used by the Underlying ETF may give rise to a form of leverage. Leverage magnifies the potential for gain; however it may result in greater losses, which in some cases may cause the Underlying ETF to liquidate other portfolio investments at inopportune times (e.g., at a loss to comply with limits on leverage and derivatives risk limits imposed by the 1940 Act and the rules thereunder or when the Adviser otherwise would have preferred to hold the investment) or to meet redemption requests. Certain of the Underlying ETF’s transactions in derivatives could also affect the amount, timing, and character of distributions to shareholders, which may result in the Underlying ETF realizing more short-term capital gain and ordinary income subject to tax at ordinary income tax rates than it would if it did not engage in such transactions, which may adversely impact the Underlying ETF’s after-tax returns. To the extent the Underlying ETF invests in such derivative instruments, the value of the Underlying ETF’s portfolio is likely to experience greater volatility over short-term periods.
•Early Close/Trading Halt Risk. An exchange or market may close or issue trading halts on specific investments, or the ability to buy or sell certain securities or financial instruments may be restricted, which may result in the Fund being unable to buy or sell certain securities or financial instruments. In such circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments, and/or may incur substantial trading losses.
•Equity Securities Risk. The equity securities held in the Fund’s portfolio may experience sudden, unpredictable drops in value or long periods of decline in value. This may occur because of factors that affect securities markets generally or factors affecting specific issuers, industries, sectors or companies in which the Fund invests. Common stocks are susceptible to general stock market fluctuations and to volatile increases and decreases in value as market confidence in and perceptions of their issuers change. Preferred stocks are subject to the risk that the dividend on the stock may be changed or omitted by the issuer, and that participation in the growth of an issuer may be limited.
•ETF Risks. The Fund is an ETF and invests in other ETFs. As a result of its structure, it is exposed, directly or indirectly, to the following risks:
◦Authorized Participants, Market Makers, and Liquidity Providers Concentration Risk. The Fund has a limited number of financial institutions that may act as APs. In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. Shares may trade at a material discount to NAV and possibly face delisting if either: (i) APs exit the business or otherwise become unable to process creation and/or redemption orders and no other APs step forward to perform these services, or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.
◦Costs of Buying or Selling Shares Risk. Due to the costs of buying or selling Shares, including brokerage commissions imposed by brokers and bid/ask spreads, frequent trading of Shares may significantly reduce investment results and an investment in Shares may not be advisable for investors who anticipate regularly making small investments.
◦Shares May Trade at Prices Other Than NAV Risk. As with all ETFs, Shares may be bought and sold in the secondary market at market prices. Although it is expected that the market price of Shares will approximate the Fund’s NAV, there may be times when the market price of Shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount)
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due to supply and demand of Shares or during periods of market volatility. This risk is heightened in times of market volatility, periods of steep market declines, and periods when there is limited trading activity for Shares in the secondary market, in which case such premiums or discounts may be significant. Because securities held by the Fund may trade on foreign exchanges that are closed when the Fund’s primary listing exchange is open, the Fund is likely to experience premiums or discounts greater than those of ETFs that invest in and hold only securities and other investments that are listed and trade in the U.S.
◦Trading Risk. Although Shares are listed for trading on the NYSE Arca, Inc. (the “Exchange”) and may be traded on U.S. exchanges other than the Exchange, there can be no assurance that Shares will trade with any volume, or at all, on any stock exchange. In stressed market conditions, the liquidity of Shares may begin to mirror the liquidity of the Fund’s underlying portfolio holdings, which can be significantly less liquid than the Shares.
•Fixed Income Securities Risk. Generally, the value of fixed income securities will change inversely with changes in interest rates. As interest rates rise, the market value of fixed income securities tends to decrease. Conversely, as interest rates fall, the market value of fixed income securities tends to increase. This risk will be greater for long-term securities than for short-term securities. In recent periods, governmental financial regulators, including the U.S. Federal Reserve, have taken steps to decrease interest rates. Changes in government intervention may have adverse effects on investments, volatility, and the liquidity of debt markets.
◦Call Risk. During periods of falling interest rates, an issuer of a callable bond held by an Underlying ETF may “call” or repay the security prior to its stated maturity, and the Fund may have to reinvest the proceeds at lower interest rates, resulting in a decline in an Underlying ETF’s income.
◦Credit Risk. Credit risk refers to the possibility that the issuer of a security will not be able to make payments of interest and principal when due. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of an investment in that issuer.
◦Event Risk. Event risk is the risk that corporate issuers may undergo restructurings, such as mergers, leveraged buyouts, takeovers, or similar events financed by increased debt. As a result of the added debt, the credit quality and market value of a company’s bonds and/or other debt securities may decline significantly.
◦Extension Risk. When interest rates rise, certain obligations will be paid off by the obligor more slowly than anticipated, causing the value of these securities to fall.
◦Inflation Risk. The market price of debt securities generally falls as inflation increases because the purchasing power of the future income and repaid principal is expected to be worth less when received by the Fund. Debt securities that pay a fixed rather than variable interest rate are especially vulnerable to inflation risk because variable-rate debt securities may be able to participate, over the long term, in rising interest rates which have historically corresponded with long-term inflationary trends.
◦Interest Rate Risk. Generally, the value of fixed income securities will change inversely with changes in interest rates. As interest rates rise, the market value of fixed income securities tends to decrease. Conversely, as interest rates fall, the market value of fixed income securities tends to increase. This risk will be greater for long-term securities than for short-term securities. Changes in government intervention may have adverse effects on investments, volatility, and illiquidity in debt markets.
◦Prepayment Risk. When interest rates fall, certain obligations will be paid off by the obligor more quickly than originally anticipated, and the proceeds may have to be invested in securities with lower yields.
•Floating and Variable Rate Securities Risk. These securities pay interest at rates that change periodically to reflect changes in market interest rates. Because these securities adjust the interest they pay, they may be beneficial when interest rates are rising because of the additional return the Underlying ETF will receive, and they may be detrimental when interest rates are falling because of the reduction in interest payments to the Underlying ETF.
•Foreign Securities Risk. Investments in non-U.S. securities involve certain risks that may not be present with investments in U.S. securities. These include risks of adverse changes in foreign economic, political, regulatory and other conditions; changes in currency exchange rates or exchange control regulations (including limitations on currency movements and exchanges); differing accounting, auditing, financial reporting, and legal standards and practices; differing securities market structures; and higher transaction costs. In addition, the securities of some foreign companies may be less liquid and, at times, more volatile than securities of comparable U.S. companies.
•Government Obligations Risk. No assurance can be given that the U.S. government will provide financial support to U.S. government-sponsored agencies or instrumentalities where it is not obligated to do so by law, such as the Federal National Mortgage Association (“Fannie Mae”) and the Federal Home Loan Mortgage Corporation (“Freddie Mac”). Securities issued by Fannie Mae and Freddie Mac have historically been supported only by the discretionary authority of the U.S. government. While the U.S. government provides financial support to various U.S. government-sponsored agencies and instrumentalities, such as
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Fannie Mae and Freddie Mac, no assurance can be given that it will always do so. In September 2008, at the direction of the U.S. Department of the Treasury, Fannie Mae and Freddie Mac were placed into conservatorship under the Federal Housing Finance Agency (“FHFA”), an independent regulator, and they remain in such status as of the date of this Prospectus. The U.S. government also took steps to provide additional financial support to Fannie Mae and Freddie Mac.
•Hedging Risk. Derivatives used by the Underlying ETFs to reduce volatility and generate returns may not perform as intended. There can be no assurance that the Underlying ETFs’ strategies will be effective. Such derivatives may expose the Underlying ETF, and therefore the Fund, to losses, e.g., option premiums, to which it would not have otherwise been exposed. Further, the use of derivatives to hedge may not fully protect the Underlying ETF, and therefore the Fund, against declines in the value of its portfolio securities.
•High-Yield Securities Risk. The fixed income investments held by an Underlying ETF that are rated below investment grade, also known as “junk bonds”, are subject to additional risk factors such as increased possibility of default, illiquidity of the security, and changes in value based on public perception of the issuer. The price of high yield securities tends to be subject to greater volatility due to issuer-specific factors, such as operating results and outlook and to real or perceived adverse economic and competitive industry conditions. Such securities are generally considered speculative because they present a greater risk of loss, including default, than higher quality fixed income investments.
•Index Tracking Risk. Certain Underlying ETFs or other investment companies in which the Fund invests are not actively managed and instead attempt to track the performance of an unmanaged index of securities. This differs from an actively managed fund, which typically seeks to outperform a benchmark index. As a result, its holdings will hold constituent securities of the applicable index regardless of the current or projected performance of a specific security or a particular industry or market sector. Maintaining investments in securities regardless of market conditions or the performance of individual securities could cause the Underling ETF’s or Fund’s return to be lower than if it had employed an active strategy. In addition, the return may not match or achieve a high degree of correlation with the return of the applicable index due to expenses and transaction costs incurred in adjusting its portfolio. It is possible it may not always fully replicate the performance of the index.
•Inflation-Indexed Bonds Risk. Inflation-indexed bonds are debt securities whose principal value is periodically adjusted according to the rate of inflation. Two structures are common. The U.S. Treasury and some other issuers use a structure that accrues inflation into the principal value of the bond. Most other issuers pay out the Consumer Price Index (“CPI”) accruals as part of a semi-annual coupon. Although inflation-indexed bonds may be somewhat less liquid than Treasury Securities, they are generally as liquid as most other government securities. If the periodic adjustment rate measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds, even during a period of deflation. However, the current market value of the bonds is not guaranteed and will fluctuate. An Underlying ETF may also invest in other inflation related bonds which may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal.
•Limited Operating History Risk. The Fund is a recently organized investment company with a limited operating history. As a result, prospective investors have a limited track record or history on which to base their investment decision.
•Liquidity Risk. Liquidity risk exists when particular investments are difficult to purchase or sell. This can reduce the Fund’s returns because the Fund may be unable to transact at advantageous times or prices.
•Market Capitalization Risk.
◦Large-Capitalization Investing Risk. The securities of large-capitalization companies may be relatively mature compared to smaller companies and, therefore, subject to slower growth during times of economic expansion. Large-capitalization companies also may be unable to respond quickly to new competitive challenges, such as changes in technology and consumer tastes.
◦Mid-Capitalization Investing Risk. The securities of mid-capitalization companies may be more vulnerable to adverse issuer, market, political, or economic developments than securities of large-capitalization companies. The securities of mid-capitalization companies generally trade in lower volumes and are subject to greater and more unpredictable price changes than large-capitalization stocks or the stock market as a whole. Some mid-capitalization companies have limited product lines, markets, financial resources, and management personnel and tend to concentrate on fewer geographical markets relative to large-capitalization companies.
•Market Risk. The trading prices of securities and other instruments fluctuate in response to a variety of factors. These factors include events impacting the entire market or specific market segments, such as political, market and economic developments, as well as events that impact specific issuers. The Fund’s NAV and market price, like security and commodity prices generally, may fluctuate significantly in response to these and other factors. As a result, an investor could lose money over short or long periods of time. In addition, government actions or interventions (including, but not limited, to the threat or imposition of tariffs, trade restrictions, currency restrictions or similar actions) as well as developments related to economic, political (including
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geopolitical), social, public health, market, extreme weather, natural or man-made disasters, or other conditions or events have in the past and may in the future result in volatility in financial markets and reduced liquidity in equity, credit, and/or debt markets, which could adversely impact the Fund and its investments and their value and performance. These developments as well as other events could result in further market volatility and negatively affect financial asset prices, the liquidity of certain securities and the normal operations of securities exchanges and other markets.
•Mortgage- and Asset-Backed Securities Risk. The Underlying ETFs may invest in U.S. government agency-backed mortgage- and asset-backed securities. Mortgage- and asset-backed securities are subject to interest rate risk. Modest movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain types of these securities. When interest rates fall, mortgage- and asset-backed securities may be subject to prepayment risk. When interest rates rise, certain types of mortgage- and asset-backed securities are subject to extension risk. Mortgage- and asset-backed securities can also be subject to the risk of default on the underlying residential or commercial mortgage(s) or other assets.
•Non-Diversification Risk. The Fund is considered to be non-diversified, which means that it may invest more of its assets in the securities of a single issuer or a smaller number of issuers than if it were a diversified fund. As a result, the Fund may be more exposed to the risks associated with and developments affecting an individual issuer or a smaller number of issuers than a fund that invests more widely. This may increase the Fund’s volatility and cause the performance of a relatively smaller number of issuers to have a greater impact on the Fund’s performance.
•Other Investment Companies Risk. The risks of investment in other investment companies, including ETFs, typically reflect the risks of the types of instruments in which the investment companies invest. By investing in another investment company, the Fund becomes a shareholder of that investment company and bears its proportionate share of the fees and expenses of the other investment company. The Fund will incur higher and duplicative expenses when it invests in other investment companies, however, the Adviser will not collect management fees for managing Fund assets invested in affiliated ETFs. Investments in ETFs are also subject to the “ETF Risks” described above.
•Preferred Stock Risk. Preferred stock is subject to the risk that the dividend on the stock may be changed or omitted by the issuer, and that participation in the growth of an issuer may be limited.
•REIT Risk. Investment in real estate companies, including REITs, exposes the Fund to the risks of owning real estate directly. Real estate is highly sensitive to general and local economic conditions and developments. The U.S. real estate market may experience and has, in the past, experienced a decline in value, with certain regions experiencing significant losses in property values. Many real estate companies, including REITs, utilize leverage (and some may be highly leveraged), which increases investment risk and the risk normally associated with debt financing, and could potentially increase the Fund’s volatility and losses. Exposure to such real estate may adversely affect Fund performance. Further, REITs are dependent upon specialized management skills, and their investments may be concentrated in relatively few properties, or in a small geographic area or a single property type. REITs also are subject to heavy cash flow dependency and, as a result, are particularly reliant on the proper functioning of capital markets. A variety of economic and other factors may adversely affect a lessee’s ability to meet its obligations to a REIT. In the event of a default by a lessee, the REIT may experience delays in enforcing its rights as a lessor and may incur substantial costs associated in protecting its investments. In addition, a REIT could fail to qualify for favorable regulatory treatment.
•Sector Risk. The Fund’s investing approach may result in an emphasis on certain sectors or sub-sectors of the market at any given time. To the extent the Fund invests more heavily in one sector or sub-sector of the market, it thereby presents a more concentrated risk and its performance will be especially sensitive to developments that significantly affect those sectors or sub-sectors. In addition, the value of Shares may change at different rates compared to the value of shares of a fund with investments in a more diversified mix of sectors and industries. An individual sector or sub-sector of the market may have above-average performance during particular periods, but may also move up and down more than the broader market. The several industries that constitute a sector may all react in the same way to economic, political or regulatory events. The Fund’s performance could also be affected if the sectors or sub-sectors do not perform as expected. Alternatively, the lack of exposure to one or more sectors or sub-sectors may adversely affect performance.
•Valuation Risk. The Underlying ETFs may hold securities or other assets that may be valued on the basis of factors other than readily available market quotations. This may occur because the asset or security does not trade on a centralized exchange, or in times of market turmoil or reduced liquidity. There are multiple methods that can be used to value a portfolio holding when market quotations are not readily available. The value established for any portfolio holding at a point in time might differ from what would be produced using a different methodology or if it had been priced using market quotations. Portfolio holdings that are valued using techniques other than market quotations, including “fair valued” assets or securities, may be subject to greater fluctuation in their valuations from one day to the next than if market quotations were used. In addition, there is no assurance that an Underlying ETF could sell or close out a portfolio position for the value established for it at any time, and it is possible that an Underlying ETF would incur a loss because a portfolio position is sold or closed out at a discount to the valuation established by the Underlying ETF at that time. The ability to value investments may be impacted by technological issues or errors by pricing services or other third-party service providers.
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Performance
Performance information for the Fund is not included because the Fund did not have a full calendar year of performance prior to the date of this Prospectus. In the future, performance information for the Fund will be presented in this section. Updated performance information is available on the Fund’s website at www.teucrium.com.
Management

Investment Adviser:	Teucrium Investment Advisors, LLC
Portfolio Managers:	Yehoshua “Leibel” Sternbach, Springer Harris, and Joran Haugens, each a Portfolio Manager of the Adviser, have been portfolio managers of the Fund since its inception in January 2025. Chris Small, a Portfolio Manager of the Adviser, has been a portfolio manager of the Fund since July 2025.

For important information about the purchase and sale of Fund shares, tax information and financial intermediary compensation, please turn to “Purchase and Sale of Fund Shares, Taxes and Financial Intermediary Compensation” on page 22.
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YIELDS FOR YOU STRATEGY B ETF - FUND SUMMARY
Investment Objective
The Yields for You Strategy B ETF (the “Strategy B ETF” or the “Fund”) seeks current income while maintaining prospects for capital appreciation.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund (“Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below.

Shareholder Fees (fees paid directly from your investment)	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	1.00%
Distribution and/or Service (12b-1) Fees	0.00%
Other Expenses[1]	0.00%
Acquired Fund Fees and Expenses[1]	0.22%
Total Annual Fund Operating Expenses[2]	1.22%
1 Estimated for the current fiscal year.
2    The Total Annual Fund Operating Expenses do not correlate to the expense ratio in the Fund’s Financial Highlights and financial statements because the Financial Highlights and financial statements include only the direct operating expenses incurred by the Fund and exclude Acquired Fund Fees and Expenses, which are the indirect costs of investing in other investment companies.
Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The Example does not take into account brokerage commissions that you may pay on your purchases and sales of Shares. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	$124	3 Years	$387
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in the Total Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. The Fund’s portfolio turnover rate has been omitted because the Fund had not commenced investment operations prior to the date of this Prospectus.
Principal Investment Strategies
The Strategy B ETF is an actively managed exchange-traded fund (“ETF”) that operates as a “fund-of-funds.” Under normal market conditions the Fund seeks to achieve its investment objective by investing primarily in a combination of other exchange-traded funds (“Underlying ETFs”). Such Underlying ETFs may pursue a variety of investment strategies and in some cases, be managed or sponsored by an entity affiliated with the Adviser. The Underlying ETFs, in turn, primarily invest in a wide variety of core fixed income interest- and dividend-paying securities, such as high-quality corporate and government bonds, U.S. Government and agency securities, and preferred stock. The Fund will also invest in Underlying ETFs that seek to provide large- and mid-cap market exposure while attempting to limit downside risk through various strategies, such as “buffered” ETFs or equity-focused ETFs that utilize hedging strategies. Many such ETFs “ladder” their buffered or hedged equity investments, which means they stagger their investments over different time periods. In general, the Adviser manages the Fund with a 3- to 5-year investment horizon prioritizing investments that the Adviser believes provide predictable, steady income generation, durability to yield and interest rate changes, and lower-than-average historical volatility.
The Adviser determines specific investments for the Fund by first examining the current economic environment, interest rate trends, and overall market conditions using a variety of quantitative measures (e.g., beta, standard deviation, alpha, Sharpe ratio, tracking error, maximum drawdown, up/down capture ratios, expense ratios, average holding period/turnover, durations, fund holdings, and weights) to determine an allocation or weighting framework among the various asset classes described above (e.g., corporate bonds, Treasuries, preferred stock, etc.). The Adviser then selects Underlying ETFs with holdings generally consistent with these asset class
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exposures and whose investment objectives and strategies are generally in line with the Adviser’s market outlook expectations. Underlying ETFs that operate as passively managed index funds may invest directly in the component securities of the benchmark index or may seek to track the performance of the benchmark index by investing in a representative sample of Index components.
The Adviser may adjust the asset class framework and/or the narrower asset class allocations, or the allocations to individual Underlying ETFs, at any time based on the Adviser’s views of market conditions, its outlook for various asset classes or other factors that it determines are relevant in seeking to achieve the Fund’s investment objective (“dynamic rebalancing”). For example, the Adviser may engage in dynamic rebalancing by adjusting the asset class framework to reflect a shorter-term view of the markets or a particular asset class, to seek to capture upside opportunities or mitigate risk from market events. The Adviser would then make the appropriate adjustments to its Underlying ETF allocations to reflect the updated asset class allocations. As market conditions shift, the Adviser may also employ actively managed strategies to buy and sell Underlying ETFs, invest in individual securities, or make other tactical adjustments to the Fund’s portfolio to seek to achieve the Fund’s investment objective.
Fixed income securities in an Underlying ETF’s portfolio may include investment grade debt securities, including U.S. Government securities (e.g., Treasury bills, notes, bonds and other debt obligations issued by the Treasury), corporate bonds, mortgage-related securities, and other asset-backed securities; foreign debt securities; debt instruments of varying duration; convertible securities; variable and floating rate loans; and inflation-indexed bonds.
Equity securities in an Underlying ETF’s portfolio will primarily consist of preferred stock, growth and value common stocks; the stock of large- and mid-capitalization companies; sector-specific stocks; and domestic and foreign stocks. An Underlying ETF may also invest in equity-related derivatives, such as options, futures and swaps, to increase the return or to hedge or protect against adverse movements in interest rates and/or the securities markets, or a combination thereof. The Underlying ETFs in which the Fund invests may also invest in real estate investment trusts (“REITs”).
Buffered ETFs (also known as “structured” or “defined” outcome ETFs) are a type of ETF that seek to offer downside protection and a pre-defined range of outcomes over a set period. The Fund may invest up to 20% of its net assets in Buffered ETFs. As a shareholder of a Buffered ETF, the Fund is subject to an upside return cap that represents the maximum return an investor can achieve from an investment in the Buffered ETF for a defined investment period. It is also possible the Fund may purchase shares of a Buffered ETF that is near or at its upside return cap or otherwise hold its shares of a Buffered ETF for a period shorter than the defined outcome period. In each case, the Fund may not benefit from the protection provided by the “buffer,” or floor. In addition, there is no guarantee that a Buffered ETF will achieve its investment objective. The Fund does not pursue a defined outcome strategy and does not seek to provide any buffer against or floor on potential losses.
The Fund is expected to be as fully invested as practical, although it may maintain liquidity reserves to meet redemption requests. The Fund may invest a significant portion of its assets in any single Underlying ETF. The Fund, indirectly through the Underlying ETFs, may at times be heavily invested in one or more sectors.
Principal Investment Risks
The principal risks of investing in the Fund are summarized below. In addition to the Fund’s direct investment, because the Fund is a “fund of funds,” the principal risks of investing in the Fund are closely related to the principal risks associated with the Underlying ETFs and their investments. To the extent a reference refers to the Fund, it should be read to refer to the Underlying ETFs where the context requires. The principal risks are presented in alphabetical order to facilitate finding particular risks and comparing them with the risks of other funds. Each risk summarized below is considered a “principal risk” of investing in the Fund, regardless of the order in which it appears. As with any investment, there is a risk that you could lose all or a portion of your investment in the Fund. Some or all of these risks may adversely affect the Fund’s net asset value (“NAV”), trading price, yield, total return and/or ability to meet its investment objective. The following risks could affect the value of your investment in the Fund:
•Active Management Risk. The Fund is actively managed and its performance reflects investment decisions that the Adviser makes for the Fund. Such judgments about the Fund’s investments may prove to be incorrect. If the investments selected and the strategies employed by the Fund fail to produce the intended results, the Fund could underperform as compared to other funds with similar investment objectives and/or strategies, or could have negative returns. In addition, the Adviser’s evaluations and assumptions regarding investments, interest rates, inflation, and other factors may not successfully achieve the Fund’s investment objective given actual market conditions.
•Asset Allocation Fund of Funds Risk. Asset allocation decisions, techniques, or analyses, or models implemented by the Adviser may not produce the expected returns, may cause the Fund’s shares to lose value or may cause the Fund to underperform other funds with similar investment goals. Although the theory behind asset allocation is that diversification among asset classes can help reduce volatility over the long term, you still may lose money and/or experience price volatility. Performance of and the Adviser's assumptions about asset classes and Underlying ETFs may diverge from historical performance and assumptions used to develop allocations in light of actual market conditions. There is a risk that you could achieve better returns by investing in individual ETFs or funds representing a single asset class rather than investing in a fund of funds. The Fund’s performance is also closely related to the Underlying ETFs’ performance and ability to meet their investment goals. Shareholders bear indirectly the expenses of the Underlying ETFs in which the Fund invests in addition to the Fund’s management fee so there is a risk of an
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additional layer or layers of fees. The Fund’s actual asset class allocations may deviate from the intended allocation because an Underlying ETF’s investments can change due to market movements, the Underlying ETF manager’s investment decisions or other factors, which could result in the Underlying ETF’s risk/return target not being met. As a fund of funds, the Fund is exposed to the same risks as the Underlying ETFs in proportion to the Fund’s allocation to those Underlying ETFs. To the extent that the Fund invests a significant portion of its assets in a single Underlying ETF, it may be more susceptible to risks associated with that ETF and its investments.
•Buffered Strategy Investment Risk. There can be no guarantee that the Underlying ETFs will be successful in their strategy to provide downside protection against losses and the Fund may not be able to take advantage of Underlying ETF buffers. In periods of extreme market volatility, an Underlying ETFs downside protection may be significantly less than the buffer. In addition, because the buffer is structured to protect an Underlying ETF’s loss of NAV, to the extent the Fund sells Underlying ETFs on an exchange and the ETF is trading at prices that deviate from NAV, the Fund may not realize the full value of the of the downside protection or benefit from the full value of any appreciation up to any maximum cap on returns of the Underlying ETF. The Fund may also not receive the benefit of investments in Underlying ETFs that have a maximum cap on returns because it cannot participate in any gains beyond the cap. In periods of heightened market volatility, an Underlying ETF’s upside limit may be significantly lower than the cap because caps may change from period to period.
The Fund may purchase shares of one or more underlying buffered ETFs that are near or at their cap or without the protection provided by a buffer. Because the Fund may buy an underlying buffered ETF on days other than the first day of the ETF’s outcome period and sell on days other than the last day of the ETF’s outcome period, it is not likely that the Fund will realize the stated outcome of the underlying buffered ETF. During any rebalance period, the underlying buffered ETF may not be equally weighted, so the Fund may be exposed to one or more Underlying ETFs disproportionately. Under such circumstances the Fund may be exposed to the overweighted performance of certain underlying buffered ETFs. The Fund does not pursue a defined outcome strategy and does not provide any buffer or floor against losses. You may experience significant losses on investments in the Fund.
•Cash and Cash Equivalents Risk. Holding cash or cash equivalents rather than securities or other instruments, even strategically, may cause the Fund to risk losing opportunities to participate in market appreciation, and may cause the Fund to experience potentially lower returns than other funds that remain fully invested.
•Convertible Securities Risk. Convertible securities are subject to the risks affecting both equity and fixed income securities, including market, credit, liquidity and interest rate risk.
•Counterparty Risk. Investing in derivatives involves entering into contracts with third parties (i.e., counterparties). The use of derivatives involves risks that are different from those associated with ordinary portfolio securities transactions. The Underlying ETFs will be subject to credit risk (i.e., the risk that a counterparty is or is perceived to be unwilling or unable to make timely payments or otherwise meet its contractual obligations) with respect to the amount they expect to receive from counterparties to derivatives entered into by the Fund. If a counterparty becomes bankrupt or fails to perform its obligations, or if any collateral posted by the counterparty for the benefit of the Underlying ETF is insufficient or there are delays in the Underlying ETF’s ability to access such collateral, the value of an investment in the Underlying ETFs may decline. The counterparty to a listed futures contract is the derivatives clearing organization for the listed future. The listed future is held through a futures commission merchant (“FCM”) acting on behalf of the Underlying ETF. Consequently, the counterparty risk on a listed futures contract is the creditworthiness of the FCM and the exchange’s clearing corporation.
•Cybersecurity Risk. Cybersecurity incidents may allow an unauthorized party to gain access to Fund assets or proprietary information, or cause the Fund, the Adviser, and/or other service providers (including custodians and financial intermediaries) to suffer data breaches or data corruption. Additionally, cybersecurity failures or breaches of the electronic systems of the Fund, the Adviser, the Fund’s other service providers, market makers, Authorized Participants (“APs”), the Fund’s primary listing exchange, or the issuers of securities in which the Fund invests have the ability to disrupt and negatively affect the Fund’s business operations, including the ability to purchase and sell Shares, potentially resulting in financial losses to the Fund and its shareholders.
•Derivatives Risk. The Underlying ETF’s derivative investments have risks, including the imperfect correlation between the value of such instruments and the underlying assets or index; the loss of principal, including the potential loss of amounts greater than the initial amount invested in the derivative instrument; and illiquidity of the derivative investments. The derivatives used by the Underlying ETF may give rise to a form of leverage. Leverage magnifies the potential for gain; however it may result in greater losses, which in some cases may cause the Underlying ETF to liquidate other portfolio investments at inopportune times (e.g., at a loss to comply with limits on leverage and derivatives risk limits imposed by the 1940 Act and the rules thereunder or when the Adviser otherwise would have preferred to hold the investment) or to meet redemption requests. Certain of the Underlying ETF’s transactions in derivatives could also affect the amount, timing, and character of distributions to shareholders, which may result in the Underlying ETF realizing more short-term capital gain and ordinary income subject to tax at ordinary income tax rates than it would if it did not engage in such transactions, which may adversely impact the Underlying ETF’s after-tax returns. To the extent
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the Underlying ETF invests in such derivative instruments, the value of the Underlying ETF’s portfolio is likely to experience greater volatility over short-term periods.
•Early Close/Trading Halt Risk. An exchange or market may close or issue trading halts on specific investments, or the ability to buy or sell certain securities or financial instruments may be restricted, which may result in the Fund being unable to buy or sell certain securities or financial instruments. In such circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments, and/or may incur substantial trading losses.
•Equity Securities Risk. The equity securities held in the Fund’s portfolio may experience sudden, unpredictable drops in value or long periods of decline in value. This may occur because of factors that affect securities markets generally or factors affecting specific issuers, industries, sectors or companies in which the Fund invests. Common stocks are susceptible to general stock market fluctuations and to volatile increases and decreases in value as market confidence in and perceptions of their issuers change. Preferred stocks are subject to the risk that the dividend on the stock may be changed or omitted by the issuer, and that participation in the growth of an issuer may be limited.
•ETF Risks. The Fund is an ETF and invests in other ETFs. As a result of its structure, it is exposed, directly or indirectly, to the following risks:
◦Authorized Participants, Market Makers, and Liquidity Providers Concentration Risk. The Fund has a limited number of financial institutions that may act as APs. In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. Shares may trade at a material discount to NAV and possibly face delisting if either: (i) APs exit the business or otherwise become unable to process creation and/or redemption orders and no other APs step forward to perform these services, or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.
◦Costs of Buying or Selling Shares Risk. Due to the costs of buying or selling Shares, including brokerage commissions imposed by brokers and bid/ask spreads, frequent trading of Shares may significantly reduce investment results and an investment in Shares may not be advisable for investors who anticipate regularly making small investments.
◦Shares May Trade at Prices Other Than NAV Risk. As with all ETFs, Shares may be bought and sold in the secondary market at market prices. Although it is expected that the market price of Shares will approximate the Fund’s NAV, there may be times when the market price of Shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount) due to supply and demand of Shares or during periods of market volatility. This risk is heightened in times of market volatility, periods of steep market declines, and periods when there is limited trading activity for Shares in the secondary market, in which case such premiums or discounts may be significant. Because securities held by the Fund may trade on foreign exchanges that are closed when the Fund’s primary listing exchange is open, the Fund is likely to experience premiums or discounts greater than those of ETFs that invest in and hold only securities and other investments that are listed and trade in the U.S.
◦Trading Risk. Although Shares are listed for trading on the NYSE Arca, Inc. (the “Exchange”) and may be traded on U.S. exchanges other than the Exchange, there can be no assurance that Shares will trade with any volume, or at all, on any stock exchange. In stressed market conditions, the liquidity of Shares may begin to mirror the liquidity of the Fund’s underlying portfolio holdings, which can be significantly less liquid than the Shares.
•Fixed Income Securities Risk. Generally, the value of fixed income securities will change inversely with changes in interest rates. As interest rates rise, the market value of fixed income securities tends to decrease. Conversely, as interest rates fall, the market value of fixed income securities tends to increase. This risk will be greater for long-term securities than for short-term securities. In recent periods, governmental financial regulators, including the U.S. Federal Reserve, have taken steps to decrease interest rates. Changes in government intervention may have adverse effects on investments, volatility, and the liquidity of debt markets.
◦Call Risk. During periods of falling interest rates, an issuer of a callable bond held by an Underlying ETF may “call” or repay the security prior to its stated maturity, and the Fund may have to reinvest the proceeds at lower interest rates, resulting in a decline in an Underlying ETF’s income.
◦Credit Risk. Credit risk refers to the possibility that the issuer of a security will not be able to make payments of interest and principal when due. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of an investment in that issuer.
◦Event Risk. Event risk is the risk that corporate issuers may undergo restructurings, such as mergers, leveraged buyouts, takeovers, or similar events financed by increased debt. As a result of the added debt, the credit quality and market value of a company’s bonds and/or other debt securities may decline significantly.
◦Extension Risk. When interest rates rise, certain obligations will be paid off by the obligor more slowly than anticipated, causing the value of these securities to fall.
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◦Inflation Risk. The market price of debt securities generally falls as inflation increases because the purchasing power of the future income and repaid principal is expected to be worth less when received by the Fund. Debt securities that pay a fixed rather than variable interest rate are especially vulnerable to inflation risk because variable-rate debt securities may be able to participate, over the long term, in rising interest rates which have historically corresponded with long-term inflationary trends.
◦Interest Rate Risk. Generally, the value of fixed income securities will change inversely with changes in interest rates. As interest rates rise, the market value of fixed income securities tends to decrease. Conversely, as interest rates fall, the market value of fixed income securities tends to increase. This risk will be greater for long-term securities than for short-term securities. Changes in government intervention may have adverse effects on investments, volatility, and illiquidity in debt markets.
◦Prepayment Risk. When interest rates fall, certain obligations will be paid off by the obligor more quickly than originally anticipated, and the proceeds may have to be invested in securities with lower yields.
•Floating and Variable Rate Securities Risk. These securities pay interest at rates that change periodically to reflect changes in market interest rates. Because these securities adjust the interest they pay, they may be beneficial when interest rates are rising because of the additional return the Underlying ETF will receive, and they may be detrimental when interest rates are falling because of the reduction in interest payments to the Underlying ETF.
•Foreign Securities Risk. Investments in non-U.S. securities involve certain risks that may not be present with investments in U.S. securities. These include risks of adverse changes in foreign economic, political, regulatory and other conditions; changes in currency exchange rates or exchange control regulations (including limitations on currency movements and exchanges); differing accounting, auditing, financial reporting, and legal standards and practices; differing securities market structures; and higher transaction costs. In addition, the securities of some foreign companies may be less liquid and, at times, more volatile than securities of comparable U.S. companies.
•Government Obligations Risk. No assurance can be given that the U.S. government will provide financial support to U.S. government-sponsored agencies or instrumentalities where it is not obligated to do so by law, such as the Federal National Mortgage Association (“Fannie Mae”) and the Federal Home Loan Mortgage Corporation (“Freddie Mac”). Securities issued by Fannie Mae and Freddie Mac have historically been supported only by the discretionary authority of the U.S. government. While the U.S. government provides financial support to various U.S. government-sponsored agencies and instrumentalities, such as Fannie Mae and Freddie Mac, no assurance can be given that it will always do so. In September 2008, at the direction of the U.S. Department of the Treasury, Fannie Mae and Freddie Mac were placed into conservatorship under the Federal Housing Finance Agency (“FHFA”), an independent regulator, and they remain in such status as of the date of this Prospectus. The U.S. government also took steps to provide additional financial support to Fannie Mae and Freddie Mac.
•Growth Investing Risk. Growth stocks can be volatile for several reasons. Since those companies usually invest a high portion of earnings in their businesses, they may lack the dividends of value stocks that can cushion stock prices in a falling market. The prices of growth stocks are based largely on projections of the issuer’s future earnings and revenues. If a company’s earnings or revenues fall short of expectations, its stock price may fall dramatically.
•Hedging Risk. Derivatives used by the Underlying ETFs to reduce volatility and generate returns may not perform as intended. There can be no assurance that the Underlying ETFs’ strategies will be effective. Such derivatives may expose the Underlying ETF, and therefore the Fund, to losses, e.g., option premiums, to which it would not have otherwise been exposed. Further, the use of derivatives to hedge may not fully protect the Underlying ETF, and therefore the Fund, against declines in the value of its portfolio securities.
•Index Tracking Risk. Certain Underlying ETFs or other investment companies in which the Fund invests are not actively managed and instead attempt to track the performance of an unmanaged index of securities. This differs from an actively managed fund, which typically seeks to outperform a benchmark index. As a result, its holdings will hold constituent securities of the applicable index regardless of the current or projected performance of a specific security or a particular industry or market sector. Maintaining investments in securities regardless of market conditions or the performance of individual securities could cause the Underling ETF’s or Fund’s return to be lower than if it had employed an active strategy. In addition, the return may not match or achieve a high degree of correlation with the return of the applicable index due to expenses and transaction costs incurred in adjusting its portfolio. It is possible it may not always fully replicate the performance of the index.
•Inflation-Indexed Bonds Risk. Inflation-indexed bonds are debt securities whose principal value is periodically adjusted according to the rate of inflation. Two structures are common. The U.S. Treasury and some other issuers use a structure that accrues inflation into the principal value of the bond. Most other issuers pay out the Consumer Price Index (“CPI”) accruals as part of a semi-annual coupon. Although inflation-indexed bonds may be somewhat less liquid than Treasury Securities, they are generally as liquid as most other government securities. If the periodic adjustment rate measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted
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for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds, even during a period of deflation. However, the current market value of the bonds is not guaranteed and will fluctuate. An Underlying ETF may also invest in other inflation related bonds which may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal.
•Liquidity Risk. Liquidity risk exists when particular investments are difficult to purchase or sell. This can reduce the Fund’s returns because the Fund may be unable to transact at advantageous times or prices.
•Market Capitalization Risk.
◦Large-Capitalization Investing Risk. The securities of large-capitalization companies may be relatively mature compared to smaller companies and, therefore, subject to slower growth during times of economic expansion. Large-capitalization companies also may be unable to respond quickly to new competitive challenges, such as changes in technology and consumer tastes.
◦Mid-Capitalization Investing Risk. The securities of mid-capitalization companies may be more vulnerable to adverse issuer, market, political, or economic developments than securities of large-capitalization companies. The securities of mid-capitalization companies generally trade in lower volumes and are subject to greater and more unpredictable price changes than large-capitalization stocks or the stock market as a whole. Some mid-capitalization companies have limited product lines, markets, financial resources, and management personnel and tend to concentrate on fewer geographical markets relative to large-capitalization companies.
•Market Risk. The trading prices of securities and other instruments fluctuate in response to a variety of factors. These factors include events impacting the entire market or specific market segments, such as political, market and economic developments, as well as events that impact specific issuers. The Fund’s NAV and market price, like security and commodity prices generally, may fluctuate significantly in response to these and other factors. As a result, an investor could lose money over short or long periods of time. In addition, government actions or interventions (including, but not limited, to the threat or imposition of tariffs, trade restrictions, currency restrictions or similar actions) as well as developments related to economic, political (including geopolitical), social, public health, market, extreme weather, natural or man-made disasters, or other conditions or events have in the past and may in the future result in volatility in financial markets and reduced liquidity in equity, credit, and/or debt markets, which could adversely impact the Fund and its investments and their value and performance. These developments as well as other events could result in further market volatility and negatively affect financial asset prices, the liquidity of certain securities and the normal operations of securities exchanges and other markets.
•Mortgage- and Asset-Backed Securities Risk. The Underlying ETFs may invest in U.S. government agency-backed mortgage- and asset-backed securities. Mortgage- and asset-backed securities are subject to interest rate risk. Modest movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain types of these securities. When interest rates fall, mortgage- and asset-backed securities may be subject to prepayment risk. When interest rates rise, certain types of mortgage- and asset-backed securities are subject to extension risk. Mortgage- and asset-backed securities can also be subject to the risk of default on the underlying residential or commercial mortgage(s) or other assets.
•New Fund Risk. The Fund is a recently organized investment company with no operating history. As a result, prospective investors have no track record or history on which to base their investment decision.
•Non-Diversification Risk. The Fund is considered to be non-diversified, which means that it may invest more of its assets in the securities of a single issuer or a smaller number of issuers than if it were a diversified fund. As a result, the Fund may be more exposed to the risks associated with and developments affecting an individual issuer or a smaller number of issuers than a fund that invests more widely. This may increase the Fund’s volatility and cause the performance of a relatively smaller number of issuers to have a greater impact on the Fund’s performance.
•Other Investment Companies Risk. The risks of investment in other investment companies, including ETFs, typically reflect the risks of the types of instruments in which the investment companies invest. By investing in another investment company, the Fund becomes a shareholder of that investment company and bears its proportionate share of the fees and expenses of the other investment company. The Fund will incur higher and duplicative expenses when it invests in other investment companies, however, the Adviser will not collect management fees for managing Fund assets invested in affiliated ETFs. Investments in ETFs are also subject to the “ETF Risks” described above.
•Preferred Stock Risk. Preferred stock is subject to the risk that the dividend on the stock may be changed or omitted by the issuer, and that participation in the growth of an issuer may be limited.
•REIT Risk. Investment in real estate companies, including REITs, exposes the Fund to the risks of owning real estate directly. Real estate is highly sensitive to general and local economic conditions and developments. The U.S. real estate market may experience and has, in the past, experienced a decline in value, with certain regions experiencing significant losses in property values. Many real estate companies, including REITs, utilize leverage (and some may be highly leveraged), which increases investment risk and the risk normally associated with debt financing, and could potentially increase the Fund’s volatility and
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losses. Exposure to such real estate may adversely affect Fund performance. Further, REITs are dependent upon specialized management skills, and their investments may be concentrated in relatively few properties, or in a small geographic area or a single property type. REITs also are subject to heavy cash flow dependency and, as a result, are particularly reliant on the proper functioning of capital markets. A variety of economic and other factors may adversely affect a lessee’s ability to meet its obligations to a REIT. In the event of a default by a lessee, the REIT may experience delays in enforcing its rights as a lessor and may incur substantial costs associated in protecting its investments. In addition, a REIT could fail to qualify for favorable regulatory treatment.
•Sector Risk. The Fund’s investing approach may result in an emphasis on certain sectors or sub-sectors of the market at any given time. To the extent the Fund invests more heavily in one sector or sub-sector of the market, it thereby presents a more concentrated risk and its performance will be especially sensitive to developments that significantly affect those sectors or sub-sectors. In addition, the value of Shares may change at different rates compared to the value of shares of a fund with investments in a more diversified mix of sectors and industries. An individual sector or sub-sector of the market may have above-average performance during particular periods, but may also move up and down more than the broader market. The several industries that constitute a sector may all react in the same way to economic, political or regulatory events. The Fund’s performance could also be affected if the sectors or sub-sectors do not perform as expected. Alternatively, the lack of exposure to one or more sectors or sub-sectors may adversely affect performance.
•U.S. Treasury Obligations Risk. U.S. Treasury obligations may differ from other fixed income securities in their interest rates, maturities, times of issuance and other characteristics. Similar to other issuers, changes to the financial condition or credit rating of the U.S. government may cause the value of the Fund’s U.S. Treasury obligations to decline.
•Valuation Risk. The Underlying ETFs may hold securities or other assets that may be valued on the basis of factors other than readily available market quotations. This may occur because the asset or security does not trade on a centralized exchange, or in times of market turmoil or reduced liquidity. There are multiple methods that can be used to value a portfolio holding when market quotations are not readily available. The value established for any portfolio holding at a point in time might differ from what would be produced using a different methodology or if it had been priced using market quotations. Portfolio holdings that are valued using techniques other than market quotations, including “fair valued” assets or securities, may be subject to greater fluctuation in their valuations from one day to the next than if market quotations were used. In addition, there is no assurance that an Underlying ETF could sell or close out a portfolio position for the value established for it at any time, and it is possible that an Underlying ETF would incur a loss because a portfolio position is sold or closed out at a discount to the valuation established by the Underlying ETF at that time. The ability to value investments may be impacted by technological issues or errors by pricing services or other third-party service providers.
•Value Investing Risk. Because the Fund may utilize a value style of investing, the Fund could suffer losses or produce poor results relative to other funds, even in a rising market, if the Adviser’s assessment of a company’s value or prospects for exceeding earnings expectations or market conditions is incorrect.
Performance
The Fund is new and therefore does not have a performance history for a full calendar year. In the future, performance information for the Fund will be presented in this section. Updated performance information is available on the Fund’s website at www.teucrium.com.
Management

Investment Adviser:	Teucrium Investment Advisors, LLC
Portfolio Managers:	Yehoshua “Leibel” Sternbach, Springer Harris, and Joran Haugens, each a Portfolio Manager of the Adviser, have been portfolio managers of the Fund since its inception in January 2025. Chris Small, a Portfolio Manager of the Adviser, has been a portfolio manager of the Fund since July 2025.

For important information about the purchase and sale of Fund shares, tax information and financial intermediary compensation, please turn to “Purchase and Sale of Fund Shares, Taxes and Financial Intermediary Compensation” on page 22.
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RELATIVE STRENGTH MANAGED VOLATILITY STRATEGY ETF - FUND SUMMARY
Investment Objective
The Relative Strength Managed Volatility Strategy ETF (the “RSMV Strategy ETF” or the “Fund”) seeks capital appreciation.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund (“Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below.

Shareholder Fees (fees paid directly from your investment)	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.95%
Distribution and/or Service (12b-1) Fees	0.00%
Other Expenses	0.00%
Total Annual Fund Operating Expenses	0.95%
Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The Example does not take into account brokerage commissions that you may pay on your purchases and sales of Shares. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	$97	3 Years	$303	5 Years	$525	10 Years	$1,166
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in the Total Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. For the fiscal period January 13, 2025 (commencement of operations) through December 31, 2025, the Fund’s portfolio turnover rate was 591% of the average value of its portfolio.
Principal Investment Strategies
The RSMV Strategy ETF is an actively managed exchange-traded fund (“ETF”) that seeks to achieve its investment objective by investing primarily, under normal market conditions, in common stocks of U.S. growth companies. The Fund may invest in companies of any size, but typically invests in securities of issuers with market capitalizations in excess of $10 billion. The Fund invests for the long-term, meaning the Fund may hold securities in its portfolio with market capitalizations that have increased or decreased in value from the time of purchase. The Fund’s direct investment in common stocks typically consists of a focused portfolio of between 20 and 50 companies across varying sectors, although from time to time the Fund may hold fewer or more stocks depending on the Adviser’s assessment of available investment opportunities, and may focus its investments on companies in the same economic sector.
The Fund may also invest in other ETFs that invest in U.S. growth companies as well as real estate investment trusts (“REITs”). The Fund may also hold cash, cash equivalents and fixed income securities, either directly or through other investment companies, during periods of high market volatility. These securities consist primarily of investment grade debt securities, including U.S. Government securities (e.g., Treasury bills, notes, bonds and other debt obligations issued by the Treasury or U.S. government-sponsored enterprises), and high-quality corporate bonds. The Adviser may determine that it is appropriate to invest a substantial portion of the Fund’s assets in such instruments in response to certain circumstances, such as periods of market turmoil. For temporary defensive purposes, the Fund may invest without limitation in such instruments.
The Adviser determines specific investments for the Fund by using a top-down approach to examine the current macro-economic environment, trends between sectors, and overall market conditions using a variety of quantitative measures (such as value, momentum, size, quality, and volatility) to determine attractive asset allocations among sectors, industries, asset classes or individual securities, with a focus on identifying those that demonstrate the most attractive “momentum.” In general, momentum is the tendency of an investment category or security to exhibit persistence in its relative performance, with an emphasis on those categories or securities that have had better recent performance compared to peers. Determinations as to momentum are typically measured based on price movement and adjusted for measured volatility (increase or decrease in price over time), generally disfavoring investment categories or securities with too much volatility (and consequently higher risk) over time.
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Within categories of securities determined to have attractive momentum, the Adviser may also utilize a “bottom-up approach” through the use of various quantitative measures (e.g., various statistical and mathematical pricing models), and, at times, qualitative measures (e.g., assessments of company fundamentals, managements, etc.) to assess how well individual securities within investment categories align with the attractiveness of the overall category.
Principal Investment Risks
The principal risks of investing in the Fund are summarized below. The principal risks are presented in alphabetical order to facilitate finding particular risks and comparing them with the risks of other funds. Each risk summarized below is considered a “principal risk” of investing in the Fund, regardless of the order in which it appears. As with any investment, there is a risk that you could lose all or a portion of your investment in the Fund. Some or all of these risks may adversely affect the Fund’s net asset value (“NAV”), trading price, yield, total return and/or ability to meet its investment objective. The following risks could affect the value of your investment in the Fund:
•Active Management Risk. The Fund is actively managed and its performance reflects investment decisions that the Adviser makes for the Fund. Such judgments about the Fund’s investments may prove to be incorrect. If the investments selected and the strategies employed by the Fund fail to produce the intended results, the Fund could underperform as compared to other funds with similar investment objectives and/or strategies, or could have negative returns. In addition, the Adviser’s evaluations and assumptions regarding investments, interest rates, inflation, and other factors may not successfully achieve the Fund’s investment objective given actual market conditions.
•Cash and Cash Equivalents Risk. Holding cash or cash equivalents rather than securities or other instruments, even strategically, may cause the Fund to risk losing opportunities to participate in market appreciation, and may cause the Fund to experience potentially lower returns than other funds that remain fully invested.
•Cybersecurity Risk. Cybersecurity incidents may allow an unauthorized party to gain access to Fund assets or proprietary information, or cause the Fund, the Adviser, and/or other service providers (including custodians and financial intermediaries) to suffer data breaches or data corruption. Additionally, cybersecurity failures or breaches of the electronic systems of the Fund, the Adviser, the Fund’s other service providers, market makers, Authorized Participants (“APs”), the Fund’s primary listing exchange, or the issuers of securities in which the Fund invests have the ability to disrupt and negatively affect the Fund’s business operations, including the ability to purchase and sell Shares, potentially resulting in financial losses to the Fund and its shareholders.
•Early Close/Trading Halt Risk. An exchange or market may close or issue trading halts on specific investments, or the ability to buy or sell certain securities or financial instruments may be restricted, which may result in the Fund being unable to buy or sell certain securities or financial instruments. In such circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments, and/or may incur substantial trading losses.
•Equity Securities Risk. The equity securities held in the Fund’s portfolio may experience sudden, unpredictable drops in value or long periods of decline in value. This may occur because of factors that affect securities markets generally or factors affecting specific issuers, industries, sectors or companies in which the Fund invests. Common stocks are susceptible to general stock market fluctuations and to volatile increases and decreases in value as market confidence in and perceptions of their issuers change. Preferred stocks are subject to the risk that the dividend on the stock may be changed or omitted by the issuer, and that participation in the growth of an issuer may be limited.
•ETF Risks. The Fund is an ETF and invests in other ETFs. As a result of its structure, it is exposed directly or indirectly to the following risks:
◦Authorized Participants, Market Makers, and Liquidity Providers Concentration Risk. The Fund has a limited number of financial institutions that may act as APs. In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. Shares may trade at a material discount to NAV and possibly face delisting if either: (i) APs exit the business or otherwise become unable to process creation and/or redemption orders and no other APs step forward to perform these services, or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.
◦Costs of Buying or Selling Shares Risk. Due to the costs of buying or selling Shares, including brokerage commissions imposed by brokers and bid/ask spreads, frequent trading of Shares may significantly reduce investment results and an investment in Shares may not be advisable for investors who anticipate regularly making small investments.
◦Shares May Trade at Prices Other Than NAV Risk. As with all ETFs, Shares may be bought and sold in the secondary market at market prices. Although it is expected that the market price of Shares will approximate the Fund’s NAV, there may be times when the market price of Shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount) due to supply and demand of Shares or during periods of market volatility. This risk is heightened in times of market volatility, periods of steep market declines, and periods when there is limited trading activity for Shares in the secondary market, in which case such premiums or discounts may be significant.
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◦Trading Risk. Although Shares are listed for trading on the NYSE Arca, Inc. (the “Exchange”) and may be traded on U.S. exchanges other than the Exchange, there can be no assurance that Shares will trade with any volume, or at all, on any stock exchange. In stressed market conditions, the liquidity of Shares may begin to mirror the liquidity of the Fund’s underlying portfolio holdings, which can be significantly less liquid than the Shares.
•Fixed Income Securities Risk. Generally, the value of fixed income securities will change inversely with changes in interest rates. As interest rates rise, the market value of fixed income securities tends to decrease. Conversely, as interest rates fall, the market value of fixed income securities tends to increase. This risk will be greater for long-term securities than for short-term securities. In recent periods, governmental financial regulators, including the U.S. Federal Reserve, have taken steps to decrease interest rates. Changes in government intervention may have adverse effects on investments, volatility, and the liquidity of debt markets.
◦Call Risk. During periods of falling interest rates, an issuer of a callable bond held by the Fund may “call” or repay the security prior to its stated maturity, and the Fund may have to reinvest the proceeds at lower interest rates, resulting in a decline in the Fund’s income.
◦Credit Risk. Credit risk refers to the possibility that the issuer of a security will not be able to make payments of interest and principal when due. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of an investment in that issuer.
◦Event Risk. Event risk is the risk that corporate issuers may undergo restructurings, such as mergers, leveraged buyouts, takeovers, or similar events financed by increased debt. As a result of the added debt, the credit quality and market value of a company’s bonds and/or other debt securities may decline significantly.
◦Extension Risk. When interest rates rise, certain obligations will be paid off by the obligor more slowly than anticipated, causing the value of these securities to fall.
◦Inflation Risk. The market price of debt securities generally falls as inflation increases because the purchasing power of the future income and repaid principal is expected to be worth less when received by the Fund. Debt securities that pay a fixed rather than variable interest rate are especially vulnerable to inflation risk because variable-rate debt securities may be able to participate, over the long term, in rising interest rates which have historically corresponded with long-term inflationary trends.
◦Interest Rate Risk. Generally, the value of fixed income securities will change inversely with changes in interest rates. As interest rates rise, the market value of fixed income securities tends to decrease. Conversely, as interest rates fall, the market value of fixed income securities tends to increase. This risk will be greater for long-term securities than for short-term securities. Changes in government intervention may have adverse effects on investments, volatility, and illiquidity in debt markets.
◦Prepayment Risk. When interest rates fall, certain obligations will be paid off by the obligor more quickly than originally anticipated, and the proceeds may have to be invested in securities with lower yields.
•Government Obligations Risk. No assurance can be given that the U.S. government will provide financial support to U.S. government-sponsored agencies or instrumentalities where it is not obligated to do so by law, such as the Federal National Mortgage Association (“Fannie Mae”) and the Federal Home Loan Mortgage Corporation (“Freddie Mac”). Securities issued by Fannie Mae and Freddie Mac have historically been supported only by the discretionary authority of the U.S. government. While the U.S. government provides financial support to various U.S. government-sponsored agencies and instrumentalities, such as Fannie Mae and Freddie Mac, no assurance can be given that it will always do so. In September 2008, at the direction of the U.S. Department of the Treasury, Fannie Mae and Freddie Mac were placed into conservatorship under the Federal Housing Finance Agency (“FHFA”), an independent regulator, and they remain in such status as of the date of this Prospectus. The U.S. government also took steps to provide additional financial support to Fannie Mae and Freddie Mac.
•Growth Investing Risk. Growth stocks can be volatile for several reasons. Since those companies usually invest a high portion of earnings in their businesses, they may lack the dividends of value stocks that can cushion stock prices in a falling market. The prices of growth stocks are based largely on projections of the issuer’s future earnings and revenues. If a company’s earnings or revenues fall short of expectations, its stock price may fall dramatically.
•High Portfolio Turnover Risk. The Fund may frequently buy and sell investments. Higher portfolio turnover may result in the Fund paying higher levels of transaction costs and generating greater tax liabilities for shareholders. Portfolio turnover risk may cause the Fund’s performance to be less than you expect.
•Index Tracking Risk. Certain other investment companies in which the Fund invests are not actively managed and instead attempt to track the performance of an unmanaged index of securities. This differs from an actively managed fund, which typically seeks to outperform a benchmark index. As a result, its holdings will hold constituent securities of the applicable index regardless of the current or projected performance of a specific security or a particular industry or market sector. Maintaining investments in securities regardless of market conditions or the performance of individual securities could cause the Underling
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ETF’s or Fund’s return to be lower than if it had employed an active strategy. In addition, the return may not match or achieve a high degree of correlation with the return of the applicable index due to expenses and transaction costs incurred in adjusting its portfolio. It is possible it may not always fully replicate the performance of the index.
•Limited Operating History Risk. The Fund is a recently organized investment company with a limited operating history. As a result, prospective investors have a limited track record or history on which to base their investment decision.
•Liquidity Risk. Liquidity risk exists when particular investments are difficult to purchase or sell. This can reduce the Fund’s returns because the Fund may be unable to transact at advantageous times or prices.
•Market Capitalization Risk.
◦Large-Capitalization Investing Risk. The securities of large-capitalization companies may be relatively mature compared to smaller companies and, therefore, subject to slower growth during times of economic expansion. Large-capitalization companies also may be unable to respond quickly to new competitive challenges, such as changes in technology and consumer tastes.
◦Mid-Capitalization Investing Risk. The securities of mid-capitalization companies may be more vulnerable to adverse issuer, market, political, or economic developments than securities of large-capitalization companies. The securities of mid-capitalization companies generally trade in lower volumes and are subject to greater and more unpredictable price changes than large-capitalization stocks or the stock market as a whole. Some mid-capitalization companies have limited product lines, markets, financial resources, and management personnel and tend to concentrate on fewer geographical markets relative to large-capitalization companies.
◦Small-Capitalization Investing Risk. The securities of small-capitalization companies may be more vulnerable to adverse issuer, market, political, or economic developments than securities of large- or mid-capitalization companies. The securities of small-capitalization companies generally trade in lower volumes and are subject to greater and more unpredictable price changes than large- or mid-capitalization stocks or the stock market as a whole. Some small-capitalization companies have limited product lines, markets, and financial and managerial resources and tend to concentrate on fewer geographical markets relative to larger capitalization companies. There is typically less publicly available information concerning smaller-capitalization companies than for larger, more established companies. Small-capitalization companies also may be particularly sensitive to changes in interest rates, government regulation, borrowing costs and earnings.
•Market Risk. The trading prices of securities and other instruments fluctuate in response to a variety of factors. These factors include events impacting the entire market or specific market segments, such as political, market and economic developments, as well as events that impact specific issuers. The Fund’s NAV and market price, like security and commodity prices generally, may fluctuate significantly in response to these and other factors. As a result, an investor could lose money over short or long periods of time. In addition, government actions or interventions (including, but not limited, to the threat or imposition of tariffs, trade restrictions, currency restrictions or similar actions) as well as developments related to economic, political (including geopolitical), social, public health, market, extreme weather, natural or man-made disasters, or other conditions or events have in the past and may in the future result in volatility in financial markets and reduced liquidity in equity, credit, and/or debt markets, which could adversely impact the Fund and its investments and their value and performance. These developments as well as other events could result in further market volatility and negatively affect financial asset prices, the liquidity of certain securities and the normal operations of securities exchanges and other markets.
•Momentum Investing Risk. Securities that exhibit momentum characteristics may be more volatile than the market as a whole. In addition, the returns of securities that previously have exhibited price momentum may be less than the returns of other styles of investing. Momentum can turn quickly, and stocks that previously have exhibited high momentum may not experience continued positive momentum, and they may also experience rapid and substantial declines in value. In addition, there may be periods when the momentum style of investing is out of favor, and the investment performance of the Fund may be negatively affected compared to the returns from other styles of investing.
•Non-Diversification Risk. The Fund is considered to be non-diversified, which means that it may invest more of its assets in the securities of a single issuer or a smaller number of issuers than if it were a diversified fund. As a result, the Fund may be more exposed to the risks associated with and developments affecting an individual issuer or a smaller number of issuers than a fund that invests more widely. This may increase the Fund’s volatility and cause the performance of a relatively smaller number of issuers to have a greater impact on the Fund’s performance.
•Other Investment Companies Risk. The risks of investment in other investment companies, including ETFs, typically reflect the risks of the types of instruments in which the investment companies invest. By investing in another investment company, the Fund becomes a shareholder of that investment company and bears its proportionate share of the fees and expenses of the other investment company. The Fund will incur higher and duplicative expenses when it invests in other investment companies, however, the Adviser will not collect management fees for managing Fund assets invested in affiliated ETFs. Investments in ETFs are also subject to the “ETF Risks” described above.
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•REIT Risk. Investment in real estate companies, including REITs, exposes the Fund to the risks of owning real estate directly. Real estate is highly sensitive to general and local economic conditions and developments. The U.S. real estate market may experience and has, in the past, experienced a decline in value, with certain regions experiencing significant losses in property values. Many real estate companies, including REITs, utilize leverage (and some may be highly leveraged), which increases investment risk and the risk normally associated with debt financing, and could potentially increase the Fund’s volatility and losses. Exposure to such real estate may adversely affect Fund performance. Further, REITs are dependent upon specialized management skills, and their investments may be concentrated in relatively few properties, or in a small geographic area or a single property type. REITs also are subject to heavy cash flow dependency and, as a result, are particularly reliant on the proper functioning of capital markets. A variety of economic and other factors may adversely affect a lessee’s ability to meet its obligations to a REIT. In the event of a default by a lessee, the REIT may experience delays in enforcing its rights as a lessor and may incur substantial costs associated in protecting its investments. In addition, a REIT could fail to qualify for favorable regulatory treatment.
•Sector Risk. The Fund’s investing approach may result in an emphasis on certain sectors or sub-sectors of the market at any given time. To the extent the Fund invests more heavily in one sector or sub-sector of the market, it thereby presents a more concentrated risk and its performance will be especially sensitive to developments that significantly affect those sectors or sub-sectors. In addition, the value of Shares may change at different rates compared to the value of shares of a fund with investments in a more diversified mix of sectors and industries. An individual sector or sub-sector of the market may have above-average performance during particular periods, but may also move up and down more than the broader market. The several industries that constitute a sector may all react in the same way to economic, political or regulatory events. The Fund’s performance could also be affected if the sectors or sub-sectors do not perform as expected. Alternatively, the lack of exposure to one or more sectors or sub-sectors may adversely affect performance.
•U.S. Treasury Obligations Risk. U.S. Treasury obligations may differ from other fixed income securities in their interest rates, maturities, times of issuance and other characteristics. Similar to other issuers, changes to the financial condition or credit rating of the U.S. government may cause the value of the Fund’s U.S. Treasury obligations to decline.
•Valuation Risk. The Fund may hold securities or other assets that may be valued on the basis of factors other than readily available market quotations. This may occur because the asset or security does not trade on a centralized exchange, or in times of market turmoil or reduced liquidity. There are multiple methods that can be used to value a portfolio holding when market quotations are not readily available. The value established for any portfolio holding at a point in time might differ from what would be produced using a different methodology or if it had been priced using market quotations. Portfolio holdings that are valued using techniques other than market quotations, including “fair valued” assets or securities, may be subject to greater fluctuation in their valuations from one day to the next than if market quotations were used. In addition, there is no assurance that the Fund could sell or close out a portfolio position for the value established for it at any time, and it is possible that the Fund would incur a loss because a portfolio position is sold or closed out at a discount to the valuation established by a Fund at that time. The ability to value investments may be impacted by technological issues or errors by pricing services or other third-party service providers.
Performance
Performance information for the Fund is not included because the Fund did not have a full calendar year of performance prior to the date of this Prospectus. In the future, performance information for the Fund will be presented in this section. Updated performance information is available on the Fund’s website at www.teucrium.com.
Management

Investment Adviser:	Teucrium Investment Advisors, LLC
Portfolio Managers:	Ryan Borer, Springer Harris, and Joran Haugens, each a Portfolio Manager of the Adviser, have been portfolio managers of the Fund since its inception in January 2025. Chris Small, a Portfolio Manager of the Adviser, has been a portfolio manager of the Fund since July 2025.

For important information about the purchase and sale of Fund shares, tax information and financial intermediary compensation, please turn to “Purchase and Sale of Fund Shares, Taxes and Financial Intermediary Compensation” on page 22.
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PURCHASE AND SALE OF FUND SHARES, TAXES AND FINANCIAL INTERMEDIARY COMPENSATION
Purchase and Sale of Shares
The Funds issue and redeem Shares at NAV only in large blocks known as “Creation Units,” which only APs (typically, broker-dealers) may purchase or redeem. The Funds generally issue and redeem Creation Units in exchange for a portfolio of securities and/or a designated amount of U.S. cash.
Shares are listed on the Exchange, and individual Shares may only be bought and sold in the secondary market through a broker or dealer at market prices, rather than NAV. Because Shares trade at market prices rather than NAV, Shares may trade at a price greater than NAV (premium) or less than NAV (discount).
An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares (the “bid” price) and the lowest price a seller is willing to accept for Shares (the “ask” price) when buying or selling Shares in the secondary market. The difference in the bid and ask prices is referred to as the “bid-ask spread.”
Recent information regarding the Funds’ NAV, market price, how often Shares traded on the Exchange at a premium or discount, and bid-ask spreads can be found on the Funds’ website at www.teucrium.com.
Tax Information
The Funds’ distributions are generally taxable as ordinary income, qualified dividend income, or capital gains (or a combination), unless your investment is held in an individual retirement account (“IRA”) or other tax-advantaged account. Distributions on investments made through tax-deferred arrangements may be taxed later upon withdrawal of assets from those accounts.
Financial Intermediary Compensation
If you purchase Shares through a broker-dealer or other financial intermediary (such as a bank) (an “Intermediary”), the Adviser or its affiliates may pay Intermediaries for certain activities related to the Funds, including participation in activities that are designed to make Intermediaries more knowledgeable about exchange-traded products, including the Funds, or for other activities, such as marketing, educational training or other initiatives related to the sale or promotion of Shares. These payments may create a conflict of interest by influencing the Intermediary and your salesperson to recommend the Funds over another investment. Any such arrangements do not result in increased Fund expenses. Ask your salesperson or visit the Intermediary’s website for more information.
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ADDITIONAL INFORMATION ABOUT THE FUNDS
Investment Objectives
Each Fund’s investment objective may be changed by the Board of Trustees (the “Board”) of Listed Funds Trust (the “Trust”) without shareholder approval upon written notice to shareholders.
Principal Investment Strategies
Under normal market conditions, the Strategy A ETF and the Strategy B ETF operate as “fund of funds” and thus pursue their investment strategies by investing in Underlying ETFs or other investment companies. The RSMV Strategy ETF may also invest a substantial portion of its net assets in other investment companies. The Underlying ETFs or investment companies held be a Fund may be actively or passively managed. Each Fund may also, subject to applicable investment limitations, seek to achieve their investment objective by investing directly in the securities held by any Underlying ETFs or underlying investment company it holds. Each Fund may also focus its investments in securities of companies in the same economic sector.
To varying degrees, each Fund focuses on the duration and/or maturity of its direct or indirect holdings as a way to manage sensitivity to interest rates, among other things. Duration is a mathematical measure of a Fund’s or security’s price sensitivity to changes in interest rates. Each year of duration represents an expected 1% change in the NAV of a Fund or security for every 1% change in interest rates. Therefore, the longer a Fund’s or security’s duration, the more sensitive it will be to changes in interest rates. As such, a Fund with a long average duration (generally above 10 years) or intermediate average duration (generally between 3 and 10 years) will be more sensitive to changes in interest rates than a Fund with a short average duration (generally less than 3 years). For example, if a Fund has a weighted average duration of 5 years, its NAV would be expected to fall about 5% when interest rates rise by 1%. Duration is not necessarily equal to maturity. The maturity of a security, another commonly used measure of price sensitivity, measures only the time until final payment is due, whereas duration factors in the pattern of all payments of interest and principal over time, including how these payments are affected by prepayments and by changes in interest rates, as well as the time until an interest rate is reset (in the case of floating rate securities).
Weighted average maturity is the average of the current maturities of all bonds held by a Fund, calculated to weight more heavily those bonds held in higher dollar values by the Fund. Weighted average maturity is important as an indication of a portfolio’s sensitivity to changes in interest rates. Usually, the longer the weighted average maturity, the more fluctuation in share price you can expect. Mortgage-related securities are subject to prepayment of principal which can shorten the weighted average maturity of a Fund. Therefore, in the case of a Fund which holds mortgage-related securities, asset-backed securities and similar types of securities, the weighted average maturity of a Fund is equivalent to its weighted average life. Weighted average life is the weighted average maturity of the cash flows in the securities held by a Fund given certain prepayment assumptions.
Temporary Defensive Positions
To respond to adverse market, economic, political, or other conditions, a Fund may invest up to 100% of its assets in a temporary defensive manner by holding all or a substantial portion of its assets in cash, cash equivalents, or other high-quality short-term investments. Temporary defensive investments generally may include short-term U.S. government securities, commercial paper, bank obligations, repurchase agreements, money market fund shares, and other money market instruments. A Fund also may invest in these types of securities or hold cash while looking for suitable investment opportunities or to maintain liquidity. In these circumstances, a Fund may be unable to achieve its investment objective.
Principal Investment Risks
An investment in a Fund entails risks. A Fund could lose money, or its performance could trail that of other investment alternatives. In addition to a Fund’s direct investment, because each Fund may seek to achieve its investment objective through investing in Underlying ETFs, the principal risks of investing in a Fund are closely related to the principal risks associated with the Underlying ETFs and their investments. To the extent a reference refers to a Fund, it should be read to refer to the Underlying ETFs where the context requires. The following provides additional information about each Fund’s principal risks. It is important that investors closely review and understand these risks before making an investment in a Fund. Each risk applies to each Fund unless otherwise specified. Just as in each Fund’s summary section, the principal risks below are presented in alphabetical order to facilitate finding particular risks and comparing them with those of other funds. Each risk summarized below is considered a “principal risk” of investing in the applicable Fund, regardless of the order in which it appears.
•Active Management Risk. The Funds are actively managed and may not meet their investment objective based on the Adviser’s success or failure to implement strategies for a Fund. The Funds invest in complex instruments (each described below), including futures contracts. Such instruments may create enhanced risks for the Funds, and the Adviser’s ability to control a Funds level of risk will depend on the Adviser’s skill in managing such instruments. In addition, the Adviser’s evaluations and assumptions regarding investments, interest rates, inflation, and other factors may not successfully achieve a Fund’s investment objective given actual market conditions.
•Asset Allocation Fund of Funds Risk (Strategy A ETF and Strategy B ETF only). Asset allocation decisions, techniques, or analyses, or models implemented by the Adviser may not produce the expected returns, may cause a Fund’s shares to lose value
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or may cause a Fund to underperform other funds with similar investment goals. Although the theory behind asset allocation is that diversification among asset classes can help reduce volatility over the long term, you still may lose money and/or experience price volatility. Performance of and the Adviser's assumptions about asset classes and Underlying ETFs may diverge from historical performance and assumptions used to develop allocations in light of actual market conditions. There is a risk that you could achieve better returns by investing in individual ETFs or funds representing a single asset class rather than investing in a fund of funds. A Fund’s performance is also closely related to the Underlying ETFs’ performance and ability to meet their investment goals. Shareholders bear indirectly the expenses of the Underlying ETFs in which a Fund invests in addition to the Fund’s management fee so there is a risk of an additional layer or layers of fees. A Fund’s actual asset class allocations may deviate from the intended allocation because an Underlying ETF’s investments can change due to market movements, the Underlying ETF manager’s investment decisions or other factors, which could result in the Underlying ETF’s risk/return target not being met. As a fund of funds, each Fund is exposed to the same risks as the Underlying ETFs in proportion to the Fund’s allocation to those Underlying ETFs. To the extent that a Fund invests a significant portion of its assets in a single Underlying ETF, it may be more susceptible to risks associated with that ETF and its investments.
•Buffered Strategy Investment Risk (Strategy B ETF only). There can be no guarantee that the Underlying ETFs will be successful in their strategy to provide downside protection against losses and the Fund may not be able to take advantage of Underlying ETF buffers. In periods of extreme market volatility, an Underlying ETFs downside protection may be significantly less than the buffer. In addition, because the buffer is structured to protect an Underlying ETF’s loss of NAV, to the extent the Fund sells Underlying ETFs on an exchange and the ETF is trading at prices that deviate from NAV, the Fund may not realize the full value of the of the downside protection or benefit from the full value of any appreciation up to any maximum cap on returns of the Underlying ETF. The Fund may also not receive the benefit of investments in Underlying ETFs that have a maximum cap on returns because it cannot participate in any gains beyond the cap. In periods of heightened market volatility, an Underlying ETF’s upside limit may be significantly lower than the cap because caps may change from period to period.
The Fund may purchase shares of one or more underlying buffered ETFs that are near or at their cap or without the protection provided by a buffer. Because the Fund may buy an underlying buffered ETF on days other than the first day of the ETF’s outcome period and sell on days other than the last day of the ETF’s outcome period, it is not likely that the Fund will realize the stated outcome of the underlying buffered ETF. During any rebalance period, the underlying buffered ETF may not be equally weighted, so the Fund may be exposed to one or more Underlying ETFs disproportionately. Under such circumstances the Fund may be exposed to the overweighted performance of certain underlying buffered ETFs. The Fund does not pursue a defined outcome strategy and does not provide any buffer or floor against losses. You may experience significant losses on investments in the Fund.
•Cash and Cash Equivalents Risk. Holding cash or cash equivalents rather than securities or other instruments in which a Fund primarily invests, even strategically, may cause such Fund to risk losing opportunities to participate in market appreciation, and may cause such Fund to experience potentially lower returns than a Fund’s benchmark or other funds that remain fully invested. In rising markets, holding cash or cash equivalents will negatively affect a Fund’s performance relative to its benchmark.
•Convertible Securities Risk (Strategy A ETF and Strategy B ETF only). Convertible securities are generally subject to the risks of stocks when the underlying stock price is high relative to the conversion price (because the conversion feature is more valuable) and to the risks of debt securities when the underlying stock price is low relative to the conversion price (because the conversion feature is less valuable). Convertible securities are also generally subject to credit risk, as they tend to be of lower credit quality, and interest rate risk, though they generally are not as sensitive to interest rate changes as conventional debt securities. A convertible security’s value also tends to increase and decrease with the underlying stock and typically has less potential for gain or loss than the underlying stock.
•Counterparty Risk (Strategy A ETF and Strategy B ETF only). Investing in derivatives involves entering into contracts with third parties (i.e., counterparties). The use of derivatives involves risks that are different from those associated with ordinary portfolio securities transactions. The Underlying ETFs will be subject to credit risk (i.e., the risk that a counterparty is or is perceived to be unwilling or unable to make timely payments or otherwise meet its contractual obligations) with respect to the amount it expects to receive from counterparties to derivatives entered into by such Fund. If a counterparty becomes bankrupt or fails to perform its obligations, or if any collateral posted by the counterparty for the benefit of the Underlying ETF is insufficient or there are delays in the Underlying ETF’s ability to access such collateral, the value of an investment in such Underlying ETF may decline. The counterparty to a listed futures contract is the derivatives clearing organization for the listed future. The listed future is held through an FCM acting on behalf of the Underlying ETF. The Underlying ETF may also seek to mitigate risks by generally requiring that the counterparties agree to post collateral for the benefit of such Underlying ETF, marked to market daily, in an amount approximately equal to what the counterparty owes such Underlying ETF, subject to certain minimum thresholds. To the extent any such collateral is insufficient or there are delays in accessing the collateral, the Underlying ETF will be exposed to the risks described above, including possible delays in recovering amounts as a result of bankruptcy proceedings. Consequently, the counterparty risk on a listed futures contract is the creditworthiness of the FCM and the exchange’s clearing corporation.
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•Cybersecurity Risk. With the increased use of technologies such as the Internet and the dependence on computer systems to perform business and operational functions, funds (such as a Fund) and their service providers may be prone to operational and information security risks resulting from cyber-attacks and/or technological malfunctions. In general, cyber-attacks are deliberate, but unintentional events may have similar effects. Cyber-attacks include, among others, stealing or corrupting data maintained online or digitally, preventing legitimate users from accessing information or services on a website, releasing confidential information without authorization, and causing operational disruption. Cybersecurity incidents may allow an unauthorized party to gain access to Fund assets or proprietary information, or cause a Fund, the Adviser, and/or other service providers (including custodians and financial intermediaries) to suffer data breaches or data corruption. Additionally, cybersecurity failures or breaches of the electronic systems of a Fund, the Adviser, or a Fund’s other service providers, market makers, APs, a Fund’s primary listing exchange, or the issuers of securities in which a Fund invests have the ability to disrupt and negatively affect a Fund’s business operations, including the ability to purchase and sell Shares, potentially resulting in financial losses to a Fund and its shareholders. For instance, cyber-attacks or technical malfunctions may interfere with the processing of shareholder or other transactions, affect a Fund’s ability to calculate its NAV, cause the release of private shareholder information or confidential Fund information, impede trading, cause reputational damage, and subject a Fund to regulatory fines, penalties or financial losses, reimbursement or other compensation costs, and additional compliance costs. Cyber-attacks or technical malfunctions may render records of Fund assets and transactions, shareholder ownership of Shares, and other data integral to the functioning of a Fund inaccessible or inaccurate or incomplete. A Fund also may incur substantial costs for cybersecurity risk management to prevent cyber incidents in the future. A Fund and its respective shareholders could be negatively impacted as a result.
•Derivatives Risk (Strategy A ETF and Strategy B ETF only). The Underlying ETF’s use of options, futures, swaps or other derivative investments have risks, including the imperfect correlation between the value of such instruments and the underlying assets or index; the loss of principal, including the potential loss of amounts greater than the initial amount invested in the derivative instrument; and illiquidity of the derivative investments. The derivatives used by the Underlying ETF may give rise to a form of leverage. Leverage magnifies the potential for gain; however it may result in greater losses, which in some cases may cause the Underlying ETF to liquidate other portfolio investments at inopportune times (e.g., at a loss to comply with limits on leverage and asset segregation requirements imposed by the 1940 Act or when the investment adviser otherwise would have preferred to hold the investment) or to meet redemption requests. Certain of the Underlying ETF’s transactions in derivatives could also affect the amount, timing, and character of distributions to shareholders, which may result in the Underlying ETF realizing more short-term capital gain and ordinary income subject to tax at ordinary income tax rates than it would if it did not engage in such transactions, which may adversely impact the Underlying ETF’s after-tax returns. To the extent an Underlying ETF invests in such derivative instruments, the value of the Underlying ETF’s portfolio is likely to experience greater volatility over short-term periods. Certain derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligations. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those of investments in more traditional securities and instruments.
◦Futures Contracts Risk. The successful use of futures contracts draws upon the investment adviser’s skill and experience with respect to such instruments and is subject to special risk considerations. The primary risks associated with the use of futures contracts, which may adversely affect the Underlying ETF’s NAV and total return, are: (a) the imperfect correlation between the change in market value of the futures contracts and the price of underlying asset; (b) possible lack of a liquid secondary market for a futures contract and the resulting inability to close a forward or futures contract when desired; (c) losses caused by unanticipated market movements, which are potentially unlimited; (d) an investment adviser’s inability to predict correctly the direction of securities prices, interest rates, currency exchange rates and other economic factors; (e) the possibility that the counterparty will default in the performance of its obligations; and (f) if the Underlying ETF has insufficient cash, it may have to sell investments from its portfolio to meet daily variation margin requirements, and the Underlying ETF may have to sell investments at a time when it maybe disadvantageous to do so.
Investment in exchange-traded futures contracts may expose the Underlying ETF to the risks of a clearing broker (or a FCM). Under current regulations, a clearing broker or FCM maintains customers’ assets in a bulk segregated account. There is a risk that the Underlying ETF’s assets deposited with the clearing broker to serve as margin may be used to satisfy the broker’s own obligations or the losses of the broker’s other clients. In the event of default, the Underlying ETF could experience lengthy delays in recovering some or all of its assets and may not see any recovery at all. Because futures contracts project price levels in the future, market circumstances may cause a discrepancy between the price of a futures contract and the movement in the underlying asset. In the event of adverse price movements, the Underlying ETF may be required to post additional “variation margin” to satisfy the necessary collateral requirements of the FCM.
◦Options Risk. The buyer of an option acquires the right, but not the obligation, to buy (a call option) or sell (a put option) a certain quantity of a security (the underlying security) or instrument, including a futures contract or swap, at a certain price up to a specified point in time. The seller or writer of an option is obligated to sell (a call option) or buy (a put option) the underlying instrument. When an Underlying ETF sells an option, it gains the amount of the premium it receives, but also incurs a liability representing the value of the option it has sold until the option is either exercised and finishes “in the money,” meaning it has value and can be sold, or the option expires worthless, or the expiration of the option is “rolled,” or extended forward. The value of the options in which an Underlying ETF invests is based partly on the volatility used by
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market participants to price such options (i.e., implied volatility). Accordingly, increases in the implied volatility of such options will cause the value of such options to increase (even if the prices of the options’ underlying assets do not change), which will result in a corresponding increase in the liabilities of an Underlying ETF under such options and thus decrease the Underlying ETF’s NAV.
Options are often used to manage or hedge risk because they enable an investor to buy or sell an asset in the future at an agreed-upon price. Options used by an Underlying ETF to reduce volatility may not perform as intended and may not fully protect the Underlying ETF against declines in the value of its portfolio investments. Options also are used for other reasons, such as to manage exposure to changes in interest rates and bond prices; as an efficient means of adjusting overall exposure to certain markets; in an effort to enhance income; to protect the value of portfolio securities or other instruments; and to adjust portfolio duration.
Options are subject to correlation risk. The writing and purchasing of options are highly specialized activities as the successful use of options depends on the Underlying ETFs’ investment adviser’s ability to predict correctly future price fluctuations and the degree of correlation between the markets for options and the underlying instruments. Exchanges can limit the number of positions that can be held or controlled by an Underlying ETF or its investment adviser, thus limiting the ability to implement the Underlying ETF’s strategies. Options also are particularly subject to leverage risk and can be subject to liquidity risk. Because option premiums paid or received by an Underlying ETF are small in relation to the market value of the investments underlying the options, an Underlying ETF is exposed to the risk that buying and selling put and call options can be more speculative than investing directly in securities.
Purchasing put options may result in an Underlying ETF’s loss of premiums paid in the event that the put options expire unexercised. To the extent that an Underlying ETF reduces its put option holdings relative to the number of call options sold by the Underlying ETF, the Underlying ETF’s ability to mitigate losses in the event of a market decline will be reduced.
An Underlying ETF also may purchase or sell call and put options on a “covered” basis. A call option is “covered” if the Underlying ETF owns the security underlying the call or has an absolute right to acquire the security without additional cash consideration (or, if additional cash consideration is required, cash or cash equivalents in such amount are segregated by the Underlying ETF’s custodian). As a seller of covered call options, an Underlying ETF faces the risk that it will forgo the opportunity to profit from increases in the market value of the security covering the call option during an option’s life.
◦Swaps Agreements Risk. Swap agreements are contracts for periods ranging from one day to more than one year and may be negotiated bilaterally and traded OTC between two parties or, for certain standardized swaps, must be exchange-traded through a futures commission merchant or swap execution facility and/or cleared through a clearinghouse that serves as a central counterparty. In a standard swap transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. An Underlying ETF may enter into swap agreements, including, but not limited to total return swaps, index swaps, interest rate swaps, municipal market data rate locks, and credit default swaps. An Underlying ETF may utilize swap agreements in an attempt to gain exposure to certain securities without purchasing those securities to speculate on the movement of such securities or to hedge a position. Risks associated with the use of swap agreements are different from those associated with ordinary portfolio securities transactions, largely due to the fact they could be considered illiquid and many swaps currently trade on the OTC market. Swaps are particularly subject to counterparty credit, correlation, valuation, liquidity and leveraging risks and could result in substantial losses to an Underlying ETF.
The Commodity Futures Trading Commission and other applicable regulators have adopted rules imposing certain margin requirements, including minimums, on OTC swaps, which may result in an Underlying ETF and its counterparties posting higher margin amounts for OTC swaps, which could increase the cost of swap transactions to an Underlying ETF and impose added operational complexity.
•Early Close/Trading Halt Risk. An exchange or market may close or issue trading halts on specific investments, or the ability to buy or sell certain securities or financial instruments may be restricted, which may result in a Fund being unable to buy or sell certain securities or financial instruments. In such circumstances, a Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments, and/or may incur substantial trading losses.
•Equity Securities Risk. The Funds are designed for investors who can accept the risks of investing in a portfolio with significant equity holdings. Equity holdings tend to be more volatile than other investment choices such as bonds and money market instruments because common stockholders, or holders of equivalent interests, generally have inferior rights to receive payments from issuers in comparison with the rights of preferred stockholders, bondholders and other creditors of such issuers. The value of a Fund’s Shares will fluctuate as a result of the movement of the overall stock market or of the value of the individual securities held by the Fund, sometimes rapidly or unpredictably, resulting in losses. Equity securities may decline in value due to factors affecting equity securities markets generally or particular industries represented in those markets. The value of an equity security may also decline for a number of reasons, which directly relate to the issuer, such as management performance, changed investor perception financial leverage, and reduced demand for the issuer’s goods or services. Investor perceptions are based on various
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and unpredictable factors including: expectations regarding government, economic, monetary and fiscal policies; inflation and interest rates; economic expansion or contraction; and global or regional political, economic and banking crises.
•ETF Risks. Each Fund is an ETF and invests in other ETFs. As a result of its structure, it is exposed directly or indirectly, to the following risks:
◦Authorized Participants, Market Makers, and Liquidity Providers Concentration Risk. Each Fund has a limited number of financial institutions that may act as APs. In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. Shares may trade at a material discount to NAV and possibly face delisting if either: (i) APs exit the business or otherwise become unable to process creation and/or redemption orders and no other APs step forward to perform these services, or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.
◦Costs of Buying or Selling Shares Risk. Investors buying or selling Shares in the secondary market will pay brokerage commissions or other charges imposed by brokers, as determined by that broker. Brokerage commissions are often a fixed amount and may be a significant proportional cost for investors seeking to buy or sell relatively small amounts of Shares. In addition, secondary market investors also will incur the cost of the difference between the price at which an investor is willing to buy Shares (the “bid” price) and the price at which an investor is willing to sell Shares (the “ask” price). This difference in bid and ask prices is often referred to as the “spread” or “bid/ask spread.” The bid/ask spread varies over time for Shares based on trading volume and market liquidity and is generally lower if Shares have more trading volume and market liquidity and higher if Shares have little trading volume and market liquidity. Further, a relatively small investor base in a Fund, asset swings in a Fund and/or increased market volatility may cause increased bid/ask spreads. Due to the costs of buying or selling Shares, including brokerage commissions imposed by brokers and bid/ask spreads, frequent trading of Shares may significantly reduce investment results and an investment in Shares may not be advisable for investors who anticipate regularly making small investments.
◦Shares May Trade at Prices Other Than NAV Risk. As with all ETFs, Shares may be bought and sold in the secondary market at market prices. Although it is expected that the market price of Shares will approximate a Fund’s NAV, there may be times when the market price of Shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount) due to supply and demand of Shares or during periods of market volatility. This risk is heightened in times of market volatility or periods of steep market declines and periods when there is limited trading activity for Shares in the secondary market, in which case such premiums or discounts may be significant. The market price of Shares during the trading day, like the price of any exchange-traded security, includes a “bid/ask” spread charged by the exchange specialist, market makers or other participants that trade Shares. In times of severe market disruption, the bid/ask spread can increase significantly. At those times, Shares are most likely to be traded at a discount to NAV, and the discount is likely to be greatest when the price of Shares is falling fastest, which may be the time that you most want to sell your Shares. The Adviser believes that, under normal market conditions, large market price discounts or premiums to NAV will not be sustained because of arbitrage opportunities. Because securities held by a Fund may trade on foreign exchanges that are closed when such Fund’s primary listing exchange is open, such Fund is likely to experience premiums or discounts greater than those of ETFs that invest in and hold only securities and other investments that are listed and trade in the U.S.
◦Trading Risk. Although Shares are listed for trading on the Exchange and may be listed or traded on U.S. and non-U.S. stock exchanges other than the Exchange, there can be no assurance that an active trading market for such Shares will develop or be maintained. Trading in Shares may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable. In addition, trading in Shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to Exchange “circuit breaker” rules, which temporarily halt trading on the Exchange when a decline in the S&P 500® Index during a single day reaches certain thresholds (e.g., 7%, 13%, and 20%). Additional rules applicable to the Exchange may halt trading in Shares when extraordinary volatility causes sudden, significant swings in the market price of Shares. There can be no assurance that Shares will trade with any volume, or at all, on any stock exchange. In stressed market conditions, the liquidity of Shares may begin to mirror the liquidity of a Fund’s underlying portfolio holdings, which can be significantly less liquid than Shares.
•Fixed Income Securities Risk. The values of fixed income securities may increase or decrease as a result of the following: market fluctuations, changes in interest rates, actual or perceived inability or unwillingness of issuers, guarantors or liquidity providers to make scheduled principal or interest payments or illiquidity in fixed income securities markets; the risk of low rates of return due to reinvestment of securities during periods of falling interest rates or repayment by issuers with higher coupon or interest rates; and/or the risk of low income due to falling interest rates. To the extent that interest rates rise, certain underlying obligations may be paid off substantially slower than originally anticipated and the value of those securities may fall sharply. A rising interest rate environment may cause the value of fixed income securities to decrease, a decline in income and yield, an adverse impact on the liquidity of fixed income securities, and increased volatility of the fixed income markets. In recent periods, governmental financial regulators, including the U.S. Federal Reserve, have taken steps to decrease interest rates. During periods when interest rates are at low levels, yield can be low, and the Fund or an Underlying ETF holding fixed income securities may have a negative yield (i.e., it may lose money on an operating basis). If the principal on a debt obligation is prepaid before
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expected, the prepayments of principal may have to be reinvested in obligations paying interest at lower rates. During periods of falling interest rates, the income received from fixed income securities may decline. Changes in interest rates will likely have a greater effect on the values of fixed income securities of longer durations. Returns on investments in fixed income securities could trail the returns on other investment options, including investments in equity securities.
◦Call Risk. During periods of falling interest rates, an issuer of a callable bond held by a Fund may “call” or repay the security before its stated maturity, and the Fund may have to reinvest the proceeds at lower interest rates, resulting in a decline in the Fund’s income.
◦Credit Risk. Debt securities are subject to the risk of an issuer’s (or other party’s) failure or inability to meet its obligations under the security. Multiple parties may have obligations under a debt security. An issuer or borrower may fail to pay principal and interest when due. A guarantor, insurer or credit support provider may fail to provide the agreed upon protection. A counterparty to a transaction may fail to perform its side of the bargain. An intermediary or agent interposed between the investor and other parties may fail to perform the terms of its service. Also, performance under a debt security may be linked to the obligations of other persons who may fail to meet their obligations. The credit risk associated with a debt security could increase to the extent that a Fund’s ability to benefit fully from its investment in the security depends on the performance by multiple parties of their respective contractual or other obligations. The market value of a debt security is also affected by the market’s perception of the creditworthiness of the issuer.
A Fund may incur substantial losses on debt securities that are inaccurately perceived to present a different amount of credit risk than they actually do by the market, the Adviser or the rating agencies. Credit risk is generally greater where less information is publicly available, where fewer covenants safeguard the investors’ interests, where collateral may be impaired or inadequate, where little legal redress or regulatory protection is available, or where a party’s ability to meet obligations is speculative. Additionally, any inaccuracy in the information used by a Fund to evaluate credit risk may affect the value of securities held by the Fund.
Obligations under debt securities held by a Fund may never be satisfied or, if satisfied, only satisfied in part.
Some securities are subject to risks as a result of a credit downgrade or default by a government, or its agencies or, instrumentalities. Credit risk is a greater concern for high-yield debt securities and debt securities of issuers whose ability to pay interest and principal may be considered speculative. Debt securities are typically classified as investment grade-quality (medium to highest credit quality) or below investment grade-quality (commonly referred to as high-yield or junk bonds). Many individual debt securities are rated by a third-party source, such as Moody’s Investors Service (Moody’s) or Standard & Poor’s Financial Services (S&P®), to help describe the creditworthiness of the issuer.
◦Credit Ratings Risk. Using credit ratings to evaluate debt securities can involve certain risks. For example, ratings assigned by the rating agencies are based upon an analysis completed at the time of the rating of the obligor’s ability to pay interest and repay principal. Rating agencies typically rely to a large extent on historical data which may not accurately represent present or future circumstances. Ratings do not purport to reflect the risk of fluctuations in market value of the debt security and are not absolute standards of quality and only express the rating agency’s current opinion of an obligor’s overall financial capacity to pay its financial obligations. A credit rating is not a statement of fact or a recommendation to purchase, sell or hold a debt obligation. Also, credit quality can change suddenly and unexpectedly, and credit ratings may not reflect the issuer’s current financial condition or events since the security was last rated. Rating agencies may have a financial interest in generating business, including from the arranger or issuer of the security that normally pays for that rating, and providing a low rating might affect the rating agency’s prospects for future business. While rating agencies have policies and procedures to address this potential conflict of interest, there is a risk that these policies will fail to prevent a conflict of interest from impacting the rating.
◦Event Risk. Event risk is the risk that corporate issuers may undergo restructurings, such as mergers, leveraged buyouts, takeovers, or similar events financed by increased debt. As a result of the added debt, the credit quality and market value of a company’s bonds and/or other debt securities may decline significantly.
◦Extension Risk. Each Fund is subject to extension risk, which is the risk that the market value of some debt securities, particularly mortgage securities and certain asset-backed securities, may be adversely affected when bond calls or prepayments on underlying mortgages or other assets are less or slower than anticipated. Extension risk may result from, for example, rising interest rates or unexpected developments in the markets for the underlying assets or mortgages. As a consequence, the security’s effective maturity will be extended, resulting in an increase in interest rate sensitivity to that of a longer-term instrument. Extension risk generally increases as interest rates rise. This is because, in a rising interest rate environment, the rate of prepayment and exercise of call or buy-back rights generally falls, and the rate of default and delayed payment generally rises. When the maturity of an investment is extended in a rising interest rate environment, a below-market interest rate is usually locked-in, and the value of the security reduced. This risk is greater for fixed-rate than variable-rate debt securities.
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◦Income Risk. Each Fund is subject to income risk, which is the risk that a Fund’s income will decline during periods of falling interest rates or when a Fund experiences defaults on debt securities it holds. Each Fund’s income declines when interest rates fall because, as a Fund’s higher-yielding debt securities mature or are prepaid, a Fund must re-invest the proceeds in debt securities that have lower, prevailing interest rates. The amount and rate of distributions that a Fund’s shareholders receive are affected by the income that a Fund receives from its portfolio holdings. If the income is reduced, distributions by a Fund to shareholders may be less.
Fluctuations in income paid to a Fund are generally greater for variable rate debt securities. Each Fund will be deemed to receive taxable income on certain securities which pay no cash payments until maturity, such as zero-coupon securities. Each Fund may be required to sell portfolio securities that it would otherwise continue to hold in order to obtain sufficient cash to make the distribution to shareholders required for U.S. tax purposes.
◦Inflation Risk. The market price of debt securities generally falls as inflation increases because the purchasing power of the future income and repaid principal is expected to be worth less when received by a Fund. Debt securities that pay a fixed rather than variable interest rate are especially vulnerable to inflation risk because variable-rate debt securities may be able to participate, over the long term, in rising interest rates which have historically corresponded with long-term inflationary trends.
◦Interest Rate Risk. The market value of debt securities generally varies in response to changes in prevailing interest rates. Interest rate changes can be sudden and unpredictable. In addition, short-term and long-term rates are not necessarily correlated to each other as short-term rates tend to be influenced by government monetary policy while long-term rates are market driven and may be influenced by macroeconomic events (such as economic expansion or contraction), inflation expectations, as well as supply and demand. During periods of declining interest rates, the market value of debt securities generally increases. Conversely, during periods of rising interest rates, the market value of debt securities generally declines. This occurs because new debt securities are likely to be issued with higher interest rates as interest rates increase, making the old or outstanding debt securities less attractive. In general, the market prices of long-term debt securities or securities that make little (or no) interest payments are more sensitive to interest rate fluctuations than shorter-term debt securities. The longer a Fund’s average weighted portfolio duration, the greater the potential impact a change in interest rates will have on its share price. For every 1% change in interest rates, a debt security’s price will change by an amount equal to its duration. For example, if interest rates increase by 1% and a bond has a duration of 3 years, the bond’s price will decrease by 3%. Also, certain segments of the fixed income markets, such as high quality bonds, tend to be more sensitive to interest rate changes than other segments, such as lower-quality bonds.
◦Prepayment Risk. Debt securities, especially bonds that are subject to “calls,” such as asset-backed or mortgage-backed securities, are subject to prepayment risk if their terms allow the payment of principal and other amounts due before their stated maturity. Amounts invested in a debt security that has been “called” or “prepaid” will be returned to an investor holding that security before expected by the investor. In such circumstances, the investor, such as a fund, may be required to re-invest the proceeds it receives from the called or prepaid security in a new security which, in periods of declining interest rates, will typically have a lower interest rate. Prepayment risk is especially prevalent in periods of declining interest rates and will result for other reasons, including unexpected developments in the markets for the underlying assets or mortgages. For example, a decline in mortgage interest rates typically initiates a period of mortgage refinancings. When homeowners refinance their mortgages, the investor in the underlying pool of mortgage-backed securities (such as a fund) receives its principal back sooner than expected, and must reinvest at lower, prevailing rates.
Securities subject to prepayment risk are often called during a declining interest rate environment and generally offer less potential for gains and greater price volatility than other income-bearing securities of comparable maturity.
Call risk is similar to prepayment risk and results from the ability of an issuer to call, or prepay, a debt security early. If interest rates decline enough, the debt security’s issuer can save money by repaying its callable debt securities and issuing new debt securities at lower interest rates.
•Floating and Variable Rate Securities Risk (Strategy A ETF and Strategy B ETF only). Floating and variable rate securities provide for a periodic adjustment in the interest rate paid on the securities. The rate adjustment intervals may be regular and range from daily up to annually, or may be based on an event, such as a change in the prime rate. Floating and variable rate securities may be subject to greater liquidity risk than other debt securities, meaning that there may be limitations on the Underlying ETF’s ability to sell the securities at any given time. Such securities also may lose value.
•Foreign Securities Risk (Strategy A ETF and Strategy B ETF only). Investments in non-U.S. securities involve certain risks that may not be present with investments in U.S. securities. These include risks of adverse changes in foreign economic, political, regulatory and other conditions, or changes in currency exchange rates or exchange control regulations (including limitations on currency movements and exchanges). The securities of some foreign companies may be less liquid and, at times, more volatile than securities of comparable U.S. companies. There may be less information publicly available about a non-U.S. issuer than a U.S. issuer. Non-U.S. issuers may be subject to different accounting, auditing, financial reporting and investor protection standards than U.S. issuers. Investments in non-U.S. securities may be subject to withholding or other taxes and may be subject to
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additional trading, settlement, custodial, and operational risks. With respect to certain countries, there is the possibility of government intervention and expropriation or nationalization of assets. Because legal systems differ, there also is the possibility that it will be difficult to obtain or enforce legal judgments in certain countries. Since foreign exchanges may be open on days when a Fund does not price its shares, the value of the securities in the Fund’s portfolio may change on days when shareholders will not be able to purchase or sell the Fund’s shares. Conversely, Shares may trade on days when foreign exchanges are closed. Each of these factors can make investments in the Fund more volatile and potentially less liquid than other types of investments.
•Government Obligations Risk. Each Fund may invest in securities issued, sponsored or guaranteed by the U.S. government, its agencies and instrumentalities. However, no assurance can be given that the U.S. government will provide financial support to U.S. government-sponsored agencies or instrumentalities where it is not obligated to do so by law. For instance, securities issued by the Government National Mortgage Association (“Ginnie Mae”) are supported by the full faith and credit of the United States. Securities issued by Fannie Mae and Freddie Mac have historically been supported only by the discretionary authority of the U.S. government. While the U.S. government provides financial support to various U.S. government-sponsored agencies and instrumentalities, such as those listed above, no assurance can be given that it will always do so. In September 2008, at the direction of the U.S. Department of the Treasury, Fannie Mae and Freddie Mac were placed into conservatorship under the Federal Housing Finance Agency (“FHFA”), an independent regulator, and they remain in such status as of the date of this Prospectus. The U.S. government also took steps to provide additional financial support to Fannie Mae and Freddie Mac.
•Growth Investing Risk (Strategy B ETF and RSMV Strategy ETF only). Growth stocks can be volatile for several reasons. Since those companies usually invest a high portion of earnings in their businesses, they may lack the dividends of value stocks that can cushion stock prices in a falling market. The prices of growth stocks are based largely on projections of the issuer’s future earnings and revenues. If a company’s earnings or revenues fall short of expectations, its stock price may fall dramatically. Growth stocks may be more expensive relative to their earnings or assets compared to value or other stocks.
•Hedging Risk (Strategy A ETF and Strategy B ETF only). Derivatives used by the Underlying ETFs to reduce volatility may not perform as intended. There can be no assurance that the Underlying ETFs’ strategies will be effective. Such derivatives may expose the Underlying ETF to losses, e.g., option premiums, to which it would not have otherwise been exposed if it only invested in stocks. Further, the use of derivatives to hedge may not fully protect the Underlying ETF against declines in the value of its portfolio securities.
•High Portfolio Turnover Risk (RSMV Strategy ETF only). The Fund may frequently buy and sell investments. Higher portfolio turnover may result in the Fund paying higher levels of transaction costs and generating greater tax liabilities for shareholders. Portfolio turnover risk may cause the Fund’s performance to be less than you expect.
•High-Yield Securities Risks (Strategy A ETF only). The Fund may invest in fixed income instruments which are or are deemed to be the equivalent in terms of quality to securities rated below investment grade by Moody’s Investors Service, Inc. and Standard & Poor’s Corporation and accordingly involve great risk. Such securities are commonly known as “junk bonds” and are regarded as predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligations and involve major risk to adverse conditions. These securities offer higher returns than bonds with higher ratings as compensation for holding an obligation of an issuer perceived to be less creditworthy. The market prices of such securities are also subject to abrupt and erratic market movements and above-average price volatility, and the spread between the bid and ask prices of such securities may be greater than those prevailing in other securities markets. Changes in economic conditions or developments regarding issuers of non-investment grade debt securities are more likely to cause price volatility and weaken the capacity of such issuers to make principal and interest payments than is the case for higher grade debt securities. In addition, the market for lower grade debt securities may be thinner and less active than for higher grade debt securities.
These securities are also generally not exchange-traded and, as a result, these instruments trade in a smaller secondary market than exchange-traded bonds. In addition, the Fund invests in bonds of issuers that do not have publicly traded equity securities, making it more difficult to hedge the risks associated with such investments. High-yield securities that are below investment grade or unrated face ongoing uncertainties and exposure to adverse business, financial or economic conditions which could lead to the issuer’s inability to meet timely interest and principal payments. The market values of certain of these lower-rated and unrated debt securities tend to reflect individual corporate developments to a greater extent than do higher-rated securities, which react primarily to fluctuations in the general level of interest rates, and tend to be more sensitive to economic conditions than are higher-rated securities. Companies that issue such securities are often highly leveraged and may not have available to them more traditional methods of financing. It is possible that a major economic recession could disrupt severely the market for such securities and may have an adverse impact on the value of such securities. In addition, it is possible that any such economic downturn could adversely affect the ability of the issuers of such securities to repay principal and pay interest thereon and increase the incidence of default of such securities.
•Index Tracking Risk. Underlying ETFs or funds in which a Fund invests may seek to track the performance of an index (i.e., achieve a high degree of correlation with the index) and their return may not match the return of the index for a number of reasons. For example, they may incur a number of operating expenses not applicable to the index, and incur costs in buying and selling securities. In addition, they may not be fully invested at times, either as a result of cash flows into or out of the fund.
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Changes in the composition of the index and regulatory requirements also may impact their ability to match the return of their index. The Underlying ETF’s manager may also attempt to replicate the index return through a sampling strategy, which involves investing in fewer than all of the securities in an index, or in some securities not included in the index, potentially increasing the risk of divergence between its return and that of the index. When employing a sampling strategy, one or more “screens” or investment techniques may be employed to refine or limit the number or types of issuers included in the index. Application of such screens or techniques may result in investment performance below that of the index and may not produce results expected. To the extent a passive fund employs a sampling strategy, an adverse development affecting an issuer of a security held by the fund could result in a greater decline in NAV than would be the case if the fund used a full replication strategy and held all of the securities in its index. Index tracking risk may be heightened during times of increased market volatility or other unusual market conditions. Errors in the construction or calculation of, or frequent rebalancing of, an underlying index may occur from time to time and may not be identified and corrected for some period of time, which may have an adverse impact.
•Inflation-Indexed Bonds Risk (Strategy A ETF and Strategy B ETF only). Inflation-indexed bonds are debt securities whose principal value is periodically adjusted according to the rate of inflation. Two structures are common. The U.S. Treasury and some other issuers use a structure that accrues inflation into the principal value of the bond. Most other issuers pay out the Consumer Price Index (“CPI”) accruals as part of a semi-annual coupon. Although inflation-indexed bonds may be somewhat less liquid than Treasury Securities, they are generally as liquid as most other government securities. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds, even during a period of deflation. However, the current market value of the bonds is not guaranteed and will fluctuate. The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-indexed bonds. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed bonds. While these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond’s inflation measure. There can also be no assurance that the inflation index applied to bond will accurately measure the real rate of inflation in the prices of goods and services.
•Limited Operating History Risk (Strategy A ETF and RSMV Strategy ETF only). Each Fund is a recently organized investment company with a limited operating history. As a result, prospective investors have a limited track record or history on which to base their investment decision.
•Liquidity Risk. Liquidity risk exists when particular investments are difficult to purchase or sell. To the extent a Fund invests in illiquid investments or investments that become less liquid, such investments may have a negative effect on the returns of such Fund because the Fund may be unable to sell the illiquid investments at an advantageous time or price. To the extent that a Fund’s principal investment strategies involve investing in investments with substantial market and/or credit risk, such Fund will tend to have the greatest exposure to liquidity risk. Liquid investments may become illiquid after purchase by the Fund, particularly during periods of market turmoil. Illiquid investments may be harder to value, especially in changing markets, and if such Fund is forced to sell these investments to meet redemption requests or for other cash needs, the applicable Fund may suffer a loss. There can be no assurance that an investment that is deemed to be liquid when purchased will continue to be liquid for as long as it is held by a Fund.
•Market Capitalization Risk.
◦Large-Capitalization Investing Risk. The securities of large-capitalization companies may be relatively mature compared to smaller companies and, therefore, subject to slower growth during times of economic expansion. Large-capitalization companies also may be unable to respond quickly to new competitive challenges, such as changes in technology and consumer tastes.
◦Mid-Capitalization Investing Risk. The securities of mid-capitalization companies may be more vulnerable to adverse issuer, market, political, or economic developments than securities of large-capitalization companies. The securities of mid-capitalization companies generally trade in lower volumes and are subject to greater and more unpredictable price changes than large-capitalization stocks or the stock market as a whole. Some mid-capitalization companies have limited product lines, markets, financial resources, and management personnel and tend to concentrate on fewer geographical markets relative to large-capitalization companies.
◦Small-Capitalization Investing Risk (RSMV Strategy ETF only). The securities of small-capitalization companies may be more vulnerable to adverse issuer, market, political, or economic developments than securities of large- or mid-capitalization companies. The securities of small-capitalization companies generally trade in lower volumes and are subject to greater and more unpredictable price changes than large- or mid-capitalization stocks or the stock market as a whole. Some small-capitalization companies have limited product lines, markets, and financial and managerial resources and tend to concentrate on fewer geographical markets relative to larger capitalization companies. There is typically less publicly available
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information concerning smaller-capitalization companies than for larger, more established companies. Small-capitalization companies also may be particularly sensitive to changes in interest rates, government regulation, borrowing costs and earnings.
•Market Risk. Market risks, including political, regulatory, market, and economic or other developments, and developments that impact specific economic sectors, industries or segments of the market, can affect the value of a Fund’s Shares. Each Fund is subject to the risk that the prices of, and the income generated by, securities held by the Fund may decline significantly and/or rapidly in response to adverse conditions or other developments affecting (or that are perceived to affect) individual companies or issuers, particular industries, or the market generally. Such developments may include real or perceived changes in prevailing interest rates, changes in inflation rates or expectations about inflation rates, deflation, adverse investor confidence or sentiment, general outlook for corporate earnings, changing economic, political (including geopolitical), social or financial market conditions, bank failures, actual or threatened imposition of tariffs (which may be imposed by U.S. and foreign governments) and trade disruptions, recession, changes in currency and inflation rates, increased instability or general uncertainty, environmental or natural disasters, extreme weather or geological events, governmental actions, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics), debt crises, terrorism, actual or threatened wars or other armed conflicts (such as the armed conflicts across the Middle East and ongoing Russia-Ukraine war in Europe, and the risk of expansion or collateral economic and other effects thereof) or ratings downgrades, technological developments (including those related to artificial intelligence) or failures (for example, widespread system outages or disruptions or faulty updates to software applications) and other similar events, each of which may be temporary or last for extended periods. For example, the threat or actual imposition of tariffs, trade restrictions, currency restrictions or similar actions (or retaliatory measures taken in response to such actions) could adversely affect a Fund’s investments, including by leading to price volatility, overall declines in the U.S. and global investment markets, reduced liquidity and investment losses. These events have caused, and may in the future cause, significant disruptions to business operations, strained healthcare systems, disruptions to supply chains, large expansion of government deficits and debt as a result of government actions to mitigate the effects of such events, and widespread uncertainty regarding the long-term effects of such events. Such events may cause the value of securities owned by a Fund to go up or down, sometimes rapidly or unpredictably. There also is a risk that policy and legislative changes by the U.S. Government and/or Federal Reserve, or certain foreign governments and central banks, could cause increased volatility in financial markets and higher levels of Fund redemptions, which could have a negative impact on a Fund. These events may lead to periods of volatility and increased redemptions, which could cause a Fund to experience a loss when selling securities to meet redemption requests by shareholders. The risk of loss increases if the redemption requests are unusually large or frequent. Markets also tend to move in cycles, with periods of rising and falling prices. If there is a general decline in the securities and other markets, your investment in a Fund may lose value, regardless of the individual results of the securities and other instruments in which a Fund invests.
These or similar events could be prolonged and could adversely affect the value and liquidity of a Fund’s investments, impair a Fund’s ability to satisfy redemption requests, and negatively impact a Fund’s performance. Furthermore, economies and financial markets throughout the world are becoming increasingly interconnected. As a result, whether or not a Fund invests in securities of issuers located in or with significant exposure to countries experiencing economic and financial difficulties, the value and liquidity of a Fund’s investments may be negatively affected.
•Momentum Investing Risk (RSMV Strategy ETF only). The momentum style of investing emphasizes investing in securities that have had stronger recent performance compared to other securities, on the premise that these securities will continue to increase in value. Momentum investing is subject to the risk that these securities may be more volatile than the market as a whole. High momentum may also be a sign that the securities' prices have peaked, and therefore the returns of securities that have previously exhibited price momentum may be less than the returns of other styles of investing. Momentum can turn quickly, and stocks that previously exhibited high momentum may not experience continued positive momentum, and they may also experience rapid and substantial declines in value. The Fund may experience significant losses if momentum stops, reverses or otherwise reacts differently than predicted. In addition, there may be periods when the momentum style of investing is out of favor and the investment performance of the Fund may be negatively affected compared to the returns from other styles of investing.
•Mortgage- and Asset-Backed Securities Risk (Strategy A ETF and Strategy B ETF only). The Underlying ETFs may invest in U.S. government agency-backed mortgage- and asset-backed securities. Mortgage- and asset-backed securities are subject to interest rate risk. Modest movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain types of these securities. When interest rates fall, mortgage- and asset-backed securities may be subject to prepayment risk. When interest rates rise, certain types of mortgage- and asset-backed securities are subject to extension risk. Mortgage- and asset-backed securities can also be subject to the risk of default on the underlying residential or commercial mortgage(s) or other assets.
•New Fund Risk (Strategy B ETF only). The Fund is a recently organized investment company with no operating history. As a result, prospective investors have no track record or history on which to base their investment decision. Investors will not be able to evaluate the Fund against one or more comparable funds on the basis of relative performance until the Fund has established a track record.
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•Non-Diversification Risk. Each Fund is considered to be non-diversified, which means that they may invest a greater percentage of their assets in the securities of a single issuer or a lesser number of issuers than if they were diversified funds. As a result, a Fund may be more exposed to the risks associated with and developments affecting an individual issuer or a lesser number of issuers than a fund that invests more widely. This may increase a Fund’s volatility and cause the performance of a relatively small number of issuers to have a greater impact on such Fund’s performance.
•Other Investment Companies Risk. Each Fund may invest in shares of other investment companies, such as ETFs. The risks of investment in these securities typically reflect the risks of the types of instruments in which the investment company invests. When a Fund invests in investment company securities, shareholders of such Fund bear indirectly their proportionate share of their fees and expenses, as well as their share of such Fund’s fees and expenses. As a result, an investment by a Fund in an investment company could cause such Fund’s operating expenses (taking into account indirect expenses such as the fees and expenses of the investment company) to be higher and, in turn, performance to be lower than if it were to invest directly in the instruments underlying the investment company. Investments in ETFs are also subject to the “ETF Risks” described above.
•Preferred Stock Risk (Strategy A ETF and Strategy B ETF only). A preferred stock has a blend of the characteristics of bonds and common stock. It may offer the higher yield of a bond and has priority over common stock in equity ownership, but it does not have the seniority of a bond and, unlike common stock, its participation in the issuer’s growth may be limited. Preferred stock has preference over common stock in the receipt of dividends or in any residual assets after payment to creditors should the issuer be dissolved or both. Although the dividend on a preferred stock may be set at a fixed annual rate, in some circumstances it may be changed or discontinued by the issuer.
•REIT Risk. Investment in real estate companies, including REITs, exposes a Fund to the risks of owning real estate directly. These include risks related to general, regional and local economic conditions; fluctuations in interest rates and property tax rates; shifts in zoning laws, environmental regulations and other governmental action such as the exercise of eminent domain; increased operating expenses; lack of availability of mortgage funds or other limits to accessing the credit or capital markets; losses due to natural disasters; overbuilding; losses due to casualty or condemnation; changes in property values and rental rates; and other factors. Real estate is highly sensitive to general and local economic conditions and developments. The U.S. real estate market may, in the future, experience and has, in the past, experienced a decline in value, with certain regions experiencing significant losses in property values. Many real estate companies, including REITs, utilize leverage (and some may be highly leveraged), which increases investment risk and the risk normally associated with debt financing, and could potentially increase the Fund’s volatility and losses. Exposure to such real estate may adversely affect Fund performance.
Investments in REITs involve unique risks. REITs may have limited financial resources, may trade less frequently and in limited volume, and may be more volatile than other securities. In addition, to the extent a Fund holds interests in REITs, it is expected that investors in the Fund will bear two layers of asset-based management fees and expenses (directly at the Fund level and indirectly at the REIT level). In addition, REITs are dependent upon management skills and generally may not be diversified. REITs also are subject to heavy cash flow dependency, defaults by borrowers or lessees and self-liquidation. In addition, U.S. REITs are subject to special U.S. federal tax requirements. A U.S. REIT that fails to comply with such tax requirements may be subject to U.S. federal income taxation, which may affect the value of the REIT and the characterization of the REIT’s distributions. The U.S. federal tax requirement that a REIT distributes substantially all of its net income to its shareholders may result in the REIT having insufficient capital for future expenditures. A U.S. REIT that successfully maintains its qualification may still become subject to U.S. federal, state and local taxes, including excise, penalty, franchise, payroll, mortgage recording, and transfer taxes, both directly and indirectly through its subsidiaries. In the event of a default by a borrower or lessee, the REIT may experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting investments.
•Sector Risk (Strategy B ETF and RSMV Strategy ETF only). A Fund’s investing approach may result in an emphasis on certain sectors or sub-sectors of the market at any given time. To the extent a Fund invests more heavily in one sector or sub-sector of the market, it thereby presents a more concentrated risk and its performance will be especially sensitive to developments that significantly affect those sectors or sub-sectors. In addition, the value of Shares may change at different rates compared to the value of shares of a fund with investments in a more diversified mix of sectors and industries. An individual sector or sub-sector of the market may have above-average performance during particular periods, but may also move up and down more than the broader market. The several industries that constitute a sector may all react in the same way to economic, political or regulatory events. A Fund’s performance could also be affected if the sectors or sub-sectors do not perform as expected. Alternatively, the lack of exposure to one or more sectors or sub-sectors may adversely affect performance.
•U.S. Treasury Obligations Risk (Strategy B ETF and RSMV Strategy ETF only). U.S. Treasury obligations may differ from other fixed income securities in their interest rates, maturities, times of issuance and other characteristics. Similar to other issuers, changes to the financial condition or credit rating of the U.S. government may cause the value of a Fund’s U.S. Treasury obligations to decline. The total public debt of the United States as a percentage of gross domestic product has grown rapidly since the beginning of the 2008 financial downturn and is expected to rise even further as the U.S. government implements crisis-fighting efforts in response to the COVID-19 outbreak. Although high debt levels do not necessarily indicate or cause economic problems, they may create certain systemic risks if sound debt management practices are not implemented. A high national debt
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level may increase market pressures to meet government funding needs, which may drive debt cost higher and cause a country to sell additional debt, thereby increasing refinancing risk. A high national debt also raises concerns that a government will not be able to make principal or interest payments when they are due. In the worst case, unsustainable debt levels can cause a decline in the value of the dollar (which may lead to inflation), and can prevent the U.S. government from implementing effective counter-cyclical fiscal policy in economic downturns. U.S. Treasury securities are currently given the top rating by all major ratings agencies except Standard & Poor’s Ratings Services, which rates them AA+, one grade below their top rating. Since downgrading U.S. Treasury securities from AAA to AA+ in 2011, Standard & Poor’s Ratings Services has affirmed its rating. A downgrade of the ratings of U.S. government debt obligations, such as U.S. Treasury obligations, which are often used as a benchmark for other borrowing arrangements, could result in higher interest rates for individual and corporate borrowers, cause disruptions in the international bond markets and have a substantial negative effect on the U.S. economy. A downgrade of U.S. Treasury securities from another ratings agency or a further downgrade below AA+ rating by Standard & Poor’s Ratings Services may cause the value of a Fund’s U.S. Treasury obligations to decline.
•Valuation Risk. A Fund or its Underlying ETFs may hold securities or other assets that may be valued on the basis of factors other than readily available market quotations. This may occur because the asset or security does not trade on a centralized exchange, or in times of market turmoil or reduced liquidity. There are multiple methods that can be used to value a portfolio holding when market quotations are not readily available. The value established for any portfolio holding at a point in time might differ from what would be produced using a different methodology or if it had been priced using market quotations. Portfolio holdings that are valued using techniques other than market quotations, including “fair valued” assets or securities, may be subject to greater fluctuation in their valuations from one day to the next than if market quotations were used.
In addition, there is no assurance that a Fund or its Underlying ETFs could sell or close out a portfolio position for the value established for it at any time, and it is possible that a Fund or its Underlying ETFs would incur a loss because a portfolio position is sold or closed out at a discount to the valuation established by such Fund or its Underlying ETFs at that time. The Adviser’s ability to value investments may be impacted by technological issues or errors by pricing services or other third-party service providers.
•Value Investing Risk (Strategy B ETF only). Because the Fund may utilize a value style of investing, the Fund could suffer losses or produce poor results relative to other funds, even in a rising market, if the Adviser’s assessment of a company’s value or prospects for exceeding earnings expectations or market conditions is incorrect.
PORTFOLIO HOLDINGS INFORMATION
Information about each Fund’s daily portfolio holdings is available at www.teucrium.com. A complete description of the Funds’ policies and procedures with respect to the disclosure of the Funds’ portfolio holdings is available in the Funds’ Statement of Additional Information (the “SAI”).
MANAGEMENT
Investment Adviser
Teucrium Investment Advisors, LLC, located at Three Main Street, Suite 215, Burlington, Vermont 05401, serves as the investment adviser for the Funds. The Adviser, subject to the general supervision and oversight of the Board, provides an investment management program for the Funds and manages the day-to-day investment of the Funds’ assets. The Adviser also arranges for transfer agency, custody, fund administration, distribution and all other services necessary for the Funds to operate. The Adviser is an SEC-registered investment adviser wholly owned by Teucrium Trading, LLC.
The Adviser continuously reviews, supervises, and administers each Fund’s investment program. The Board supervises the Adviser and establishes policies that the Adviser must follow in its day-to-day management activities. For the services it provides to the Funds, the Adviser is entitled to a unified management fee, which is calculated daily and paid monthly, at an annual rate based on each Fund’s average daily net assets as set forth in the table below.

Fund	Management Fee
Strategy A ETF	1.00%
Strategy B ETF	1.00%
RSMV Strategy ETF	0.95%
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Pursuant to an investment advisory agreement between the Trust, on behalf of the Funds, and the Adviser (the “Advisory Agreement”), the Adviser has agreed to pay all expenses of the Funds except the fee payable to the Adviser under the Advisory Agreement, interest charges on any borrowings, dividends and other expenses on securities sold short, taxes, brokerage commissions and other expenses incurred in placing orders for the purchase and sale of securities and other investment instruments, acquired fund fees and expenses, accrued deferred tax liability, extraordinary expenses, and distribution fees and expenses paid by the Trust under any distribution plan adopted pursuant to Rule 12b-1 under the 1940 Act (collectively, “Excluded Expenses”). The Adviser will not collect management fees for managing Fund assets invested in affiliated ETFs.
A discussion of the basis for the Board’s approval of the Advisory Agreement is available in the Funds’ Form N-CSR filing with the SEC for the fiscal period ended December 31, 2025.
Portfolio Managers
Messrs. Sternbach, Harris, Haugens and Small are jointly and primarily responsible for the day-to-day management of each of the Strategy A ETF’s and Strategy B ETF’s portfolios, and Messrs. Borer, Harris, Haugens and Small are jointly and primarily responsible for the day-to-day management of the RSMV Strategy ETF’s portfolio. There are no limitations or restrictions on any one portfolio manager’s role relative to the other portfolio managers.
Yehoshua “Leibel” Sternbach EA, NSSA, ChFC®, APMA® is a fiduciary financial advisor who holds multiple professional designations and licenses, including being an Enrolled Agent with the IRS, an Accredited Portfolio Management Advisor, National Social Security Certificate Holder, and Chartered Financial Consultant with the American Colleges for Financial Planning and Financial Services. Since 2007, Leibel has worked with and trained financial advisors around the country. Leibel currently has been the Chief Technology Officer for Fusion Capital Management since 2017 and is also the principal owner of Yields for You, LLC, a registered investment adviser in the State of New York. Leibel joined the Adviser as a portfolio manager in 2025.
Springer Harris joined Teucrium Trading, LLC, the parent company of the Adviser, in April 2011. He has primary responsibilities for the Trade Operations for the Teucrium Funds. Prior to joining the firm, Mr. Harris was an Account Executive with Emergent Social Media Team at Weber Shandwick, a global public relations firm. He graduated cum laude with a B.A. in Business Management.
Joran Haugens joined Teucrium Trading, LLC in December of 2022. He has responsibilities for trade operations and execution for the Teucrium Funds. Prior to joining the firm, he worked as an account executive at ED&F Man Capital with a focus on agricultural commodities providing support, information, research, account management and execution for a wide range of customers. Mr. Haugens has more than 20 years of experience in execution and is Series 3 certified.
Ryan Borer is the Founder of Fusion Capital Management, a registered investment adviser founded in 2011. Mr. Borer worked as a financial advisor for Coppell Advisory Solutions LLC from 2011 through 2023. Mr. Borer was an Accredited Asset Management Specialist designee through the College of Financial Planning and currently holds his Series 65 License. Mr. Borer has previously held his Series 7, 6, 63, and Life/Health/Variable licenses. Mr. Borer currently serves as the managing partner for Elements Innovation Technologies, LLC dba AdvisorCRM, a national FinTech firm for registered investment advisers. Mr. Borer joined the Adviser as a portfolio manager in 2025.
Chris Small joined Teucrium Trading, LLC in April of 2025. He is responsible for the execution and implementation of Teucrium’s growing suite of ETF’s and contributes to the development of new products in Teucrium’s multi-asset white-label platform. Prior to joining the firm, he worked as the Director of Trading at Boston-based asset manager Windham Capital from March 2015 until December 2024. Mr. Small graduated from Middlebury College in Vermont and studied economics, premedical coursework, and political science.
The Funds’ SAI provides additional information about the Portfolio Managers’ compensation structure, other accounts managed by the Portfolio Managers and the Portfolio Managers’ ownership of Shares.
Other Service Providers
PINE Distributors LLC, (the “Distributor”), located at 501 South Cherry Street, Suite 610, Denver, Colorado 80246, serves as distributor and principal underwriter to the Funds. The Distributor will not distribute Shares in less than whole Creation Units, and it does not maintain a secondary market in the Shares. The Distributor is a broker-dealer registered under the Securities Exchange Act of 1934 and a member of the Financial Industry Regulatory Authority, Inc. (“FINRA”). The Distributor has no role in determining the policies of the Funds or the securities that are purchased or sold by a Fund and is not affiliated with the Adviser or any of its affiliates.
U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services, located at 615 East Michigan Street, Milwaukee, Wisconsin 53202, serves as the administrator, transfer agent and index receipt agent (as applicable) for the Funds.
U.S. Bank National Association, located at 1555 North Rivercenter Drive, Suite 302, Milwaukee, Wisconsin 53212, serves as the custodian for the Funds.
Morgan, Lewis & Bockius LLP, located at 1111 Pennsylvania Avenue, N.W., Washington, D.C. 20004, serves as legal counsel to the Trust.
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Cohen & Company, Ltd., located at 1835 Market Street, Suite 310, Philadelphia, Pennsylvania 19103, serves as the Funds’ independent registered public accounting firm. The independent registered public accounting firm is responsible for auditing the annual financial statements of the Funds.
FUND SPONSOR
The Adviser has entered into an agreement with Yields for You Fund Management, Inc. (“Y4Y”) under which Y4Y assumes the obligation of the Adviser to pay the expenses of each Fund, except Excluded Expenses (such expenses of the Funds, except Excluded Expenses, the “Unitary Expenses”). Although Y4Y has agreed to be responsible for the Unitary Expenses, the Adviser retains the ultimate obligation to the Funds to pay such expenses. For these payments, Y4Y is entitled to a fee, paid by the Adviser, based on the total management fee earned by the Adviser under the Advisory Agreement less the Unitary Expenses and certain other costs. Y4Y does not make investment decisions, provide investment advice, or otherwise act in the capacity of an investment adviser to the Funds. However, a portfolio manager, Yehoshua “Leibel” Sternbach is the owner of Y4Y, and another portfolio manager, Ryan Borer has a consulting relationship with Y4Y; however they are each also supervised persons of the Adviser and perform their portfolio management activities for the Funds solely as supervised persons of the Adviser.
HOW TO BUY AND SELL SHARES
Each Fund issues and redeems Shares only in Creation Units at the NAV per share next determined after receipt of an order from an AP. Only APs may acquire Shares directly from a Fund, and only APs may tender their Shares for redemption directly to a Fund, at NAV. APs must be a member or participant of a clearing agency registered with the SEC and must execute a Participant Agreement that has been agreed to by the Distributor, and that has been accepted by the Funds’ transfer agent, with respect to purchases and redemptions of Creation Units. Once created, Shares trade in the secondary market in quantities less than a Creation Unit.
Most investors buy and sell Shares in secondary market transactions through brokers. Individual Shares are listed for trading on the secondary market on the Exchange and can be bought and sold throughout the trading day like other publicly traded securities.
When buying or selling Shares through a broker, you will incur customary brokerage commissions and charges, and you may pay some or all of the spread between the bid and the offer price in the secondary market on each leg of a round trip (purchase and sale) transaction. In addition, because secondary market transactions occur at market prices, you may pay more than NAV when you buy Shares and receive less than NAV when you sell those Shares.
Book Entry
Shares are held in book-entry form, which means that no stock certificates are issued. The Depository Trust Company (the “DTC”) or its nominee is the record owner of all outstanding Shares.
Investors owning Shares are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for all Shares. DTC’s participants include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of Shares, you are not entitled to receive physical delivery of stock certificates or to have Shares registered in your name, and you are not considered a registered owner of Shares. Therefore, to exercise any right as an owner of Shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other securities that you hold in book entry or “street name” through your brokerage account.
Frequent Purchases and Redemptions of Shares
The Funds impose no restrictions on the frequency of purchases and redemptions of Shares. In determining not to approve a written, established policy, the Board evaluated the risks of market timing activities by Fund shareholders. Purchases and redemptions by APs, who are the only parties that may purchase or redeem Shares directly from the Funds, are an essential part of the ETF process and help keep Share trading prices in line with NAV. As such, the Funds accommodate frequent purchases and redemptions by APs. However, frequent purchases and redemptions for cash may increase tracking error and portfolio transaction costs and lead to the realization of capital gains. The Funds’ fair valuation of their holdings consistent with the 1940 Act and Rule 2a-5 thereunder and their ability to impose transaction fees on purchases and redemptions of Creation Units to cover the custodial and other costs incurred by the Funds in effecting trades help to minimize the potential adverse consequences of frequent purchases and redemptions.
Determination of Net Asset Value
Each Fund’s NAV is calculated as of the scheduled close of regular trading on the New York Stock Exchange (the “NYSE”), generally 4:00 p.m. Eastern Time, each day the NYSE is open for business. The NAV for a Fund is calculated by dividing the applicable Fund’s net assets by its Shares outstanding.
In calculating its NAV, each Fund generally values its assets on the basis of market quotations, last sale prices, or estimates of value furnished by a pricing service or brokers who make markets in such instruments. In particular, each Fund generally values equity securities traded on any recognized U.S. or non-U.S. exchange at the last sale price or official closing price on the exchange or system on which they are principally traded. If such information is not available for an investment held by a Fund or is determined to be
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unreliable, the investment will be valued by the Adviser at fair value pursuant to procedures established by the Adviser and approved by the Board (as described below).
Fair Value Pricing
The Adviser has been designated by the Board as the valuation designee for the Funds pursuant to Rule 2a-5 under the 1940 Act. In its capacity as valuation designee, the Adviser has adopted procedures and methodologies to fair value Fund investments whose market prices are not “readily available” or are deemed to be unreliable. For example, such circumstances may arise when: (i) an investment has been de-listed or has had its trading halted or suspended; (ii) an investment’s primary pricing source is unable or unwilling to provide a price; (iii) an investment’s primary trading market is closed during regular market hours; or (iv) an investment’s value is materially affected by events occurring after the close of the investment’s primary trading market. Generally, when fair valuing an investment held by a Fund, the Adviser will take into account all reasonably available information that may be relevant to a particular valuation including, but not limited to, fundamental analytical data regarding the issuer, information relating to the issuer’s business, recent trades or offers of the investment, general and/or specific market conditions and the specific facts giving rise to the need to fair value the investment. Fair value determinations are made in good faith and in accordance with the fair value methodologies established by the Adviser. Due to the subjective and variable nature of determining the fair value of a security or other investment, there can be no assurance that the Adviser’s determined fair value will match or closely correlate to any market quotation that subsequently becomes available or the price quoted or published by other sources. In addition, a Fund may not be able to obtain the fair value assigned to an investment if the Fund were to sell such investment at or near the time its fair value is determined.
Investments by Registered Investment Companies
Section 12(d)(1) of the 1940 Act and the rules thereunder limit investments by registered investment companies in the securities of other investment companies. Registered investment companies are permitted to invest in a Fund beyond the limits set forth in section 12(d)(1), subject to certain terms and conditions, including that such investment companies enter into an agreement with such Fund.
Delivery of Shareholder Documents – Householding
Householding is an option available to certain investors of the Funds. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Householding for the Funds is available through certain broker-dealers. If you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, please contact your broker-dealer. If you are currently enrolled in householding and wish to change your householding status, please contact your broker-dealer.
DIVIDENDS, DISTRIBUTIONS, AND TAXES
Dividends and Distributions
Each Fund expects to pay out dividends, if any, in cash, and distribute any net realized capital gains to its shareholders at least annually. Each Fund will declare and pay capital gain distributions, if any, in cash. Distributions in cash may be reinvested automatically in additional whole Shares only if the broker through whom you purchased Shares makes such option available. Your broker is responsible for distributing the income and capital gain distributions to you.
Taxes
The following discussion is a summary of certain important U.S. federal income tax considerations generally applicable to investments in the Funds. Your investment in a Fund may have other tax implications. Please consult your tax advisor about the tax consequences of an investment in Shares, including the possible application of foreign, state, and local tax laws. This summary does not apply to Shares held in an IRA or other tax-qualified plans, which are generally not subject to current tax. Transactions relating to Shares held in such accounts may, however, be taxable at some time in the future. This summary is based on current tax laws, which may change.
Each Fund intends to qualify each year for treatment as a “regulated investment company” (“RIC”) within the meaning of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). If it meets certain minimum distribution requirements, a RIC is not subject to tax at the fund level on income and gains from investments that are timely distributed to shareholders. However, a Fund’s failure to qualify as a RIC or to meet minimum distribution requirements would result (if certain relief provisions were not available) in fund-level taxation and, consequently, a reduction in income available for distribution to shareholders.
Unless your investment in Shares is made through a tax-exempt entity or tax-advantaged account, such as an IRA, you need to be aware of the possible tax consequences when a Fund makes distributions, when you sell your Shares listed on the Exchange, and when you purchase or redeem Creation Units (APs only).
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Taxes on Distributions
Each Fund intends to distribute, at least annually, substantially all of its net investment income and net capital gains. For federal income tax purposes, distributions of investment income are generally taxable as ordinary income or qualified dividend income. Taxes on distributions of capital gains (if any) are determined by how long a Fund owned the investments that generated them, rather than how long a shareholder has owned his or her Shares. Sales of assets held by a Fund for more than one year generally result in long-term capital gains and losses, and sales of assets held by a Fund for one year or less generally result in short-term capital gains and losses. Distributions of a Fund’s net capital gain (the excess of net long-term capital gains over net short-term capital losses) that are reported by such Fund as capital gain dividends (“Capital Gain Dividends”) will be taxable as long-term capital gains, which for non-corporate shareholders are subject to tax at reduced rates of up to 20% (lower rates apply to individuals in lower tax brackets). Distributions of short-term capital gain will generally be taxable as ordinary income. Dividends and distributions are generally taxable to you whether you receive them in cash or reinvest them in additional Shares.
Distributions reported by a Fund as “qualified dividend income” are generally taxed to non-corporate shareholders at rates applicable to long-term capital gains, provided holding period and other requirements are met. “Qualified dividend income” generally is income derived from dividends paid by U.S. corporations or certain foreign corporations that are either incorporated in a U.S. possession or eligible for tax benefits under certain U.S. income tax treaties. In addition, dividends that a Fund receives in respect of stock of certain foreign corporations may be qualified dividend income if that stock is readily tradable on an established U.S. securities market. Corporate shareholders may be entitled to a dividends received deduction for the portion of dividends they receive from a Fund that are attributable to dividends received by the Fund from U.S. corporations, subject to certain limitations. For such dividends to be taxed as qualified dividend income to a non-corporate shareholder, a Fund must satisfy certain holding period requirements with respect to the underlying stock and the non-corporate shareholder must satisfy holding period requirements with respect to his or her ownership of such Fund’s Shares. Holding periods may be suspended for these purposes for stock that is hedged. Each Fund’s investment strategy may significantly limit its ability to distribute dividends eligible to be treated as qualified dividend income or entitled to the dividends received deduction.
In the case of corporate shareholders, Fund distributions (other than Capital Gain Dividends) generally qualify for the dividends received deduction to the extent such distributions are so reported and do not exceed the gross amount of qualifying dividends received by such Fund for the year. Generally, and subject to certain limitations (including certain holding period limitations), a dividend will be treated as a qualifying dividend if it has been received from a domestic corporation. Certain of the Funds’ investment strategies may significantly limit their ability to make distributions eligible for the dividends received deduction.
A RIC that receives business interest income may pass through its net business interest income for purposes of the tax rules applicable to the interest expense limitations under Section 163(j) of the Code. A RIC’s total “Section 163(j) Interest Dividend” for a tax year is limited to the excess of the RIC’s business interest income over the sum of its business interest expense and its other deductions properly allocable to its business interest income. A RIC may, in its discretion, designate all or a portion of ordinary dividends as Section 163(j) Interest Dividends, which would allow the recipient shareholder to treat the designated portion of such dividends as interest income for purposes of determining such shareholder’s interest expense deduction limitation under Section 163(j) of the Code. This can potentially increase the amount of a shareholder’s interest expense deductible under Section 163(j) of the Code. In general, to be eligible to treat a Section 163(j) Interest Dividend as interest income, you must have held your shares in a Fund for more than 180 days during the 361-day period beginning on the date that is 180 days before the date on which the share becomes ex-dividend with respect to such dividend. Section 163(j) Interest Dividends, if so designated by a Fund, will be reported to your financial intermediary or otherwise in accordance with the requirements specified by the Internal Revenue Service (“IRS”).
“Qualified REIT dividends” (i.e., ordinary REIT dividends other than capital gain dividends and portions of REIT dividends designated as qualified dividend income eligible for capital gain tax rates) are eligible for a 20% deduction by non-corporate taxpayers. This deduction, if allowed in full, equates to a maximum effective tax rate of 29.6% (37% top rate applied to income after 20% deduction). Distributions by a Fund to its shareholders that are attributable to qualified REIT dividends received by the Fund and which the Fund properly reports as “Section 199A Dividends,” are treated as “qualified REIT dividends” in the hands of non-corporate shareholders. A Section 199A Dividend is treated as a qualified REIT dividend only if the shareholder receiving such dividend holds the dividend-paying RIC shares for at least 46 days of the 91-day period beginning 45 days before the shares become ex-dividend, and is not under an obligation to make related payments with respect to a position in substantially similar or related property. A Fund is permitted to report such part of its dividends as Section 199A Dividends as are eligible, but is not required to do so.
Shortly after the close of each calendar year, you will be informed of the amount and character of any distributions received from a Fund.
In general, your distributions are subject to federal income tax for the year in which they are paid. Certain distributions paid in January, however, may be treated as paid on December 31 of the prior year. Distributions are generally taxable even if they are paid from income or gains earned by a Fund before your investment (and thus were included in the Shares’ NAV when you purchased your Shares).
You should note that if you purchase shares just before a distribution, the purchase price would reflect the amount of the upcoming distribution. In this case, you would be taxed on the entire amount of the distribution received, even though, as an economic matter,
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the distribution simply constitutes a return of your investment. This is known as “buying a dividend” and should generally be avoided by taxable investors.
If you are neither a resident nor a citizen of the United States or if you are a foreign entity, distributions (other than Capital Gain Dividends) paid to you by a Fund will generally be subject to a U.S. withholding tax at the rate of 30%, unless a lower treaty rate applies. Gains from the sale or other disposition of your Shares from non-U.S. shareholders generally are not subject to U.S. taxation, unless you are a nonresident alien individual who is physically present in the U.S. for 183 days or more per year. A Fund may, under certain circumstances, report all or a portion of a dividend as an “interest-related dividend” or a “short-term capital gain dividend,” which would generally be exempt from this 30% U.S. withholding tax, provided certain other requirements are met. Different tax consequences may result if you are a foreign shareholder engaged in a trade or business within the United States or if a tax treaty applies.
Under legislation generally known as “FATCA” (the Foreign Account Tax Compliance Act), a Fund is required to withhold 30% of certain ordinary dividends it pays to shareholders that are foreign entities and that fail to meet prescribed information reporting or certification requirements.
A Fund (or a financial intermediary, such as a broker, through which a shareholder owns Shares) generally is required to withhold and remit to the U.S. Treasury a percentage (currently 24%) of the taxable distributions and sale proceeds paid to any shareholder who fails to properly furnish a correct taxpayer identification number, who has underreported dividend or interest income, or who fails to certify that the shareholder is not subject to such withholding. Backup withholding is not an additional tax and any amounts withheld may be credited against the shareholder’s ultimate U.S. tax liability.
Taxes When Shares are Sold on the Exchange
Provided that a shareholder holds Shares as capital assets, any capital gain or loss realized upon a sale or exchange of Shares generally is treated as a long-term capital gain or loss if Shares have been held for more than one year and as a short-term capital gain or loss if Shares have been held for one year or less. However, any capital loss on a sale of Shares held for six months or less is treated as long-term capital loss to the extent of Capital Gain Dividends paid with respect to such Shares. Any loss realized on a sale will be disallowed to the extent Shares are acquired, including through reinvestment of dividends, within a 61-day period beginning 30 days before and ending 30 days after the disposition of Shares. The ability to deduct capital losses may be limited.
The cost basis of Shares acquired by purchase will generally be based on the amount paid for the Shares and then may be subsequently adjusted for other applicable transactions as required by the Code. The difference between the selling price and the cost basis of Shares generally determines the amount of the capital gain or loss realized on the sale or exchange of Shares. Contact the broker through whom you purchased your Shares to obtain information with respect to the available cost basis reporting methods and elections for your account.
Taxes on Purchases and Redemptions of Creation Units
An AP having the U.S. dollar as its functional currency for U.S. federal income tax purposes who exchanges securities for Creation Units generally recognizes a gain or a loss. The gain or loss will be equal to the difference between the value of the Creation Units at the time of the exchange and the exchanging AP’s aggregate basis in the securities delivered plus the amount of any cash paid for the Creation Units. An AP who exchanges Creation Units for securities will generally recognize a gain or loss equal to the difference between the exchanging AP’s basis in the Creation Units and the aggregate U.S. dollar market value of the securities received, plus any cash received for such Creation Units. The IRS may assert, however, that a loss that is realized upon an exchange of securities for Creation Units may not be currently deducted under the rules governing “wash sales” (for an AP who does not mark-to-market their holdings) or on the basis that there has been no significant change in economic position. APs exchanging securities should consult their own tax advisor with respect to whether wash sale rules apply and when a loss might be deductible.
A Fund may include a payment of cash in addition to, or in place of, the delivery of a basket of securities upon the redemption of Creation Units. A Fund may sell portfolio securities to obtain the cash needed to distribute redemption proceeds. This may cause a Fund to recognize investment income and/or capital gains or losses that it might not have recognized if it had completely satisfied the redemption in kind. As a result, a Fund may be less tax efficient if it includes such a cash payment in the proceeds paid upon the redemption of Creation Units.
Net Investment Income Tax
U.S. individuals with income exceeding specified thresholds are subject to a 3.8% tax on all or a portion of their “net investment income,” which includes interest, dividends, and certain capital gains (generally including capital gains distributions and capital gains realized on the sale of Shares). This 3.8% tax also applies to all or a portion of the undistributed net investment income of certain shareholders that are estates and trusts.
Foreign Investments by a Fund
The Funds invest in foreign securities. Interest and other income received by a Fund with respect to foreign securities may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may
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reduce or eliminate such taxes. If as of the close of a taxable year more than 50% of the value of a Fund’s assets consists of certain foreign stock or securities, each such Fund will be eligible to elect to “pass through” to investors the amount of foreign income and similar taxes (including withholding taxes) paid by such Fund during that taxable year. This means that investors would be considered to have received as additional income their respective shares of such foreign taxes but may be entitled to either a corresponding tax deduction in calculating taxable income, or, subject to certain limitations, a credit in calculating federal income tax. If a Fund does not so elect, each such Fund will be entitled to claim a deduction for certain foreign taxes incurred by such Fund. A Fund (or a financial intermediary, such as a broker, through which a shareholder owns Shares) will notify you if it makes such an election and provide you with the information necessary to reflect foreign taxes paid on your income tax return.
Foreign tax credits, if any, received by a Fund as a result of an investment in another RIC will not be passed through to you unless the Fund qualifies as a “qualified fund-of-funds” under the Code. If a Fund is a “qualified fund-of-funds” it will be eligible to file an election with the IRS that will enable the Fund to pass along these foreign tax credits to its shareholders. A Fund will be treated as a “qualified fund-of-funds” under the Code if at least 50% of the value of the Fund’s total assets (at the close of each quarter of the Fund’s taxable year) is represented by interests in other RICs.
The foregoing discussion summarizes some of the possible consequences under current federal tax law of an investment in each Fund. It is not a substitute for personal tax advice. You also may be subject to state and local tax on Fund distributions and sales of Shares. Consult your personal tax advisor about the potential tax consequences of an investment in Shares under all applicable tax laws. For more information, please see the section entitled “Federal Income Taxes” in the SAI.
DISTRIBUTION PLAN
The Board has adopted a Distribution and Service Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. In accordance with the Plan, each Fund is authorized to pay an amount up to 0.25% of its average daily net assets each year for certain distribution-related activities and shareholder services.
No Rule 12b-1 fees are currently paid by the Funds, and there are no plans to impose these fees. However, in the event Rule 12b-1 fees are charged in the future, because the fees are paid out of Fund assets, over time these fees will increase the cost of your investment and may cost you more than certain other types of sales charges.
PREMIUM/DISCOUNT INFORMATION
Information regarding how often each Fund’s Shares traded on the Exchange at a price above (i.e., at a premium) or below (i.e., at a discount) its NAV is available on the Funds’ website at www.teucrium.com.
ADDITIONAL NOTICES
The Shares are not sponsored, endorsed, or promoted by the Exchange. The Exchange is not responsible for, nor has it participated in the determination of, the timing, prices, or quantities of Shares to be issued, nor in the determination or calculation of the equation by which Shares are redeemable. The Exchange has no obligation or liability to owners of Shares in connection with the administration, marketing, or trading of Shares.
Without limiting any of the foregoing, in no event shall the Exchange have any liability for any lost profits or indirect, punitive, special, or consequential damages even if notified of the possibility thereof.
The Adviser and the Funds make no representation or warranty, express or implied, to the owners of the Shares or any member of the public regarding the advisability of investing in securities generally or in a Fund particularly.
FINANCIAL HIGHLIGHTS
The following financial highlights table shows the financial performance information for the life of each Fund, except for the Strategy B ETF, which has not launched as of the date of this Prospectus. Certain information reflects financial results for a single share of a Fund. The total returns in the table represent the rate that you would have earned or lost on an investment in a Fund (assuming you reinvested all distributions). This information has been audited by Cohen & Company, Ltd., the independent registered public accounting firm of the Funds, whose report, along with each Fund’s financial statements, is included in the Funds’ most recent Form N-CSR, which is available upon request and can be found on the SEC’s website.

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YIELDS FOR YOU INCOME STRATEGY A ETF
FINANCIAL HIGHLIGHTS
Period Ended December 31, 2025(a)
PER SHARE DATA:
Net asset value, beginning of period	$9.99

INVESTMENT OPERATIONS:
Net investment income(b)(h)	0.39
Net realized and unrealized loss on investments(c)	(0.10)
Total from investment operations	0.29

LESS DISTRIBUTIONS FROM:
Net investment income	(0.36)
Total distributions	(0.36)
Net asset value, end of period	$9.92
Total return(d)	2.97%

SUPPLEMENTAL DATA AND RATIOS:(e)
Net assets, end of period (in thousands)	$27,068
Ratio of expenses to average net assets(f)	1.00%
Ratio of net investment income to average net assets(f)	4.26%
Portfolio turnover rate(d)(g)	12%
(a) The Fund commenced operations on January 30, 2025.
(b) Net investment income per share has been calculated based on average shares outstanding during the period.
(c) Realized and unrealized gains and losses per share in the caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the Statement of Operations due to share transactions for the period.
(d) Not annualized for periods less than one year.
(e) Ratios do not include the income and expenses of the underlying funds in which the Fund invests.
(f) Annualized for periods less than one year.
(g) Portfolio turnover rate excludes in-kind transactions.
(h) Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests. The ratio does not include net investment income of the investment companies in which the Fund invests.
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RELATIVE STRENGTH MANAGED VOLATILITY STRATEGY ETF
FINANCIAL HIGHLIGHTS
Period Ended December 31, 2025(a)
PER SHARE DATA:
Net asset value, beginning of period	$24.98

INVESTMENT OPERATIONS:
Net investment income(b)	0.16
Net realized and unrealized gain on investments(c)	2.49
Total from investment operations	2.65

LESS DISTRIBUTIONS FROM:
Net investment income	(0.27)
Total distributions	(0.27)
ETF transaction fees per share(b)	0.00(d)
Net asset value, end of period	$27.36
Total return(e)	10.63%

SUPPLEMENTAL DATA AND RATIOS:(f)
Net assets, end of period (in thousands)	$37,215
Ratio of expenses to average net assets(g)	0.95%
Ratio of net investment income to average net assets(g)	0.67%
Portfolio turnover rate(e)(h)	591%
(a) The Fund commenced operations on January 13, 2025.
(b) Calculated based on average shares outstanding during the period.
(c) Realized and unrealized gains and losses per share in the caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the Statement of Operations due to share transactions for the period.
(d) Amount represents less than $0.005 per share.
(e) Not annualized for periods less than one year.
(f) Ratios do not include the income and expenses of the underlying funds in which the Fund invests.
(g) Annualized for periods less than one year.
(h) Portfolio turnover rate excludes in-kind transactions.
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Yields for You Income Strategy A ETF
Yields for You Strategy B ETF
Relative Strength Managed Volatility Strategy ETF

Adviser	Teucrium Investment Advisors, LLC Three Main Street, Suite 215 Burlington, Vermont 05401	Distributor	PINE Distributors LLC 501 South Cherry Street, Suite 610 Denver, Colorado 80246
Transfer Agent, Index Receipt Agent, and Administrator	U.S. Bancorp Fund Services, LLC d/b/a U.S. Bank Global Fund Services 615 East Michigan Street Milwaukee, Wisconsin 53202	Custodian	U.S. Bank, N.A. 1555 North Rivercenter Drive, Suite 302 Milwaukee, Wisconsin 53212
Independent Registered Public Accounting Firm	Cohen & Company, Ltd. 1835 Market Street, Suite 310 Philadelphia, Pennsylvania 19103	Legal Counsel	Morgan, Lewis & Bockius LLP 1111 Pennsylvania Avenue, NW Washington, DC 20004-2541
Investors may find more information about a Fund in the following documents:
Statement of Additional Information: The Funds’ SAI provides additional details about the investments of each Fund and certain other additional information. The SAI is on file with the SEC and is incorporated herein by reference into this Prospectus. It is legally considered a part of this Prospectus.
Annual/Semi-Annual Reports and Form N-CSR: Additional information about each Fund’s investments will be available in the Funds’ Annual and Semi-Annual Reports to shareholders and in Form N-CSR. In the Annual Report, when available, you will find a discussion of the market conditions and investment strategies that significantly affected a Fund’s performance during its last fiscal year. In Form N-CSR, you will find the Fund’s annual and semi-annual financial statements.
You can obtain free copies of these documents, request other information or make general inquiries about the Funds by calling 1-800-617-0004.
Shareholder reports and other information about the Funds also are available:
•Free of charge from the SEC’s EDGAR database on the SEC’s website at http://www.sec.gov;
•Free of charge from the Funds’ website at www.teucrium.com; or
•For a fee, by e-mail request to publicinfo@sec.gov.

(SEC Investment Company Act File No. 811-23226)

Yields for You Income Strategy A ETF (YFYA)
Yields for You Strategy B ETF (YFYB)*
Relative Strength Managed Volatility Strategy ETF (RSMV)

*The Fund has not yet commenced operations and is not available for purchase.

Each, a series of Listed Funds Trust
Listed on NYSE Arca, Inc.

STATEMENT OF ADDITIONAL INFORMATION
April 30, 2026

This Statement of Additional Information (the “SAI”) is not a prospectus and should be read in conjunction with the prospectus for the Yields for You Income Strategy A ETF (the “Strategy A ETF”), Yields for You Strategy B ETF (the “Strategy B ETF”), and Relative Strength Managed Volatility Strategy ETF (the “RSMV Strategy ETF”), (each a “Fund” and, collectively the “Funds”), each a series of Listed Funds Trust (the “Trust”), dated April 30, 2026, as may be supplemented from time to time (the “Prospectus”). Capitalized terms used in this SAI that are not defined have the same meaning as in the Prospectus, unless otherwise noted. A copy of the Prospectus may be obtained, without charge, by calling the Funds at 1-800-617-0004 or by visiting www.teucrium.com.
The Funds’ audited financial statements for the most recent fiscal year are included in the Funds’ most recent Form N-CSR, which is incorporated into this SAI by reference (File No. 811-23226). You may obtain a copy of the Funds’ Annual Report and Form N-CSR at no charge by contacting the Funds at the phone number noted above.

GENERAL INFORMATION ABOUT THE TRUST
The Trust is an open-end management investment company consisting of multiple investment series. This SAI relates only to the Funds. The Trust was organized as a Delaware statutory trust on August 26, 2016. The Trust is registered with the U.S. Securities and Exchange Commission (the “SEC”) under the Investment Company Act of 1940, as amended (together with the rules and regulations adopted thereunder, the “1940 Act”), as an open-end management investment company, and the offering of each Fund’s shares (collectively, the “Shares”) is registered under the Securities Act of 1933 (the “Securities Act”). The Trust is governed by its Board of Trustees (the “Board”).
Teucrium Investment Advisors, LLC (the “Adviser”) serves as investment adviser to the Funds.
Each Fund offers and issues Shares at their net asset value (“NAV”) only in aggregations of a specified number of Shares (each, a “Creation Unit”). Each Fund generally offers and issues Shares in exchange for a basket of securities (“Deposit Securities”) together with the deposit of a specified cash payment (“Cash Component”). The Trust reserves the right to permit or require the substitution of a “cash in lieu” amount (“Deposit Cash”) to be added to the Cash Component to replace any Deposit Security or other instrument in a Fund’s portfolio. Shares are listed on the NYSE Arca, Inc. (the “Exchange”) and trade on the Exchange at market prices that may differ from the Shares’ NAV. Shares are also redeemable only in Creation Unit aggregations, primarily in exchange for a specified cash payment. A Creation Unit of each Fund generally consists of 10,000 Shares, though this may change from time to time. As a practical matter, only institutions or large investors purchase or redeem Creation Units. Except when aggregated in Creation Units, Shares are not redeemable securities.
Shares may be issued in advance of receipt of Deposit Securities subject to various conditions, including a requirement to maintain on deposit with the Trust cash at least equal to a specified percentage of the value of the missing Deposit Securities, as set forth in the Participant Agreement (as defined below). The Trust may impose a transaction fee for each creation or redemption. In all cases, such fees will be limited in accordance with the requirements of the SEC applicable to management investment companies offering redeemable securities. As in the case of other publicly traded securities, brokers’ commissions on transactions in the secondary market will be based on negotiated commission rates at customary levels.
ADDITIONAL INFORMATION ABOUT INVESTMENT OBJECTIVES, POLICIES, AND RELATED RISKS
Each Fund’s investment objective and principal investment strategies are described in the Prospectus. The following information supplements, and should be read in conjunction with, the Prospectus. For a description of certain permitted investments, see “Description of Permitted Investments” in this SAI.
With respect to each Fund’s investments, unless otherwise noted, if a percentage limitation on investment is adhered to at the time of investment or contract, a subsequent increase or decrease as a result of market movement or redemption will not result in a violation of such investment limitation.
NON-DIVERSIFICATION
Each Fund is classified as a non-diversified investment company under the 1940 Act. A “non-diversified” classification means that a Fund is not limited by the 1940 Act with regard to the percentage of its total assets that may be invested in the securities of a single issuer. This means that a Fund may invest a greater portion of its total assets in the securities of a single issuer or a smaller number of issuers than if it was a diversified fund. This may have an adverse effect on the Fund’s performance or subject the Fund’s Shares to greater price volatility than more diversified investment companies. Moreover, in pursuing its objective, the Fund may hold the securities of a single issuer in an amount exceeding 10% of the value of the outstanding securities of the issuer, subject to restrictions imposed by the Internal Revenue Code of 1986, as amended (the “Code”). In particular, as the Fund’s size grows and its assets increase, it will be more likely to hold more than 10% of the securities of a single issuer if the issuer has a relatively small public float as compared to other components of the Fund’s portfolio.
Although each Fund is non-diversified for purposes of the 1940 Act, the Funds intend to maintain the required level of diversification and otherwise conduct its operations so as to qualify as a “regulated investment company” (“RIC”) within the meaning of Subchapter M of the Code. Compliance with the diversification requirements of the Code may limit the investment flexibility of the Funds and may make it less likely that the Funds will meet their investment objectives. To qualify as a RIC under the Code, a Fund must meet the Diversification Requirement described in the section titled “Federal Income Taxes” in this SAI.
GENERAL RISKS
The value of a Fund’s portfolio investments may fluctuate with changes in the financial condition of an issuer or counterparty, changes in specific economic or political conditions that affect a particular investment or issuer, and changes in general economic or political conditions. An investor in a Fund could lose money over short or long periods of time.
There can be no guarantee that a liquid market for the investments held by a Fund will be maintained. The existence of a liquid trading market for certain investments may depend on whether dealers will make a market in such investments. There can be no assurance that a market will be made or maintained or that any such market will be or remain liquid. The price at which investments may be sold and
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the value of Shares will be adversely affected if trading markets for a Fund’s portfolio investments are limited or absent, or if bid/ask spreads are wide.
Cybersecurity Risk. Investment companies, such as the Funds, and their service providers may be subject to operational and information security risks resulting from cyber-attacks. Cyber-attacks include, among other behaviors, stealing or corrupting data maintained online or digitally, denial of service attacks on websites, the unauthorized release of confidential information or various other forms of cybersecurity breaches. Cyber-attacks affecting a Fund or the Adviser, custodian, transfer agent, intermediaries and other third-party service providers may adversely impact a Fund. For instance, cyber-attacks may interfere with the processing of shareholder transactions, impact a Fund’s ability to calculate its NAV, cause the release of private shareholder information or confidential company information, impede trading, subject a Fund to regulatory fines or financial losses, and cause reputational damage. A Fund also may incur additional costs for cybersecurity risk management purposes. Similar types of cybersecurity risks also are present for issuers of securities in which a Fund invests, which could result in material adverse consequences for such issuers and may cause a Fund’s investments in such portfolio companies to lose value.
Global Pandemics. Beginning in the first quarter of 2020, financial markets in the United States and around the world experienced extreme and, in many cases, unprecedented volatility and severe losses due to the global pandemic caused by COVID-19, a novel coronavirus. The pandemic resulted in a wide range of social and economic disruptions, including closed borders, voluntary or compelled quarantines of large populations, stressed healthcare systems, reduced or prohibited domestic or international travel, and supply chain disruptions affecting the United States and many other countries. Some sectors of the economy and individual issuers experienced particularly large losses as a result of these disruptions. Although the immediate effects of the COVID-19 pandemic have dissipated, global markets and economies continue to contend with the ongoing and long-term impact of COVID-19. It is unknown how long events related to the pandemic will persist, whether they will reoccur in the future, and what additional implications may follow from the pandemic. The impact of these events and other epidemics or pandemics in the future could adversely affect Fund performance.
Recent Geopolitical Events. Geopolitical tensions introduce uncertainty into global markets. For example, Russia’s military invasion of Ukraine in February 2022, the resulting responses by the United States and other countries, and the potential for wider conflict could increase volatility and uncertainty in the financial markets and adversely affect regional and global economies. The United States and other countries have imposed broad-ranging economic sanctions on Russia and certain Russian individuals, banking entities and corporations, and Belarus as a response to Russia’s invasion of Ukraine, and may impose sanctions on other countries that provide military or economic support to Russia. The extent and duration of Russia’s military actions and the repercussions of such actions (including any retaliatory actions or countermeasures that may be taken by those subject to sanctions, including cyber-attacks) are impossible to predict, but could result in significant market disruptions, including in certain industries or sectors, such as the oil and natural gas markets, and may negatively affect global supply chains, inflation and global growth.
Similarly, escalations beginning in October 2023 of the ongoing Israel-Hamas conflict present a potential risk for wider conflict that could negatively affect financial markets due to a myriad of interconnected factors. This conflict could disrupt regional trade and supply chains, potentially affecting U.S. businesses with exposure to the region. For example, attacks on commercial vessels transiting through the Red Sea, commonly referred to as the Red Sea crisis, have led to disruption of international maritime trade and the global supply chain, which has had a direct impact on countries and regions that rely on such routes for the supply of energy and/or food and companies that typically ship goods or receive components by way of the Red Sea. In addition, recent U.S. military operations in Iran could lead to significant geopolitical instability, including retaliatory attacks, disruption of critical energy infrastructure and shipping lanes such as the Strait of Hormuz, and broader regional conflict, which in turn may cause sharp volatility across global financial markets and commodity prices. Such developments may adversely affect the Funds through increased market uncertainty, reduced liquidity, higher inflation and interest rate pressures, and potential declines in asset valuations across multiple sectors and geographies. The Middle East plays a pivotal role in the global energy sector, and prolonged instability could impact oil prices, leading to increased costs for businesses and consumers.
These conflicts and others, and any related events could significantly impact a Fund’s performance and the value of an investment in a Fund, even if the Fund does not have direct exposure.
DESCRIPTION OF PERMITTED INVESTMENTS
The following are descriptions of the Funds’ permitted investments and investment practices and the associated risk factors. A Fund will only invest in any of the following instruments, or exchange-traded funds (“ETFs”) that invest in such instruments, or engage in any of the following investment practices, directly or indirectly, if such investment or activity is consistent with that Fund’s investment objective and permitted by the Fund’s stated investment policies.
Borrowing
Each Fund may borrow money to the extent permitted under the 1940 Act, as such may be interpreted or modified by regulatory authorities having jurisdiction, from time to time. Borrowing for investment purposes is one form of leverage. Leveraging investments by purchasing securities with borrowed money is a speculative technique that increases investment risk, but also increases investment opportunity. Because substantially all of a Fund’s assets will fluctuate in value, whereas the interest obligations on borrowings may be
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fixed, the NAV per share of the Fund will increase more when the Fund’s portfolio assets increase in value and decrease more when the Fund’s portfolio assets decrease in value than would otherwise be the case. Moreover, interest costs on borrowings may fluctuate with changing market rates of interest and may partially offset or exceed the returns on the borrowed funds. Under adverse conditions, a Fund might have to sell portfolio securities to meet interest or principal payments at a time when investment considerations would not favor such sales.
Each Fund also may borrow money to facilitate management of the Fund’s portfolio by enabling the Fund to meet redemption requests when the liquidation of portfolio instruments would be inconvenient or disadvantageous. Such borrowing is not for investment purposes and will be repaid by the Fund promptly. As required by the 1940 Act, a Fund must maintain continuous asset coverage (total assets, including assets acquired with borrowed funds, less liabilities exclusive of borrowings) of 300% of all amounts borrowed. If, at any time, the value of a Fund’s assets should fail to meet this 300% coverage test, the Fund, within three days (not including Sundays and holidays), will reduce the amount of the Fund’s borrowings to the extent necessary to meet this 300% coverage requirement. Maintenance of this percentage limitation may result in the sale of portfolio securities at a time when investment considerations otherwise indicate that it would be disadvantageous to do so.
Borrowing will tend to exaggerate the effect on NAV of any increase or decrease in the market value of the borrowing Fund’s portfolio. Money borrowed will be subject to interest costs that may or may not be recovered by earnings on the securities purchased. A Fund also may be required to maintain minimum average balances in connection with a borrowing or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate. In addition to the foregoing, each Fund is authorized to borrow money as a temporary measure for extraordinary or emergency purposes in amounts not in excess of 5% of the value of the Fund’s total assets. Borrowings for extraordinary or emergency purposes are not subject to the foregoing 300% asset coverage requirement.
Convertible Securities
Convertible securities are debt securities which may be converted or exchanged at a stated exchange ratio into underlying shares of common stock. The exchange ratio for any particular convertible security may be adjusted from time to time due to stock splits, dividends, spin-offs, other corporate distributions, or scheduled changes in the exchange ratio. Convertible bonds and convertible preferred stocks, until converted, have general characteristics similar to both debt and equity securities. Although to a lesser extent than with debt securities generally, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion or exchange feature, the market value of convertible securities tends to vary with fluctuations in the market value of the underlying common stocks, and, therefore, also will react to variations in the general market for equity securities. A unique feature of convertible securities is that as the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis, and so may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the prices of the convertible securities tend to rise as a reflection of the value of the underlying common stock. While no securities investments are without risk, investments in convertible securities generally entail less risk than investments in common stock of the same issuer.
As debt securities, convertible securities are investments which provide for a stable stream of income with generally higher yields than common stocks. Of course, like all debt securities, there can be no assurance of current income because the issuers of the convertible securities may default in their obligations. Convertible securities, however, generally offer lower interest or dividend yields than non-convertible securities of similar quality because of the potential for capital appreciation. A convertible security, in addition to providing fixed income, offers the potential for capital appreciation through the conversion feature which enables the holder to benefit from increases in the market price of the underlying common stock.
Convertible securities generally are subordinated to other similar but non-convertible securities of the same issuer although convertible bonds, as corporate debt obligations, enjoy seniority in right of payment to all equity securities, and convertible preferred stock is senior to common stock, of the same issuer. However, because of the subordination feature, convertible bonds and convertible preferred stock typically have lower ratings than similar non-convertible securities.
Debt Securities
In general, a debt security represents a loan of money to the issuer by the purchaser of the security. A debt security typically has a fixed payment schedule that obligates the issuer to pay interest to the lender and to return the lender’s money over a certain time period. A company typically meets its payment obligations associated with its outstanding debt securities before it declares and pays any dividend to holders of its equity securities. Bonds, notes, and commercial paper are examples of debt securities and differ in the length of the issuer’s principal repayment schedule, with bonds carrying the longest repayment schedule and commercial paper the shortest.
Debt securities are all generally subject to interest rate, credit, income, and prepayment risks and, like all investments, are subject to liquidity and market risks to varying degrees depending upon the specific terms and type of security. The Adviser attempts to reduce credit and market risk through diversification of a Fund’s portfolio and ongoing credit analysis of each issuer, as well as by monitoring economic developments, but there can be no assurance that it will be successful at doing so.
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A Fund’s investments in debt securities may subject the Fund to the following risks:
Credit Risk. Debt securities are subject to the risk of an issuer’s (or other party’s) failure or inability to meet its obligations under the security. Multiple parties may have obligations under a debt security. An issuer or borrower may fail to pay principal and interest when due. A guarantor, insurer, or credit support provider may fail to provide the agreed upon protection. A counterparty to a transaction may fail to perform its side of the bargain. An intermediary or agent interposed between the investor and other parties may fail to perform the terms of its service. Also, performance under a debt security may be linked to the obligations of other persons who may fail to meet their obligations. The credit risk associated with a debt security could increase to the extent that a Fund’s ability to benefit fully from its investment in the security depends on the performance by multiple parties of their respective contractual or other obligations. The market value of a debt security is also affected by the market’s perception of the creditworthiness of the issuer.
A Fund may incur substantial losses on debt securities that are inaccurately perceived to present a different amount of credit risk than they actually do by the market, the Adviser, or the rating agencies. Credit risk is generally greater where less information is publicly available, where fewer covenants safeguard the investors’ interests, where collateral may be impaired or inadequate, where little legal redress or regulatory protection is available, or where a party’s ability to meet obligations is speculative. Additionally, any inaccuracy in the information used by a Fund to evaluate credit risk may affect the value of securities held by such Fund.
Obligations under debt securities held by a Fund may never be satisfied or, if satisfied, only satisfied in part.
Some securities are subject to risks as a result of a credit downgrade or default by a government, or its agencies or, instrumentalities. Credit risk is a greater concern for high-yield debt securities and debt securities of issuers whose ability to pay interest and principal may be considered speculative. Debt securities are typically classified as investment grade-quality (medium to highest credit quality) or below investment grade-quality (commonly referred to as high-yield or junk bonds). Many individual debt securities are rated by a third-party source, such as Moody’s Investors Service (“Moody’s”) or Standard & Poor’s Financial Services (“S&P®”), to help describe the creditworthiness of the issuer.
Credit Ratings Risk. The Adviser performs its own independent investment analysis of securities being considered for a Fund’s portfolio, which includes consideration of, among other things, the issuer’s financial resources, its sensitivity to economic conditions and trends, its operating history, the quality of the issuer’s management and regulatory matters. The Adviser also considers the ratings assigned by various investment services and independent rating agencies, such as Moody’s and S&P, that publish ratings based upon their assessment of the relative creditworthiness of the rated debt securities. Generally, a lower rating indicates higher credit risk. Higher yields are ordinarily available from debt securities in the lower rating categories. These ratings are described at the end of this SAI under “Description of Securities Ratings.”
Using credit ratings to evaluate debt securities can involve certain risks. For example, ratings assigned by the rating agencies are based upon an analysis completed at the time of the rating of the obligor’s ability to pay interest and repay principal. Rating agencies typically rely to a large extent on historical data which may not accurately represent present or future circumstances. Ratings do not purport to reflect the risk of fluctuations in market value of the debt security and are not absolute standards of quality and only express the rating agency’s current opinion of an obligor’s overall financial capacity to pay its financial obligations. A credit rating is not a statement of fact or a recommendation to purchase, sell or hold a debt obligation. Also, credit quality can change suddenly and unexpectedly, and credit ratings may not reflect the issuer’s current financial condition or events since the security was last rated. Rating agencies may have a financial interest in generating business, including from the arranger or issuer of the security that normally pays for that rating, and providing a low rating might affect the rating agency’s prospects for future business. While rating agencies have policies and procedures to address this potential conflict of interest, there is a risk that these policies will fail to prevent a conflict of interest from impacting the rating.
Extension Risk. A Fund is subject to extension risk, which is the risk that the market value of some debt securities, particularly mortgage securities and certain asset-backed securities, may be adversely affected when bond calls or prepayments on underlying mortgages or other assets are less or slower than anticipated. Extension risk may result from, for example, rising interest rates or unexpected developments in the markets for the underlying assets or mortgages. As a consequence, the security’s effective maturity will be extended, resulting in an increase in interest rate sensitivity to that of a longer-term instrument. Extension risk generally increases as interest rates rise. This is because, in a rising interest rate environment, the rate of prepayment and exercise of call or buy-back rights generally falls, and the rate of default and delayed payment generally rises. When the maturity of an investment is extended in a rising interest rate environment, a below-market interest rate is usually locked-in, and the value of the security is reduced. This risk is greater for fixed-rate than variable-rate debt securities.
Income Risk. A Fund is subject to income risk, which is the risk that the Fund’s income will decline during periods of falling interest rates or when the Fund experiences defaults on debt securities it holds. A Fund’s income declines when interest rates fall because, as the Fund’s higher-yielding debt securities mature or are prepaid, the Fund must re-invest the proceeds in debt securities that have lower, prevailing interest rates. The amount and rate of distributions that a Fund’s shareholders receive are affected by the income that the Fund receives from its portfolio holdings. If the income is reduced, distributions by a Fund to shareholders may be less.
Fluctuations in income paid to a Fund are generally greater for variable-rate debt securities. A Fund will be deemed to receive taxable income on certain securities which pay no cash payments until maturity, such as zero-coupon securities. A Fund may be required to
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sell portfolio securities that it would otherwise continue to hold in order to obtain sufficient cash to make the distribution to shareholders required for U.S. tax purposes.
Inflation Risk. The market price of debt securities generally falls as inflation increases because the purchasing power of the future income and repaid principal is expected to be worth less when received by a Fund. Debt securities that pay a fixed rather than variable interest rate are especially vulnerable to inflation risk because variable-rate debt securities may be able to participate, over the long term, in rising interest rates which have historically corresponded with long-term inflationary trends.
Interest Rate Risk. The market value of debt securities generally varies in response to changes in prevailing interest rates. Interest rate changes can be sudden and unpredictable. In addition, short-term and long-term rates are not necessarily correlated to each other as short-term rates tend to be influenced by government monetary policy while long-term rates are market driven and may be influenced by macroeconomic events (such as economic expansion or contraction), inflation expectations, as well as supply and demand. During periods of declining interest rates, the market value of debt securities generally increases. Conversely, during periods of rising interest rates, the market value of debt securities generally declines. This occurs because new debt securities are likely to be issued with higher interest rates as interest rates increase, making the old or outstanding debt securities less attractive. In general, the market prices of long-term debt securities or securities that make little (or no) interest payments are more sensitive to interest rate fluctuations than shorter-term debt securities. The longer a Fund’s average weighted portfolio duration, the greater the potential impact a change in interest rates will have on its share price. Also, certain segments of the fixed income markets, such as high-quality bonds, tend to be more sensitive to interest rate changes than other segments, such as lower-quality bonds.
Prepayment Risk. Debt securities, especially bonds that are subject to “calls,” such as asset-backed or mortgage-backed securities, are subject to prepayment risk if their terms allow the payment of principal and other amounts due before their stated maturity. Amounts invested in a debt security that has been “called” or “prepaid” will be returned to an investor holding that security before expected by the investor. In such circumstances, the investor, such as a Fund, may be required to re-invest the proceeds it receives from the called or prepaid security in a new security which, in periods of declining interest rates, will typically have a lower interest rate. Prepayment risk is especially prevalent in periods of declining interest rates and will result for other reasons, including unexpected developments in the markets for the underlying assets or mortgages. For example, a decline in mortgage interest rates typically initiates a period of mortgage refinancings. When homeowners refinance their mortgages, the investor in the underlying pool of mortgage-backed securities (such as a Fund) receives its principal back sooner than expected, and must reinvest at lower, prevailing rates.
Securities subject to prepayment risk are often called during a declining interest rate environment and generally offer less potential for gains and greater price volatility than other income-bearing securities of comparable maturity.
Call risk is similar to prepayment risk and results from the ability of an issuer to call, or prepay, a debt security early. If interest rates decline enough, the debt security’s issuer can save money by repaying its callable debt securities and issuing new debt securities at lower interest rates.
Derivative Instruments
Certain derivative instruments used by a Fund may oblige the Fund to make payments or incur additional obligations in the future. Rule 18f-4 under the 1940 Act (“Rule 18f-4”) imposes limits on the amount of leverage risk to which a fund may be exposed through the use of such derivatives and requires the adoption of certain derivatives risk management measures. Under Rule 18f-4, a fund’s investment in such derivatives is limited through value-at-risk (“VaR”) testing. Specifically, the VaR of the fund’s portfolio may not exceed 200% of the VaR of a specific unleveraged designated reference portfolio using relative VaR testing (or 20% of the value of the fund’s net assets using absolute VaR testing).
Generally, a fund whose derivatives exposure exceeds 10% of its net assets is required to establish and maintain a comprehensive derivatives risk management program, subject to oversight by a fund’s board of trustees, and appoint a derivatives risk manager. Funds whose derivatives exposure does not exceed 10% of their net assets may be considered limited derivatives users and are not required to comply with all of the conditions of Rule 18f-4, including the adoption of a derivatives risk management program and appointment of a derivatives risk manager, though they are required to adopt policies and procedures designed to manage derivatives risk.
Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate, or index, and may relate to bonds, interest rates, currencies, commodities, and related indexes. Examples of derivative instruments include futures contracts and options on futures contracts.
Swap Agreements. A Fund may utilize swap agreements in an attempt to gain exposure to the investments or commodities in a market without actually purchasing those investments or commodities, or to hedge a position. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a day to more than one-year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a “notional amount,” (i.e., the return on or increase in value of a particular dollar amount invested in a basket of securities representing a particular index). Total return swaps are swap agreements in which one party makes payments based on a set rate, either fixed or
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variable, while the other party makes payments based on the return of an underlying asset, to seek exposure to certain investments or commodities.
Forms of swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap” interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified level, or “floor;” and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels.
A Fund’s obligations under a swap agreement will be accrued daily (offset against any amounts owing to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by segregating assets determined to be liquid. Obligations under swap agreements so covered will not be construed to be “senior securities” for purposes of each Fund’s investment restriction concerning senior securities. Because they are two-party contracts which may have terms of greater than seven days, swap agreements may be considered to be illiquid for purposes of each Fund’s illiquid investment limitations. No Fund will enter into any swap agreement unless the Adviser believes that the other party to the transaction is creditworthy. Each Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty.
Each Fund may enter into swap agreements to invest in a market without owning or taking physical custody of the underlying investments or commodities in circumstances in which direct investment is restricted for legal reasons or is otherwise impracticable. The counterparty to any swap agreement will typically be a bank, investment banking firm or broker-dealer. The counterparty will generally agree to pay a Fund the amount, if any, by which the notional amount of the swap agreement would have increased in value had it been invested in the particular stocks, plus the dividends that would have been received on those stocks. Each Fund will agree to pay to the counterparty a floating rate of interest on the notional amount of the swap agreement plus the amount, if any, by which the notional amount would have decreased in value had it been invested in such stocks. Therefore, the return to a Fund on any swap agreement should be the gain or loss on the notional amount plus dividends on the stocks less the interest paid by such Fund on the notional amount.
Swap agreements typically are settled on a net basis, which means that the two payment streams are netted out, with a Fund receiving or paying, as the case may be, only the net amount of the two payments. Payments may be made at the conclusion of a swap agreement or periodically during its term. Other swap agreements may require initial premium (discount) payments as well as periodic payments (receipts) related to the interest leg of the swap or to the default of a reference obligation. Each Fund will earmark and reserve assets necessary to meet any accrued payment obligations when it is the buyer of a credit default swap.
If a swap counterparty defaults, the Fund’s risk of loss consists of the net amount of payments the Fund is contractually entitled to receive, if any, or the failure of the counterparty to deliver the underlying investments or commodities, depending on the nature of the swap. The net amount of the excess, if any, of the Fund’s obligations over its entitlements with respect to each equity swap will be accrued on a daily basis and an amount of cash or liquid assets, having an aggregate NAV at least equal to such accrued excess will be maintained in a segregated account by the Fund’s custodian.
The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid in comparison with the markets for other similar instruments, which are traded in the over-the-counter (“OTC”) market. The Adviser, under the supervision of the Board, is responsible for determining and monitoring the liquidity of Fund transactions in swap agreements.
The use of swap agreements is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If a counterparty’s creditworthiness declines, the value of the swap would likely decline. Moreover, there is no guarantee that the Fund could eliminate its exposure under an outstanding swap agreement by entering into an offsetting swap agreement with the same or another party.
Swaptions. A swaption is an OTC option that gives the purchaser of the option the right, but not the obligation, in return for payment of a premium to the seller, to enter into a previously negotiated swap, or to extend, terminate or otherwise modify the terms of an existing swap. The writer (seller) of a swaption receives premium payments from the purchaser and, in exchange, becomes obligated to enter into or modify an underlying swap upon the exercise of the option by the purchaser. When a Fund purchases a swaption, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised, plus any related transaction costs.
There can be no assurance that a liquid secondary market will exist for any particular swaption, or at any particular time, and a Fund may have difficulty affecting closing transactions in particular swaptions. Therefore, each Fund may have to exercise the options that it purchases in order to realize any profit and take delivery of the underlying swap. The respective Fund could then incur transaction costs upon the sale or closing out of the underlying swap. In the event that the swaption is exercised, the counterparty for such swaption would be the same counterparty with whom the respective Fund entered into the underlying swap.
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However, if a Fund writes (sells) a swaption, the Fund is bound by the terms of the underlying swap upon exercise of the option by the buyer, which may result in losses to the Fund in excess of the premium it received. Swaptions involve the risks associated with derivative instruments generally, as described above, as well as the additional risks associated with both options and swaps generally.
Options. An option is a contract that gives the purchaser of the option, in return for the premium paid, the right to buy an underlying reference instrument, such as a specified security, currency, index, or other instrument, from the writer of the option (in the case of a call option), or to sell a specified reference instrument to the writer of the option (in the case of a put option) at a designated price during the term of the option. The premium paid by the buyer of an option will reflect, among other things, the relationship of the exercise price to the market price and the volatility of the underlying reference instrument, the remaining term of the option, supply, demand, interest rates and/or currency exchange rates. An American-style put or call option may be exercised at any time during the option period while a European-style put or call option may be exercised only upon expiration or during a fixed period prior thereto. Put and call options are traded on national securities exchanges and in the OTC market.
Options traded on national securities exchanges are within the jurisdiction of the SEC or other appropriate national securities regulators, as are securities traded on such exchanges. As a result, many of the protections provided to traders on organized exchanges will be available with respect to such transactions. In particular, all option positions entered into on a national securities exchange in the United States are cleared and guaranteed by the Options Clearing Corporation, thereby reducing the risk of counterparty default. Furthermore, a liquid secondary market in options traded on a national securities exchange may be more readily available than in the OTC market, potentially permitting a Fund to liquidate open positions at a profit prior to exercise or expiration, or to limit losses in the event of adverse market movements. There is no assurance, however, that higher than anticipated trading activity or other unforeseen events might not temporarily render the capabilities of the Options Clearing Corporation inadequate, and thereby result in the exchange instituting special procedures which may interfere with the timely execution of a Fund’s orders to close out open options positions.
Purchasing Call and Put Options. As the buyer of a call option, each Fund has a right to buy the underlying reference instrument (e.g., a currency or security) at the exercise price at any time during the option period (for American-style options). Each Fund may enter into closing sale transactions with respect to call options, exercise them, or permit them to expire. For example, a Fund may buy call options on underlying reference instruments that it intends to buy with the goal of limiting the risk of a substantial increase in their market price before the purchase is effected. Unless the price of the underlying reference instrument changes sufficiently, a call option purchased by a Fund may expire without any value to the Fund, in which case the Fund would experience a loss to the extent of the premium paid for the option plus related transaction costs.
As the buyer of a put option, a Fund has the right to sell the underlying reference instrument at the exercise price at any time during the option period (for American-style options). Like a call option, a Fund may enter into closing sale transactions with respect to put options, exercise them or permit them to expire. A Fund may buy a put option on an underlying reference instrument owned by the Fund (a protective put) as a hedging technique in an attempt to protect against an anticipated decline in the market value of the underlying reference instrument. Such hedge protection is provided only during the life of the put option when a Fund, as the buyer of the put option, is able to sell the underlying reference instrument at the put exercise price, regardless of any decline in the underlying instrument’s market price. A Fund also may seek to offset a decline in the value of the underlying reference instrument through appreciation in the value of the put option. A put option also may be purchased with the intent of protecting unrealized appreciation of an instrument when the Adviser deems it desirable to continue to hold the instrument because of tax or other considerations. The premium paid for the put option and any transaction costs would reduce any short-term capital gain that may be available for distribution when the instrument is eventually sold. Buying put options at a time when the buyer does not own the underlying reference instrument allows the buyer to benefit from a decline in the market price of the underlying reference instrument, which generally increases the value of the put option.
If a put option was not terminated in a closing sale transaction when it has remaining value, and if the market price of the underlying reference instrument remains equal to or greater than the exercise price during the life of the put option, the buyer would not make any gain upon exercise of the option and would experience a loss to the extent of the premium paid for the option plus related transaction costs. In order for the purchase of a put option to be profitable, the market price of the underlying reference instrument must decline sufficiently below the exercise price to cover the premium and transaction costs.
Writing Call and Put Options. Writing options may permit the writer to generate additional income in the form of the premium received for writing the option. The writer of an option may have no control over when the underlying reference instruments must be sold (in the case of a call option) or purchased (in the case of a put option) because the writer may be notified of exercise at any time prior to the expiration of the option (for American-style options). In general, though, options are infrequently exercised prior to expiration. Whether or not an option expires unexercised, the writer retains the amount of the premium. Writing “covered” call options means that the writer owns the underlying reference instrument that is subject to the call option. Call options also may be written on reference instruments that the writer does not own.
If a Fund writes a covered call option, any underlying reference instruments that are held by the Fund and are subject to the call option will be earmarked on the books of the Fund to satisfy its obligations under the option. Each Fund will be unable to sell the underlying reference instruments that are subject to the written call option until it either effects a closing transaction with respect to the written
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call, or otherwise satisfies the conditions for release of the underlying reference instruments. As the writer of a covered call option, a Fund gives up the potential for capital appreciation above the exercise price of the option should the underlying reference instrument rise in value. If the value of the underlying reference instrument rises above the exercise price of the call option, the reference instrument will likely be “called away,” requiring a Fund to sell the underlying instrument at the exercise price. In that case, the Fund will sell the underlying reference instrument to the option buyer for less than its market value, and the Fund will experience a loss (which will be offset by the premium received by the Fund as the writer of such option). If a call option expires unexercised, a Fund will realize a gain in the amount of the premium received. If the market price of the underlying reference instrument decreases, the call option will not be exercised and a Fund will be able to use the amount of the premium received to hedge against the loss in value of the underlying reference instrument. The exercise price of a call option will be chosen based upon the expected price movement of the underlying reference instrument. The exercise price of a call option may be below, equal to (at-the-money), or above the current value of the underlying reference instrument at the time the option is written.
As the writer of a put option, a Fund has a risk of loss should the underlying reference instrument decline in value. If the value of the underlying reference instrument declines below the exercise price of the put option and the put option is exercised, a Fund, as the writer of the put option, will be required to buy the instrument at the exercise price, which will exceed the market value of the underlying reference instrument at that time. A Fund will incur a loss to the extent that the current market value of the underlying reference instrument is less than the exercise price of the put option. However, the loss will be offset in part by the premium received from the buyer of the put. If a put option written by a Fund expires unexercised, the Fund will realize a gain in the amount of the premium received.
Futures and Options on Futures Contracts. Each Fund may enter into options on futures contracts. When a Fund purchases a futures contract, it agrees to purchase a specified underlying instrument at a specified future date. When a Fund sells a futures contract, it agrees to sell the underlying instrument at a specified future date. The price at which the purchase and sale will take place is fixed when a Fund enters into the contract. Futures can be held until their delivery dates, or can be closed out before then if a liquid secondary market is available.
The risk of loss in trading futures contracts or uncovered call options in some strategies (e.g., selling uncovered stock index futures contracts) is potentially unlimited. No Fund plans to use futures and options contracts in this way. The risk of a futures position may still be large as traditionally measured due to the low margin deposits required. In many cases, a relatively small price movement in a futures contract may result in immediate and substantial loss or gain to the investor relative to the size of a required margin deposit. Each Fund, however, may utilize futures and options contracts in a manner designed to limit their risk exposure to levels comparable to direct investment in stocks.
There also is the risk of loss by a Fund of margin deposits in the event of bankruptcy of a broker with whom the Fund has an open position in the futures contract or option. The purchase of put or call options will be based upon predictions by a Fund as to anticipated trends, which predictions could prove to be incorrect.
The potential for loss related to the purchase of an option on a futures contract is limited to the premium paid for the option plus transaction costs. Because the value of the option is fixed at the point of sale, there are no daily cash payments by the purchaser to reflect changes in the value of the underlying contract; however, the value of the option changes daily and that change would be reflected in the NAV of each Fund. The potential for loss related to writing options may be unlimited.
Although each Fund intends to enter into futures contracts only if there is an active market for such contracts, there is no assurance that an active market will exist for the contracts at any particular time.
Developing Government Regulation of Derivatives. The regulation of certain derivatives is a rapidly changing area of law and is subject to modification by government and judicial action. In addition, the SEC, the Commodity Futures Trading Commission (“CFTC”), and the exchanges are authorized to take extraordinary actions in the event of a market emergency, including, for example, the implementation or reduction of speculative position limits, the implementation of higher margin requirements, the establishment of daily price limits and the suspension of trading.
It is not possible to predict fully the effects of current or future regulation. However, it is possible that developments in government regulation of various types of derivative instruments, such as speculative position limits on certain types of derivatives, or limits or restrictions on the counterparties with which a Fund engages in derivative transactions, may limit or prevent a Fund from using or limit a Fund’s use of these instruments effectively as a part of its investment strategy, and could adversely affect a Fund’s ability to achieve its investment goal(s). The Adviser will continue to monitor developments in the area, particularly to the extent regulatory changes affect each Fund’s ability to enter into desired swaps or futures. New requirements, even if not directly applicable to a Fund, may increase the cost of a Fund’s investments and cost of doing business.
Counterparty Credit Risk. Each Fund is subject to counterparty credit risk with respect to its use of derivative transactions. If a counterparty to a derivatives contract becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, a Fund may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding. A Fund may obtain only a limited recovery or may obtain no recovery in such circumstances. To partially mitigate this risk, the Adviser will seek to
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effect derivative transactions only with counterparties that it believes are creditworthy. However, there is no assurance that a counterparty will remain creditworthy or solvent.
Equity Securities
Equity securities, such as the common stock of an issuer, are subject to stock market fluctuations and, therefore, may experience volatile changes in value as market conditions, consumer sentiment or the financial condition of the issuers change. A decrease in value of the equity securities in a Fund’s portfolio may also cause the value of such Fund’s Shares to decline. An investment in the Funds should be made with an understanding of the risks inherent in an investment in equity securities, including the risk that the financial condition of issuers may become impaired or that the general condition of the stock market may deteriorate (either of which may cause a decrease in the value of a Fund’s portfolio securities and therefore a decrease in the value of Shares).
Common stocks are susceptible to general stock market fluctuations and to volatile increases and decreases in value as market confidence and perceptions change. These investor perceptions are based on various and unpredictable factors, including expectations regarding government, economic, monetary, and fiscal policies; inflation and interest rates; economic expansion or contraction; and global or regional political, economic, or banking crises.
Holders of common stocks incur more risk than holders of preferred stocks and debt obligations because common stockholders, as owners of the issuer, generally have inferior rights to receive payments from the issuer in comparison with the rights of creditors or holders of debt obligations or preferred stocks. Further, unlike debt securities, which typically have a stated principal amount payable at maturity (whose value, however, is subject to market fluctuations prior thereto), or preferred stocks, which typically have a liquidation preference and which may have stated optional or mandatory redemption provisions, common stocks have neither a fixed principal amount nor a maturity. Common stock values are subject to market fluctuations as long as the common stock remains outstanding.
Types of Equity Securities include:
Common Stocks — Common stocks represent units of ownership in a company. Common stocks usually carry voting rights and earn dividends. Unlike preferred stocks, which are described below, dividends on common stocks are not fixed but are declared at the discretion of the company’s board of directors.
Preferred Stocks — Preferred stocks also are units of ownership in a company. Preferred stocks normally have preference over common stocks in the payment of dividends and the liquidation of the company. However, in all other respects, preferred stocks are subordinated to the liabilities of the issuer. Unlike common stocks, preferred stocks are generally not entitled to vote on corporate matters. Types of preferred stocks include adjustable-rate preferred stock, fixed dividend preferred stock, perpetual preferred stock, and sinking fund preferred stock.
Generally, the market values of preferred stocks with a fixed dividend rate and no conversion element vary inversely with interest rates and perceived credit risk.
Rights and Warrants — A right is a privilege granted to existing shareholders of a corporation to subscribe to shares of a new issue of common stock before it is issued. Rights normally have a short life of usually two to four weeks, are freely transferable, and entitle the holder to buy the new common stock at a lower price than the public offering price. Warrants are securities that are usually issued together with a debt security or preferred stock and that give the holder the right to buy a proportionate amount of common stock at a specified price. Warrants are freely transferable and are traded on major exchanges. Unlike rights, warrants normally have a life that is measured in years and entitles the holder to buy common stock of a company at a price that is usually higher than the market price at the time the warrant is issued. Corporations often issue warrants to make the accompanying debt security more attractive.
An investment in warrants and rights may entail greater risks than certain other types of investments. Generally, rights and warrants do not carry the right to receive dividends or exercise voting rights with respect to the underlying securities, and they do not represent any rights in the assets of the issuer. In addition, their value does not necessarily change with the value of the underlying securities, and they cease to have value if they are not exercised on or before their expiration date. Investing in rights and warrants increases the potential profit or loss to be realized from the investment as compared with investing the same amount in the underlying securities.
Large-Capitalization Companies — Investments in large-capitalization companies may go in and out of favor based on market and economic conditions and may underperform other market segments. Some large-capitalization companies may be unable to respond quickly to new competitive challenges, such as changes in technology and consumer tastes, and may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion. As such, returns on investments in stocks of large-capitalization companies could trail the returns on investments in stocks of small- and mid-capitalization companies.
Small- and Mid-Capitalization Companies — The securities of small- and mid-capitalization companies may be more vulnerable to adverse issuer, market, political, or economic developments than securities of larger-capitalization companies. The securities of small- and mid-capitalization companies generally trade in lower volumes and are subject to greater and more unpredictable price changes than larger capitalization stocks or the stock market as a whole. Some small- or mid-capitalization companies have limited product lines, markets, and financial and managerial resources and tend to concentrate on fewer geographical markets relative to larger
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capitalization companies. There is typically less publicly available information concerning small- and mid-capitalization companies than for larger, more established companies. Small- and mid-capitalization companies also may be particularly sensitive to changes in interest rates, government regulation, borrowing costs, and earnings.
Tracking Stocks — A tracking stock is a separate class of common stock whose value is linked to a specific business unit or operating division within a larger company and which is designed to “track” the performance of such business unit or division. The tracking stock may pay dividends to shareholders independent of the parent company. The parent company, rather than the business unit or division, generally is the issuer of tracking stock. However, holders of the tracking stock may not have the same rights as holders of the company’s common stock.
Illiquid Investments
A Fund may not acquire any illiquid investment if, immediately after the acquisition, a Fund would have invested more than 15% of its net assets in illiquid investments. An illiquid investment means any investment that a Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. If illiquid investments exceed 15% of a Fund’s net assets, certain remedial actions will be taken as required by Rule 22e-4 under the 1940 Act and a Fund’s policies and procedures.
A Fund may not be able to sell illiquid securities when the Adviser considers it desirable to do so or may have to sell such securities at a price that is lower than the price that could be obtained if the securities were more liquid. In addition, the sale of illiquid securities may require more time and may result in higher dealer discounts and other selling expenses than does the sale of securities that are not illiquid. Illiquid securities also may be more difficult to value due to the unavailability of reliable market quotations for such securities, and investment in illiquid securities may have an adverse impact on NAV.
Investment Company Securities
The Funds may invest in the securities of other investment companies, including ETFs, mutual funds, and money market funds, subject to applicable limitations under Section 12(d)(1) of the 1940 Act and the rules thereunder. Pursuant to Section 12(d)(1), a Fund may invest in the securities of another investment company (the “acquired company”) provided that such Fund, immediately after such purchase or acquisition, does not own in the aggregate: (i) more than 3% of the total outstanding voting stock of the acquired company; (ii) securities issued by the acquired company having an aggregate value in excess of 5% of the value of the total assets of such Fund; or (iii) securities issued by the acquired company and all other investment companies (other than treasury stock of such Fund) having an aggregate value in excess of 10% of the value of the total assets of the applicable Fund. Under certain circumstances, including in compliance with Rule 12d1-4 under the 1940 Act, the Funds may invest its assets in securities of investment companies, including money market funds, in excess of the limits discussed above.
Investing in another pooled vehicle exposes a Fund to all the risks of that pooled vehicle. In addition, if a Fund invests in and, thus, is a shareholder of, another investment company, the Fund’s shareholders will indirectly bear the Fund’s proportionate share of the fees and expenses paid by such other investment company, including advisory fees, in addition to both the management fees payable directly by the Fund to the Fund’s own investment adviser and the other expenses that the Fund bears directly in connection with the Fund’s own operations.
Exchange Traded Funds (ETFs) — The Funds will invest in ETFs. ETFs are typically open-end investment companies that are bought and sold on a national securities exchange and may be actively managed or may seek to replicate the performance, before fees and expenses, of an underlying index of securities. An ETF is similar to a traditional mutual fund, but trades at different prices during the day on a security exchange like a stock. Similar to investments in other investment companies discussed above, the Funds’ investments in ETFs will involve duplication of advisory fees and other expenses since the Funds will be investing in another investment company. In addition, the Funds' investment in ETFs is also subject to its limitations on investments in investment companies discussed above. To the extent the Funds invest in ETFs which focus on a particular market segment or industry, the Funds will also be subject to the risks associated with investing in those sectors or industries. The shares of the ETFs in which the Funds will invest will be listed on a national securities exchange and the Funds will purchase or sell these shares on the secondary market at its current market price, which may be more or less than its NAV. Investors in the Funds should be aware that ETFs that seek to replicate a particular benchmark index are subject to “tracking risk,” which is the risk that an ETF will not be able to replicate exactly the performance of the index it tracks.
As purchasers of ETF shares on the secondary market, the Funds will be subject to the market risk associated with owning any security whose value is based on market price. ETF shares historically have tended to trade at or near their NAV, but there is no guarantee that they will continue to do so. Unlike traditional mutual funds, shares of an ETF may be purchased and redeemed directly from the ETFs only in large blocks and only through participating organizations that have entered into contractual agreements with the ETF. The Funds do not expect to enter into such agreements and therefore will not be able to purchase and redeem their ETF shares directly from the ETF. The Adviser will not collect management fees for managing Fund assets invested in affiliated ETFs.
Non-U.S. Securities
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Each Fund may invest in non-U.S. securities. Investments in non-U.S. securities involve certain risks that may not be present in investments in U.S. securities. For example, non-U.S. securities may be subject to currency risks or to foreign government taxes. There may be less information publicly available about a non-U.S. issuer than about a U.S. issuer, and a foreign issuer may or may not be subject to uniform accounting, auditing and financial reporting standards and practices comparable to those in the U.S. Other risks of investing in such securities include political or economic instability in the country involved, the difficulty of predicting international trade patterns and the possibility of imposition of exchange controls. The prices of such securities may be more volatile than those of domestic securities. With respect to certain foreign countries, there is a possibility of expropriation of assets or nationalization, imposition of withholding taxes on dividend or interest payments, difficulty in obtaining and enforcing judgments against foreign entities or diplomatic developments which could affect investment in these countries. Losses and other expenses may be incurred in converting between various currencies in connection with purchases and sales of foreign securities. Since foreign exchanges may be open on days when the Funds do not price their Shares, the value of the securities in a Fund’s portfolio may change on days when shareholders will not be able to purchase or sell the Funds’ Shares. Conversely, Shares may trade on days when foreign exchanges are closed. Each of these factors can make investments in the Funds more volatile and potentially less liquid than other types of investments.
Non-U.S. stock markets may not be as developed or efficient as, and may be more volatile than, those in the U.S. While the volume of shares traded on non-U.S. stock markets generally has been growing, such markets usually have substantially less volume than U.S. markets. Therefore, a Fund’s investment in non-U.S. equity securities may be less liquid and subject to more rapid and erratic price movements than comparable securities listed for trading on U.S. exchanges. Non-U.S. equity securities may trade at price/earnings multiples higher than comparable U.S. securities and such levels may not be sustainable. There may be less government supervision and regulation of foreign stock exchanges, brokers, banks and listed companies abroad than in the U.S. Moreover, settlement practices for transactions in foreign markets may differ from those in U.S. markets. Such differences may include delays beyond periods customary in the U.S. and practices, such as delivery of securities prior to receipt of payment, that increase the likelihood of a failed settlement, which can result in losses to a Fund. The value of non-U.S. investments and the investment income derived from them also may be affected unfavorably by changes in currency exchange control regulations. Foreign brokerage commissions, custodial expenses and other fees also are generally higher than for securities traded in the U.S. This may cause a Fund to incur higher portfolio transaction costs than domestic equity funds. Fluctuations in exchange rates also may affect the earning power and asset value of the foreign entity issuing a security, even one denominated in U.S. dollars. Dividend and interest payments may be repatriated based on the exchange rate at the time of disbursement, and restrictions on capital flows may be imposed.
Investments in Emerging Markets. Investments in securities listed and traded in emerging markets are subject to additional risks that may not be present for U.S. investments or investments in more developed non-U.S. markets. Such risks may include: (i) greater market volatility; (ii) lower trading volume; (iii) greater social, political and economic uncertainty; (iv) governmental controls on foreign investments and limitations on repatriation of invested capital; (v) the risk that companies may be held to lower disclosure, corporate governance, auditing and financial reporting standards than companies in more developed markets; (vi) the risk that there may be less protection of property rights than in other countries; and (vii) fewer investor rights and limited legal or practical remedies available to investors against emerging market companies. Emerging markets are generally less liquid and less efficient than developed securities markets.
Other Short-Term Instruments
The Funds may invest in short-term instruments, including money market instruments, on an ongoing basis to provide liquidity or for other reasons. Money market instruments are generally short-term investments that may include but are not limited to: (i) shares of money market funds; (ii) obligations issued or guaranteed by the U.S. government, its agencies, or instrumentalities (including government-sponsored enterprises); (iii) negotiable certificates of deposit (“CDs”), bankers’ acceptances, fixed time deposits, and other obligations of U.S. and foreign banks (including foreign branches) and similar institutions; (iv) commercial paper rated at the date of purchase “Prime-1” by Moody’s or “A‑1” by S&P or, if unrated, of comparable quality as determined by the Adviser; (v) non-convertible corporate debt securities (e.g., bonds and debentures) with remaining maturities at the date of purchase of not more than 397 days and that satisfy the rating requirements set forth in Rule 2a-7 under the 1940 Act; and (vi) short-term U.S. dollar-denominated obligations of foreign banks (including U.S. branches) that, in the opinion of the Adviser, are of comparable quality to obligations of U.S. banks which may be purchased by a Fund. Any of these instruments may be purchased on a current or a forward-settled basis. Money market instruments also include shares of money market funds. Time deposits are non-negotiable deposits maintained in banking institutions for specified periods of time at stated interest rates. Bankers’ acceptances are time drafts drawn on commercial banks by borrowers, usually in connection with international transactions.
Real Estate Investment Trusts (“REITs”)
A U.S. REIT is a corporation or business trust (that would otherwise be taxed as a corporation) which meets the definitional requirements of the Code. The Code permits a qualifying REIT to deduct from taxable income the dividends paid, thereby effectively eliminating corporate level federal income tax. To meet the definitional requirements of the Code, a REIT must, among other things: invest substantially all of its assets in interests in real estate (including mortgages and other REITs), cash and government securities; derive most of its income from rents from real property or interest on loans secured by mortgages on real property; and, in general, distribute annually 90% or more of its taxable income (other than net capital gains) to shareholders.
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REITs are sometimes informally characterized as Equity REITs and Mortgage REITs. An Equity REIT invests primarily in the fee ownership or leasehold ownership of land and buildings (e.g., commercial equity REITs and residential equity REITs). A Mortgage REIT invests primarily in mortgages on real property, which may secure construction, development, or long-term loans.
REITs may be affected by changes in underlying real estate values, which may have an exaggerated effect to the extent that REITs in which a Fund invests may concentrate investments in particular geographic regions or property types. Additionally, rising interest rates may cause investors in REITs to demand a higher annual yield from future distributions, which may in turn decrease market prices for equity securities issued by REITs. Rising interest rates also generally increase the costs of obtaining financing, which could cause the value of a Fund’s investments to decline. During periods of declining interest rates, certain Mortgage REITs may hold mortgages that the mortgagors elect to prepay, which prepayment may diminish the yield on securities issued by such Mortgage REITs. In addition, Mortgage REITs may be affected by the ability of borrowers to repay when due the debt extended by the REIT and Equity REITs may be affected by the ability of tenants to pay rent.
Certain REITs have relatively small market capitalization, which may tend to increase the volatility of the market price of securities issued by such REITs. Furthermore, REITs are dependent upon specialized management skills, have limited diversification and are, therefore, subject to risks inherent in operating and financing a limited number of projects. By investing in REITs indirectly through a Fund, a shareholder will bear not only his or her proportionate share of the expenses of the Fund, but also, indirectly, similar expenses of the REITs. REITs depend generally on their ability to generate cash flow to make distributions to shareholders.
In addition to these risks, Equity REITs may be affected by changes in the value of the underlying property owned by the trusts, while Mortgage REITs may be affected by the quality of any credit extended. Further, Equity and Mortgage REITs are dependent upon management skills and generally may not be diversified. Equity and Mortgage REITs are also subject to heavy cash flow dependency defaults by borrowers and self-liquidation. In addition, Equity and Mortgage REITs could possibly fail to qualify for the favorable U.S. federal income tax treatment generally available to U.S. REITs under the Code or fail to maintain their exemptions from registration under the 1940 Act. The above factors also may adversely affect a borrower’s or a lessee’s ability to meet its obligations to the REIT. In the event of default by a borrower or lessee, the REIT may experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting its investments.
Repurchase Agreements
Each Fund may invest in repurchase agreements with commercial banks, brokers, or dealers to generate income from its excess cash balances and to invest in securities lending cash collateral. A repurchase agreement is an agreement under which a Fund acquires a financial instrument (e.g., a security issued by the U.S. government or an agency thereof, a banker’s acceptance or a certificate of deposit) from a seller, subject to resale to the seller at an agreed-upon price and date (normally, the next business day). A repurchase agreement may be considered a loan collateralized by securities. The resale price reflects an agreed-upon interest rate effective for the period the instrument is held by the applicable Fund and is unrelated to the interest rate on the underlying instrument.
In these repurchase agreement transactions, the securities acquired by a Fund (including accrued interest earned thereon) must have a total value in excess of the value of the repurchase agreement and are held by the Funds’ custodian until repurchased. No more than an aggregate of 15% of a Fund’s net assets will be invested in illiquid investments, including repurchase agreements having maturities longer than seven days and securities subject to legal or contractual restrictions on resale, or for which there are no readily available market quotations.
The use of repurchase agreements involves certain risks. For example, if the other party to the agreement defaults on its obligation to repurchase the underlying security at a time when the value of the security has declined, a Fund may incur a loss upon disposition of the security. If the other party to the agreement becomes insolvent and subject to liquidation or reorganization under the U.S. Bankruptcy Code or other laws, a court may determine that the underlying security is collateral for a loan by a Fund not within the control of the Fund and, therefore, the Fund may not be able to substantiate its interest in the underlying security and may be deemed an unsecured creditor of the other party to the agreement.
Reverse Repurchase Agreements
A Fund may enter into reverse repurchase agreements, which involve the sale of securities held by the Fund subject to its agreement to repurchase the securities at an agreed-upon date or upon demand and at a price reflecting a market rate of interest. Reverse repurchase agreements may be entered into only with banks or securities dealers or their affiliates. While a reverse repurchase agreement is outstanding, a Fund will, for all of its reverse repurchase agreements, either (i) consistent with Section 18 of the 1940 Act, maintain asset coverage of at least 300% of the value of the repurchase agreement or (ii) treat the reverse repurchase agreement as a derivatives transaction for purposes of Rule 18f-4, including, as applicable, the VaR-based limit on leverage risk.
Reverse repurchase agreements involve the risk that the buyer of the securities sold by a Fund might be unable to deliver them when the Fund seeks to repurchase. If the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the buyer, trustee, or receiver may receive an extension of time to determine whether to enforce the Fund’s obligation to repurchase the securities, and the Fund’s use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision.
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Tax Risks
As with any investment, you should consider how your investment in Shares will be taxed. The tax information in the Prospectus and this SAI is provided as general information. You should consult your own tax professional about the tax consequences of an investment in Shares.
A Fund intends to qualify annually to be treated as a RIC under the Code. To qualify as a RIC under the Code, a Fund must invest in assets which produce the types of income specified in the Code and the Treasury regulations. Whether the income from certain derivatives, such as swaps, is not entirely clear.
In addition, a Fund’s transactions in financial instruments, including, but not limited to, options, futures contracts, and hedging transactions, will be subject to special tax rules (which may include mark-to-market, constructive sale, wash sale, and short sale rules), the effect of which may be to accelerate income to such Fund, defer losses to such Fund, cause adjustments in the holding periods of such Fund’s securities, convert long-term capital gains into short-term capital gains or convert short-term capital losses into long-term capital losses. These rules could, therefore, affect the amount, timing and character of distributions to a Fund’s shareholders. A Fund’s use of such transactions may result in it realizing more short-term capital gains and ordinary income, in each case subject to U.S. federal income tax at higher ordinary income tax rates, than it would if it did not engage in such transactions.
As with any investment, you should consider how your investment in Shares will be taxed. The tax information in the Prospectus and this SAI is provided as general information. You should consult your own tax professional about the tax consequences of an investment in Shares.
U.S. Government Securities
Each Fund may invest in U.S. government securities. Securities issued or guaranteed by the U.S. government, or its agencies or instrumentalities, include U.S. Treasury securities, which are backed by the full faith and credit of the U.S. Treasury, and which differ only in their interest rates, maturities, and times of issuance. U.S. Treasury bills have initial maturities of one year or less; U.S. Treasury notes have initial maturities of one to ten years; and U.S. Treasury bonds generally have initial maturities of greater than ten years. Certain U.S. government securities are issued or guaranteed by agencies or instrumentalities of the U.S. government, including, but not limited to, obligations of U.S. government agencies or instrumentalities such as the Federal National Mortgage Association (“Fannie Mae”), the Government National Mortgage Association (“Ginnie Mae”), the Small Business Administration, the Federal Farm Credit Administration, the Federal Home Loan Banks, Banks for Cooperatives (including the Central Bank for Cooperatives), the Federal Land Banks, the Federal Intermediate Credit Banks, the Tennessee Valley Authority, the Export-Import Bank of the United States, the Commodity Credit Corporation, the Federal Financing Bank, the Student Loan Marketing Association, the National Credit Union Administration, and the Federal Agricultural Mortgage Corporation.
Some obligations issued or guaranteed by U.S. government agencies and instrumentalities, including, for example, Ginnie Mae pass- through certificates, are supported by the full faith and credit of the U.S. Treasury. Other obligations issued by or guaranteed by federal agencies, such as those securities issued by Fannie Mae, are supported by the discretionary authority of the U.S. government to purchase certain obligations of the federal agency, while other obligations issued by or guaranteed by federal agencies, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Treasury. While the U.S. government provides financial support to such U.S. government-sponsored federal agencies, no assurance can be given that the U.S. government will always do so, since the U.S. government is not so obligated by law. U.S. Treasury notes and bonds typically pay coupon interest semi-annually and repay the principal at maturity.
On September 7, 2008, the U.S. Treasury announced a federal takeover of Fannie Mae and the Federal Home Loan Mortgage Corporation (“Freddie Mac”), placing the two federal instrumentalities in conservatorship. Under the takeover, the U.S. Treasury agreed to acquire $1 billion of senior preferred stock of each instrumentality and obtained warrants for the purchase of common stock of each instrumentality (the “Senior Preferred Stock Purchase Agreement” or “Agreement”). Under the Agreement, the U.S. Treasury pledged to provide up to $200 billion per instrumentality as needed, including the contribution of cash capital to the instrumentalities in the event their liabilities exceed their assets. This was intended to ensure that the instrumentalities maintain a positive net worth and meet their financial obligations, preventing mandatory triggering of receivership. On December 24, 2009, the U.S. Treasury announced that it was amending the Agreement to allow the $200 billion cap on the U.S. Treasury’s funding commitment to increase as necessary to accommodate any cumulative reduction in net worth over the next three years. As a result of this Agreement, the investments of holders, including a Fund, of mortgage-backed securities and other obligations issued by Fannie Mae and Freddie Mac are protected.
The total public debt of the United States as a percentage of gross domestic product has grown rapidly since the beginning of the 2008-2009 financial downturn. Although high debt levels do not necessarily indicate or cause economic problems, they may create certain systemic risks if sound debt management practices are not implemented. A high national debt can raise concerns that the U.S. government will not be able to make principal or interest payments when they are due. In August 2011, S&P lowered its long-term sovereign credit rating on the U.S. In explaining the downgrade at that time, S&P cited, among other reasons, controversy over raising the statutory debt limit and growth in public spending. In August 2023, Fitch Ratings also downgraded its U.S. debt rating from AAA to AA+, citing expected fiscal deterioration over the next three years and repeated down-to-the-wire debt ceiling negotiations. In May
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2025, Moody’s lowered the long-term issuer rating of the U.S. to Aa1 from Aaa to reflect over a decade of increasing government debt and high interest payment ratios relative to similarly rated sovereigns.
An increase in national debt levels also may necessitate the need for the U.S. Congress to negotiate adjustments to the statutory debt ceiling to increase the cap on the amount the U.S. government is permitted to borrow to meet its existing obligations and finance current budget deficits. Future downgrades could increase volatility in domestic and foreign financial markets, result in higher interest rates, lower prices of U.S. Treasury securities and increase the costs of different kinds of debt. Any controversy or ongoing uncertainty regarding the statutory debt ceiling negotiations may impact the U.S. long-term sovereign credit rating and may cause market uncertainty. As a result, market prices and yields of securities supported by the full faith and credit of the U.S. government may be adversely affected.
When-Issued Securities
A when-issued security is one whose terms are available and for which a market exists, but which has not been issued. When a Fund engages in when-issued transactions, it relies on the other party to consummate the sale. If the other party fails to complete the sale, a Fund may miss the opportunity to obtain the security at a favorable price or yield.
When purchasing a security on a when-issued basis, a Fund assumes the rights and risks of ownership of the security, including the risk of price and yield changes. At the time of settlement, the value of the security may be more or less than the purchase price. The yield available in the market when the delivery takes place also may be higher than those obtained in the transaction itself. Because a Fund does not pay for the security until the delivery date, these risks are in addition to the risks associated with its other investments.
Decisions to enter into “when-issued” transactions will be considered on a case-by-case basis when necessary to maintain continuity in a company’s index membership.
INVESTMENT RESTRICTIONS
The Trust has adopted the following investment restrictions as fundamental policies with respect to the Funds. These restrictions cannot be changed with respect to each Fund without the approval of the holders of a majority of that Fund’s outstanding voting securities. For the purposes of the 1940 Act, a “majority of outstanding shares” means the vote of the lesser of: (1) 67% or more of the voting securities of a Fund present at the meeting if the holders of more than 50% of the Fund’s outstanding voting securities are present or represented by proxy; or (2) more than 50% of the outstanding voting securities of a Fund.
Except with the approval of a majority of the outstanding voting securities, each Fund may not:
1.Concentrate its investments (i.e., hold more than 25% of its total assets) in any industry or group of related industries. The Funds will consider the portfolio of underlying investment companies when determining compliance with its concentration policy. For purposes of this limitation, securities of the U.S. government (including its agencies and instrumentalities), repurchase agreements collateralized by U.S. government securities, registered investment companies, and tax-exempt securities of state or municipal governments and their political subdivisions are not considered to be issued by members of any industry.*
2.Borrow money or issue senior securities (as defined under the 1940 Act), except to the extent permitted under the 1940 Act.
3.Make loans, except to the extent permitted under the 1940 Act.
4.Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments, except to the extent permitted under the 1940 Act. This shall not prevent the Fund from investing in securities or other instruments backed by real estate, real estate investment trusts (“REITs”), or securities of companies engaged in the real estate business.
5.Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments, except to the extent permitted under the 1940 Act. This shall not prevent the Fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities.
6.Underwrite securities issued by other persons, except to the extent permitted under the 1940 Act.
* For purposes of this policy, the issuer of the underlying security will be deemed to be the issuer of any respective depositary receipt.
The following descriptions of certain provisions of the 1940 Act may assist investors in understanding the above policies and restrictions:
Borrowing. The 1940 Act presently allows a fund to borrow from any bank (including pledging, mortgaging, or hypothecating assets) in an amount up to 33 1/3% of its total assets (not including temporary borrowings not in excess of 5% of its total assets).
Senior Securities. For purposes of fundamental policy no. 2 above, senior securities may include any obligation or instrument constituting a security issued by a Fund and evidencing indebtedness or a future payment obligation. The 1940 Act generally prohibits funds from issuing senior securities other than borrowing from a bank subject to specific asset coverage requirements. The 1940 Act prohibitions and restrictions on the issuance of senior securities are designed to protect shareholders from the potentially adverse effects of a fund’s issuance of senior securities, including, in particular, the risks associated with excessive leverage of a fund’s assets.
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Certain types of derivatives give rise to future payment obligations and therefore also may be considered to be senior securities. Rule 18f-4 under the 1940 Act permits funds that comply with the conditions therein to enter into certain types of derivatives transactions notwithstanding the prohibitions and restrictions on the issuance of senior securities under the 1940 Act. To the extent consistent with its investment strategies, a Fund may invest in derivatives in compliance with the conditions set forth in Rule 18f-4 under the 1940 Act.
Lending. Under the 1940 Act, a fund may only make loans if expressly permitted by its investment policies.
Real Estate and Commodities. The 1940 Act does not directly restrict an investment company’s ability to invest in real estate or commodities, but does require that every investment company have a fundamental investment policy governing such investments.
Underwriting. Under the 1940 Act, underwriting securities involves a fund purchasing securities directly from an issuer for the purpose of selling (distributing) them or participating in any such activity either directly or indirectly.
If a percentage limitation is adhered to at the time of investment or contract, a later increase or decrease in percentage resulting from any change in value or total or net assets will not result in a violation of such restriction, except that the percentage limitation with respect to the borrowing of money will be observed continuously.
EXCHANGE LISTING AND TRADING
Shares are listed for trading and trade throughout the day on the Exchange.
There can be no assurance that a Fund will continue to meet the requirements of the Exchange necessary to maintain the listing of Shares. The Exchange will consider the suspension of trading in, and will initiate delisting proceedings of, the Shares under any of the following circumstances: (i) if any of the requirements set forth in the Exchange rules are not continuously maintained, including compliance with Rule 6c-11(c) under the 1940 Act; (ii) if, following the initial 12-month period beginning at the commencement of trading of a Fund, there are fewer than 50 beneficial owners of the Shares of such Fund; or (iii) if such other event shall occur or condition shall exist that, in the opinion of the Exchange, makes further dealings on the Exchange inadvisable. The Exchange will remove the Shares of a Fund from listing and trading upon termination of such Fund.
The Trust reserves the right to adjust the price levels of Shares in the future to help maintain convenient trading ranges for investors. Any adjustments would be accomplished through stock splits or reverse stock splits, which would have no effect on the net assets of the applicable Fund.
MANAGEMENT OF THE TRUST
Board Responsibilities. The management and affairs of the Trust and its series are overseen by the Board, which elects the officers of the Trust who are responsible for administering the day-to-day operations of the Trust and the Funds. The Board has approved contracts, as described below, under which certain companies provide essential services to the Trust.
The day-to-day business of the Trust, including the management of risk, is performed by third-party service providers, such as the Adviser, the Distributor, and the Administrator. The Board is responsible for overseeing the Trust’s service providers and, thus, has oversight responsibility with respect to risk management performed by those service providers. Risk management seeks to identify and address risks, i.e., events or circumstances that could have material adverse effects on the business, operations, shareholder services, investment performance or reputation of a Fund. The Funds and their service providers employ a variety of processes, procedures and controls to identify various of those possible events or circumstances, to lessen the probability of their occurrence and/or to mitigate the effects of such events or circumstances if they do occur. Each service provider is responsible for one or more discrete aspects of the Trust’s business (e.g., the Adviser is responsible for the day-to-day management of each Fund’s portfolio investments) and, consequently, for managing the risks associated with that business. The Board has emphasized to the Funds’ service providers the importance of maintaining vigorous risk management.
The Board’s role in risk oversight begins before the inception of the Funds, at which time certain of the Funds’ service providers present the Board with information concerning the investment objectives, strategies and risks of the Funds as well as proposed investment limitations for the Funds. Additionally, the Adviser provides the Board with an overview of, among other things, its investment philosophy, brokerage practices and compliance infrastructure. Thereafter, the Board continues its oversight function of various personnel, including the Trust’s Chief Compliance Officer, as well as personnel of the Adviser, and other service providers such as the Funds’ independent registered public accounting firm, who make periodic reports to the Audit Committee or to the Board with respect to various aspects of risk management. The Board and the Audit Committee oversee efforts by management and service providers to manage risks to which the Funds may be exposed.
The Board is responsible for overseeing the nature, extent, and quality of the services provided to the Funds by the Adviser and receives information about those services at its regular meetings. In addition, on an annual basis (following the initial two-year period), in connection with its consideration of whether to renew the Advisory Agreement (defined below) with the Adviser, the Board or its designee may meet with the Adviser to review such services. Among other things, the Board regularly considers the Adviser’s adherence to each Fund’s investment restrictions and compliance with various Fund policies and procedures and with applicable
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securities regulations. The Board also reviews information about each Fund’s performance and investments, including, for example, portfolio holdings schedules.
The Trust’s Chief Compliance Officer reports regularly to the Board to review and discuss compliance issues and Fund and Adviser risk assessments. At least annually, the Trust’s Chief Compliance Officer provides the Board with a report reviewing the adequacy and effectiveness of the Trust’s policies and procedures and those of its service providers, including the Adviser. The report addresses the operation of the policies and procedures of the Trust and each service provider since the date of the last report; any material changes to the policies and procedures since the date of the last report; any recommendations for material changes to the policies and procedures; and any material compliance matters since the date of the last report.
The Board receives reports from the Funds’ service providers regarding operational risks and risks related to the valuation and liquidity of portfolio securities. Annually, the Funds’ independent registered public accounting firm reviews with the Audit Committee its audit of the Funds’ financial statements, focusing on major areas of risk encountered by the Funds and noting any significant deficiencies or material weaknesses in the Funds’ internal controls. Additionally, in connection with its oversight function, the Board oversees Fund management’s implementation of disclosure controls and procedures, which are designed to ensure that information required to be disclosed by the Trust in its periodic reports with the SEC are recorded, processed, summarized, and reported within the required time periods. The Board also oversees the Trust’s internal controls over financial reporting, which comprise policies and procedures designed to provide reasonable assurance regarding the reliability of the Trust’s financial reporting and the preparation of the Trust’s financial statements.
From their review of these reports and discussions with the Adviser, the Chief Compliance Officer, the independent registered public accounting firm and other service providers, the Board and the Audit Committee learn in detail about the material risks of each Fund, thereby facilitating a dialogue about how management and service providers identify and mitigate those risks.
The Board recognizes that not all risks that may affect a Fund can be identified and/or quantified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks (such as investment-related risks) to achieve a Fund’s goals, and that the processes, procedures and controls employed to address certain risks may be limited in their effectiveness. Moreover, reports received by the Board as to risk management matters are typically summaries of the relevant information. Most of the Funds’ investment management and business affairs are carried out by or through the Adviser, and other service providers, each of which has an independent interest in risk management but whose policies and the methods by which one or more risk management functions are carried out may differ from the Trust’s and each other’s in the setting of priorities, the resources available or the effectiveness of relevant controls. As a result of the foregoing and other factors, the Board’s ability to monitor and manage risk, as a practical matter, is subject to limitations.
Members of the Board. There are three members of the Board, none of whom are interested persons of the Trust, as that term is defined in the 1940 Act (the “Independent Trustees”).
There is an Audit Committee of the Board that is chaired by an Independent Trustee and comprised solely of Independent Trustees. The Audit Committee chair presides at the Audit Committee meetings, participates in formulating agendas for Audit Committee meetings, and coordinates with management to serve as a liaison between the Independent Trustees and management on matters within the scope of responsibilities of the Audit Committee as set forth in its Board-approved charter. The Trust has not designated a lead Independent Trustee but has determined its leadership structure is appropriate given the specific characteristics and circumstances of the Trust. The Trust made this determination in consideration of, among other things, the fact that the Independent Trustees of the Trust constitute a super-majority of the Board, the number of Independent Trustees that constitute the Board, the amount of assets under management in the Trust, and the number of funds overseen by the Board. The Board also believes that its leadership structure facilitates the orderly and efficient flow of information to the Independent Trustees from Fund management.
Additional information about each Trustee of the Trust is set forth below. The address of each Trustee of the Trust is c/o U.S. Bank Global Fund Services, 615 East Michigan Street, Milwaukee, Wisconsin 53202.

Name and Year of Birth	Position Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex* Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
John L. Jacobs Year of birth: 1959	Trustee and Audit Committee Chair	Indefinite term; since 2017**	Founder and CEO of Q3 Advisors, LLC (financial consulting firm) (since 2015); Chairman of VettaFi, LLC (2018-2024); Executive Director of Center for Financial Markets and Policy (2016–2022); Distinguished Policy Fellow and Executive Director, Center for Financial Markets and Policy, Georgetown University (2015–2022)	42	Independent Trustee, TEMA ETF Trust (since 2023) (1 portfolio); NEOS ETF Trust (since 2021) (3 portfolios); Director, tZERO Group, Inc. (since 2020); Independent Trustee, Procure ETF Trust II (since 2018) (2 portfolios)
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Name and Year of Birth	Position Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex* Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
Koji E. Felton Year of birth: 1961	Trustee	Indefinite term; since 2019	Retired; formerly Counsel, Kohlberg Kravis Roberts & Co. L.P. (investment firm) (2013–2015)	42	Independent Trustee, Series Portfolios Trust (since 2015) (19 portfolios)
Pamela H. Conroy Year of birth: 1961	Trustee, Chair, and Nominating and Governance Committee Chair	Indefinite term; since 2019	Retired; formerly Executive Vice President, Chief Operating Officer & Chief Compliance Officer, Institutional Capital Corporation (investment firm) (1994–2008)	42	Independent Trustee, Frontier Funds, Inc. (since 2020) (4 portfolios)
*    The Trust is the only registered investment company in the Fund Complex.
**    Mr. Jacobs began serving as a Trustee when the Trust was known by its former name, Active Weighting Funds ETF Trust.
Individual Trustee Qualifications. The Trust has concluded that each of the Trustees should serve on the Board because of their ability to review and understand information about the Funds provided to them by management, to identify and request other information they may deem relevant to the performance of their duties, to question management and other service providers regarding material factors bearing on the management and administration of the Funds, and to exercise their business judgment in a manner that serves the best interests of the Funds’ shareholders. The Trust has concluded that each of the Trustees should serve as a Trustee based on his or her own experience, qualifications, attributes and skills as described below.
The Trust has concluded that Mr. Jacobs should serve as a Trustee because of his substantial industry experience. He most recently served as the CEO of Q3 Advisors, LLC and as the Distinguished Policy Fellow and Executive Director of the Center for Financial Markets and Policy, and as Adjunct Professor of Finance at the McDonough School of Business at Georgetown University. He also served as Senior Advisor and principal consultant to Nasdaq’s CEO and President. Mr. Jacobs has been determined to qualify as an Audit Committee Financial Expert for the Trust.
The Trust has concluded that Mr. Felton should serve as a Trustee because of his substantial industry experience, including over two decades working in the asset management industry providing legal, regulatory compliance, governance and risk management advice to registered investment companies, their advisers and boards. Prior to that, he gained experience and perspective as a regulator while serving as an enforcement attorney and branch chief for the SEC. He also represented public companies and their boards of directors in securities class actions, derivative litigation and SEC investigations as a litigation associate at a national law firm. Mr. Felton currently serves as an independent trustee and chair of the nominating and governance committee of a mutual fund complex.
The Trust has concluded that Ms. Conroy should serve as a Trustee because of her substantial industry experience, including over 25 years of achievements at both a large, multi-location financial institution as well as a small, entrepreneurial firm. She has expertise in all facets of portfolio accounting, securities processing, trading operations, marketing, as well as legal and compliance.
In its periodic assessment of the effectiveness of the Board, the Board considers the complementary individual skills and experience of the individual Trustees primarily in the broader context of the Board’s overall composition so that the Board, as a body, possesses the appropriate (and appropriately diverse) skills and experience to oversee the business of the series of the Trust.
Board Committees. The Board has established the following standing committees of the Board:
Audit Committee. The Board has a standing Audit Committee that is composed of each of the Independent Trustees of the Trust. The Audit Committee operates under a written charter approved by the Board. The principal responsibilities of the Audit Committee include: recommending which firm to engage as the Funds’ independent registered public accounting firm and when and whether to terminate this relationship, as necessary; reviewing the independent registered public accounting firm’s compensation, the proposed scope and terms of its engagement, and the firm’s independence; pre-approving audit and non-audit services provided by the Funds’ independent registered public accounting firm to the Trust and certain other affiliated entities; serving as a channel of communication between the independent registered public accounting firm and the Trustees; reviewing the results of each external audit, including any qualifications in the independent registered public accounting firm’s opinion, any related management letter, management’s responses to recommendations made by the independent registered public accounting firm in connection with the audit, reports submitted to the Audit Committee by the internal auditing department of the Trust’s Administrator that are material to the Trust as a whole, if any, and management’s responses to any such reports; reviewing the Funds’ audited financial statements and considering any significant disputes between the Trust’s management and the independent registered public accounting firm that arose in connection with the preparation of those financial statements; considering, in consultation with the independent registered public accounting firm and the Trust’s senior internal accounting executive, if any, the independent registered public accounting firms’ report on the adequacy of the Trust’s internal financial controls; reviewing, in consultation with the Funds’ independent registered public accounting firm, major changes regarding auditing and accounting principles and practices to be followed when preparing the Funds’ financial statements; and other audit related matters. During the fiscal period ended December 31, 2025, the Audit Committee met four times.
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The Audit Committee also serves as the Qualified Legal Compliance Committee (“QLCC”) for the Trust for the purpose of compliance with Rules 205.2(k) and 205.3(c) of the Code of Federal Regulations, regarding alternative reporting procedures for attorneys retained or employed by an issuer who appear and practice before the SEC on behalf of the issuer (the “issuer attorneys”). An issuer attorney who becomes aware of evidence of a material violation by the Trust, or by any officer, director, employee, or agent of the Trust, may report evidence of such material violation to the QLCC as an alternative to the reporting requirements of Rule 205.3(b) (which requires reporting to the chief legal officer and potentially “up the ladder” to other entities).
Nominating and Governance Committee. The Board has a standing Nominating and Governance Committee that is composed of each of the Independent Trustees of the Trust. The Nominating and Governance Committee operates under a written charter approved by the Board. The principal responsibility of the Nominating and Governance Committee is to consider, recommend and nominate candidates to fill vacancies on the Board, if any. The Nominating and Governance Committee generally will not consider nominees recommended by shareholders. The Nominating and Governance Committee meets periodically, as necessary. During the fiscal period ended December 31, 2025, the Nominating and Governance Committee met once.
Principal Officers of the Trust. The officers of the Trust conduct and supervise the Trust’s and each Fund’s daily business. The address of each officer of the Trust is c/o U.S. Bank Global Fund Services, 615 East Michigan Street, Milwaukee, Wisconsin 53202. Additional information about each officer of the Trust is as follows:

Name and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Kacie G. Briody Year of birth: 1992	President and Principal Executive Officer	Indefinite term, March 2025	Vice President, U.S. Bancorp Fund Services, LLC (since 2025); Assistant Vice President, U.S. Bancorp Fund Services, LLC (2021-2025)
Travis G. Babich Year of birth: 1980	Treasurer and Principal Financial Officer	Indefinite term, September 2019	Vice President, U.S. Bancorp Fund Services, LLC (since 2005)
David J. Rantisi Year of birth: 1992	Assistant Treasurer	Indefinite term, March 2025	Assistant Vice President, U.S. Bancorp Fund Services, LLC (since 2014)
Chad E. Fickett Year of birth: 1973	Secretary	Indefinite term, June 2024	Vice President, U.S. Bancorp Fund Services, LLC (since 2024); Assistant General Counsel, The Northwestern Mutual Life Insurance Company (2007 to 2024)
Anjali E. Connors Year of birth: 1982	Chief Compliance Officer and Anti-Money Laundering Officer	Indefinite term, January 2026	Vice President, U.S. Bancorp Fund Services, LLC (since 2025); Associate Director, Investment Advisory Compliance, Robert W. Baird & Co. (2022 to 2025); Chief Compliance Officer, Strategas Asset Management, LLC (wholly owned by Baird Financial Corporation) (2022 to 2025); Director, Governance and Controls Advisor, CIBC Private Wealth Management (2018 to 2022)
Marissa J. Pawlinski Year of birth: 1996	Assistant Secretary	Indefinite term, June 2025	Assistant Vice President, U.S. Bancorp Fund Services, LLC (since 2023); Regulatory Administration Attorney, U.S. Bancorp Fund Services, LLC (since 2022); Judicial Law Clerk, Milwaukee County Circuit Court (2021-2022)
Trustee Ownership of Shares. The Funds are required to show the dollar amount ranges of each Trustee’s “beneficial ownership” of Shares and each other series of the Trust as of the end of the most recently completed calendar year. Dollar amount ranges disclosed are established by the SEC. “Beneficial ownership” is determined in accordance with Rule 16a-1(a)(2) under the Securities Exchange Act of 1934 (the “Exchange Act”).
As of December 31, 2025, no Trustee or officer of the Trust owned Shares of the Funds or any other fund within the Trust’s Fund Complex.
Board Compensation. Each Independent Trustee receives an annual stipend of $145,000 (prior to January 1, 2026, the annual stipend was $125,000) and reimbursement for all reasonable travel expenses relating to their attendance at Board Meetings. The chair of the Audit Committee receives an annual stipend of $5,000 and the chair of the Nominating and Governance Committee receives an annual stipend of $2,500. Pursuant to the Advisory Agreement, the Adviser has agreed to pay all expenses of the Funds, except those specified in the Funds’ Prospectus. As a result, the Adviser is responsible for compensating the Independent Trustees. Trustee compensation disclosed in the table does not include reimbursed reasonable travel expenses relating to their attendance at Board Meetings. The following table shows the compensation earned by each Trustee during the fiscal year ending December 31, 2025:

Name	Aggregate Compensation from the Funds	Total Compensation from Fund Complex* Paid to Trustees
John L. Jacobs	$0	$130,000
Koji Felton	$0	$125,000
Pamela H. Conroy	$0	$127,500
*    The Trust is the only registered investment company in the Fund Complex.
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PRINCIPAL SHAREHOLDERS, CONTROL PERSONS, AND MANAGEMENT OWNERSHIP
A principal shareholder is any person who owns of record or beneficially 5% or more of the outstanding Shares. A control person is a shareholder that owns beneficially or through controlled companies more than 25% of the voting securities of a company or acknowledges the existence of control. Shareholders owning voting securities in excess of 25% may determine the outcome of any matter affecting and voted on by shareholders of a Fund. As of March 31, 2026, the Trustees and officers, as a group, owned less than 1% of Shares of the Funds, and the following shareholders were considered to be a principal shareholder of the Funds:
Strategy A ETF

Name and Address	% Ownership	Type of Ownership
Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105-1905	97.98%	Record
RSMV Strategy ETF

Name and Address	% Ownership	Type of Ownership
Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105-1905	90.28%	Record
CODES OF ETHICS
The Trust and the Adviser have each adopted codes of ethics pursuant to Rule 17j-1 of the 1940 Act. These codes of ethics are designed to prevent affiliated persons of the Trust and the Adviser from engaging in deceptive, manipulative or fraudulent activities in connection with securities held or to be acquired by the Funds (which also may be held by persons subject to the codes of ethics). Each code of ethics permits personnel subject to that code of ethics to invest in securities for their personal investment accounts, subject to certain limitations, including limitations related to securities that may be purchased or held by the Funds. The Distributor (as defined below) relies on the principal underwriters exception under Rule 17j-1(c)(3), specifically where the Distributor is not affiliated with the Trust or the Adviser, and no officer, director, or general partner of the Distributor serves as an officer, director, or general partner of the Trust or the Adviser.
There can be no assurance that the codes of ethics will be effective in preventing such activities. Each code of ethics may be examined at the office of the SEC in Washington, D.C. or on the Internet at the SEC’s website at https://www.sec.gov.
PROXY VOTING POLICIES
The Funds have delegated proxy voting responsibilities to the Adviser, subject to the Board’s oversight. In delegating proxy responsibilities, the Board has directed that proxies be voted consistent with each Fund’s and its shareholders’ best interests and in compliance with all applicable proxy voting rules and regulations. The Adviser has adopted voting guidelines as part of its proxy voting policies (the “Proxy Voting Policies”) for such purpose. When the Proxy Voting Policies do not cover a specific proxy issue, the Adviser will use its best judgment in voting such proxies on behalf of the Funds.
A copy of the Adviser’s Proxy Voting Policies is set forth in Appendix A to this SAI. The Trust’s Chief Compliance Officer is responsible for monitoring the effectiveness of the Proxy Voting Policies. The Proxy Voting Policies have been adopted by the Trust as the policies and procedures that the Adviser will use when voting proxies on behalf of the Funds.
When available, information on how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 will be available (1) without charge, upon request, by calling 1-800-617-0004, and (2) on the SEC’s website at https://www.sec.gov.
INVESTMENT MANAGEMENT
Investment Adviser
Teucrium Investment Advisors, LLC, a Delaware limited liability company located at Three Main Street, Suite 215, Burlington, Vermont 05401, serves as the investment adviser to the Funds. The Adviser is wholly-owned by Teucrium Trading, LLC. Teucrium Trading, LLC developed and offers a product suite of 1940 Act and Securities Act registered ETFs focused on U.S. agricultural commodities. In addition, the Adviser provides investment advisory and sub-advisory services to U.S. ETFs.
The Adviser arranges for transfer agency, custody, fund administration, and all other non-distribution related services necessary for the Funds to operate. The Adviser is responsible for the day-to-day operations of the Funds, subject to the general supervision and oversight of the Board of the Trust. The Adviser is responsible for the management each Fund in accordance with its investment objective, policies, and limitations. For the services it provides to the Funds, the Adviser is entitled to a unified management fee, which is calculated daily and paid monthly, at an annual rate based on each Fund’s average daily net assets as set forth in the table below.
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Fund	Management Fee
Strategy A ETF	1.00%
Strategy B ETF	1.00%
RSMV Strategy ETF	0.95%
Pursuant to an investment advisory agreement between the Trust, on behalf of the Funds, and the Adviser (the “Advisory Agreement”), the Adviser has agreed to pay all expenses of the Funds except the fee payable to the Adviser under the Advisory Agreement, interest charges on any borrowings, dividends and other expenses on securities sold short, taxes, brokerage commissions and other expenses incurred in placing orders for the purchase and sale of securities and other investment instruments, acquired fund fees and expenses, accrued deferred tax liability, extraordinary expenses, and distribution fees and expenses paid by the Trust under any distribution plan adopted pursuant to Rule 12b-1 under the 1940 Act.
The Advisory Agreement with respect to each Fund will continue in force for an initial period of two years. Thereafter, the Advisory Agreement will be renewable from year to year with respect to each Fund, so long as its continuance is approved at least annually (1) by a majority vote of the Trustees, including a majority vote of such Trustees who are not “interested persons” of the Trust or the Adviser, at a meeting called for the purpose of voting on such approval; or (2) by a majority vote of the outstanding Shares. The Advisory Agreement automatically terminates on assignment and is terminable by a vote of the Board of the Trust or a majority of the outstanding voting securities of the Fund, or upon a 120-days’ written notice by the Adviser.
The Adviser shall not be liable to the Trust or any shareholder for anything done or omitted by it, except acts or omissions involving willful misfeasance, bad faith, negligence or reckless disregard of the duties imposed upon it by its agreement with the Trust or for any losses that may be sustained in the purchase, holding or sale of any security.
The table below sets forth the advisory fees paid by the Funds to the Adviser for the fiscal period ended December 31, 2025.

Fund	Gross Advisory Fee	Advisory Fees Waived	Net Advisory Fees
Strategy A ETF[1]	$236,825	$0	$236,825
Strategy B ETF[2]	N/A	N/A	N/A
RSMV Strategy ETF[3]	$537,053	$0	$537,053
1.For the fiscal period January 30, 2025 (commencement of operations) through December 31, 2025.
2.This Fund has not commenced operations as of the date of this SAI.
3.For the fiscal period January 13, 2025 (commencement of operations) through December 31, 2025.
Portfolio Managers
The Strategy A ETF and Strategy B ETF are managed by Yehoshua “Leibel” Sternbach, Springer Harris, Joran Haugens, and Chris Small and the RSMV Strategy ETF is managed by Ryan Borer, Springer Harris, Joran Haugens and Chris Small (collectively, the “Portfolio Managers”). This section includes information about the Portfolio Managers, including information about compensation, other accounts managed, and the dollar range of Shares owned.
Share Ownership
The Funds are required to show the dollar ranges of a Portfolio Manager’s “beneficial ownership” of Shares. Dollar amount ranges disclosed are established by the SEC. “Beneficial ownership” is determined in accordance with Rule 16a-1(a)(2) under the Exchange Act. As of December 31, 2025, Mr. Sternbach owned $10,001 - $50,000 worth of Shares of YFYA and RSMV. The other Portfolio Managers did not beneficially own any Shares of the Funds.
Other Accounts
In addition to the Funds, the Portfolio Managers managed the following other accounts for the Adviser as of December 31, 2025, none of which were subject to a performance-based fee:

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets in the Accounts	Number of Accounts	Total Assets in the Accounts	Number of Accounts	Total Assets in the Accounts
Springer Harris, Joran Haugens, Chris Small	13	$277,436,623	5	$220,981,524	0	$0
Ryan Borer	1	$37,214,525	0	$0	0	$0
Liebel Sternbach	1	$27,217,094	0	$0	97	$16,557,569
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Compensation
The compensation package for portfolio managers consists of a fixed base salary, an annual discretionary bonus opportunity and a competitive benefits package. A portfolio manager’s salary compensation is designed to be competitive with the marketplace and reflect a portfolio manager’s relative experience and contribution to the firm. Fixed base salary compensation is reviewed and adjusted annually to reflect increases in the cost of living and market rates. The discretionary bonus opportunity provides cash bonuses based upon the overall firm’s performance and individual contributions. Principal consideration for each portfolio manager is given to appropriate risk management, teamwork and investment support activities in determining the bonus amount. Portfolio managers are eligible to participate in the firm’s standard employee benefits programs, which include a competitive 401(k) retirement savings program with employer match, and healthcare.
In addition, certain portfolio managers engaged by the Adviser serve as independent contractors (1099) rather than employees. These portfolio managers receive compensation on a contractual basis, which may include fixed amounts and/or asset-based fees, and they are not eligible to participate in the firm’s employee benefits programs. Their compensation is designed to align with the same principles of experience, responsibility, and contribution to the firm’s investment results as those applicable to employee portfolio managers.
Conflicts of Interest
A Portfolio Manager’s management of “other accounts” may give rise to potential conflicts of interest in connection with their management of a Fund’s investments, on the one hand, and the investments of the other accounts, on the other. The other accounts may have similar investment objectives or strategies as the Funds. A potential conflict of interest may arise as a result, whereby a Portfolio Manager could favor one account over another. Another potential conflict could include a Portfolio Manager’s knowledge about the size, timing, and possible market impact of Fund trades, whereby the Portfolio Manager could use this information to the advantage of other accounts and to the disadvantage of the Funds. However, the Adviser has established policies and procedures to ensure that the purchase and sale of securities among all accounts the Adviser manages are fairly and equitably allocated.
DISTRIBUTOR
The Trust and PINE Distributors LLC (the “Distributor”) are parties to a distribution agreement (the “Distribution Agreement”), whereby the Distributor acts as principal underwriter for the Trust and distributes Shares of each Fund. Shares are continuously offered for sale by the Distributor only in Creation Units. The Distributor will not distribute Shares in amounts less than a Creation Unit and does not maintain a secondary market in Shares. The principal business address of the Distributor is 501 South Cherry Street, Suite 610, Denver, Colorado 80246.
Under the Distribution Agreement, the Distributor, as agent for the Trust, will receive orders for the purchase and redemption of Creation Units, provided that any subscriptions and orders will not be binding on the Trust until accepted by the Trust. The Distributor is a broker-dealer registered under the Exchange Act and a member of the Financial Industry Regulatory Authority (“FINRA”).
The Distributor also may enter into agreements with securities dealers (“Soliciting Dealers”) who will solicit purchases of Creation Units of Shares. Such Soliciting Dealers also may be Authorized Participants (as discussed in “Procedures for Purchase of Creation Units” below) or DTC participants (as defined below).
The Distribution Agreement will continue for two years from its effective date and is renewable annually thereafter. The continuance of the Distribution Agreement must be specifically approved at least annually (i) by the vote of the Trustees or by a vote of the shareholders of a Fund and (ii) by the vote of a majority of the Independent Trustees who have no direct or indirect financial interest in the operations of the Distribution Agreement or any related agreement, cast in person at a meeting called for the purpose of voting on such approval. The Distribution Agreement is terminable without penalty by the Trust on 60 days’ written notice when authorized either by majority vote of its outstanding voting Shares or by a vote of a majority of the Board (including a majority of the Independent Trustees), or by the Distributor on 60 days’ written notice, and will automatically terminate in the event of its assignment. The Distribution Agreement provides that in the absence of willful misfeasance, bad faith or gross negligence on the part of the Distributor, or reckless disregard by it of its obligations thereunder, the Distributor shall not be liable for any action or failure to act in accordance with its duties thereunder.
Intermediary Compensation. The Adviser, or its affiliates, out of their own resources and not out of Fund assets (i.e., without additional cost to a Fund or its shareholders), may pay certain broker dealers, banks and other financial intermediaries (“Intermediaries”) for certain activities related to a Fund, including participation in activities that are designed to make Intermediaries more knowledgeable about exchange-traded products, including the Fund, or for other activities, such as marketing and educational training or support. These arrangements are not financed by a Fund and, thus, do not result in increased Fund expenses. They are not reflected in the fees and expenses listed in the fees and expenses sections of a Fund’s Prospectus and they do not change the price paid by investors for the purchase of Shares or the amount received by a shareholder as proceeds from the redemption of Shares.
Such compensation may be paid to Intermediaries that provide services to a Fund, including marketing and education support (such as through conferences, webinars and printed communications). The Adviser will periodically assess the advisability of continuing to make these payments. Payments to an Intermediary may be significant to the Intermediary, and amounts that Intermediaries pay to
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your adviser, broker or other investment professional, if any, also may be significant to such adviser, broker or investment professional. Because an Intermediary may make decisions about what investment options it will make available or recommend, and what services to provide in connection with various products, based on payments it receives or is eligible to receive, such payments create conflicts of interest between the Intermediary and its clients. For example, these financial incentives may cause the Intermediary to recommend a Fund rather than other investments. The same conflict of interest exists with respect to your financial adviser, broker or investment professional if he or she receives similar payments from his or her Intermediary firm.
Intermediary information is current only as of the date of this SAI. Please contact your adviser, broker, or other investment professional for more information regarding any payments his or her Intermediary firm may receive. Any payments made by the Adviser or its affiliates to an Intermediary may create the incentive for an Intermediary to encourage customers to buy Shares.
If you have any additional questions, please call 1-800-617-0004.
Distribution and Service Plan. The Board has adopted a Distribution and Service Plan (the “Plan”) in accordance with the provisions of Rule 12b-1 under the 1940 Act, which regulates circumstances under which an investment company may directly or indirectly bear expenses relating to the distribution of its shares. No payments pursuant to the Plan are expected to be made during the twelve (12) month period from the date of this SAI. Rule 12b-1 fees to be paid by a Fund under the Plan may only be imposed after approval by the Board.
Continuance of the Plan must be approved annually by a majority of the Trustees of the Trust and by a majority of the Trustees who are not interested persons (as defined in the 1940 Act) of the Trust and have no direct or indirect financial interest in the Plan or in any agreements related to the Plan (“Qualified Trustees”). The Plan requires that quarterly written reports of amounts spent under the Plan and the purposes of such expenditures be furnished to and reviewed by the Trustees. The Plan may not be amended to increase materially the amount that may be spent thereunder without approval by a majority of the outstanding shares of a Fund. All material amendments of the Plan will require approval by a majority of the Trustees of the Trust and of the Qualified Trustees.
The Plan provides that each Fund pays the Distributor an annual fee of up to a maximum of 0.25% of the average daily net assets of its Shares. Under the Plan, the Distributor may make payments pursuant to written agreements to financial institutions and intermediaries such as banks, savings and loan associations and insurance companies including, without limit, investment counselors, broker-dealers and the Distributor’s affiliates and subsidiaries (collectively, “Agents”) as compensation for services and reimbursement of expenses incurred in connection with distribution assistance. The Plan is characterized as a compensation plan since the distribution fee will be paid to the Distributor without regard to the distribution expenses incurred by the Distributor or the amount of payments made to other financial institutions and intermediaries. The Trust intends to operate the Plan in accordance with its terms and with FINRA’s rules concerning sales charges.
Under the Plan, subject to the limitations of applicable law and regulations, each Fund is authorized to compensate the Distributor up to the maximum amount to finance any activity primarily intended to result in the sale of Creation Units of the Fund or for providing or arranging for others to provide shareholder services and for the maintenance of shareholder accounts. Such activities may include, but are not limited to: (i) delivering copies of a Fund’s then current reports, prospectuses, notices, and similar materials, to prospective purchasers of Creation Units; (ii) marketing and promotional services, including advertising; (iii) paying the costs of and compensating others, including Authorized Participants with whom the Distributor has entered into written Authorized Participant Agreements, for performing shareholder servicing on behalf of a Fund; (iv) compensating certain Authorized Participants for providing assistance in distributing the Creation Units of a Fund, including the travel and communication expenses and salaries and/or commissions of sales personnel in connection with the distribution of the Creation Units of a Fund; (v) payments to financial institutions and intermediaries such as banks, savings and loan associations, insurance companies and investment counselors, broker-dealers, mutual fund supermarkets and the affiliates and subsidiaries of the Trust’s service providers as compensation for services or reimbursement of expenses incurred in connection with distribution assistance; (vi) facilitating communications with beneficial owners of Shares, including the cost of providing (or paying others to provide) services to beneficial owners of Shares, including, but not limited to, assistance in answering inquiries related to Shareholder accounts; and (vii) such other services and obligations as are set forth in the Distribution Agreement.
ADMINISTRATOR, INDEX RECEIPT AGENT, AND TRANSFER AGENT
U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services (“Fund Services” or the “Transfer Agent”), located at 615 East Michigan Street, Milwaukee, Wisconsin 53202, serves as the Funds’ transfer agent, index receipt agent (as applicable), and administrator.
Pursuant to an agreement between the Trust and Fund Services (the “Fund Servicing Agreement”), Fund Services provides the Trust with administrative and management services (other than investment advisory services) and accounting services, including portfolio accounting services, tax accounting services, and furnishing financial reports. Under the Fund Servicing Agreement, Fund Services does not have any responsibility or authority for the management of the Funds, the determination of investment policy, or for any matter pertaining to the distribution of Shares. As compensation for the administration, accounting and management services, the Adviser pays Fund Services a fee based on each Fund’s average daily net assets, subject to a minimum annual fee. Fund Services also is entitled to certain out-of-pocket expenses for the services mentioned above, including pricing expenses.
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The Adviser was responsible for paying the amounts in the table below to Fund Services for the fiscal period ended December 31, 2025, as applicable to each Fund.

Fund	2025
Strategy A ETF[1]	$64,416
Strategy B ETF[2]	N/A
RSMV Strategy ETF[3]	$65,463
1.For the fiscal period January 30, 2025 (commencement of operations) through December 31, 2025.
2.This Fund has not commenced operations as of the date of this SAI.
3.For the fiscal period January 13, 2025 (commencement of operations) through December 31, 2025.
CUSTODIAN
Pursuant to a custody agreement between the Trust and U.S. Bank National Association (“U.S. Bank” or the “Custodian”) (the “Custody Agreement”), U.S. Bank, located at 1555 North Rivercenter Drive, Suite 302, Milwaukee, Wisconsin 53212, serves as the custodian of the Funds’ assets. The Custodian holds and administers the assets in each Fund’s portfolio. Pursuant to the Custody Agreement, U.S. Bank receives an annual fee from the Adviser based on the Trust’s total average daily net assets, subject to a minimum annual fee, and certain settlement charges. The Custodian is also entitled to certain out-of-pocket expenses.
LEGAL COUNSEL
Morgan, Lewis & Bockius LLP, located at 1111 Pennsylvania Avenue, NW, Washington, DC 20004-2541, serves as legal counsel for the Trust.
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Cohen & Company, Ltd., located at 1835 Market Street, Suite 310, Philadelphia, Pennsylvania 19103, serves as the independent registered public accounting firm for the Funds. Its services include auditing the Funds’ financial statements. Cohen & Co Advisory, LLC, an affiliate of Cohen & Company, Ltd., provides tax services as requested.
PORTFOLIO HOLDINGS DISCLOSURE POLICIES AND PROCEDURES
The Board has adopted a policy regarding the disclosure of information about each Fund’s security holdings. Each Fund’s entire portfolio holdings are publicly disseminated each day a Fund is open for business and may be available through financial reporting and news services, including publicly available internet web sites. In addition, the composition of the Deposit Securities (defined below) is publicly disseminated daily prior to the opening of the Exchange via the facilities of the National Securities Clearing Corporation (“NSCC”).
DESCRIPTION OF SHARES
The Declaration of Trust authorizes the issuance of an unlimited number of funds and shares. Each share represents an equal proportionate interest in the applicable Fund with each other share. Shares are entitled upon liquidation to a pro rata share in the net assets of the applicable Fund. Shareholders have no preemptive rights. The Declaration of Trust provides that the Trustees may create additional series or classes of shares. All consideration received by the Trust for shares of any additional funds and all assets in which such consideration is invested would belong to that fund and would be subject to the liabilities related thereto. Share certificates representing Shares will not be issued. Shares, when issued, are fully paid and non-assessable.
Each Share has one vote with respect to matters upon which a shareholder vote is required, consistent with the requirements of the 1940 Act and the rules promulgated thereunder. Shares of all funds in the Trust vote together as a single class, except that if the matter being voted on affects only a particular fund it will be voted on only by that fund and if a matter affects a particular fund differently from other funds, that fund will vote separately on such matter. As a Delaware statutory trust, the Trust is not required, and does not intend, to hold annual meetings of shareholders. Approval of shareholders will be sought, however, for certain changes in the operation of the Trust and for the election of Trustees under certain circumstances. Upon the written request of shareholders owning at least 10% of the Trust’s shares, the Trust will call for a meeting of shareholders to consider the removal of one or more Trustees and other certain matters. In the event that such a meeting is requested, the Trust will provide appropriate assistance and information to the shareholders requesting the meeting.
Under the Declaration of Trust, the Trustees have the power to liquidate a Fund without shareholder approval. While the Trustees have no present intention of exercising this power, they may do so if a Fund fails to reach a viable size within a reasonable amount of time or for such other reasons as may be determined by the Board.
LIMITATION OF TRUSTEES’ LIABILITY
The Declaration of Trust provides that a Trustee shall be liable only for his or her own willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the office of Trustee and shall not be liable for errors of judgment or mistakes of fact or law. The Trustees shall not be responsible or liable in any event for any neglect or wrongdoing of any officer,
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agent, employee, adviser or principal underwriter of the Trust, nor shall any Trustee be responsible for the act or omission of any other Trustee. The Declaration of Trust also provides that the Trust shall indemnify each person who is, or has been, a Trustee, officer, employee or agent of the Trust, any person who is serving or has served at the Trust’s request as a Trustee, officer, trustee, employee or agent of another organization in which the Trust has any interest as a shareholder, creditor or otherwise to the extent and in the manner provided in the Amended and Restated By-laws. However, nothing in the Declaration of Trust shall protect or indemnify a Trustee against any liability for his or her willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the office of Trustee. Nothing contained in this section attempts to disclaim a Trustee’s individual liability in any manner inconsistent with the federal securities laws.
BROKERAGE TRANSACTIONS
The policy of the Trust regarding purchases and sales of securities for a Fund is that primary consideration will be given to obtaining the most favorable prices and efficient executions of transactions. Consistent with this policy, when securities transactions are effected on a stock exchange, the Trust’s policy is to pay commissions which are considered fair and reasonable without necessarily determining that the lowest possible commissions are paid in all circumstances. The Trust believes that a requirement always to seek the lowest possible commission cost could impede effective portfolio management and preclude the Funds from obtaining a high quality of brokerage and research services. In seeking to determine the reasonableness of brokerage commissions paid in any transaction, the Adviser will rely on its experience and knowledge regarding commissions generally charged by various brokers and on its judgment in evaluating the brokerage services received from the broker effecting the transaction. Such determinations are necessarily subjective and imprecise, as in most cases, an exact dollar value for those services is not ascertainable. The Trust has adopted policies and procedures that prohibit the consideration of sales of Shares as a factor in the selection of a broker or dealer to execute its portfolio transactions.
The Adviser owes a fiduciary duty to its clients to seek to provide best execution on trades effected. In selecting a broker-dealer for each specific transaction, the Adviser chooses the broker-dealer deemed most capable of providing the services necessary to obtain the most favorable execution. “Best execution” is generally understood to mean the most favorable cost or net proceeds reasonably obtainable under the circumstances. The full range of brokerage services applicable to a particular transaction may be considered when making this judgment, which may include, but is not limited to: liquidity, price, commission, timing, aggregated trades, capable floor brokers or traders, competent block trading coverage, ability to position, capital strength and stability, reliable and accurate communications and settlement processing, use of automation, knowledge of other buyers or sellers, arbitrage skills, administrative ability, underwriting and provision of information on a particular security or market in which the transaction is to occur. The specific criteria will vary depending upon the nature of the transaction, the market in which it is executed, and the extent to which it is possible to select from among multiple broker-dealers. The Adviser also will use electronic crossing networks (“ECNs”) when appropriate.
Subject to the foregoing policies, brokers or dealers selected to execute a Fund’s portfolio transactions may include such Fund’s Authorized Participants (as discussed in “Procedures for Purchase of Creation Units” below) or their affiliates. An Authorized Participant or its affiliates may be selected to execute a Fund’s portfolio transactions in conjunction with an all-cash creation unit order or an order including “cash-in-lieu” (as described below under “Purchase and Redemption of Creation Units”), so long as such selection is in keeping with the foregoing policies. As described below under “Purchase and Redemption of Creation Units — Creation Unit Transaction Fee” and “— Redemption Transaction Fee”, each Fund may determine to not charge a variable fee on certain orders when the Adviser has determined that doing so is in the best interests of Fund shareholders, e.g., for creation orders that facilitate the rebalance of the applicable Fund’s portfolio in a more tax efficient manner than could be achieved without such order, even if the decision to not charge a variable fee could be viewed as benefiting the Authorized Participant or its affiliate selected to execute a Fund’s portfolio transactions in connection with such orders.
The Adviser may use a Fund’s assets for, or participate in, third-party soft dollar arrangements, in addition to receiving proprietary research from various full-service brokers, the cost of which is bundled with the cost of the broker’s execution services. The Adviser does not “pay up” for the value of any such proprietary research. Section 28(e) of the Exchange Act permits the Adviser, under certain circumstances, to cause a Fund to pay a broker or dealer a commission for effecting a transaction in excess of the amount of commission another broker or dealer would have charged for effecting the transaction in recognition of the value of brokerage and research services provided by the broker or dealer. The Adviser may receive a variety of research services and information on many topics, which it can use in connection with its management responsibilities with respect to the various accounts over which it exercises investment discretion or otherwise provides investment advice. The research services may include qualifying order management systems, portfolio attribution and monitoring services and computer software and access charges which are directly related to investment research. Accordingly, a Fund may pay a broker commission higher than the lowest available in recognition of the broker’s provision of such services to the Adviser, but only if the Adviser determines the total commission (including the soft dollar benefit) is comparable to the best commission rate that could be expected to be received from other brokers. The amount of soft dollar benefits received depends on the amount of brokerage transactions effected with the brokers. A conflict of interest exists because there is an incentive to: 1) cause clients to pay a higher commission than the firm might otherwise be able to negotiate; 2) cause clients to engage in more securities transactions than would otherwise be optimal; and 3) only recommend brokers that provide soft dollar benefits.
The Adviser faces a potential conflict of interest when it uses client trades to obtain brokerage or research services. This conflict exists because the Adviser can use the brokerage or research services to manage client accounts without paying cash for such services, which
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reduces the Adviser’s expenses to the extent that the Adviser would have purchased such products had they not been provided by brokers. Section 28(e) permits the Adviser to use brokerage or research services for the benefit of any account it manages. Certain accounts managed by the Adviser may generate soft dollars used to purchase brokerage or research services that ultimately benefit other accounts managed by the Adviser, effectively cross subsidizing the other accounts managed by the Adviser that benefit directly from the product. The Adviser may not necessarily use all of the brokerage or research services in connection with managing a Fund whose trades generated the soft dollars used to purchase such products.
The Adviser is responsible, subject to oversight by the Board, for placing orders on behalf of each Fund for the purchase or sale of portfolio securities. If purchases or sales of portfolio securities of a Fund and one or more other investment companies or clients supervised by the Adviser are considered at or about the same time, transactions in such securities are allocated among the several investment companies and clients in a manner deemed equitable and consistent with its fiduciary obligations to all by the Adviser. In some cases, this procedure could have a detrimental effect on the price or volume of the security so far as a Fund is concerned. However, in other cases, it is possible that the ability to participate in volume transactions and to negotiate lower brokerage commissions will be beneficial to a Fund. The primary consideration is prompt execution of orders at the most favorable net price.
A Fund may deal with affiliates in principal transactions to the extent permitted by exemptive order or applicable rule or regulation.
The table below shows the aggregate brokerage commissions paid by the Funds for the fiscal period ended December 31, 2025, as applicable to each Fund.

Fund	2025
Strategy A ETF[1]	$1,728
Strategy B ETF[2]	N/A
RSMV Strategy ETF[3]	$65,432
1.For the fiscal period January 30, 2025 (commencement of operations) through December 31, 2025.
2.This Fund has not commenced operations as of the date of this SAI.
3.For the fiscal period January 13, 2025 (commencement of operations) through December 31, 2025.
Directed Brokerage. For the fiscal period January 30, 2025 through December 31, 2025 for the Strategy A ETF and the fiscal period January 13, 2025 through December 31, 2025 for the RSMV Strategy ETF, the Funds did not pay any commissions on brokerage transactions directed to brokers pursuant to an agreement or understanding whereby the broker provides research or other brokerage services to the Adviser.
Brokerage with Fund Affiliates. A Fund may execute brokerage or other agency transactions through registered broker-dealer affiliates of the Funds, the Adviser, or the Distributor for a commission in conformity with the 1940 Act, the Exchange Act and rules promulgated by the SEC. These rules require that commissions paid to the affiliate by the Funds for exchange transactions not exceed “usual and customary” brokerage commissions. The rules define “usual and customary” commissions to include amounts which are “reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time.” The Trustees, including those who are not “interested persons” of the Funds, have adopted procedures for evaluating the reasonableness of commissions paid to affiliates and review these procedures periodically. During the fiscal period ended December 31, 2025, the Funds did not pay any brokerage commissions to any registered broker-dealer affiliates of the Funds, the Adviser, or the Distributor.
Securities of “Regular Broker-Dealers.” Each Fund is required to identify any securities of its “regular brokers or dealers” (as such term is defined in the 1940 Act) that it may hold at the close of its most recent fiscal year. “Regular brokers or dealers” of a Fund are the ten brokers or dealers that, during the most recent fiscal year: (i) received the greatest dollar amounts of brokerage commissions from the Fund’s portfolio transactions; (ii) engaged as principal in the largest dollar amounts of portfolio transactions of the Fund; or (iii) sold the largest dollar amounts of Shares. As of December 31, 2025, the Funds did not hold any securities of their “regular broker-dealers.”
PORTFOLIO TURNOVER RATE
Portfolio turnover may vary from year to year, as well as within a year. High turnover rates are likely to result in comparatively greater brokerage expenses. The overall reasonableness of brokerage commissions is evaluated by the Adviser based upon its knowledge of available information as to the general level of commissions paid by other institutional investors for comparable services. Each Fund’s portfolio turnover rate for the fiscal period ended December 31, 2025 was as follows:
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Fund	2025
Strategy A ETF[1]	12%
Strategy B ETF[2]	N/A
RSMV Strategy ETF[3]	591%
1.For the fiscal period January 30, 2025 (commencement of operations) through December 31, 2025.
2.This Fund has not commenced operations as of the date of this SAI.
3.For the fiscal period January 13, 2025 (commencement of operations) through December 31, 2025.
BOOK ENTRY ONLY SYSTEM
The Depository Trust Company (“DTC”) acts as securities depositary for Shares. Shares are represented by securities registered in the name of DTC or its nominee, Cede & Co., and deposited with, or on behalf of, DTC. Except in limited circumstances set forth below, certificates will not be issued for Shares.
DTC is a limited-purpose trust company that was created to hold securities of its participants (the “DTC Participants”) and to facilitate the clearance and settlement of securities transactions among the DTC Participants in such securities through electronic book-entry changes in accounts of the DTC Participants, thereby eliminating the need for physical movement of securities certificates. DTC Participants include securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations, some of whom (and/or their representatives) own DTC. More specifically, DTC is owned by a number of its DTC Participants and by the New York Stock Exchange (“NYSE”) and FINRA. Access to the DTC system also is available to others such as banks, brokers, dealers, and trust companies that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly (the “Indirect Participants”).
Beneficial ownership of Shares is limited to DTC Participants, Indirect Participants, and persons holding interests through DTC Participants and Indirect Participants. Ownership of beneficial interests in Shares (owners of such beneficial interests are referred to in this SAI as “Beneficial Owners”) is shown on, and the transfer of ownership is effected only through, records maintained by DTC (with respect to DTC Participants) and on the records of DTC Participants (with respect to Indirect Participants and Beneficial Owners that are not DTC Participants). Beneficial Owners will receive from or through the DTC Participant a written confirmation relating to their purchase of Shares. The Trust recognizes DTC or its nominee as the record owner of all Shares for all purposes. Beneficial Owners of Shares are not entitled to have Shares registered in their names and will not receive or be entitled to physical delivery of Share certificates. Each Beneficial Owner must rely on the procedures of DTC and any DTC Participant and/or Indirect Participant through which such Beneficial Owner holds its interests, to exercise any rights of the holder of Shares.
Conveyance of all notices, statements, and other communications to Beneficial Owners is effected as described in the ensuing paragraphs. DTC will make available to the Trust upon request and for a fee a listing of Shares held by each DTC Participant. The Trust shall obtain from each such DTC Participant the number of Beneficial Owners holding Shares, directly or indirectly, through such DTC Participant. The Trust shall provide each such DTC Participant with copies of such notice, statement, or other communication, in such form, number and at such place as such DTC Participant may reasonably request, in order that such notice, statement or communication may be transmitted by such DTC Participant, directly or indirectly, to such Beneficial Owners. In addition, the Trust shall pay to each such DTC Participant a fair and reasonable amount as reimbursement for the expenses attendant to such transmittal, all subject to applicable statutory and regulatory requirements.
Share distributions shall be made to DTC or its nominee, Cede & Co., as the registered holder of all Shares. DTC or its nominee, upon receipt of any such distributions, shall credit immediately DTC Participants’ accounts with payments in amounts proportionate to their respective beneficial interests in a Fund as shown on the records of DTC or its nominee. Payments by DTC Participants to Indirect Participants and Beneficial Owners of Shares held through such DTC Participants will be governed by standing instructions and customary practices, as is now the case with securities held for the accounts of customers in bearer form or registered in a “street name,” and will be the responsibility of such DTC Participants.
The Trust has no responsibility or liability for any aspect of the records relating to or notices to Beneficial Owners, or payments made on account of beneficial ownership interests in Shares, or for maintaining, supervising, or reviewing any records relating to such beneficial ownership interests, or for any other aspect of the relationship between DTC and the DTC Participants or the relationship between such DTC Participants and the Indirect Participants and Beneficial Owners owning through such DTC Participants.
DTC may determine to discontinue providing its service with respect to a Fund at any time by giving reasonable notice to the Fund and discharging its responsibilities with respect thereto under applicable law. Under such circumstances, the applicable Fund shall take action either to find a replacement for DTC to perform its functions at a comparable cost or, if such replacement is unavailable, to issue and deliver printed certificates representing ownership of Shares, unless the Trust makes other arrangements with respect thereto satisfactory to the Exchange.
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PURCHASE AND REDEMPTION OF CREATION UNITS
Each Fund issues and redeems its shares on a continuous basis, at NAV, only in a large, specified number of shares called a “Creation Unit,” either principally in-kind for securities or in cash for the value of such securities. The NAV of a Fund’s Shares is determined once each Business Day, as described below under “Determination of Net Asset Value.” The Creation Unit size may change. Authorized Participants will be notified of such change.
The Adviser or its affiliates (the “Selling Shareholder”) may purchase Creation Unit aggregations through a broker-dealer to “seed” (in whole or in part) funds, including a Fund, as they are launched or thereafter, may purchase shares from other broker-dealers or other investors that have previously provided “seed” for funds, including a Fund, when they were launched or otherwise in secondary market transactions, and because the Selling Shareholder may be deemed an affiliate of such funds, the shares are being registered to permit the resale of these shares from time to time after purchase. No Fund will receive any of the proceeds from the resale by the Selling Shareholders of such shares.
The Selling Shareholder intends to sell all or a portion of the shares owned by it and offered hereby from time to time directly or through one or more broker-dealers, and may also hedge such positions. The shares may be sold on any national securities exchange on which the shares may be listed or quoted at the time of sale, in the OTC market or in transactions other than on these exchanges or systems at fixed prices, at prevailing market prices at the time of the sale, at varying prices determined at the time of sale, or at negotiated prices. These sales may be effected in transactions, which may involve crosses or block transactions. The Selling Shareholder may use any one or more of the following methods when selling shares:
•ordinary brokerage transactions through brokers or dealers (who may act as agents or principals) or directly to one or more purchasers;
•privately negotiated transactions;
•through the writing or settlement of options or other hedging transactions, whether such options are listed on an options exchange or otherwise; and
•any other method permitted pursuant to applicable law.
The Selling Shareholder may also loan or pledge shares to broker-dealers that in turn may sell such shares, to the extent permitted by applicable law. The Selling Shareholder may also enter into options or other transactions with broker-dealers or other financial institutions, or create one or more derivative securities which require delivering shares to a broker-dealer or other financial institution (these shares may then be sold by such broker-dealer or other financial institution).
The Selling Shareholder has informed each Fund that it is not a registered broker-dealer and does not have any written or oral agreement or understanding, directly or indirectly, with any person to distribute the shares. Upon a Fund being notified in writing by the Selling Shareholder that any material arrangement has been entered into with a broker-dealer for the sale of shares through a block trade, special offering, exchange distribution or secondary distribution, or a purchase by a broker or dealer, a supplement to this SAI will be filed, if required, pursuant to Rule 497 under the Securities Act, disclosing (i) the name of each Selling Shareholder and of the participating broker-dealer(s), (ii) the number of shares involved, (iii) the price at which such shares were sold, (iv) the commissions paid or discounts or concessions allowed to such broker-dealer(s), where applicable, (v) that such broker-dealer(s) did not conduct any investigation to verify the information set out or incorporated by reference in a Fund’s Prospectus and SAI, and (vi) other facts material to the transaction.
The Selling Shareholder and any other person participating in such distribution will be subject to applicable provisions of the Exchange Act and the rules and regulations thereunder, including, without limitation, to the extent applicable, Regulation M of the Exchange Act, which may limit the timing of purchases and sales of any of the shares by the Selling Shareholder and any other participating person. To the extent applicable, Regulation M may also restrict the ability of any person engaged in the distribution of the shares to engage in market-making activities with respect to the shares. All of the foregoing may affect the marketability of the shares and the ability of any person or entity to engage in market-making activities with respect to the shares. There is a risk that the Selling Shareholder may redeem its investments in a Fund or otherwise sell its shares to a third party that may redeem. As with redemptions by other large shareholders, such redemptions could have a significant negative impact on applicable Fund and its shares.
Purchase (Creation). The Trust issues and sells Shares only in Creation Units on a continuous basis through the Distributor, without a sales load (but subject to transaction fees, if applicable), at the NAV per share next determined after receipt, on any Business Day, of an order in proper form. The NAV of Shares is calculated each Business Day as of the scheduled close of regular trading on the NYSE, generally 4:00 p.m., Eastern Time. The Funds will not issue fractional Creation Units. A “Business Day” is any day on which the NYSE is open for business. As of the date of this SAI, the NYSE observes the following holidays: New Year’s Day, Martin Luther King, Jr. Day, President’s Day (Washington’s Birthday), Good Friday, Memorial Day, Juneteenth Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.
Fund Deposit. Each Fund has adopted policies and procedures governing the process of constructing baskets of Deposit Securities (defined below), Fund Securities (defined below) and/or cash, and acceptance of the same (the “Basket Procedures”). The consideration for purchase of a Creation Unit of a Fund generally consists of either: (i) the in-kind deposit of a designated portfolio of
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securities (the “Deposit Securities”) per each Creation Unit, constituting a substantial replication, or a portfolio sampling representation, of the securities included in a Fund’s portfolio and the Cash Component (defined below), computed as described below, or (ii) the cash value of the Deposit Securities (“Deposit Cash”) and the Cash Component to replace any Deposit Security. When accepting purchases of Creation Units for cash, a Fund may incur additional costs associated with the acquisition of Deposit Securities that would otherwise be provided by an in-kind purchaser. These additional costs may be recoverable from the purchaser of Creation Units.
Together, the Deposit Securities or Deposit Cash, as applicable, and the Cash Component constitute the “Fund Deposit,” which represents the minimum initial and subsequent investment amount for a Creation Unit of a Fund. The “Cash Component” is an amount equal to the difference between the NAV of Shares (per Creation Unit) and the market value of the Deposit Securities or Deposit Cash, as applicable. If the Cash Component is a positive number (i.e., the NAV per Creation Unit exceeds the value of the Deposit Securities or Deposit Cash, as applicable), the Cash Component shall be such positive amount. If the Cash Component is a negative number (i.e., the NAV per Creation Unit is less than the value of the Deposit Securities or Deposit Cash, as applicable), the Cash Component shall be such negative amount and the creator will be entitled to receive cash in an amount equal to the Cash Component. The Cash Component serves the function of compensating for any differences between the NAV per Creation Unit and the market value of the Deposit Securities or Deposit Cash, as applicable. Computation of the Cash Component excludes any stamp duty or other similar fees and expenses payable upon transfer of beneficial ownership of the Deposit Securities, if applicable, which shall be the sole responsibility of the Authorized Participant (as defined below).
The Funds, through NSCC, makes available on each Business Day, prior to the opening of business on the Exchange (currently, 9:30 a.m., Eastern Time), the list of the names and the required number of Shares of each Deposit Security or the required amount of Deposit Cash, as applicable, to be included in the current Fund Deposit (based on information at the end of the previous Business Day) for a Fund. Such Fund Deposit is subject to any applicable adjustments as described below, to effect purchases of Creation Units of a Fund until such time as the next-announced composition of the Deposit Securities or the required amount of Deposit Cash, as applicable, is made available.
The identity and number of Shares of the Deposit Securities or the amount of Deposit Cash, as applicable, required for a Fund Deposit for a Fund may be changed from time to time by the Adviser, in accordance with the Basket Procedures, with a view to the investment objective of such Fund. Information regarding the Fund Deposit necessary for the purchase of a Creation Unit is made available to Authorized Participants and other market participants seeking to transact in Creation Unit aggregations. The composition of the Deposit Securities also may change in response to portfolio adjustments, interest payments and corporate action events.
The Trust reserves the right to permit or require the substitution of Deposit Cash to replace any Deposit Security, which shall be added to the Cash Component, including, without limitation, in situations where the Deposit Security: (i) may not be available in sufficient quantity for delivery; (ii) may not be eligible for transfer through the systems of DTC for corporate securities and municipal securities; (iii) may not be eligible for trading by an Authorized Participant or the investor for which it is acting; (iv) would be restricted under the securities laws or where the delivery of the Deposit Security to the Authorized Participant would result in the disposition of the Deposit Security by the Authorized Participant becoming restricted under the securities laws; or (v) in certain other situations (collectively, “custom orders”). The Trust also reserves the right to permit or require the substitution of Deposit Securities in lieu of Deposit Cash.
Cash Purchase. The Trust may at its discretion permit full or partial cash purchases of Creation Units of a Fund. When full or partial cash purchases of Creation Units are available or specified for a Fund, they will be effected in essentially the same manner as in-kind purchases thereof. In the case of a full or partial cash purchase, the Authorized Participant must pay the cash equivalent of the Deposit Securities it would otherwise be required to provide through an in-kind purchase, plus the same Cash Component required to be paid by an in-kind purchaser together with a creation transaction fee and non-standard charges, as may be applicable.
Procedures for Purchase of Creation Units. To be eligible to place orders with the Distributor to purchase a Creation Unit of a Fund, an entity must be (i) a “Participating Party” (i.e., a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the NSCC (the “Clearing Process”)), a clearing agency that is registered with the SEC; or (ii) a DTC Participant (see “Book Entry Only System”). In addition, each Participating Party or DTC Participant (each, an “Authorized Participant”) must execute a Participant Agreement that has been agreed to by the Distributor, and that has been accepted by the Transfer Agent, with respect to purchases and redemptions of Creation Units. Each Authorized Participant will agree, pursuant to the terms of a Participant Agreement, on behalf of itself or any investor on whose behalf it will act, to certain conditions, including that it will pay to the Trust, an amount of cash sufficient to pay the Cash Component together with the creation transaction fee (described below), if applicable, and any other applicable fees and taxes.
All orders to purchase Shares directly from a Fund, including custom orders, must be placed for one or more Creation Units and in the manner and by the time set forth in the Participant Agreement. With respect to the Funds, the order cutoff time for orders to purchase Creation Units is 4:00 p.m. Eastern Time. In the case of custom orders, including orders containing cash-in-lieu, the order must be received by the Distributor no later than 3:00 p.m. Eastern Time for the applicable fund. Such time may be modified by each Fund from time-to-time by amendment to the Participant Agreement. The date on which an order to purchase Creation Units (or an order to redeem Creation Units, as set forth below) is received and accepted is referred to as the “Order Placement Date.”
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An Authorized Participant may require an investor to make certain representations or enter into agreements with respect to the order (e.g., to provide for payments of cash, when required). Investors should be aware that their particular broker may not have executed a Participant Agreement and that, therefore, orders to purchase Shares directly from a Fund in Creation Units have to be placed by the investor’s broker through an Authorized Participant that has executed a Participant Agreement. In such cases there may be additional charges to such investor. At any given time, there may be only a limited number of broker-dealers that have executed a Participant Agreement and only a small number of such Authorized Participants may have international capabilities.
On days when the Exchange closes earlier than normal, the Funds may require orders to create Creation Units to be placed earlier in the day. In addition, if a market or markets on which a Fund’s investments are primarily traded is closed, such Fund also will generally not accept orders on such day(s). Orders must be transmitted by an Authorized Participant by telephone or other transmission method acceptable to the Transfer Agent pursuant to procedures set forth in the Participant Agreement. On behalf of the Funds, the Transfer Agent will notify the Custodian of such order. The Custodian will then provide such information to the appropriate local sub-custodian(s). Those placing orders through an Authorized Participant should allow sufficient time to permit proper submission of the purchase order to the Transfer Agent by the cut-off time on such Business Day. Economic or market disruptions or changes, or telephone or other communication failure may impede the ability to reach the Transfer Agent or an Authorized Participant.
Fund Deposits must be delivered by an Authorized Participant through the Federal Reserve System (for cash) or through DTC (for corporate securities), through a sub-custody agent (for foreign securities) and/or through such other arrangements allowed by the Trust or its agents. With respect to foreign Deposit Securities, the Custodian shall cause the sub-custodian of the applicable Fund to maintain an account into which the Authorized Participant shall deliver, on behalf of itself or the party on whose behalf it is acting, such Deposit Securities (or Deposit Cash for all or a part of such securities, as permitted or required), with any appropriate adjustments as advised by the Trust. Foreign Deposit Securities must be delivered to an account maintained at the applicable local sub-custodian. A Fund Deposit transfer must be ordered by the Authorized Participant in a timely fashion to ensure the delivery of the requisite number of Deposit Securities or Deposit Cash, as applicable, to the account of the applicable Fund or its agents by no later than 4:00 p.m. Eastern Time (or such other time as specified by the Trust) on the Settlement Date. If a Fund or its agents do not receive all of the Deposit Securities, or the required Deposit Cash in lieu thereof, by such time, then the order may be deemed rejected and the Authorized Participant shall be liable to such Fund for losses, if any, resulting therefrom. The “Settlement Date” for a Fund is generally the next Business Day after the Order Placement Date. All questions as to the number of Deposit Securities or Deposit Cash to be delivered, as applicable, and the validity, form and eligibility (including time of receipt) for the deposit of any tendered securities or cash, as applicable, will be determined by the Trust, whose determination shall be final and binding. The amount of cash represented by the Cash Component must be transferred directly to the Custodian through the Federal Reserve Bank wire transfer system in a timely manner to be received by the Custodian no later than the Settlement Date. If the Cash Component and the Deposit Securities or Deposit Cash, as applicable, are not received by the Custodian in a timely manner by the Settlement Date, the creation order may be cancelled. Upon written notice to the Transfer Agent, such canceled order may be resubmitted the following Business Day using a Fund Deposit as newly constituted to reflect the then current NAV of the applicable Fund.
The order shall be deemed to be received on the Business Day on which the order is placed provided that the order is placed in proper form prior to the applicable cut-off time and the federal funds in the appropriate amount are deposited with the Custodian on the Settlement Date. If the order is not placed in proper form as required, or federal funds in the appropriate amount are not received on the Settlement Date, then the order may be deemed to be rejected and the Authorized Participant shall be liable to the applicable Fund for losses, if any, resulting therefrom. A creation request is in “proper form” if all procedures set forth in the Participant Agreement and this SAI are properly followed.
Issuance of a Creation Unit. Except as provided in this SAI, Creation Units will not be issued until the transfer of good title to the Trust of the Deposit Securities or payment of Deposit Cash, as applicable, and the payment of the Cash Component have been completed. When the sub-custodian has confirmed to the Custodian that the required Deposit Securities (or the cash value thereof) have been delivered to the account of the relevant sub-custodian or sub-custodians, the Distributor and the Adviser shall be notified of such delivery, and the Trust will issue and cause the delivery of the Creation Units. The delivery of Creation Units so created generally will occur no later than the first Business Day following the day on which the purchase order is deemed received by the Transfer Agent. The Authorized Participant shall be liable to the applicable Fund for losses, if any, resulting from unsettled orders.
In instances where the Trust accepts Deposit Securities for the purchase of a Creation Unit, the Creation Units may be purchased in advance of receipt by the Trust of all or a portion of the applicable Deposit Securities as described below. In these circumstances, the initial deposit will have a value greater than the NAV of Shares on the date the order is placed in proper form since, in addition to available Deposit Securities, cash must be deposited in an amount equal to the sum of (i) the Cash Component, plus (ii) an additional amount of cash equal to a percentage of the value as set forth in the Participant Agreement, of the undelivered Deposit Securities (the “Additional Cash Deposit”), which shall be maintained in a separate non-interest bearing collateral account. The Authorized Participant must deposit with the Custodian the Additional Cash Deposit, as applicable, by 4:00 p.m. Eastern Time (or such other time as specified by the Trust) on the Settlement Date. If a Fund or its agents do not receive the Additional Cash Deposit in the appropriate amount, by such time, then the order may be deemed rejected and the Authorized Participant shall be liable to the applicable Fund for losses, if any, resulting therefrom. An additional amount of cash shall be required to be deposited with the Trust, pending delivery of the missing Deposit Securities to the extent necessary to maintain the Additional Cash Deposit with the Trust in an amount at least
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equal to the applicable percentage, as set forth in the Participant Agreement, of the daily market value of the missing Deposit Securities. The Participant Agreement will permit the Trust to buy the missing Deposit Securities at any time. Authorized Participants will be liable to the Trust for the costs incurred by the Trust in connection with any such purchases. These costs will be deemed to include the amount by which the actual purchase price of the Deposit Securities exceeds the value of such Deposit Securities on the day the purchase order was deemed received by the Transfer Agent plus the brokerage and related transaction costs associated with such purchases. The Trust will return any unused portion of the Additional Cash Deposit once all of the missing Deposit Securities have been properly received by the Custodian or purchased by the Trust and deposited into the Trust. In addition, a transaction fee, as described below under “Creation Unit Transaction Fee,” may be charged an additional variable charge also may be applied, as described below. The delivery of Creation Units so created generally will occur no later than the Settlement Date.
Acceptance of Orders of Creation Units. Provided that such action does not result in a suspension of sales of Creation Units in contravention of Rule 6c-11 under the 1940 Act and the SEC’s positions thereunder, the Trust reserves the right to reject an order for Creation Units transmitted in respect of a Fund at its discretion, including, without limitation, if (a) the order is not in proper form or the Fund Deposit delivered does not consist of the securities the Custodian specified; (b) the investor(s), upon obtaining the Shares ordered, would own 80% or more of the currently outstanding Shares of the Fund; (c) the Deposit Securities or Deposit Cash, as applicable, delivered by the Authorized Participant are not as disseminated through the facilities of the NSCC for that date by the Custodian; (d) the acceptance of the Fund Deposit would, in the opinion of counsel, be unlawful; (e) the acceptance or receipt of the order for a Creation Unit would, in the opinion of counsel, be unlawful; or (f) in the event that circumstances outside the control of the Trust, the Custodian, the Transfer Agent, the Distributor and/or the Adviser make it for all practical purposes not feasible to process orders for Creation Units. Examples of such circumstances include acts of God or public service or utility problems such as fires, floods, extreme weather conditions and power outages resulting in telephone, telecopy and computer failures; market conditions or activities causing trading halts; systems failures involving computer or other information systems affecting the Trust, the Distributor, the Custodian, the Transfer Agent, DTC, NSCC, Federal Reserve System, or any other participant in the creation process, and other extraordinary events. The Trust or its agents shall communicate to the Authorized Participant its rejection of an order. The Trust, the Transfer Agent, the Custodian and the Distributor are under no duty, however, to give notification of any defects or irregularities in the delivery of Fund Deposits nor shall either of them incur any liability for the failure to give any such notification. The Trust, the Transfer Agent, the Custodian and the Distributor shall not be liable for the rejection of any purchase order for Creation Units. Given the importance of the ongoing issuance of Creation Units to maintaining a market price that is at or close to the underlying NAV of a Fund, the Trust does not intend to suspend the acceptance of orders for Creation Units, unless it believes doing so would be in the best interests of the Fund.
All questions as to the number of shares of each security in the Deposit Securities and the validity form, eligibility and acceptance for deposit of any securities to be delivered shall be determined by the Trust, and the Trust’s determination shall be final and binding.
Creation Unit Transaction Fee. A fixed purchase (i.e., creation) transaction fee, payable to the Funds’ custodian, may be imposed for the transfer and other transaction costs associated with the purchase of Creation Units (“Creation Order Costs”). The standard fixed creation unit transaction fee for each Fund, regardless of the number of Creation Units created in the transaction, can be found in the table below. Each Fund may adjust the standard fixed creation unit transaction fee from time to time. The fixed creation unit transaction fee may be waived on certain orders if the applicable Fund’s custodian has determined to waive some or all of the Creation Order Costs associated with the order or another party, such as the Adviser, has agreed to pay such fee.
In addition, a variable fee, payable to the Funds, of up to the maximum percentage listed in the table below of the value of the Creation Units subject to the transaction may be imposed for cash purchases, non-standard orders, or partial cash purchases of Creation Units. The variable charge is primarily designed to cover additional costs (e.g., brokerage, taxes) involved with buying the securities with cash. Each Fund may determine to not charge a variable fee on certain orders when the Adviser has determined that doing so is in the best interests of Fund shareholders, e.g., for creation orders that facilitate the rebalance of the applicable Fund’s portfolio in a more tax efficient manner than could be achieved without such order.

Fund	Fixed Creation Unit Transaction Fee	Maximum Variable Transaction Fee
Strategy A ETF	$300	2%
Strategy B ETF	$300	2%
RSMV Strategy ETF	$300	2%
Investors who use the services of a broker or other such intermediary may be charged a fee for such services. Investors are responsible for the fixed costs of transferring the Fund Securities from the Trust to their account or on their order.
Risks of Purchasing Creation Units. There are certain legal risks unique to investors purchasing Creation Units directly from a Fund. Because Shares may be issued on an ongoing basis, a “distribution” of Shares could be occurring at any time. Certain activities that a shareholder performs as a dealer could, depending on the circumstances, result in the shareholder being deemed a participant in the distribution in a manner that could render the shareholder a statutory underwriter and subject to the prospectus delivery and liability provisions of the Securities Act. For example, a shareholder could be deemed a statutory underwriter if it purchases Creation Units
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from a Fund, breaks them down into the constituent Shares, and sells those Shares directly to customers, or if a shareholder chooses to couple the creation of a supply of new Shares with an active selling effort involving solicitation of secondary-market demand for Shares. In such event, any commissions paid to any such broker-dealer or agent and any profit on the resale of the shares purchased by them may be deemed to be underwriting commissions or discounts under the Securities Act. Whether a person is an underwriter depends upon all of the facts and circumstances pertaining to that person’s activities, and the examples mentioned here should not be considered a complete description of all the activities that could cause you to be deemed an underwriter.
Dealers who are not “underwriters” but are participating in a distribution (as opposed to engaging in ordinary secondary-market transactions), and thus dealing with Shares as part of an “unsold allotment” within the meaning of Section 4(a)(3)(C) of the Securities Act, will be unable to take advantage of the prospectus delivery exemption provided by Section 4(a)(3) of the Securities Act.
Redemption. Shares may be redeemed only in Creation Units at their NAV next determined after receipt of a redemption request in proper form by a Fund through the Transfer Agent and only on a Business Day. EXCEPT UPON LIQUIDATION OF A FUND, THE TRUST WILL NOT REDEEM SHARES IN AMOUNTS LESS THAN CREATION UNITS. Investors must accumulate enough Shares in the secondary market to constitute a Creation Unit in order to have such Shares redeemed by the Trust. There can be no assurance, however, that there will be sufficient liquidity in the public trading market at any time to permit assembly of a Creation Unit. Investors should expect to incur brokerage and other costs in connection with assembling a sufficient number of Shares to constitute a redeemable Creation Unit.
With respect to the Funds, the Custodian, through the NSCC, makes available prior to the opening of business on the Exchange (currently, 9:30 a.m., Eastern Time) on each Business Day, the list of the names and Share quantities of each Fund’s portfolio securities that will be applicable (subject to possible amendment or correction) to redemption requests received in proper form (as defined below) on that day (“Fund Securities”). Fund Securities received on redemption may not be identical to Deposit Securities.
Redemption proceeds for a Creation Unit are paid either in kind or in cash, or a combination thereof, as determined by the Trust in accordance with the Basket Procedures. With respect to in-kind redemptions of a Fund, redemption proceeds for a Creation Unit will consist of Fund Securities—as announced by the Custodian on the Business Day of the request for redemption received in proper form plus cash in an amount equal to the difference between the NAV of Shares being redeemed, as next determined after a receipt of a request in proper form, and the value of the Fund Securities (the “Cash Redemption Amount”), less a fixed redemption transaction fee, as applicable, and additional variable charge as set forth below. In the event that the Fund Securities have a value greater than the NAV of Shares, a compensating cash payment equal to the differential is required to be made by or through an Authorized Participant by the redeeming shareholder. Notwithstanding the foregoing, at the Trust’s discretion, an Authorized Participant may receive the corresponding cash value of the securities in lieu of the in-kind securities value representing one or more Fund Securities.
Cash Redemption. Full or partial cash redemptions of Creation Units will be effected in essentially the same manner as in-kind redemptions thereof. In the case of full or partial cash redemptions, the Authorized Participant receives the cash equivalent of the Fund Securities it would otherwise receive through an in-kind redemption, plus the same Cash Redemption Amount to be paid to an in-kind redeemer.
Redemption Transaction Fee. A fixed redemption transaction fee, payable to the Funds’ custodian, may be imposed for the transfer and other transaction costs associated with the redemption of Creation Units (“Redemption Order Costs”). The standard fixed redemption transaction fee for each Fund, regardless of the number of Creation Units redeemed in the transaction, can be found in the table below. Each Fund may adjust the redemption transaction fee from time to time. The fixed redemption fee may be waived on certain orders if the applicable Fund’s custodian has determined to waive some or all of the Redemption Order Costs associated with the order or another party, such as the Adviser, has agreed to pay such fee.
In addition, a variable fee, payable to the Funds, of up to the maximum percentage listed in the table below of the value of the Creation Units subject to the transaction may be imposed for cash redemptions, non-standard orders, or partial cash redemptions (when cash redemptions are available) of Creation Units. The variable charge is primarily designed to cover additional costs (e.g., brokerage, taxes) involved with selling portfolio securities to satisfy a cash redemption. Each Fund may determine to not charge a variable fee on certain orders when the Adviser has determined that doing so is in the best interests of Fund shareholders, e.g., for redemption orders that facilitate changes to the Funds’ portfolio in a more tax efficient manner than could be achieved without such order.

Fund	Fixed Redemption Transaction Fee	Maximum Variable Transaction Fee
Strategy A ETF	$300	2%
Strategy B ETF	$300	2%
RSMV Strategy ETF	$300	2%
Investors who use the services of a broker or other such intermediary may be charged a fee for such services. Investors are responsible for the fixed costs of transferring the Fund Securities from the Trust to their account or on their order.
Procedures for Redemption of Creation Units. Orders to redeem Creation Units must be submitted in proper form to the Transfer Agent prior to 4:00 p.m. Eastern Time. In the case of custom redemptions, including redemptions containing cash-in-lieu, the
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redemption must be received by the Distributor no later than 3:00 p.m. Eastern Time for the applicable fund. A redemption request is considered to be in “proper form” if (i) an Authorized Participant has transferred or caused to be transferred to the Trust’s Transfer Agent the Creation Unit(s) being redeemed through the book-entry system of DTC so as to be effective by the time as set forth in the Participant Agreement and (ii) a request in form satisfactory to the Trust is received by the Transfer Agent from the Authorized Participant on behalf of itself or another redeeming investor within the time periods specified in the Participant Agreement. If the Transfer Agent does not receive the investor’s Shares through DTC’s facilities by the times and pursuant to the other terms and conditions set forth in the Participant Agreement, the redemption request shall be rejected.
The Authorized Participant must transmit the request for redemption, in the form required by the Trust, to the Transfer Agent in accordance with procedures set forth in the Authorized Participant Agreement. Investors should be aware that their particular broker may not have executed an Authorized Participant Agreement, and that, therefore, requests to redeem Creation Units may have to be placed by the investor’s broker through an Authorized Participant who has executed an Authorized Participant Agreement. Investors making a redemption request should be aware that such request must be in the form specified by such Authorized Participant. Investors making a request to redeem Creation Units should allow sufficient time to permit proper submission of the request by an Authorized Participant and transfer of the Shares to the Transfer Agent; such investors should allow for the additional time that may be required to effect redemptions through their banks, brokers or other financial intermediaries if such intermediaries are not Authorized Participants.
Additional Redemption Procedures. In connection with taking delivery of Shares of Fund Securities upon redemption of Creation Units, a redeeming shareholder or Authorized Participant acting on behalf of such shareholder must maintain appropriate custody arrangements with a qualified broker-dealer, bank, or other custody providers in each jurisdiction in which any of the Fund Securities are customarily traded, to which account such Fund Securities will be delivered. Deliveries of redemption proceeds generally will be made within one business day of the trade date.
The Trust may, in its discretion and in accordance with the Basket Procedures, exercise its option to redeem such Shares in cash, and the redeeming investor will be required to receive its redemption proceeds in cash. In addition, an investor may request a redemption in cash that a Fund may, in its sole discretion, permit. In either case, the investor will receive a cash payment equal to the NAV of its Shares based on the NAV of Shares of the applicable Fund next determined after the redemption request is received in proper form (minus a redemption transaction fee, if applicable, and additional charge for requested cash redemptions specified above, to offset the Trust’s brokerage and other transaction costs associated with the disposition of Fund Securities). A Fund also may, in its sole discretion, and in accordance with the Basket Procedures, upon request of a shareholder, provide such redeemer a portfolio of securities that differs from the exact composition of the Fund Securities but does not differ in NAV.
Redemptions of Shares for Fund Securities will be subject to compliance with applicable federal and state securities laws and the Funds (whether or not it otherwise permits cash redemptions) reserves the right to redeem Creation Units for cash to the extent that the Trust could not lawfully deliver specific Fund Securities upon redemptions or could not do so without first registering the Fund Securities under such laws. An Authorized Participant or an investor for which it is acting subject to a legal restriction with respect to a particular security included in the Fund Securities applicable to the redemption of Creation Units may be paid an equivalent amount of cash. The Authorized Participant may request the redeeming investor of the Shares to enter into agreements with respect to such matters as compensating cash payment. Further, an Authorized Participant that is not a “qualified institutional buyer,” (“QIB”) as such term is defined under Rule 144A of the Securities Act, will not be able to receive Fund Securities that are restricted securities eligible for resale under Rule 144A. An Authorized Participant may be required by the Trust to provide a written confirmation with respect to QIB status to receive Fund Securities.
Because the portfolio securities of the Funds may trade on other exchanges on days that the Exchange is closed or are otherwise not Business Days for such Fund, shareholders may not be able to redeem their Shares, or to purchase or sell Shares on the Exchange, on days when the NAV of the applicable Fund could be significantly affecting by events in the relevant foreign markets.
The right of redemption may be suspended or the date of payment postponed with respect to a Fund (1) for any period during which the Exchange is closed (other than customary weekend and holiday closings); (2) for any period during which trading on the Exchange is suspended or restricted; (3) for any period during which an emergency exists as a result of which disposal of the Shares of the applicable Fund or determination of the NAV of the Shares is not reasonably practicable; or (4) in such other circumstance as is permitted by the SEC.
DETERMINATION OF NET ASSET VALUE
NAV per Share for a Fund is computed by dividing the value of the net assets of the applicable Fund (i.e., the value of its total assets less total liabilities) by the total number of Shares outstanding, rounded to the nearest cent. Expenses and fees, including the management fees, are accrued daily and taken into account for purposes of determining NAV. The NAV of each Fund is calculated by Fund Services and determined at the scheduled close of the regular trading session on the NYSE (ordinarily 4:00 p.m., Eastern Time) on each day that the NYSE is open, provided that fixed-income assets may be valued as of the announced closing time for trading in fixed-income instruments on any day that the Securities Industry and Financial Markets Association (“SIFMA”) announces an early closing time.
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In calculating each Fund’s NAV per Share, the Fund’s investments are generally valued using market quotations to the extent such market quotations are readily available. If market quotations are not readily available, or are deemed to be unreliable by the Adviser, a Fund will value such investments at fair value, as determined by the Adviser, for purposes of calculating such Fund’s NAV. Pursuant to Rule 2a-5 under the 1940 Act, the Board has designated the Adviser to perform the fair value determinations for each Fund’s portfolio holdings subject to the Board’s oversight. The Adviser has established procedures for its fair valuation of each Fund’s portfolio investments. These procedures address, among other things, determining when market quotations are not readily available or reliable and the methodologies to be used for determining the fair value of investments, as well as the use and oversight of third-party pricing services for fair valuation. The Adviser’s fair value determinations will be carried out in compliance with Rule 2a-5 and based on fair value methodologies established and applied by the Adviser and periodically tested to ensure such methodologies are appropriate and accurate with respect to a Fund’s portfolio investments. The Adviser’s fair value methodologies may involve obtaining inputs and prices from third-party pricing services.
When fair value pricing is employed, the prices of securities used by the Funds to calculate their NAV may differ from quoted or published prices for the same securities. Due to the subjective and variable nature of fair value pricing, it is possible that the fair value determined for a particular security may be materially different (higher or lower) from the price of the security quoted or published by others, or the value when trading resumes or is realized upon its sale. There may be multiple methods that can be used to value a portfolio investment when market quotations are not readily available. The value established for any portfolio investment at a point in time might differ from what would be produced using a different methodology or if it had been priced using market quotations.
DIVIDENDS AND DISTRIBUTIONS
The following information supplements and should be read in conjunction with the section in the Prospectus entitled “Dividends, Distributions and Taxes.”
General Policies. Dividends from net investment income, if any, are declared and paid at least annually by each Fund. Distributions of net realized securities gains, if any, generally are declared and paid once a year, but a Fund may make distributions on a more frequent basis to improve index tracking for the Fund, where applicable, or to comply with the distribution requirements of the Code, in all events in a manner consistent with the provisions of the 1940 Act.
Dividends and other distributions on Shares are distributed, as described below, on a pro rata basis to Beneficial Owners of such Shares. Dividend payments are made through DTC Participants and Indirect Participants to Beneficial Owners then of record with proceeds received from the Trust.
Each Fund makes additional distributions to the extent necessary (i) to distribute the entire annual taxable income of the applicable Fund, plus any net capital gains and (ii) to avoid imposition of the excise tax imposed by Section 4982 of the Code. Management of the Trust reserves the right to declare special dividends if, in its reasonable discretion, such action is necessary or advisable to preserve a Fund’s eligibility for treatment as a RIC or to avoid imposition of income or excise taxes on undistributed income.
Dividend Reinvestment Service. The Trust will not make the DTC book-entry dividend reinvestment service available for use by Beneficial Owners for reinvestment of their cash proceeds, but certain individual broker-dealers may make available the DTC book-entry Dividend Reinvestment Service for use by Beneficial Owners of the Funds through DTC Participants for reinvestment of their dividend distributions. Investors should contact their brokers to ascertain the availability and description of these services. Beneficial Owners should be aware that each broker may require investors to adhere to specific procedures and timetables to participate in the dividend reinvestment service and investors should ascertain from their brokers such necessary details. If this service is available and used, dividend distributions of both income and realized gains will be automatically reinvested in additional whole Shares issued by the Trust of the applicable Fund at NAV per Share. Distributions reinvested in additional Shares will nevertheless be taxable to Beneficial Owners acquiring such additional Shares to the same extent as if such distributions had been received in cash.
FEDERAL INCOME TAXES
The following is only a summary of certain important U.S. federal income tax considerations generally affecting a Fund and its shareholders that supplements the discussion in the Prospectus. No attempt is made to present a comprehensive explanation of the federal, state, local or foreign tax treatment of a Fund or its shareholders, and the discussion here and in the Prospectus is not intended to be a substitute for careful tax planning. In particular, it does not address tax consequences to investors subject to special rules, such as investors who hold Shares through individual retirement accounts (“IRAs”), 401(k) plans, or other tax-advantaged accounts.
The following general discussion of certain U.S. federal income tax consequences is based on provisions of the Code and the regulations issued thereunder as in effect on the date of this SAI. New legislation, as well as administrative changes or court decisions, may significantly change the conclusions expressed herein, and may have a retroactive effect with respect to the transactions contemplated herein.
Unless your investment in Shares is made through a tax-exempt entity or tax-deferred retirement account, such as an IRA, you need to be aware of the possible tax consequences when the Fund makes distributions or you sell Shares.
Shareholders are urged to consult their own tax advisors regarding the application of the provisions of tax law described in this SAI in light of the particular tax situations of the shareholders and regarding specific questions as to federal, state, foreign or local taxes.
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Taxation of the Funds. Each Fund intends to qualify each year to be treated as a separate RIC under Subchapter M of the Code. As such, the Funds should not be subject to federal income taxes on their net investment income and capital gains, if any, to the extent that they timely distribute such income and capital gains to their shareholders. To qualify for treatment as a RIC, a Fund must distribute annually to its shareholders at least the sum of 90% of its net investment income (generally including dividends, taxable interest, and the excess of net short-term capital gains over net long-term capital losses, less operating expenses) and at least 90% of its net tax-exempt interest income, if any (the “Distribution Requirement”) and must meet several additional requirements. Among these requirements are the following: (i) at least the sum of 90% of a Fund’s gross income each taxable year must be derived from dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income derived with respect to its business of investing in such stock, securities or foreign currencies and net income derived from interests in qualified publicly traded partnerships (the “Qualifying Income Requirement”); and (ii) at the end of each quarter of such Fund’s taxable year, such Fund’s assets must be diversified so that (a) at least 50% of the value of the Fund’s total assets is represented by cash and cash items, U.S. government securities, securities of other RICs, and other securities, with such other securities limited, in respect to any one issuer, to an amount not greater in value than 5% of the value of the Fund’s total assets and to not more than 10% of the outstanding voting securities of such issuer, including the equity securities of a qualified publicly traded partnership, and (b) not more than 25% of the value of its total assets is invested, including through corporations in which the Fund owns a 20% or more voting stock interest, in the securities (other than U.S. government securities or securities of other RICs) of any one issuer, the securities (other than securities of other RICs) of two or more issuers which such Fund controls and which are engaged in the same, similar, or related trades or businesses, or the securities of one or more qualified publicly traded partnerships (the “Diversification Requirement”).
To the extent a Fund makes investments that may generate income that is not qualifying income, including certain derivatives, the Fund will seek to restrict the resulting income from such investments so that such Fund’s non-qualifying income does not exceed 10% of its gross income.
Although the Funds intend to distribute substantially all of their net investment income and may distribute their capital gains for any taxable year, the Funds will be subject to federal income taxation to the extent any such income or gains are not distributed. Each Fund is treated as a separate corporation for federal income tax purposes. A Fund therefore is considered a separate entity in determining its treatment under the rules for RICs described herein, i.e., losses in one Fund do not offset gains in another fund. The requirements (other than certain organizational requirements) for qualifying RIC status are determined at the Fund level rather than at the Trust level.
If a Fund fails to satisfy the Qualifying Income Requirement or the Diversification Requirement in any taxable year, such Fund may be eligible for relief provisions if the failures are due to reasonable cause and not willful neglect and if a penalty tax is paid with respect to each failure to satisfy the applicable requirements. Additionally, relief is provided for certain de minimis failures of the Diversification Requirement where a Fund corrects the failure within a specified period of time. To be eligible for the relief provisions with respect to a failure to meet the Diversification Requirement, a Fund may be required to dispose of certain assets. If these relief provisions were not available to a Fund and it were to fail to qualify for treatment as a RIC for a taxable year, all of its taxable income would be subject to federal income tax at the regular 21% corporate rate without any deduction for distributions to shareholders, and its distributions (including capital gains distributions) generally would be taxable to the shareholders of the applicable Fund as dividends to the extent of the Fund’s current and accumulated earnings and profits, subject to the dividends received deduction for corporate shareholders and the lower tax rates on qualified dividend income received by non-corporate shareholders, subject to certain limitations. To requalify for treatment as a RIC in a subsequent taxable year, a Fund would be required to satisfy the RIC qualification requirements for that year and to distribute any earnings and profits from any year in which the applicable Fund failed to qualify for tax treatment as a RIC. If a Fund failed to qualify as a RIC for a period greater than two taxable years, it would generally be required to pay a Fund-level tax on certain net built-in gains recognized with respect to certain of its assets upon disposition of such assets within five years of qualifying as a RIC in a subsequent year. The Board reserves the right not to maintain the qualification of a Fund for treatment as a RIC if it determines such course of action to be beneficial to shareholders. If a Fund determines that it will not qualify as a RIC, the applicable Fund will establish procedures to reflect the anticipated tax liability in the Fund’s NAV.
A Fund may elect to treat part or all of any “qualified late year loss” as if it had been incurred in the succeeding taxable year in determining such Fund’s taxable income, net capital gain, net short-term capital gain, and earnings and profits. The effect of this election is to treat any such “qualified late year loss” as if it had been incurred in the succeeding taxable year in characterizing Fund distributions for any calendar year. A “qualified late year loss” generally includes net capital loss, net long-term capital loss, or net short-term capital loss incurred after October 31 of the current taxable year (commonly referred to as “post-October losses”) and certain other late-year losses.
Capital losses in excess of capital gains (“net capital losses”) are not permitted to be deducted against a RIC’s net investment income. Instead, for U.S. federal income tax purposes, potentially subject to certain limitations, a Fund may carry a net capital loss from any taxable year forward indefinitely to offset its capital gains, if any, in years following the year of the loss. To the extent subsequent capital gains are offset by such losses, they will not result in U.S. federal income tax liability to the applicable Fund and may not be distributed as capital gains to its shareholders. Generally, a Fund may not carry forward any losses other than net capital losses. The
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carryover of capital losses may be limited under the general loss limitation rules if a Fund experiences an ownership change as defined in the Code.
As of December 31, 2025, the RSMV Strategy ETF and Strategy A ETF had carryforward losses which will be carried forward indefinitely to offset future realized capital gains as follows:

Fund	Indefinite Short-Term Capital Loss Carryover	Indefinite Long-Term Capital Loss Carryover	Capital Loss Carryover Utilized
Strategy A ETF	41,029	—	—
RSMV Strategy ETF	$6,901,465	$—	$—
A Fund will be subject to a nondeductible 4% federal excise tax on certain undistributed income if it does not distribute to its shareholders in each calendar year an amount at least equal to 98% of its ordinary income for the calendar year plus 98.2% of its capital gain net income for the one-year period ending on October 31 of that year, subject to an increase for any shortfall in the prior year’s distribution. For this purpose, any ordinary income or capital gain net income retained by a Fund and subject to corporate income tax will be considered to have been distributed. The Funds intend to declare and distribute dividends and distributions in the amounts and at the times necessary to avoid the application of the excise tax but can make no assurances that all such tax liability will be eliminated. For example, a Fund may receive delayed or corrected tax reporting statements from its investments that cause such Fund to accrue additional income and gains after such Fund has already made its excise tax distributions for the year. In such a situation, a Fund may incur an excise tax liability resulting from such delayed receipt of such tax information statements. In addition, a Fund may in certain circumstances be required to liquidate Fund investments to make sufficient distributions to avoid federal excise tax liability at a time when the investment adviser might not otherwise have chosen to do so, and liquidation of investments in such circumstances may affect the ability of the Fund to satisfy the requirement for qualification as a RIC.
If a Fund meets the Distribution Requirement but retains some or all of its income or gains, it will be subject to federal income tax to the extent that any such income or gains are not distributed. A Fund may designate certain amounts retained as undistributed net capital gain in a notice to its shareholders, who (i) will be required to include in income for U.S. federal income tax purposes, as long-term capital gain, their proportionate shares of the undistributed amount so designated, (ii) will be entitled to credit their proportionate shares of the income tax paid by the Fund on that undistributed amount against their federal income tax liabilities and to claim refunds to the extent such credits exceed their tax liabilities, and (iii) will be entitled to increase their tax basis, for federal income tax purposes, in their Shares by an amount equal to the excess of the amount of undistributed net capital gain included in their respective income over their respective income tax credits.
Taxation of Shareholders – Distributions. Each Fund intends to distribute annually to its shareholders substantially all of its investment company taxable income (computed without regard to the deduction for dividends paid), its net tax-exempt income, if any, and any net capital gain (net recognized long-term capital gains in excess of net recognized short-term capital losses, taking into account any capital loss carryforwards). The distribution of investment company taxable income (as so computed) and net realized capital gain will be taxable to Fund shareholders regardless of whether the shareholder receives these distributions in cash or reinvests them in additional Shares. Distributions from a Fund’s net capital gain will be taxable to shareholders at long-term capital gains rates, regardless of how long shareholders have held their Shares.
Each Fund (or your broker) will report to shareholders annually the amounts of dividends paid from ordinary income, the amount of distributions of net capital gain, the portion of dividends which may qualify for the dividends received deduction for corporations, and the portion of dividends which may qualify for treatment as qualified dividend income, which, subject to certain limitations and requirements, is taxable to non-corporate shareholders at rates of up to 20%. Distributions from a Fund’s net capital gain will be taxable to shareholders at long-term capital gains rates, regardless of how long shareholders have held their Shares.
Qualified dividend income includes, in general, subject to certain holding period and other requirements, dividend income from taxable domestic corporations and certain foreign corporations. Subject to certain limitations, eligible foreign corporations include those incorporated in possessions of the United States, those incorporated in certain countries with comprehensive tax treaties with the United States, and other foreign corporations if the stock with respect to which the dividends are paid is readily tradable on an established securities market in the United States. Dividends received by a Fund from an underlying fund taxable as a RIC or from a REIT may be treated as qualified dividend income generally only to the extent so reported by such underlying fund or REIT. If 95% or more of a Fund’s gross income (calculated without taking into account net capital gain derived from sales or other dispositions of stock or securities) consists of qualified dividend income, the Fund may report all distributions of such income as qualified dividend income. Each Fund’s investment strategy may significantly limit the amount of dividends eligible to be reported as qualified dividend income.
Fund dividends will not be treated as qualified dividend income if a Fund does not meet holding period and other requirements with respect to dividend paying stocks in its portfolio, and the shareholder does not meet holding period and other requirements with respect to the Shares on which the dividends were paid. Distributions by a Fund of its net short-term capital gains will be taxable as ordinary income. Distributions from a Fund’s net capital gain will be taxable to shareholders at long-term capital gains rates, regardless of how long shareholders have held their Shares. Distributions may be subject to state and local taxes.
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In the case of corporate shareholders, certain dividends received by a Fund from U.S. corporations (generally, dividends received by the Fund in respect of any share of stock (1) with a tax holding period of at least 46 days during the 91-day period beginning on the date that is 45 days before the date on which the stock becomes ex-dividend as to that dividend and (2) that is held in an unleveraged position) and distributed and appropriately so reported by the Fund may be eligible for the 50% dividends received deduction. Certain preferred stock must have a holding period of at least 91 days during the 181-day period beginning on the date that is 90 days before the date on which the stock becomes ex-dividend as to that dividend to be eligible. Capital gain dividends distributed to a Fund from other RICs, and dividends distributed to a Fund from REITs are generally not eligible for the dividends received deduction. To qualify for the deduction, corporate shareholders must meet the minimum holding period requirement stated above with respect to their Shares, taking into account any holding period reductions from certain hedging or other transactions or positions that diminish their risk of loss with respect to their Shares, and, if they borrow to acquire or otherwise incur debt attributable to Shares, they may be denied a portion of the dividends received deduction with respect to those Shares. Each Fund’s investment strategy may significantly limit its ability to distribute dividends eligible for the dividends received deduction for corporate shareholders.
A RIC that receives business interest income may pass through its net business interest income for purposes of the tax rules applicable to the interest expense limitations under Section 163(j) of the Code. A RIC’s total “Section 163(j) Interest Dividend” for a tax year is limited to the excess of the RIC’s business interest income over the sum of its business interest expense and its other deductions properly allocable to its business interest income. A RIC may, in its discretion, designate all or a portion of ordinary dividends as Section 163(j) Interest Dividends, which would allow the recipient shareholder to treat the designated portion of such dividends as interest income for purposes of determining such shareholder’s interest expense deduction limitation under Section 163(j) of the Code. This can potentially increase the amount of a shareholder’s interest expense deductible under Section 163(j) of the Code. In general, to be eligible to treat a Section 163(j) Interest Dividend as interest income, you must have held your shares in a Fund for more than 180 days during the 361-day period beginning on the date that is 180 days before the date on which the share becomes ex-dividend with respect to such dividend. Section 163(j) Interest Dividends, if so designated by a Fund, will be reported to your financial intermediary or otherwise in accordance with the requirements specified by the IRS.
Although dividends generally will be treated as distributed when paid, any dividend declared by a Fund in October, November or December and payable to shareholders of record in such a month that is paid during the following January will be treated for U.S. federal income tax purposes as received by shareholders on December 31 of the calendar year in which it was declared.
Shareholders who have not held Shares for a full year should be aware that a Fund may report and distribute, as ordinary dividends or capital gain dividends, a percentage of income that is not equal to the percentage of a Fund’s ordinary income or net capital gain, respectively, actually earned during the applicable shareholder’s period of investment in the Fund. A taxable shareholder should note that if it purchases shares just before a distribution, the purchase price would reflect the amount of the upcoming distribution. In this case, the shareholder would be taxed on the entire amount of the distribution received, even though, as an economic matter, the distribution simply constitutes a return of its investment. This is known as “buying a dividend” and should generally be avoided by taxable investors.
To the extent that a Fund makes a distribution of income received by such Fund in lieu of dividends (a “substitute payment”) with respect to securities on loan pursuant to a securities lending transaction, such income will not constitute qualified dividend income to individual shareholders and will not be eligible for the dividends received deduction for corporate shareholders.
If a Fund’s distributions exceed its current and accumulated earnings and profits for the taxable year (as calculated for federal income tax purposes), all or a portion of the distributions made for the taxable year may be recharacterized as a return of capital to shareholders. A return of capital distribution will generally not be taxable but will reduce each shareholder’s cost basis in a Fund and result in a higher capital gain or lower capital loss when the Shares on which the distribution was received are sold. After a shareholder’s basis in the Shares has been reduced to zero, distributions in excess of earnings and profits will be treated as gain from the sale of the shareholder’s Shares.
Taxation of Shareholders – Sale or Exchange of Shares. A sale or exchange of Shares may give rise to a gain or loss. Assuming a shareholder holds Shares as capital assets, any gain or loss realized upon a taxable disposition of Shares will be treated as long-term capital gain or loss if Shares have been held for more than 12 months. Otherwise, the gain or loss on the taxable disposition of Shares will generally be treated as short-term capital gain or loss. Any loss realized upon a taxable disposition of Shares held for six months or less will be treated as long-term capital loss, rather than short-term capital loss, to the extent of any amounts treated as distributions to the shareholder of long-term capital gain (including any amounts credited to the shareholder as undistributed capital gains). All or a portion of any loss realized upon a taxable disposition of Shares may be disallowed if substantially identical Shares of a Fund are acquired (through the reinvestment of dividends or otherwise) within a 61-day period beginning 30 days before and ending 30 days after the disposition. In such a case, the basis of the newly acquired Shares will be adjusted to reflect the disallowed loss.
The cost basis of Shares acquired by purchase will generally be based on the amount paid for Shares and then may be subsequently adjusted for other applicable transactions as required by the Code. The difference between the selling price and the cost basis of Shares generally determines the amount of the capital gain or loss realized on the sale or exchange of Shares. Contact the broker through whom you purchased your Shares to obtain information with respect to the available cost basis reporting methods and elections for your account.
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An Authorized Participant who exchanges securities for Creation Units generally will recognize a gain or a loss. The gain or loss will be equal to the difference between the market value of the Creation Units at the time and the sum of the exchanger’s aggregate basis in the securities surrendered plus the amount of cash paid for such Creation Units. The ability of Authorized Participants to receive a full or partial cash redemption of Creation Units of a Fund may limit the tax efficiency of the Fund. An Authorized Participant who redeems Creation Units will generally recognize a gain or loss equal to the difference between the exchanger’s basis in the Creation Units and the sum of the aggregate market value of any securities received plus the amount of any cash received for such Creation Units. The IRS, however, may assert that a loss realized upon an exchange of securities for Creation Units cannot currently be deducted, under the rules governing “wash sales” (for a person who does not mark-to-market its portfolio) or, on the basis that there has been no significant change in economic position.
The Trust, on behalf of the Funds, has the right to reject an order for Creation Units if the purchaser (or a group of purchasers) would, upon obtaining the Creation Units so ordered, own 80% or more of the outstanding Shares and if, pursuant to Section 351 of the Code, a Fund would have a basis in the deposit securities different from the market value of such securities on the date of deposit. The Trust also has the right to require the provision of information necessary to determine beneficial Share ownership for purposes of the 80% determination. If a Fund does issue Creation Units to a purchaser (or a group of purchasers) that would, upon obtaining the Creation Units so ordered, own 80% or more of the outstanding Shares, the purchaser (or a group of purchasers) will not recognize gain or loss upon the exchange of securities for Creation Units.
Authorized Participants purchasing or redeeming Creation Units should consult their own tax advisors with respect to the tax treatment of any creation or redemption transaction and whether the wash sales rule applies and when a loss may be deductible.
Taxation of Shareholders – Net Investment Income Tax. U.S. individuals with adjusted gross income (subject to certain adjustments) exceeding certain threshold amounts ($250,000 if married filing jointly or if considered a “surviving spouse” for federal income tax purposes, $125,000 if married filing separately, and $200,000 in other cases) are subject to a 3.8% tax on all or a portion of their “net investment income,” which includes taxable interest, dividends, and certain capital gains (generally including capital gain distributions and capital gains realized on the sale of Shares). This 3.8% tax also applies to all or a portion of the undistributed net investment income of certain shareholders that are estates and trusts.
Foreign Investments. Dividends and interest received by a Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Tax treaties between certain countries and the United States may reduce or eliminate such taxes. Each Fund does not expect to satisfy the requirements for passing through to its shareholders any share of foreign taxes paid by the Fund, with the result that shareholders will not include such taxes in their gross incomes and will not be entitled to a tax deduction or credit for such taxes on their own tax returns.
If more than 50% of the value of a Fund’s assets at the close of any taxable year consists of stock or securities of foreign corporations, which for this purpose may include obligations of foreign governmental issuers, the Fund may elect, for U.S. federal income tax purposes, to treat any foreign income or withholding taxes paid by the Fund as paid by its shareholders. For any year that a Fund is eligible for and makes such an election, each shareholder of the Fund will be required to include in income an amount equal to his or her allocable share of qualified foreign income taxes paid by the Fund, and shareholders will be entitled, subject to certain holding period requirements and other limitations, to credit their portions of these amounts against their U.S. federal income tax due, if any, or to deduct their portions from their U.S. taxable income, if any. No deductions for foreign taxes paid by a Fund may be claimed, however, by non-corporate shareholders who do not itemize deductions. No deduction for such taxes will be permitted to individuals in computing their alternative minimum tax liability. Shareholders that are not subject to U.S. federal income tax, and those who invest in a Fund through tax-advantaged accounts (including those who invest through IRAs or other tax-advantaged retirement plans), generally will receive no benefit from any tax credit or deduction passed through by the Fund. Foreign taxes paid by a Fund will reduce the return from the Fund’s investments. If a Fund makes the election, the Fund’s shareholders will be notified annually by the Fund (or their broker) of the respective amounts per share of the Fund’s income from sources within, and taxes paid to, foreign countries and U.S. possessions. If a Fund does not hold sufficient foreign securities to meet the above threshold, then shareholders will not be entitled to claim a credit or further deduction with respect to foreign taxes paid by the Fund.
Foreign tax credits, if any, received by a Fund as a result of an investment in another RIC (including an underlying fund which is taxable as a RIC) will not be passed through to you unless the Fund qualifies as a “qualified fund of funds” under the Code. If a Fund is a “qualified fund of funds” it will be eligible to file an election with the IRS that will enable the Fund to pass along these foreign tax credits to its shareholders. A Fund will be treated as a “qualified fund of funds” under the Code if at least 50% of the value of such Fund’s total assets (at the close of each quarter of the Fund’s taxable year) is represented by interests in other RICs.
To the extent a Fund invests in an underlying fund that indicates that such underlying fund intends to satisfy the tax requirements to be treated as a RIC under the Code, the Fund may be able to receive the benefits of a “qualified fund of funds” as described above. If, however, an underlying fund loses its status as a RIC under the Code, a Fund would no longer be permitted to count its investment in such underlying fund for purposes of satisfying the requirements to be a “qualified fund of funds.” In addition, an underlying fund that loses its status as a RIC would be treated as a regular corporation subject to entity level taxation prior to making any distributions to a Fund which would affect the amount, timing and character of such income distributed by an underlying fund to the Fund.
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If a Fund holds shares in a “passive foreign investment company” (“PFIC”), it may be subject to U.S. federal income tax on a portion of any “excess distribution” or gain from the disposition of such shares even if such income is distributed as a taxable dividend by the Fund to its shareholders. Additional charges in the nature of interest may be imposed on a Fund in respect of deferred taxes arising from such distributions or gains.
Each Fund may be eligible to treat a PFIC as a “qualified electing fund” (“QEF”) under the Code in which case, in lieu of the foregoing requirements, the Fund will be required to include in income each year a portion of the ordinary earnings and net capital gains of the QEF, even if not distributed to the Fund, and such amounts will be subject to the 90% and excise tax distribution requirements described above. In order to make this election, a Fund would be required to obtain certain annual information from the PFICs in which it invests, which may be difficult or impossible to obtain. Alternatively, a Fund may make a mark-to-market election that will result in such Fund being treated as if it had sold and repurchased its PFIC stock at the end of each year. In such case, a Fund would report any gains resulting from such deemed sales as ordinary income and would deduct any losses resulting from such deemed sales as ordinary losses to the extent of previously recognized gains. The election must be made separately for each PFIC owned by a Fund and, once made, is effective for all subsequent taxable years, unless revoked with the consent of the IRS. By making the election, a Fund could potentially ameliorate the adverse tax consequences with respect to its ownership of shares in a PFIC, but in any particular year may be required to recognize income in excess of the distributions it receives from PFICs and its proceeds from dispositions of PFIC stock. A Fund may have to distribute this excess income to satisfy the 90% distribution requirement and to avoid imposition of the 4% excise tax. In order to distribute this income and avoid a tax at the fund level, a Fund might be required to liquidate portfolio securities that it might otherwise have continued to hold, potentially resulting in additional taxable gain or loss. Each Fund intends to make the appropriate tax elections, if possible, and take any additional steps that are necessary to mitigate the effect of these rules. Amounts included in income each year by a Fund arising from a QEF election, will be “qualifying income” under the Qualifying Income Requirement (as described above) even if not distributed to such Fund, if such Fund derives such income from its business of investing in stock, securities or currencies.
Under Section 988 of the Code, gains or losses attributable to fluctuations in exchange rates which occur between the time a Fund accrues income or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such income or receivables or pays such expenses or liabilities generally are treated as ordinary income or loss. Similarly, on disposition of debt securities denominated in a foreign currency and on disposition of certain other financial instruments (such as forward currency contracts and currency swaps), gains or losses attributable to fluctuations in the value of the foreign currency between the date of acquisition of the security or contract and the date of settlement or disposition are also treated as ordinary gain or loss. The gains and losses may increase or decrease the amount of a Fund’s income to be distributed to its shareholders as ordinary income. A Fund may elect out of the application of Section 988 of the Code with respect to the tax treatment of each of its foreign currency forward contracts to the extent that (i) such contract is a capital asset in the hands of the Fund and is not part of a straddle transaction and (ii) the Fund makes an election by the close of the day the contract is entered into to treat the gain or loss attributable to such contract as capital gain or loss.
The U.S. Treasury Department has authority to issue regulations that would exclude foreign currency gains from the Qualifying Income Requirement described above if such gains are not directly related to a Fund’s business of investing in stock or securities (or options and futures with respect to stock or securities). Accordingly, regulations may be issued in the future that could treat some or all of a Fund’s non-U.S. currency gains as non-qualifying income, thereby potentially jeopardizing the Fund’s status as a RIC for all years to which the regulations are applicable.
Tax Treatment of Complex Securities. Certain of a Fund’s investments may be subject to complex provisions of the Code (including provisions relating to hedging transactions, straddles, integrated transactions, foreign currency contracts, forward foreign currency contracts, and notional principal contracts) that, among other things, may affect a Fund’s ability to qualify as a RIC, may affect the character of gains and losses realized by the applicable Fund (e.g., may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the applicable Fund and defer losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. These provisions also may require a Fund to mark-to-market certain types of positions in its portfolio (i.e., treat them as if they were closed out) which may cause a Fund to recognize income without the applicable Fund receiving cash with which to make distributions in amounts sufficient to enable the applicable Fund to satisfy the RIC distribution requirements for avoiding income and excise taxes. Each Fund intends to monitor its transactions, intends to make appropriate tax elections, and intends to make appropriate entries in its books and records to mitigate the effect of these rules and preserve the applicable Fund’s qualification for treatment as a RIC.
Certain of a Fund’s investments may not produce qualifying income to the Fund. To the extent a Fund invests in such investments, the Fund will seek to restrict its income from such instruments that do not generate qualifying income to a maximum of 10% of its gross income (when combined with its other investments that produce non-qualifying income).
A Fund is required for federal income tax purposes to mark-to-market and recognize as income for each taxable year its net unrealized gains and losses on certain futures and options contracts subject to section 1256 of the Code (“Section 1256 Contracts”) as of the end of the year as well as those actually realized during the year. Gain or loss from Section 1256 Contracts on broad-based indexes required to be marked to market will be 60% long-term and 40% short-term capital gain or loss. Application of this rule may alter the timing and character of distributions to shareholders. A Fund may be required to defer the recognition of losses on Section 1256
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Contracts to the extent of any unrecognized gains on offsetting positions held by the applicable Fund. These provisions also may require a Fund to mark-to-market certain types of positions in its portfolio (i.e., treat them as if they were closed out), which may cause the applicable Fund to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the Distribution Requirement and for avoiding the excise tax discussed above. Accordingly, to avoid certain income and excise taxes, a Fund may be required to liquidate its investments at a time when the investment adviser might not otherwise have chosen to do so.
Any market discount recognized on a bond is taxable as ordinary income. A market discount bond is a bond acquired in the secondary market at a price below redemption value or adjusted issue price if issued with original issue discount. Absent an election by a Fund to include the market discount in income as it accrues, gain on such Fund’s disposition of such an obligation will be treated as ordinary income rather than capital gain to the extent of the accrued market discount.
A Fund may invest in inflation-linked debt securities. Any increase in the principal amount of an inflation-linked debt security will be original interest discount, which is taxable as ordinary income and is required to be distributed, even though a Fund will not receive the principal, including any increase thereto, until maturity. As noted above, if a Fund invests in such securities it may be required to liquidate other investments, including at times when it is not advantageous to do so, in order to satisfy its distribution requirements and to eliminate any possible taxation at the Fund level.
A Fund may invest in, or hold, debt obligations that are in the lowest rating categories or that are unrated, including debt obligations of issuers not currently paying interest or that are in default. Investments in debt obligations that are at risk of or are in default present special tax issues for a Fund. Federal income tax rules are not entirely clear about issues such as when a Fund may cease to accrue interest, original issue discount or market discount, when and to what extent deductions may be taken for bad debts or worthless securities, how payments received on obligations in default should be allocated between principal and interest and whether certain exchanges of debt obligations in a workout context are taxable. These and other issues will be addressed by a Fund, in the event it invests in or holds such securities, in order to seek to ensure that it distributes sufficient income to preserve its status as a RIC and does not become subject to U.S. federal income or excise tax.
A Fund may invest in U.S. REITs. Investments in REIT equity securities may require a Fund to accrue and distribute income not yet received. To generate sufficient cash to make the requisite distributions, a Fund may be required to sell securities in its portfolio (including when it is not advantageous to do so) that it otherwise would have continued to hold. A Fund’s investments in REIT equity securities may at other times result in a Fund’s receipt of cash in excess of the REIT’s earnings; if a Fund distributes these amounts, these distributions could constitute a return of capital to such Fund’s shareholders for federal income tax purposes. Dividends paid by a REIT, other than capital gain distributions, will be taxable as ordinary income up to the amount of the REIT’s current and accumulated earnings and profits. Capital gain dividends paid by a REIT to a Fund will be treated as long-term capital gains by the Fund and, in turn, may be distributed by the Fund to its shareholders as a capital gain distribution. Dividends received by a Fund from a REIT generally will not constitute qualified dividend income or qualify for the dividends received deduction. If a REIT is operated in a manner such that it fails to qualify as a REIT, an investment in the REIT would become subject to double taxation, meaning the taxable income of the REIT would be subject to federal income tax at the regular corporate rate without any deduction for dividends paid to shareholders and the dividends would be taxable to shareholders as ordinary income (or possibly as qualified dividend income) to the extent of the REIT’s current and accumulated earnings and profits.
U.S. REITs in which a Fund invests often do not provide complete and final tax information to the Fund until after the time that the Fund issues a tax reporting statement. As a result, a Fund may at times find it necessary to reclassify the amount and character of its distributions to you after it issues your tax reporting statement. When such reclassification is necessary, a Fund (or its administrative agent) will send you a corrected, final Form 1099-DIV to reflect the reclassified information. If you receive a corrected Form 1099-DIV, use the information on this corrected form, and not the information on the previously issued tax reporting statement, in completing your tax returns.
“Qualified REIT dividends” (i.e., ordinary REIT dividends other than capital gain dividends and portions of REIT dividends designated as qualified dividend income eligible for capital gain tax rates) are eligible for a 20% deduction by non-corporate taxpayers. This deduction, if allowed in full, equates to a maximum effective tax rate of 29.6% (37% top rate applied to income after 20% deduction). Distributions by a Fund to its shareholders that are attributable to qualified REIT dividends received by the Fund and which the Fund properly reports as “Section 199A Dividends,” are treated as “qualified REIT dividends” in the hands of non-corporate shareholders. A Section 199A Dividend is treated as a qualified REIT dividend only if the shareholder receiving such dividend holds the dividend-paying RIC shares for at least 46 days of the 91-day period beginning 45 days before the shares become ex-dividend, and is not under an obligation to make related payments with respect to a position in substantially similar or related property. A Fund is permitted to report such part of its dividends as Section 199A Dividends as are eligible but is not required to do so.
Backup Withholding. Each Fund will be required in certain cases to withhold (as “backup withholding”) on amounts payable to any shareholder who (1) fails to provide a correct taxpayer identification number certified under penalty of perjury; (2) is subject to backup withholding by the IRS for failure to properly report all payments of interest or dividends; (3) fails to provide a certified statement that he or she is not subject to “backup withholding”; or (4) fails to provide a certified statement that he or she is a U.S. person (including a U.S. resident alien). The backup withholding rate is currently 24%. Backup withholding is not an additional tax and any amounts
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withheld may be credited against the shareholder’s ultimate U.S. tax liability. Backup withholding will not be applied to payments that have been subject to the 30% withholding tax on shareholders who are neither citizens nor permanent residents of the U.S.
Non-U.S. Shareholders. Any non-U.S. investors in a Fund may be subject to U.S. withholding and estate tax and are encouraged to consult their tax advisors prior to investing in the Fund. Foreign shareholders (i.e., nonresident alien individuals and foreign corporations, partnerships, trusts and estates) are generally subject to U.S. withholding tax at the rate of 30% (or a lower tax treaty rate) on distributions derived from taxable ordinary income. Each Fund may, under certain circumstances, report all or a portion of a dividend as an “interest-related dividend” or a “short-term capital gain dividend,” which would generally be exempt from this 30% U.S. withholding tax, provided certain other requirements are met. Short-term capital gain dividends received by a nonresident alien individual who is present in the U.S. for a period or periods aggregating 183 days or more during the taxable year are not exempt from this 30% withholding tax. Gains realized by foreign shareholders from the sale or other disposition of Shares of a Fund generally are not subject to U.S. taxation, unless the recipient is an individual who is physically present in the U.S. for 183 days or more per year. Foreign shareholders who fail to provide an applicable IRS form may be subject to backup withholding on certain payments from a Fund. Backup withholding will not be applied to payments that are subject to the 30% (or lower applicable treaty rate) withholding tax described in this paragraph. Different tax consequences may result if the foreign shareholder is engaged in a trade or business within the United States. In addition, the tax consequences to a foreign shareholder entitled to claim the benefits of a tax treaty may be different than those described above.
Under legislation generally known as “FATCA” (the Foreign Account Tax Compliance Act), a Fund is required to withhold 30% of certain ordinary dividends it pays to shareholders that fail to meet prescribed information reporting or certification requirements. In general, no such withholding will be required with respect to a U.S. person or non-U.S. person that timely provides the certifications required by a Fund or its agent on a valid IRS Form W-9 or applicable series of IRS Form W-8, respectively. Shareholders potentially subject to withholding include foreign financial institutions (“FFIs”), such as non-U.S. investment funds, and non-financial foreign entities (“NFFEs”). To avoid withholding under FATCA, an FFI generally must enter into an information sharing agreement with the IRS in which it agrees to report certain identifying information (including name, address, and taxpayer identification number) with respect to its U.S. account holders (which, in the case of an entity shareholder, may include its direct and indirect U.S. owners), and an NFFE generally must identify and provide other required information to a Fund or other withholding agent regarding its U.S. owners, if any. Such non-U.S. shareholders also may fall into certain exempt, excepted or deemed compliant categories as established by regulations and other guidance. A non-U.S. shareholder resident or doing business in a country that has entered into an intergovernmental agreement with the United States to implement FATCA will be exempt from FATCA withholding provided that the shareholder and the applicable foreign government comply with the terms of the agreement.
A non-U.S. entity that invests in a Fund will need to provide the fund with documentation properly certifying the entity’s status under FATCA in order to avoid FATCA withholding. Non-U.S. investors in the Funds should consult their tax advisors in this regard.
Tax-Exempt Shareholders. Certain tax-exempt shareholders, including qualified pension plans, IRAs, salary deferral arrangements, 401(k) plans, and other tax-exempt entities, generally are exempt from federal income taxation except with respect to their unrelated business taxable income (“UBTI”). Tax-exempt entities are not permitted to offset losses from one unrelated trade or business against the income or gain of another unrelated trade or business. Certain net losses incurred prior to January 1, 2018 are permitted to offset gain and income created by an unrelated trade or business, if otherwise available. Under current law, each Fund generally serves to block UBTI from being realized by its tax-exempt shareholders with respect to their shares of Fund income. However, notwithstanding the foregoing, tax-exempt shareholders could realize UBTI by virtue of their investment in a Fund if, for example, (i) the Fund invests in residual interests of Real Estate Mortgage Investment Conduits (“REMICs”), (ii) the Fund invests in a REIT that is a taxable mortgage pool (“TMP”) or that has a subsidiary that is a TMP or that invests in the residual interest of a REMIC, or (iii) Shares constitute debt-financed property in the hands of the tax-exempt shareholders within the meaning of section 514(b) of the Code. Charitable remainder trusts are subject to special rules and should consult their tax advisors. The IRS has issued guidance with respect to these issues and prospective shareholders, especially charitable remainder trusts, are strongly encouraged to consult with their tax advisors regarding these issues.
A Fund’s shares held in a tax-qualified retirement account will generally not be subject to federal taxation on income and capital gains distributions from the Fund until a shareholder begins receiving payments from their retirement account.
Certain Potential Tax Reporting Requirements. Under U.S. Treasury regulations, if a shareholder recognizes a loss on disposition of Shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder (or certain greater amounts over a combination of years), the shareholder must file with the IRS a disclosure statement on IRS Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a RIC are not excepted. Significant penalties may be imposed for the failure to comply with the reporting requirements. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.
Other Issues. In those states which have income tax laws, the tax treatment of a Fund and of Fund shareholders with respect to distributions by such Fund may differ from federal tax treatment.
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The foregoing discussion is based on U.S. federal tax laws and regulations which are in effect on the date of this SAI. Such laws and regulations may be changed by legislative or administrative action. Shareholders are advised to consult their tax advisors concerning their specific situations and the application of foreign, federal, state, or local taxes.
FINANCIAL STATEMENTS
Strategy A ETF’s and RSMV Strategy ETF’s most recent Form N-CSR for the fiscal year ended December 31, 2025 is a separate document and the financial statements and accompanying notes appearing therein are incorporated by reference into this SAI. You may request a copy of the Fund’s Form N-CSR at no charge by calling 1-800-617-0004, or through the Fund’s website at www.teucrium.com.
Financial statements included in Form N-CSR will be available after the Strategy B ETF has completed a fiscal year of operations. When available, you may request a copy of each Fund’s Form N-CSR or Annual Report at no charge by calling 1-800-617-0004, or through the Fund’s website at www.teucrium.com.

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APPENDIX A
Teucrium Investment Advisers, LLC

Proxy Voting Policy

Background

Rule 206(4)-6 of the Advisers Act makes it a fraudulent, deceptive, or manipulative act, practice or course of business within the meaning of section 206(4) of the Act for an investment adviser to exercise voting authority with respect to client securities, unless (i) the adviser has adopted and implemented written policies and procedures that are reasonably designed to ensure that the adviser votes proxies in the best interest of its clients, (ii) the adviser describes its proxy voting procedures to its clients and provides copies on request, and (iii) the adviser discloses to clients how they may obtain information on how the adviser voted their proxies.

Policy

Teucrium has the authority to vote proxies with respect to securities in the Funds and will cast proxy votes in a manner that is consistent with the best interests of the Fund’s shareholders and designed to maximize shareholder value. The Adviser may abstain from voting if it determines that doing so is in the client's best interest or if the vote is deemed immaterial. In general, the Adviser will determine how to vote proxies based on reasonable judgment of the vote most likely to produce favorable financial results for the Funds.

The Funds will generally vote with management recommendations, but all proxies will be evaluated and reviewed for any conflicts of interest and the identification of any say-on-pay votes that must be reported on the Adviser’s N-PX. Any votes against management recommendations will be documented with the rationale of the decision.

Teucrium has engaged Broadridge Proxy Edge to assist with casting votes and recordkeeping. Broadridge will be included in Teucrium’s service provider oversight process and evaluated no less frequently than annually.

Conflicts of Interest

The Adviser will identify and address any conflicts of interest that may arise in the proxy voting process. In cases where a conflict is identified, the Adviser will either disclose the conflict to the client or vote according to a pre-determined policy designed to mitigate the conflict.

Client Requests for Information

Clients may request information regarding how proxies were voted on their behalf. As required, Teucrium will post the Form N-PX on its website and will provide a summary of proxy voting activity upon request and disclose this policy to ETF shareholders as required.

Recordkeeping

Teucrium, in accordance with SEC recordkeeping rules, shall maintain for a period of at least five (5) years from the end of the fiscal year voted: a record of each proxy statement received regarding client securities, records of votes cast on behalf of clients, records of client requests for proxy voting information, a copy of any written response and all documents prepared by Teucrium regarding votes cast in contradiction to the pre-determined benchmark proxy voting guidelines, and all proxy voting policies and procedures and any amendments.

Revised: September 2, 2025
A-1

APPENDIX B
DESCRIPTION OF SECURITIES RATINGS
Short-Term Credit Ratings
An S&P Global Ratings short-term issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). Short-term issue credit ratings are generally assigned to those obligations considered short-term in the relevant market, typically with an original maturity of no more than 365 days. Short-term issue credit ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. The following summarizes the rating categories used by S&P Global Ratings for short-term issues:
“A-1” – A short-term obligation rated “A-1” is rated in the highest category by S&P Global Ratings. The obligor’s capacity to meet its financial commitments on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitments on these obligations is extremely strong.
“A-2” – A short-term obligation rated “A-2” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitments on the obligation is satisfactory.
“A-3” – A short-term obligation rated “A-3” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken an obligor’s capacity to meet its financial commitments on the obligation.
“B” – A short-term obligation rated “B” is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties that could lead to the obligor’s inadequate capacity to meet its financial commitments.
“C” – A short-term obligation rated “C” is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation.
“D” – A short-term obligation rated “D” is in default or in breach of an imputed promise. For non-hybrid capital instruments, the “D” rating category is used when payments on an obligation are not made on the date due, unless S&P Global Ratings believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. A rating on an obligation is lowered to “D” if it is subject to a distressed debt restructuring.
“NR” – This indicates that a rating has not been assigned or is no longer assigned.
Local Currency and Foreign Currency Ratings – S&P Global Ratings’ issuer credit ratings make a distinction between foreign currency ratings and local currency ratings. A foreign currency rating on an issuer can differ from the local currency rating on it when the obligor has a different capacity to meet its obligations denominated in its local currency versus obligations denominated in a foreign currency.
Moody’s Investors Service (“Moody’s”) short-term ratings are forward-looking opinions of the relative credit risks of financial obligations s issued by non-financial corporates, financial institutions, structured finance vehicles, project finance vehicles, and public sector entities. Short-term ratings are assigned to obligations with an original maturity of thirteen months or less and reflect both on the likelihood of a default or impairment on contractual financial obligations and the expected financial loss suffered in the event of default or impairment.
The following summarizes the ratings categories used by Moody’s for short-term issues:
“P-1” – Ratings of Prime-1 reflect a superior ability to repay short-term obligations.
“P-2” – Ratings of Prime-2 reflect a strong ability to repay short-term obligations.
“P-3” – Ratings of Prime-3 reflect an acceptable ability to repay short-term obligations.
“NP” – Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.
Fitch, Inc. / Fitch Ratings Ltd. (“Fitch”) short-term issuer or obligation ratings are based in all cases on the short-term vulnerability to default of the rated entity and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-term deposit ratings may be adjusted for loss severity. Short-term ratings are assigned to obligations whose initial maturity is viewed as “short-term” based on market convention (a long-term rating can also be used to rate an issue with short maturity). Typically, this means a timeframe of up to 13 months for corporate, sovereign, and structured obligations, and up to 36 months for obligations in U.S. public finance markets. The following summarizes the rating categories used by Fitch for short-term obligations:
B-1

“F1” – Highest short-term credit quality. Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added ‘+’ to denote any exceptionally strong credit feature.
“F2” – Good short-term credit quality. Good intrinsic capacity for timely payment of financial commitments.
“F3” – Fair short-term credit quality. The intrinsic capacity for timely payment of financial commitments is adequate.
“B” – Speculative short-term credit quality. Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.
“C” – High short-term default risk. Default is a real possibility.
“RD” – Restricted Default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Typically applicable to entity ratings only.
“D” – Default. Indicates a broad-based default event for an entity, or the default of a short-term obligation.
The DBRS, Inc. (“Morningstar DBRS”) short-term debt rating scale provides an opinion on the risk that an issuer will not meet its short-term financial obligations in a timely manner. Ratings are based on quantitative and qualitative considerations relevant to the issuer and the relative ranking of claims. The R-1 and R-2 rating categories are further denoted by the sub-categories “(high)”, “(middle)”, and “(low)”.
The following summarizes the ratings used by Morningstar DBRS for commercial paper and short-term debt:
“R-1 (high)” - Highest credit quality. The capacity for the payment of short-term financial obligations as they fall due is exceptionally high. Unlikely to be adversely affected by future events.
“R-1 (middle)” – Superior credit quality. The capacity for the payment of short-term financial obligations as they fall due is very high. Differs from “R-1 (high)” by a relatively modest degree. Unlikely to be significantly vulnerable to future events.
“R-1 (low)” – Good credit quality. The capacity for the payment of short-term financial obligations as they fall due is substantial. Overall strength is not as favorable as higher rating categories. May be vulnerable to future events, but qualifying negative factors are considered manageable.
“R-2 (high)” – Upper end of adequate credit quality. The capacity for the payment of short-term financial obligations as they fall due is acceptable. May be vulnerable to future events.
“R-2 (middle)” – Adequate credit quality. The capacity for the payment of short- term financial obligations as they fall due is acceptable. May be vulnerable to future events or may be exposed to other factors that could reduce credit quality.
“R-2 (low)” – Lower end of adequate credit quality. The capacity for the payment of short-term financial obligations as they fall due is acceptable. May be vulnerable to future events. A number of challenges are present that could affect the issuer’s ability to meet such obligations.
“R-3” – Lowest end of adequate credit quality. There is a capacity for the payment of short-term financial obligations as they fall due. May be vulnerable to future events and the certainty of meeting such obligations could be impacted by a variety of developments.
“R-4” – Speculative credit quality. The capacity for the payment of short-term financial obligations as they fall due is uncertain.
“R-5” – Highly speculative credit quality. There is a high level of uncertainty as to the capacity to meet short-term financial obligations as they fall due.
“D” – When the issuer has filed under any applicable bankruptcy, insolvency or winding up statute or there is a failure to satisfy an obligation after the exhaustion of grace periods, a downgrade to “D” may occur. Morningstar DBRS may also use “SD” (Selective Default) in cases where only some securities are impacted, such as the case of a distressed exchange.
Long-Term Credit Ratings
An S&P Global Ratings long-term issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). S&P Global Ratings typically assign a long-term issue credit rating to an obligation with an original maturity of greater than 365 days. The following summarizes the ratings used by S&P Global Ratings for long-term issues:
“AAA” – An obligation rated “AAA” has the highest rating assigned by S&P Global Ratings. The obligor’s capacity to meet its financial commitments on the obligation is extremely strong.
“AA” – An obligation rated “AA” differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitments on the obligation is very strong.
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“A” – An obligation rated “A” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitments on the obligation is still strong.
“BBB” – An obligation rated “BBB” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken the obligor’s capacity to meet its financial commitments on the obligation.
“BB,” “B,” “CCC,” “CC” and “C” – Obligations rated “BB,” “B,” “CCC,” “CC” and “C” are regarded as having significant speculative characteristics. “BB” indicates the least degree of speculation and “C” the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposure to adverse conditions.
“BB” – An obligation rated “BB” is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to the obligor’s inadequate capacity to meet its financial commitments on the obligation.
“B” – An obligation rated “B” is more vulnerable to nonpayment than obligations rated “BB”, but the obligor currently has the capacity to meet its financial commitments on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitments on the obligation.
“CCC” – An obligation rated “CCC” is currently vulnerable to nonpayment and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitments on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitments on the obligation.
“CC” – An obligation rated “CC” is currently highly vulnerable to nonpayment. The “CC” rating is used when a default has not yet occurred, but S&P Global Ratings expects default to be a virtual certainty, regardless of the anticipated time to default.
“C” – An obligation rated “C” is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared with obligations that are rated higher.
“D” – An obligation rated “D” is in default or in breach of an imputed promise. For non-hybrid capital instruments, the “D” rating category is used when payments on an obligation are not made on the date due, unless S&P Global Ratings believes that such payments will be made within the next five business days in the absence of a stated grace period or within the earlier of the stated grace period or the next 30 calendar days. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. A rating on an obligation rating is lowered to “D” if it is subject to a distressed debt restructuring.
Plus (+) or minus (-) – The ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the rating categories.
“NR” – This indicates that a rating has not been assigned or is no longer assigned.
Local Currency and Foreign Currency Ratings - S&P Global Ratings’ issuer credit ratings make a distinction between foreign currency ratings and local currency ratings. A foreign currency rating on an issuer can differ from the local currency rating on it when the obligor has a different capacity to meet its obligations denominated in its local currency versus obligations denominated in a foreign currency.
Moody’s long-term ratings are forward-looking opinions of the relative credit risks issued by non-financial corporates, financial institutions, structured finance vehicles, project finance vehicles, and public sector entities. Long-term ratings are assigned to issuers or obligations with an original maturity of eleven months or more and reflect both on the likelihood of a default or impairment on contractual financial obligations and the expected financial loss suffered in the event of default or impairment. The following summarizes the ratings used by Moody’s for long-term debt:
“Aaa” – Obligations rated “Aaa” are judged to be of the highest quality, subject to the lowest level of credit risk.
“Aa” – Obligations rated “Aa” are judged to be of high quality and are subject to very low credit risk.
“A” – Obligations rated “A” are judged to be upper-medium grade and are subject to low credit risk.
“Baa” – Obligations rated “Baa” are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.
“Ba” – Obligations rated “Ba” are judged to be speculative and are subject to substantial credit risk.
“B” – Obligations rated “B” are considered speculative and are subject to high credit risk.
“Caa” – Obligations rated “Caa” are judged to be speculative of poor standing and are subject to very high credit risk.
“Ca” – Obligations rated “Ca” are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.
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“C” – Obligations rated “C” are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.
Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from “Aa” through “Caa.” The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category. Additionally, a “(hyb)” indicator is appended to all ratings of hybrid securities issued by banks, insurers, finance companies, and securities firms. By their terms, hybrid securities allow for the omission of scheduled dividends, interest, or principal payments, which can potentially result in impairment if such an omission occurs. Hybrid securities may also be subject to contractually allowable write-downs of principal that could result in impairment. Together with the hybrid indicator, the long-term obligation rating assigned to a hybrid security is an expression of the relative credit risk associated with that security.
The following summarizes long-term issuer default ratings used by Fitch:
“AAA” – Highest credit quality. “AAA” ratings denote the lowest expectation of default risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.
“AA” – Very high credit quality. “AA” ratings denote expectations of very low default risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.
“A” – High credit quality. “A” ratings denote expectations of low default risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.
“BBB” – Good credit quality. “BBB” ratings indicate that expectations of default risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.
“BB” – Speculative. “BB” ratings indicate an elevated vulnerability to default risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial alternatives may be available to allow financial commitments.
“B” – Highly speculative. “B” ratings indicate that material default risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is vulnerable to deterioration in the business and economic environment.
“CCC” – Substantial credit risk. “CCC” ratings indicate a very low margin for safety. Default is a real possibility.
“CC” – Very high levels of credit risk. “CC” ratings indicatea default of some kind appears probable..
“C” – Near default. “C” ratings indicate a default or default-like process has begun, or for a closed funding vehicle, payment capacity is irrevocably impaired. Conditions that are indicative of a ‘C’ category rating for an issuer include:
•    The issuer has entered into a grace or cure period following non-payment of a material financial obligation;
•    The formal announcement by the issuer or their agent of a distressed debt exchange (“DDE”); and
•    A closed financing vehicle where payment capacity is irrevocably impaired such that it is not expected to pay interest and/or principal in full during the life of the transaction, but where no payment default is imminent.
“RD” - Restricted default. ‘RD’ ratings indicate an issuer that in Fitch’s opinion has experienced:
•    An uncured payment default or DDE on a bond, loan or other material financial obligation, but
•    Has not entered into bankruptcy filings, administration, receivership, liquidation, or other formal winding-up procedure, and
•    Has not otherwise ceased operating. This would include:
-    The selective payment default on a specific class or currency of debt;
-    The uncured expiry of any applicable original grace period, cure period or default forbearance period following a payment default on a bank loan, capital markets security or other material financial obligation.
“D” – Default. “D” ratings indicate an issuer that in Fitch’s opinion has entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure or that has otherwise ceased business and debt is still outstanding. Default ratings are not assigned prospectively to entities or their obligations; within this context, non-payment on an instrument that contains a deferral feature or grace period will generally not be considered a default until after the expiration of the deferral or grace period, unless a default is otherwise driven by bankruptcy or other similar circumstance, or by a DDE. In all cases, the assignment of a
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default rating reflects the agency’s opinion as to the most appropriate rating category consistent with the rest of its universe of ratings and may differ from the definition of default under the terms of an issuer’s financial obligations or local commercial practice
The Morningstar DBRS long-term rating scale provides an opinion on the risk of default. That is, the risk that an issuer will fail to satisfy its financial obligations in accordance with the terms under which a long-term obligation has been issued. Credit ratings are based on quantitative and qualitative considerations relevant to the issuer, and the relative ranking of claims. All rating categories from AA to CCC contain the subcategories “(high)” and “(low)”. The absence of either a “(high)” or “(low)” designation indicates the credit rating is in the middle of the category. The following summarizes the ratings used by Morningstar DBRS for long-term debt:
“AAA” – Highest credit quality. The capacity for the payment of financial obligations is exceptionally high and unlikely to be adversely affected by future events.
“AA” – Superior credit quality. The capacity for the payment of financial obligations is considered high. Credit quality differs from “AAA” only to a small degree. Unlikely to be significantly vulnerable to future events.
“A” – Good credit quality. The capacity for the payment of financial obligations is substantial, but of lesser credit quality than “AA.” May be vulnerable to future events, but qualifying negative factors are considered manageable.
“BBB” – Adequate credit quality. The capacity for the payment of financial obligations is considered acceptable. May be vulnerable to future events.
“BB” – Speculative, non-investment grade credit quality. The capacity for the payment of financial obligations is uncertain. Vulnerable to future events.
“B” – Highly speculative credit quality. There is a high level of uncertainty as to the capacity to meet financial obligations.
“CCC”, “CC” and “C” – Very highly speculative credit quality. In danger of defaulting on financial obligations. There is little difference between these three categories, although “CC” and “C” ratings categories are normally applied to obligations that are seen as highly likely to default, or subordinated to obligations rated in the “CCC” to “B” range. Obligations in respect of which default has not technically taken place but is considered inevitable may be rated in the “C” category.
“D” – When the issuer has filed under any applicable bankruptcy, insolvency or winding up statute or there is a failure to satisfy an obligation after the exhaustion of grace periods, a downgrade to “D” may occur. Morningstar DBRS may also use “SD” (Selective Default) in cases where only some securities are impacted, such as the case of a distressed exchange.
Municipal Note Ratings
An S&P Global Ratings U.S. municipal note rating reflects S&P Global Ratings’ opinion about the liquidity factors and market access risks unique to the notes. Notes due in three years or less will likely receive a note rating. Notes with an original maturity of more than three years will most likely receive a long-term debt rating. In determining which type of rating, if any, to assign, S&P Global Ratings’ analysis will review the following considerations:
•Amortization schedule - the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and
•Source of payment - the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.
Municipal Short-Term Note rating categories are as follows:
“SP-1” – Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.
“SP-2” – Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.
“SP-3” – Speculative capacity to pay principal and interest.
“D” – ‘D’ is assigned upon failure to pay the note when due, completion of a distressed debt restructuring, or the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions.
Moody’s uses the global short-term Prime rating scale (listed above under Short-Term Credit Ratings) for commercial paper issued by U.S. municipalities and nonprofits. These commercial paper programs may be backed by external letters of credit or liquidity facilities, or by an issuer's self-liquidity.
For other short-term municipal obligations, Moody's uses one of two other short-term rating scales, the Municipal Investment Grade (“MIG”) and Variable Municipal Investment Grade (“VMIG”) scales provided below.
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Moody's uses the MIG scale for U.S. municipal cash flow notes, bond anticipation notes and certain other short-term obligations, which typically mature in three years or less.
“MIG-1” – This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.
“MIG-2” – This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.
“MIG-3” – This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.
“SG” – This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.
In the case of variable rate demand obligations (“VRDOs”), Moody's assigns both a long-term rating and a short-term payment obligation rating. The long-term rating addresses the issuer's ability to meet scheduled principal and interest payments. The short-term payment obligation rating addresses the ability of the issuer or the liquidity provider to meet any purchase price payment obligation resulting from optional tenders (“on demand”) and/or mandatory tenders of the VRDO. The short-term payment obligation rating uses the VMIG scale. Transitions of VMIG ratings with conditional liquidity support differ from transitions of Prime ratings reflecting the risk that external liquidity support will terminate if the issuer’s long-term rating drops below investment grade.
Moody's typically assigns the VMIG rating if the frequency of the payment obligation is less than every three years. If the frequency of the payment obligation is less than three years but the obligation is payable only with remarketing proceeds, the VMIG short-term rating is not assigned and it is denoted as “NR”.
“VMIG-1” – This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections.
“VMIG-2” – This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections.
“VMIG-3” – This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections.
“SG” – This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have a sufficiently strong short-term rating or may lack the structural and/or legal protections.
About Credit Ratings
An S&P Global Ratings issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The opinion reflects S&P Global Ratings’ view of the obligor’s capacity and willingness to meet its financial commitments as they come due, and this opinion may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default.
Moody’s credit ratings assigned on Moody's global long-term and short-term rating scales are forward-looking opinions of the relative credit risks of financial obligations issued by non-financial corporates, financial institutions, structured finance vehicles, project finance vehicles, and public sector entities. Moody’s defines credit risk as the risk that an entity may not meet its contractual financial obligations as they come due and any estimated financial loss in the event of default or impairment. The contractual financial obligations addressed by Moody’s ratings are those that call for, without regard to enforceability, the payment of an ascertainable amount, which may vary based upon standard sources of variation (e.g., floating interest rates), by an ascertainable date. Moody’s rating addresses the issuer’s ability to obtain cash sufficient to service the obligation, and its willingness to pay. Moody’s ratings do not address non-standard sources of variation in the amount of the principal obligation (e.g., equity indexed), absent an express statement to the contrary in a press release accompanying an initial rating.
Fitch’s credit ratings are forward-looking opinions on the relative ability of an entity or obligation to meet financial commitments. Issuer Default Ratings (IDRs) are assigned to corporations, sovereign entities, and financial institutions, such as banks, leasing companies and insurers, and public finance entities (local and regional governments). Issue-level ratings are also assigned and often include an expectation of recovery, which may be notched above or below the issuer-level rating. Issue ratings are assigned to secured and unsecured debt securities, loans, preferred stock and other instruments. Credit ratings are indications of the likelihood of repayment in accordance with the terms of the issuance. In limited cases, Fitch may include additional considerations (i.e., rate to a higher or lower standard than that implied in the obligation's documentation).
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Credit ratings provided by Morningstar DBRS are forward-looking opinions about credit risk which reflect the creditworthiness of an issuer, rated entity, security and/or obligations. Credit ratings are not statements of fact. While historical statistics, performance, and expert opinion (on, e.g., financial statements or legal matters) can be important considerations, credit ratings are not based solely on such; they include subjective considerations and involve expectations for future performance or events that cannot be guaranteed. As such, and to the extent that future events and economic conditions do not match expectations, credit ratings assigned to issuers, entities, securities, and/or obligations can change. Credit ratings are also based on approved and applicable methodologies, which are periodically updated and when material changes are deemed necessary, which may also lead to changes in credit ratings.
Credit ratings typically provide an opinion on the risk that an issuer will fail to satisfy the financial obligations in accordance with the terms under which an obligation was issued. In some cases, credit ratings may also include consideration for the relative ranking of claims and recovery, should default occur. Credit ratings are meant to provide opinions on relative measures of risk and are not based on expectations of any specific default probability, nor are they meant to predict such.
The data and information on which Morningstar DBRS bases its opinions is not audited or verified by Morningstar DBRS, although, Morningstar DBRS conducts a reasonableness review of information received and relied upon in accordance with its Methodologies and policies.
Morningstar DBRS uses rating symbols as a concise method of expressing its opinion to the market. However, as there are credit risk differentials that exist across the credit rating spectrum and given the limited number of rating categories, Morningstar DBRS does not assert that credit ratings in the same category are exactly the same quality.

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GlacierShares Nasdaq Iceland ETF (GLCR)
a series of Listed Funds Trust
Listed on NASDAQ Stock Market, LLC

PROSPECTUS

April 30, 2026

These securities have not been approved or disapproved by the U.S. Securities and Exchange Commission (the “SEC”), nor has the SEC passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

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GLACIERSHARES NASDAQ ICELAND ETF - FUND SUMMARY
Investment Objective
The GlacierShares Nasdaq Iceland ETF (the “Fund”) seeks to track the total return performance, before fees and expenses, of an index composed of equity securities of Icelandic companies and companies related to the Icelandic economy.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund (“Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below.

Shareholder Fees (fees paid directly from your investment)	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.95%
Distribution and/or Service (12b-1) Fees	0.00%
Other Expenses	0.00%
Total Annual Fund Operating Expenses	0.95%
Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The Example does not take into account brokerage commissions that you may pay on your purchases and sales of Shares. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	$97	3 Years	$303	5 Years	$525	10 Years	$1,166
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in the Total Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. For the fiscal period March 26, 2025 (commencement of operations) through December 31, 2025, the Fund’s portfolio turnover rate was 20% of the average value of its portfolio.
Principal Investment Strategies
The Fund employs a “passive management” (or indexing) investment approach designed to track the total return performance, before fees and expenses, of the MarketVector™ Iceland Global Index (the “Index”).
MarketVector™ Iceland Global Index
The Index, which is sub-index of the MarketVector™ Total Global Equity Index, tracks the performance of common stocks (or corresponding American Depositary Receipts (“ADRs”) or Global Depositary Receipts (“GDRs”)) of “local” Icelandic companies and “non-local” companies related to the Icelandic economy. Local Icelandic companies (i) are those companies assigned to the Iceland universe of the MarketVector™ Total Global Equity Index, (ii) have a listing on an exchange in Iceland and derive a significant portion (50% for initial consideration and 25% for continued eligibility after inclusion) of revenues or operating assets from Iceland or a “Nordic Country” (i.e., Denmark and the Faroe Islands, Finland, Greenland, Norway and Sweden), and/or (iii)have a listing on an exchange in Iceland where the listing resulted from a merger with a component that was previously included in the Iceland Universe of the MarketVector™ Total Global Equity Index. A company is eligible to be assigned to the Iceland universe of the MarketVector™ Total Global Equity Index if, at a minimum, it is incorporated in Iceland, its headquarters is in Iceland, or it is primarily listed in Iceland. Non-local companies related to the Icelandic economy (i) are those companies assigned to the universe of Nordic Countries of the MarketVector™ Total Global Equity Index and (ii) derive a significant portion (50% for initial consideration and 25% for continued eligibility after inclusion) of revenues from fishing, hatcheries, aquaculture or seafood processing.
At the time of each quarterly rebalance and reconstitution of the Index, Index constituents must meet investibility requirements, including:
•For securities not currently in the Index:
◦a free-float (i.e., the proportion of shares that are publicly available) of at least 10%;
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◦a market capitalization exceeding $100 million;
◦a three-month average daily trading volume of at least $100,000 as of each of the last three Index component selection dates; and
◦at least 100,000 shares traded per month over the last six months as of each of the last three Index component selection dates.
•For securities already in the Index:
◦a free-float of at least 5%;
◦a market capitalization exceeding $50 million;
◦a three-month average daily trading volume of at least $100,000 as of at least two of the last three Index component selection dates; and
◦at least $100,000 shares traded per month over the last six months as of the current Index component selection date or one of the previous two selection dates.
•For recent initial public offerings, spin-offs and post-merger/acquisition special purpose acquisition companies:
◦a free-float of at least 10%;
◦a market capitalization exceeding $100 million;
◦an average daily trading volume of at least $100,000; and
◦at least 100,000 shares traded per month.
The Index is reconstituted and rebalanced on a quarterly basis in March, June, September and December. As of March 31, 2026, the Index had 31 constituents.
The Fund’s Investment Strategy
The Fund will generally use a “replication” strategy to achieve its investment objective, meaning the Fund generally will invest in all of the component securities of the Index in approximately the same proportions as in the Index. However, the Fund may use a “representative sampling” strategy, meaning it may invest in a sample of the securities in the Index whose risk, return and other characteristics closely resemble the risk, return and other characteristics of the Index as a whole, when the Adviser believes it is in the best interests of the Fund (e.g., when replicating the Index involves practical difficulties or substantial costs, an Index constituent becomes temporarily illiquid, unavailable or less liquid, or as a result of legal restrictions or limitations such as tax diversification requirements that apply to the Fund but not to the Index).
Under normal circumstances, at least 80% of the Fund’s net assets, plus borrowings for investment purposes, will be invested in Icelandic equity securities. For purposes of this policy, the Fund considers only the “local” companies in the Index to be Icelandic equity securities.
To the extent the Index concentrates (i.e., holds more than 25% of its total assets) in the securities of a particular industry or group of related industries, the Fund will concentrate its investments to approximately the same extent as the Index. As of March 31, 2026, the Fund was concentrated in companies in the Banking Industry. The Fund is deemed to be “non-diversified,” which means that it may invest a greater percentage of its assets in the securities of a single issuer or a small number of issuers than if it was a diversified fund.
The Fund may lend its portfolio securities to brokers, dealers and other financial organizations. These loans, if and when made, may not exceed 33 1/3% of the total asset value of the Fund (including the loan collateral). By lending its securities, the Fund may increase its income by receiving payments from the borrower. The Fund rebalances its portfolio in accordance with its Index, and, therefore, any changes to the Index’s rebalance schedule will result in corresponding changes to the Fund’s rebalance schedule.
While the Fund’s exposure to sectors may change over time, as of the date of this Prospectus, the Fund had significant exposure to companies in the Consumer Staples, Financial Services, Health Care and Industrials Sectors.
Principal Investment Risks
The principal risks of investing in the Fund are summarized below. The principal risks are presented in alphabetical order to facilitate finding particular risks and comparing them with the risks of other funds. Each risk summarized below is considered a “principal risk” of investing in the Fund, regardless of the order in which it appears. As with any investment, there is a risk that you could lose all or a portion of your investment in the Fund. Some or all of these risks may adversely affect the Fund’s net asset value (“NAV”), trading price, yield, total return and/or ability to meet its investment objective. The following risks could affect the value of your investment in the Fund:
•Concentration Risk. Because the Fund’s assets will be concentrated in an industry or group of industries to the extent the Index concentrates in a particular industry or group of industries, the Fund is subject to loss due to adverse occurrences that may affect
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that industry or group of industries. As of March 31, 2026, the Fund has concentrated (i.e., invest more than 25% of its net assets) investment exposure to companies in the Banking Industry. As a result, the Fund is more vulnerable to adverse market, economic, regulatory, political or other developments affecting the Banking Industry than a fund that invests its assets in a more diversified manner. Companies in the Banking Industry include large, geographically diversified banks and regional commercial banks. The Fund is subject to risks faced by companies in the Banking Industry Group, including extensive governmental regulation and/or nationalization that affects the scope of their activities, the prices they can charge and the amount of capital they must maintain; adverse effects on profitability due to increases in interest rates or loan losses (which usually increase in economic downturns, which could lead to insolvency or other negative consequences); severe price competition; economic conditions; credit rating downgrades; and increased inter-industry consolidation and competition. This industry has experienced significant losses in the past, and the impact of more stringent capital requirements and of recent or future regulation on any individual bank or on the industry as a whole cannot be predicted. Investments in regional banks, which may be small or medium in size, may involve greater risk than investing in larger, more established banks. The Banking Industry is a separate industry within the Financials Sector.
•Currency Exchange Rate Risk. The Fund may invest in investments denominated in non-U.S. currencies or in securities that provide exposure to such currencies. Changes in currency exchange rates and the relative value of non-U.S. currencies will affect the value of the Fund’s investment and the value of your Shares. Currency exchange rates can be very volatile and can change quickly and unpredictably. As a result, the value of an investment in the Fund may change quickly and without warning and you may lose money.
•Cybersecurity Risk. Cybersecurity incidents may allow an unauthorized party to gain access to Fund assets or proprietary information, or cause the Fund, the Adviser, and/or other service providers (including custodians and financial intermediaries) to suffer data breaches or data corruption. Additionally, cybersecurity failures or breaches of the electronic systems of the Fund, the Adviser, the Fund’s other service providers, market makers, Authorized Participants (“APs”), the Fund’s primary listing exchange, or the issuers of securities in which the Fund invests have the ability to disrupt and negatively affect the Fund’s business operations, including the ability to purchase and sell Shares, potentially resulting in financial losses to the Fund and its shareholders.
•Depositary Receipt Risk. Depositary receipts, including ADRs and GDRs, involve risks similar to those associated with investments in foreign securities, such as changes in political or economic conditions of other countries and changes in the exchange rates of foreign currencies. Depositary receipts listed on U.S. exchanges are issued by banks or trust companies, and entitle the holder to all dividends and capital gains that are paid out on the underlying foreign shares (“Underlying Shares”). GDRs are similar to ADRs in that they are certificates evidencing ownership of shares of a foreign issuer; however, GDRs may be issued in bearer form and denominated in other currencies and are generally designed for use in specific or multiple securities markets outside the U.S. When the Fund invests in depositary receipts as a substitute for an investment directly in the Underlying Shares, the Fund is exposed to the risk that the depositary receipts may not provide a return that corresponds precisely with that of the Underlying Shares. Because the Underlying Shares trade on foreign exchanges that may be closed when the Fund’s primary listing exchange is open, the Fund may experience premiums and discounts greater than those of funds without exposure to such Underlying Shares.
•    Equity Securities Risk. The equity securities held in the Fund’s portfolio may experience sudden, unpredictable drops in value or long periods of decline in value. This may occur because of factors that affect securities markets generally or factors affecting specific issuers, industries, sectors or companies in which the Fund invests. Common stocks are susceptible to general stock market fluctuations and to volatile increases and decreases in value as market confidence in and perceptions of their issuers change. Preferred stocks are subject to the risk that the dividend on the stock may be changed or omitted by the issuer, and that participation in the growth of an issuer may be limited.
•ETF Risks. The Fund is an ETF and, as a result of its structure, is exposed to the following risks:
◦Authorized Participants, Market Makers, and Liquidity Providers Concentration Risk. The Fund has a limited number of financial institutions that may act as APs. In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. Shares may trade at a material discount to NAV and possibly face delisting if either: (i) APs exit the business or otherwise become unable to process creation and/or redemption orders and no other APs step forward to perform these services, or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.
◦Costs of Buying or Selling Shares Risk. Due to the costs of buying or selling Shares, including brokerage commissions imposed by brokers and bid/ask spreads, frequent trading of Shares may significantly reduce investment results and an investment in Shares may not be advisable for investors who anticipate regularly making small investments.
◦Shares May Trade at Prices Other Than NAV Risk. As with all ETFs, Shares may be bought and sold in the secondary market at market prices. Although it is expected that the market price of Shares will approximate the Fund’s NAV, there may be times when the market price of Shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount) due to supply and demand of Shares or during periods of market volatility. This risk is heightened in times of market
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volatility, periods of steep market declines, and periods when there is limited trading activity for Shares in the secondary market, in which case such premiums or discounts may be significant. Because securities held by the Fund may trade on foreign exchanges that are closed when the Fund’s primary listing exchange is open, the Fund is likely to experience premiums or discounts greater than those of ETFs that invest in and hold only securities and other investments that are listed and trade in the U.S.
◦Trading Risk. Although Shares are listed for trading on the NASDAQ Stock Market, LLC (the “Exchange”) and may be traded on U.S. exchanges other than the Exchange, there can be no assurance that Shares will trade with any volume, or at all, on any stock exchange. In stressed market conditions, the liquidity of Shares may begin to mirror the liquidity of the Fund’s underlying portfolio holdings, which can be significantly less liquid than the Shares.
•Foreign Securities Risk. Investments in non-U.S. securities involve certain risks that may not be present with investments in U.S. securities. These include risks of adverse changes in foreign economic, political, regulatory and other conditions, or changes in currency exchange rates or exchange control regulations (including limitations on currency movements and exchanges). The securities of some foreign companies may be less liquid and, at times, more volatile than securities of comparable U.S. companies. There may be less information publicly available about a non-U.S. issuer than a U.S. issuer. Non-U.S. issuers may be subject to different accounting, auditing, financial reporting and investor protection standards than U.S. issuers. Investments in non-U.S. securities also may be subject to withholding or other taxes and may be subject to additional trading, settlement, custodial, and operational risks. With respect to certain countries, there is the possibility of government intervention and expropriation or nationalization of assets. Because legal systems differ, there also is the possibility that it will be difficult to obtain or enforce legal judgments in certain countries. Since foreign exchanges may be open on days when the Fund does not price its shares, the value of the securities in the Fund’s portfolio may change on days when shareholders will not be able to purchase or sell the Fund’s shares. Conversely, Shares may trade on days when foreign exchanges are closed. Each of these factors can make investments in the Fund more volatile and potentially less liquid than other types of investments.
•Geographic Investment Risk. Because the Fund invests a significant portion of its assets in the securities of companies in a single country and region, it is more likely to be impacted by events or conditions affecting that country and region. For example, political, social and economic conditions, currency developments or restrictions, and changes in regulatory, tax, or economic policy in a country could significantly affect the market in that country and in surrounding or related countries and have a negative impact on the Fund’s performance.
◦Iceland Investment Risk. Investment in Icelandic issuers involves risks that are specific to Iceland, including, legal, regulatory, political, currency, security and economic risks. Iceland is a small country with an economy focused on energy production, tourism, fishing and smelting aluminum. As a result, Iceland is dependent on trading relationships with certain key trading partners, including the United States, the United Kingdom, Netherlands and other EU countries. Iceland’s top exports are aluminum and fish and tourism has become a major source of revenue for the country.
◦Nordic Countries Investment Risk. The Index includes issuers of Nordic Countries, which may subject the Fund to legal, regulatory, political, currency, security, and economic risks specific to each of the Nordic Countries. The economies of the Nordic Countries are heavily dependent on natural resources and trade amongst one another and with the members of the European Union. Decreasing European imports, new trade regulations, changes in exchange rates, a recession in Europe, or a slowing of economic growth in this region could have an adverse impact on the securities in which the Fund invests. The Nordic Countries have historically maintained generous welfare programs. Such welfare programs can negatively impact the economies of the Nordic Countries by causing increased government spending, higher production costs and lower productivity.
•Limited Operating History Risk. The Fund is a recently organized investment company with a limited operating history. As a result, prospective investors have a limited track record or history on which to base their investment decision.
•Market Risk. The trading prices of securities and other instruments fluctuate in response to a variety of factors. These factors include events impacting the entire market or specific market segments, such as political, market and economic developments, as well as events that impact specific issuers. The Fund’s NAV and market price, like security and commodity prices generally, may fluctuate significantly in response to these and other factors. As a result, an investor could lose money over short or long periods of time. In addition, government actions or interventions (including, but not limited, to the threat or imposition of tariffs, trade restrictions, currency restrictions or similar actions) as well as developments related to economic, political (including geopolitical), social, public health, market, extreme weather, natural or man-made disasters, or other conditions or events have in the past and may in the future result in volatility in financial markets and reduced liquidity in equity, credit, and/or debt markets, which could adversely impact the Fund and its investments and their value and performance. These developments as well as other events could result in further market volatility and negatively affect financial asset prices, the liquidity of certain securities and the normal operations of securities exchanges and other markets.
•Non-Diversification Risk. The Fund is considered to be non-diversified, which means that it may invest a greater percentage of its assets in the securities of a single issuer or a lesser number of issuers than if it was a diversified fund. As a result, the Fund may be more exposed to the risks associated with and developments affecting an individual issuer or a lesser number of issuers than a
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fund that invests more widely. This may increase the Fund’s volatility and cause the performance of a relatively small number of issuers to have a greater impact on the Fund’s performance.
•Passive Investment Risk. The Fund is not actively managed and its Adviser would not sell shares of an equity security due to current or projected underperformance of a security industry or sector unless that security is removed from the Index or the selling of shares of that security is otherwise required upon a rebalancing of the Index as addressed in the Index methodology.
•Sector Risk. To the extent the Fund invests more heavily in particular sectors of the economy, its performance will be especially sensitive to developments that significantly affect those sectors. The Fund may invest a significant portion of its assets in the following sectors and, therefore, the performance of the Fund could be negatively impacted by events affecting each of these sectors.
◦Consumer Staples Sector Risk. The Fund may invest in companies in the consumer staples sector, and therefore the performance of the Fund could be negatively impacted by events affecting this sector. Companies in the consumer staples sector, including those in the food and beverage industries, may be affected by general economic conditions, commodity production and pricing, consumer confidence and spending, consumer preferences, interest rates, product cycles, marketing campaigns, competition, and government regulations.
◦Financial Services Sector Risk. Performance of companies in the financial services sector may be adversely impacted by many factors, including, among others, government regulations, economic conditions, credit rating downgrades, changes in interest rates, and decreased liquidity in credit markets. This sector has experienced significant losses in the recent past, and the impact of more stringent capital requirements and of recent or future regulation on any individual financial company or on the sector as a whole cannot be predicted.
◦Health Care Sector Risk. Companies in the health care sector are subject to extensive government regulation and their profitability can be significantly affected by restrictions on government reimbursement for medical expenses, rising costs of medical products and services, pricing pressure (including price discounting), limited product lines and an increased emphasis on the delivery of healthcare through outpatient services. Companies in the health care sector are heavily dependent on obtaining and defending patents, which may be time consuming and costly, and the expiration of patents may also adversely affect the profitability of these companies. Health care companies are also subject to extensive litigation based on product liability and similar claims. In addition, their products can become obsolete due to industry innovation, changes in technologies or other market developments. Many new products in the health care sector require significant research and development and may be subject to regulatory approvals, all of which may be time consuming and costly with no guarantee that any product will come to market.
◦Industrials Sector Risk. Issuers in the industrial sector are affected by supply and demand, both for their specific product or service and for industrial sector products in general. The products of such issuers may face obsolescence due to rapid technological developments and frequent new product introduction. Government regulations, world events, economic conditions and exchange rates affect the performance of companies in the industrial sector. Issuers in the industrial sector may be adversely affected by liability for environmental damage, product liability claims and exchange rates. The industrial sector may also be adversely affected by changes or trends in commodity prices, which may be influenced by unpredictable factors.
•Securities Lending Risk. There are certain risks associated with securities lending, including the risk that the borrower may fail to return the securities on a timely basis or even the loss of rights in the collateral deposited by the borrower, if the borrower should fail financially. The Fund could also lose money in the event of a decline in the value of collateral provided for loaned securities or a decline in the value of any investments made with cash collateral. As a result, the Fund may lose money.
•    Small-Capitalization Company Risk. The securities of small-capitalization companies may be more vulnerable to adverse issuer, market, political, or economic developments than securities of large- or mid-capitalization companies. The securities of small-capitalization companies generally trade in lower volumes and are subject to greater and more unpredictable price changes than large- or mid-capitalization stocks or the stock market as a whole. Some small-capitalization companies have limited product lines, markets, and financial and managerial resources and tend to concentrate on fewer geographical markets relative to larger capitalization companies. There is typically less publicly available information concerning smaller-capitalization companies than for larger, more established companies. Small-capitalization companies also may be particularly sensitive to changes in interest rates, government regulation, borrowing costs and earnings.
•    Tracking Error Risk. As with all index funds, the performance of the Fund and its Index may differ from each other for a variety of reasons. For example, the Fund incurs operating expenses and portfolio transaction costs not incurred by the Index. In addition, the Fund may not be fully invested in the securities of the Index at all times or may hold securities not included in the Index.
•Underlying Index Risk. Neither the Adviser nor the Index Provider, the index provider and calculation agent for the Index, is able to guarantee the continuous availability or timeliness of the production of the Index. The calculation and dissemination of the Index values may be delayed if the information technology or other facilities of the Index Provider, data providers and/or relevant stock exchange malfunction for any reason. A significant delay may cause trading in shares of the Fund to be suspended. Errors in
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Index data, computation and/or the construction in accordance with its methodology may occur from time to time and may not be identified and corrected by the Index Provider or other applicable party for a period of time or at all, which may have an adverse impact on the Fund and its shareholders. Index providers generally do not provide any representation or warranty in relation to the quality, accuracy or completeness of data in the indexes in which they license, and generally do not guarantee that an index will be calculated in accordance with its stated methodology. Losses or costs associated with any index provider errors generally will be borne by the Fund and its shareholders.
•Valuation Risk. The Fund may hold securities or other assets that may be valued on the basis of factors other than readily available market quotations. This may occur because the asset or security does not trade on a centralized exchange, or in times of market turmoil or reduced liquidity. There are multiple methods that can be used to value a portfolio holding when market quotations are not readily available. The value established for any portfolio holding at a point in time might differ from what would be produced using a different methodology or if it had been priced using market quotations. Portfolio holdings that are valued using techniques other than market quotations, including “fair valued” assets or securities, may be subject to greater fluctuation in their valuations from one day to the next than if market quotations were used. In addition, there is no assurance that the Fund could sell or close out a portfolio position for the value established for it at any time, and it is possible that the Fund would incur a loss because a portfolio position is sold or closed out at a discount to the valuation established by the Fund at that time. The Adviser’s ability to value investments may be impacted by technological issues or errors by pricing services or other third-party service providers.
Performance
Performance information for the Fund is not included because the Fund did not have a full calendar year of performance prior to the date of this Prospectus. In the future, performance information for the Fund will be presented in this section. Updated performance information is available on the Fund’s website at www.teucrium.com.
Management

Investment Adviser:	Teucrium Investment Advisors, LLC
Portfolio Managers:	Springer Harris and Joran Haugens, each Portfolio Managers of the Adviser, have been portfolio managers of the Fund since its inception in March 2025. Chris Small, a Portfolio Manager of the Adviser, has been a portfolio manager of the Fund since July 2025.
Purchase and Sale of Shares
The Fund issues and redeems Shares at NAV only in large blocks known as “Creation Units,” which only APs (typically, broker-dealers) may purchase or redeem. The Fund generally issues and redeems Creation Units in exchange for a portfolio of securities and/or a designated amount of U.S. cash.
Shares are listed on the Exchange, and individual Shares may only be bought and sold in the secondary market through a broker or dealer at market prices, rather than NAV. Because Shares trade at market prices rather than NAV, Shares may trade at a price greater than NAV (premium) or less than NAV (discount).
An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares (the “bid” price) and the lowest price a seller is willing to accept for Shares (the “ask” price) when buying or selling Shares in the secondary market. The difference in the bid and ask prices is referred to as the “bid-ask spread.”
Recent information regarding the Fund’s NAV, market price, how often Shares traded on the Exchange at a premium or discount, and bid-ask spreads can be found on the Fund’s website at www.teucrium.com.
Tax Information
The Fund’s distributions are generally taxable as ordinary income, qualified dividend income, or capital gains (or a combination), unless your investment is held in an individual retirement account (“IRA”) or other tax-advantaged account. Distributions on investments made through tax-deferred arrangements may be taxed later upon withdrawal of assets from those accounts.
Financial Intermediary Compensation
If you purchase Shares through a broker-dealer or other financial intermediary (such as a bank) (an “Intermediary”), the Adviser or its affiliates may pay Intermediaries for certain activities related to the Fund, including participation in activities that are designed to make Intermediaries more knowledgeable about exchange-traded products, including the Fund, or for other activities, such as marketing, educational training or other initiatives related to the sale or promotion of Shares. These payments may create a conflict of interest by influencing the Intermediary and your salesperson to recommend the Fund over another investment. Any such arrangements do not result in increased Fund expenses. Ask your salesperson or visit the Intermediary’s website for more information.

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ADDITIONAL INFORMATION ABOUT THE FUND
Investment Objective
The Fund’s investment objective may be changed by the Board of Trustees (the “Board”) of Listed Funds Trust (the “Trust”) without shareholder approval upon written notice to shareholders.
The Fund seeks to track the total return performance, before fees and expenses, of an index composed of equity securities of Icelandic companies and companies related to the Icelandic economy.
Principal Investment Strategies
The Fund uses an “indexing” investment approach, and seeks to provide investment results that, before fees and expenses, corresponds generally to the price and yield performance of the Index. A number of factors may affect the Fund’s ability to achieve a high correlation with the Index, including the degree to which the Fund utilizes a sampling methodology. There can be no guarantee that the Fund will achieve a high degree of correlation. The Adviser may sell securities that are represented in the Index or purchase securities not yet represented in the Index, in anticipation of their removal from or addition to the Index. There may also be instances in which the Adviser may choose to overweight securities in the Index, thus causing the Fund to purchase or sell securities not in the Index, but which the Adviser believes are appropriate to substitute for certain securities in the Index. The Fund will not take defensive positions.
MarketVector™ Indexes GmbH serves as the index provider (the “Index Provider”) and calculation agent for the Index. The Index Provider is not affiliated with the Fund, the Fund’s administrator, custodian, transfer agent, or distributor, or any of their respective affiliates. The Index Provider is an entity related to the Adviser. The Index Provider provides information to the Fund about the constituents of the Index and does not provide investment advice with respect to the desirability of investing in, purchasing, or selling securities.
The Index is a sub-index of the MarketVector™ Total Global Equity Index (the “Parent Index”), which is a global index tracking the performance of companies from approximately 150 markets. The Index Provider uses a proprietary methodology to assign each component of the Parent Index to a particular country “universe.” The Index includes Icelandic companies and companies related to the Icelandic economy. Limited partnerships and cannabis companies are not eligible for inclusion in the Index.
The Fund may invest in securities that are not in the Index to the extent that the Adviser believes that such investments should help the Fund’s overall portfolio track the Index. The Fund will also concentrate its investments (i.e., hold 25% or more of its net assets) in a particular industry or group of related industries to approximately the same extent that the Index is concentrated.
The Index is reconstituted and rebalanced on a quarterly basis in March, June, September and December. The Index reconstitution will be based on closing data as of the last business day in February, May, August and November, respectively. Component weights are determined based on closing data as of the Wednesday prior to the second Friday of the rebalancing month. Changes are implemented at the opening of trading on the Monday following the third Friday of the review month. Index components generally are weighted in proportion to their free-float adjusted market capitalization, subject to certain constraints established by the Index Provider.
•the maximum security weight is the lesser of:
◦20% (4.5% for non-local companies and local companies that are not classified by the MarketVector™ Total Global Equity Index as part of the Iceland universe; or
◦the security’s three-month average daily trading volume in USD divided by 5.00 million
•the minimum weight of local companies is 80% and the maximum weight of non-local companies is 20%.
Under normal circumstances, at least 80% of the Fund’s net assets, plus borrowings for investment purposes, will be invested in Icelandic equity securities. For purposes of this policy, the Fund considers only the “local” companies in the Index to be Icelandic equity securities. The Fund has adopted this policy to comply with Rule 35d-1 under the Investment Company Act of 1940. Such policy has been adopted as a non-fundamental investment policy and may be changed without shareholder approval upon 60 days’ notice to shareholders.
Principal Investment Risks
An investment in the Fund entails risks. The Fund could lose money, or its performance could trail that of other investment alternatives. The following provides additional information about the Fund’s principal risks. It is important that investors closely review and understand these risks before making an investment in the Fund. Just as in the Fund’s summary section, the principal risks below are presented in alphabetical order to facilitate finding particular risks and comparing them with those of other funds. Each risk summarized below is considered a “principal risk” of investing in the Fund, regardless of the order in which it appears.
•Concentration Risk. Because the Fund’s assets will be concentrated in an industry or group of industries to the extent the Index concentrates in a particular industry or group of industries, the Fund is subject to loss due to adverse occurrences that may affect that industry or group of industries. To the extent the Fund concentrates in the securities of issuers in a particular industry, the Fund may face more risks than if it were diversified more broadly over numerous industries. Such industry-based risks, any of
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which may adversely affect the Fund may include, but are not limited to, the following: general economic conditions or cyclical market patterns that could negatively affect supply and demand in a particular industry; competition for resources, adverse labor relations, political or world events; obsolescence of technologies; and increased competition or new product introductions that may affect the profitability or viability of companies in an industry. In addition, at times, an industry may be out of favor and underperform other industries or the market as a whole. As of March 31, 2026, the Fund has concentrated (i.e., invest more than 25% of its net assets) investment exposure to companies in the Banking Industry. As a result, the Fund is more vulnerable to adverse market, economic, regulatory, political or other developments affecting the Banking Industry than a fund that invests its assets in a more diversified manner. Companies in the Banking Industry include large, geographically diversified banks and regional commercial banks. The Fund is subject to risks faced by companies in the Banking Industry Group, including extensive governmental regulation and/or nationalization that affects the scope of their activities, the prices they can charge and the amount of capital they must maintain; adverse effects on profitability due to increases in interest rates or loan losses (which usually increase in economic downturns, which could lead to insolvency or other negative consequences); severe price competition; economic conditions; credit rating downgrades; and increased inter-industry consolidation and competition. This industry has experienced significant losses in the past, and the impact of more stringent capital requirements and of recent or future regulation on any individual bank or on the industry as a whole cannot be predicted. Investments in regional banks, which may be small or medium in size, may involve greater risk than investing in larger, more established banks. The Banking Industry is a separate industry within the Financials Sector.
•Currency Exchange Rate Risk. Changes in currency exchange rates and the relative value of non-U.S. currencies will affect the value of the Fund’s investments and the value of your Shares. Because the Fund’s NAV is determined on the basis of U.S. dollars, the U.S. dollar value of your investment in the Fund may go down if the value of the local currency of the non-U.S. markets in which the Fund invests depreciates against the U.S. dollar. This is true even if the local currency value of securities in the Fund’s holdings goes up. Conversely, the dollar value of your investment in the Fund may go up if the value of the local currency appreciates against the U.S. dollar. The value of the U.S. dollar measured against other currencies is influenced by a variety of factors. These factors include: national debt levels and trade deficits, changes in balances of payments and trade, domestic and foreign interest and inflation rates, global or regional political, economic or financial events, monetary policies of governments, actual or potential government intervention, and global energy prices. Political instability, the possibility of government intervention and restrictive or opaque business and investment policies also may reduce the value of a country’s currency. Government monetary policies and the buying or selling of currency by a country’s government also may influence exchange rates. Currency exchange rates can be very volatile and can change quickly and unpredictably. As a result, the value of an investment in the Fund may change quickly and without warning, and you may lose money.
•Cybersecurity Risk. With the increased use of technologies such as the Internet and the dependence on computer systems to perform business and operational functions, funds (such as the Fund) and their service providers may be prone to operational and information security risks resulting from cyber-attacks and/or technological malfunctions. In general, cyber-attacks are deliberate, but unintentional events may have similar effects. Cyber-attacks include, among others, stealing or corrupting data maintained online or digitally, preventing legitimate users from accessing information or services on a website, releasing confidential information without authorization, and causing operational disruption. Cybersecurity incidents may allow an unauthorized party to gain access to Fund assets or proprietary information, or cause the Fund, the Adviser, and/or other service providers (including custodians and financial intermediaries) to suffer data breaches or data corruption. Additionally, cybersecurity failures or breaches of the electronic systems of the Fund, the Adviser, or the Fund’s other service providers, market makers, APs, the Fund’s primary listing exchange, or the issuers of securities in which the Fund invests have the ability to disrupt and negatively affect the Fund’s business operations, including the ability to purchase and sell Shares, potentially resulting in financial losses to the Fund and its shareholders. For instance, cyber-attacks or technical malfunctions may interfere with the processing of shareholder or other transactions, affect the Fund’s ability to calculate its NAV, cause the release of private shareholder information or confidential Fund information, impede trading, cause reputational damage, and subject the Fund to regulatory fines, penalties or financial losses, reimbursement or other compensation costs, and additional compliance costs. Cyber-attacks or technical malfunctions may render records of Fund assets and transactions, shareholder ownership of Shares, and other data integral to the functioning of the Fund inaccessible or inaccurate or incomplete. The Fund also may incur substantial costs for cybersecurity risk management to prevent cyber incidents in the future. The Fund and its shareholders could be negatively impacted as a result.
•Depositary Receipt Risk. The Fund may hold the securities of non-U.S. companies in the form of depositary receipts, including ADRs and GDRs. ADRs are negotiable certificates issued by a U.S. financial institution that represent a specified number of shares in a foreign stock and trade on a U.S. national securities exchange, such as the New York Stock Exchange (“NYSE”). Sponsored ADRs are issued with the support of the issuer of the foreign stock underlying the ADRs and carry all of the rights of common shares, including voting rights. GDRs are similar to ADRs, but may be issued in bearer form and are denominated in other currencies and are generally designed for use in specific or multiple securities markets outside the U.S. The underlying issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, are under no obligation to distribute shareholder communications to the holders of such receipts, or to pass through to them any voting rights with respect to the deposited securities. Issuers of unsponsored depositary receipts are not contractually obligated to disclose material information in the U.S. and, therefore, such information may not correlate to the market value of the unsponsored depositary receipt. The
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Underlying Shares in the Fund’s portfolio are usually denominated or quoted in currencies other than the U.S. Dollar. As a result, changes in foreign currency exchange rates may affect the value of the Fund’s portfolio. In addition, because the Underlying Shares trade on foreign exchanges at times when the U.S. markets are not open for trading, the value of the Underlying Shares may change materially at times when the U.S. markets are not open for trading, regardless of whether there is an active U.S. market for Shares.
•Equity Securities Risk. The Fund is designed for investors who can accept the risks of investing in a portfolio with significant equity holdings. Equity holdings tend to be more volatile than other investment choices such as bonds and money market instruments because common stockholders, or holders of equivalent interests, generally have inferior rights to receive payments from issuers in comparison with the rights of preferred stockholders, bondholders and other creditors of such issuers. The value of the Fund’s Shares will fluctuate as a result of the movement of the overall stock market or of the value of the individual securities held by the Fund, sometimes rapidly or unpredictably, resulting in losses. Equity securities may decline in value due to factors affecting equity securities markets generally or particular industries represented in those markets. The value of an equity security may also decline for a number of reasons, which directly relate to the issuer, such as management performance, changed investor perception financial leverage, and reduced demand for the issuer’s goods or services. Investor perceptions are based on various and unpredictable factors including: expectations regarding government, economic, monetary and fiscal policies; inflation and interest rates; economic expansion or contraction; and global or regional political, economic and banking crises.
•ETF Risks. The Fund is an ETF and, as a result of its structure, is exposed to the following risks:
◦Authorized Participants, Market Makers, and Liquidity Providers Concentration Risk. The Fund has a limited number of financial institutions that may act as APs. In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. Shares may trade at a material discount to NAV and possibly face delisting if either: (i) APs exit the business or otherwise become unable to process creation and/or redemption orders and no other APs step forward to perform these services, or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.
◦Costs of Buying or Selling Shares Risk. Investors buying or selling Shares in the secondary market will pay brokerage commissions or other charges imposed by brokers, as determined by that broker. Brokerage commissions are often a fixed amount and may be a significant proportional cost for investors seeking to buy or sell relatively small amounts of Shares. In addition, secondary market investors also will incur the cost of the difference between the price at which an investor is willing to buy Shares (the “bid” price) and the price at which an investor is willing to sell Shares (the “ask” price). This difference in bid and ask prices is often referred to as the “spread” or “bid/ask spread.” The bid/ask spread varies over time for Shares based on trading volume and market liquidity and is generally lower if Shares have more trading volume and market liquidity and higher if Shares have little trading volume and market liquidity. Further, a relatively small investor base in the Fund, asset swings in the Fund and/or increased market volatility may cause increased bid/ask spreads. Due to the costs of buying or selling Shares, including brokerage commissions imposed by brokers and bid/ask spreads, frequent trading of Shares may significantly reduce investment results and an investment in Shares may not be advisable for investors who anticipate regularly making small investments.
◦Shares May Trade at Prices Other Than NAV Risk. As with all ETFs, Shares may be bought and sold in the secondary market at market prices. Although it is expected that the market price of Shares will approximate the Fund’s NAV, there may be times when the market price of Shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount) due to supply and demand of Shares or during periods of market volatility. This risk is heightened in times of market volatility or periods of steep market declines and periods when there is limited trading activity for Shares in the secondary market, in which case such premiums or discounts may be significant. The market price of Shares during the trading day, like the price of any exchange-traded security, includes a “bid/ask” spread charged by the exchange specialist, market makers or other participants that trade Shares. In times of severe market disruption, the bid/ask spread can increase significantly. At those times, Shares are most likely to be traded at a discount to NAV, and the discount is likely to be greatest when the price of Shares is falling fastest, which may be the time that you most want to sell your Shares. The Adviser believes that, under normal market conditions, large market price discounts or premiums to NAV will not be sustained because of arbitrage opportunities. Because securities held by the Fund may trade on foreign exchanges that are closed when the Fund’s primary listing exchange is open, the Fund is likely to experience premiums or discounts greater than those of ETFs that invest in and hold only securities and other investments that are listed and trade in the U.S.
◦Trading Risk. Although Shares are listed for trading on the Exchange and may be listed or traded on U.S. and non-U.S. stock exchanges other than the Exchange, there can be no assurance that an active trading market for such Shares will develop or be maintained. Trading in Shares may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable. In addition, trading in Shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to Exchange “circuit breaker” rules, which temporarily halt trading on the Exchange when a decline in the S&P 500® Index during a single day reaches certain thresholds (e.g., 7%, 13%, and 20%). Additional rules applicable to the Exchange may halt trading in Shares when extraordinary volatility causes sudden, significant swings in the market price of Shares. There can be no assurance that Shares will trade with any volume, or at all, on any stock
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exchange. In stressed market conditions, the liquidity of Shares may begin to mirror the liquidity of the Fund’s underlying portfolio holdings, which can be significantly less liquid than Shares.
•Foreign Securities Risk. Investments in non-U.S. securities involve certain risks that may not be present with investments in U.S. securities. These include risks of adverse changes in foreign economic, political, regulatory and other conditions, or changes in currency exchange rates or exchange control regulations (including limitations on currency movements and exchanges). The securities of some foreign companies may be less liquid and, at times, more volatile than securities of comparable U.S. companies. There may be less information publicly available about a non-U.S. issuer than a U.S. issuer. Non-U.S. issuers may be subject to different accounting, auditing, financial reporting and investor protection standards than U.S. issuers. Investments in non-U.S. securities may be subject to withholding or other taxes and may be subject to additional trading, settlement, custodial, and operational risks. With respect to certain countries, there is the possibility of government intervention and expropriation or nationalization of assets. Because legal systems differ, there also is the possibility that it will be difficult to obtain or enforce legal judgments in certain countries. Since foreign exchanges may be open on days when the Fund does not price its shares, the value of the securities in the Fund’s portfolio may change on days when shareholders will not be able to purchase or sell the Fund’s shares. Conversely, Shares may trade on days when foreign exchanges are closed. Each of these factors can make investments in the Fund more volatile and potentially less liquid than other types of investments.
•Geographic Investment Risk. Because the Fund invests a significant portion of its assets in the securities of companies in a single country and region, it is more likely to be impacted by events or conditions affecting that country and region. For example, political, social and economic conditions, currency developments or restrictions, and changes in regulatory, tax, or economic policy in a country could significantly affect the market in that country and in surrounding or related countries and have a negative impact on the Fund’s performance. Currency developments or restrictions, political and social instability, and changing economic conditions have resulted in significant market volatility.
◦Iceland Investment Risk. Investment in Icelandic issuers involves risks that are specific to Iceland, including, legal, regulatory, political, currency, security and economic risks. Iceland is a small country with an economy focused on energy production, tourism, fishing and smelting aluminum. As a result, Iceland is dependent on trading relationships with certain key trading partners, including the United States, the United Kingdom, Netherlands and other EU countries. Iceland’s top exports are aluminum and fish and tourism has become a major source of revenue for the country.
◦Nordic Countries Investment Risk. The Index includes issuers of Nordic Countries, which may subject the Fund to legal, regulatory, political, currency, security, and economic risks specific to each of the Nordic Countries. The economies of the Nordic Countries are heavily dependent on natural resources and trade amongst one another and with the members of the European Union. Decreasing European imports, new trade regulations, changes in exchange rates, a recession in Europe, or a slowing of economic growth in this region could have an adverse impact on the securities in which the Fund invests. The Nordic Countries have historically maintained generous welfare programs. Such welfare programs can negatively impact the economies of the Nordic Countries by causing increased government spending, higher production costs and lower productivity.
•Limited Operating History Risk. The Fund is a recently organized investment company with a limited operating history. As a result, prospective investors have a limited track record or history on which to base their investment decision.
•Market Risk. Market risks, including political, regulatory, market, and economic or other developments, and developments that impact specific economic sectors, industries or segments of the market, can affect the value of the Fund’s Shares. The Fund is subject to the risk that the prices of, and the income generated by, securities held by the Fund may decline significantly and/or rapidly in response to adverse conditions or other developments affecting (or that are perceived to affect) individual companies or issuers, particular industries, or the market generally. Such developments may include real or perceived changes in prevailing interest rates, changes in inflation rates or expectations about inflation rates, deflation, adverse investor confidence or sentiment, general outlook for corporate earnings, changing economic, political (including geopolitical), social or financial market conditions, bank failures, actual or threatened imposition of tariffs (which may be imposed by U.S. and foreign governments) and trade disruptions, recession, changes in currency and inflation rates, increased instability or general uncertainty, environmental or natural disasters, extreme weather or geological events, governmental actions, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics), debt crises, terrorism, actual or threatened wars or other armed conflicts (such as the armed conflicts across the Middle East and ongoing Russia-Ukraine war in Europe, and the risk of expansion or collateral economic and other effects thereof) or ratings downgrades, technological developments (including those related to artificial intelligence) or failures (for example, widespread system outages or disruptions or faulty updates to software applications) and other similar events, each of which may be temporary or last for extended periods. For example, the threat or actual imposition of tariffs, trade restrictions, currency restrictions or similar actions (or retaliatory measures taken in response to such actions) could adversely affect the Fund’s investments, including by leading to price volatility, overall declines in the U.S. and global investment markets, reduced liquidity and investment losses. These events have caused, and may in the future cause, significant disruptions to business operations, strained healthcare systems, disruptions to supply chains, large expansion of government deficits and debt as a result of government actions to mitigate the effects of such events, and widespread uncertainty regarding the long-term effects of such events. Such events may cause the value of securities owned by the Fund to go up or down, sometimes rapidly or
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unpredictably. There also is a risk that policy and legislative changes by the U.S. Government and/or Federal Reserve, or certain foreign governments and central banks, could cause increased volatility in financial markets and higher levels of Fund redemptions, which could have a negative impact on the Fund. These events may lead to periods of volatility and increased redemptions, which could cause the Fund to experience a loss when selling securities to meet redemption requests by shareholders. The risk of loss increases if the redemption requests are unusually large or frequent. Markets also tend to move in cycles, with periods of rising and falling prices. If there is a general decline in the securities and other markets, your investment in the Fund may lose value, regardless of the individual results of the securities and other instruments in which the Fund invests.
These or similar events could be prolonged and could adversely affect the value and liquidity of the Fund’s investments, impair the Fund’s ability to satisfy redemption requests, and negatively impact the Fund’s performance. Furthermore, economies and financial markets throughout the world are becoming increasingly interconnected. As a result, whether or not the Fund invests in securities of issuers located in or with significant exposure to countries experiencing economic and financial difficulties, the value and liquidity of the Fund’s investments may be negatively affected.
•Non-Diversification Risk. The Fund is considered to be non-diversified, which means that it may invest a greater percentage of its assets in the securities of a single issuer or a lesser number of issuers than if it was a diversified fund. As a result, the Fund may be more exposed to the risks associated with and developments affecting an individual issuer or a lesser number of issuers than a fund that invests more widely. This may increase the Fund’s volatility and cause the performance of a relatively small number of issuers to have a greater impact on the Fund’s performance.
•Passive Investment Risk. The Fund invests in the securities included in, or representative of, its Index regardless of its investment merit. The Fund does not attempt to outperform its Index or take defensive positions in declining markets. As a result, the Fund’s performance may be adversely affected by a general decline in the market segments relating to its Index. The returns from the types of securities in which the Fund invests may underperform returns from the various general securities markets or different asset classes. This may cause the Fund to underperform other investment vehicles that invest in different asset classes. Different types of securities (for example, large-, mid- and small-capitalization stocks) tend to go through cycles of doing better – or worse – than the general securities markets. In the past, these periods have lasted for as long as several years.
•Sector Risk. The Fund’s investing approach may result in an emphasis on certain sectors or sub-sectors of the market at any given time. To the extent the Fund invests more heavily in one sector or sub-sector of the market, it thereby presents a more concentrated risk and its performance will be especially sensitive to developments that significantly affect those sectors, industries, or sub-sectors. In addition, the value of Shares may change at different rates compared to the value of shares of the Fund with investments in a more diversified mix of sectors and industries. An individual sector or sub-sector of the market may have above-average performance during particular periods, but may also move up and down more than the broader market. The several industries that constitute a sector may all react in the same way to economic, political or regulatory events. The Fund’s performance could also be affected if the sectors or sub-sectors do not perform as expected. Alternatively, the lack of exposure to one or more sectors or sub-sectors may adversely affect performance. If such sectors underperform relative to the broader equity market, or if the sectors to which the Fund has less exposure relative to the broader equity market outperform relative to the broader equity market, the Fund’s performance may lag that of the broader equity market. The Fund may have significant exposure to the following sectors:
◦Consumer Staples Risk. The Fund may invest in companies in the consumer staples sector, and therefore the performance of the Fund could be negatively impacted by events affecting this sector. Companies in the consumer staples sector, including those in the food and beverage industries, may be affected by general economic conditions, commodity production and pricing, consumer confidence and spending, consumer preferences, interest rates, product cycles, marketing campaigns, competition, and government regulations.
◦Financial Services Sector Risk. The financial services sector includes companies involved in such activities as banking, commercial and consumer finance, investment banking, brokerage, asset management, custody and insurance. Companies in the financial services sector may be subject to extensive government regulation that affects the scope of their activities, the prices they can charge and the amount of capital they must maintain. The profitability of companies in the financial services sector may be adversely affected by increases in interest rates. The profitability of companies in the financial services sector may be adversely affected by loan losses, which usually increase in economic downturns. In addition, the financial services sector in certain countries is undergoing numerous changes, including continuing consolidations, development of new products and structures and changes to its regulatory framework, which may have an impact on the issuers included in the Fund. Furthermore, increased government involvement in the financial services sector, including measures such as taking ownership positions in financial institutions, could result in a dilution of the Fund’s investments in financial institutions.
◦Health Care Sector Risk. Companies in the health care sector are subject to extensive government regulation and their profitability can be significantly affected by restrictions on government reimbursement for medical expenses, rising costs of medical products and services, pricing pressure (including price discounting), limited product lines and an increased emphasis on the delivery of healthcare through outpatient services. Companies in the health care sector are heavily dependent on obtaining and defending patents, which may be time consuming and costly, and the expiration of patents may also
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adversely affect the profitability of these companies. Health care companies are also subject to extensive litigation based on product liability and similar claims. In addition, their products can become obsolete due to industry innovation, changes in technologies or other market developments. Many new products in the health care sector require significant research and development and may be subject to regulatory approvals, all of which may be time consuming and costly with no guarantee that any product will come to market.
◦Industrials Sector Risk. The industrial sector includes companies engaged in the manufacture and distribution of capital goods, such as those used in defense, construction and engineering, companies that manufacture and distribute electrical equipment and industrial machinery and those that provide commercial and transportation services and supplies. Companies in the industrial sector may be adversely affected by changes in government regulation, world events and economic conditions. In addition, companies in the industrial sector may be adversely affected by environmental damages, product liability claims and exchange rates. The success of these companies is affected by supply and demand both for their specific product or service and for industrial sector products in general. The products of manufacturing companies may face product obsolescence due to rapid technological developments and frequent new product introduction. In addition, the industrial sector may also be adversely affected by changes or trends in commodity prices, which may be unpredictable.
•Securities Lending Risk. There are certain risks associated with securities lending, including the risk that the borrower may fail to return the securities on a timely basis or even the loss of rights in the collateral deposited by the borrower, if the borrower should fail financially. As a result, the Fund may lose money. The Fund could also lose money in the event of a decline in the value of collateral provided for loaned securities or a decline in the value of any investments made with cash collateral. These events could also trigger adverse tax consequences for the Fund.
•Small-Capitalization Company Risk. The securities of small-capitalization companies may be more vulnerable to adverse issuer, market, political, or economic developments than securities of large- or mid-capitalization companies. The securities of small-capitalization companies generally trade in lower volumes and are subject to greater and more unpredictable price changes than large- or mid-capitalization stocks or the stock market as a whole. Some small-capitalization companies have limited product lines, markets, and financial and managerial resources and tend to concentrate on fewer geographical markets relative to larger capitalization companies. In addition, because these companies are not well-known to the investing public, do not have significant institutional ownership and are followed by relatively few security analysts, there is typically less publicly available information concerning smaller-capitalization companies than for larger, more established companies. Small-capitalization companies also may be particularly sensitive to changes in interest rates, government regulation, borrowing costs and earnings. The shares of micro-capitalization companies tend to trade less frequently than those of larger, more established companies, which can adversely affect the pricing of these securities and the future ability to sell these securities. Adverse publicity and investor perceptions, regardless of whether the perceptions are based on fundamental analysis, can decrease the value and liquidity of securities held by the Fund.
•Tracking Error Risk. As with all index funds, the performance of the Fund and the Index may differ from each other for a variety of reasons. For example, the Fund incurs operating expenses and portfolio transaction costs not incurred by the Index. In addition, the Fund may not be fully invested in the securities of the Index at all times or may hold securities not included in the Index. The use of sampling techniques may affect the Fund’s ability to achieve close correlation with the Index. The Fund may use a representative sampling strategy to achieve its investment objective, if the Adviser believes it is in the best interest of the Fund, which generally can be expected to produce a greater non-correlation risk.
•Underlying Index Risk. Neither the Adviser nor the Index Provider is able to guarantee the continuous availability or timeliness of the production of the Index. The calculation and dissemination of the Index values may be delayed if the information technology or other facilities of the Index Provider, data providers and/or relevant stock exchange malfunction for any reason. A significant delay may cause trading in shares of the Fund to be suspended. Errors in Index data, computation and/or the construction in accordance with its methodology may occur from time to time and may not be identified and corrected by the Index Provider other applicable party for a period of time or at all, which may have an adverse impact on the Fund and its shareholders.
•Valuation Risk. The Fund may hold securities or other assets that may be valued on the basis of factors other than readily available market quotations. This may occur because the asset or security does not trade on a centralized exchange, or in times of market turmoil or reduced liquidity. There are multiple methods that can be used to value a portfolio holding when market quotations are not readily available. The value established for any portfolio holding at a point in time might differ from what would be produced using a different methodology or if it had been priced using market quotations. Portfolio holdings that are valued using techniques other than market quotations, including “fair valued” assets or securities, may be subject to greater fluctuation in their valuations from one day to the next than if market quotations were used.
In addition, there is no assurance that the Fund could sell or close out a portfolio position for the value established for it at any time, and it is possible that the Fund would incur a loss because a portfolio position is sold or closed out at a discount to the valuation established by the Fund at that time. The Adviser’s ability to value investments may be impacted by technological issues or errors by pricing services or other third-party service providers.
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PORTFOLIO HOLDINGS INFORMATION
Information about the Fund’s daily portfolio holdings is available at www.teucrium.com. A complete description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio holdings is available in the Fund’s Statement of Additional Information (the “SAI”).
MANAGEMENT
Investment Adviser
Teucrium Investment Advisors, LLC, located at Three Main Street, Suite 215, Burlington, Vermont 05401, serves as the investment adviser for the Fund. The Adviser, subject to the general supervision and oversight of the Board, provides an investment management program for the Fund and manages the day-to-day investment of the Fund’s assets. The Adviser also arranges for transfer agency, custody, fund administration, distribution and all other services necessary for the Fund to operate. The Adviser is an SEC-registered investment adviser wholly owned by Teucrium Trading, LLC.
The Adviser continuously reviews, supervises, and administers the Fund’s investment program. The Board supervises the Adviser and establishes policies that the Adviser must follow in its day-to-day management activities. For the services it provides to the Fund, the Adviser is entitled to a unified management fee, which is calculated daily and paid monthly, at an annual rate of 0.95% of the Fund’s average daily net assets.
Pursuant to an investment advisory agreement between the Trust, on behalf of the Fund, and the Adviser (the “Advisory Agreement”), the Adviser has agreed to pay all expenses of the Fund except the fee payable to the Adviser under the Advisory Agreement, interest charges on any borrowings, dividends and other expenses on securities sold short, taxes, brokerage commissions and other expenses incurred in placing orders for the purchase and sale of securities and other investment instruments, acquired fund fees and expenses, accrued deferred tax liability, extraordinary expenses, and distribution fees and expenses paid by the Trust under any distribution plan adopted pursuant to Rule 12b-1 under the 1940 Act (“Excluded Expenses”).
A discussion of the basis for the Board’s approval of the Advisory Agreement is available in the Fund’s Form N-CSR filing with the SEC for the fiscal period ended December 31, 2025.
Portfolio Managers
The individuals identified below are jointly and primarily responsible for the day-to-day management of the Fund’s portfolio.
Springer Harris joined Teucrium Trading, LLC, the parent company of the Adviser, in April 2011. He has primary responsibilities for the Trade Operations for the Teucrium Funds. Prior to joining the firm, Mr. Harris was an Account Executive with Emergent Social Media Team at Weber Shandwick, a global public relations firm. He graduated cum laude with a B.A. in Business Management.
Joran Haugens joined Teucrium Trading, LLC in December of 2022. He has responsibilities for trade operations and execution for the Teucrium Funds. Prior to joining the firm, he worked as an account executive at ED&F Man Capital with a focus on agricultural commodities providing support, information, research, account management and execution for a wide range of customers. Mr. Haugens has more than 20 years of experience in execution and is Series 3 certified.
Chris Small joined Teucrium Trading, LLC in April of 2025. He is responsible for the execution and implementation of Teucrium’s growing suite of ETF’s and contributes to the development of new products in Teucrium’s multi-asset white-label platform. Prior to joining the firm, he worked as the Director of Trading at Boston-based asset manager Windham Capital from March 2015 until December 2024. Mr. Small graduated from Middlebury College in Vermont and studied economics, premedical coursework, and political science.
The SAI provides additional information about the Portfolio Managers’ compensation structure, other accounts managed by the Portfolio Managers and the Portfolio Managers’ ownership of Shares.
Other Service Providers
PINE Distributors LLC, (the “Distributor”), located at 501 South Cherry Street, Suite 610, Denver, Colorado 80246, serves as distributor and principal underwriter to the Fund. The Distributor will not distribute Shares in less than whole Creation Units, and it does not maintain a secondary market in the Shares. The Distributor is a broker-dealer registered under the Securities Exchange Act of 1934 and a member of the Financial Industry Regulatory Authority, Inc. (“FINRA”). The Distributor has no role in determining the policies of the Fund or the securities that are purchased or sold by the Fund and is not affiliated with the Adviser or any of its affiliates.
U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services, located at 615 East Michigan Street, Milwaukee, Wisconsin 53202, serves as the administrator, transfer agent and index receipt agent (as applicable) for the Fund.
U.S. Bank National Association, located at 1555 North Rivercenter Drive, Suite 302, Milwaukee, Wisconsin 53212, serves as the custodian for the Fund.
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Morgan, Lewis & Bockius LLP, located at 1111 Pennsylvania Avenue, N.W., Washington, D.C. 20004, serves as legal counsel to the Trust.
Cohen & Company, Ltd., located at 1835 Market Street, Suite 310, Philadelphia, Pennsylvania 19103, serves as the Fund’s independent registered public accounting firm. The independent registered public accounting firm is responsible for auditing the annual financial statements of the Fund.
FUND SPONSOR
The Adviser has entered into an agreement with GlacierShares under which GlacierShares assumes the obligation of the Adviser to pay the expenses of the Fund, except Excluded Expenses (such expenses of the Fund, except Excluded Expenses, the “Unitary Expenses”). Although GlacierShares has agreed to be responsible for the Unitary Expenses, the Adviser retains the ultimate obligation to the Fund to pay such expenses. For these payments, GlacierShares is entitled to a fee, paid by the Adviser, based on the total management fee earned by the Adviser under the Advisory Agreement less the Unitary Expenses and certain other costs. GlacierShares does not make investment decisions, provide investment advice, or otherwise act in the capacity of an investment adviser to the Funds.
HOW TO BUY AND SELL SHARES
The Fund issues and redeems Shares only in Creation Units at the NAV per share next determined after receipt of an order from an AP. Only APs may acquire Shares directly from the Fund, and only APs may tender their Shares for redemption directly to the Fund, at NAV. APs must be a member or participant of a clearing agency registered with the SEC and must execute a Participant Agreement that has been agreed to by the Distributor, and that has been accepted by the Fund’s transfer agent, with respect to purchases and redemptions of Creation Units. Once created, Shares trade in the secondary market in quantities less than a Creation Unit.
Most investors buy and sell Shares in secondary market transactions through brokers. Individual Shares are listed for trading on the secondary market on the Exchange and can be bought and sold throughout the trading day like other publicly traded securities.
When buying or selling Shares through a broker, you will incur customary brokerage commissions and charges, and you may pay some or all of the spread between the bid and the offer price in the secondary market on each leg of a round trip (purchase and sale) transaction. In addition, because secondary market transactions occur at market prices, you may pay more than NAV when you buy Shares and receive less than NAV when you sell those Shares.
Book Entry
Shares are held in book-entry form, which means that no stock certificates are issued. The Depository Trust Company (the “DTC”) or its nominee is the record owner of all outstanding Shares.
Investors owning Shares are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for all Shares. DTC’s participants include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of Shares, you are not entitled to receive physical delivery of stock certificates or to have Shares registered in your name, and you are not considered a registered owner of Shares. Therefore, to exercise any right as an owner of Shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other securities that you hold in book entry or “street name” through your brokerage account.
Frequent Purchases and Redemptions of Shares
The Fund imposes no restrictions on the frequency of purchases and redemptions of Shares. In determining not to approve a written, established policy, the Board evaluated the risks of market timing activities by Fund shareholders. Purchases and redemptions by APs, who are the only parties that may purchase or redeem Shares directly from the Fund, are an essential part of the ETF process and help keep Share trading prices in line with NAV. As such, the Fund accommodates frequent purchases and redemptions by APs. However, frequent purchases and redemptions for cash may increase tracking error and portfolio transaction costs and lead to the realization of capital gains. The Fund’s fair valuation of its holdings consistent with the 1940 Act and Rule 2a-5 thereunder and its ability to impose transaction fees on purchases and redemptions of Creation Units to cover the custodial and other costs incurred by the Fund in effecting trades help to minimize the potential adverse consequences of frequent purchases and redemptions.
Determination of Net Asset Value
The Fund’s NAV is calculated as of the scheduled close of regular trading on the New York Stock Exchange (the “NYSE”), generally 4:00 p.m. Eastern Time, each day the NYSE is open for business. The NAV is calculated by dividing the Fund’s net assets by its Shares outstanding.
In calculating its NAV, the Fund generally values its assets on the basis of market quotations, last sale prices, or estimates of value furnished by a pricing service or brokers who make markets in such instruments. In particular, the Fund generally values equity securities traded on any recognized U.S. or non-U.S. exchange at the last sale price or official closing price on the exchange or system on which they are principally traded. If such information is not available for an investment held by the Fund or is determined to be
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unreliable, the investment will be valued by the Adviser at fair value pursuant to procedures established by the Adviser and approved by the Board (as described below).
Fair Value Pricing
The Adviser has been designated by the Board as the valuation designee for the Fund pursuant to Rule 2a-5 under the 1940 Act. In its capacity as valuation designee, the Adviser has adopted procedures and methodologies to fair value Fund investments whose market prices are not “readily available” or are deemed to be unreliable. For example, such circumstances may arise when: (i) an investment has been de-listed or has had its trading halted or suspended; (ii) an investment’s primary pricing source is unable or unwilling to provide a price; (iii) an investment’s primary trading market is closed during regular market hours; or (iv) an investment’s value is materially affected by events occurring after the close of the investment’s primary trading market. Generally, when fair valuing an investment held by the Fund, the Adviser will take into account all reasonably available information that may be relevant to a particular valuation including, but not limited to, fundamental analytical data regarding the issuer, information relating to the issuer’s business, recent trades or offers of the investment, general and/or specific market conditions and the specific facts giving rise to the need to fair value the investment. Fair value determinations are made in good faith and in accordance with the fair value methodologies established by the Adviser. Due to the subjective and variable nature of determining the fair value of a security or other investment, there can be no assurance that the Adviser’s determined fair value will match or closely correlate to any market quotation that subsequently becomes available or the price quoted or published by other sources. In addition, the Fund may not be able to obtain the fair value assigned to an investment if the Fund were to sell such investment at or near the time its fair value is determined.
Investments by Registered Investment Companies
Section 12(d)(1) of the 1940 Act and the rules thereunder limit investments by registered investment companies in the securities of other investment companies. Registered investment companies are permitted to invest in the Fund beyond the limits set forth in section 12(d)(1), subject to certain terms and conditions, including that such investment companies enter into an agreement with the Fund.
Delivery of Shareholder Documents – Householding
Householding is an option available to certain investors of the Fund. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Householding for the Fund is available through certain broker-dealers. If you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, please contact your broker-dealer. If you are currently enrolled in householding and wish to change your householding status, please contact your broker-dealer.
DIVIDENDS, DISTRIBUTIONS, AND TAXES
Dividends and Distributions
The Fund intends to pay out dividends, if any, in cash, and distribute any net realized capital gains to its shareholders at least annually. The Fund will declare and pay capital gain distributions, if any, in cash. Distributions in cash may be reinvested automatically in additional whole Shares only if the broker through whom you purchased Shares makes such option available. Your broker is responsible for distributing the income and capital gain distributions to you.
Taxes
The following discussion is a summary of certain important U.S. federal income tax considerations generally applicable to investments in the Fund. Your investment in the Fund may have other tax implications. Please consult your tax advisor about the tax consequences of an investment in Shares, including the possible application of foreign, state, and local tax laws. This summary does not apply to Shares held in an IRA or other tax-qualified plans, which are generally not subject to current tax. Transactions relating to Shares held in such accounts may, however, be taxable at some time in the future. This summary is based on current tax laws, which may change.
The Fund intends to qualify each year for treatment as a regulated investment company (a “RIC”) within the meaning of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). If it meets certain minimum distribution requirements, a RIC is not subject to tax at the fund level on income and gains from investments that are timely distributed to shareholders. However, the Fund’s failure to qualify as a RIC or to meet minimum distribution requirements would result (if certain relief provisions were not available) in fund-level taxation and, consequently, a reduction in income available for distribution to shareholders.
Unless your investment in Shares is made through a tax-exempt entity or tax-advantaged account, such as an IRA, you need to be aware of the possible tax consequences when the Fund makes distributions, when you sell your Shares listed on the Exchange, and when you purchase or redeem Creation Units (APs only).
Taxes on Distributions
The Fund intends to distribute, at least annually, substantially all of its net investment income and net capital gains. For federal income tax purposes, distributions of investment income are generally taxable as ordinary income or qualified dividend income. Taxes on distributions of capital gains (if any) are determined by how long the Fund owned the investments that generated them, rather than
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how long a shareholder has owned his or her Shares. Sales of assets held by the Fund for more than one year generally result in long-term capital gains and losses, and sales of assets held by the Fund for one year or less generally result in short-term capital gains and losses. Distributions of the Fund’s net capital gain (the excess of net long-term capital gains over net short-term capital losses) that are reported by the Fund as capital gain dividends (“Capital Gain Dividends”) will be taxable as long-term capital gains, which for non-corporate shareholders are subject to tax at reduced rates of up to 20% (lower rates apply to individuals in lower tax brackets). Distributions of short-term capital gain will generally be taxable as ordinary income. Dividends and distributions are generally taxable to you whether you receive them in cash or reinvest them in additional Shares.
Distributions reported by the Fund as “qualified dividend income” are generally taxed to non-corporate shareholders at rates applicable to long-term capital gains, provided holding period and other requirements are met. “Qualified dividend income” generally is income derived from dividends paid by U.S. corporations or certain foreign corporations that are either incorporated in a U.S. possession or eligible for tax benefits under certain U.S. income tax treaties. In addition, dividends that the Fund receives in respect of stock of certain foreign corporations may be qualified dividend income if that stock is readily tradable on an established U.S. securities market. Corporate shareholders may be entitled to a dividends received deduction for the portion of dividends they receive from the Fund that are attributable to dividends received by the Fund from U.S. corporations, subject to certain limitations. For such dividends to be taxed as qualified dividend income to a non-corporate shareholder, the Fund must satisfy certain holding period requirements with respect to the underlying stock and the non-corporate shareholder must satisfy holding period requirements with respect to his or her ownership of the Fund’s Shares. Holding periods may be suspended for these purposes for stock that is hedged. The Fund’s investment strategy will significantly limit its ability to distribute dividends eligible to be treated as qualified dividend income or entitled to the dividends received deduction.
Shortly after the close of each calendar year, you will be informed of the amount and character of any distributions received from the Fund.
In general, your distributions are subject to federal income tax for the year in which they are paid. Certain distributions paid in January, however, may be treated as paid on December 31 of the prior year. Distributions are generally taxable even if they are paid from income or gains earned by the Fund before your investment (and thus were included in the Shares’ NAV when you purchased your Shares).
You should note that if you purchase shares just before a distribution, the purchase price would reflect the amount of the upcoming distribution. In this case, you would be taxed on the entire amount of the distribution received, even though, as an economic matter, the distribution simply constitutes a return of your investment. This is known as “buying a dividend” and should generally be avoided by taxable investors.
If you are neither a resident nor a citizen of the United States or if you are a foreign entity, distributions (other than Capital Gain Dividends) paid to you by the Fund will generally be subject to a U.S. withholding tax at the rate of 30%, unless a lower treaty rate applies. Gains from the sale or other disposition of your Shares from non-U.S. shareholders generally are not subject to U.S. taxation, unless you are a nonresident alien individual who is physically present in the U.S. for 183 days or more per year. The Fund may, under certain circumstances, report all or a portion of a dividend as an “interest-related dividend” or a “short-term capital gain dividend,” which would generally be exempt from this 30% U.S. withholding tax, provided certain other requirements are met. Different tax consequences may result if you are a foreign shareholder engaged in a trade or business within the United States or if a tax treaty applies.
Under legislation generally known as “FATCA” (the Foreign Account Tax Compliance Act), the Fund is required to withhold 30% of certain ordinary dividends it pays to shareholders that are foreign entities and that fail to meet prescribed information reporting or certification requirements.
The Fund (or a financial intermediary, such as a broker, through which a shareholder owns Shares) generally is required to withhold and remit to the U.S. Treasury a percentage of the taxable distributions and sale proceeds paid to any shareholder who fails to properly furnish a correct taxpayer identification number, who has underreported dividend or interest income, or who fails to certify that the shareholder is not subject to such withholding. Backup withholding is not an additional tax and any amounts withheld may be credited against the shareholder’s ultimate U.S. tax liability.
Taxes When Shares are Sold on the Exchange
Provided that a shareholder holds Shares as capital assets, any capital gain or loss realized upon a sale or exchange of Shares generally is treated as a long-term capital gain or loss if Shares have been held for more than one year and as a short-term capital gain or loss if Shares have been held for one year or less. However, any capital loss on a sale of Shares held for six months or less is treated as long-term capital loss to the extent of Capital Gain Dividends paid with respect to such Shares. Any loss realized on a sale will be disallowed to the extent Shares are acquired, including through reinvestment of dividends, within a 61-day period beginning 30 days before and ending 30 days after the disposition of Shares. The ability to deduct capital losses may be limited.
The cost basis of Shares acquired by purchase will generally be based on the amount paid for the Shares and then may be subsequently adjusted for other applicable transactions as required by the Code. The difference between the selling price and the cost basis of Shares generally determines the amount of the capital gain or loss realized on the sale or exchange of Shares. Contact the broker through
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whom you purchased your Shares to obtain information with respect to the available cost basis reporting methods and elections for your account.
Taxes on Purchases and Redemptions of Creation Units
An AP having the U.S. dollar as its functional currency for U.S. federal income tax purposes who exchanges securities for Creation Units generally recognizes a gain or a loss. The gain or loss will be equal to the difference between the value of the Creation Units at the time of the exchange and the exchanging AP’s aggregate basis in the securities delivered, plus the amount of any cash paid for the Creation Units. An AP who exchanges Creation Units for securities will generally recognize a gain or loss equal to the difference between the exchanging AP’s basis in the Creation Units and the aggregate U.S. dollar market value of the securities received, plus any cash received for such Creation Units. The Internal Revenue Service (“IRS”) may assert, however, that a loss that is realized upon an exchange of securities for Creation Units may not be currently deducted under the rules governing “wash sales” (for an AP who does not mark-to-market its holdings) or on the basis that there has been no significant change in economic position. APs exchanging securities should consult their own tax advisor with respect to whether wash sale rules apply and when a loss might be deductible.
The Fund may include a payment of cash in addition to, or in place of, the delivery of a basket of securities upon the redemption of Creation Units. The Fund may sell portfolio securities to obtain the cash needed to distribute redemption proceeds. This may cause the Fund to recognize investment income and/or capital gains or losses that it might not have recognized if it had completely satisfied the redemption in kind. As a result, the Fund may be less tax efficient if it includes such a cash payment in the proceeds paid upon the redemption of Creation Units.
Net Investment Income Tax
U.S. individuals with income exceeding specified thresholds are subject to a 3.8% tax on all or a portion of their “net investment income,” which includes interest, dividends, and certain capital gains (generally including capital gains distributions and capital gains realized on the sale of Shares). This 3.8% tax also applies to all or a portion of the undistributed net investment income of certain shareholders that are estates and trusts.
Foreign Taxes
The Fund invests in foreign securities. Interest and other income received by the Fund with respect to foreign securities may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. If as of the close of a taxable year more than 50% of the value of the Fund’s assets consists of certain foreign stock or securities, the Fund will be eligible to elect to “pass through” to investors the amount of foreign income and similar taxes (including withholding taxes) paid by the Fund during that taxable year. This means that investors would be considered to have received as additional income their respective shares of such foreign taxes but may be entitled to either a corresponding tax deduction in calculating taxable income, or, subject to certain limitations, a credit in calculating federal income tax. If the Fund does not so elect, it will be entitled to claim a deduction for certain foreign taxes incurred by the Fund. The Fund (or a financial intermediary, such as a broker, through which a shareholder owns Shares) will notify you if it makes such an election and provide you with the information necessary to reflect foreign taxes paid on your income tax return.
The foregoing discussion summarizes some of the possible consequences under current federal tax law of an investment in the Fund. It is not a substitute for personal tax advice. You also may be subject to state and local tax on Fund distributions and sales of Shares. Consult your personal tax advisor about the potential tax consequences of an investment in Shares under all applicable tax laws. For more information, please see the section entitled “Federal Income Taxes” in the SAI.
DISTRIBUTION PLAN
The Board has adopted a Distribution and Service Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. In accordance with the Plan, the Fund is authorized to pay an amount up to 0.25% of its average daily net assets each year for certain distribution-related activities and shareholder services.
No Rule 12b-1 fees are currently paid by the Fund, and there are no plans to impose these fees. However, in the event Rule 12b-1 fees are charged in the future, because the fees are paid out of Fund assets, over time these fees will increase the cost of your investment and may cost you more than certain other types of sales charges.
PREMIUM/DISCOUNT INFORMATION
Information regarding how often Shares traded on the Exchange at a price above (i.e., at a premium) or below (i.e., at a discount) the NAV per share is available on the Fund’s website at www.teucrium.com.
ADDITIONAL NOTICES
The Shares are not sponsored, endorsed, or promoted by the Exchange. The Exchange is not responsible for, nor has it participated in the determination of, the timing, prices, or quantities of Shares to be issued, nor in the determination or calculation of the equation by which Shares are redeemable. The Exchange has no obligation or liability to owners of Shares in connection with the administration, marketing, or trading of Shares.
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Without limiting any of the foregoing, in no event shall the Exchange have any liability for any lost profits or indirect, punitive, special, or consequential damages even if notified of the possibility thereof.
The Adviser and the Fund make no representation or warranty, express or implied, to the owners of the Shares or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly.
The Adviser has entered into a license agreement with Nasdaq, Inc. (“Nasdaq”) to use the marketing name and licensed trademark of “Nasdaq.” The Adviser is permitted to license the Nasdaq Trademark for the purpose of promoting and marketing the Fund. In connection with the license, Nasdaq has assisted the Sponsor in developing the Index methodology and the structure for the Fund. In addition, Nasdaq conducted market research to aid in the development of the Fund and will continue to consult with the Sponsor regarding the marketing of the Fund’s shares and the Icelandic economic ecosystem.
Nasdaq, Inc. Disclaimer
The Fund is not sponsored, endorsed, sold or promoted by Nasdaq, Inc. or its affiliates (Nasdaq, with its affiliates, are referred to as the “Corporations”). The Corporations have not passed on the legality or suitability of, or the accuracy or adequacy of descriptions and disclosures relating to, the Fund. The Corporations make no representation or warranty, express or implied to the owners of the Fund or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly, or the ability of the Index to track general stock market performance. The Corporations’ only relationship to Teucrium Investment Advisors, LLC (“Licensee”) is in the licensing of the Nasdaq®, and certain trade names of the Corporations and the use of the Index which is determined, composed and calculated by Nasdaq without regard to Licensee or the Fund. Nasdaq has no obligation to take the needs of the Licensee or the owners of the Fund into consideration in determining, composing or calculating the Index. The Corporations are not responsible for and have not participated in the determination of the timing of, prices at, or quantities of the Fund to be issued or in the determination or calculation of the equation by which the Fund is to be converted into cash. The Corporations have no liability in connection with the administration, marketing or trading of the Fund.
THE CORPORATIONS DO NOT GUARANTEE THE ACCURACY AND/OR UNINTERRUPTED CALCULATION OF THE INDEX OR ANY DATA INCLUDED THEREIN. THE CORPORATIONS MAKE NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY LICENSEE, OWNERS OF THE FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE INDEX OR ANY DATA INCLUDED THEREIN. THE CORPORATIONS MAKE NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIM ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL THE CORPORATIONS HAVE ANY LIABILITY FOR ANY LOST PROFITS OR SPECIAL, INCIDENTAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES, EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.
FINANCIAL HIGHLIGHTS
The following financial highlights table shows the financial performance information for the life of the Fund. Certain information reflects financial results for a single share of the Fund. The total returns in the table represent the rate that you would have earned or lost on an investment in the Fund (assuming you reinvested all distributions). This information has been audited by Cohen & Company, Ltd., the independent registered public accounting firm of the Fund, whose report, along with the Fund’s financial statements, is included in the Fund’s most recent Form N-CSR, which is available upon request and can be found on the SEC’s website.
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GLACIERSHARES NASDAQ ICELAND ETF
FINANCIAL HIGHLIGHTS
Period Ended December 31, 2025(a)
PER SHARE DATA:
Net asset value, beginning of period	$25.15

INVESTMENT OPERATIONS:
Net investment income(b)	0.10
Net realized and unrealized gain on investments(c)	1.62
Total from investment operations	1.72

LESS DISTRIBUTIONS FROM:
Net investment income	(0.18)
Net realized gains	(0.08)
Total distributions	(0.26)
Net asset value, end of period	$26.61
Total return(d)	6.85%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in thousands)	$798
Ratio of expenses to average net assets(e)	0.95%
Ratio of net investment income to average net assets(e)	0.52%
Portfolio turnover rate(d)(f)	20%
(a) The Fund commenced operations on March 26, 2025.
(b) Net investment income per share has been calculated based on average shares outstanding during the period.
(c) Realized and unrealized gains and losses per share in the caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the Statement of Operations due to share transactions for the period.
(d) Not annualized for periods less than one year.
(e) Annualized for periods less than one year.
(f) Portfolio turnover rate excludes in-kind transactions.
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GlacierShares Nasdaq Iceland ETF

Adviser	Teucrium Investment Advisors, LLC Three Main Street, Suite 215 Burlington, Vermont 05401	Distributor	PINE Distributors LLC 501 South Cherry Street, Suite 610 Denver, Colorado 80246
Transfer Agent, Index Receipt Agent, and Administrator	U.S. Bancorp Fund Services, LLC d/b/a U.S. Bank Global Fund Services 615 East Michigan Street Milwaukee, Wisconsin 53202	Custodian	U.S. Bank, N.A. 1555 North Rivercenter Drive, Suite 302 Milwaukee, Wisconsin 53212
Independent Registered Public Accounting Firm	Cohen & Company, Ltd. 1835 Market Street, Suite 310 Philadelphia, Pennsylvania 19103	Legal Counsel	Morgan, Lewis & Bockius LLP 1111 Pennsylvania Avenue, NW Washington, DC 20004-2541
Investors may find more information about the Fund in the following documents:
Statement of Additional Information: The Fund’s SAI provides additional details about the investments of the Fund and certain other additional information. The SAI is on file with the SEC and is incorporated herein by reference into this Prospectus. It is legally considered a part of this Prospectus.
Annual/Semi-Annual Reports and Form N-CSR: Additional information about the Fund’s investments will be available in the Fund’s Annual and Semi-Annual Reports to shareholders and in Form N-CSR. In the Annual Report, when available, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year. In Form N-CSR, you will find the Fund’s annual and semi-annual financial statements.
You can obtain free copies of these documents, request other information or make general inquiries about the Fund by calling 1-800-617-0004.
Shareholder reports and other information about the Fund also are available:
•Free of charge from the SEC’s EDGAR database on the SEC’s website at http://www.sec.gov;
•Free of charge from the Fund’s website at www.teucrium.com; or
•For a fee, by e-mail request to publicinfo@sec.gov.

(SEC Investment Company Act File No. 811-23226)

22

GlacierShares Nasdaq Iceland ETF (GLCR)

a series of Listed Funds Trust
Listed on NASDAQ Stock Market, LLC

STATEMENT OF ADDITIONAL INFORMATION
April 30, 2026
This Statement of Additional Information (the “SAI”) is not a prospectus and should be read in conjunction with the prospectus for the GlacierShares Nasdaq Iceland ETF (the “Fund”), a series of Listed Funds Trust (the “Trust”), dated April 30, 2026, as may be supplemented from time to time (the “Prospectus”). Capitalized terms used in this SAI that are not defined have the same meaning as in the Prospectus, unless otherwise noted. A copy of the Prospectus may be obtained, without charge, by calling the Fund at 1-800-617-0004, or by visiting www.teucrium.com.
The Fund’s audited financial statements for the most recent fiscal year are included in the Fund’s most recent Form N-CSR, which is incorporated into this SAI by reference (File No. 811-23226). You may obtain a copy of the Fund’s Annual Report and Form N-CSR at no charge by contacting the Fund at the phone number noted above.

GENERAL INFORMATION ABOUT THE TRUST
The Trust is an open-end management investment company consisting of multiple investment series. This SAI relates only to the Fund. The Trust was organized as a Delaware statutory trust on August 26, 2016. The Trust is registered with the U.S. Securities and Exchange Commission (the “SEC”) under the Investment Company Act of 1940, as amended (together with the rules and regulations adopted thereunder, the “1940 Act”), as an open-end management investment company, and the offering of the Fund’s shares (the “Shares”) is registered under the Securities Act of 1933 (the “Securities Act”). The Trust is governed by its Board of Trustees (the “Board”).
Teucrium Investment Advisors, LLC (the “Adviser”) serves as investment adviser to the Fund.
The Fund offers and issues Shares at their net asset value (“NAV”) only in aggregations of a specified number of Shares (each, a “Creation Unit”). The Fund generally offers and issues Shares in exchange for a basket of securities (“Deposit Securities”) together with the deposit of a specified cash payment (“Cash Component”). The Trust reserves the right to permit or require the substitution of a “cash in lieu” amount (“Deposit Cash”) to be added to the Cash Component to replace any Deposit Security or other instrument in the Fund’s portfolio. Shares are listed on NASDAQ Stock Market, LLC (the “Exchange”) and trade on the Exchange at market prices that may differ from the Shares’ NAV. Shares also are redeemable only in Creation Unit aggregations, primarily for a basket of Deposit Securities together with a Cash Component. A Creation Unit of the Fund generally consists of 10,000 Shares, though this may change from time to time. As a practical matter, only institutions or large investors purchase or redeem Creation Units. Except when aggregated in Creation Units, Shares are not redeemable securities.
Shares may be issued in advance of receipt of Deposit Securities subject to various conditions, including a requirement to maintain on deposit with the Trust cash at least equal to a specified percentage of the value of the missing Deposit Securities, as set forth in the Participant Agreement (as defined below). The Trust may impose a transaction fee for each creation or redemption. In all cases, such fees will be limited in accordance with the requirements of the SEC applicable to management investment companies offering redeemable securities. As in the case of other publicly traded securities, brokers’ commissions on transactions in the secondary market will be based on negotiated commission rates at customary levels.
ADDITIONAL INFORMATION ABOUT INVESTMENT OBJECTIVE, POLICIES, AND RELATED RISKS
The Fund’s investment objective and principal investment strategies are described in the Prospectus. The following information supplements, and should be read in conjunction with, the Prospectus. For a description of certain permitted investments, see “Description of Permitted Investments” in this SAI.
With respect to the Fund’s investments, unless otherwise noted, if a percentage limitation on investment is adhered to at the time of investment or contract, a subsequent increase or decrease as a result of market movement or redemption will not result in a violation of such investment limitation.
NON-DIVERSIFICATION
The Fund is classified as a non-diversified investment company under the 1940 Act. A “non-diversified” classification means that the Fund is not limited by the 1940 Act with regard to the percentage of its total assets that may be invested in the securities of a single issuer. This means that the Fund may invest a greater portion of its total assets in the securities of a single issuer or a smaller number of issuers than if it was a diversified fund. This may have an adverse effect on the Fund’s performance or subject the Fund’s Shares to greater price volatility than more diversified investment companies. Moreover, in pursuing its objective, the Fund may hold the securities of a single issuer in an amount exceeding 10% of the value of the outstanding securities of the issuer, subject to restrictions imposed by the Internal Revenue Code of 1986, as amended (the “Code”). In particular, as the Fund’s size grows and its assets increase, it will be more likely to hold more than 10% of the securities of a single issuer if the issuer has a relatively small public float as compared to other components of the Fund’s portfolio.
Although the Fund is non-diversified for purposes of the 1940 Act, the Fund intends to maintain the required level of diversification and otherwise conduct its operations so as to qualify as a “regulated investment company” (“RIC”) within the meaning of Subchapter M of the Code. Compliance with the diversification requirements of the Code may limit the investment flexibility of the Fund and may make it less likely that the Fund will meet its investment objective. To qualify as a RIC under the Code, the Fund must meet the Diversification Requirement described in the section titled “Federal Income Taxes” in this SAI.
GENERAL RISKS
The value of the Fund’s portfolio investments may fluctuate with changes in the financial condition of an issuer or counterparty, changes in specific economic or political conditions that affect a particular investment or issuer, and changes in general economic or political conditions. An investor in the Fund could lose money over short or long periods of time.
There can be no guarantee that a liquid market for the investments held by the Fund will be maintained. The existence of a liquid trading market for certain investments may depend on whether dealers will make a market in such investments. There can be no assurance that a market will be made or maintained or that any such market will be or remain liquid. The price at which investments
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may be sold and the value of Shares will be adversely affected if trading markets for the Fund’s portfolio investments are limited or absent, or if bid/ask spreads are wide.
Cybersecurity Risk. Investment companies, such as the Fund, and their service providers may be subject to operational and information security risks resulting from cyber-attacks. Cyber-attacks include, among other behaviors, stealing or corrupting data maintained online or digitally, denial of service attacks on websites, the unauthorized release of confidential information or various other forms of cybersecurity breaches. Cyber-attacks affecting the Fund or the Adviser, custodian, transfer agent, intermediaries and other third-party service providers may adversely impact the Fund. For instance, cyber-attacks may interfere with the processing of shareholder transactions, impact the Fund’s ability to calculate its NAV, cause the release of private shareholder information or confidential company information, impede trading, subject the Fund to regulatory fines or financial losses, and cause reputational damage. The Fund also may incur additional costs for cybersecurity risk management purposes. Similar types of cybersecurity risks also are present for issuers of securities in which the Fund invests, which could result in material adverse consequences for such issuers and may cause the Fund’s investments in such portfolio companies to lose value.
Global Pandemics. Beginning in the first quarter of 2020, financial markets in the United States and around the world experienced extreme and, in many cases, unprecedented volatility and severe losses due to the global pandemic caused by COVID-19, a novel coronavirus. The pandemic resulted in a wide range of social and economic disruptions, including closed borders, voluntary or compelled quarantines of large populations, stressed healthcare systems, reduced or prohibited domestic or international travel, and supply chain disruptions affecting the United States and many other countries. Some sectors of the economy and individual issuers experienced particularly large losses as a result of these disruptions. Although the immediate effects of the COVID-19 pandemic have dissipated, global markets and economies continue to contend with the ongoing and long-term impact of COVID-19. It is unknown how long events related to the pandemic will persist, whether they will reoccur in the future, and what additional implications may follow from the pandemic. The impact of these events and other epidemics or pandemics in the future could adversely affect Fund performance.
Recent Geopolitical Events. Geopolitical tensions introduce uncertainty into global markets. For example, Russia’s military invasion of Ukraine in February 2022, the resulting responses by the United States and other countries, and the potential for wider conflict could increase volatility and uncertainty in the financial markets and adversely affect regional and global economies. The United States and other countries have imposed broad-ranging economic sanctions on Russia and certain Russian individuals, banking entities and corporations, and Belarus as a response to Russia’s invasion of Ukraine, and may impose sanctions on other countries that provide military or economic support to Russia. The extent and duration of Russia’s military actions and the repercussions of such actions (including any retaliatory actions or countermeasures that may be taken by those subject to sanctions, including cyber-attacks) are impossible to predict, but could result in significant market disruptions, including in certain industries or sectors, such as the oil and natural gas markets, and may negatively affect global supply chains, inflation and global growth.
Similarly, escalations beginning in October 2023 of the ongoing Israel-Hamas conflict present a potential risk for wider conflict that could negatively affect financial markets due to a myriad of interconnected factors. This conflict could disrupt regional trade and supply chains, potentially affecting U.S. businesses with exposure to the region. For example, attacks on commercial vessels transiting through the Red Sea, commonly referred to as the Red Sea crisis, have led to disruption of international maritime trade and the global supply chain, which has had a direct impact on countries and regions that rely on such routes for the supply of energy and/or food and companies that typically ship goods or receive components by way of the Red Sea. In addition, recent U.S. military operations in Iran could lead to significant geopolitical instability, including retaliatory attacks, disruption of critical energy infrastructure and shipping lanes such as the Strait of Hormuz, and broader regional conflict, which in turn may cause sharp volatility across global financial markets and commodity prices. Such developments may adversely affect the Fund through increased market uncertainty, reduced liquidity, higher inflation and interest rate pressures, and potential declines in asset valuations across multiple sectors and geographies. The Middle East plays a pivotal role in the global energy sector, and prolonged instability could impact oil prices, leading to increased costs for businesses and consumers.
These conflicts and others, and any related events could significantly impact the Fund’s performance and the value of an investment in the Fund, even if the Fund does not have direct exposure.
DESCRIPTION OF PERMITTED INVESTMENTS
The following are descriptions of the Fund’s permitted investments and investment practices and the associated risk factors. The Fund will only invest in any of the following instruments or engage in any of the following investment practices if such investment or activity is consistent with the Fund’s investment objective and permitted by the Fund’s stated investment policies.
Borrowing
The Fund may borrow money to the extent permitted under the 1940 Act, as such may be interpreted or modified by regulatory authorities having jurisdiction, from time to time. Borrowing for investment purposes is one form of leverage. Leveraging investments by purchasing securities with borrowed money is a speculative technique that increases investment risk, but also increases investment opportunity. Because substantially all of the Fund’s assets will fluctuate in value, whereas the interest obligations on borrowings may be fixed, the NAV per share of the Fund will increase more when the Fund’s portfolio assets increase in value and decrease more
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when the Fund’s portfolio assets decrease in value than would otherwise be the case. Moreover, interest costs on borrowings may fluctuate with changing market rates of interest and may partially offset or exceed the returns on the borrowed funds. Under adverse conditions, the Fund might have to sell portfolio securities to meet interest or principal payments at a time when investment considerations would not favor such sales.
The Fund also may borrow money to facilitate management of the Fund’s portfolio by enabling the Fund to meet redemption requests when the liquidation of portfolio instruments would be inconvenient or disadvantageous. Such borrowing is not for investment purposes and will be repaid by the Fund promptly. As required by the 1940 Act, the Fund must maintain continuous asset coverage (total assets, including assets acquired with borrowed funds, less liabilities exclusive of borrowings) of 300% of all amounts borrowed. If, at any time, the value of the Fund’s assets should fail to meet this 300% coverage test, the Fund, within three days (not including Sundays and holidays), will reduce the amount of the Fund’s borrowings to the extent necessary to meet this 300% coverage requirement. Maintenance of this percentage limitation may result in the sale of portfolio securities at a time when investment considerations otherwise indicate that it would be disadvantageous to do so.
Borrowing will tend to exaggerate the effect on NAV of any increase or decrease in the market value of the Fund’s portfolio. Money borrowed will be subject to interest costs that may or may not be recovered by earnings on the securities purchased. The Fund also may be required to maintain minimum average balances in connection with a borrowing or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate. In addition to the foregoing, the Fund is authorized to borrow money as a temporary measure for extraordinary or emergency purposes in amounts not in excess of 5% of the value of the Fund’s total assets. Borrowings for extraordinary or emergency purposes are not subject to the foregoing 300% asset coverage requirement.
Depositary Receipts
To the extent the Fund invests in stocks of foreign corporations, the Fund’s investment in securities of foreign companies may be in the form of depositary receipts or other securities convertible into securities of foreign issuers. American Depositary Receipts (“ADRs”) are dollar-denominated receipts representing interests in the securities of a foreign issuer, which securities may not necessarily be denominated in the same currency as the securities into which they may be converted. ADRs are receipts typically issued by U.S. banks and trust companies which evidence ownership of underlying securities issued by a foreign corporation. Generally, ADRs in registered form are designed for use in domestic securities markets and are traded on exchanges or over-the-counter in the United States.
Global Depositary Receipts (“GDRs”), European Depositary Receipts (“EDRs”), and International Depositary Receipts (“IDRs”) are similar to ADRs in that they are certificates evidencing ownership of shares of a foreign issuer; however, GDRs, EDRs, and IDRs may be issued in bearer form and denominated in other currencies and are generally designed for use in specific or multiple securities markets outside the U.S. EDRs, for example, are designed for use in European securities markets, while GDRs are designed for use throughout the world. Depositary receipts will not necessarily be denominated in the same currency as their underlying securities.
The Fund will not invest in any unlisted depositary receipts or any depositary receipt that the Adviser deems to be illiquid or for which pricing information is not readily available. In addition, all depositary receipts generally must be sponsored. However, the Fund may invest in unsponsored depositary receipts under certain limited circumstances. The issuers of unsponsored depositary receipts are not obligated to disclose material information in the United States and, therefore, there may be less information available regarding such issuers and there may not be a correlation between such information and the value of the depositary receipts.
Equity Securities
Equity securities, such as the common stock of an issuer, are subject to stock market fluctuations and, therefore, may experience volatile changes in value as market conditions, consumer sentiment, or the financial condition of the issuers change. A decrease in value of the equity securities in the Fund’s portfolio may also cause the value of the Fund’s Shares to decline. An investment in the Fund should be made with an understanding of the risks inherent in an investment in equity securities, including the risk that the financial condition of issuers may become impaired or that the general condition of the stock market may deteriorate (either of which may cause a decrease in the value of the Fund’s portfolio securities and therefore a decrease in the value of Shares).
Common stocks are susceptible to general stock market fluctuations and to volatile increases and decreases in value as market confidence and perceptions change. These investor perceptions are based on various and unpredictable factors, including expectations regarding government, economic, monetary, and fiscal policies; inflation and interest rates; economic expansion or contraction; and global or regional political, economic, or banking crises.
Holders of common stocks incur more risk than holders of preferred stocks and debt obligations because common stockholders, as owners of the issuer, generally have inferior rights to receive payments from the issuer in comparison with the rights of creditors or holders of debt obligations or preferred stocks. Further, unlike debt securities, which typically have a stated principal amount payable at maturity (whose value, however, is subject to market fluctuations prior thereto), or preferred stocks, which typically have a liquidation preference, and which may have stated optional or mandatory redemption provisions, common stocks have neither a fixed principal amount nor a maturity. Common stock values are subject to market fluctuations as long as the common stock remains outstanding.
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Types of Equity Securities include:
Common Stocks — Common stocks represent units of ownership in a company. Common stocks usually carry voting rights and earn dividends. Unlike preferred stocks, which are described below, dividends on common stocks are not fixed but are declared at the discretion of the company’s board of directors.
Preferred Stocks — Preferred stocks also are units of ownership in a company. Preferred stocks normally have preference over common stocks in the payment of dividends and the liquidation of the company. However, in all other respects, preferred stocks are subordinated to the liabilities of the issuer. Unlike common stocks, preferred stocks are generally not entitled to vote on corporate matters. Types of preferred stocks include adjustable-rate preferred stock, fixed dividend preferred stock, perpetual preferred stock, and sinking fund preferred stock.
Generally, the market values of preferred stocks with a fixed dividend rate and no conversion element vary inversely with interest rates and perceived credit risk.
Rights and Warrants — A right is a privilege granted to existing shareholders of a corporation to subscribe to shares of a new issue of common stock before it is issued. Rights normally have a short life of usually two to four weeks, are freely transferable, and entitle the holder to buy the new common stock at a lower price than the public offering price. Warrants are securities that are usually issued together with a debt security or preferred stock and that give the holder the right to buy a proportionate amount of common stock at a specified price. Warrants are freely transferable and are traded on major exchanges. Unlike rights, warrants normally have a life that is measured in years and entitles the holder to buy common stock of a company at a price that is usually higher than the market price at the time the warrant is issued. Corporations often issue warrants to make the accompanying debt security more attractive.
An investment in warrants and rights may entail greater risks than certain other types of investments. Generally, rights and warrants do not carry the right to receive dividends or exercise voting rights with respect to the underlying securities, and they do not represent any rights in the assets of the issuer. In addition, their value does not necessarily change with the value of the underlying securities, and they cease to have value if they are not exercised on or before their expiration date. Investing in rights and warrants increases the potential profit or loss to be realized from the investment as compared with investing the same amount in the underlying securities.
Small-Capitalization Companies — The securities of small-capitalization companies may be more vulnerable to adverse issuer, market, political, or economic developments than securities of larger-capitalization companies. The securities of small-capitalization companies generally trade in lower volumes and are subject to greater and more unpredictable price changes than larger capitalization stocks or the stock market as a whole. Some small-capitalization companies have limited product lines, markets, and financial and managerial resources and tend to concentrate on fewer geographical markets relative to larger capitalization companies. There is typically less publicly available information concerning small-capitalization companies than for larger, more established companies. Small-capitalization companies also may be particularly sensitive to changes in interest rates, government regulation, borrowing costs, and earnings.
Tracking Stocks — A tracking stock is a separate class of common stock whose value is linked to a specific business unit or operating division within a larger company and which is designed to “track” the performance of such business unit or division. The tracking stock may pay dividends to shareholders independent of the parent company. The parent company, rather than the business unit or division, generally is the issuer of tracking stock. However, holders of the tracking stock may not have the same rights as holders of the company’s common stock.
Illiquid Investments
The Fund may not acquire any illiquid investment if, immediately after the acquisition, the Fund would have invested more than 15% of its net assets in illiquid investments. An illiquid investment means any investment that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. If illiquid investments exceed 15% of the Fund’s net assets, certain remedial actions will be taken as required by Rule 22e-4 under the 1940 Act and the Fund’s policies and procedures.
The Fund may not be able to sell illiquid securities when the Adviser considers it desirable to do so or may have to sell such securities at a price that is lower than the price that could be obtained if the securities were more liquid. In addition, the sale of illiquid securities may require more time and may result in higher dealer discounts and other selling expenses than does the sale of securities that are not illiquid. Illiquid securities also may be more difficult to value due to the unavailability of reliable market quotations for such securities, and investment in illiquid securities may have an adverse impact on NAV.
Investment Company Securities
The Fund may invest in the securities of other investment companies, including ETFs, mutual funds, and money market funds, subject to applicable limitations under Section 12(d)(1) of the 1940 Act and the rules thereunder. Pursuant to Section 12(d)(1), the Fund may invest in the securities of another investment company (the “acquired company”) provided that the Fund, immediately after such purchase or acquisition, does not own in the aggregate: (i) more than 3% of the total outstanding voting stock of the acquired company; (ii) securities issued by the acquired company having an aggregate value in excess of 5% of the value of the total assets of the Fund; or (iii) securities issued by the acquired company and all other investment companies (other than treasury stock of the Fund)
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having an aggregate value in excess of 10% of the value of the total assets of the Fund. Under certain circumstances, including in compliance with Rule 12d1-4 under the 1940 Act, the Fund may invest its assets in securities of investment companies, including money market funds, in excess of the limits discussed above.
Investing in another pooled vehicle exposes the Fund to all the risks of that pooled vehicle. In addition, if the Fund invests in and, thus, is a shareholder of, another investment company, the Fund’s shareholders will indirectly bear the Fund’s proportionate share of the fees and expenses paid by such other investment company, including advisory fees, in addition to both the management fees payable directly by the Fund to the Fund’s own investment adviser and the other expenses that the Fund bears directly in connection with the Fund’s own operations.
Non-U.S. Securities
The Fund may invest in non-U.S. securities. Investments in non-U.S. securities involve certain risks that may not be present in investments in U.S. securities. For example, non-U.S. securities may be subject to currency risks or to foreign government taxes. There may be less information publicly available about a non-U.S. issuer than about a U.S. issuer, and a foreign issuer may or may not be subject to uniform accounting, auditing and financial reporting standards and practices comparable to those in the U.S. Other risks of investing in such securities include political or economic instability in the country involved, the difficulty of predicting international trade patterns and the possibility of imposition of exchange controls. The prices of such securities may be more volatile than those of domestic securities. With respect to certain foreign countries, there is a possibility of expropriation of assets or nationalization, imposition of withholding taxes on dividend or interest payments, difficulty in obtaining and enforcing judgments against foreign entities or diplomatic developments which could affect investment in these countries. Losses and other expenses may be incurred in converting between various currencies in connection with purchases and sales of foreign securities. Since foreign exchanges may be open on days when the Fund does not price its Shares, the value of the securities in the Fund’s portfolio may change on days when shareholders will not be able to purchase or sell the Fund’s Shares. Conversely, Shares may trade on days when foreign exchanges are closed. Each of these factors can make investments in the Fund more volatile and potentially less liquid than other types of investments.
Non-U.S. stock markets may not be as developed or efficient as, and may be more volatile than, those in the U.S. While the volume of shares traded on non-U.S. stock markets generally has been growing, such markets usually have substantially less volume than U.S. markets. Therefore, the Fund’s investment in non-U.S. equity securities may be less liquid and subject to more rapid and erratic price movements than comparable securities listed for trading on U.S. exchanges. Non-U.S. equity securities may trade at price/earnings multiples higher than comparable U.S. securities and such levels may not be sustainable. There may be less government supervision and regulation of foreign stock exchanges, brokers, banks and listed companies abroad than in the U.S. Moreover, settlement practices for transactions in foreign markets may differ from those in U.S. markets. Such differences may include delays beyond periods customary in the U.S. and practices, such as delivery of securities prior to receipt of payment, that increase the likelihood of a failed settlement, which can result in losses to the Fund. The value of non-U.S. investments and the investment income derived from them also may be affected unfavorably by changes in currency exchange control regulations. Foreign brokerage commissions, custodial expenses and other fees also are generally higher than for securities traded in the U.S. This may cause the Fund to incur higher portfolio transaction costs than domestic equity funds. Fluctuations in exchange rates also may affect the earning power and asset value of the foreign entity issuing a security, even one denominated in U.S. dollars. Dividend and interest payments may be repatriated based on the exchange rate at the time of disbursement, and restrictions on capital flows may be imposed.
Other Short-Term Instruments
The Fund may invest in short-term instruments, including money market instruments, on an ongoing basis to provide liquidity or for other reasons. Money market instruments are generally short-term investments that may include but are not limited to: (i) shares of money market funds; (ii) obligations issued or guaranteed by the U.S. government, its agencies, or instrumentalities (including government-sponsored enterprises); (iii) negotiable certificates of deposit (“CDs”), bankers’ acceptances, fixed time deposits and other obligations of U.S. and foreign banks (including foreign branches) and similar institutions; (iv) commercial paper rated at the date of purchase “Prime-1” by Moody’s or “A-1” by S&P or, if unrated, of comparable quality as determined by the Adviser; (v) non-convertible corporate debt securities (e.g., bonds and debentures) with remaining maturities at the date of purchase of not more than 397 days and that satisfy the rating requirements set forth in Rule 2a-7 under the 1940 Act; and (vi) short-term U.S. dollar-denominated obligations of foreign banks (including U.S. branches) that, in the opinion of the Adviser, are of comparable quality to obligations of U.S. banks which may be purchased by the Fund. Any of these instruments may be purchased on a current or a forward-settled basis. Money market instruments also include shares of money market funds. Time deposits are non-negotiable deposits maintained in banking institutions for specified periods of time at stated interest rates. Bankers’ acceptances are time drafts drawn on commercial banks by borrowers, usually in connection with international transactions.
Repurchase Agreements
The Fund may invest in repurchase agreements with commercial banks, brokers, or dealers to generate income from its excess cash balances and to invest in securities lending cash collateral. A repurchase agreement is an agreement under which the Fund acquires a financial instrument (e.g., a security issued by the U.S. government or an agency thereof, a banker’s acceptance or a certificate of deposit) from a seller, subject to resale to the seller at an agreed-upon price and date (normally, the next business day). A repurchase
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agreement may be considered a loan collateralized by securities. The resale price reflects an agreed upon interest rate effective for the period the instrument is held by the Fund and is unrelated to the interest rate on the underlying instrument.
In these repurchase agreement transactions, the securities acquired by the Fund (including accrued interest earned thereon) must have a total value in excess of the value of the repurchase agreement and are held by the Fund’s custodian until repurchased. No more than an aggregate of 15% of the Fund’s net assets will be invested in illiquid investments, including repurchase agreements having maturities longer than seven days and securities subject to legal or contractual restrictions on resale, or for which there are no readily available market quotations.
The use of repurchase agreements involves certain risks. For example, if the other party to the agreement defaults on its obligation to repurchase the underlying security at a time when the value of the security has declined, the Fund may incur a loss upon disposition of the security. If the other party to the agreement becomes insolvent and subject to liquidation or reorganization under the U.S. Bankruptcy Code or other laws, a court may determine that the underlying security is collateral for a loan by the Fund not within the control of the Fund and, therefore, the Fund may not be able to substantiate its interest in the underlying security and may be deemed an unsecured creditor of the other party to the agreement.
Securities Lending
The Fund may lend portfolio securities in an amount up to one-third of its total assets to brokers, dealers, and other financial institutions. In a portfolio securities lending transaction, the Fund receives from the borrower an amount equal to the interest paid or the dividends declared on the loaned securities during the term of the loan as well as the interest on the collateral securities, less any fees (such as finder’s or administrative fees) the Fund pays in arranging the loan. The Fund may share the interest it receives on the collateral securities with the borrower. The terms of the Fund’s loans permit it to reacquire loaned securities on five business days’ notice or in time to vote on any important matter. Loans are subject to termination at the option of the Fund or borrower at any time, and the borrowed securities must be returned when the loan is terminated. The Fund may pay fees to arrange for securities loans.
The SEC currently requires that the following conditions must be met whenever the Fund’s portfolio securities are loaned: (1) the Fund must receive at least 100% cash collateral from the borrower; (2) the borrower must increase such collateral whenever the market value of the securities rises above the level of such collateral; (3) the Fund must be able to terminate the loan at any time; (4) the Fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions on the loaned securities, and any increase in market value; (5) the Fund may pay only reasonable custodian fees approved by the Board in connection with the loan; (6) while voting rights on the loaned securities may pass to the borrower, the Board must terminate the loan and regain the right to vote the securities if a material event adversely affecting the investment occurs; and (7) the Fund may not loan its portfolio securities so that the value of the loaned securities is more than one-third of its total asset value, including collateral received from such loans. These conditions may be subject to future modification. Such loans will be terminable at any time upon specified notice. The Fund might experience the risk of loss if the institution with which it has engaged in a portfolio loan transaction breaches its agreement with the Fund. In addition, the Fund will not enter into any portfolio security lending arrangement having a duration of longer than one year. The principal risk of portfolio lending is potential default or insolvency of the borrower. In either of these cases, the Fund could experience delays in recovering securities or collateral or could lose all or part of the value of the loaned securities. As part of participating in a lending program, the Fund may be required to invest in collateralized debt or other securities that bear the risk of loss of principal. In addition, all investments made with the collateral received are subject to the risks associated with such investments. If such investments lose value, the Fund will have to cover the loss when repaying the collateral.
Any loans of portfolio securities are fully collateralized based on values that are marked-to-market daily. Any securities that the Fund may receive as collateral will not become part of the Fund’s investment portfolio at the time of the loan and, in the event of a default by the borrower, the Fund will, if permitted by law, dispose of such collateral except for such part thereof that is a security in which the Fund is permitted to invest. During the time securities are on loan, the borrower will pay the Fund any accrued income on those securities, and the Fund may invest the cash collateral and earn income or receive an agreed-upon fee from a borrower that has delivered cash-equivalent collateral.
Tax Risks
As with any investment, you should consider how your investment in Shares will be taxed. The tax information in the Prospectus and this SAI is provided as general information. You should consult your own tax professional about the tax consequences of an investment in Shares.
The Fund intends to qualify annually to be treated as a RIC under the Code. To qualify as a RIC under the Code, the Fund must invest in assets which produce the types of income specified in the Code and the Treasury regulations (“Qualifying Income”). Whether the income from certain derivatives, swaps, commodity-linked derivatives and other commodity/natural resource-related securities is Qualifying Income is not entirely clear.
In addition, the Fund’s transactions in financial instruments, including, but not limited to, options, futures contracts, and hedging transactions, will be subject to special tax rules (which may include mark-to-market, constructive sale, wash sale, straddle rules, and short sale rules), the effect of which may be to accelerate income to the Fund, defer losses to the Fund, cause adjustments in the holding periods of the Fund’s securities, convert long-term capital gains into short-term capital gains or convert short-term capital
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losses into long-term capital losses. These rules could, therefore, affect the amount, timing and character of distributions to the Fund’s shareholders. The Fund’s use of such transactions may result in it realizing more short-term capital gains and ordinary income, in each case subject to U.S. federal income tax at higher ordinary income tax rates, than it would if it did not engage in such transactions.
As with any investment, you should consider how your investment in Shares will be taxed. The tax information in the Prospectus and this SAI is provided as general information. You should consult your own tax professional about the tax consequences of an investment in Shares.
U.S. Government Securities
The Fund may invest in U.S. government securities. Securities issued or guaranteed by the U.S. government, or its agencies or instrumentalities, include U.S. Treasury securities, which are backed by the full faith and credit of the U.S. Treasury, and which differ only in their interest rates, maturities, and times of issuance. U.S. Treasury bills have initial maturities of one year or less; U.S. Treasury notes have initial maturities of one to ten years; and U.S. Treasury bonds generally have initial maturities of greater than ten years. Certain U.S. government securities are issued or guaranteed by agencies or instrumentalities of the U.S. government, including, but not limited to, obligations of U.S. government agencies or instrumentalities such as the Federal National Mortgage Association (“Fannie Mae”), the Government National Mortgage Association (“Ginnie Mae”), the Small Business Administration, the Federal Farm Credit Administration, the Federal Home Loan Banks, Banks for Cooperatives (including the Central Bank for Cooperatives), the Federal Land Banks, the Federal Intermediate Credit Banks, the Tennessee Valley Authority, the Export-Import Bank of the United States, the Commodity Credit Corporation, the Federal Financing Bank, the Student Loan Marketing Association, the National Credit Union Administration, and the Federal Agricultural Mortgage Corporation.
Some obligations issued or guaranteed by U.S. government agencies and instrumentalities, including, for example, Ginnie Mae pass- through certificates, are supported by the full faith and credit of the U.S. Treasury. Other obligations issued by or guaranteed by federal agencies, such as those securities issued by Fannie Mae, are supported by the discretionary authority of the U.S. government to purchase certain obligations of the federal agency, while other obligations issued by or guaranteed by federal agencies, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Treasury. While the U.S. government provides financial support to such U.S. government-sponsored federal agencies, no assurance can be given that the U.S. government will always do so, since the U.S. government is not so obligated by law. U.S. Treasury notes and bonds typically pay coupon interest semi-annually and repay the principal at maturity.
On September 7, 2008, the U.S. Treasury announced a federal takeover of Fannie Mae and the Federal Home Loan Mortgage Corporation (“Freddie Mac”), placing the two federal instrumentalities in conservatorship. Under the takeover, the U.S. Treasury agreed to acquire $1 billion of senior preferred stock of each instrumentality and obtained warrants for the purchase of common stock of each instrumentality (the “Senior Preferred Stock Purchase Agreement” or “Agreement”). Under the Agreement, the U.S. Treasury pledged to provide up to $200 billion per instrumentality as needed, including the contribution of cash capital to the instrumentalities in the event their liabilities exceed their assets. This was intended to ensure that the instrumentalities maintain a positive net worth and meet their financial obligations, preventing mandatory triggering of receivership. On December 24, 2009, the U.S. Treasury announced that it was amending the Agreement to allow the $200 billion cap on the U.S. Treasury’s funding commitment to increase as necessary to accommodate any cumulative reduction in net worth over the next three years. As a result of this Agreement, the investments of holders, including the Fund, of mortgage-backed securities and other obligations issued by Fannie Mae and Freddie Mac are protected.
The total public debt of the United States as a percentage of gross domestic product has grown rapidly since the beginning of the 2008-2009 financial downturn. Although high debt levels do not necessarily indicate or cause economic problems, they may create certain systemic risks if sound debt management practices are not implemented. A high national debt can raise concerns that the U.S. government will not be able to make principal or interest payments when they are due. In August 2011, S&P lowered its long-term sovereign credit rating on the U.S. In explaining the downgrade at that time, S&P cited, among other reasons, controversy over raising the statutory debt limit and growth in public spending. In August 2023, Fitch Ratings also downgraded its U.S. debt rating from AAA to AA+, citing expected fiscal deterioration over the next three years and repeated down-to-the-wire debt ceiling negotiations. In May 2025, Moody’s lowered the long-term issuer rating of the U.S. to Aa1 from Aaa to reflect over a decade of increasing government debt and high interest payment ratios relative to similarly rated sovereigns.
An increase in national debt levels also may necessitate the need for the U.S. Congress to negotiate adjustments to the statutory debt ceiling to increase the cap on the amount the U.S. government is permitted to borrow to meet its existing obligations and finance current budget deficits. Future downgrades could increase volatility in domestic and foreign financial markets, result in higher interest rates, lower prices of U.S. Treasury securities and increase the costs of different kinds of debt. Any controversy or ongoing uncertainty regarding the statutory debt ceiling negotiations may impact the U.S. long-term sovereign credit rating and may cause market uncertainty. As a result, market prices and yields of securities supported by the full faith and credit of the U.S. government may be adversely affected.
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When-Issued Securities
A when-issued security is one whose terms are available and for which a market exists, but which has not been issued. When the Fund engages in when-issued transactions, it relies on the other party to consummate the sale. If the other party fails to complete the sale, the Fund may miss the opportunity to obtain the security at a favorable price or yield.
When purchasing a security on a when-issued basis, the Fund assumes the rights and risks of ownership of the security, including the risk of price and yield changes. At the time of settlement, the value of the security may be more or less than the purchase price. The yield available in the market when the delivery takes place also may be higher than those obtained in the transaction itself. Because the Fund does not pay for the security until the delivery date, these risks are in addition to the risks associated with its other investments.
Decisions to enter into “when-issued” transactions will be considered on a case-by-case basis when necessary to maintain continuity in a company’s index membership.
INVESTMENT RESTRICTIONS
The Trust has adopted the following investment restrictions as fundamental policies with respect to the Fund. These restrictions cannot be changed with respect to the Fund without the approval of the holders of a majority of that Fund’s outstanding voting securities. For the purposes of the 1940 Act, a “majority of outstanding shares” means the vote of the lesser of: (1) 67% or more of the voting securities of the Fund present at the meeting if the holders of more than 50% of the Fund’s outstanding voting securities are present or represented by proxy; or (2) more than 50% of the outstanding voting securities of the Fund.
Except with the approval of a majority of the outstanding voting securities, the Fund may not:
1.Borrow money or issue senior securities (as defined under the 1940 Act), except to the extent permitted under the 1940 Act.
2.Make loans, except to the extent permitted under the 1940 Act.
3.Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments, except to the extent permitted under the 1940 Act. This shall not prevent the Fund from investing in securities or other instruments backed by real estate, real estate investment trusts (“REITs”), or securities of companies engaged in the real estate business.
4.Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments, except to the extent permitted under the 1940 Act. This shall not prevent the Fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities.
5.Underwrite securities issued by other persons, except to the extent permitted under the 1940 Act.
6.Concentrate its investments (i.e., hold more than 25% of its total assets) in any industry or group of related industries (as defined in the 1940 Act), except that, to the extent the Index (as defined in the Prospectus) concentrates (i.e., holds more than 25% of its total assets) in the securities of a particular industry or group of related industries, the Fund will concentrate its investments to approximately the same extent as the Index. For purposes of this limitation, securities of the U.S. government (including its agencies and instrumentalities), repurchase agreements collateralized by U.S. government securities, registered investment companies, and tax-exempt securities of state or municipal governments and their political subdivisions are not considered to be issued by members of any industry.*
* For purposes of this policy, the issuer of the underlying security will be deemed to be the issuer of any respective depositary receipt.
In addition to the investment restrictions adopted as fundamental policies as set forth above, the Fund has adopted the following non-fundamental restrictions, which may be changed without a shareholder vote upon 60 days’ notice.
1.    Under normal circumstances, at least 80% of the Fund’s net assets, plus borrowings for investment purposes, will be invested in Icelandic equity securities. For purposes of this policy, the Fund considers only the “local” companies in the Index to be Icelandic equity securities.
The following descriptions of certain provisions of the 1940 Act may assist investors in understanding the above policies and restrictions:
Borrowing. The 1940 Act presently allows a fund to borrow from any bank (including pledging, mortgaging, or hypothecating assets) in an amount up to 33 1/3% of its total assets (not including temporary borrowings not in excess of 5% of its total assets).
Senior Securities. For purposes of fundamental policy no. 1 above, senior securities may include any obligation or instrument constituting a security issued by the Fund and evidencing indebtedness or a future payment obligation. The 1940 Act generally prohibits funds from issuing senior securities other than borrowing from a bank subject to specific asset coverage requirements. The 1940 Act prohibitions and restrictions on the issuance of senior securities are designed to protect shareholders from the potentially adverse effects of a fund’s issuance of senior securities, including, in particular, the risks associated with excessive leverage of a fund’s assets. Certain types of derivatives give rise to future payment obligations and therefore also may be considered to be senior securities. Rule 18f-4 under the 1940 Act permits funds that comply with the conditions therein to enter into certain types of derivatives transactions notwithstanding the prohibitions and restrictions on the issuance of senior securities under the 1940 Act. To
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the extent consistent with its investment strategies, the Fund may invest in derivatives in compliance with the conditions set forth in Rule 18f-4 under the 1940 Act.
Lending. Under the 1940 Act, a fund may only make loans if expressly permitted by its investment policies.
Real Estate and Commodities. The 1940 Act does not directly restrict an investment company’s ability to invest in real estate or commodities, but does require that every investment company have a fundamental investment policy governing such investments.
Underwriting. Under the 1940 Act, underwriting securities involves a fund purchasing securities directly from an issuer for the purpose of selling (distributing) them or participating in any such activity either directly or indirectly.
If a percentage limitation is adhered to at the time of investment or contract, a later increase or decrease in percentage resulting from any change in value or total or net assets will not result in a violation of such restriction, except that the percentage limitation with respect to the borrowing of money will be observed continuously.
EXCHANGE LISTING AND TRADING
Shares are listed for trading and trade throughout the day on the Exchange.
There can be no assurance that the Fund will continue to meet the requirements of the Exchange necessary to maintain the listing of Shares. The Exchange will consider the suspension of trading in, and will initiate delisting proceedings of, the Shares under any of the following circumstances: (i) if any of the requirements set forth in the Exchange rules are not continuously maintained, including compliance with Rule 6c-11(c) under the 1940 Act; (ii) if, following the initial 12-month period beginning at the commencement of trading of the Fund, there are fewer than 50 beneficial owners of the Shares of the Fund; or (iii) if such other event shall occur or condition shall exist that, in the opinion of the Exchange, makes further dealings on the Exchange inadvisable. The Exchange will remove the Shares of the Fund from listing and trading upon termination of the Fund.
The Trust reserves the right to adjust the price levels of Shares in the future to help maintain convenient trading ranges for investors. Any adjustments would be accomplished through stock splits or reverse stock splits, which would have no effect on the net assets of the Fund.
MANAGEMENT OF THE TRUST
Board Responsibilities. The management and affairs of the Trust and its series are overseen by the Board, which elects the officers of the Trust who are responsible for administering the day-to-day operations of the Trust and the Fund. The Board has approved contracts, as described below, under which certain companies provide essential services to the Trust.
The day-to-day business of the Trust, including the management of risk, is performed by third-party service providers, such as the Adviser, the Distributor, and the Administrator. The Board is responsible for overseeing the Trust’s service providers and, thus, has oversight responsibility with respect to risk management performed by those service providers. Risk management seeks to identify and address risks, i.e., events or circumstances that could have material adverse effects on the business, operations, shareholder services, investment performance or reputation of the Fund. The Fund and its service providers employ a variety of processes, procedures and controls to identify various of those possible events or circumstances, to lessen the probability of their occurrence and/or to mitigate the effects of such events or circumstances if they do occur. Each service provider is responsible for one or more discrete aspects of the Trust’s business (e.g., the Adviser is responsible for the day-to-day management of the Fund’s portfolio investments) and, consequently, for managing the risks associated with that business. The Board has emphasized to the Fund’s service providers the importance of maintaining vigorous risk management.
The Board’s role in risk oversight begins before the inception of the Fund, at which time certain of the Fund’s service providers present the Board with information concerning the investment objective, strategies and risks of the Fund as well as proposed investment limitations for the Fund. Additionally, the Adviser provides the Board with an overview of, among other things, its investment philosophy, brokerage practices and compliance infrastructure. Thereafter, the Board continues its oversight function of various personnel, including the Trust’s Chief Compliance Officer, as well as personnel of the Adviser, and other service providers such as the Fund’s independent registered public accounting firm, who make periodic reports to the Audit Committee or to the Board with respect to various aspects of risk management. The Board and the Audit Committee oversee efforts by management and service providers to manage risks to which the Fund may be exposed.
The Board is responsible for overseeing the nature, extent, and quality of the services provided to the Fund by the Adviser and receives information about those services at its regular meetings. In addition, on an annual basis (following the initial two-year period), in connection with its consideration of whether to renew the Advisory Agreement (defined below) with the Adviser, the Board or its designee may meet with the Adviser to review such services. Among other things, the Board regularly considers the Adviser’s adherence to the Fund’s investment restrictions and compliance with various Fund policies and procedures and with applicable securities regulations. The Board also reviews information about the Fund’s performance and investments, including, for example, portfolio holdings schedules.
The Trust’s Chief Compliance Officer reports regularly to the Board to review and discuss compliance issues and Fund and Adviser risk assessments. At least annually, the Trust’s Chief Compliance Officer provides the Board with a report reviewing the adequacy and
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effectiveness of the Trust’s policies and procedures and those of its service providers, including the Adviser. The report addresses the operation of the policies and procedures of the Trust and each service provider since the date of the last report; any material changes to the policies and procedures since the date of the last report; any recommendations for material changes to the policies and procedures; and any material compliance matters since the date of the last report.
The Board receives reports from the Fund’s service providers regarding operational risks and risks related to the valuation and liquidity of portfolio securities. Annually, the Fund’s independent registered public accounting firm reviews with the Audit Committee its audit of the Fund’s financial statements, focusing on major areas of risk encountered by the Fund and noting any significant deficiencies or material weaknesses in the Fund’s internal controls. Additionally, in connection with its oversight function, the Board oversees Fund management’s implementation of disclosure controls and procedures, which are designed to ensure that information required to be disclosed by the Trust in its periodic reports with the SEC are recorded, processed, summarized, and reported within the required time periods. The Board also oversees the Trust’s internal controls over financial reporting, which comprise policies and procedures designed to provide reasonable assurance regarding the reliability of the Trust’s financial reporting and the preparation of the Trust’s financial statements.
From their review of these reports and discussions with the Adviser, the Chief Compliance Officer, the independent registered public accounting firm and other service providers, the Board and the Audit Committee learn in detail about the material risks of the Fund, thereby facilitating a dialogue about how management and service providers identify and mitigate those risks.
The Board recognizes that not all risks that may affect the Fund can be identified and/or quantified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks (such as investment-related risks) to achieve the Fund’s goals, and that the processes, procedures and controls employed to address certain risks may be limited in their effectiveness. Moreover, reports received by the Board as to risk management matters are typically summaries of the relevant information. Most of the Fund’s investment management and business affairs are carried out by or through the Adviser, and other service providers, each of which has an independent interest in risk management but whose policies and the methods by which one or more risk management functions are carried out may differ from the Trust’s and each other’s in the setting of priorities, the resources available or the effectiveness of relevant controls. As a result of the foregoing and other factors, the Board’s ability to monitor and manage risk, as a practical matter, is subject to limitations.
Members of the Board. There are three members of the Board, none of whom are interested persons of the Trust, as that term is defined in the 1940 Act (the “Independent Trustees”).
There is an Audit Committee of the Board that is chaired by an Independent Trustee and comprised solely of Independent Trustees. The Audit Committee chair presides at the Audit Committee meetings, participates in formulating agendas for Audit Committee meetings, and coordinates with management to serve as a liaison between the Independent Trustees and management on matters within the scope of responsibilities of the Audit Committee as set forth in its Board-approved charter. The Trust has not designated a lead Independent Trustee but has determined its leadership structure is appropriate given the specific characteristics and circumstances of the Trust. The Trust made this determination in consideration of, among other things, the fact that the Independent Trustees of the Trust constitute a super-majority of the Board, the number of Independent Trustees that constitute the Board, the amount of assets under management in the Trust, and the number of funds overseen by the Board. The Board also believes that its leadership structure facilitates the orderly and efficient flow of information to the Independent Trustees from Fund management.
Additional information about each Trustee of the Trust is set forth below. The address of each Trustee of the Trust is c/o U.S. Bank Global Fund Services, 615 East Michigan Street, Milwaukee, Wisconsin 53202.
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Name and Year of Birth	Position Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex* Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
John L. Jacobs Year of birth: 1959	Trustee and Audit Committee Chair	Indefinite term; since 2017**	Founder and CEO of Q3 Advisors, LLC (financial consulting firm) (since 2015); Chairman of VettaFi, LLC (2018-2024); Executive Director of Center for Financial Markets and Policy (2016–2022); Distinguished Policy Fellow and Executive Director, Center for Financial Markets and Policy, Georgetown University (2015–2022)	42	Independent Trustee, TEMA ETF Trust (since 2023) (1 portfolio); NEOS ETF Trust (since 2021) (3 portfolios); Director, tZERO Group, Inc. (since 2020); Independent Trustee, Procure ETF Trust II (since 2018) (2 portfolios)
Koji E. Felton Year of birth: 1961	Trustee	Indefinite term; since 2019	Retired; formerly Counsel, Kohlberg Kravis Roberts & Co. L.P. (investment firm) (2013–2015)	42	Independent Trustee, Series Portfolios Trust (since 2015) (19 portfolios)
Pamela H. Conroy Year of birth: 1961	Trustee, Chair, and Nominating and Governance Committee Chair	Indefinite term; since 2019	Retired; formerly Executive Vice President, Chief Operating Officer & Chief Compliance Officer, Institutional Capital Corporation (investment firm) (1994–2008)	42	Independent Trustee, Frontier Funds, Inc. (since 2020) (4 portfolios)
*    The Trust is the only registered investment company in the Fund Complex.
**    Mr. Jacobs began serving as a Trustee when the Trust was known by its former name, Active Weighting Funds ETF Trust.
Individual Trustee Qualifications. The Trust has concluded that each of the Trustees should serve on the Board because of their ability to review and understand information about the Fund provided to them by management, to identify and request other information they may deem relevant to the performance of their duties, to question management and other service providers regarding material factors bearing on the management and administration of the Fund, and to exercise their business judgment in a manner that serves the best interests of the Fund’s shareholders. The Trust has concluded that each of the Trustees should serve as a Trustee based on his or her own experience, qualifications, attributes and skills as described below.
The Trust has concluded that Mr. Jacobs should serve as a Trustee because of his substantial industry experience. He most recently served as the CEO of Q3 Advisors, LLC and as the Distinguished Policy Fellow and Executive Director of the Center for Financial Markets and Policy, and as Adjunct Professor of Finance at the McDonough School of Business at Georgetown University. He also served as Senior Advisor and principal consultant to Nasdaq’s CEO and President. Mr. Jacobs has been determined to qualify as an Audit Committee Financial Expert for the Trust.
The Trust has concluded that Mr. Felton should serve as a Trustee because of his substantial industry experience, including over two decades working in the asset management industry providing legal, regulatory compliance, governance and risk management advice to registered investment companies, their advisers and boards. Prior to that, he gained experience and perspective as a regulator while serving as an enforcement attorney and branch chief for the SEC. He also represented public companies and their boards of directors in securities class actions, derivative litigation and SEC investigations as a litigation associate at a national law firm. Mr. Felton currently serves as an independent trustee and chair of the nominating and governance committee of a mutual fund complex.
The Trust has concluded that Ms. Conroy should serve as a Trustee because of her substantial industry experience, including over 25 years of achievements at both a large, multi-location financial institution as well as a small, entrepreneurial firm. She has expertise in all facets of portfolio accounting, securities processing, trading operations, marketing, as well as legal and compliance.
In its periodic assessment of the effectiveness of the Board, the Board considers the complementary individual skills and experience of the individual Trustees primarily in the broader context of the Board’s overall composition so that the Board, as a body, possesses the appropriate (and appropriately diverse) skills and experience to oversee the business of the series of the Trust.
Board Committees. The Board has established the following standing committees of the Board:
Audit Committee. The Board has a standing Audit Committee that is composed of each of the Independent Trustees of the Trust. The Audit Committee operates under a written charter approved by the Board. The principal responsibilities of the Audit Committee include: recommending which firm to engage as the Fund’s independent registered public accounting firm and when and whether to terminate this relationship, as necessary; reviewing the independent registered public accounting firm’s compensation, the proposed scope and terms of its engagement, and the firm’s independence; pre-approving audit and non-audit services provided by the Fund’s independent registered public accounting firm to the Trust and certain other affiliated entities; serving as a channel of communication between the independent registered public accounting firm and the Trustees; reviewing the results of each external audit, including any qualifications in the independent registered public accounting firm’s opinion, any related management letter, management’s responses to recommendations made by the independent registered public accounting firm in connection with the audit, reports submitted to the
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Audit Committee by the internal auditing department of the Trust’s Administrator that are material to the Trust as a whole, if any, and management’s responses to any such reports; reviewing the Fund’s audited financial statements and considering any significant disputes between the Trust’s management and the independent registered public accounting firm that arose in connection with the preparation of those financial statements; considering, in consultation with the independent registered public accounting firm and the Trust’s senior internal accounting executive, if any, the independent registered public accounting firms’ report on the adequacy of the Trust’s internal financial controls; reviewing, in consultation with the Fund’s independent registered public accounting firm, major changes regarding auditing and accounting principles and practices to be followed when preparing the Fund’s financial statements; and other audit related matters. During the fiscal period ended December 31, 2025, the Audit Committee met four times.
The Audit Committee also serves as the Qualified Legal Compliance Committee (“QLCC”) for the Trust for the purpose of compliance with Rules 205.2(k) and 205.3(c) of the Code of Federal Regulations, regarding alternative reporting procedures for attorneys retained or employed by an issuer who appear and practice before the SEC on behalf of the issuer (the “issuer attorneys”). An issuer attorney who becomes aware of evidence of a material violation by the Trust, or by any officer, director, employee, or agent of the Trust, may report evidence of such material violation to the QLCC as an alternative to the reporting requirements of Rule 205.3(b) (which requires reporting to the chief legal officer and potentially “up the ladder” to other entities).
Nominating and Governance Committee. The Board has a standing Nominating and Governance Committee that is composed of each of the Independent Trustees of the Trust. The Nominating and Governance Committee operates under a written charter approved by the Board. The principal responsibility of the Nominating and Governance Committee is to consider, recommend and nominate candidates to fill vacancies on the Board, if any. The Nominating and Governance Committee generally will not consider nominees recommended by shareholders. The Nominating and Governance Committee meets periodically, as necessary. During the fiscal period ended December 31, 2025, the Nominating and Governance Committee met one time.
Principal Officers of the Trust. The officers of the Trust conduct and supervise the Trust’s and the Fund’s daily business. The address of each officer of the Trust is c/o U.S. Bank Global Fund Services, 615 East Michigan Street, Milwaukee, Wisconsin 53202. Additional information about each officer of the Trust is as follows:

Name and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Kacie G. Briody Year of birth: 1992	President and Principal Executive Officer	Indefinite term, March 2025	Vice President, U.S. Bancorp Fund Services, LLC (since 2025); Assistant Vice President, U.S. Bancorp Fund Services, LLC (2021-2025)
Travis G. Babich Year of birth: 1980	Treasurer and Principal Financial Officer	Indefinite term, September 2019	Vice President, U.S. Bancorp Fund Services, LLC (since 2005)
David J. Rantisi Year of birth: 1992	Assistant Treasurer	Indefinite term, March 2025	Assistant Vice President, U.S. Bancorp Fund Services, LLC (since 2014)
Chad E. Fickett Year of birth: 1973	Secretary	Indefinite term, June 2024	Vice President, U.S. Bancorp Fund Services, LLC (since 2024); Assistant General Counsel, The Northwestern Mutual Life Insurance Company (2007 to 2024)
Anjali E. Connors Year of birth: 1982	Chief Compliance Officer and Anti-Money Laundering Officer	Indefinite term, January 2026
Vice President, U.S. Bancorp Fund Services, LLC (since 2025); Associate Director, Investment Advisory Compliance, Robert W. Baird & Co. (2022 to 2025); Chief Compliance Officer, Strategas Asset Management, LLC (wholly owned by Baird Financial Corporation) (2022 to 2025); Director, Governance and Controls Advisor, CIBC Private Wealth Management (2018 to 2022)

Marissa J. Pawlinski Year of birth: 1996	Assistant Secretary	Indefinite term, June 2025
Assistant Vice President, U.S. Bancorp Fund Services, LLC (since 2023); Regulatory Administration Attorney, U.S. Bancorp Fund Services, LLC (since 2022); Judicial Law Clerk, Milwaukee County Circuit Court (2021-2022)

Trustee Ownership of Shares. The Fund is required to show the dollar amount ranges of each Trustee’s “beneficial ownership” of Shares and each other series of the Trust as of the end of the most recently completed calendar year. Dollar amount ranges disclosed are established by the SEC. “Beneficial ownership” is determined in accordance with Rule 16a-1(a)(2) under the Securities Exchange Act of 1934 (the “Exchange Act”).
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As of December 31, 2025, no Trustee or officer of the Trust owned Shares of the Fund or any other fund within the Trust’s Fund Complex.
Board Compensation. Each Independent Trustee receives an annual stipend of $145,000 (prior to January 1, 2026, the annual stipend was $125,000) and reimbursement for all reasonable travel expenses relating to their attendance at Board Meetings. The chair of the Audit Committee receives an annual stipend of $5,000 and the chair of the Nominating and Governance Committee receives an annual stipend of $2,500. Pursuant to the Advisory Agreement, the Adviser has agreed to pay all expenses of the Fund, except those specified in the Fund’s Prospectus. As a result, the Adviser is responsible for compensating the Independent Trustees. Trustee compensation disclosed in the table does not include reimbursed reasonable travel expenses relating to their attendance at Board Meetings. The following table shows the compensation earned by each Trustee during the fiscal year ended December 31, 2025:

Name	Aggregate Compensation from the Fund	Total Compensation from Fund Complex* Paid to Trustees
John L. Jacobs	$0	$130,000
Koji Felton	$0	$125,000
Pamela H. Conroy	$0	$127,500
*    The Trust is the only registered investment company in the Fund Complex.
PRINCIPAL SHAREHOLDERS, CONTROL PERSONS, AND MANAGEMENT OWNERSHIP
A principal shareholder is any person who owns of record or beneficially 5% or more of the outstanding Shares. A control person is a shareholder that owns beneficially or through controlled companies more than 25% of the voting securities of a company or acknowledges the existence of control. Shareholders owning voting securities in excess of 25% may determine the outcome of any matter affecting and voted on by shareholders of the Fund. As of March 31, 2026, the Trustees and officers, as a group, owned less than 1% of Shares of the Fund, and the following shareholders were considered to be a principal shareholder of the Fund:

Name and Address	% Ownership	Type of Ownership
Bank of America Four World Financial Center 250 Vesey Street New York, NY 10281	29.05%	Record
National Financial Services LLC 200 Liberty Street New York, NY 10281	21.26%	Record
Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105-1905	17.23%	Record
Morgan Stanley Smith Barney, LLC Harborside Financial Center Plaza, 23rd Floor Jersey City NJ 07311	6.87%	Record
Pershing, LLC PO Box 2052 Jersey City, NJ 07303-2052	6.24%	Record
Vanguard Brokerage Services P.O. Box 1170 Valley Forge, PA 19482-1170	5.17%	Record
CODES OF ETHICS
The Trust and the Adviser have each adopted codes of ethics pursuant to Rule 17j-1 of the 1940 Act. These codes of ethics are designed to prevent affiliated persons of the Trust and the Adviser from engaging in deceptive, manipulative or fraudulent activities in connection with securities held or to be acquired by the Fund (which also may be held by persons subject to the codes of ethics). Each code of ethics permits personnel subject to that code of ethics to invest in securities for their personal investment accounts, subject to certain limitations, including limitations related to securities that may be purchased or held by the Fund. The Distributor (as defined below) relies on the principal underwriters exception under Rule 17j-1(c)(3), specifically where the Distributor is not affiliated with the Trust or the Adviser, and no officer, director, or general partner of the Distributor serves as an officer, director, or general partner of the Trust or the Adviser.
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There can be no assurance that the codes of ethics will be effective in preventing such activities. Each code of ethics may be examined at the office of the SEC in Washington, D.C. or on the Internet at the SEC’s website at https://www.sec.gov.
PROXY VOTING POLICIES
The Fund has delegated proxy voting responsibilities to the Adviser, subject to the Board’s oversight. In delegating proxy responsibilities, the Board has directed that proxies be voted consistent with the Fund’s and its shareholders’ best interests and in compliance with all applicable proxy voting rules and regulations. The Adviser has adopted voting guidelines as part of its proxy voting policies (the “Proxy Voting Policies”) for such purpose. When the Proxy Voting Policies do not cover a specific proxy issue, the Adviser will use its best judgment in voting such proxies on behalf of the Fund.
A copy of the Adviser’s Proxy Voting Policies is set forth in Appendix A to this SAI. The Trust’s Chief Compliance Officer is responsible for monitoring the effectiveness of the Proxy Voting Policies. The Proxy Voting Policies have been adopted by the Trust as the policies and procedures that the Adviser will use when voting proxies on behalf of the Fund. When available, information on how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 will be available (1) without charge, upon request, by calling 1-800-617-0004, and (2) on the SEC’s website at https://www.sec.gov.
INVESTMENT MANAGEMENT
Investment Adviser
Teucrium Investment Advisors, LLC, a Delaware limited liability company located at Three Main Street, Suite 215, Burlington, Vermont 05401, serves as the investment adviser to the Fund. The Adviser is wholly-owned by Teucrium Trading, LLC. Teucrium Trading, LLC developed and offers a product suite of 1940 Act and Securities Act registered ETFs focused on U.S. agricultural commodities. In addition, the Adviser provides investment advisory and sub-advisory services to U.S. ETFs.
The Adviser arranges for transfer agency, custody, fund administration, and all other non-distribution related services necessary for the Fund to operate. The Adviser is responsible for the day-to-day operations of the Fund, subject to the general supervision and oversight of the Board of the Trust. The Adviser is responsible for the management the Fund in accordance with its investment objective, policies, and limitations. For the services it provides to the Fund, the Adviser is entitled to a unified management fee, which is calculated daily and paid monthly, at an annual rate of 0.95% of the Fund’s average daily net assets.
Pursuant to an investment advisory agreement between the Trust, on behalf of the Fund, and the Adviser (the “Advisory Agreement”), the Adviser has agreed to pay all expenses of the Fund except the fee payable to the Adviser under the Advisory Agreement, interest charges on any borrowings, dividends and other expenses on securities sold short, taxes, brokerage commissions and other expenses incurred in placing orders for the purchase and sale of securities and other investment instruments, acquired fund fees and expenses, accrued deferred tax liability, extraordinary expenses, and distribution fees and expenses paid by the Trust under any distribution plan adopted pursuant to Rule 12b-1 under the 1940 Act.
The Advisory Agreement with respect to the Fund will continue in force for an initial period of two years. Thereafter, the Advisory Agreement will be renewable from year to year with respect to the Fund, so long as its continuance is approved at least annually (1) by a majority vote of the Trustees, including a majority vote of such Trustees who are not “interested persons” of the Trust or the Adviser, at a meeting called for the purpose of voting on such approval; or (2) by a majority vote of the outstanding Shares. The Advisory Agreement automatically terminates on assignment and is terminable by a vote of the Board of the Trust or a majority of the outstanding voting securities of the Fund, or upon 120-days’ written notice by the Adviser.
The Adviser shall not be liable to the Trust or any shareholder for anything done or omitted by it, except acts or omissions involving willful misfeasance, bad faith, negligence or reckless disregard of the duties imposed upon it by its agreement with the Trust or for any losses that may be sustained in the purchase, holding or sale of any security.
For the fiscal period March 26, 2025 (commencement of operations) through December 31, 2025, the Fund paid $5,368 in advisory fees to the Adviser.
Portfolio Managers
Springer Harris, Joran Haugens, and Chris Small serve as the Fund’s portfolio managers (the “Portfolio Managers”). This section includes information about the Portfolio Managers, including information about compensation, other accounts managed, and the dollar range of Shares owned.
Share Ownership
The Fund is required to show the dollar ranges of a Portfolio Manager’s “beneficial ownership” of Shares. Dollar amount ranges disclosed are established by the SEC. “Beneficial ownership” is determined in accordance with Rule 16a-1(a)(2) under the Exchange Act. As of December 31, 2025, the Portfolio Managers did not beneficially own Shares.
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Other Accounts
In addition to the Fund, the Portfolio Managers managed the following other accounts for the Adviser as of December 31, 2025, none of which were subject to a performance-based fee:

Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Number of Accounts	Total Assets in the Accounts	Number of Accounts	Total Assets in the Accounts	Number of Accounts	Total Assets in the Accounts
13	$277,436,623	5	$220,981,524	0	$0
Compensation
The compensation package for portfolio managers consists of a fixed base salary, an annual discretionary bonus opportunity and a competitive benefits package. A portfolio manager’s salary compensation is designed to be competitive with the marketplace and reflect a portfolio manager’s relative experience and contribution to the firm. Fixed base salary compensation is reviewed and adjusted annually to reflect increases in the cost of living and market rates. The discretionary bonus opportunity provides cash bonuses based upon the overall firm’s performance and individual contributions. Principal consideration for each portfolio manager is given to appropriate risk management, teamwork and investment support activities in determining the bonus amount. Portfolio managers are eligible to participate in the firm’s standard employee benefits programs, which include a competitive 401(k) retirement savings program with employer match, and healthcare.
Conflicts of Interest
A Portfolio Manager’s management of “other accounts” may give rise to potential conflicts of interest in connection with his management of the Fund’s investments, on the one hand, and the investments of the other accounts, on the other. The other accounts may have similar investment objectives or strategies as the Fund. A potential conflict of interest may arise as a result, whereby a Portfolio Manager could favor one account over another. Another potential conflict could include a Portfolio Manager’s knowledge about the size, timing, and possible market impact of Fund trades, whereby the Portfolio Manager could use this information to the advantage of other accounts and to the disadvantage of the Fund. However, the Adviser has established policies and procedures to ensure that the purchase and sale of securities among all accounts the Adviser manages are fairly and equitably allocated.
DISTRIBUTOR
The Trust and PINE Distributors LLC (the “Distributor”) are parties to a distribution agreement (the “Distribution Agreement”), whereby the Distributor acts as principal underwriter for the Trust and distributes Shares. Shares are continuously offered for sale by the Distributor only in Creation Units. The Distributor will not distribute Shares in amounts less than a Creation Unit and does not maintain a secondary market in Shares. The principal business address of the Distributor is 501 South Cherry Street, Suite 610, Denver, Colorado 80246.
Under the Distribution Agreement, the Distributor, as agent for the Trust, will receive orders for the purchase and redemption of Creation Units, provided that any subscriptions and orders will not be binding on the Trust until accepted by the Trust. The Distributor is a broker-dealer registered under the Exchange Act and a member of the Financial Industry Regulatory Authority (“FINRA”).
The Distributor also may enter into agreements with securities dealers (“Soliciting Dealers”) who will solicit purchases of Creation Units of Shares. Such Soliciting Dealers also may be Authorized Participants (as discussed in “Procedures for Purchase of Creation Units” below) or DTC participants (as defined below).
The Distribution Agreement will continue for two years from its effective date and is renewable annually thereafter. The continuance of the Distribution Agreement must be specifically approved at least annually (i) by the vote of the Trustees or by a vote of the shareholders of the Fund and (ii) by the vote of a majority of the Independent Trustees who have no direct or indirect financial interest in the operations of the Distribution Agreement or any related agreement, cast in person at a meeting called for the purpose of voting on such approval. The Distribution Agreement is terminable without penalty by the Trust on 60 days’ written notice when authorized either by majority vote of its outstanding voting Shares or by a vote of a majority of the Board (including a majority of the Independent Trustees), or by the Distributor on 60 days’ written notice, and will automatically terminate in the event of its assignment. The Distribution Agreement provides that in the absence of willful misfeasance, bad faith or gross negligence on the part of the Distributor, or reckless disregard by it of its obligations thereunder, the Distributor shall not be liable for any action or failure to act in accordance with its duties thereunder.
Intermediary Compensation. The Adviser, or its affiliates, out of their own resources and not out of Fund assets (i.e., without additional cost to the Fund or its shareholders), may pay certain broker dealers, banks and other financial intermediaries (“Intermediaries”) for certain activities related to the Fund, including participation in activities that are designed to make Intermediaries more knowledgeable about exchange-traded products, including the Fund, or for other activities, such as marketing and educational training or support. These arrangements are not financed by the Fund and, thus, do not result in increased Fund expenses. They are not reflected in the fees and expenses listed in the fees and expenses sections of the Fund’s Prospectus and they do not
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change the price paid by investors for the purchase of Shares or the amount received by a shareholder as proceeds from the redemption of Shares.
Such compensation may be paid to Intermediaries that provide services to the Fund, including marketing and education support (such as through conferences, webinars and printed communications). The Adviser will periodically assess the advisability of continuing to make these payments. Payments to an Intermediary may be significant to the Intermediary, and amounts that Intermediaries pay to your adviser, broker or other investment professional, if any, also may be significant to such adviser, broker or investment professional. Because an Intermediary may make decisions about what investment options it will make available or recommend, and what services to provide in connection with various products, based on payments it receives or is eligible to receive, such payments create conflicts of interest between the Intermediary and its clients. For example, these financial incentives may cause the Intermediary to recommend the Fund rather than other investments. The same conflict of interest exists with respect to your financial adviser, broker or investment professional if he or she receives similar payments from his or her Intermediary firm.
Intermediary information is current only as of the date of this SAI. Please contact your adviser, broker, or other investment professional for more information regarding any payments his or her Intermediary firm may receive. Any payments made by the Adviser or its affiliates to an Intermediary may create the incentive for an Intermediary to encourage customers to buy Shares.
If you have any additional questions, please call 1-800-617-0004.
Distribution and Service Plan. The Board has adopted a Distribution and Service Plan (the “Plan”) in accordance with the provisions of Rule 12b-1 under the 1940 Act, which regulates circumstances under which an investment company may directly or indirectly bear expenses relating to the distribution of its shares. No payments pursuant to the Plan are expected to be made during the twelve (12) month period from the date of this SAI. Rule 12b-1 fees to be paid by the Fund under the Plan may only be imposed after approval by the Board.
Continuance of the Plan must be approved annually by a majority of the Trustees of the Trust and by a majority of the Trustees who are not interested persons (as defined in the 1940 Act) of the Trust and have no direct or indirect financial interest in the Plan or in any agreements related to the Plan (“Qualified Trustees”). The Plan requires that quarterly written reports of amounts spent under the Plan and the purposes of such expenditures be furnished to and reviewed by the Trustees. The Plan may not be amended to increase materially the amount that may be spent thereunder without approval by a majority of the outstanding shares of the Fund. All material amendments of the Plan will require approval by a majority of the Trustees of the Trust and of the Qualified Trustees.
The Plan provides that the Fund pays the Distributor an annual fee of up to a maximum of 0.25% of the average daily net assets of its Shares. Under the Plan, the Distributor may make payments pursuant to written agreements to financial institutions and intermediaries such as banks, savings and loan associations and insurance companies including, without limit, investment counselors, broker-dealers and the Distributor’s affiliates and subsidiaries (collectively, “Agents”) as compensation for services and reimbursement of expenses incurred in connection with distribution assistance. The Plan is characterized as a compensation plan since the distribution fee will be paid to the Distributor without regard to the distribution expenses incurred by the Distributor or the amount of payments made to other financial institutions and intermediaries. The Trust intends to operate the Plan in accordance with its terms and with FINRA’s rules concerning sales charges.
Under the Plan, subject to the limitations of applicable law and regulations, the Fund is authorized to compensate the Distributor up to the maximum amount to finance any activity primarily intended to result in the sale of Creation Units of the Fund or for providing or arranging for others to provide shareholder services and for the maintenance of shareholder accounts. Such activities may include, but are not limited to: (i) delivering copies of the Fund’s then current reports, prospectuses, notices, and similar materials, to prospective purchasers of Creation Units; (ii) marketing and promotional services, including advertising; (iii) paying the costs of and compensating others, including Authorized Participants with whom the Distributor has entered into written Authorized Participant Agreements, for performing shareholder servicing on behalf of the Fund; (iv) compensating certain Authorized Participants for providing assistance in distributing the Creation Units of the Fund, including the travel and communication expenses and salaries and/or commissions of sales personnel in connection with the distribution of the Creation Units of the Fund; (v) payments to financial institutions and intermediaries such as banks, savings and loan associations, insurance companies and investment counselors, broker-dealers, mutual fund supermarkets and the affiliates and subsidiaries of the Trust’s service providers as compensation for services or reimbursement of expenses incurred in connection with distribution assistance; (vi) facilitating communications with beneficial owners of Shares, including the cost of providing (or paying others to provide) services to beneficial owners of Shares, including, but not limited to, assistance in answering inquiries related to Shareholder accounts; and (vii) such other services and obligations as are set forth in the Distribution Agreement.
ADMINISTRATOR, INDEX RECEIPT AGENT, AND TRANSFER AGENT
U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services (“Fund Services” or the “Transfer Agent”), located at 615 East Michigan Street, Milwaukee, Wisconsin 53202, serves as the Fund’s transfer agent, index receipt agent (as applicable), and administrator.
Pursuant to an agreement between the Trust and Fund Services (the “Fund Servicing Agreement”), Fund Services provides the Trust with administrative and management services (other than investment advisory services) and accounting services, including portfolio
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accounting services, tax accounting services, and furnishing financial reports. Under the Fund Servicing Agreement, Fund Services does not have any responsibility or authority for the management of the Fund, the determination of investment policy, or for any matter pertaining to the distribution of Shares. As compensation for the administration, accounting and management services, the Adviser pays Fund Services a fee based on the Fund’s average daily net assets, subject to a minimum annual fee. Fund Services also is entitled to certain out-of-pocket expenses for the services mentioned above, including pricing expenses.
For the fiscal period March 26, 2025 (commencement of operations) through December 31, 2025, the Fund incurred $53,224 in administrative fees, which were paid by the Adviser to Fund Services.
CUSTODIAN
Pursuant to a custody agreement between the Trust and U.S. Bank National Association (“U.S. Bank” or the “Custodian”) (the “Custody Agreement”), U.S. Bank, located at 1555 North Rivercenter Drive, Suite 302, Milwaukee, Wisconsin 53212, serves as the custodian of the Fund’s assets. The Custodian holds and administers the assets in the Fund’s portfolio. Pursuant to the Custody Agreement, U.S. Bank receives an annual fee from the Adviser based on the Trust’s total average daily net assets, subject to a minimum annual fee, and certain settlement charges. The Custodian is also entitled to certain out-of-pocket expenses.
LEGAL COUNSEL
Morgan, Lewis & Bockius LLP, located at 1111 Pennsylvania Avenue, NW, Washington, DC 20004-2541, serves as legal counsel for the Trust.
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Cohen & Company, Ltd., located at 1835 Market Street, Suite 310, Philadelphia, Pennsylvania 19103, serves as the independent registered public accounting firm for the Fund. Its services include auditing the Fund’s financial statements. Cohen & Co Advisory, LLC, an affiliate of Cohen & Company, Ltd., provides tax services as requested.
PORTFOLIO HOLDINGS DISCLOSURE POLICIES AND PROCEDURES
The Board has adopted a policy regarding the disclosure of information about the Fund’s security holdings. The Fund’s entire portfolio holdings are publicly disseminated each day the Fund is open for business and may be available through financial reporting and news services, including publicly available internet web sites. In addition, the composition of the Deposit Securities (defined below) is publicly disseminated daily prior to the opening of the Exchange via the facilities of the National Securities Clearing Corporation (“NSCC”).
DESCRIPTION OF SHARES
The Declaration of Trust authorizes the issuance of an unlimited number of funds and shares. Each share represents an equal proportionate interest in the Fund with each other share. Shares are entitled upon liquidation to a pro rata share in the net assets of the Fund. Shareholders have no preemptive rights. The Declaration of Trust provides that the Trustees may create additional series or classes of shares. All consideration received by the Trust for shares of any additional funds and all assets in which such consideration is invested would belong to that fund and would be subject to the liabilities related thereto. Share certificates representing Shares will not be issued. Shares, when issued, are fully paid and non-assessable.
Each Share has one vote with respect to matters upon which a shareholder vote is required, consistent with the requirements of the 1940 Act and the rules promulgated thereunder. Shares of all funds in the Trust vote together as a single class, except that if the matter being voted on affects only a particular fund it will be voted on only by that fund and if a matter affects a particular fund differently from other funds, that fund will vote separately on such matter. As a Delaware statutory trust, the Trust is not required, and does not intend, to hold annual meetings of shareholders. Approval of shareholders will be sought, however, for certain changes in the operation of the Trust and for the election of Trustees under certain circumstances. Upon the written request of shareholders owning at least 10% of the Trust’s shares, the Trust will call for a meeting of shareholders to consider the removal of one or more Trustees and other certain matters. In the event that such a meeting is requested, the Trust will provide appropriate assistance and information to the shareholders requesting the meeting.
Under the Declaration of Trust, the Trustees have the power to liquidate the Fund without shareholder approval. While the Trustees have no present intention of exercising this power, they may do so if the Fund fails to reach a viable size within a reasonable amount of time or for such other reasons as may be determined by the Board.
LIMITATION OF TRUSTEES’ LIABILITY
The Declaration of Trust provides that a Trustee shall be liable only for his or her own willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the office of Trustee and shall not be liable for errors of judgment or mistakes of fact or law. The Trustees shall not be responsible or liable in any event for any neglect or wrongdoing of any officer, agent, employee, adviser or principal underwriter of the Trust, nor shall any Trustee be responsible for the act or omission of any other Trustee. The Declaration of Trust also provides that the Trust shall indemnify each person who is, or has been, a Trustee, officer, employee or agent of the Trust, any person who is serving or has served at the Trust’s request as a Trustee, officer, trustee, employee
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or agent of another organization in which the Trust has any interest as a shareholder, creditor or otherwise to the extent and in the manner provided in the Amended and Restated By-laws. However, nothing in the Declaration of Trust shall protect or indemnify a Trustee against any liability for his or her willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the office of Trustee. Nothing contained in this section attempts to disclaim a Trustee’s individual liability in any manner inconsistent with the federal securities laws.
BROKERAGE TRANSACTIONS
The policy of the Trust regarding purchases and sales of securities for the Fund is that primary consideration will be given to obtaining the most favorable prices and efficient executions of transactions. Consistent with this policy, when securities transactions are effected on a stock exchange, the Trust’s policy is to pay commissions which are considered fair and reasonable without necessarily determining that the lowest possible commissions are paid in all circumstances. The Trust believes that a requirement always to seek the lowest possible commission cost could impede effective portfolio management and preclude the Fund from obtaining a high quality of brokerage and research services. In seeking to determine the reasonableness of brokerage commissions paid in any transaction, the Adviser will rely on its experience and knowledge regarding commissions generally charged by various brokers and on its judgment in evaluating the brokerage services received from the broker effecting the transaction. Such determinations are necessarily subjective and imprecise, as in most cases, an exact dollar value for those services is not ascertainable. The Trust has adopted policies and procedures that prohibit the consideration of sales of Shares as a factor in the selection of a broker or dealer to execute its portfolio transactions.
The Adviser owes a fiduciary duty to its clients to seek to provide best execution on trades effected. In selecting a broker-dealer for each specific transaction, the Adviser chooses the broker-dealer deemed most capable of providing the services necessary to obtain the most favorable execution. “Best execution” is generally understood to mean the most favorable cost or net proceeds reasonably obtainable under the circumstances. The full range of brokerage services applicable to a particular transaction may be considered when making this judgment, which may include, but is not limited to: liquidity, price, commission, timing, aggregated trades, capable floor brokers or traders, competent block trading coverage, ability to position, capital strength and stability, reliable and accurate communications and settlement processing, use of automation, knowledge of other buyers or sellers, arbitrage skills, administrative ability, underwriting and provision of information on a particular security or market in which the transaction is to occur. The specific criteria will vary depending upon the nature of the transaction, the market in which it is executed, and the extent to which it is possible to select from among multiple broker-dealers. The Adviser also will use electronic crossing networks (“ECNs”) when appropriate.
Subject to the foregoing policies, brokers or dealers selected to execute the Fund’s portfolio transactions may include the Fund’s Authorized Participants (as discussed in “Procedures for Purchase of Creation Units” below) or their affiliates. An Authorized Participant or its affiliates may be selected to execute the Fund’s portfolio transactions in conjunction with an all-cash creation unit order or an order including “cash-in-lieu” (as described below under “Purchase and Redemption of Creation Units”), so long as such selection is in keeping with the foregoing policies. As described below under “Purchase and Redemption of Creation Units — Creation Unit Transaction Fee” and “— Redemption Transaction Fee”, the Fund may determine to not charge a variable fee on certain orders when the Adviser has determined that doing so is in the best interests of Fund shareholders, e.g., for creation orders that facilitate the rebalance of the Fund’s portfolio in a more tax efficient manner than could be achieved without such order, even if the decision to not charge a variable fee could be viewed as benefiting the Authorized Participant or its affiliate selected to execute the Fund’s portfolio transactions in connection with such orders.
The Adviser may use the Fund’s assets for, or participate in, third-party soft dollar arrangements, in addition to receiving proprietary research from various full-service brokers, the cost of which is bundled with the cost of the broker’s execution services. The Adviser does not “pay up” for the value of any such proprietary research. Section 28(e) of the Exchange Act permits the Adviser, under certain circumstances, to cause the Fund to pay a broker or dealer a commission for effecting a transaction in excess of the amount of commission another broker or dealer would have charged for effecting the transaction in recognition of the value of brokerage and research services provided by the broker or dealer. The Adviser may receive a variety of research services and information on many topics, which it can use in connection with its management responsibilities with respect to the various accounts over which it exercises investment discretion or otherwise provides investment advice. The research services may include qualifying order management systems, portfolio attribution and monitoring services and computer software and access charges which are directly related to investment research. Accordingly, the Fund may pay a broker commission higher than the lowest available in recognition of the broker’s provision of such services to the Adviser, but only if the Adviser determines the total commission (including the soft dollar benefit) is comparable to the best commission rate that could be expected to be received from other brokers. The amount of soft dollar benefits received depends on the amount of brokerage transactions effected with the brokers. A conflict of interest exists because there is an incentive to: 1) cause clients to pay a higher commission than the firm might otherwise be able to negotiate; 2) cause clients to engage in more securities transactions than would otherwise be optimal; and 3) only recommend brokers that provide soft dollar benefits.
The Adviser faces a potential conflict of interest when it uses client trades to obtain brokerage or research services. This conflict exists because the Adviser can use the brokerage or research services to manage client accounts without paying cash for such services, which reduces the Adviser’s expenses to the extent that the Adviser would have purchased such products had they not been provided by brokers. Section 28(e) permits the Adviser to use brokerage or research services for the benefit of any account it manages. Certain
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accounts managed by the Adviser may generate soft dollars used to purchase brokerage or research services that ultimately benefit other accounts managed by the Adviser, effectively cross subsidizing the other accounts managed by the Adviser that benefit directly from the product. The Adviser may not necessarily use all of the brokerage or research services in connection with managing the Fund whose trades generated the soft dollars used to purchase such products.
The Adviser is responsible, subject to oversight by the Board, for placing orders on behalf of the Fund for the purchase or sale of portfolio securities. If purchases or sales of portfolio securities of the Fund and one or more other investment companies or clients supervised by the Adviser are considered at or about the same time, transactions in such securities are allocated among the several investment companies and clients in a manner deemed equitable and consistent with its fiduciary obligations to all by the Adviser. In some cases, this procedure could have a detrimental effect on the price or volume of the security so far as the Fund is concerned. However, in other cases, it is possible that the ability to participate in volume transactions and to negotiate lower brokerage commissions will be beneficial to the Fund. The primary consideration is prompt execution of orders at the most favorable net price.
The Fund may deal with affiliates in principal transactions to the extent permitted by exemptive order or applicable rule or regulation.
For the fiscal period March 26, 2025 (commencement of operations) through December 31, 2025, the Fund paid $229 in brokerage commissions.
Directed Brokerage. For the fiscal period March 26, 2025 (commencement of operations) through December 31, 2025, the Fund did not pay any commissions on brokerage transactions directed to brokers pursuant to an agreement or understanding whereby the broker provides research or other brokerage services to the Adviser.
Brokerage with Fund Affiliates. The Fund may execute brokerage or other agency transactions through registered broker-dealer affiliates of the Fund, the Adviser, or the Distributor for a commission in conformity with the 1940 Act, the Exchange Act and rules promulgated by the SEC. These rules require that commissions paid to the affiliate by the Fund for exchange transactions not exceed “usual and customary” brokerage commissions. The rules define “usual and customary” commissions to include amounts which are “reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time.” The Trustees, including those who are not “interested persons” of the Fund, have adopted procedures for evaluating the reasonableness of commissions paid to affiliates and review these procedures periodically. During the fiscal period March 26, 2025 (commencement of operations) through December 31, 2025, the Fund did not pay any brokerage commissions to any registered broker-dealer affiliates of the Fund, the Adviser, or the Distributor.
Securities of “Regular Broker-Dealers.” The Fund is required to identify any securities of its “regular brokers or dealers” (as such term is defined in the 1940 Act) that it may hold at the close of its most recent fiscal year. “Regular brokers or dealers” of the Fund are the ten brokers or dealers that, during the most recent fiscal year: (i) received the greatest dollar amounts of brokerage commissions from the Fund’s portfolio transactions; (ii) engaged as principal in the largest dollar amounts of portfolio transactions of the Fund; or (iii) sold the largest dollar amounts of Shares. As of December 31, 2025, the Fund did not hold any securities of its “regular broker-dealers.”
PORTFOLIO TURNOVER RATE
Portfolio turnover may vary from year to year, as well as within a year. High turnover rates are likely to result in comparatively greater brokerage expenses. The overall reasonableness of brokerage commissions is evaluated by the Adviser based upon its knowledge of available information as to the general level of commissions paid by other institutional investors for comparable services. For the fiscal period March 26, 2025 (commencement of operations) through December 31, 2025, the Fund’s portfolio turnover rates was 20%.
BOOK ENTRY ONLY SYSTEM
The Depository Trust Company (“DTC”) acts as securities depositary for Shares. Shares are represented by securities registered in the name of DTC or its nominee, Cede & Co., and deposited with, or on behalf of, DTC. Except in limited circumstances set forth below, certificates will not be issued for Shares.
DTC is a limited-purpose trust company that was created to hold securities of its participants (the “DTC Participants”) and to facilitate the clearance and settlement of securities transactions among the DTC Participants in such securities through electronic book-entry changes in accounts of the DTC Participants, thereby eliminating the need for physical movement of securities certificates. DTC Participants include securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations, some of whom (and/or their representatives) own DTC. More specifically, DTC is owned by a number of its DTC Participants and by the New York Stock Exchange (“NYSE”) and FINRA. Access to the DTC system also is available to others such as banks, brokers, dealers, and trust companies that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly (the “Indirect Participants”).
Beneficial ownership of Shares is limited to DTC Participants, Indirect Participants, and persons holding interests through DTC Participants and Indirect Participants. Ownership of beneficial interests in Shares (owners of such beneficial interests are referred to in this SAI as “Beneficial Owners”) is shown on, and the transfer of ownership is effected only through, records maintained by DTC
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(with respect to DTC Participants) and on the records of DTC Participants (with respect to Indirect Participants and Beneficial Owners that are not DTC Participants). Beneficial Owners will receive from or through the DTC Participant a written confirmation relating to their purchase of Shares. The Trust recognizes DTC or its nominee as the record owner of all Shares for all purposes. Beneficial Owners of Shares are not entitled to have Shares registered in their names and will not receive or be entitled to physical delivery of Share certificates. Each Beneficial Owner must rely on the procedures of DTC and any DTC Participant and/or Indirect Participant through which such Beneficial Owner holds its interests, to exercise any rights of a holder of Shares.
Conveyance of all notices, statements, and other communications to Beneficial Owners is effected as described in the ensuing paragraphs. DTC will make available to the Trust upon request and for a fee a listing of Shares held by each DTC Participant. The Trust shall obtain from each such DTC Participant the number of Beneficial Owners holding Shares, directly or indirectly, through such DTC Participant. The Trust shall provide each such DTC Participant with copies of such notice, statement, or other communication, in such form, number and at such place as such DTC Participant may reasonably request, in order that such notice, statement or communication may be transmitted by such DTC Participant, directly or indirectly, to such Beneficial Owners. In addition, the Trust shall pay to each such DTC Participant a fair and reasonable amount as reimbursement for the expenses attendant to such transmittal, all subject to applicable statutory and regulatory requirements.
Share distributions shall be made to DTC or its nominee, Cede & Co., as the registered holder of all Shares. DTC or its nominee, upon receipt of any such distributions, shall credit immediately DTC Participants’ accounts with payments in amounts proportionate to their respective beneficial interests in the Fund as shown on the records of DTC or its nominee. Payments by DTC Participants to Indirect Participants and Beneficial Owners of Shares held through such DTC Participants will be governed by standing instructions and customary practices, as is now the case with securities held for the accounts of customers in bearer form or registered in a “street name,” and will be the responsibility of such DTC Participants.
The Trust has no responsibility or liability for any aspect of the records relating to or notices to Beneficial Owners, or payments made on account of beneficial ownership interests in Shares, or for maintaining, supervising, or reviewing any records relating to such beneficial ownership interests, or for any other aspect of the relationship between DTC and the DTC Participants or the relationship between such DTC Participants and the Indirect Participants and Beneficial Owners owning through such DTC Participants.
DTC may determine to discontinue providing its service with respect to the Fund at any time by giving reasonable notice to the Fund and discharging its responsibilities with respect thereto under applicable law. Under such circumstances, the Fund shall take action either to find a replacement for DTC to perform its functions at a comparable cost or, if such replacement is unavailable, to issue and deliver printed certificates representing ownership of Shares, unless the Trust makes other arrangements with respect thereto satisfactory to the Exchange.
PURCHASE AND REDEMPTION OF CREATION UNITS
The Fund issues and redeems its shares on a continuous basis, at NAV, only in a large, specified number of shares called a “Creation Unit,” either principally in-kind for securities or in cash for the value of such securities. The NAV of the Shares is determined once each Business Day, as described below under “Determination of Net Asset Value.” The Creation Unit size may change. Authorized Participants will be notified of such change.
The Adviser or its affiliates (the “Selling Shareholder”) may purchase Creation Unit aggregations through a broker-dealer to “seed” (in whole or in part) funds, including the Fund, as they are launched or thereafter, may purchase shares from other broker-dealers or other investors that have previously provided “seed” for funds, including the Fund, when they were launched or otherwise in secondary market transactions, and because the Selling Shareholder may be deemed an affiliate of such funds, the shares are being registered to permit the resale of these shares from time to time after purchase. The Fund will not receive any of the proceeds from the resale by the Selling Shareholders of such shares.
The Selling Shareholder intends to sell all or a portion of the shares owned by it and offered hereby from time to time directly or through one or more broker-dealers, and may also hedge such positions. The shares may be sold on any national securities exchange on which the shares may be listed or quoted at the time of sale, in the OTC market or in transactions other than on these exchanges or systems at fixed prices, at prevailing market prices at the time of the sale, at varying prices determined at the time of sale, or at negotiated prices. These sales may be effected in transactions, which may involve crosses or block transactions. The Selling Shareholder may use any one or more of the following methods when selling shares:
•ordinary brokerage transactions through brokers or dealers (who may act as agents or principals) or directly to one or more purchasers;
•privately negotiated transactions;
•through the writing or settlement of options or other hedging transactions, whether such options are listed on an options exchange or otherwise; and
•any other method permitted pursuant to applicable law.
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The Selling Shareholder may also loan or pledge shares to broker-dealers that in turn may sell such shares, to the extent permitted by applicable law. The Selling Shareholder may also enter into options or other transactions with broker-dealers or other financial institutions, or create one or more derivative securities which require delivering shares to a broker-dealer or other financial institution (these shares may then be sold by such broker-dealer or other financial institution).
The Selling Shareholder has informed the Fund that it is not a registered broker-dealer and does not have any written or oral agreement or understanding, directly or indirectly, with any person to distribute the shares. Upon the Fund being notified in writing by the Selling Shareholder that any material arrangement has been entered into with a broker-dealer for the sale of shares through a block trade, special offering, exchange distribution or secondary distribution, or a purchase by a broker or dealer, a supplement to this SAI will be filed, if required, pursuant to Rule 497 under the Securities Act, disclosing (i) the name of each Selling Shareholder and of the participating broker-dealer(s), (ii) the number of shares involved, (iii) the price at which such shares were sold, (iv) the commissions paid or discounts or concessions allowed to such broker-dealer(s), where applicable, (v) that such broker-dealer(s) did not conduct any investigation to verify the information set out or incorporated by reference in the Fund’s Prospectus and SAI, and (vi) other facts material to the transaction.
The Selling Shareholder and any other person participating in such distribution will be subject to applicable provisions of the Exchange Act and the rules and regulations thereunder, including, without limitation, to the extent applicable, Regulation M of the Exchange Act, which may limit the timing of purchases and sales of any of the shares by the Selling Shareholder and any other participating person. To the extent applicable, Regulation M may also restrict the ability of any person engaged in the distribution of the shares to engage in market-making activities with respect to the shares. All of the foregoing may affect the marketability of the shares and the ability of any person or entity to engage in market-making activities with respect to the shares. There is a risk that the Selling Shareholder may redeem its investments in the Fund or otherwise sell its shares to a third party that may redeem. As with redemptions by other large shareholders, such redemptions could have a significant negative impact on the Fund and its shares.
Purchase (Creation). The Trust issues and sells Shares only in Creation Units on a continuous basis through the Distributor, without a sales load (but subject to transaction fees, if applicable), at the NAV per share next determined after receipt, on any Business Day, of an order in proper form. The NAV of Shares is calculated each Business Day as of the scheduled close of regular trading on the NYSE, generally 4:00 p.m., Eastern Time. The Fund will not issue fractional Creation Units. A “Business Day” is any day on which the NYSE is open for business. As of the date of this SAI, the NYSE observes the following holidays: New Year’s Day, Martin Luther King, Jr. Day, President’s Day (Washington’s Birthday), Good Friday, Memorial Day, Juneteenth Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.
Fund Deposit. The Fund has adopted policies and procedures governing the process of constructing baskets of Deposit Securities (defined below), Fund Securities (defined below) and/or cash, and acceptance of the same (the “Basket Procedures”). The consideration for purchase of a Creation Unit of the Fund generally consists of either: (i) the in-kind deposit of a designated portfolio of securities (the “Deposit Securities”) per each Creation Unit, constituting a substantial replication, or a portfolio sampling representation, of the securities included in the Fund’s portfolio and the Cash Component (defined below), computed as described below, or (ii) the cash value of the Deposit Securities (“Deposit Cash”) and the Cash Component to replace any Deposit Security. When accepting purchases of Creation Units for cash, the Fund may incur additional costs associated with the acquisition of Deposit Securities that would otherwise be provided by an in-kind purchaser. These additional costs may be recoverable from the purchaser of Creation Units.
Together, the Deposit Securities or Deposit Cash, as applicable, and the Cash Component constitute the “Fund Deposit,” which represents the minimum initial and subsequent investment amount for a Creation Unit of the Fund. The “Cash Component” is an amount equal to the difference between the NAV of Shares (per Creation Unit) and the market value of the Deposit Securities or Deposit Cash, as applicable. If the Cash Component is a positive number (i.e., the NAV per Creation Unit exceeds the value of the Deposit Securities or Deposit Cash, as applicable), the Cash Component shall be such positive amount. If the Cash Component is a negative number (i.e., the NAV per Creation Unit is less than the value of the Deposit Securities or Deposit Cash, as applicable), the Cash Component shall be such negative amount and the creator will be entitled to receive cash in an amount equal to the Cash Component. The Cash Component serves the function of compensating for any differences between the NAV per Creation Unit and the market value of the Deposit Securities or Deposit Cash, as applicable. Computation of the Cash Component excludes any stamp duty or other similar fees and expenses payable upon transfer of beneficial ownership of the Deposit Securities, if applicable, which shall be the sole responsibility of the Authorized Participant (as defined below).
The Fund, through NSCC, makes available on each Business Day, prior to the opening of business on the Exchange (currently, 9:30 a.m., Eastern Time), the list of the names and the required number of Shares of each Deposit Security or the required amount of Deposit Cash, as applicable, to be included in the current Fund Deposit (based on information at the end of the previous Business Day) for the Fund. Such Fund Deposit is subject to any applicable adjustments as described below, to effect purchases of Creation Units of the Fund until such time as the next-announced composition of the Deposit Securities or the required amount of Deposit Cash, as applicable, is made available.
The identity and number of Shares of the Deposit Securities or the amount of Deposit Cash, as applicable, required for a Fund Deposit for the Fund may be changed from time to time by the Adviser, in accordance with the Basket Procedures, with a view to the
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investment objective of the Fund. Information regarding the Fund Deposit necessary for the purchase of a Creation Unit is made available to Authorized Participants and other market participants seeking to transact in Creation Unit aggregations. The composition of the Deposit Securities also may change in response to portfolio adjustments, interest payments and corporate action events.
The Trust reserves the right to permit or require the substitution of Deposit Cash to replace any Deposit Security, which shall be added to the Cash Component, including, without limitation, in situations where the Deposit Security: (i) may not be available in sufficient quantity for delivery; (ii) may not be eligible for transfer through the systems of DTC for corporate securities and municipal securities; (iii) may not be eligible for trading by an Authorized Participant or the investor for which it is acting; (iv) would be restricted under the securities laws or where the delivery of the Deposit Security to the Authorized Participant would result in the disposition of the Deposit Security by the Authorized Participant becoming restricted under the securities laws; or (v) in certain other situations (collectively, “custom orders”). The Trust also reserves the right to permit or require the substitution of Deposit Securities in lieu of Deposit Cash.
Cash Purchase. The Trust may at its discretion permit full or partial cash purchases of Creation Units of the Fund. When full or partial cash purchases of Creation Units are available or specified for the Fund, they will be effected in essentially the same manner as in-kind purchases thereof. In the case of a full or partial cash purchase, the Authorized Participant must pay the cash equivalent of the Deposit Securities it would otherwise be required to provide through an in-kind purchase, plus the same Cash Component required to be paid by an in-kind purchaser together with a creation transaction fee and non-standard charges, as may be applicable.
Procedures for Purchase of Creation Units. To be eligible to place orders with the Distributor to purchase a Creation Unit of the Fund, an entity must be (i) a “Participating Party” (i.e., a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the NSCC (the “Clearing Process”)), a clearing agency that is registered with the SEC; or (ii) a DTC Participant (see “Book Entry Only System”). In addition, each Participating Party or DTC Participant (each, an “Authorized Participant”) must execute a Participant Agreement that has been agreed to by the Distributor, and that has been accepted by the Transfer Agent, with respect to purchases and redemptions of Creation Units. Each Authorized Participant will agree, pursuant to the terms of a Participant Agreement, on behalf of itself or any investor on whose behalf it will act, to certain conditions, including that it will pay to the Trust, an amount of cash sufficient to pay the Cash Component together with the creation transaction fee (described below), if applicable, and any other applicable fees and taxes.
All orders to purchase Shares directly from the Fund, including custom orders, must be placed for one or more Creation Units and in the manner and by the time set forth in the Participant Agreement. With respect to the Fund, the order cut-off time for orders to purchase Creation Units is 4:00 p.m. Eastern Time. Such time may be modified by the Fund from time-to-time by amendment to the Participant Agreement. In the case of custom orders, the order must be received by the Distributor no later than 9:30 a.m. Eastern Time for the Fund, or such earlier time as may be designated by the Fund and disclosed to Authorized Participants. The date on which an order to purchase Creation Units (or an order to redeem Creation Units, as set forth below) is received and accepted is referred to as the “Order Placement Date.”
An Authorized Participant may require an investor to make certain representations or enter into agreements with respect to the order (e.g., to provide for payments of cash, when required). Investors should be aware that their particular broker may not have executed a Participant Agreement and that, therefore, orders to purchase Shares directly from the Fund in Creation Units have to be placed by the investor’s broker through an Authorized Participant that has executed a Participant Agreement. In such cases there may be additional charges to such investor. At any given time, there may be only a limited number of broker-dealers that have executed a Participant Agreement and only a small number of such Authorized Participants may have international capabilities.
On days when the Exchange closes earlier than normal, the Fund may require orders to create Creation Units to be placed earlier in the day. In addition, if a market or markets on which the Fund’s investments are primarily traded is closed, the Fund also will generally not accept orders on such day(s). Orders must be transmitted by an Authorized Participant by telephone or other transmission method acceptable to the Transfer Agent pursuant to procedures set forth in the Participant Agreement. On behalf of the Fund, the Transfer Agent will notify the Custodian of such order. The Custodian will then provide such information to the appropriate local sub-custodian(s). Those placing orders through an Authorized Participant should allow sufficient time to permit proper submission of the purchase order to the Transfer Agent by the cut-off time on such Business Day. Economic or market disruptions or changes, or telephone or other communication failure may impede the ability to reach the Transfer Agent or an Authorized Participant.
Fund Deposits must be delivered by an Authorized Participant through the Federal Reserve System (for cash) or through DTC (for corporate securities), through a subcustody agent (for foreign securities) and/or through such other arrangements allowed by the Trust or its agents. With respect to foreign Deposit Securities, the Custodian shall cause the sub-custodian of the Fund to maintain an account into which the Authorized Participant shall deliver, on behalf of itself or the party on whose behalf it is acting, such Deposit Securities (or Deposit Cash for all or a part of such securities, as permitted or required), with any appropriate adjustments as advised by the Trust. Foreign Deposit Securities must be delivered to an account maintained at the applicable local sub-custodian. A Fund Deposit transfer must be ordered by the Authorized Participant in a timely fashion to ensure the delivery of the requisite number of Deposit Securities or Deposit Cash, as applicable, to the account of the Fund or its agents by no later than 4:00 p.m. Eastern Time (or such other time as specified by the Trust) on the Settlement Date. If the Fund or its agents do not receive all of the Deposit Securities, or the required Deposit Cash in lieu thereof, by such time, then the order may be deemed rejected and the Authorized Participant shall
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be liable to the Fund for losses, if any, resulting therefrom. The “Settlement Date” for the Fund is generally the next Business Day after the Order Placement Date. All questions as to the number of Deposit Securities or Deposit Cash to be delivered, as applicable, and the validity, form and eligibility (including time of receipt) for the deposit of any tendered securities or cash, as applicable, will be determined by the Trust, whose determination shall be final and binding. The amount of cash represented by the Cash Component must be transferred directly to the Custodian through the Federal Reserve Bank wire transfer system in a timely manner to be received by the Custodian no later than the Settlement Date. If the Cash Component and the Deposit Securities or Deposit Cash, as applicable, are not received by the Custodian in a timely manner by the Settlement Date, the creation order may be cancelled. Upon written notice to the Transfer Agent, such canceled order may be resubmitted the following Business Day using a Fund Deposit as newly constituted to reflect the then current NAV of the Fund.
The order shall be deemed to be received on the Business Day on which the order is placed provided that the order is placed in proper form prior to the applicable cut-off time and the federal funds in the appropriate amount are deposited with the Custodian on the Settlement Date. If the order is not placed in proper form as required, or federal funds in the appropriate amount are not received on the Settlement Date, then the order may be deemed to be rejected and the Authorized Participant shall be liable to the Fund for losses, if any, resulting therefrom. A creation request is in “proper form” if all procedures set forth in the Participant Agreement and this SAI are properly followed.
Issuance of a Creation Unit. Except as provided in this SAI, Creation Units will not be issued until the transfer of good title to the Trust of the Deposit Securities or payment of Deposit Cash, as applicable, and the payment of the Cash Component have been completed. When the subcustodian has confirmed to the Custodian that the required Deposit Securities (or the cash value thereof) have been delivered to the account of the relevant sub-custodian or sub-custodians, the Distributor and the Adviser shall be notified of such delivery, and the Trust will issue and cause the delivery of the Creation Units. The delivery of Creation Units so created generally will occur no later than the first Business Day following the day on which the purchase order is deemed received by the Transfer Agent. The Authorized Participant shall be liable to the Fund for losses, if any, resulting from unsettled orders.
In instances where the Trust accepts Deposit Securities for the purchase of a Creation Unit, the Creation Units may be purchased in advance of receipt by the Trust of all or a portion of the applicable Deposit Securities as described below. In these circumstances, the initial deposit will have a value greater than the NAV of Shares on the date the order is placed in proper form since, in addition to available Deposit Securities, cash must be deposited in an amount equal to the sum of (i) the Cash Component, plus (ii) an additional amount of cash equal to a percentage of the value as set forth in the Participant Agreement, of the undelivered Deposit Securities (the “Additional Cash Deposit”), which shall be maintained in a separate non-interest bearing collateral account. The Authorized Participant must deposit with the Custodian the Additional Cash Deposit, as applicable, by 4:00 p.m. Eastern Time (or such other time as specified by the Trust) on the Settlement Date. If the Fund or its agents do not receive the Additional Cash Deposit in the appropriate amount, by such time, then the order may be deemed rejected and the Authorized Participant shall be liable to the Fund for losses, if any, resulting therefrom. An additional amount of cash shall be required to be deposited with the Trust, pending delivery of the missing Deposit Securities to the extent necessary to maintain the Additional Cash Deposit with the Trust in an amount at least equal to the applicable percentage, as set forth in the Participant Agreement, of the daily market value of the missing Deposit Securities. The Participant Agreement will permit the Trust to buy the missing Deposit Securities at any time. Authorized Participants will be liable to the Trust for the costs incurred by the Trust in connection with any such purchases. These costs will be deemed to include the amount by which the actual purchase price of the Deposit Securities exceeds the value of such Deposit Securities on the day the purchase order was deemed received by the Transfer Agent plus the brokerage and related transaction costs associated with such purchases. The Trust will return any unused portion of the Additional Cash Deposit once all of the missing Deposit Securities have been properly received by the Custodian or purchased by the Trust and deposited into the Trust. In addition, a transaction fee, as described below under “Creation Unit Transaction Fee,” may be charged an additional variable charge also may be applied, as described below. The delivery of Creation Units so created generally will occur no later than the Settlement Date.
Acceptance of Orders of Creation Units. Provided that such action does not result in a suspension of sales of Creation Units in contravention of Rule 6c-11 under the 1940 Act and the SEC’s positions thereunder, the Trust reserves the right to reject an order for Creation Units transmitted in respect of the Fund at its discretion, including, without limitation, if (a) the order is not in proper form or the Fund Deposit delivered does not consist of the securities the Custodian specified; (b) the investor(s), upon obtaining the Shares ordered, would own 80% or more of the currently outstanding Shares of the Fund; (c) the Deposit Securities or Deposit Cash, as applicable, delivered by the Authorized Participant are not as disseminated through the facilities of the NSCC for that date by the Custodian; (d) the acceptance of the Fund Deposit would, in the opinion of counsel, be unlawful; (e) the acceptance or receipt of the order for a Creation Unit would, in the opinion of counsel, be unlawful; or (f) in the event that circumstances outside the control of the Trust, the Custodian, the Transfer Agent, the Distributor and/or the Adviser make it for all practical purposes not feasible to process orders for Creation Units. Examples of such circumstances include acts of God or public service or utility problems such as fires, floods, extreme weather conditions and power outages resulting in telephone, telecopy and computer failures; market conditions or activities causing trading halts; systems failures involving computer or other information systems affecting the Trust, the Distributor, the Custodian, the Transfer Agent, DTC, NSCC, Federal Reserve System, or any other participant in the creation process, and other extraordinary events. The Trust or its agents shall communicate to the Authorized Participant its rejection of an order. The Trust, the Transfer Agent, the Custodian and the Distributor are under no duty, however, to give notification of any defects or irregularities in the delivery of Fund Deposits nor shall either of them incur any liability for the failure to give any such notification. The Trust, the
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Transfer Agent, the Custodian and the Distributor shall not be liable for the rejection of any purchase order for Creation Units. Given the importance of the ongoing issuance of Creation Units to maintaining a market price that is at or close to the underlying NAV of the Fund, the Trust does not intend to suspend the acceptance of orders for Creation Units, unless it believes doing so would be in the best interests of the Fund.
All questions as to the number of shares of each security in the Deposit Securities and the validity form, eligibility and acceptance for deposit of any securities to be delivered shall be determined by the Trust, and the Trust’s determination shall be final and binding.
Creation Unit Transaction Fee. A fixed purchase (i.e., creation) transaction fee, payable to the Fund’s custodian, may be imposed for the transfer and other transaction costs associated with the purchase of Creation Units (“Creation Order Costs”). The standard fixed creation unit transaction fee for the Fund, regardless of the number of Creation Units created in the transaction, can be found in the table below. The Fund may adjust the standard fixed creation unit transaction fee from time to time. The fixed creation unit transaction fee may be waived on certain orders if the Fund’s custodian has determined to waive some or all of the Creation Order Costs associated with the order or another party, such as the Adviser, has agreed to pay such fee.
In addition, a variable fee, payable to the Fund, of up to the maximum percentage listed in the table below of the value of the Creation Units subject to the transaction may be imposed for cash purchases, non-standard orders, or partial cash purchases of Creation Units. The variable charge is primarily designed to cover additional costs (e.g., brokerage, taxes) involved with buying the securities with cash. The Fund may determine to not charge a variable fee on certain orders when the Adviser has determined that doing so is in the best interests of Fund shareholders, e.g., for creation orders that facilitate the rebalance of the Fund’s portfolio in a more tax efficient manner than could be achieved without such order.

Fixed Creation Unit Transaction Fee	Maximum Variable Transaction Fee
$1,000	2%
Investors who use the services of a broker or other such intermediary may be charged a fee for such services. Investors are responsible for the fixed costs of transferring the Fund Securities from the Trust to their account or on their order.
Risks of Purchasing Creation Units. There are certain legal risks unique to investors purchasing Creation Units directly from the Fund. Because Shares may be issued on an ongoing basis, a “distribution” of Shares could be occurring at any time. Certain activities that a shareholder performs as a dealer could, depending on the circumstances, result in the shareholder being deemed a participant in the distribution in a manner that could render the shareholder a statutory underwriter and subject to the prospectus delivery and liability provisions of the Securities Act. For example, a shareholder could be deemed a statutory underwriter if it purchases Creation Units from the Fund, breaks them down into the constituent Shares, and sells those Shares directly to customers, or if a shareholder chooses to couple the creation of a supply of new Shares with an active selling effort involving solicitation of secondary-market demand for Shares. In such event, any commissions paid to any such broker-dealer or agent and any profit on the resale of the shares purchased by them may be deemed to be underwriting commissions or discounts under the Securities Act. Whether a person is an underwriter depends upon all of the facts and circumstances pertaining to that person’s activities, and the examples mentioned here should not be considered a complete description of all the activities that could cause you to be deemed an underwriter.
Dealers who are not “underwriters” but are participating in a distribution (as opposed to engaging in ordinary secondary-market transactions), and thus dealing with Shares as part of an “unsold allotment” within the meaning of Section 4(a)(3)(C) of the Securities Act, will be unable to take advantage of the prospectus delivery exemption provided by Section 4(a)(3) of the Securities Act.
Redemption. Shares may be redeemed only in Creation Units at their NAV next determined after receipt of a redemption request in proper form by the Fund through the Transfer Agent and only on a Business Day. EXCEPT UPON LIQUIDATION OF THE FUND, THE TRUST WILL NOT REDEEM SHARES IN AMOUNTS LESS THAN CREATION UNITS. Investors must accumulate enough Shares in the secondary market to constitute a Creation Unit in order to have such Shares redeemed by the Trust. There can be no assurance, however, that there will be sufficient liquidity in the public trading market at any time to permit assembly of a Creation Unit. Investors should expect to incur brokerage and other costs in connection with assembling a sufficient number of Shares to constitute a redeemable Creation Unit.
With respect to the Fund, the Custodian, through the NSCC, makes available prior to the opening of business on the Exchange (currently, 9:30 a.m., Eastern Time) on each Business Day, the list of the names and Share quantities of the Fund’s portfolio securities that will be applicable (subject to possible amendment or correction) to redemption requests received in proper form (as defined below) on that day (“Fund Securities”). Fund Securities received on redemption may not be identical to Deposit Securities.
Redemption proceeds for a Creation Unit are paid either in kind or in cash, or a combination thereof, as determined by the Trust in accordance with the Basket Procedures. With respect to in-kind redemptions of the Fund, redemption proceeds for a Creation Unit will consist of Fund Securities—as announced by the Custodian on the Business Day of the request for redemption received in proper form plus cash in an amount equal to the difference between the NAV of Shares being redeemed, as next determined after a receipt of a request in proper form, and the value of the Fund Securities (the “Cash Redemption Amount”), less a fixed redemption transaction fee, as applicable, and additional variable charge as set forth below. In the event that the Fund Securities have a value greater than the NAV of Shares, a compensating cash payment equal to the differential is required to be made by or through an Authorized Participant
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by the redeeming shareholder. Notwithstanding the foregoing, at the Trust’s discretion, an Authorized Participant may receive the corresponding cash value of the securities in lieu of the in-kind securities value representing one or more Fund Securities.
Cash Redemption. Full or partial cash redemptions of Creation Units will be effected in essentially the same manner as in-kind redemptions thereof. In the case of full or partial cash redemptions, the Authorized Participant receives the cash equivalent of the Fund Securities it would otherwise receive through an in-kind redemption, plus the same Cash Redemption Amount to be paid to an in-kind redeemer.
Redemption Transaction Fee. A fixed redemption transaction fee, payable to the Fund’s custodian, may be imposed for the transfer and other transaction costs associated with the redemption of Creation Units (“Redemption Order Costs”). The standard fixed redemption transaction fee for the Fund, regardless of the number of Creation Units redeemed in the transaction, can be found in the table below. The Fund may adjust the redemption transaction fee from time to time. The fixed redemption fee may be waived on certain orders if the Fund’s custodian has determined to waive some or all of the Redemption Order Costs associated with the order or another party, such as the Adviser, has agreed to pay such fee.
In addition, a variable fee, payable to the Fund, of up to the maximum percentage listed in the table below of the value of the Creation Units subject to the transaction may be imposed for cash redemptions, non-standard orders, or partial cash redemptions (when cash redemptions are available) of Creation Units. The variable charge is primarily designed to cover additional costs (e.g., brokerage, taxes) involved with selling portfolio securities to satisfy a cash redemption. The Fund may determine to not charge a variable fee on certain orders when the Adviser has determined that doing so is in the best interests of Fund shareholders, e.g., for redemption orders that facilitate changes to the Fund’s portfolio in a more tax efficient manner than could be achieved without such order.

Fixed Redemption Transaction Fee	Maximum Variable Transaction Fee
$1,000	2%
Investors who use the services of a broker or other such intermediary may be charged a fee for such services. Investors are responsible for the fixed costs of transferring the Fund Securities from the Trust to their account or on their order.
Procedures for Redemption of Creation Units. Orders to redeem Creation Units must be submitted in proper form to the Transfer Agent prior to 4:00 p.m. Eastern Time. A redemption request is considered to be in “proper form” if (i) an Authorized Participant has transferred or caused to be transferred to the Trust’s Transfer Agent the Creation Unit(s) being redeemed through the book-entry system of DTC so as to be effective by the time as set forth in the Participant Agreement and (ii) a request in form satisfactory to the Trust is received by the Transfer Agent from the Authorized Participant on behalf of itself or another redeeming investor within the time periods specified in the Participant Agreement. If the Transfer Agent does not receive the investor’s Shares through DTC’s facilities by the times and pursuant to the other terms and conditions set forth in the Participant Agreement, the redemption request shall be rejected.
The Authorized Participant must transmit the request for redemption, in the form required by the Trust, to the Transfer Agent in accordance with procedures set forth in the Authorized Participant Agreement. Investors should be aware that their particular broker may not have executed an Authorized Participant Agreement, and that, therefore, requests to redeem Creation Units may have to be placed by the investor’s broker through an Authorized Participant who has executed an Authorized Participant Agreement. Investors making a redemption request should be aware that such request must be in the form specified by such Authorized Participant. Investors making a request to redeem Creation Units should allow sufficient time to permit proper submission of the request by an Authorized Participant and transfer of the Shares to the Transfer Agent; such investors should allow for the additional time that may be required to effect redemptions through their banks, brokers or other financial intermediaries if such intermediaries are not Authorized Participants.
Additional Redemption Procedures. In connection with taking delivery of Shares of Fund Securities upon redemption of Creation Units, a redeeming shareholder or Authorized Participant acting on behalf of such shareholder must maintain appropriate custody arrangements with a qualified broker-dealer, bank, or other custody providers in each jurisdiction in which any of the Fund Securities are customarily traded, to which account such Fund Securities will be delivered. Deliveries of redemption proceeds generally will be made within one business day of the trade date.
The Trust may, in its discretion and in accordance with the Basket Procedures, exercise its option to redeem such Shares in cash, and the redeeming investor will be required to receive its redemption proceeds in cash. In addition, an investor may request a redemption in cash that the Fund may, in its sole discretion, permit. In either case, the investor will receive a cash payment equal to the NAV of its Shares based on the NAV of Shares of the Fund next determined after the redemption request is received in proper form (minus a redemption transaction fee, if applicable, and additional charge for requested cash redemptions specified above, to offset the Trust’s brokerage and other transaction costs associated with the disposition of Fund Securities). The Fund also may, in its sole discretion, and in accordance with the Basket Procedures, upon request of a shareholder, provide such redeemer a portfolio of securities that differs from the exact composition of the Fund Securities but does not differ in NAV.
Redemptions of Shares for Fund Securities will be subject to compliance with applicable federal and state securities laws and the Fund (whether or not it otherwise permits cash redemptions) reserves the right to redeem Creation Units for cash to the extent that the Trust
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could not lawfully deliver specific Fund Securities upon redemptions or could not do so without first registering the Fund Securities under such laws. An Authorized Participant or an investor for which it is acting subject to a legal restriction with respect to a particular security included in the Fund Securities applicable to the redemption of Creation Units may be paid an equivalent amount of cash. The Authorized Participant may request the redeeming investor of the Shares to enter into agreements with respect to such matters as compensating cash payment. Further, an Authorized Participant that is not a “qualified institutional buyer,” (“QIB”) as such term is defined under Rule 144A of the Securities Act, will not be able to receive Fund Securities that are restricted securities eligible for resale under Rule 144A. An Authorized Participant may be required by the Trust to provide a written confirmation with respect to QIB status to receive Fund Securities.
Because the portfolio securities of the Fund may trade on other exchanges on days that the Exchange is closed or are otherwise not Business Days for the Fund, shareholders may not be able to redeem their Shares, or to purchase or sell Shares on the Exchange, on days when the NAV of the Fund could be significantly affected by events in the relevant foreign markets.
The right of redemption may be suspended or the date of payment postponed with respect to the Fund (1) for any period during which the Exchange is closed (other than customary weekend and holiday closings); (2) for any period during which trading on the Exchange is suspended or restricted; (3) for any period during which an emergency exists as a result of which disposal of the Shares of the Fund or determination of the NAV of the Shares is not reasonably practicable; or (4) in such other circumstance as is permitted by the SEC.
DETERMINATION OF NET ASSET VALUE
NAV per Share for the Fund is computed by dividing the value of the net assets of the Fund (i.e., the value of its total assets less total liabilities) by the total number of Shares outstanding, rounded to the nearest cent. Expenses and fees, including the management fees, are accrued daily and taken into account for purposes of determining NAV. The NAV of the Fund is calculated by Fund Services and determined at the scheduled close of the regular trading session on the NYSE (ordinarily 4:00 p.m., Eastern Time) on each day that the NYSE is open, provided that fixed-income assets may be valued as of the announced closing time for trading in fixed-income instruments on any day that the Securities Industry and Financial Markets Association (“SIFMA”) announces an early closing time.
In calculating the Fund’s NAV per Share, the Fund’s investments are generally valued using market quotations to the extent such market quotations are readily available. If market quotations are not readily available, or are deemed to be unreliable by the Adviser, the Fund will value such investments at fair value, as determined by the Adviser, for purposes of calculating the Fund’s NAV. Pursuant to Rule 2a-5 under the 1940 Act, the Board has designated the Adviser to perform the fair value determinations for the Fund’s portfolio holdings subject to the Board’s oversight. The Adviser has established procedures for its fair valuation of the Fund’s portfolio investments. These procedures address, among other things, determining when market quotations are not readily available or reliable and the methodologies to be used for determining the fair value of investments, as well as the use and oversight of third-party pricing services for fair valuation. The Adviser’s fair value determinations will be carried out in compliance with Rule 2a-5 and based on fair value methodologies established and applied by the Adviser and periodically tested to ensure such methodologies are appropriate and accurate with respect to the Fund’s portfolio investments. The Adviser’s fair value methodologies may involve obtaining inputs and prices from third-party pricing services.
When fair value pricing is employed, the prices of securities used by the Fund to calculate its NAV may differ from quoted or published prices for the same securities. Due to the subjective and variable nature of fair value pricing, it is possible that the fair value determined for a particular security may be materially different (higher or lower) from the price of the security quoted or published by others, or the value when trading resumes or is realized upon its sale. There may be multiple methods that can be used to value a portfolio investment when market quotations are not readily available. The value established for any portfolio investment at a point in time might differ from what would be produced using a different methodology or if it had been priced using market quotations.
DIVIDENDS AND DISTRIBUTIONS
The following information supplements and should be read in conjunction with the section in the Prospectus entitled “Dividends, Distributions and Taxes.”
General Policies. Dividends from net investment income, if any, are declared and paid at least annually by the Fund. Distributions of net realized securities gains, if any, generally are declared and paid once a year, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Code, in all events in a manner consistent with the provisions of the 1940 Act.
Dividends and other distributions on Shares are distributed, as described below, on a pro rata basis to Beneficial Owners of such Shares. Dividend payments are made through DTC Participants and Indirect Participants to Beneficial Owners then of record with proceeds received from the Trust.
The Fund makes additional distributions to the extent necessary (i) to distribute the entire annual taxable income of the Fund, plus any net capital gains and (ii) to avoid imposition of the excise tax imposed by Section 4982 of the Code. Management of the Trust reserves the right to declare special dividends if, in its reasonable discretion, such action is necessary or advisable to preserve the Fund’s eligibility for treatment as a RIC or to avoid imposition of income or excise taxes on undistributed income.
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Dividend Reinvestment Service. The Trust will not make the DTC book-entry dividend reinvestment service available for use by Beneficial Owners for reinvestment of their cash proceeds, but certain individual broker-dealers may make available the DTC book-entry Dividend Reinvestment Service for use by Beneficial Owners of the Fund through DTC Participants for reinvestment of their dividend distributions. Investors should contact their brokers to ascertain the availability and description of these services. Beneficial Owners should be aware that each broker may require investors to adhere to specific procedures and timetables to participate in the dividend reinvestment service and investors should ascertain from their brokers such necessary details. If this service is available and used, dividend distributions of both income and realized gains will be automatically reinvested in additional whole Shares issued by the Trust of the Fund at NAV per Share. Distributions reinvested in additional Shares will nevertheless be taxable to Beneficial Owners acquiring such additional Shares to the same extent as if such distributions had been received in cash.
FEDERAL INCOME TAXES
The following is only a summary of certain important U.S. federal income tax considerations generally affecting the Fund and its shareholders that supplements the discussion in the Prospectus. No attempt is made to present a comprehensive explanation of the federal, state, local or foreign tax treatment of the Fund or its shareholders, and the discussion here and in the Prospectus is not intended to be a substitute for careful tax planning. In particular, it does not address tax consequences to investors subject to special rules, such as investors who hold Shares through individual retirement accounts (“IRAs”), 401(k) plans, or other tax-advantaged accounts.
The following general discussion of certain U.S. federal income tax consequences is based on provisions of the Code and the regulations issued thereunder as in effect on the date of this SAI. New legislation, as well as administrative changes or court decisions, may significantly change the conclusions expressed herein, and may have a retroactive effect with respect to the transactions contemplated herein.
Unless your investment in Shares is made through a tax-exempt entity or tax-deferred retirement account, such as an IRA, you need to be aware of the possible tax consequences when the Fund makes distributions or you sell Shares.
Shareholders are urged to consult their own tax advisors regarding the application of the provisions of tax law described in this SAI in light of the particular tax situations of the shareholders and regarding specific questions as to federal, state, foreign or local taxes.
Taxation of the Fund. The Fund intends to qualify each year to be treated as a RIC under Subchapter M of the Code. As such, the Fund should not be subject to federal income taxes on its net investment income and capital gains, if any, to the extent that it timely distributes such income and capital gains to its shareholders. To qualify for treatment as a RIC, the Fund must distribute annually to its shareholders at least the sum of 90% of its net investment income (generally including dividends, taxable interest, and the excess of net short-term capital gains over net long-term capital losses, less operating expenses) and at least 90% of its net tax-exempt interest income, if any (the “Distribution Requirement”) and must meet several additional requirements. Among these requirements are the following: (i) at least the sum of 90% of the Fund’s gross income each taxable year must be derived from dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income derived with respect to its business of investing in such stock, securities or foreign currencies and net income derived from interests in qualified publicly traded partnerships (the “Qualifying Income Requirement”); and (ii) at the end of each quarter of the Fund’s taxable year, the Fund’s assets must be diversified so that (a) at least 50% of the value of the Fund’s total assets is represented by cash and cash items, U.S. government securities, securities of other RICs, and other securities, with such other securities limited, in respect to any one issuer, to an amount not greater in value than 5% of the value of the Fund’s total assets and to not more than 10% of the outstanding voting securities of such issuer, including the equity securities of a qualified publicly traded partnership, and (b) not more than 25% of the value of its total assets is invested, including through corporations in which the Fund owns a 20% or more voting stock interest, in the securities (other than U.S. government securities or securities of other RICs) of any one issuer, the securities (other than securities of other RICs) of two or more issuers which the Fund controls and which are engaged in the same, similar, or related trades or businesses, or the securities of one or more qualified publicly traded partnerships (the “Diversification Requirement”).
To the extent the Fund makes investments that may generate income that is not qualifying income, including certain derivatives, the Fund will seek to restrict the resulting income from such investments so that the Fund’s non-qualifying income does not exceed 10% of its gross income.
Although the Fund intends to distribute substantially all of its net investment income and may distribute its capital gains for any taxable year, the Fund will be subject to federal income taxation to the extent any such income or gains are not distributed. The Fund is treated as a separate corporation for federal income tax purposes. The Fund therefore is considered a separate entity in determining its treatment under the rules for RICs described herein, i.e., losses in the Fund do not offset gains in another fund. The requirements (other than certain organizational requirements) for qualifying RIC status are determined at the Fund level rather than at the Trust level.
If the Fund fails to satisfy the Qualifying Income Requirement or the Diversification Requirement in any taxable year, the Fund may be eligible for relief provisions if the failures are due to reasonable cause and not willful neglect and if a penalty tax is paid with respect to each failure to satisfy the applicable requirements. Additionally, relief is provided for certain de minimis failures of the
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Diversification Requirement where the Fund corrects the failure within a specified period of time. To be eligible for the relief provisions with respect to a failure to meet the Diversification Requirement, the Fund may be required to dispose of certain assets. If these relief provisions were not available to the Fund and it were to fail to qualify for treatment as a RIC for a taxable year, all of its taxable income would be subject to federal income tax at the regular 21% corporate rate without any deduction for distributions to shareholders, and its distributions (including capital gains distributions) generally would be taxable to the shareholders of the Fund as ordinary income dividends to the extent of the Fund’s current and accumulated earnings and profits, subject to the dividends received deduction for corporate shareholders and the lower tax rates on qualified dividend income received by non-corporate shareholders, subject to certain limitations. To requalify for treatment as a RIC in a subsequent taxable year, the Fund would be required to satisfy the RIC qualification requirements for that year and to distribute any earnings and profits from any year in which the Fund failed to qualify for tax treatment as a RIC. If the Fund failed to qualify as a RIC for a period greater than two taxable years, it would generally be required to pay a Fund-level tax on certain net built-in gains recognized with respect to certain of its assets upon disposition of such assets within five years of qualifying as a RIC in a subsequent year. The Board reserves the right not to maintain the qualification of the Fund for treatment as a RIC if it determines such course of action to be beneficial to shareholders. If the Fund determines that it will not qualify as a RIC, the Fund will establish procedures to reflect the anticipated tax liability in the Fund’s NAV.
The Fund may elect to treat part or all of any “qualified late year loss” as if it had been incurred in the succeeding taxable year in determining the Fund’s taxable income, net capital gain, net short-term capital gain, and earnings and profits. The effect of this election is to treat any such “qualified late year loss” as if it had been incurred in the succeeding taxable year in characterizing Fund distributions for any calendar year. A “qualified late year loss” generally includes net capital loss, net long-term capital loss, or net short-term capital loss incurred after October 31 of the relevant taxable year (commonly referred to as “post-October losses”) and certain other late-year losses.
Capital losses in excess of capital gains (“net capital losses”) are not permitted to be deducted against a RIC’s net investment income. Instead, for U.S. federal income tax purposes, potentially subject to certain limitations, the Fund may carry a net capital loss from any taxable year forward indefinitely to offset its capital gains, if any, in years following the year of the loss. To the extent subsequent capital gains are offset by such losses, they will not result in U.S. federal income tax liability to the Fund and may not be distributed as capital gains to its shareholders. Generally, the Fund may not carry forward any losses other than net capital losses. The carryover of capital losses may be limited under the general loss limitation rules if the Fund experiences an ownership change as defined in the Code.
For the fiscal period March 26, 2025 (commencement of operations) through December 31, 2025, the Fund had no carryforward losses to be carried forward indefinitely to offset future realized capital gains.
To the extent the Fund makes investments that may generate income that is not qualifying income, including certain derivatives, the Fund will seek to restrict the resulting income from such investments so that the Fund’s non-qualifying income does not exceed 10% of its gross income.
Although the Fund intends to distribute substantially all of their net investment income and may distribute their capital gains for any taxable year, the Fund will be subject to federal income taxation to the extent any such income or gains are not distributed. The Fund is treated as a separate corporation for federal income tax purposes. The Fund therefore is considered a separate entity in determining its treatment under the rules for RICs described herein, i.e., losses in one Fund do not offset gains in another. The requirements (other than certain organizational requirements) for qualifying RIC status are determined at the Fund level rather than at the Trust level.
If the Fund fails to satisfy the Qualifying Income Requirement or the Diversification Requirement in any taxable year, the Fund may be eligible for relief provisions if the failures are due to reasonable cause and not willful neglect and if a penalty tax is paid with respect to each failure to satisfy the applicable requirements. Additionally, relief is provided for certain de minimis failures of the Diversification Requirement where the Fund corrects the failure within a specified period of time. To be eligible for the relief provisions with respect to a failure to meet the Diversification Requirement, the Fund may be required to dispose of certain assets. If these relief provisions were not available to the Fund and it were to fail to qualify for treatment as a RIC for a taxable year, all of its taxable income would be subject to federal income tax at the regular 21% corporate rate without any deduction for distributions to shareholders, and its distributions (including capital gains distributions) generally would be taxable to the shareholders of the Fund as dividends to the extent of the Fund’s current and accumulated earnings and profits, subject to the dividends received deduction for corporate shareholders and the lower tax rates on qualified dividend income received by non-corporate shareholders, subject to certain limitations. To requalify for treatment as a RIC in a subsequent taxable year, the Fund would be required to satisfy the RIC qualification requirements for that year and to distribute any earnings and profits from any year in which the Fund failed to qualify for tax treatment as a RIC. If the Fund failed to qualify as a RIC for a period greater than two taxable years, it would generally be required to pay the Fund-level tax on certain net built in gains recognized with respect to certain of its assets upon disposition of such assets within five years of qualifying as a RIC in a subsequent year. The Board reserves the right not to maintain the qualification of the Fund for treatment as a RIC if it determines such course of action to be beneficial to shareholders. If the Fund determines that it will not qualify as a RIC, the Fund will establish procedures to reflect the anticipated tax liability in the Fund’s NAV.
The Fund may elect to treat part or all of any “qualified late year loss” as if it had been incurred in the succeeding taxable year in determining the Fund’s taxable income, net capital gain, net short-term capital gain, and earnings and profits. The effect of this
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election is to treat any such “qualified late year loss” as if it had been incurred in the succeeding taxable year in characterizing Fund distributions for any calendar year. A “qualified late year loss” generally includes net capital loss, net long-term capital loss, or net short-term capital loss incurred after October 31 of the current taxable year (commonly referred to as “post-October losses”) and certain other late-year losses.
Capital losses in excess of capital gains (“net capital losses”) are not permitted to be deducted against a RIC’s net investment income. Instead, for U.S. federal income tax purposes, potentially subject to certain limitations, the Fund may carry a net capital loss from any taxable year forward indefinitely to offset its capital gains, if any, in years following the year of the loss. To the extent subsequent capital gains are offset by such losses, they will not result in U.S. federal income tax liability to the Fund and may not be distributed as capital gains to its shareholders. Generally, the Fund may not carry forward any losses other than net capital losses. The carryover of capital losses may be limited under the general loss limitation rules if the Fund experiences an ownership change as defined in the Code.
The Fund will be subject to a nondeductible 4% federal excise tax on certain undistributed income if it does not distribute to its shareholders in each calendar year an amount at least equal to 98% of its ordinary income for the calendar year plus 98.2% of its capital gain net income for the one-year period ending on October 31 of that year, subject to an increase for any shortfall in the prior year’s distribution. For this purpose, any ordinary income or capital gain net income retained by the Fund and subject to corporate income tax will be considered to have been distributed. The Fund intends to declare and distribute dividends and distributions in the amounts and at the times necessary to avoid the application of the excise tax but can make no assurances that all such tax liability will be eliminated. For example, the Fund may receive delayed or corrected tax reporting statements from its investments that cause the Fund to accrue additional income and gains after the Fund has already made its excise tax distributions for the year. In such a situation, the Fund may incur an excise tax liability resulting from such delayed receipt of such tax information statements. In addition, the Fund may in certain circumstances be required to liquidate Fund investments to make sufficient distributions to avoid federal excise tax liability at a time when the investment adviser might not otherwise have chosen to do so, and liquidation of investments in such circumstances may affect the ability of the Fund to satisfy the requirement for qualification as a RIC.
If the Fund meets the Distribution Requirement but retains some or all of its income or gains, it will be subject to federal income tax to the extent that any such income or gains are not distributed. The Fund may designate certain amounts retained as undistributed net capital gain in a notice to its shareholders, who (i) will be required to include in income for U.S. federal income tax purposes, as long-term capital gain, their proportionate shares of the undistributed amount so designated, (ii) will be entitled to credit their proportionate shares of the income tax paid by the Fund on that undistributed amount against their federal income tax liabilities and to claim refunds to the extent such credits exceed their tax liabilities, and (iii) will be entitled to increase their tax basis, for federal income tax purposes, in their Shares by an amount equal to the excess of the amount of undistributed net capital gain included in their respective income over their respective income tax credits.
Taxation of Shareholders – Distributions. The Fund intends to distribute annually to its shareholders substantially all of its investment company taxable income (computed without regard to the deduction for dividends paid), its net tax-exempt income, if any, and any net capital gain (net recognized long-term capital gains in excess of net recognized short-term capital losses, taking into account any capital loss carryforwards). The distribution of investment company taxable income (as so computed) and net realized capital gain will be taxable to Fund shareholders regardless of whether the shareholder receives these distributions in cash or reinvests them in additional Shares.
The Fund (or your broker) will report to shareholders annually the amounts of dividends paid from ordinary income, the amount of distributions of net capital gain, the portion of dividends which may qualify for the dividends received deduction for corporations, and the portion of dividends which may qualify for treatment as qualified dividend income, which, subject to certain limitations and requirements, is taxable to non-corporate shareholders at rates of up to 20%.
Qualified dividend income includes, in general, subject to certain holding period and other requirements, dividend income from taxable domestic corporations and certain foreign corporations. Subject to certain limitations, eligible foreign corporations include those incorporated in possessions of the United States, those incorporated in certain countries with comprehensive tax treaties with the United States, and other foreign corporations if the stock with respect to which the dividends are paid is readily tradable on an established securities market in the United States. Dividends received by the Fund from an underlying fund taxable as a RIC or from a REIT may be treated as qualified dividend income generally only to the extent so reported by such underlying fund or REIT. If 95% or more of the Fund’s gross income (calculated without taking into account net capital gain derived from sales or other dispositions of stock or securities) consists of qualified dividend income, the Fund may report all distributions of such income as qualified dividend income. The Fund’s investment strategy will significantly limit its ability to distribute dividends eligible to be treated as qualified dividend income.
Fund dividends will not be treated as qualified dividend income if the Fund does not meet holding period and other requirements with respect to dividend paying stocks in its portfolio, and the shareholder does not meet holding period and other requirements with respect to the Shares on which the dividends were paid. Distributions by the Fund of its net short-term capital gains will be taxable as ordinary income. Distributions from the Fund’s net capital gain will be taxable to shareholders at long-term capital gains rates, regardless of how long shareholders have held their Shares. Distributions may be subject to state and local taxes.
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In the case of corporate shareholders, certain dividends received by the Fund from U.S. corporations (generally, dividends received by the Fund in respect of any share of stock (1) with a tax holding period of at least 46 days during the 91-day period beginning on the date that is 45 days before the date on which the stock becomes ex-dividend as to that dividend and (2) that is held in an unleveraged position) and distributed and appropriately so reported by the Fund may be eligible for the 50% dividends received deduction. Certain preferred stock must have a holding period of at least 91 days during the 181-day period beginning on the date that is 90 days before the date on which the stock becomes ex-dividend as to that dividend to be eligible. Capital gain dividends distributed to the Fund from other RICs, and dividends distributed to the Fund from REITs are generally not eligible for the dividends received deduction. To qualify for the deduction, corporate shareholders must meet the minimum holding period requirement stated above with respect to their Shares, taking into account any holding period reductions from certain hedging or other transactions or positions that diminish their risk of loss with respect to their Shares, and, if they borrow to acquire or otherwise incur debt attributable to Shares, they may be denied a portion of the dividends received deduction with respect to those Shares. The Fund’s investment strategy will significantly limit its ability to distribute dividends entitled to the dividends received deduction.
Although dividends generally will be treated as distributed when paid, any dividend declared by the Fund in October, November or December and payable to shareholders of record in such a month that is paid during the following January will be treated for U.S. federal income tax purposes as received by shareholders on December 31 of the calendar year in which it was declared.
Shareholders who have not held Shares for a full year should be aware that the Fund may report and distribute, as ordinary dividends or capital gain dividends, a percentage of income that is not equal to the percentage of the Fund’s ordinary income or net capital gain, respectively, actually earned during the applicable shareholder’s period of investment in the Fund. A taxable shareholder should note that if it purchases shares just before a distribution, the purchase price would reflect the amount of the upcoming distribution. In this case, the shareholder would be taxed on the entire amount of the distribution received, even though, as an economic matter, the distribution simply constitutes a return of its investment. This is known as “buying a dividend” and should generally be avoided by taxable investors.
To the extent that the Fund makes a distribution of income received by the Fund in lieu of dividends (a “substitute payment”) with respect to securities on loan pursuant to a securities lending transaction, such income will not constitute qualified dividend income to individual shareholders and will not be eligible for the dividends received deduction for corporate shareholders.
If the Fund’s distributions exceed its current and accumulated earnings and profits for the taxable year (as calculated for federal income tax purposes), all or a portion of the distributions made for the taxable year may be recharacterized as a return of capital to shareholders. A return of capital distribution will generally not be taxable but will reduce each shareholder’s cost basis in the Fund and result in a higher capital gain or lower capital loss when the Shares on which the distribution was received are sold. After a shareholder’s basis in the Shares has been reduced to zero, distributions in excess of earnings and profits will be treated as gain from the sale of the shareholder’s Shares.
Taxation of Shareholders – Sale or Exchange of Shares. A sale or exchange of Shares may give rise to a gain or loss for federal and state income tax purposes. Assuming a shareholder holds Shares as a capital asset, any gain or loss realized upon a taxable disposition of Shares will be treated as long-term capital gain or loss if Shares have been held for more than 12 months. Otherwise, the gain or loss on the taxable disposition of Shares will generally be treated as short-term capital gain or loss. Any loss realized upon a taxable disposition of Shares held for six months or less will be treated as long-term capital loss, rather than short-term capital loss, to the extent of any amounts treated as distributions to the shareholder of long-term capital gain (including any amounts credited to the shareholder as undistributed capital gains). All or a portion of any loss realized upon a taxable disposition of Shares may be disallowed if substantially identical Shares of the Fund are acquired (through the reinvestment of dividends or otherwise) within a 61-day period beginning 30 days before and ending 30 days after the disposition. In such a case, the basis of the newly acquired Shares will be adjusted to reflect the disallowed loss.
The cost basis of Shares acquired by purchase will generally be based on the amount paid for Shares and then may be subsequently adjusted for other applicable transactions as required by the Code. The difference between the selling price and the cost basis of Shares generally determines the amount of the capital gain or loss realized on the sale or exchange of Shares. Contact the broker through whom you purchased your Shares to obtain information with respect to the available cost basis reporting methods and elections for your account.
An Authorized Participant who exchanges securities for Creation Units generally will recognize a gain or a loss. The gain or loss will be equal to the difference between the market value of the Creation Units at the time and the sum of the exchanger’s aggregate basis in the securities surrendered plus the amount of cash paid for such Creation Units. The ability of Authorized Participants to receive a full or partial cash redemption of Creation Units of the Fund may limit the tax efficiency of the Fund. An Authorized Participant who redeems Creation Units will generally recognize a gain or loss equal to the difference between the exchanger’s basis in the Creation Units and the sum of the aggregate market value of any securities received plus the amount of any cash received for such Creation Units. The Internal Revenue Service (“IRS”), however, may assert that a loss realized upon an exchange of securities for Creation Units cannot currently be deducted under the rules governing “wash sales” (for a person who does not mark-to-market its portfolio) or on the basis that there has been no significant change in economic position.
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Any gain or loss realized upon a creation or redemption of Creation Units will be treated as capital or ordinary gain or loss, depending on the holder’s circumstances.
The Trust, on behalf of the Fund, has the right to reject an order for Creation Units if the purchaser (or a group of purchasers) would, upon obtaining the Creation Units so ordered, own 80% or more of the outstanding Shares and if, pursuant to Section 351 of the Code, the Fund would have a basis in the deposit securities different from the market value of such securities on the date of deposit. The Trust also has the right to require the provision of information necessary to determine beneficial Share ownership for purposes of the 80% determination. If the Fund does issue Creation Units to a purchaser (or a group of purchasers) that would, upon obtaining the Creation Units so ordered, own 80% or more of the outstanding Shares, the purchaser (or a group of purchasers) will not recognize gain or loss upon the exchange of securities for Creation Units.
Authorized Participants purchasing or redeeming Creation Units should consult their own tax advisors with respect to the tax treatment of any creation or redemption transaction and whether the wash sales rule applies and when a loss may be deductible.
Taxation of Shareholders – Net Investment Income Tax. U.S. individuals with adjusted gross income (subject to certain adjustments) exceeding certain threshold amounts ($250,000 if married filing jointly or if considered a “surviving spouse” for federal income tax purposes, $125,000 if married filing separately, and $200,000 in other cases) are subject to a 3.8% tax on all or a portion of their “net investment income,” which includes taxable interest, dividends, and certain capital gains (generally including capital gain distributions and capital gains realized on the sale of Shares). This 3.8% tax also applies to all or a portion of the undistributed net investment income of certain shareholders that are estates and trusts.
Foreign Investments. Dividends and interest received by the Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Tax treaties between certain countries and the United States may reduce or eliminate such taxes. The Fund does not expect to satisfy the requirements for passing through to its shareholders any share of foreign taxes paid by the Fund, with the result that shareholders will not include such taxes in their gross incomes and will not be entitled to a tax deduction or credit for such taxes on their own tax returns.
If more than 50% of the value of the Fund’s assets at the close of any taxable year consists of stock or securities of foreign corporations, which for this purpose may include obligations of foreign governmental issuers, the Fund may elect, for U.S. federal income tax purposes, to treat any foreign income or withholding taxes paid by the Fund as paid by its shareholders. For any year that the Fund is eligible for and makes such an election, each shareholder of the Fund will be required to include in income an amount equal to his or her allocable share of qualified foreign income taxes paid by the Fund, and shareholders will be entitled, subject to certain holding period requirements and other limitations, to credit their portions of these amounts against their U.S. federal income tax due, if any, or to deduct their portions from their U.S. taxable income, if any. No deductions for foreign taxes paid by the Fund may be claimed, however, by non-corporate shareholders who do not itemize deductions. No deduction for such taxes will be permitted to individuals in computing their alternative minimum tax liability. Shareholders that are not subject to U.S. federal income tax, and those who invest in the Fund through tax-advantaged accounts (including those who invest through IRAs or other tax-advantaged retirement plans), generally will receive no benefit from any tax credit or deduction passed through by the Fund. Foreign taxes paid by the Fund will reduce the return from the Fund’s investments. If the Fund makes the election, the Fund’s shareholders will be notified annually by the Fund (or their broker) of the respective amounts per share of the Fund’s income from sources within, and taxes paid to, foreign countries and U.S. possessions. If the Fund does not hold sufficient foreign securities to meet the above threshold, then shareholders will not be entitled to claim a credit or further deduction with respect to foreign taxes paid by the Fund.
Foreign tax credits, if any, received by the Fund as a result of an investment in another RIC (including an underlying fund which is taxable as a RIC) will not be passed through to you unless the Fund qualifies as a “qualified fund of funds” under the Code. If the Fund is a “qualified fund of funds” it will be eligible to file an election with the IRS that will enable the Fund to pass along these foreign tax credits to its shareholders. The Fund will be treated as a “qualified fund of funds” under the Code if at least 50% of the value of the Fund’s total assets (at the close of each quarter of the Fund’s taxable year) is represented by interests in other RICs.
To the extent the Fund invests in an underlying fund (including an ETF) that indicates that such underlying fund intends to satisfy the tax requirements to be treated as a RIC under the Code, the Fund may be able to receive the benefits of a “qualified fund of funds” as described above. If, however, an underlying fund loses its status as a RIC under the Code, the Fund would no longer be permitted to count its investment in such underlying fund for purposes of satisfying the requirements to be a “qualified fund of funds.” In addition, an underlying fund that loses its status as a RIC would be treated as a regular corporation subject to entity level taxation prior to making any distributions to the Fund which would affect the amount, timing and character of such income distributed by an underlying fund to the Fund.
If the Fund holds shares in a “passive foreign investment company” (“PFIC”), it may be subject to U.S. federal income tax on a portion of any “excess distribution” or gain from the disposition of such shares even if such income is distributed as a taxable dividend by the Fund to its shareholders. Additional charges in the nature of interest may be imposed on the Fund in respect of deferred taxes arising from such distributions or gains.
The Fund may be eligible to treat a PFIC as a “qualified electing fund” (“QEF”) under the Code in which case, in lieu of the foregoing requirements, the Fund will be required to include in income each year a portion of the ordinary earnings and net capital gains of the
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QEF, even if not distributed to the Fund, and such amounts will be subject to the 90% and excise tax distribution requirements described above. In order to make this election, the Fund would be required to obtain certain annual information from the PFICs in which it invests, which may be difficult or impossible to obtain. Alternatively, the Fund may make a mark-to-market election that will result in the Fund being treated as if it had sold and repurchased its PFIC stock at the end of each year. In such case, the Fund would report any gains resulting from such deemed sales as ordinary income and would deduct any losses resulting from such deemed sales as ordinary losses to the extent of previously recognized gains. The election must be made separately for each PFIC owned by the Fund and, once made, is effective for all subsequent taxable years, unless revoked with the consent of the IRS. By making the election, the Fund could potentially ameliorate the adverse tax consequences with respect to its ownership of shares in a PFIC, but in any particular year may be required to recognize income in excess of the distributions it receives from PFICs and its proceeds from dispositions of PFIC stock. The Fund may have to distribute this excess income to satisfy the 90% distribution requirement and to avoid imposition of the 4% excise tax. In order to distribute this income and avoid a tax at the fund level, the Fund might be required to liquidate portfolio securities that it might otherwise have continued to hold, potentially resulting in additional taxable gain or loss. The Fund intends to make the appropriate tax elections, if possible, and take any additional steps that are necessary to mitigate the effect of these rules. Amounts included in income each year by the Fund arising from a QEF election will be “qualifying income” under the Qualifying Income Requirement (as described above) even if not distributed to the Fund, if the Fund derives such income from its business of investing in stock, securities or currencies.
Tax Treatment of Complex Securities. Certain of the Fund’s investments may be subject to complex provisions of the Code (including provisions relating to hedging transactions, straddles, integrated transactions, foreign currency contracts, forward foreign currency contracts, and notional principal contracts) that, among other things, may affect the Fund’s ability to qualify as a RIC, may affect the character of gains and losses realized by the Fund (e.g., may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the Fund and defer losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. These provisions also may require the Fund to mark-to-market certain types of positions in its portfolio (i.e., treat them as if they were closed out) which may cause the Fund to recognize income without the Fund receiving cash with which to make distributions in amounts sufficient to enable the Fund to satisfy the RIC distribution requirements for avoiding income and excise taxes. The Fund intends to monitor its transactions, intends to make appropriate tax elections, and intends to make appropriate entries in its books and records to mitigate the effect of these rules and preserve the Fund’s qualification for treatment as a RIC.
The Fund is required for federal income tax purposes to mark-to-market and recognize as income for each taxable year its net unrealized gains and losses on certain futures and options contracts subject to section 1256 of the Code (“Section 1256 Contracts”) as of the end of the year as well as those actually realized during the year. Gain or loss from Section 1256 Contracts on broad-based indexes required to be marked to market will be 60% long-term and 40% short-term capital gain or loss. Application of this rule may alter the timing and character of distributions to shareholders. The Fund may be required to defer the recognition of losses on Section 1256 Contracts to the extent of any unrecognized gains on offsetting positions held by the Fund. These provisions also may require the Fund to mark-to-market certain types of positions in its portfolio (i.e., treat them as if they were closed out), which may cause the Fund to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the Distribution Requirement and for avoiding the excise tax discussed above. Accordingly, to avoid certain income and excise taxes, the Fund may be required to liquidate its investments at a time when the investment adviser might not otherwise have chosen to do so.
Certain derivative investments by the Fund, such as exchange-traded products and over-the-counter derivatives, may not produce qualifying income for purposes of the Qualifying Income Requirement described above, which must be met in order for the Fund to maintain its status as a RIC under the Code. In addition, the determination of the value and the identity of the issuer of such derivative investments are often unclear for purposes of the Diversification Requirement described above. The Fund intends to carefully monitor such investments to ensure that any non-qualifying income does not exceed permissible limits and to ensure that it is adequately diversified under the Diversification Requirement. The Fund, however, may not be able to accurately predict the non-qualifying income from these investments and there are no assurances that the IRS will agree with the Fund’s determination of the Diversification Requirement with respect to such derivatives. Failure to satisfy the Diversification Requirement might also result from a determination by the IRS that financial instruments in which the Fund invests are not securities.
Backup Withholding. The Fund will be required in certain cases to withhold (as “backup withholding”) on amounts payable to any shareholder who (1) fails to provide a correct taxpayer identification number certified under penalty of perjury; (2) is subject to backup withholding by the IRS for failure to properly report all payments of interest or dividends; (3) fails to provide a certified statement that he or she is not subject to “backup withholding”; or (4) fails to provide a certified statement that he or she is a U.S. person (including a U.S. resident alien). The backup withholding rate is currently 24%. Backup withholding is not an additional tax and any amounts withheld may be credited against the shareholder’s ultimate U.S. tax liability. Backup withholding will not be applied to payments that have been subject to the 30% withholding tax on shareholders who are neither citizens nor permanent residents of the U.S.
Non-U.S. Shareholders. Any non-U.S. investors in the Fund may be subject to U.S. withholding and estate tax and are encouraged to consult their tax advisors prior to investing in the Fund. Foreign shareholders (i.e., nonresident alien individuals and foreign corporations, partnerships, trusts and estates) are generally subject to U.S. withholding tax at the rate of 30% (or a lower tax treaty rate) on distributions derived from taxable ordinary income. The Fund may, under certain circumstances, report all or a portion of a dividend as an “interest-related dividend” or a “short-term capital gain dividend,” which would generally be exempt from this 30%
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U.S. withholding tax, provided certain other requirements are met. Short-term capital gain dividends received by a nonresident alien individual who is present in the U.S. for a period or periods aggregating 183 days or more during the taxable year are not exempt from this 30% withholding tax. Gains realized by foreign shareholders from the sale or other disposition of Shares of the Fund generally are not subject to U.S. taxation, unless the recipient is an individual who is physically present in the U.S. for 183 days or more per year. Foreign shareholders who fail to provide an applicable IRS form may be subject to backup withholding on certain payments from the Fund. Backup withholding will not be applied to payments that are subject to the 30% (or lower applicable treaty rate) withholding tax described in this paragraph. Different tax consequences may result if the foreign shareholder is engaged in a trade or business within the United States. In addition, the tax consequences to a foreign shareholder entitled to claim the benefits of a tax treaty may be different than those described above.
Under legislation generally known as “FATCA” (the Foreign Account Tax Compliance Act), the Fund is required to withhold 30% of certain ordinary dividends it pays to shareholders that fail to meet prescribed information reporting or certification requirements. In general, no such withholding will be required with respect to a U.S. person or non-U.S. person that timely provides the certifications required by the Fund or its agent on a valid IRS Form W-9 or applicable series of IRS Form W-8, respectively. Shareholders potentially subject to withholding include foreign financial institutions (“FFIs”), such as non-U.S. investment funds, and non-financial foreign entities (“NFFEs”). To avoid withholding under FATCA, an FFI generally must enter into an information sharing agreement with the IRS in which it agrees to report certain identifying information (including name, address, and taxpayer identification number) with respect to its U.S. account holders (which, in the case of an entity shareholder, may include its direct and indirect U.S. owners), and an NFFE generally must identify and provide other required information to the Fund or other withholding agent regarding its U.S. owners, if any. Such non-U.S. shareholders also may fall into certain exempt, excepted or deemed compliant categories as established by regulations and other guidance. A non-U.S. shareholder resident or doing business in a country that has entered into an intergovernmental agreement with the United States to implement FATCA will be exempt from FATCA withholding provided that the shareholder and the applicable foreign government comply with the terms of the agreement. A non-U.S. entity that invests in the Fund will need to provide the fund with documentation properly certifying the entity’s status under FATCA in order to avoid FATCA withholding. Non-U.S. investors in the Fund should consult their tax advisors in this regard.
Tax-Exempt Shareholders. Certain tax-exempt shareholders, including qualified pension plans, IRAs, salary deferral arrangements, 401(k) plans, and other tax-exempt entities, generally are exempt from federal income taxation except with respect to their unrelated business taxable income (“UBTI”). Tax-exempt entities are not permitted to offset losses from one unrelated trade or business against the income or gain of another unrelated trade or business. Certain net losses incurred prior to January 1, 2018 are permitted to offset gain and income created by an unrelated trade or business, if otherwise available. Under current law, the Fund generally serves to block UBTI from being realized by its tax-exempt shareholders with respect to their shares of Fund income. However, notwithstanding the foregoing, tax-exempt shareholders could realize UBTI by virtue of their investment in the Fund if, for example, (i) the Fund invests in residual interests of Real Estate Mortgage Investment Conduits (“REMICs”), (ii) the Fund invests in a REIT that is a taxable mortgage pool (“TMP”) or that has a subsidiary that is a TMP or that invests in the residual interest of a REMIC, or (iii) Shares constitute debt-financed property in the hands of the tax-exempt shareholders within the meaning of section 514(b) of the Code. Charitable remainder trusts are subject to special rules and should consult their tax advisors. The IRS has issued guidance with respect to these issues and prospective shareholders, especially charitable remainder trusts, are strongly encouraged to consult with their tax advisors regarding these issues.
The Fund’s shares held in a tax-qualified retirement account will generally not be subject to federal taxation on income and capital gains distributions from the Fund until a shareholder begins receiving payments from their retirement account.
Certain Potential Tax Reporting Requirements. Under U.S. Treasury regulations, if a shareholder recognizes a loss on disposition of Shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder (or certain greater amounts over a combination of years), the shareholder must file with the IRS a disclosure statement on IRS Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a RIC are not excepted. Significant penalties may be imposed for the failure to comply with the reporting requirements. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.
Other Issues. In those states which have income tax laws, the tax treatment of the Fund and of Fund shareholders with respect to distributions by the Fund may differ from federal tax treatment.
The foregoing discussion is based on U.S. federal tax laws and regulations which are in effect on the date of this SAI. Such laws and regulations may be changed by legislative or administrative action. Shareholders are advised to consult their tax advisors concerning their specific situations and the application of foreign, federal, state, or local taxes.
FINANCIAL STATEMENTS
The Fund’s most recent Form N-CSR for the fiscal period ended December 31, 2025 is a separate document and the financial statements and accompanying notes appearing therein are incorporated by reference into this SAI. You may request a copy of the Fund’s Form N-CSR or Annual Report at no charge by calling 1-800-617-0004, or through the Fund’s website at www.teucrium.com.
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APPENDIX A

Teucrium Investment Advisers, LLC

Proxy Voting Policy

Background
Rule 206(4)-6 of the Advisers Act makes it a fraudulent, deceptive, or manipulative act, practice or course of business within the meaning of section 206(4) of the Act for an investment adviser to exercise voting authority with respect to client securities, unless (i) the adviser has adopted and implemented written policies and procedures that are reasonably designed to ensure that the adviser votes proxies in the best interest of its clients, (ii) the adviser describes its proxy voting procedures to its clients and provides copies on request, and (iii) the adviser discloses to clients how they may obtain information on how the adviser voted their proxies.
Policy
Teucrium has the authority to vote proxies with respect to securities in the Funds and will cast proxy votes in a manner that is consistent with the best interests of the Fund’s shareholders and designed to maximize shareholder value. The Adviser may abstain from voting if it determines that doing so is in the client's best interest or if the vote is deemed immaterial. In general, the Adviser will determine how to vote proxies based on reasonable judgment of the vote most likely to produce favorable financial results for the Funds.
The Funds will generally vote with management recommendations, but all proxies will be evaluated and reviewed for any conflicts of interest and the identification of any say-on-pay votes that must be reported on the Adviser’s N-PX. Any votes against management recommendations will be documented with the rationale of the decision.
Teucrium has engaged Broadridge Proxy Edge to assist with casting votes and recordkeeping. Broadridge will be included in Teucrium’s service provider oversight process and evaluated no less frequently than annually.
Conflicts of Interest
The Adviser will identify and address any conflicts of interest that may arise in the proxy voting process. In cases where a conflict is identified, the Adviser will either disclose the conflict to the client or vote according to a pre-determined policy designed to mitigate the conflict.
Client Requests for Information
Clients may request information regarding how proxies were voted on their behalf. As required, Teucrium will post the Form N-PX on its website and will provide a summary of proxy voting activity upon request and disclose this policy to ETF shareholders as required.
Recordkeeping
Teucrium, in accordance with SEC recordkeeping rules, shall maintain for a period of at least five (5) years from the end of the fiscal year voted: a record of each proxy statement received regarding client securities, records of votes cast on behalf of clients, records of client requests for proxy voting information, a copy of any written response and all documents prepared by Teucrium regarding votes cast in contradiction to the pre-determined benchmark proxy voting guidelines, and all proxy voting policies and procedures and any amendments.

Revised: September 2, 2025

A-1

Teucrium 2x Long Daily XRP ETF (XXRP)

A series of Listed Funds Trust
Listed on NYSE Arca, Inc.

PROSPECTUS

April 30, 2026

These securities have not been approved or disapproved by the U.S. Securities and Exchange Commission (the “SEC”) or the U.S. Commodity Futures Trading Commission (the “CFTC”), nor have the SEC or CFTC passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

2

TEUCRIUM 2X LONG DAILY XRP ETF - FUND SUMMARY
Important Information About the Fund
The Teucrium 2x Long Daily XRP ETF (the “Fund”) seeks daily investment results, before fees and expenses, that correspond to two times (2x) the daily price performance of XRP for a single day, not for any other period. A “single day” is measured from the time the Fund calculates its net asset value (“NAV”) to the time of the Fund’s next NAV calculation. The NAV calculation time for the Fund typically is 4:00 p.m. Eastern Time. The return of the Fund for periods longer than a single day will be the result of its return for each day compounded over the period. The Fund’s returns for periods longer than a single day will very likely differ in amount, and possibly even direction, from the Fund’s stated multiple (2x) times the return of daily changes in the price of XRP for the same period. For periods longer than a single day, the Fund will lose money if XRP’s performance is flat, and it is possible that the Fund will lose money even if the price of XRP increases. Longer holding periods, higher volatility in the price of XRP, and greater leveraged exposure each exacerbate the impact of compounding on an investor’s returns. During periods of higher XRP volatility, the volatility of XRP may affect the Fund’s return as much as or more than the return of the price of XRP.
The Fund presents different risks than other types of funds. The Fund uses leverage and is riskier than similarly benchmarked funds that do not use leverage. The Fund may not be suitable for all investors and should be used only by knowledgeable investors who understand the consequences of seeking daily leveraged (2x) investment results, including the impact of compounding on Fund performance. The Fund is intended to be used as a short-term trading vehicle. Investors in the Fund should actively manage and monitor their investments, as frequently as daily. The Fund is not intended to be used by, and is not appropriate for, investors who do not actively monitor and manage their portfolio. An investor in the Fund could potentially lose the full principal value of their investment within a single day.
Investment Objective
The Fund seeks daily investment results, before fees and expenses, that correspond to two times (2x) the daily price performance of XRP. The Fund does not seek to achieve its stated investment objective over a period of time greater than a single day.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund (“Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below.

Shareholder Fees (fees paid directly from your investment)	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	1.89%
Distribution and/or Service (12b-1) Fees	0.00%
Other Expenses[1,2]	0.88%
Total Annual Fund Operating Expenses	2.77%

1.“Other Expenses” consists of interest expense incurred in connection with the Fund’s reverse repurchase agreements. It is a cost of investing in reverse repurchase agreements similar to other investment-related expenses, but is required to be reflected as a Fund expense for accounting purposes.
2.Teucrium Investment Advisors, LLC (the “Adviser”), the Fund’s investment adviser, also serves as the investment adviser to the Subsidiary (defined below) and provides the Subsidiary with the same type of management services, under essentially the same terms, as it provides the Fund. The Adviser has agreed to waive the management fee of 1.89% to be paid by the Subsidiary. This waiver will continue in effect until at least April 30, 2027. This waiver may be terminated only with the approval of the Subsidiary’s Board of Directors.
Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The Example does not take into account brokerage commissions that you may pay on your purchases and sales of Shares. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	$280	3 Years	$859	5 Years	$1,464	10 Years	$3,099
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Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in the Total Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. For the fiscal period April 8, 2025 (commencement of operations) through December 31, 2025, the Fund’s portfolio turnover rate was 0% of the average value of its portfolio.
Principal Investment Strategies
The Fund invests in financial instruments that the Adviser believes in combination should produce daily returns (before fees and expenses) that correspond to two times (2x) the daily price performance of XRP. However, there can be no guarantee that such a strategy will produce the desired results or that any XRP-related investment will provide returns that closely correlate to those produced by XRP. Generally, XRP-related investments are subject to certain implementation costs and expenses not applicable to direct investments in XRP that will cause the returns of XRP-related investments to differ from those of direct investments in XRP. Additionally, the ability to trade XRP 24 hours a day may give rise to differences in returns of XRP-related investments that trade during standard market hours.
The Fund will invest principally in the financial instruments listed below:
•Swap Agreements. Initially, the Fund expects to achieve its exposure to XRP primarily through its investment in one or more swap agreements. As more XRP-related investments become available for investment, the Adviser will invest in those XRP-related investments that it believes will most effectively enable the Fund to achieve its investment objective. Swap agreements are derivative contracts entered into primarily with major global financial institutions for a specified period. In a standard swap transaction, two parties agree to exchange or “swap” payments based on the change in value of a reference asset or benchmark, such as an index, or in the case of the Fund, the return earned on an investment in XRP that is equal, on a daily basis, to 200% of the value of the Fund’s net assets (each, an “XRP Swap”). As of the date of this Prospectus, it is expected that the Fund (and certain of its investments) will reference one or more of the following benchmarks for purposes of determining the price of XRP: (i) the CME CF XRP-Dollar Reference Rate (the “XRP Reference Rate”); (ii) CME CF XRP-Dollar Real Time Index (the “XRP Index”); (iii) exchange-traded products (“ETPs”) that hold XRP directly (a “Spot XRP ETP”), or (iv) other benchmarks that the Adviser believes produce daily returns consistent with those of XRP (collectively with the XRP Reference Rate, the XRP Index, and any Spot XRP ETP, the “Reference Assets”). The XRP Reference Rate is a benchmark index price for XRP that reflects aggregated trade data from multiple U.S. dollar-denominated XRP markets operated by major cryptocurrency exchanges that conform to CF Benchmarks’ robust eligibility criteria and is calculated daily. The XRP Index is a benchmark index price for XRP that reflects aggregated order data from U.S. dollar-denominated XRP markets operated by major cryptocurrency exchanges that conform to CF Benchmarks’ robust eligibility criteria and is calculated every second. The XRP Swaps may reference Spot XRP ETPs listed on a U.S. or European exchange. The Fund may also invest directly in shares of Spot XRP ETPs. Such Spot XRP ETPs are not registered under the Investment Company Act of 1940, as amended (the “1940 Act”) and, therefore, do not provide investors with the investor protections of the 1940 Act. As of the date of this Prospectus, there were no U.S. Spot XRP ETPs available for the Fund to invest in or use as a reference asset. Thus, initially, the Fund expects to invest in one or more XRP Swaps the reference asset for which will be one or more of the following Spot XRP ETPs, each of which is listed on a European exchange as of the date of this Prospectus: 21Shares XRP ETP, Bitwise Physical XRP ETP, Virtune XRP ETP, WisdomTree Physical XRP ETP and CoinShares Physical XRP ETP. Generally, any such XRP Swap will provide the Fund with a return earned by the Spot XRP ETP that is equal, on a daily basis, to 200% of the value of the Fund’s net assets, be fully funded with all collateral maintained by a third party pursuant to a triparty arrangement, and be subject to daily collateral adjustments to align the value of collateral with the value of the reference asset. The Fund also may invest directly in one or more of the afore-mentioned Spot XRP ETPs.
•XRP Futures Contracts. To obtain 2x daily exposure to XRP, the Fund may enter into, as the “buyer,” XRP futures contracts that trade on an exchange registered with the Commodity Futures Trading Commission (“CFTC”) (“XRP Futures Contracts”). In order to maintain its 2x daily exposure to XRP, the Fund intends to exit its futures contracts as they near expiration and replace them with new futures contracts with a later expiration date. This process is referred to as “rolling.” The Fund may invest in XRP Futures Contracts of any expiration date traded on any CFTC-regulated commodity futures exchange, also known as a “designated contract market” (“DCM”).
•XRP Options. The Fund also may invest in exchange-traded options contracts that reference XRP, XRP Futures Contracts, or Spot XRP ETPs (“XRP Options” and, collectively with XRP Swaps and XRP Futures Contracts, “XRP-related investments”). As of the date of this Prospectus, there were no XRP Options available for investment by the Fund. However, it is expected that XRP Options will be available in the near future. To the extent available, the Fund may invest in options traded on an exchange registered with the CFTC, or on foreign exchanges. In general, an option is a contract that gives the purchaser (holder) of the option, in return for a premium, the right to buy from (call) or sell to (put) the seller (writer) of the option the security or currency underlying the option at a specified exercise price. Traditional exchange-traded options
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contracts have standardized terms, such as the type (call or put), the reference asset, the strike price and expiration date. In the U.S., exchange-traded options contracts are guaranteed for settlement by the Options Clearing Corporation (“OCC”).
The Fund may also invest in equity securities of “XRP-related companies.” For these purposes, XRP-related companies are companies, including Spot XRP ETPs that the Adviser believes provide returns that generally correspond, or are closely related, to the performance of XRP. Similar to other types of XRP-related investments, there can be no assurance that the returns of XRP-related companies will correspond, or be closely-related, to the performance of XRP.
The mix of financial instruments to achieve the desired exposure to XRP is at the sole discretion of the Adviser. The Adviser may consider the following factors, among others, when determining the Fund’s investments in XRP Swaps, XRP Futures Contracts, XRP Options, other financial instruments, and XRP-related companies: liquidity, regulatory requirements, risk mitigation measures, the Fund’s FCMs (as defined below), the financial condition of counterparties and market conditions.
The Fund also expects to engage in reverse repurchase agreements, a form of borrowing, and to use the proceeds for investment purposes.
Under normal circumstances, the Fund will invest at least 80% of the Fund’s assets in, or provide exposure equal to, financial instruments that the Adviser believes, in combination, should produce daily returns consistent with the Fund’s investment objective of seeking daily investment results, before fees and expenses, that correspond to two times (2x) the daily price performance of XRP. The Fund does not invest directly in XRP.
The Fund expects to invest in XRP-related investments primarily indirectly through a wholly-owned subsidiary organized under the laws of the Cayman Islands (the “Subsidiary”). The Fund’s investment in the Subsidiary is intended to provide the Fund with exposure to XRP-related investments within the limits of current federal income tax laws applicable to investment companies such as the Fund, which limit the ability of investment companies to invest directly in certain investments that do not generate qualifying income for tax purposes. The Subsidiary, which is also managed by the Adviser, has the same investment objective as the Fund, but it may invest in certain investments, such as XRP-related investments, to a greater extent than the Fund. Except as otherwise noted, for purposes of this Prospectus, references to the Fund’s investments include the Fund’s indirect investments through the Subsidiary. Because the Fund intends to elect to be treated as a regulated investment company (“RIC”) under the Internal Revenue Code of 1986, as amended (the “Code”), the size of the Fund’s investment in the Subsidiary generally will be limited to 25% of the Fund’s total assets, tested at the end of each fiscal quarter (the “Asset Diversification Test”).
The Adviser attempts to consistently apply leverage to obtain Reference Asset exposure for the Fund equal to 200% of the value of its net assets and expects to adjust its exposure to the Reference Assets daily to maintain such exposure. A “single day,” “day,” or “trading day” is measured from the time the Fund calculates its net asset value (“NAV”) to the time of the Fund’s next NAV calculation.
The Fund will attempt to achieve its investment objective without regard to the overall market movement or the increase or decrease of the price of XRP. At the close of the markets on each trading day, the Adviser determines the type, quantity, and mix of investment positions, so that its exposure to the price of XRP is consistent with the Fund’s investment objective. The impact of movements in the price of XRP during the day will generally require the Fund to adjust its exposure to the Reference Assets on a daily basis. For example, if the price of XRP has risen on a given day, net assets of the Fund should rise, meaning the Fund’s exposure will need to be increased. Conversely, if the price of XRP has fallen on a given day, net assets of the Fund should fall, meaning the Fund’s exposure will need to be reduced. These adjustments typically result in high portfolio turnover.
The Fund also expects to invest in cash, cash equivalents, or high-quality securities, such as (i) U.S. Government securities, including bills, notes and bonds issued by the U.S. Treasury; (ii) money market funds; and/or (iii) corporate debt securities, such as commercial paper and other short-term unsecured promissory notes issued by businesses that are rated investment grade or determined by the Adviser to be of comparable quality. Such investments are designed to provide liquidity or collateralize the Fund’s investments in financial instruments, such as certain of the XRP-related investments.
The Fund is classified as a “non-diversified” investment company under the 1940 Act and, therefore, may invest a greater percentage of its assets in a particular issuer than a diversified fund.
Daily rebalancing and the compounding of each day’s return over time means that the return of the Fund for a period longer than a single day will be the result of each day’s returns compounded over the period, which will likely differ in amount, and possibly even direction, from two times (2x) the price performance of XRP for the same period. The Fund will lose money if the price performance of XRP is flat over time, and the Fund can lose money regardless of the performance of the price of XRP because of daily rebalancing, the volatility of the price of XRP, compounding of each day’s return, and other factors. See “Principal Investment Risks” below.
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XRP Futures Contracts
Futures contracts are agreements between two parties that are executed on a DCM, i.e., a commodity futures exchange, and that are cleared and margined through a derivatives clearing organization (“DCO”), i.e., a clearing house. One party agrees to buy a commodity from the other party at a later date at a price and quantity agreed upon when the contract is made. Such contracts may also be referred to as “non-spot” futures contracts to differentiate from spot contracts, in which the purchase of the commodity occurs immediately. In market terminology, a party who purchases a futures contract is long in the market and a party who sells a futures contract is short in the market. The contractual obligations of a buyer or seller may generally be satisfied by taking or making physical delivery of the underlying commodity or by making an offsetting sale or purchase of an identical futures contract on the same or linked exchange before the designated date of delivery. The difference between the price at which the futures contract is purchased or sold and the price paid for the offsetting sale or purchase, after allowance for brokerage commissions, constitutes the profit or loss to the trader.
Futures contracts with a longer term to expiration may be priced higher than futures contracts with a shorter term to expiration, a relationship called “contango”. When rolling futures contracts that are in contango the Fund will close its long position by selling the shorter term contract at a relatively lower price and buying a longer-dated contract at a relatively higher price. The presence of contango will adversely affect the performance of the Fund, and could result in a negative yield for the Fund. Conversely, futures contracts with a longer term to expiration may be priced lower than futures contracts with a shorter term to expiration, a relationship called “backwardation”. When rolling long futures contracts that are in backwardation, the Fund will close its long position by selling the shorter term contract at a relatively higher price and buying a longer-dated contract at a relatively lower price. The presence of backwardation may positively affect the performance of the Fund.
XRP Options
An option is a contract that gives the purchaser of the option, in return for the premium paid, the right to buy an underlying reference instrument, such as a specified security, currency, index, or other instrument, from the writer of the option (in the case of a call option), or to sell a specified reference instrument to the writer of the option (in the case of a put option) at a designated price during the term of the option. The premium paid by the buyer of an option will reflect, among other things, the relationship of the exercise price to the market price and the volatility of the underlying reference instrument, the remaining term of the option, supply, demand, interest rates and/or currency exchange rates. An American-style put or call option may be exercised at any time during the option period while a European-style put or call option may be exercised only upon expiration or during a fixed period prior thereto.
Additional Information about the Spot XRP ETPs
It is currently expected that the Fund will initially derive a significant amount of its exposure to the price performance of XRP from its direct investment in one or more Spot XRP ETPs and swap agreements or options that reference a Spot XRP ETP. The Spot XRP ETPs in which the Fund may invest (or which may be used as a Reference Asset) are ETPs that are designed to provide exposure to the performance of XRP and are fully secured by holdings of XRP. Each non-U.S. Spot XRP ETPs issues bonds that are collateralized by the respective amount of units of XRP. The Issuer shall at any given time procure in relation to issued bonds that it holds such amount of the underlying XRP equal to or exceeding the aggregate claims of the bondholders, expressed as a number of units of XRP. The value and performance of the bonds materially depend on the value and performance of the issuer’s holdings of XRP. Based on the non-U.S. Spot XRP ETPs’ payment and delivery obligations to bondholders, the bonds are expected (subject to the deduction of any fees and costs) to track the performance of XRP nearly 1:1.
An investor cannot purchase the bonds issued by non-U.S. Spot XRP ETPs directly from the issuer in the primary market. Initially, in the primary market, the bonds may only be subscribed for or purchased by authorized participants (“APs”). Once the bonds issued by non-U.S. Spot XRP ETPs have been subscribed for or purchased in the primary market, investors may purchase the bonds in the secondary market from any person on an anonymous basis (i) via the relevant stock exchange (in case of bonds admitted to trading on a stock exchange) or (ii) over the counter.
As of the date of this Prospectus, there are no U.S. Spot XRP ETPs available for the Fund to invest in or use as a reference asset. Additional information about each of the Spot XRP ETPs in which the Fund may invest (or use as a reference asset) is detailed below:

Name and Ticker	Domicile	Listing Exchange(s)	XRP Holdings (as of March 31, 2026)
21Shares XRP ETP (AXRP)	Switzerland	SIX Swiss Exchange Boerse Duesseldorf Boerse Stuttgart BX Swiss Deutsche Boerse Xetra Euronext Amsterdam Euronext Paris Gettex	$324.48 million
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Bitwise Physical XRP ETP (GXRP)	Germany	Deutsche Boerse Xetra	$129.44 million
Virtune XRP ETP (VIRXRP)	Sweden	Nasdaq Stockholm Nasdaq Helsinki	$828.19 million
WisdomTree Physical XRP ETP (XRPW)	Jersey	SIX Swiss Exchange Euronext Paris Euronext Amsterdam Deutsche Boerse Xetra	$64.50 million
CoinShares Physical XRP ETP (XRPL)	Jersey	Deutsche Boerse Xetra	$245.07 million
The value of shares of a Spot XRP ETP may not directly correspond to the price of XRP, and is highly volatile. The price of a Spot XRP ETP may go down even if the price of the underlying asset, XRP, remains unchanged. Additionally, shares that trade at a premium mean that an investor who purchases $1 of a portfolio will actually own less than $1 in assets.
Each Spot XRP ETP is a passive investment vehicle that does not seek to generate returns beyond tracking the price of XRP. This means the sponsor does not speculatively sell XRP at times when its price is high or speculatively acquire XRP at low prices in the expectation of future price increases. The Spot XRP ETPs will not utilize hedging, leverage, derivatives or any similar arrangements in seeking to meet its investment objective. Each Spot XRP ETP’s custodian will keep custody of the Spot XRP ETP’s XRP, and will keep all of the private keys associated with such Spot XRP ETP’s XRP held by the custodian in “cold storage.” “Cold storage” is a safeguarding method by which the private keys corresponding to the particular Spot XRP ETP’s XRP are generated and stored in an offline manner using computers or devices that are not connected to the internet, which is intended to make them more resistant to hacking.
XRP
XRP is a digital asset that is created and transmitted through the operations of the XRP Ledger, a distributed ledger upon which XRP transactions are processed and settled. XRP can be used to pay for goods and services or it can be converted to fiat currencies, such as the U.S. dollar. The XRP Ledger is based on a shared public ledger similar to the Bitcoin network. However, the XRP Ledger differentiates itself from other digital asset networks in that its stated primary function is transactional utility, not store of value. The XRP Ledger is designed to be a global real-time payment and settlement system. XRP and the XRP Ledger aim to improve the speed at which parties on the network may transfer value while also reducing the fees and delays associated with the traditional methods of interbank payments.
No single entity controls the XRP Ledger. Instead, a network of independent nodes validates transactions pursuant to a consensus-based algorithm (the “Ripple Protocol Consensus Algorithm”). It is this mechanism, as opposed to the proof-of-work mechanism utilized by the Bitcoin blockchain, that allows the XRP Ledger to be fast, energy-efficient and scalable, and therefore suitable for its most prominent use, the facilitation of cross-border financial transactions.
These independent nodes do not mine new blocks but participate in a consensus process to ensure that transactions are valid and correctly ordered on the ledger. Any node can be a validator, but for practical purposes, the XRP Ledger depends on a list of trusted validators known as the Unique Node List or “UNL.” Validators are entities (such as individuals, institutions, or other organizations) that run nodes to participate in the consensus process. These validators ensure the integrity and accuracy of the ledger. Each node in the network maintains a Unique Node List — a list of other validators that the node trusts to reliably validate transactions; however, there needs to be some overlap in the UNLs for consensus to work effectively.
The Fund may, but is not required to, take defensive actions to limit losses or prevent the Fund’s NAV from going to or below zero during periods of extreme volatility. Such defensive actions may include entering into offsetting positions or otherwise hedging the Fund’s exposure to XRP through the use of derivatives, including exchange-traded or over-the-counter (“OTC”) swaps, options or swaptions contracts, or investing a greater portion of the Fund’s assets in non-XRP related investments, such as cash and cash equivalents. However, because the Fund employs leverage and may be subject to unscheduled rebalancing, these measures may magnify losses or cause the Fund to realize losses already incurred. Taking defensive actions will also cause the Fund’s performance to deviate from two times (2x) the daily price performance of XRP and as a result, may cause the Fund to not achieve its investment objective. In addition, such defensive positioning may not prevent substantial or total loss of value. The Fund may engage in defensive investing for brief or extended periods depending on market conditions and other factors considered by the Adviser.
Principal Investment Risks
XRP and XRP-related investments are relatively new investments. They are subject to unique and substantial risks and historically have been subject to significant price volatility. The value of an investment in the Fund could decline significantly and without warning, including to $0. You should be prepared for the possibility of losing your entire investment. The performance of XRP-related investments, and therefore the performance of the Fund, may differ significantly from the performance of XRP.
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An investment in the Fund does not represent a complete investment program. An investment in the Fund is not a bank deposit and it is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency, the Adviser, or any of their affiliates.
The principal risks of investing in the Fund are summarized below. Each risk summarized below is considered a “principal risk” of investing in the Fund, regardless of the order in which it appears. Some or all of these risks may adversely affect the Fund’s NAV, trading price, yield, total return, and/or ability to meet its investment objective.
As with any investment, there is a risk that you could lose all or a portion of your money invested in the Fund. The Fund may not achieve its leveraged investment objective. The Fund presents risks not traditionally associated with other mutual funds and ETFs. For example, due to the Fund’s daily leveraged investment objective, a small adverse move in XRP price will result in larger and potentially substantial declines in the Fund. The following risks could affect the value of your investment in the Fund:
•XRP Risk. Crypto assets, such as XRP, operate without central authority or banks and are not backed by any government. Crypto assets are often referred to as a “virtual asset” or “digital asset,” and operate as a decentralized, peer-to-peer financial trading platform and value storage that is used like money. A crypto asset is also not a legal tender. Investments linked to XRP can be highly volatile compared to investments in traditional securities and the Fund may experience sudden and large losses. The markets for XRP and XRP-related investments may become illiquid. These markets may fluctuate widely based on a variety of factors including changes in overall market movements, political and economic events, wars, acts of terrorism, natural disasters (including disease, epidemics and pandemics) and changes in interest rates or inflation rates. An investor should be prepared to lose the full principal value of their investment suddenly and without warning. A number of factors affect the price and market for XRP:
◦New Technology. XRP is a relatively new technological innovation with a limited operating history. XRP has a relatively limited history of existence and operations. There is a limited established performance record for the price of XRP and, in turn, a limited basis for evaluating an investment in XRP.
◦Supply and Demand of XRP. Unlike other digital assets such as bitcoin or ether, XRP is not and was not mined gradually over time. Instead, all 100 billion XRP tokens were created at the time of the XRP Ledger’s launch in 2012. This means that every XRP token that exists today, or will ever exist, was generated from the outset of the XRP Ledger. As a result, there is no ability for the supply of XRP to be adjusted in response to economic conditions. For instance, there is no ability for the supply of XRP to be increased to meet rising demand, which could lead to price volatility. In addition, unlike blockchains that utilize “proof-of-work” or “proof-of-stake” where miners or stakers are rewarded with newly minted coins or tokens, XRP validators are not incentivized by block rewards since there is no new issuance of XRP.
Additionally, the fixed supply of XRP, combined with the burning of XRP (permanently destroyed) as transaction fees, could create deflationary pressure over time. A small amount of XRP is burned with every transaction to prevent spam on the network. While the amount of XRP burned per transaction is minuscule, over time, the total supply of XRP will slowly decrease. This could lead to a deflationary environment where the decreasing supply drives up the price of XRP, making it less practical as a medium of exchange. Additionally, as the total supply of XRP slowly shrinks due to burning, liquidity could become an issue in the distant future, potentially making it harder for businesses and users to access sufficient XRP for their transactions.
The fixed supply of XRP could also contribute to price volatility, especially if demand fluctuates significantly. Since the supply of XRP is fixed, any significant surge in demand can result in large price spikes. For example, during periods of high market activity or speculation, the price of XRP could rapidly increase due to the inability to expand supply to match demand. This volatility could make XRP less predictable for businesses that rely on it for payments. Digital assets with a flexible supply, such as stablecoins, can adjust to maintain a stable value. XRP, however, could experience price swings that make it less attractive for everyday transactions or long-term financial planning.
The fixed supply of XRP may also not scale well with rapidly expanding use cases. To the extent more businesses, financial institutions, and payment providers adopt XRP for cross-border transactions and other use cases, there is a risk that the fixed supply may not meet such growing demand, leading to supply shortages and further price volatility. In the case of massive adoption, the scarcity of XRP could raise its value too much, making it less appealing for day-to-day transactions or use as a liquidity bridge in cross-border payments, as businesses might prefer a more stable and widely available currency.
Ripple Labs holds a large portion of the XRP supply, which has led to concerns about centralization. Despite escrow mechanisms that gradually release XRP into the market, Ripple Labs still retains control over a significant portion of XRP, which can impact market dynamics if large amounts are sold. The concentration of XRP in the hands of Ripple Labs and early stakeholders could affect the market’s confidence in XRP as a decentralized asset.
◦Adoption and Use of XRP. The continued adoption of XRP will require growth in its usage as a means of exchange and payment. Even if growth in XRP adoption continues in the near or medium-term, there is no assurance that XRP usage will continue to grow over the long-term. A contraction in the use of XRP may result in a lack of liquidity, increased volatility in and a reduction to the price of XRP.
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◦The Regulatory Environment Relating to XRP. The regulation of cryptocurrencies, digital assets and related investments in the U.S. is in its nascent stages and the nature and extent of the regulatory framework to be implemented is not yet clear. Federal and state, as well as foreign governments may restrict the use and exchange of a crypto asset, such as XRP. Depending on its characteristics, a digital asset, including XRP, may be considered a “security” under U.S. federal and/or state securities laws. The test for determining whether a particular digital asset is a “security” is complex and difficult to apply, and the outcome is difficult to predict. Any enforcement action by the SEC or a state securities regulator asserting that XRP is a security, or a court decision to that effect, would be expected to have an immediate material adverse impact on the trading price of XRP, as well as the Shares. This is because the business models behind most digital assets are incompatible with regulations applying to transactions in securities. If a digital asset is determined to be a security, it is likely to become difficult or impossible for the digital asset to be traded, cleared or custodied in the United States through the same channels used by non-security digital assets, which in addition to materially and adversely affecting the trading value of the digital asset is likely to significantly impact its liquidity and market participants’ ability to convert the digital asset into U.S. dollars. Any assertion that a digital asset is a security by the SEC or another regulatory authority may have similar effects. The resolution of the current ambiguity concerning the regulatory status of crypto assets could result in negative regulatory and tax consequences for the Fund and its shareholders, including the Fund’s failure to qualify as a RIC, the consequences of which are discussed under “Tax Risk”, and the elimination of the shareholder protections afforded by the 1940 Act.
◦Largely Unregulated Marketplace. Digital asset markets, including spot markets for XRP, are growing rapidly. The spot markets through which XRP and other digital assets trade are new and, in some cases, may be subject to but not comply with their relevant jurisdiction’s regulations. These markets are local, national and international and include a broadening range of digital assets and participants. Significant trading may occur on systems and platforms with minimum predictability. Spot markets may impose daily, weekly, monthly or customer-specific transaction or withdrawal limits or suspend withdrawals entirely, rendering the exchange of XRP for fiat currency difficult or impossible. Participation in spot markets requires users to take on credit risk by transferring XRP from a personal account to a third party’s account.
Digital asset exchanges do not appear to be subject to, or may not comply with, regulation in a similar manner as other regulated trading platforms, such as national securities exchanges or designated contract markets. Many digital asset exchanges are unlicensed, unregulated, operate without extensive supervision by governmental authorities, and do not provide the public with significant information regarding their ownership structure, management team, corporate practices, cybersecurity, and regulatory compliance. In particular, those located outside the United States may be subject to significantly less stringent regulatory and compliance requirements in their local jurisdictions.
As a result, trading activity on or reported by these digital asset exchanges is generally significantly less regulated than trading in regulated U.S. securities and commodities markets, and may reflect behavior that would be prohibited in regulated U.S. trading venues. Furthermore, many spot markets lack certain safeguards put in place by more traditional exchanges to enhance the stability of trading on the exchange and prevent flash crashes, such as limit-down circuit breakers. As a result, the prices of digital assets such as XRP on digital asset exchanges may be subject to larger and/or more frequent sudden declines than assets traded on more traditional exchanges. Tools to detect and deter fraudulent or manipulative trading activities (such as market manipulation, front-running of trades, and wash-trading) may not be available to or employed by digital asset exchanges or may not exist at all. As a result, the marketplace may lose confidence in, or may experience problems relating to, these venues.
No XRP exchange is immune from these risks. While the Fund does not buy or sell XRP on XRP spot markets, the closure or temporary shutdown of XRP exchanges due to fraud, business failure, hackers or malware, or government-mandated regulation may reduce confidence in the XRP network and can slow down the mass adoption of XRP. Further, spot market failures or that of any other major component of the overall XRP ecosystem can have an adverse effect on XRP markets and the price of XRP and could therefore have a negative impact on the performance of the Fund. Furthermore, the closure or temporary shutdown of an XRP spot market may impact the Fund’s ability to determine the value of its XRP holdings or for the Fund’s Authorized Participants to effectively arbitrage the Shares.
◦Cybersecurity. As a digital asset, XRP is subject to the risk that malicious actors will exploit flaws in its code or structure that will allow them to, among other things, steal XRP held by others, control the blockchain, or steal personally identifying information. The occurrence of any of these events is likely to have a significant adverse impact on the price and liquidity of XRP and any XRP-related investments and therefore the value of an investment in the Fund. Additionally, the XRP Ledger’s functionality relies on the Internet. A significant disruption of Internet connectivity affecting large numbers of users or geographic areas could impede the functionality of the XRP Ledger. Any technical disruptions or regulatory limitations that affect Internet access may have an adverse effect on the XRP Ledger, the price of XRP and the value of an investment in the Fund. Finally, crypto asset platforms may stop operating or permanently shut down due to fraud, technical glitches, hackers or malware.
◦Forks. XRP, along with many other digital assets, are open source projects. The infrastructure and ecosystem that powers the XRP network are developed by different parties, including affiliated and non-affiliated engineers, developers, validators,
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platform developers, evangelists, marketers, exchange operators and other companies based around a service regarding XRP, each of whom may have different motivations, drivers, philosophies and incentives.
As a result, any individual can propose refinements or improvements to the XRP network’s source code through one or more software upgrades that could alter the protocols governing the XRP network and the properties of XRP. When a modification is proposed and a substantial majority of users and validators consent to the modification, the change is implemented and the XRP network remains uninterrupted. However, a “hard fork” occurs if less than a substantial majority of users and validators consent to the proposed modification, and the modification is not compatible with the software prior to its modification. In other words, two incompatible networks would then exist: (1) one network running the pre-modified software and (2) another network running the modified software. The effect of such a fork would be the existence of two versions of XRP running in parallel, and the creation of a new digital asset which lacks interchangeability with its predecessor. This is in contrast to a “soft fork,” or a proposed modification to the software governing the network that results in a post-update network that is compatible with the network as it existed prior to the update, because it restricts the network operations that can be performed after the update.
Forks may have a detrimental effect on the value of XRP. Forks can also introduce new security risks.
•XRP Exposure Risk. The Fund expects to have significant exposure to XRP. As a result, the Fund’s performance may be disproportionately and significantly impacted by the poor performance of XRP or events materially affecting the XRP ecosystem. The Fund’s significant exposure to XRP makes it more susceptible to any single occurrence affecting XRP or XRP-related investments, and may subject the Fund to greater market risk than more diversified funds.
The remaining principal risks are presented in alphabetical order to facilitate finding particular risks and comparing them with those of other funds.
•Active Management Risk. The Fund is actively managed and may not meet its investment objective based on the Adviser’s success or failure to implement strategies for the Fund. The Fund invests in complex instruments (each described below), including swap agreements and futures contracts. Such instruments may create enhanced risks for the Fund and the Adviser’s ability to control the Fund’s level of risk will depend on the Adviser’s skill in managing such instruments. In addition, the Adviser’s evaluations and assumptions regarding investments, interest rates, inflation, and other factors may not successfully achieve the Fund’s investment objective given actual market conditions.
•Cash Transaction Risk. The Fund expects to effect all of its creations and redemptions for cash, rather than in-kind securities. The Fund may be required to sell or unwind portfolio investments to obtain the cash needed to distribute redemption proceeds. This may cause the Fund to recognize a capital gain that it might not have recognized if it had made a redemption in kind. As a result, the Fund may pay out higher annual capital gain distributions than if the in-kind redemption process was used. The use of cash creations and redemptions may also cause the Fund’s Shares to trade in the market at wider bid-ask spreads or greater premiums or discounts to the Fund’s NAV. Further, effecting purchases and redemptions primarily in cash may cause the Fund to incur certain costs, such as portfolio transaction costs. These costs can decrease the Fund’s NAV if not offset by an AP transaction fee.
•Clearing Broker Risk. The failure or bankruptcy of the Fund’s and the Subsidiary’s clearing broker could result in a substantial loss of Fund assets. Under current CFTC regulations, a clearing broker maintains customers’ assets in a bulk segregated account. If a clearing broker fails to do so or is unable to satisfy a substantial deficit in a customer account, its other customers may be subject to risk of loss of their funds in the event of that clearing broker’s bankruptcy. In that event, the clearing broker’s customers, such as the Fund and the Subsidiary, are entitled to recover, even in respect of property specifically traceable to them, only a proportional share of all property available for distribution to all of that clearing broker’s customers.
•Collateral Securities Risk. Collateral may include obligations issued or guaranteed by the U.S. government and its agencies and instrumentalities, including bills, notes and bonds issued by the U.S. Treasury, as well as money market funds and corporate debt securities, such as commercial paper. Some securities issued or guaranteed by federal agencies and U.S. government-sponsored instrumentalities may not be backed by the full faith and credit of the United States, in which case the investor must look principally to the agency or instrumentality issuing or guaranteeing the security for ultimate repayment, and may not be able to assert a claim against the United States itself in the event that the agency or instrumentality does not meet its commitment. The U.S. government and its agencies and instrumentalities do not guarantee the market value of their securities, and consequently, the value of such securities may fluctuate. Although the Fund may hold securities that carry U.S. government guarantees, these guarantees do not extend to shares of the Fund. The Fund’s investments in U.S. government securities will change in value in response to interest rate changes and other factors, such as the perception of an issuer’s creditworthiness. Money market funds are subject to management fees and other expenses. Therefore, investments in money market funds will cause the Fund to bear indirectly a proportional share of the fees and costs of the money market funds in which it invests. At the same time, the Fund will continue to pay its own management fees and expenses with respect to all of its assets, including any portion invested in the shares of the money market fund. It is possible to lose money by investing in money market funds. Corporate debt securities such as commercial paper generally are short-term unsecured promissory notes issued by businesses. Corporate debt may be rated investment-grade or below investment-grade and may carry variable or floating rates of interest. Corporate debt securities carry
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both credit risk and interest rate risk. Credit risk is the risk that the Fund could lose money if the issuer of a corporate debt security is unable to pay interest or repay principal when it is due. Interest rate risk is the risk that interest rates rise and fall over time. For example, the value of fixed-income securities generally decrease when interest rates rise, which may cause the Fund’s value to decrease. Also, investments in fixed-income securities with longer maturities fluctuate more in response to interest rate changes. Some corporate debt securities that are rated below investment-grade generally are considered speculative because they present a greater risk of loss, including default, than higher quality debt securities.
•Commodity Pool Regulatory Risk. The Fund’s investment exposure to commodity futures and swaps will cause it to be deemed to be a commodity pool, thereby subjecting the Fund to regulation under the Commodity Exchange Act (“CEA”) and CFTC rules. The Adviser is registered as a Commodity Trading Advisor (“CTA”) and a Commodity Pool Operator (“CPO”), and the Fund will be operated in accordance with applicable CFTC rules, as well as the regulatory scheme applicable to registered investment companies. Registration as a CPO imposes additional compliance obligations on the Adviser and the Fund related to additional laws, regulations, and enforcement policies, which could increase compliance costs and may affect the operations and financial performance of the Fund.
•Counterparty Risk. Counterparty risk is the risk that a counterparty to Fund transactions (e.g., swap transactions) will be unable or unwilling to perform its contractual obligation to the Fund. The Fund expects to use futures contracts and swap agreements to gain exposure to XRP without purchasing XRP directly in order to achieve its investment objective. Through these investments and related arrangements, the Fund is exposed to the risk that the counterparty may be unwilling or unable to make timely payments contemplated by such arrangements or otherwise to meet its contractual obligations (i.e., counterparty credit risk). If the counterparty becomes bankrupt or defaults on (or otherwise becomes unable or unwilling to perform) its payment or other obligations to the Fund, the Fund may not receive the full amount it is entitled to receive or may experience delays in recovering the collateral or other assets held by, or on behalf of, the counterparty. If this occurs, the value of your Shares in the Fund will decrease.
In addition, the Fund may enter into swap agreements with a limited number of counterparties, which may increase the Fund’s exposure to counterparty credit risk. To the extent the Fund’s counterparties are concentrated in the financial services sector, the Fund bears the risk that those counterparties may be adversely affected by legislative or regulatory changes, adverse market conditions, increased competition, and/or wide scale credit losses resulting from financial difficulties or borrowers affecting that economic sector. Further, there is a risk that no suitable counterparties will be willing to enter into, or continue to enter into, transactions with the Fund and, as a result, the Fund may not be able to achieve its investment objective.
•Cybersecurity Risk. Cybersecurity incidents may allow an unauthorized party to gain access to Fund assets or proprietary information, or cause the Fund, the Adviser, and/or other service providers (including custodians and financial intermediaries) to suffer data breaches or data corruption. Additionally, cybersecurity failures or breaches of the electronic systems of the Fund, the Adviser, the Fund’s other service providers, market makers, APs, the Fund’s primary listing exchange, or the issuers of securities in which the Fund invests have the ability to disrupt and negatively affect the Fund’s business operations, including the ability to purchase and sell Shares, potentially resulting in financial losses to the Fund and its shareholders.
•Daily Correlation/Tracking Risk. There is no guarantee that the Fund will achieve a high degree of correlation to the price performance of XRP and therefore achieve its daily leveraged investment objective. The Fund seeks to adjust its exposure to the Reference Assets daily to keep leverage consistent with its daily leveraged investment objective and to achieve a high degree of correlation with the price performance of XRP. In addition, the Fund’s exposure to the price of XRP is impacted by the movement of the price of XRP. Because of this, it is unlikely that the Fund will be perfectly exposed to the price performance of XRP at the end of each day. The possibility of the Fund being materially over- or under-exposed to the price performance of XRP increases on days when the price of XRP is volatile near the close of the trading day. Market disruptions, regulatory restrictions, and extreme volatility will also adversely affect the Fund’s ability to adjust exposure to the required levels.
The Fund may have difficulty achieving its daily leveraged investment objective for many reasons, including fees, expenses, transaction costs, financing costs related to the use of derivatives, accounting standards and their application to income items, disruptions, illiquidity or high volatility in the markets for the securities or financial instruments in which the Fund invests. The Fund may be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being over- or under-exposed to XRP. These factors could decrease the correlation between the performance of the Fund and XRP and may hinder the Fund’s ability to meet its daily leveraged investment objective on or around that day.
•Derivatives Risk. The Fund’s derivative investments have risks, including the imperfect correlation between the value of such instruments and the underlying assets or index; the loss of principal, including the potential loss of amounts greater than the initial amount invested in the derivative instrument; and illiquidity of the derivative investments. The derivatives used by the Fund may give rise to a form of leverage. Leverage magnifies the potential for gain and may result in greater losses, which in some cases may cause the Fund to liquidate other portfolio investments at inopportune times (e.g., at a loss to comply with limits on leverage imposed by the 1940 Act or when the Adviser otherwise would have preferred to hold the investment) or to meet redemption requests. Certain of the Fund’s transactions in derivatives could also affect the amount, timing, and character of distributions to shareholders, which may result in the Fund realizing more short-term capital gain and ordinary income subject to tax at ordinary
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income tax rates than it would if it did not engage in such transactions, which may adversely impact the Fund’s after-tax returns. To the extent the Fund invests in such derivative instruments, the value of the Fund’s portfolio is likely to experience greater volatility over short-term periods.
◦Futures Contracts Risk. The successful use of futures contracts draws upon the Adviser’s skill and experience with respect to such instruments and is subject to special risk considerations. The primary risks associated with the use of futures contracts, which may adversely affect the Fund’s NAV and total return, are (a) the imperfect correlation between the change in market value of the futures contract and the price of the underlying asset; (b) possible lack of a liquid secondary market for a futures contract and the resulting inability to close a futures contract when desired; (c) losses caused by unanticipated market movements, which are potentially unlimited; (d) the Adviser’s inability to predict correctly the direction of securities prices, interest rates, currency exchange rates and other economic factors; (e) the possibility that the counterparty will default in the performance of its obligations; and (f) if the Fund has insufficient cash, it may have to sell investments from its portfolio to meet daily variation margin requirements, and the Fund may have to sell investments at a time when it may be disadvantageous to do so.
If the Fund’s ability to obtain exposure to commodities futures consistent with its investment objective is disrupted for any reason, including limited liquidity in the commodities futures market, a disruption to the commodities futures, or as a result of margin requirements or position limits imposed by the Fund’s futures commission merchants (“FCMs”), the DCM, or the CFTC on the Fund or the Adviser, the Fund would not be able to achieve its investment objective and may experience significant losses. FCMs act as the intermediaries between customers and exchanges facilitating transactions in commodity derivatives. DCMs are the exchanges on which these transactions occur.
◦Cost of Futures Investment Risk. When a commodities futures contract is nearing expiration, the Fund will generally sell it and use the proceeds to buy a commodities futures contract with a later expiration date. This practice is commonly referred to as “rolling.” The costs associated with rolling commodities futures contracts typically are substantially higher than the costs associated with other futures contracts and may have a significant adverse impact on the performance of the Fund. In addition, the presence of contango in certain futures contracts at the time of rolling would be expected to adversely affect the Fund. Similarly, the presence of backwardation in certain futures contracts at the time of rolling such contracts would be expected to positively affect the Fund. The futures contracts markets have experienced, and are likely to experience again in the future, extended periods in which contango or backwardation have affected various types of futures contracts. These extended periods have caused in the past, and may cause in the future, significant losses.
◦Swap Agreements Risk. Swap agreements are contracts among the Fund and a counterparty to exchange the return of the pre-determined underlying investment (such as the rate of return of the underlying commodity). Swap agreements may be negotiated bilaterally and traded OTC between two parties or, for certain standardized swaps, must be exchange-traded through an FCM and/or cleared through a clearinghouse that serves as a central counterparty. Swap agreements may be subject to fees and expenses, and by investing in swaps indirectly through the Fund, a shareholder will bear the expenses of such derivatives in addition to expenses of the Fund. Risks associated with the use of swap agreements are different from those associated with ordinary portfolio securities transactions, due in part to the fact they could be considered illiquid and many swaps trade on the OTC market. Swaps are particularly subject to counterparty credit, correlation, valuation, liquidity and leveraging risks. While exchange trading and central clearing are intended to reduce counterparty credit risk and increase liquidity, they do not make swap transactions risk-free. Additionally, applicable regulators have adopted rules imposing certain margin requirements, including minimums, on OTC swaps, which may result in the Fund and its counterparties posting higher margin amounts for OTC swaps, which could increase the cost of swap transactions to the Fund and impose added operational complexity.
◦Swaps Capacity Risk. If the Fund’s or the Subsidiary’s ability to obtain exposure to swaps consistent with its investment objective is disrupted for any reason including, for example, limited liquidity in the XRP market, a disruption to the XRP market, or as a result of margin requirements or other limitations imposed by the Fund’s swaps dealers or the CFTC or other regulators, the Fund may not be able to achieve its investment objective and may experience significant losses.
In such circumstances, the Adviser intends to take such action as it believes appropriate and in the best interest of the Fund. Any disruption in the Fund’s or the Subsidiary’s ability to obtain exposure to swaps will cause the Fund’s performance to deviate from the performance of XRP. Additionally, the ability of the Fund or the Subsidiary to obtain exposure to swaps is limited by certain tax rules that limit the amount the Fund can invest in the Subsidiary as of the end of each tax quarter. Exceeding this amount may have tax consequences, see “Tax Risk” for more information.
Margin levels for swap contracts based on XRP may be substantially higher than margin requirements for more established swaps and futures contracts. Additionally, margin requirements are subject to change, and may be raised in the future by swaps dealers or regulators. High margin requirements could prevent the Fund, or the Subsidiary, from obtaining sufficient exposure to XRP-based swaps and may adversely affect its ability to achieve its investment objective. Further, swap counterparties utilized by the Fund or Subsidiary may impose limits on the amount of exposure to swaps contracts the Fund
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or Subsidiary can obtain through such counterparty. If the Fund or Subsidiary cannot obtain sufficient exposure to XRP-based swaps, the Fund may not be able to achieve its investment objective.
◦Options Risk. The buyer of an option acquires the right, but not the obligation, to buy (a call option) or sell (a put option) a certain quantity of a security (the underlying security) or instrument, including a futures contract or swap, at a certain price up to a specified point in time. The seller or writer of an option is obligated to sell (a call option) or buy (a put option) the underlying instrument. When the Fund sells an option, it gains the amount of the premium it receives, but also incurs a liability representing the value of the option it has sold until the option is either exercised and finishes “in the money,” meaning it has value and can be sold, or the option expires worthless, or the expiration of the option is “rolled,” or extended forward. The value of the options in which the Fund invests is based partly on the volatility used by market participants to price such options (i.e., implied volatility). Accordingly, increases in the implied volatility of such options will cause the value of such options to increase (even if the prices of the options’ underlying assets do not change), which will result in a corresponding increase in the liabilities of the Fund under such options and thus decrease the Fund’s NAV.
Options are often used to manage or hedge risk because they enable an investor to buy or sell an asset in the future at an agreed-upon price. Options used by the Fund to reduce volatility may not perform as intended and may not fully protect the Fund against declines in the value of its portfolio investments. Options also are used for other reasons, such as to manage exposure to changes in interest rates and bond prices; as an efficient means of adjusting overall exposure to certain markets; in an effort to enhance income; to protect the value of portfolio securities or other instruments; and to adjust portfolio duration.
Options are subject to correlation risk. The writing and purchasing of options are highly specialized activities as the successful use of options depends on the Adviser’s ability to predict correctly future price fluctuations and the degree of correlation between the markets for options and the underlying instruments. Exchanges can limit the number of positions that can be held or controlled by the Fund or the Adviser, thus limiting the ability to implement the Fund’s strategies. Options also are particularly subject to leverage risk and can be subject to liquidity risk. Because option premiums paid or received by the Fund are small in relation to the market value of the investments underlying the options, the Fund is exposed to the risk that buying and selling put and call options can be more speculative than investing directly in securities.
Purchasing put options may result in the Fund’s loss of premiums paid in the event that the put options expire unexercised. To the extent that the Fund reduces its put option holdings relative to the number of call options sold by the Fund, the Fund’s ability to mitigate losses in the event of a market decline will be reduced.
◦Over-the-Counter Market Risk. Certain derivatives in which the Fund may invest may be traded (and privately negotiated) in OTC markets. While the OTC markets are the primary trading venue for many derivatives, such markets are largely unregulated. If a privately negotiated OTC contract calls for payments by the Fund, the Fund must be prepared to make such payments when due. In addition, if a counterparty’s creditworthiness declines, the Fund may not receive payments owed under the contract, or such payments may be delayed under such circumstances and the value of agreements with such counterparty can be expected to decline, potentially resulting in losses to the Fund. Securities traded in these markets may trade less frequently and in limited volumes and thus exhibit more volatility and liquidity risk, and the prices paid by the Fund in OTC transactions may include an undisclosed dealer markup.
◦Foreign Exchange-Traded Options and Futures. Participation in foreign futures and foreign options transactions involves the execution and clearing of trades on, or subject to the rules of, a foreign board of trade. Neither the National Futures Association nor any domestic exchange regulates activities of any foreign boards of trade, including the execution, delivery, and clearing of transactions, or has the power to compel enforcement of the rules of a foreign board of trade or any applicable foreign law. This is true even if the exchange is formally linked to a domestic market so that a position taken on the market may be liquidated by a transaction on another market. Moreover, such laws or regulations will vary depending on the foreign country in which the foreign futures or foreign options transaction occurs. For these reasons, when the Fund trades foreign futures or foreign options contracts, it may not be afforded certain of the protective measures provided by the CEA, the CFTC’s regulations, and the rules of the National Futures Association and any domestic exchange, including the right to use reparations proceedings before the CFTC and arbitration proceedings provided by the National Futures Association or any domestic futures exchange. In particular, proceeds derived from foreign futures or foreign options transactions may not be provided the same protections as proceeds derived from transactions on U.S. futures exchanges. In addition, the price of any foreign futures or foreign options contract and, therefore, the potential profit and loss thereon, may be affected by any variance in the foreign exchange rate between the time the Fund’s orders are placed and the time they are liquidated, offset, or exercised.
◦Swaptions Risk. There can be no assurance that a liquid secondary market will exist for any particular swaption, or at any particular time, and the Fund may have difficulty affecting closing transactions in particular swaptions. Therefore, the Fund may have to exercise the options that it purchases in order to realize any profit and take delivery of the underlying swap. The Fund could then incur transaction costs upon the sale or closing out of the underlying swap. In the event that the swaption is exercised, the counterparty for such swaption would be the same counterparty with whom the Fund entered into the
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underlying swap. However, if the Fund writes (sells) a swaption, the Fund is bound by the terms of the underlying swap upon exercise of the option by the buyer, which may result in losses to the Fund in excess of the premium it received.
•Early Close/Trading Halt Risk. An exchange or market may close or issue trading halts on specific investments, or the ability to buy or sell certain securities or financial instruments may be restricted, which may result in the Fund being unable to buy or sell certain securities or financial instruments. In such circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments, and/or may incur substantial trading losses.
•Effects of Compounding and Market Volatility Risk. The Fund has a daily leveraged investment objective and the Fund’s performance for periods greater than a trading day will be the result of each day’s returns compounded over the period, which is very likely to differ from two times (2x) the price performance of XRP, before fees and expenses. Compounding affects all investments, but has a more significant impact on funds that are leveraged and that rebalance daily. For a leveraged fund, if adverse daily performance of the price of XRP reduces the amount of a shareholder’s investment, any further adverse daily performance will lead to a smaller dollar loss because the shareholder’s investment had already been reduced by the prior adverse performance. Equally, however, if favorable daily performance of the price of XRP increases the amount of a shareholder’s investment, the dollar amount lost due to future adverse performance will increase because the shareholder’s investment has increased.
The effect of compounding becomes more pronounced as volatility of the price of XRP and the holding period increase. The impact of compounding will impact each shareholder differently depending on the period of time an investment in the Fund is held and the volatility of the price of XRP during the shareholder’s holding period of an investment in the Fund.
The table below provides examples of how reference price volatility could affect the Fund’s performance. The table illustrates the impact of two factors that affect the Fund’s performance: XRP price volatility and the price performance of XRP. The price performance of XRP shows the percentage change in the price of XRP over the specified time period, while XRP price volatility is a statistical measure of the magnitude of fluctuations in the price performance during that time period. As illustrated below, even if the price change over two equal time periods is identical, different price volatility (i.e., fluctuations in the rates of return) during the two time periods could result in drastically different Fund performance for the two time periods due to the effects of compounding daily returns during the time periods.
Fund performance for periods greater than one single day can be estimated given any set of assumptions for the following factors: a) price volatility; b) price performance; c) period of time; d) financing rates associated with leveraged exposure; and e) other Fund expenses. The table below illustrates the impact of two principal factors – price volatility and price performance – on Fund performance. The table shows estimated Fund returns for a number of combinations of price volatility and price performance over a one-year period. Performance shown in the chart assumes that: (i) no dividends were paid with respect to the Reference Asset; (ii) there were no Fund expenses; and (iii) borrowing/lending rates (to obtain leveraged exposure) of 0%. If Fund expenses and/or actual borrowing/lending rates were reflected, the estimated returns would be different than those shown. Particularly during periods of higher price volatility, compounding will cause results for periods longer than a trading day to vary from two times (2x) the performance of the price of XRP.
As shown in the table below, the Fund would be expected to lose 6.1% if the price of XRP did not change over a one year period during which the price experienced annualized volatility of 25%. At higher ranges of volatility, there is a chance of a significant loss of value in the Fund, even if the price is flat. For instance, if the annualized volatility of the price of XRP is 100%, the Fund would be expected to lose 63.2% of its value, even if the cumulative change in the price of XRP for the year was 0%. Areas shaded red (or dark gray) represent those scenarios where the Fund can be expected to return less than two times (2x) the change in the price of XRP and those shaded green (or light gray) represent those scenarios where the Fund can be expected to return more than two times (2x) the change in the price of XRP. The Fund’s actual returns may be significantly better or worse than the returns shown below as a result of any of the factors discussed above or in “Daily Correlation/Tracking Risk” above.

One Year Price Performance	Two Times (2x) One Year Price Performance	Volatility Rate
Return	Return	10%	25%	50%	75%	100%
-60%	-120%	-84.2%	-85.0%	-87.5%	-90.9%	-94.1%
-50%	-100%	-75.2%	-76.5%	-80.5%	-85.8%	-90.8%
-40%	-80%	-64.4%	-66.2%	-72.0%	-79.5%	-86.8%
-30%	-60%	-51.5%	-54.0%	-61.8%	-72.1%	-82.0%
-20%	-40%	-36.6%	-39.9%	-50.2%	-63.5%	-76.5%
-10%	-20%	-19.8%	-23.9%	-36.9%	-53.8%	-70.2%
0%	0%	-1.0%	-6.1%	-22.1%	-43.0%	-63.2%
10%	20%	19.8%	13.7%	-5.8%	-31.1%	-55.5%
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One Year Price Performance	Two Times (2x) One Year Price Performance	Volatility Rate
Return	Return	10%	25%	50%	75%	100%
20%	40%	42.6%	35.3%	12.1%	-18.0%	-47.0%
30%	60%	67.3%	58.8%	31.6%	-3.7%	-37.8%
40%	80%	94.0%	84.1%	52.6%	11.7%	-27.9%
50%	100%	122.8%	111.4%	75.2%	28.2%	-17.2%
60%	120%	153.5%	140.5%	99.4%	45.9%	-5.8%
•ETF Risks. The Fund is an ETF and, as a result of its structure, it is exposed to the following risks:
◦Authorized Participants, Market Makers, and Liquidity Providers Concentration Risk. The Fund has a limited number of financial institutions that may act as APs. In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. Shares may trade at a material discount to NAV and possibly face delisting if either: (i) APs exit the business or otherwise become unable to process creation and/or redemption orders and no other APs step forward to perform these services, or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.
◦Costs of Buying or Selling Shares Risk. Due to the costs of buying or selling Shares, including brokerage commissions imposed by brokers and bid/ask spreads, frequent trading of Shares may significantly reduce investment results and an investment in Shares may not be advisable for investors who anticipate regularly making small investments.
◦Shares May Trade at Prices Other Than NAV Risk. As with all ETFs, Shares may be bought and sold in the secondary market at market prices. Although it is expected that the market price of Shares will approximate the Fund’s NAV, there may be times when the market price of Shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount) due to supply and demand of Shares or during periods of market volatility. This risk is heightened in times of market volatility, periods of steep market declines, and periods when there is limited trading activity for Shares in the secondary market, in which case such premiums or discounts may be significant.
◦Trading Risk. Although Shares are listed for trading on the NYSE Arca, Inc. (the “Exchange”) and may be traded on U.S. exchanges other than the Exchange, there can be no assurance that Shares will trade with any volume, or at all, on any stock exchange. In stressed market conditions, the liquidity of Shares may begin to mirror the liquidity of the Fund’s underlying portfolio holdings, which can be significantly less liquid than the Shares.
•High Portfolio Turnover Risk. The Fund may frequently buy and sell investments. Higher portfolio turnover may result in the Fund paying higher levels of transaction costs and generating greater tax liabilities for shareholders. Portfolio turnover risk may cause the Fund’s performance to be less than you expect.
•Intra-Day Investment Risk. The Fund seeks leveraged investment results from the close of the market on a given trading day until the close of the market on the subsequent trading day. The exact exposure of an investment in the Fund intraday in the secondary market is a function of the difference between the price of XRP at the market close on the first trading day and the price of XRP at the time of purchase. If the price of XRP increases, the Fund’s net assets will rise by the same amount as the Fund’s exposure. Conversely, if the price of XRP declines, the Fund’s net assets will decline by the same amount as the Fund’s exposure. Thus, an investor that purchases shares intra-day may experience performance that is greater than, or less than, the Fund’s stated multiple of the price performance of XRP.
If there is a significant intra-day market event and/or the price of XRP experiences a significant decrease, the Fund may not meet its investment objective or rebalance its portfolio appropriately. Additionally, the Fund may close to purchases and sales of Shares prior to the close of regular trading on the Exchange and incur significant losses.
•Leverage Risk. The Fund seeks to achieve and maintain the exposure to the price of XRP by using leverage. Therefore, the Fund is subject to leverage risk. When the Fund purchases or sells an instrument or enters into a transaction without investing an amount equal to the full economic exposure of the instrument or transaction, it creates leverage, which can result in the Fund losing more than it originally invested. As a result, these investments may magnify losses to the Fund, and even a small market movement may result in significant losses to the Fund. Leverage may also cause the Fund to be more volatile because it may exaggerate the effect of any increase or decrease in the value of the Fund’s portfolio securities. Swaps and futures trading involves a degree of leverage and as a result, a relatively small price movement in the Reference Asset may result in immediate and substantial losses to the Fund.
•Limited Operating History Risk. The Fund is a recently organized investment company with a limited operating history. As a result, prospective investors have a limited track record or history on which to base their investment decision.
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•Liquidity Risk. Liquidity risk exists when particular investments are difficult to purchase or sell. This can reduce the Fund’s returns because the Fund may be unable to transact at advantageous times or prices.
•Loss Limitation Risk. While the Fund may implement protective measures intended to limit losses or prevent the Fund’s NAV from going to or below zero during periods of extreme volatility, such measures are limited in scope and effectiveness. The Fund’s leveraged positions can magnify losses in adverse markets, and an unscheduled rebalancing may cause the Fund to realize losses already incurred and/or restrict the Fund’s ability to benefit from subsequent market reversals. As a result, when loss limiting measures are taken, the Fund may not fully participate in favorable market movements and will not achieve its stated investment objective.
•Market Risk. The trading prices of securities and other instruments fluctuate in response to a variety of factors. These factors include events impacting the entire market or specific market segments, such as political, market and economic developments, as well as events that impact specific issuers. The Fund’s NAV and market price, like security and commodity prices generally, may fluctuate significantly in response to these and other factors. As a result, an investor could lose money over short or long periods of time. In addition, government actions or interventions (including, but not limited, to the threat or imposition of tariffs, trade restrictions, currency restrictions or similar actions) as well as developments related to economic, political (including geopolitical), social, public health, market, extreme weather, natural or man-made disasters, or other conditions or events have in the past and may in the future result in volatility in financial markets and reduced liquidity in equity, credit, and/or debt markets, which could adversely impact the Fund and its investments and their value and performance. These developments as well as other events could result in further market volatility and negatively affect financial asset prices, the liquidity of certain securities and the normal operations of securities exchanges and other markets.
•Non-Correlation Risk. The performance of the Fund will not, and is not intended to, correlate exactly to the performance of XRP and will vary somewhat due to factors such as fees and expenses of the Fund, transaction costs, regulatory restrictions, and active management of the Fund’s portfolio.
•Non-Diversification Risk. Because the Fund is “non-diversified,” it may invest a greater percentage of its assets in the securities of a single issuer or a lesser number of issuers than if it was a diversified fund. As a result, the Fund may be more exposed to the risks associated with and developments affecting an individual issuer or a lesser number of issuers than a fund that invests more widely. This may increase the Fund’s volatility and cause the performance of a relatively small number of issuers to have a greater impact on the Fund’s performance.
•Reverse Repurchase Agreements Risk. A reverse repurchase agreement is the sale by the Fund of a debt obligation to a party for a specified price, with the simultaneous agreement by the Fund to repurchase that debt obligation from that party on a future date at an agreed-upon price. Similar to borrowing, reverse repurchase agreements provide the Fund with cash for investment purposes, which creates leverage and subjects the Fund to the risks of leverage. Reverse repurchase agreements also involve the risk that the other party may fail to return the securities in a timely manner or at all. The Fund could lose money if it is unable to recover the securities and the value of collateral held by the Fund, including the value of the investments made with cash collateral, is less than the value of the securities. Furthermore, reverse repurchase agreements cost the Fund interest expenses. The Fund may enter into reverse repurchase agreements with a limited number of counterparties, which may further expose the Fund to the risk that a counterparty may be unwilling or unable to sell back the investment contemplated by such arrangement or otherwise to meet its contractual obligations.
•Spot XRP ETP Risks. In addition to the risks associated with XRP noted above, Spot XRP ETPs are subject to additional risks:
◦ETP Risk. The Fund may invest in Spot XRP ETPs or use them as Reference Assets for XRP-related investments. ETP shares trade like exchange-traded funds on a securities exchange. The price of a Spot XRP ETP is derived from and based upon the value of spot XRP and cash held by the Spot XRP ETP. However, shares of Spot XRP ETPs trade at market prices, not NAV, which means they may trade at prices above or below the value of their underlying portfolios. There can be no assurance that the returns of Spot XRP ETPs will correspond, or be closely related, to the performance of XRP. The level of risk involved in the purchase or sale of a Spot XRP ETP is similar to the risk involved in the purchase or sale of an exchange-traded fund, except that the pricing mechanism for a Spot XRP ETP is based on a basket of XRP and cash. Thus, the risks of owning a Spot XRP ETP generally reflect the risks of owning the underlying XRP and cash that the Spot XRP ETP holds. Spot XRP ETPs, such as the Bitwise Physical XRP ETP, Virtune XRP ETP, and WisdomTree Physical XRP ETP, have a relatively limited history of operations. Because certain Spot XRP ETPs are relatively new products, their shares may have a lack of liquidity, which could result in the market price of the Spot XRP ETP shares being more volatile than the underlying portfolio of XRP and cash. Disruptions in the markets for XRP could result in losses on investments in Spot XRP ETPs. In addition, an actual trading market may not develop for Spot XRP ETP shares and the listing exchange may halt trading of a Spot XRP ETP’s shares. Spot XRP ETPs are subject to management fees and other fees that may increase their costs versus the costs of owning XRP directly. The Fund will indirectly bear its proportionate share of management fees and other expenses that are charged by the Spot XRP ETP in addition to the management fees and other expenses paid by the Fund. The Fund will pay brokerage commissions in connection with the purchase and sale of shares of Spot XRP ETPs.
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If the process of creation and redemption of baskets for the Spot XRP ETPs encounters any unanticipated difficulties, the possibility for arbitrage transactions by APs intended to keep the price of the shares closely linked to the price of XRP may not exist and, as a result, the price of the shares may fall or otherwise diverge from NAV. The liquidity of the shares may also be affected by the withdrawal from participation of APs. Security threats to the Spot XRP ETP account at the custodian could result in the halting of the Spot XRP ETP’s operations and a loss of the Spot XRP ETP’s assets or damage to the reputation of the Spot XRP ETP, each of which could result in a reduction in the value of the Fund’s Shares. The price used to calculate the value of a Spot XRP ETP’s XRP may be volatile, adversely affecting the value of the Shares. If a Spot XRP ETP’s custodian agreement is terminated or its custodian fails to provide services as required, the Spot XRP ETP may need to find and appoint a replacement custodian, which could pose a challenge to the safekeeping of the Spot XRP ETP’s XRP, and the Spot XRP ETP’s ability to continue to operate may be adversely affected. Loss of a critical banking relationship for, or the failure of a bank used by, a Spot XRP ETP’s prime execution agent could adversely impact the Spot XRP ETP’s ability to create or redeem baskets, or could cause losses to the Spot XRP ETPs. A Spot XRP ETP may suspend the issuance of shares at any time which will impact the price of shares of the Spot XRP ETP, resulting in a significant difference (premium/discount) between the Spot XRP ETP’s market price and its NAV. Additionally, the Fund may be unable to transact in the shares of the Spot XRP ETP at an acceptable price, and therefore the Fund may be unable to achieve its investment objective.
◦Exposure Concentration Risk. It is currently expected that the Fund will derive a significant amount of its exposure to the price performance of XRP as a result of investing directly in Spot XRP ETPs or swap agreements or options that reference Spot XRP ETPs. As a result, the Fund’s performance will be highly dependent on the performance of the Spot XRP ETPs. If shares of the Spot XRP ETPs were to be delisted or lose their entire value, Fund Shares would also be expected to suffer a loss of value. The Fund’s strategy makes the Fund extremely susceptible to issuer-specific events relating to the Spot XRP ETPs that may not necessarily affect the XRP market more broadly. This inherently makes an investment in the Fund riskier than an investment in a fund that provides more diversified exposure. Neither the Fund nor the Adviser have conducted due diligence upon the Spot XRP ETPs and make no representations or warranties whatsoever regarding the Spot XRP ETPs’ ability to acquire, dispose of or maintain proper custody of XRP. In the event that there is an issue regarding the Spot XRP ETPs’ ability to acquire, dispose of or maintain proper custody of XRP, the Fund’s returns will be negatively impacted.
◦Foreign Securities Risk. The Spot XRP ETPs that are used as Reference Assets for the Fund’s XRP-related investments, or in which the Fund may invest directly, may be domiciled in foreign countries and listed on foreign exchanges. ETPs domiciled in Europe may be less liquid than U.S. ETPs and their trading activity may be fractured as a result of listing on multiple exchanges. A European ETP may also trade in multiple currencies. Changes in currency exchange rates affect the value of investments denominated in a foreign currency, and therefore the value of such investments in the Fund’s portfolio. The Fund’s NAV could decline if a currency to which the Fund has exposure depreciates against the U.S. dollar or if there are delays or limits on repatriation of such currency. Currency exchange rates can be very volatile and can change quickly and unpredictably. As a result, the value of an investment in the Fund may change quickly and without warning.
Investments in non-U.S. securities involve certain risks that may not be present with investments in U.S. securities. These include risks of adverse changes in foreign economic, political, regulatory and other conditions, or changes in currency exchange rates or exchange control regulations (including limitations on currency movements and exchanges). The securities of some foreign companies may be less liquid and, at times, more volatile than securities of comparable U.S. companies. There may be less information publicly available about a non-U.S. issuer than a U.S. issuer. Non-U.S. issuers may be subject to different accounting, auditing, financial reporting and investor protection standards than U.S. issuers. Investments in non-U.S. securities may be subject to withholding or other taxes and may be subject to additional trading, settlement, custodial, and operational risks. With respect to certain countries, there is the possibility of government intervention and expropriation or nationalization of assets. Because legal systems differ, there also is the possibility that it will be difficult to obtain or enforce legal judgments in certain countries. Since foreign exchanges may be open on days when the Fund does not price its shares, the value of the securities in the Fund’s portfolio may change on days when shareholders will not be able to purchase or sell the Fund’s shares. Conversely, Shares may trade on days when foreign exchanges are closed. Each of these factors can make investments in the Fund more volatile and potentially less liquid than other types of investments.
•Subsidiary Investment Risk. By investing in the Subsidiary, the Fund is indirectly exposed to the risks associated with the Subsidiary’s investments. The derivatives and other investments held by the Subsidiary are generally similar to those that are permitted to be held by the Fund and are subject to the same risks that apply to similar investments if held directly by the Fund. The Subsidiary is not registered under the 1940 Act, and, unless otherwise noted in this Prospectus, is not subject to all the investor protections of the 1940 Act. Changes in the laws of the United States and/or the Cayman Islands could result in the inability of the Fund and/or the Subsidiary to continue to operate as it does currently and could adversely affect the Fund. For example, the Cayman Islands does not currently impose any income, corporate or capital gains tax or withholding tax on the Subsidiary. If Cayman Islands law changes such that the Subsidiary must pay Cayman Islands taxes, Fund shareholders would likely suffer decreased investment returns.
•Tax Risk. As a RIC, the Fund must derive at least 90% of its gross income each taxable year from certain qualifying sources of income under the Code. The income of the Fund from direct XRP-related investments is not expected to generate qualifying
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income for purposes of the “Qualifying Income Requirement” (as described more fully in the section titled “Federal Income Taxes” in the SAI). Failure to satisfy the Qualifying Income Requirement would generally cause the Fund to fail to qualify as a RIC and be subject to federal income tax at the Fund level. To the extent the Fund invests directly in XRP-related investments, the Fund will seek to restrict its income from such instruments that do not generate qualifying income to a maximum of 10% of its gross income (when combined with its other investments that produce non-qualifying income) to comply with the Qualifying Income Requirement necessary for the Fund to qualify as a RIC under Subchapter M of the Code. However, the Fund may generate more non-qualifying income than anticipated, may not be able to generate qualifying income in a particular taxable year at levels sufficient to meet the Qualifying Income Requirement, or may not be able to accurately predict the non-qualifying income from these investments.
The Fund may gain most of its exposure to XRP through its investment in its Subsidiary, which invests directly in XRP-related investments, including swaps, futures contracts and reverse repurchase agreements. In order for the Fund to qualify as a RIC under Subchapter M of the Code, the Fund must, among other requirements, derive at least 90% of its gross income for each taxable year from sources generating “qualifying income” for purposes of the “qualifying income test,” which is described in more detail in the section titled “Federal Income Taxes” in the SAI. The Fund’s investment in its Subsidiary is expected to provide the Fund with exposure to XRP-related investments within the limitations of the federal tax requirements of Subchapter M of the Code for qualification as a RIC. The “Subpart F” income (defined in Section 951 of the Code to include passive income) of the Fund attributable to its investment in its Subsidiary is “qualifying income” to the Fund to the extent that such income is derived with respect to the Fund’s business of investing in stock, securities or currencies. The Fund expects its “Subpart F” income attributable to its investment in its Subsidiary to be derived with respect to the Fund’s business of investing in stock, securities or currencies and accordingly expects its “Subpart F” income attributable to its investment in its Subsidiary to be treated as “qualifying income.” The Fund generally will be required to include in its own taxable income and the “Subpart F” income of its Subsidiary for a tax year, regardless of whether the Fund receives a distribution of its Subsidiary’s income in that tax year, and this income would nevertheless be subject to the distribution requirement for qualification as a regulated investment company and would be taken into account for purposes of the 4% excise tax. The Adviser will carefully monitor the Fund’s investments in its Subsidiary to ensure that no more than 25% of the Fund’s assets are invested in its Subsidiary to comply with the Asset Diversification Test as described in more detail in the SAI.
The extent to which the Fund invests in XRP-related investments will be limited by the Qualifying Income Requirement and the Asset Diversification Test (as described in the SAI), which the Fund must continue to satisfy to maintain its status as a RIC. The Fund intends to enter into reverse purchase agreements to facilitate compliance with the Asset Diversification Test. There are no assurances that the IRS will agree with the Fund’s application of the Asset Diversification Test to its holdings. The Fund’s failure to comply with the requirements for qualification as a RIC could have significant negative tax consequences to Fund shareholders. In such event, in order to re-qualify for taxation as a RIC, the Fund may be required to recognize unrealized gains, pay substantial taxes and interest and make certain distributions. If the Fund does not qualify as a RIC for any taxable year and certain relief provisions are not available, the Fund’s taxable income would be subject to tax at the Fund level and to a further tax at the shareholder level when such income is distributed. This would cause investors to incur higher tax liabilities than they otherwise would have incurred and would have a negative impact on Fund returns. In such event, the Fund’s Board of Trustees (the “Board”) may determine to reorganize or close the Fund or materially change the Fund’s investment objective and strategies. In the event that the Fund fails to qualify as a RIC, the Fund will promptly notify shareholders of the implications of that failure. The tax treatment of certain XRP-related investments may be affected by future regulatory or legislative changes that could affect the character, timing, and/or amount of the Fund’s taxable income or gains and distributions.
•Valuation Risk. The Fund or the Subsidiary may hold securities or other assets that may be valued on the basis of factors other than readily available market quotations. This may occur because the asset or security does not trade on a centralized exchange, or in times of market turmoil or reduced liquidity. There are multiple methods that can be used to value a portfolio holding when market quotations are not readily available. The value established for any portfolio holding at a point in time might differ from what would be produced using a different methodology or if it had been priced using market quotations. Portfolio holdings that are valued using techniques other than market quotations, including “fair valued” assets or securities, may be subject to greater fluctuation in their valuations from one day to the next than if market quotations were used. In addition, there is no assurance that the Fund could sell or close out a portfolio position for the value established for it at any time, and it is possible that the Fund or the Subsidiary would incur a loss because a portfolio position is sold or closed out at a discount to the valuation established by the Fund or the Subsidiary at that time. The ability to value investments may be impacted by technological issues or errors by pricing services or other third-party service providers.
•Volatility Risk. The value of certain of the Fund’s investments, including swaps and futures, is subject to market risk. Market risk is the risk that the value of the investments to which the Fund is exposed will fall, which could occur due to general market or economic conditions or other factors.
•Whipsaw Markets Risk. The Fund may be subject to the forces of “whipsaw” markets (as opposed to choppy or stable markets), in which significant price movements develop but then repeatedly reverse. “Whipsaw” describes a situation where a security’s
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price is moving in one direction but then quickly pivots to move in the opposite direction. Such market conditions could cause substantial losses to the Fund.
•XRP-Related Company Risk. If the Fund is unable to obtain its desired exposure to XRP Swaps, the Fund may obtain exposure by investing in securities of “XRP-related companies.” There can be no assurance that the returns of XRP-related companies will correspond, or be closely-related, to the performance of XRP. XRP-related companies face rapid changes in technology, intense competition including the development and acceptance of competing platforms or technologies, loss or impairment of intellectual property rights, cyclical economic patterns, shifting consumer preferences, evolving industry standards, adverse effects of changes to a network’s or software’s protocols, a rapidly changing regulatory environment, and dependency on certain key personnel (including highly skilled financial services professionals and software engineers). XRP-related companies may be susceptible to operational and information security risks including those associated with hardware or software failures, interruptions, or delays in service by third party vendors, and security breaches. Certain XRP-related companies, such as Spot XRP ETPs may be subject to the risks associated with investing directly in XRP.
Performance
Performance information for the Fund is not included because the Fund did not have a full calendar year of performance prior to the date of this Prospectus. In the future, performance information for the Fund will be presented in this section. Updated performance information is available on the Fund’s website at www.teucrium.com.
Management

Investment Adviser:	Teucrium Investment Advisors, LLC
Portfolio Managers:	Springer Harris and Joran Haugens, each Portfolio Managers of the Adviser, have been portfolio managers of the Fund since its inception in April 2025. Chris Small, a Portfolio Manager of the Adviser, has been a portfolio manager of the Fund since July 2025.
Purchase and Sale of Shares
The Fund issues and redeems Shares at NAV only in large blocks known as “Creation Units,” which only APs (typically, broker-dealers) may purchase or redeem. The Fund generally issues and redeems Creation Units in exchange for a portfolio of securities and/or a designated amount of U.S. cash.
Shares are listed on the Exchange, and individual Shares may only be bought and sold in the secondary market through a broker or dealer at market prices, rather than NAV. Because Shares trade at market prices rather than NAV, Shares may trade at a price greater than NAV (premium) or less than NAV (discount).
An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares (the “bid” price) and the lowest price a seller is willing to accept for Shares (the “ask” price) when buying or selling Shares in the secondary market. The difference in the bid and ask prices is referred to as the “bid-ask spread.”
Recent information regarding the Fund’s NAV, market price, how often Shares traded on the Exchange at a premium or discount, and bid-ask spreads can be found on the Fund’s website at www.teucrium.com.
Tax Information
The Fund’s distributions are generally taxable as ordinary income, qualified dividend income, or capital gains (or a combination), unless your investment is held in an individual retirement account (“IRA”) or other tax-advantaged account. Distributions on investments made through tax-deferred arrangements may be taxed later upon withdrawal of assets from those accounts.
Financial Intermediary Compensation
If you purchase Shares through a broker-dealer or other financial intermediary (such as a bank) (an “Intermediary”), the Adviser or its affiliates may pay Intermediaries for certain activities related to the Fund, including participation in activities that are designed to make Intermediaries more knowledgeable about exchange-traded products, including the Fund, or for other activities, such as marketing, educational training or other initiatives related to the sale or promotion of Shares. These payments may create a conflict of interest by influencing the Intermediary and your salesperson to recommend the Fund over another investment. Any such arrangements do not result in increased Fund expenses. Ask your salesperson or visit the Intermediary’s website for more information.
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ADDITIONAL INFORMATION ABOUT THE FUND
Investment Objective
The Fund’s investment objective may be changed by the Board of Trustees of Listed Funds Trust (the “Trust”) without shareholder approval upon written notice to shareholders.
The Fund is designed to seek daily investment results, before fees and expenses, that correspond to two times (2x) the daily total return of XRP. If, on a given day, XRP gains 1%, the Fund is designed to gain approximately 2% (which is equal to two times 1%). Conversely, if XRP loses 1% on a given day, the Fund is designed to lose approximately 2%. The Fund seeks leveraged investment results on a daily basis – from the close of regular trading on one trading day to the close on the next trading day – which should not be equated with seeking a leveraged investment objective for any other period. The Fund is designed as a short-term trading vehicle. The Fund is intended to be used by investors who intend to actively monitor and manage their portfolios.
Principal Investment Strategies
Under normal circumstances, the Fund will invest at least 80% of the Fund’s assets in, or provide exposure equal to, financial instruments that the Adviser believes, in combination, should produce daily returns consistent with the Fund’s investment objective of seeking daily investment results, before fees and expenses, that correspond to two times (2x) the daily price performance of XRP. The Fund may change this 80% investment policy without shareholder approval upon 60 days’ notice to shareholders.
Neither XRP nor the XRP Network are affiliated with the Trust, the Fund, the Adviser, or any affiliates thereof and are not involved with this offering in any way, and have no obligation to consider the Fund in taking any actions that might affect the value of the Fund. None of the Trust, the Fund, the Adviser, or any affiliate are responsible for the performance of XRP and make no representation as to the performance of XRP. Investing in the Fund is not equivalent to investing in XRP.
The Adviser uses a number of investment techniques in an effort to achieve the stated investment objective for the Fund. The Fund seeks two times (2x) the daily price performance of XRP on a given day. To do this, the Adviser creates net “long” positions for the Fund. The Adviser may create short positions in the Fund even though the net exposure in the Fund will be long. Long positions move in the same direction as XRP, advancing when XRP advances and declining when XRP declines.
In seeking to achieve the Fund’s investment objective, the Adviser uses statistical and quantitative analysis to determine the investments the Fund makes and the techniques it employs. The Adviser determines the type, quantity, and mix of investment positions that it believes in combination should produce daily returns consistent with the Fund’s investment objective. In general, if the Fund is performing as designed, the return of XRP will dictate the return for the Fund. The Adviser does not invest the assets of the Fund in securities, derivatives, or other investments based on the Adviser’s view of the investment merit of a particular security, instrument, or company, nor does it conduct conventional investment research or analysis or forecast market movements or trends.
The Fund has a clearly articulated daily leveraged investment objective which requires the Fund to seek economic exposure in excess of its net assets (i.e., economic leverage). The Fund invests in some combination of financial instruments so that it generates economic exposure consistent with the Fund’s investment objective.
The Fund will invest significantly in swap agreements, options and futures contracts to obtain economic “leverage.” Leveraging allows the Adviser to generate a greater positive or negative return for the Fund than what would be generated on the invested capital without leverage, thus changing small market movements into larger changes in the value of the investments of the Fund.
At the close of the markets on each trading day, the Fund will position its portfolio to ensure that the Fund’s exposure to XRP is consistent with the Fund’s stated investment objective. The impact of market movements during the day will generally require the Fund to adjust its exposure to the Reference Assets on a daily basis. If XRP has risen on a given day, the Fund’s net assets should rise, meaning its exposure will typically need to be increased. Conversely, if XRP has fallen on a given day, the Fund’s net assets should fall, meaning its exposure will typically need to be reduced.
The Fund may have difficulty in achieving its daily leveraged investment objective due to fees, expenses, transaction costs, income items, accounting standards, significant purchase and redemption activity by Fund shareholders, and/or disruptions or a temporary lack of liquidity in the markets for the investments held by the Fund.
An XRP-related exchange or market may close or issue trading halts, or the ability to buy or sell certain XRP-related investments may be restricted, which may result in the Fund being unable to buy or sell certain financial instruments. In such circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.
The Fund may also invest in equity securities of “XRP-related companies.” For these purposes, XRP-related companies are companies, including Spot XRP ETPs, that the Adviser believes provide returns that generally correspond, or are closely related, to the performance of XRP.
If the Fund is unable to obtain sufficient leveraged exposure to XRP due to the limited availability of necessary investments or financial instruments, the Fund could, among other things, limit or suspend creation units until the Adviser determines that the
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requisite exposure to XRP is obtainable. During the period that creation units are suspended, the Fund could trade at a significant premium or discount to its NAV and could experience substantial redemptions.
Swap Agreements
Most swaps entered into by the Fund provide for the calculation and settlement of the obligations of the parties to the agreement on a “net basis” with a single payment. Consequently, the Fund’s current obligations (or rights) under a swap will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”). Other swaps may require initial premium (discount) payments as well as periodic payments (receipts) related to the interest leg of the swap or to the return on the reference entity. The Fund’s current obligations under the types of swaps that the Fund expects to enter into (e.g., total return swaps) will be accrued daily (offset against any amounts owed to the Fund by the counterparty to the swap) and any accrued but unpaid net amounts owed to a swap counterparty will be collateralized by the Fund posting collateral to a tri-party account between the Fund’s custodian, the Fund, and the counterparty. However, typically no payments will be made until the settlement date.
Swap agreements do not involve the delivery of securities or other underlying assets. Accordingly, if a swap is entered into on a net basis and if the counterparty to a swap agreement defaults, the Fund’s risk of loss consists of the net amount of payments that the Fund is contractually entitled to receive, if any.
OTC Options
The Fund may engage in options and OTC options transactions. Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size, and strike price, the terms of OTC options (options not traded on exchanges) generally are established through negotiation with the other party to the option contract.
Swaptions
The Fund may engage in swaption transaction during periods of extreme volatility to preserve capital. A swaption is an OTC option that gives the purchaser of the option the right, but not the obligation, in return for payment of a premium to the seller, to enter into a previously negotiated swap, or to extend, terminate or otherwise modify the terms of an existing swap. The writer (seller) of a swaption receives premium payments from the purchaser and, in exchange, becomes obligated to enter into or modify an underlying swap upon the exercise of the option by the purchaser. When the Fund purchases a swaption, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised, plus any related transaction costs.
Reverse Repurchase Agreements
The Fund may invest in reverse repurchase agreements, which are a form of borrowing in which the Fund sells portfolio securities to financial institutions and agrees to repurchase them at a mutually agreed-upon date and price that is higher than the original sale price, and uses the proceeds for investment purchases.
When the Fund seeks to reduce its total assets exposure to the Reference Assets held by its Subsidiary, it may use short-term Treasury bills it owns (or purchase additional Treasury bills as needed) to transact in reverse repurchase agreement transactions, which are ostensibly loans to the Fund. Those loans will increase the gross assets of the Fund, which the Adviser expects will allow the Fund to meet the Asset Diversification Test. When the Fund enters into a reverse repurchase agreement, it will either (i) be consistent with Section 18 of the 1940 Act and maintain asset coverage of at least 300% of the value of the reverse repurchase agreement; or (ii) treat the reverse repurchase agreement transactions as derivative transactions for purposes of Rule 18f-4 under the 1940 Act (“Rule 18f-4”), including as applicable, the value-at-risk based limit on leverage risk.
A Cautionary Note to Investors Regarding Dramatic XRP Movements
The Fund seeks daily exposure to XRP equal to 200% of its net assets. As a consequence, the Fund could lose an amount greater than its net assets in the event of a decline in the value of XRP in excess of 50% of the value of XRP. The risk of total loss exists. If the price of XRP has a dramatic adverse movement that causes a material decline in the Fund’s net assets, the terms of the Fund’s swap agreements may permit the counterparty to immediately close out the swap transaction. In that event, the Fund may be unable to enter into another swap agreement or invest in other derivatives to achieve exposure consistent with the Fund’s investment objective. This may prevent the Fund from achieving its leveraged investment objective, even if the price of XRP later reverses completely or partially.
Understanding the Risks and Long-Term Performance of Daily Objective Funds – the Impact of Compounding
The Fund is designed to provide leveraged (2x) results on a daily basis. The Fund, however, is unlikely to provide a simple multiple (i.e., 2x) of the price performance of XRP over periods longer than a single day.
•Why? The hypothetical example below illustrates how daily leveraged fund returns can behave for periods longer than a single day.
Take a hypothetical fund XYZ that seeks to achieve twice the daily price performance of XYZ digital asset (“XYZ DA”). On each day, fund XYZ performs in line with its objective (2x the daily price performance of XYZ DA before fees and expenses). Notice that
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over the entire five-day period, the fund’s total return is considerably less than two times that of the period performance of the price of XYZ DA. For the five-day period, the price of XYZ DA gained 5.1% while fund XYZ gained 9.9% (versus 2 x 5.1% or 10.2%). In other scenarios, the return of a daily rebalanced fund could be greater than three times the return of the asset.

	Price of XYZ DA		Fund XYZ
	Level	Daily Performance	Daily Performance	Net Asset Value
Start	100.0			$100.00
Day 1	103.0	3.0%	6.0%	$106.00
Day 2	99.9	-3.0%	-6.0%	$99.62
Day 3	103.9	4.0%	8.0%	$107.60
Day 4	101.3	-2.5%	-5.0%	$102.21
Day 5	105.1	3.8%	7.5%	$109.88
Total Return		5.1%	9.9%
•Why does this happen? This effect is caused by compounding, which exists in all investments, but has a more significant impact on a daily leveraged fund. The return of a daily leveraged fund for a period longer than a single day is the result of its return for each day compounded over the period and usually will differ in amount, and possibly even direction, from the daily leveraged fund’s stated multiple times the change in the price of the daily leveraged fund’s respective underlying asset for the same period. In general, during periods of higher volatility in the asset’s price, compounding will cause longer term results to be less than the multiple of the change in the asset’s price. This effect becomes more pronounced as volatility increases. Conversely, in periods of lower volatility in the asset’s price, fund returns over longer periods can be higher than the multiple of the change in the asset’s price. Actual results for a particular period, before fees and expenses, are also dependent on the following factors: a) the volatility of the asset’s price; b) the change in the asset’s price; c) period of time; d) financing rates associated with derivatives; and e) other fund expenses. The examples herein illustrate the impact of two principal factors —price volatility and price change — on fund performance.
•What it means to you. Daily leveraged funds, if used properly and in conjunction with the investor’s view on the future direction and volatility of the markets, can be useful tools for knowledgeable investors who want to manage their exposure to various markets and market segments. Investors should understand the consequences of seeking daily investment results, before fees and expenses, that correspond to the performance of a daily benchmark such as the multiple (i.e., 2x) of the daily performance of a reference price for a single day, not for any other period, including the impact of compounding on fund performance. Investors should monitor and/or periodically rebalance their portfolios (which will possibly trigger transaction costs and tax consequences), as frequently as daily. Investors considering the Fund should understand that it is designed to provide a positive multiple of a price change for a single day, not for any other period.
Additionally, investors should recognize that the degree of volatility of XRP’s price can have a dramatic effect on the Fund’s longer-term performance. The more volatile XRP’s price is, the more the Fund’s longer-term performance will negatively deviate from a simple multiple (i.e., 2x) of XRP’s longer-term performance. The return of the Fund for a period longer than a single day is the result of its return for each day compounded over the period and usually will differ in amount, and possibly even direction, from the Fund’s stated multiple times the price change of XRP for the same period. For periods longer than a single day, the Fund will lose money if XRP’s price performance is flat over time, and it is possible that the Fund will lose money over time regardless of the price change of XRP, as a result of daily rebalancing, XRP price’s volatility, compounding, and other factors. An investor in the Fund could potentially lose the full principal value of his/her investment within a single day.
Additional Information about XRP
XRP and XRP Ledger
XRP is a digital asset that is created and transmitted through the operations of the XRP Ledger, a distributed ledger upon which XRP transactions are processed and settled. XRP can be used to pay for goods and services or it can be converted to fiat currencies, such as the U.S. dollar. The XRP Ledger is based on a shared public ledger, the XRP Ledger, similar to the Bitcoin network. However, the XRP Ledger differentiates itself from other digital asset networks in that its stated primary function is transactional utility, not store of value. The XRP Ledger is designed to be a global real-time payment and settlement system. As a result, the XRP Ledger and XRP aim to improve the speed at which parties on the network may transfer value while also reducing the fees and delays associated with the traditional methods of interbank payments.
No single entity controls the XRP Ledger. Instead, a network of independent nodes validates transactions pursuant to the Ripple Protocol Consensus Algorithm. It is this mechanism, as opposed to the proof-of-work mechanism utilized by the Bitcoin blockchain, that allows the XRP Ledger to be fast, energy-efficient and scalable, and therefore suitable for its most prominent use case, the facilitation of cross-border financial transactions. Unlike proof-of-work systems, which require massive computational power to secure the network, the Ripple Protocol Consensus Algorithm utilized by the XRP Ledger is extremely lightweight in terms of energy
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usage, as it relies on trusted validators rather than mining. The XRP Ledger can handle up to 1,500 transactions per second, far more than the Bitcoin or Ethereum blockchain. This makes the XRP Ledger suitable for high-volume use cases, such as cross-border payments. Lastly, because validators do not need to spend resources on mining, transaction fees are extremely low (typically a fraction of a cent per transaction).
Transactions are validated on the XRP Ledger by a network of independent validator nodes. These nodes do not mine new blocks but participate in a consensus process to ensure that transactions are valid and correctly ordered on the XRP Ledger. Any node can be a validator, but for practical purposes, the XRP Ledger depends on a list of trusted validators known as the Unique Node List or “UNL.” Validators are entities (which can be individuals, institutions, or other organizations) that run nodes to participate in the consensus process. These validators ensure the integrity and accuracy of the ledger. Each node in the network maintains a Unique Node List — a list of other validators that the node trusts to reliably validate transactions. The XRP Ledger’s architecture means that different nodes may maintain different UNLs, but there needs to be some overlap in the UNLs for the consensus mechanism to work effectively. Similar to the Bitcoin network, anyone can join and start using the XRP Ledger; however, unlike the Bitcoin network, which operates on a fully permissionless blockchain, the XRP Ledger is maintained by a network of trusted nodes that accept or reject transactions on the XRP Ledger.
Each XRP Ledger address, or wallet, is associated with a unique “public key” and “private key” pair. To receive XRP, the XRP recipient must provide its public key to the party initiating the transfer. This activity is analogous to a recipient for a transaction in U.S. dollars providing a routing address in wire instructions to the payor so that cash may be wired to the recipient’s account. The payor approves the transfer to the address provided by the recipient by “signing” a transaction that consists of the recipient’s public key with the private key of the address from where the payor is transferring the XRP. The recipient, however, does not make public or provide to the sender its related private key.
The XRP Ledger (“XRPL”) has historically maintained high availability but has experienced a few notable disruptions. On February 4, 2025, the XRPL experienced an unexpected halt in block production for approximately 64 minutes, during which no new ledgers were validated, temporarily pausing all transactions. The root cause remains under investigation, but preliminary analysis suggests a validation issue that prevented consensus from being reached. On November 25, 2024, the XRPL faced a 10-minute disruption when several nodes crashed and restarted simultaneously, briefly halting transaction processing. The issue was traced to a caching-layer bug introduced in a prior software update, which was later addressed by the RippleX team through a recommended upgrade to the latest Rippled version. Despite these incidents, the XRPL has generally been reliable, with no asset losses occurring, and built-in safety protocols ensured eventual network recovery.
XRP Markets and Exchanges
XRP can be transferred in direct peer-to-peer transactions through the direct sending of XRP over the XRP Ledger from one XRP address to another. While XRP was originally intended to be used primarily as a means to conduct cross-border payments, XRP can also be used to pay other users of the XRP Ledger for goods and services under what resembles a barter system. Consumers can also pay merchants and other commercial businesses for goods or services through direct peer-to-peer transactions on the XRP Ledger or through third-party service providers.
In addition to using XRP to engage in cross-border transactions or payment for goods and services, investors may purchase and sell XRP to speculate as to the price of XRP in the XRP market, or as a long-term investment to diversify their portfolio. The price of XRP within the market is determined, in part, by the supply of and demand for XRP in the global XRP market, market expectations for the adoption of XRP as a store of value or as a viable cross-border payments facilitator, the number of merchants that accept XRP as a form of payment, the regulatory challenges faced by Ripple Labs and XRP, and the volume of peer-to-peer transactions, among other factors.
Limits on XRP Supply
Unlike other digital assets such as bitcoin or ether, XRP is not mined gradually over time. Instead, all 100 billion XRP tokens were created at the time of the XRP Ledger’s launch in 2012. This means that every XRP token that exists today was generated from the outset, without the need for a mining process. Of the 100 billion XRP generated by the XRP Ledger’s code, the founders of Ripple Labs retained 20 billion XRP and the rest, nearly 80 billion XRP, was provided to Ripple Labs.
In 2017, to address concerns about the large portion of XRP held by Ripple Labs, the company introduced an escrow mechanism to lock up a significant portion of its XRP holdings. Under this mechanism, Ripple Labs placed 55 billion XRP (55% of the total supply) into a series of time-locked escrow accounts. The escrow releases 1 billion XRP per month over 55 months. This process adds a level of predictability and transparency about how much XRP can enter the market each month. If Ripple Labs does not use all of the 1 billion XRP released in a given month, the remaining amount is placed back into escrow for future release. The purpose of this escrow system is to reassure the market that Ripple Labs will not release too much XRP at once, which could potentially disrupt XRP’s price or market dynamics.
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Additional Information about the Spot XRP ETPs
It is currently expected that the Fund will initially derive a significant amount of its exposure to the price performance of XRP from its direct investment in one or more Spot XRP ETPs and swap agreements or options that reference a Spot XRP ETP. The Spot XRP ETPs in which the Fund may invest (or which may be used as a reference asset) are exchange-traded products that are designed to provide exposure to the performance of XRP and are fully secured by holdings of XRP. The Spot XRP ETPs in which the Fund may invest include ETPs listed on a European exchange, or U.S. ETPs, which are exchange-traded funds registered under the Securities Act of 1933, as amended and listed on a U.S. national securities exchange, but not registered under the 1940 Act. Each non-U.S. Spot XRP ETPs issues bonds that are collateralized by the respective amount of units of XRP. The Issuer shall at any given time procure in relation to issued bonds that it holds such amount of the underlying XRP equal to or exceeding the aggregate claims of the bondholders, expressed as a number of units of XRP. The value and performance of the Bonds materially depends on the value and performance of issuer’s holdings of XRP. Based on the non-U.S. Spot XRP ETPs’ payment and delivery obligations to bondholders, the bonds are expected (subject to the deduction of any fees and costs) to track the performance of XRP nearly 1:1.
An investor cannot purchase the bonds issued by non-U.S. Spot XRP ETPs directly from the issuer in the primary market. Initially, in the primary market, the bonds may only be subscribed for or purchased by authorized participants. Once the bonds issued by non-U.S. Spot XRP ETPs have been subscribed for or purchased in the primary market, investors may purchase the bonds in the secondary market from any person on an anonymous basis (i) via the relevant stock exchange (in case of bonds admitted to trading on a stock exchange) or (ii) over the counter.
As of the date of this Prospectus, there are no U.S. Spot XRP ETPs available for the Fund to invest in or use as a reference asset. Additional information about each of the Spot XRP ETPs in which the Fund may invest (or use as a reference asset) is detailed below:

Name and Ticker	Domicile	Listing Exchange(s)	XRP Holdings (as of March 31, 2026)
21Shares XRP ETP (AXRP)	Switzerland	SIX Swiss Exchange Boerse Duesseldorf Boerse Stuttgart BX Swiss Deutsche Boerse Xetra Euronext Amsterdam Euronext Paris Gettex	$324.48 million
Bitwise Physical XRP ETP (GXRP)	Germany	Deutsche Boerse Xetra	$129.44 million
Virtune XRP ETP (VIRXRP)	Sweden	Nasdaq Stockholm Nasdaq Helsinki	$828.19 million
WisdomTree Physical XRP ETP (XRPW)	Jersey	SIX Swiss Exchange Euronext Paris Euronext Amsterdam Deutsche Boerse Xetra	$64.50 million
CoinShares Physical XRP ETP (XRPL)	Jersey	Deutsche Boerse Xetra	$245.07 million
The value of shares of a Spot XRP ETP may not directly correspond to the price of XRP, and is highly volatile. The price of a Spot XRP ETP may go down even if the price of the underlying asset, XRP, remains unchanged. Additionally, shares that trade at a premium mean that an investor who purchases $1 of a portfolio will actually own less than $1 in assets.
Each Spot XRP ETP is a passive investment vehicle that does not seek to generate returns beyond tracking the price of XRP. This means the sponsor does not speculatively sell XRP at times when its price is high or speculatively acquire XRP at low prices in the expectation of future price increases. The Spot XRP ETPs will not utilize hedging, leverage, derivatives or any similar arrangements in seeking to meet its investment objective. Each Spot XRP ETP’s custodian will keep custody of the Spot XRP ETP’s XRP, and will keep all of the private keys associated with such Spot XRP ETP’s XRP held by the custodian in “cold storage.” “Cold storage” is a safeguarding method by which the private keys corresponding to the particular Spot XRP ETP’s XRP are generated and stored in an offline manner using computers or devices that are not connected to the internet, which is intended to make them more resistant to hacking.
Principal Investment Risks
XRP and XRP-related investments are relatively new investments. They are subject to unique and substantial risks and historically have been subject to significant price volatility. The value of an investment in the Fund could decline significantly and without warning, including to $0. You should be prepared for the possibility of losing your entire investment. You may
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lose the entire principal amount of your investment in a single day. The performance of XRP-related investments, and therefore the performance of the Fund, may differ significantly from the performance of XRP.
An investment in the Fund does not represent a complete investment program. An investment in the Fund is not a bank deposit and it is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency, the Adviser or any of its affiliates.
An investment in the Fund entails risks. The Fund could lose money, or its performance could trail that of other investment alternatives. The following provides additional information about the Fund’s principal risks. It is important that investors closely review and understand these risks before making an investment in the Fund. Each risk summarized below is considered a “principal risk” of investing in the Fund, regardless of the order in which it appears.
•XRP Risk. Crypto assets, such as XRP, operate without central authority or banks and are not backed by any government. Crypto assets are often referred to as a “virtual asset” or “digital asset,” and operate as a decentralized, peer-to-peer financial trading platform and value storage that is used like money. A crypto asset is also not a legal tender. Investments linked to XRP can be highly volatile compared to investments in traditional securities and the Fund may experience sudden and large losses. The markets for XRP and XRP-related investments may become illiquid. These markets may fluctuate widely based on a variety of factors including changes in overall market movements, political and economic events, wars, acts of terrorism, natural disasters (including disease, epidemics and pandemics) and changes in interest rates or inflation rates. An investor should be prepared to lose the full principal value of their investment suddenly and without warning. A number of factors affect the price and market for XRP.
◦New Technology. XRP is a relatively new technological innovation with a limited operating history. XRP has a relatively limited history of existence and operations. There is a limited established performance record for the price of XRP and, in turn, a limited basis for evaluating an investment in XRP.
◦Supply and Demand of XRP. Unlike other digital assets such as bitcoin or ether, XRP is not and was not mined gradually over time. Instead, all 100 billion XRP tokens were created at the time of the XRP Ledger’s launch in 2012. This means that every XRP token that exists today, or will ever exist, was generated from the outset of the XRP Ledger. As a result, there is no ability for the supply of XRP to be adjusted in response to economic conditions. For instance, there is no ability for the supply of XRP to be increased to meet rising demand, which could lead to price volatility. In addition, unlike blockchains that utilize “proof-of-work” or “proof-of-stake” where miners or stakers are rewarded with newly minted coins or tokens, XRP validators are not incentivized by block rewards since there is no new issuance of XRP.
Additionally, the fixed supply of XRP, combined with the burning of XRP (permanently destroyed) as transaction fees, could create deflationary pressure over time. A small amount of XRP is burned with every transaction to prevent spam on the network. While the amount of XRP burned per transaction is minuscule, over time, the total supply of XRP will slowly decrease. This could lead to a deflationary environment where the decreasing supply drives up the price of XRP, making it less practical as a medium of exchange. Additionally, as the total supply of XRP slowly shrinks due to burning, liquidity could become an issue in the distant future, potentially making it harder for businesses and users to access sufficient XRP for their transactions.
The fixed supply of XRP could also contribute to price volatility, especially if demand fluctuates significantly. Since the supply of XRP is fixed, any significant surge in demand can result in large price spikes. For example, during periods of high market activity or speculation, the price of XRP could rapidly increase due to the inability to expand supply to match demand. This volatility could make XRP less predictable for businesses that rely on it for payments. Digital assets with a flexible supply, such as stablecoins, can adjust to maintain a stable value. XRP, however, could experience price swings that make it less attractive for everyday transactions or long-term financial planning.
The fixed supply of XRP may also not scale well with rapidly expanding use cases. To the extent more businesses, financial institutions, and payment providers adopt XRP for cross-border transactions and other use cases, there is a risk that the fixed supply may not meet such growing demand, leading to supply shortages and further price volatility. In the case of massive adoption, the scarcity of XRP could raise its value too much, making it less appealing for day-to-day transactions or use as a liquidity bridge in cross-border payments, as businesses might prefer a more stable and widely available currency.
Ripple Labs holds a large portion of the XRP supply, which has led to concerns about centralization. Despite escrow mechanisms that gradually release XRP into the market, Ripple Labs still retains control over a significant portion of XRP, which can impact market dynamics if large amounts are sold. The concentration of XRP in the hands of Ripple Labs and early stakeholders could affect the market’s confidence in XRP as a decentralized asset.
◦Adoption and Use of XRP. The continued adoption of XRP will require growth in its usage as a means of exchange and payment. Even if growth in XRP adoption continues in the near or medium-term, there is no assurance that XRP usage will continue to grow over the long-term. A contraction in the use of XRP may result in a lack of liquidity, increased volatility in and a reduction to the price of XRP.
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◦The Regulatory Environment Relating to XRP. Federal, state or foreign governments may restrict the use and exchange of a crypto asset, such as XRP, and regulation in the U.S. is still developing. Depending on its characteristics, a digital asset, including XRP, may be considered a “security” under U.S. federal and/or state securities laws. The test for determining whether a particular digital asset is a “security” is complex and difficult to apply, and the outcome is difficult to predict. Any enforcement action by the SEC or a state securities regulator asserting that XRP is a security, or a court decision to that effect, would be expected to have an immediate material adverse impact on the trading price of XRP, as well as the Shares. This is because the business models behind most digital assets are incompatible with regulations applying to transactions in securities. If a digital asset is determined to be a security, it is likely to become difficult or impossible for the digital asset to be traded, cleared or custodied in the United States through the same channels used by non-security digital assets, which in addition to materially and adversely affecting the trading value of the digital asset is likely to significantly impact its liquidity and market participants’ ability to convert the digital asset into U.S. dollars. Any assertion that a digital asset is a security by the SEC or another regulatory authority may have similar effects.
In December 2020, the SEC filed a complaint against Ripple Labs (the “Ripple Complaint”) and two of its executives (the “Ripple Defendants”), in the United States District Court for the Southern District of New York (the “S.D.N.Y.”) alleging that the Ripple Defendants had conducted unregistered securities offerings by selling XRP in contravention of Section 5 of the Securities Act. Under Section 5 of the Securities Act, it is unlawful for any person, directly or indirectly to offer to sell, offer to buy or purchase or sell a “security” unless a registration statement is in effect or has been filed with the SEC as to the offer and sale of such security to the public. The Ripple Defendants did not dispute that they had offered to sell and sold XRP through interstate commerce and that they had not filed a registration statement with the SEC for any offer or sale of XRP. Accordingly, the question before the S.D.N.Y. was whether the Ripple Defendants offered to sell or sold XRP as a security.
In the years prior to the filing of the Ripple Complaint, XRP’s market capitalization at times reached over $140 billion. However, in the weeks following the Ripple Complaint, XRP’s market capitalization fell to less than $10 billion, which was less than half of its market capitalization in the days prior to the complaint.
On July 13, 2023, the S.D.N.Y. issued several key rulings in the case. Most notably, the court did not find that XRP was inherently a security. The court distinguished between the XRP token itself and the manner in which it was sold. This finding was contrary to the SEC’s argument, which was that XRP, by its nature, was a security under the definition provided by the Securities Act, notwithstanding the manner in which it was sold. The court found that the direct sale of XRP by the Ripple Defendants to certain sophisticated individuals and entities pursuant to written contracts did constitute the unregistered offer and sale of securities in violation of Section 5 of the Securities Act. However, the court also found that the programmatic sale of XRP by the Ripple Defendants over digital asset trading platforms in the secondary market did not constitute an unregistered sale of securities. Similarly, the court found that the XRP that Ripple Defendants granted to Ripple Labs employees as compensation or to third-party companies to incentivize the development of new applications for XRP and the XRP Ledger also did not constitute an unregistered sale of securities.
The S.D.N.Y. entered a final judgment in the case on August 7, 2024. On October 2, 2024, the SEC filed an appeal to the United States Court of Appeals for the Second Circuit, and on October 10, 2024, Ripple filed a cross-appeal. Any further SEC or state enforcement action asserting that XRP is a security, or a court ruling to that effect, would likely have an immediate and severe negative impact on XRP’s trading price and the value of the Fund’s shares. The resolution of the current ambiguity concerning the regulatory status of crypto assets could result in negative regulatory and tax consequences for the Fund and its shareholders, including the Fund’s failure to qualify as a RIC, the consequences of which are discussed under “Tax Risk”, and the elimination of the shareholder protections afforded by the 1940 Act.
◦Largely Unregulated Marketplace. Digital asset markets, including spot markets for XRP, are growing rapidly. The spot markets through which XRP and other digital assets trade are new and, in some cases, may be subject to but not comply with their relevant jurisdiction’s regulations. These markets are local, national and international and include a broadening range of digital assets and participants. Significant trading may occur on systems and platforms with minimum predictability. Spot markets may impose daily, weekly, monthly or customer-specific transaction or withdrawal limits or suspend withdrawals entirely, rendering the exchange of XRP for fiat currency difficult or impossible. Participation in spot markets requires users to take on credit risk by transferring XRP from a personal account to a third party’s account.
Digital asset exchanges do not appear to be subject to, or may not comply with, regulation in a similar manner as other regulated trading platforms, such as national securities exchanges or designated contract markets. Many digital asset exchanges are unlicensed, unregulated, operate without extensive supervision by governmental authorities, and do not provide the public with significant information regarding their ownership structure, management team, corporate practices, cybersecurity, and regulatory compliance. In particular, those located outside the United States may be subject to significantly less stringent regulatory and compliance requirements in their local jurisdictions.
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As a result, trading activity on or reported by these digital asset exchanges is generally significantly less regulated than trading in regulated U.S. securities and commodities markets, and may reflect behavior that would be prohibited in regulated U.S. trading venues. Furthermore, many spot markets lack certain safeguards put in place by more traditional exchanges to enhance the stability of trading on the exchange and prevent flash crashes, such as limit-down circuit breakers. As a result, the prices of digital assets such as XRP on digital asset exchanges may be subject to larger and/or more frequent sudden declines than assets traded on more traditional exchanges. Tools to detect and deter fraudulent or manipulative trading activities (such as market manipulation, front-running of trades, and wash-trading) may not be available to or employed by digital asset exchanges or may not exist at all. As a result, the marketplace may lose confidence in, or may experience problems relating to, these venues.
No XRP exchange is immune from these risks. While the Fund does not buy or sell XRP on XRP spot markets, the closure or temporary shutdown of XRP exchanges due to fraud, business failure, hackers or malware, or government-mandated regulation may reduce confidence in the XRP network and can slow down the mass adoption of XRP. Further, spot market failures or that of any other major component of the overall XRP ecosystem can have an adverse effect on XRP markets and the price of XRP and could therefore have a negative impact on the performance of the Fund. Furthermore, the closure or temporary shutdown of an XRP spot market may impact the Fund’s ability to determine the value of its XRP holdings or for the Fund’s Authorized Participants to effectively arbitrage the Shares.
◦Cybersecurity. As a digital asset, XRP is subject to the risk that malicious actors will exploit flaws in its code or structure that will allow them to, among other things, steal XRP held by others, control the blockchain, or steal personally identifying information. The occurrence of any of these events is likely to have a significant adverse impact on the price and liquidity of XRP and any XRP-related investments and therefore the value of an investment in the Fund. Additionally, the XRP Ledger’s functionality relies on the Internet. A significant disruption of Internet connectivity affecting large numbers of users or geographic areas could impede the functionality of the XRP Ledger. Any technical disruptions or regulatory limitations that affect Internet access may have an adverse effect on the XRP Ledger, the price of XRP and the value of an investment in the Fund. Finally, crypto asset platforms may stop operating or permanently shut down due to fraud, technical glitches, hackers or malware.
◦Forks. XRP, along with many other digital assets, are open source projects. The infrastructure and ecosystem that powers the XRP network are developed by different parties, including affiliated and non-affiliated engineers, developers, validators, platform developers, evangelists, marketers, exchange operators and other companies based around a service regarding XRP, each of whom may have different motivations, drivers, philosophies and incentives.
As a result, any individual can propose refinements or improvements to the XRP network’s source code through one or more software upgrades that could alter the protocols governing the XRP network and the properties of XRP. When a modification is proposed and a substantial majority of users and validators consent to the modification, the change is implemented and the XRP network remains uninterrupted. However, a “hard fork” occurs if less than a substantial majority of users and validators consent to the proposed modification, and the modification is not compatible with the software prior to its modification. In other words, two incompatible networks would then exist: (1) one network running the pre-modified software and (2) another network running the modified software. The effect of such a fork would be the existence of two versions of XRP running in parallel, and the creation of a new digital asset which lacks interchangeability with its predecessor. This is in contrast to a “soft fork,” or a proposed modification to the software governing the network that results in a post-update network that is compatible with the network as it existed prior to the update, because it restricts the network operations that can be performed after the update.
Forks may have a detrimental effect on the value of XRP. Forks can also introduce new security risks.
•XRP Exposure Risk. The Fund expects to have significant exposure to XRP. As a result, the Fund’s performance may be disproportionately and significantly impacted by the poor performance of XRP or events materially affecting the XRP ecosystem. The Fund’s significant exposure to XRP makes it more susceptible to any single occurrence affecting XRP or XRP-related investments, and may subject the Fund to greater market risk than more diversified funds.
The remaining principal risks below are presented in alphabetical order to facilitate finding particular risks and comparing them with those of other funds.
•Active Management Risk. The Fund is actively managed and may not meet its investment objective based on the Adviser’s success or failure to implement strategies for the Fund. The Fund invests in complex instruments (each described below), including swap agreements and futures contracts. Such instruments may create enhanced risks for the Fund and the Adviser’s ability to control the Fund’s level of risk will depend on the Adviser’s skill in managing such instruments. In addition, the Adviser’s evaluations and assumptions regarding investments, interest rates, inflation, and other factors may not successfully achieve the Fund’s investment objective given actual market conditions.
•Cash Transaction Risk. The Fund expects to effect all of its creations and redemptions for cash, rather than in-kind securities. The Fund may be required to sell or unwind portfolio investments to obtain the cash needed to distribute redemption proceeds.
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This may cause the Fund to recognize a capital gain that it might not have recognized if it had made a redemption in kind. As a result, the Fund may pay out higher annual capital gain distributions than if the in-kind redemption process was used. The use of cash creations and redemptions may also cause the Fund’s Shares to trade in the market at wider bid-ask spreads or greater premiums or discounts to the Fund’s NAV. As a practical matter, only institutions and large investors, such as market makers or other large broker dealers, create or redeem shares directly through the Fund. Most investors will buy and sell shares of the Fund on an exchange through a broker-dealer. Furthermore, the Fund may not be able to execute cash transactions for creation and redemption purposes at the same price used to determine the Fund’s NAV. To the extent that the maximum additional charge for creation or redemption transactions is insufficient to cover the execution shortfall, the Fund’s performance could be negatively impacted.
•Clearing Broker Risk. The failure or bankruptcy of the Fund’s and the Subsidiary’s clearing broker could result in a substantial loss of Fund assets. Under current CFTC regulations, a clearing broker maintains customers’ assets in a bulk segregated account. If a clearing broker fails to do so, or is unable to satisfy a substantial deficit in a customer account, its other customers may be subject to risk of loss of their funds in the event of that clearing broker’s bankruptcy. In that event, the clearing broker’s customers, such as the Fund and the Subsidiary, are entitled to recover, even in respect of property specifically traceable to them, only a proportional share of all property available for distribution to all of that clearing broker’s customers.
•Collateral Securities Risk. Collateral may include obligations issued or guaranteed by the U.S. government and its agencies and instrumentalities, including bills, notes and bonds issued by the U.S. Treasury, as well as money market funds and corporate debt securities. U.S. government securities include securities that are issued or guaranteed by the U.S. Treasury, by various agencies of the U.S. government, or by various instrumentalities which have been established or sponsored by the U.S. government. U.S. Treasury securities are backed by the “full faith and credit” of the United States. Securities issued or guaranteed by federal agencies and U.S. government-sponsored instrumentalities may or may not be backed by the full faith and credit of the United States. In the case of those U.S. government securities not backed by the full faith and credit of the United States, the investor must look principally to the agency or instrumentality issuing or guaranteeing the security for ultimate repayment, and may not be able to assert a claim against the United States itself in the event that the agency or instrumentality does not meet its commitment. The U.S. government and its agencies and instrumentalities do not guarantee the market value of their securities, and consequently, the value of such securities may fluctuate. The Fund’s investments in U.S. government securities will change in value in response to interest rate changes and other factors, such as the perception of an issuer’s creditworthiness.
Money market funds are subject to management fees and other expenses, and the Fund’s investments in money market funds will cause it to bear proportionately the costs incurred by the money market funds’ operations while simultaneously paying its own management fees and expenses. An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Money market funds may not have the value of their investments remain at $1.00 per share; it is possible to lose money by investing in a money market fund.
Corporate debt securities such as commercial paper generally are short-term unsecured promissory notes issued by businesses. Corporate debt securities carry both credit risk and interest rate risk. Credit risk is the risk that the issuer of a corporate debt security is unable to pay interest or repay principal when it is due and the holder of the corporate debt security could lose money. Interest rate risk is the risk that interest rates rise and fall over time. For example, the value of fixed-income securities generally decrease when interest rates rise, which may cause the Fund’s value to decrease. Also, investments in fixed-income securities with longer maturities fluctuate more in response to interest rate changes. Some corporate debt securities that are rated below investment-grade generally are considered speculative because they present a greater risk of loss, including default, than higher quality debt securities.
•Commodity Pool Regulatory Risk. The Fund’s investment exposure to commodities futures will cause it to be deemed to be a commodity pool, thereby subjecting the Fund to regulation under the CEA and CFTC rules. The Adviser is registered as a CPO, and the Fund will be operated in accordance with applicable CFTC rules, as well as the regulatory scheme applicable to registered investment companies. Registration as a CPO imposes additional compliance obligations on the Adviser and the Fund related to additional laws, regulations, and enforcement policies, which could increase compliance costs and may affect the operations and financial performance of the Fund. However, the Fund’s status as a commodity pool and the Adviser’s registration as a CPO are not expected to materially adversely affect the Fund’s ability to achieve its investment objective. The CFTC has not passed on the adequacy of this Prospectus.
•Counterparty Risk. Counterparty risk is the risk that a counterparty to Fund transactions (e.g., swap transactions) will be unable or unwilling to perform its contractual obligation to the Fund. The Fund generally enters into derivatives transactions, such as futures contracts and swap agreements, with counterparties such that either party can terminate the contract without penalty prior to the termination date. The Fund may be negatively impacted if a counterparty becomes bankrupt or otherwise fails to perform its obligations under such a contract, if any collateral posted by the counterparty for the benefit of the Fund is insufficient, or if there are delays in the Fund’s ability to access such collateral. If the counterparty becomes bankrupt or defaults on its payment obligations to the Fund, the Fund may experience significant delays in obtaining any recovery, may obtain only a limited recovery, or may obtain no recovery, and the value of an investment held by the Fund may decline. The Fund also may not be able to exercise remedies, such as the termination of transactions, netting of obligations, and realization on collateral, if such remedies
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are stayed or eliminated under special resolutions adopted in the United States, the European Union, and various other jurisdictions. European Union rules and regulations intervene when a financial institution is experiencing financial difficulties and could reduce, eliminate, or convert a counterparty’s obligations to the Fund to equity (sometimes referred to as a “bail-in”).
The Fund typically enters into transactions with counterparties that present minimal risks based on the Adviser’s assessment of the counterparty’s creditworthiness, or its capacity to meet its financial obligations during the term of the derivative agreement or contract. The Adviser considers factors such as counterparty credit rating among other factors when determining whether a counterparty is creditworthy. The Adviser regularly monitors the creditworthiness of each counterparty with which the Fund transacts. The Fund generally enters into swap agreements or other financial instruments with major financial intermediaries and seeks to mitigate risks by generally requiring that the counterparties for the Fund post collateral, marked to market daily, in an amount approximately equal to what the counterparty owes the Fund, subject to certain minimum thresholds. To the extent any such collateral is insufficient or there are delays in accessing the collateral, the Fund will be exposed to the risks described above. If a counterparty’s credit rating declines, the Fund may be subject to a bail-in, as described above.
In addition, the Fund may enter into swap agreements with a limited number of counterparties, which may increase the Fund’s exposure to counterparty credit risk. To the extent the Fund’s counterparties are concentrated in the financial services sector, the Fund bears the risk that those counterparties may be adversely affected by legislative or regulatory changes, adverse market conditions, increased competition, and/or wide scale credit losses resulting from financial difficulties or borrowers affecting the sector. There is a risk that no suitable counterparties are willing to enter into, or continue to enter into, transactions with the Fund and, as a result, the Fund may not be able to achieve its investment objective. Additionally, although a counterparty to a centrally cleared swap agreement is often backed by a FCM or a clearing organization that is further backed by a group of financial institutions, there may be instances in which a FCM or a clearing organization would fail to perform its obligations, causing significant losses to the Fund. The markets for certain derivatives, including those located in certain foreign countries, are relatively new and still developing, which may expose the Fund to increased counterparty credit and liquidity risks.
•Cybersecurity Risk. With the increased use of technologies such as the Internet and the dependence on computer systems to perform business and operational functions, funds (such as the Fund) and their service providers may be prone to operational and information security risks resulting from cyber-attacks and/or technological malfunctions. In general, cyber-attacks are deliberate, but unintentional events may have similar effects. Cyber-attacks include, among others, stealing or corrupting data maintained online or digitally, preventing legitimate users from accessing information or services on a website, releasing confidential information without authorization, and causing operational disruption. Cybersecurity incidents may allow an unauthorized party to gain access to Fund assets or proprietary information, or cause the Fund, the Adviser, and/or other service providers (including custodians and financial intermediaries) to suffer data breaches or data corruption. Additionally, cybersecurity failures or breaches of the electronic systems of the Fund, the Adviser, the Fund’s other service providers, market makers, APs, the Fund’s primary listing exchange, or the issuers of securities in which the Fund invests have the ability to disrupt and negatively affect the Fund’s business operations, including the ability to purchase and sell Shares, potentially resulting in financial losses to the Fund and its shareholders. For instance, cyber-attacks or technical malfunctions may interfere with the processing of shareholder or other transactions, affect the Fund’s ability to calculate its NAV, cause the release of private shareholder information or confidential Fund information, impede trading, cause reputational damage, and subject the Fund to regulatory fines, penalties or financial losses, reimbursement or other compensation costs, and additional compliance costs. Cyber-attacks or technical malfunctions may render records of Fund assets and transactions, shareholder ownership of Shares, and other data integral to the functioning of the Fund inaccessible or inaccurate or incomplete. The Fund also may incur substantial costs for cybersecurity risk management to prevent cyber incidents in the future. The Fund and its shareholders could be negatively impacted as a result.
•Daily Correlation/Tracking Risk. There is no guarantee that the Fund will achieve a high degree of correlation to XRP’s price and therefore achieve its daily leveraged investment objective. The Fund seeks to adjust its exposure to the Reference Assets daily to keep leverage consistent with its daily leveraged investment objective and to achieve a high degree of correlation with XRP price’s performance. In addition, the Fund’s exposure to XRP price is impacted by XRP price’s movement. Because of this, it is unlikely that the Fund will be perfectly exposed to XRP price at the end of each day. The possibility of the Fund being materially over- or under-exposed to XRP price increases on days when XRP price is volatile near the close of the trading day. Market disruptions, regulatory restrictions and extreme volatility will also adversely affect the Fund’s ability to adjust exposure to the required levels.
The Fund may have difficulty achieving its daily leveraged investment objective for many reasons, including fees, expenses, transaction costs, financing costs related to the use of derivatives, accounting standards and their application to income items, disruptions, illiquidity or high volatility in the markets for the securities or financial instruments in which the Fund invests, early and unanticipated closings of the markets on which the holdings of the Fund trade resulting in the inability of the Fund to execute intended portfolio transactions, and regulatory and tax considerations, which may cause the Fund to hold (or not to hold) certain instruments. The Fund may take or refrain from taking positions in order to improve tax efficiency, comply with regulatory restrictions, or for other reasons, each of which may negatively affect the Fund’s desired correlation with XRP. The Fund may be subject to large movements of assets into and out the Fund, potentially resulting in the Fund being over- or under-exposed to
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XRP. These factors could decrease the correlation between the performance of the Fund and XRP and may hinder the Fund’s ability to meet its daily leveraged investment objective on or around that day.
•Derivatives Risk. The Fund’s derivative investments have risks, including the imperfect correlation between the value of such instruments and the underlying assets; the loss of principal, including the potential loss of amounts greater than the initial amount invested in the derivative instrument; and illiquidity of the derivative investments. The derivatives used by the Fund may give rise to a form of leverage. Leverage magnifies the potential for gain and may result in greater losses, which in some cases may cause the Fund to liquidate other portfolio investments at inopportune times (e.g., at a loss to comply with limits on leverage and asset segregation requirements imposed by the 1940 Act or when the Adviser otherwise would have preferred to hold the investment) or to meet redemption requests. Certain of the Fund’s transactions in derivatives could also affect the amount, timing, and character of distributions to shareholders, which may result in the Fund realizing more short-term capital gain and ordinary income subject to tax at ordinary income tax rates than it would if it did not engage in such transactions, which may adversely impact the Fund’s after-tax returns. To the extent the Fund invests in such derivative instruments, the value of the Fund’s portfolio is likely to experience greater volatility over short-term periods.
◦Futures Contracts Risk. The successful use of futures contracts draws upon the Adviser’s skill and experience with respect to such instruments and is subject to special risk considerations. The primary risks associated with the use of futures contracts, which may adversely affect the Fund’s NAV and total return, are: (a) the imperfect correlation between the change in market value of the futures contract and the price of the underlying asset; (b) possible lack of a liquid secondary market for a futures contract and the resulting inability to close a forward or futures contract when desired; (c) losses caused by unanticipated market movements, which are potentially unlimited; (d) the Adviser’s inability to predict correctly the direction of securities prices, interest rates, currency exchange rates and other economic factors; (e) the possibility that the counterparty will default in the performance of its obligations; and (f) if the Fund has insufficient cash, it may have to sell investments from its portfolio to meet daily variation margin requirements, and the Fund may have to sell investments at a time when it may be disadvantageous to do so.
If the Fund’s ability to obtain exposure to commodities futures consistent with its investment objective is disrupted for any reason, including limited liquidity in the commodities futures market, a disruption to the commodities futures, or as a result of margin requirements or position limits imposed by the Fund’s FCMs, the DCM, or the CFTC on the Fund or the Adviser, the Fund would not be able to achieve its investment objective and may experience significant losses. FCMs act as the intermediaries between customers and exchanges facilitating transactions in commodity derivatives. DCMs are the exchanges on which these transactions occur.
Investment in exchange-traded futures contracts may expose the Fund to the risks of a clearing broker (or a FCM). Under current regulations, a clearing broker or FCM maintains customers’ assets in a bulk segregated account. There is a risk that Fund assets deposited with the clearing broker to serve as margin may be used to satisfy the broker’s own obligations or the losses of the broker’s other clients. In the event of default, the Fund could experience lengthy delays in recovering some or all of its assets and may not see any recovery at all. Because futures contracts project price levels in the future, market circumstances may cause a discrepancy between the price of a futures contract and the movement in the underlying asset. In the event of adverse price movements, the Fund may be required to post additional “variation margin” to satisfy the necessary collateral requirements of the FCM. The Subsidiary intends to invest in futures contracts, which requires that the Subsidiary and/or the Fund maintain liquid assets sufficient to satisfy any margin or similar trading account maintenance requirements.
◦Cost of Futures Investment Risk. When a commodities futures contract is nearing expiration, the Fund will generally sell it and use the proceeds to buy a commodities futures contract with a later expiration date. This is commonly referred to as “rolling.” The price of commodities futures contracts further from expiration may be higher (a condition known as “contango”) or lower (a condition known as “backwardation”), which can affect the Fund’s performance. The futures contracts markets have experienced, and are likely to experience again in the future, extended periods in which contango or backwardation have affected various types of futures contracts. These extended periods have caused in the past, and may cause in the future, significant losses. In addition, the costs associated with rolling commodities futures contracts typically are substantially higher than the costs associated with other futures contracts and may have a significant adverse impact on the performance of the Fund. Because of the frequency with which the Fund expects to roll commodities futures contracts, the effects of such contango or backwardation may be greater than would be the case if the Fund experienced lower portfolio turnover.
◦Swap Agreements Risk. Swap agreements are contracts for periods ranging from one day to more than one year and may be negotiated bilaterally and traded OTC between two parties or, for certain standardized swaps, must be exchange-traded through a FCM or swap execution facility and/or cleared through a clearinghouse that serves as a central counterparty. In a standard swap transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The Fund may enter into swap agreements, including, but not limited to total return swaps, index swaps, interest rate swaps, municipal market data rate locks, and credit default swaps. The Fund may utilize swap agreements in an attempt to gain exposure to certain securities without purchasing those securities to speculate on the movement of such securities or to hedge a position. Swap agreements may be subject to fees and expenses,
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and by investing in swaps indirectly through the Fund, a shareholder will bear the expenses of such derivatives in addition to expenses of the Fund. Risks associated with the use of swap agreements are different from those associated with ordinary portfolio securities transactions, largely due to the fact they could be considered illiquid and many swaps currently trade on the OTC market. Swaps are particularly subject to counterparty credit, correlation, valuation, liquidity and leveraging risks and could result in substantial losses to the Fund.
As noted above, certain standardized swaps are subject to mandatory exchange trading and central clearing. While exchange trading and central clearing are intended to reduce counterparty credit risk and increase liquidity, they do not make swap transactions risk-free. Additionally, the CFTC and other applicable regulators have adopted rules imposing certain margin requirements, including minimums, on OTC swaps, which may result in the Fund and its counterparties posting higher margin amounts for OTC swaps, which could increase the cost of swap transactions to the Fund and impose added operational complexity. The Dodd-Frank Act and related regulatory developments require the clearing and exchange-trading of many OTC derivative instruments that the CFTC and the SEC have defined as “swaps.” Mandatory exchange-trading and clearing are occurring on a phased-in basis based on the type of market participant and CFTC approval of contracts for central clearing. The Adviser will continue to monitor developments in this area, particularly to the extent regulatory changes affect the Fund’s ability to enter into swap agreements.
◦Swaps Capacity Risk. If the Fund’s or the Subsidiary’s ability to obtain exposure to swaps consistent with its investment objective is disrupted for any reason including, for example, limited liquidity in the XRP market, a disruption to the XRP market, or as a result of margin requirements or other limitations imposed by the Fund’s swaps dealers or the CFTC or other regulators, the Fund may not be able to achieve its investment objective and may experience significant losses.
In such circumstances, the Adviser intends to take such action as it believes appropriate and in the best interest of the Fund. Any disruption in the Fund’s or the Subsidiary’s ability to obtain exposure to swaps will cause the Fund’s performance to deviate from the performance of XRP. Additionally, the ability of the Fund or the Subsidiary to obtain exposure to swaps is limited by certain tax rules that limit the amount the Fund can invest in the Subsidiary as of the end of each tax quarter. Exceeding this amount may have tax consequences. See “Tax Risk” for more information.
Margin levels for swap contracts based on XRP may be substantially higher than margin requirements for more established swaps and futures contracts. Additionally, margin requirements are subject to change, and may be raised in the future by swaps dealers or regulators. High margin requirements could prevent the Fund, or the Subsidiary, from obtaining sufficient exposure to XRP-based swaps and may adversely affect its ability to achieve its investment objective. Further, swap counterparties utilized by the Fund or the Subsidiary may impose limits on the amount of exposure to swaps contracts the Fund or the Subsidiary can obtain through such counterparty. If the Fund or the Subsidiary cannot obtain sufficient exposure to XRP-based swaps, the Fund may not be able to achieve its investment objective.
◦Options Risk. The buyer of an option acquires the right, but not the obligation, to buy (a call option) or sell (a put option) a certain quantity of a security (the underlying security) or instrument, including a futures contract or swap, at a certain price up to a specified point in time. The seller or writer of an option is obligated to sell (a call option) or buy (a put option) the underlying instrument. When the Fund sells an option, it gains the amount of the premium it receives, but also incurs a liability representing the value of the option it has sold until the option is either exercised and finishes “in the money,” meaning it has value and can be sold, or the option expires worthless, or the expiration of the option is “rolled,” or extended forward. The value of the options in which the Fund invests is based partly on the volatility used by market participants to price such options (i.e., implied volatility). Accordingly, increases in the implied volatility of such options will cause the value of such options to increase (even if the prices of the options’ underlying assets do not change), which will result in a corresponding increase in the liabilities of the Fund under such options and thus decrease the Fund’s NAV.
Options are often used to manage or hedge risk because they enable an investor to buy or sell an asset in the future at an agreed-upon price. Options used by the Fund to reduce volatility may not perform as intended and may not fully protect the Fund against declines in the value of its portfolio investments. Options also are used for other reasons, such as to manage exposure to changes in interest rates and bond prices; as an efficient means of adjusting overall exposure to certain markets; in an effort to enhance income; to protect the value of portfolio securities or other instruments; and to adjust portfolio duration.
Options are subject to correlation risk. The writing and purchasing of options are highly specialized activities as the successful use of options depends on the Adviser’s ability to predict correctly future price fluctuations and the degree of correlation between the markets for options and the underlying instruments. Exchanges can limit the number of positions that can be held or controlled by the Fund or the Adviser, thus limiting the ability to implement the Fund’s strategies. Options also are particularly subject to leverage risk and can be subject to liquidity risk. Because option premiums paid or received by the Fund are small in relation to the market value of the investments underlying the options, the Fund is exposed to the risk that buying and selling put and call options can be more speculative than investing directly in securities.
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Purchasing put options may result in the Fund’s loss of premiums paid in the event that the put options expire unexercised. To the extent that the Fund reduces its put option holdings relative to the number of call options sold by the Fund, the Fund’s ability to mitigate losses in the event of a market decline will be reduced.
◦Over-the-Counter Market Risk. Certain derivatives in which the Fund may invest may be traded (and privately negotiated) in OTC markets. While the OTC markets are the primary trading venue for many derivatives, such markets are largely unregulated. If a privately negotiated OTC contract calls for payments by the Fund, the Fund must be prepared to make such payments when due. In addition, if a counterparty’s creditworthiness declines, the Fund may not receive payments owed under the contract, or such payments may be delayed under such circumstances and the value of agreements with such counterparty can be expected to decline, potentially resulting in losses to the Fund. Securities traded in these markets may trade less frequently and in limited volumes and thus exhibit more volatility and liquidity risk, and the prices paid by the Fund in OTC transactions may include an undisclosed dealer markup. The Fund is also exposed to default by the OTC option writer who may be unwilling or unable to perform its contractual obligations to the Fund.
◦Swaptions Risk. There can be no assurance that a liquid secondary market will exist for any particular swaption, or at any particular time, and the Fund may have difficulty effecting closing transactions in particular swaptions. Therefore, the Fund may have to exercise the options that it purchases in order to realize any profit and take delivery of the underlying swap. The Fund could then incur transaction costs upon the sale or closing out of the underlying swap. In the event that the swaption is exercised, the counterparty for such swaption would be the same counterparty with whom the Fund entered into the underlying swap.
However, if the Fund writes (sells) a swaption, the Fund is bound by the terms of the underlying swap upon exercise of the option by the buyer, which may result in losses to the Fund in excess of the premium it received. Swaptions involve the risks associated with derivative instruments generally, as well as the additional risks associated with both options and swaps generally.
◦Foreign Exchange-Traded Options and Futures. Participation in foreign futures and foreign options transactions involves the execution and clearing of trades on, or subject to the rules of, a foreign board of trade. Neither the National Futures Association nor any domestic exchange regulates activities of any foreign boards of trade, including the execution, delivery, and clearing of transactions, or has the power to compel enforcement of the rules of a foreign board of trade or any applicable foreign law. This is true even if the exchange is formally linked to a domestic market so that a position taken on the market may be liquidated by a transaction on another market. Moreover, such laws or regulations will vary depending on the foreign country in which the foreign futures or foreign options transaction occurs. For these reasons, when the Fund trades foreign futures or foreign options contracts, they may not be afforded certain of the protective measures provided by the CEA, the CFTC’s regulations, and the rules of the National Futures Association and any domestic exchange, including the right to use reparations proceedings before the CFTC and arbitration proceedings provided by the National Futures Association or any domestic futures exchange. In particular, proceeds derived from foreign futures or foreign options transactions may not be provided the same protections as proceeds derived from transactions on U.S. futures exchanges. In addition, the price of any foreign futures or foreign options contract and, therefore, the potential profit and loss thereon, may be affected by any variance in the foreign exchange rate between the time the Fund’s orders are placed and the time they are liquidated, offset, or exercised.
•Early Close/Trading Halt Risk. An exchange or market may close or issue trading halts on specific investments, or the ability to buy or sell certain securities or financial instruments may be restricted, which may result in the Fund being unable to buy or sell certain securities or financial instruments. In such circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments, and/or may incur substantial trading losses.
•Effects of Compounding and Market Volatility Risk. The Fund has daily leveraged investment objectives, and the Fund’s performance for periods greater than a trading day will be the result of each day’s returns compounded over the period, which is very likely to differ from XRP’s performance times the stated multiple in the Fund’s investment objective, before fees and expenses. Compounding affects all investments, but has a more significant impact on leveraged funds and funds that rebalance daily.
Over time, the cumulative percentage increase or decrease in the value of the Fund’s portfolio may diverge significantly from the cumulative percentage increase or decrease in 200% of the return of XRP due to the compounding effect of losses and gains on the returns of the Fund. It also is expected that the Fund’s use of leverage will cause the Fund to underperform the return of 200% of XRP in a trendless or flat market.
The table below provides examples of how XRP volatility could affect the Fund’s performance. The table illustrates the impact of two factors that affect the Fund’s performance: XRP volatility and XRP return. XRP returns show the percentage change in the value of XRP over the specified time period, while XRP volatility is a statistical measure of the magnitude of fluctuations in the returns during that time period. As illustrated below, even if XRP return over two equal time periods is identical, different XRP volatility (i.e., fluctuations in the rates of return) during the two time periods could result in drastically different Fund performance for the two time periods due to the effects of compounding daily returns during the time periods.
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Fund performance for periods greater than one single day can be estimated given any set of assumptions for the following factors: a) price volatility; b) price performance; c) period of time; d) financing rates associated with leveraged exposure; and e) other Fund expenses. The tables below illustrate the impact of two principal factors – price volatility and price performance – on Fund performance. The tables show estimated Fund returns for a number of combinations of price volatility and price performance over a one-year period.
Performance shown in the table assumes that: (i) no dividends were paid with respect to XRP; (ii) there were no Fund expenses; and (iii) borrowing/lending rates (to obtain leveraged exposure for the Fund) of 0%. If Fund expenses and/or actual borrowing/lending rates were reflected, the estimated returns would be worse than those shown.
As shown below, the Fund would be expected to lose 6.1% if XRP provided no return over a one year period during which XRP experienced annualized volatility of 25%. If XRP’s annualized volatility were to rise to 75%, the hypothetical loss for a one year period widens to approximately 43% for the Fund. At higher ranges of volatility, there is a chance of a significant loss of value even if the price of XRP is flat. For instance, if XRP price’s annualized volatility is 100%, it is likely that the Fund would lose 63.2% of its value, even if XRP price’s cumulative return for the year was only 0%. The volatility of instruments that reflect the value of XRP, such as swaps, may differ from the volatility of XRP.

One Year Price Performance	Two Times (2x) One Year Price Performance	Volatility Rate
Return	Return	10%	25%	50%	75%	100%
-60%	-120%	-84.2%	-85.0%	-87.5%	-90.9%	-94.1%
-50%	-100%	-75.2%	-76.5%	-80.5%	-85.8%	-90.8%
-40%	-80%	-64.4%	-66.2%	-72.0%	-79.5%	-86.8%
-30%	-60%	-51.5%	-54.0%	-61.8%	-72.1%	-82.0%
-20%	-40%	-36.6%	-39.9%	-50.2%	-63.5%	-76.5%
-10%	-20%	-19.8%	-23.9%	-36.9%	-53.8%	-70.2%
0%	0%	-1.0%	-6.1%	-22.1%	-43.0%	-63.2%
10%	20%	19.8%	13.7%	-5.8%	-31.1%	-55.5%
20%	40%	42.6%	35.3%	12.1%	-18.0%	-47.0%
30%	60%	67.3%	58.8%	31.6%	-3.7%	-37.8%
40%	80%	94.0%	84.1%	52.6%	11.7%	-27.9%
50%	100%	122.8%	111.4%	75.2%	28.2%	-17.2%
60%	120%	153.5%	140.5%	99.4%	45.9%	-5.8%
Holding an unmanaged position opens the investor to the risk of market volatility adversely affecting the performance of the investment. The Fund is not appropriate for investors who do not intend to actively monitor and manage their portfolios. The table is intended to underscore the fact that the Fund is designed as a short-term trading vehicle for investors who intend to actively monitor and manage their portfolios.
•ETF Risks. The Fund is an ETF and, as a result of its structure, is exposed to the following risks:
◦Authorized Participants, Market Makers, and Liquidity Providers Concentration Risk. The Fund has a limited number of financial institutions that may act as APs. In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. Shares may trade at a material discount to NAV and possibly face delisting if either: (i) APs exit the business or otherwise become unable to process creation and/or redemption orders and no other APs step forward to perform these services, or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.
◦Costs of Buying or Selling Shares Risk. Investors buying or selling Shares in the secondary market will pay brokerage commissions or other charges imposed by brokers, as determined by that broker. Brokerage commissions are often a fixed amount and may be a significant proportional cost for investors seeking to buy or sell relatively small amounts of Shares. In addition, secondary market investors also will incur the cost of the difference between the price at which an investor is willing to buy Shares (the “bid” price) and the price at which an investor is willing to sell Shares (the “ask” price). This difference in bid and ask prices is often referred to as the “spread” or “bid/ask spread.” The bid/ask spread varies over time for Shares based on trading volume and market liquidity, and is generally lower if Shares have more trading volume and market liquidity and higher if Shares have little trading volume and market liquidity. Further, a relatively small investor base in the Fund, asset swings in the Fund and/or increased market volatility may cause increased bid/ask spreads. Due to the costs of buying or selling Shares, including brokerage commissions imposed by
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brokers and bid/ask spreads, frequent trading of Shares may significantly reduce investment results and an investment in Shares may not be advisable for investors who anticipate regularly making small investments.
◦Shares May Trade at Prices Other Than NAV Risk. As with all ETFs, Shares may be bought and sold in the secondary market at market prices. Although it is expected that the market price of Shares will approximate the Fund’s NAV, there may be times when the market price of Shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount) due to supply and demand of Shares or during periods of market volatility. This risk is heightened in times of market volatility, periods of steep market declines and periods when there is limited trading activity for Shares in the secondary market, in which case such premiums or discounts may be significant. The market price of Shares during the trading day, like the price of any exchange-traded security, includes a “bid/ask” spread charged by the exchange specialist, market makers or other participants that trade Shares. In times of severe market disruption, the bid/ask spread can increase significantly. At those times, Shares are most likely to be traded at a discount to NAV, and the discount is likely to be greatest when the price of Shares is falling fastest, which may be the time that you most want to sell your Shares. The Adviser believes that, under normal market conditions, large market price discounts or premiums to NAV will not be sustained because of arbitrage opportunities. Because securities held by the Fund may trade on foreign exchanges that are closed when the Fund’s primary listing exchange is open, the Fund is likely to experience premiums or discounts greater than those of ETFs that invest in and hold only securities and other investments that are listed and trade in the U.S.
◦Trading Risk. Although Shares are listed for trading on the Exchange and may be listed or traded on U.S. and non-U.S. stock exchanges other than the Exchange, there can be no assurance that an active trading market for such Shares will develop or be maintained. Trading in Shares may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable. In addition, trading in Shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to Exchange “circuit breaker” rules, which temporarily halt trading on the Exchange when a decline in the S&P 500® Index during a single day reaches certain thresholds (e.g., 7%, 13%, and 20%). Additional rules applicable to the Exchange may halt trading in Shares when extraordinary volatility causes sudden, significant swings in the market price of Shares. There can be no assurance that Shares will trade with any volume, or at all, on any stock exchange. In stressed market conditions, the liquidity of Shares may begin to mirror the liquidity of the Fund’s underlying portfolio holdings, which can be significantly less liquid than the Shares.
•High Portfolio Turnover Risk. The Fund, including through the Subsidiary, may frequently buy and sell investments. Higher portfolio turnover may result in the Fund paying higher levels of transaction costs and generating greater tax liabilities for shareholders. Portfolio turnover risk may cause the Fund’s performance to be less than you expect.
•Intra-Day Investment Risk. The Fund seeks daily leveraged investment results, which should not be equated with seeking an investment objective for shorter than a day. Thus, an investor who purchases Fund shares after close of the markets on one trading day and before the close of the markets on the next trading day will likely have more, or less, than two times (2x) the leveraged investment exposure to XRP, depending upon the movement of XRP from the end of one trading day until the time of purchase. If XRP moves in a direction favorable to the Fund, the investor will receive less than two times (2x) the exposure to XRP. Conversely, if XRP moves in a direction adverse to the Fund, the investor will receive exposure to XRP greater than two times (2x). Thus, an investor that purchases shares intra-day may experience performance that is greater than, or less than, the Fund’s stated multiple of XRP.
If there is a significant intra-day market event and/or the price of XRP experiences a significant change that is adverse to the Fund, the Fund may not meet its investment objective or rebalance its portfolio appropriately. Additionally, the Fund may close to purchases and sales of Shares prior to the close of regular trading on the Exchange and incur significant losses.
•Leverage Risk. The Fund seeks to achieve and maintain the exposure to the price of XRP by using leverage. Therefore, the Fund is subject to leverage risk. When the Fund purchases or sells an instrument or enters into a transaction without investing an amount equal to the full economic exposure of the instrument or transaction, it creates leverage, which can result in the Fund losing more than it originally invested. As a result, these investments may magnify losses to the Fund, and even a small market movement may result in significant losses to the Fund. Leverage may also cause the Fund to be more volatile because it may exaggerate the effect of any increase or decrease in the value of the Fund’s portfolio securities. Swaps and futures trading involves a degree of leverage and as a result, a relatively small price movement in the Reference Asset may result in immediate and substantial losses to the Fund.
•Limited Operating History Risk. The Fund is a recently organized investment company with a limited operating history. As a result, prospective investors have a limited track record or history on which to base their investment decision.
•Liquidity Risk. Liquidity risk exists when particular investments are difficult to purchase or sell. To the extent the Fund invests in illiquid investments or investments that become less liquid, such investments may have a negative effect on the returns of the Fund because the Fund may be unable to sell the illiquid investments at an advantageous time or price. To the extent that the Fund’s principal investment strategies involve investing in securities with substantial market and/or credit risk, the Fund will tend to have the greatest exposure to liquidity risk. Liquid investments may become illiquid after purchase by the Fund, particularly
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during periods of market turmoil. Illiquid investments may be harder to value, especially in changing markets, and if the Fund is forced to sell these investments to meet redemption requests or for other cash needs, the Fund may suffer a loss. There can be no assurance that an investment that is deemed to be liquid when purchased will continue to be liquid for as long as it is held by the Fund.
•Loss Limitation Risk. While the Fund may implement protective measures intended to limit losses or prevent the Fund’s NAV from going to or below zero during periods of extreme volatility, such measures are limited in scope and effectiveness. The Fund’s leveraged positions can magnify losses in adverse markets, and an unscheduled rebalancing may cause the Fund to realize losses already incurred and/or restrict the Fund’s ability to benefit from subsequent market reversals. As a result, when loss limiting measures are taken, the Fund may not fully participate in favorable market movements and will not achieve its stated investment objective.
•Market Risk. Market risks, including political, regulatory, market, and economic or other developments, and developments that impact specific economic sectors, industries or segments of the market, can affect the value of the Fund’s Shares. The Fund is subject to the risk that the prices of, and the income generated by, securities held by the Fund may decline significantly and/or rapidly in response to adverse conditions or other developments, affecting (or that are perceived to affect) individual companies or issuers, particular industries, or the market generally. Such developments may include real or perceived changes in prevailing interest rates, changes in inflation rates or expectations about inflation rates, deflation, adverse investor confidence or sentiment, general outlook for corporate earnings, changing economic, political (including geopolitical), social or financial market conditions, bank failures, actual or threatened imposition of tariffs (which may be imposed by U.S. and foreign governments) and trade disruptions, recession, changes in currency and inflation rates, increased instability or general uncertainty, environmental or natural disasters, extreme weather or geological events, governmental actions, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics), debt crises, terrorism, actual or threatened wars or other armed conflicts (such as the armed conflicts across the Middle East and ongoing Russia-Ukraine war in Europe, and the risk of expansion or collateral economic and other effects thereof) or ratings downgrades, technological developments (including those related to artificial intelligence) or failures (for example, widespread system outages or disruptions or faulty updates to software applications) and other similar events, each of which may be temporary or last for extended periods. For example, the threat or actual imposition of tariffs, trade restrictions, currency restrictions or similar actions (or retaliatory measures taken in response to such actions) could adversely affect the Fund’s investments, including by leading to price volatility, overall declines in the U.S. and global investment markets, reduced liquidity and investment losses. These events have caused, and may in the future cause, significant disruptions to business operations, strained healthcare systems, disruptions to supply chains, large expansion of government deficits and debt as a result of government actions to mitigate the effects of such events, and widespread uncertainty regarding the long-term effects of such events. Such events may cause the value of securities owned by the Fund to go up or down, sometimes rapidly or unpredictably. There also is a risk that policy and legislative changes by the U.S. Government and/or Federal Reserve, or certain foreign governments and central banks, could cause increased volatility in financial markets and higher levels of Fund redemptions, which could have a negative impact on the Fund. These events may lead to periods of volatility and increased redemptions, which could cause the Fund to experience a loss when selling securities to meet redemption requests by shareholders. The risk of loss increases if the redemption requests are unusually large or frequent. Markets also tend to move in cycles, with periods of rising and falling prices. If there is a general decline in the securities and other markets, your investment in the Fund may lose value, regardless of the individual results of the securities and other instruments in which the Fund invests.
These or similar events could be prolonged and could adversely affect the value and liquidity of the Fund’s investments, impair the Fund’s ability to satisfy redemption requests, and negatively impact the Fund’s performance. Furthermore, economies and financial markets throughout the world are becoming increasingly interconnected. As a result, whether or not the Fund invests in securities of issuers located in or with significant exposure to countries experiencing economic and financial difficulties, the value and liquidity of the Fund’s investments may be negatively affected.
•Non-Correlation Risk. The performance of the Fund will not, and is not intended to, correlate exactly to the performance of XRP and will vary somewhat due to factors such as fees and expenses of the Fund, transaction costs, regulatory restrictions, and active management of the Fund’s portfolio.
•Non-Diversification Risk. The Fund is considered to be non-diversified, which means that it may invest a greater percentage of its assets in the securities of a single issuer or a lesser number of issuers than if it was a diversified fund. As a result, the Fund may be more exposed to the risks associated with and developments affecting an individual issuer or a lesser number of issuers than a fund that invests more widely. This may increase the Fund’s volatility and cause the performance of a relatively small number of issuers to have a greater impact on the Fund’s performance.
•Reverse Repurchase Agreements Risk. A reverse repurchase agreement is the sale by the Fund of a debt obligation to a party for a specified price, with the simultaneous agreement by the Fund to repurchase that debt obligation from that party on a future date at an agreed upon price. Similar to borrowing, reverse repurchase agreements provide the Fund with cash for investment purposes, which creates leverage and subjects the Fund to the risks of leverage. Reverse repurchase agreements also involve the risk that the other party may fail to return the securities in a timely manner or at all. The Fund could lose money if it is unable to recover the securities and the value of collateral held by the Fund, including the value of the investments made with cash
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collateral, is less than the value of the securities. Reverse repurchase agreements also create Fund expenses and require that the Fund have sufficient cash available to purchase the debt obligations when required. Reverse repurchase agreements also involve the risk that the market value of the debt obligation that is the subject of the reverse repurchase agreement could decline significantly below the price at which the Fund is obligated to repurchase the security. Furthermore, reverse repurchase agreements cost the Fund interest expenses. The Fund may enter into reverse repurchase agreements with a limited number of counterparties, which may further expose the Fund to the risk that a counterparty may be unwilling or unable to sell back the investment contemplated by such arrangement or otherwise to meet its contractual obligations.
•Spot XRP ETP Risks. In addition to the risks associated with XRP noted above, Spot XRP ETPs are subject to additional risks:
◦ETP Risk. The Fund may invest in Spot XRP ETPs or use them as Reference Assets for XRP-related investments. ETP shares trade like ETFs on a securities exchange. The price of a Spot XRP ETP is derived from and based upon the value of spot XRP and cash held by the Spot XRP ETP. However, shares of Spot XRP ETPs trade at market prices, not NAV, which means they may trade at prices above or below the value of their underlying portfolios. There can be no assurance that the returns of Spot XRP ETPs will correspond, or be closely related, to the performance of XRP. The level of risk involved in the purchase or sale of a Spot XRP ETP is similar to the risk involved in the purchase or sale of an exchange-traded fund, except that the pricing mechanism for a Spot XRP ETP is based on a basket of XRP and cash. Thus, the risks of owning a Spot XRP ETP generally reflect the risks of owning the underlying XRP and cash that the Spot XRP ETP holds. Spot XRP ETPs, such as the Bitwise Physical XRP ETP, Virtune XRP ETP, and WisdomTree Physical XRP ETP, have a relatively limited history of operations. Because certain Spot XRP ETPs are relatively new products, their shares may have a lack of liquidity, which could result in the market price of the Spot XRP ETP shares being more volatile than the underlying portfolio of XRP and cash. Disruptions in the markets for XRP could result in losses on investments in Spot XRP ETPs. In addition, an actual trading market may not develop for Spot XRP ETP shares and the listing exchange may halt trading of a Spot XRP ETP’s shares. Spot XRP ETPs are subject to management fees and other fees that may increase their costs versus the costs of owning XRP directly. The Fund will indirectly bear its proportionate share of management fees and other expenses that are charged by the Spot XRP ETP in addition to the management fees and other expenses paid by the Fund. The Fund will pay brokerage commissions in connection with the purchase and sale of shares of Spot XRP ETPs.
If the process of creation and redemption of baskets for the Spot XRP ETPs encounters any unanticipated difficulties, the possibility for arbitrage transactions by APs intended to keep the price of the shares closely linked to the price of XRP may not exist and, as a result, the price of the shares may fall or otherwise diverge from NAV. The liquidity of the shares may also be affected by the withdrawal from participation of APs. Security threats to the Spot XRP ETP account at the custodian could result in the halting of the Spot XRP ETP’s operations and a loss of the Spot XRP ETP’s assets or damage to the reputation of the Spot XRP ETP, each of which could result in a reduction in the value of the Fund’s Shares. The price used to calculate the value of a Spot XRP ETP’s XRP may be volatile, adversely affecting the value of the Shares. If a Spot XRP ETP’s custodian agreement is terminated or its custodian fails to provide services as required, the Spot XRP ETP may need to find and appoint a replacement custodian, which could pose a challenge to the safekeeping of the Spot XRP ETP’s XRP, and the Spot XRP ETP’s ability to continue to operate may be adversely affected. Loss of a critical banking relationship for, or the failure of a bank used by, a Spot XRP ETP’s prime execution agent could adversely impact the Spot XRP ETP’s ability to create or redeem baskets, or could cause losses to the Spot XRP ETPs. A Spot XRP ETP may suspend the issuance of shares at any time which will impact the price of shares of a Spot XRP ETP, resulting in a significant difference (premium/discount) between the Spot XRP ETP’s market price and its net asset value. Additionally, the Fund may be unable to transact in the shares of the Spot XRP ETP at an acceptable price and therefore the Fund may be unable to achieve its investment objective.
◦Exposure Concentration Risk. It is currently expected that the Fund will derive a significant amount of its exposure to the price performance of XRP as a result of investing directly in Spot XRP ETPs or swap agreements or options that reference Spot XRP ETPs. As a result, the Fund’s performance will be highly dependent on the performance of the Spot XRP ETPs. If shares of the Spot XRP ETPs were to be delisted or lose their entire value, Fund Shares would also be expected to suffer a loss of value. The Fund’s strategy makes the Fund extremely susceptible to issuer-specific events relating to the Spot XRP ETPs that may not necessarily affect the XRP market more broadly. This inherently makes an investment in the Fund riskier than an investment in a fund that provides more diversified exposure. Neither the Fund nor the Adviser have conducted due diligence upon the Spot XRP ETPs and make no representations or warranties whatsoever regarding the Spot XRP ETPs’ ability to acquire, dispose of or maintain proper custody of XRP. In the event that there is an issue regarding the Spot XRP ETPs’ ability to acquire, dispose of or maintain proper custody of XRP, the Fund’s returns will be negatively impacted.
◦Foreign Securities Risk. The Spot XRP ETPs that are used as Reference Assets for the Fund’s XRP-related investments, or in which the Fund may invest directly, may be domiciled in foreign countries and listed on foreign exchanges. ETPs domiciled in Europe may be less liquid than U.S. ETPs and their trading activity may be fractured as a result of listing on multiple exchanges. A European ETP may also trade in multiple currencies. Changes in currency exchange rates affect the value of investments denominated in a foreign currency, and therefore the value of such investments in the Fund’s portfolio. The Fund’s NAV could decline if a currency to which the Fund has exposure depreciates against the U.S. dollar or if there are
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delays or limits on repatriation of such currency. Currency exchange rates can be very volatile and can change quickly and unpredictably. As a result, the value of an investment in the Fund may change quickly and without warning.
Investments in non-U.S. securities involve certain risks that may not be present with investments in U.S. securities. These include risks of adverse changes in foreign economic, political, regulatory and other conditions, or changes in currency exchange rates or exchange control regulations (including limitations on currency movements and exchanges). The securities of some foreign companies may be less liquid and, at times, more volatile than securities of comparable U.S. companies. There may be less information publicly available about a non-U.S. issuer than a U.S. issuer. Non-U.S. issuers may be subject to different accounting, auditing, financial reporting and investor protection standards than U.S. issuers. Investments in non-U.S. securities may be subject to withholding or other taxes and may be subject to additional trading, settlement, custodial, and operational risks. With respect to certain countries, there is the possibility of government intervention and expropriation or nationalization of assets. Because legal systems differ, there also is the possibility that it will be difficult to obtain or enforce legal judgments in certain countries. Since foreign exchanges may be open on days when the Fund does not price its shares, the value of the securities in the Fund’s portfolio may change on days when shareholders will not be able to purchase or sell the Fund’s shares. Conversely, Shares may trade on days when foreign exchanges are closed. Each of these factors can make investments in the Fund more volatile and potentially less liquid than other types of investments.
•Subsidiary Investment Risk. By investing in the Subsidiary, the Fund is indirectly exposed to the risks associated with the Subsidiary’s investments. The derivatives and other investments held by the Subsidiary are generally similar to those that are permitted to be held by the Fund and are subject to the same risks that apply to similar investments if held directly by the Fund. The Subsidiary is not registered under the 1940 Act, and, unless otherwise noted in this Prospectus, is not subject to all the investor protections of the 1940 Act. Changes in the laws of the United States and/or the Cayman Islands could result in the inability of the Fund and/or the Subsidiary to continue to operate as it does currently and could adversely affect the Fund. For example, the Cayman Islands does not currently impose any income, corporate or capital gains tax or withholding tax on the Subsidiary. If Cayman Islands law changes such that the Subsidiary must pay Cayman Islands taxes, the Fund shareholders would likely suffer decreased investment returns.
•Tax Risk. As a RIC, the Fund must derive at least 90% of its gross income each taxable year from certain qualifying sources of income under the Code. The income of the Fund from direct XRP-related investments is not expected to generate qualifying income for purposes of the “Qualifying Income Requirement” (as described more fully in the section titled “Federal Income Taxes” in the SAI). Failure to satisfy the Qualifying Income Requirement would generally cause the Fund to fail to qualify as a RIC and be subject to federal income tax at the Fund level. To the extent the Fund invests directly in XRP-related investments, the Fund will seek to restrict its income from such instruments that do not generate qualifying income to a maximum of 10% of its gross income (when combined with its other investments that produce non-qualifying income) to comply with the Qualifying Income Requirement necessary for the Fund to qualify as a RIC under Subchapter M of the Code. However, the Fund may generate more non-qualifying income than anticipated, may not be able to generate qualifying income in a particular taxable year at levels sufficient to meet the Qualifying Income Requirement, or may not be able to accurately predict the non-qualifying income from these investments.
The Fund may gain most of its exposure to XRP through its investment in its Subsidiary, which invests directly in XRP-related investments, including swaps, futures contracts and reverse repurchase agreements. In order for the Fund to qualify as a RIC under Subchapter M of the Code, the Fund must, among other requirements, derive at least 90% of its gross income for each taxable year from sources generating “qualifying income” for purposes of the “qualifying income test,” which is described in more detail in the section titled “Federal Income Taxes” in the SAI. The Fund’s investment in its Subsidiary is expected to provide the Fund with exposure to XRP-related investments within the limitations of the federal tax requirements of Subchapter M of the Code for qualification as a RIC. The “Subpart F” income (defined in Section 951 of the Code to include passive income) of the Fund attributable to its investment in its Subsidiary is “qualifying income” to the Fund to the extent that such income is derived with respect to the Fund’s business of investing in stock, securities or currencies. The Fund expects its “Subpart F” income attributable to its investment in its Subsidiary to be derived with respect to the Fund’s business of investing in stock, securities or currencies and accordingly expects its “Subpart F” income attributable to its investment in its Subsidiary to be treated as “qualifying income.” The Fund generally will be required to include in its own taxable income and the “Subpart F” income of its Subsidiary for a tax year, regardless of whether the Fund receives a distribution of its Subsidiary’s income in that tax year, and this income would nevertheless be subject to the distribution requirement for qualification as a regulated investment company and would be taken into account for purposes of the 4% excise tax. The Adviser will carefully monitor the Fund’s investments in its Subsidiary to ensure that no more than 25% of the Fund’s assets are invested in its Subsidiary to comply with the Asset Diversification Test as described in more detail in the SAI.
The extent to which the Fund invests in XRP-related investments will be limited by the Qualifying Income Requirement and the Asset Diversification Test (as described in the SAI), which the Fund must continue to satisfy to maintain its status as a RIC. The Fund intends to enter into reverse purchase agreements to facilitate compliance with the Asset Diversification Test. There are no assurances that the IRS will agree with the Fund’s application of the Asset Diversification Test to its holdings. The Fund’s failure to comply with the requirements for qualification as a RIC could have significant negative tax consequences to Fund shareholders.
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In such event, in order to re-qualify for taxation as a RIC, the Fund may be required to recognize unrealized gains, pay substantial taxes and interest and make certain distributions. If the Fund does not qualify as a RIC for any taxable year and certain relief provisions are not available, the Fund’s taxable income would be subject to tax at the Fund level and to a further tax at the shareholder level when such income is distributed. This would cause investors to incur higher tax liabilities than they otherwise would have incurred and would have a negative impact on Fund returns. In such event, the Board may determine to reorganize or close the Fund or materially change the Fund’s investment objective and strategies. In the event that the Fund fails to qualify as a RIC, the Fund will promptly notify shareholders of the implications of that failure. The tax treatment of certain XRP-related investments may be affected by future regulatory or legislative changes that could affect the character, timing, and/or amount of the Fund’s taxable income or gains and distributions.
•Valuation Risk. The Fund or the Subsidiary may hold securities or other assets that may be valued on the basis of factors other than readily available market quotations. This may occur because the asset or security does not trade on a centralized exchange, or in times of market turmoil or reduced liquidity. There are multiple methods that can be used to value a portfolio holding when market quotations are not readily available. The value established for any portfolio holding at a point in time might differ from what would be produced using a different methodology or if it had been priced using market quotations. Portfolio holdings that are valued using techniques other than market quotations, including “fair valued” assets or securities, may be subject to greater fluctuation in their valuations from one day to the next than if market quotations were used.
In addition, there is no assurance that the Fund or the Subsidiary could sell or close out a portfolio position for the value established for it at any time, and it is possible that the Fund or the Subsidiary would incur a loss because a portfolio position is sold or closed out at a discount to the valuation established by the Fund or the Subsidiary at that time. The Adviser’s ability to value investments may be impacted by technological issues or errors by pricing services or other third-party service providers.
•Volatility Risk. The value of certain of the Fund’s investments, including XRP-related investments, is subject to market risk. Market risk is the risk that the value of the investments to which the Fund is exposed will fall, which could occur due to general market or economic conditions or other factors.
•Whipsaw Markets Risk. The Fund may be subject to the forces of “whipsaw” markets (as opposed to choppy or stable markets), in which significant price movements develop but then repeatedly reverse. “Whipsaw” describes a situation where a security’s price is moving in one direction but then quickly pivots to move in the opposite direction. There are two types of whipsaw patterns. The first involves an upward movement in a price, which is then followed by a drastic downward move causing the price to fall relative to its original position. The second type occurs when a share price drops in value for a short time and then suddenly surges upward to a positive gain relative to the original position. Such market conditions could cause substantial losses to the Fund.
•XRP-Related Company Risk. If the Fund is unable to obtain its desired exposure to XRP Swaps, the Fund may obtain exposure by investing in or shorting securities of “XRP-related companies.” There can be no assurance that the returns of XRP-related companies will correspond, or be closely-related, to the performance of XRP. XRP-related companies face rapid changes in technology, intense competition including the development and acceptance of competing platforms or technologies, loss or impairment of intellectual property rights, cyclical economic patterns, shifting consumer preferences, evolving industry standards, adverse effects of changes to a network’s or software’s protocols, a rapidly changing regulatory environment, and dependency on certain key personnel (including highly skilled financial services professionals and software engineers). XRP-related companies may be susceptible to operational and information security risks including those associated with hardware or software failures, interruptions, or delays in service by third party vendors, and security breaches. Certain XRP-related companies may be subject to the risks associated with investing directly in XRP.
PORTFOLIO HOLDINGS INFORMATION
Information about the Fund’s daily portfolio holdings is available at www.teucrium.com. A complete description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio holdings is available in the Fund’s Statement of Additional Information (the “SAI”).
MANAGEMENT
Investment Adviser
Teucrium Investment Advisors, LLC, located at Three Main Street, Suite 215, Burlington, Vermont 05401, serves as the investment adviser for the Fund. The Adviser, subject to the general supervision and oversight of the Board, provides an investment management program for the Fund and manages the day-to-day investment of the Fund’s assets. The Adviser also arranges for transfer agency, custody, fund administration, distribution and all other services necessary for the Fund to operate. The Adviser is an SEC-registered investment adviser wholly owned by Teucrium Trading, LLC.
The Adviser continuously reviews, supervises, and administers the Fund’s investment program. The Board supervises the Adviser and establishes policies that the Adviser must follow in its day-to-day management activities. For the services it provides to the Fund, the
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Adviser is entitled to a unified management fee, which is calculated daily and paid monthly, at an annual rate of 1.89% based on the Fund’s average daily net assets.
Pursuant to an investment advisory agreement between the Trust, on behalf of the Fund, and the Adviser (the “Advisory Agreement”), the Adviser has agreed to pay all expenses of the Fund except the fee payable to the Adviser under the Advisory Agreement, interest charges on any borrowings, dividends and other expenses on securities sold short, taxes, brokerage commissions and other expenses incurred in placing orders for the purchase and sale of securities and other investment instruments, acquired fund fees and expenses, accrued deferred tax liability, extraordinary expenses, and distribution fees and expenses paid by the Trust under any distribution plan adopted pursuant to Rule 12b-1 under the 1940 Act.
A discussion of the basis for the Board’s approval of the Advisory Agreement is available in the Fund’s Form N-CSR filing with the SEC for the fiscal period ended December 31, 2025.
Management of the Subsidiary
The Adviser also serves as the investment adviser and has overall responsibility for the general management and administration of the Subsidiary, pursuant to an investment advisory agreement between the Adviser and the Subsidiary. Under the agreement, the Adviser provides the Subsidiary with the same type of management, under essentially the same terms, as it provides the Fund, including that the Adviser has agreed to pay all expenses of the Subsidiary except for the management fee paid to the Adviser pursuant to its investment management agreement with the Subsidiary, interest charges on any borrowings, taxes, brokerage commissions and other expenses incurred in placing orders for the purchase and sale of securities and other investment instruments, acquired fund fees and expenses, accrued deferred tax liability, and extraordinary expenses. The Adviser, however, has agreed to waive the management fee of 1.89% to be paid by the Subsidiary. This waiver will continue in effect for so long as the Fund invests in the Subsidiary, and at least through April 30, 2027. The waiver may be terminated by the Adviser at the conclusion of any one-year term or by the Subsidiary’s Board of Directors at any time, or when the Adviser ceases to serve as such. The Subsidiary has also entered into separate contracts for the provision of custody, transfer agency, and accounting services with the same service providers that provide those services to the Fund.
Portfolio Managers
The individuals identified below are jointly and primarily responsible for the day-to-day management of the Fund’s portfolio.
Springer Harris joined Teucrium Trading, LLC, the parent company of the Adviser, in April 2011. He has primary responsibilities for the Trade Operations for the Teucrium Funds. Prior to joining the firm, Mr. Harris was an Account Executive with Emergent Social Media Team at Weber Shandwick, a global public relations firm. He graduated cum laude with a B.A. in Business Management.
Joran Haugens joined Teucrium Trading, LLC in December of 2022. He has responsibilities for trade operations and execution for the Teucrium Funds. Prior to joining the firm, he worked as an account executive at ED&F Man Capital with a focus on agricultural commodities providing support, information, research, account management and execution for a wide range of customers. Mr. Haugens has more than 20 years of experience in execution and is Series 3 certified.
Chris Small joined Teucrium Trading, LLC in April of 2025. He is responsible for the execution and implementation of Teucrium’s growing suite of ETF’s and contributes to the development of new products in Teucrium’s multi-asset white-label platform. Prior to joining the firm, he worked as the Director of Trading at Boston-based asset manager Windham Capital from March 2015 until December 2024. Mr. Small graduated from Middlebury College in Vermont and studied economics, premedical coursework, and political science.
The SAI provides additional information about the Portfolio Managers’ compensation structure, other accounts managed by the Portfolio Managers and the Portfolio Managers’ ownership of Shares.
Other Service Providers
PINE Distributors LLC, (the “Distributor”), located at 501 South Cherry Street, Suite 610, Denver, Colorado 80246, serves as distributor and principal underwriter to the Fund. The Distributor will not distribute Shares in less than whole Creation Units, and it does not maintain a secondary market in the Shares. The Distributor is a broker-dealer registered under the Securities Exchange Act of 1934 and a member of the Financial Industry Regulatory Authority, Inc. (“FINRA”). The Distributor has no role in determining the policies of the Fund or the securities that are purchased or sold by the Fund and is not affiliated with the Adviser or any of its affiliates.
U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services, located at 615 East Michigan Street, Milwaukee, Wisconsin 53202, serves as the administrator, transfer agent and index receipt agent (as applicable) for the Fund.
U.S. Bank National Association, located at 1555 North Rivercenter Drive, Suite 302, Milwaukee, Wisconsin 53212, serves as the custodian for the Fund.
Morgan, Lewis & Bockius LLP, located at 1111 Pennsylvania Avenue, N.W., Washington, D.C. 20004, serves as legal counsel to the Trust.
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Cohen & Company, Ltd., located at 1835 Market Street, Suite 310, Philadelphia, Pennsylvania 19103, serves as the Fund’s independent registered public accounting firm. The independent registered public accounting firm is responsible for auditing the annual financial statements of the Fund.
HOW TO BUY AND SELL SHARES
The Fund issues and redeems Shares only in Creation Units at the NAV per share next determined after receipt of an order from an AP. Only APs may acquire Shares directly from the Fund, and only APs may tender their Shares for redemption directly to the Fund, at NAV. APs must be a member or participant of a clearing agency registered with the SEC and must execute a Participant Agreement that has been agreed to by the Distributor, and that has been accepted by the Fund’s transfer agent, with respect to purchases and redemptions of Creation Units. Once created, Shares trade in the secondary market in quantities less than a Creation Unit.
Most investors buy and sell Shares in secondary market transactions through brokers. Individual Shares are listed for trading on the secondary market on the Exchange and can be bought and sold throughout the trading day like other publicly traded securities.
When buying or selling Shares through a broker, you will incur customary brokerage commissions and charges, and you may pay some or all of the spread between the bid and the offer price in the secondary market on each leg of a round trip (purchase and sale) transaction. In addition, because secondary market transactions occur at market prices, you may pay more than NAV when you buy Shares and receive less than NAV when you sell those Shares.
Book Entry
Shares are held in book-entry form, which means that no stock certificates are issued. The Depository Trust Company (the “DTC”) or its nominee is the record owner of all outstanding Shares.
Investors owning Shares are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for all Shares. DTC’s participants include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of Shares, you are not entitled to receive physical delivery of stock certificates or to have Shares registered in your name, and you are not considered a registered owner of Shares. Therefore, to exercise any right as an owner of Shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other securities that you hold in book entry or “street name” through your brokerage account.
Frequent Purchases and Redemptions of Shares
The Fund imposes no restrictions on the frequency of purchases and redemptions of Shares. In determining not to approve a written, established policy, the Board evaluated the risks of market timing activities by Fund shareholders. Purchases and redemptions by APs, who are the only parties that may purchase or redeem Shares directly from the Fund, are an essential part of the ETF process and help keep Share trading prices in line with NAV. As such, the Fund accommodates frequent purchases and redemptions by APs. However, frequent purchases and redemptions for cash may increase tracking error and portfolio transaction costs and lead to the realization of capital gains. The Fund’s fair valuation of their holdings consistent with the 1940 Act and Rule 2a-5 thereunder and their ability to impose transaction fees on purchases and redemptions of Creation Units to cover the custodial and other costs incurred by the Fund in effecting trades help to minimize the potential adverse consequences of frequent purchases and redemptions.
Determination of Net Asset Value
The Fund’s NAV is calculated as of the scheduled close of regular trading on the New York Stock Exchange (the “NYSE”), generally 4:00 p.m. Eastern Time, each day the NYSE is open for business. The NAV for the Fund is calculated by dividing the Fund’s net assets by its Shares outstanding.
In calculating its NAV, the Fund generally values its assets on the basis of market quotations, last sale prices, or estimates of value furnished by a pricing service or brokers who make markets in such instruments. In particular, the Fund generally values equity securities traded on any recognized U.S. or non-U.S. exchange at the last sale price or official closing price on the exchange or system on which they are principally traded. Similarly, the Fund generally values its swap agreement investments based on the reference assets’ (e.g., a Spot XRP ETP) closing price on its primary listing exchange. If such information is not available for an investment held by the Fund or is determined to be unreliable, the investment will be valued by the Adviser at fair value pursuant to procedures established by the Adviser and approved by the Board (as described below).
Fair Value Pricing
The Adviser has been designated by the Board as the valuation designee for the Fund pursuant to Rule 2a-5 under the 1940 Act. In its capacity as valuation designee, the Adviser has adopted procedures and methodologies to fair value Fund investments whose market prices are not “readily available” or are deemed to be unreliable. For example, such circumstances may arise when: (i) an investment has been de-listed or has had its trading halted or suspended; (ii) an investment’s primary pricing source is unable or unwilling to provide a price; (iii) an investment’s primary trading market is closed during regular market hours; or (iv) an investment’s value is materially affected by events occurring after the close of the investment’s primary trading market. Generally, when fair valuing an investment held by the Fund, the Adviser will take into account all reasonably available information that may be relevant to a
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particular valuation including, but not limited to, fundamental analytical data regarding the issuer, information relating to the issuer’s business, recent trades or offers of the investment, general and/or specific market conditions and the specific facts giving rise to the need to fair value the investment. Fair value determinations are made in good faith and in accordance with the fair value methodologies established by the Adviser. Due to the subjective and variable nature of determining the fair value of a security or other investment, there can be no assurance that the Adviser’s determined fair value will match or closely correlate to any market quotation that subsequently becomes available or the price quoted or published by other sources. In addition, the Fund may not be able to obtain the fair value assigned to an investment if the Fund were to sell such investment at or near the time its fair value is determined.
Investments by Registered Investment Companies
Section 12(d)(1) of the 1940 Act and the rules thereunder limit investments by registered investment companies in the securities of other investment companies. Registered investment companies are permitted to invest in the Fund beyond the limits set forth in section 12(d)(1), subject to certain terms and conditions, including that such investment companies enter into an agreement with the Fund.
Delivery of Shareholder Documents – Householding
Householding is an option available to certain investors of the Fund. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Householding for the Fund is available through certain broker-dealers. If you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, please contact your broker-dealer. If you are currently enrolled in householding and wish to change your householding status, please contact your broker-dealer.
DIVIDENDS, DISTRIBUTIONS, AND TAXES
Dividends and Distributions
The Fund expects to pay out dividends in cash, if any, and distribute any net realized capital gains to its shareholders at least annually. The Fund will declare and pay capital gain distributions in cash, if any. Distributions in cash may be reinvested automatically in additional whole Shares only if the broker through whom you purchased Shares makes such option available. Your broker is responsible for distributing the income and capital gain distributions to you.
Taxes
The following discussion is a summary of certain important U.S. federal income tax considerations generally applicable to investments in the Fund. Your investment in the Fund may have other tax implications. Please consult your tax advisor about the tax consequences of an investment in Shares, including the possible application of foreign, state, and local tax laws. This summary does not apply to Shares held in an IRA or other tax-qualified plans, which are generally not subject to current tax. Transactions relating to Shares held in such accounts may, however, be taxable at some time in the future. This summary is based on current tax laws, which may change.
The Fund intends to qualify each year for treatment as a RIC. If it meets certain minimum distribution requirements, a RIC is not subject to tax at the fund level on income and gains from investments that are timely distributed to shareholders. However, the Fund’s failure to qualify as a RIC or to meet minimum distribution requirements would result (if certain relief provisions were not available) in fund-level taxation and, consequently, a reduction in income available for distribution to shareholders.
Unless your investment in Shares is made through a tax-exempt entity or tax-advantaged account, such as an IRA, you need to be aware of the possible tax consequences when the Fund makes distributions, when you sell your Shares listed on the Exchange, and when you purchase or redeem Creation Units (APs only).
Taxes on Distributions
The Fund intends to distribute, at least annually, substantially all of its net investment income and net capital gains. For federal income tax purposes, distributions of investment income are generally taxable as ordinary income or qualified dividend income. Taxes on distributions of capital gains (if any) are determined by how long the Fund owned the investments that generated them, rather than how long a shareholder has owned his or her Shares. Sales of assets held by the Fund for more than one year generally result in long-term capital gains and losses, and sales of assets held by the Fund for one year or less generally result in short-term capital gains and losses. Distributions of the Fund’s net capital gain (the excess of net long-term capital gains over net short-term capital losses) that are reported by the Fund as capital gain dividends (“Capital Gain Dividends”) will be taxable as long-term capital gains, which for non-corporate shareholders are subject to tax at reduced rates of up to 20% (lower rates apply to individuals in lower tax brackets). Distributions of short-term capital gain will generally be taxable as ordinary income. Dividends and distributions are generally taxable to you whether you receive them in cash or reinvest them in additional Shares.
Distributions reported by the Fund as “qualified dividend income” are generally taxed to non-corporate shareholders at rates applicable to long-term capital gains, provided holding period and other requirements are met. “Qualified dividend income” generally is income derived from dividends paid by U.S. corporations or certain foreign corporations that are either incorporated in a U.S. possession or eligible for tax benefits under certain U.S. income tax treaties. In addition, dividends that the Fund receives in respect of stock of certain foreign corporations may be qualified dividend income if that stock is readily tradable on an established U.S. securities
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market. Corporate shareholders may be entitled to a dividends received deduction for the portion of dividends they receive from the Fund that are attributable to dividends received by the Fund from U.S. corporations, subject to certain limitations. For such dividends to be taxed as qualified dividend income to a non-corporate shareholder, the Fund must satisfy certain holding period requirements with respect to the underlying stock and the non-corporate shareholder must satisfy holding period requirements with respect to his or her ownership of the Fund’s Shares. Holding periods may be suspended for these purposes for stock that is hedged. The Fund’s investment strategy will significantly limit its ability to distribute dividends eligible to be treated as qualified dividend income.
In the case of corporate shareholders, Fund distributions (other than Capital Gain Dividends) generally qualify for the dividends received deduction to the extent such distributions are so reported and do not exceed the gross amount of qualifying dividends received by the Fund for the year. Generally, and subject to certain limitations (including certain holding period limitations), a dividend will be treated as a qualifying dividend if it has been received from a domestic corporation. Certain of the Fund’s investment strategies will significantly limit their ability to make distributions eligible for the dividends received deduction.
A RIC that receives business interest income may pass through its net business interest income for purposes of the tax rules applicable to the interest expense limitations under Section 163(j) of the Code. A RIC’s total “Section 163(j) Interest Dividend” for a tax year is limited to the excess of the RIC’s business interest income over the sum of its business interest expense and its other deductions properly allocable to its business interest income. A RIC may, in its discretion, designate all or a portion of ordinary dividends as Section 163(j) Interest Dividends, which would allow the recipient shareholder to treat the designated portion of such dividends as interest income for purposes of determining such shareholder’s interest expense deduction limitation under Section 163(j) of the Code. This can potentially increase the amount of a shareholder’s interest expense deductible under Section 163(j) of the Code. In general, to be eligible to treat a Section 163(j) Interest Dividend as interest income, you must have held your shares in the Fund for more than 180 days during the 361-day period beginning on the date that is 180 days before the date on which the share becomes ex-dividend with respect to such dividend. Section 163(j) Interest Dividends, if so designated by the Fund, will be reported to your financial intermediary or otherwise in accordance with the requirements specified by the Internal Revenue Service (“IRS”).
Shortly after the close of each calendar year, you will be informed of the amount and character of any distributions received from the Fund.
In general, your distributions are subject to federal income tax for the year in which they are paid. Certain distributions paid in January, however, may be treated as paid on December 31 of the prior year. Distributions are generally taxable even if they are paid from income or gains earned by the Fund before your investment (and thus were included in the Shares’ NAV when you purchased your Shares).
You should note that if you purchase shares just before a distribution, the purchase price would reflect the amount of the upcoming distribution. In this case, you would be taxed on the entire amount of the distribution received, even though, as an economic matter, the distribution simply constitutes a return of your investment. This is known as “buying a dividend” and should generally be avoided by taxable investors.
If you are neither a resident nor a citizen of the United States or if you are a foreign entity, distributions (other than Capital Gain Dividends) paid to you by the Fund will generally be subject to a U.S. withholding tax at the rate of 30%, unless a lower treaty rate applies. Gains from the sale or other disposition of your Shares from non-U.S. shareholders generally are not subject to U.S. taxation, unless you are a nonresident alien individual who is physically present in the U.S. for 183 days or more per year. The Fund may, under certain circumstances, report all or a portion of a dividend as an “interest-related dividend” or a “short-term capital gain dividend,” which would generally be exempt from this 30% U.S. withholding tax, provided certain other requirements are met. Different tax consequences may result if you are a foreign shareholder engaged in a trade or business within the United States or if a tax treaty applies.
Under legislation generally known as “FATCA” (the Foreign Account Tax Compliance Act), the Fund is required to withhold 30% of certain ordinary dividends it pays to shareholders that are foreign entities and that fail to meet prescribed information reporting or certification requirements.
The Fund (or a financial intermediary, such as a broker, through which a shareholder owns Shares) generally is required to withhold and remit to the U.S. Treasury a percentage (currently 24%) of the taxable distributions and sale proceeds paid to any shareholder who fails to properly furnish a correct taxpayer identification number, who has underreported dividend or interest income, or who fails to certify that the shareholder is not subject to such withholding. Backup withholding is not an additional tax and any amounts withheld may be credited against the shareholder’s ultimate U.S. tax liability.
Taxes When Shares are Sold on the Exchange
Provided that a shareholder holds Shares as capital assets, any capital gain or loss realized upon a sale or exchange of Shares generally is treated as a long-term capital gain or loss if Shares have been held for more than one year and as a short-term capital gain or loss if Shares have been held for one year or less. However, any capital loss on a sale of Shares held for six months or less is treated as long-term capital loss to the extent of Capital Gain Dividends paid with respect to such Shares. Any loss realized on a sale will be disallowed to the extent Shares are acquired, including through reinvestment of dividends, within a 61-day period beginning 30 days before and ending 30 days after the disposition of Shares. The ability to deduct capital losses may be limited.
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The cost basis of Shares acquired by purchase will generally be based on the amount paid for the Shares and then may be subsequently adjusted for other applicable transactions as required by the Code. The difference between the selling price and the cost basis of Shares generally determines the amount of the capital gain or loss realized on the sale or exchange of Shares. Contact the broker through whom you purchased your Shares to obtain information with respect to the available cost basis reporting methods and elections for your account.
Taxes on Purchases and Redemptions of Creation Units
An AP having the U.S. dollar as its functional currency for U.S. federal income tax purposes who exchanges securities for Creation Units generally recognizes a gain or a loss. The gain or loss will be equal to the difference between the value of the Creation Units at the time of the exchange and the exchanging AP’s aggregate basis in the securities delivered plus the amount of any cash paid for the Creation Units. An AP who exchanges Creation Units for securities will generally recognize a gain or loss equal to the difference between the exchanging AP’s basis in the Creation Units and the aggregate U.S. dollar market value of the securities received, plus any cash received for such Creation Units. The IRS may assert, however, that a loss that is realized upon an exchange of securities for Creation Units may not be currently deducted under the rules governing “wash sales” (for an AP who does not mark-to-market their holdings) or on the basis that there has been no significant change in economic position. APs exchanging securities should consult their own tax advisor with respect to whether wash sale rules apply and when a loss might be deductible.
The Fund may include a payment of cash in addition to, or in place of, the delivery of a basket of securities upon the redemption of Creation Units. The Fund may sell portfolio securities to obtain the cash needed to distribute redemption proceeds. This may cause the Fund to recognize investment income and/or capital gains or losses that it might not have recognized if it had completely satisfied the redemption in kind. As a result, the Fund may be less tax efficient if it includes such a cash payment in the proceeds paid upon the redemption of Creation Units.
Taxation of the Subsidiaries
There is, at present, no direct taxation in the Cayman Islands and interest, dividends and gains payable to the Subsidiary will be received free of all Cayman Islands taxes. The Subsidiary is registered as an “exempted company” pursuant to the Companies Law (as amended). The Subsidiary expects to obtain an undertaking from the Governor in Cabinet of the Cayman Islands to the effect that, for a period of twenty years from the date of the undertaking, no law that thereafter is enacted in the Cayman Islands imposing any tax or duty to be levied on profits, income or on gains or appreciation, or any tax in the nature of estate duty or inheritance tax, will apply to any property comprised in or any income arising under the Subsidiary, or to the shareholders thereof, in respect of any such property or income.
Investments in Complex Securities
The Fund may gain most of its exposure to XRP-related investments through its investment in its Subsidiary, which invests directly in the XRP-related investments. The Fund’s investment in its Subsidiary is expected to provide the Fund with exposure to the XRP-related investments within the limitations of the federal tax requirements of Subchapter M of the Code for qualification as a RIC. The “Subpart F” income (defined in Section 951 of the Code to include passive income, including from XRP-related investments) of the Fund attributable to its investment in its Subsidiary is “qualifying income” to the Fund to the extent that such income is derived with respect to the Fund’s business of investing in stock, securities or currencies. The Fund expects its “Subpart F” income attributable to its investment in its Subsidiary to be derived with respect to the Fund’s business of investing in stock, securities or currencies and accordingly expects its “Subpart F” income attributable to its investment in its Subsidiary to be treated as “qualifying income.” The Adviser will carefully monitor the Fund’s investments in its Subsidiary to ensure that no more than 25% of the Fund’s assets are invested in its Subsidiary.
Certain of the Fund’s investments, such as investments in XRP-related derivatives, when made directly, may not produce qualifying income to the Fund. To the extent the Fund invests in XRP-related derivatives, the Fund will seek to restrict its income from such instruments that do not generate qualifying income to a maximum of 10% of its gross income (when combined with its other investments that produce non-qualifying income).
If the Fund fails to qualify as a RIC and to avail itself of certain relief provisions, it would be subject to tax at the regular corporate rate without any deduction for distributions to shareholders, and its distributions would generally be taxable as dividends. Please see the SAI for a more detailed discussion, including the availability of certain relief provisions for certain failures by the Fund to qualify as a RIC.
Net Investment Income Tax
U.S. individuals with income exceeding specified thresholds are subject to a 3.8% tax on all or a portion of their “net investment income,” which includes interest, dividends, and certain capital gains (generally including capital gains distributions and capital gains realized on the sale of Shares). This 3.8% tax also applies to all or a portion of the undistributed net investment income of certain shareholders that are estates and trusts.
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Foreign Investments by the Fund
The Fund invests in foreign securities. Interest and other income received by the Fund with respect to foreign securities may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. If as of the close of a taxable year more than 50% of the value of the Fund’s assets consists of certain foreign stock or securities, the Fund will be eligible to elect to “pass through” to investors the amount of foreign income and similar taxes (including withholding taxes) paid by the Fund during that taxable year. This means that investors would be considered to have received as additional income their respective shares of such foreign taxes but may be entitled to either a corresponding tax deduction in calculating taxable income, or, subject to certain limitations, a credit in calculating federal income tax. If the Fund does not so elect, it will be entitled to claim a deduction for certain foreign taxes incurred by the Fund. The Fund (or a financial intermediary, such as a broker, through which a shareholder owns Shares) will notify you if it makes such an election and provide you with the information necessary to reflect foreign taxes paid on your income tax return.
The foregoing discussion summarizes some of the possible consequences under current federal tax law of an investment in the Fund. It is not a substitute for personal tax advice. You also may be subject to state and local tax on Fund distributions and sales of Shares. Consult your personal tax advisor about the potential tax consequences of an investment in Shares under all applicable tax laws. For more information, please see the section entitled “Federal Income Taxes” in the SAI.
DISTRIBUTION PLAN
The Board has adopted a Distribution and Service Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. In accordance with the Plan, the Fund is authorized to pay an amount up to 0.25% of its average daily net assets each year for certain distribution-related activities and shareholder services.
No Rule 12b-1 fees are currently paid by the Fund, and there are no plans to impose these fees. However, in the event Rule 12b-1 fees are charged in the future, because the fees are paid out of Fund assets, over time these fees will increase the cost of your investment and may cost you more than certain other types of sales charges.
PREMIUM/DISCOUNT INFORMATION
Information regarding how often the Fund’s Shares traded on the Exchange at a price above (i.e., at a premium) or below (i.e., at a discount) its NAV is available on the Fund’s website at www.teucrium.com.
ADDITIONAL NOTICES
The Shares are not sponsored, endorsed, or promoted by the Exchange. The Exchange is not responsible for, nor has it participated in the determination of the timing, prices, or quantities of Shares to be issued, nor in the determination or calculation of the equation by which Shares are redeemable. The Exchange has no obligation or liability to owners of Shares in connection with the administration, marketing, or trading of Shares.
Without limiting any of the foregoing, in no event shall the Exchange have any liability for any lost profits or indirect, punitive, special, or consequential damages even if notified of the possibility thereof.
The Adviser and the Fund make no representation or warranty, express or implied, to the owners of Shares or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly.
FINANCIAL HIGHLIGHTS
The following financial highlights table shows the financial performance information for the life of the Fund. Certain information reflects financial results for a single share of the Fund. The total returns in the table represent the rate that you would have earned or lost on an investment in the Fund (assuming you reinvested all distributions). This information has been audited by Cohen & Company, Ltd., the independent registered public accounting firm of the Fund, whose report, along with the Fund’s financial statements, is included in the Fund’s most recent Form N-CSR, which is available upon request and can be found on the SEC’s website.

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TEUCRIUM 2X LONG DAILY XRP ETF
CONSOLIDATED FINANCIAL HIGHLIGHTS
Period Ended December 31, 2025(a)
PER SHARE DATA:
Net asset value, beginning of period	$25.00

INVESTMENT OPERATIONS:
Net investment loss(b)	(0.14)
Net realized and unrealized loss on investments(c)	(14.69)
Total from investment operations	(14.83)

LESS DISTRIBUTIONS FROM:
Net investment income	(0.23)
Net realized gains	(0.38)
Total distributions	(0.61)
Net asset value, end of period	$9.56
Total return(d)	-59.38%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in thousands)	$179,939
Ratio of expenses to average net assets:
Before expense reimbursement(e)	4.31%
After expense reimbursement(e)	2.77%
Ratio of interest expense to average net assets(e)	0.88%
Ratio of operational expenses to average net assets excluding interest(e)	1.89%
Ratio of net investment loss to average net assets(e)	(0.71)%
Portfolio turnover rate(d)	0%
(a) The Fund commenced operations on April 8, 2025.
(b) Net investment loss per share has been calculated based on average shares outstanding during the period.
(c) Realized and unrealized gains and losses per share in the caption are balancing amounts necessary to reconcile the change in net asset value per share for the periods, and may not reconcile with the aggregate gains and losses in the Consolidated Statements of Operations due to share transactions for the periods.
(d) Not annualized for periods less than one year.
(e) Annualized for periods less than one year.
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Teucrium 2x Long Daily XRP ETF

Adviser	Teucrium Investment Advisors, LLC Three Main Street, Suite 215 Burlington, Vermont 05401	Distributor	PINE Distributors LLC 501 South Cherry Street, Suite 610 Denver, Colorado 80246
Transfer Agent, Index Receipt Agent, and Administrator	U.S. Bancorp Fund Services, LLC d/b/a U.S. Bank Global Fund Services 615 East Michigan Street Milwaukee, Wisconsin 53202	Custodian	U.S. Bank, N.A. 1555 North Rivercenter Drive, Suite 302 Milwaukee, Wisconsin 53212
Independent Registered Public Accounting Firm	Cohen & Company, Ltd. 1835 Market Street, Suite 310 Philadelphia, Pennsylvania 19103	Legal Counsel	Morgan, Lewis & Bockius LLP 1111 Pennsylvania Avenue, NW Washington, DC 20004-2541
Investors may find more information about the Fund in the following documents:
Statement of Additional Information: The Fund’s SAI provides additional details about the investments of the Fund and certain other additional information. The SAI is on file with the SEC and is incorporated herein by reference into this Prospectus. It is legally considered a part of this Prospectus.
Annual/Semi-Annual Reports and Form N-CSR: Additional information about the Fund’s investments will be available in the Fund’s Annual and Semi-Annual Reports to shareholders and in Form N-CSR. In the Annual Report, when available, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year. In Form N-CSR, you will find the Fund’s annual and semi-annual financial statements.
You can obtain free copies of these documents, request other information or make general inquiries about the Fund by calling 1-800-617-0004.
Shareholder reports and other information about the Fund also are available:
•Free of charge from the SEC’s EDGAR database on the SEC’s website at http://www.sec.gov;
•Free of charge from the Fund’s Internet web site at www.teucrium.com; or
•For a fee, by e-mail request to publicinfo@sec.gov.

(SEC Investment Company Act File No. 811-23226)

Teucrium 2x Long Daily XRP ETF (XXRP)

A series of Listed Funds Trust
Listed on NYSE Arca, Inc.

STATEMENT OF ADDITIONAL INFORMATION

April 30, 2026

This Statement of Additional Information (the “SAI”) is not a prospectus and should be read in conjunction with the prospectus for the Teucrium 2x Long Daily XRP ETF (the “Fund”), a series of Listed Funds Trust (the “Trust”), dated April 30, 2026, as may be supplemented from time to time (the “Prospectus”). Capitalized terms used in this SAI that are not defined have the same meaning as in the Prospectus, unless otherwise noted. A copy of the Prospectus may be obtained, without charge, by calling the Fund at 1-800-617-0004 or by visiting www.teucrium.com.
The Fund’s audited financial statements for the most recent fiscal year are included in the Fund’s most recent Form N-CSR, which is incorporated into this SAI by reference (File No. 811-23226). You may obtain a copy of the Fund’s Annual Report and Form N-CSR at no charge by contacting the Fund at the phone number noted above.

GENERAL INFORMATION ABOUT THE TRUST
The Trust is an open-end management investment company consisting of multiple investment series. This SAI relates only to the Fund. The Trust was organized as a Delaware statutory trust on August 26, 2016. The Trust is registered with the U.S. Securities and Exchange Commission (the “SEC”) under the Investment Company Act of 1940, as amended (together with the rules and regulations adopted thereunder, the “1940 Act”), as an open-end management investment company, and the offering of the Fund’s shares (the “Shares”) is registered under the Securities Act of 1933 (the “Securities Act”). The Trust is governed by its Board of Trustees (the “Board”).
Teucrium Investment Advisors, LLC (the “Adviser”) serves as investment adviser to the Fund.
The Fund offers and issues Shares at their net asset value (“NAV”) only in aggregations of a specified number of Shares (each, a “Creation Unit”). The Fund generally offers and issues Shares in exchange for the deposit of cash totaling the NAV of the Creation Units. Shares are listed on NYSE Arca, Inc. (the “Exchange”) and trade on the Exchange at market prices that may differ from the Shares’ NAV. Shares are also redeemable only in Creation Unit aggregations, primarily in exchange for a specified cash payment. A Creation Unit of the Fund generally consists of 10,000 Shares, though this may change from time to time. As a practical matter, only institutions or large investors purchase or redeem Creation Units. Except when aggregated in Creation Units, Shares are not redeemable securities.
The Trust may impose a transaction fee for each creation or redemption. In all cases, such fees will be limited in accordance with the requirements of the SEC applicable to management investment companies offering redeemable securities. As in the case of other publicly traded securities, brokers’ commissions on transactions in the secondary market will be based on negotiated commission rates at customary levels.
ADDITIONAL INFORMATION ABOUT INVESTMENT OBJECTIVES, POLICIES, AND RELATED RISKS
The Fund’s investment objective and principal investment strategies are described in the Prospectus. The following information supplements, and should be read in conjunction with, the Prospectus. For a description of certain permitted investments, see “Description of Permitted Investments” in this SAI.
With respect to the Fund’s investments, unless otherwise noted, if a percentage limitation on investment is adhered to at the time of investment or contract, a subsequent increase or decrease as a result of market movement or redemption will not result in a violation of such investment limitation.
NON-DIVERSIFICATION
The Fund is classified as a non-diversified investment company under the 1940 Act. A “non-diversified” classification means that the Fund is not limited by the 1940 Act with regard to the percentage of its total assets that may be invested in the securities of a single issuer. This means that the Fund may invest a greater portion of its total assets in the securities of a single issuer or a smaller number of issuers than if it was a diversified fund. This may have an adverse effect on the Fund’s performance or subject the Fund’s Shares to greater price volatility than more diversified investment companies. Moreover, in pursuing its objective, the Fund may hold the securities of a single issuer in an amount exceeding 10% of the value of the outstanding securities of the issuer, subject to restrictions imposed by the Internal Revenue Code of 1986, as amended (the “Code”). In particular, as the Fund’s size grows and its assets increase, it will be more likely to hold more than 10% of the securities of a single issuer if the issuer has a relatively small public float as compared to other components of the Fund’s portfolio.
Although the Fund is non-diversified for purposes of the 1940 Act, the Fund intends to maintain the required level of diversification and otherwise conduct its operations so as to qualify as a “regulated investment company” (“RIC”) within the meaning of Subchapter M of the Code. Compliance with the diversification requirements of the Code may limit the investment flexibility of the Fund and may make it less likely that the Fund will meet its investment objective. To qualify as a RIC under the Code, the Fund must meet the Diversification Requirement described in the section titled “Federal Income Taxes” in this SAI.
GENERAL RISKS
The value of the Fund’s portfolio investments may fluctuate with changes in the financial condition of an issuer or counterparty, changes in specific economic or political conditions that affect a particular investment or issuer, and changes in general economic or political conditions. An investor in the Fund could lose money over short or long periods of time.
There can be no guarantee that a liquid market for the investments held by the Fund will be maintained. The existence of a liquid trading market for certain investments may depend on whether dealers will make a market in such investments. There can be no assurance that a market will be made or maintained or that any such market will be or remain liquid. The price at which investments may be sold and the value of Shares will be adversely affected if trading markets for the Fund’s portfolio investments are limited or absent, or if bid/ask spreads are wide.
Cybersecurity Risk. Investment companies, such as the Fund, and their service providers may be subject to operational and information security risks resulting from cyber-attacks. Cyber-attacks include, among other behaviors, stealing or corrupting data maintained online or digitally, denial of service attacks on websites, the unauthorized release of confidential information or various
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other forms of cybersecurity breaches. Cyber-attacks affecting the Fund or the Adviser, custodian, transfer agent, intermediaries and other third-party service providers may adversely impact the Fund. For instance, cyber-attacks may interfere with the processing of shareholder transactions, impact the Fund’s ability to calculate its NAV, cause the release of private shareholder information or confidential company information, impede trading, subject the Fund to regulatory fines or financial losses, and cause reputational damage. The Fund also may incur additional costs for cybersecurity risk management purposes. Similar types of cybersecurity risks also are present for issuers of securities in which the Fund invests, which could result in material adverse consequences for such issuers and may cause the Fund’s investments in such portfolio companies to lose value.
Global Pandemics. Beginning in the first quarter of 2020, financial markets in the United States and around the world experienced extreme and, in many cases, unprecedented volatility and severe losses due to the global pandemic caused by COVID-19, a novel coronavirus. The pandemic resulted in a wide range of social and economic disruptions, including closed borders, voluntary or compelled quarantines of large populations, stressed healthcare systems, reduced or prohibited domestic or international travel, and supply chain disruptions affecting the United States and many other countries. Some sectors of the economy and individual issuers experienced particularly large losses as a result of these disruptions. Although the immediate effects of the COVID-19 pandemic have dissipated, global markets and economies continue to contend with the ongoing and long-term impact of COVID-19. It is unknown how long events related to the pandemic will persist, whether they will reoccur in the future, and what additional implications may follow from the pandemic. The impact of these events and other epidemics or pandemics in the future could adversely affect Fund performance.
Recent Geopolitical Events. Geopolitical tensions introduce uncertainty into global markets. For example, Russia’s military invasion of Ukraine in February 2022, the resulting responses by the United States and other countries, and the potential for wider conflict could increase volatility and uncertainty in the financial markets and adversely affect regional and global economies. The United States and other countries have imposed broad-ranging economic sanctions on Russia and certain Russian individuals, banking entities and corporations, and Belarus as a response to Russia’s invasion of Ukraine, and may impose sanctions on other countries that provide military or economic support to Russia. The extent and duration of Russia’s military actions and the repercussions of such actions (including any retaliatory actions or countermeasures that may be taken by those subject to sanctions, including cyber-attacks) are impossible to predict, but could result in significant market disruptions, including in certain industries or sectors, such as the oil and natural gas markets, and may negatively affect global supply chains, inflation and global growth.
Similarly, escalations beginning in October 2023 of the ongoing Israel-Hamas conflict present a potential risk for wider conflict that could negatively affect financial markets due to a myriad of interconnected factors. This conflict could disrupt regional trade and supply chains, potentially affecting U.S. businesses with exposure to the region. For example, attacks on commercial vessels transiting through the Red Sea, commonly referred to as the Red Sea crisis, have led to disruption of international maritime trade and the global supply chain, which has had a direct impact on countries and regions that rely on such routes for the supply of energy and/or food and companies that typically ship goods or receive components by way of the Red Sea. In addition, recent U.S. military operations in Iran could lead to significant geopolitical instability, including retaliatory attacks, disruption of critical energy infrastructure and shipping lanes such as the Strait of Hormuz, and broader regional conflict, which in turn may cause sharp volatility across global financial markets and commodity prices. Such developments may adversely affect the Fund through increased market uncertainty, reduced liquidity, higher inflation and interest rate pressures, and potential declines in asset valuations across multiple sectors and geographies. The Middle East plays a pivotal role in the global energy sector, and prolonged instability could impact oil prices, leading to increased costs for businesses and consumers.
These conflicts and others, and any related events could significantly impact the Fund’s performance and the value of an investment in the Fund, even if the Fund does not have direct exposure.
Correlation Risk. Several factors may affect the Fund’s ability to obtain its daily leveraged investment objective. Among these factors are: (1) Fund expenses, including brokerage expenses and commissions and financing costs related to derivatives (which may be increased by high portfolio turnover); (2) an imperfect correlation between the performance of instruments held by the Fund, such as swaps and futures, and the performance of XRP; (3) bid-ask spreads; (4) the Fund holding instruments that are illiquid or the market for which becomes disrupted; (5) the need to conform the Fund’s portfolio holdings to comply with the Fund’s investment restrictions or policies, or regulatory or tax law requirements; (6) market movements that run counter to the Fund’s investments (which will cause divergence between the Fund and the price of XRP over time due to the mathematical effects of leveraging); and (7) disruptions and illiquidity in the markets for securities or derivatives held by the Fund.
Furthermore, the Fund has an investment objective to seek daily investment results, before fees and expenses, that correspond to the performance of two times (2x) the daily price performance of XRP for a single day, not for any other period. A “single day” is measured from the time the Fund calculates its NAV to the time of the Fund’s next NAV calculation. While a close correlation of the Fund to XRP may be achieved on any single day, the Fund’s performance for any other period is the result of its return for each day compounded over the period. This usually will differ in amount and possibly even direction from two times (2x) the daily return for the Fund of XRP for the same period, before accounting for fees and expenses, as further described in the Prospectus and below.
Special Note Regarding the Correlation Risks of the Fund. As discussed in the Prospectus, the Fund is “leveraged” in the sense that it has an investment objective to match 200% of the price performance of XRP on a given day. The Fund is subject to all of the
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correlation risks described in the Prospectus. In addition, there is a special form of correlation risk that derives from the Fund’s use of leverage, which is that for periods greater than one day, the use of leverage tends to cause the performance of the Fund to be either greater than, or less than, 200% of the price performance of XRP.
The Fund’s return for periods longer than one day is primarily a function of the following:
a.Price performance of XRP;
b.Volatility of the price of XRP;
c.Financing rates associated with leverage;
d.Other fund expenses; and
e.Period of time.
The performance for the Fund can be estimated given any set of assumptions for the factors described above. Illustrated below is the impact of two factors, volatility of the price of XRP and price performance of XRP, on the Fund. Volatility of XRP is a statistical measure of the magnitude of fluctuations in the price performance of XRP. The illustration estimates the Fund’s returns for a number of combinations of volatility of the price of XRP and price performance of XRP over a one year period and assumes: a) no dividends paid by any fund holding; b) no fund expenses; and c) borrowing/lending rates (to obtain leverage) of zero percent. If fund expenses were included, the Fund’s performance would be lower than shown.
As shown below, the Fund would be expected to lose 6.1% if the price of XRP provided no return over a one year period during which XRP experienced annualized volatility of 25%. If XRP’s annualized volatility were to rise to 75%, the hypothetical loss for a one year period widens to approximately 43%. At higher ranges of volatility, there is a chance of a near complete loss of value even if XRP price performance is flat. For instance, if XRP’s annualized volatility is 100%, it is likely that the Fund would lose 63.2% of its value, even if the stock price’s cumulative change for the year was only 0%. If the XRP’s annualized volatility were to rise to 75%, the hypothetical loss for a one year period widens to approximately 81.5%. At higher ranges of volatility, there is a chance of a near complete loss of value even if XRP’s price performance is flat. For instance, if XRP’s annualized volatility is 100%, it is likely that the Fund would lose 95% of its value, even if XRP’s cumulative change for the year was only 0%.
In the table below, areas shaded green represent those scenarios where the Fund will outperform (i.e., return more than) two times the XRP’s performance; conversely, areas shaded red represent those scenarios where the Fund will underperform (i.e., return less than) two times XRP’s performance.
The table below is intended to underscore the fact that the Fund is designed as short-term trading vehicles for investors who intend to actively monitor and manage their portfolios. It is not intended to be used by, and is not appropriate for, investors who do not intend to actively monitor and manage their portfolios. For additional information regarding correlation and volatility risk for the Fund, see “Effects of Compounding and Market Volatility Risk” in the Prospectus.

One Year Price Performance	Two Times (2x) One Year Price Performance	Volatility Rate
Return	Return	10%	25%	50%	75%	100%
-60%	-120%	-84.2%	-85.0%	-87.5%	-90.9%	-94.1%
-50%	-100%	-75.2%	-76.5%	-80.5%	-85.8%	-90.8%
-40%	-80%	-64.4%	-66.2%	-72.0%	-79.5%	-86.8%
-30%	-60%	-51.5%	-54.0%	-61.8%	-72.1%	-82.0%
-20%	-40%	-36.6%	-39.9%	-50.2%	-63.5%	-76.5%
-10%	-20%	-19.8%	-23.9%	-36.9%	-53.8%	-70.2%
0%	0%	-1.0%	-6.1%	-22.1%	-43.0%	-63.2%
10%	20%	19.8%	13.7%	-5.8%	-31.1%	-55.5%
20%	40%	42.6%	35.3%	12.1%	-18.0%	-47.0%
30%	60%	67.3%	58.8%	31.6%	-3.7%	-37.8%
40%	80%	94.0%	84.1%	52.6%	11.7%	-27.9%
50%	100%	122.8%	111.4%	75.2%	28.2%	-17.2%
60%	120%	153.5%	140.5%	99.4%	45.9%	-5.8%
The foregoing table is intended to isolate the effect of the volatility of the price of XRP and price performance of XRP on the return of the Fund that seeks performance equal to two times (2x) the price performance of XRP. The Fund’s actual returns may be significantly greater or less than the returns shown above as a result of any factors discussed above or under “Effects of Compounding and Market Volatility Risk” in the Prospectus.
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DESCRIPTION OF PERMITTED INVESTMENTS
The following are descriptions of the Fund’s permitted investments and investment practices and the associated risk factors. The Fund expects to invest in certain investments indirectly through the Subsidiary (discussed and defined herein). Except as otherwise noted, for purposes of this SAI, references to the Fund’s investments include the Fund’s indirect investments through the Subsidiary. The Fund, or the Subsidiary, will only invest in any of the following instruments or engage in any of the following investment practices, directly or indirectly if such investment or activity is consistent with the Fund’s investment objective and permitted by the Fund’s stated investment policies.
XRP-Related Investments
Swap Agreements
The Fund intends to enter into one or more swap agreements with major global financial institutions whereby the Fund and the global financial institution will agree to exchange the return earned on an investment by the Fund in XRP (each an “XRP Swap”) that is equal, on a daily basis, to 200% of the value of the Fund’s net assets. It is expected that the Fund (and certain of its investments) will reference one or more of the following benchmarks for purposes of determining the price of XRP: (i) the CME CF XRP-Dollar Reference Rate (the “XRP Reference Rate”); (ii) CME CF XRP-Dollar Real Time Index (the “XRP Index”); (iii) exchange-traded products (“ETPs”) that hold XRP directly (a “Spot XRP ETP”); or (iv) other benchmarks that the Adviser believes produce daily returns consistent with those of XRP (collectively with the XRP Reference Rate, the XRP Index, and any Spot XRP ETP, the “Reference Assets”).
•Swap Agreements Risk. Swap agreements are contracts for periods ranging from one day to more than one year and may be negotiated bilaterally and traded over-the-counter (“OTC”) between two parties or, for certain standardized swaps, must be exchange-traded through a futures commission merchant or swap execution facility and/or cleared through a clearinghouse that serves as a central counterparty. In a standard swap transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The Fund may enter into swap agreements, including, but not limited to total return swaps, index swaps, interest rate swaps, municipal market data rate locks, and credit default swaps. The Fund may utilize swap agreements in an attempt to gain exposure to certain securities without purchasing those securities to speculate on the movement of such securities or to hedge a position. Risks associated with the use of swap agreements are different from those associated with ordinary portfolio securities transactions, largely due to the fact they could be considered illiquid and many swaps currently trade on the OTC market. Swaps are particularly subject to counterparty credit, correlation, valuation, liquidity and leveraging risks and could result in substantial losses to the Fund.
As noted above, certain standardized swaps are subject to mandatory exchange trading and central clearing. While exchange trading and central clearing are intended to reduce counterparty credit risk and increase liquidity, they do not make swap transactions risk-free. Additionally, the CFTC and other applicable regulators have adopted rules imposing certain margin requirements, including minimums, on OTC swaps, which may result in the Fund and its counterparties posting higher margin amounts for OTC swaps, which could increase the cost of swap transactions to the Fund and impose added operational complexity. The Dodd-Frank Act and related regulatory developments require the clearing and exchange-trading of many OTC derivative instruments that the Commodity Futures Trading Commission (“CFTC”) and the SEC have defined as “swaps.” Mandatory exchange-trading and clearing are occurring on a phased-in basis based on the type of market participant and CFTC approval of contracts for central clearing. The Adviser will continue to monitor developments in this area, particularly to the extent regulatory changes affect the Fund’s ability to enter into swap agreements.
•Swaps Capacity Risk. If the Fund’s or the Subsidiary’s (as defined below) ability to obtain exposure to swaps consistent with its investment objective is disrupted for any reason including, for example, limited liquidity in the XRP market, a disruption to the XRP market, or as a result of margin requirements or other limitations imposed by the Fund’s swaps dealers or the CFTC or other regulators, the Fund may not be able to achieve its investment objective and may experience significant losses.
In such circumstances, the Adviser intends to take such action as it believes appropriate and in the best interest of the Fund. Any disruption in the Fund’s or the Subsidiary’s ability to obtain exposure to swaps will cause the Fund’s performance to deviate from the performance of XRP. Additionally, the ability of the Fund or the Subsidiary to obtain exposure to swaps is limited by certain tax rules that limit the amount the Fund can invest in the Subsidiary as of the end of each tax quarter. Exceeding this amount may have tax consequences. See “Tax Risk” for more information.
Margin levels for swap contracts based on XRP may be substantially higher than margin requirements for more established swaps and futures contracts. Additionally, margin requirements are subject to change, and may be raised in the future by swaps dealers or regulators. High margin requirements could prevent the Fund or the Subsidiary from obtaining sufficient exposure to XRP-based swaps and may adversely affect its ability to achieve its investment objective. Further, swaps counterparties utilized by the Fund or the Subsidiary may impose limits on the amount of exposure to swaps contracts the
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Fund can obtain through such counterparty. If the Fund or Subsidiary cannot obtain sufficient exposure to XRP-based swaps, the Fund may not be able to achieve its investment objective.
•XRP Swaps Risk. If the Fund’s or the Subsidiary’s ability to obtain exposure to XRP swaps consistent with its investment objective is disrupted for any reason including, for example, limited liquidity in the XRP derivatives markets, a disruption to the XRP derivatives markets, or as a result of margin requirements or other limitations imposed by the, counterparties or the CFTC or other regulators, the Fund may not be able to achieve its investment objective and may experience significant losses.
In such circumstances, the Adviser intends to take such action as it believes appropriate and in the best interest of the Fund. Any disruption in the Fund’s or Subsidiary’s ability to obtain exposure to XRP derivatives will cause the Fund’s performance to deviate from its intended investment objective.
XRP Futures Contracts
In order to obtain leveraged (2x) exposure to the return of XRP, the Fund intends to enter into futures contracts based on XRP (“XRP Futures Contracts” and, collectively with XRP Swaps, “XRP-related investments”) as the “buyer” or “seller.” In simplest terms, in a futures market the counterparty pays the buyer if the price of a futures contract goes up and receives cash from the counterparty if the price of the futures contract goes down. In order to maintain leveraged (2x) exposure to the return of XRP, as applicable, the Fund intends to exit its futures contracts as they near expiration and replace them with new futures contracts with a later expiration date. Futures contracts with a longer term to expiration may be priced lower than futures contracts with a shorter term to expiration, a relationship called “backwardation.” Conversely, futures contracts with a longer term to expiration may be priced higher than futures contracts with a shorter term to expiration, a relationship called “contango.”
When rolling futures contracts that are in backwardation, the Fund will close its long position by buying the expiring contract at a relatively lower price and selling a longer-dated contract at a relatively higher price. The presence of backwardation will positively affect the performance of the Fund. When rolling long futures contracts that are in contango, the Fund will close its long position by buying the expiring contract at a relatively higher price and selling a longer-dated contract at a relatively lower price. The presence of contango will negatively affect the performance of the Fund.
•Futures Contracts Risk. The successful use of futures contracts draws upon the Adviser’s skill and experience with respect to such instruments and is subject to special risk considerations. The primary risks associated with the use of futures contracts, which may adversely affect the Fund’s NAV and total return, are: (a) the imperfect correlation between the change in market value of the futures contract and the price of the underlying asset; (b) possible lack of a liquid market for a futures contract and the resulting inability to close a forward or futures contract when desired; (c) losses caused by unanticipated market movements, which are potentially unlimited; (d) the Adviser’s inability to predict correctly the direction of securities prices, interest rates, currency exchange rates and other economic factors; (e) the possibility that the counterparty will default in the performance of its obligations; and (f) if the Fund has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements, and the Fund may have to sell securities at a time when it may be disadvantageous to do so. If the Fund’s ability to obtain exposure to commodities futures consistent with its investment objective is disrupted for any reason, including limited liquidity in the commodities futures market, a disruption to the commodities futures, or as a result of margin requirements or position limits imposed by the Fund’s FCMs, the DCM, or the CFTC on the Fund or the Adviser, the Fund would not be able to achieve its investment objective and may experience significant losses.
Investment in exchange-traded futures contracts may expose the Fund to the risks of a clearing broker (or a FCM). Under current regulations, a clearing broker or FCM maintains customers’ assets in a bulk segregated account. There is a risk that Fund assets deposited with the clearing broker to serve as margin may be used to satisfy the broker’s own obligations or the losses of the broker’s other clients. In the event of default, the Fund could experience lengthy delays in recovering some or all of its assets and may not see any recovery at all. Because futures contracts project price levels in the future, market circumstances may cause a discrepancy between the price of a futures contract and the movement in the underlying asset. In the event of adverse price movements, the Fund may be required to post additional “variation margin” to satisfy the necessary collateral requirements of the FCM. The Subsidiary intends to invest in futures contracts, which requires that the Subsidiary and/or the Fund maintain liquid assets sufficient to satisfy any margin or similar trading account maintenance requirements.
•Cost of Futures Investment Risk. When a commodities futures contract is nearing expiration, the Fund will generally sell it and use the proceeds to buy a commodities futures contract with a later expiration date. This is commonly referred to as “rolling.” The price of commodities futures contracts further from expiration may be higher (a condition known as “contango”) or lower (a condition known as “backwardation”), which can affect the Fund’s performance. The futures contracts markets have experienced, and are likely to experience again in the future, extended periods in which contango or backwardation have affected various types of futures contracts. These extended periods have caused in the past, and may cause in the future, significant losses. In addition, the costs associated with rolling commodities futures contracts typically are substantially higher than the costs associated with other futures contracts and may have a significant adverse impact on the performance of the Fund. Because of the frequency with which the Fund expects to roll commodities futures contracts, the
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effects of such contango or backwardation may be greater than would be the case if the Fund experienced lower portfolio turnover.
XRP and XRP Ledger. XRP is a digital asset that is created and transmitted through the operations of the XRP Ledger, a distributed ledger upon which XRP transactions are processed and settled. XRP can be used to pay for goods and services or it can be converted to fiat currencies, such as the U.S. dollar. The XRP Ledger is based on a shared public ledger, the XRP Ledger, similar to the Bitcoin network. However, the XRP Ledger differentiates itself from other digital asset networks in that its stated primary function is transactional utility, not store of value. The XRP Ledger is designed to be a global real-time payment and settlement system. As a result, the XRP Ledger and XRP aim to improve the speed at which parties on the network may transfer value while also reducing the fees and delays associated with the traditional methods of interbank payments.
No single entity controls the XRP Ledger. Instead, a network of independent nodes validates transactions pursuant to the Ripple Protocol Consensus Algorithm. It is this mechanism, as opposed to the proof-of-work mechanism utilized by the Bitcoin blockchain, that allows the XRP Ledger to be fast, energy-efficient and scalable, and therefore suitable for its most prominent use case, the facilitation of cross-border financial transactions. Unlike proof-of-work systems, which require massive computational power to secure the network, the Ripple Protocol Consensus Algorithm utilized by the XRP Ledger is extremely lightweight in terms of energy usage, as it relies on trusted validators rather than mining. The XRP Ledger can handle up to 1,500 transactions per second, far more than the Bitcoin or Ethereum blockchain. This makes the XRP Ledger suitable for high-volume use cases, such as cross-border payments. Lastly, because validators do not need to spend resources on mining, transaction fees are extremely low (typically a fraction of a cent per transaction).
Transactions are validated on the XRP Ledger by a network of independent validator nodes. These nodes do not mine new blocks but participate in a consensus process to ensure that transactions are valid and correctly ordered on the XRP Ledger. Any node can be a validator, but for practical purposes, the XRP Ledger depends on a list of trusted validators known as the Unique Node List or “UNL.” Validators are entities (which can be individuals, institutions, or other organizations) that run nodes to participate in the consensus process. These validators ensure the integrity and accuracy of the ledger. Each node in the network maintains a Unique Node List — a list of other validators that the node trusts to reliably validate transactions. The XRP Ledger’s architecture means that different nodes may maintain different UNLs, but there needs to be some overlap in the UNLs for the consensus mechanism to work effectively. Similar to the Bitcoin network, anyone can join and start using the XRP Ledger; however, unlike the Bitcoin network, which operates on a fully permissionless blockchain, the XRP Ledger is maintained by a network of trusted nodes that accept or reject transactions on the XRP Ledger.
Each XRP Ledger address, or wallet, is associated with a unique “public key” and “private key” pair. To receive XRP, the XRP recipient must provide its public key to the party initiating the transfer. This activity is analogous to a recipient for a transaction in U.S. dollars providing a routing address in wire instructions to the payor so that cash may be wired to the recipient’s account. The payor approves the transfer to the address provided by the recipient by “signing” a transaction that consists of the recipient’s public key with the private key of the address from where the payor is transferring the XRP. The recipient, however, does not make public or provide to the sender its related private key.
XRP Markets and Exchanges. XRP can be transferred in direct peer-to-peer transactions through the direct sending of XRP over the XRP Ledger from one XRP address to another. While XRP was originally intended to be used primarily as a means to conduct cross-border payments, XRP can also be used to pay other users of the XRP Ledger for goods and services under what resembles a barter system. Consumers can also pay merchants and other commercial businesses for goods or services through direct peer-to-peer transactions on the XRP Ledger or through third-party service providers.
In addition to using XRP to engage in cross-border transactions or payment for goods and services, investors may purchase and sell XRP to speculate as to the price of XRP in the XRP market, or as a long-term investment to diversify their portfolio. The price of XRP within the market is determined, in part, by the supply of and demand for XRP in the global XRP market, market expectations for the adoption of XRP as a store of value or as a viable cross-border payments facilitator, the number of merchants that accept XRP as a form of payment, the regulatory challenges faced by Ripple Labs and XRP, and the volume of peer-to-peer transactions, among other factors.
Limits on XRP Supply. Unlike other digital assets such as bitcoin or ether, XRP was not mined gradually over time. Instead, all 100 billion XRP tokens were created at the time of the XRP Ledger’s launch in 2012. This means that every XRP token that exists today was generated from the outset, without the need for a mining process. Of the 100 billion XRP generated by the XRP Ledger’s code, the founders of Ripple Labs retained 20 billion XRP and the rest, nearly 80 billion XRP, was provided to Ripple Labs.
In 2017, to address concerns about the large portion of XRP held by Ripple Labs, the company introduced an escrow mechanism to lock up a significant portion of its XRP holdings. Under this mechanism, Ripple Labs placed 55 billion XRP (55% of the total supply) into a series of time-locked escrow accounts. The escrow releases 1 billion XRP per month over 55 months. This process adds a level of predictability and transparency about how much XRP can enter the market each month. If Ripple Labs does not use all of the 1 billion XRP released in a given month, the remaining amount is placed back into escrow for future release. The purpose of this escrow system is to reassure the market that Ripple Labs will not release too much XRP at once, which could potentially disrupt XRP’s price or market dynamics.
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XRP Risk. Investments linked to XRP can be highly volatile compared to investments in traditional securities and the Fund may experience sudden and large losses. The markets for XRP and XRP-related investments may become illiquid. These markets may fluctuate widely based on a variety of factors including changes in overall market movements, political and economic events, wars, acts of terrorism, natural disasters (including disease, epidemics and pandemics) and changes in interest rates or inflation rates. An investor should be prepared to lose the full principal value of their investment suddenly and without warning. A number of factors affect the price and market for XRP:
•New Technology: XRP is a relatively new technological innovation with a limited operating history. XRP has a relatively limited history of existence and operations. There is a limited established performance record for the price of XRP and, in turn, a limited basis for evaluating an investment in XRP.
•Supply and demand of XRP: Unlike other digital assets such as bitcoin or ether, XRP is not and was not mined gradually over time. Instead, all 100 billion XRP tokens were created at the time of the XRP Ledger’s launch in 2012. This means that every XRP token that exists today, or will ever exist, was generated from the outset of the XRP Ledger. As a result, there is no ability for the supply of XRP to be adjusted in response to economic conditions. For instance, there is no ability for the supply of XRP to be increased to meet rising demand, which could lead to price volatility. In addition, unlike blockchains that utilize “proof-of-work” or “proof-of-stake” where miners or stakers are rewarded with newly minted coins or tokens, XRP validators are not incentivized by block rewards since there is no new issuance of XRP.
Additionally, the fixed supply of XRP, combined with the burning of XRP (permanently destroyed) as transaction fees, could create deflationary pressure over time. A small amount of XRP is burned with every transaction to prevent spam on the network. While the amount of XRP burned per transaction is minuscule, over time, the total supply of XRP will slowly decrease. This could lead to a deflationary environment where the decreasing supply drives up the price of XRP, making it less practical as a medium of exchange. Additionally, as the total supply of XRP slowly shrinks due to burning, liquidity could become an issue in the distant future, potentially making it harder for businesses and users to access sufficient XRP for their transactions.
The fixed supply of XRP could also contribute to price volatility, especially if demand fluctuates significantly. Since the supply of XRP is fixed, any significant surge in demand can result in large price spikes. For example, during periods of high market activity or speculation, the price of XRP could rapidly increase due to the inability to expand supply to match demand. This volatility could make XRP less predictable for businesses that rely on it for payments. Digital assets with a flexible supply, such as stablecoins, can adjust to maintain a stable value. XRP, however, could experience price swings that make it less attractive for everyday transactions or long-term financial planning.
The fixed supply of XRP may also not scale well with rapidly expanding use cases. As more businesses, financial institutions, and payment providers adopt XRP for cross-border transactions and other use cases, there is a risk that the fixed supply may not meet the growing demand, leading to supply shortages and further price volatility. In the case of massive adoption, the scarcity of XRP could raise its value too much, making it less appealing for day-to-day transactions or use as a liquidity bridge in cross-border payments, as businesses might prefer a more stable and widely available currency.
Ripple Labs holds a large portion of the XRP supply, which has led to concerns about centralization. Despite escrow mechanisms that gradually release XRP into the market, Ripple Labs still retains control over a significant portion of XRP, which can impact market dynamics if large amounts are sold. The concentration of XRP in the hands of Ripple Labs and early stakeholders could affect the market’s confidence in XRP as a decentralized asset.
•Adoption and use of XRP: The continued adoption of XRP will require growth in its usage as a means of exchange and payment. Even if growth in XRP adoption continues in the near or medium-term, there is no assurance that XRP usage will continue to grow over the long-term. A contraction in the use of XRP may result in a lack of liquidity, increased volatility in and a reduction to the price of XRP.
•The regulatory environment relating to XRP: Depending on its characteristics, a digital asset, including XRP, may be considered a “security” under U.S. federal securities laws. The test for determining whether a particular digital asset is a “security” is complex and difficult to apply, and the outcome is difficult to predict. Any enforcement action by the SEC or a state securities regulator asserting that XRP is a security, or a court decision to that effect, would be expected to have an immediate material adverse impact on the trading price of XRP, as well as the Shares. This is because the business models behind most digital assets are incompatible with regulations applying to transactions in securities. If a digital asset is determined to be a security, it is likely to become difficult or impossible for the digital asset to be traded, cleared or custodied in the United States through the same channels used by non-security digital assets, which in addition to materially and adversely affecting the trading value of the digital asset is likely to significantly impact its liquidity and market participants’ ability to convert the digital asset into U.S. dollars. Any assertion that a digital asset is a security by the SEC or another regulatory authority may have similar effects.
In December 2020, the SEC filed a complaint against Ripple Labs (the “Ripple Complaint”) and two of its executives (the “Ripple Defendants”), in the United States District Court for the Southern District of New York (the “S.D.N.Y.”) alleging
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that the Ripple Defendants had conducted unregistered securities offerings by selling XRP in contravention of Section 5 of the Securities Act. Under Section 5 of the Securities Act, it is unlawful for any person, directly or indirectly to offer to sell, offer to buy or purchase or sell a “security” unless a registration statement is in effect or has been filed with the SEC as to the offer and sale of such security to the public. The Ripple Defendants did not dispute that they had offered to sell and sold XRP through interstate commerce and that they had not filed a registration statement with the SEC for any offer or sale of XRP. Accordingly, the question before the S.D.N.Y. was whether the Ripple Defendants offered to sell or sold XRP as a security.
In the years prior to the filing of the Ripple Complaint, XRP’s market capitalization at times reached over $140 billion. However, in the weeks following the Ripple Complaint, XRP’s market capitalization fell to less than $10 billion, which was less than half of its market capitalization in the days prior to the complaint.
On July 13, 2023, the S.D.N.Y. issued several key rulings in the case. Most notably, the court did not find that XRP was inherently a security. The court distinguished between the XRP token itself and the manner in which it was sold. This finding was contrary to the SEC’s argument, which was that XRP, by its nature, was a security under the definition provided by the Securities Act, notwithstanding the manner in which it was sold. The court found that the direct sale of XRP by the Ripple Defendants to certain sophisticated individuals and entities pursuant to written contracts did constitute the unregistered offer and sale of securities in violation of Section 5 of the Securities Act. However, the court also found that the programmatic sale of XRP by the Ripple Defendants over digital asset trading platforms in the secondary market did not constitute an unregistered sale of securities. Similarly, the court found that the XRP that Ripple Defendants granted to Ripple Labs employees as compensation or to third-party companies to incentivize the development of new applications for XRP and the XRP Ledger also did not constitute an unregistered sale of securities.
The S.D.N.Y. entered a final judgment in the case on August 7, 2024. On October 2, 2024, the SEC filed an appeal to the United States Court of Appeals for the Second Circuit, and on October 10, 2024, Ripple filed a cross-appeal. Any further SEC or state enforcement action asserting that XRP is a security, or a court ruling to that effect, would likely have an immediate and severe negative impact on XRP’s trading price and the value of the Fund’s shares.
•Largely unregulated marketplace: Digital asset markets, including spot markets for XRP, are growing rapidly. The spot markets through which XRP and other digital assets trade are new and, in some cases, may be subject to but not comply with their relevant jurisdiction’s regulations. These markets are local, national and international and include a broadening range of digital assets and participants. Significant trading may occur on systems and platforms with minimum predictability. Spot markets may impose daily, weekly, monthly or customer-specific transaction or withdrawal limits or suspend withdrawals entirely, rendering the exchange of XRP for fiat currency difficult or impossible. Participation in spot markets requires users to take on credit risk by transferring XRP from a personal account to a third party’s account.
Digital asset exchanges do not appear to be subject to, or may not comply with, regulation in a similar manner as other regulated trading platforms, such as national securities exchanges or designated contract markets. Many digital asset exchanges are unlicensed, unregulated, operate without extensive supervision by governmental authorities, and do not provide the public with significant information regarding their ownership structure, management team, corporate practices, cybersecurity, and regulatory compliance. In particular, those located outside the United States may be subject to significantly less stringent regulatory and compliance requirements in their local jurisdictions.
As a result, trading activity on or reported by these digital asset exchanges is generally significantly less regulated than trading in regulated U.S. securities and commodities markets, and may reflect behavior that would be prohibited in regulated U.S. trading venues. Furthermore, many spot markets lack certain safeguards put in place by more traditional exchanges to enhance the stability of trading on the exchange and prevent flash crashes, such as limit-down circuit breakers. As a result, the prices of digital assets such as XRP on digital asset exchanges may be subject to larger and/or more frequent sudden declines than assets traded on more traditional exchanges. Tools to detect and deter fraudulent or manipulative trading activities (such as market manipulation, front-running of trades, and wash-trading) may not be available to or employed by digital asset exchanges or may not exist at all. As a result, the marketplace may lose confidence in, or may experience problems relating to, these venues.
No XRP exchange is immune from these risks. While the Fund does not buy or sell XRP on XRP spot markets, the closure or temporary shutdown of XRP exchanges due to fraud, business failure, hackers or malware, or government-mandated regulation may reduce confidence in the XRP network and can slow down the mass adoption of XRP. Further, spot market failures or that of any other major component of the overall XRP ecosystem can have an adverse effect on XRP markets and the price of XRP and could therefore have a negative impact on the performance of the Fund.
•Cybersecurity: As a digital asset, XRP is subject to the risk that malicious actors will exploit flaws in its code or structure that will allow them to, among other things, steal XRP held by others, control the blockchain, or steal personally identifying information. The occurrence of any of these events is likely to have a significant adverse impact on the price and liquidity of XRP and any XRP-related investments and therefore the value of an investment in the Fund. Additionally, the XRP Ledger’s functionality relies on the Internet. A significant disruption of Internet connectivity affecting large numbers of users or geographic areas could impede the functionality of the XRP Ledger. Any technical disruptions or regulatory limitations that
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affect Internet access may have an adverse effect on the XRP Ledger, the price of XRP and the value of an investment in the Fund.
•Forks. XRP, along with many other digital assets, are open source projects. The infrastructure and ecosystem that powers the XRP network are developed by different parties, including affiliated and non-affiliated engineers, developers, validators, platform developers, evangelists, marketers, exchange operators and other companies based around a service regarding XRP, each of whom may have different motivations, drivers, philosophies and incentives.
As a result, any individual can propose refinements or improvements to the XRP network’s source code through one or more software upgrades that could alter the protocols governing the XRP network and the properties of XRP. When a modification is proposed and a substantial majority of users and validators consent to the modification, the change is implemented and the XRP network remains uninterrupted. However, a “hard fork” occurs if less than a substantial majority of users and validators consent to the proposed modification, and the modification is not compatible with the software prior to its modification. In other words, two incompatible networks would then exist: (1) one network running the pre-modified software and (2) another network running the modified software. The effect of such a fork would be the existence of two versions of XRP running in parallel, and the creation of a new digital asset which lacks interchangeability with its predecessor. This is in contrast to a “soft fork,” or a proposed modification to the software governing the network that results in a post-update network that is compatible with the network as it existed prior to the update, because it restricts the network operations that can be performed after the update.
Forks may have a detrimental effect on the value of XRP. Forks can also introduce new security risks.
Borrowing
The Fund may borrow money to the extent permitted under the 1940 Act, as such may be interpreted or modified by regulatory authorities having jurisdiction, from time to time. Borrowing for investment purposes is one form of leverage. Leveraging investments by purchasing securities with borrowed money is a speculative technique that increases investment risk, but also increases investment opportunity. Because substantially all of the Fund’s assets will fluctuate in value, whereas the interest obligations on borrowings may be fixed, the NAV per share of the Fund will increase more when the Fund’s portfolio assets increase in value and decrease more when the Fund’s portfolio assets decrease in value than would otherwise be the case. Moreover, interest costs on borrowings may fluctuate with changing market rates of interest and may partially offset or exceed the returns on the borrowed funds. Under adverse conditions, the Fund might have to sell portfolio securities to meet interest or principal payments at a time when investment considerations would not favor such sales.
The Fund also may borrow money to facilitate management of the Fund’s portfolio by enabling the Fund to meet redemption requests when the liquidation of portfolio instruments would be inconvenient or disadvantageous. Such borrowing is not for investment purposes and will be repaid by the Fund promptly. As required by the 1940 Act, the Fund must maintain continuous asset coverage (total assets, including assets acquired with borrowed funds, less liabilities exclusive of borrowings) of 300% of all amounts borrowed. If, at any time, the value of the Fund’s assets should fail to meet this 300% coverage test, the Fund, within three days (not including Sundays and holidays), will reduce the amount of the Fund’s borrowings to the extent necessary to meet this 300% coverage requirement. Maintenance of this percentage limitation may result in the sale of portfolio securities at a time when investment considerations otherwise indicate that it would be disadvantageous to do so.
Borrowing will tend to exaggerate the effect on NAV of any increase or decrease in the market value of the Fund’s portfolio. Money borrowed will be subject to interest costs that may or may not be recovered by earnings on the securities purchased. The Fund also may be required to maintain minimum average balances in connection with a borrowing or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate. In addition to the foregoing, the Fund is authorized to borrow money as a temporary measure for extraordinary or emergency purposes in amounts not in excess of 5% of the value of the Fund’s total assets. Borrowings for extraordinary or emergency purposes are not subject to the foregoing 300% asset coverage requirement.
Debt Securities
In general, a debt security represents a loan of money to the issuer by the purchaser of the security. A debt security typically has a fixed payment schedule that obligates the issuer to pay interest to the lender and to return the lender’s money over a certain time period. A company typically meets its payment obligations associated with its outstanding debt securities before it declares and pays any dividend to holders of its equity securities. Bonds, notes and commercial paper are examples of debt securities and differ in the length of the issuer’s principal repayment schedule, with bonds carrying the longest repayment schedule and commercial paper the shortest.
Debt securities are all generally subject to interest rate, credit, income and prepayment risks and, like all investments, are subject to liquidity and market risks to varying degrees depending upon the specific terms and type of security. The Adviser attempts to reduce credit and market risk through diversification of the Fund’s portfolio and ongoing credit analysis of each issuer, as well as by monitoring economic developments, but there can be no assurance that it will be successful at doing so.
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The Fund’s investments in debt securities may subject the Fund to the following risks:
Credit Risk. Debt securities are subject to the risk of an issuer’s (or other party’s) failure or inability to meet its obligations under the security. Multiple parties may have obligations under a debt security. An issuer or borrower may fail to pay principal and interest when due. A guarantor, insurer or credit support provider may fail to provide the agreed upon protection. A counterparty to a transaction may fail to perform its side of the bargain. An intermediary or agent interposed between the investor and other parties may fail to perform the terms of its service. Also, performance under a debt security may be linked to the obligations of other persons who may fail to meet their obligations. The credit risk associated with a debt security could increase to the extent that the Fund’s ability to benefit fully from its investment in the security depends on the performance by multiple parties of their respective contractual or other obligations. The market value of a debt security is also affected by the market’s perception of the creditworthiness of the issuer.
The Fund may incur substantial losses on debt securities that are inaccurately perceived to present a different amount of credit risk than they actually do by the market, the Adviser or the rating agencies. Credit risk is generally greater where less information is publicly available, where fewer covenants safeguard the investors’ interests, where collateral may be impaired or inadequate, where little legal redress or regulatory protection is available, or where a party’s ability to meet obligations is speculative. Additionally, any inaccuracy in the information used by the Fund to evaluate credit risk may affect the value of securities held by the Fund.
Obligations under debt securities held by the Fund may never be satisfied or, if satisfied, only satisfied in part.
Some securities are subject to risks as a result of a credit downgrade or default by a government, or its agencies or, instrumentalities. Credit risk is a greater concern for high-yield debt securities and debt securities of issuers whose ability to pay interest and principal may be considered speculative. Debt securities are typically classified as investment grade-quality (medium to highest credit quality) or below investment grade-quality (commonly referred to as high-yield or junk bonds). Many individual debt securities are rated by a third-party source, such as Moody’s Investors Service (“Moody’s”) or Standard & Poor’s Financial Services (“S&P®”), to help describe the creditworthiness of the issuer.
Credit Ratings Risk. The Adviser performs its own independent investment analysis of securities being considered for the Fund’s portfolio, which includes consideration of, among other things, the issuer’s financial resources, its sensitivity to economic conditions and trends, its operating history, the quality of the issuer’s management and regulatory matters. The Adviser also considers the ratings assigned by various investment services and independent rating agencies, such as Moody’s and S&P, that publish ratings based upon their assessment of the relative creditworthiness of the rated debt securities. Generally, a lower rating indicates higher credit risk. Higher yields are ordinarily available from debt securities in the lower rating categories. These ratings are described at the end of this SAI under “Description of Securities Ratings.”
Using credit ratings to evaluate debt securities can involve certain risks. For example, ratings assigned by the rating agencies are based upon an analysis completed at the time of the rating of the obligor’s ability to pay interest and repay principal. Rating agencies typically rely to a large extent on historical data which may not accurately represent present or future circumstances. Ratings do not purport to reflect the risk of fluctuations in market value of the debt security and are not absolute standards of quality and only express the rating agency’s current opinion of an obligor’s overall financial capacity to pay its financial obligations. A credit rating is not a statement of fact or a recommendation to purchase, sell or hold a debt obligation. Also, credit quality can change suddenly and unexpectedly, and credit ratings may not reflect the issuer’s current financial condition or events since the security was last rated. Rating agencies may have a financial interest in generating business, including from the arranger or issuer of the security that normally pays for that rating, and providing a low rating might affect the rating agency’s prospects for future business. While rating agencies have policies and procedures to address this potential conflict of interest, there is a risk that these policies will fail to prevent a conflict of interest from impacting the rating.
Extension Risk. The Fund is subject to extension risk, which is the risk that the market value of some debt securities, particularly mortgage securities and certain asset-backed securities, may be adversely affected when bond calls or prepayments on underlying mortgages or other assets are less or slower than anticipated. Extension risk may result from, for example, rising interest rates or unexpected developments in the markets for the underlying assets or mortgages. As a consequence, the security’s effective maturity will be extended, resulting in an increase in interest rate sensitivity to that of a longer-term instrument. Extension risk generally increases as interest rates rise. This is because, in a rising interest rate environment, the rate of prepayment and exercise of call or buy-back rights generally falls, and the rate of default and delayed payment generally rises. When the maturity of an investment is extended in a rising interest rate environment, a below-market interest rate is usually locked-in, and the value of the security reduced. This risk is greater for fixed-rate than variable-rate debt securities.
Income Risk. The Fund is subject to income risk, which is the risk that the Fund’s income will decline during periods of falling interest rates or when the Fund experiences defaults on debt securities it holds. The Fund’s income declines when interest rates fall because, as the Fund’s higher-yielding debt securities mature or are prepaid, the Fund must re-invest the proceeds in debt securities that have lower, prevailing interest rates. The amount and rate of distributions that the Fund’s shareholders receive are affected by the income that the Fund receives from its portfolio holdings. If the income is reduced, distributions by the Fund to shareholders may be less.
Fluctuations in income paid to the Fund are generally greater for variable rate debt securities. The Fund will be deemed to receive taxable income on certain securities which pay no cash payments until maturity, such as zero-coupon securities. The Fund may be
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required to sell portfolio securities that it would otherwise continue to hold in order to obtain sufficient cash to make the distribution to shareholders required for U.S. tax purposes.
Inflation Risk. The market price of debt securities generally falls as inflation increases because the purchasing power of the future income and repaid principal is expected to be worth less when received by the Fund. Debt securities that pay a fixed rather than variable interest rate are especially vulnerable to inflation risk because variable-rate debt securities may be able to participate, over the long term, in rising interest rates which have historically corresponded with long-term inflationary trends.
Interest Rate Risk. The market value of debt securities generally varies in response to changes in prevailing interest rates. Interest rate changes can be sudden and unpredictable. In addition, short-term and long-term rates are not necessarily correlated to each other as short-term rates tend to be influenced by government monetary policy while long-term rates are market driven and may be influenced by macroeconomic events (such as economic expansion or contraction), inflation expectations, as well as supply and demand. During periods of declining interest rates, the market value of debt securities generally increases. Conversely, during periods of rising interest rates, the market value of debt securities generally declines. This occurs because new debt securities are likely to be issued with higher interest rates as interest rates increase, making the old or outstanding debt securities less attractive. In general, the market prices of long-term debt securities or securities that make little (or no) interest payments are more sensitive to interest rate fluctuations than shorter-term debt securities. The longer the Fund’s average weighted portfolio duration, the greater the potential impact a change in interest rates will have on its share price. Also, certain segments of the fixed income markets, such as high quality bonds, tend to be more sensitive to interest rate changes than other segments, such as lower-quality bonds.
Prepayment Risk. Debt securities, especially bonds that are subject to “calls,” such as asset-backed or mortgage-backed securities, are subject to prepayment risk if their terms allow the payment of principal and other amounts due before their stated maturity. Amounts invested in a debt security that has been “called” or “prepaid” will be returned to an investor holding that security before expected by the investor. In such circumstances, the investor, such as the Fund, may be required to re-invest the proceeds it receives from the called or prepaid security in a new security which, in periods of declining interest rates, will typically have a lower interest rate. Prepayment risk is especially prevalent in periods of declining interest rates and will result for other reasons, including unexpected developments in the markets for the underlying assets or mortgages. For example, a decline in mortgage interest rates typically initiates a period of mortgage refinancings. When homeowners refinance their mortgages, the investor in the underlying pool of mortgage-backed securities (such as the Fund) receives its principal back sooner than expected, and must reinvest at lower, prevailing rates.
Securities subject to prepayment risk are often called during a declining interest rate environment and generally offer less potential for gains and greater price volatility than other income-bearing securities of comparable maturity.
Call risk is similar to prepayment risk and results from the ability of an issuer to call, or prepay, a debt security early. If interest rates decline enough, the debt security’s issuer can save money by repaying its callable debt securities and issuing new debt securities at lower interest rates.
Derivative Instruments
Certain derivative instruments used by the Fund may oblige the Fund to make payments or incur additional obligations in the future. Rule 18f-4 under the 1940 Act (“Rule 18f-4”) imposes limits on the amount of leverage risk to which a fund may be exposed through the use of such derivatives and requires the adoption of certain derivatives risk management measures. Under Rule 18f-4, a fund’s investment in such derivatives is limited through value-at-risk (“VaR”) testing. Specifically, the VaR of the fund’s portfolio may not exceed 200% of the VaR of a specific unleveraged designated reference portfolio using relative VaR testing (or 20% of the value of the fund’s net assets using absolute VaR testing). Generally, a fund whose derivatives exposure, including exposure obtained through the Fund’s Subsidiary (see “Subsidiary Risks” below), exceeds 10% of its net assets is required to establish and maintain a comprehensive derivatives risk management program, subject to oversight by a fund’s board of trustees, and appoint a derivatives risk manager. Funds whose derivatives exposure does not exceed 10% of their net assets may be considered limited derivatives users and are not required to comply with all of the conditions of Rule 18f-4, including the adoption of a derivatives risk management program and appointment of a derivatives risk manager, though they are required to adopt policies and procedures designed to manage derivatives risk.
Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate, or index, and may relate to bonds, interest rates, currencies, commodities, and related indexes. Examples of derivative instruments include futures contracts and options on futures contracts.
The Fund will use futures contracts in connection with the implementation of its investment strategies and in compliance with Rule 18f-4. The futures contracts in which the Fund expects to invest are considered commodity interests and will be held primarily in the Fund’s Subsidiary.
Swap Agreements. The Fund may utilize swap agreements in an attempt to gain exposure to the investments or commodities in a market without actually purchasing those investments or commodities, or to hedge a position. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a day to more than one-year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined
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investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a “notional amount,” (i.e., the return on or increase in value of a particular dollar amount invested in a basket of securities representing a particular index). Total return swaps are swap agreements in which one party makes payments based on a set rate, either fixed or variable, while the other party makes payments based on the return of an underlying asset, to seek exposure to certain investments or commodities.
Forms of swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap” interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified level, or “floor;” and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels.
The Fund’s obligations under a swap agreement will be accrued daily (offset against any amounts owing to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by segregating assets determined to be liquid. Obligations under swap agreements so covered will not be construed to be “senior securities” for purposes of the Fund’s investment restriction concerning senior securities. Because they are two-party contracts which may have terms of greater than seven days, swap agreements may be considered to be illiquid for purposes of the Fund’s illiquid investment limitations. The Fund will not enter into any swap agreement unless the Adviser believes that the other party to the transaction is creditworthy. The Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty.
The Fund may enter into swap agreements to invest in a market without owning or taking physical custody of the underlying investments or commodities in circumstances in which direct investment is restricted for legal reasons or is otherwise impracticable. The counterparty to any swap agreement will typically be a bank, investment banking firm or broker-dealer. The counterparty will generally agree to pay the Fund the amount, if any, by which the notional amount of the swap agreement would have increased in value had it been invested in the particular stocks, plus the dividends that would have been received on those stocks. The Fund will agree to pay to the counterparty a floating rate of interest on the notional amount of the swap agreement plus the amount, if any, by which the notional amount would have decreased in value had it been invested in such stocks. Therefore, the return to the Fund on any swap agreement should be the gain or loss on the notional amount plus dividends on the stocks less the interest paid by the Fund on the notional amount.
Swap agreements typically are settled on a net basis, which means that the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. Payments may be made at the conclusion of a swap agreement or periodically during its term. Other swap agreements, may require initial premium (discount) payments as well as periodic payments (receipts) related to the interest leg of the swap or to the default of a reference obligation. The Fund will earmark and reserve assets necessary to meet any accrued payment obligations when it is the buyer of a credit default swap.
If a swap counterparty defaults, the Fund’s risk of loss consists of the net amount of payments the Fund is contractually entitled to receive, if any, or the failure of the counterparty to deliver the underlying investments or commodities, depending on the nature of the swap. The net amount of the excess, if any, of the Fund’s obligations over its entitlements with respect to each equity swap will be accrued on a daily basis and an amount of cash or liquid assets, having an aggregate NAV at least equal to such accrued excess will be maintained in a segregated account by the Fund’s custodian.
The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid in comparison with the markets for other similar instruments, which are traded in the OTC market. The Adviser, under the supervision of the Board, is responsible for determining and monitoring the liquidity of Fund transactions in swap agreements.
The use of swap agreements is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If a counterparty’s creditworthiness declines, the value of the swap would likely decline. Moreover, there is no guarantee that the Fund could eliminate its exposure under an outstanding swap agreement by entering into an offsetting swap agreement with the same or another party.
Swaptions. A swaption is an OTC option that gives the purchaser of the option the right, but not the obligation, in return for payment of a premium to the seller, to enter into a previously negotiated swap, or to extend, terminate or otherwise modify the terms of an existing swap. The writer (seller) of a swaption receives premium payments from the purchaser and, in exchange, becomes obligated to enter into or modify an underlying swap upon the exercise of the option by the purchaser. When the Fund purchases a swaption, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised, plus any related transaction costs.
There can be no assurance that a liquid secondary market will exist for any particular swaption, or at any particular time, and the Fund may have difficulty affecting closing transactions in particular swaptions. Therefore, the Fund may have to exercise the options that it purchases in order to realize any profit and take delivery of the underlying swap. The Fund could then incur transaction costs upon the sale or closing out of the underlying swap. In the event that the swaption is exercised, the counterparty for such swaption would be the same counterparty with whom the Fund entered into the underlying swap.
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However, if the Fund writes (sells) a swaption, the Fund is bound by the terms of the underlying swap upon exercise of the option by the buyer, which may result in losses to the Fund in excess of the premium it received. Swaptions involve the risks associated with derivative instruments generally, as described above, as well as the additional risks associated with both options and swaps generally.
Options. An option is a contract that gives the purchaser of the option, in return for the premium paid, the right to buy an underlying reference instrument, such as a specified security, currency, index, or other instrument, from the writer of the option (in the case of a call option), or to sell a specified reference instrument to the writer of the option (in the case of a put option) at a designated price during the term of the option. The premium paid by the buyer of an option will reflect, among other things, the relationship of the exercise price to the market price and the volatility of the underlying reference instrument, the remaining term of the option, supply, demand, interest rates and/or currency exchange rates. An American-style put or call option may be exercised at any time during the option period while a European-style put or call option may be exercised only upon expiration or during a fixed period prior thereto. Put and call options are traded on national securities exchanges and in the OTC market.
Options traded on national securities exchanges are within the jurisdiction of the SEC or other appropriate national securities regulators, as are securities traded on such exchanges. As a result, many of the protections provided to traders on organized exchanges will be available with respect to such transactions. In particular, all option positions entered into on a national securities exchange in the United States are cleared and guaranteed by the Options Clearing Corporation, thereby reducing the risk of counterparty default. Furthermore, a liquid secondary market in options traded on a national securities exchange may be more readily available than in the OTC market, potentially permitting the Fund to liquidate open positions at a profit prior to exercise or expiration, or to limit losses in the event of adverse market movements. There is no assurance, however, that higher than anticipated trading activity or other unforeseen events might not temporarily render the capabilities of the Options Clearing Corporation inadequate, and thereby result in the exchange instituting special procedures which may interfere with the timely execution of the Fund’s orders to close out open options positions.
Purchasing Call and Put Options. As the buyer of a call option, the Fund has a right to buy the underlying reference instrument (e.g., a currency or security) at the exercise price at any time during the option period (for American-style options). The Fund may enter into closing sale transactions with respect to call options, exercise them, or permit them to expire. For example, the Fund may buy call options on underlying reference instruments that it intends to buy with the goal of limiting the risk of a substantial increase in their market price before the purchase is effected. Unless the price of the underlying reference instrument changes sufficiently, a call option purchased by the Fund may expire without any value to the Fund, in which case the Fund would experience a loss to the extent of the premium paid for the option plus related transaction costs.
As the buyer of a put option, the Fund has the right to sell the underlying reference instrument at the exercise price at any time during the option period (for American-style options). Like a call option, the Fund may enter into closing sale transactions with respect to put options, exercise them or permit them to expire. The Fund may buy a put option on an underlying reference instrument owned by the Fund (a protective put) as a hedging technique in an attempt to protect against an anticipated decline in the market value of the underlying reference instrument. Such hedge protection is provided only during the life of the put option when the Fund, as the buyer of the put option, is able to sell the underlying reference instrument at the put exercise price, regardless of any decline in the underlying instrument’s market price. The Fund also may seek to offset a decline in the value of the underlying reference instrument through appreciation in the value of the put option. A put option also may be purchased with the intent of protecting unrealized appreciation of an instrument when the Adviser deems it desirable to continue to hold the instrument because of tax or other considerations. The premium paid for the put option and any transaction costs would reduce any short-term capital gain that may be available for distribution when the instrument is eventually sold. Buying put options at a time when the buyer does not own the underlying reference instrument allows the buyer to benefit from a decline in the market price of the underlying reference instrument, which generally increases the value of the put option.
If a put option was not terminated in a closing sale transaction when it has remaining value, and if the market price of the underlying reference instrument remains equal to or greater than the exercise price during the life of the put option, the buyer would not make any gain upon exercise of the option and would experience a loss to the extent of the premium paid for the option plus related transaction costs. In order for the purchase of a put option to be profitable, the market price of the underlying reference instrument must decline sufficiently below the exercise price to cover the premium and transaction costs.
Writing Call and Put Options. Writing options may permit the writer to generate additional income in the form of the premium received for writing the option. The writer of an option may have no control over when the underlying reference instruments must be sold (in the case of a call option) or purchased (in the case of a put option) because the writer may be notified of exercise at any time prior to the expiration of the option (for American-style options). In general, though, options are infrequently exercised prior to expiration. Whether or not an option expires unexercised, the writer retains the amount of the premium. Writing “covered” call options means that the writer owns the underlying reference instrument that is subject to the call option. Call options also may be written on reference instruments that the writer does not own.
If the Fund writes a covered call option, any underlying reference instruments that are held by the Fund and are subject to the call option will be earmarked on the books of the Fund to satisfy its obligations under the option. The Fund will be unable to sell the underlying reference instruments that are subject to the written call option until it either effects a closing transaction with respect to the
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written call, or otherwise satisfies the conditions for release of the underlying reference instruments. As the writer of a covered call option, the Fund gives up the potential for capital appreciation above the exercise price of the option should the underlying reference instrument rise in value. If the value of the underlying reference instrument rises above the exercise price of the call option, the reference instrument will likely be “called away,” requiring the Fund to sell the underlying instrument at the exercise price. In that case, the Fund will sell the underlying reference instrument to the option buyer for less than its market value, and the Fund will experience a loss (which will be offset by the premium received by the Fund as the writer of such option). If a call option expires unexercised, the Fund will realize a gain in the amount of the premium received. If the market price of the underlying reference instrument decreases, the call option will not be exercised and the Fund will be able to use the amount of the premium received to hedge against the loss in value of the underlying reference instrument. The exercise price of a call option will be chosen based upon the expected price movement of the underlying reference instrument. The exercise price of a call option may be below, equal to (at-the-money), or above the current value of the underlying reference instrument at the time the option is written.
As the writer of a put option, the Fund has a risk of loss should the underlying reference instrument decline in value. If the value of the underlying reference instrument declines below the exercise price of the put option and the put option is exercised, the Fund, as the writer of the put option, will be required to buy the instrument at the exercise price, which will exceed the market value of the underlying reference instrument at that time. The Fund will incur a loss to the extent that the current market value of the underlying reference instrument is less than the exercise price of the put option. However, the loss will be offset in part by the premium received from the buyer of the put. If a put option written by the Fund expires unexercised, the Fund will realize a gain in the amount of the premium received.
Over-the-Counter Options. Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size and strike price, the terms of OTC options (options not traded on exchanges) generally are established through negotiation with the other party to the option contract. While this type of arrangement allows the Fund great flexibility to tailor the option to its needs, OTC options generally involve greater risk than exchange-traded options, which are guaranteed by the clearing organization of the exchanges where they are traded.
Closing Out Options (Exchange-Traded Options). If the writer of an option wants to terminate its obligation, the writer may effect a “closing purchase transaction” by buying an option of the same series as the option previously written. The effect of the purchase is that the clearing corporation will cancel the option writer’s position. However, a writer may not effect a closing purchase transaction after being notified of the exercise of an option. Likewise, the buyer of an option may recover all or a portion of the premium that it paid by effecting a “closing sale transaction” by selling an option of the same series as the option previously purchased and receiving a premium on the sale. There is no guarantee that either a closing purchase or a closing sale transaction may be made at a time desired by the Fund. Closing transactions allow the Fund to terminate its positions in written and purchased options. The Fund will realize a profit from a closing transaction if the price of the transaction is less than the premium received from writing the original option (in the case of written options) or is more than the premium paid by the Fund to buy the option (in the case of purchased options). For example, increases in the market price of a call option sold by the Fund will generally reflect increases in the market price of the underlying reference instrument. As a result, any loss resulting from a closing transaction on a written call option is likely to be offset in whole or in part by appreciation of the underlying instrument owned by the Fund.
The Fund’s options investments involve certain risks, including general risks related to derivative instruments. There can be no assurance that a liquid secondary market on an exchange will exist for any particular option, or at any particular time, and the Fund may have difficulty effecting closing transactions in particular options. Therefore, the Fund would have to exercise the options it purchased in order to realize any profit, thus taking or making delivery of the underlying reference instrument when not desired. The Fund could then incur transaction costs upon the sale of the underlying reference instruments. Similarly, when the Fund cannot effect a closing transaction with respect to a put option it wrote, and the buyer exercises, the Fund would be required to take delivery and would incur transaction costs upon the sale of the underlying reference instruments purchased. If the Fund, as a covered call option writer, is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying reference instrument until the option expires, the Fund delivers the underlying instrument upon exercise, or the Fund holds enough liquid assets to purchase the underlying reference instrument at the marked-to-market price during the term of the option. When trading options on non-U.S. exchanges or in the OTC market, many of the protections afforded to exchange participants will not be available. For example, there may be no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over an indefinite period of time.
Futures and Options on Futures Contracts. The Fund may enter into options on futures contracts. When the Fund purchases a futures contract, it agrees to purchase a specified underlying instrument at a specified future date. When the Fund sells a futures contract, it agrees to sell the underlying instrument at a specified future date. The price at which the purchase and sale will take place is fixed when the Fund enters into the contract. Futures can be held until their delivery dates, or can be closed out before then if a liquid secondary market is available.
The risk of loss in trading futures contracts or uncovered call options in some strategies (e.g., selling uncovered stock index futures contracts) is potentially unlimited. The Fund does not plan to use futures and options contracts in this way. The risk of a futures position may still be large as traditionally measured due to the low margin deposits required. In many cases, a relatively small price movement in a futures contract may result in immediate and substantial loss or gain to the investor relative to the size of a required
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margin deposit. The Fund, however, may utilize futures and options contracts in a manner designed to limit its risk exposure to levels comparable to direct investment in stocks.
There also is the risk of loss by the Fund of margin deposits in the event of bankruptcy of a broker with whom the Fund has an open position in the futures contract or option. The purchase of put or call options will be based upon predictions by the Fund as to anticipated trends, which predictions could prove to be incorrect.
The potential for loss related to the purchase of an option on a futures contract is limited to the premium paid for the option plus transaction costs. Because the value of the option is fixed at the point of sale, there are no daily cash payments by the purchaser to reflect changes in the value of the underlying contract; however, the value of the option changes daily and that change would be reflected in the NAV of the Fund. The potential for loss related to writing options may be unlimited.
Although the Fund intends to enter into futures contracts only if there is an active market for such contracts, there is no assurance that an active market will exist for the contracts at any particular time.
Developing Government Regulation of Derivatives. The regulation of certain derivatives is a rapidly changing area of law and is subject to modification by government and judicial action. In addition, the SEC, the CFTC, and the exchanges are authorized to take extraordinary actions in the event of a market emergency, including, for example, the implementation or reduction of speculative position limits, the implementation of higher margin requirements, the establishment of daily price limits and the suspension of trading.
It is not possible to predict fully the effects of current or future regulation. However, it is possible that developments in government regulation of various types of derivative instruments, such as speculative position limits on certain types of derivatives, or limits or restrictions on the counterparties with which the Fund engages in derivative transactions, may limit or prevent the Fund from using or limit the Fund’s use of these instruments effectively as a part of its investment strategy, and could adversely affect the Fund’s ability to achieve its investment goal(s). The Adviser will continue to monitor developments in the area, particularly to the extent regulatory changes affect the Fund’s ability to enter into desired swaps or futures. New requirements, even if not directly applicable to the Fund, may increase the cost of the Fund’s investments and cost of doing business.
Counterparty Credit Risk. The Fund is subject to counterparty credit risk with respect to its use of derivative transactions. If a counterparty to a derivatives contract becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the Fund may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding. The Fund may obtain only a limited recovery or may obtain no recovery in such circumstances. To partially mitigate this risk, the Adviser will seek to effect derivative transactions only with counterparties that it believes are creditworthy. However, there is no assurance that a counterparty will remain creditworthy or solvent.
Equity Securities
Equity securities, such as the common stock of an issuer, are subject to stock market fluctuations and therefore may experience volatile changes in value as market conditions, consumer sentiment or the financial condition of the issuers change. A decrease in value of the equity securities in the Fund’s portfolio may also cause the value of the Fund’s Shares to decline. An investment in the Fund should be made with an understanding of the risks inherent in an investment in equity securities, including the risk that the financial condition of issuers may become impaired or that the general condition of the stock market may deteriorate (either of which may cause a decrease in the value of the Fund’s portfolio securities and therefore a decrease in the value of Shares). Common stocks are susceptible to general stock market fluctuations and to volatile increases and decreases in value as market confidence and perceptions change. These investor perceptions are based on various and unpredictable factors, including expectations regarding government, economic, monetary, and fiscal policies; inflation and interest rates; economic expansion or contraction; and global or regional political, economic, or banking crises.
Holders of common stocks incur more risk than holders of preferred stocks and debt obligations because common stockholders, as owners of the issuer, generally have inferior rights to receive payments from the issuer in comparison with the rights of creditors or holders of debt obligations or preferred stocks. Further, unlike debt securities, which typically have a stated principal amount payable at maturity (whose value, however, is subject to market fluctuations prior thereto), or preferred stocks, which typically have a liquidation preference, and which may have stated optional or mandatory redemption provisions, common stocks have neither a fixed principal amount nor a maturity. Common stock values are subject to market fluctuations as long as the common stock remains outstanding.
Types of Equity Securities include:
Common Stocks — Common stocks represent units of ownership in a company. Common stocks usually carry voting rights and earn dividends. Unlike preferred stocks, which are described below, dividends on common stocks are not fixed but are declared at the discretion of the company’s board of directors.
Preferred Stocks — Preferred stocks also are units of ownership in a company. Preferred stocks normally have preference over common stocks in the payment of dividends and the liquidation of the company. However, in all other respects, preferred stocks are subordinated to the liabilities of the issuer. Unlike common stocks, preferred stocks are generally not entitled to vote on corporate
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matters. Types of preferred stocks include adjustable-rate preferred stock, fixed dividend preferred stock, perpetual preferred stock, and sinking fund preferred stock.
Generally, the market values of preferred stocks with a fixed dividend rate and no conversion element vary inversely with interest rates and perceived credit risk.
Rights and Warrants — A right is a privilege granted to existing shareholders of a corporation to subscribe to shares of a new issue of common stock before it is issued. Rights normally have a short life of usually two to four weeks, are freely transferable and entitle the holder to buy the new common stock at a lower price than the public offering price. Warrants are securities that are usually issued together with a debt security or preferred stock and that give the holder the right to buy a proportionate amount of common stock at a specified price. Warrants are freely transferable and are traded on major exchanges. Unlike rights, warrants normally have a life that is measured in years and entitles the holder to buy common stock of a company at a price that is usually higher than the market price at the time the warrant is issued. Corporations often issue warrants to make the accompanying debt security more attractive.
An investment in warrants and rights may entail greater risks than certain other types of investments. Generally, rights and warrants do not carry the right to receive dividends or exercise voting rights with respect to the underlying securities, and they do not represent any rights in the assets of the issuer. In addition, their value does not necessarily change with the value of the underlying securities, and they cease to have value if they are not exercised on or before their expiration date. Investing in rights and warrants increases the potential profit or loss to be realized from the investment as compared with investing the same amount in the underlying securities.
Large-Capitalization Companies — Investments in large-capitalization companies may go in and out of favor based on market and economic conditions and may underperform other market segments. Some large-capitalization companies may be unable to respond quickly to new competitive challenges, such as changes in technology and consumer tastes, and may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion. As such, returns on investments in stocks of large-capitalization companies could trail the returns on investments in stocks of small- and mid-capitalization companies.
Small- and Mid-Capitalization Companies — The securities of small- and mid-capitalization companies may be more vulnerable to adverse issuer, market, political, or economic developments than securities of larger-capitalization companies. The securities of small- and mid-capitalization companies generally trade in lower volumes and are subject to greater and more unpredictable price changes than larger capitalization stocks or the stock market as a whole. Some small- or mid-capitalization companies have limited product lines, markets, and financial and managerial resources and tend to concentrate on fewer geographical markets relative to larger capitalization companies. There is typically less publicly available information concerning small- and mid-capitalization companies than for larger, more established companies. Small- and mid-capitalization companies also may be particularly sensitive to changes in interest rates, government regulation, borrowing costs, and earnings.
Tracking Stocks — A tracking stock is a separate class of common stock whose value is linked to a specific business unit or operating division within a larger company and which is designed to “track” the performance of such business unit or division. The tracking stock may pay dividends to shareholders independent of the parent company. The parent company, rather than the business unit or division, generally is the issuer of tracking stock. However, holders of the tracking stock may not have the same rights as holders of the company’s common stock.
Exchange-Traded Products
The Fund may invest in new ETPs or ETPs that have not yet established a deep trading market at the time of investment. Shares of such ETPs may experience limited trading volume and less liquidity, in which case the “spread” (the difference between bid price and ask price) may be higher.
•Digital Asset Exchange-Traded Products. “Digital Asset Exchange-Traded Products” are (i) exchange-traded pooled investment vehicles that invest directly in a digital asset and are not registered as investment companies under the 1940 Act and thus do not provide the protection of the 1940 Act (e.g., “spot” bitcoin or ether ETPs), and (ii) exchange-traded pooled investment vehicles that only invest indirectly in a digital asset and seek to track the price movement of the digital asset or a digital asset index which may be registered as investment companies under the 1940 Act. These products are long-only and passively managed with a mandate to track the price movement of the digital asset or a digital asset index. The spot Digital Asset Exchange-Traded Products seek to reflect the performance of the value of the underlying digital asset as represented by an index. In seeking to achieve their investment objectives, the spot Digital Asset Exchange-Traded Products will hold digital assets and will value their shares daily based on the value of the underlying digital asset as reflected by such index, which is an independently calculated value based on an aggregation of executed trade flow of major digital asset spot exchanges. The Digital Asset Exchange-Traded Products which invest indirectly in digital assets seek to track the performance of the underlying digital asset through investment in derivatives that reference the performance of a fund or index tied to the underlying digital asset.
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Illiquid Investments
The Fund may not acquire any illiquid investment if, immediately after the acquisition, the Fund would have invested more than 15% of its net assets in illiquid investments. An illiquid investment means any investment that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. If illiquid investments exceed 15% of the Fund’s net assets, certain remedial actions will be taken as required by Rule 22e-4 under the 1940 Act and the Fund’s policies and procedures.
The Fund may not be able to sell illiquid securities when the Adviser considers it desirable to do so or may have to sell such securities at a price that is lower than the price that could be obtained if the securities were more liquid. In addition, the sale of illiquid securities also may require more time and may result in higher dealer discounts and other selling expenses than does the sale of securities that are not illiquid. Illiquid securities also may be more difficult to value due to the unavailability of reliable market quotations for such securities, and investment in illiquid securities may have an adverse impact on NAV.
Investment Company Securities
The Fund may invest in the securities of other investment companies, including ETFs, mutual funds, and money market funds, subject to applicable limitations under Section 12(d)(1) of the 1940 Act and the rules thereunder. Pursuant to Section 12(d)(1), the Fund may invest in the securities of another investment company (the “acquired company”) provided that the Fund, immediately after such purchase or acquisition, does not own in the aggregate: (i) more than 3% of the total outstanding voting stock of the acquired company; (ii) securities issued by the acquired company having an aggregate value in excess of 5% of the value of the total assets of the Fund; or (iii) securities issued by the acquired company and all other investment companies (other than treasury stock of the Fund) having an aggregate value in excess of 10% of the value of the total assets of the Fund. Under certain circumstances, including in compliance with Rule 12d1-4 under the 1940 Act, the Fund may invest its assets in securities of investment companies, including money market funds, in excess of the limits discussed above.
Investing in another pooled vehicle exposes the Fund to all the risks of that pooled vehicle. In addition, if the Fund invests in and, thus, is a shareholder of, another investment company, the Fund’s shareholders will indirectly bear the Fund’s proportionate share of the fees and expenses paid by such other investment company, including advisory fees, in addition to both the management fees payable directly by the Fund to the Fund’s own investment adviser and the other expenses that the Fund bears directly in connection with the Fund’s own operations.
Non-U.S. Securities
The Fund may invest in non-U.S. securities. Investments in non-U.S. securities involve certain risks that may not be present in investments in U.S. securities. For example, non-U.S. securities may be subject to currency risks or to foreign government taxes. There may be less information publicly available about a non-U.S. issuer than about a U.S. issuer, and a foreign issuer may or may not be subject to uniform accounting, auditing and financial reporting standards and practices comparable to those in the U.S. Other risks of investing in such securities include political or economic instability in the country involved, the difficulty of predicting international trade patterns and the possibility of imposition of exchange controls. The prices of such securities may be more volatile than those of domestic securities. With respect to certain foreign countries, there is a possibility of expropriation of assets or nationalization, imposition of withholding taxes on dividend or interest payments, difficulty in obtaining and enforcing judgments against foreign entities or diplomatic developments which could affect investment in these countries. Losses and other expenses may be incurred in converting between various currencies in connection with purchases and sales of foreign securities. Since foreign exchanges may be open on days when the Fund does not price its Shares, the value of the securities in the Fund’s portfolio may change on days when shareholders will not be able to purchase or sell the Fund’s Shares. Conversely, Shares may trade on days when foreign exchanges are closed. Each of these factors can make investments in the Fund more volatile and potentially less liquid than other types of investments.
Non-U.S. stock markets may not be as developed or efficient as, and may be more volatile than, those in the U.S. While the volume of shares traded on non-U.S. stock markets generally has been growing, such markets usually have substantially less volume than U.S. markets. Therefore, the Fund’s investment in non-U.S. equity securities may be less liquid and subject to more rapid and erratic price movements than comparable securities listed for trading on U.S. exchanges. Non-U.S. equity securities may trade at price/earnings multiples higher than comparable U.S. securities and such levels may not be sustainable. There may be less government supervision and regulation of foreign stock exchanges, brokers, banks and listed companies abroad than in the U.S. Moreover, settlement practices for transactions in foreign markets may differ from those in U.S. markets. Such differences may include delays beyond periods customary in the U.S. and practices, such as delivery of securities prior to receipt of payment, that increase the likelihood of a failed settlement, which can result in losses to the Fund. The value of non-U.S. investments and the investment income derived from them also may be affected unfavorably by changes in currency exchange control regulations. Foreign brokerage commissions, custodial expenses and other fees also are generally higher than for securities traded in the U.S. This may cause the Fund to incur higher portfolio transaction costs than domestic equity funds. Fluctuations in exchange rates also may affect the earning power and asset value of the foreign entity issuing a security, even one denominated in U.S. dollars. Dividend and interest payments may be repatriated based on the exchange rate at the time of disbursement, and restrictions on capital flows may be imposed.
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•Investments in Europe. Most developed countries in Western Europe are members of the European Union (“EU”), and many are also members of the European Monetary Union (EMU), which requires compliance with restrictions on inflation rates, deficits, and debt levels. Unemployment in certain European nations is historically high and several countries face significant debt problems. These conditions can significantly affect every country in Europe. The euro is the official currency of the EU. The Fund, through its investments in Europe, may have significant exposure to the euro and events affecting the euro. Recent market events affecting several of the EU member countries have adversely affected the sovereign debt issued by those countries, and ultimately may lead to a decline in the value of the euro. A significant decline in the value of the euro may produce unpredictable effects on trade and commerce generally and could lead to increased volatility in financial markets worldwide.
On January 31, 2020, the United Kingdom formally withdrew from the EU (commonly referred to as “Brexit”) and, following an 11-month transition period, left the EU single market and customs union under the terms of a new trade agreement on December 31, 2020. The agreement governs the new relationship between the United Kingdom and EU with respect to trading goods and services, but critical aspects of the relationship remain unresolved and subject to further negotiation and agreement. The full scope and nature of the consequences of the exit are not at this time known and are unlikely to be known for a significant period of time, but may include negative impacts, such as increased volatility and illiquidity, potentially lower economic growth in markets in the United Kingdom, Europe, and globally, and changes in legal and regulatory regimes to which certain Fund assets are or become subject, any of which may adversely affect the value of Fund investments. It is also unknown whether the United Kingdom’s exit will increase the likelihood of other countries also departing the EU.
Other Short-Term Instruments
The Fund may invest in short-term instruments, including money market instruments, on an ongoing basis to provide liquidity or for other reasons. Money market instruments are generally short-term investments that may include but are not limited to: (i) shares of money market funds; (ii) obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities (including government-sponsored enterprises); (iii) negotiable certificates of deposit (“CDs”), bankers’ acceptances, fixed time deposits and other obligations of U.S. and foreign banks (including foreign branches) and similar institutions; (iv) commercial paper rated at the date of purchase “Prime-1” by Moody’s or “A‑1” by S&P or, if unrated, of comparable quality as determined by the Adviser; (v) non-convertible corporate debt securities (e.g., bonds and debentures) with remaining maturities at the date of purchase of not more than 397 days and that satisfy the rating requirements set forth in Rule 2a-7 under the 1940 Act; and (vi) short-term U.S. dollar-denominated obligations of foreign banks (including U.S. branches) that, in the opinion of the Adviser, are of comparable quality to obligations of U.S. banks which may be purchased by the Fund. Any of these instruments may be purchased on a current or a forward-settled basis. Money market instruments also include shares of money market funds. Time deposits are non-negotiable deposits maintained in banking institutions for specified periods of time at stated interest rates. Bankers’ acceptances are time drafts drawn on commercial banks by borrowers, usually in connection with international transactions.
Repurchase Agreements
The Fund may invest in repurchase agreements with commercial banks, brokers, or dealers to generate income from its excess cash balances and to invest in securities lending cash collateral. A repurchase agreement is an agreement under which the Fund acquires a financial instrument (e.g., a security issued by the U.S. government or an agency thereof, a banker’s acceptance or a certificate of deposit) from a seller, subject to resale to the seller at an agreed upon price and date (normally, the next Business Day). A repurchase agreement may be considered a loan collateralized by securities. The resale price reflects an agreed upon interest rate effective for the period the instrument is held by the Fund and is unrelated to the interest rate on the underlying instrument.
In these repurchase agreement transactions, the securities acquired by the Fund (including accrued interest earned thereon) must have a total value in excess of the value of the repurchase agreement and are held by the Custodian until repurchased. No more than an aggregate of 15% of the Fund’s net assets will be invested in illiquid investments, including repurchase agreements having maturities longer than seven days and securities subject to legal or contractual restrictions on resale, or for which there are no readily available market quotations.
The use of repurchase agreements involves certain risks. For example, if the other party to the agreement defaults on its obligation to repurchase the underlying security at a time when the value of the security has declined, the Fund may incur a loss upon disposition of the security. If the other party to the agreement becomes insolvent and subject to liquidation or reorganization under the U.S. Bankruptcy Code or other laws, a court may determine that the underlying security is collateral for a loan by the Fund not within the control of the Fund and, therefore, the Fund may not be able to substantiate its interest in the underlying security and may be deemed an unsecured creditor of the other party to the agreement.
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Reverse Repurchase Agreements
The Fund may enter into reverse repurchase agreements, which involve the sale of securities held by the Fund subject to its agreement to repurchase the securities at an agreed-upon date or upon demand and at a price reflecting a market rate of interest. Reverse repurchase agreements may be entered into only with banks or securities dealers or their affiliates. While a reverse repurchase agreement is outstanding, the Fund will, for all of its reverse repurchase agreements, either (i) consistent with Section 18 of the 1940 Act, maintain asset coverage of at least 300% of the value of the repurchase agreement or (ii) treat the reverse repurchase agreement as a derivatives transaction for purposes of Rule 18f-4, including, as applicable, the VaR-based limit on leverage risk.
Reverse repurchase agreements involve the risk that the buyer of the securities sold by the Fund might be unable to deliver them when the Fund seeks to repurchase. If the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the buyer or trustee or receiver may receive an extension of time to determine whether to enforce the Fund’s obligation to repurchase the securities, and the Fund’s use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision.
Securities Lending
The Fund may lend portfolio securities in an amount up to one-third of its total assets to brokers, dealers and other financial institutions. In a portfolio securities lending transaction, the Fund receives from the borrower an amount equal to the interest paid or the dividends declared on the loaned securities during the term of the loan as well as the interest on the collateral securities, less any fees (such as finders or administrative fees) the Fund pays in arranging the loan. The Fund may share the interest it receives on the collateral securities with the borrower. The terms of the Fund’s loans permit it to reacquire loaned securities on five business days’ notice or in time to vote on any important matter. Loans are subject to termination at the option of the Fund or borrower at any time, and the borrowed securities must be returned when the loan is terminated. The Fund may pay fees to arrange for securities loans.
The SEC currently requires that the following conditions must be met whenever the Fund’s portfolio securities are loaned: (1) the Fund must receive at least 100% cash collateral from the borrower; (2) the borrower must increase such collateral whenever the market value of the securities rises above the level of such collateral; (3) the Fund must be able to terminate the loan at any time; (4) the Fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions on the loaned securities, and any increase in market value; (5) the Fund may pay only reasonable custodian fees approved by the Board in connection with the loan; (6) while voting rights on the loaned securities may pass to the borrower, the Board must terminate the loan and regain the right to vote the securities if a material event adversely affecting the investment occurs; and (7) the Fund may not loan its portfolio securities so that the value of the loaned securities is more than one-third of its total asset value, including collateral received from such loans. These conditions may be subject to future modification. Such loans will be terminable at any time upon specified notice. The Fund might experience the risk of loss if the institution with which it has engaged in a portfolio loan transaction breaches its agreement with the Fund. In addition, the Fund will not enter into any portfolio security lending arrangement having a duration of longer than one year. The principal risk of portfolio lending is potential default or insolvency of the borrower. In either of these cases, the Fund could experience delays in recovering securities or collateral or could lose all or part of the value of the loaned securities. As part of participating in a lending program, the Fund may be required to invest in collateralized debt or other securities that bear the risk of loss of principal. In addition, all investments made with the collateral received are subject to the risks associated with such investments. If such investments lose value, the Fund will have to cover the loss when repaying the collateral.
Any loans of portfolio securities are fully collateralized based on values that are marked-to-market daily. Any securities that the Fund may receive as collateral will not become part of the Fund’s investment portfolio at the time of the loan and, in the event of a default by the borrower, the Fund will, if permitted by law, dispose of such collateral except for such part thereof that is a security in which the Fund is permitted to invest. During the time securities are on loan, the borrower will pay the Fund any accrued income on those securities, and the Fund may invest the cash collateral and earn income or receive an agreed-upon fee from a borrower that has delivered cash-equivalent collateral.
Subsidiary Risks
The Fund may invest up to 25% of its assets in a subsidiary that is wholly-owned by the Fund and organized under the laws of the Cayman Islands (the “Subsidiary”). The Fund is the sole shareholder of the Subsidiary and does not expect shares of the Subsidiary to be offered or sold to other investors.
The Fund will invest in the Subsidiary in order to gain exposure to the investment returns within the limitations of the federal tax law requirements applicable to RICs. The Subsidiary may invest, to a greater extent than the Fund, in crypto asset-related investments and derivative instruments, including futures contracts, swap agreements, structured notes, as well as other instruments intended to serve as margin or collateral for these derivative instruments. The Subsidiary may invest in any type of investment in which the Fund is permitted to invest, as described in the Prospectus and this SAI. The Fund’s investment in the Subsidiary will not exceed 25% of the value of the Fund’s total assets (notwithstanding any subsequent market appreciation in the Subsidiary’s value). Asset limitations are imposed by the Code and are measured at each taxable year and quarter end. The Adviser also serves as the investment adviser to the Subsidiary.
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The Subsidiary is not registered under the 1940 Act but will be subject to certain protections of the 1940 Act with respect to the Fund, as described in this SAI. All of the Fund’s investments in the Subsidiary will be subject to the investment policies and restrictions of the Fund, including those related to leverage, collateral requirements, and liquidity. In addition, the valuation and brokerage policies of the Fund will be applied to the Subsidiary. The Fund’s investments in the Subsidiary are not subject to all investor protection provisions of the 1940 Act. To the extent applicable, the Subsidiary otherwise is subject to the same fundamental investment restrictions as the Fund and, in particular, to the same requirements relating to portfolio leverage, liquidity, and the timing and method of valuation of portfolio investments and Fund shares. Accordingly, references in this SAI to the Fund may also include the Subsidiary. By investing in the Subsidiary, the Fund may be considered to be investing indirectly in the same investments as the Subsidiary and is indirectly exposed to the risk associated with those investments. Because the Fund is the sole investor in the Subsidiary, it is not likely that the Subsidiary will take any action that is contrary to the interests of the Fund and its shareholders.
The Subsidiary has a board of directors that oversees its activities. The Subsidiary has entered into a separate investment advisory agreement with the Adviser. The Subsidiary also has entered into agreements with the Fund’s service providers for the provision of administrative, accounting, transfer agency, and custody services.
The Subsidiary is subject to regulation as a commodity pool under the Commodity Exchange Act and the CFTC rules and regulations. The Adviser serves as the Commodity Pool Operator (“CPO”) of the Subsidiary. The Adviser is currently registered as a CPO with the CFTC and is a member of the National Futures Association (“NFA”). There is no assurance that the Adviser will remain a registered CPO with respect to the Subsidiary, or that the Subsidiary will remain a commodity pool to the extent that one or more exclusions or exemptions are available under applicable CFTC regulations. The Adviser currently does not rely on an exclusion from the definition of CPO in CFTC Rule 4.5 with respect to the Fund. The Adviser is subject to dual regulation by the CFTC and the SEC. The CFTC adopted regulations that seek to “harmonize” CFTC regulations with overlapping SEC rules and regulations. The Adviser has availed itself of the CFTC’s substituted compliance option under the harmonization regulations pursuant to CFTC Regulation 4.12(c) with respect to the Fund by filing a notice with the NFA. The Adviser will remain subject to certain CFTC-mandated disclosure, reporting, and recordkeeping regulations.
The financial information of the Subsidiary will be consolidated into the Fund’s financial statements, as contained within the Fund’s Form N-CSR Filing.
Regulatory changes, including changes in the laws of the U.S. or the Cayman Islands, could result in the inability of the Fund and/or the Subsidiary to operate as described in the Fund’s Prospectus and this SAI. Such changes could potentially impact the Fund’s ability to implement its investment strategy and could result in decreased investment returns. In addition, in the event changes to the laws of the Cayman Islands require the Subsidiary to pay taxes to a governmental authority, the Fund would be likely to suffer decreased returns.
A U.S. person, including the Fund, who owns (directly or indirectly) 10% or more of the total combined voting power of all classes of stock of 10% or more of the total value of shares of all classes of stock of a foreign corporation is a “U.S. Shareholder” for purposes of the controlled foreign corporation (“CFC”) provisions of the Code. A CFC is a foreign corporation that, on any day of its taxable year, is owned (directly, indirectly, or constructively) more than 50% (measured by voting power or value) by U.S. Shareholders. Because of its investment in the Subsidiary, the Fund is a U.S. Shareholder in a CFC. As a U.S. Shareholder, the Fund is required to include in gross income for U.S. federal income tax purposes for each taxable year of the Fund its pro rata share of its CFC’s “Subpart F” income (discussed further below) and any “net CFC tested income” (“NCTI”) for the CFC’s taxable year ending within the Fund’s taxable year whether or not such income is actually distributed by the CFC. NCTI generally includes the active operating profits of the CFC.
In order to qualify as a RIC under Subchapter M of the Code and be eligible to receive “pass-through” tax treatment, the Fund must, among other things, meet certain requirements regarding the source of its income, the diversification of its assets and the distribution of its income. Under the source of income test, at least 90% of a RIC’s gross income each year must be “qualifying income,” which generally consists of dividends, interest, gains on investment assets and certain other categories of investment income. Qualifying income generally does not include income derived directly from certain investments, which may include XRP-related investments. The Fund’s investment in the Subsidiary is intended to provide the Fund with exposure to XRP-related investments within the limitations of the Code such that the Fund continues to qualify as a RIC. The “Subpart F” income (defined in Section 951 of the Code to include passive income) of the Fund attributable to its investment in the Subsidiary is “qualifying income” to the Fund to the extent that such income is derived with respect to the Fund’s business of investing in stock, securities, or currencies. The Fund expects its “Subpart F” income attributable to its investment in the Subsidiary to be derived with respect to the Fund’s business of investing in stock, securities, or currencies and to be treated as “qualifying income.” The Adviser will carefully monitor the Fund’s investments in the Subsidiary to ensure that no more than 25% of the Fund’s assets are invested in the Subsidiary.
Subpart F income and NCTI are treated as ordinary income, regardless of the character of the CFC’s underlying income. Net losses incurred by a CFC during a tax year do not flow through to the Fund and thus will not be available to offset income or capital gain generated from the Fund’s other investments. In addition, net losses incurred by a CFC during a tax year generally cannot be carried forward by the CFC to offset gains realized by it in subsequent taxable years. To the extent the Fund invests in the Subsidiary and recognizes “Subpart F” income or NCTI in excess of actual cash distributions from the Subsidiary, if any, the Fund may be required to sell assets (including when it is not advantageous to do so) to generate the cash necessary to distribute as dividends to its shareholders
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all of its income and gains and therefore to eliminate any tax liability at the Fund level. “Subpart F” income also includes the excess of gains over losses from transactions (including futures, forwards and other similar transactions) in commodities.
The Fund’s recognition of any “Subpart F” income or NCTI from an investment in the Subsidiary will increase the Fund’s tax basis in the Subsidiary. Distributions by the Subsidiary to the Fund, including in redemption of the Subsidiary’s shares, will be tax free, to the extent of the Subsidiary’s previously undistributed “Subpart F” income or NCTI, and will correspondingly reduce the Fund’s tax basis in the Subsidiary, and any distributions in excess of the Fund’s tax basis in the Subsidiary will be treated as realized gain. Any losses with respect to the Fund’s shares of the Subsidiary will not be currently recognized. The Fund’s investment in the Subsidiary will potentially have the effect of accelerating the Fund’s recognition of income and causing its income to be treated as ordinary income, regardless of the character of the Subsidiary’s income. If a net loss is realized by the Subsidiary, such loss is generally not available to offset the income earned by the Fund. In addition, the net losses incurred during a taxable year by the Subsidiary cannot be carried forward by the Subsidiary to offset gains realized by it in subsequent taxable years. The Fund will not receive any credit in respect of any non-U.S. tax borne by the Subsidiary.
The federal income tax treatment of the Fund’s income from the Subsidiary also may be negatively affected by future legislation, Treasury Regulations (proposed or final), and/or other Internal Revenue Service (“IRS”) guidance or authorities that could affect the character, timing of recognition, and/or amount of the Fund’s investment company taxable income and/or net capital gains and, therefore, the distributions it makes. If the Fund failed the source of income test for any taxable year but was eligible to and did cure the failure, it could incur potentially significant additional federal income tax expenses. If, on the other hand, the Fund failed to qualify as a RIC for any taxable year and was ineligible to or otherwise did not cure the failure, it would be subject to federal income tax at the fund level on its taxable income at the regular corporate tax rate (without reduction for distributions to shareholders), with the consequence that its income available for distribution to shareholders would be reduced and distributions from its current or accumulated earnings and profits would generally be taxable to its shareholders as dividend income.
Tax Risks
As with any investment, you should consider how your investment in Shares will be taxed. The tax information in the Prospectus and this SAI is provided as general information. You should consult your own tax professional about the tax consequences of an investment in Shares.
The Fund intends to qualify annually to be treated as a RIC under the Code. To qualify as a RIC under the Code, the Fund must invest in assets which produce the types of income specified in the Code and the Treasury regulations (“Qualifying Income”). Whether the income from certain XRP-related investments, derivatives, swaps, commodity-linked derivatives and other commodity/crypto asset-related securities, including income from the Fund’s investment in the Subsidiary, is Qualifying Income is not entirely clear. The Fund’s investment in the Subsidiary is expected to provide the Fund with exposure to XRP-related investments within the limitations of the Code for qualification as a RIC, but there is a risk that the IRS could assert that the income derived from the Fund’s investment in the Subsidiary and certain XRP-related investments will not be considered Qualifying Income. For more information on the tax risks related to the Subsidiary, see the section “Subsidiary Risks,” above.
An investment in the Subsidiary generally may not exceed 25% of the value of the Fund’s total assets at the end of each quarter of the Fund’s taxable year. If the Subsidiary does exceed 25% of the value of the Fund’s total assets, in any quarter, the Fund may fail to qualify as a RIC under the Code. See “Federal Income Taxes” below for additional information related to these restrictions.
In addition, the Fund’s transactions in financial instruments, including, but not limited to, options, futures contracts, and hedging transactions, will be subject to special tax rules (which may include mark-to-market, constructive sale, wash sale, and short sale rules), the effect of which may be to accelerate income to the Fund, defer losses to the Fund, cause adjustments in the holding periods of the Fund’s securities, convert long-term capital gains into short-term capital gains or convert short-term capital losses into long-term capital losses. These rules could, therefore, affect the amount, timing and character of distributions to the Fund’s shareholders. The Fund’s use of such transactions may result in it realizing more short-term capital gains and ordinary income, in each case subject to U.S. federal income tax at higher ordinary income tax rates, than it would if it did not engage in such transactions.
As with any investment, you should consider how your investment in Shares will be taxed. The tax information in the Prospectus and this SAI is provided as general information. You should consult your own tax professional about the tax consequences of an investment in Shares.
U.S. Government Securities
The Fund may invest in U.S. government securities. Securities issued or guaranteed by the U.S. government, or its agencies or instrumentalities include U.S. Treasury securities, which are backed by the full faith and credit of the U.S. Treasury, and which differ only in their interest rates, maturities, and times of issuance. U.S. Treasury bills have initial maturities of one-year or less; U.S. Treasury notes have initial maturities of one to ten years; and U.S. Treasury bonds generally have initial maturities of greater than ten years. Certain U.S. government securities are issued or guaranteed by agencies or instrumentalities of the U.S. government including, but not limited to, obligations of U.S. government agencies or instrumentalities such as the Federal National Mortgage Association (“Fannie Mae”), the Government National Mortgage Association (“Ginnie Mae”), the Small Business Administration, the Federal Farm Credit Administration, the Federal Home Loan Banks, Banks for Cooperatives (including the Central Bank for Cooperatives),
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the Federal Land Banks, the Federal Intermediate Credit Banks, the Tennessee Valley Authority, the Export-Import Bank of the United States, the Commodity Credit Corporation, the Federal Financing Bank, the Student Loan Marketing Association, the National Credit Union Administration and the Federal Agricultural Mortgage Corporation.
Some obligations issued or guaranteed by U.S. government agencies and instrumentalities, including, for example, Ginnie Mae pass- through certificates, are supported by the full faith and credit of the U.S. Treasury. Other obligations issued by or guaranteed by federal agencies, such as those securities issued by Fannie Mae, are supported by the discretionary authority of the U.S. government to purchase certain obligations of the federal agency, while other obligations issued by or guaranteed by federal agencies, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Treasury. While the U.S. government provides financial support to such U.S. government-sponsored federal agencies, no assurance can be given that the U.S. government will always do so, since the U.S. government is not so obligated by law. U.S. Treasury notes and bonds typically pay coupon interest semi-annually and repay the principal at maturity.
On September 7, 2008, the U.S. Treasury announced a federal takeover of Fannie Mae and the Federal Home Loan Mortgage Corporation (“Freddie Mac”), placing the two federal instrumentalities in conservatorship. Under the takeover, the U.S. Treasury agreed to acquire $1 billion of senior preferred stock of each instrumentality and obtained warrants for the purchase of common stock of each instrumentality (the “Senior Preferred Stock Purchase Agreement” or “Agreement”). Under the Agreement, the U.S. Treasury pledged to provide up to $200 billion per instrumentality as needed, including the contribution of cash capital to the instrumentalities in the event their liabilities exceed their assets. This was intended to ensure that the instrumentalities maintain a positive net worth and meet their financial obligations, preventing mandatory triggering of receivership. On December 24, 2009, the U.S. Treasury announced that it was amending the Agreement to allow the $200 billion cap on the U.S. Treasury’s funding commitment to increase as necessary to accommodate any cumulative reduction in net worth over the next three years. As a result of this Agreement, the investments of holders, including the Fund, of mortgage-backed securities and other obligations issued by Fannie Mae and Freddie Mac are protected.
The total public debt of the United States as a percentage of gross domestic product has grown rapidly since the beginning of the 2008-2009 financial downturn. Although high debt levels do not necessarily indicate or cause economic problems, they may create certain systemic risks if sound debt management practices are not implemented. A high national debt can raise concerns that the U.S. government will not be able to make principal or interest payments when they are due. In August 2011, S&P lowered its long-term sovereign credit rating on the U.S. In explaining the downgrade at that time, S&P cited, among other reasons, controversy over raising the statutory debt limit and growth in public spending. In August 2023, Fitch Ratings also downgraded its U.S. debt rating from AAA to AA+, citing expected fiscal deterioration over the next three years and repeated down-to-the-wire debt ceiling negotiations. In May 2025, Moody’s lowered the long-term issuer rating of the U.S. to Aa1 from Aaa to reflect over a decade of increasing government debt and high interest payment ratios relative to similarly rated sovereigns.
An increase in national debt levels also may necessitate the need for the U.S. Congress to negotiate adjustments to the statutory debt ceiling to increase the cap on the amount the U.S. government is permitted to borrow to meet its existing obligations and finance current budget deficits. Future downgrades could increase volatility in domestic and foreign financial markets, result in higher interest rates, lower prices of U.S. Treasury securities and increase the costs of different kinds of debt. Any controversy or ongoing uncertainty regarding the statutory debt ceiling negotiations may impact the U.S. long-term sovereign credit rating and may cause market uncertainty. As a result, market prices and yields of securities supported by the full faith and credit of the U.S. government may be adversely affected.
When-Issued Securities
A when-issued security is one whose terms are available and for which a market exists, but which has not been issued. When the Fund engages in when-issued transactions, it relies on the other party to consummate the sale. If the other party fails to complete the sale, the Fund may miss the opportunity to obtain the security at a favorable price or yield.
When purchasing a security on a when-issued basis, the Fund assumes the rights and risks of ownership of the security, including the risk of price and yield changes. At the time of settlement, the value of the security may be more or less than the purchase price. The yield available in the market when the delivery takes place also may be higher than those obtained in the transaction itself. Because the Fund does not pay for the security until the delivery date, these risks are in addition to the risks associated with its other investments.
Decisions to enter into “when-issued” transactions will be considered on a case-by-case basis when necessary to maintain continuity in a company’s index membership.
INVESTMENT RESTRICTIONS
The Trust has adopted the following investment restrictions as fundamental policies with respect to the Fund. These restrictions cannot be changed with respect to the Fund without the approval of the holders of a majority of the Fund’s outstanding voting securities. For the purposes of the 1940 Act, a “majority of outstanding shares” means the vote of the lesser of: (1) 67% or more of the voting securities of the Fund present at the meeting if the holders of more than 50% of the Fund’s outstanding voting securities are present or represented by proxy; or (2) more than 50% of the outstanding voting securities of the Fund.
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Except with the approval of a majority of the outstanding voting securities, the Fund may not:
1.Borrow money or issue senior securities (as defined under the 1940 Act), except to the extent permitted under the 1940 Act.
2.Make loans, except to the extent permitted under the 1940 Act.
3.Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments, except to the extent permitted under the 1940 Act. This shall not prevent the Fund from investing in securities or other instruments backed by real estate, real estate investment trusts (“REITs”), or securities of companies engaged in the real estate business.
4.Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments, except to the extent permitted under the 1940 Act. This shall not prevent the Fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities.
5.Underwrite securities issued by other persons, except to the extent permitted under the 1940 Act.
6.Concentrate its investments (i.e., hold more than 25% of its total assets) in any industry or group of industries, except that the Fund may invest more than 25% of its total assets in investments that provide exposure to the price performance of XRP. For purposes of this limitation, securities of the U.S. government (including its agencies and instrumentalities), repurchase agreements collateralized by U.S. government securities, registered investment companies, and tax-exempt securities of state or municipal governments and their political subdivisions are not considered to be issued by members of any industry.
In addition to the investment restrictions adopted as fundamental policies as set forth above, the Fund has adopted the following non-fundamental restriction, which may be changed without a shareholder vote upon 60 days’ notice.
1.Under normal circumstances, the Fund will invest at least 80% of the Fund’s assets in, or provide exposure equal to, financial instruments that the Adviser believes, in combination, should produce daily returns consistent with the Fund’s investment objective of seeking daily investment results, before fees and expenses, that correspond to two times (2x) the daily price performance of XRP.
* For purposes of this policy, the issuer of the underlying security will be deemed to be the issuer of any respective depositary receipt.
The following descriptions of certain provisions of the 1940 Act may assist investors in understanding the above policies and restrictions:
Borrowing. The 1940 Act presently allows a fund to borrow from any bank (including pledging, mortgaging, or hypothecating assets) in an amount up to 33 1/3% of its total assets (not including temporary borrowings not in excess of 5% of its total assets).
Senior Securities. For purposes of fundamental policy no. 1 above, senior securities may include any obligation or instrument constituting a security issued by the Fund and evidencing indebtedness or a future payment obligation. The 1940 Act generally prohibits funds from issuing senior securities other than borrowing from a bank subject to specific asset coverage requirements. The 1940 Act prohibitions and restrictions on the issuance of senior securities are designed to protect shareholders from the potentially adverse effects of a fund’s issuance of senior securities, including, in particular, the risks associated with excessive leverage of a fund’s assets. Certain types of derivatives give rise to future payment obligations and therefore also may be considered to be senior securities. Rule 18f-4 under the 1940 Act permits funds that comply with the conditions therein to enter into certain types of derivatives transactions notwithstanding the prohibitions and restrictions on the issuance of senior securities under the 1940 Act. To the extent consistent with its investment strategies, the Fund may invest in derivatives in compliance with the conditions set forth in Rule 18f-4 under the 1940 Act.
Lending. Under the 1940 Act, a fund may only make loans if expressly permitted by its investment policies.
Real Estate and Commodities. The 1940 Act does not directly restrict an investment company’s ability to invest in real estate or commodities but does require that every investment company have a fundamental investment policy governing such investments.
Underwriting. Under the 1940 Act, underwriting securities involves a fund purchasing securities directly from an issuer for the purpose of selling (distributing) them or participating in any such activity either directly or indirectly.
If a percentage limitation is adhered to at the time of investment or contract, a later increase or decrease in percentage resulting from any change in value or total or net assets will not result in a violation of such restriction, except that the percentage limitation with respect to the borrowing of money will be observed continuously.
EXCHANGE LISTING AND TRADING
Shares are listed for trading and trade throughout the day on the Exchange.
There can be no assurance that the Fund will continue to meet the requirements of the Exchange necessary to maintain the listing of Shares. The Exchange will consider the suspension of trading in, and will initiate delisting proceedings of, the Shares under any of the following circumstances: (i) if any of the requirements set forth in the Exchange rules are not continuously maintained, including compliance with Rule 6c-11(c) under the 1940 Act; (ii) if, following the initial 12-month period beginning at the commencement of
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trading of the Fund, there are fewer than 50 beneficial owners of the Shares of the Fund; or (iii) if such other event shall occur or condition shall exist that, in the opinion of the Exchange, makes further dealings on the Exchange inadvisable. The Exchange will remove the Shares of the Fund from listing and trading upon termination of the Fund.
The Trust reserves the right to adjust the price levels of Shares in the future to help maintain convenient trading ranges for investors. Any adjustments would be accomplished through stock splits or reverse stock splits, which would have no effect on the net assets of the Fund.
MANAGEMENT OF THE TRUST
Board Responsibilities. The management and affairs of the Trust and its series are overseen by the Board, which elects the officers of the Trust who are responsible for administering the day-to-day operations of the Trust and the Fund. The Board has approved contracts, as described below, under which certain companies provide essential services to the Trust.
The day-to-day business of the Trust, including the management of risk, is performed by third-party service providers, such as the Adviser, the Distributor, and the Administrator. The Board is responsible for overseeing the Trust’s service providers and, thus, has oversight responsibility with respect to risk management performed by those service providers. Risk management seeks to identify and address risks, i.e., events or circumstances that could have material adverse effects on the business, operations, shareholder services, investment performance or reputation of the Fund. The Fund and its service providers employ a variety of processes, procedures and controls to identify various of those possible events or circumstances, to lessen the probability of their occurrence and/or to mitigate the effects of such events or circumstances if they do occur. Each service provider is responsible for one or more discrete aspects of the Trust’s business (e.g., the Adviser is responsible for the day-to-day management of the Fund’s portfolio investments) and, consequently, for managing the risks associated with that business. The Board has emphasized to the Fund’s service providers the importance of maintaining vigorous risk management.
The Board’s role in risk oversight begins before the inception of the Fund, at which time certain of the Fund’s service providers present the Board with information concerning the investment objective, strategies and risks of the Fund as well as proposed investment limitations for the Fund. Additionally, the Adviser provides the Board with an overview of, among other things, its investment philosophy, brokerage practices and compliance infrastructure. Thereafter, the Board continues its oversight function of various personnel, including the Trust’s Chief Compliance Officer, as well as personnel of the Adviser, and other service providers such as the Fund’s independent registered public accounting firm, who make periodic reports to the Audit Committee or to the Board with respect to various aspects of risk management. The Board and the Audit Committee oversee efforts by management and service providers to manage risks to which the Fund may be exposed.
The Board is responsible for overseeing the nature, extent, and quality of the services provided to the Fund by the Adviser and receives information about those services at its regular meetings. In addition, on an annual basis (following the initial two-year period), in connection with its consideration of whether to renew the Advisory Agreement (defined below) with the Adviser, the Board or its designee may meet with the Adviser to review such services. Among other things, the Board regularly considers the Adviser’s adherence to the Fund’s investment restrictions and compliance with various Fund policies and procedures and with applicable securities regulations. The Board also reviews information about the Fund’s performance and investments, including, for example, portfolio holdings schedules.
The Trust’s Chief Compliance Officer reports regularly to the Board to review and discuss compliance issues and Fund and Adviser risk assessments. At least annually, the Trust’s Chief Compliance Officer provides the Board with a report reviewing the adequacy and effectiveness of the Trust’s policies and procedures and those of its service providers, including the Adviser. The report addresses the operation of the policies and procedures of the Trust and each service provider since the date of the last report; any material changes to the policies and procedures since the date of the last report; any recommendations for material changes to the policies and procedures; and any material compliance matters since the date of the last report.
The Board receives reports from the Fund’s service providers regarding operational risks and risks related to the valuation and liquidity of portfolio securities. Annually, the Fund’s independent registered public accounting firm reviews with the Audit Committee its audit of the Fund’s financial statements, focusing on major areas of risk encountered by the Fund and noting any significant deficiencies or material weaknesses in the Fund’s internal controls. Additionally, in connection with its oversight function, the Board oversees Fund management’s implementation of disclosure controls and procedures, which are designed to ensure that information required to be disclosed by the Trust in its periodic reports with the SEC are recorded, processed, summarized, and reported within the required time periods. The Board also oversees the Trust’s internal controls over financial reporting, which comprise policies and procedures designed to provide reasonable assurance regarding the reliability of the Trust’s financial reporting and the preparation of the Trust’s financial statements.
From their review of these reports and discussions with the Adviser, the Chief Compliance Officer, the independent registered public accounting firm and other service providers, the Board and the Audit Committee learn in detail about the material risks of the Fund, thereby facilitating a dialogue about how management and service providers identify and mitigate those risks.
The Board recognizes that not all risks that may affect the Fund can be identified and/or quantified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks (such as investment-related risks) to
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achieve the Fund’s goals, and that the processes, procedures and controls employed to address certain risks may be limited in their effectiveness. Moreover, reports received by the Board as to risk management matters are typically summaries of the relevant information. Most of the Fund’s investment management and business affairs are carried out by or through the Adviser, and other service providers, each of which has an independent interest in risk management but whose policies and the methods by which one or more risk management functions are carried out may differ from the Trust’s and each other’s in the setting of priorities, the resources available or the effectiveness of relevant controls. As a result of the foregoing and other factors, the Board’s ability to monitor and manage risk, as a practical matter, is subject to limitations.
Members of the Board. There are three members of the Board, none of whom are interested persons of the Trust, as that term is defined in the 1940 Act (the “Independent Trustees”).
There is an Audit Committee of the Board that is chaired by an Independent Trustee and comprised solely of Independent Trustees. The Audit Committee chair presides at the Audit Committee meetings, participates in formulating agendas for Audit Committee meetings, and coordinates with management to serve as a liaison between the Independent Trustees and management on matters within the scope of responsibilities of the Audit Committee as set forth in its Board-approved charter. The Trust has not designated a lead Independent Trustee but has determined its leadership structure is appropriate given the specific characteristics and circumstances of the Trust. The Trust made this determination in consideration of, among other things, the fact that the Independent Trustees of the Trust constitute a super-majority of the Board, the number of Independent Trustees that constitute the Board, the amount of assets under management in the Trust, and the number of funds overseen by the Board. The Board also believes that its leadership structure facilitates the orderly and efficient flow of information to the Independent Trustees from Fund management.
Additional information about each Trustee of the Trust is set forth below. The address of each Trustee of the Trust is c/o U.S. Bank Global Fund Services, 615 East Michigan Street, Milwaukee, Wisconsin 53202.

Name and Year of Birth	Position Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex* Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
John L. Jacobs Year of birth: 1959	Trustee and Audit Committee Chair	Indefinite term; since 2017**	Founder and CEO of Q3 Advisors, LLC (financial consulting firm) (since 2015); Chairman of VettaFi, LLC (2018-2024); Executive Director of Center for Financial Markets and Policy (2016–2022); Distinguished Policy Fellow and Executive Director, Center for Financial Markets and Policy, Georgetown University (2015–2022)	42	Independent Trustee, TEMA ETF Trust (since 2023) (1 portfolio); NEOS ETF Trust (since 2021) (3 portfolios); Director, tZERO Group, Inc. (since 2020); Independent Trustee, Procure ETF Trust II (since 2018) (2 portfolios)
Koji E. Felton Year of birth: 1961	Trustee	Indefinite term; since 2019	Retired; formerly Counsel, Kohlberg Kravis Roberts & Co. L.P. (investment firm) (2013–2015)	42	Independent Trustee, Series Portfolios Trust (since 2015) (19 portfolios)
Pamela H. Conroy Year of birth: 1961	Trustee, Chair, and Nominating and Governance Committee Chair	Indefinite term; since 2019	Retired; formerly Executive Vice President, Chief Operating Officer & Chief Compliance Officer, Institutional Capital Corporation (investment firm) (1994–2008)	42	Independent Trustee, Frontier Funds, Inc. (since 2020) (4 portfolios)
*    The Trust is the only registered investment company in the Fund Complex.
**    Mr. Jacobs began serving as a Trustee when the Trust was known by its former name, Active Weighting Funds ETF Trust.
Individual Trustee Qualifications. The Trust has concluded that each of the Trustees should serve on the Board because of their ability to review and understand information about the Fund provided to them by management, to identify and request other information they may deem relevant to the performance of their duties, to question management and other service providers regarding material factors bearing on the management and administration of the Fund, and to exercise their business judgment in a manner that serves the best interests of the Fund’s shareholders. The Trust has concluded that each of the Trustees should serve as a Trustee based on his or her own experience, qualifications, attributes and skills as described below.
The Trust has concluded that Mr. Jacobs should serve as a Trustee because of his substantial industry experience. He most recently served as the CEO of Q3 Advisors, LLC and as the Distinguished Policy Fellow and Executive Director of the Center for Financial Markets and Policy, and as Adjunct Professor of Finance at the McDonough School of Business at Georgetown University. He also served as Senior Advisor and principal consultant to Nasdaq’s CEO and President. Mr. Jacobs has been determined to qualify as an Audit Committee Financial Expert for the Trust.
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The Trust has concluded that Mr. Felton should serve as a Trustee because of his substantial industry experience, including over two decades working in the asset management industry providing legal, regulatory compliance, governance and risk management advice to registered investment companies, their advisers and boards. Prior to that, he gained experience and perspective as a regulator while serving as an enforcement attorney and branch chief for the SEC. He also represented public companies and their boards of directors in securities class actions, derivative litigation and SEC investigations as a litigation associate at a national law firm. Mr. Felton currently serves as an independent trustee and chair of the nominating and governance committee of a mutual fund complex.
The Trust has concluded that Ms. Conroy should serve as a Trustee because of her substantial industry experience, including over 25 years of achievements at both a large, multi-location financial institution as well as a small, entrepreneurial firm. She has expertise in all facets of portfolio accounting, securities processing, trading operations, marketing, as well as legal and compliance.
In its periodic assessment of the effectiveness of the Board, the Board considers the complementary individual skills and experience of the individual Trustees primarily in the broader context of the Board’s overall composition so that the Board, as a body, possesses the appropriate (and appropriately diverse) skills and experience to oversee the business of the series of the Trust.
Board Committees. The Board has established the following standing committees of the Board:
Audit Committee. The Board has a standing Audit Committee that is composed of each of the Independent Trustees of the Trust. The Audit Committee operates under a written charter approved by the Board. The principal responsibilities of the Audit Committee include: recommending which firm to engage as the Fund’s independent registered public accounting firm and when and whether to terminate this relationship, as necessary; reviewing the independent registered public accounting firm’s compensation, the proposed scope and terms of its engagement, and the firm’s independence; pre-approving audit and non-audit services provided by the Fund’s independent registered public accounting firm to the Trust and certain other affiliated entities; serving as a channel of communication between the independent registered public accounting firm and the Trustees; reviewing the results of each external audit, including any qualifications in the independent registered public accounting firm’s opinion, any related management letter, management’s responses to recommendations made by the independent registered public accounting firm in connection with the audit, reports submitted to the Audit Committee by the internal auditing department of the Trust’s Administrator that are material to the Trust as a whole, if any, and management’s responses to any such reports; reviewing the Fund’s audited financial statements and considering any significant disputes between the Trust’s management and the independent registered public accounting firm that arose in connection with the preparation of those financial statements; considering, in consultation with the independent registered public accounting firm and the Trust’s senior internal accounting executive, if any, the independent registered public accounting firms’ report on the adequacy of the Trust’s internal financial controls; reviewing, in consultation with the Fund’s independent registered public accounting firm, major changes regarding auditing and accounting principles and practices to be followed when preparing the Fund’s financial statements; and other audit related matters. During the fiscal period ended December 31, 2025, the Audit Committee met four times.
The Audit Committee also serves as the Qualified Legal Compliance Committee (“QLCC”) for the Trust for the purpose of compliance with Rules 205.2(k) and 205.3(c) of the Code of Federal Regulations, regarding alternative reporting procedures for attorneys retained or employed by an issuer who appear and practice before the SEC on behalf of the issuer (the “issuer attorneys”). An issuer attorney who becomes aware of evidence of a material violation by the Trust, or by any officer, director, employee, or agent of the Trust, may report evidence of such material violation to the QLCC as an alternative to the reporting requirements of Rule 205.3(b) (which requires reporting to the chief legal officer and potentially “up the ladder” to other entities).
Nominating and Governance Committee. The Board has a standing Nominating and Governance Committee that is composed of each of the Independent Trustees of the Trust. The Nominating and Governance Committee operates under a written charter approved by the Board. The principal responsibility of the Nominating and Governance Committee is to consider, recommend and nominate candidates to fill vacancies on the Board, if any. The Nominating and Governance Committee generally will not consider nominees recommended by shareholders. The Nominating and Governance Committee meets periodically, as necessary. During the fiscal period ended December 31, 2025, the Nominating and Governance Committee met once.
Principal Officers of the Trust. The officers of the Trust conduct and supervise the Trust’s and the Fund’s daily business. The address of each officer of the Trust is c/o U.S. Bank Global Fund Services, 615 East Michigan Street, Milwaukee, Wisconsin 53202. Additional information about each officer of the Trust is as follows:

Name and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Kacie G. Briody Year of birth: 1992	President and Principal Executive Officer	Indefinite term, March 2025	Vice President, U.S. Bancorp Fund Services, LLC (since 2025); Assistant Vice President, U.S. Bancorp Fund Services, LLC (2021-2025)
Travis G. Babich Year of birth: 1980	Treasurer and Principal Financial Officer	Indefinite term, September 2019	Vice President, U.S. Bancorp Fund Services, LLC (since 2005)
David J. Rantisi Year of birth: 1992	Assistant Treasurer	Indefinite term, March 2025	Assistant Vice President, U.S. Bancorp Fund Services, LLC (since 2014)
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Name and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Chad E. Fickett Year of birth: 1973	Secretary	Indefinite term, June 2024	Vice President, U.S. Bancorp Fund Services, LLC (since 2024); Assistant General Counsel, The Northwestern Mutual Life Insurance Company (2007 to 2024)
Anjali E. Connors Year of birth: 1982	Chief Compliance Officer and Anti-Money Laundering Officer	Indefinite term, January 2026
Vice President, U.S. Bancorp Fund Services, LLC (since 2025); Associate Director, Investment Advisory Compliance, Robert W. Baird & Co. (2022 to 2025); Chief Compliance Officer, Strategas Asset Management, LLC (wholly owned by Baird Financial Corporation) (2022 to 2025); Director, Governance and Controls Advisor, CIBC Private Wealth Management (2018 to 2022)

Marissa J. Pawlinski Year of birth: 1996	Assistant Secretary	Indefinite term, June 2025
Assistant Vice President, U.S. Bancorp Fund Services, LLC (since 2023); Regulatory Administration Attorney, U.S. Bancorp Fund Services, LLC (since 2022); Judicial Law Clerk, Milwaukee County Circuit Court (2021-2022)

Trustee Ownership of Shares. The Fund is required to show the dollar amount ranges of each Trustee’s “beneficial ownership” of Shares and each other series of the Trust as of the end of the most recently completed calendar year. Dollar amount ranges disclosed are established by the SEC. “Beneficial ownership” is determined in accordance with Rule 16a-1(a)(2) under the Securities Exchange Act of 1934 (the “Exchange Act”).
As of December 31, 2025, no Trustee or officer of the Trust owned Shares of the Fund or any other fund within the Trust’s Fund Complex.
Board Compensation. Each Independent Trustee receives an annual stipend of $145,000 (prior to January 1, 2026, the annual stipend was $125,000) and reimbursement for all reasonable travel expenses relating to their attendance at Board Meetings. The chair of the Audit Committee receives an annual stipend of $5,000 and the chair of the Nominating and Governance Committee receives an annual stipend of $2,500. Pursuant to the Advisory Agreement, the Adviser has agreed to pay all expenses of the Fund, except those specified in the Fund’s Prospectus. As a result, the Adviser is responsible for compensating the Independent Trustees. Trustee compensation disclosed in the table does not include reimbursed reasonable travel expenses relating to their attendance at Board Meetings. The following table shows the compensation earned by each Trustee during the fiscal year ended December 31, 2025:

Name	Aggregate Compensation from the Fund	Total Compensation from Fund Complex* Paid to Trustees
John L. Jacobs	$0	$130,000
Koji Felton	$0	$125,000
Pamela H. Conroy	$0	$127,500
*    The Trust is the only registered investment company in the Fund Complex.
PRINCIPAL SHAREHOLDERS, CONTROL PERSONS, AND MANAGEMENT OWNERSHIP
A principal shareholder is any person who owns of record or beneficially 5% or more of the outstanding Shares. A control person is a shareholder that owns beneficially or through controlled companies more than 25% of the voting securities of a company or acknowledges the existence of control. Shareholders owning voting securities in excess of 25% may determine the outcome of any matter affecting and voted on by shareholders of the Fund. As of March 31, 2026, the Trustees and officers, as a group, owned less than 1% of Shares of the Fund, and the following shareholders were considered to be a principal shareholder of the Fund:

Name and Address	% Ownership	Type of Ownership
Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105-1905	26.89%	Record
National Financial Services LLC 200 Liberty Street New York, NY 10281	25.07%	Record
Citigroup Global Markets Inc. 333 West 34th Street 3rd Floor New York, NY 10001-2402	16.24%	Record
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Name and Address	% Ownership	Type of Ownership
Morgan Stanley Smith Barney, LLC Harborside Financial Center Plaza, 23rd Floor Jersey City NJ 07311	8.74%	Record
RobinHood Securities, LLC 500 Colonial Center Parkway, Suite 100 Lake Mary, FL 32746	6.74%	Record
CODES OF ETHICS
The Trust and the Adviser have each adopted codes of ethics pursuant to Rule 17j-1 of the 1940 Act. These codes of ethics are designed to prevent affiliated persons of the Trust and the Adviser from engaging in deceptive, manipulative or fraudulent activities in connection with securities held or to be acquired by the Fund (which also may be held by persons subject to the codes of ethics). Each code of ethics permits personnel subject to that code of ethics to invest in securities for their personal investment accounts, subject to certain limitations, including limitations related to securities that may be purchased or held by the Fund. The Distributor (as defined below) relies on the principal underwriters exception under Rule 17j-1(c)(3), specifically where the Distributor is not affiliated with the Trust or the Adviser, and no officer, director, or general partner of the Distributor serves as an officer, director, or general partner of the Trust or the Adviser.
There can be no assurance that the codes of ethics will be effective in preventing such activities. Each code of ethics may be examined at the office of the SEC in Washington, D.C. or on the Internet at the SEC’s website at https://www.sec.gov.
PROXY VOTING POLICIES
The Fund has delegated proxy voting responsibilities to the Adviser, subject to the Board’s oversight. In delegating proxy responsibilities, the Board has directed that proxies be voted consistent with the Fund’s and its shareholders’ best interests and in compliance with all applicable proxy voting rules and regulations. The Adviser has adopted voting guidelines as part of its proxy voting policies (the “Proxy Voting Policies”) for such purpose. When the Proxy Voting Policies do not cover a specific proxy issue, the Adviser will use its best judgment in voting such proxies on behalf of the Fund.
A copy of the Adviser’s Proxy Voting Policies is set forth in Appendix A to this SAI. The Trust’s Chief Compliance Officer is responsible for monitoring the effectiveness of the Proxy Voting Policies. The Proxy Voting Policies have been adopted by the Trust as the policies and procedures that the Adviser will use when voting proxies on behalf of the Fund.
When available, information on how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 will be available (1) without charge, upon request, by calling 1-800-617-0004, and (2) on the SEC’s website at https://www.sec.gov.
INVESTMENT MANAGEMENT
Investment Adviser
Teucrium Investment Advisors, LLC, a Delaware limited liability company located at Three Main Street, Suite 215, Burlington, Vermont 05401, serves as the investment adviser to the Fund. The Adviser is wholly-owned by Teucrium Trading, LLC. Teucrium Trading, LLC developed and offers a product suite of 1940 Act and Securities Act registered ETFs focused on U.S. agricultural commodities. In addition, the Adviser provides investment advisory and sub-advisory services to U.S. ETFs.
The Adviser arranges for transfer agency, custody, fund administration, and all other non-distribution related services necessary for the Fund to operate. The Adviser is responsible for the day-to-day operations of the Fund, subject to the general supervision and oversight of the Board of the Trust. The Adviser is responsible for the management of the Fund in accordance with its investment objective, policies, and limitations. For the services it provides to the Fund, the Adviser is entitled to a unified management fee, which is calculated daily and paid monthly, at an annual rate of 1.89% based on the Fund’s average daily net assets.
Pursuant to an investment advisory agreement between the Trust, on behalf of the Fund, and the Adviser (the “Advisory Agreement”), the Adviser has agreed to pay all expenses of the Fund except the fee payable to the Adviser under the Advisory Agreement, interest charges on any borrowings, dividends and other expenses on securities sold short, taxes, brokerage commissions and other expenses incurred in placing orders for the purchase and sale of securities and other investment instruments, acquired fund fees and expenses, accrued deferred tax liability, extraordinary expenses, and distribution fees and expenses paid by the Trust under any distribution plan adopted pursuant to Rule 12b-1 under the 1940 Act.
The Advisory Agreement with respect to the Fund will continue in force for an initial period of two years. Thereafter, the Advisory Agreement will be renewable from year to year with respect to the Fund, so long as its continuance is approved at least annually (1) by a majority vote of the Trustees, including a majority vote of such Trustees who are not “interested persons” of the Trust or the Adviser, at a meeting called for the purpose of voting on such approval; or (2) by a majority vote of the outstanding Shares. The
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Advisory Agreement automatically terminates on assignment and is terminable by a vote of the Board or a majority of the outstanding voting securities of the Fund, or upon a 120-days’ written notice by the Adviser.
The Adviser shall not be liable to the Trust or any shareholder for anything done or omitted by it, except acts or omissions involving willful misfeasance, bad faith, negligence or reckless disregard of the duties imposed upon it by its agreement with the Trust or for any losses that may be sustained in the purchase, holding or sale of any security.
The table below sets forth the advisory fees paid by the Fund to the Adviser for the fiscal period April 8, 2025 (commencement of operations) to December 31, 2025.

Gross Advisory Fee	Advisory Fees Waived	Net Advisory Fees
$6,252,060	$(2,811,145)	$3,440,915
Management of the Subsidiary
The Adviser also serves as the investment adviser to the Subsidiary, which is a wholly-owned and controlled subsidiary of the Fund organized under the laws of the Cayman Islands as an exempted company, pursuant to an investment advisory agreement with the Subsidiary. The Adviser has contractually agreed to waive the management fee of 1.89% to be paid to the Adviser by the Subsidiary. This waiver will continue in effect for so long as the Fund invests in the Subsidiary, and at least through April 30, 2027. This waiver may be terminated only with the approval of the Subsidiary’s Board of Directors.
Because the Subsidiary is not registered under the 1940 Act, it is not subject to the regulatory protections of the 1940 Act and the Fund, as an investor in the Subsidiary, will not have all of the protections offered to investors in registered investment companies. Because the Fund wholly owns and controls the Subsidiary, and the Adviser is subject to the oversight of the Board, it is unlikely that the Subsidiary will take action contrary to the interests of the Fund or its shareholders.
Portfolio Managers
Springer Harris, Joran Haugens, and Chris Small serve as the Fund’s portfolio managers (the “Portfolio Managers”). This section includes information about the Portfolio Managers, including information about compensation, other accounts managed, and the dollar range of Shares owned.
Share Ownership
The Fund is required to show the dollar ranges of a Portfolio Manager’s “beneficial ownership” of Shares. Dollar amount ranges disclosed are established by the SEC. “Beneficial ownership” is determined in accordance with Rule 16a-1(a)(2) under the Exchange Act. As of December 31, 2025, the Portfolio Managers did not beneficially own Shares.
Other Accounts
In addition to the Fund, the Portfolio Managers managed the following other accounts as of December 31, 2025, none of which were subject to a performance-based fee:

Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Number of Accounts	Total Assets in the Accounts	Number of Accounts	Total Assets in the Accounts	Number of Accounts	Total Assets in the Accounts
13	$277,436,623	5	$220,981,524	0	$0
Compensation
The compensation package for portfolio managers consists of a fixed base salary, an annual discretionary bonus opportunity and a competitive benefits package. A portfolio manager’s salary compensation is designed to be competitive with the marketplace and reflect a portfolio manager’s relative experience and contribution to the firm. Fixed base salary compensation is reviewed and adjusted annually to reflect increases in the cost of living and market rates. The discretionary bonus opportunity provides cash bonuses based upon the overall firm’s performance and individual contributions. Principal consideration for each portfolio manager is given to appropriate risk management, teamwork and investment support activities in determining the bonus amount. Portfolio managers are eligible to participate in the firm’s standard employee benefits programs, which include a competitive 401(k) retirement savings program with employer match, and healthcare.
Conflicts of Interest
A Portfolio Manager’s management of “other accounts” may give rise to potential conflicts of interest in connection with his management of the Fund’s investments, on the one hand, and the investments of the other accounts, on the other. The other accounts may have similar investment objectives or strategies as the Fund. A potential conflict of interest may arise as a result, whereby a Portfolio Manager could favor one account over another. Another potential conflict could include a Portfolio Manager’s knowledge about the size, timing, and possible market impact of Fund trades, whereby the Portfolio Manager could use this information to the
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advantage of other accounts and to the disadvantage of the Fund. However, the Adviser has established policies and procedures to ensure that the purchase and sale of securities among all accounts the Adviser manages are fairly and equitably allocated.
DISTRIBUTOR
The Trust and PINE Distributors LLC (the “Distributor”) are parties to a distribution agreement (the “Distribution Agreement”), whereby the Distributor acts as principal underwriter for the Trust and distributes Shares. Shares are continuously offered for sale by the Distributor only in Creation Units. The Distributor will not distribute Shares in amounts less than a Creation Unit and does not maintain a secondary market in Shares. The principal business address of the Distributor is 501 South Cherry Street, Suite 610, Denver, Colorado 80246.
Under the Distribution Agreement, the Distributor, as agent for the Trust, will receive orders for the purchase and redemption of Creation Units, provided that any subscriptions and orders will not be binding on the Trust until accepted by the Trust. The Distributor is a broker-dealer registered under the Exchange Act and a member of the Financial Industry Regulatory Authority (“FINRA”).
The Distributor also may enter into agreements with securities dealers (“Soliciting Dealers”) who will solicit purchases of Creation Units of Shares. Such Soliciting Dealers also may be Authorized Participants (as discussed in “Procedures for Purchase of Creation Units” below) or DTC participants (as defined below).
The Distribution Agreement will continue for two years from its effective date and is renewable annually thereafter. The continuance of the Distribution Agreement must be specifically approved at least annually (i) by the vote of the Trustees or by a vote of the shareholders of the Fund and (ii) by the vote of a majority of the Independent Trustees who have no direct or indirect financial interest in the operations of the Distribution Agreement or any related agreement, cast in person at a meeting called for the purpose of voting on such approval. The Distribution Agreement is terminable without penalty by the Trust on 60 days’ written notice when authorized either by majority vote of its outstanding voting Shares or by a vote of a majority of the Board (including a majority of the Independent Trustees), or by the Distributor on 60 days’ written notice, and will automatically terminate in the event of its assignment. The Distribution Agreement provides that in the absence of willful misfeasance, bad faith or gross negligence on the part of the Distributor, or reckless disregard by it of its obligations thereunder, the Distributor shall not be liable for any action or failure to act in accordance with its duties thereunder.
Intermediary Compensation. The Adviser, or its affiliates, out of their own resources and not out of Fund assets (i.e., without additional cost to the Fund or its shareholders), may pay certain broker dealers, banks and other financial intermediaries (“Intermediaries”) for certain activities related to the Fund, including participation in activities that are designed to make Intermediaries more knowledgeable about exchange-traded products, including the Fund, or for other activities, such as marketing and educational training or support. These arrangements are not financed by the Fund and, thus, do not result in increased Fund expenses. They are not reflected in the fees and expenses listed in the fees and expenses sections of the Fund’s Prospectus and they do not change the price paid by investors for the purchase of Shares or the amount received by a shareholder as proceeds from the redemption of Shares.
Such compensation may be paid to Intermediaries that provide services to the Fund, including marketing and education support (such as through conferences, webinars and printed communications). The Adviser will periodically assess the advisability of continuing to make these payments. Payments to an Intermediary may be significant to the Intermediary, and amounts that Intermediaries pay to your adviser, broker or other investment professional, if any, also may be significant to such adviser, broker or investment professional. Because an Intermediary may make decisions about what investment options it will make available or recommend, and what services to provide in connection with various products, based on payments it receives or is eligible to receive, such payments create conflicts of interest between the Intermediary and its clients. For example, these financial incentives may cause the Intermediary to recommend the Fund rather than other investments. The same conflict of interest exists with respect to your financial adviser, broker or investment professional if he or she receives similar payments from his or her Intermediary firm.
Intermediary information is current only as of the date of this SAI. Please contact your adviser, broker, or other investment professional for more information regarding any payments his or her Intermediary firm may receive. Any payments made by the Adviser or its affiliates to an Intermediary may create the incentive for an Intermediary to encourage customers to buy Shares.
If you have any additional questions, please call 1-800-617-0004.
Distribution and Service Plan. The Board has adopted a Distribution and Service Plan (the “Plan”) in accordance with the provisions of Rule 12b-1 under the 1940 Act, which regulates circumstances under which an investment company may directly or indirectly bear expenses relating to the distribution of its shares. No payments pursuant to the Plan are expected to be made during the twelve (12) month period from the date of this SAI. Rule 12b-1 fees to be paid by the Fund under the Plan may only be imposed after approval by the Board.
Continuance of the Plan must be approved annually by a majority of the Trustees of the Trust and by a majority of the Trustees who are not interested persons (as defined in the 1940 Act) of the Trust and have no direct or indirect financial interest in the Plan or in any agreements related to the Plan (“Qualified Trustees”). The Plan requires that quarterly written reports of amounts spent under the Plan and the purposes of such expenditures be furnished to and reviewed by the Trustees. The Plan may not be amended to increase
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materially the amount that may be spent thereunder without approval by a majority of the outstanding shares of the Fund. All material amendments of the Plan will require approval by a majority of the Trustees of the Trust and of the Qualified Trustees.
The Plan provides that the Fund pays the Distributor an annual fee of up to a maximum of 0.25% of the average daily net assets of its Shares. Under the Plan, the Distributor may make payments pursuant to written agreements to financial institutions and intermediaries such as banks, savings and loan associations and insurance companies including, without limit, investment counselors, broker-dealers and the Distributor’s affiliates and subsidiaries (collectively, “Agents”) as compensation for services and reimbursement of expenses incurred in connection with distribution assistance. The Plan is characterized as a compensation plan since the distribution fee will be paid to the Distributor without regard to the distribution expenses incurred by the Distributor or the amount of payments made to other financial institutions and intermediaries. The Trust intends to operate the Plan in accordance with its terms and with FINRA’s rules concerning sales charges.
Under the Plan, subject to the limitations of applicable law and regulations, the Fund is authorized to compensate the Distributor up to the maximum amount to finance any activity primarily intended to result in the sale of Creation Units of the Fund or for providing or arranging for others to provide shareholder services and for the maintenance of shareholder accounts. Such activities may include, but are not limited to: (i) delivering copies of the Fund’s then current reports, prospectuses, notices, and similar materials, to prospective purchasers of Creation Units; (ii) marketing and promotional services, including advertising; (iii) paying the costs of and compensating others, including Authorized Participants with whom the Distributor has entered into written Authorized Participant Agreements, for performing shareholder servicing on behalf of the Fund; (iv) compensating certain Authorized Participants for providing assistance in distributing the Creation Units of the Fund, including the travel and communication expenses and salaries and/or commissions of sales personnel in connection with the distribution of the Creation Units of the Fund; (v) payments to financial institutions and intermediaries such as banks, savings and loan associations, insurance companies and investment counselors, broker-dealers, mutual fund supermarkets and the affiliates and subsidiaries of the Trust’s service providers as compensation for services or reimbursement of expenses incurred in connection with distribution assistance; (vi) facilitating communications with beneficial owners of Shares, including the cost of providing (or paying others to provide) services to beneficial owners of Shares, including, but not limited to, assistance in answering inquiries related to Shareholder accounts; and (vii) such other services and obligations as are set forth in the Distribution Agreement.
ADMINISTRATOR, INDEX RECEIPT AGENT, AND TRANSFER AGENT
U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services (“Fund Services” or the “Transfer Agent”), located at 615 East Michigan Street, Milwaukee, Wisconsin 53202, serves as the Fund’s transfer agent, index receipt agent (as applicable), and administrator.
Pursuant to an agreement between the Trust and Fund Services (the “Fund Servicing Agreement”), Fund Services provides the Trust with administrative and management services (other than investment advisory services) and accounting services, including portfolio accounting services, tax accounting services, and furnishing financial reports. Under the Fund Servicing Agreement, Fund Services does not have any responsibility or authority for the management of the Fund, the determination of investment policy, or for any matter pertaining to the distribution of Shares. As compensation for the administration, accounting and management services, the Adviser pays Fund Services a fee based on the Fund’s average daily net assets, subject to a minimum annual fee. Fund Services also is entitled to certain out-of-pocket expenses for the services mentioned above, including pricing expenses.
For the fiscal period April 8, 2025 (commencement of operations) to December 31, 2025, the Fund incurred $60,766 in administrative fees, which were paid by the Adviser to Fund Services.
CUSTODIAN
Pursuant to a custody agreement between the Trust and U.S. Bank National Association (“U.S. Bank” or the “Custodian”) (the “Custody Agreement”), U.S. Bank, located at 1555 North Rivercenter Drive, Suite 302, Milwaukee, Wisconsin 53212, serves as the custodian of the Fund’s assets. The Custodian holds and administers the assets in the Fund’s portfolio. Pursuant to the Custody Agreement, U.S. Bank receives an annual fee from the Adviser based on the Trust’s total average daily net assets, subject to a minimum annual fee, and certain settlement charges. The Custodian is also entitled to certain out-of-pocket expenses.
LEGAL COUNSEL
Morgan, Lewis & Bockius LLP, located at 1111 Pennsylvania Avenue, NW, Washington, DC 20004-2541, serves as legal counsel for the Trust.
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Cohen & Company, Ltd., located at 1835 Market Street, Suite 310, Philadelphia, Pennsylvania 19103, serves as the independent registered public accounting firm for the Fund. Its services include auditing the Fund’s financial statements. Cohen & Co Advisory, LLC, an affiliate of Cohen & Company, Ltd., provides tax services as requested.
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PORTFOLIO HOLDINGS DISCLOSURE POLICIES AND PROCEDURES
The Board has adopted a policy regarding the disclosure of information about the Fund’s security holdings. The Fund’s entire portfolio holdings are publicly disseminated each day the Fund is open for business and may be available through financial reporting and news services, including publicly available internet web sites. In addition, the composition of the Deposit Securities (defined below) is publicly disseminated daily prior to the opening of the Exchange via the facilities of the National Securities Clearing Corporation (“NSCC”).
DESCRIPTION OF SHARES
The Declaration of Trust authorizes the issuance of an unlimited number of funds and shares. Each share represents an equal proportionate interest in the Fund with each other share. Shares are entitled upon liquidation to a pro rata share in the net assets of the Fund. Shareholders have no preemptive rights. The Declaration of Trust provides that the Trustees may create additional series or classes of shares. All consideration received by the Trust for shares of any additional funds and all assets in which such consideration is invested would belong to that fund and would be subject to the liabilities related thereto. Share certificates representing Shares will not be issued. Shares, when issued, are fully paid and non-assessable.
Each Share has one vote with respect to matters upon which a shareholder vote is required, consistent with the requirements of the 1940 Act and the rules promulgated thereunder. Shares of all funds in the Trust vote together as a single class, except that if the matter being voted on affects only a particular fund it will be voted on only by that fund and if a matter affects a particular fund differently from other funds, that fund will vote separately on such matter. As a Delaware statutory trust, the Trust is not required, and does not intend, to hold annual meetings of shareholders. Approval of shareholders will be sought, however, for certain changes in the operation of the Trust and for the election of Trustees under certain circumstances. Upon the written request of shareholders owning at least 10% of the Trust’s shares, the Trust will call for a meeting of shareholders to consider the removal of one or more Trustees and other certain matters. In the event that such a meeting is requested, the Trust will provide appropriate assistance and information to the shareholders requesting the meeting.
Under the Declaration of Trust, the Trustees have the power to liquidate the Fund without shareholder approval. While the Trustees have no present intention of exercising this power, they may do so if the Fund fails to reach a viable size within a reasonable amount of time or for such other reasons as may be determined by the Board.
LIMITATION OF TRUSTEES’ LIABILITY
The Declaration of Trust provides that a Trustee shall be liable only for his or her own willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the office of Trustee and shall not be liable for errors of judgment or mistakes of fact or law. The Trustees shall not be responsible or liable in any event for any neglect or wrongdoing of any officer, agent, employee, adviser or principal underwriter of the Trust, nor shall any Trustee be responsible for the act or omission of any other Trustee. The Declaration of Trust also provides that the Trust shall indemnify each person who is, or has been, a Trustee, officer, employee or agent of the Trust, any person who is serving or has served at the Trust’s request as a Trustee, officer, trustee, employee or agent of another organization in which the Trust has any interest as a shareholder, creditor or otherwise to the extent and in the manner provided in the Amended and Restated By-laws. However, nothing in the Declaration of Trust shall protect or indemnify a Trustee against any liability for his or her willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the office of Trustee. Nothing contained in this section attempts to disclaim a Trustee’s individual liability in any manner inconsistent with the federal securities laws.
BROKERAGE TRANSACTIONS
The policy of the Trust regarding purchases and sales of securities for the Fund is that primary consideration will be given to obtaining the most favorable prices and efficient executions of transactions. Consistent with this policy, when securities transactions are effected on a stock exchange, the Trust’s policy is to pay commissions which are considered fair and reasonable without necessarily determining that the lowest possible commissions are paid in all circumstances. The Trust believes that a requirement always to seek the lowest possible commission cost could impede effective portfolio management and preclude the Fund from obtaining a high quality of brokerage and research services. In seeking to determine the reasonableness of brokerage commissions paid in any transaction, the Adviser will rely on its experience and knowledge regarding commissions generally charged by various brokers and on its judgment in evaluating the brokerage services received from the broker effecting the transaction. Such determinations are necessarily subjective and imprecise, as in most cases, an exact dollar value for those services is not ascertainable. The Trust has adopted policies and procedures that prohibit the consideration of sales of Shares as a factor in the selection of a broker or dealer to execute its portfolio transactions.
The Adviser owes a fiduciary duty to its clients to seek to provide best execution on trades effected. In selecting a broker-dealer for each specific transaction, the Adviser chooses the broker-dealer deemed most capable of providing the services necessary to obtain the most favorable execution. “Best execution” is generally understood to mean the most favorable cost or net proceeds reasonably obtainable under the circumstances. The full range of brokerage services applicable to a particular transaction may be considered when making this judgment, which may include, but is not limited to: liquidity, price, commission, timing, aggregated trades, capable floor brokers or traders, competent block trading coverage, ability to position, capital strength and stability, reliable and accurate
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communications and settlement processing, use of automation, knowledge of other buyers or sellers, arbitrage skills, administrative ability, underwriting and provision of information on a particular security or market in which the transaction is to occur. The specific criteria will vary depending upon the nature of the transaction, the market in which it is executed, and the extent to which it is possible to select from among multiple broker-dealers. The Adviser also will use electronic crossing networks (“ECNs”) when appropriate.
Subject to the foregoing policies, brokers or dealers selected to execute the Fund’s portfolio transactions may include the Fund’s Authorized Participants (as discussed in “Procedures for Purchase of Creation Units” below) or their affiliates. An Authorized Participant or its affiliates may be selected to execute the Fund’s portfolio transactions in conjunction with an all-cash creation unit order or an order including “cash-in-lieu” (as described below under “Purchase and Redemption of Creation Units”), so long as such selection is in keeping with the foregoing policies. As described below under “Purchase and Redemption of Creation Units — Creation Unit Transaction Fee” and “— Redemption Transaction Fee”, the Fund may determine to not charge a variable fee on certain orders when the Adviser has determined that doing so is in the best interests of Fund shareholders, e.g., for creation orders that facilitate the rebalance of the Fund’s portfolio in a more tax efficient manner than could be achieved without such order, even if the decision to not charge a variable fee could be viewed as benefiting the Authorized Participant or its affiliate selected to execute the Fund’s portfolio transactions in connection with such orders.
The Adviser may use the Fund’s assets for, or participate in, third-party soft dollar arrangements, in addition to receiving proprietary research from various full-service brokers, the cost of which is bundled with the cost of the broker’s execution services. The Adviser does not “pay up” for the value of any such proprietary research. Section 28(e) of the Exchange Act permits the Adviser, under certain circumstances, to cause the Fund to pay a broker or dealer a commission for effecting a transaction in excess of the amount of commission another broker or dealer would have charged for effecting the transaction in recognition of the value of brokerage and research services provided by the broker or dealer. The Adviser may receive a variety of research services and information on many topics, which it can use in connection with its management responsibilities with respect to the various accounts over which it exercises investment discretion or otherwise provides investment advice. The research services may include qualifying order management systems, portfolio attribution and monitoring services and computer software and access charges which are directly related to investment research. Accordingly, the Fund may pay a broker commission higher than the lowest available in recognition of the broker’s provision of such services to the Adviser, but only if the Adviser determines the total commission (including the soft dollar benefit) is comparable to the best commission rate that could be expected to be received from other brokers. The amount of soft dollar benefits received depends on the amount of brokerage transactions effected with the brokers. A conflict of interest exists because there is an incentive to: 1) cause clients to pay a higher commission than the firm might otherwise be able to negotiate; 2) cause clients to engage in more securities transactions than would otherwise be optimal; and 3) only recommend brokers that provide soft dollar benefits.
The Adviser faces a potential conflict of interest when it uses client trades to obtain brokerage or research services. This conflict exists because the Adviser can use the brokerage or research services to manage client accounts without paying cash for such services, which reduces the Adviser’s expenses to the extent that the Adviser would have purchased such products had they not been provided by brokers. Section 28(e) permits the Adviser to use brokerage or research services for the benefit of any account it manages. Certain accounts managed by the Adviser may generate soft dollars used to purchase brokerage or research services that ultimately benefit other accounts managed by the Adviser, effectively cross subsidizing the other accounts managed by the Adviser that benefit directly from the product. The Adviser may not necessarily use all of the brokerage or research services in connection with managing the Fund whose trades generated the soft dollars used to purchase such products.
The Adviser is responsible, subject to oversight by the Board, for placing orders on behalf of the Fund for the purchase or sale of portfolio securities. If purchases or sales of portfolio securities of the Fund and one or more other investment companies or clients supervised by the Adviser are considered at or about the same time, transactions in such securities are allocated among the several investment companies and clients in a manner deemed equitable and consistent with its fiduciary obligations to all by the Adviser. In some cases, this procedure could have a detrimental effect on the price or volume of the security so far as the Fund is concerned. However, in other cases, it is possible that the ability to participate in volume transactions and to negotiate lower brokerage commissions will be beneficial to the Fund. The primary consideration is prompt execution of orders at the most favorable net price.
The Fund may deal with affiliates in principal transactions to the extent permitted by exemptive order or applicable rule or regulation.
For the fiscal period April 8, 2025 (commencement of operations) to December 31, 2025, the Fund paid $3,066,458 in brokerage commissions.
Directed Brokerage. For the fiscal period April 8, 2025 (commencement of operations) to December 31, 2025, the Fund did not pay any commissions on brokerage transactions directed to brokers pursuant to an agreement or understanding whereby the broker provides research or other brokerage services to the Adviser.
Brokerage with Fund Affiliates. The Fund may execute brokerage or other agency transactions through registered broker-dealer affiliates of the Fund, the Adviser, or the Distributor for a commission in conformity with the 1940 Act, the Exchange Act and rules promulgated by the SEC. These rules require that commissions paid to the affiliate by the Fund for exchange transactions not exceed “usual and customary” brokerage commissions. The rules define “usual and customary” commissions to include amounts which are “reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection
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with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time.” The Trustees, including those who are not “interested persons” of the Fund, have adopted procedures for evaluating the reasonableness of commissions paid to affiliates and review these procedures periodically. During the fiscal period April 8, 2025 (commencement of operations) to December 31, 2025, the Fund did not pay any brokerage commissions to any registered broker-dealer affiliates of the Fund, the Adviser, or the Distributor.
Securities of “Regular Broker-Dealers.” The Fund is required to identify any securities of its “regular brokers or dealers” (as such term is defined in the 1940 Act) that it may hold at the close of its most recent fiscal year. “Regular brokers or dealers” of the Fund are the ten brokers or dealers that, during the most recent fiscal year: (i) received the greatest dollar amounts of brokerage commissions from the Fund’s portfolio transactions; (ii) engaged as principal in the largest dollar amounts of portfolio transactions of the Fund; or (iii) sold the largest dollar amounts of Shares. As of December 31, 2025, the Fund did not hold any securities of its “regular broker-dealers.”
PORTFOLIO TURNOVER RATE
Portfolio turnover may vary from year to year, as well as within a year. High turnover rates are likely to result in comparatively greater brokerage expenses. The overall reasonableness of brokerage commissions is evaluated by the Adviser based upon its knowledge of available information as to the general level of commissions paid by other institutional investors for comparable services. For the fiscal period April 8, 2025 (commencement of operations) to December 31, 2025, the Fund’s portfolio turnover rate was 0%.
BOOK ENTRY ONLY SYSTEM
The Depository Trust Company (“DTC”) acts as securities depositary for Shares. Shares are represented by securities registered in the name of DTC or its nominee, Cede & Co., and deposited with, or on behalf of, DTC. Except in limited circumstances set forth below, certificates will not be issued for Shares.
DTC is a limited-purpose trust company that was created to hold securities of its participants (the “DTC Participants”) and to facilitate the clearance and settlement of securities transactions among the DTC Participants in such securities through electronic book-entry changes in accounts of the DTC Participants, thereby eliminating the need for physical movement of securities certificates. DTC Participants include securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations, some of whom (and/or their representatives) own DTC. More specifically, DTC is owned by a number of its DTC Participants and by the New York Stock Exchange (“NYSE”) and FINRA. Access to the DTC system also is available to others such as banks, brokers, dealers, and trust companies that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly (the “Indirect Participants”).
Beneficial ownership of Shares is limited to DTC Participants, Indirect Participants, and persons holding interests through DTC Participants and Indirect Participants. Ownership of beneficial interests in Shares (owners of such beneficial interests are referred to in this SAI as “Beneficial Owners”) is shown on, and the transfer of ownership is effected only through, records maintained by DTC (with respect to DTC Participants) and on the records of DTC Participants (with respect to Indirect Participants and Beneficial Owners that are not DTC Participants). Beneficial Owners will receive from or through the DTC Participant a written confirmation relating to their purchase of Shares. The Trust recognizes DTC or its nominee as the record owner of all Shares for all purposes. Beneficial Owners of Shares are not entitled to have Shares registered in their names and will not receive or be entitled to physical delivery of Share certificates. Each Beneficial Owner must rely on the procedures of DTC and any DTC Participant and/or Indirect Participant through which such Beneficial Owner holds its interests, to exercise any rights of a holder of Shares.
Conveyance of all notices, statements, and other communications to Beneficial Owners is effected as described in the ensuing paragraphs. DTC will make available to the Trust upon request and for a fee a listing of Shares held by each DTC Participant. The Trust shall obtain from each such DTC Participant the number of Beneficial Owners holding Shares, directly or indirectly, through such DTC Participant. The Trust shall provide each such DTC Participant with copies of such notice, statement, or other communication, in such form, number and at such place as such DTC Participant may reasonably request, in order that such notice, statement or communication may be transmitted by such DTC Participant, directly or indirectly, to such Beneficial Owners. In addition, the Trust shall pay to each such DTC Participant a fair and reasonable amount as reimbursement for the expenses attendant to such transmittal, all subject to applicable statutory and regulatory requirements.
Share distributions shall be made to DTC or its nominee, Cede & Co., as the registered holder of all Shares. DTC or its nominee, upon receipt of any such distributions, shall credit immediately DTC Participants’ accounts with payments in amounts proportionate to their respective beneficial interests in the Fund as shown on the records of DTC or its nominee. Payments by DTC Participants to Indirect Participants and Beneficial Owners of Shares held through such DTC Participants will be governed by standing instructions and customary practices, as is now the case with securities held for the accounts of customers in bearer form or registered in a “street name,” and will be the responsibility of such DTC Participants.
The Trust has no responsibility or liability for any aspect of the records relating to or notices to Beneficial Owners, or payments made on account of beneficial ownership interests in Shares, or for maintaining, supervising, or reviewing any records relating to such beneficial ownership interests, or for any other aspect of the relationship between DTC and the DTC Participants or the relationship between such DTC Participants and the Indirect Participants and Beneficial Owners owning through such DTC Participants.
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DTC may determine to discontinue providing its service with respect to the Fund at any time by giving reasonable notice to the Fund and discharging its responsibilities with respect thereto under applicable law. Under such circumstances, the Fund shall take action either to find a replacement for DTC to perform its functions at a comparable cost or, if such replacement is unavailable, to issue and deliver printed certificates representing ownership of Shares, unless the Trust makes other arrangements with respect thereto satisfactory to the Exchange.
PURCHASE AND REDEMPTION OF CREATION UNITS
The Fund issues and redeems its shares on a continuous basis, at NAV, only in a large, specified number of shares called a “Creation Unit,” either principally in-kind for securities or in cash for the value of such securities. The NAV of the Shares is determined once each Business Day, as described below under “Determination of Net Asset Value.” The Creation Unit size may change. Authorized Participants will be notified of such change.
The Adviser or its affiliates (the “Selling Shareholder”) may purchase Creation Unit aggregations through a broker-dealer to “seed” (in whole or in part) funds, including the Fund, as they are launched or thereafter, may purchase shares from other broker-dealers or other investors that have previously provided “seed” for funds, including the Fund, when they were launched or otherwise in secondary market transactions, and because the Selling Shareholder may be deemed an affiliate of such funds, the shares are being registered to permit the resale of these shares from time to time after purchase. The Fund will not receive any of the proceeds from the resale by the Selling Shareholders of such shares.
The Selling Shareholder intends to sell all or a portion of the shares owned by it and offered hereby from time to time directly or through one or more broker-dealers, and may also hedge such positions. The shares may be sold on any national securities exchange on which the shares may be listed or quoted at the time of sale, in the OTC market or in transactions other than on these exchanges or systems at fixed prices, at prevailing market prices at the time of the sale, at varying prices determined at the time of sale, or at negotiated prices. These sales may be effected in transactions, which may involve crosses or block transactions. The Selling Shareholder may use any one or more of the following methods when selling shares:
•ordinary brokerage transactions through brokers or dealers (who may act as agents or principals) or directly to one or more purchasers;
•privately negotiated transactions;
•through the writing or settlement of options or other hedging transactions, whether such options are listed on an options exchange or otherwise; and
•any other method permitted pursuant to applicable law.
The Selling Shareholder may also loan or pledge shares to broker-dealers that in turn may sell such shares, to the extent permitted by applicable law. The Selling Shareholder may also enter into options or other transactions with broker-dealers or other financial institutions, or create one or more derivative securities which require delivering shares to a broker-dealer or other financial institution (these shares may then be sold by such broker-dealer or other financial institution).
The Selling Shareholder has informed the Fund that it is not a registered broker-dealer and does not have any written or oral agreement or understanding, directly or indirectly, with any person to distribute the shares. Upon the Fund being notified in writing by the Selling Shareholder that any material arrangement has been entered into with a broker-dealer for the sale of shares through a block trade, special offering, exchange distribution or secondary distribution, or a purchase by a broker or dealer, a supplement to this SAI will be filed, if required, pursuant to Rule 497 under the Securities Act, disclosing (i) the name of each Selling Shareholder and of the participating broker-dealer(s), (ii) the number of shares involved, (iii) the price at which such shares were sold, (iv) the commissions paid or discounts or concessions allowed to such broker-dealer(s), where applicable, (v) that such broker-dealer(s) did not conduct any investigation to verify the information set out or incorporated by reference in the Fund’s Prospectus and SAI, and (vi) other facts material to the transaction.
The Selling Shareholder and any other person participating in such distribution will be subject to applicable provisions of the Exchange Act and the rules and regulations thereunder, including, without limitation, to the extent applicable, Regulation M of the Exchange Act, which may limit the timing of purchases and sales of any of the shares by the Selling Shareholder and any other participating person. To the extent applicable, Regulation M may also restrict the ability of any person engaged in the distribution of the shares to engage in market-making activities with respect to the shares. All of the foregoing may affect the marketability of the shares and the ability of any person or entity to engage in market-making activities with respect to the shares. There is a risk that the Selling Shareholder may redeem its investments in the Fund or otherwise sell its shares to a third party that may redeem. As with redemptions by other large shareholders, such redemptions could have a significant negative impact on the Fund and its shares.
Purchase (Creation). The Trust issues and sells Shares only in Creation Units on a continuous basis through the Distributor, without a sales load (but subject to transaction fees, if applicable), at the NAV per share next determined after receipt, on any Business Day, of an order in proper form. The NAV of Shares is calculated each Business Day as of the scheduled close of regular trading on the
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NYSE, generally 4:00 p.m., Eastern Time. The Fund will not issue fractional Creation Units. A “Business Day” is any day on which the NYSE is open for business. As of the date of this SAI, the NYSE observes the following holidays: New Year’s Day, Martin Luther King, Jr. Day, President’s Day (Washington’s Birthday), Good Friday, Memorial Day, Juneteenth Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.
Fund Deposit. The Fund has adopted policies and procedures governing the process of constructing baskets of Deposit Securities (defined below), Fund Securities (defined below) and/or cash, and acceptance of the same (the “Basket Procedures”). The consideration for purchase of a Creation Unit of the Fund generally consists of either: (i) the in-kind deposit of a designated portfolio of securities (the “Deposit Securities”) per each Creation Unit, constituting a substantial replication, or a portfolio sampling representation, of the securities included in the Fund’s portfolio and the Cash Component (defined below), computed as described below, or (ii) the cash value of the Deposit Securities (“Deposit Cash”) and the Cash Component to replace any Deposit Security. When accepting purchases of Creation Units for cash, the Fund may incur additional costs associated with the acquisition of Deposit Securities that would otherwise be provided by an in-kind purchaser. These additional costs may be recoverable from the purchaser of Creation Units.
Together, the Deposit Securities or Deposit Cash, as applicable, and the Cash Component constitute the “Fund Deposit,” which represents the minimum initial and subsequent investment amount for a Creation Unit of the Fund. The “Cash Component” is an amount equal to the difference between the NAV of Shares (per Creation Unit) and the market value of the Deposit Securities or Deposit Cash, as applicable. If the Cash Component is a positive number (i.e., the NAV per Creation Unit exceeds the value of the Deposit Securities or Deposit Cash, as applicable), the Cash Component shall be such positive amount. If the Cash Component is a negative number (i.e., the NAV per Creation Unit is less than the value of the Deposit Securities or Deposit Cash, as applicable), the Cash Component shall be such negative amount and the creator will be entitled to receive cash in an amount equal to the Cash Component. The Cash Component serves the function of compensating for any differences between the NAV per Creation Unit and the market value of the Deposit Securities or Deposit Cash, as applicable. Computation of the Cash Component excludes any stamp duty or other similar fees and expenses payable upon transfer of beneficial ownership of the Deposit Securities, if applicable, which shall be the sole responsibility of the Authorized Participant (as defined below).
The Fund, through NSCC, makes available on each Business Day, prior to the opening of business on the Exchange (currently, 9:30 a.m., Eastern Time), the list of the names and the required number of Shares of each Deposit Security or the required amount of Deposit Cash, as applicable, to be included in the current Fund Deposit (based on information at the end of the previous Business Day) for the Fund. Such Fund Deposit is subject to any applicable adjustments as described below, to effect purchases of Creation Units of the Fund until such time as the next-announced composition of the Deposit Securities or the required amount of Deposit Cash, as applicable, is made available.
The identity and number of Shares of the Deposit Securities or the amount of Deposit Cash, as applicable, required for a Fund Deposit for the Fund may be changed from time to time by the Adviser, in accordance with the Basket Procedures, with a view to the investment objective of the Fund. Information regarding the Fund Deposit necessary for the purchase of a Creation Unit is made available to Authorized Participants and other market participants seeking to transact in Creation Unit aggregations. The composition of the Deposit Securities also may change in response to portfolio adjustments, interest payments and corporate action events.
The Trust reserves the right to permit or require the substitution of Deposit Cash to replace any Deposit Security, which shall be added to the Cash Component, including, without limitation, in situations where the Deposit Security: (i) may not be available in sufficient quantity for delivery; (ii) may not be eligible for transfer through the systems of DTC for corporate securities and municipal securities; (iii) may not be eligible for trading by an Authorized Participant or the investor for which it is acting; (iv) would be restricted under the securities laws or where the delivery of the Deposit Security to the Authorized Participant would result in the disposition of the Deposit Security by the Authorized Participant becoming restricted under the securities laws; or (v) in certain other situations (collectively, “custom orders”). The Trust also reserves the right to permit or require the substitution of Deposit Securities in lieu of Deposit Cash.
Cash Purchase. The Trust may at its discretion permit full or partial cash purchases of Creation Units of the Fund. When full or partial cash purchases of Creation Units are available or specified for the Fund, they will be effected in essentially the same manner as in-kind purchases thereof. In the case of a full or partial cash purchase, the Authorized Participant must pay the cash equivalent of the Deposit Securities it would otherwise be required to provide through an in-kind purchase, plus the same Cash Component required to be paid by an in-kind purchaser together with a creation transaction fee and non-standard charges, as may be applicable.
Procedures for Purchase of Creation Units. To be eligible to place orders with the Distributor to purchase a Creation Unit of the Fund, an entity must be (i) a “Participating Party” (i.e., a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the NSCC (the “Clearing Process”)), a clearing agency that is registered with the SEC; or (ii) a DTC Participant (see “Book Entry Only System”). In addition, each Participating Party or DTC Participant (each, an “Authorized Participant”) must execute a Participant Agreement that has been agreed to by the Distributor, and that has been accepted by the Transfer Agent, with respect to purchases and redemptions of Creation Units. Each Authorized Participant will agree, pursuant to the terms of a Participant Agreement, on behalf of itself or any investor on whose behalf it will act, to certain conditions, including that it
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will pay to the Trust, an amount of cash sufficient to pay the Cash Component together with the creation transaction fee (described below), if applicable, and any other applicable fees and taxes.
All orders to purchase Shares directly from the Fund, including custom orders, must be placed for one or more Creation Units and in the manner and by the time set forth in the Participant Agreement. With respect to the Fund, the order cut-off time for orders to purchase Creation Units is 2:00 p.m. Eastern Time. Such time may be modified by the Fund from time-to-time by amendment to the Participant Agreement. The date on which an order to purchase Creation Units (or an order to redeem Creation Units, as set forth below) is received and accepted is referred to as the “Order Placement Date.”
An Authorized Participant may require an investor to make certain representations or enter into agreements with respect to the order (e.g., to provide for payments of cash, when required). Investors should be aware that their particular broker may not have executed a Participant Agreement and that, therefore, orders to purchase Shares directly from the Fund in Creation Units have to be placed by the investor’s broker through an Authorized Participant that has executed a Participant Agreement. In such cases there may be additional charges to such investor. At any given time, there may be only a limited number of broker-dealers that have executed a Participant Agreement and only a small number of such Authorized Participants may have international capabilities.
On days when the Exchange closes earlier than normal, the Fund may require orders to create Creation Units to be placed earlier in the day. In addition, if a market or markets on which the Fund’s investments are primarily traded is closed, the Fund also will generally not accept orders on such day(s). Orders must be transmitted by an Authorized Participant by telephone or other transmission method acceptable to the Transfer Agent pursuant to procedures set forth in the Participant Agreement. On behalf of the Fund, the Transfer Agent will notify the Custodian of such order. The Custodian will then provide such information to the appropriate local sub-custodian(s). Those placing orders through an Authorized Participant should allow sufficient time to permit proper submission of the purchase order to the Transfer Agent by the cut-off time on such Business Day. Economic or market disruptions or changes, or telephone or other communication failure may impede the ability to reach the Transfer Agent or an Authorized Participant.
Fund Deposits must be delivered by an Authorized Participant through the Federal Reserve System (for cash) or through DTC (for corporate securities), through a sub-custody agent (for foreign securities) and/or through such other arrangements allowed by the Trust or its agents. With respect to foreign Deposit Securities, the Custodian shall cause the sub-custodian of the Fund to maintain an account into which the Authorized Participant shall deliver, on behalf of itself or the party on whose behalf it is acting, such Deposit Securities (or Deposit Cash for all or a part of such securities, as permitted or required), with any appropriate adjustments as advised by the Trust. Foreign Deposit Securities must be delivered to an account maintained at the applicable local sub-custodian. A Fund Deposit transfer must be ordered by the Authorized Participant in a timely fashion to ensure the delivery of the requisite number of Deposit Securities or Deposit Cash, as applicable, to the account of the Fund or its agents by no later than 4:00 p.m. Eastern Time (or such other time as specified by the Trust) on the Settlement Date. If the Fund or its agents do not receive all of the Deposit Securities, or the required Deposit Cash in lieu thereof, by such time, then the order may be deemed rejected and the Authorized Participant shall be liable to the Fund for losses, if any, resulting therefrom. The “Settlement Date” for the Fund is generally the next Business Day after the Order Placement Date. All questions as to the number of Deposit Securities or Deposit Cash to be delivered, as applicable, and the validity, form and eligibility (including time of receipt) for the deposit of any tendered securities or cash, as applicable, will be determined by the Trust, whose determination shall be final and binding. The amount of cash represented by the Cash Component must be transferred directly to the Custodian through the Federal Reserve Bank wire transfer system in a timely manner to be received by the Custodian no later than the Settlement Date. If the Cash Component and the Deposit Securities or Deposit Cash, as applicable, are not received by the Custodian in a timely manner by the Settlement Date, the creation order may be cancelled. Upon written notice to the Transfer Agent, such canceled order may be resubmitted the following Business Day using a Fund Deposit as newly constituted to reflect the then current NAV of the Fund.
The order shall be deemed to be received on the Business Day on which the order is placed provided that the order is placed in proper form prior to the applicable cut-off time and the federal funds in the appropriate amount are deposited with the Custodian on the Settlement Date. If the order is not placed in proper form as required, or federal funds in the appropriate amount are not received on the Settlement Date, then the order may be deemed to be rejected and the Authorized Participant shall be liable to the Fund for losses, if any, resulting therefrom. A creation request is in “proper form” if all procedures set forth in the Participant Agreement and this SAI are properly followed.
Issuance of a Creation Unit. Except as provided in this SAI, Creation Units will not be issued until the transfer of good title to the Trust of the Deposit Securities or payment of Deposit Cash, as applicable, and the payment of the Cash Component have been completed. When the sub-custodian has confirmed to the Custodian that the required Deposit Securities (or the cash value thereof) have been delivered to the account of the relevant sub-custodian or sub-custodians, the Distributor and the Adviser shall be notified of such delivery, and the Trust will issue and cause the delivery of the Creation Units. The delivery of Creation Units so created generally will occur no later than the first Business Day following the day on which the purchase order is deemed received by the Transfer Agent. The Authorized Participant shall be liable to the Fund for losses, if any, resulting from unsettled orders.
In instances where the Trust accepts Deposit Securities for the purchase of a Creation Unit, the Creation Units may be purchased in advance of receipt by the Trust of all or a portion of the applicable Deposit Securities as described below. In these circumstances, the initial deposit will have a value greater than the NAV of Shares on the date the order is placed in proper form since, in addition to
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available Deposit Securities, cash must be deposited in an amount equal to the sum of (i) the Cash Component, plus (ii) an additional amount of cash equal to a percentage of the value as set forth in the Participant Agreement, of the undelivered Deposit Securities (the “Additional Cash Deposit”), which shall be maintained in a separate non-interest bearing collateral account. The Authorized Participant must deposit with the Custodian the Additional Cash Deposit, as applicable, by 4:00 p.m. Eastern Time (or such other time as specified by the Trust) on the Settlement Date. If the Fund or its agents do not receive the Additional Cash Deposit in the appropriate amount, by such time, then the order may be deemed rejected and the Authorized Participant shall be liable to the Fund for losses, if any, resulting therefrom. An additional amount of cash shall be required to be deposited with the Trust, pending delivery of the missing Deposit Securities to the extent necessary to maintain the Additional Cash Deposit with the Trust in an amount at least equal to the applicable percentage, as set forth in the Participant Agreement, of the daily market value of the missing Deposit Securities. The Participant Agreement will permit the Trust to buy the missing Deposit Securities at any time. Authorized Participants will be liable to the Trust for the costs incurred by the Trust in connection with any such purchases. These costs will be deemed to include the amount by which the actual purchase price of the Deposit Securities exceeds the value of such Deposit Securities on the day the purchase order was deemed received by the Transfer Agent plus the brokerage and related transaction costs associated with such purchases. The Trust will return any unused portion of the Additional Cash Deposit once all of the missing Deposit Securities have been properly received by the Custodian or purchased by the Trust and deposited into the Trust. In addition, a transaction fee, as described below under “Creation Unit Transaction Fee,” may be charged an additional variable charge also may be applied, as described below. The delivery of Creation Units so created generally will occur no later than the Settlement Date.
Acceptance of Orders of Creation Units. Provided that such action does not result in a suspension of sales of Creation Units in contravention of Rule 6c-11 under the 1940 Act and the SEC’s positions thereunder, the Trust reserves the right to reject an order for Creation Units transmitted in respect of the Fund at its discretion, including, without limitation, if (a) the order is not in proper form or the Fund Deposit delivered does not consist of the securities the Custodian specified; (b) the investor(s), upon obtaining the Shares ordered, would own 80% or more of the currently outstanding Shares of the Fund; (c) the Deposit Securities or Deposit Cash, as applicable, delivered by the Authorized Participant are not as disseminated through the facilities of the NSCC for that date by the Custodian; (d) the acceptance of the Fund Deposit would, in the opinion of counsel, be unlawful; (e) the acceptance or receipt of the order for a Creation Unit would, in the opinion of counsel, be unlawful; or (f) in the event that circumstances outside the control of the Trust, the Custodian, the Transfer Agent, the Distributor and/or the Adviser make it for all practical purposes not feasible to process orders for Creation Units. Examples of such circumstances include acts of God or public service or utility problems such as fires, floods, extreme weather conditions and power outages resulting in telephone, telecopy and computer failures; market conditions or activities causing trading halts; systems failures involving computer or other information systems affecting the Trust, the Distributor, the Custodian, the Transfer Agent, DTC, NSCC, Federal Reserve System, or any other participant in the creation process, and other extraordinary events. The Trust or its agents shall communicate to the Authorized Participant its rejection of an order. The Trust, the Transfer Agent, the Custodian and the Distributor are under no duty, however, to give notification of any defects or irregularities in the delivery of Fund Deposits nor shall either of them incur any liability for the failure to give any such notification. The Trust, the Transfer Agent, the Custodian and the Distributor shall not be liable for the rejection of any purchase order for Creation Units. Given the importance of the ongoing issuance of Creation Units to maintaining a market price that is at or close to the underlying NAV of the Fund, the Trust does not intend to suspend the acceptance of orders for Creation Units, unless it believes doing so would be in the best interests of the Fund.
All questions as to the number of shares of each security in the Deposit Securities and the validity form, eligibility and acceptance for deposit of any securities to be delivered shall be determined by the Trust, and the Trust’s determination shall be final and binding.
Creation Unit Transaction Fee. A fixed purchase (i.e., creation) transaction fee, payable to the Fund’s custodian, may be imposed for the transfer and other transaction costs associated with the purchase of Creation Units (“Creation Order Costs”). The standard fixed creation unit transaction fee for the Fund, regardless of the number of Creation Units created in the transaction, is $300. The Fund may adjust the standard fixed creation unit transaction fee from time to time. The fixed creation unit transaction fee may be waived on certain orders if the Fund’s custodian has determined to waive some or all of the Creation Order Costs associated with the order or another party, such as the Adviser, has agreed to pay such fee.
In addition, a variable fee, payable to the Fund, of up to a maximum of 2% of the value of the Creation Units subject to the transaction may be imposed for cash purchases, non-standard orders, or partial cash purchases of Creation Units. The variable charge is primarily designed to cover additional costs (e.g., brokerage, taxes) involved with buying the securities with cash. The Fund may determine to not charge a variable fee on certain orders when the Adviser has determined that doing so is in the best interests of Fund shareholders, e.g., for creation orders that facilitate the rebalance of the Fund’s portfolio in a more tax efficient manner than could be achieved without such order. Currently there is no variable fee charged by the Fund.
Investors who use the services of a broker or other such intermediary may be charged a fee for such services. Investors are responsible for the fixed costs of transferring the Fund Securities from the Trust to their account or on their order.
Risks of Purchasing Creation Units. There are certain legal risks unique to investors purchasing Creation Units directly from the Fund. Because Shares may be issued on an ongoing basis, a “distribution” of Shares could be occurring at any time. Certain activities that a shareholder performs as a dealer could, depending on the circumstances, result in the shareholder being deemed a participant in the distribution in a manner that could render the shareholder a statutory underwriter and subject to the prospectus delivery and
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liability provisions of the Securities Act. For example, a shareholder could be deemed a statutory underwriter if it purchases Creation Units from the Fund, breaks them down into the constituent Shares, and sells those Shares directly to customers, or if a shareholder chooses to couple the creation of a supply of new Shares with an active selling effort involving solicitation of secondary-market demand for Shares. In such event, any commissions paid to any such broker-dealer or agent and any profit on the resale of the shares purchased by them may be deemed to be underwriting commissions or discounts under the Securities Act. Whether a person is an underwriter depends upon all of the facts and circumstances pertaining to that person’s activities, and the examples mentioned here should not be considered a complete description of all the activities that could cause you to be deemed an underwriter.
Dealers who are not “underwriters” but are participating in a distribution (as opposed to engaging in ordinary secondary-market transactions), and thus dealing with Shares as part of an “unsold allotment” within the meaning of Section 4(a)(3)(C) of the Securities Act, will be unable to take advantage of the prospectus delivery exemption provided by Section 4(a)(3) of the Securities Act.
Redemption. Shares may be redeemed only in Creation Units at their NAV next determined after receipt of a redemption request in proper form by the Fund through the Transfer Agent and only on a Business Day. EXCEPT UPON LIQUIDATION OF THE FUND, THE TRUST WILL NOT REDEEM SHARES IN AMOUNTS LESS THAN CREATION UNITS. Investors must accumulate enough Shares in the secondary market to constitute a Creation Unit in order to have such Shares redeemed by the Trust. There can be no assurance, however, that there will be sufficient liquidity in the public trading market at any time to permit assembly of a Creation Unit. Investors should expect to incur brokerage and other costs in connection with assembling a sufficient number of Shares to constitute a redeemable Creation Unit.
With respect to the Fund, the Custodian, through the NSCC, makes available prior to the opening of business on the Exchange (currently, 9:30 a.m., Eastern Time) on each Business Day, the list of the names and Share quantities of the Fund’s portfolio securities that will be applicable (subject to possible amendment or correction) to redemption requests received in proper form (as defined below) on that day (“Fund Securities”). Fund Securities received on redemption may not be identical to Deposit Securities.
Redemption proceeds for a Creation Unit are paid either in kind or in cash, or a combination thereof, as determined by the Trust in accordance with the Basket Procedures. With respect to in-kind redemptions of the Fund, redemption proceeds for a Creation Unit will consist of Fund Securities—as announced by the Custodian on the Business Day of the request for redemption received in proper form plus cash in an amount equal to the difference between the NAV of Shares being redeemed, as next determined after a receipt of a request in proper form, and the value of the Fund Securities (the “Cash Redemption Amount”), less a fixed redemption transaction fee, as applicable, and additional variable charge as set forth below. In the event that the Fund Securities have a value greater than the NAV of Shares, a compensating cash payment equal to the differential is required to be made by or through an Authorized Participant by the redeeming shareholder. Notwithstanding the foregoing, at the Trust’s discretion, an Authorized Participant may receive the corresponding cash value of the securities in lieu of the in-kind securities value representing one or more Fund Securities.
Cash Redemption. Full or partial cash redemptions of Creation Units will be effected in essentially the same manner as in-kind redemptions thereof. In the case of full or partial cash redemptions, the Authorized Participant receives the cash equivalent of the Fund Securities it would otherwise receive through an in-kind redemption, plus the same Cash Redemption Amount to be paid to an in-kind redeemer.
Redemption Transaction Fee. A fixed redemption transaction fee, payable to the Fund’s custodian, may be imposed for the transfer and other transaction costs associated with the redemption of Creation Units (“Redemption Order Costs”). The standard fixed redemption transaction fee for the Fund, regardless of the number of Creation Units redeemed in the transaction, is $300. The Fund may adjust the redemption transaction fee from time to time. The fixed redemption fee may be waived on certain orders if the Fund’s custodian has determined to waive some or all of the Redemption Order Costs associated with the order or another party, such as the Adviser, has agreed to pay such fee.
In addition, a variable fee, payable to the Fund, of up to a maximum of 2% of the value of the Creation Units subject to the transaction may be imposed for cash redemptions, non-standard orders, or partial cash redemptions (when cash redemptions are available) of Creation Units. The variable charge is primarily designed to cover additional costs (e.g., brokerage, taxes) involved with selling portfolio securities to satisfy a cash redemption. The Fund may determine to not charge a variable fee on certain orders when the Adviser has determined that doing so is in the best interests of Fund shareholders, e.g., for redemption orders that facilitate changes to the Fund’s portfolio in a more tax efficient manner than could be achieved without such order. Currently there is no variable fee charged by the Fund.
Investors who use the services of a broker or other such intermediary may be charged a fee for such services. Investors are responsible for the fixed costs of transferring the Fund Securities from the Trust to their account or on their order.
Procedures for Redemption of Creation Units. Orders to redeem Creation Units must be submitted in proper form to the Transfer Agent prior to 2:00 p.m. Eastern Time. A redemption request is considered to be in “proper form” if (i) an Authorized Participant has transferred or caused to be transferred to the Trust’s Transfer Agent the Creation Unit(s) being redeemed through the book-entry system of DTC so as to be effective by the time as set forth in the Participant Agreement and (ii) a request in form satisfactory to the Trust is received by the Transfer Agent from the Authorized Participant on behalf of itself or another redeeming investor within the time periods specified in the Participant Agreement. If the Transfer Agent does not receive the investor’s Shares through DTC’s
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facilities by the times and pursuant to the other terms and conditions set forth in the Participant Agreement, the redemption request shall be rejected.
The Authorized Participant must transmit the request for redemption, in the form required by the Trust, to the Transfer Agent in accordance with procedures set forth in the Authorized Participant Agreement. Investors should be aware that their particular broker may not have executed an Authorized Participant Agreement, and that, therefore, requests to redeem Creation Units may have to be placed by the investor’s broker through an Authorized Participant who has executed an Authorized Participant Agreement. Investors making a redemption request should be aware that such request must be in the form specified by such Authorized Participant. Investors making a request to redeem Creation Units should allow sufficient time to permit proper submission of the request by an Authorized Participant and transfer of the Shares to the Transfer Agent; such investors should allow for the additional time that may be required to effect redemptions through their banks, brokers or other financial intermediaries if such intermediaries are not Authorized Participants.
Additional Redemption Procedures. In connection with taking delivery of Shares of Fund Securities upon redemption of Creation Units, a redeeming shareholder or Authorized Participant acting on behalf of such shareholder must maintain appropriate custody arrangements with a qualified broker-dealer, bank, or other custody providers in each jurisdiction in which any of the Fund Securities are customarily traded, to which account such Fund Securities will be delivered. Deliveries of redemption proceeds generally will be made within one business day of the trade date.
The Trust may, in its discretion and in accordance with the Basket Procedures, exercise its option to redeem such Shares in cash, and the redeeming investor will be required to receive its redemption proceeds in cash. In addition, an investor may request a redemption in cash that the Fund may, in its sole discretion, permit. In either case, the investor will receive a cash payment equal to the NAV of its Shares based on the NAV of Shares of the Fund next determined after the redemption request is received in proper form (minus a redemption transaction fee, if applicable, and additional charge for requested cash redemptions specified above, to offset the Trust’s brokerage and other transaction costs associated with the disposition of Fund Securities). The Fund also may, in its sole discretion, and in accordance with the Basket Procedures, upon request of a shareholder, provide such redeemer a portfolio of securities that differs from the exact composition of the Fund Securities but does not differ in NAV.
Redemptions of Shares for Fund Securities will be subject to compliance with applicable federal and state securities laws and the Fund (whether or not it otherwise permits cash redemptions) reserves the right to redeem Creation Units for cash to the extent that the Trust could not lawfully deliver specific Fund Securities upon redemptions or could not do so without first registering the Fund Securities under such laws. An Authorized Participant or an investor for which it is acting subject to a legal restriction with respect to a particular security included in the Fund Securities applicable to the redemption of Creation Units may be paid an equivalent amount of cash. The Authorized Participant may request the redeeming investor of the Shares to enter into agreements with respect to such matters as compensating cash payment. Further, an Authorized Participant that is not a “qualified institutional buyer,” (“QIB”) as such term is defined under Rule 144A of the Securities Act, will not be able to receive Fund Securities that are restricted securities eligible for resale under Rule 144A. An Authorized Participant may be required by the Trust to provide a written confirmation with respect to QIB status to receive Fund Securities.
Because the portfolio securities of the Fund may trade on other exchanges on days that the Exchange is closed or are otherwise not Business Days for the Fund, shareholders may not be able to redeem their Shares, or to purchase or sell Shares on the Exchange, on days when the NAV of the Fund could be significantly affected by events in the relevant foreign markets.
The right of redemption may be suspended or the date of payment postponed with respect to the Fund (1) for any period during which the Exchange is closed (other than customary weekend and holiday closings); (2) for any period during which trading on the Exchange is suspended or restricted; (3) for any period during which an emergency exists as a result of which disposal of the Shares of the Fund or determination of the NAV of the Shares is not reasonably practicable; or (4) in such other circumstance as is permitted by the SEC.
DETERMINATION OF NET ASSET VALUE
NAV per Share for the Fund is computed by dividing the value of the net assets of the Fund (i.e., the value of its total assets less total liabilities) by the total number of Shares outstanding, rounded to the nearest cent. Expenses and fees, including the management fees, are accrued daily and taken into account for purposes of determining NAV. The NAV of the Fund is calculated by Fund Services and determined at the scheduled close of the regular trading session on the NYSE (ordinarily 4:00 p.m., Eastern Time) on each day that the NYSE is open, provided that fixed-income assets may be valued as of the announced closing time for trading in fixed-income instruments on any day that the Securities Industry and Financial Markets Association (“SIFMA”) announces an early closing time.
In calculating the Fund’s NAV per Share, the Fund’s investments are generally valued using market quotations to the extent such market quotations are readily available. If market quotations are not readily available, or are deemed to be unreliable by the Adviser, the Fund will value such investments at fair value, as determined by the Adviser, for purposes of calculating the Fund’s NAV. Pursuant to Rule 2a-5 under the 1940 Act, the Board has designated the Adviser to perform the fair value determinations for the Fund’s portfolio holdings subject to the Board’s oversight. The Adviser has established procedures for its fair valuation of the Fund’s portfolio investments. These procedures address, among other things, determining when market quotations are not readily available or reliable and the methodologies to be used for determining the fair value of investments, as well as the use and oversight of third-party
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pricing services for fair valuation. The Adviser’s fair value determinations will be carried out in compliance with Rule 2a-5 and based on fair value methodologies established and applied by the Adviser and periodically tested to ensure such methodologies are appropriate and accurate with respect to the Fund’s portfolio investments. The Adviser’s fair value methodologies may involve obtaining inputs and prices from third-party pricing services.
When fair value pricing is employed, the prices of securities used by the Fund to calculate its NAV may differ from quoted or published prices for the same securities. Due to the subjective and variable nature of fair value pricing, it is possible that the fair value determined for a particular security may be materially different (higher or lower) from the price of the security quoted or published by others, or the value when trading resumes or is realized upon its sale. There may be multiple methods that can be used to value a portfolio investment when market quotations are not readily available. The value established for any portfolio investment at a point in time might differ from what would be produced using a different methodology or if it had been priced using market quotations.
DIVIDENDS AND DISTRIBUTIONS
The following information supplements and should be read in conjunction with the section in the Prospectus entitled “Dividends, Distributions and Taxes.”
General Policies. Dividends from net investment income, if any, are declared and paid at least annually by the Fund. Distributions of net realized securities gains, if any, generally are declared and paid once a year, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Code, in all events in a manner consistent with the provisions of the 1940 Act.
Dividends and other distributions on Shares are distributed, as described below, on a pro rata basis to Beneficial Owners of such Shares. Dividend payments are made through DTC Participants and Indirect Participants to Beneficial Owners then of record with proceeds received from the Trust.
The Fund makes additional distributions to the extent necessary (i) to distribute the entire annual taxable income of the Fund, plus any net capital gains and (ii) to avoid imposition of the excise tax imposed by Section 4982 of the Code. Management of the Trust reserves the right to declare special dividends if, in its reasonable discretion, such action is necessary or advisable to preserve the Fund’s eligibility for treatment as a RIC or to avoid imposition of income or excise taxes on undistributed income.
Dividend Reinvestment Service. The Trust will not make the DTC book-entry dividend reinvestment service available for use by Beneficial Owners for reinvestment of their cash proceeds, but certain individual broker-dealers may make available the DTC book-entry Dividend Reinvestment Service for use by Beneficial Owners of the Fund through DTC Participants for reinvestment of their dividend distributions. Investors should contact their brokers to ascertain the availability and description of these services. Beneficial Owners should be aware that each broker may require investors to adhere to specific procedures and timetables to participate in the dividend reinvestment service and investors should ascertain from their brokers such necessary details. If this service is available and used, dividend distributions of both income and realized gains will be automatically reinvested in additional whole Shares issued by the Trust of the Fund at NAV per Share. Distributions reinvested in additional Shares will nevertheless be taxable to Beneficial Owners acquiring such additional Shares to the same extent as if such distributions had been received in cash.
FEDERAL INCOME TAXES
The following is only a summary of certain important U.S. federal income tax considerations generally affecting the Fund and its shareholders that supplements the discussion in the Prospectus. No attempt is made to present a comprehensive explanation of the federal, state, local or foreign tax treatment of the Fund or its shareholders, and the discussion here and in the Prospectus is not intended to be a substitute for careful tax planning. In particular, it does not address tax consequences to investors subject to special rules, such as investors who hold Shares through individual retirement accounts (“IRAs”), 401(k) plans, or other tax-advantaged accounts.
The following general discussion of certain U.S. federal income tax consequences is based on provisions of the Code and the regulations issued thereunder as in effect on the date of this SAI. New legislation, as well as administrative changes or court decisions, may significantly change the conclusions expressed herein, and may have a retroactive effect with respect to the transactions contemplated herein.
Unless your investment in Shares is made through a tax-exempt entity or tax-deferred retirement account, such as an IRA, you need to be aware of the possible tax consequences when the Fund makes distributions or you sell Shares.
Shareholders are urged to consult their own tax advisors regarding the application of the provisions of tax law described in this SAI in light of the particular tax situations of the shareholders and regarding specific questions as to federal, state, foreign or local taxes.
Taxation of the Fund. The Fund intends to qualify each year to be treated as a RIC under Subchapter M of the Code. As such, the Fund should not be subject to federal income taxes on its net investment income and capital gains, if any, to the extent that it timely distributes such income and capital gains to its shareholders. To qualify for treatment as a RIC, the Fund must distribute annually to its shareholders at least the sum of 90% of its net investment income (generally including dividends, taxable interest, and the excess of net short-term capital gains over net long-term capital losses, less operating expenses) and at least 90% of its net tax-exempt interest
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income, if any (the “Distribution Requirement”) and must meet several additional requirements. Among these requirements are the following: (i) at least the sum of 90% of the Fund’s gross income each taxable year must be derived from dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income derived with respect to its business of investing in such stock, securities or foreign currencies and net income derived from interests in qualified publicly traded partnerships (the “Qualifying Income Requirement”); and (ii) at the end of each quarter of the Fund’s taxable year, the Fund’s assets must be diversified so that (a) at least 50% of the value of the Fund’s total assets is represented by cash and cash items, U.S. government securities, securities of other RICs, and other securities, with such other securities limited, in respect to any one issuer, to an amount not greater in value than 5% of the value of the Fund’s total assets and to not more than 10% of the outstanding voting securities of such issuer, including the equity securities of a qualified publicly traded partnership, and (b) not more than 25% of the value of its total assets is invested, including through corporations in which the Fund owns a 20% or more voting stock interest, in the securities (other than U.S. government securities or securities of other RICs) of any one issuer, the securities (other than securities of other RICs) of two or more issuers which the Fund controls and which are engaged in the same, similar, or related trades or businesses, or the securities of one or more qualified publicly traded partnerships (the “Diversification Requirement”).
To the extent the Fund makes investments that may generate income that is not qualifying income, including certain derivatives, the Fund will seek to restrict the resulting income from such investments so that the Fund’s non-qualifying income does not exceed 10% of its gross income.
Although the Fund intends to distribute substantially all of its net investment income and may distribute its capital gains for any taxable year, the Fund will be subject to federal income taxation to the extent any such income or gains are not distributed. The Fund is treated as a separate corporation for federal income tax purposes. The Fund therefore is considered a separate entity in determining its treatment under the rules for RICs described herein, i.e., losses in the Fund do not offset gains in another fund. The requirements (other than certain organizational requirements) for qualifying RIC status are determined at the Fund level rather than at the Trust level.
If the Fund fails to satisfy the Qualifying Income Requirement or the Diversification Requirement in any taxable year, the Fund may be eligible for relief provisions if the failures are due to reasonable cause and not willful neglect and if a penalty tax is paid with respect to each failure to satisfy the applicable requirements. Additionally, relief is provided for certain de minimis failures of the Diversification Requirement where the Fund corrects the failure within a specified period of time. To be eligible for the relief provisions with respect to a failure to meet the Diversification Requirement, the Fund may be required to dispose of certain assets. If these relief provisions were not available to the Fund and it were to fail to qualify for treatment as a RIC for a taxable year, all of its taxable income would be subject to federal income tax at the regular 21% corporate rate without any deduction for distributions to shareholders, and its distributions (including capital gains distributions) generally would be taxable to the shareholders of the Fund as ordinary income dividends to the extent of the Fund’s current and accumulated earnings and profits, subject to the dividends received deduction for corporate shareholders and the lower tax rates on qualified dividend income received by non-corporate shareholders, subject to certain limitations. To requalify for treatment as a RIC in a subsequent taxable year, the Fund would be required to satisfy the RIC qualification requirements for that year and to distribute any earnings and profits from any year in which the Fund failed to qualify for tax treatment as a RIC. If the Fund failed to qualify as a RIC for a period greater than two taxable years, it would generally be required to pay a Fund-level tax on certain net built-in gains recognized with respect to certain of its assets upon disposition of such assets within five years of qualifying as a RIC in a subsequent year. The Board reserves the right not to maintain the qualification of the Fund for treatment as a RIC if it determines such course of action to be beneficial to shareholders. If the Fund determines that it will not qualify as a RIC, the Fund will establish procedures to reflect the anticipated tax liability in the Fund’s NAV.
The Fund may elect to treat part or all of any “qualified late year loss” as if it had been incurred in the succeeding taxable year in determining the Fund’s taxable income, net capital gain, net short-term capital gain, and earnings and profits. The effect of this election is to treat any such “qualified late year loss” as if it had been incurred in the succeeding taxable year in characterizing Fund distributions for any calendar year. A “qualified late year loss” generally includes net capital loss, net long-term capital loss, or net short-term capital loss incurred after October 31 of the relevant taxable year (commonly referred to as “post-October losses”) and certain other late-year losses.
Capital losses in excess of capital gains (“net capital losses”) are not permitted to be deducted against a RIC’s net investment income. Instead, for U.S. federal income tax purposes, potentially subject to certain limitations, the Fund may carry a net capital loss from any taxable year forward indefinitely to offset its capital gains, if any, in years following the year of the loss. To the extent subsequent capital gains are offset by such losses, they will not result in U.S. federal income tax liability to the Fund and may not be distributed as capital gains to its shareholders. Generally, the Fund may not carry forward any losses other than net capital losses. The carryover of capital losses may be limited under the general loss limitation rules if the Fund experiences an ownership change as defined in the Code.
For the fiscal period April 8, 2025 (commencement of operations) to December 31, 2025, the Fund had no carryforward losses to be carried forward indefinitely to offset future realized capital gains.
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The Fund will be subject to a nondeductible 4% federal excise tax on certain undistributed income if it does not distribute to its shareholders in each calendar year an amount at least equal to 98% of its ordinary income for the calendar year plus 98.2% of its capital gain net income for the one-year period ending on October 31 of that year, subject to an increase for any shortfall in the prior year’s distribution. For this purpose, any ordinary income or capital gain net income retained by the Fund and subject to corporate income tax will be considered to have been distributed. The Fund intends to declare and distribute dividends and distributions in the amounts and at the times necessary to avoid the application of the excise tax but can make no assurances that all such tax liability will be eliminated. For example, the Fund may receive delayed or corrected tax reporting statements from its investments that cause the Fund to accrue additional income and gains after the Fund has already made its excise tax distributions for the year. In such a situation, the Fund may incur an excise tax liability resulting from such delayed receipt of such tax information statements. In addition, the Fund may in certain circumstances be required to liquidate Fund investments to make sufficient distributions to avoid federal excise tax liability at a time when the investment adviser might not otherwise have chosen to do so, and liquidation of investments in such circumstances may affect the ability of the Fund to satisfy the requirement for qualification as a RIC.
If the Fund meets the Distribution Requirement but retains some or all of its income or gains, it will be subject to federal income tax to the extent that any such income or gains are not distributed. The Fund may designate certain amounts retained as undistributed net capital gain in a notice to its shareholders, who (i) will be required to include in income for U.S. federal income tax purposes, as long-term capital gain, their proportionate shares of the undistributed amount so designated, (ii) will be entitled to credit their proportionate shares of the income tax paid by the Fund on that undistributed amount against their federal income tax liabilities and to claim refunds to the extent such credits exceed their tax liabilities, and (iii) will be entitled to increase their tax basis, for federal income tax purposes, in their Shares by an amount equal to the excess of the amount of undistributed net capital gain included in their respective income over their respective income tax credits.
Taxation of Shareholders – Distributions. The Fund intends to distribute annually to its shareholders substantially all of its investment company taxable income (computed without regard to the deduction for dividends paid), its net tax-exempt income, if any, and any net capital gain (net recognized long-term capital gains in excess of net recognized short-term capital losses, taking into account any capital loss carryforwards). The distribution of investment company taxable income (as so computed) and net realized capital gain will be taxable to Fund shareholders regardless of whether the shareholder receives these distributions in cash or reinvests them in additional Shares. Distributions from the Fund’s net capital gain will be taxable to shareholders at long-term capital gains rates, regardless of how long shareholders have held their Shares.
The Fund (or your broker) will report to shareholders annually the amounts of dividends paid from ordinary income, the amount of distributions of net capital gain, the portion of dividends which may qualify for the dividends received deduction for corporations, and the portion of dividends which may qualify for treatment as qualified dividend income, which, subject to certain limitations and requirements, is taxable to non-corporate shareholders at rates of up to 20%. Distributions from the Fund’s net capital gain will be taxable to shareholders at long-term capital gains rates, regardless of how long shareholders have held their Shares.
Qualified dividend income includes, in general, subject to certain holding period and other requirements, dividend income from taxable domestic corporations and certain foreign corporations. Subject to certain limitations, eligible foreign corporations include those incorporated in possessions of the United States, those incorporated in certain countries with comprehensive tax treaties with the United States, and other foreign corporations if the stock with respect to which the dividends are paid is readily tradable on an established securities market in the United States. Dividends received by the Fund from an underlying fund taxable as a RIC or from a REIT may be treated as qualified dividend income generally only to the extent so reported by such underlying fund or REIT. If 95% or more of the Fund’s gross income (calculated without taking into account net capital gain derived from sales or other dispositions of stock or securities) consists of qualified dividend income, the Fund may report all distributions of such income as qualified dividend income. The Fund’s investment strategy will significantly limit the amount of dividends eligible to be reported as qualified dividend income.
Fund dividends will not be treated as qualified dividend income if the Fund does not meet holding period and other requirements with respect to dividend paying stocks in its portfolio, and the shareholder does not meet holding period and other requirements with respect to the Shares on which the dividends were paid. Distributions by the Fund of its net short-term capital gains will be taxable as ordinary income. Distributions from the Fund’s net capital gain will be taxable to shareholders at long-term capital gains rates, regardless of how long shareholders have held their Shares. Distributions may be subject to state and local taxes.
In the case of corporate shareholders, certain dividends received by the Fund from U.S. corporations (generally, dividends received by the Fund in respect of any share of stock (1) with a tax holding period of at least 46 days during the 91-day period beginning on the date that is 45 days before the date on which the stock becomes ex-dividend as to that dividend and (2) that is held in an unleveraged position) and distributed and appropriately so reported by the Fund may be eligible for the 50% dividends received deduction. Certain preferred stock must have a holding period of at least 91 days during the 181-day period beginning on the date that is 90 days before the date on which the stock becomes ex-dividend as to that dividend to be eligible. Capital gain dividends distributed to the Fund from other RICs, and dividends distributed to the Fund from REITs are generally not eligible for the dividends received deduction. To qualify for the deduction, corporate shareholders must meet the minimum holding period requirement stated above with respect to their Shares, taking into account any holding period reductions from certain hedging or other transactions or positions that diminish their risk of loss with respect to their Shares, and, if they borrow to acquire or otherwise incur debt attributable to Shares, they may be
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denied a portion of the dividends received deduction with respect to those Shares. The Fund’s investment strategy will significantly limit its ability to distribute dividends eligible for the dividends received deduction for corporate shareholders.
A RIC that receives business interest income may pass through its net business interest income for purposes of the tax rules applicable to the interest expense limitations under Section 163(j) of the Code. A RIC’s total “Section 163(j) Interest Dividend” for a tax year is limited to the excess of the RIC’s business interest income over the sum of its business interest expense and its other deductions properly allocable to its business interest income. A RIC may, in its discretion, designate all or a portion of ordinary dividends as Section 163(j) Interest Dividends, which would allow the recipient shareholder to treat the designated portion of such dividends as interest income for purposes of determining such shareholder’s interest expense deduction limitation under Section 163(j) of the Code. This can potentially increase the amount of a shareholder’s interest expense deductible under Section 163(j) of the Code. In general, to be eligible to treat a Section 163(j) Interest Dividend as interest income, you must have held your shares in the Fund for more than 180 days during the 361-day period beginning on the date that is 180 days before the date on which the share becomes ex-dividend with respect to such dividend. Section 163(j) Interest Dividends, if so designated by the Fund, will be reported to your financial intermediary or otherwise in accordance with the requirements specified by the IRS.
Although dividends generally will be treated as distributed when paid, any dividend declared by the Fund in October, November or December and payable to shareholders of record in such a month that is paid during the following January will be treated for U.S. federal income tax purposes as received by shareholders on December 31 of the calendar year in which it was declared.
Shareholders who have not held Shares for a full year should be aware that the Fund may report and distribute, as ordinary dividends or capital gain dividends, a percentage of income that is not equal to the percentage of the Fund’s ordinary income or net capital gain, respectively, actually earned during the applicable shareholder’s period of investment in the Fund. A taxable shareholder should note that if it purchases shares just before a distribution, the purchase price would reflect the amount of the upcoming distribution. In this case, the shareholder would be taxed on the entire amount of the distribution received, even though, as an economic matter, the distribution simply constitutes a return of its investment. This is known as “buying a dividend” and should generally be avoided by taxable investors.
To the extent that the Fund makes a distribution of income received by the Fund in lieu of dividends (a “substitute payment”) with respect to securities on loan pursuant to a securities lending transaction, such income will not constitute qualified dividend income to individual shareholders and will not be eligible for the dividends received deduction for corporate shareholders.
If the Fund’s distributions exceed its current and accumulated earnings and profits for the taxable year (as calculated for federal income tax purposes), all or a portion of the distributions made for the taxable year may be recharacterized as a return of capital to shareholders. A return of capital distribution will generally not be taxable but will reduce each shareholder’s cost basis in the Fund and result in a higher capital gain or lower capital loss when the Shares on which the distribution was received are sold. After a shareholder’s basis in the Shares has been reduced to zero, distributions in excess of earnings and profits will be treated as gain from the sale of the shareholder’s Shares.
Taxation of Shareholders – Sale or Exchange of Shares. A sale or exchange of Shares may give rise to a gain or loss for federal and state income tax purposes. Assuming a shareholder holds Shares as a capital asset, any gain or loss realized upon a taxable disposition of Shares will be treated as long-term capital gain or loss if Shares have been held for more than 12 months. Otherwise, the gain or loss on the taxable disposition of Shares will generally be treated as short-term capital gain or loss. Any loss realized upon a taxable disposition of Shares held for six months or less will be treated as long-term capital loss, rather than short-term capital loss, to the extent of any amounts treated as distributions to the shareholder of long-term capital gain (including any amounts credited to the shareholder as undistributed capital gains). All or a portion of any loss realized upon a taxable disposition of Shares may be disallowed if substantially identical Shares of the Fund are acquired (through the reinvestment of dividends or otherwise) within a 61-day period beginning 30 days before and ending 30 days after the disposition. In such a case, the basis of the newly acquired Shares will be adjusted to reflect the disallowed loss.
The cost basis of Shares acquired by purchase will generally be based on the amount paid for Shares and then may be subsequently adjusted for other applicable transactions as required by the Code. The difference between the selling price and the cost basis of Shares generally determines the amount of the capital gain or loss realized on the sale or exchange of Shares. Contact the broker through whom you purchased your Shares to obtain information with respect to the available cost basis reporting methods and elections for your account.
An Authorized Participant who exchanges securities for Creation Units generally will recognize a gain or a loss. The gain or loss will be equal to the difference between the market value of the Creation Units at the time and the sum of the exchanger’s aggregate basis in the securities surrendered plus the amount of cash paid for such Creation Units. The ability of Authorized Participants to receive a full or partial cash redemption of Creation Units of the Fund may limit the tax efficiency of the Fund. An Authorized Participant who redeems Creation Units will generally recognize a gain or loss equal to the difference between the exchanger’s basis in the Creation Units and the sum of the aggregate market value of any securities received plus the amount of any cash received for such Creation Units. The IRS, however, may assert that a loss realized upon an exchange of securities for Creation Units cannot currently be deducted under the rules governing “wash sales” (for a person who does not mark-to-market its portfolio) or on the basis that there has been no significant change in economic position.
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Any gain or loss realized upon a creation or redemption of Creation Units will be treated as capital or ordinary gain or loss, depending on the holder’s circumstances.
The Trust, on behalf of the Fund, has the right to reject an order for Creation Units if the purchaser (or a group of purchasers) would, upon obtaining the Creation Units so ordered, own 80% or more of the outstanding Shares and if, pursuant to Section 351 of the Code, the Fund would have a basis in the deposit securities different from the market value of such securities on the date of deposit. The Trust also has the right to require the provision of information necessary to determine beneficial Share ownership for purposes of the 80% determination. If the Fund does issue Creation Units to a purchaser (or a group of purchasers) that would, upon obtaining the Creation Units so ordered, own 80% or more of the outstanding Shares, the purchaser (or a group of purchasers) will not recognize gain or loss upon the exchange of securities for Creation Units.
Authorized Participants purchasing or redeeming Creation Units should consult their own tax advisors with respect to the tax treatment of any creation or redemption transaction and whether the wash sales rule applies and when a loss may be deductible.
Taxation of Shareholders – Net Investment Income Tax. U.S. individuals with adjusted gross income (subject to certain adjustments) exceeding certain threshold amounts ($250,000 if married filing jointly or if considered a “surviving spouse” for federal income tax purposes, $125,000 if married filing separately, and $200,000 in other cases) are subject to a 3.8% tax on all or a portion of their “net investment income,” which includes taxable interest, dividends, and certain capital gains (generally including capital gain distributions and capital gains realized on the sale of Shares). This 3.8% tax also applies to all or a portion of the undistributed net investment income of certain shareholders that are estates and trusts.
Foreign Investments. Dividends and interest received by the Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Tax treaties between certain countries and the United States may reduce or eliminate such taxes. The Fund does not expect to satisfy the requirements for passing through to its shareholders any share of foreign taxes paid by the Fund, with the result that shareholders will not include such taxes in their gross incomes and will not be entitled to a tax deduction or credit for such taxes on their own tax returns.
If more than 50% of the value of the Fund’s assets at the close of any taxable year consists of stock or securities of foreign corporations, which for this purpose may include obligations of foreign governmental issuers, the Fund may elect, for U.S. federal income tax purposes, to treat any foreign income or withholding taxes paid by the Fund as paid by its shareholders. For any year that the Fund is eligible for and makes such an election, each shareholder of the Fund will be required to include in income an amount equal to his or her allocable share of qualified foreign income taxes paid by the Fund, and shareholders will be entitled, subject to certain holding period requirements and other limitations, to credit their portions of these amounts against their U.S. federal income tax due, if any, or to deduct their portions from their U.S. taxable income, if any. No deductions for foreign taxes paid by the Fund may be claimed, however, by non-corporate shareholders who do not itemize deductions. No deduction for such taxes will be permitted to individuals in computing their alternative minimum tax liability. Shareholders that are not subject to U.S. federal income tax, and those who invest in the Fund through tax-advantaged accounts (including those who invest through IRAs or other tax-advantaged retirement plans), generally will receive no benefit from any tax credit or deduction passed through by the Fund. Foreign taxes paid by the Fund will reduce the return from the Fund’s investments. If the Fund makes the election, the Fund’s shareholders will be notified annually by the Fund (or their broker) of the respective amounts per share of the Fund’s income from sources within, and taxes paid to, foreign countries and U.S. possessions. If the Fund does not hold sufficient foreign securities to meet the above threshold, then shareholders will not be entitled to claim a credit or further deduction with respect to foreign taxes paid by the Fund.
Foreign tax credits, if any, received by the Fund as a result of an investment in another RIC (including an underlying fund which is taxable as a RIC) will not be passed through to you unless the Fund qualifies as a “qualified fund of funds” under the Code. If the Fund is a “qualified fund of funds” it will be eligible to file an election with the IRS that will enable the Fund to pass along these foreign tax credits to its shareholders. The Fund will be treated as a “qualified fund of funds” under the Code if at least 50% of the value of the Fund’s total assets (at the close of each quarter of the Fund’s taxable year) is represented by interests in other RICs.
To the extent the Fund invests in an underlying fund (including an ETF) that indicates that such underlying fund intends to satisfy the tax requirements to be treated as a RIC under the Code, the Fund may be able to receive the benefits of a “qualified fund of funds” as described above. If, however, an underlying fund loses its status as a RIC under the Code, the Fund would no longer be permitted to count its investment in such underlying fund for purposes of satisfying the requirements to be a “qualified fund of funds.” In addition, an underlying fund that loses its status as a RIC would be treated as a regular corporation subject to entity level taxation prior to making any distributions to the Fund which would affect the amount, timing and character of such income distributed by an underlying fund to the Fund.
If the Fund holds shares in a “passive foreign investment company” (“PFIC”), it may be subject to U.S. federal income tax on a portion of any “excess distribution” or gain from the disposition of such shares even if such income is distributed as a taxable dividend by the Fund to its shareholders. Additional charges in the nature of interest may be imposed on the Fund in respect of deferred taxes arising from such distributions or gains.
The Fund may be eligible to treat a PFIC as a “qualified electing fund” (“QEF”) under the Code in which case, in lieu of the foregoing requirements, the Fund will be required to include in income each year a portion of the ordinary earnings and net capital gains of the
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QEF, even if not distributed to the Fund, and such amounts will be subject to the 90% and excise tax distribution requirements described above. In order to make this election, the Fund would be required to obtain certain annual information from the PFICs in which it invests, which may be difficult or impossible to obtain. Alternatively, the Fund may make a mark-to-market election that will result in the Fund being treated as if it had sold and repurchased its PFIC stock at the end of each year. In such case, the Fund would report any gains resulting from such deemed sales as ordinary income and would deduct any losses resulting from such deemed sales as ordinary losses to the extent of previously recognized gains. The election must be made separately for each PFIC owned by the Fund and, once made, is effective for all subsequent taxable years, unless revoked with the consent of the IRS. By making the election, the Fund could potentially ameliorate the adverse tax consequences with respect to its ownership of shares in a PFIC, but in any particular year may be required to recognize income in excess of the distributions it receives from PFICs and its proceeds from dispositions of PFIC stock. The Fund may have to distribute this excess income to satisfy the 90% distribution requirement and to avoid imposition of the 4% excise tax. In order to distribute this income and avoid a tax at the fund level, the Fund might be required to liquidate portfolio securities that it might otherwise have continued to hold, potentially resulting in additional taxable gain or loss. The Fund intends to make the appropriate tax elections, if possible, and take any additional steps that are necessary to mitigate the effect of these rules. Amounts included in income each year by the Fund arising from a QEF election will be “qualifying income” under the Qualifying Income Requirement (as described above) even if not distributed to the Fund, if the Fund derives such income from its business of investing in stock, securities or currencies.
Under Section 988 of the Code, gains or losses attributable to fluctuations in exchange rates which occur between the time the Fund accrues income or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such income or receivables or pays such expenses or liabilities generally are treated as ordinary income or loss. Similarly, on disposition of debt securities denominated in a foreign currency and on disposition of certain other financial instruments (such as forward currency contracts and currency swaps), gains or losses attributable to fluctuations in the value of the foreign currency between the date of acquisition of the security or contract and the date of settlement or disposition also are treated as ordinary gain or loss. The gains and losses may increase or decrease the amount of the Fund’s income to be distributed to its shareholders as ordinary income. The Fund may elect out of the application of Section 988 of the Code with respect to the tax treatment of each of its foreign currency forward contracts to the extent that (i) such contract is a capital asset in the hands of the Fund and is not part of a straddle transaction and (ii) the Fund makes an election by the close of the day the contract is entered into to treat the gain or loss attributable to such contract as capital gain or loss.
The U.S. Treasury Department has authority to issue regulations that would exclude foreign currency gains from the Qualifying Income Requirement described above if such gains are not directly related to the Fund’s business of investing in stock or securities (or options and futures with respect to stock or securities). Accordingly, regulations may be issued in the future that could treat some or all of the Fund’s non-U.S. currency gains as non-qualifying income, thereby potentially jeopardizing the Fund’s status as a RIC for all years to which the regulations are applicable.
Taxation of the Subsidiary. There is, at present, no direct taxation in the Cayman Islands and interest, dividends and gains payable to the Subsidiary will be received free of all Cayman Islands taxes. The Subsidiary is registered as an “exempted company” pursuant to the Companies Law (as amended). The Subsidiary expects to obtain an undertaking from the Governor in Cabinet of the Cayman Islands to the effect that, for a period of twenty years from the date of the undertaking, no law that thereafter is enacted in the Cayman Islands imposing any tax or duty to be levied on profits, income or on gains or appreciation, or any tax in the nature of estate duty or inheritance tax, will apply to any property comprised in or any income arising under the Subsidiary, or to the shareholders thereof, in respect of any such property or income.
Tax Treatment of Complex Securities. Certain of the Fund’s investments may be subject to complex provisions of the Code (including provisions relating to hedging transactions, straddles, integrated transactions, foreign currency contracts, forward foreign currency contracts, and notional principal contracts) that, among other things, may affect the Fund’s ability to qualify as a RIC, may affect the character of gains and losses realized by the Fund (e.g., may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the Fund and defer losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. These provisions also may require the Fund to mark-to-market certain types of positions in its portfolio (i.e., treat them as if they were closed out) which may cause the Fund to recognize income without the Fund receiving cash with which to make distributions in amounts sufficient to enable the Fund to satisfy the RIC distribution requirements for avoiding income and excise taxes. The Fund intends to monitor its transactions, intends to make appropriate tax elections, and intends to make appropriate entries in its books and records to mitigate the effect of these rules and preserve the Fund’s qualification for treatment as a RIC.
Certain of the Fund’s investments may not produce qualifying income to the Fund. To the extent the Fund invests in such investments, the Fund will seek to restrict its income from such instruments that do not generate qualifying income to a maximum of 10% of its gross income (when combined with its other investments that produce non-qualifying income).
The Fund is required for federal income tax purposes to mark-to-market and recognize as income for each taxable year its net unrealized gains and losses on certain futures and options contracts subject to section 1256 of the Code (“Section 1256 Contracts”) as of the end of the year as well as those actually realized during the year. Gain or loss from Section 1256 Contracts on broad-based indexes required to be marked to market will be 60% long-term and 40% short-term capital gain or loss. Application of this rule may alter the timing and character of distributions to shareholders. The Fund may be required to defer the recognition of losses on Section
47

1256 Contracts to the extent of any unrecognized gains on offsetting positions held by the Fund. These provisions also may require the Fund to mark-to-market certain types of positions in its portfolio (i.e., treat them as if they were closed out), which may cause the Fund to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the Distribution Requirement and for avoiding the excise tax discussed above. Accordingly, to avoid certain income and excise taxes, the Fund may be required to liquidate its investments at a time when the investment adviser might not otherwise have chosen to do so.
Certain derivative investments by the Fund, such as XRP-related investments, exchange-traded products, and over-the-counter derivatives, may not produce qualifying income for purposes of the Qualifying Income Requirement described above, which must be met in order for the Fund to maintain its status as a RIC under the Code. In addition, the determination of the value and the identity of the issuer of such derivative investments are often unclear for purposes of the Diversification Requirement described above. The Fund intends to carefully monitor such investments to ensure that any non-qualifying income does not exceed permissible limits and to ensure that it is adequately diversified under the Diversification Requirement. The Fund, however, may not be able to accurately predict the non-qualifying income from these investments and there are no assurances that the IRS will agree with the Fund’s determination of the Diversification Requirement with respect to such derivatives. Failure to satisfy the Diversification Requirement might also result from a determination by the IRS that financial instruments in which the Fund invests are not securities.
The Fund may gain most of its exposure to XRP-related investments through its investment in the Subsidiary, which may invest directly in XRP-related investments. The Fund’s investment in the Subsidiary is expected to provide the Fund with exposure to XRP-related investments within the limitations of the federal tax requirements of Subchapter M of the Code for qualification as a RIC. The “Subpart F” income (defined in Section 951 of the Code to include passive income) of the Fund attributable to its investment in the Subsidiary is “qualifying income” to the Fund to the extent that such income is derived with respect to the Fund’s business of investing in stock, securities or currencies. NCTI generally includes the active operating profits of the CFC. The Fund expects its “Subpart F” income and NCTI attributable to its investments in the Subsidiary to be derived with respect to the Fund’s business of investing in stock, securities or currencies and accordingly expects its “Subpart F” income and NCTI attributable to its investment in the Subsidiary to be treated as “qualifying income.” The Adviser intends to carefully monitor the Fund’s investments in the Subsidiary to ensure that no more than 25% of the Fund’s assets are invested in the Subsidiary.
A U.S. person that owns (directly, indirectly or constructively) 10% or more of the total combined voting power of all classes of stock or 10% or more of the total value of shares of all classes of stock of a foreign corporation is a “U.S. Shareholder” for purposes of Subpart F of the Code. A foreign corporation is a “controlled foreign corporation” within the meaning of Section 957 of the Code (a “CFC”) if, on any day of its taxable year, more than 50% of the voting power or value of its stock is owned (directly, indirectly or constructively) by “U.S. Shareholders.” If the Fund is a “U.S. Shareholder” of a CFC, the Fund will be required to include in its gross income for United States federal income tax purposes the CFCs “subpart F income” (described below), whether or not such income is distributed by the CFC. “Subpart F income” generally includes interest, original issue discount, dividends, net gains from the disposition of stocks or securities, receipts with respect to securities loans and net payments received with respect to equity swaps and similar derivatives. “Subpart F income” also includes the excess of gains over losses from transactions (including futures, forward and similar transactions) in any commodities. The Fund’s recognition of “subpart F income” and NCTI will increase the Fund’s tax basis in the CFC. Distributions by a CFC to the Fund will be tax-free, to the extent of its previously undistributed “subpart F income” and NCTI and will correspondingly reduce the Fund’s tax basis in the CFC. “Subpart F income” and NCTI is generally treated as ordinary income, regardless of the character of the CFC’s underlying income. It is expected that the Subsidiary will be treated as a CFC, and that the Fund will be treated as a “U.S. Shareholder” in the Subsidiary.
With respect to investments in STRIPS and other zero-coupon securities which are sold at original issue discount (“OID”) and thus do not make periodic cash interest payments, the Fund will be required to include as part of its current income the imputed interest on such obligations even though the Fund has not received any interest payments on such obligations during that period. Because the Fund intends to distribute all of its net investment income to its shareholders, the Fund may have to sell Fund securities to distribute such imputed income which may occur at a time when the Adviser would not have chosen to sell such securities and which may result in taxable gain or loss.
Any market discount recognized on a bond is taxable as ordinary income. A market discount bond is a bond acquired in the secondary market at a price below redemption value or adjusted issue price if issued with OID. Absent an election by the Fund to include the market discount in income as it accrues, gain on the Fund’s disposition of such an obligation will be treated as ordinary income rather than capital gain to the extent of the accrued market discount.
Investments in debt obligations that are at risk of or in default present special tax issues for the Fund. Tax rules are not entirely clear about issues such as when the Fund may cease to accrue interest, OID or market discount, whether or to what extent the Fund should recognize market discount on a debt obligation, when and to what extent the Fund may take deductions for bad debts or worthless securities and how the Fund should allocate payments received on obligations in default between principal and income. These and other related issues will be addressed by the Fund when, as, and if it invests in such securities, in order to seek to ensure that it distributes sufficient income to preserve its status as a RIC and does not become subject to U.S. federal income or excise tax.
The Fund may invest in inflation-linked debt securities. Any increase in the principal amount of an inflation-linked debt security will be original interest discount, which is taxable as ordinary income and is required to be distributed, even though the Fund will not
48

receive the principal, including any increase thereto, until maturity. As noted above, if the Fund invests in such securities, it may be required to liquidate other investments, including at times when it is not advantageous to do so, in order to satisfy its distribution requirements and to eliminate any possible taxation at the Fund level.
Backup Withholding. The Fund will be required in certain cases to withhold (as “backup withholding”) on amounts payable to any shareholder who (1) fails to provide a correct taxpayer identification number certified under penalty of perjury; (2) is subject to backup withholding by the IRS for failure to properly report all payments of interest or dividends; (3) fails to provide a certified statement that he or she is not subject to “backup withholding”; or (4) fails to provide a certified statement that he or she is a U.S. person (including a U.S. resident alien). The backup withholding rate is currently 24%. Backup withholding is not an additional tax and any amounts withheld may be credited against the shareholder’s ultimate U.S. tax liability. Backup withholding will not be applied to payments that have been subject to the 30% withholding tax on shareholders who are neither citizens nor permanent residents of the U.S.
Non-U.S. Shareholders. Any non-U.S. investors in the Fund may be subject to U.S. withholding and estate tax and are encouraged to consult their tax advisors prior to investing in the Fund. Foreign shareholders (i.e., nonresident alien individuals and foreign corporations, partnerships, trusts and estates) are generally subject to U.S. withholding tax at the rate of 30% (or a lower tax treaty rate) on distributions derived from taxable ordinary income. The Fund may, under certain circumstances, report all or a portion of a dividend as an “interest-related dividend” or a “short-term capital gain dividend,” which would generally be exempt from this 30% U.S. withholding tax, provided certain other requirements are met. Short-term capital gain dividends received by a nonresident alien individual who is present in the U.S. for a period or periods aggregating 183 days or more during the taxable year are not exempt from this 30% withholding tax. Gains realized by foreign shareholders from the sale or other disposition of Shares of the Fund generally are not subject to U.S. taxation, unless the recipient is an individual who is physically present in the U.S. for 183 days or more per year. Foreign shareholders who fail to provide an applicable IRS form may be subject to backup withholding on certain payments from the Fund. Backup withholding will not be applied to payments that are subject to the 30% (or lower applicable treaty rate) withholding tax described in this paragraph. Different tax consequences may result if the foreign shareholder is engaged in a trade or business within the United States. In addition, the tax consequences to a foreign shareholder entitled to claim the benefits of a tax treaty may be different than those described above.
Under legislation generally known as “FATCA” (the Foreign Account Tax Compliance Act), the Fund is required to withhold 30% of certain ordinary dividends it pays to shareholders that fail to meet prescribed information reporting or certification requirements. In general, no such withholding will be required with respect to a U.S. person or non-U.S. person that timely provides the certifications required by the Fund or its agent on a valid IRS Form W-9 or applicable series of IRS Form W-8, respectively. Shareholders potentially subject to withholding include foreign financial institutions (“FFIs”), such as non-U.S. investment funds, and non-financial foreign entities (“NFFEs”). To avoid withholding under FATCA, an FFI generally must enter into an information sharing agreement with the IRS in which it agrees to report certain identifying information (including name, address, and taxpayer identification number) with respect to its U.S. account holders (which, in the case of an entity shareholder, may include its direct and indirect U.S. owners), and an NFFE generally must identify and provide other required information to the Fund or other withholding agent regarding its U.S. owners, if any. Such non-U.S. shareholders also may fall into certain exempt, excepted or deemed compliant categories as established by regulations and other guidance. A non-U.S. shareholder resident or doing business in a country that has entered into an intergovernmental agreement with the United States to implement FATCA will be exempt from FATCA withholding provided that the shareholder and the applicable foreign government comply with the terms of the agreement. A non-U.S. entity that invests in the Fund will need to provide the fund with documentation properly certifying the entity’s status under FATCA in order to avoid FATCA withholding. Non-U.S. investors in the Fund should consult their tax advisors in this regard.
Tax-Exempt Shareholders. Certain tax-exempt shareholders, including qualified pension plans, IRAs, salary deferral arrangements, 401(k) plans, and other tax-exempt entities, generally are exempt from federal income taxation except with respect to their unrelated business taxable income (“UBTI”). Tax-exempt entities are not permitted to offset losses from one unrelated trade or business against the income or gain of another unrelated trade or business. Certain net losses incurred prior to January 1, 2018 are permitted to offset gain and income created by an unrelated trade or business, if otherwise available. Under current law, the Fund generally serves to block UBTI from being realized by its tax-exempt shareholders with respect to their shares of Fund income. However, notwithstanding the foregoing, tax-exempt shareholders could realize UBTI by virtue of their investment in the Fund if, for example, (i) the Fund invests in residual interests of Real Estate Mortgage Investment Conduits (“REMICs”), (ii) the Fund invests in a REIT that is a taxable mortgage pool (“TMP”) or that has a subsidiary that is a TMP or that invests in the residual interest of a REMIC, or (iii) Shares constitute debt-financed property in the hands of the tax-exempt shareholders within the meaning of section 514(b) of the Code. Charitable remainder trusts are subject to special rules and should consult their tax advisors. The IRS has issued guidance with respect to these issues and prospective shareholders, especially charitable remainder trusts, are strongly encouraged to consult with their tax advisors regarding these issues.
The Fund’s shares held in a tax-qualified retirement account will generally not be subject to federal taxation on income and capital gains distributions from the Fund until a shareholder begins receiving payments from their retirement account.
Certain Potential Tax Reporting Requirements. Under U.S. Treasury regulations, if a shareholder recognizes a loss on disposition of Shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder (or certain greater amounts over a combination of years), the shareholder must file with the IRS a disclosure statement on IRS Form 8886. Direct
49

shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a RIC are not excepted. Significant penalties may be imposed for the failure to comply with the reporting requirements. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.
Other Issues. In those states which have income tax laws, the tax treatment of the Fund and of Fund shareholders with respect to distributions by the Fund may differ from federal tax treatment.
The foregoing discussion is based on U.S. federal tax laws and regulations which are in effect on the date of this SAI. Such laws and regulations may be changed by legislative or administrative action. Shareholders are advised to consult their tax advisors concerning their specific situations and the application of foreign, federal, state, or local taxes.
FINANCIAL STATEMENTS
The Fund’s most recent Form N-CSR for the fiscal period ended December 31, 2025 is a separate document and the financial statements and accompanying notes appearing therein are incorporated by reference into this SAI. You may request a copy of the Fund’s Form N-CSR or Annual Report at no charge by calling 1-800-617-0004, or through the Fund’s website at www.teucrium.com.

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APPENDIX A

Teucrium Investment Advisers, LLC

Proxy Voting Policy

Background
Rule 206(4)-6 of the Advisers Act makes it a fraudulent, deceptive, or manipulative act, practice or course of business within the meaning of section 206(4) of the Act for an investment adviser to exercise voting authority with respect to client securities, unless (i) the adviser has adopted and implemented written policies and procedures that are reasonably designed to ensure that the adviser votes proxies in the best interest of its clients, (ii) the adviser describes its proxy voting procedures to its clients and provides copies on request, and (iii) the adviser discloses to clients how they may obtain information on how the adviser voted their proxies.
Policy
Teucrium has the authority to vote proxies with respect to securities in the Funds and will cast proxy votes in a manner that is consistent with the best interests of the Fund’s shareholders and designed to maximize shareholder value. The Adviser may abstain from voting if it determines that doing so is in the client's best interest or if the vote is deemed immaterial. In general, the Adviser will determine how to vote proxies based on reasonable judgment of the vote most likely to produce favorable financial results for the Funds.
The Funds will generally vote with management recommendations, but all proxies will be evaluated and reviewed for any conflicts of interest and the identification of any say-on-pay votes that must be reported on the Adviser’s N-PX. Any votes against management recommendations will be documented with the rationale of the decision.
Teucrium has engaged Broadridge Proxy Edge to assist with casting votes and recordkeeping. Broadridge will be included in Teucrium’s service provider oversight process and evaluated no less frequently than annually.
Conflicts of Interest
The Adviser will identify and address any conflicts of interest that may arise in the proxy voting process. In cases where a conflict is identified, the Adviser will either disclose the conflict to the client or vote according to a pre-determined policy designed to mitigate the conflict.
Client Requests for Information
Clients may request information regarding how proxies were voted on their behalf. As required, Teucrium will post the Form N-PX on its website and will provide a summary of proxy voting activity upon request and disclose this policy to ETF shareholders as required.
Recordkeeping
Teucrium, in accordance with SEC recordkeeping rules, shall maintain for a period of at least five (5) years from the end of the fiscal year voted: a record of each proxy statement received regarding client securities, records of votes cast on behalf of clients, records of client requests for proxy voting information, a copy of any written response and all documents prepared by Teucrium regarding votes cast in contradiction to the pre-determined benchmark proxy voting guidelines, and all proxy voting policies and procedures and any amendments.

Revised: September 2, 2025

A-1

APPENDIX B
DESCRIPTION OF SECURITIES RATINGS
Short-Term Credit Ratings
An S&P Global Ratings short-term issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). Short-term issue credit ratings are generally assigned to those obligations considered short-term in the relevant market, typically with an original maturity of no more than 365 days. Short-term issue credit ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. The following summarizes the rating categories used by S&P Global Ratings for short-term issues:
“A-1” – A short-term obligation rated “A-1” is rated in the highest category by S&P Global Ratings. The obligor’s capacity to meet its financial commitments on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitments on these obligations is extremely strong.
“A-2” – A short-term obligation rated “A-2” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitments on the obligation is satisfactory.
“A-3” – A short-term obligation rated “A-3” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken an obligor’s capacity to meet its financial commitments on the obligation.
“B” – A short-term obligation rated “B” is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties that could lead to the obligor’s inadequate capacity to meet its financial commitments.
“C” – A short-term obligation rated “C” is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation.
“D” – A short-term obligation rated “D” is in default or in breach of an imputed promise. For non-hybrid capital instruments, the “D” rating category is used when payments on an obligation are not made on the date due, unless S&P Global Ratings believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. A rating on an obligation is lowered to “D” if it is subject to a distressed debt restructuring.
“NR” – This indicates that a rating has not been assigned or is no longer assigned.
Local Currency and Foreign Currency Ratings – S&P Global Ratings’ issuer credit ratings make a distinction between foreign currency ratings and local currency ratings. A foreign currency rating on an issuer can differ from the local currency rating on it when the obligor has a different capacity to meet its obligations denominated in its local currency versus obligations denominated in a foreign currency.
Moody’s Investors Service (“Moody’s”) short-term ratings are forward-looking opinions of the relative credit risks of financial obligations s issued by non-financial corporates, financial institutions, structured finance vehicles, project finance vehicles, and public sector entities. Short-term ratings are assigned to obligations with an original maturity of thirteen months or less and reflect both on the likelihood of a default or impairment on contractual financial obligations and the expected financial loss suffered in the event of default or impairment.
The following summarizes the ratings categories used by Moody’s for short-term issues:
“P-1” – Ratings of Prime-1 reflect a superior ability to repay short-term obligations.
“P-2” – Ratings of Prime-2 reflect a strong ability to repay short-term obligations.
“P-3” – Ratings of Prime-3 reflect an acceptable ability to repay short-term obligations.
“NP” – Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.
Fitch, Inc. / Fitch Ratings Ltd. (“Fitch”) short-term issuer or obligation ratings are based in all cases on the short-term vulnerability to default of the rated entity and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-term deposit ratings may be adjusted for loss severity. Short-term ratings are assigned to obligations whose initial maturity is viewed as “short-term” based on market convention (a long-term rating can also be used to rate an issue with short maturity). Typically, this means a timeframe of up to 13 months for corporate, sovereign, and structured obligations, and up to 36 months for obligations in U.S. public finance markets. The following summarizes the rating categories used by Fitch for short-term obligations:
B-1

“F1” – Highest short-term credit quality. Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added ‘+’ to denote any exceptionally strong credit feature.
“F2” – Good short-term credit quality. Good intrinsic capacity for timely payment of financial commitments.
“F3” – Fair short-term credit quality. The intrinsic capacity for timely payment of financial commitments is adequate.
“B” – Speculative short-term credit quality. Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.
“C” – High short-term default risk. Default is a real possibility.
“RD” – Restricted Default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Typically applicable to entity ratings only.
“D” – Default. Indicates a broad-based default event for an entity, or the default of a short-term obligation.
The DBRS, Inc. (“Morningstar DBRS”) short-term debt rating scale provides an opinion on the risk that an issuer will not meet its short-term financial obligations in a timely manner. Ratings are based on quantitative and qualitative considerations relevant to the issuer and the relative ranking of claims. The R-1 and R-2 rating categories are further denoted by the sub-categories “(high)”, “(middle)”, and “(low)”.
The following summarizes the ratings used by Morningstar DBRS for commercial paper and short-term debt:
“R-1 (high)” - Highest credit quality. The capacity for the payment of short-term financial obligations as they fall due is exceptionally high. Unlikely to be adversely affected by future events.
“R-1 (middle)” – Superior credit quality. The capacity for the payment of short-term financial obligations as they fall due is very high. Differs from “R-1 (high)” by a relatively modest degree. Unlikely to be significantly vulnerable to future events.
“R-1 (low)” – Good credit quality. The capacity for the payment of short-term financial obligations as they fall due is substantial. Overall strength is not as favorable as higher rating categories. May be vulnerable to future events, but qualifying negative factors are considered manageable.
“R-2 (high)” – Upper end of adequate credit quality. The capacity for the payment of short-term financial obligations as they fall due is acceptable. May be vulnerable to future events.
“R-2 (middle)” – Adequate credit quality. The capacity for the payment of short- term financial obligations as they fall due is acceptable. May be vulnerable to future events or may be exposed to other factors that could reduce credit quality.
“R-2 (low)” – Lower end of adequate credit quality. The capacity for the payment of short-term financial obligations as they fall due is acceptable. May be vulnerable to future events. A number of challenges are present that could affect the issuer’s ability to meet such obligations.
“R-3” – Lowest end of adequate credit quality. There is a capacity for the payment of short-term financial obligations as they fall due. May be vulnerable to future events and the certainty of meeting such obligations could be impacted by a variety of developments.
“R-4” – Speculative credit quality. The capacity for the payment of short-term financial obligations as they fall due is uncertain.
“R-5” – Highly speculative credit quality. There is a high level of uncertainty as to the capacity to meet short-term financial obligations as they fall due.
“D” – When the issuer has filed under any applicable bankruptcy, insolvency or winding up statute or there is a failure to satisfy an obligation after the exhaustion of grace periods, a downgrade to “D” may occur. Morningstar DBRS may also use “SD” (Selective Default) in cases where only some securities are impacted, such as the case of a distressed exchange.
Long-Term Credit Ratings
An S&P Global Ratings long-term issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). S&P Global Ratings typically assign a long-term issue credit rating to an obligation with an original maturity of greater than 365 days. The following summarizes the ratings used by S&P Global Ratings for long-term issues:
“AAA” – An obligation rated “AAA” has the highest rating assigned by S&P Global Ratings. The obligor’s capacity to meet its financial commitments on the obligation is extremely strong.
“AA” – An obligation rated “AA” differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitments on the obligation is very strong.
B-2

“A” – An obligation rated “A” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitments on the obligation is still strong.
“BBB” – An obligation rated “BBB” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken the obligor’s capacity to meet its financial commitments on the obligation.
“BB,” “B,” “CCC,” “CC” and “C” – Obligations rated “BB,” “B,” “CCC,” “CC” and “C” are regarded as having significant speculative characteristics. “BB” indicates the least degree of speculation and “C” the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposure to adverse conditions.
“BB” – An obligation rated “BB” is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to the obligor’s inadequate capacity to meet its financial commitments on the obligation.
“B” – An obligation rated “B” is more vulnerable to nonpayment than obligations rated “BB”, but the obligor currently has the capacity to meet its financial commitments on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitments on the obligation.
“CCC” – An obligation rated “CCC” is currently vulnerable to nonpayment and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitments on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitments on the obligation.
“CC” – An obligation rated “CC” is currently highly vulnerable to nonpayment. The “CC” rating is used when a default has not yet occurred, but S&P Global Ratings expects default to be a virtual certainty, regardless of the anticipated time to default.
“C” – An obligation rated “C” is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared with obligations that are rated higher.
“D” – An obligation rated “D” is in default or in breach of an imputed promise. For non-hybrid capital instruments, the “D” rating category is used when payments on an obligation are not made on the date due, unless S&P Global Ratings believes that such payments will be made within the next five business days in the absence of a stated grace period or within the earlier of the stated grace period or the next 30 calendar days. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. A rating on an obligation rating is lowered to “D” if it is subject to a distressed debt restructuring.
Plus (+) or minus (-) – The ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the rating categories.
“NR” – This indicates that a rating has not been assigned or is no longer assigned.
Local Currency and Foreign Currency Ratings - S&P Global Ratings’ issuer credit ratings make a distinction between foreign currency ratings and local currency ratings. A foreign currency rating on an issuer can differ from the local currency rating on it when the obligor has a different capacity to meet its obligations denominated in its local currency versus obligations denominated in a foreign currency.
Moody’s long-term ratings are forward-looking opinions of the relative credit risks issued by non-financial corporates, financial institutions, structured finance vehicles, project finance vehicles, and public sector entities. Long-term ratings are assigned to issuers or obligations with an original maturity of eleven months or more and reflect both on the likelihood of a default or impairment on contractual financial obligations and the expected financial loss suffered in the event of default or impairment. The following summarizes the ratings used by Moody’s for long-term debt:
“Aaa” – Obligations rated “Aaa” are judged to be of the highest quality, subject to the lowest level of credit risk.
“Aa” – Obligations rated “Aa” are judged to be of high quality and are subject to very low credit risk.
“A” – Obligations rated “A” are judged to be upper-medium grade and are subject to low credit risk.
“Baa” – Obligations rated “Baa” are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.
“Ba” – Obligations rated “Ba” are judged to be speculative and are subject to substantial credit risk.
“B” – Obligations rated “B” are considered speculative and are subject to high credit risk.
“Caa” – Obligations rated “Caa” are judged to be speculative of poor standing and are subject to very high credit risk.
“Ca” – Obligations rated “Ca” are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.
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“C” – Obligations rated “C” are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.
Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from “Aa” through “Caa.” The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category. Additionally, a “(hyb)” indicator is appended to all ratings of hybrid securities issued by banks, insurers, finance companies, and securities firms. By their terms, hybrid securities allow for the omission of scheduled dividends, interest, or principal payments, which can potentially result in impairment if such an omission occurs. Hybrid securities may also be subject to contractually allowable write-downs of principal that could result in impairment. Together with the hybrid indicator, the long-term obligation rating assigned to a hybrid security is an expression of the relative credit risk associated with that security.
The following summarizes long-term issuer default ratings used by Fitch:
“AAA” – Highest credit quality. “AAA” ratings denote the lowest expectation of default risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.
“AA” – Very high credit quality. “AA” ratings denote expectations of very low default risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.
“A” – High credit quality. “A” ratings denote expectations of low default risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.
“BBB” – Good credit quality. “BBB” ratings indicate that expectations of default risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.
“BB” – Speculative. “BB” ratings indicate an elevated vulnerability to default risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial alternatives may be available to allow financial commitments.
“B” – Highly speculative. “B” ratings indicate that material default risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is vulnerable to deterioration in the business and economic environment.
“CCC” – Substantial credit risk. “CCC” ratings indicate a very low margin for safety. Default is a real possibility.
“CC” – Very high levels of credit risk. “CC” ratings indicatea default of some kind appears probable..
“C” – Near default. “C” ratings indicate a default or default-like process has begun, or for a closed funding vehicle, payment capacity is irrevocably impaired. Conditions that are indicative of a ‘C’ category rating for an issuer include:
•    The issuer has entered into a grace or cure period following non-payment of a material financial obligation;
•    The formal announcement by the issuer or their agent of a distressed debt exchange (“DDE”); and
•    A closed financing vehicle where payment capacity is irrevocably impaired such that it is not expected to pay interest and/or principal in full during the life of the transaction, but where no payment default is imminent.
“RD” - Restricted default. ‘RD’ ratings indicate an issuer that in Fitch’s opinion has experienced:
•    An uncured payment default or DDE on a bond, loan or other material financial obligation, but
•    Has not entered into bankruptcy filings, administration, receivership, liquidation, or other formal winding-up procedure, and
•    Has not otherwise ceased operating. This would include:
-    The selective payment default on a specific class or currency of debt;
-    The uncured expiry of any applicable original grace period, cure period or default forbearance period following a payment default on a bank loan, capital markets security or other material financial obligation.
“D” – Default. “D” ratings indicate an issuer that in Fitch’s opinion has entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure or that has otherwise ceased business and debt is still outstanding. Default ratings are not assigned prospectively to entities or their obligations; within this context, non-payment on an instrument that contains a deferral feature or grace period will generally not be considered a default until after the expiration of the deferral or grace period, unless a default is otherwise driven by bankruptcy or other similar circumstance, or by a DDE. In all cases, the assignment of a
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default rating reflects the agency’s opinion as to the most appropriate rating category consistent with the rest of its universe of ratings and may differ from the definition of default under the terms of an issuer’s financial obligations or local commercial practice
The Morningstar DBRS long-term rating scale provides an opinion on the risk of default. That is, the risk that an issuer will fail to satisfy its financial obligations in accordance with the terms under which a long-term obligation has been issued. Credit ratings are based on quantitative and qualitative considerations relevant to the issuer, and the relative ranking of claims. All rating categories from AA to CCC contain the subcategories “(high)” and “(low)”. The absence of either a “(high)” or “(low)” designation indicates the credit rating is in the middle of the category. The following summarizes the ratings used by Morningstar DBRS for long-term debt:
“AAA” – Highest credit quality. The capacity for the payment of financial obligations is exceptionally high and unlikely to be adversely affected by future events.
“AA” – Superior credit quality. The capacity for the payment of financial obligations is considered high. Credit quality differs from “AAA” only to a small degree. Unlikely to be significantly vulnerable to future events.
“A” – Good credit quality. The capacity for the payment of financial obligations is substantial, but of lesser credit quality than “AA.” May be vulnerable to future events, but qualifying negative factors are considered manageable.
“BBB” – Adequate credit quality. The capacity for the payment of financial obligations is considered acceptable. May be vulnerable to future events.
“BB” – Speculative, non-investment grade credit quality. The capacity for the payment of financial obligations is uncertain. Vulnerable to future events.
“B” – Highly speculative credit quality. There is a high level of uncertainty as to the capacity to meet financial obligations.
“CCC”, “CC” and “C” – Very highly speculative credit quality. In danger of defaulting on financial obligations. There is little difference between these three categories, although “CC” and “C” ratings categories are normally applied to obligations that are seen as highly likely to default, or subordinated to obligations rated in the “CCC” to “B” range. Obligations in respect of which default has not technically taken place but is considered inevitable may be rated in the “C” category.
“D” – When the issuer has filed under any applicable bankruptcy, insolvency or winding up statute or there is a failure to satisfy an obligation after the exhaustion of grace periods, a downgrade to “D” may occur. Morningstar DBRS may also use “SD” (Selective Default) in cases where only some securities are impacted, such as the case of a distressed exchange.
Municipal Note Ratings
An S&P Global Ratings U.S. municipal note rating reflects S&P Global Ratings’ opinion about the liquidity factors and market access risks unique to the notes. Notes due in three years or less will likely receive a note rating. Notes with an original maturity of more than three years will most likely receive a long-term debt rating. In determining which type of rating, if any, to assign, S&P Global Ratings’ analysis will review the following considerations:
•Amortization schedule - the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and
•Source of payment - the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.
Municipal Short-Term Note rating categories are as follows:
“SP-1” – Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.
“SP-2” – Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.
“SP-3” – Speculative capacity to pay principal and interest.
“D” – ‘D’ is assigned upon failure to pay the note when due, completion of a distressed debt restructuring, or the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions.
Moody’s uses the global short-term Prime rating scale (listed above under Short-Term Credit Ratings) for commercial paper issued by U.S. municipalities and nonprofits. These commercial paper programs may be backed by external letters of credit or liquidity facilities, or by an issuer's self-liquidity.
For other short-term municipal obligations, Moody's uses one of two other short-term rating scales, the Municipal Investment Grade (“MIG”) and Variable Municipal Investment Grade (“VMIG”) scales provided below.
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Moody's uses the MIG scale for U.S. municipal cash flow notes, bond anticipation notes and certain other short-term obligations, which typically mature in three years or less.
“MIG-1” – This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.
“MIG-2” – This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.
“MIG-3” – This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.
“SG” – This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.
In the case of variable rate demand obligations (“VRDOs”), Moody's assigns both a long-term rating and a short-term payment obligation rating. The long-term rating addresses the issuer's ability to meet scheduled principal and interest payments. The short-term payment obligation rating addresses the ability of the issuer or the liquidity provider to meet any purchase price payment obligation resulting from optional tenders (“on demand”) and/or mandatory tenders of the VRDO. The short-term payment obligation rating uses the VMIG scale. Transitions of VMIG ratings with conditional liquidity support differ from transitions of Prime ratings reflecting the risk that external liquidity support will terminate if the issuer’s long-term rating drops below investment grade.
Moody's typically assigns the VMIG rating if the frequency of the payment obligation is less than every three years. If the frequency of the payment obligation is less than three years but the obligation is payable only with remarketing proceeds, the VMIG short-term rating is not assigned and it is denoted as “NR”.
“VMIG-1” – This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections.
“VMIG-2” – This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections.
“VMIG-3” – This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections.
“SG” – This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have a sufficiently strong short-term rating or may lack the structural and/or legal protections.
About Credit Ratings
An S&P Global Ratings issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The opinion reflects S&P Global Ratings’ view of the obligor’s capacity and willingness to meet its financial commitments as they come due, and this opinion may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default.
Moody’s credit ratings assigned on Moody's global long-term and short-term rating scales are forward-looking opinions of the relative credit risks of financial obligations issued by non-financial corporates, financial institutions, structured finance vehicles, project finance vehicles, and public sector entities. Moody’s defines credit risk as the risk that an entity may not meet its contractual financial obligations as they come due and any estimated financial loss in the event of default or impairment. The contractual financial obligations addressed by Moody’s ratings are those that call for, without regard to enforceability, the payment of an ascertainable amount, which may vary based upon standard sources of variation (e.g., floating interest rates), by an ascertainable date. Moody’s rating addresses the issuer’s ability to obtain cash sufficient to service the obligation, and its willingness to pay. Moody’s ratings do not address non-standard sources of variation in the amount of the principal obligation (e.g., equity indexed), absent an express statement to the contrary in a press release accompanying an initial rating.
Fitch’s credit ratings are forward-looking opinions on the relative ability of an entity or obligation to meet financial commitments. Issuer Default Ratings (IDRs) are assigned to corporations, sovereign entities, and financial institutions, such as banks, leasing companies and insurers, and public finance entities (local and regional governments). Issue-level ratings are also assigned and often include an expectation of recovery, which may be notched above or below the issuer-level rating. Issue ratings are assigned to secured and unsecured debt securities, loans, preferred stock and other instruments. Credit ratings are indications of the likelihood of repayment in accordance with the terms of the issuance. In limited cases, Fitch may include additional considerations (i.e., rate to a higher or lower standard than that implied in the obligation's documentation).
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Credit ratings provided by Morningstar DBRS are forward-looking opinions about credit risk which reflect the creditworthiness of an issuer, rated entity, security and/or obligations. Credit ratings are not statements of fact. While historical statistics, performance, and expert opinion (on, e.g., financial statements or legal matters) can be important considerations, credit ratings are not based solely on such; they include subjective considerations and involve expectations for future performance or events that cannot be guaranteed. As such, and to the extent that future events and economic conditions do not match expectations, credit ratings assigned to issuers, entities, securities, and/or obligations can change. Credit ratings are also based on approved and applicable methodologies, which are periodically updated and when material changes are deemed necessary, which may also lead to changes in credit ratings.
Credit ratings typically provide an opinion on the risk that an issuer will fail to satisfy the financial obligations in accordance with the terms under which an obligation was issued. In some cases, credit ratings may also include consideration for the relative ranking of claims and recovery, should default occur. Credit ratings are meant to provide opinions on relative measures of risk and are not based on expectations of any specific default probability, nor are they meant to predict such.
The data and information on which Morningstar DBRS bases its opinions is not audited or verified by Morningstar DBRS, although, Morningstar DBRS conducts a reasonableness review of information received and relied upon in accordance with its Methodologies and policies.
Morningstar DBRS uses rating symbols as a concise method of expressing its opinion to the market. However, as there are credit risk differentials that exist across the credit rating spectrum and given the limited number of rating categories, Morningstar DBRS does not assert that credit ratings in the same category are exactly the same quality.

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GlacierShares Arctic Circle ETF (FJRD)*

*The Fund has not yet commenced operations and is not available for purchase.

a series of Listed Funds Trust
Listed on NASDAQ Stock Market, LLC

PROSPECTUS

April 30, 2026

These securities have not been approved or disapproved by the U.S. Securities and Exchange Commission (the “SEC”), nor has the SEC passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

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GLACIERSHARES ARCTIC CIRCLE ETF - FUND SUMMARY
Investment Objective
The GlacierShares Arctic Circle ETF (the “Fund”) seeks to track the total return performance, before fees and expenses, of an index composed of equity securities of companies whose headquarters are located near or in the Arctic Circle.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund (“Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below.

Shareholder Fees (fees paid directly from your investment)	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.95%
Distribution and/or Service (12b-1) Fees	0.00%
Other Expenses[1]	0.00%
Total Annual Fund Operating Expenses	0.95%
1 Estimated for the current fiscal year.
Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The Example does not take into account brokerage commissions that you may pay on your purchases and sales of Shares. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	$97	3 Years	$303
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in the Total Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. The Fund’s portfolio turnover rate has been omitted because the Fund had not commenced investment operations prior to the date of this Prospectus.
Principal Investment Strategies
The Fund employs a “passive management” (or indexing) investment approach designed to track the total return performance, before fees and expenses, of the MarketVector™ Arctic Circle Index (the “Index”).
MarketVector™ Arctic Circle Index
The Index tracks the performance of common stocks (or corresponding American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”), or Global Depositary Receipts (“GDRs”)) of companies whose headquarters are located near or in the Arctic Circle. The Arctic Circle is defined as the southernmost latitude in the Northern Hemisphere where the sun can remain continuously above or below the horizon for 24 hours, which occurs at approximately 66°33’ (66.56°) North latitude, as recognized by the United States Geological Survey (USGS). A company is eligible for inclusion in the Index if it is included in the MarketVectorTM Total Global Equity Index and its headquarters address has a latitude coordinate above 60° North latitude in one of the following countries or territories: Finland, Norway, Sweden, Faroe Islands, Greenland, Iceland, United States and Canada (“Arctic Circle Companies”).
At the time of each quarterly rebalance and reconstitution of the Index, Index constituents must meet the following investability requirements:
•For securities not currently in the Index:
◦a free-float (i.e., the proportion of shares that are publicly available) of at least 10%;
◦a market capitalization exceeding $150 million;
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◦a three-month average daily trading volume of at least $250,000 as of each of the last three Index component selection dates; and
◦at least 150,000 shares traded per month over the last six months as of each of the last three Index component selection dates.
•For securities already in the Index:
◦a free-float of at least 5%;
◦a market capitalization exceeding $75 million; and
◦a three-month average daily trading volume of at least $200,000 as of at least two of the last three Index component selection dates.
In addition, at least one of the following applies to securities already in the Index:
◦a three-month average daily trading volume of at least $200,000 at the current quarter or at one of the last two Index component selection dates; or
◦at least 100,000 shares traded per month over the last six months as of the current Index component selection date or one of the previous two selection dates.
•For recent initial public offerings, spin-offs and post-merger/acquisition special purpose acquisition companies:
◦a free-float of at least 10%;
◦a market capitalization exceeding $150 million;
◦an average daily trading volume of at least $250,000; and
◦at least 150,000 shares traded per month.
The Index is reconstituted and rebalanced on a quarterly basis in March, June, September and December. The Index utilizes a proprietary methodology to adjust weightings of Arctic Circle Companies within the Index, with companies closer to the Arctic Circle receiving higher weightings. The Index may not include more than 60 constituents and Index constraints may be relaxed to ensure a minimum of 50 Index constituents. As of March 31, 2026, the Index had 50 constituents.
The Fund’s Investment Strategy
The Fund will generally use a “replication” strategy to achieve its investment objective, meaning the Fund generally will invest in all of the component securities of the Index in approximately the same proportions as in the Index. However, the Fund may use a “representative sampling” strategy, meaning it may invest in a sample of the securities in the Index whose risk, return and other characteristics closely resemble the risk, return and other characteristics of the Index as a whole, when the Adviser believes it is in the best interests of the Fund (e.g., when replicating the Index involves practical difficulties or substantial costs, an Index constituent becomes temporarily illiquid, unavailable or less liquid, or as a result of legal restrictions or limitations such as tax diversification requirements that apply to the Fund but not to the Index).
Under normal circumstances, at least 80% of the Fund’s net assets, plus borrowings for investment purposes, will be invested in the equity securities of Arctic Circle Companies.
To the extent the Index concentrates (i.e., holds more than 25% of its total assets) in the securities of a particular industry or group of related industries, the Fund will concentrate its investments to approximately the same extent as the Index. The Fund is deemed to be “non-diversified,” which means that it may invest a greater percentage of its assets in the securities of a single issuer or a small number of issuers than if it was a diversified fund.
While the Fund’s exposure to sectors may change over time, as of the date of this Prospectus, the Fund had significant exposure to companies in the Financial Services and Industrials Sectors.
The Fund may lend its portfolio securities to brokers, dealers and other financial organizations. These loans, if and when made, may not exceed 33 1/3% of the total asset value of the Fund (including the loan collateral). By lending its securities, the Fund may increase its income by receiving payments from the borrower. The Fund rebalances its portfolio in accordance with its Index, and, therefore, any changes to the Index’s rebalance schedule will result in corresponding changes to the Fund’s rebalance schedule.
Principal Investment Risks
The principal risks of investing in the Fund are summarized below. The principal risks are presented in alphabetical order to facilitate finding particular risks and comparing them with the risks of other funds. Each risk summarized below is considered a “principal risk” of investing in the Fund, regardless of the order in which it appears. As with any investment, there is a risk that you could lose all or a portion of your investment in the Fund. Some or all of these risks may adversely affect the Fund’s net asset value (“NAV”), trading
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price, yield, total return and/or ability to meet its investment objective. The following risks could affect the value of your investment in the Fund:
•Concentration Risk. Because the Fund’s assets will be concentrated in an industry or group of industries to the extent the Index concentrates in a particular industry or group of industries, the Fund is subject to loss due to adverse occurrences that may affect that industry or group of industries.
•Currency Exchange Rate Risk. The Fund may invest in investments denominated in non-U.S. currencies or in securities that provide exposure to such currencies. Changes in currency exchange rates and the relative value of non-U.S. currencies will affect the value of the Fund’s investment and the value of your Shares. Currency exchange rates can be very volatile and can change quickly and unpredictably. As a result, the value of an investment in the Fund may change quickly and without warning and you may lose money.
•Cybersecurity Risk. Cybersecurity incidents may allow an unauthorized party to gain access to Fund assets or proprietary information, or cause the Fund, the Adviser, and/or other service providers (including custodians and financial intermediaries) to suffer data breaches or data corruption. Additionally, cybersecurity failures or breaches of the electronic systems of the Fund, the Adviser, the Fund’s other service providers, market makers, Authorized Participants (“APs”), the Fund’s primary listing exchange, or the issuers of securities in which the Fund invests have the ability to disrupt and negatively affect the Fund’s business operations, including the ability to purchase and sell Shares, potentially resulting in financial losses to the Fund and its shareholders.
•Depositary Receipt Risk. Depositary receipts, including ADRs, EDRs and GDRs, involve risks similar to those associated with investments in foreign securities, such as changes in political or economic conditions of other countries and changes in the exchange rates of foreign currencies. Depositary receipts listed on U.S. exchanges are issued by banks or trust companies, and entitle the holder to all dividends and capital gains that are paid out on the underlying foreign shares (“Underlying Shares”). GDRs and EDRs are similar to ADRs in that they are certificates evidencing ownership of shares of a foreign issuer; however, GDRs and EDRs may be issued in bearer form and denominated in other currencies and are generally designed for use in specific or multiple securities markets outside the U.S. When the Fund invests in depositary receipts as a substitute for an investment directly in the Underlying Shares, the Fund is exposed to the risk that the depositary receipts may not provide a return that corresponds precisely with that of the Underlying Shares. Because the Underlying Shares trade on foreign exchanges that may be closed when the Fund’s primary listing exchange is open, the Fund may experience premiums and discounts greater than those of funds without exposure to such Underlying Shares.
•    Equity Securities Risk. The equity securities held in the Fund’s portfolio may experience sudden, unpredictable drops in value or long periods of decline in value. This may occur because of factors that affect securities markets generally or factors affecting specific issuers, industries, sectors or companies in which the Fund invests. Common stocks are susceptible to general stock market fluctuations and to volatile increases and decreases in value as market confidence in and perceptions of their issuers change. Preferred stocks are subject to the risk that the dividend on the stock may be changed or omitted by the issuer, and that participation in the growth of an issuer may be limited.
•ETF Risks. The Fund is an exchange-traded fund (“ETF”) and, as a result of its structure, it is exposed to the following risks:
◦Authorized Participants, Market Makers, and Liquidity Providers Concentration Risk. The Fund has a limited number of financial institutions that may act as APs. In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. Shares may trade at a material discount to NAV and possibly face delisting if either: (i) APs exit the business or otherwise become unable to process creation and/or redemption orders and no other APs step forward to perform these services, or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.
◦Costs of Buying or Selling Shares Risk. Due to the costs of buying or selling Shares, including brokerage commissions imposed by brokers and bid/ask spreads, frequent trading of Shares may significantly reduce investment results and an investment in Shares may not be advisable for investors who anticipate regularly making small investments.
◦Shares May Trade at Prices Other Than NAV Risk. As with all ETFs, Shares may be bought and sold in the secondary market at market prices. Although it is expected that the market price of Shares will approximate the Fund’s NAV, there may be times when the market price of Shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount) due to supply and demand of Shares or during periods of market volatility. This risk is heightened in times of market volatility, periods of steep market declines, and periods when there is limited trading activity for Shares in the secondary market, in which case such premiums or discounts may be significant. Because securities held by the Fund may trade on foreign exchanges that are closed when the Fund’s primary listing exchange is open, the Fund is likely to experience premiums or discounts greater than those of ETFs that invest in and hold only securities and other investments that are listed and trade in the U.S.
◦Trading Risk. Although Shares are listed for trading on the NASDAQ Stock Market, LLC (the “Exchange”) and may be traded on U.S. exchanges other than the Exchange, there can be no assurance that Shares will trade with any volume, or at all,
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on any stock exchange. In stressed market conditions, the liquidity of Shares may begin to mirror the liquidity of the Fund’s underlying portfolio holdings, which can be significantly less liquid than the Shares.
•Foreign Securities Risk. Investments in non-U.S. securities involve certain risks that may not be present with investments in U.S. securities. These include risks of adverse changes in foreign economic, political, regulatory and other conditions, or changes in currency exchange rates or exchange control regulations (including limitations on currency movements and exchanges). The securities of some foreign companies may be less liquid and, at times, more volatile than securities of comparable U.S. companies. There may be less information publicly available about a non-U.S. issuer than a U.S. issuer. Non-U.S. issuers may be subject to different accounting, auditing, financial reporting and investor protection standards than U.S. issuers. Investments in non-U.S. securities also may be subject to withholding or other taxes and may be subject to additional trading, settlement, custodial, and operational risks. With respect to certain countries, there is the possibility of government intervention and expropriation or nationalization of assets. Because legal systems differ, there also is the possibility that it will be difficult to obtain or enforce legal judgments in certain countries. Since foreign exchanges may be open on days when the Fund does not price its shares, the value of the securities in the Fund’s portfolio may change on days when shareholders will not be able to purchase or sell the Fund’s shares. Conversely, Shares may trade on days when foreign exchanges are closed. Each of these factors can make investments in the Fund more volatile and potentially less liquid than other types of investments.
•Geographic Investment Risk. To the extent the Fund invests a significant portion of its assets in the securities of companies of a single country or region, it is more likely to be impacted by events or conditions affecting that country or region.
◦Risks Related to Investing in Canada. The Canadian and U.S. economies are closely integrated. The United States is Canada’s largest trading partner and foreign investor and the Canadian economy is significantly affected by developments in the U.S. economy. Canada is a major producer of forest products, metals, agricultural products, and energy-related products, such as oil, gas, and hydroelectricity. As a result, the Canadian economy is very dependent on the demand for, and supply and price of, natural resources, and the Canadian market is relatively concentrated in issuers involved in the production and distribution of natural resources. Canada’s economic growth may be significantly affected by disruptions in its relationship with major trading partners, fluctuations in currency, and global demand for commodities.
◦Risks Related to Investing in the Faroe Islands. The Faroe Islands are an autonomous territory of Denmark. Investments in companies from the Faroe Islands involve risks that are specific to the Faroe Islands, including, legal, regulatory, political, currency, security and economic risks. Faroe Islands has a small population and a small economy focused significantly on fishing and ocean- and ship-related industries. Faroe Islands has an aging population, which has led to challenges in recruiting care professionals and could lead to labor supply shortages in the near future. The Faroe Islands is also highly dependent upon economic assistance from Denmark and thus the Fund is also subject to the legal, regulatory, political, currency, security, and economic risks specific to Denmark. Denmark’s economy has also been characterized by slow growth and is facing demographic challenges, including an aging population.
◦Risks Related to Investing in Finland. Investments in Finnish issuers may subject the Fund to legal, regulatory, political, currency, security, and economic risks specific to Finland. Finland’s economy depends on, among other things, imported raw materials, energy and components for its manufactured products. As a result, Finland is dependent on trading relationships with certain key trading partners, including Germany, Sweden, Russia and the U.S. Furthermore, Finland’s economy is facing demographic challenges, including an aging population, that could lead to labor supply shortages in the near future.
◦Risks Related to Investing in Greenland. Greenland is an autonomous territory of Denmark. Investments in companies from Greenland involve risks that are specific to Greenland, including, legal, regulatory, political, currency, security and economic risks. Greenland has a small population and GDP, with an economy focused on fishing and mining and a high percentage of public sector service employees and relatively little advanced infrastructure. In addition, although it is believed Greenland has large stores of untapped resources, access to these resources is currently inaccessible across much of the territory. These resources have also made it the subject of intense political and economic discussion among other countries, which could lead to political instability in the future. Greenland is also highly dependent upon economic assistance from Denmark and thus the Fund is also subject to the legal, regulatory, political, currency, security, and economic risks specific to Denmark. Denmark’s economy has also been characterized by slow growth and is facing demographic challenges, including an aging population.
◦Risks Related to Investing in Iceland. Investment in Icelandic issuers involves risks that are specific to Iceland, including, legal, regulatory, political, currency, security and economic risks. Iceland is a small country with an economy focused on energy production, tourism, fishing and smelting aluminum. As a result, Iceland is dependent on trading relationships with certain key trading partners, including the United States, the United Kingdom, the Netherlands and other European Union (“EU”) countries. Iceland’s top exports are aluminum and fish and tourism has become a major source of revenue for the country.
◦Risks Related to Investing in Nordic Countries. The Index includes issuers of Nordic countries, which may subject the Fund to legal, regulatory, political, currency, security, and economic risks specific to each of the Nordic countries. The economies of the Nordic countries are heavily dependent on natural resources and trade amongst one another and with the members of the EU. Decreasing European imports, new trade regulations, changes in exchange rates, a recession in Europe, or a slowing
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of economic growth in this region could have an adverse impact on the securities in which the Fund invests. The Nordic countries have historically maintained generous welfare programs. Such welfare programs can negatively impact the economies of the Nordic countries by causing increased government spending, higher production costs and lower productivity.
◦Risks Related to Investing in Norway. Investments in Norwegian issuers may subject the Fund to legal, regulatory, political, currency, security, and economic risks specific to Norway. Norway is a major producer of oil and gas, and Norway’s economy is subject to the risk of fluctuations on oil and gas prices. The high value of the Norwegian krone as compared to other currencies could have a damaging effect on Norwegian exports and investments. In recent years, labor costs in Norway have increased faster than those of its major trading partners, eroding industrial competitiveness.
◦Risks Related to Investing in Sweden. Investments in Swedish issuers may subject the Fund to legal, regulatory, political, currency, security and economic risks specific to Sweden. Sweden has a highly developed welfare system and the level of union membership in Sweden is substantial. These factors can negatively impact the Swedish economy by causing increased government spending, higher production costs and lower productivity, among other things.
•Market Risk. The trading prices of securities and other instruments fluctuate in response to a variety of factors. These factors include events impacting the entire market or specific market segments, such as political, market and economic developments, as well as events that impact specific issuers. The Fund’s NAV and market price, like security and commodity prices generally, may fluctuate significantly in response to these and other factors. As a result, an investor could lose money over short or long periods of time. In addition, government actions or interventions (including, but not limited, to the threat or imposition of tariffs, trade restrictions, currency restrictions or similar actions) as well as developments related to economic, political (including geopolitical), social, public health, market, extreme weather, natural or man-made disasters, or other conditions or events have in the past and may in the future result in volatility in financial markets and reduced liquidity in equity, credit, and/or debt markets, which could adversely impact the Fund and its investments and their value and performance. These developments as well as other events could result in further market volatility and negatively affect financial asset prices, the liquidity of certain securities and the normal operations of securities exchanges and other markets.
•New Fund Risk. The Fund is a recently organized investment company with no operating history. As a result, prospective investors have no track record or history on which to base their investment decision.
•Non-Diversification Risk. The Fund is considered to be non-diversified, which means that it may invest a greater percentage of its assets in the securities of a single issuer or a lesser number of issuers than if it was a diversified fund. As a result, the Fund may be more exposed to the risks associated with and developments affecting an individual issuer or a lesser number of issuers than a fund that invests more widely. This may increase the Fund’s volatility and cause the performance of a relatively small number of issuers to have a greater impact on the Fund’s performance.
•Passive Investment Risk. The Fund is not actively managed and its Adviser would not sell shares of an equity security due to current or projected underperformance of a security industry or sector unless that security is removed from the Index or the selling of shares of that security is otherwise required upon a rebalancing of the Index as addressed in the Index methodology.
•Sector Risk. To the extent the Fund invests more heavily in particular sectors of the economy, its performance will be especially sensitive to developments that significantly affect those sectors. The Fund may invest a significant portion of its assets in the following sectors and, therefore, the performance of the Fund could be negatively impacted by events affecting each of these sectors.
◦Financial Services Sector Risk. Performance of companies in the financial services sector may be adversely impacted by many factors, including, among others, government regulations, economic conditions, credit rating downgrades, changes in interest rates, and decreased liquidity in credit markets. This sector has experienced significant losses in the recent past, and the impact of more stringent capital requirements and of recent or future regulation on any individual financial company or on the sector as a whole cannot be predicted.
◦Industrials Sector Risk. Issuers in the industrial sector are affected by supply and demand, both for their specific product or service and for industrial sector products in general. The products of such issuers may face obsolescence due to rapid technological developments and frequent new product introduction. Government regulations, world events, economic conditions and exchange rates affect the performance of companies in the industrial sector. Issuers in the industrial sector may be adversely affected by liability for environmental damage, product liability claims and exchange rates. The industrial sector may also be adversely affected by changes or trends in commodity prices, which may be influenced by unpredictable factors.
•Securities Lending Risk. There are certain risks associated with securities lending, including the risk that the borrower may fail to return the securities on a timely basis or even the loss of rights in the collateral deposited by the borrower, if the borrower should fail financially. The Fund could also lose money in the event of a decline in the value of collateral provided for loaned securities or a decline in the value of any investments made with cash collateral. As a result, the Fund may lose money.
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•    Small-Capitalization Company Risk. The securities of small-capitalization companies may be more vulnerable to adverse issuer, market, political, or economic developments than securities of large- or mid-capitalization companies. The securities of small-capitalization companies generally trade in lower volumes and are subject to greater and more unpredictable price changes than large- or mid-capitalization stocks or the stock market as a whole. Some small-capitalization companies have limited product lines, markets, and financial and managerial resources and tend to concentrate on fewer geographical markets relative to larger capitalization companies. There is typically less publicly available information concerning smaller-capitalization companies than for larger, more established companies. Small-capitalization companies also may be particularly sensitive to changes in interest rates, government regulation, borrowing costs and earnings.
•    Tracking Error Risk. As with all index funds, the performance of the Fund and its Index may differ from each other for a variety of reasons. For example, the Fund incurs operating expenses and portfolio transaction costs not incurred by the Index. In addition, the Fund may not be fully invested in the securities of the Index at all times or may hold securities not included in the Index.
•Underlying Index Risk. Neither the Adviser nor the Index Provider, the index provider and calculation agent for the Index, is able to guarantee the continuous availability or timeliness of the production of the Index. The calculation and dissemination of the Index values may be delayed if the information technology or other facilities of the Index Provider, data providers and/or relevant stock exchange malfunction for any reason. A significant delay may cause trading in shares of the Fund to be suspended. Errors in Index data, computation and/or the construction in accordance with its methodology may occur from time to time and may not be identified and corrected by the Index Provider or other applicable party for a period of time or at all, which may have an adverse impact on the Fund and its shareholders. Index providers generally do not provide any representation or warranty in relation to the quality, accuracy or completeness of data in the indexes in which they license, and generally do not guarantee that an index will be calculated in accordance with its stated methodology. Losses or costs associated with any index provider errors generally will be borne by the Fund and its shareholders.
•Valuation Risk. The Fund may hold securities or other assets that may be valued on the basis of factors other than readily available market quotations. This may occur because the asset or security does not trade on a centralized exchange, or in times of market turmoil or reduced liquidity. There are multiple methods that can be used to value a portfolio holding when market quotations are not readily available. The value established for any portfolio holding at a point in time might differ from what would be produced using a different methodology or if it had been priced using market quotations. Portfolio holdings that are valued using techniques other than market quotations, including “fair valued” assets or securities, may be subject to greater fluctuation in their valuations from one day to the next than if market quotations were used. In addition, there is no assurance that the Fund could sell or close out a portfolio position for the value established for it at any time, and it is possible that the Fund would incur a loss because a portfolio position is sold or closed out at a discount to the valuation established by the Fund at that time. The Adviser’s ability to value investments may be impacted by technological issues or errors by pricing services or other third-party service providers.
Performance
Performance information for the Fund is not included because the Fund did not have a full calendar year of performance prior to the date of this Prospectus. In the future, performance information for the Fund will be presented in this section. Updated performance information is available on the Fund’s website at www.teucrium.com.
Management

Investment Adviser:	Teucrium Investment Advisors, LLC
Portfolio Managers:	Springer Harris, Joran Haugens, and Chris Small each Portfolio Managers of the Adviser, have been portfolio managers of the Fund since its inception in September 2025.
Purchase and Sale of Shares
The Fund issues and redeems Shares at NAV only in large blocks known as “Creation Units,” which only APs (typically, broker-dealers) may purchase or redeem. The Fund generally issues and redeems Creation Units in exchange for a portfolio of securities and/or a designated amount of U.S. cash.
Shares are listed on the Exchange, and individual Shares may only be bought and sold in the secondary market through a broker or dealer at market prices, rather than NAV. Because Shares trade at market prices rather than NAV, Shares may trade at a price greater than NAV (premium) or less than NAV (discount).
An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares (the “bid” price) and the lowest price a seller is willing to accept for Shares (the “ask” price) when buying or selling Shares in the secondary market. The difference in the bid and ask prices is referred to as the “bid-ask spread.”
Recent information regarding the Fund’s NAV, market price, how often Shares traded on the Exchange at a premium or discount, and bid-ask spreads can be found on the Fund’s website at www.teucrium.com.
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Tax Information
The Fund’s distributions are generally taxable as ordinary income, qualified dividend income, or capital gains (or a combination), unless your investment is held in an individual retirement account (“IRA”) or other tax-advantaged account. Distributions on investments made through tax-deferred arrangements may be taxed later upon withdrawal of assets from those accounts.
Financial Intermediary Compensation
If you purchase Shares through a broker-dealer or other financial intermediary (such as a bank) (an “Intermediary”), the Adviser or its affiliates may pay Intermediaries for certain activities related to the Fund, including participation in activities that are designed to make Intermediaries more knowledgeable about exchange-traded products, including the Fund, or for other activities, such as marketing, educational training or other initiatives related to the sale or promotion of Shares. These payments may create a conflict of interest by influencing the Intermediary and your salesperson to recommend the Fund over another investment. Any such arrangements do not result in increased Fund expenses. Ask your salesperson or visit the Intermediary’s website for more information.
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ADDITIONAL INFORMATION ABOUT THE FUND
Investment Objective
The Fund’s investment objective may be changed by the Board of Trustees (the “Board”) of Listed Funds Trust (the “Trust”) without shareholder approval upon written notice to shareholders.
The Fund seeks to track the total return performance, before fees and expenses, of an index composed of equity securities of companies whose headquarters are located near or in the Arctic Circle.
Principal Investment Strategies
The Fund uses an “indexing” investment approach, and seeks to provide investment results that, before fees and expenses, corresponds generally to the price and yield performance of the Index. A number of factors may affect the Fund’s ability to achieve a high correlation with the Index, including the degree to which the Fund utilizes a sampling methodology. There can be no guarantee that the Fund will achieve a high degree of correlation. The Adviser may sell securities that are represented in the Index or purchase securities not yet represented in the Index, in anticipation of their removal from or addition to the Index. There may also be instances in which the Adviser may choose to overweight securities in the Index, thus causing the Fund to purchase or sell securities not in the Index, but which the Adviser believes are appropriate to substitute for certain securities in the Index. The Fund will not take defensive positions.
MarketVector™ Indexes GmbH serves as the index provider (the “Index Provider”) and calculation agent for the Index. The Index Provider is not affiliated with the Fund, the Fund’s administrator, custodian, transfer agent, or distributor, or any of their respective affiliates. The Index Provider is an entity related to the Adviser. The Index Provider provides information to the Fund about the constituents of the Index and does not provide investment advice with respect to the desirability of investing in, purchasing, or selling securities.
The Index utilizes a subset of companies in the MarketVector™ Total Global Equity Index (the “Parent Index”), which is a global index tracking the performance of companies from approximately 150 markets, to determine eligible companies for the Index. The Index Provider uses a proprietary methodology to assign each component of the Parent Index to a particular “universe,” including Arctic Circle Companies. Limited partnerships and cannabis companies are not eligible for inclusion in the Index. As of the date of the Prospectus, security listings on exchanges in the following countries are excluded from the Index: Bahrain, China (domestic market), India, Kuwait, Luxembourg, Oman, Qatar, Russia, Saudi Arabia, United Arab Emirates and Vietnam.
The Fund may invest in securities that are not in the Index to the extent that the Adviser believes that such investments should help the Fund’s overall portfolio track the Index. The Fund will also concentrate its investments (i.e., hold 25% or more of its net assets) in a particular industry or group of related industries to approximately the same extent that the Index is concentrated.
The Index is reconstituted and rebalanced on a quarterly basis in March, June, September and December. The Index reconstitution will be based on closing data as of the last business day in February, May, August and November, respectively. Component weights are determined based on closing data as of the Wednesday prior to the second Friday of the rebalancing month. Changes are implemented at the opening of trading on the Monday following the third Friday of the review month. Index components generally are weighted in proportion to their proximity to the Arctic Circle, subject to certain minimum liquidity constraints established by the Index Provider.
Under normal circumstances, at least 80% of the Fund’s net assets, plus borrowings for investment purposes, will be invested in the equity securities of Arctic Circle Companies. For purposes of this policy, Arctic Circle Companies are companies whose headquarters address has a latitude coordinate above 60° North latitude. The Fund has adopted this policy to comply with Rule 35d-1 under the Investment Company Act of 1940. Such policy has been adopted as a non-fundamental investment policy and may be changed without shareholder approval upon 60 days’ notice to shareholders.
Principal Investment Risks
An investment in the Fund entails risks. The Fund could lose money, or its performance could trail that of other investment alternatives. The following provides additional information about the Fund’s principal risks. It is important that investors closely review and understand these risks before making an investment in the Fund. Just as in the Fund’s summary section, the principal risks below are presented in alphabetical order to facilitate finding particular risks and comparing them with those of other funds. Each risk summarized below is considered a “principal risk” of investing in the Fund, regardless of the order in which it appears.
•Concentration Risk. Because the Fund’s assets will be concentrated in an industry or group of industries to the extent the Index concentrates in a particular industry or group of industries, the Fund is subject to loss due to adverse occurrences that may affect that industry or group of industries. To the extent the Fund concentrates in the securities of issuers in a particular industry, the Fund may face more risks than if it were diversified more broadly over numerous industries. Such industry-based risks, any of which may adversely affect the Fund may include, but are not limited to, the following: general economic conditions or cyclical market patterns that could negatively affect supply and demand in a particular industry; competition for resources, adverse labor relations, political or world events; obsolescence of technologies; and increased competition or new product introductions that may affect the profitability or viability of companies in an industry. In addition, at times, an industry may be out of favor and underperform other industries or the market as a whole.
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•Currency Exchange Rate Risk. Changes in currency exchange rates and the relative value of non-U.S. currencies will affect the value of the Fund’s investments and the value of your Shares. Because the Fund’s NAV is determined on the basis of U.S. dollars, the U.S. dollar value of your investment in the Fund may go down if the value of the local currency of the non-U.S. markets in which the Fund invests depreciates against the U.S. dollar. This is true even if the local currency value of securities in the Fund’s holdings goes up. Conversely, the dollar value of your investment in the Fund may go up if the value of the local currency appreciates against the U.S. dollar. The value of the U.S. dollar measured against other currencies is influenced by a variety of factors. These factors include: national debt levels and trade deficits, changes in balances of payments and trade, domestic and foreign interest and inflation rates, global or regional political, economic or financial events, monetary policies of governments, actual or potential government intervention, and global energy prices. Political instability, the possibility of government intervention and restrictive or opaque business and investment policies also may reduce the value of a country’s currency. Government monetary policies and the buying or selling of currency by a country’s government also may influence exchange rates. Currency exchange rates can be very volatile and can change quickly and unpredictably. As a result, the value of an investment in the Fund may change quickly and without warning, and you may lose money.
•Cybersecurity Risk. With the increased use of technologies such as the Internet and the dependence on computer systems to perform business and operational functions, funds (such as the Fund) and their service providers may be prone to operational and information security risks resulting from cyber-attacks and/or technological malfunctions. In general, cyber-attacks are deliberate, but unintentional events may have similar effects. Cyber-attacks include, among others, stealing or corrupting data maintained online or digitally, preventing legitimate users from accessing information or services on a website, releasing confidential information without authorization, and causing operational disruption. Cybersecurity incidents may allow an unauthorized party to gain access to Fund assets or proprietary information, or cause the Fund, the Adviser, and/or other service providers (including custodians and financial intermediaries) to suffer data breaches or data corruption. Additionally, cybersecurity failures or breaches of the electronic systems of the Fund, the Adviser, or the Fund’s other service providers, market makers, APs, the Fund’s primary listing exchange, or the issuers of securities in which the Fund invests have the ability to disrupt and negatively affect the Fund’s business operations, including the ability to purchase and sell Shares, potentially resulting in financial losses to the Fund and its shareholders. For instance, cyber-attacks or technical malfunctions may interfere with the processing of shareholder or other transactions, affect the Fund’s ability to calculate its NAV, cause the release of private shareholder information or confidential Fund information, impede trading, cause reputational damage, and subject the Fund to regulatory fines, penalties or financial losses, reimbursement or other compensation costs, and additional compliance costs. Cyber-attacks or technical malfunctions may render records of Fund assets and transactions, shareholder ownership of Shares, and other data integral to the functioning of the Fund inaccessible or inaccurate or incomplete. The Fund also may incur substantial costs for cybersecurity risk management to prevent cyber incidents in the future. The Fund and its shareholders could be negatively impacted as a result.
•Depositary Receipt Risk. The Fund may hold the securities of non-U.S. companies in the form of depositary receipts, including ADRs, EDRs and GDRs. ADRs are negotiable certificates issued by a U.S. financial institution that represent a specified number of shares in a foreign stock and trade on a U.S. national securities exchange, such as the New York Stock Exchange (the “NYSE”). Sponsored ADRs are issued with the support of the issuer of the foreign stock underlying the ADRs and carry all of the rights of common shares, including voting rights. EDRs and GDRs are similar to ADRs, but may be issued in bearer form and are denominated in other currencies and are generally designed for use in specific or multiple securities markets outside the U.S. EDRs, for example, are designed for use in European securities markets, while GDRs are designed for use throughout the world. The underlying issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, are under no obligation to distribute shareholder communications to the holders of such receipts, or to pass through to them any voting rights with respect to the deposited securities. Issuers of unsponsored depositary receipts are not contractually obligated to disclose material information in the U.S. and, therefore, such information may not correlate to the market value of the unsponsored depositary receipt. The Underlying Shares in the Fund’s portfolio are usually denominated or quoted in currencies other than the U.S. Dollar. As a result, changes in foreign currency exchange rates may affect the value of the Fund’s portfolio. In addition, because the Underlying Shares trade on foreign exchanges at times when the U.S. markets are not open for trading, the value of the Underlying Shares may change materially at times when the U.S. markets are not open for trading, regardless of whether there is an active U.S. market for Shares.
•Equity Securities Risk. The Fund is designed for investors who can accept the risks of investing in a portfolio with significant equity holdings. Equity holdings tend to be more volatile than other investment choices such as bonds and money market instruments because common stockholders, or holders of equivalent interests, generally have inferior rights to receive payments from issuers in comparison with the rights of preferred stockholders, bondholders and other creditors of such issuers. The value of the Fund’s Shares will fluctuate as a result of the movement of the overall stock market or of the value of the individual securities held by the Fund, sometimes rapidly or unpredictably, resulting in losses. Equity securities may decline in value due to factors affecting equity securities markets generally or particular industries represented in those markets. The value of an equity security may also decline for a number of reasons, which directly relate to the issuer, such as management performance, changed investor perception financial leverage, and reduced demand for the issuer’s goods or services. Investor perceptions are based on various and unpredictable factors including: expectations regarding government, economic, monetary and fiscal policies; inflation and interest rates; economic expansion or contraction; and global or regional political, economic and banking crises.
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•ETF Risks. The Fund is an ETF and, as a result of its structure, is exposed to the following risks:
◦Authorized Participants, Market Makers, and Liquidity Providers Concentration Risk. The Fund has a limited number of financial institutions that may act as APs. In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. Shares may trade at a material discount to NAV and possibly face delisting if either: (i) APs exit the business or otherwise become unable to process creation and/or redemption orders and no other APs step forward to perform these services, or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.
◦Costs of Buying or Selling Shares Risk. Investors buying or selling Shares in the secondary market will pay brokerage commissions or other charges imposed by brokers, as determined by that broker. Brokerage commissions are often a fixed amount and may be a significant proportional cost for investors seeking to buy or sell relatively small amounts of Shares. In addition, secondary market investors also will incur the cost of the difference between the price at which an investor is willing to buy Shares (the “bid” price) and the price at which an investor is willing to sell Shares (the “ask” price). This difference in bid and ask prices is often referred to as the “spread” or “bid/ask spread.” The bid/ask spread varies over time for Shares based on trading volume and market liquidity and is generally lower if Shares have more trading volume and market liquidity and higher if Shares have little trading volume and market liquidity. Further, a relatively small investor base in the Fund, asset swings in the Fund and/or increased market volatility may cause increased bid/ask spreads. Due to the costs of buying or selling Shares, including brokerage commissions imposed by brokers and bid/ask spreads, frequent trading of Shares may significantly reduce investment results and an investment in Shares may not be advisable for investors who anticipate regularly making small investments.
◦Shares May Trade at Prices Other Than NAV Risk. As with all ETFs, Shares may be bought and sold in the secondary market at market prices. Although it is expected that the market price of Shares will approximate the Fund’s NAV, there may be times when the market price of Shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount) due to supply and demand of Shares or during periods of market volatility. This risk is heightened in times of market volatility or periods of steep market declines and periods when there is limited trading activity for Shares in the secondary market, in which case such premiums or discounts may be significant. The market price of Shares during the trading day, like the price of any exchange-traded security, includes a “bid/ask” spread charged by the exchange specialist, market makers or other participants that trade Shares. In times of severe market disruption, the bid/ask spread can increase significantly. At those times, Shares are most likely to be traded at a discount to NAV, and the discount is likely to be greatest when the price of Shares is falling fastest, which may be the time that you most want to sell your Shares. The Adviser believes that, under normal market conditions, large market price discounts or premiums to NAV will not be sustained because of arbitrage opportunities. Because securities held by the Fund may trade on foreign exchanges that are closed when the Fund’s primary listing exchange is open, the Fund is likely to experience premiums or discounts greater than those of ETFs that invest in and hold only securities and other investments that are listed and trade in the U.S.
◦Trading Risk. Although Shares are listed for trading on the Exchange and may be listed or traded on U.S. and non-U.S. stock exchanges other than the Exchange, there can be no assurance that an active trading market for such Shares will develop or be maintained. Trading in Shares may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable. In addition, trading in Shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to Exchange “circuit breaker” rules, which temporarily halt trading on the Exchange when a decline in the S&P 500® Index during a single day reaches certain thresholds (e.g., 7%, 13%, and 20%). Additional rules applicable to the Exchange may halt trading in Shares when extraordinary volatility causes sudden, significant swings in the market price of Shares. There can be no assurance that Shares will trade with any volume, or at all, on any stock exchange. In stressed market conditions, the liquidity of Shares may begin to mirror the liquidity of the Fund’s underlying portfolio holdings, which can be significantly less liquid than Shares.
•Foreign Securities Risk. Investments in non-U.S. securities involve certain risks that may not be present with investments in U.S. securities. These include risks of adverse changes in foreign economic, political, regulatory and other conditions, or changes in currency exchange rates or exchange control regulations (including limitations on currency movements and exchanges). The securities of some foreign companies may be less liquid and, at times, more volatile than securities of comparable U.S. companies. There may be less information publicly available about a non-U.S. issuer than a U.S. issuer. Non-U.S. issuers may be subject to different accounting, auditing, financial reporting and investor protection standards than U.S. issuers. Investments in non-U.S. securities may be subject to withholding or other taxes and may be subject to additional trading, settlement, custodial, and operational risks. With respect to certain countries, there is the possibility of government intervention and expropriation or nationalization of assets. Because legal systems differ, there also is the possibility that it will be difficult to obtain or enforce legal judgments in certain countries. Since foreign exchanges may be open on days when the Fund does not price its shares, the value of the securities in the Fund’s portfolio may change on days when shareholders will not be able to purchase or sell the Fund’s shares. Conversely, Shares may trade on days when foreign exchanges are closed. Each of these factors can make investments in the Fund more volatile and potentially less liquid than other types of investments.
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•Geographic Investment Risk. Because the Fund invests a significant portion of its assets in the securities of companies in a single country and region, it is more likely to be impacted by events or conditions affecting that country and region. For example, political, social and economic conditions, currency developments or restrictions, and changes in regulatory, tax, or economic policy in a country could significantly affect the market in that country and in surrounding or related countries and have a negative impact on the Fund’s performance. Currency developments or restrictions, political and social instability, and changing economic conditions have resulted in significant market volatility.
◦Risks Related to Investing in Canada. The Canadian and U.S. economies are closely integrated. The United States is Canada’s largest trading partner and foreign investor and the Canadian economy is significantly affected by developments in the U.S. economy. Canada is a major producer of forest products, metals, agricultural products, and energy-related products, such as oil, gas, and hydroelectricity. As a result, the Canadian economy is very dependent on the demand for, and supply and price of, natural resources, and the Canadian market is relatively concentrated in issuers involved in the production and distribution of natural resources. Canada’s economic growth may be significantly affected by disruptions in its relationship with major trading partners, fluctuations in currency, and global demand for commodities.
◦Risks Related to Investing in the Faroe Islands. The Faroe Islands are an autonomous territory of Denmark. Investments in companies from the Faroe Islands involve risks that are specific to the Faroe Islands, including, legal, regulatory, political, currency, security and economic risks. Faroe Islands has a small population and a small economy focused significantly on fishing and ocean- and ship-related industries. Faroe Islands has an aging population, which has led to challenges in recruiting care professionals and could lead to labor supply shortages in the near future. The Faroe Islands is also highly dependent upon economic assistance from Denmark and thus the Fund is also subject to the legal, regulatory, political, currency, security, and economic risks specific to Denmark. Denmark’s economy has also been characterized by slow growth and is facing demographic challenges, including an aging population.
◦Risks Related to Investing in Finland. Investments in Finnish issuers may subject the Fund to legal, regulatory, political, currency, security, and economic risks specific to Finland. Finland, as a member of the European Economic and Monetary Union (the “EMU”), must comply with certain restrictions on inflation rates, deficits, debt levels, and fiscal and monetary controls. Finland’s economy, among other things, depends on imported raw materials, energy and components for its manufactured products. As a result, Finland is dependent on trading relationships with certain key trading partners, including Germany, Sweden, Russia and the U.S. Metals, engineering, and timber are Finland’s main industries, and major exports include electronics and machinery. Finland’s reliance on these sectors makes it vulnerable to economic downturns in, among other sectors, the technology and industrials sectors. Furthermore, Finland’s economy is facing demographic challenges, including an aging population, that could lead to labor supply shortages in the near future.
◦Risks Related to Investing in Greenland. Greenland is an autonomous territory of Denmark. Investments in companies from Greenland involve risks that are specific to Greenland, including, legal, regulatory, political, currency, security and economic risks. Greenland has a small population and GDP, with an economy focused primarily on fishing and mining and a high percentage of public sector service employees and relatively little advanced infrastructure. In addition, although it is believed Greenland has large stores of untapped resources, access to these resources is currently inaccessible across much of the territory. These resources have also made it the subject of intense political and economic discussion among other countries, which could lead to political instability in the future. Greenland is also highly dependent upon economic assistance from Denmark and thus the Fund is also subject to the legal, regulatory, political, currency, security, and economic risks specific to Denmark. Denmark’s economy has also been characterized by slow growth and is facing demographic challenges, including an aging population.
◦Risks Related to Investing in Iceland. Investment in Icelandic issuers involves risks that are specific to Iceland, including, legal, regulatory, political, currency, security and economic risks. Iceland is a small country with an economy focused on energy production, tourism, fishing and smelting aluminum. As a result, Iceland is dependent on trading relationships with certain key trading partners, including the United States, the United Kingdom, the Netherlands and other EU countries. Iceland’s top exports are aluminum and fish and tourism has become a major source of revenue for the country.
◦Risks Related to Investing in Nordic Countries. The Index includes issuers of Nordic countries, which may subject the Fund to legal, regulatory, political, currency, security, and economic risks specific to each of the Nordic countries. The economies of the Nordic countries are heavily dependent on natural resources and trade amongst one another and with the members of the EU. Decreasing European imports, new trade regulations, changes in exchange rates, a recession in Europe, or a slowing of economic growth in this region could have an adverse impact on the securities in which the Fund invests. The Nordic countries have historically maintained generous welfare programs. Such welfare programs can negatively impact the economies of the Nordic countries by causing increased government spending, higher production costs and lower productivity.
◦Risks Related to Investing in Norway. Investments in Norwegian issuers may subject the Fund to legal, regulatory, political, currency, security, and economic risks specific to Norway. Norway is a major producer of oil and gas, and Norway’s economy is subject to the risk of fluctuations on oil and gas prices. The influx of oil and gas revenue has permitted Norway to
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expand its social welfare system. The high value of the Norwegian krone as compared to other currencies could have a damaging effect on Norwegian exports and investments. In recent years, labor costs in Norway have increased faster than those of its major trading partners, eroding industrial competitiveness.
◦Risks Related to Investing in Sweden. Investments in Swedish issuers may subject the Fund to legal, regulatory, political, currency, security and economic risks specific to Sweden. Among other things, Sweden’s economy is heavily dependent on trading relationships with certain key partners, including the U.S., Germany and other Western European nations. Future changes in the price or the demand for Swedish products or services by these countries or changes in these countries’ economies, trade regulations or currency exchange rates could adversely impact the Swedish economy and the issuers to which the Fund has exposure. Many of the developed Western European nations that Sweden trades with are member states of the EU and the EMU. As a result, these member states are dependent on one another economically and politically. While Sweden has not joined the EMU, the Swedish economy is, however, vulnerable to fluctuations in the economies and monetary policies of its trading partners who are members of the EMU. In recent years, Sweden has also struggled with deflationary pressure, resulting in the Swedish Central Bank setting its repurchase agreement, deposit and lending rates near or below zero. Sweden has a highly developed welfare system and the level of union membership in Sweden is substantial. These factors can negatively impact the Swedish economy by causing increased government spending, higher production costs and lower productivity, among other things.
•Market Risk. Market risks, including political, regulatory, market, and economic or other developments, and developments that impact specific economic sectors, industries or segments of the market, can affect the value of the Fund’s Shares. The Fund is subject to the risk that the prices of, and the income generated by, securities held by the Fund may decline significantly and/or rapidly in response to adverse conditions or other developments affecting (or that are perceived to affect) individual companies or issuers, particular industries, or the market generally. Such developments may include real or perceived changes in prevailing interest rates, changes in inflation rates or expectations about inflation rates, deflation, adverse investor confidence or sentiment, general outlook for corporate earnings, changing economic, political (including geopolitical), social or financial market conditions, bank failures, actual or threatened imposition of tariffs (which may be imposed by U.S. and foreign governments) and trade disruptions, recession, changes in currency and inflation rates, increased instability or general uncertainty, environmental or natural disasters, extreme weather or geological events, governmental actions, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics), debt crises, terrorism, actual or threatened wars or other armed conflicts (such as the armed conflicts across the Middle East and ongoing Russia-Ukraine war in Europe, and the risk of expansion or collateral economic and other effects thereof) or ratings downgrades, technological developments (including those related to artificial intelligence) or failures (for example, widespread system outages or disruptions or faulty updates to software applications) and other similar events, each of which may be temporary or last for extended periods. For example, the threat or actual imposition of tariffs, trade restrictions, currency restrictions or similar actions (or retaliatory measures taken in response to such actions) could adversely affect the Fund’s investments, including by leading to price volatility, overall declines in the U.S. and global investment markets, reduced liquidity and investment losses. These events have caused, and may in the future cause, significant disruptions to business operations, strained healthcare systems, disruptions to supply chains, large expansion of government deficits and debt as a result of government actions to mitigate the effects of such events, and widespread uncertainty regarding the long-term effects of such events. Such events may cause the value of securities owned by the Fund to go up or down, sometimes rapidly or unpredictably. There also is a risk that policy and legislative changes by the U.S. Government and/or Federal Reserve, or certain foreign governments and central banks, could cause increased volatility in financial markets and higher levels of Fund redemptions, which could have a negative impact on the Fund. These events may lead to periods of volatility and increased redemptions, which could cause the Fund to experience a loss when selling securities to meet redemption requests by shareholders. The risk of loss increases if the redemption requests are unusually large or frequent. Markets also tend to move in cycles, with periods of rising and falling prices. If there is a general decline in the securities and other markets, your investment in the Fund may lose value, regardless of the individual results of the securities and other instruments in which the Fund invests.
These or similar events could be prolonged and could adversely affect the value and liquidity of the Fund’s investments, impair the Fund’s ability to satisfy redemption requests, and negatively impact the Fund’s performance. Furthermore, economies and financial markets throughout the world are becoming increasingly interconnected. As a result, whether or not the Fund invests in securities of issuers located in or with significant exposure to countries experiencing economic and financial difficulties, the value and liquidity of the Fund’s investments may be negatively affected.
•New Fund Risk. The Fund is a recently organized investment company with no operating history. As a result, prospective investors have no track record or history on which to base their investment decision. Moreover, investors will not be able to evaluate the Fund against one or more comparable funds on the basis of relative performance until the Fund has established a track record.
•Non-Diversification Risk. The Fund is considered to be non-diversified, which means that it may invest a greater percentage of its assets in the securities of a single issuer or a lesser number of issuers than if it was a diversified fund. As a result, the Fund may be more exposed to the risks associated with and developments affecting an individual issuer or a lesser number of issuers than a
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fund that invests more widely. This may increase the Fund’s volatility and cause the performance of a relatively small number of issuers to have a greater impact on the Fund’s performance.
•Passive Investment Risk. The Fund invests in the securities included in, or representative of, its Index regardless of its investment merit. The Fund does not attempt to outperform its Index or take defensive positions in declining markets. As a result, the Fund’s performance may be adversely affected by a general decline in the market segments relating to its Index. The returns from the types of securities in which the Fund invests may underperform returns from the various general securities markets or different asset classes. This may cause the Fund to underperform other investment vehicles that invest in different asset classes. Different types of securities (for example, large-, mid- and small-capitalization stocks) tend to go through cycles of doing better – or worse – than the general securities markets. In the past, these periods have lasted for as long as several years.
•Sector Risk. The Fund’s investing approach may result in an emphasis on certain sectors or sub-sectors of the market at any given time. To the extent the Fund invests more heavily in one sector or sub-sector of the market, it thereby presents a more concentrated risk and its performance will be especially sensitive to developments that significantly affect those sectors, industries, or sub-sectors. In addition, the value of Shares may change at different rates compared to the value of shares of the Fund with investments in a more diversified mix of sectors and industries. An individual sector or sub-sector of the market may have above-average performance during particular periods, but may also move up and down more than the broader market. The several industries that constitute a sector may all react in the same way to economic, political or regulatory events. The Fund’s performance could also be affected if the sectors or sub-sectors do not perform as expected. Alternatively, the lack of exposure to one or more sectors or sub-sectors may adversely affect performance. If such sectors underperform relative to the broader equity market, or if the sectors to which the Fund has less exposure relative to the broader equity market outperform relative to the broader equity market, the Fund’s performance may lag that of the broader equity market. The Fund may have significant exposure to the following sectors:
◦Financial Services Sector Risk. The financial services sector includes companies involved in such activities as banking, commercial and consumer finance, investment banking, brokerage, asset management, custody and insurance. Companies in the financial services sector may be subject to extensive government regulation that affects the scope of their activities, the prices they can charge and the amount of capital they must maintain. The profitability of companies in the financial services sector may be adversely affected by increases in interest rates. The profitability of companies in the financial services sector may be adversely affected by loan losses, which usually increase in economic downturns. In addition, the financial services sector in certain countries is undergoing numerous changes, including continuing consolidations, development of new products and structures and changes to its regulatory framework, which may have an impact on the issuers included in the Fund. Furthermore, increased government involvement in the financial services sector, including measures such as taking ownership positions in financial institutions, could result in a dilution of the Fund’s investments in financial institutions.
◦Industrials Sector Risk. The industrial sector includes companies engaged in the manufacture and distribution of capital goods, such as those used in defense, construction and engineering, companies that manufacture and distribute electrical equipment and industrial machinery and those that provide commercial and transportation services and supplies. Companies in the industrial sector may be adversely affected by changes in government regulation, world events and economic conditions. In addition, companies in the industrial sector may be adversely affected by environmental damages, product liability claims and exchange rates. The success of these companies is affected by supply and demand both for their specific product or service and for industrial sector products in general. The products of manufacturing companies may face product obsolescence due to rapid technological developments and frequent new product introduction. In addition, the industrial sector may also be adversely affected by changes or trends in commodity prices, which may be unpredictable.
•Securities Lending Risk. There are certain risks associated with securities lending, including the risk that the borrower may fail to return the securities on a timely basis or even the loss of rights in the collateral deposited by the borrower, if the borrower should fail financially. As a result, the Fund may lose money. The Fund could also lose money in the event of a decline in the value of collateral provided for loaned securities or a decline in the value of any investments made with cash collateral. These events could also trigger adverse tax consequences for the Fund.
•Small-Capitalization Company Risk. The securities of small-capitalization companies may be more vulnerable to adverse issuer, market, political, or economic developments than securities of large- or mid-capitalization companies. The securities of small-capitalization companies generally trade in lower volumes and are subject to greater and more unpredictable price changes than large- or mid-capitalization stocks or the stock market as a whole. Some small-capitalization companies have limited product lines, markets, and financial and managerial resources and tend to concentrate on fewer geographical markets relative to larger capitalization companies. In addition, because these companies are not well-known to the investing public, do not have significant institutional ownership and are followed by relatively few security analysts, there is typically less publicly available information concerning smaller-capitalization companies than for larger, more established companies. Small-capitalization companies also may be particularly sensitive to changes in interest rates, government regulation, borrowing costs and earnings. The shares of micro-capitalization companies tend to trade less frequently than those of larger, more established companies, which can adversely affect the pricing of these securities and the future ability to sell these securities. Adverse publicity and investor
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perceptions, regardless of whether the perceptions are based on fundamental analysis, can decrease the value and liquidity of securities held by the Fund.
•Tracking Error Risk. As with all index funds, the performance of the Fund and the Index may differ from each other for a variety of reasons. For example, the Fund incurs operating expenses and portfolio transaction costs not incurred by the Index. In addition, the Fund may not be fully invested in the securities of the Index at all times or may hold securities not included in the Index. The use of sampling techniques may affect the Fund’s ability to achieve close correlation with the Index. The Fund may use a representative sampling strategy to achieve its investment objective, if the Adviser believes it is in the best interest of the Fund, which generally can be expected to produce a greater non-correlation risk.
•Underlying Index Risk. Neither the Adviser nor the Index Provider is able to guarantee the continuous availability or timeliness of the production of the Index. The calculation and dissemination of the Index values may be delayed if the information technology or other facilities of the Index Provider, data providers and/or relevant stock exchange malfunction for any reason. A significant delay may cause trading in shares of the Fund to be suspended. Errors in Index data, computation and/or the construction in accordance with its methodology may occur from time to time and may not be identified and corrected by the Index Provider other applicable party for a period of time or at all, which may have an adverse impact on the Fund and its shareholders.
•Valuation Risk. The Fund may hold securities or other assets that may be valued on the basis of factors other than readily available market quotations. This may occur because the asset or security does not trade on a centralized exchange, or in times of market turmoil or reduced liquidity. There are multiple methods that can be used to value a portfolio holding when market quotations are not readily available. The value established for any portfolio holding at a point in time might differ from what would be produced using a different methodology or if it had been priced using market quotations. Portfolio holdings that are valued using techniques other than market quotations, including “fair valued” assets or securities, may be subject to greater fluctuation in their valuations from one day to the next than if market quotations were used.
In addition, there is no assurance that the Fund could sell or close out a portfolio position for the value established for it at any time, and it is possible that the Fund would incur a loss because a portfolio position is sold or closed out at a discount to the valuation established by the Fund at that time. The Adviser’s ability to value investments may be impacted by technological issues or errors by pricing services or other third-party service providers.
PORTFOLIO HOLDINGS INFORMATION
Information about the Fund’s daily portfolio holdings will be available at www.teucrium.com upon commencement of operations. A complete description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio holdings is available in the Fund’s Statement of Additional Information (the “SAI”).
MANAGEMENT
Investment Adviser
Teucrium Investment Advisors, LLC, located at Three Main Street, Suite 215, Burlington, Vermont 05401, serves as the investment adviser for the Fund. The Adviser, subject to the general supervision and oversight of the Board, provides an investment management program for the Fund and manages the day-to-day investment of the Fund’s assets. The Adviser also arranges for transfer agency, custody, fund administration, distribution and all other services necessary for the Fund to operate. The Adviser is an SEC-registered investment adviser wholly owned by Teucrium Trading, LLC.
The Adviser continuously reviews, supervises, and administers the Fund’s investment program. The Board supervises the Adviser and establishes policies that the Adviser must follow in its day-to-day management activities. For the services it provides to the Fund, the Adviser is entitled to a unified management fee, which is calculated daily and paid monthly, at an annual rate of 0.95% of the Fund’s average daily net assets.
Pursuant to an investment advisory agreement between the Trust, on behalf of the Fund, and the Adviser (the “Advisory Agreement”), the Adviser has agreed to pay all expenses of the Fund except the fee payable to the Adviser under the Advisory Agreement, interest charges on any borrowings, dividends and other expenses on securities sold short, taxes, brokerage commissions and other expenses incurred in placing orders for the purchase and sale of securities and other investment instruments, acquired fund fees and expenses, accrued deferred tax liability, extraordinary expenses, and distribution fees and expenses paid by the Trust under any distribution plan adopted pursuant to Rule 12b-1 under the 1940 Act (“Excluded Expenses”).
A discussion of the basis for the Board’s approval of the Advisory Agreement is available in the Fund’s first Form N-CSR filing with the SEC for the fiscal period ended December 31, 2025.
Portfolio Managers
The individuals identified below are jointly and primarily responsible for the day-to-day management of the Fund’s portfolio.
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Springer Harris joined Teucrium Trading, LLC, the parent company of the Adviser, in April 2011. He has primary responsibilities for the Trade Operations for the Teucrium Funds. Prior to joining the firm, Mr. Harris was an Account Executive with Emergent Social Media Team at Weber Shandwick, a global public relations firm. He graduated cum laude with a B.A. in Business Management.
Joran Haugens joined Teucrium Trading, LLC in December of 2022. He has responsibilities for trade operations and execution for the Teucrium Funds. Prior to joining the firm, he worked as an account executive at ED&F Man Capital with a focus on agricultural commodities providing support, information, research, account management and execution for a wide range of customers. Mr. Haugens has more than 20 years of experience in execution and is Series 3 certified.
Chris Small joined Teucrium Trading, LLC in April of 2025. He is responsible for the execution and implementation of Teucrium’s growing suite of ETF’s and contributes to the development of new products in Teucrium’s multi-asset white-label platform. Prior to joining the firm, he worked as the Director of Trading at Boston-based asset manager Windham Capital from March 2015 until December 2024. Mr. Small graduated from Middlebury College in Vermont and studied economics, premedical coursework, and political science.
The SAI provides additional information about the Portfolio Managers’ compensation structure, other accounts managed by the Portfolio Managers and the Portfolio Managers’ ownership of Shares.
Other Service Providers
PINE Distributors LLC, (the “Distributor”), located at 501 South Cherry Street, Suite 610, Denver, Colorado 80246, serves as distributor and principal underwriter to the Fund. The Distributor will not distribute Shares in less than whole Creation Units, and it does not maintain a secondary market in the Shares. The Distributor is a broker-dealer registered under the Securities Exchange Act of 1934 and a member of the Financial Industry Regulatory Authority, Inc. (“FINRA”). The Distributor has no role in determining the policies of the Fund or the securities that are purchased or sold by the Fund and is not affiliated with the Adviser or any of its affiliates.
U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services, located at 615 East Michigan Street, Milwaukee, Wisconsin 53202, serves as the administrator, transfer agent and index receipt agent (as applicable) for the Fund.
U.S. Bank National Association, located at 1555 North Rivercenter Drive, Suite 302, Milwaukee, Wisconsin 53212, serves as the custodian for the Fund.
Morgan, Lewis & Bockius LLP, located at 1111 Pennsylvania Avenue, N.W., Washington, D.C. 20004, serves as legal counsel to the Trust.
Cohen & Company, Ltd., located at 1835 Market Street, Suite 310, Philadelphia, Pennsylvania 19103, serves as the Fund’s independent registered public accounting firm. The independent registered public accounting firm is responsible for auditing the annual financial statements of the Fund.
FUND SPONSOR
The Adviser has entered into an agreement with GlacierShares under which GlacierShares assumes the obligation of the Adviser to pay the expenses of the Fund, except Excluded Expenses (such expenses of the Fund, except Excluded Expenses, the “Unitary Expenses”). Although GlacierShares has agreed to be responsible for the Unitary Expenses, the Adviser retains the ultimate obligation to the Fund to pay such expenses. For these payments, GlacierShares is entitled to a fee, paid by the Adviser, based on the total management fee earned by the Adviser under the Advisory Agreement less the Unitary Expenses and certain other costs. GlacierShares does not make investment decisions, provide investment advice, or otherwise act in the capacity of an investment adviser to the Funds.
HOW TO BUY AND SELL SHARES
The Fund issues and redeems Shares only in Creation Units at the NAV per share next determined after receipt of an order from an AP. Only APs may acquire Shares directly from the Fund, and only APs may tender their Shares for redemption directly to the Fund, at NAV. APs must be a member or participant of a clearing agency registered with the SEC and must execute a Participant Agreement that has been agreed to by the Distributor, and that has been accepted by the Fund’s transfer agent, with respect to purchases and redemptions of Creation Units. Once created, Shares trade in the secondary market in quantities less than a Creation Unit.
Most investors buy and sell Shares in secondary market transactions through brokers. Individual Shares are listed for trading on the secondary market on the Exchange and can be bought and sold throughout the trading day like other publicly traded securities.
When buying or selling Shares through a broker, you will incur customary brokerage commissions and charges, and you may pay some or all of the spread between the bid and the offer price in the secondary market on each leg of a round trip (purchase and sale) transaction. In addition, because secondary market transactions occur at market prices, you may pay more than NAV when you buy Shares and receive less than NAV when you sell those Shares.
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Book Entry
Shares are held in book-entry form, which means that no stock certificates are issued. The Depository Trust Company (the “DTC”) or its nominee is the record owner of all outstanding Shares.
Investors owning Shares are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for all Shares. DTC’s participants include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of Shares, you are not entitled to receive physical delivery of stock certificates or to have Shares registered in your name, and you are not considered a registered owner of Shares. Therefore, to exercise any right as an owner of Shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other securities that you hold in book entry or “street name” through your brokerage account.
Frequent Purchases and Redemptions of Shares
The Fund imposes no restrictions on the frequency of purchases and redemptions of Shares. In determining not to approve a written, established policy, the Board evaluated the risks of market timing activities by Fund shareholders. Purchases and redemptions by APs, who are the only parties that may purchase or redeem Shares directly from the Fund, are an essential part of the ETF process and help keep Share trading prices in line with NAV. As such, the Fund accommodates frequent purchases and redemptions by APs. However, frequent purchases and redemptions for cash may increase tracking error and portfolio transaction costs and lead to the realization of capital gains. The Fund’s fair valuation of its holdings consistent with the 1940 Act and Rule 2a-5 thereunder and its ability to impose transaction fees on purchases and redemptions of Creation Units to cover the custodial and other costs incurred by the Fund in effecting trades help to minimize the potential adverse consequences of frequent purchases and redemptions.
Determination of Net Asset Value
The Fund’s NAV is calculated as of the scheduled close of regular trading on the New York Stock Exchange (the “NYSE”), generally 4:00 p.m. Eastern Time, each day the NYSE is open for business. The NAV is calculated by dividing the Fund’s net assets by its Shares outstanding.
In calculating its NAV, the Fund generally values its assets on the basis of market quotations, last sale prices, or estimates of value furnished by a pricing service or brokers who make markets in such instruments. In particular, the Fund generally values equity securities traded on any recognized U.S. or non-U.S. exchange at the last sale price or official closing price on the exchange or system on which they are principally traded. If such information is not available for an investment held by the Fund or is determined to be unreliable, the investment will be valued by the Adviser at fair value pursuant to procedures established by the Adviser and approved by the Board (as described below).
Fair Value Pricing
The Adviser has been designated by the Board as the valuation designee for the Fund pursuant to Rule 2a-5 under the 1940 Act. In its capacity as valuation designee, the Adviser has adopted procedures and methodologies to fair value Fund investments whose market prices are not “readily available” or are deemed to be unreliable. For example, such circumstances may arise when: (i) an investment has been de-listed or has had its trading halted or suspended; (ii) an investment’s primary pricing source is unable or unwilling to provide a price; (iii) an investment’s primary trading market is closed during regular market hours; or (iv) an investment’s value is materially affected by events occurring after the close of the investment’s primary trading market. Generally, when fair valuing an investment held by the Fund, the Adviser will take into account all reasonably available information that may be relevant to a particular valuation including, but not limited to, fundamental analytical data regarding the issuer, information relating to the issuer’s business, recent trades or offers of the investment, general and/or specific market conditions and the specific facts giving rise to the need to fair value the investment. Fair value determinations are made in good faith and in accordance with the fair value methodologies established by the Adviser. Due to the subjective and variable nature of determining the fair value of a security or other investment, there can be no assurance that the Adviser’s determined fair value will match or closely correlate to any market quotation that subsequently becomes available or the price quoted or published by other sources. In addition, the Fund may not be able to obtain the fair value assigned to an investment if the Fund were to sell such investment at or near the time its fair value is determined.
Investments by Registered Investment Companies
Section 12(d)(1) of the 1940 Act and the rules thereunder limit investments by registered investment companies in the securities of other investment companies. Registered investment companies are permitted to invest in the Fund beyond the limits set forth in section 12(d)(1), subject to certain terms and conditions, including that such investment companies enter into an agreement with the Fund.
Delivery of Shareholder Documents – Householding
Householding is an option available to certain investors of the Fund. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Householding for the Fund is available through certain broker-dealers. If you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder
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documents, please contact your broker-dealer. If you are currently enrolled in householding and wish to change your householding status, please contact your broker-dealer.
DIVIDENDS, DISTRIBUTIONS, AND TAXES
Dividends and Distributions
The Fund intends to pay out dividends, if any, in cash, and distribute any net realized capital gains to its shareholders at least annually. The Fund will declare and pay capital gain distributions, if any, in cash. Distributions in cash may be reinvested automatically in additional whole Shares only if the broker through whom you purchased Shares makes such option available. Your broker is responsible for distributing the income and capital gain distributions to you.
Taxes
The following discussion is a summary of certain important U.S. federal income tax considerations generally applicable to investments in the Fund. Your investment in the Fund may have other tax implications. Please consult your tax advisor about the tax consequences of an investment in Shares, including the possible application of foreign, state, and local tax laws. This summary does not apply to Shares held in an IRA or other tax-qualified plans, which are generally not subject to current tax. Transactions relating to Shares held in such accounts may, however, be taxable at some time in the future. This summary is based on current tax laws, which may change.
The Fund intends to qualify each year for treatment as a regulated investment company (a “RIC”) within the meaning of Subchapter M of the Internal Revenue Code of 1986, as amended, (the “Code”). If it meets certain minimum distribution requirements, a RIC is not subject to tax at the fund level on income and gains from investments that are timely distributed to shareholders. However, the Fund’s failure to qualify as a RIC or to meet minimum distribution requirements would result (if certain relief provisions were not available) in fund-level taxation and, consequently, a reduction in income available for distribution to shareholders.
Unless your investment in Shares is made through a tax-exempt entity or tax-advantaged account, such as an IRA, you need to be aware of the possible tax consequences when the Fund makes distributions, when you sell your Shares listed on the Exchange, and when you purchase or redeem Creation Units (APs only).
Taxes on Distributions
The Fund intends to distribute, at least annually, substantially all of its net investment income and net capital gains. For federal income tax purposes, distributions of investment income are generally taxable as ordinary income or qualified dividend income. Taxes on distributions of capital gains (if any) are determined by how long the Fund owned the investments that generated them, rather than how long a shareholder has owned his or her Shares. Sales of assets held by the Fund for more than one year generally result in long-term capital gains and losses, and sales of assets held by the Fund for one year or less generally result in short-term capital gains and losses. Distributions of the Fund’s net capital gain (the excess of net long-term capital gains over net short-term capital losses) that are reported by the Fund as capital gain dividends (“Capital Gain Dividends”) will be taxable as long-term capital gains, which for non-corporate shareholders are subject to tax at reduced rates of up to 20% (lower rates apply to individuals in lower tax brackets). Distributions of short-term capital gain will generally be taxable as ordinary income. Dividends and distributions are generally taxable to you whether you receive them in cash or reinvest them in additional Shares.
Distributions reported by the Fund as “qualified dividend income” are generally taxed to non-corporate shareholders at rates applicable to long-term capital gains, provided holding period and other requirements are met. “Qualified dividend income” generally is income derived from dividends paid by U.S. corporations or certain foreign corporations that are either incorporated in a U.S. possession or eligible for tax benefits under certain U.S. income tax treaties. In addition, dividends that the Fund receives in respect of stock of certain foreign corporations may be qualified dividend income if that stock is readily tradable on an established U.S. securities market. Corporate shareholders may be entitled to a dividends received deduction for the portion of dividends they receive from the Fund that are attributable to dividends received by the Fund from U.S. corporations, subject to certain limitations. For such dividends to be taxed as qualified dividend income to a non-corporate shareholder, the Fund must satisfy certain holding period requirements with respect to the underlying stock and the non-corporate shareholder must satisfy holding period requirements with respect to his or her ownership of the Fund’s Shares. Holding periods may be suspended for these purposes for stock that is hedged. The Fund’s investment strategy will significantly limit its ability to distribute dividends eligible to be treated as qualified dividend income or entitled to the dividends received deduction.
Shortly after the close of each calendar year, you will be informed of the amount and character of any distributions received from the Fund.
In general, your distributions are subject to federal income tax for the year in which they are paid. Certain distributions paid in January, however, may be treated as paid on December 31 of the prior year. Distributions are generally taxable even if they are paid from income or gains earned by the Fund before your investment (and thus were included in the Shares’ NAV when you purchased your Shares).
You should note that if you purchase shares just before a distribution, the purchase price would reflect the amount of the upcoming distribution. In this case, you would be taxed on the entire amount of the distribution received, even though, as an economic matter,
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the distribution simply constitutes a return of your investment. This is known as “buying a dividend” and should generally be avoided by taxable investors.
If you are neither a resident nor a citizen of the United States or if you are a foreign entity, distributions (other than Capital Gain Dividends) paid to you by the Fund will generally be subject to a U.S. withholding tax at the rate of 30%, unless a lower treaty rate applies. Gains from the sale or other disposition of your Shares from non-U.S. shareholders generally are not subject to U.S. taxation, unless you are a nonresident alien individual who is physically present in the U.S. for 183 days or more per year. The Fund may, under certain circumstances, report all or a portion of a dividend as an “interest-related dividend” or a “short-term capital gain dividend,” which would generally be exempt from this 30% U.S. withholding tax, provided certain other requirements are met. Different tax consequences may result if you are a foreign shareholder engaged in a trade or business within the United States or if a tax treaty applies.
The Fund (or a financial intermediary, such as a broker, through which a shareholder owns Shares) generally is required to withhold and remit to the U.S. Treasury a percentage of the taxable distributions and sale proceeds paid to any shareholder who fails to properly furnish a correct taxpayer identification number, who has underreported dividend or interest income, or who fails to certify that the shareholder is not subject to such withholding.
Taxes When Shares are Sold on the Exchange
Provided that a shareholder holds Shares as capital assets, any capital gain or loss realized upon a sale or exchange of Shares generally is treated as a long-term capital gain or loss if Shares have been held for more than one year and as a short-term capital gain or loss if Shares have been held for one year or less. However, any capital loss on a sale of Shares held for six months or less is treated as long-term capital loss to the extent of Capital Gain Dividends paid with respect to such Shares. Any loss realized on a sale will be disallowed to the extent Shares are acquired, including through reinvestment of dividends, within a 61-day period beginning 30 days before and ending 30 days after the disposition of Shares. The ability to deduct capital losses may be limited.
The cost basis of Shares acquired by purchase will generally be based on the amount paid for the Shares and then may be subsequently adjusted for other applicable transactions as required by the Code. The difference between the selling price and the cost basis of Shares generally determines the amount of the capital gain or loss realized on the sale or exchange of Shares. Contact the broker through whom you purchased your Shares to obtain information with respect to the available cost basis reporting methods and elections for your account.
Taxes on Purchases and Redemptions of Creation Units
An AP having the U.S. dollar as its functional currency for U.S. federal income tax purposes who exchanges securities for Creation Units generally recognizes a gain or a loss. The gain or loss will be equal to the difference between the value of the Creation Units at the time of the exchange and the exchanging AP’s aggregate basis in the securities delivered, plus the amount of any cash paid for the Creation Units. An AP who exchanges Creation Units for securities will generally recognize a gain or loss equal to the difference between the exchanging AP’s basis in the Creation Units and the aggregate U.S. dollar market value of the securities received, plus any cash received for such Creation Units. The Internal Revenue Service (“IRS”) may assert, however, that a loss that is realized upon an exchange of securities for Creation Units may not be currently deducted under the rules governing “wash sales” (for an AP who does not mark-to-market its holdings) or on the basis that there has been no significant change in economic position. APs exchanging securities should consult their own tax advisor with respect to whether wash sale rules apply and when a loss might be deductible.
The Fund may include a payment of cash in addition to, or in place of, the delivery of a basket of securities upon the redemption of Creation Units. The Fund may sell portfolio securities to obtain the cash needed to distribute redemption proceeds. This may cause the Fund to recognize investment income and/or capital gains or losses that it might not have recognized if it had completely satisfied the redemption in kind. As a result, the Fund may be less tax efficient if it includes such a cash payment in the proceeds paid upon the redemption of Creation Units.
Net Investment Income Tax
U.S. individuals with income exceeding specified thresholds are subject to a 3.8% tax on all or a portion of their “net investment income,” which includes interest, dividends, and certain capital gains (generally including capital gains distributions and capital gains realized on the sale of Shares). This 3.8% tax also applies to all or a portion of the undistributed net investment income of certain shareholders that are estates and trusts.
Foreign Taxes
The Fund invests in foreign securities. Interest and other income received by the Fund with respect to foreign securities may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. If as of the close of a taxable year more than 50% of the value of the Fund’s assets consists of certain foreign stock or securities, the Fund will be eligible to elect to “pass through” to investors the amount of foreign income and similar taxes (including withholding taxes) paid by the Fund during that taxable year. This means that investors would be considered to have received as additional income their respective shares of such foreign taxes but may be entitled to either a corresponding tax deduction in calculating taxable income, or, subject to certain limitations, a credit in calculating federal income tax. If the Fund does not so elect,
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it will be entitled to claim a deduction for certain foreign taxes incurred by the Fund. The Fund (or a financial intermediary, such as a broker, through which a shareholder owns Shares) will notify you if it makes such an election and provide you with the information necessary to reflect foreign taxes paid on your income tax return.
The foregoing discussion summarizes some of the possible consequences under current federal tax law of an investment in the Fund. It is not a substitute for personal tax advice. You also may be subject to state and local tax on Fund distributions and sales of Shares. Consult your personal tax advisor about the potential tax consequences of an investment in Shares under all applicable tax laws. For more information, please see the section entitled “Federal Income Taxes” in the SAI.
DISTRIBUTION PLAN
The Board has adopted a Distribution and Service Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. In accordance with the Plan, the Fund is authorized to pay an amount up to 0.25% of its average daily net assets each year for certain distribution-related activities and shareholder services.
No Rule 12b-1 fees are currently paid by the Fund, and there are no plans to impose these fees. However, in the event Rule 12b-1 fees are charged in the future, because the fees are paid out of Fund assets, over time these fees will increase the cost of your investment and may cost you more than certain other types of sales charges.
PREMIUM/DISCOUNT INFORMATION
Information regarding how often Shares traded on the Exchange at a price above (i.e., at a premium) or below (i.e., at a discount) the NAV per share is available on the Fund’s website at www.teucrium.com.
ADDITIONAL NOTICES
The Shares are not sponsored, endorsed, or promoted by the Exchange. The Exchange is not responsible for, nor has it participated in the determination of, the timing, prices, or quantities of Shares to be issued, nor in the determination or calculation of the equation by which Shares are redeemable. The Exchange has no obligation or liability to owners of Shares in connection with the administration, marketing, or trading of Shares.
Without limiting any of the foregoing, in no event shall the Exchange have any liability for any lost profits or indirect, punitive, special, or consequential damages even if notified of the possibility thereof.
The Adviser and the Fund make no representation or warranty, express or implied, to the owners of the Shares or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly.
FINANCIAL HIGHLIGHTS
Financial information is not available because the Fund had not commenced operations prior to the date of this Prospectus.

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GlacierShares Arctic Circle ETF

Adviser	Teucrium Investment Advisors, LLC Three Main Street, Suite 215 Burlington, Vermont 05401	Distributor	PINE Distributors LLC 501 South Cherry Street, Suite 610 Denver, Colorado 80246
Transfer Agent, Index Receipt Agent, and Administrator	U.S. Bancorp Fund Services, LLC d/b/a U.S. Bank Global Fund Services 615 East Michigan Street Milwaukee, Wisconsin 53202	Custodian	U.S. Bank, N.A. 1555 North Rivercenter Drive, Suite 302 Milwaukee, Wisconsin 53212
Independent Registered Public Accounting Firm	Cohen & Company, Ltd. 1835 Market Street, Suite 310 Philadelphia, Pennsylvania 19103	Legal Counsel	Morgan, Lewis & Bockius LLP 1111 Pennsylvania Avenue, NW Washington, DC 20004-2541
Investors may find more information about the Fund in the following documents:
Statement of Additional Information: The Fund’s SAI provides additional details about the investments of the Fund and certain other additional information. The SAI is on file with the SEC and is incorporated herein by reference into this Prospectus. It is legally considered a part of this Prospectus.
Annual/Semi-Annual Reports and Form N-CSR: Additional information about the Fund’s investments will be available in the Fund’s Annual and Semi-Annual Reports to shareholders and in Form N-CSR. In the Annual Report, when available, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year. In Form N-CSR, you will find the Fund’s annual and semi-annual financial statements.
You can obtain free copies of these documents, request other information or make general inquiries about the Fund by calling 1-800-617-0004.
Shareholder reports and other information about the Fund also are available:
•Free of charge from the SEC’s EDGAR database on the SEC’s website at http://www.sec.gov;
•Free of charge from the Fund’s website at www.teucrium.com; or
•For a fee, by e-mail request to publicinfo@sec.gov.

(SEC Investment Company Act File No. 811-23226)

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GlacierShares Arctic Circle ETF (FJRD)*
*The Fund has not yet commenced operations and is not available for purchase.

a series of Listed Funds Trust
Listed on NASDAQ Stock Market, LLC

STATEMENT OF ADDITIONAL INFORMATION
April 30, 2026
This Statement of Additional Information (the “SAI”) is not a prospectus and should be read in conjunction with the prospectus for the GlacierShares Arctic Circle ETF (the “Fund”), a series of Listed Funds Trust (the “Trust”), dated April 30, 2026, as may be supplemented from time to time (the “Prospectus”). Capitalized terms used in this SAI that are not defined have the same meaning as in the Prospectus, unless otherwise noted. A copy of the Prospectus may be obtained without charge, by calling the Fund at 1-800-617-0004, or by visiting www.teucrium.com.
The Fund’s audited financial statements for the most recent fiscal year (when available) will be included in the Fund’s most recent Form N-CSR, which is incorporated into this SAI by reference (File No. 811-23226). When available, you may obtain a copy of the Fund’s Annual Report and Form N-CSR at no charge by contacting the Fund at the phone number noted above.

GENERAL INFORMATION ABOUT THE TRUST
The Trust is an open-end management investment company consisting of multiple investment series. This SAI relates only to the Fund. The Trust was organized as a Delaware statutory trust on August 26, 2016. The Trust is registered with the U.S. Securities and Exchange Commission (the “SEC”) under the Investment Company Act of 1940, as amended (together with the rules and regulations adopted thereunder, the “1940 Act”), as an open-end management investment company, and the offering of the Fund’s shares (the “Shares”) is registered under the Securities Act of 1933 (the “Securities Act”). The Trust is governed by its Board of Trustees (the “Board”).
Teucrium Investment Advisors, LLC (the “Adviser”) serves as investment adviser to the Fund.
The Fund offers and issues Shares at their net asset value (“NAV”) only in aggregations of a specified number of Shares (each, a “Creation Unit”). The Fund generally offers and issues Shares in exchange for a basket of securities (“Deposit Securities”) together with the deposit of a specified cash payment (“Cash Component”). The Trust reserves the right to permit or require the substitution of a “cash in lieu” amount (“Deposit Cash”) to be added to the Cash Component to replace any Deposit Security or other instrument in the Fund’s portfolio. Shares are listed on NASDAQ Stock Market, LLC (the “Exchange”) and trade on the Exchange at market prices that may differ from the Shares’ NAV. Shares also are redeemable only in Creation Unit aggregations, primarily for a basket of Deposit Securities together with a Cash Component. A Creation Unit of the Fund generally consists of 10,000 Shares, though this may change from time to time. As a practical matter, only institutions or large investors purchase or redeem Creation Units. Except when aggregated in Creation Units, Shares are not redeemable securities.
Shares may be issued in advance of receipt of Deposit Securities subject to various conditions, including a requirement to maintain on deposit with the Trust cash at least equal to a specified percentage of the value of the missing Deposit Securities, as set forth in the Participant Agreement (as defined below). The Trust may impose a transaction fee for each creation or redemption. In all cases, such fees will be limited in accordance with the requirements of the SEC applicable to management investment companies offering redeemable securities. As in the case of other publicly traded securities, brokers’ commissions on transactions in the secondary market will be based on negotiated commission rates at customary levels.
ADDITIONAL INFORMATION ABOUT INVESTMENT OBJECTIVE, POLICIES, AND RELATED RISKS
The Fund’s investment objective and principal investment strategies are described in the Prospectus. The following information supplements, and should be read in conjunction with, the Prospectus. For a description of certain permitted investments, see “Description of Permitted Investments” in this SAI.
With respect to the Fund’s investments, unless otherwise noted, if a percentage limitation on investment is adhered to at the time of investment or contract, a subsequent increase or decrease as a result of market movement or redemption will not result in a violation of such investment limitation.
NON-DIVERSIFICATION
The Fund is classified as a non-diversified investment company under the 1940 Act. A “non-diversified” classification means that the Fund is not limited by the 1940 Act with regard to the percentage of its total assets that may be invested in the securities of a single issuer. This means that the Fund may invest a greater portion of its total assets in the securities of a single issuer or a smaller number of issuers than if it was a diversified fund. This may have an adverse effect on the Fund’s performance or subject the Fund’s Shares to greater price volatility than more diversified investment companies. Moreover, in pursuing its objective, the Fund may hold the securities of a single issuer in an amount exceeding 10% of the value of the outstanding securities of the issuer, subject to restrictions imposed by the Internal Revenue Code of 1986, as amended (the “Code”). In particular, as the Fund’s size grows and its assets increase, it will be more likely to hold more than 10% of the securities of a single issuer if the issuer has a relatively small public float as compared to other components of the Fund’s portfolio.
Although the Fund is non-diversified for purposes of the 1940 Act, the Fund intends to maintain the required level of diversification and otherwise conduct its operations so as to qualify as a “regulated investment company” (“RIC”) within the meaning of Subchapter M of the Code. Compliance with the diversification requirements of the Code may limit the investment flexibility of the Fund and may make it less likely that the Fund will meet its investment objective. To qualify as a RIC under the Code, the Fund must meet the Diversification Requirement described in the section titled “Federal Income Taxes” in this SAI.
GENERAL RISKS
The value of the Fund’s portfolio investments may fluctuate with changes in the financial condition of an issuer or counterparty, changes in specific economic or political conditions that affect a particular investment or issuer, and changes in general economic or political conditions. An investor in the Fund could lose money over short or long periods of time.
There can be no guarantee that a liquid market for the investments held by the Fund will be maintained. The existence of a liquid trading market for certain investments may depend on whether dealers will make a market in such investments. There can be no assurance that a market will be made or maintained or that any such market will be or remain liquid. The price at which investments
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may be sold and the value of Shares will be adversely affected if trading markets for the Fund’s portfolio investments are limited or absent, or if bid/ask spreads are wide.
Cybersecurity Risk. Investment companies, such as the Fund, and their service providers may be subject to operational and information security risks resulting from cyber-attacks. Cyber-attacks include, among other behaviors, stealing or corrupting data maintained online or digitally, denial of service attacks on websites, the unauthorized release of confidential information or various other forms of cybersecurity breaches. Cyber-attacks affecting the Fund or the Adviser, custodian, transfer agent, intermediaries and other third-party service providers may adversely impact the Fund. For instance, cyber-attacks may interfere with the processing of shareholder transactions, impact the Fund’s ability to calculate its NAV, cause the release of private shareholder information or confidential company information, impede trading, subject the Fund to regulatory fines or financial losses, and cause reputational damage. The Fund also may incur additional costs for cybersecurity risk management purposes. Similar types of cybersecurity risks also are present for issuers of securities in which the Fund invests, which could result in material adverse consequences for such issuers and may cause the Fund’s investments in such portfolio companies to lose value.
Global Pandemics. Beginning in the first quarter of 2020, financial markets in the United States and around the world experienced extreme and, in many cases, unprecedented volatility and severe losses due to the global pandemic caused by COVID-19, a novel coronavirus. The pandemic resulted in a wide range of social and economic disruptions, including closed borders, voluntary or compelled quarantines of large populations, stressed healthcare systems, reduced or prohibited domestic or international travel, and supply chain disruptions affecting the United States and many other countries. Some sectors of the economy and individual issuers experienced particularly large losses as a result of these disruptions. Although the immediate effects of the COVID-19 pandemic have dissipated, global markets and economies continue to contend with the ongoing and long-term impact of COVID-19. It is unknown how long events related to the pandemic will persist, whether they will reoccur in the future, and what additional implications may follow from the pandemic. The impact of these events and other epidemics or pandemics in the future could adversely affect Fund performance.
Recent Geopolitical Events. Geopolitical tensions introduce uncertainty into global markets. For example, Russia’s military invasion of Ukraine in February 2022, the resulting responses by the United States and other countries, and the potential for wider conflict could increase volatility and uncertainty in the financial markets and adversely affect regional and global economies. The United States and other countries have imposed broad-ranging economic sanctions on Russia and certain Russian individuals, banking entities and corporations, and Belarus as a response to Russia’s invasion of Ukraine, and may impose sanctions on other countries that provide military or economic support to Russia. The extent and duration of Russia’s military actions and the repercussions of such actions (including any retaliatory actions or countermeasures that may be taken by those subject to sanctions, including cyber-attacks) are impossible to predict, but could result in significant market disruptions, including in certain industries or sectors, such as the oil and natural gas markets, and may negatively affect global supply chains, inflation and global growth.
Similarly, escalations beginning in October 2023 of the ongoing Israel-Hamas conflict present a potential risk for wider conflict that could negatively affect financial markets due to a myriad of interconnected factors. This conflict could disrupt regional trade and supply chains, potentially affecting U.S. businesses with exposure to the region. For example, attacks on commercial vessels transiting through the Red Sea, commonly referred to as the Red Sea crisis, have led to disruption of international maritime trade and the global supply chain, which has had a direct impact on countries and regions that rely on such routes for the supply of energy and/or food and companies that typically ship goods or receive components by way of the Red Sea. In addition, recent U.S. military operations in Iran could lead to significant geopolitical instability, including retaliatory attacks, disruption of critical energy infrastructure and shipping lanes such as the Strait of Hormuz, and broader regional conflict, which in turn may cause sharp volatility across global financial markets and commodity prices. Such developments may adversely affect the Fund through increased market uncertainty, reduced liquidity, higher inflation and interest rate pressures, and potential declines in asset valuations across multiple sectors and geographies. The Middle East plays a pivotal role in the global energy sector, and prolonged instability could impact oil prices, leading to increased costs for businesses and consumers.
These conflicts and others, and any related events could significantly impact the Fund’s performance and the value of an investment in the Fund, even if the Fund does not have direct exposure.
DESCRIPTION OF PERMITTED INVESTMENTS
The following are descriptions of the Fund’s permitted investments and investment practices and the associated risk factors. The Fund will only invest in any of the following instruments or engage in any of the following investment practices if such investment or activity is consistent with the Fund’s investment objective and permitted by the Fund’s stated investment policies.
Borrowing
The Fund may borrow money to the extent permitted under the 1940 Act, as such may be interpreted or modified by regulatory authorities having jurisdiction, from time to time. Borrowing for investment purposes is one form of leverage. Leveraging investments by purchasing securities with borrowed money is a speculative technique that increases investment risk, but also increases investment opportunity. Because substantially all of the Fund’s assets will fluctuate in value, whereas the interest obligations on borrowings may be fixed, the NAV per share of the Fund will increase more when the Fund’s portfolio assets increase in value and decrease more
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when the Fund’s portfolio assets decrease in value than would otherwise be the case. Moreover, interest costs on borrowings may fluctuate with changing market rates of interest and may partially offset or exceed the returns on the borrowed funds. Under adverse conditions, the Fund might have to sell portfolio securities to meet interest or principal payments at a time when investment considerations would not favor such sales.
The Fund also may borrow money to facilitate management of the Fund’s portfolio by enabling the Fund to meet redemption requests when the liquidation of portfolio instruments would be inconvenient or disadvantageous. Such borrowing is not for investment purposes and will be repaid by the Fund promptly. As required by the 1940 Act, the Fund must maintain continuous asset coverage (total assets, including assets acquired with borrowed funds, less liabilities exclusive of borrowings) of 300% of all amounts borrowed. If, at any time, the value of the Fund’s assets should fail to meet this 300% coverage test, the Fund, within three days (not including Sundays and holidays), will reduce the amount of the Fund’s borrowings to the extent necessary to meet this 300% coverage requirement. Maintenance of this percentage limitation may result in the sale of portfolio securities at a time when investment considerations otherwise indicate that it would be disadvantageous to do so.
Borrowing will tend to exaggerate the effect on NAV of any increase or decrease in the market value of the Fund’s portfolio. Money borrowed will be subject to interest costs that may or may not be recovered by earnings on the securities purchased. The Fund also may be required to maintain minimum average balances in connection with a borrowing or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate. In addition to the foregoing, the Fund is authorized to borrow money as a temporary measure for extraordinary or emergency purposes in amounts not in excess of 5% of the value of the Fund’s total assets. Borrowings for extraordinary or emergency purposes are not subject to the foregoing 300% asset coverage requirement.
Depositary Receipts
To the extent the Fund invests in stocks of foreign corporations, the Fund’s investment in securities of foreign companies may be in the form of depositary receipts or other securities convertible into securities of foreign issuers. American Depositary Receipts (“ADRs”) are dollar-denominated receipts representing interests in the securities of a foreign issuer, which securities may not necessarily be denominated in the same currency as the securities into which they may be converted. ADRs are receipts typically issued by U.S. banks and trust companies which evidence ownership of underlying securities issued by a foreign corporation. Generally, ADRs in registered form are designed for use in domestic securities markets and are traded on exchanges or over-the-counter in the United States.
Global Depositary Receipts (“GDRs”), European Depositary Receipts (“EDRs”), and International Depositary Receipts (“IDRs”) are similar to ADRs in that they are certificates evidencing ownership of shares of a foreign issuer; however, GDRs, EDRs, and IDRs may be issued in bearer form and denominated in other currencies and are generally designed for use in specific or multiple securities markets outside the U.S. EDRs, for example, are designed for use in European securities markets, while GDRs are designed for use throughout the world. Depositary receipts will not necessarily be denominated in the same currency as their underlying securities.
The Fund will not invest in any unlisted depositary receipts or any depositary receipt that the Adviser deems to be illiquid or for which pricing information is not readily available. In addition, all depositary receipts generally must be sponsored. However, the Fund may invest in unsponsored depositary receipts under certain limited circumstances. The issuers of unsponsored depositary receipts are not obligated to disclose material information in the United States and, therefore, there may be less information available regarding such issuers and there may not be a correlation between such information and the value of the depositary receipts.
Equity Securities
Equity securities, such as the common stock of an issuer, are subject to stock market fluctuations and, therefore, may experience volatile changes in value as market conditions, consumer sentiment, or the financial condition of the issuers change. A decrease in value of the equity securities in the Fund’s portfolio may also cause the value of the Fund’s Shares to decline. An investment in the Fund should be made with an understanding of the risks inherent in an investment in equity securities, including the risk that the financial condition of issuers may become impaired or that the general condition of the stock market may deteriorate (either of which may cause a decrease in the value of the Fund’s portfolio securities and therefore a decrease in the value of Shares).
Common stocks are susceptible to general stock market fluctuations and to volatile increases and decreases in value as market confidence and perceptions change. These investor perceptions are based on various and unpredictable factors, including expectations regarding government, economic, monetary, and fiscal policies; inflation and interest rates; economic expansion or contraction; and global or regional political, economic, or banking crises.
Holders of common stocks incur more risk than holders of preferred stocks and debt obligations because common stockholders, as owners of the issuer, generally have inferior rights to receive payments from the issuer in comparison with the rights of creditors or holders of debt obligations or preferred stocks. Further, unlike debt securities, which typically have a stated principal amount payable at maturity (whose value, however, is subject to market fluctuations prior thereto), or preferred stocks, which typically have a liquidation preference, and which may have stated optional or mandatory redemption provisions, common stocks have neither a fixed principal amount nor a maturity. Common stock values are subject to market fluctuations as long as the common stock remains outstanding.
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Types of Equity Securities include:
Common Stocks — Common stocks represent units of ownership in a company. Common stocks usually carry voting rights and earn dividends. Unlike preferred stocks, which are described below, dividends on common stocks are not fixed but are declared at the discretion of the company’s board of directors.
Preferred Stocks — Preferred stocks also are units of ownership in a company. Preferred stocks normally have preference over common stocks in the payment of dividends and the liquidation of the company. However, in all other respects, preferred stocks are subordinated to the liabilities of the issuer. Unlike common stocks, preferred stocks are generally not entitled to vote on corporate matters. Types of preferred stocks include adjustable-rate preferred stock, fixed dividend preferred stock, perpetual preferred stock, and sinking fund preferred stock.
Generally, the market values of preferred stocks with a fixed dividend rate and no conversion element vary inversely with interest rates and perceived credit risk.
Rights and Warrants — A right is a privilege granted to existing shareholders of a corporation to subscribe to shares of a new issue of common stock before it is issued. Rights normally have a short life of usually two to four weeks, are freely transferable, and entitle the holder to buy the new common stock at a lower price than the public offering price. Warrants are securities that are usually issued together with a debt security or preferred stock and that give the holder the right to buy a proportionate amount of common stock at a specified price. Warrants are freely transferable and are traded on major exchanges. Unlike rights, warrants normally have a life that is measured in years and entitles the holder to buy common stock of a company at a price that is usually higher than the market price at the time the warrant is issued. Corporations often issue warrants to make the accompanying debt security more attractive.
An investment in warrants and rights may entail greater risks than certain other types of investments. Generally, rights and warrants do not carry the right to receive dividends or exercise voting rights with respect to the underlying securities, and they do not represent any rights in the assets of the issuer. In addition, their value does not necessarily change with the value of the underlying securities, and they cease to have value if they are not exercised on or before their expiration date. Investing in rights and warrants increases the potential profit or loss to be realized from the investment as compared with investing the same amount in the underlying securities.
Small-Capitalization Companies — The securities of small-capitalization companies may be more vulnerable to adverse issuer, market, political, or economic developments than securities of larger-capitalization companies. The securities of small-capitalization companies generally trade in lower volumes and are subject to greater and more unpredictable price changes than larger capitalization stocks or the stock market as a whole. Some small-capitalization companies have limited product lines, markets, and financial and managerial resources and tend to concentrate on fewer geographical markets relative to larger capitalization companies. There is typically less publicly available information concerning small-capitalization companies than for larger, more established companies. Small-capitalization companies also may be particularly sensitive to changes in interest rates, government regulation, borrowing costs, and earnings.
Tracking Stocks — A tracking stock is a separate class of common stock whose value is linked to a specific business unit or operating division within a larger company and which is designed to “track” the performance of such business unit or division. The tracking stock may pay dividends to shareholders independent of the parent company. The parent company, rather than the business unit or division, generally is the issuer of tracking stock. However, holders of the tracking stock may not have the same rights as holders of the company’s common stock.
Illiquid Investments
The Fund may not acquire any illiquid investment if, immediately after the acquisition, the Fund would have invested more than 15% of its net assets in illiquid investments. An illiquid investment means any investment that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. If illiquid investments exceed 15% of the Fund’s net assets, certain remedial actions will be taken as required by Rule 22e-4 under the 1940 Act and the Fund’s policies and procedures.
The Fund may not be able to sell illiquid securities when the Adviser considers it desirable to do so or may have to sell such securities at a price that is lower than the price that could be obtained if the securities were more liquid. In addition, the sale of illiquid securities may require more time and may result in higher dealer discounts and other selling expenses than does the sale of securities that are not illiquid. Illiquid securities also may be more difficult to value due to the unavailability of reliable market quotations for such securities, and investment in illiquid securities may have an adverse impact on NAV.
Investment Company Securities
The Fund may invest in the securities of other investment companies, including ETFs, mutual funds, and money market funds, subject to applicable limitations under Section 12(d)(1) of the 1940 Act and the rules thereunder. Pursuant to Section 12(d)(1), the Fund may invest in the securities of another investment company (the “acquired company”) provided that the Fund, immediately after such purchase or acquisition, does not own in the aggregate: (i) more than 3% of the total outstanding voting stock of the acquired company; (ii) securities issued by the acquired company having an aggregate value in excess of 5% of the value of the total assets of the Fund; or (iii) securities issued by the acquired company and all other investment companies (other than treasury stock of the Fund)
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having an aggregate value in excess of 10% of the value of the total assets of the Fund. Under certain circumstances, including in compliance with Rule 12d1-4 under the 1940 Act, the Fund may invest its assets in securities of investment companies, including money market funds, in excess of the limits discussed above.
Investing in another pooled vehicle exposes the Fund to all the risks of that pooled vehicle. In addition, if the Fund invests in and, thus, is a shareholder of, another investment company, the Fund’s shareholders will indirectly bear the Fund’s proportionate share of the fees and expenses paid by such other investment company, including advisory fees, in addition to both the management fees payable directly by the Fund to the Fund’s own investment adviser and the other expenses that the Fund bears directly in connection with the Fund’s own operations.
Non-U.S. Securities
The Fund may invest in non-U.S. securities. Investments in non-U.S. securities involve certain risks that may not be present in investments in U.S. securities. For example, non-U.S. securities may be subject to currency risks or to foreign government taxes. There may be less information publicly available about a non-U.S. issuer than about a U.S. issuer, and a foreign issuer may or may not be subject to uniform accounting, auditing and financial reporting standards and practices comparable to those in the U.S. Other risks of investing in such securities include political or economic instability in the country involved, the difficulty of predicting international trade patterns and the possibility of imposition of exchange controls. The prices of such securities may be more volatile than those of domestic securities. With respect to certain foreign countries, there is a possibility of expropriation of assets or nationalization, imposition of withholding taxes on dividend or interest payments, difficulty in obtaining and enforcing judgments against foreign entities or diplomatic developments which could affect investment in these countries. Losses and other expenses may be incurred in converting between various currencies in connection with purchases and sales of foreign securities. Since foreign exchanges may be open on days when the Fund does not price its Shares, the value of the securities in the Fund’s portfolio may change on days when shareholders will not be able to purchase or sell the Fund’s Shares. Conversely, Shares may trade on days when foreign exchanges are closed. Each of these factors can make investments in the Fund more volatile and potentially less liquid than other types of investments.
Non-U.S. stock markets may not be as developed or efficient as, and may be more volatile than, those in the U.S. While the volume of shares traded on non-U.S. stock markets generally has been growing, such markets usually have substantially less volume than U.S. markets. Therefore, the Fund’s investment in non-U.S. equity securities may be less liquid and subject to more rapid and erratic price movements than comparable securities listed for trading on U.S. exchanges. Non-U.S. equity securities may trade at price/earnings multiples higher than comparable U.S. securities and such levels may not be sustainable. There may be less government supervision and regulation of foreign stock exchanges, brokers, banks and listed companies abroad than in the U.S. Moreover, settlement practices for transactions in foreign markets may differ from those in U.S. markets. Such differences may include delays beyond periods customary in the U.S. and practices, such as delivery of securities prior to receipt of payment, that increase the likelihood of a failed settlement, which can result in losses to the Fund. The value of non-U.S. investments and the investment income derived from them also may be affected unfavorably by changes in currency exchange control regulations. Foreign brokerage commissions, custodial expenses and other fees also are generally higher than for securities traded in the U.S. This may cause the Fund to incur higher portfolio transaction costs than domestic equity funds. Fluctuations in exchange rates also may affect the earning power and asset value of the foreign entity issuing a security, even one denominated in U.S. dollars. Dividend and interest payments may be repatriated based on the exchange rate at the time of disbursement, and restrictions on capital flows may be imposed.
Other Short-Term Instruments
The Fund may invest in short-term instruments, including money market instruments, on an ongoing basis to provide liquidity or for other reasons. Money market instruments are generally short-term investments that may include but are not limited to: (i) shares of money market funds; (ii) obligations issued or guaranteed by the U.S. government, its agencies, or instrumentalities (including government-sponsored enterprises); (iii) negotiable certificates of deposit (“CDs”), bankers’ acceptances, fixed time deposits and other obligations of U.S. and foreign banks (including foreign branches) and similar institutions; (iv) commercial paper rated at the date of purchase “Prime-1” by Moody’s or “A-1” by S&P or, if unrated, of comparable quality as determined by the Adviser; (v) non-convertible corporate debt securities (e.g., bonds and debentures) with remaining maturities at the date of purchase of not more than 397 days and that satisfy the rating requirements set forth in Rule 2a-7 under the 1940 Act; and (vi) short-term U.S. dollar-denominated obligations of foreign banks (including U.S. branches) that, in the opinion of the Adviser, are of comparable quality to obligations of U.S. banks which may be purchased by the Fund. Any of these instruments may be purchased on a current or a forward-settled basis. Money market instruments also include shares of money market funds. Time deposits are non-negotiable deposits maintained in banking institutions for specified periods of time at stated interest rates. Bankers’ acceptances are time drafts drawn on commercial banks by borrowers, usually in connection with international transactions.
Repurchase Agreements
The Fund may invest in repurchase agreements with commercial banks, brokers, or dealers to generate income from its excess cash balances and to invest in securities lending cash collateral. A repurchase agreement is an agreement under which the Fund acquires a financial instrument (e.g., a security issued by the U.S. government or an agency thereof, a banker’s acceptance or a certificate of deposit) from a seller, subject to resale to the seller at an agreed-upon price and date (normally, the next business day). A repurchase
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agreement may be considered a loan collateralized by securities. The resale price reflects an agreed upon interest rate effective for the period the instrument is held by the Fund and is unrelated to the interest rate on the underlying instrument.
In these repurchase agreement transactions, the securities acquired by the Fund (including accrued interest earned thereon) must have a total value in excess of the value of the repurchase agreement and are held by the Fund’s custodian until repurchased. No more than an aggregate of 15% of the Fund’s net assets will be invested in illiquid investments, including repurchase agreements having maturities longer than seven days and securities subject to legal or contractual restrictions on resale, or for which there are no readily available market quotations.
The use of repurchase agreements involves certain risks. For example, if the other party to the agreement defaults on its obligation to repurchase the underlying security at a time when the value of the security has declined, the Fund may incur a loss upon disposition of the security. If the other party to the agreement becomes insolvent and subject to liquidation or reorganization under the U.S. Bankruptcy Code or other laws, a court may determine that the underlying security is collateral for a loan by the Fund not within the control of the Fund and, therefore, the Fund may not be able to substantiate its interest in the underlying security and may be deemed an unsecured creditor of the other party to the agreement.
Securities Lending
The Fund may lend portfolio securities in an amount up to one-third of its total assets to brokers, dealers, and other financial institutions. In a portfolio securities lending transaction, the Fund receives from the borrower an amount equal to the interest paid or the dividends declared on the loaned securities during the term of the loan as well as the interest on the collateral securities, less any fees (such as finder’s or administrative fees) the Fund pays in arranging the loan. The Fund may share the interest it receives on the collateral securities with the borrower. The terms of the Fund’s loans permit it to reacquire loaned securities on five business days’ notice or in time to vote on any important matter. Loans are subject to termination at the option of the Fund or borrower at any time, and the borrowed securities must be returned when the loan is terminated. The Fund may pay fees to arrange for securities loans.
The SEC currently requires that the following conditions must be met whenever the Fund’s portfolio securities are loaned: (1) the Fund must receive at least 100% cash collateral from the borrower; (2) the borrower must increase such collateral whenever the market value of the securities rises above the level of such collateral; (3) the Fund must be able to terminate the loan at any time; (4) the Fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions on the loaned securities, and any increase in market value; (5) the Fund may pay only reasonable custodian fees approved by the Board in connection with the loan; (6) while voting rights on the loaned securities may pass to the borrower, the Board must terminate the loan and regain the right to vote the securities if a material event adversely affecting the investment occurs; and (7) the Fund may not loan its portfolio securities so that the value of the loaned securities is more than one-third of its total asset value, including collateral received from such loans. These conditions may be subject to future modification. Such loans will be terminable at any time upon specified notice. The Fund might experience the risk of loss if the institution with which it has engaged in a portfolio loan transaction breaches its agreement with the Fund. In addition, the Fund will not enter into any portfolio security lending arrangement having a duration of longer than one year. The principal risk of portfolio lending is potential default or insolvency of the borrower. In either of these cases, the Fund could experience delays in recovering securities or collateral or could lose all or part of the value of the loaned securities. As part of participating in a lending program, the Fund may be required to invest in collateralized debt or other securities that bear the risk of loss of principal. In addition, all investments made with the collateral received are subject to the risks associated with such investments. If such investments lose value, the Fund will have to cover the loss when repaying the collateral.
Any loans of portfolio securities are fully collateralized based on values that are marked-to-market daily. Any securities that the Fund may receive as collateral will not become part of the Fund’s investment portfolio at the time of the loan and, in the event of a default by the borrower, the Fund will, if permitted by law, dispose of such collateral except for such part thereof that is a security in which the Fund is permitted to invest. During the time securities are on loan, the borrower will pay the Fund any accrued income on those securities, and the Fund may invest the cash collateral and earn income or receive an agreed-upon fee from a borrower that has delivered cash-equivalent collateral.
Tax Risks
As with any investment, you should consider how your investment in Shares will be taxed. The tax information in the Prospectus and this SAI is provided as general information. You should consult your own tax professional about the tax consequences of an investment in Shares.
The Fund intends to qualify annually to be treated as a RIC under the Code. To qualify as a RIC under the Code, the Fund must invest in assets which produce the types of income specified in the Code and the Treasury regulations (“Qualifying Income”). Whether the income from certain derivatives, swaps, commodity-linked derivatives and other commodity/natural resource-related securities is Qualifying Income is not entirely clear.
In addition, the Fund’s transactions in financial instruments, including, but not limited to, options, futures contracts, and hedging transactions, will be subject to special tax rules (which may include mark-to-market, constructive sale, wash sale, straddle rules, and short sale rules), the effect of which may be to accelerate income to the Fund, defer losses to the Fund, cause adjustments in the holding periods of the Fund’s securities, convert long-term capital gains into short-term capital gains or convert short-term capital
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losses into long-term capital losses. These rules could, therefore, affect the amount, timing and character of distributions to the Fund’s shareholders. The Fund’s use of such transactions may result in it realizing more short-term capital gains and ordinary income, in each case subject to U.S. federal income tax at higher ordinary income tax rates, than it would if it did not engage in such transactions.
As with any investment, you should consider how your investment in Shares will be taxed. The tax information in the Prospectus and this SAI is provided as general information. You should consult your own tax professional about the tax consequences of an investment in Shares.
U.S. Government Securities
The Fund may invest in U.S. government securities. Securities issued or guaranteed by the U.S. government, or its agencies or instrumentalities, include U.S. Treasury securities, which are backed by the full faith and credit of the U.S. Treasury, and which differ only in their interest rates, maturities, and times of issuance. U.S. Treasury bills have initial maturities of one year or less; U.S. Treasury notes have initial maturities of one to ten years; and U.S. Treasury bonds generally have initial maturities of greater than ten years. Certain U.S. government securities are issued or guaranteed by agencies or instrumentalities of the U.S. government, including, but not limited to, obligations of U.S. government agencies or instrumentalities such as the Federal National Mortgage Association (“Fannie Mae”), the Government National Mortgage Association (“Ginnie Mae”), the Small Business Administration, the Federal Farm Credit Administration, the Federal Home Loan Banks, Banks for Cooperatives (including the Central Bank for Cooperatives), the Federal Land Banks, the Federal Intermediate Credit Banks, the Tennessee Valley Authority, the Export-Import Bank of the United States, the Commodity Credit Corporation, the Federal Financing Bank, the Student Loan Marketing Association, the National Credit Union Administration, and the Federal Agricultural Mortgage Corporation.
Some obligations issued or guaranteed by U.S. government agencies and instrumentalities, including, for example, Ginnie Mae pass- through certificates, are supported by the full faith and credit of the U.S. Treasury. Other obligations issued by or guaranteed by federal agencies, such as those securities issued by Fannie Mae, are supported by the discretionary authority of the U.S. government to purchase certain obligations of the federal agency, while other obligations issued by or guaranteed by federal agencies, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Treasury. While the U.S. government provides financial support to such U.S. government-sponsored federal agencies, no assurance can be given that the U.S. government will always do so, since the U.S. government is not so obligated by law. U.S. Treasury notes and bonds typically pay coupon interest semi-annually and repay the principal at maturity.
On September 7, 2008, the U.S. Treasury announced a federal takeover of Fannie Mae and the Federal Home Loan Mortgage Corporation (“Freddie Mac”), placing the two federal instrumentalities in conservatorship. Under the takeover, the U.S. Treasury agreed to acquire $1 billion of senior preferred stock of each instrumentality and obtained warrants for the purchase of common stock of each instrumentality (the “Senior Preferred Stock Purchase Agreement” or “Agreement”). Under the Agreement, the U.S. Treasury pledged to provide up to $200 billion per instrumentality as needed, including the contribution of cash capital to the instrumentalities in the event their liabilities exceed their assets. This was intended to ensure that the instrumentalities maintain a positive net worth and meet their financial obligations, preventing mandatory triggering of receivership. On December 24, 2009, the U.S. Treasury announced that it was amending the Agreement to allow the $200 billion cap on the U.S. Treasury’s funding commitment to increase as necessary to accommodate any cumulative reduction in net worth over the next three years. As a result of this Agreement, the investments of holders, including the Fund, of mortgage-backed securities and other obligations issued by Fannie Mae and Freddie Mac are protected.
The total public debt of the United States as a percentage of gross domestic product has grown rapidly since the beginning of the 2008-2009 financial downturn. Although high debt levels do not necessarily indicate or cause economic problems, they may create certain systemic risks if sound debt management practices are not implemented. A high national debt can raise concerns that the U.S. government will not be able to make principal or interest payments when they are due. In August 2011, S&P lowered its long-term sovereign credit rating on the U.S. In explaining the downgrade at that time, S&P cited, among other reasons, controversy over raising the statutory debt limit and growth in public spending. In August 2023, Fitch Ratings also downgraded its U.S. debt rating from AAA to AA+, citing expected fiscal deterioration over the next three years and repeated down-to-the-wire debt ceiling negotiations. In May 2025, Moody’s lowered the long-term issuer rating of the U.S. to Aa1 from Aaa to reflect over a decade of increasing government debt and high interest payment ratios relative to similarly rated sovereigns.
An increase in national debt levels also may necessitate the need for the U.S. Congress to negotiate adjustments to the statutory debt ceiling to increase the cap on the amount the U.S. government is permitted to borrow to meet its existing obligations and finance current budget deficits. Future downgrades could increase volatility in domestic and foreign financial markets, result in higher interest rates, lower prices of U.S. Treasury securities and increase the costs of different kinds of debt. Any controversy or ongoing uncertainty regarding the statutory debt ceiling negotiations may impact the U.S. long-term sovereign credit rating and may cause market uncertainty. As a result, market prices and yields of securities supported by the full faith and credit of the U.S. government may be adversely affected.
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When-Issued Securities
A when-issued security is one whose terms are available and for which a market exists, but which has not been issued. When the Fund engages in when-issued transactions, it relies on the other party to consummate the sale. If the other party fails to complete the sale, the Fund may miss the opportunity to obtain the security at a favorable price or yield.
When purchasing a security on a when-issued basis, the Fund assumes the rights and risks of ownership of the security, including the risk of price and yield changes. At the time of settlement, the value of the security may be more or less than the purchase price. The yield available in the market when the delivery takes place also may be higher than those obtained in the transaction itself. Because the Fund does not pay for the security until the delivery date, these risks are in addition to the risks associated with its other investments.
Decisions to enter into “when-issued” transactions will be considered on a case-by-case basis when necessary to maintain continuity in a company’s index membership.
INVESTMENT RESTRICTIONS
The Trust has adopted the following investment restrictions as fundamental policies with respect to the Fund. These restrictions cannot be changed with respect to the Fund without the approval of the holders of a majority of that Fund’s outstanding voting securities. For the purposes of the 1940 Act, a “majority of outstanding shares” means the vote of the lesser of: (1) 67% or more of the voting securities of the Fund present at the meeting if the holders of more than 50% of the Fund’s outstanding voting securities are present or represented by proxy; or (2) more than 50% of the outstanding voting securities of the Fund.
Except with the approval of a majority of the outstanding voting securities, the Fund may not:
1.Borrow money or issue senior securities (as defined under the 1940 Act), except to the extent permitted under the 1940 Act.
2.Make loans, except to the extent permitted under the 1940 Act.
3.Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments, except to the extent permitted under the 1940 Act. This shall not prevent the Fund from investing in securities or other instruments backed by real estate, real estate investment trusts (“REITs”), or securities of companies engaged in the real estate business.
4.Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments, except to the extent permitted under the 1940 Act. This shall not prevent the Fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities.
5.Underwrite securities issued by other persons, except to the extent permitted under the 1940 Act.
6.Concentrate its investments (i.e., hold more than 25% of its total assets) in any industry or group of related industries (as defined in the 1940 Act), except that, to the extent the Index (as defined in the Prospectus) concentrates (i.e., holds more than 25% of its total assets) in the securities of a particular industry or group of related industries, the Fund will concentrate its investments to approximately the same extent as the Index. For purposes of this limitation, securities of the U.S. government (including its agencies and instrumentalities), repurchase agreements collateralized by U.S. government securities, registered investment companies, and tax-exempt securities of state or municipal governments and their political subdivisions are not considered to be issued by members of any industry.*
* For purposes of this policy, the issuer of the underlying security will be deemed to be the issuer of any respective depositary receipt.
In addition to the investment restrictions adopted as fundamental policies as set forth above, the Fund has adopted the following non-fundamental restrictions, which may be changed without a shareholder vote upon 60 days’ notice.
1.    Under normal circumstances, at least 80% of the Fund’s net assets, plus borrowings for investment purposes, will be invested in equity securities of Arctic Circle Companies.
The following descriptions of certain provisions of the 1940 Act may assist investors in understanding the above policies and restrictions:
Borrowing. The 1940 Act presently allows a fund to borrow from any bank (including pledging, mortgaging, or hypothecating assets) in an amount up to 33 1/3% of its total assets (not including temporary borrowings not in excess of 5% of its total assets).
Senior Securities. For purposes of fundamental policy no. 1 above, senior securities may include any obligation or instrument constituting a security issued by the Fund and evidencing indebtedness or a future payment obligation. The 1940 Act generally prohibits funds from issuing senior securities other than borrowing from a bank subject to specific asset coverage requirements. The 1940 Act prohibitions and restrictions on the issuance of senior securities are designed to protect shareholders from the potentially adverse effects of a fund’s issuance of senior securities, including, in particular, the risks associated with excessive leverage of a fund’s assets. Certain types of derivatives give rise to future payment obligations and therefore also may be considered to be senior securities. Rule 18f-4 under the 1940 Act permits funds that comply with the conditions therein to enter into certain types of derivatives transactions notwithstanding the prohibitions and restrictions on the issuance of senior securities under the 1940 Act. To
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the extent consistent with its investment strategies, the Fund may invest in derivatives in compliance with the conditions set forth in Rule 18f-4 under the 1940 Act.
Lending. Under the 1940 Act, a fund may only make loans if expressly permitted by its investment policies.
Real Estate and Commodities. The 1940 Act does not directly restrict an investment company’s ability to invest in real estate or commodities, but does require that every investment company have a fundamental investment policy governing such investments.
Underwriting. Under the 1940 Act, underwriting securities involves a fund purchasing securities directly from an issuer for the purpose of selling (distributing) them or participating in any such activity either directly or indirectly.
If a percentage limitation is adhered to at the time of investment or contract, a later increase or decrease in percentage resulting from any change in value or total or net assets will not result in a violation of such restriction, except that the percentage limitation with respect to the borrowing of money will be observed continuously.
EXCHANGE LISTING AND TRADING
Shares are listed for trading and trade throughout the day on the Exchange.
There can be no assurance that the Fund will continue to meet the requirements of the Exchange necessary to maintain the listing of Shares. The Exchange will consider the suspension of trading in, and will initiate delisting proceedings of, the Shares under any of the following circumstances: (i) if any of the requirements set forth in the Exchange rules are not continuously maintained, including compliance with Rule 6c-11(c) under the 1940 Act; (ii) if, following the initial 12-month period beginning at the commencement of trading of the Fund, there are fewer than 50 beneficial owners of the Shares of the Fund; or (iii) if such other event shall occur or condition shall exist that, in the opinion of the Exchange, makes further dealings on the Exchange inadvisable. The Exchange will remove the Shares of the Fund from listing and trading upon termination of the Fund.
The Trust reserves the right to adjust the price levels of Shares in the future to help maintain convenient trading ranges for investors. Any adjustments would be accomplished through stock splits or reverse stock splits, which would have no effect on the net assets of the Fund.
MANAGEMENT OF THE TRUST
Board Responsibilities. The management and affairs of the Trust and its series are overseen by the Board, which elects the officers of the Trust who are responsible for administering the day-to-day operations of the Trust and the Fund. The Board has approved contracts, as described below, under which certain companies provide essential services to the Trust.
The day-to-day business of the Trust, including the management of risk, is performed by third-party service providers, such as the Adviser, the Distributor, and the Administrator. The Board is responsible for overseeing the Trust’s service providers and, thus, has oversight responsibility with respect to risk management performed by those service providers. Risk management seeks to identify and address risks, i.e., events or circumstances that could have material adverse effects on the business, operations, shareholder services, investment performance or reputation of the Fund. The Fund and its service providers employ a variety of processes, procedures and controls to identify various of those possible events or circumstances, to lessen the probability of their occurrence and/or to mitigate the effects of such events or circumstances if they do occur. Each service provider is responsible for one or more discrete aspects of the Trust’s business (e.g., the Adviser is responsible for the day-to-day management of the Fund’s portfolio investments) and, consequently, for managing the risks associated with that business. The Board has emphasized to the Fund’s service providers the importance of maintaining vigorous risk management.
The Board’s role in risk oversight begins before the inception of the Fund, at which time certain of the Fund’s service providers present the Board with information concerning the investment objective, strategies and risks of the Fund as well as proposed investment limitations for the Fund. Additionally, the Adviser provides the Board with an overview of, among other things, its investment philosophy, brokerage practices and compliance infrastructure. Thereafter, the Board continues its oversight function of various personnel, including the Trust’s Chief Compliance Officer, as well as personnel of the Adviser, and other service providers such as the Fund’s independent registered public accounting firm, who make periodic reports to the Audit Committee or to the Board with respect to various aspects of risk management. The Board and the Audit Committee oversee efforts by management and service providers to manage risks to which the Fund may be exposed.
The Board is responsible for overseeing the nature, extent, and quality of the services provided to the Fund by the Adviser and receives information about those services at its regular meetings. In addition, on an annual basis (following the initial two-year period), in connection with its consideration of whether to renew the Advisory Agreement (defined below) with the Adviser, the Board or its designee may meet with the Adviser to review such services. Among other things, the Board regularly considers the Adviser’s adherence to the Fund’s investment restrictions and compliance with various Fund policies and procedures and with applicable securities regulations. The Board also reviews information about the Fund’s performance and investments, including, for example, portfolio holdings schedules.
The Trust’s Chief Compliance Officer reports regularly to the Board to review and discuss compliance issues and Fund and Adviser risk assessments. At least annually, the Trust’s Chief Compliance Officer provides the Board with a report reviewing the adequacy and
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effectiveness of the Trust’s policies and procedures and those of its service providers, including the Adviser. The report addresses the operation of the policies and procedures of the Trust and each service provider since the date of the last report; any material changes to the policies and procedures since the date of the last report; any recommendations for material changes to the policies and procedures; and any material compliance matters since the date of the last report.
The Board receives reports from the Fund’s service providers regarding operational risks and risks related to the valuation and liquidity of portfolio securities. Annually, the Fund’s independent registered public accounting firm reviews with the Audit Committee its audit of the Fund’s financial statements, focusing on major areas of risk encountered by the Fund and noting any significant deficiencies or material weaknesses in the Fund’s internal controls. Additionally, in connection with its oversight function, the Board oversees Fund management’s implementation of disclosure controls and procedures, which are designed to ensure that information required to be disclosed by the Trust in its periodic reports with the SEC are recorded, processed, summarized, and reported within the required time periods. The Board also oversees the Trust’s internal controls over financial reporting, which comprise policies and procedures designed to provide reasonable assurance regarding the reliability of the Trust’s financial reporting and the preparation of the Trust’s financial statements.
From their review of these reports and discussions with the Adviser, the Chief Compliance Officer, the independent registered public accounting firm and other service providers, the Board and the Audit Committee learn in detail about the material risks of the Fund, thereby facilitating a dialogue about how management and service providers identify and mitigate those risks.
The Board recognizes that not all risks that may affect the Fund can be identified and/or quantified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks (such as investment-related risks) to achieve the Fund’s goals, and that the processes, procedures and controls employed to address certain risks may be limited in their effectiveness. Moreover, reports received by the Board as to risk management matters are typically summaries of the relevant information. Most of the Fund’s investment management and business affairs are carried out by or through the Adviser, and other service providers, each of which has an independent interest in risk management but whose policies and the methods by which one or more risk management functions are carried out may differ from the Trust’s and each other’s in the setting of priorities, the resources available or the effectiveness of relevant controls. As a result of the foregoing and other factors, the Board’s ability to monitor and manage risk, as a practical matter, is subject to limitations.
Members of the Board. There are three members of the Board, none of whom are interested persons of the Trust, as that term is defined in the 1940 Act (the “Independent Trustees”).
There is an Audit Committee of the Board that is chaired by an Independent Trustee and comprised solely of Independent Trustees. The Audit Committee chair presides at the Audit Committee meetings, participates in formulating agendas for Audit Committee meetings, and coordinates with management to serve as a liaison between the Independent Trustees and management on matters within the scope of responsibilities of the Audit Committee as set forth in its Board-approved charter. The Trust has not designated a lead Independent Trustee but has determined its leadership structure is appropriate given the specific characteristics and circumstances of the Trust. The Trust made this determination in consideration of, among other things, the fact that the Independent Trustees of the Trust constitute a super-majority of the Board, the number of Independent Trustees that constitute the Board, the amount of assets under management in the Trust, and the number of funds overseen by the Board. The Board also believes that its leadership structure facilitates the orderly and efficient flow of information to the Independent Trustees from Fund management.
Additional information about each Trustee of the Trust is set forth below. The address of each Trustee of the Trust is c/o U.S. Bank Global Fund Services, 615 East Michigan Street, Milwaukee, Wisconsin 53202.

Name and Year of Birth	Position Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex* Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
John L. Jacobs Year of birth: 1959	Trustee and Audit Committee Chair	Indefinite term; since 2017**	Founder and CEO of Q3 Advisors, LLC (financial consulting firm) (since 2015); Chairman of VettaFi, LLC (2018-2024); Executive Director of Center for Financial Markets and Policy (2016–2022); Distinguished Policy Fellow and Executive Director, Center for Financial Markets and Policy, Georgetown University (2015–2022)	42	Independent Trustee, TEMA ETF Trust (since 2023) (1 portfolio); NEOS ETF Trust (since 2021) (3 portfolios); Director, tZERO Group, Inc. (since 2020); Independent Trustee, Procure ETF Trust II (since 2018) (2 portfolios)
Koji E. Felton Year of birth: 1961	Trustee	Indefinite term; since 2019	Retired; formerly Counsel, Kohlberg Kravis Roberts & Co. L.P. (investment firm) (2013–2015)	42	Independent Trustee, Series Portfolios Trust (since 2015) (19 portfolios)
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Name and Year of Birth	Position Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex* Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
Pamela H. Conroy Year of birth: 1961	Trustee, Chair, and Nominating and Governance Committee Chair	Indefinite term; since 2019	Retired; formerly Executive Vice President, Chief Operating Officer & Chief Compliance Officer, Institutional Capital Corporation (investment firm) (1994–2008)	42	Independent Trustee, Frontier Funds, Inc. (since 2020) (4 portfolios)
*    The Trust is the only registered investment company in the Fund Complex.
**    Mr. Jacobs began serving as a Trustee when the Trust was known by its former name, Active Weighting Funds ETF Trust.
Individual Trustee Qualifications. The Trust has concluded that each of the Trustees should serve on the Board because of their ability to review and understand information about the Fund provided to them by management, to identify and request other information they may deem relevant to the performance of their duties, to question management and other service providers regarding material factors bearing on the management and administration of the Fund, and to exercise their business judgment in a manner that serves the best interests of the Fund’s shareholders. The Trust has concluded that each of the Trustees should serve as a Trustee based on his or her own experience, qualifications, attributes and skills as described below.
The Trust has concluded that Mr. Jacobs should serve as a Trustee because of his substantial industry experience. He most recently served as the CEO of Q3 Advisors, LLC and as the Distinguished Policy Fellow and Executive Director of the Center for Financial Markets and Policy, and as Adjunct Professor of Finance at the McDonough School of Business at Georgetown University. He also served as Senior Advisor and principal consultant to Nasdaq’s CEO and President. Mr. Jacobs has been determined to qualify as an Audit Committee Financial Expert for the Trust.
The Trust has concluded that Mr. Felton should serve as a Trustee because of his substantial industry experience, including over two decades working in the asset management industry providing legal, regulatory compliance, governance and risk management advice to registered investment companies, their advisers and boards. Prior to that, he gained experience and perspective as a regulator while serving as an enforcement attorney and branch chief for the SEC. He also represented public companies and their boards of directors in securities class actions, derivative litigation and SEC investigations as a litigation associate at a national law firm. Mr. Felton currently serves as an independent trustee and chair of the nominating and governance committee of a mutual fund complex.
The Trust has concluded that Ms. Conroy should serve as a Trustee because of her substantial industry experience, including over 25 years of achievements at both a large, multi-location financial institution as well as a small, entrepreneurial firm. She has expertise in all facets of portfolio accounting, securities processing, trading operations, marketing, as well as legal and compliance.
In its periodic assessment of the effectiveness of the Board, the Board considers the complementary individual skills and experience of the individual Trustees primarily in the broader context of the Board’s overall composition so that the Board, as a body, possesses the appropriate (and appropriately diverse) skills and experience to oversee the business of the series of the Trust.
Board Committees. The Board has established the following standing committees of the Board:
Audit Committee. The Board has a standing Audit Committee that is composed of each of the Independent Trustees of the Trust. The Audit Committee operates under a written charter approved by the Board. The principal responsibilities of the Audit Committee include: recommending which firm to engage as the Fund’s independent registered public accounting firm and when and whether to terminate this relationship, as necessary; reviewing the independent registered public accounting firm’s compensation, the proposed scope and terms of its engagement, and the firm’s independence; pre-approving audit and non-audit services provided by the Fund’s independent registered public accounting firm to the Trust and certain other affiliated entities; serving as a channel of communication between the independent registered public accounting firm and the Trustees; reviewing the results of each external audit, including any qualifications in the independent registered public accounting firm’s opinion, any related management letter, management’s responses to recommendations made by the independent registered public accounting firm in connection with the audit, reports submitted to the Audit Committee by the internal auditing department of the Trust’s Administrator that are material to the Trust as a whole, if any, and management’s responses to any such reports; reviewing the Fund’s audited financial statements and considering any significant disputes between the Trust’s management and the independent registered public accounting firm that arose in connection with the preparation of those financial statements; considering, in consultation with the independent registered public accounting firm and the Trust’s senior internal accounting executive, if any, the independent registered public accounting firms’ report on the adequacy of the Trust’s internal financial controls; reviewing, in consultation with the Fund’s independent registered public accounting firm, major changes regarding auditing and accounting principles and practices to be followed when preparing the Fund’s financial statements; and other audit related matters. During the fiscal period ended December 31, 2025, the Audit Committee met four times.
The Audit Committee also serves as the Qualified Legal Compliance Committee (“QLCC”) for the Trust for the purpose of compliance with Rules 205.2(k) and 205.3(c) of the Code of Federal Regulations, regarding alternative reporting procedures for attorneys retained or employed by an issuer who appear and practice before the SEC on behalf of the issuer (the “issuer attorneys”). An issuer attorney who becomes aware of evidence of a material violation by the Trust, or by any officer, director, employee, or agent
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of the Trust, may report evidence of such material violation to the QLCC as an alternative to the reporting requirements of Rule 205.3(b) (which requires reporting to the chief legal officer and potentially “up the ladder” to other entities).
Nominating and Governance Committee. The Board has a standing Nominating and Governance Committee that is composed of each of the Independent Trustees of the Trust. The Nominating and Governance Committee operates under a written charter approved by the Board. The principal responsibility of the Nominating and Governance Committee is to consider, recommend and nominate candidates to fill vacancies on the Board, if any. The Nominating and Governance Committee generally will not consider nominees recommended by shareholders. The Nominating and Governance Committee meets periodically, as necessary. During the fiscal period ended December 31, 2025, the Nominating and Governance Committee met one time.
Principal Officers of the Trust. The officers of the Trust conduct and supervise the Trust’s and the Fund’s daily business. The address of each officer of the Trust is c/o U.S. Bank Global Fund Services, 615 East Michigan Street, Milwaukee, Wisconsin 53202. Additional information about each officer of the Trust is as follows:

Name and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Kacie G. Briody Year of birth: 1992	President and Principal Executive Officer	Indefinite term, March 2025	Vice President, U.S. Bancorp Fund Services, LLC (since 2025); Assistant Vice President, U.S. Bancorp Fund Services, LLC (2021-2025)
Travis G. Babich Year of birth: 1980	Treasurer and Principal Financial Officer	Indefinite term, September 2019	Vice President, U.S. Bancorp Fund Services, LLC (since 2005)
David J. Rantisi Year of birth: 1992	Assistant Treasurer	Indefinite term, March 2025	Assistant Vice President, U.S. Bancorp Fund Services, LLC (since 2014)
Chad E. Fickett Year of birth: 1973	Secretary	Indefinite term, June 2024	Vice President, U.S. Bancorp Fund Services, LLC (since 2024); Assistant General Counsel, The Northwestern Mutual Life Insurance Company (2007 to 2024)
Anjali E. Connors Year of birth: 1982	Chief Compliance Officer and Anti-Money Laundering Officer	Indefinite term, January 2026
Vice President, U.S. Bancorp Fund Services, LLC (since 2025); Associate Director, Investment Advisory Compliance, Robert W. Baird & Co. (2022 to 2025); Chief Compliance Officer, Strategas Asset Management, LLC (wholly owned by Baird Financial Corporation) (2022 to 2025); Director, Governance and Controls Advisor, CIBC Private Wealth Management (2018 to 2022)

Marissa J. Pawlinski Year of birth: 1996	Assistant Secretary	Indefinite term, June 2025
Assistant Vice President, U.S. Bancorp Fund Services, LLC (since 2023); Regulatory Administration Attorney, U.S. Bancorp Fund Services, LLC (since 2022); Judicial Law Clerk, Milwaukee County Circuit Court (2021-2022)

Trustee Ownership of Shares. The Fund is required to show the dollar amount ranges of each Trustee’s “beneficial ownership” of Shares and each other series of the Trust as of the end of the most recently completed calendar year. Dollar amount ranges disclosed are established by the SEC. “Beneficial ownership” is determined in accordance with Rule 16a-1(a)(2) under the Securities Exchange Act of 1934 (the “Exchange Act”).
As of December 31, 2025, no Trustee or officer of the Trust owned Shares of the Fund or any other fund within the Trust’s Fund Complex.
Board Compensation. Each Independent Trustee receives an annual stipend of $145,000 (prior to January 1, 2026, the annual stipend was $125,000) and reimbursement for all reasonable travel expenses relating to their attendance at Board Meetings. The chair of the Audit Committee receives an annual stipend of $5,000 and the chair of the Nominating and Governance Committee receives an annual stipend of $2,500. Pursuant to the Advisory Agreement, the Adviser has agreed to pay all expenses of the Fund, except those specified in the Fund’s Prospectus. As a result, the Adviser is responsible for compensating the Independent Trustees. Trustee compensation disclosed in the table does not include reimbursed reasonable travel expenses relating to their attendance at Board Meetings. The following table shows the compensation earned by each Trustee during the fiscal year ended December 31, 2025:

Name	Aggregate Compensation from the Fund	Total Compensation from Fund Complex* Paid to Trustees
John L. Jacobs	$0	$130,000
Koji Felton	$0	$125,000
Pamela H. Conroy	$0	$127,500
*    The Trust is the only registered investment company in the Fund Complex.
PRINCIPAL SHAREHOLDERS, CONTROL PERSONS, AND MANAGEMENT OWNERSHIP
A principal shareholder is any person who owns of record or beneficially 5% or more of the outstanding Shares. A control person is a shareholder that owns beneficially or through controlled companies more than 25% of the voting securities of a company or
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acknowledges the existence of control. Shareholders owning voting securities in excess of 25% may determine the outcome of any matter affecting and voted on by shareholders of the Fund. As of the date of this SAI, there were no outstanding Shares.
CODES OF ETHICS
The Trust and the Adviser have each adopted codes of ethics pursuant to Rule 17j-1 of the 1940 Act. These codes of ethics are designed to prevent affiliated persons of the Trust and the Adviser from engaging in deceptive, manipulative or fraudulent activities in connection with securities held or to be acquired by the Fund (which also may be held by persons subject to the codes of ethics). Each code of ethics permits personnel subject to that code of ethics to invest in securities for their personal investment accounts, subject to certain limitations, including limitations related to securities that may be purchased or held by the Fund. The Distributor (as defined below) relies on the principal underwriters exception under Rule 17j-1(c)(3), specifically where the Distributor is not affiliated with the Trust or the Adviser, and no officer, director, or general partner of the Distributor serves as an officer, director, or general partner of the Trust or the Adviser.
There can be no assurance that the codes of ethics will be effective in preventing such activities. Each code of ethics may be examined at the office of the SEC in Washington, D.C. or on the Internet at the SEC’s website at https://www.sec.gov.
PROXY VOTING POLICIES
The Fund has delegated proxy voting responsibilities to the Adviser, subject to the Board’s oversight. In delegating proxy responsibilities, the Board has directed that proxies be voted consistent with the Fund’s and its shareholders’ best interests and in compliance with all applicable proxy voting rules and regulations. The Adviser has adopted voting guidelines as part of its proxy voting policies (the “Proxy Voting Policies”) for such purpose. When the Proxy Voting Policies do not cover a specific proxy issue, the Adviser will use its best judgment in voting such proxies on behalf of the Fund.
A copy of the Adviser’s Proxy Voting Policies is set forth in Appendix A to this SAI. The Trust’s Chief Compliance Officer is responsible for monitoring the effectiveness of the Proxy Voting Policies. The Proxy Voting Policies have been adopted by the Trust as the policies and procedures that the Adviser will use when voting proxies on behalf of the Fund. When available, information on how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 will be available (1) without charge, upon request, by calling 1-800-617-0004, and (2) on the SEC’s website at https://www.sec.gov.
INVESTMENT MANAGEMENT
Investment Adviser
Teucrium Investment Advisors, LLC, a Delaware limited liability company located at Three Main Street, Suite 215, Burlington, Vermont 05401, serves as the investment adviser to the Fund. The Adviser is wholly-owned by Teucrium Trading, LLC. Teucrium Trading, LLC developed and offers a product suite of 1940 Act and Securities Act registered ETFs focused on U.S. agricultural commodities, digital assets, and other alternative exposures. In addition, the Adviser provides investment advisory and sub-advisory services to U.S. ETFs.
The Adviser arranges for transfer agency, custody, fund administration, and all other non-distribution related services necessary for the Fund to operate. The Adviser is responsible for the day-to-day operations of the Fund, subject to the general supervision and oversight of the Board of the Trust. The Adviser is responsible for the management the Fund in accordance with its investment objective, policies, and limitations. For the services it provides to the Fund, the Adviser is entitled to a unified management fee, which is calculated daily and paid monthly, at an annual rate of 0.95% of the Fund’s average daily net assets.
Pursuant to an investment advisory agreement between the Trust, on behalf of the Fund, and the Adviser (the “Advisory Agreement”), the Adviser has agreed to pay all expenses of the Fund except the fee payable to the Adviser under the Advisory Agreement, interest charges on any borrowings, dividends and other expenses on securities sold short, taxes, brokerage commissions and other expenses incurred in placing orders for the purchase and sale of securities and other investment instruments, acquired fund fees and expenses, accrued deferred tax liability, extraordinary expenses, and distribution fees and expenses paid by the Trust under any distribution plan adopted pursuant to Rule 12b-1 under the 1940 Act.
The Advisory Agreement with respect to the Fund will continue in force for an initial period of two years. Thereafter, the Advisory Agreement will be renewable from year to year with respect to the Fund, so long as its continuance is approved at least annually (1) by a majority vote of the Trustees, including a majority vote of such Trustees who are not “interested persons” of the Trust or the Adviser, at a meeting called for the purpose of voting on such approval; or (2) by a majority vote of the outstanding Shares. The Advisory Agreement automatically terminates on assignment and is terminable by a vote of the Board of the Trust or a majority of the outstanding voting securities of the Fund, or upon 120-days’ written notice by the Adviser.
The Adviser shall not be liable to the Trust or any shareholder for anything done or omitted by it, except acts or omissions involving willful misfeasance, bad faith, negligence or reckless disregard of the duties imposed upon it by its agreement with the Trust or for any losses that may be sustained in the purchase, holding or sale of any security.
The Fund has not commenced operations and, therefore, has not paid any management fees to the Adviser as of the date of this SAI.
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Portfolio Managers
Springer Harris, Joran Haugens and Chris Small serve as the Fund’s portfolio managers (the “Portfolio Managers”). This section includes information about the Portfolio Managers, including information about compensation, other accounts managed, and the dollar range of Shares owned.
Share Ownership
The Fund is required to show the dollar ranges of the Portfolio Managers’ “beneficial ownership” of Shares. Dollar amount ranges disclosed are established by the SEC. “Beneficial ownership” is determined in accordance with Rule 16a-1(a)(2) under the Exchange Act. As of the date of this SAI, the Portfolio Managers did not beneficially own Shares.
Other Accounts
In addition to the Fund, the Portfolio Managers managed the following other accounts for the Adviser as of December 31, 2025, none of which were subject to a performance-based fee:

Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Number of Accounts	Total Assets in the Accounts	Number of Accounts	Total Assets in the Accounts	Number of Accounts	Total Assets in the Accounts
13	$277,436,623	5	$220,981,524	0	$0
Compensation
The compensation package for portfolio managers consists of a fixed base salary, an annual discretionary bonus opportunity and a competitive benefits package. A portfolio manager’s salary compensation is designed to be competitive with the marketplace and reflect a portfolio manager’s relative experience and contribution to the firm. Fixed base salary compensation is reviewed and adjusted annually to reflect increases in the cost of living and market rates. The discretionary bonus opportunity provides cash bonuses based upon the overall firm’s performance and individual contributions. Principal consideration for each portfolio manager is given to appropriate risk management, teamwork and investment support activities in determining the bonus amount. Portfolio managers are eligible to participate in the firm’s standard employee benefits programs, which include a competitive 401(k) retirement savings program with employer match, and healthcare.
Conflicts of Interest
A Portfolio Manager’s management of “other accounts” may give rise to potential conflicts of interest in connection with his/her management of the Fund’s investments, on the one hand, and the investments of the other accounts, on the other. The other accounts may have similar investment objectives or strategies as the Fund. A potential conflict of interest may arise as a result, whereby a Portfolio Manager could favor one account over another. Another potential conflict could include a Portfolio Manager’s knowledge about the size, timing, and possible market impact of Fund trades, whereby the Portfolio Manager could use this information to the advantage of other accounts and to the disadvantage of the Fund. However, the Adviser has established policies and procedures to ensure that the purchase and sale of securities among all accounts the Adviser manages are fairly and equitably allocated.
DISTRIBUTOR
The Trust and PINE Distributors LLC (the “Distributor”) are parties to a distribution agreement (the “Distribution Agreement”), whereby the Distributor acts as principal underwriter for the Trust and distributes Shares. Shares are continuously offered for sale by the Distributor only in Creation Units. The Distributor will not distribute Shares in amounts less than a Creation Unit and does not maintain a secondary market in Shares. The principal business address of the Distributor is 501 South Cherry Street, Suite 610, Denver, Colorado 80246.
Under the Distribution Agreement, the Distributor, as agent for the Trust, will receive orders for the purchase and redemption of Creation Units, provided that any subscriptions and orders will not be binding on the Trust until accepted by the Trust. The Distributor is a broker-dealer registered under the Exchange Act and a member of the Financial Industry Regulatory Authority (“FINRA”).
The Distributor also may enter into agreements with securities dealers (“Soliciting Dealers”) who will solicit purchases of Creation Units of Shares. Such Soliciting Dealers also may be Authorized Participants (as discussed in “Procedures for Purchase of Creation Units” below) or DTC participants (as defined below).
The Distribution Agreement will continue for two years from its effective date and is renewable annually thereafter. The continuance of the Distribution Agreement must be specifically approved at least annually (i) by the vote of the Trustees or by a vote of the shareholders of the Fund and (ii) by the vote of a majority of the Independent Trustees who have no direct or indirect financial interest in the operations of the Distribution Agreement or any related agreement, cast in person at a meeting called for the purpose of voting on such approval. The Distribution Agreement is terminable without penalty by the Trust on 60 days’ written notice when authorized either by majority vote of its outstanding voting Shares or by a vote of a majority of the Board (including a majority of the Independent Trustees), or by the Distributor on 60 days’ written notice, and will automatically terminate in the event of its assignment.
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The Distribution Agreement provides that in the absence of willful misfeasance, bad faith or gross negligence on the part of the Distributor, or reckless disregard by it of its obligations thereunder, the Distributor shall not be liable for any action or failure to act in accordance with its duties thereunder.
Intermediary Compensation. The Adviser, or its affiliates, out of their own resources and not out of Fund assets (i.e., without additional cost to the Fund or its shareholders), may pay certain broker dealers, banks and other financial intermediaries (“Intermediaries”) for certain activities related to the Fund, including participation in activities that are designed to make Intermediaries more knowledgeable about exchange-traded products, including the Fund, or for other activities, such as marketing and educational training or support. These arrangements are not financed by the Fund and, thus, do not result in increased Fund expenses. They are not reflected in the fees and expenses listed in the fees and expenses sections of the Fund’s Prospectus and they do not change the price paid by investors for the purchase of Shares or the amount received by a shareholder as proceeds from the redemption of Shares.
Such compensation may be paid to Intermediaries that provide services to the Fund, including marketing and education support (such as through conferences, webinars and printed communications). The Adviser will periodically assess the advisability of continuing to make these payments. Payments to an Intermediary may be significant to the Intermediary, and amounts that Intermediaries pay to your adviser, broker or other investment professional, if any, also may be significant to such adviser, broker or investment professional. Because an Intermediary may make decisions about what investment options it will make available or recommend, and what services to provide in connection with various products, based on payments it receives or is eligible to receive, such payments create conflicts of interest between the Intermediary and its clients. For example, these financial incentives may cause the Intermediary to recommend the Fund rather than other investments. The same conflict of interest exists with respect to your financial adviser, broker or investment professional if he or she receives similar payments from his or her Intermediary firm.
Intermediary information is current only as of the date of this SAI. Please contact your adviser, broker, or other investment professional for more information regarding any payments his or her Intermediary firm may receive. Any payments made by the Adviser or its affiliates to an Intermediary may create the incentive for an Intermediary to encourage customers to buy Shares.
If you have any additional questions, please call 1-800-617-0004.
Distribution and Service Plan. The Board has adopted a Distribution and Service Plan (the “Plan”) in accordance with the provisions of Rule 12b-1 under the 1940 Act, which regulates circumstances under which an investment company may directly or indirectly bear expenses relating to the distribution of its shares. No payments pursuant to the Plan are expected to be made during the twelve (12) month period from the date of this SAI. Rule 12b-1 fees to be paid by the Fund under the Plan may only be imposed after approval by the Board.
Continuance of the Plan must be approved annually by a majority of the Trustees of the Trust and by a majority of the Trustees who are not interested persons (as defined in the 1940 Act) of the Trust and have no direct or indirect financial interest in the Plan or in any agreements related to the Plan (“Qualified Trustees”). The Plan requires that quarterly written reports of amounts spent under the Plan and the purposes of such expenditures be furnished to and reviewed by the Trustees. The Plan may not be amended to increase materially the amount that may be spent thereunder without approval by a majority of the outstanding shares of the Fund. All material amendments of the Plan will require approval by a majority of the Trustees of the Trust and of the Qualified Trustees.
The Plan provides that the Fund pays the Distributor an annual fee of up to a maximum of 0.25% of the average daily net assets of its Shares. Under the Plan, the Distributor may make payments pursuant to written agreements to financial institutions and intermediaries such as banks, savings and loan associations and insurance companies including, without limit, investment counselors, broker-dealers and the Distributor’s affiliates and subsidiaries (collectively, “Agents”) as compensation for services and reimbursement of expenses incurred in connection with distribution assistance. The Plan is characterized as a compensation plan since the distribution fee will be paid to the Distributor without regard to the distribution expenses incurred by the Distributor or the amount of payments made to other financial institutions and intermediaries. The Trust intends to operate the Plan in accordance with its terms and with FINRA’s rules concerning sales charges.
Under the Plan, subject to the limitations of applicable law and regulations, the Fund is authorized to compensate the Distributor up to the maximum amount to finance any activity primarily intended to result in the sale of Creation Units of the Fund or for providing or arranging for others to provide shareholder services and for the maintenance of shareholder accounts. Such activities may include, but are not limited to: (i) delivering copies of the Fund’s then current reports, prospectuses, notices, and similar materials, to prospective purchasers of Creation Units; (ii) marketing and promotional services, including advertising; (iii) paying the costs of and compensating others, including Authorized Participants with whom the Distributor has entered into written Authorized Participant Agreements, for performing shareholder servicing on behalf of the Fund; (iv) compensating certain Authorized Participants for providing assistance in distributing the Creation Units of the Fund, including the travel and communication expenses and salaries and/or commissions of sales personnel in connection with the distribution of the Creation Units of the Fund; (v) payments to financial institutions and intermediaries such as banks, savings and loan associations, insurance companies and investment counselors, broker-dealers, mutual fund supermarkets and the affiliates and subsidiaries of the Trust’s service providers as compensation for services or reimbursement of expenses incurred in connection with distribution assistance; (vi) facilitating communications with beneficial owners of Shares, including the cost of providing (or paying others to provide) services to beneficial owners of Shares, including, but
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not limited to, assistance in answering inquiries related to Shareholder accounts; and (vii) such other services and obligations as are set forth in the Distribution Agreement.
ADMINISTRATOR, INDEX RECEIPT AGENT, AND TRANSFER AGENT
U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services (“Fund Services” or the “Transfer Agent”), located at 615 East Michigan Street, Milwaukee, Wisconsin 53202, serves as the Fund’s transfer agent, index receipt agent (as applicable), and administrator.
Pursuant to an agreement between the Trust and Fund Services (the “Fund Servicing Agreement”), Fund Services provides the Trust with administrative and management services (other than investment advisory services) and accounting services, including portfolio accounting services, tax accounting services, and furnishing financial reports. Under the Fund Servicing Agreement, Fund Services does not have any responsibility or authority for the management of the Fund, the determination of investment policy, or for any matter pertaining to the distribution of Shares. As compensation for the administration, accounting and management services, the Adviser pays Fund Services a fee based on the Fund’s average daily net assets, subject to a minimum annual fee. Fund Services also is entitled to certain out-of-pocket expenses for the services mentioned above, including pricing expenses.
The Fund has not commenced operations and the Adviser has not paid Fund Services any fees for administrative services to the Fund as of the date of this SAI.
CUSTODIAN
Pursuant to a custody agreement between the Trust and U.S. Bank National Association (“U.S. Bank” or the “Custodian”) (the “Custody Agreement”), U.S. Bank, located at 1555 North Rivercenter Drive, Suite 302, Milwaukee, Wisconsin 53212, serves as the custodian of the Fund’s assets. The Custodian holds and administers the assets in the Fund’s portfolio. Pursuant to the Custody Agreement, U.S. Bank receives an annual fee from the Adviser based on the Trust’s total average daily net assets, subject to a minimum annual fee, and certain settlement charges. The Custodian is also entitled to certain out-of-pocket expenses.
LEGAL COUNSEL
Morgan, Lewis & Bockius LLP, located at 1111 Pennsylvania Avenue, NW, Washington, DC 20004-2541, serves as legal counsel for the Trust.
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Cohen & Company, Ltd., located at 1835 Market Street, Suite 310, Philadelphia, Pennsylvania 19103, serves as the independent registered public accounting firm for the Fund. Its services include auditing the Fund’s financial statements. Cohen & Co Advisory, LLC, an affiliate of Cohen & Company, Ltd., provides tax services as requested.
PORTFOLIO HOLDINGS DISCLOSURE POLICIES AND PROCEDURES
The Board has adopted a policy regarding the disclosure of information about the Fund’s security holdings. The Fund’s entire portfolio holdings are publicly disseminated each day the Fund is open for business and may be available through financial reporting and news services, including publicly available internet web sites. In addition, the composition of the Deposit Securities is publicly disseminated daily prior to the opening of the Exchange via the facilities of the National Securities Clearing Corporation (“NSCC”).
DESCRIPTION OF SHARES
The Declaration of Trust authorizes the issuance of an unlimited number of funds and shares. Each share represents an equal proportionate interest in the Fund with each other share. Shares are entitled upon liquidation to a pro rata share in the net assets of the Fund. Shareholders have no preemptive rights. The Declaration of Trust provides that the Trustees may create additional series or classes of shares. All consideration received by the Trust for shares of any additional funds and all assets in which such consideration is invested would belong to that fund and would be subject to the liabilities related thereto. Share certificates representing Shares will not be issued. Shares, when issued, are fully paid and non-assessable.
Each Share has one vote with respect to matters upon which a shareholder vote is required, consistent with the requirements of the 1940 Act and the rules promulgated thereunder. Shares of all funds in the Trust vote together as a single class, except that if the matter being voted on affects only a particular fund it will be voted on only by that fund and if a matter affects a particular fund differently from other funds, that fund will vote separately on such matter. As a Delaware statutory trust, the Trust is not required, and does not intend, to hold annual meetings of shareholders. Approval of shareholders will be sought, however, for certain changes in the operation of the Trust and for the election of Trustees under certain circumstances. Upon the written request of shareholders owning at least 10% of the Trust’s shares, the Trust will call for a meeting of shareholders to consider the removal of one or more Trustees and other certain matters. In the event that such a meeting is requested, the Trust will provide appropriate assistance and information to the shareholders requesting the meeting.
Under the Declaration of Trust, the Trustees have the power to liquidate the Fund without shareholder approval. While the Trustees have no present intention of exercising this power, they may do so if the Fund fails to reach a viable size within a reasonable amount of time or for such other reasons as may be determined by the Board.
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LIMITATION OF TRUSTEES’ LIABILITY
The Declaration of Trust provides that a Trustee shall be liable only for his or her own willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the office of Trustee and shall not be liable for errors of judgment or mistakes of fact or law. The Trustees shall not be responsible or liable in any event for any neglect or wrongdoing of any officer, agent, employee, adviser or principal underwriter of the Trust, nor shall any Trustee be responsible for the act or omission of any other Trustee. The Declaration of Trust also provides that the Trust shall indemnify each person who is, or has been, a Trustee, officer, employee or agent of the Trust, any person who is serving or has served at the Trust’s request as a Trustee, officer, trustee, employee or agent of another organization in which the Trust has any interest as a shareholder, creditor or otherwise to the extent and in the manner provided in the Amended and Restated By-laws. However, nothing in the Declaration of Trust shall protect or indemnify a Trustee against any liability for his or her willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the office of Trustee. Nothing contained in this section attempts to disclaim a Trustee’s individual liability in any manner inconsistent with the federal securities laws.
BROKERAGE TRANSACTIONS
The policy of the Trust regarding purchases and sales of securities for the Fund is that primary consideration will be given to obtaining the most favorable prices and efficient executions of transactions. Consistent with this policy, when securities transactions are effected on a stock exchange, the Trust’s policy is to pay commissions which are considered fair and reasonable without necessarily determining that the lowest possible commissions are paid in all circumstances. The Trust believes that a requirement always to seek the lowest possible commission cost could impede effective portfolio management and preclude the Fund from obtaining a high quality of brokerage and research services. In seeking to determine the reasonableness of brokerage commissions paid in any transaction, the Adviser will rely on its experience and knowledge regarding commissions generally charged by various brokers and on its judgment in evaluating the brokerage services received from the broker effecting the transaction. Such determinations are necessarily subjective and imprecise, as in most cases, an exact dollar value for those services is not ascertainable. The Trust has adopted policies and procedures that prohibit the consideration of sales of Shares as a factor in the selection of a broker or dealer to execute its portfolio transactions.
The Adviser owes a fiduciary duty to its clients to seek to provide best execution on trades effected. In selecting a broker-dealer for each specific transaction, the Adviser chooses the broker-dealer deemed most capable of providing the services necessary to obtain the most favorable execution. “Best execution” is generally understood to mean the most favorable cost or net proceeds reasonably obtainable under the circumstances. The full range of brokerage services applicable to a particular transaction may be considered when making this judgment, which may include, but is not limited to: liquidity, price, commission, timing, aggregated trades, capable floor brokers or traders, competent block trading coverage, ability to position, capital strength and stability, reliable and accurate communications and settlement processing, use of automation, knowledge of other buyers or sellers, arbitrage skills, administrative ability, underwriting and provision of information on a particular security or market in which the transaction is to occur. The specific criteria will vary depending upon the nature of the transaction, the market in which it is executed, and the extent to which it is possible to select from among multiple broker-dealers. The Adviser also will use electronic crossing networks (“ECNs”) when appropriate.
Subject to the foregoing policies, brokers or dealers selected to execute the Fund’s portfolio transactions may include the Fund’s Authorized Participants (as discussed in “Procedures for Purchase of Creation Units” below) or their affiliates. An Authorized Participant or its affiliates may be selected to execute the Fund’s portfolio transactions in conjunction with an all-cash creation unit order or an order including “cash-in-lieu” (as described below under “Purchase and Redemption of Creation Units”), so long as such selection is in keeping with the foregoing policies. As described below under “Purchase and Redemption of Creation Units — Creation Unit Transaction Fee” and “— Redemption Transaction Fee”, the Fund may determine to not charge a variable fee on certain orders when the Adviser has determined that doing so is in the best interests of Fund shareholders, e.g., for creation orders that facilitate the rebalance of the Fund’s portfolio in a more tax efficient manner than could be achieved without such order, even if the decision to not charge a variable fee could be viewed as benefiting the Authorized Participant or its affiliate selected to execute the Fund’s portfolio transactions in connection with such orders.
The Adviser may use the Fund’s assets for, or participate in, third-party soft dollar arrangements, in addition to receiving proprietary research from various full-service brokers, the cost of which is bundled with the cost of the broker’s execution services. The Adviser does not “pay up” for the value of any such proprietary research. Section 28(e) of the Exchange Act permits the Adviser, under certain circumstances, to cause the Fund to pay a broker or dealer a commission for effecting a transaction in excess of the amount of commission another broker or dealer would have charged for effecting the transaction in recognition of the value of brokerage and research services provided by the broker or dealer. The Adviser may receive a variety of research services and information on many topics, which it can use in connection with its management responsibilities with respect to the various accounts over which it exercises investment discretion or otherwise provides investment advice. The research services may include qualifying order management systems, portfolio attribution and monitoring services and computer software and access charges which are directly related to investment research. Accordingly, the Fund may pay a broker commission higher than the lowest available in recognition of the broker’s provision of such services to the Adviser, but only if the Adviser determines the total commission (including the soft dollar benefit) is comparable to the best commission rate that could be expected to be received from other brokers. The amount of soft dollar benefits received depends on the amount of brokerage transactions effected with the brokers. A conflict of interest exists because there
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is an incentive to: 1) cause clients to pay a higher commission than the firm might otherwise be able to negotiate; 2) cause clients to engage in more securities transactions than would otherwise be optimal; and 3) only recommend brokers that provide soft dollar benefits.
The Adviser faces a potential conflict of interest when it uses client trades to obtain brokerage or research services. This conflict exists because the Adviser can use the brokerage or research services to manage client accounts without paying cash for such services, which reduces the Adviser’s expenses to the extent that the Adviser would have purchased such products had they not been provided by brokers. Section 28(e) permits the Adviser to use brokerage or research services for the benefit of any account it manages. Certain accounts managed by the Adviser may generate soft dollars used to purchase brokerage or research services that ultimately benefit other accounts managed by the Adviser, effectively cross subsidizing the other accounts managed by the Adviser that benefit directly from the product. The Adviser may not necessarily use all of the brokerage or research services in connection with managing the Fund whose trades generated the soft dollars used to purchase such products.
The Adviser is responsible, subject to oversight by the Board, for placing orders on behalf of the Fund for the purchase or sale of portfolio securities. If purchases or sales of portfolio securities of the Fund and one or more other investment companies or clients supervised by the Adviser are considered at or about the same time, transactions in such securities are allocated among the several investment companies and clients in a manner deemed equitable and consistent with its fiduciary obligations to all by the Adviser. In some cases, this procedure could have a detrimental effect on the price or volume of the security so far as the Fund is concerned. However, in other cases, it is possible that the ability to participate in volume transactions and to negotiate lower brokerage commissions will be beneficial to the Fund. The primary consideration is prompt execution of orders at the most favorable net price.
The Fund may deal with affiliates in principal transactions to the extent permitted by exemptive order or applicable rule or regulation.
The Fund has not commenced operations and has not paid any brokerage commissions as of the date of this SAI.
Directed Brokerage. The Fund has not commenced operations, and as of the date of this SAI, the Fund did not pay any commissions on brokerage transactions directed to brokers pursuant to an agreement or understanding whereby the broker provides research or other brokerage services to the Adviser.
Brokerage with Fund Affiliates. The Fund may execute brokerage or other agency transactions through registered broker-dealer affiliates of the Fund, the Adviser, or the Distributor for a commission in conformity with the 1940 Act, the Exchange Act and rules promulgated by the SEC. These rules require that commissions paid to the affiliate by the Fund for exchange transactions not exceed “usual and customary” brokerage commissions. The rules define “usual and customary” commissions to include amounts which are “reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time.” The Trustees, including those who are not “interested persons” of the Fund, have adopted procedures for evaluating the reasonableness of commissions paid to affiliates and review these procedures periodically. The Fund has not commenced operations and has not paid any brokerage commissions to any registered broker-dealer affiliates of the Fund, the Adviser, or the Distributor as of the date of this SAI.
Securities of “Regular Broker-Dealers.” The Fund is required to identify any securities of its “regular brokers or dealers” (as such term is defined in the 1940 Act) that it may hold at the close of its most recent fiscal year. “Regular brokers or dealers” of the Fund are the ten brokers or dealers that, during the most recent fiscal year: (i) received the greatest dollar amounts of brokerage commissions from the Fund’s portfolio transactions; (ii) engaged as principal in the largest dollar amounts of portfolio transactions of the Fund; or (iii) sold the largest dollar amounts of Shares. The Fund has not commenced operations and, therefore, did not hold any securities of its “regular broker dealers” as of the date of this SAI.
PORTFOLIO TURNOVER RATE
Portfolio turnover may vary from year to year, as well as within a year. High turnover rates are likely to result in comparatively greater brokerage expenses. The overall reasonableness of brokerage commissions is evaluated by the Adviser based upon its knowledge of available information as to the general level of commissions paid by other institutional investors for comparable services.
BOOK ENTRY ONLY SYSTEM
The Depository Trust Company (“DTC”) acts as securities depositary for Shares. Shares are represented by securities registered in the name of DTC or its nominee, Cede & Co., and deposited with, or on behalf of, DTC. Except in limited circumstances set forth below, certificates will not be issued for Shares.
DTC is a limited-purpose trust company that was created to hold securities of its participants (the “DTC Participants”) and to facilitate the clearance and settlement of securities transactions among the DTC Participants in such securities through electronic book-entry changes in accounts of the DTC Participants, thereby eliminating the need for physical movement of securities certificates. DTC Participants include securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations, some of whom (and/or their representatives) own DTC. More specifically, DTC is owned by a number of its DTC Participants and by the New York Stock Exchange (“NYSE”) and FINRA. Access to the DTC system also is available to others such as banks, brokers,
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dealers, and trust companies that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly (the “Indirect Participants”).
Beneficial ownership of Shares is limited to DTC Participants, Indirect Participants, and persons holding interests through DTC Participants and Indirect Participants. Ownership of beneficial interests in Shares (owners of such beneficial interests are referred to in this SAI as “Beneficial Owners”) is shown on, and the transfer of ownership is effected only through, records maintained by DTC (with respect to DTC Participants) and on the records of DTC Participants (with respect to Indirect Participants and Beneficial Owners that are not DTC Participants). Beneficial Owners will receive from or through the DTC Participant a written confirmation relating to their purchase of Shares. The Trust recognizes DTC or its nominee as the record owner of all Shares for all purposes. Beneficial Owners of Shares are not entitled to have Shares registered in their names and will not receive or be entitled to physical delivery of Share certificates. Each Beneficial Owner must rely on the procedures of DTC and any DTC Participant and/or Indirect Participant through which such Beneficial Owner holds its interests, to exercise any rights of a holder of Shares.
Conveyance of all notices, statements, and other communications to Beneficial Owners is effected as described in the ensuing paragraphs. DTC will make available to the Trust upon request and for a fee a listing of Shares held by each DTC Participant. The Trust shall obtain from each such DTC Participant the number of Beneficial Owners holding Shares, directly or indirectly, through such DTC Participant. The Trust shall provide each such DTC Participant with copies of such notice, statement, or other communication, in such form, number and at such place as such DTC Participant may reasonably request, in order that such notice, statement or communication may be transmitted by such DTC Participant, directly or indirectly, to such Beneficial Owners. In addition, the Trust shall pay to each such DTC Participant a fair and reasonable amount as reimbursement for the expenses attendant to such transmittal, all subject to applicable statutory and regulatory requirements.
Share distributions shall be made to DTC or its nominee, Cede & Co., as the registered holder of all Shares. DTC or its nominee, upon receipt of any such distributions, shall credit immediately DTC Participants’ accounts with payments in amounts proportionate to their respective beneficial interests in the Fund as shown on the records of DTC or its nominee. Payments by DTC Participants to Indirect Participants and Beneficial Owners of Shares held through such DTC Participants will be governed by standing instructions and customary practices, as is now the case with securities held for the accounts of customers in bearer form or registered in a “street name,” and will be the responsibility of such DTC Participants.
The Trust has no responsibility or liability for any aspect of the records relating to or notices to Beneficial Owners, or payments made on account of beneficial ownership interests in Shares, or for maintaining, supervising, or reviewing any records relating to such beneficial ownership interests, or for any other aspect of the relationship between DTC and the DTC Participants or the relationship between such DTC Participants and the Indirect Participants and Beneficial Owners owning through such DTC Participants.
DTC may determine to discontinue providing its service with respect to the Fund at any time by giving reasonable notice to the Fund and discharging its responsibilities with respect thereto under applicable law. Under such circumstances, the Fund shall take action either to find a replacement for DTC to perform its functions at a comparable cost or, if such replacement is unavailable, to issue and deliver printed certificates representing ownership of Shares, unless the Trust makes other arrangements with respect thereto satisfactory to the Exchange.
PURCHASE AND REDEMPTION OF CREATION UNITS
The Fund issues and redeems its shares on a continuous basis, at NAV, only in a large, specified number of shares called a “Creation Unit,” either principally in-kind for securities or in cash for the value of such securities. The NAV of the Shares is determined once each Business Day, as described below under “Determination of Net Asset Value.” The Creation Unit size may change. Authorized Participants will be notified of such change.
The Adviser or its affiliates (the “Selling Shareholder”) may purchase Creation Unit aggregations through a broker-dealer to “seed” (in whole or in part) funds, including the Fund, as they are launched or thereafter, may purchase shares from other broker-dealers or other investors that have previously provided “seed” for funds, including the Fund, when they were launched or otherwise in secondary market transactions, and because the Selling Shareholder may be deemed an affiliate of such funds, the shares are being registered to permit the resale of these shares from time to time after purchase. The Fund will not receive any of the proceeds from the resale by the Selling Shareholders of such shares.
The Selling Shareholder intends to sell all or a portion of the shares owned by it and offered hereby from time to time directly or through one or more broker-dealers, and may also hedge such positions. The shares may be sold on any national securities exchange on which the shares may be listed or quoted at the time of sale, in the OTC market or in transactions other than on these exchanges or systems at fixed prices, at prevailing market prices at the time of the sale, at varying prices determined at the time of sale, or at negotiated prices. These sales may be effected in transactions, which may involve crosses or block transactions. The Selling Shareholder may use any one or more of the following methods when selling shares:
•ordinary brokerage transactions through brokers or dealers (who may act as agents or principals) or directly to one or more purchasers;
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•privately negotiated transactions;
•through the writing or settlement of options or other hedging transactions, whether such options are listed on an options exchange or otherwise; and
•any other method permitted pursuant to applicable law.
The Selling Shareholder may also loan or pledge shares to broker-dealers that in turn may sell such shares, to the extent permitted by applicable law. The Selling Shareholder may also enter into options or other transactions with broker-dealers or other financial institutions, or create one or more derivative securities which require delivering shares to a broker-dealer or other financial institution (these shares may then be sold by such broker-dealer or other financial institution).
The Selling Shareholder has informed the Fund that it is not a registered broker-dealer and does not have any written or oral agreement or understanding, directly or indirectly, with any person to distribute the shares. Upon the Fund being notified in writing by the Selling Shareholder that any material arrangement has been entered into with a broker-dealer for the sale of shares through a block trade, special offering, exchange distribution or secondary distribution, or a purchase by a broker or dealer, a supplement to this SAI will be filed, if required, pursuant to Rule 497 under the Securities Act, disclosing (i) the name of each Selling Shareholder and of the participating broker-dealer(s), (ii) the number of shares involved, (iii) the price at which such shares were sold, (iv) the commissions paid or discounts or concessions allowed to such broker-dealer(s), where applicable, (v) that such broker-dealer(s) did not conduct any investigation to verify the information set out or incorporated by reference in the Fund’s Prospectus and SAI, and (vi) other facts material to the transaction.
The Selling Shareholder and any other person participating in such distribution will be subject to applicable provisions of the Exchange Act and the rules and regulations thereunder, including, without limitation, to the extent applicable, Regulation M of the Exchange Act, which may limit the timing of purchases and sales of any of the shares by the Selling Shareholder and any other participating person. To the extent applicable, Regulation M may also restrict the ability of any person engaged in the distribution of the shares to engage in market-making activities with respect to the shares. All of the foregoing may affect the marketability of the shares and the ability of any person or entity to engage in market-making activities with respect to the shares. There is a risk that the Selling Shareholder may redeem its investments in the Fund or otherwise sell its shares to a third party that may redeem. As with redemptions by other large shareholders, such redemptions could have a significant negative impact on the Fund and its shares.
Purchase (Creation). The Trust issues and sells Shares only in Creation Units on a continuous basis through the Distributor, without a sales load (but subject to transaction fees, if applicable), at the NAV per share next determined after receipt, on any Business Day, of an order in proper form. The NAV of Shares is calculated each Business Day as of the scheduled close of regular trading on the NYSE, generally 4:00 p.m., Eastern Time. The Fund will not issue fractional Creation Units. A “Business Day” is any day on which the NYSE is open for business. As of the date of this SAI, the NYSE observes the following holidays: New Year’s Day, Martin Luther King, Jr. Day, President’s Day (Washington’s Birthday), Good Friday, Memorial Day, Juneteenth Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.
Fund Deposit. The Fund has adopted policies and procedures governing the process of constructing baskets of Deposit Securities (defined below), Fund Securities (defined below) and/or cash, and acceptance of the same (the “Basket Procedures”). The consideration for purchase of a Creation Unit of the Fund generally consists of either: (i) the in-kind deposit of a designated portfolio of securities (the “Deposit Securities”) per each Creation Unit, constituting a substantial replication, or a portfolio sampling representation, of the securities included in the Fund’s portfolio and the Cash Component (defined below), computed as described below, or (ii) the cash value of the Deposit Securities (“Deposit Cash”) and the Cash Component to replace any Deposit Security. When accepting purchases of Creation Units for cash, the Fund may incur additional costs associated with the acquisition of Deposit Securities that would otherwise be provided by an in-kind purchaser. These additional costs may be recoverable from the purchaser of Creation Units.
Together, the Deposit Securities or Deposit Cash, as applicable, and the Cash Component constitute the “Fund Deposit,” which represents the minimum initial and subsequent investment amount for a Creation Unit of the Fund. The “Cash Component” is an amount equal to the difference between the NAV of Shares (per Creation Unit) and the market value of the Deposit Securities or Deposit Cash, as applicable. If the Cash Component is a positive number (i.e., the NAV per Creation Unit exceeds the value of the Deposit Securities or Deposit Cash, as applicable), the Cash Component shall be such positive amount. If the Cash Component is a negative number (i.e., the NAV per Creation Unit is less than the value of the Deposit Securities or Deposit Cash, as applicable), the Cash Component shall be such negative amount and the creator will be entitled to receive cash in an amount equal to the Cash Component. The Cash Component serves the function of compensating for any differences between the NAV per Creation Unit and the market value of the Deposit Securities or Deposit Cash, as applicable. Computation of the Cash Component excludes any stamp duty or other similar fees and expenses payable upon transfer of beneficial ownership of the Deposit Securities, if applicable, which shall be the sole responsibility of the Authorized Participant (as defined below).
The Fund, through NSCC, makes available on each Business Day, prior to the opening of business on the Exchange (currently, 9:30 a.m., Eastern Time), the list of the names and the required number of Shares of each Deposit Security or the required amount of
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Deposit Cash, as applicable, to be included in the current Fund Deposit (based on information at the end of the previous Business Day) for the Fund. Such Fund Deposit is subject to any applicable adjustments as described below, to effect purchases of Creation Units of the Fund until such time as the next-announced composition of the Deposit Securities or the required amount of Deposit Cash, as applicable, is made available.
The identity and number of Shares of the Deposit Securities or the amount of Deposit Cash, as applicable, required for a Fund Deposit for the Fund may be changed from time to time by the Adviser, in accordance with the Basket Procedures, with a view to the investment objective of the Fund. Information regarding the Fund Deposit necessary for the purchase of a Creation Unit is made available to Authorized Participants and other market participants seeking to transact in Creation Unit aggregations. The composition of the Deposit Securities also may change in response to portfolio adjustments, interest payments and corporate action events.
The Trust reserves the right to permit or require the substitution of Deposit Cash to replace any Deposit Security, which shall be added to the Cash Component, including, without limitation, in situations where the Deposit Security: (i) may not be available in sufficient quantity for delivery; (ii) may not be eligible for transfer through the systems of DTC for corporate securities and municipal securities; (iii) may not be eligible for trading by an Authorized Participant or the investor for which it is acting; (iv) would be restricted under the securities laws or where the delivery of the Deposit Security to the Authorized Participant would result in the disposition of the Deposit Security by the Authorized Participant becoming restricted under the securities laws; or (v) in certain other situations (collectively, “custom orders”). The Trust also reserves the right to permit or require the substitution of Deposit Securities in lieu of Deposit Cash.
Cash Purchase. The Trust may at its discretion permit full or partial cash purchases of Creation Units of the Fund. When full or partial cash purchases of Creation Units are available or specified for the Fund, they will be effected in essentially the same manner as in-kind purchases thereof. In the case of a full or partial cash purchase, the Authorized Participant must pay the cash equivalent of the Deposit Securities it would otherwise be required to provide through an in-kind purchase, plus the same Cash Component required to be paid by an in-kind purchaser together with a creation transaction fee and non-standard charges, as may be applicable.
Procedures for Purchase of Creation Units. To be eligible to place orders with the Distributor to purchase a Creation Unit of the Fund, an entity must be (i) a “Participating Party” (i.e., a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the NSCC (the “Clearing Process”)), a clearing agency that is registered with the SEC; or (ii) a DTC Participant (see “Book Entry Only System”). In addition, each Participating Party or DTC Participant (each, an “Authorized Participant”) must execute a Participant Agreement that has been agreed to by the Distributor, and that has been accepted by the Transfer Agent, with respect to purchases and redemptions of Creation Units. Each Authorized Participant will agree, pursuant to the terms of a Participant Agreement, on behalf of itself or any investor on whose behalf it will act, to certain conditions, including that it will pay to the Trust, an amount of cash sufficient to pay the Cash Component together with the creation transaction fee (described below), if applicable, and any other applicable fees and taxes.
All orders to purchase Shares directly from the Fund, including custom orders, must be placed for one or more Creation Units and in the manner and by the time set forth in the Participant Agreement. With respect to the Fund, the order cut-off time for orders to purchase Creation Units is 4:00 p.m. Eastern Time. Such time may be modified by the Fund from time-to-time by amendment to the Participant Agreement. In the case of custom orders, the order must be received by the Distributor no later than 9:30 a.m. Eastern Time for the Fund, or such earlier time as may be designated by the Fund and disclosed to Authorized Participants. The date on which an order to purchase Creation Units (or an order to redeem Creation Units, as set forth below) is received and accepted is referred to as the “Order Placement Date.”
An Authorized Participant may require an investor to make certain representations or enter into agreements with respect to the order (e.g., to provide for payments of cash, when required). Investors should be aware that their particular broker may not have executed a Participant Agreement and that, therefore, orders to purchase Shares directly from the Fund in Creation Units have to be placed by the investor’s broker through an Authorized Participant that has executed a Participant Agreement. In such cases there may be additional charges to such investor. At any given time, there may be only a limited number of broker-dealers that have executed a Participant Agreement and only a small number of such Authorized Participants may have international capabilities.
On days when the Exchange closes earlier than normal, the Fund may require orders to create Creation Units to be placed earlier in the day. In addition, if a market or markets on which the Fund’s investments are primarily traded is closed, the Fund also will generally not accept orders on such day(s). Orders must be transmitted by an Authorized Participant by telephone or other transmission method acceptable to the Transfer Agent pursuant to procedures set forth in the Participant Agreement. On behalf of the Fund, the Transfer Agent will notify the Custodian of such order. The Custodian will then provide such information to the appropriate local sub-custodian(s). Those placing orders through an Authorized Participant should allow sufficient time to permit proper submission of the purchase order to the Transfer Agent by the cut-off time on such Business Day. Economic or market disruptions or changes, or telephone or other communication failure may impede the ability to reach the Transfer Agent or an Authorized Participant.
Fund Deposits must be delivered by an Authorized Participant through the Federal Reserve System (for cash) or through DTC (for corporate securities), through a sub-custody agent (for foreign securities) and/or through such other arrangements allowed by the Trust or its agents. With respect to foreign Deposit Securities, the Custodian shall cause the sub-custodian of the Fund to maintain an account into which the Authorized Participant shall deliver, on behalf of itself or the party on whose behalf it is acting, such Deposit
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Securities (or Deposit Cash for all or a part of such securities, as permitted or required), with any appropriate adjustments as advised by the Trust. Foreign Deposit Securities must be delivered to an account maintained at the applicable local sub-custodian. A Fund Deposit transfer must be ordered by the Authorized Participant in a timely fashion to ensure the delivery of the requisite number of Deposit Securities or Deposit Cash, as applicable, to the account of the Fund or its agents by no later than 12:00 p.m. Eastern Time (or such other time as specified by the Trust) on the Settlement Date. If the Fund or its agents do not receive all of the Deposit Securities, or the required Deposit Cash in lieu thereof, by such time, then the order may be deemed rejected and the Authorized Participant shall be liable to the Fund for losses, if any, resulting therefrom. The “Settlement Date” for the Fund is generally the next Business Day after the Order Placement Date. All questions as to the number of Deposit Securities or Deposit Cash to be delivered, as applicable, and the validity, form and eligibility (including time of receipt) for the deposit of any tendered securities or cash, as applicable, will be determined by the Trust, whose determination shall be final and binding. The amount of cash represented by the Cash Component must be transferred directly to the Custodian through the Federal Reserve Bank wire transfer system in a timely manner to be received by the Custodian no later than the Settlement Date. If the Cash Component and the Deposit Securities or Deposit Cash, as applicable, are not received by the Custodian in a timely manner by the Settlement Date, the creation order may be cancelled. Upon written notice to the Transfer Agent, such canceled order may be resubmitted the following Business Day using a Fund Deposit as newly constituted to reflect the then current NAV of the Fund.
The order shall be deemed to be received on the Business Day on which the order is placed provided that the order is placed in proper form prior to the applicable cut-off time and the federal funds in the appropriate amount are deposited with the Custodian on the Settlement Date. If the order is not placed in proper form as required, or federal funds in the appropriate amount are not received on the Settlement Date, then the order may be deemed to be rejected and the Authorized Participant shall be liable to the Fund for losses, if any, resulting therefrom. A creation request is in “proper form” if all procedures set forth in the Participant Agreement and this SAI are properly followed.
Issuance of a Creation Unit. Except as provided in this SAI, Creation Units will not be issued until the transfer of good title to the Trust of the Deposit Securities or payment of Deposit Cash, as applicable, and the payment of the Cash Component have been completed. When the sub-custodian has confirmed to the Custodian that the required Deposit Securities (or the cash value thereof) have been delivered to the account of the relevant sub-custodian or sub-custodians, the Distributor and the Adviser shall be notified of such delivery, and the Trust will issue and cause the delivery of the Creation Units. The delivery of Creation Units so created generally will occur no later than the first Business Day following the day on which the purchase order is deemed received by the Transfer Agent. The Authorized Participant shall be liable to the Fund for losses, if any, resulting from unsettled orders.
In instances where the Trust accepts Deposit Securities for the purchase of a Creation Unit, the Creation Units may be purchased in advance of receipt by the Trust of all or a portion of the applicable Deposit Securities as described below. In these circumstances, the initial deposit will have a value greater than the NAV of Shares on the date the order is placed in proper form since, in addition to available Deposit Securities, cash must be deposited in an amount equal to the sum of (i) the Cash Component, plus (ii) an additional amount of cash equal to a percentage of the value as set forth in the Participant Agreement, of the undelivered Deposit Securities (the “Additional Cash Deposit”), which shall be maintained in a separate non-interest bearing collateral account. The Authorized Participant must deposit with the Custodian the Additional Cash Deposit, as applicable, by 12:00 p.m. Eastern Time (or such other time as specified by the Trust) on the Settlement Date. If the Fund or its agents do not receive the Additional Cash Deposit in the appropriate amount, by such time, then the order may be deemed rejected and the Authorized Participant shall be liable to the Fund for losses, if any, resulting therefrom. An additional amount of cash shall be required to be deposited with the Trust, pending delivery of the missing Deposit Securities to the extent necessary to maintain the Additional Cash Deposit with the Trust in an amount at least equal to the applicable percentage, as set forth in the Participant Agreement, of the daily market value of the missing Deposit Securities. The Participant Agreement will permit the Trust to buy the missing Deposit Securities at any time. Authorized Participants will be liable to the Trust for the costs incurred by the Trust in connection with any such purchases. These costs will be deemed to include the amount by which the actual purchase price of the Deposit Securities exceeds the value of such Deposit Securities on the day the purchase order was deemed received by the Transfer Agent plus the brokerage and related transaction costs associated with such purchases. The Trust will return any unused portion of the Additional Cash Deposit once all of the missing Deposit Securities have been properly received by the Custodian or purchased by the Trust and deposited into the Trust. In addition, a transaction fee, as described below under “Creation Unit Transaction Fee,” may be charged an additional variable charge also may be applied, as described below. The delivery of Creation Units so created generally will occur no later than the Settlement Date.
Acceptance of Orders of Creation Units. Provided that such action does not result in a suspension of sales of Creation Units in contravention of Rule 6c-11 under the 1940 Act and the SEC’s positions thereunder, the Trust reserves the right to reject an order for Creation Units transmitted in respect of the Fund at its discretion, including, without limitation, if (a) the order is not in proper form or the Fund Deposit delivered does not consist of the securities the Custodian specified; (b) the investor(s), upon obtaining the Shares ordered, would own 80% or more of the currently outstanding Shares of the Fund; (c) the Deposit Securities or Deposit Cash, as applicable, delivered by the Authorized Participant are not as disseminated through the facilities of the NSCC for that date by the Custodian; (d) the acceptance of the Fund Deposit would, in the opinion of counsel, be unlawful; (e) the acceptance or receipt of the order for a Creation Unit would, in the opinion of counsel, be unlawful; or (f) in the event that circumstances outside the control of the Trust, the Custodian, the Transfer Agent, the Distributor and/or the Adviser make it for all practical purposes not feasible to process orders for Creation Units. Examples of such circumstances include acts of God or public service or utility problems such as fires,
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floods, extreme weather conditions and power outages resulting in telephone, telecopy and computer failures; market conditions or activities causing trading halts; systems failures involving computer or other information systems affecting the Trust, the Distributor, the Custodian, the Transfer Agent, DTC, NSCC, Federal Reserve System, or any other participant in the creation process, and other extraordinary events. The Trust or its agents shall communicate to the Authorized Participant its rejection of an order. The Trust, the Transfer Agent, the Custodian and the Distributor are under no duty, however, to give notification of any defects or irregularities in the delivery of Fund Deposits nor shall either of them incur any liability for the failure to give any such notification. The Trust, the Transfer Agent, the Custodian and the Distributor shall not be liable for the rejection of any purchase order for Creation Units. Given the importance of the ongoing issuance of Creation Units to maintaining a market price that is at or close to the underlying NAV of the Fund, the Trust does not intend to suspend the acceptance of orders for Creation Units, unless it believes doing so would be in the best interests of the Fund.
All questions as to the number of shares of each security in the Deposit Securities and the validity form, eligibility and acceptance for deposit of any securities to be delivered shall be determined by the Trust, and the Trust’s determination shall be final and binding.
Creation Unit Transaction Fee. A fixed purchase (i.e., creation) transaction fee, payable to the Fund’s custodian, may be imposed for the transfer and other transaction costs associated with the purchase of Creation Units (“Creation Order Costs”). The standard fixed creation unit transaction fee for the Fund, regardless of the number of Creation Units created in the transaction, can be found in the table below. The Fund may adjust the standard fixed creation unit transaction fee from time to time. The fixed creation unit transaction fee may be waived on certain orders if the Fund’s custodian has determined to waive some or all of the Creation Order Costs associated with the order or another party, such as the Adviser, has agreed to pay such fee.
In addition, a variable fee, payable to the Fund, of up to the maximum percentage listed in the table below of the value of the Creation Units subject to the transaction may be imposed for cash purchases, non-standard orders, or partial cash purchases of Creation Units. The variable charge is primarily designed to cover additional costs (e.g., brokerage, taxes) involved with buying the securities with cash. The Fund may determine to not charge a variable fee on certain orders when the Adviser has determined that doing so is in the best interests of Fund shareholders, e.g., for creation orders that facilitate the rebalance of the Fund’s portfolio in a more tax efficient manner than could be achieved without such order.

Fixed Creation Unit Transaction Fee	Maximum Variable Transaction Fee
$1,000	2%
Investors who use the services of a broker or other such intermediary may be charged a fee for such services. Investors are responsible for the fixed costs of transferring the Fund Securities from the Trust to their account or on their order.
Risks of Purchasing Creation Units. There are certain legal risks unique to investors purchasing Creation Units directly from the Fund. Because Shares may be issued on an ongoing basis, a “distribution” of Shares could be occurring at any time. Certain activities that a shareholder performs as a dealer could, depending on the circumstances, result in the shareholder being deemed a participant in the distribution in a manner that could render the shareholder a statutory underwriter and subject to the prospectus delivery and liability provisions of the Securities Act. For example, a shareholder could be deemed a statutory underwriter if it purchases Creation Units from the Fund, breaks them down into the constituent Shares, and sells those Shares directly to customers, or if a shareholder chooses to couple the creation of a supply of new Shares with an active selling effort involving solicitation of secondary-market demand for Shares. In such event, any commissions paid to any such broker-dealer or agent and any profit on the resale of the shares purchased by them may be deemed to be underwriting commissions or discounts under the Securities Act. Whether a person is an underwriter depends upon all of the facts and circumstances pertaining to that person’s activities, and the examples mentioned here should not be considered a complete description of all the activities that could cause you to be deemed an underwriter.
Dealers who are not “underwriters” but are participating in a distribution (as opposed to engaging in ordinary secondary-market transactions), and thus dealing with Shares as part of an “unsold allotment” within the meaning of Section 4(a)(3)(C) of the Securities Act, will be unable to take advantage of the prospectus delivery exemption provided by Section 4(a)(3) of the Securities Act.
Redemption. Shares may be redeemed only in Creation Units at their NAV next determined after receipt of a redemption request in proper form by the Fund through the Transfer Agent and only on a Business Day. EXCEPT UPON LIQUIDATION OF THE FUND, THE TRUST WILL NOT REDEEM SHARES IN AMOUNTS LESS THAN CREATION UNITS. Investors must accumulate enough Shares in the secondary market to constitute a Creation Unit in order to have such Shares redeemed by the Trust. There can be no assurance, however, that there will be sufficient liquidity in the public trading market at any time to permit assembly of a Creation Unit. Investors should expect to incur brokerage and other costs in connection with assembling a sufficient number of Shares to constitute a redeemable Creation Unit.
With respect to the Fund, the Custodian, through the NSCC, makes available prior to the opening of business on the Exchange (currently, 9:30 a.m., Eastern Time) on each Business Day, the list of the names and Share quantities of the Fund’s portfolio securities that will be applicable (subject to possible amendment or correction) to redemption requests received in proper form (as defined below) on that day (“Fund Securities”). Fund Securities received on redemption may not be identical to Deposit Securities.
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Redemption proceeds for a Creation Unit are paid either in kind or in cash, or a combination thereof, as determined by the Trust in accordance with the Basket Procedures. With respect to in-kind redemptions of the Fund, redemption proceeds for a Creation Unit will consist of Fund Securities—as announced by the Custodian on the Business Day of the request for redemption received in proper form plus cash in an amount equal to the difference between the NAV of Shares being redeemed, as next determined after a receipt of a request in proper form, and the value of the Fund Securities (the “Cash Redemption Amount”), less a fixed redemption transaction fee, as applicable, and additional variable charge as set forth below. In the event that the Fund Securities have a value greater than the NAV of Shares, a compensating cash payment equal to the differential is required to be made by or through an Authorized Participant by the redeeming shareholder. Notwithstanding the foregoing, at the Trust’s discretion, an Authorized Participant may receive the corresponding cash value of the securities in lieu of the in-kind securities value representing one or more Fund Securities.
Cash Redemption. Full or partial cash redemptions of Creation Units will be effected in essentially the same manner as in-kind redemptions thereof. In the case of full or partial cash redemptions, the Authorized Participant receives the cash equivalent of the Fund Securities it would otherwise receive through an in-kind redemption, plus the same Cash Redemption Amount to be paid to an in-kind redeemer.
Redemption Transaction Fee. A fixed redemption transaction fee, payable to the Fund’s custodian, may be imposed for the transfer and other transaction costs associated with the redemption of Creation Units (“Redemption Order Costs”). The standard fixed redemption transaction fee for the Fund, regardless of the number of Creation Units redeemed in the transaction, can be found in the table below. The Fund may adjust the redemption transaction fee from time to time. The fixed redemption fee may be waived on certain orders if the Fund’s custodian has determined to waive some or all of the Redemption Order Costs associated with the order or another party, such as the Adviser, has agreed to pay such fee.
In addition, a variable fee, payable to the Fund, of up to the maximum percentage listed in the table below of the value of the Creation Units subject to the transaction may be imposed for cash redemptions, non-standard orders, or partial cash redemptions (when cash redemptions are available) of Creation Units. The variable charge is primarily designed to cover additional costs (e.g., brokerage, taxes) involved with selling portfolio securities to satisfy a cash redemption. The Fund may determine to not charge a variable fee on certain orders when the Adviser has determined that doing so is in the best interests of Fund shareholders, e.g., for redemption orders that facilitate changes to the Fund’s portfolio in a more tax efficient manner than could be achieved without such order.

Fixed Redemption Transaction Fee	Maximum Variable Transaction Fee
$1,000	2%
Investors who use the services of a broker or other such intermediary may be charged a fee for such services. Investors are responsible for the fixed costs of transferring the Fund Securities from the Trust to their account or on their order.
Procedures for Redemption of Creation Units. Orders to redeem Creation Units must be submitted in proper form to the Transfer Agent prior to 4:00 p.m. Eastern Time. A redemption request is considered to be in “proper form” if (i) an Authorized Participant has transferred or caused to be transferred to the Trust’s Transfer Agent the Creation Unit(s) being redeemed through the book-entry system of DTC so as to be effective by the time as set forth in the Participant Agreement and (ii) a request in form satisfactory to the Trust is received by the Transfer Agent from the Authorized Participant on behalf of itself or another redeeming investor within the time periods specified in the Participant Agreement. If the Transfer Agent does not receive the investor’s Shares through DTC’s facilities by the times and pursuant to the other terms and conditions set forth in the Participant Agreement, the redemption request shall be rejected.
The Authorized Participant must transmit the request for redemption, in the form required by the Trust, to the Transfer Agent in accordance with procedures set forth in the Authorized Participant Agreement. Investors should be aware that their particular broker may not have executed an Authorized Participant Agreement, and that, therefore, requests to redeem Creation Units may have to be placed by the investor’s broker through an Authorized Participant who has executed an Authorized Participant Agreement. Investors making a redemption request should be aware that such request must be in the form specified by such Authorized Participant. Investors making a request to redeem Creation Units should allow sufficient time to permit proper submission of the request by an Authorized Participant and transfer of the Shares to the Transfer Agent; such investors should allow for the additional time that may be required to effect redemptions through their banks, brokers or other financial intermediaries if such intermediaries are not Authorized Participants.
Additional Redemption Procedures. In connection with taking delivery of Shares of Fund Securities upon redemption of Creation Units, a redeeming shareholder or Authorized Participant acting on behalf of such shareholder must maintain appropriate custody arrangements with a qualified broker-dealer, bank, or other custody providers in each jurisdiction in which any of the Fund Securities are customarily traded, to which account such Fund Securities will be delivered. Deliveries of redemption proceeds generally will be made within one business day of the trade date.
The Trust may, in its discretion and in accordance with the Basket Procedures, exercise its option to redeem such Shares in cash, and the redeeming investor will be required to receive its redemption proceeds in cash. In addition, an investor may request a redemption in cash that the Fund may, in its sole discretion, permit. In either case, the investor will receive a cash payment equal to the NAV of its Shares based on the NAV of Shares of the Fund next determined after the redemption request is received in proper form (minus a
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redemption transaction fee, if applicable, and additional charge for requested cash redemptions specified above, to offset the Trust’s brokerage and other transaction costs associated with the disposition of Fund Securities). The Fund also may, in its sole discretion, and in accordance with the Basket Procedures, upon request of a shareholder, provide such redeemer a portfolio of securities that differs from the exact composition of the Fund Securities but does not differ in NAV.
Redemptions of Shares for Fund Securities will be subject to compliance with applicable federal and state securities laws and the Fund (whether or not it otherwise permits cash redemptions) reserves the right to redeem Creation Units for cash to the extent that the Trust could not lawfully deliver specific Fund Securities upon redemptions or could not do so without first registering the Fund Securities under such laws. An Authorized Participant or an investor for which it is acting subject to a legal restriction with respect to a particular security included in the Fund Securities applicable to the redemption of Creation Units may be paid an equivalent amount of cash. The Authorized Participant may request the redeeming investor of the Shares to enter into agreements with respect to such matters as compensating cash payment. Further, an Authorized Participant that is not a “qualified institutional buyer,” (“QIB”) as such term is defined under Rule 144A of the Securities Act, will not be able to receive Fund Securities that are restricted securities eligible for resale under Rule 144A. An Authorized Participant may be required by the Trust to provide a written confirmation with respect to QIB status to receive Fund Securities.
Because the portfolio securities of the Fund may trade on other exchanges on days that the Exchange is closed or are otherwise not Business Days for the Fund, shareholders may not be able to redeem their Shares, or to purchase or sell Shares on the Exchange, on days when the NAV of the Fund could be significantly affected by events in the relevant foreign markets.
The right of redemption may be suspended or the date of payment postponed with respect to the Fund (1) for any period during which the Exchange is closed (other than customary weekend and holiday closings); (2) for any period during which trading on the Exchange is suspended or restricted; (3) for any period during which an emergency exists as a result of which disposal of the Shares of the Fund or determination of the NAV of the Shares is not reasonably practicable; or (4) in such other circumstance as is permitted by the SEC.
DETERMINATION OF NET ASSET VALUE
NAV per Share for the Fund is computed by dividing the value of the net assets of the Fund (i.e., the value of its total assets less total liabilities) by the total number of Shares outstanding, rounded to the nearest cent. Expenses and fees, including the management fees, are accrued daily and taken into account for purposes of determining NAV. The NAV of the Fund is calculated by Fund Services and determined at the scheduled close of the regular trading session on the NYSE (ordinarily 4:00 p.m., Eastern Time) on each day that the NYSE is open, provided that fixed-income assets may be valued as of the announced closing time for trading in fixed-income instruments on any day that the Securities Industry and Financial Markets Association (“SIFMA”) announces an early closing time.
In calculating the Fund’s NAV per Share, the Fund’s investments are generally valued using market quotations to the extent such market quotations are readily available. If market quotations are not readily available, or are deemed to be unreliable by the Adviser, the Fund will value such investments at fair value, as determined by the Adviser, for purposes of calculating the Fund’s NAV. Pursuant to Rule 2a-5 under the 1940 Act, the Board has designated the Adviser to perform the fair value determinations for the Fund’s portfolio holdings subject to the Board’s oversight. The Adviser has established procedures for its fair valuation of the Fund’s portfolio investments. These procedures address, among other things, determining when market quotations are not readily available or reliable and the methodologies to be used for determining the fair value of investments, as well as the use and oversight of third-party pricing services for fair valuation. The Adviser’s fair value determinations will be carried out in compliance with Rule 2a-5 and based on fair value methodologies established and applied by the Adviser and periodically tested to ensure such methodologies are appropriate and accurate with respect to the Fund’s portfolio investments. The Adviser’s fair value methodologies may involve obtaining inputs and prices from third-party pricing services.
When fair value pricing is employed, the prices of securities used by the Fund to calculate its NAV may differ from quoted or published prices for the same securities. Due to the subjective and variable nature of fair value pricing, it is possible that the fair value determined for a particular security may be materially different (higher or lower) from the price of the security quoted or published by others, or the value when trading resumes or is realized upon its sale. There may be multiple methods that can be used to value a portfolio investment when market quotations are not readily available. The value established for any portfolio investment at a point in time might differ from what would be produced using a different methodology or if it had been priced using market quotations.
DIVIDENDS AND DISTRIBUTIONS
The following information supplements and should be read in conjunction with the section in the Prospectus entitled “Dividends, Distributions and Taxes.”
General Policies. Dividends from net investment income, if any, are declared and paid at least annually by the Fund. Distributions of net realized securities gains, if any, generally are declared and paid once a year, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Code, in all events in a manner consistent with the provisions of the 1940 Act.
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Dividends and other distributions on Shares are distributed, as described below, on a pro rata basis to Beneficial Owners of such Shares. Dividend payments are made through DTC Participants and Indirect Participants to Beneficial Owners then of record with proceeds received from the Trust.
The Fund makes additional distributions to the extent necessary (i) to distribute the entire annual taxable income of the Fund, plus any net capital gains and (ii) to avoid imposition of the excise tax imposed by Section 4982 of the Code. Management of the Trust reserves the right to declare special dividends if, in its reasonable discretion, such action is necessary or advisable to preserve the Fund’s eligibility for treatment as a RIC or to avoid imposition of income or excise taxes on undistributed income.
Dividend Reinvestment Service. The Trust will not make the DTC book-entry dividend reinvestment service available for use by Beneficial Owners for reinvestment of their cash proceeds, but certain individual broker-dealers may make available the DTC book-entry Dividend Reinvestment Service for use by Beneficial Owners of the Fund through DTC Participants for reinvestment of their dividend distributions. Investors should contact their brokers to ascertain the availability and description of these services. Beneficial Owners should be aware that each broker may require investors to adhere to specific procedures and timetables to participate in the dividend reinvestment service and investors should ascertain from their brokers such necessary details. If this service is available and used, dividend distributions of both income and realized gains will be automatically reinvested in additional whole Shares issued by the Trust of the Fund at NAV per Share. Distributions reinvested in additional Shares will nevertheless be taxable to Beneficial Owners acquiring such additional Shares to the same extent as if such distributions had been received in cash.
FEDERAL INCOME TAXES
The following is only a summary of certain important U.S. federal income tax considerations generally affecting the Fund and its shareholders that supplements the discussion in the Prospectus. No attempt is made to present a comprehensive explanation of the federal, state, local or foreign tax treatment of the Fund or its shareholders, and the discussion here and in the Prospectus is not intended to be a substitute for careful tax planning. In particular, it does not address tax consequences to investors subject to special rules, such as investors who hold Shares through individual retirement accounts (“IRAs”), 401(k) plans, or other tax-advantaged accounts.
The following general discussion of certain U.S. federal income tax consequences is based on provisions of the Code and the regulations issued thereunder as in effect on the date of this SAI. New legislation, as well as administrative changes or court decisions, may significantly change the conclusions expressed herein, and may have a retroactive effect with respect to the transactions contemplated herein.
Unless your investment in Shares is made through a tax-exempt entity or tax-deferred retirement account, such as an IRA, you need to be aware of the possible tax consequences when the Fund makes distributions or you sell Shares.
Shareholders are urged to consult their own tax advisors regarding the application of the provisions of tax law described in this SAI in light of the particular tax situations of the shareholders and regarding specific questions as to federal, state, foreign or local taxes.
Taxation of the Fund. The Fund intends to qualify each year to be treated as a RIC under Subchapter M of the Code. As such, the Fund should not be subject to federal income taxes on its net investment income and capital gains, if any, to the extent that it timely distributes such income and capital gains to its shareholders. To qualify for treatment as a RIC, the Fund must distribute annually to its shareholders at least the sum of 90% of its net investment income (generally including dividends, taxable interest, and the excess of net short-term capital gains over net long-term capital losses, less operating expenses) and at least 90% of its net tax-exempt interest income, if any (the “Distribution Requirement”) and must meet several additional requirements. Among these requirements are the following: (i) at least the sum of 90% of the Fund’s gross income each taxable year must be derived from dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income derived with respect to its business of investing in such stock, securities or foreign currencies and net income derived from interests in qualified publicly traded partnerships (the “Qualifying Income Requirement”); and (ii) at the end of each quarter of the Fund’s taxable year, the Fund’s assets must be diversified so that (a) at least 50% of the value of the Fund’s total assets is represented by cash and cash items, U.S. government securities, securities of other RICs, and other securities, with such other securities limited, in respect to any one issuer, to an amount not greater in value than 5% of the value of the Fund’s total assets and to not more than 10% of the outstanding voting securities of such issuer, including the equity securities of a qualified publicly traded partnership, and (b) not more than 25% of the value of its total assets is invested, including through corporations in which the Fund owns a 20% or more voting stock interest, in the securities (other than U.S. government securities or securities of other RICs) of any one issuer, the securities (other than securities of other RICs) of two or more issuers which the Fund controls and which are engaged in the same, similar, or related trades or businesses, or the securities of one or more qualified publicly traded partnerships (the “Diversification Requirement”).
To the extent the Fund makes investments that may generate income that is not qualifying income, including certain derivatives, the Fund will seek to restrict the resulting income from such investments so that the Fund’s non-qualifying income does not exceed 10% of its gross income.
Although the Fund intends to distribute substantially all of its net investment income and may distribute its capital gains for any taxable year, the Fund will be subject to federal income taxation to the extent any such income or gains are not distributed. The Fund
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is treated as a separate corporation for federal income tax purposes. The Fund therefore is considered a separate entity in determining its treatment under the rules for RICs described herein, i.e., losses in the Fund do not offset gains in another fund. The requirements (other than certain organizational requirements) for qualifying RIC status are determined at the Fund level rather than at the Trust level.
If the Fund fails to satisfy the Qualifying Income Requirement or the Diversification Requirement in any taxable year, the Fund may be eligible for relief provisions if the failures are due to reasonable cause and not willful neglect and if a penalty tax is paid with respect to each failure to satisfy the applicable requirements. Additionally, relief is provided for certain de minimis failures of the Diversification Requirement where the Fund corrects the failure within a specified period of time. To be eligible for the relief provisions with respect to a failure to meet the Diversification Requirement, the Fund may be required to dispose of certain assets. If these relief provisions were not available to the Fund and it were to fail to qualify for treatment as a RIC for a taxable year, all of its taxable income would be subject to federal income tax at the regular 21% corporate rate without any deduction for distributions to shareholders, and its distributions (including capital gains distributions) generally would be taxable to the shareholders of the Fund as ordinary income dividends to the extent of the Fund’s current and accumulated earnings and profits, subject to the dividends received deduction for corporate shareholders and the lower tax rates on qualified dividend income received by non-corporate shareholders, subject to certain limitations. To requalify for treatment as a RIC in a subsequent taxable year, the Fund would be required to satisfy the RIC qualification requirements for that year and to distribute any earnings and profits from any year in which the Fund failed to qualify for tax treatment as a RIC. If the Fund failed to qualify as a RIC for a period greater than two taxable years, it would generally be required to pay a Fund-level tax on certain net built-in gains recognized with respect to certain of its assets upon disposition of such assets within five years of qualifying as a RIC in a subsequent year. The Board reserves the right not to maintain the qualification of the Fund for treatment as a RIC if it determines such course of action to be beneficial to shareholders. If the Fund determines that it will not qualify as a RIC, the Fund will establish procedures to reflect the anticipated tax liability in the Fund’s NAV.
The Fund may elect to treat part or all of any “qualified late year loss” as if it had been incurred in the succeeding taxable year in determining the Fund’s taxable income, net capital gain, net short-term capital gain, and earnings and profits. The effect of this election is to treat any such “qualified late year loss” as if it had been incurred in the succeeding taxable year in characterizing Fund distributions for any calendar year. A “qualified late year loss” generally includes net capital loss, net long-term capital loss, or net short-term capital loss incurred after October 31 of the relevant taxable year (commonly referred to as “post-October losses”) and certain other late-year losses.
Capital losses in excess of capital gains (“net capital losses”) are not permitted to be deducted against a RIC’s net investment income. Instead, for U.S. federal income tax purposes, potentially subject to certain limitations, the Fund may carry a net capital loss from any taxable year forward indefinitely to offset its capital gains, if any, in years following the year of the loss. To the extent subsequent capital gains are offset by such losses, they will not result in U.S. federal income tax liability to the Fund and may not be distributed as capital gains to its shareholders. Generally, the Fund may not carry forward any losses other than net capital losses. The carryover of capital losses may be limited under the general loss limitation rules if the Fund experiences an ownership change as defined in the Code.
The Fund will be subject to a nondeductible 4% federal excise tax on certain undistributed income if it does not distribute to its shareholders in each calendar year an amount at least equal to 98% of its ordinary income for the calendar year plus 98.2% of its capital gain net income for the one-year period ending on October 31 of that year, subject to an increase for any shortfall in the prior year’s distribution. For this purpose, any ordinary income or capital gain net income retained by the Fund and subject to corporate income tax will be considered to have been distributed. The Fund intends to declare and distribute dividends and distributions in the amounts and at the times necessary to avoid the application of the excise tax but can make no assurances that all such tax liability will be eliminated. For example, the Fund may receive delayed or corrected tax reporting statements from its investments that cause the Fund to accrue additional income and gains after the Fund has already made its excise tax distributions for the year. In such a situation, the Fund may incur an excise tax liability resulting from such delayed receipt of such tax information statements. In addition, the Fund may in certain circumstances be required to liquidate Fund investments to make sufficient distributions to avoid federal excise tax liability at a time when the investment adviser might not otherwise have chosen to do so, and liquidation of investments in such circumstances may affect the ability of the Fund to satisfy the requirement for qualification as a RIC.
If the Fund meets the Distribution Requirement but retains some or all of its income or gains, it will be subject to federal income tax to the extent that any such income or gains are not distributed. The Fund may designate certain amounts retained as undistributed net capital gain in a notice to its shareholders, who (i) will be required to include in income for U.S. federal income tax purposes, as long-term capital gain, their proportionate shares of the undistributed amount so designated, (ii) will be entitled to credit their proportionate shares of the income tax paid by the Fund on that undistributed amount against their federal income tax liabilities and to claim refunds to the extent such credits exceed their tax liabilities, and (iii) will be entitled to increase their tax basis, for federal income tax purposes, in their Shares by an amount equal to the excess of the amount of undistributed net capital gain included in their respective income over their respective income tax credits.
Taxation of Shareholders – Distributions. The Fund intends to distribute annually to its shareholders substantially all of its investment company taxable income (computed without regard to the deduction for dividends paid), its net tax-exempt income, if any, and any net capital gain (net recognized long-term capital gains in excess of net recognized short-term capital losses, taking into account any
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capital loss carryforwards). The distribution of investment company taxable income (as so computed) and net realized capital gain will be taxable to Fund shareholders regardless of whether the shareholder receives these distributions in cash or reinvests them in additional Shares.
The Fund (or your broker) will report to shareholders annually the amounts of dividends paid from ordinary income, the amount of distributions of net capital gain, the portion of dividends which may qualify for the dividends received deduction for corporations, and the portion of dividends which may qualify for treatment as qualified dividend income, which, subject to certain limitations and requirements, is taxable to non-corporate shareholders at rates of up to 20%.
Qualified dividend income includes, in general, subject to certain holding period and other requirements, dividend income from taxable domestic corporations and certain foreign corporations. Subject to certain limitations, eligible foreign corporations include those incorporated in possessions of the United States, those incorporated in certain countries with comprehensive tax treaties with the United States, and other foreign corporations if the stock with respect to which the dividends are paid is readily tradable on an established securities market in the United States. Dividends received by the Fund from an underlying fund taxable as a RIC or from a REIT may be treated as qualified dividend income generally only to the extent so reported by such underlying fund or REIT. If 95% or more of the Fund’s gross income (calculated without taking into account net capital gain derived from sales or other dispositions of stock or securities) consists of qualified dividend income, the Fund may report all distributions of such income as qualified dividend income.
Fund dividends will not be treated as qualified dividend income if the Fund does not meet holding period and other requirements with respect to dividend paying stocks in its portfolio, and the shareholder does not meet holding period and other requirements with respect to the Shares on which the dividends were paid. Distributions by the Fund of its net short-term capital gains will be taxable as ordinary income. Distributions from the Fund’s net capital gain will be taxable to shareholders at long-term capital gains rates, regardless of how long shareholders have held their Shares. Distributions may be subject to state and local taxes.
In the case of corporate shareholders, certain dividends received by the Fund from U.S. corporations (generally, dividends received by the Fund in respect of any share of stock (1) with a tax holding period of at least 46 days during the 91-day period beginning on the date that is 45 days before the date on which the stock becomes ex-dividend as to that dividend and (2) that is held in an unleveraged position) and distributed and appropriately so reported by the Fund may be eligible for the 50% dividends received deduction. Certain preferred stock must have a holding period of at least 91 days during the 181-day period beginning on the date that is 90 days before the date on which the stock becomes ex-dividend as to that dividend to be eligible. Capital gain dividends distributed to the Fund from other RICs, and dividends distributed to the Fund from REITs are generally not eligible for the dividends received deduction. To qualify for the deduction, corporate shareholders must meet the minimum holding period requirement stated above with respect to their Shares, taking into account any holding period reductions from certain hedging or other transactions or positions that diminish their risk of loss with respect to their Shares, and, if they borrow to acquire or otherwise incur debt attributable to Shares, they may be denied a portion of the dividends received deduction with respect to those Shares.
Although dividends generally will be treated as distributed when paid, any dividend declared by the Fund in October, November or December and payable to shareholders of record in such a month that is paid during the following January will be treated for U.S. federal income tax purposes as received by shareholders on December 31 of the calendar year in which it was declared.
Shareholders who have not held Shares for a full year should be aware that the Fund may report and distribute, as ordinary dividends or capital gain dividends, a percentage of income that is not equal to the percentage of the Fund’s ordinary income or net capital gain, respectively, actually earned during the applicable shareholder’s period of investment in the Fund. A taxable shareholder should note that if it purchases shares just before a distribution, the purchase price would reflect the amount of the upcoming distribution. In this case, the shareholder would be taxed on the entire amount of the distribution received, even though, as an economic matter, the distribution simply constitutes a return of its investment. This is known as “buying a dividend” and should generally be avoided by taxable investors.
To the extent that the Fund makes a distribution of income received by the Fund in lieu of dividends (a “substitute payment”) with respect to securities on loan pursuant to a securities lending transaction, such income will not constitute qualified dividend income to individual shareholders and will not be eligible for the dividends received deduction for corporate shareholders.
If the Fund’s distributions exceed its current and accumulated earnings and profits for the taxable year (as calculated for federal income tax purposes), all or a portion of the distributions made for the taxable year may be recharacterized as a return of capital to shareholders. A return of capital distribution will generally not be taxable but will reduce each shareholder’s cost basis in the Fund and result in a higher capital gain or lower capital loss when the Shares on which the distribution was received are sold. After a shareholder’s basis in the Shares has been reduced to zero, distributions in excess of earnings and profits will be treated as gain from the sale of the shareholder’s Shares.
Taxation of Shareholders – Sale or Exchange of Shares. A sale or exchange of Shares may give rise to a gain or loss for federal and state income tax purposes. Assuming a shareholder holds Shares as a capital asset, any gain or loss realized upon a taxable disposition of Shares will be treated as long-term capital gain or loss if Shares have been held for more than 12 months. Otherwise, the gain or loss on the taxable disposition of Shares will generally be treated as short-term capital gain or loss. Any loss realized upon a taxable
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disposition of Shares held for six months or less will be treated as long-term capital loss, rather than short-term capital loss, to the extent of any amounts treated as distributions to the shareholder of long-term capital gain (including any amounts credited to the shareholder as undistributed capital gains). All or a portion of any loss realized upon a taxable disposition of Shares may be disallowed if substantially identical Shares of the Fund are acquired (through the reinvestment of dividends or otherwise) within a 61-day period beginning 30 days before and ending 30 days after the disposition. In such a case, the basis of the newly acquired Shares will be adjusted to reflect the disallowed loss.
The cost basis of Shares acquired by purchase will generally be based on the amount paid for Shares and then may be subsequently adjusted for other applicable transactions as required by the Code. The difference between the selling price and the cost basis of Shares generally determines the amount of the capital gain or loss realized on the sale or exchange of Shares. Contact the broker through whom you purchased your Shares to obtain information with respect to the available cost basis reporting methods and elections for your account.
An Authorized Participant who exchanges securities for Creation Units generally will recognize a gain or a loss. The gain or loss will be equal to the difference between the market value of the Creation Units at the time and the sum of the exchanger’s aggregate basis in the securities surrendered plus the amount of cash paid for such Creation Units. The ability of Authorized Participants to receive a full or partial cash redemption of Creation Units of the Fund may limit the tax efficiency of the Fund. An Authorized Participant who redeems Creation Units will generally recognize a gain or loss equal to the difference between the exchanger’s basis in the Creation Units and the sum of the aggregate market value of any securities received plus the amount of any cash received for such Creation Units. The Internal Revenue Service (“IRS”), however, may assert that a loss realized upon an exchange of securities for Creation Units cannot currently be deducted under the rules governing “wash sales” (for a person who does not mark-to-market its portfolio) or on the basis that there has been no significant change in economic position.
Any gain or loss realized upon a creation or redemption of Creation Units will be treated as capital or ordinary gain or loss, depending on the holder’s circumstances.
The Trust, on behalf of the Fund, has the right to reject an order for Creation Units if the purchaser (or a group of purchasers) would, upon obtaining the Creation Units so ordered, own 80% or more of the outstanding Shares and if, pursuant to Section 351 of the Code, the Fund would have a basis in the deposit securities different from the market value of such securities on the date of deposit. The Trust also has the right to require the provision of information necessary to determine beneficial Share ownership for purposes of the 80% determination. If the Fund does issue Creation Units to a purchaser (or a group of purchasers) that would, upon obtaining the Creation Units so ordered, own 80% or more of the outstanding Shares, the purchaser (or a group of purchasers) will not recognize gain or loss upon the exchange of securities for Creation Units.
Authorized Participants purchasing or redeeming Creation Units should consult their own tax advisors with respect to the tax treatment of any creation or redemption transaction and whether the wash sales rule applies and when a loss may be deductible.
Taxation of Shareholders – Net Investment Income Tax. U.S. individuals with adjusted gross income (subject to certain adjustments) exceeding certain threshold amounts ($250,000 if married filing jointly or if considered a “surviving spouse” for federal income tax purposes, $125,000 if married filing separately, and $200,000 in other cases) are subject to a 3.8% tax on all or a portion of their “net investment income,” which includes taxable interest, dividends, and certain capital gains (generally including capital gain distributions and capital gains realized on the sale of Shares). This 3.8% tax also applies to all or a portion of the undistributed net investment income of certain shareholders that are estates and trusts.
Foreign Investments. Dividends and interest received by the Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Tax treaties between certain countries and the United States may reduce or eliminate such taxes. The Fund does not expect to satisfy the requirements for passing through to its shareholders any share of foreign taxes paid by the Fund, with the result that shareholders will not include such taxes in their gross incomes and will not be entitled to a tax deduction or credit for such taxes on their own tax returns.
If more than 50% of the value of the Fund’s assets at the close of any taxable year consists of stock or securities of foreign corporations, which for this purpose may include obligations of foreign governmental issuers, the Fund may elect, for U.S. federal income tax purposes, to treat any foreign income or withholding taxes paid by the Fund as paid by its shareholders. For any year that the Fund is eligible for and makes such an election, each shareholder of the Fund will be required to include in income an amount equal to his or her allocable share of qualified foreign income taxes paid by the Fund, and shareholders will be entitled, subject to certain holding period requirements and other limitations, to credit their portions of these amounts against their U.S. federal income tax due, if any, or to deduct their portions from their U.S. taxable income, if any. No deductions for foreign taxes paid by the Fund may be claimed, however, by non-corporate shareholders who do not itemize deductions. No deduction for such taxes will be permitted to individuals in computing their alternative minimum tax liability. Shareholders that are not subject to U.S. federal income tax, and those who invest in the Fund through tax-advantaged accounts (including those who invest through IRAs or other tax-advantaged retirement plans), generally will receive no benefit from any tax credit or deduction passed through by the Fund. Foreign taxes paid by the Fund will reduce the return from the Fund’s investments. If the Fund makes the election, the Fund’s shareholders will be notified annually by the Fund (or their broker) of the respective amounts per share of the Fund’s income from sources within,
30

and taxes paid to, foreign countries and U.S. possessions. If the Fund does not hold sufficient foreign securities to meet the above threshold, then shareholders will not be entitled to claim a credit or further deduction with respect to foreign taxes paid by the Fund.
Foreign tax credits, if any, received by the Fund as a result of an investment in another RIC (including an underlying fund which is taxable as a RIC) will not be passed through to you unless the Fund qualifies as a “qualified fund of funds” under the Code. If the Fund is a “qualified fund of funds” it will be eligible to file an election with the IRS that will enable the Fund to pass along these foreign tax credits to its shareholders. The Fund will be treated as a “qualified fund of funds” under the Code if at least 50% of the value of the Fund’s total assets (at the close of each quarter of the Fund’s taxable year) is represented by interests in other RICs.
To the extent the Fund invests in an underlying fund (including an ETF) that indicates that such underlying fund intends to satisfy the tax requirements to be treated as a RIC under the Code, the Fund may be able to receive the benefits of a “qualified fund of funds” as described above. If, however, an underlying fund loses its status as a RIC under the Code, the Fund would no longer be permitted to count its investment in such underlying fund for purposes of satisfying the requirements to be a “qualified fund of funds.” In addition, an underlying fund that loses its status as a RIC would be treated as a regular corporation subject to entity level taxation prior to making any distributions to the Fund which would affect the amount, timing and character of such income distributed by an underlying fund to the Fund.
If the Fund holds shares in a “passive foreign investment company” (“PFIC”), it may be subject to U.S. federal income tax on a portion of any “excess distribution” or gain from the disposition of such shares even if such income is distributed as a taxable dividend by the Fund to its shareholders. Additional charges in the nature of interest may be imposed on the Fund in respect of deferred taxes arising from such distributions or gains.
The Fund may be eligible to treat a PFIC as a “qualified electing fund” (“QEF”) under the Code in which case, in lieu of the foregoing requirements, the Fund will be required to include in income each year a portion of the ordinary earnings and net capital gains of the QEF, even if not distributed to the Fund, and such amounts will be subject to the 90% and excise tax distribution requirements described above. In order to make this election, the Fund would be required to obtain certain annual information from the PFICs in which it invests, which may be difficult or impossible to obtain. Alternatively, the Fund may make a mark-to-market election that will result in the Fund being treated as if it had sold and repurchased its PFIC stock at the end of each year. In such case, the Fund would report any gains resulting from such deemed sales as ordinary income and would deduct any losses resulting from such deemed sales as ordinary losses to the extent of previously recognized gains. The election must be made separately for each PFIC owned by the Fund and, once made, is effective for all subsequent taxable years, unless revoked with the consent of the IRS. By making the election, the Fund could potentially ameliorate the adverse tax consequences with respect to its ownership of shares in a PFIC, but in any particular year may be required to recognize income in excess of the distributions it receives from PFICs and its proceeds from dispositions of PFIC stock. The Fund may have to distribute this excess income to satisfy the 90% distribution requirement and to avoid imposition of the 4% excise tax. In order to distribute this income and avoid a tax at the fund level, the Fund might be required to liquidate portfolio securities that it might otherwise have continued to hold, potentially resulting in additional taxable gain or loss. The Fund intends to make the appropriate tax elections, if possible, and take any additional steps that are necessary to mitigate the effect of these rules. Amounts included in income each year by the Fund arising from a QEF election will be “qualifying income” under the Qualifying Income Requirement (as described above) even if not distributed to the Fund, if the Fund derives such income from its business of investing in stock, securities or currencies.
Under Section 988 of the Code, gains or losses attributable to fluctuations in exchange rates which occur between the time the Fund accrues income or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such income or receivables or pays such expenses or liabilities generally are treated as ordinary income or loss. Similarly, on disposition of debt securities denominated in a foreign currency and on disposition of certain other financial instruments (such as forward currency contracts and currency swaps), gains or losses attributable to fluctuations in the value of the foreign currency between the date of acquisition of the security or contract and the date of settlement or disposition also are treated as ordinary gain or loss. The gains and losses may increase or decrease the amount of the Fund’s income to be distributed to its shareholders as ordinary income. The Fund may elect out of the application of Section 988 of the Code with respect to the tax treatment of each of its foreign currency forward contracts to the extent that (i) such contract is a capital asset in the hands of the Fund and is not part of a straddle transaction and (ii) the Fund makes an election by the close of the day the contract is entered into to treat the gain or loss attributable to such contract as capital gain or loss.
The U.S. Treasury Department has authority to issue regulations that would exclude foreign currency gains from the Qualifying Income Requirement described above if such gains are not directly related to the Fund’s business of investing in stock or securities (or options and futures with respect to stock or securities). Accordingly, regulations may be issued in the future that could treat some or all of the Fund’s non-U.S. currency gains as non-qualifying income, thereby potentially jeopardizing the Fund’s status as a RIC for all years to which the regulations are applicable.
Tax Treatment of Complex Securities. Certain of the Fund’s investments may be subject to complex provisions of the Code (including provisions relating to hedging transactions, straddles, integrated transactions, foreign currency contracts, forward foreign currency contracts, and notional principal contracts) that, among other things, may affect the Fund’s ability to qualify as a RIC, may affect the character of gains and losses realized by the Fund (e.g., may affect whether gains or losses are ordinary or capital), accelerate
31

recognition of income to the Fund and defer losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. These provisions also may require the Fund to mark-to-market certain types of positions in its portfolio (i.e., treat them as if they were closed out) which may cause the Fund to recognize income without the Fund receiving cash with which to make distributions in amounts sufficient to enable the Fund to satisfy the RIC distribution requirements for avoiding income and excise taxes. The Fund intends to monitor its transactions, intends to make appropriate tax elections, and intends to make appropriate entries in its books and records to mitigate the effect of these rules and preserve the Fund’s qualification for treatment as a RIC.
The Fund is required for federal income tax purposes to mark-to-market and recognize as income for each taxable year its net unrealized gains and losses on certain futures and options contracts subject to section 1256 of the Code (“Section 1256 Contracts”) as of the end of the year as well as those actually realized during the year. Gain or loss from Section 1256 Contracts on broad-based indexes required to be marked to market will be 60% long-term and 40% short-term capital gain or loss. Application of this rule may alter the timing and character of distributions to shareholders. The Fund may be required to defer the recognition of losses on Section 1256 Contracts to the extent of any unrecognized gains on offsetting positions held by the Fund. These provisions also may require the Fund to mark-to-market certain types of positions in its portfolio (i.e., treat them as if they were closed out), which may cause the Fund to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the Distribution Requirement and for avoiding the excise tax discussed above. Accordingly, to avoid certain income and excise taxes, the Fund may be required to liquidate its investments at a time when the investment adviser might not otherwise have chosen to do so.
Certain derivative investments by the Fund, such as exchange-traded products and over-the-counter derivatives, may not produce qualifying income for purposes of the Qualifying Income Requirement described above, which must be met in order for the Fund to maintain its status as a RIC under the Code. In addition, the determination of the value and the identity of the issuer of such derivative investments are often unclear for purposes of the Diversification Requirement described above. The Fund intends to carefully monitor such investments to ensure that any non-qualifying income does not exceed permissible limits and to ensure that it is adequately diversified under the Diversification Requirement. The Fund, however, may not be able to accurately predict the non-qualifying income from these investments and there are no assurances that the IRS will agree with the Fund’s determination of the Diversification Requirement with respect to such derivatives. Failure to satisfy the Diversification Requirement might also result from a determination by the IRS that financial instruments in which the Fund invests are not securities.
Backup Withholding. The Fund will be required in certain cases to withhold (as “backup withholding”) on amounts payable to any shareholder who (1) fails to provide a correct taxpayer identification number certified under penalty of perjury; (2) is subject to backup withholding by the IRS for failure to properly report all payments of interest or dividends; (3) fails to provide a certified statement that he or she is not subject to “backup withholding”; or (4) fails to provide a certified statement that he or she is a U.S. person (including a U.S. resident alien). The backup withholding rate is currently 24%. Backup withholding is not an additional tax and any amounts withheld may be credited against the shareholder’s ultimate U.S. tax liability. Backup withholding will not be applied to payments that have been subject to the 30% withholding tax on shareholders who are neither citizens nor permanent residents of the U.S.
Non-U.S. Shareholders. Any non-U.S. investors in the Fund may be subject to U.S. withholding and estate tax and are encouraged to consult their tax advisors prior to investing in the Fund. Foreign shareholders (i.e., nonresident alien individuals and foreign corporations, partnerships, trusts and estates) are generally subject to U.S. withholding tax at the rate of 30% (or a lower tax treaty rate) on distributions derived from taxable ordinary income. The Fund may, under certain circumstances, report all or a portion of a dividend as an “interest-related dividend” or a “short-term capital gain dividend,” which would generally be exempt from this 30% U.S. withholding tax, provided certain other requirements are met. Short-term capital gain dividends received by a nonresident alien individual who is present in the U.S. for a period or periods aggregating 183 days or more during the taxable year are not exempt from this 30% withholding tax. Gains realized by foreign shareholders from the sale or other disposition of Shares of the Fund generally are not subject to U.S. taxation, unless the recipient is an individual who is physically present in the U.S. for 183 days or more per year. Foreign shareholders who fail to provide an applicable IRS form may be subject to backup withholding on certain payments from the Fund. Backup withholding will not be applied to payments that are subject to the 30% (or lower applicable treaty rate) withholding tax described in this paragraph. Different tax consequences may result if the foreign shareholder is engaged in a trade or business within the United States. In addition, the tax consequences to a foreign shareholder entitled to claim the benefits of a tax treaty may be different than those described above.
Under legislation generally known as “FATCA” (the Foreign Account Tax Compliance Act), the Fund is required to withhold 30% of certain ordinary dividends it pays to shareholders that fail to meet prescribed information reporting or certification requirements. In general, no such withholding will be required with respect to a U.S. person or non-U.S. person that timely provides the certifications required by the Fund or its agent on a valid IRS Form W-9 or applicable series of IRS Form W-8, respectively. Shareholders potentially subject to withholding include foreign financial institutions (“FFIs”), such as non-U.S. investment funds, and non-financial foreign entities (“NFFEs”). To avoid withholding under FATCA, an FFI generally must enter into an information sharing agreement with the IRS in which it agrees to report certain identifying information (including name, address, and taxpayer identification number) with respect to its U.S. account holders (which, in the case of an entity shareholder, may include its direct and indirect U.S. owners), and an NFFE generally must identify and provide other required information to the Fund or other withholding agent regarding its U.S. owners, if any. Such non-U.S. shareholders also may fall into certain exempt, excepted or deemed compliant categories as established by regulations and other guidance. A non-U.S. shareholder resident or doing business in a country that has entered into an
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intergovernmental agreement with the United States to implement FATCA will be exempt from FATCA withholding provided that the shareholder and the applicable foreign government comply with the terms of the agreement. A non-U.S. entity that invests in the Fund will need to provide the fund with documentation properly certifying the entity’s status under FATCA in order to avoid FATCA withholding. Non-U.S. investors in the Fund should consult their tax advisors in this regard.
Tax-Exempt Shareholders. Certain tax-exempt shareholders, including qualified pension plans, IRAs, salary deferral arrangements, 401(k) plans, and other tax-exempt entities, generally are exempt from federal income taxation except with respect to their unrelated business taxable income (“UBTI”). Tax-exempt entities are not permitted to offset losses from one unrelated trade or business against the income or gain of another unrelated trade or business. Certain net losses incurred prior to January 1, 2018 are permitted to offset gain and income created by an unrelated trade or business, if otherwise available. Under current law, the Fund generally serves to block UBTI from being realized by its tax-exempt shareholders with respect to their shares of Fund income. However, notwithstanding the foregoing, tax-exempt shareholders could realize UBTI by virtue of their investment in the Fund if, for example, (i) the Fund invests in residual interests of Real Estate Mortgage Investment Conduits (“REMICs”), (ii) the Fund invests in a REIT that is a taxable mortgage pool (“TMP”) or that has a subsidiary that is a TMP or that invests in the residual interest of a REMIC, or (iii) Shares constitute debt-financed property in the hands of the tax-exempt shareholders within the meaning of section 514(b) of the Code. Charitable remainder trusts are subject to special rules and should consult their tax advisors. The IRS has issued guidance with respect to these issues and prospective shareholders, especially charitable remainder trusts, are strongly encouraged to consult with their tax advisors regarding these issues.
The Fund’s shares held in a tax-qualified retirement account will generally not be subject to federal taxation on income and capital gains distributions from the Fund until a shareholder begins receiving payments from their retirement account.
Certain Potential Tax Reporting Requirements. Under U.S. Treasury regulations, if a shareholder recognizes a loss on disposition of Shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder (or certain greater amounts over a combination of years), the shareholder must file with the IRS a disclosure statement on IRS Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a RIC are not excepted. Significant penalties may be imposed for the failure to comply with the reporting requirements. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.
Other Issues. In those states which have income tax laws, the tax treatment of the Fund and of Fund shareholders with respect to distributions by the Fund may differ from federal tax treatment.
The foregoing discussion is based on U.S. federal tax laws and regulations which are in effect on the date of this SAI. Such laws and regulations may be changed by legislative or administrative action. Shareholders are advised to consult their tax advisors concerning their specific situations and the application of foreign, federal, state, or local taxes.
FINANCIAL STATEMENTS
Financial statements included in Form N-CSR will be available after the Fund has completed a fiscal year of operations. When available, you may request a copy of the Fund’s Form N-CSR or Annual Report at no charge by calling 800-617-0004, or through the Fund’s website at www.teucrium.com.
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APPENDIX A

Teucrium Investment Advisers, LLC

Proxy Voting Policy

Background
Rule 206(4)-6 of the Advisers Act makes it a fraudulent, deceptive, or manipulative act, practice or course of business within the meaning of section 206(4) of the Act for an investment adviser to exercise voting authority with respect to client securities, unless (i) the adviser has adopted and implemented written policies and procedures that are reasonably designed to ensure that the adviser votes proxies in the best interest of its clients, (ii) the adviser describes its proxy voting procedures to its clients and provides copies on request, and (iii) the adviser discloses to clients how they may obtain information on how the adviser voted their proxies.
Policy
Teucrium has the authority to vote proxies with respect to securities in the Funds and will cast proxy votes in a manner that is consistent with the best interests of the Fund’s shareholders and designed to maximize shareholder value. The Adviser may abstain from voting if it determines that doing so is in the client's best interest or if the vote is deemed immaterial. In general, the Adviser will determine how to vote proxies based on reasonable judgment of the vote most likely to produce favorable financial results for the Funds.
The Funds will generally vote with management recommendations, but all proxies will be evaluated and reviewed for any conflicts of interest and the identification of any say-on-pay votes that must be reported on the Adviser’s N-PX. Any votes against management recommendations will be documented with the rationale of the decision.
Teucrium has engaged Broadridge Proxy Edge to assist with casting votes and recordkeeping. Broadridge will be included in Teucrium’s service provider oversight process and evaluated no less frequently than annually.
Conflicts of Interest
The Adviser will identify and address any conflicts of interest that may arise in the proxy voting process. In cases where a conflict is identified, the Adviser will either disclose the conflict to the client or vote according to a pre-determined policy designed to mitigate the conflict.
Client Requests for Information
Clients may request information regarding how proxies were voted on their behalf. As required, Teucrium will post the Form N-PX on its website and will provide a summary of proxy voting activity upon request and disclose this policy to ETF shareholders as required.
Recordkeeping
Teucrium, in accordance with SEC recordkeeping rules, shall maintain for a period of at least five (5) years from the end of the fiscal year voted: a record of each proxy statement received regarding client securities, records of votes cast on behalf of clients, records of client requests for proxy voting information, a copy of any written response and all documents prepared by Teucrium regarding votes cast in contradiction to the pre-determined benchmark proxy voting guidelines, and all proxy voting policies and procedures and any amendments.

Revised: September 2, 2025

A-1

AlphaDroid® Broad Markets Momentum ETF (EZMO)
AlphaDroid® Defensive Sector Rotation ETF (EZRO)

Each, a series of Listed Funds Trust

Listed on The Nasdaq Stock Market, LLC

PROSPECTUS

April 30, 2026

These securities have not been approved or disapproved by the U.S. Securities and Exchange Commission (the “SEC”), nor has the SEC passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

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ALPHADROID® BROAD MARKETS MOMENTUM ETF - FUND SUMMARY
Investment Objective
The AlphaDroid® Broad Markets Momentum ETF (the “Broad Markets ETF” or the “Fund”) seeks to track the total return performance, before fees and expenses, of the AlphaDroid® EZ-MO Broad Markets Momentum Index (“Broad Markets Index” or the “Index”).
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund (“Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below.

Shareholder Fees (fees paid directly from your investment)	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee[1]	0.95%
Distribution and/or Service (12b-1) Fees	None
Other Expenses[2]	0.00%
Acquired Fund Fees and Expenses[2]	0.03%
Total Annual Fund Operating Expenses[3]	0.98%
Less Fee Waiver[1]	-0.15%
Total Annual Fund Operating Expenses After Fee Waiver[3]	0.83%

1.Teucrium Investment Advisors, LLC, the Fund’s investment adviser (the “Adviser”), has contractually agreed to reduce the Fund’s management fee from 0.95% to 0.80% of the Fund’s average daily net assets until at least April 30, 2027. This agreement may be terminated only by, or with the consent of, the Listed Funds Trust (the “Trust”) Board of Trustees (the “Board”).
2.Estimated for current fiscal year.
3.The “Total Annual Fund Operating Expenses” and “Total Annual Fund Operating Expenses After Fee Waiver” will not correlate to the expense ratios in the Fund’s Financial Highlights and financial statements because the Financial Highlights and financial statements include only the direct operating expenses incurred by the Fund and exclude Acquired Fund Fees and Expenses, which are the indirect costs of investing in other investment companies.
Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The Example does not take into account brokerage commissions that you may pay on your purchases and sales of Shares. The Example reflects the management fee reduction described in the table above for the first year only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	$85	3 Years	$297
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in the Total Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. For the fiscal period October 15, 2025 (commencement of operations) through December 31, 2025, the Fund’s portfolio turnover rate was 24% of the average value of its portfolio.
Principal Investment Strategies
The Fund employs a “passive management” (or indexing) investment approach designed to track the total return performance, before fees and expenses, of the Index. The Fund invests in various types of U.S. publicly traded ETFs that comprise the Index (“Underlying ETFs”) and therefore operates as a “fund-of-funds.”
AlphaDroid® EZ-MO Broad Markets Momentum Index
The Index consists of a portfolio of underlying momentum strategies, each represented by a particular “Strategic Category” comprised of strategy candidate ETFs and an assigned allocation weight, as follows:
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Strategic Category	Weight	Strategy Candidates (by ticker)

SPY - Defender*	33.3%	SPY®

QQQ - Defender*	33.3%	QQQ®

Global Defender	33.3%	SPY®, QQQ®, SPEU, EEM

*SPY® is a registered trademark of Standard & Poor’s Financial Services LLC. QQQ® is a registered trademark of Invesco Capital Management LLC. All trademarks are the property of their respective owners and are used for informational purposes only. The Adviser is not affiliated with, sponsored by, or endorsed by any of the entities mentioned above.
The term “Defender” within each Strategic Category designation is intended to describe the defensive mechanisms employed during faltering Bull markets and Bear markets (described below). The “Global Defender” Strategic Category extends this approach globally (i.e., more expansively) by evaluating broad-market ETFs such as SPY®, QQQ®, SPEU, and EEM.
Each momentum strategy selects one ETF from within its Strategic Category of candidate ETFs to represent the strategy in the portfolio. Momentum strategies seek to identify ETFs having the highest expected subsequent monthly return performance (the “Momentum Leader”) relative to other candidates within its Strategic Category. The Index seeks to determine whether U.S. equity markets appear to be in an advancing market (a “Bull” indicator) or appear to have an elevated risk of market decline (a “Bear” indicator). The Index Provider employs a proprietary algorithm to make this assessment utilizing numerical market data. The Index utilizes artificial intelligence (“AI”) as well as third-party data and information to select Underlying ETFs. See “Additional Information About the Funds - Utilization of AI in Each Index’s Methodology” for more information.
The Index will remain in a Bull mode (or a Bear mode), as the case may be, until the algorithm determines to shift from Bull to Bear (or vice versa). When a Bull market is indicated, the Index identifies a portfolio of ETFs, one selected by the momentum strategy from each of its Strategic Categories. When a Bear market is indicated, each underlying momentum strategy automatically switches its model to a Bear market strategy by replacing the strategic candidate ETFs with a set of defensive candidate ETFs that are expected to perform better in Bear markets. These defensive candidate ETFs may be other candidate ETFs from the Strategic Category or may be ETFs outside of the candidate ETFs noted above, including exchange-traded products (“ETPs”) registered under the Securities Act of 1933, as amended (the “1933 Act”). Shifts between Bull or Bear mode generally occur at calendar month end, but may occur mid-month if the algorithm anticipates significant market shifts. The Index is reconstructed and rebalanced at each month-end and following each shift of the Bull/Bear Indicator.
During Bull markets, the Index selects a portfolio of three ETFs comprising the Momentum Leaders of each of its three underlying strategies. During faltering Bull markets, the Index further considers the momentum of “defensive backstop” (e.g., fixed income, commodities, U.S. Treasury, primary sector ETFs) or “broad U.S. equity markets” Strategic Categories intended to provide a performance floor for the Momentum Leader selection process. Defensive backstop categories generally exclude ETFs with a small asset size, limited operating history, leveraged or inverse ETFs and foreign ETFs. During Bear markets, the Index employs a Bear market strategy that seeks to avoid risk and secure a positive return by selecting Momentum Leaders from among a selection of bond, treasury, gold, and other defensive ETFs. The scope of each of these strategic categories inherently overlap, and a single ETF may be included in multiple Strategic Categories.
More information about the Index can be found under “Additional Information About the Funds.” As of March 31, 2026, the Index was weighted as follows: iShares Ultra Short Duration Bond Active ETF (33.3%), iShares 7-10 Year Treasury Bond ETF (33.3%) and iShares 10-20 Year Treasury Bond ETF (33.3%).
The Fund’s Investment Strategy
The Fund typically uses a “replication” strategy to seek to achieve its investment objective, meaning the Fund will invest in all or a substantial portion of the component securities of the Index in the same approximate proportions as in the Index, but may, when the Adviser believes it is in the best interests of the Fund, such as when replicating the Index involves practical difficulties, substantial costs or when an Index constituent becomes temporarily unavailable or illiquid, use a “representative sampling” strategy, meaning the Fund may invest in a sample of the Underlying ETFs in the Index whose risk, return and other characteristics closely resemble the risk, return and other characteristics of the Index as a whole. Under normal circumstances, at least 80% of the Fund’s net assets, plus the amount of any borrowings for investment purpose, will be invested in the component Underlying ETFs of the Index or other investments that provide exposure that is substantially similar to that of the component Underlying ETFs.
The Underlying ETFs in which the Fund may invest may pursue a wide variety of investment strategies and in some cases, be managed or sponsored by an entity affiliated with the Adviser. The Underlying ETFs primarily invest in a broad range of equity, fixed-income and other securities (e.g., U.S. Government securities, commodities, etc.), and may include a variety of asset classes, and represent a range of sectors and market capitalizations. Underlying ETFs may be actively or passively managed. Underlying ETFs that operate as passively managed index funds may invest directly in the component securities of the benchmark index or may seek to track the performance of the benchmark index by investing in a representative sample of benchmark index components. To the extent the
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Fund engages in representative sampling to seek to achieve its investment objective, the Fund may sell securities that are represented in the Index, purchase securities that are not represented in the Index, or make other adjustments to the Fund’s portfolio when the Adviser believes such transactions and/or adjustments will better enable the Fund to seek to achieve its investment objective.
Equity securities in an Underlying ETF’s portfolio may consist of preferred stock; growth and value common stocks; the stock of companies of any capitalization; sector-specific stocks; and domestic and foreign stocks, including emerging markets stocks. An Underlying ETF may also invest in equity-related derivatives, such as options, futures and swaps, to increase the return or to hedge, or protect, against adverse movements in interest rates and/or the securities markets, or a combination thereof. The Underlying ETFs in which the Fund invests may also invest in real estate investment trusts (“REITs”).
Fixed income securities in an Underlying ETF’s portfolio may include investment and non-investment grade debt securities, including U.S. Government securities (e.g., Treasury bills, notes, bonds and other debt obligations issued by the Treasury); corporate bonds; mortgage-related securities and other asset-backed securities; foreign debt securities; debt instruments of varying duration; convertible securities; variable and floating rate loans; and inflation-indexed bonds.
The Fund may also invest a portion of its assets in sector, commodity and other specialty or focused equity Underlying ETFs, which may invest in more concentrated portfolios or in small-cap, mid-cap or less-seasoned companies, or make significant use of complex investment techniques, such as leverage, short sales and margin. These Underlying ETFs may be riskier than other equity Underlying ETFs, but may hold the potential for higher reward. These ETFs may allow the Fund to participate in more specialized stock market trends, such as rotations between specific sectors or within emerging markets. The Fund may hold up to 40% of its assets in Underlying ETFs that focus on emerging markets. While the definition may vary somewhat across Underlying ETFs, the Fund generally considers “emerging market countries” to be those countries that have one or more of the following characteristics relative to more developed countries: (i) economies in the process of rapid growth or industrialization, (ii) lower income levels, (iii) underdeveloped but maturing infrastructures, and (iv) functioning but still developing financial systems or markets. The Fund may also invest in ETFs designed to capture the inverse of broad equity market indexes (i.e., Inverse ETFs).
Up to 20% of the Fund’s assets may be held in cash and cash equivalents (including U.S. treasury bills), or in other ETFs not included in the Index but which the Adviser believes will help the Fund pursue its investment strategy or as may be necessary for the Fund to comply with regulatory constraints (for example, potential limitations on investments in some underlying ETFs).
The Fund is expected to be as fully invested as practical, although it may maintain liquidity reserves to meet redemption requests. The Fund may invest a significant portion of its assets in any single Underlying ETF. To the extent the Index concentrates (i.e., holds more than 25% of its total assets) in the securities of a particular industry or group of related industries, the Fund will concentrate its investments to approximately the same extent as the Index through the Underlying ETFs, and may at times be heavily invested in one or more sectors.
The Fund is considered to be “non-diversified,” which means that it may invest a greater percentage of its assets in the securities of a single issuer or a smaller number of issuers than if it were a diversified fund.
The Fund may lend its portfolio securities to brokers, dealers and other financial organizations. These loans, if and when made, may not exceed 33 1/3% of the total asset value of the Fund (including the loan collateral). By lending its securities, the Fund may increase its income by receiving payments from the borrower.
Principal Investment Risks
The principal risks of investing in the Fund are summarized below. In addition to the Fund’s direct investment, because the Fund is a “fund of funds,” the principal risks of investing in the Fund are closely related to the principal risks associated with the Underlying ETFs and their investments. To the extent a reference refers to the Fund, it should be read to refer to the Underlying ETFs where the context requires. The principal risks are presented in alphabetical order to facilitate finding particular risks and comparing them with the risks of other funds. Each risk summarized below is considered a “principal risk” of investing in the Fund, regardless of the order in which it appears. As with any investment, there is a risk that you could lose all or a portion of your investment in the Fund. Some or all of these risks may adversely affect the Fund’s net asset value (“NAV”), trading price, yield, total return and/or ability to meet its investment objective. The following risks could affect the value of your investment in the Fund:
•Artificial Intelligence, Machine Learning and Deep Learning Investment Risk. Companies across a wide variety of industries, primarily in the technology sector, are exploring the possible applications of AI, machine learning and other deep learning technologies. The extent of such technologies’ versatility has not yet been fully explored. Consequently, the Fund’s holdings may include equity securities of operating companies that focus on or have exposure to a wide variety of activities in addition to their AI, machine learning and deep learning activities, and the economic fortunes of such companies may be tied to such other activities. Currently, there are few public companies for which AI, machine learning and deep learning technologies represent an attributable and significant revenue or profit stream, and such technologies may not ultimately have a material effect on the economic returns of companies in which the Fund invests. Companies that do have a focus on such technologies may rely on a combination of patents, copyrights, trademarks and trade secret laws to establish and protect their proprietary rights in their products and technologies. These companies also tend to engage in significant amounts of spending on research and development,
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and there is no guarantee that these products or services will be successful. The securities of such companies, especially smaller, start-up companies, also are typically more volatile than those of companies that do not rely heavily on technology.
•Asset Allocation Fund of Funds Risk. Asset allocation decisions, techniques, or analyses, or models implemented by the Index may not produce the expected returns, may cause the Fund’s shares to lose value or may cause the Fund to underperform other funds with similar investment goals. Although the theory behind asset allocation is that diversification among asset classes can help reduce volatility over the long term, you still may lose money and/or experience price volatility. Performance of asset classes and Underlying ETFs may diverge from historical performance and assumptions used to develop allocations in light of actual market conditions. There is a risk that you could achieve better returns by investing in individual ETFs or funds representing a single asset class rather than investing in a fund of funds. The Fund’s performance is also closely related to the Underlying ETFs’ performance and ability to meet their investment goals. Shareholders bear indirectly the expenses of the Underlying ETFs in which the Fund invests in addition to the Fund’s management fee so there is a risk of an additional layer or layers of fees. The Fund’s actual asset class allocations may deviate from the intended allocation because an Underlying ETF’s investments can change due to market movements, the Underlying ETF manager’s investment decisions or other factors, which could result in the Underlying ETF’s risk/return target not being met. As a fund of funds, the Fund is exposed to the same risks as the Underlying ETFs in proportion to the Fund’s allocation to those Underlying ETFs. To the extent that the Fund invests a significant portion of its assets in a single Underlying ETF, it may be more susceptible to risks associated with that ETF and its investments.
•Bear Market Bond Risk. When the Bull/Bear Indicator reflects a “Bear” designation, the Fund will be subject to bond and fixed income risks.
Changes in interest rates generally will cause the value of fixed-income and bond instruments held by Underlying ETFs to vary inversely to such changes. Prices of longer-term fixed-income instruments generally fluctuate more than the prices of shorter-term fixed income instruments as interest rates change. Fixed-income instruments that are fixed-rate are generally more susceptible than floating rate loans to price volatility related to changes in prevailing interest rates. The prices of floating rate fixed-income instruments tend to have less fluctuation in response to changes in interest rates, but will have some fluctuation, particularly when the next interest rate adjustment on such security is further away in time or adjustments are limited in amount over time. Underlying ETFs may invest in short-term securities that, when interest rates decline, affect the ETF’s yield as these securities mature or are sold and the ETF purchases new short-term securities with lower yields. An obligor’s willingness and ability to pay interest or to repay principal due in a timely manner may be affected by, among other factors, its cash flow.
In addition, Underlying ETFs may invest in various fixed income and floating rate securities (such as municipal securities and high-yield (junk) bond securities) that are subject to additional risks. Those risks may be material and the risks differ for each of the types of underlying investments.
•Cash and Cash Equivalents Risk. Holding cash or cash equivalents rather than securities or other instruments, even strategically, may cause the Fund to risk losing opportunities to participate in market appreciation, and may cause the Fund to experience potentially lower returns than other funds that remain fully invested.
•Concentration Risk. Because the Fund’s assets will be concentrated in an industry or group of industries to the extent the Index concentrates in a particular industry or group of industries, the Fund is subject to loss due to adverse occurrences that may affect that industry or group of industries.
•Convertible Securities Risk. Convertible securities are subject to the risks affecting both equity and fixed income securities, including market, credit, liquidity and interest rate risk.
•Counterparty Risk. Investing in derivatives involves entering into contracts with third parties (i.e., counterparties). The use of derivatives involves risks that are different from those associated with ordinary portfolio securities transactions. The Underlying ETFs will be subject to credit risk (i.e., the risk that a counterparty is or is perceived to be unwilling or unable to make timely payments or otherwise meet its contractual obligations) with respect to the amount they expect to receive from counterparties to derivatives entered into by the Fund. If a counterparty becomes bankrupt or fails to perform its obligations, or if any collateral posted by the counterparty for the benefit of the Underlying ETF is insufficient or there are delays in the Underlying ETF’s ability to access such collateral, the value of an investment in the Underlying ETFs may decline. The counterparty to a listed futures contract is the derivatives clearing organization for the listed future. The listed future is held through a futures commission merchant (“FCM”) acting on behalf of the Underlying ETF. Consequently, the counterparty risk on a listed futures contract is the creditworthiness of the FCM and the exchange’s clearing corporation.
•Cybersecurity Risk. Cybersecurity incidents may allow an unauthorized party to gain access to Fund assets or proprietary information, or cause the Fund, the Adviser, and/or other service providers (including custodians and financial intermediaries) to suffer data breaches or data corruption. Additionally, cybersecurity failures or breaches of the electronic systems of the Fund, the Adviser, the Fund’s other service providers, market makers, Authorized Participants (“APs”), the Fund’s primary listing exchange, or the issuers of securities in which the Fund invests have the ability to disrupt and negatively affect the Fund’s business operations, including the ability to purchase and sell Shares, potentially resulting in financial losses to the Fund and its shareholders.
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•Derivatives Risk. The Underlying ETF’s derivative investments have risks, including the imperfect correlation between the value of such instruments and the underlying assets or index; the loss of principal, including the potential loss of amounts greater than the initial amount invested in the derivative instrument; and illiquidity of the derivative investments. The derivatives used by the Underlying ETF may give rise to a form of leverage. Leverage magnifies the potential for gain; however it may result in greater losses, which in some cases may cause the Underlying ETF to liquidate other portfolio investments at inopportune times (e.g., at a loss to comply with limits on leverage and derivatives risk limits imposed by the Investment Company Act of 1940 (the “1940 Act”) and the rules thereunder or when the Adviser otherwise would have preferred to hold the investment) or to meet redemption requests. Certain of the Underlying ETF’s transactions in derivatives could also affect the amount, timing, and character of distributions to shareholders, which may result in the Underlying ETF realizing more short-term capital gain and ordinary income subject to tax at ordinary income tax rates than it would if it did not engage in such transactions, which may adversely impact the Underlying ETF’s after-tax returns. To the extent the Underlying ETF invests in such derivative instruments, the value of the Underlying ETF’s portfolio is likely to experience greater volatility over short-term periods.
•Early Close/Trading Halt Risk. An exchange or market may close or issue trading halts on specific investments, or the ability to buy or sell certain securities or financial instruments may be restricted, which may result in the Fund being unable to buy or sell certain securities or financial instruments. In such circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments, and/or may incur substantial trading losses.
•Emerging Markets Risk. Emerging markets are subject to greater market volatility, lower trading volume, political and economic instability, increased potential for market manipulation, uncertainty regarding the existence of trading markets and more governmental limitations on foreign investment than more developed markets. In addition, securities in emerging markets may be subject to greater price fluctuations than securities in more developed markets. Differences in regulatory, accounting, auditing, and financial reporting and recordkeeping standards could impede the Adviser’s ability to evaluate local companies and impact the Fund’s performance.
•Equity Securities Risk. The equity securities held in the Fund’s portfolio may experience sudden, unpredictable drops in value or long periods of decline in value. This may occur because of factors that affect securities markets generally or factors affecting specific issuers, industries, sectors or companies in which the Fund invests. Common stocks are susceptible to general stock market fluctuations and to volatile increases and decreases in value as market confidence in and perceptions of their issuers change. Preferred stocks are subject to the risk that the dividend on the stock may be changed or omitted by the issuer, and that participation in the growth of an issuer may be limited.
•ETF Risks. The Fund is an ETF and invests in other ETFs. As a result of its structure, it is exposed, directly or indirectly, to the following risks:
◦Authorized Participants, Market Makers, and Liquidity Providers Concentration Risk. The Fund has a limited number of financial institutions that may act as APs. In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. Shares may trade at a material discount to NAV and possibly face delisting if either: (i) APs exit the business or otherwise become unable to process creation and/or redemption orders and no other APs step forward to perform these services, or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.
◦Costs of Buying or Selling Shares Risk. Due to the costs of buying or selling Shares, including brokerage commissions imposed by brokers and bid/ask spreads, frequent trading of Shares may significantly reduce investment results and an investment in Shares may not be advisable for investors who anticipate regularly making small investments.
◦Shares May Trade at Prices Other Than NAV Risk. As with all ETFs, Shares may be bought and sold in the secondary market at market prices. Although it is expected that the market price of Shares will approximate the Fund’s NAV, there may be times when the market price of Shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount) due to supply and demand of Shares or during periods of market volatility. This risk is heightened in times of market volatility, periods of steep market declines, and periods when there is limited trading activity for Shares in the secondary market, in which case such premiums or discounts may be significant. Because securities held by the Fund may trade on foreign exchanges that are closed when the Fund’s primary listing exchange is open, the Fund is likely to experience premiums or discounts greater than those of ETFs that invest in and hold only securities and other investments that are listed and trade in the U.S.
◦Trading Risk. Although Shares are listed for trading on The Nasdaq Stock Market, LLC (the “Exchange”) and may be traded on U.S. exchanges other than the Exchange, there can be no assurance that Shares will trade with any volume, or at all, on any stock exchange. In stressed market conditions, the liquidity of Shares may begin to mirror the liquidity of the Fund’s underlying portfolio holdings, which can be significantly less liquid than the Shares.
•Fixed Income Securities Risk. Generally, the value of fixed income securities will change inversely with changes in interest rates. As interest rates rise, the market value of fixed income securities tends to decrease. Conversely, as interest rates fall, the market value of fixed income securities tends to increase. This risk will be greater for long-term securities than for short-term
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securities. In recent periods, governmental financial regulators, including the U.S. Federal Reserve, have taken steps to decrease interest rates. Changes in government intervention may have adverse effects on investments, volatility, and the liquidity of debt markets.
◦Call Risk. During periods of falling interest rates, an issuer of a callable bond held by an Underlying ETF may “call” or repay the security prior to its stated maturity, and the Fund may have to reinvest the proceeds at lower interest rates, resulting in a decline in an Underlying ETF’s income.
◦Credit Risk. Credit risk refers to the possibility that the issuer of a security will not be able to make payments of interest and principal when due. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of an investment in that issuer.
◦Extension Risk. When interest rates rise, certain obligations will be paid off by the obligor more slowly than anticipated, causing the value of these securities to fall.
◦Interest Rate Risk. Generally, the value of fixed income securities will change inversely with changes in interest rates. As interest rates rise, the market value of fixed income securities tends to decrease. Conversely, as interest rates fall, the market value of fixed income securities tends to increase. This risk will be greater for long-term securities than for short-term securities. Changes in government intervention may have adverse effects on investments, volatility, and illiquidity in debt markets.
◦Floating Rate Securities Risk. These securities pay interest at rates that change periodically to reflect changes in market interest rates. Securities with floating or variable interest rates can be less sensitive to interest rate changes than securities with fixed interest rates, but may decline in value if their interest rates do not rise as much, or as quickly, as interest rates in general. Conversely, floating rate securities will not generally increase in value if interest rates decline. A decline in interest rates may result in a reduction of income received from floating rate securities held by the Fund and may adversely affect the value of the Fund’s shares. Generally, floating rate securities carry lower yields than fixed notes of the same maturity. The interest rate for a floating rate note resets or adjusts periodically by reference to a benchmark interest rate. The impact of interest rate changes on floating rate investments is typically mitigated by the periodic interest rate reset of the investments. Securities with longer durations tend to be more sensitive to interest rate changes, usually making them more volatile than securities with shorter durations. Floating rate notes generally are subject to legal or contractual restrictions on resale, may trade infrequently, and their value may be impaired when the Fund needs to liquidate such loans. Benchmark interest rates, such as the SOFR, may not accurately track market interest rates.
◦Income Risk. The Fund’s income may decline if interest rates fall. The risk of decline in income is heightened when fixed income instruments held by the Fund have floating or variable interest rates.
◦Inflation Risk. The market price of debt securities generally falls as inflation increases because the purchasing power of the future income and repaid principal is expected to be worth less when received by the Fund. Debt securities that pay a fixed rather than variable interest rate are especially vulnerable to inflation risk because variable-rate debt securities may be able to participate, over the long term, in rising interest rates which have historically corresponded with long-term inflationary trends.
◦Prepayment Risk. When interest rates fall, certain obligations will be paid off by the obligor more quickly than originally anticipated, and the proceeds may have to be invested in securities with lower yields.
•Foreign Securities Risk. Investments in non-U.S. securities involve certain risks that may not be present with investments in U.S. securities. These include risks of adverse changes in foreign economic, political, regulatory and other conditions; changes in currency exchange rates or exchange control regulations (including limitations on currency movements and exchanges); differing accounting, auditing, financial reporting, and legal standards and practices; differing securities market structures; and higher transaction costs. In addition, the securities of some foreign companies may be less liquid and, at times, more volatile than securities of comparable U.S. companies.
•Fund of Funds Risk. Because it invests primarily in other funds, the Fund’s investment performance largely depends on the investment performance of the selected Underlying ETFs. An investment in the Fund is subject to the risks associated with the ETFs that comprise the Index. At times, certain of the segments of the market represented by constituent ETFs in the Index may be out of favor and underperform other segments. The Fund will indirectly pay a proportional share of the expenses of the Underlying ETFs in which it invests (including operating expenses and management fees), which are identified in the fee schedule above as “Acquired Fund Fees and Expenses.”
•Geopolitical/Natural Disaster Risks. The Fund’s investments are subject to geopolitical and natural disaster risks, such as war, terrorism, trade disputes, political or economic dysfunction within some nations, public health crises and related geopolitical events, as well as environmental disasters, epidemics and/or pandemics, which may add to instability in world economies and volatility in markets. The impact may be short-term or may last for extended periods.
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•Gold Risk. The Fund may, from time to time, invest in Underlying ETFs that, in turn, invest primarily in the gold industry. The prices of gold and gold operation companies are affected by the price of gold as well as other prevailing market conditions. These prices may be volatile, fluctuating substantially over short periods of time. In times of stable economic growth, traditional equity and debt investments could offer greater appreciation potential and the price of gold may be adversely affected.
•Government Obligations Risk. No assurance can be given that the U.S. government will provide financial support to U.S. government-sponsored agencies or instrumentalities where it is not obligated to do so by law, such as the Federal National Mortgage Association (“Fannie Mae”) and the Federal Home Loan Mortgage Corporation (“Freddie Mac”). Securities issued by Fannie Mae and Freddie Mac have historically been supported only by the discretionary authority of the U.S. government. While the U.S. government provides financial support to various U.S. government-sponsored agencies and instrumentalities, such as Fannie Mae and Freddie Mac, no assurance can be given that it will always do so. In September 2008, at the direction of the U.S. Department of the Treasury, Fannie Mae and Freddie Mac were placed into conservatorship under the Federal Housing Finance Agency (“FHFA”), an independent regulator, and they remain in such status as of the date of this Prospectus. The U.S. government also took steps to provide additional financial support to Fannie Mae and Freddie Mac.
•Growth Investing Risk. Growth stocks can be volatile for several reasons. Since those companies usually invest a high portion of earnings in their businesses, they may lack the dividends of value stocks that can cushion stock prices in a falling market. The prices of growth stocks are based largely on projections of the issuer’s future earnings and revenues. If a company’s earnings or revenues fall short of expectations, its stock price may fall dramatically.
•Hedging Risk. Derivatives used by the Underlying ETFs to reduce volatility and generate returns may not perform as intended. There can be no assurance that the Underlying ETFs’ strategies will be effective. Such derivatives may expose the Underlying ETF, and therefore, the Fund, to losses, e.g., option premiums, to which it would not have otherwise been exposed. Further, the use of derivatives to hedge may not fully protect the Underlying ETF, and therefore, the Fund, against declines in the value of its portfolio securities.
•High Portfolio Turnover Risk. The Fund may frequently buy and sell investments. Higher portfolio turnover may result in the Fund paying higher levels of transaction costs and generating greater tax liabilities for shareholders. Portfolio turnover risk may cause the Fund’s performance to be less than you expect.
•High-Yield Securities Risk. The fixed income investments held by an Underlying ETF that are rated below investment grade, also known as “junk bonds”, are subject to additional risk factors such as increased possibility of default, illiquidity of the security, and changes in value based on public perception of the issuer. The price of high yield securities tends to be subject to greater volatility due to issuer-specific factors, such as operating results and outlook and to real or perceived adverse economic and competitive industry conditions. Such securities are generally considered speculative because they present a greater risk of loss, including default, than higher quality fixed income investments.
•Index Tracking Risk. The Fund and certain Underlying ETFs or other investment companies in which the Fund invests are not actively managed and instead attempt to track the performance of an unmanaged index of securities. This differs from an actively managed fund, which typically seeks to outperform a benchmark index. As a result, its holdings will hold constituent securities of the applicable index regardless of the current or projected performance of a specific security or a particular industry or market sector. Maintaining investments in securities regardless of market conditions or the performance of individual securities could cause the Underling ETF’s or Fund’s return to be lower than if it had employed an active strategy. In addition, the return may not match or achieve a high degree of correlation with the return of the applicable index due to expenses and transaction costs incurred in adjusting its portfolio. It is possible it may not always fully replicate the performance of the index.
•Inflation-Indexed Bonds Risk. Inflation-indexed bonds are debt securities whose principal value is periodically adjusted according to the rate of inflation. Two structures are common. The U.S. Treasury and some other issuers use a structure that accrues inflation into the principal value of the bond. Most other issuers pay out the Consumer Price Index (“CPI”) accruals as part of a semi-annual coupon. Although inflation-indexed bonds may be somewhat less liquid than Treasury Securities, they are generally as liquid as most other government securities. If the periodic adjustment rate measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds, even during a period of deflation. However, the current market value of the bonds is not guaranteed and will fluctuate. An Underlying ETF may also invest in other inflation related bonds which may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal.
•Limited Operating History Risk. The Fund is a recently organized investment company with a limited operating history. As a result, prospective investors have a limited track record or history on which to base their investment decision.
•Liquidity Risk. Liquidity risk exists when particular investments are difficult to purchase or sell. This can reduce the Fund's returns because the Fund may be unable to transact at advantageous times or prices.
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•Market Capitalization Risk.
◦Large-Capitalization Investing Risk. The securities of large-capitalization companies may be relatively mature compared to smaller companies and, therefore, subject to slower growth during times of economic expansion. Large-capitalization companies also may be unable to respond quickly to new competitive challenges, such as changes in technology and consumer tastes.
◦Mid-Capitalization Investing Risk. The securities of mid-capitalization companies may be more vulnerable to adverse issuer, market, political, or economic developments than securities of large-capitalization companies. The securities of mid-capitalization companies generally trade in lower volumes and are subject to greater and more unpredictable price changes than large-capitalization stocks or the stock market as a whole. Some mid-capitalization companies have limited product lines, markets, financial resources, and management personnel and tend to concentrate on fewer geographical markets relative to large-capitalization companies.
◦Small-Capitalization Investing Risk. The securities of small-capitalization companies may be more vulnerable to adverse issuer, market, political, or economic developments than securities of large- or mid-capitalization companies. The securities of small-capitalization companies generally trade in lower volumes and are subject to greater and more unpredictable price changes than large- or mid-capitalization stocks or the stock market as a whole. Some small-capitalization companies have limited product lines, markets, and financial and managerial resources and tend to concentrate on fewer geographical markets relative to larger capitalization companies. There is typically less publicly available information concerning smaller-capitalization companies than for larger, more established companies. Small-capitalization companies also may be particularly sensitive to changes in interest rates, government regulation, borrowing costs and earnings.
•Market Risk. The trading prices of securities and other instruments fluctuate in response to a variety of factors. These factors include events impacting the entire market or specific market segments, such as political, market and economic developments, as well as events that impact specific issuers. The Fund’s NAV and market price, like security and commodity prices generally, may fluctuate significantly in response to these and other factors. As a result, an investor could lose money over short or long periods of time. In addition, government actions or interventions (including, but not limited, to the threat or imposition of tariffs, trade restrictions, currency restrictions or similar actions) as well as developments related to economic, political (including geopolitical), social, public health, market, extreme weather, natural or man-made disasters, or other conditions or events have in the past and may in the future result in volatility in financial markets and reduced liquidity in equity, credit, and/or debt markets, which could adversely impact the Fund and its investments and their value and performance. These developments as well as other events could result in further market volatility and negatively affect financial asset prices, the liquidity of certain securities and the normal operations of securities exchanges and other markets.
~~•~~Momentum Investing Risk. Securities that exhibit momentum characteristics may be more volatile than the market as a whole. In addition, the returns of securities that previously have exhibited price momentum may be less than the returns of other styles of investing. Momentum can turn quickly, and stocks that previously have exhibited high momentum may not experience continued positive momentum, and they may also experience rapid and substantial declines in value. In addition, there may be periods when the momentum style of investing is out of favor, and the investment performance of the Fund may be negatively affected compared to the returns from other styles of investing.
•Monthly Rebalance Risk. Because the Index generally changes its exposure based on data only as of the last business day of each month, (i) the Index’s exposure may be affected by significant market movements at or near month end that are not predictive of the market’s performance for the subsequent month and (ii) changes to the Index’s exposure may lag a significant change in the market’s direction (up or down) by as long as a month if such changes first take effect at or near the beginning of a month. Such lags between market performance and changes to the Index’s exposure may result in significant underperformance relative to the broader equity or fixed income market.
•Mortgage- and Asset-Backed Securities Risk. The Underlying ETFs may invest in U.S. government agency-backed mortgage- and asset-backed securities. Mortgage- and asset-backed securities are subject to interest rate risk. Modest movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain types of these securities. When interest rates fall, mortgage- and asset-backed securities may be subject to prepayment risk. When interest rates rise, certain types of mortgage- and asset-backed securities are subject to extension risk. Mortgage- and asset-backed securities can also be subject to the risk of default on the underlying residential or commercial mortgage(s) or other assets.
•Non-Diversification Risk. The Fund is considered to be non-diversified, which means that it may invest more of its assets in the securities of a single issuer or a smaller number of issuers than if it were a diversified fund. As a result, the Fund may be more exposed to the risks associated with and developments affecting an individual issuer or a smaller number of issuers than a fund that invests more widely. This may increase the Fund’s volatility and cause the performance of a relatively smaller number of issuers to have a greater impact on the Fund’s performance.
•Other Investment Companies and ETPs Risk. The risks of investment in other investment companies, including ETFs registered under the 1940 Act, and ETPs registered under the 1933 Act, typically reflect the risks of the types of instruments in
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which the investment companies invest. By investing in another investment company or ETP, the Fund becomes a shareholder of that investment company or ETP and bears its proportionate share of the fees and expenses of the other investment company or ETP. The Fund will incur higher and duplicative expenses when it invests in other investment companies and ETPs. Investments in ETFs are also subject to the “ETF Risks” described above. The Fund may also invest in investment companies that pursue inverse investment strategies. Such investment companies are very different from most mutual funds or ETFs in that they seek to provide inverse investment results on a daily basis and are intended to be used as short-term trading vehicles. Such funds are not intended to be used by, and are not appropriate for, investors who do not intend to actively manage and monitor their portfolios. Because the ETPs in which the Fund may invest may have a significant portion of their assets exposed directly or indirectly to commodities or commodity-linked securities, developments affecting commodities may have a disproportionate impact on such ETPs and may subject the ETPs to greater volatility than investments in traditional securities. The shares of ETPs are not registered under the 1940 Act, and therefore, do not afford the Fund the investor protections of 1940 Act registered funds.
•Passive Investment Risk. The Fund is not actively managed and its Adviser would not sell shares of an equity security due to current or projected underperformance of a security industry or sector unless that security is removed from the Index or the selling of shares of that security is otherwise required upon a rebalancing of the Index as addressed in the Index methodology.
•Preferred Stock Risk. Preferred stock is subject to the risk that the dividend on the stock may be changed or omitted by the issuer, and that participation in the growth of an issuer may be limited.
•Privately Issued Securities Risk. The Fund may invest in privately-issued securities, including those that are normally purchased pursuant to Rule 144A or Regulation S under the 1933 Act. Privately-issued securities typically may be resold only to qualified institutional buyers, in a privately negotiated transaction, to a limited number of purchasers, or in limited quantities after they have been held for a specified period of time and other conditions are met for an exemption from registration. Because there may be relatively few potential purchasers for such securities, especially under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer, the Fund may find it more difficult to sell such securities when it may be advisable to do so or it may be able to sell such securities only at lesser prices than if such securities were more widely held and traded. At times, it also may be more difficult to determine the fair value of such securities for purposes of computing the Fund’s NAV due to the absence of an active trading market. There can be no assurance that a privately-issued security previously deemed to be liquid when purchased will continue to be liquid for as long as it is held by the Fund, and its value may decline as a result.
•Quantitative Security Selection Risk. The Index relies on a quantitative model that utilizes AI as well as third-party data and information to select Underlying ETFs. To the extent the model does not perform as designed or as intended, the Fund’s strategy may not be successfully implemented, and the Fund may lose value. In addition, if the underlying data used to construct the model is incorrect or incomplete, for reasons such as, but not limited to, market disruptions, accounting practices, regulatory matters, or acts of God, any decisions made in reliance thereon may lead to the inclusion or exclusion of Underlying ETFs that would have been excluded or included had the model or data been correct and complete.
•Rebalance Postponement & Ad Hoc Rebalance Risk. Unusual market conditions may cause the Index Provider (defined herein) to postpone a scheduled Index rebalance. A postponement could cause the performance and constituents of the Index, and therefore the Fund, to vary from those expected under normal conditions. Also, the Index Provider may rebalance the Index on an ad hoc basis. The Fund may also rebalance its portfolio to attempt to maintain its tracking of the Index. Any transaction costs and market exposure arising from such portfolio rebalancing will be borne directly by the Fund and its shareholders. Therefore, additional ad hoc rebalances may increase the costs to and the tracking error risk of the Fund.
•REIT Risk. Investment in real estate companies, including REITs, exposes the Fund to the risks of owning real estate directly. Real estate is highly sensitive to general and local economic conditions and developments. The U.S. real estate market may experience and has, in the past, experienced a decline in value, with certain regions experiencing significant losses in property values. Many real estate companies, including REITs, utilize leverage (and some may be highly leveraged), which increases investment risk and the risk normally associated with debt financing, and could potentially increase the Fund’s volatility and losses. Exposure to such real estate may adversely affect Fund performance. Further, REITs are dependent upon specialized management skills, and their investments may be concentrated in relatively few properties, or in a small geographic area or a single property type. REITs also are subject to heavy cash flow dependency and, as a result, are particularly reliant on the proper functioning of capital markets. A variety of economic and other factors may adversely affect a lessee’s ability to meet its obligations to a REIT. In the event of a default by a lessee, the REIT may experience delays in enforcing its rights as a lessor and may incur substantial costs associated in protecting its investments. In addition, a REIT could fail to qualify for favorable regulatory treatment.
•Sector Risk. The Fund will be subject to economic sector risks. To the extent the Index is weighted more heavily in particular sectors of the economy (such as healthcare, materials, energy, financial services, insurance, etc.), the Fund’s performance will be especially sensitive to developments that significantly affect those sectors. Those risks may be material and the risks differ for each of the various sectors.
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•Securities Lending Risk. There are certain risks associated with securities lending, including the risk that the borrower may fail to return the securities on a timely basis or even the loss of rights in the collateral deposited by the borrower, if the borrower should fail financially. The Fund could also lose money in the event of a decline in the value of collateral provided for loaned securities or a decline in the value of any investments made with cash collateral. As a result, the Fund may lose money.
•Special Tax Risk. The Fund intends to qualify as a “regulated investment company” (“RIC”); however, the federal income tax treatment of certain aspects of the proposed operations of the Fund are not entirely clear. In particular, at least 90% of the Fund’s gross income each taxable year must be derived from dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income derived with respect to its business of investing in such stock, securities or foreign currencies and net income derived from interests in qualified publicly traded partnerships (the “Qualifying Income Requirement”). Similar to other ETFs, when the Fund disposes of appreciated property by distributing such appreciated property in-kind pursuant to redemption requests of AP shareholders under Section 852(b)(6) of the Internal Revenue Code of 1986, as amended (the “Code”), the Fund does not expect to recognize any built-in gain in such appreciated property. Accordingly, the Fund expects to treat the gain realized from the disposition of such appreciated property as not factoring into the Qualifying Income Requirement regardless of whether such gain would have generated non-qualifying income in a taxable disposition. The Fund has not received an opinion of counsel or guidance from the Internal Revenue Service (“IRS”) regarding whether Section 852(b)(6) will be available when the Fund distributes such appreciated property in a redemption transaction. If the IRS or a court were to disagree with the Fund’s position as to the applicability of this nonrecognition rule to the Fund’s dispositions, the Fund could be under-distributed with respect to its income or gains and/or potentially fail to satisfy the Qualifying Income Requirement. If the Fund is under-distributed, it could be subject to an excise tax, subject to a corporate level tax, and potentially causing the character of the amounts reported to shareholders to be incorrect. Moreover, if the Fund fails to distribute at least 90% of its investment company taxable income and net tax-exempt income for the taxable year, the Fund would be subject to tax as a regular corporation for the taxable year. Alternatively, the Fund may be required to pay a deficiency dividend (without having received additional cash) and applicable interest, and such dividend would be paid to the then current shareholders of the Fund. In addition, unless the Fund is able to avail itself of a savings provision, a failure of the Qualifying Income Requirement would cause the Fund to fail to qualify as a RIC. If, for any year, the Fund fails to qualify as a RIC, the Fund itself generally would be subject to regular corporate U.S. federal income tax, and distributions received by its shareholders would be subject to further U.S. federal income tax. Failure to comply with the requirements for qualification as a RIC would have significant negative economic consequences to the Fund’s shareholders.
•Tracking Error Risk. As with all index funds, the performance of the Fund and its Index may differ from each other for a variety of reasons. For example, the Fund incurs operating expenses and portfolio transaction costs not incurred by the Index. In addition, the Fund may not be fully invested in the securities of the Index at all times or may hold securities not included in the Index.
•Valuation Risk. The Underlying ETFs may hold securities or other assets that may be valued on the basis of factors other than readily available market quotations. This may occur, for example, in times of market turmoil or reduced liquidity. There are multiple methods that can be used to value a portfolio holding when market quotations are not readily available. The value established for any portfolio holding at a point in time might differ from what would be produced using a different methodology or if it had been priced using market quotations. Portfolio holdings that are valued using techniques other than market quotations, including “fair valued” assets or securities, may be subject to greater fluctuation in their valuations from one day to the next than if market quotations were used. In addition, there is no assurance that an Underlying ETF could sell or close out a portfolio position for the value established for it at any time, and it is possible that an Underlying ETF would incur a loss because a portfolio position is sold or closed out at a discount to the valuation established by the Underlying ETF at that time. The ability to value investments may be impacted by technological issues or errors by pricing services or other third-party service providers.
•Value Investing Risk. Because the Fund may utilize a value style of investing, the Fund could suffer losses or produce poor results relative to other funds, even in a rising market, if the Adviser’s assessment of a company’s value or prospects for exceeding earnings expectations or market conditions is incorrect.
Performance
Performance information for the Fund is not included because the Fund did not have a full calendar year of performance prior to the date of this Prospectus. In the future, performance information for the Fund will be presented in this section. Updated performance information is available on the Fund’s website at www.teucrium.com.
Management

Investment Adviser:	Teucrium Investment Advisors, LLC
Portfolio Managers:	Springer Harris, Joran Haugens, and Chris Small each a Portfolio Manager of the Adviser, have been portfolio managers of the Fund since its inception in October 2025.
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Purchase and Sale of Shares
The Fund issues and redeems Shares at NAV only in large blocks known as “Creation Units,” which only APs (typically, broker-dealers) may purchase or redeem. The Fund generally issues and redeems Creation Units in exchange for a portfolio of securities and/or a designated amount of U.S. cash.
Shares are listed on the Exchange, and individual Shares may only be bought and sold in the secondary market through a broker or dealer at market prices, rather than NAV. Because Shares trade at market prices rather than NAV, Shares may trade at a price greater than NAV (premium) or less than NAV (discount).
An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares (the “bid” price) and the lowest price a seller is willing to accept for Shares (the “ask” price) when buying or selling Shares in the secondary market. The difference in the bid and ask prices is referred to as the “bid-ask spread.”
Recent information regarding the Fund’s NAV, market price, how often Shares traded on the Exchange at a premium or discount, and bid-ask spreads can be found on the Fund’s website at www.teucrium.com.
Tax Information
The Fund’s distributions are generally taxable as ordinary income, qualified dividend income, or capital gains (or a combination), unless your investment is held in an individual retirement account (“IRA”) or other tax-advantaged account. Distributions on investments made through tax-deferred arrangements may be taxed later upon withdrawal of assets from those accounts.
Financial Intermediary Compensation
If you purchase Shares through a broker-dealer or other financial intermediary (such as a bank) (an “Intermediary”), the Adviser or its affiliates may pay Intermediaries for certain activities related to the Fund, including participation in activities that are designed to make Intermediaries more knowledgeable about exchange-traded products, including the Fund, or for other activities, such as marketing, educational training or other initiatives related to the sale or promotion of Shares. These payments may create a conflict of interest by influencing the Intermediary and your salesperson to recommend the Fund over another investment. Any such arrangements do not result in increased Fund expenses. Ask your salesperson or visit the Intermediary’s website for more information.
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ALPHADROID® DEFENSIVE SECTOR ROTATION ETF - FUND SUMMARY
Investment Objective
The AlphaDroid® Defensive Sector Rotation ETF (the “Defensive Sector ETF” or the “Fund”) seeks to track the total return performance, before fees and expenses, of the AlphaDroid® EZ-RO Defensive Sector Rotation Index (“Defensive Sector Index” or the “Index”).
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund (“Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below.

Shareholder Fees (fees paid directly from your investment)	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.95%
Distribution and/or Service (12b-1) Fees	None
Other Expenses[1]	0.00%
Acquired Fund Fees and Expenses[1]	0.06%
Total Annual Fund Operating Expenses[2]	1.01%

1.Estimated for current fiscal year.
2.The Total Annual Fund Operating Expenses will not correlate to the expense ratio in the Fund’s Financial Highlights and financial statements because the Financial Highlights and financial statements include only the direct operating expenses incurred by the Fund and exclude Acquired Fund Fees and Expenses, which are the indirect costs of investing in other investment companies.
Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The Example does not take into account brokerage commissions that you may pay on your purchases and sales of Shares. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	$103	3 Years	$322
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in the Total Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. For the fiscal period October 15, 2025 (commencement of operations) through December 31, 2025, the Fund’s portfolio turnover rate was 82% of the average value of its portfolio.
Principal Investment Strategies
The Fund employs a “passive management” (or indexing) investment approach designed to track the total return performance, before fees and expenses, of the Index. The Fund invests in various types of U.S. publicly traded ETFs that comprise the Index (“Underlying ETFs”) and therefore operates as a “fund-of-funds.”
AlphaDroid® EZ-RO Defensive Sector Rotation Index
The Index consists of a portfolio of underlying momentum strategies, each represented by a particular “Strategic Category” and an assigned allocation weight, as follows:

Strategic Category	Weight	Strategy Candidates (by ticker)

Sectors - SPDR*	12.5%	XLB, XLE, XLF, XLK, XLP, XLI, XLC, XLV, XLY, MDY, SPY®

Sectors - iShares*	12.5%	IYM, IYW, IYE, IYF, IYH, IYK, IYJ, IYZ, IWY, IYC

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Strategic Category	Weight	Strategy Candidates (by ticker)

Sectors - Vanguard*	12.5%	VGT, VHT, VFH, VIS, VDE, VCR, VDC, VOX, VNQ, VOO, VUG

Sectors - Dissimilar	12.5%	XLE, DIA, IYF, PEJ, ITA, MDYG, PJP, XRT, IWY, ITB, XLK

Subsectors - SPDR	12.5%	XAR, XPH, XHE, XNTK, XTL, XTN, XRT, DIA, SPYG, MDYG

Subsectors - iShares*	12.5%	IHI, IWY, IYE, IYK, IYZ, ITA, ITB, IYR, IGV, IHE

AI Champions	12.5%	IYW, ARKK, XLC, BOTZ, THNQ, WISE, PSI, WTAI, ROBT, SOXX, CHAT

Global Prudence	12.5%	QQQ®, IWY, SPY®, SPYG, EEM, SPEU
*SPDR® is a registered trademark of Standard & Poor’s Financial Services LLC and has been licensed for use by State Street Global Advisors. iShares® is a registered trademark of BlackRock, Inc. Vanguard® is a registered trademark of The Vanguard Group, Inc. All trademarks are the property of their respective owners and are used for identification purposes only. The Adviser is not affiliated with, endorsed by, or sponsored by any of the entities mentioned above.
Each momentum strategy selects one ETF from within its Strategic Category of candidate ETFs to represent the strategy in the portfolio. Momentum strategies seek to identify ETFs having the highest expected subsequent monthly return performance (the “Momentum Leader”) relative to other candidates within its Strategic Category. The Index seeks to determine whether U.S. equity markets appear to be in an advancing market (a “Bull” indicator) or appear to have an elevated risk of market decline (a “Bear” indicator). The Index Provider employs a proprietary algorithm to make this assessment utilizing numerical market data. The Index utilizes artificial intelligence (“AI”) as well as third-party data and information to select Underlying ETFs. See “Additional Information About the Funds - Utilization of AI in Each Index’s Methodology” for more information.
The Index will remain in a Bull mode (or a Bear mode), as the case may be, until the algorithm determines to shift from Bull to Bear (or vice versa). When a Bull market is indicated, the Index identifies a portfolio of ETFs, one selected by the momentum strategy from each of its Strategic Categories. When a Bear market is indicated, each underlying momentum strategy automatically switches its model to a Bear market strategy by replacing the strategic candidate ETFs with a set of defensive candidate ETFs that are expected to perform better in Bear markets. These defensive candidate ETFs may be other candidate ETFs from the Strategic Category or may be ETFs outside of the candidate ETFs noted above, including exchange-traded products (“ETPs”) registered under the Securities Act of 1933, as amended (the “1933 Act”). Shifts between Bull or Bear mode generally occur at calendar month end, but may occur mid-month if the algorithm anticipates significant market shifts. The Index is reconstructed and rebalanced at each month-end and following each shift of the Bull/Bear Indicator.
During Bull markets, the Index selects a portfolio of eight ETFs comprising the Momentum Leaders of each of its eight underlying strategies. During faltering Bull markets, the Index further considers the momentum of “defensive backstop” (e.g., fixed income, commodities, U.S. Treasury, primary sector ETFs) or “broad U.S. equity markets” Strategic Categories intended to provide a performance floor for the Momentum Leader selection process. Defensive backstop categories generally exclude ETFs with a small asset size, limited operating history, leveraged or inverse ETFs and foreign ETFs. During Bear markets, the Index employs a Bear market strategy that seeks to avoid risk and secure a positive return by selecting Momentum Leaders from among a selection of bond, treasury, gold, and other defensive ETFs. The scope of each of these strategic categories inherently overlap, and a single ETF may be included in multiple Strategic Categories.
More information about the Index can be found under “Additional Information About the Funds.” As of March 31, 2026, the Index was weighted as follows: iShares 10-20 Year Treasury Bond ETF (12.5%), iShares Ultra Short Duration Bond Active ETF (12.5%), iShares 7-10 Year Treasury Bond ETF (50.0%), and PIMCO Broad US TIPS Index ETF (25.0%).
The Fund’s Investment Strategy
The Fund typically uses a “replication” strategy to seek to achieve its investment objective, meaning the Fund will invest in all or a substantial portion of the component securities of the Index in the same approximate proportions as in the Index, but may, when the Adviser believes it is in the best interests of the Fund, such as when replicating the Index involves practical difficulties, substantial costs or when an Index constituent becomes temporarily unavailable or illiquid, use a “representative sampling” strategy, meaning the Fund may invest in a sample of the Underlying ETFs in the Index whose risk, return and other characteristics closely resemble the risk, return and other characteristics of the Index as a whole. Under normal circumstances, at least 80% of the Fund’s net assets, plus
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the amount of any borrowings for investment purpose, will be invested in the component Underlying ETFs of the Index or other investments that provide exposure that is substantially similar to that of the component Underlying ETFs.
The Underlying ETFs in which the Fund may invest may pursue a wide variety of investment strategies and in some cases, be managed or sponsored by an entity affiliated with the Adviser. The Underlying ETFs primarily invest in a broad range of equity, fixed-income and other securities (e.g., U.S. Government securities, commodities, etc.), and may include a variety of asset classes, and represent a range of sectors and market capitalizations. Underlying ETFs may be actively or passively managed. Underlying ETFs that operate as passively managed index funds may invest directly in the component securities of the benchmark index or may seek to track the performance of the benchmark index by investing in a representative sample of benchmark index components. To the extent the Fund engages in representative sampling to seek to achieve its investment objective, the Fund may sell securities that are represented in the Index, purchase securities that are not represented in the Index, or make other adjustments to the Fund’s portfolio when the Adviser believes such transactions and/or adjustments will better enable the Fund to seek to achieve its investment objective.
Equity securities in an Underlying ETF’s portfolio may consist of preferred stock; growth and value common stocks; the stock of companies of any capitalization; sector-specific stocks; and domestic and foreign stocks, including emerging markets stocks. An Underlying ETF may also invest in equity-related derivatives, such as options, futures and swaps, to increase the return or to hedge, or protect, against adverse movements in interest rates and/or the securities markets, or a combination thereof. The Underlying ETFs in which the Fund invests may also invest in real estate investment trusts (“REITs”).
Fixed income securities in an Underlying ETF’s portfolio may include investment and non-investment grade debt securities, including U.S. Government securities (e.g., Treasury bills, notes, bonds and other debt obligations issued by the Treasury); corporate bonds; mortgage-related securities and other asset-backed securities; foreign debt securities; debt instruments of varying duration; convertible securities; variable and floating rate loans; and inflation-indexed bonds.
The Fund may also invest a portion of its assets in sector, commodity and other specialty or focused equity Underlying ETFs, which may invest in more concentrated portfolios or in small-cap, mid-cap or less-seasoned companies, or make significant use of complex investment techniques, such as leverage, short sales and margin. These Underlying ETFs may be riskier than other equity Underlying ETFs, but may hold the potential for higher reward. These ETFs may allow the Fund to participate in more specialized stock market trends, such as rotations between specific sectors or within emerging markets. The Fund may hold up to 40% of its assets in Underlying ETFs that focus on emerging markets. While the definition may vary somewhat across Underlying ETFs, the Fund generally considers “emerging market countries” to be those countries that have one or more of the following characteristics relative to more developed countries: (i) economies in the process of rapid growth or industrialization, (ii) lower income levels, (iii) underdeveloped but maturing infrastructures, and (iv) functioning but still developing financial systems or markets. The Fund may also invest in ETFs designed to capture the inverse of broad equity market indexes (i.e., Inverse ETFs).
Up to 20% of the Fund’s assets may be held in cash and cash equivalents (including U.S. treasury bills), or in other ETFs not included in the Index but which the Adviser believes will help the Fund pursue its investment strategy or as may be necessary for the Fund to comply with regulatory constraints (for example, potential limitations on investments in some underlying ETFs).
The Fund is expected to be as fully invested as practical, although it may maintain liquidity reserves to meet redemption requests. The Fund may invest a significant portion of its assets in any single Underlying ETF. To the extent the Index concentrates (i.e., holds more than 25% of its total assets) in the securities of a particular industry or group of related industries, the Fund will concentrate its investments to approximately the same extent as the Index through the Underlying ETFs, and may at times be heavily invested in one or more sectors.
The Fund is considered to be “non-diversified,” which means that it may invest a greater percentage of its assets in the securities of a single issuer or a smaller number of issuers than if it were a diversified fund.
The Fund may lend its portfolio securities to brokers, dealers and other financial organizations. These loans, if and when made, may not exceed 33 1/3% of the total asset value of the Fund (including the loan collateral). By lending its securities, the Fund may increase its income by receiving payments from the borrower.
Principal Investment Risks
The principal risks of investing in the Fund are summarized below. In addition to the Fund’s direct investment, because the Fund is a “fund of funds,” the principal risks of investing in the Fund are closely related to the principal risks associated with the Underlying ETFs and their investments. To the extent a reference refers to the Fund, it should be read to refer to the Underlying ETFs where the context requires. The principal risks are presented in alphabetical order to facilitate finding particular risks and comparing them with the risks of other funds. Each risk summarized below is considered a “principal risk” of investing in the Fund, regardless of the order in which it appears. As with any investment, there is a risk that you could lose all or a portion of your investment in the Fund. Some or all of these risks may adversely affect the Fund’s net asset value (“NAV”), trading price, yield, total return and/or ability to meet its investment objective. The following risks could affect the value of your investment in the Fund:
•Artificial Intelligence, Machine Learning and Deep Learning Investment Risk. Companies across a wide variety of industries, primarily in the technology sector, are exploring the possible applications of AI, machine learning and other deep
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learning technologies. The extent of such technologies’ versatility has not yet been fully explored. Consequently, the Fund’s holdings may include equity securities of operating companies that focus on or have exposure to a wide variety of activities in addition to their AI, machine learning and deep learning activities, and the economic fortunes of such companies may be tied to such other activities. Currently, there are few public companies for which AI, machine learning and deep learning technologies represent an attributable and significant revenue or profit stream, and such technologies may not ultimately have a material effect on the economic returns of companies in which the Fund invests. Companies that do have a focus on such technologies may rely on a combination of patents, copyrights, trademarks and trade secret laws to establish and protect their proprietary rights in their products and technologies. These companies also tend to engage in significant amounts of spending on research and development, and there is no guarantee that these products or services will be successful. The securities of such companies, especially smaller, start-up companies, also are typically more volatile than those of companies that do not rely heavily on technology.
•Asset Allocation Fund of Funds Risk. Asset allocation decisions, techniques, or analyses, or models implemented by the Index may not produce the expected returns, may cause the Fund’s shares to lose value or may cause the Fund to underperform other funds with similar investment goals. Although the theory behind asset allocation is that diversification among asset classes can help reduce volatility over the long term, you still may lose money and/or experience price volatility. Performance of asset classes and Underlying ETFs may diverge from historical performance and assumptions used to develop allocations in light of actual market conditions. There is a risk that you could achieve better returns by investing in individual ETFs or funds representing a single asset class rather than investing in a fund of funds. The Fund’s performance is also closely related to the Underlying ETFs’ performance and ability to meet their investment goals. Shareholders bear indirectly the expenses of the Underlying ETFs in which the Fund invests in addition to the Fund’s management fee so there is a risk of an additional layer or layers of fees. The Fund’s actual asset class allocations may deviate from the intended allocation because an Underlying ETF’s investments can change due to market movements, the Underlying ETF manager’s investment decisions or other factors, which could result in the Underlying ETF’s risk/return target not being met. As a fund of funds, the Fund is exposed to the same risks as the Underlying ETFs in proportion to the Fund’s allocation to those Underlying ETFs. To the extent that the Fund invests a significant portion of its assets in a single Underlying ETF, it may be more susceptible to risks associated with that ETF and its investments.
•Bear Market Bond Risk. When the Bull/Bear Indicator reflects a “Bear” designation, the Fund will be subject to bond and fixed income risks.
Changes in interest rates generally will cause the value of fixed-income and bond instruments held by Underlying ETFs to vary inversely to such changes. Prices of longer-term fixed-income instruments generally fluctuate more than the prices of shorter-term fixed income instruments as interest rates change. Fixed-income instruments that are fixed-rate are generally more susceptible than floating rate loans to price volatility related to changes in prevailing interest rates. The prices of floating rate fixed-income instruments tend to have less fluctuation in response to changes in interest rates, but will have some fluctuation, particularly when the next interest rate adjustment on such security is further away in time or adjustments are limited in amount over time. Underlying ETFs may invest in short-term securities that, when interest rates decline, affect the ETF’s yield as these securities mature or are sold and the ETF purchases new short-term securities with lower yields. An obligor’s willingness and ability to pay interest or to repay principal due in a timely manner may be affected by, among other factors, its cash flow.
In addition, Underlying ETFs may invest in various fixed income and floating rate securities (such as municipal securities and high-yield (junk) bond securities) that are subject to additional risks. Those risks may be material and the risks differ for each of the types of underlying investments.
•Cash and Cash Equivalents Risk. Holding cash or cash equivalents rather than securities or other instruments, even strategically, may cause the Fund to risk losing opportunities to participate in market appreciation, and may cause the Fund to experience potentially lower returns than other funds that remain fully invested.
•Concentration Risk. Because the Fund’s assets will be concentrated in an industry or group of industries to the extent the Index concentrates in a particular industry or group of industries, the Fund is subject to loss due to adverse occurrences that may affect that industry or group of industries.
•Convertible Securities Risk. Convertible securities are subject to the risks affecting both equity and fixed income securities, including market, credit, liquidity and interest rate risk.
•Counterparty Risk. Investing in derivatives involves entering into contracts with third parties (i.e., counterparties). The use of derivatives involves risks that are different from those associated with ordinary portfolio securities transactions. The Underlying ETFs will be subject to credit risk (i.e., the risk that a counterparty is or is perceived to be unwilling or unable to make timely payments or otherwise meet its contractual obligations) with respect to the amount they expect to receive from counterparties to derivatives entered into by the Fund. If a counterparty becomes bankrupt or fails to perform its obligations, or if any collateral posted by the counterparty for the benefit of the Underlying ETF is insufficient or there are delays in the Underlying ETF’s ability to access such collateral, the value of an investment in the Underlying ETFs may decline. The counterparty to a listed futures contract is the derivatives clearing organization for the listed future. The listed future is held through a futures commission merchant (“FCM”) acting on behalf of the Underlying ETF. Consequently, the counterparty risk on a listed futures contract is the creditworthiness of the FCM and the exchange’s clearing corporation.
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•Cybersecurity Risk. Cybersecurity incidents may allow an unauthorized party to gain access to Fund assets or proprietary information, or cause the Fund, the Adviser, and/or other service providers (including custodians and financial intermediaries) to suffer data breaches or data corruption. Additionally, cybersecurity failures or breaches of the electronic systems of the Fund, the Adviser, the Fund’s other service providers, market makers, Authorized Participants (“APs”), the Fund’s primary listing exchange, or the issuers of securities in which the Fund invests have the ability to disrupt and negatively affect the Fund’s business operations, including the ability to purchase and sell Shares, potentially resulting in financial losses to the Fund and its shareholders.
•Derivatives Risk. The Underlying ETF’s derivative investments have risks, including the imperfect correlation between the value of such instruments and the underlying assets or index; the loss of principal, including the potential loss of amounts greater than the initial amount invested in the derivative instrument; and illiquidity of the derivative investments. The derivatives used by the Underlying ETF may give rise to a form of leverage. Leverage magnifies the potential for gain; however it may result in greater losses, which in some cases may cause the Underlying ETF to liquidate other portfolio investments at inopportune times (e.g., at a loss to comply with limits on leverage and derivatives risk limits imposed by the Investment Company Act of 1940 (the “1940 Act”) and the rules thereunder or when the Adviser otherwise would have preferred to hold the investment) or to meet redemption requests. Certain of the Underlying ETF’s transactions in derivatives could also affect the amount, timing, and character of distributions to shareholders, which may result in the Underlying ETF realizing more short-term capital gain and ordinary income subject to tax at ordinary income tax rates than it would if it did not engage in such transactions, which may adversely impact the Underlying ETF’s after-tax returns. To the extent the Underlying ETF invests in such derivative instruments, the value of the Underlying ETF’s portfolio is likely to experience greater volatility over short-term periods.
•Early Close/Trading Halt Risk. An exchange or market may close or issue trading halts on specific investments, or the ability to buy or sell certain securities or financial instruments may be restricted, which may result in the Fund being unable to buy or sell certain securities or financial instruments. In such circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments, and/or may incur substantial trading losses.
•Emerging Markets Risk. Emerging markets are subject to greater market volatility, lower trading volume, political and economic instability, increased potential for market manipulation, uncertainty regarding the existence of trading markets and more governmental limitations on foreign investment than more developed markets. In addition, securities in emerging markets may be subject to greater price fluctuations than securities in more developed markets. Differences in regulatory, accounting, auditing, and financial reporting and recordkeeping standards could impede the Adviser’s ability to evaluate local companies and impact the Fund’s performance.
•Equity Securities Risk. The equity securities held in the Fund’s portfolio may experience sudden, unpredictable drops in value or long periods of decline in value. This may occur because of factors that affect securities markets generally or factors affecting specific issuers, industries, sectors or companies in which the Fund invests. Common stocks are susceptible to general stock market fluctuations and to volatile increases and decreases in value as market confidence in and perceptions of their issuers change. Preferred stocks are subject to the risk that the dividend on the stock may be changed or omitted by the issuer, and that participation in the growth of an issuer may be limited.
•ETF Risks. The Fund is an ETF and invests in other ETFs. As a result of its structure, it is exposed, directly or indirectly, to the following risks:
◦Authorized Participants, Market Makers, and Liquidity Providers Concentration Risk. The Fund has a limited number of financial institutions that may act as APs. In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. Shares may trade at a material discount to NAV and possibly face delisting if either: (i) APs exit the business or otherwise become unable to process creation and/or redemption orders and no other APs step forward to perform these services, or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.
◦Costs of Buying or Selling Shares Risk. Due to the costs of buying or selling Shares, including brokerage commissions imposed by brokers and bid/ask spreads, frequent trading of Shares may significantly reduce investment results and an investment in Shares may not be advisable for investors who anticipate regularly making small investments.
◦Shares May Trade at Prices Other Than NAV Risk. As with all ETFs, Shares may be bought and sold in the secondary market at market prices. Although it is expected that the market price of Shares will approximate the Fund’s NAV, there may be times when the market price of Shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount) due to supply and demand of Shares or during periods of market volatility. This risk is heightened in times of market volatility, periods of steep market declines, and periods when there is limited trading activity for Shares in the secondary market, in which case such premiums or discounts may be significant. Because securities held by the Fund may trade on foreign exchanges that are closed when the Fund’s primary listing exchange is open, the Fund is likely to experience premiums or discounts greater than those of ETFs that invest in and hold only securities and other investments that are listed and trade in the U.S.
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◦Trading Risk. Although Shares are listed for trading on The Nasdaq Stock Market, LLC (the “Exchange”) and may be traded on U.S. exchanges other than the Exchange, there can be no assurance that Shares will trade with any volume, or at all, on any stock exchange. In stressed market conditions, the liquidity of Shares may begin to mirror the liquidity of the Fund’s underlying portfolio holdings, which can be significantly less liquid than the Shares.
•Fixed Income Securities Risk. Generally, the value of fixed income securities will change inversely with changes in interest rates. As interest rates rise, the market value of fixed income securities tends to decrease. Conversely, as interest rates fall, the market value of fixed income securities tends to increase. This risk will be greater for long-term securities than for short-term securities. In recent periods, governmental financial regulators, including the U.S. Federal Reserve, have taken steps to decrease interest rates. Changes in government intervention may have adverse effects on investments, volatility, and the liquidity of debt markets.
◦Call Risk. During periods of falling interest rates, an issuer of a callable bond held by an Underlying ETF may “call” or repay the security prior to its stated maturity, and the Fund may have to reinvest the proceeds at lower interest rates, resulting in a decline in an Underlying ETF’s income.
◦Credit Risk. Credit risk refers to the possibility that the issuer of a security will not be able to make payments of interest and principal when due. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of an investment in that issuer.
◦Extension Risk. When interest rates rise, certain obligations will be paid off by the obligor more slowly than anticipated, causing the value of these securities to fall.
◦Interest Rate Risk. Generally, the value of fixed income securities will change inversely with changes in interest rates. As interest rates rise, the market value of fixed income securities tends to decrease. Conversely, as interest rates fall, the market value of fixed income securities tends to increase. This risk will be greater for long-term securities than for short-term securities. Changes in government intervention may have adverse effects on investments, volatility, and illiquidity in debt markets.
◦Floating Rate Securities Risk. These securities pay interest at rates that change periodically to reflect changes in market interest rates. Securities with floating or variable interest rates can be less sensitive to interest rate changes than securities with fixed interest rates, but may decline in value if their interest rates do not rise as much, or as quickly, as interest rates in general. Conversely, floating rate securities will not generally increase in value if interest rates decline. A decline in interest rates may result in a reduction of income received from floating rate securities held by the Fund and may adversely affect the value of the Fund’s shares. Generally, floating rate securities carry lower yields than fixed notes of the same maturity. The interest rate for a floating rate note resets or adjusts periodically by reference to a benchmark interest rate. The impact of interest rate changes on floating rate investments is typically mitigated by the periodic interest rate reset of the investments. Securities with longer durations tend to be more sensitive to interest rate changes, usually making them more volatile than securities with shorter durations. Floating rate notes generally are subject to legal or contractual restrictions on resale, may trade infrequently, and their value may be impaired when the Fund needs to liquidate such loans. Benchmark interest rates, such as the SOFR, may not accurately track market interest rates.
◦Income Risk. The Fund’s income may decline if interest rates fall. The risk of decline in income is heightened when fixed income instruments held by the Fund have floating or variable interest rates.
◦Inflation Risk. The market price of debt securities generally falls as inflation increases because the purchasing power of the future income and repaid principal is expected to be worth less when received by the Fund. Debt securities that pay a fixed rather than variable interest rate are especially vulnerable to inflation risk because variable-rate debt securities may be able to participate, over the long term, in rising interest rates which have historically corresponded with long-term inflationary trends.
◦Prepayment Risk. When interest rates fall, certain obligations will be paid off by the obligor more quickly than originally anticipated, and the proceeds may have to be invested in securities with lower yields.
•Foreign Securities Risk. Investments in non-U.S. securities involve certain risks that may not be present with investments in U.S. securities. These include risks of adverse changes in foreign economic, political, regulatory and other conditions; changes in currency exchange rates or exchange control regulations (including limitations on currency movements and exchanges); differing accounting, auditing, financial reporting, and legal standards and practices; differing securities market structures; and higher transaction costs. In addition, the securities of some foreign companies may be less liquid and, at times, more volatile than securities of comparable U.S. companies.
•Fund of Funds Risk. Because it invests primarily in other funds, the Fund’s investment performance largely depends on the investment performance of the selected Underlying ETFs. An investment in the Fund is subject to the risks associated with the ETFs that comprise the Index. At times, certain of the segments of the market represented by constituent ETFs in the Index may be out of favor and underperform other segments. The Fund will indirectly pay a proportional share of the expenses of the
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Underlying ETFs in which it invests (including operating expenses and management fees), which are identified in the fee schedule above as “Acquired Fund Fees and Expenses.”
•Geopolitical/Natural Disaster Risks. The Fund’s investments are subject to geopolitical and natural disaster risks, such as war, terrorism, trade disputes, political or economic dysfunction within some nations, public health crises and related geopolitical events, as well as environmental disasters, epidemics and/or pandemics, which may add to instability in world economies and volatility in markets. The impact may be short-term or may last for extended periods.
•Gold Risk. The Fund may, from time to time, invest in Underlying ETFs that, in turn, invest primarily in the gold industry. The prices of gold and gold operation companies are affected by the price of gold as well as other prevailing market conditions. These prices may be volatile, fluctuating substantially over short periods of time. In times of stable economic growth, traditional equity and debt investments could offer greater appreciation potential and the price of gold may be adversely affected.
•Government Obligations Risk. No assurance can be given that the U.S. government will provide financial support to U.S. government-sponsored agencies or instrumentalities where it is not obligated to do so by law, such as the Federal National Mortgage Association (“Fannie Mae”) and the Federal Home Loan Mortgage Corporation (“Freddie Mac”). Securities issued by Fannie Mae and Freddie Mac have historically been supported only by the discretionary authority of the U.S. government. While the U.S. government provides financial support to various U.S. government-sponsored agencies and instrumentalities, such as Fannie Mae and Freddie Mac, no assurance can be given that it will always do so. In September 2008, at the direction of the U.S. Department of the Treasury, Fannie Mae and Freddie Mac were placed into conservatorship under the Federal Housing Finance Agency (“FHFA”), an independent regulator, and they remain in such status as of the date of this Prospectus. The U.S. government also took steps to provide additional financial support to Fannie Mae and Freddie Mac.
•Growth Investing Risk. Growth stocks can be volatile for several reasons. Since those companies usually invest a high portion of earnings in their businesses, they may lack the dividends of value stocks that can cushion stock prices in a falling market. The prices of growth stocks are based largely on projections of the issuer’s future earnings and revenues. If a company’s earnings or revenues fall short of expectations, its stock price may fall dramatically.
•Hedging Risk. Derivatives used by the Underlying ETFs to reduce volatility and generate returns may not perform as intended. There can be no assurance that the Underlying ETFs’ strategies will be effective. Such derivatives may expose the Underlying ETF, and therefore, the Fund, to losses, e.g., option premiums, to which it would not have otherwise been exposed. Further, the use of derivatives to hedge may not fully protect the Underlying ETF, and therefore, the Fund, against declines in the value of its portfolio securities.
•High Portfolio Turnover Risk. The Fund may frequently buy and sell investments. Higher portfolio turnover may result in the Fund paying higher levels of transaction costs and generating greater tax liabilities for shareholders. Portfolio turnover risk may cause the Fund’s performance to be less than you expect.
•High-Yield Securities Risk. The fixed income investments held by an Underlying ETF that are rated below investment grade, also known as “junk bonds”, are subject to additional risk factors such as increased possibility of default, illiquidity of the security, and changes in value based on public perception of the issuer. The price of high yield securities tends to be subject to greater volatility due to issuer-specific factors, such as operating results and outlook and to real or perceived adverse economic and competitive industry conditions. Such securities are generally considered speculative because they present a greater risk of loss, including default, than higher quality fixed income investments.
•Index Tracking Risk. The Fund and certain Underlying ETFs or other investment companies in which the Fund invests are not actively managed and instead attempt to track the performance of an unmanaged index of securities. This differs from an actively managed fund, which typically seeks to outperform a benchmark index. As a result, its holdings will hold constituent securities of the applicable index regardless of the current or projected performance of a specific security or a particular industry or market sector. Maintaining investments in securities regardless of market conditions or the performance of individual securities could cause the Underling ETF’s or Fund’s return to be lower than if it had employed an active strategy. In addition, the return may not match or achieve a high degree of correlation with the return of the applicable index due to expenses and transaction costs incurred in adjusting its portfolio. It is possible it may not always fully replicate the performance of the index.
•Inflation-Indexed Bonds Risk. Inflation-indexed bonds are debt securities whose principal value is periodically adjusted according to the rate of inflation. Two structures are common. The U.S. Treasury and some other issuers use a structure that accrues inflation into the principal value of the bond. Most other issuers pay out the Consumer Price Index (“CPI”) accruals as part of a semi-annual coupon. Although inflation-indexed bonds may be somewhat less liquid than Treasury Securities, they are generally as liquid as most other government securities. If the periodic adjustment rate measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds, even during a period of deflation. However, the current market value of the bonds is not guaranteed and will fluctuate. An Underlying ETF may also invest in other inflation
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related bonds which may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal.
•Limited Operating History Risk. The Fund is a recently organized investment company with a limited operating history. As a result, prospective investors have a limited track record or history on which to base their investment decision.
•Liquidity Risk. Liquidity risk exists when particular investments are difficult to purchase or sell. This can reduce the Fund's returns because the Fund may be unable to transact at advantageous times or prices.
•Market Capitalization Risk.
◦Large-Capitalization Investing Risk. The securities of large-capitalization companies may be relatively mature compared to smaller companies and, therefore, subject to slower growth during times of economic expansion. Large-capitalization companies also may be unable to respond quickly to new competitive challenges, such as changes in technology and consumer tastes.
◦Mid-Capitalization Investing Risk. The securities of mid-capitalization companies may be more vulnerable to adverse issuer, market, political, or economic developments than securities of large-capitalization companies. The securities of mid-capitalization companies generally trade in lower volumes and are subject to greater and more unpredictable price changes than large-capitalization stocks or the stock market as a whole. Some mid-capitalization companies have limited product lines, markets, financial resources, and management personnel and tend to concentrate on fewer geographical markets relative to large-capitalization companies.
◦Small-Capitalization Investing Risk. The securities of small-capitalization companies may be more vulnerable to adverse issuer, market, political, or economic developments than securities of large- or mid-capitalization companies. The securities of small-capitalization companies generally trade in lower volumes and are subject to greater and more unpredictable price changes than large- or mid-capitalization stocks or the stock market as a whole. There is typically less publicly available information concerning smaller-capitalization companies than for larger, more established companies.
•Market Risk. The trading prices of securities and other instruments fluctuate in response to a variety of factors. These factors include events impacting the entire market or specific market segments, such as political, market and economic developments, as well as events that impact specific issuers. The Fund’s NAV and market price, like security and commodity prices generally, may fluctuate significantly in response to these and other factors. As a result, an investor could lose money over short or long periods of time. In addition, government actions or interventions (including, but not limited, to the threat or imposition of tariffs, trade restrictions, currency restrictions or similar actions) as well as developments related to economic, political (including geopolitical), social, public health, market, extreme weather, natural or man-made disasters, or other conditions or events have in the past and may in the future result in volatility in financial markets and reduced liquidity in equity, credit, and/or debt markets, which could adversely impact the Fund and its investments and their value and performance. These developments as well as other events could result in further market volatility and negatively affect financial asset prices, the liquidity of certain securities and the normal operations of securities exchanges and other markets.
~~•~~Momentum Investing Risk. Securities that exhibit momentum characteristics may be more volatile than the market as a whole. In addition, the returns of securities that previously have exhibited price momentum may be less than the returns of other styles of investing. Momentum can turn quickly, and stocks that previously have exhibited high momentum may not experience continued positive momentum, and they may also experience rapid and substantial declines in value. In addition, there may be periods when the momentum style of investing is out of favor, and the investment performance of the Fund may be negatively affected compared to the returns from other styles of investing.
•Monthly Rebalance Risk. Because the Index generally changes its exposure based on data only as of the last business day of each month, (i) the Index’s exposure may be affected by significant market movements at or near month end that are not predictive of the market’s performance for the subsequent month and (ii) changes to the Index’s exposure may lag a significant change in the market’s direction (up or down) by as long as a month if such changes first take effect at or near the beginning of a month. Such lags between market performance and changes to the Index’s exposure may result in significant underperformance relative to the broader equity or fixed income market.
•Mortgage- and Asset-Backed Securities Risk. The Underlying ETFs may invest in U.S. government agency-backed mortgage- and asset-backed securities. Mortgage- and asset-backed securities are subject to interest rate risk. Modest movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain types of these securities. When interest rates fall, mortgage- and asset-backed securities may be subject to prepayment risk. When interest rates rise, certain types of mortgage- and asset-backed securities are subject to extension risk. Mortgage- and asset-backed securities can also be subject to the risk of default on the underlying residential or commercial mortgage(s) or other assets.
•Non-Diversification Risk. The Fund is considered to be non-diversified, which means that it may invest more of its assets in the securities of a single issuer or a smaller number of issuers than if it were a diversified fund. As a result, the Fund may be more exposed to the risks associated with and developments affecting an individual issuer or a smaller number of issuers than a fund
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that invests more widely. This may increase the Fund’s volatility and cause the performance of a relatively smaller number of issuers to have a greater impact on the Fund’s performance.
•Other Investment Companies and ETPs Risk. The risks of investment in other investment companies, including ETFs registered under the 1940 Act, and ETPs registered under the 1933 Act, typically reflect the risks of the types of instruments in which the investment companies invest. By investing in another investment company or ETP, the Fund becomes a shareholder of that investment company or ETP and bears its proportionate share of the fees and expenses of the other investment company or ETP. The Fund will incur higher and duplicative expenses when it invests in other investment companies and ETPs. Investments in ETFs are also subject to the “ETF Risks” described above. The Fund may also invest in investment companies that pursue inverse investment strategies. Such investment companies are very different from most mutual funds or ETFs in that they seek to provide inverse investment results on a daily basis and are intended to be used as short-term trading vehicles. Such funds are not intended to be used by, and are not appropriate for, investors who do not intend to actively manage and monitor their portfolios. Because the ETPs in which the Fund may invest may have a significant portion of their assets exposed directly or indirectly to commodities or commodity-linked securities, developments affecting commodities may have a disproportionate impact on such ETPs and may subject the ETPs to greater volatility than investments in traditional securities. The shares of ETPs are not registered under the 1940 Act, and therefore, do not afford the Fund the investor protections of 1940 Act registered funds.
•Passive Investment Risk. The Fund is not actively managed and its Adviser would not sell shares of an equity security due to current or projected underperformance of a security industry or sector unless that security is removed from the Index or the selling of shares of that security is otherwise required upon a rebalancing of the Index as addressed in the Index methodology.
•Preferred Stock Risk. Preferred stock is subject to the risk that the dividend on the stock may be changed or omitted by the issuer, and that participation in the growth of an issuer may be limited.
•Privately Issued Securities Risk. The Fund may invest in privately-issued securities, including those that are normally purchased pursuant to Rule 144A or Regulation S under the 1933 Act. Privately-issued securities typically may be resold only to qualified institutional buyers, in a privately negotiated transaction, to a limited number of purchasers, or in limited quantities after they have been held for a specified period of time and other conditions are met for an exemption from registration. Because there may be relatively few potential purchasers for such securities, especially under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer, the Fund may find it more difficult to sell such securities when it may be advisable to do so or it may be able to sell such securities only at lesser prices than if such securities were more widely held and traded. At times, it also may be more difficult to determine the fair value of such securities for purposes of computing the Fund’s NAV due to the absence of an active trading market. There can be no assurance that a privately-issued security previously deemed to be liquid when purchased will continue to be liquid for as long as it is held by the Fund, and its value may decline as a result.
•Quantitative Security Selection Risk. The Index relies on a quantitative model that utilizes AI as well as third-party data and information to select Underlying ETFs. To the extent the model does not perform as designed or as intended, the Fund’s strategy may not be successfully implemented, and the Fund may lose value. In addition, if the underlying data used to construct the model is incorrect or incomplete, for reasons such as, but not limited to, market disruptions, accounting practices, regulatory matters, or acts of God, any decisions made in reliance thereon may lead to the inclusion or exclusion of Underlying ETFs that would have been excluded or included had the model or data been correct and complete.
•Rebalance Postponement & Ad Hoc Rebalance Risk. Unusual market conditions may cause the Index Provider (defined herein) to postpone a scheduled Index rebalance. A postponement could cause the performance and constituents of the Index, and therefore the Fund, to vary from those expected under normal conditions. Also, the Index Provider may rebalance the Index on an ad hoc basis. The Fund may also rebalance its portfolio to attempt to maintain its tracking of the Index. Any transaction costs and market exposure arising from such portfolio rebalancing will be borne directly by the Fund and its shareholders. Therefore, additional ad hoc rebalances may increase the costs to and the tracking error risk of the Fund.
•REIT Risk. Investment in real estate companies, including REITs, exposes the Fund to the risks of owning real estate directly. Real estate is highly sensitive to general and local economic conditions and developments. The U.S. real estate market may experience and has, in the past, experienced a decline in value, with certain regions experiencing significant losses in property values. Many real estate companies, including REITs, utilize leverage (and some may be highly leveraged), which increases investment risk and the risk normally associated with debt financing, and could potentially increase the Fund’s volatility and losses. Exposure to such real estate may adversely affect Fund performance. Further, REITs are dependent upon specialized management skills, and their investments may be concentrated in relatively few properties, or in a small geographic area or a single property type. REITs also are subject to heavy cash flow dependency and, as a result, are particularly reliant on the proper functioning of capital markets. A variety of economic and other factors may adversely affect a lessee’s ability to meet its obligations to a REIT. In the event of a default by a lessee, the REIT may experience delays in enforcing its rights as a lessor and may incur substantial costs associated in protecting its investments. In addition, a REIT could fail to qualify for favorable regulatory treatment.
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•Sector Risk. The Fund will be subject to economic sector risks. To the extent the Index is weighted more heavily in particular sectors of the economy (such as healthcare, materials, energy, financial services, insurance, etc.), the Fund’s performance will be especially sensitive to developments that significantly affect those sectors. Those risks may be material and the risks differ for each of the various sectors.
•Securities Lending Risk. There are certain risks associated with securities lending, including the risk that the borrower may fail to return the securities on a timely basis or even the loss of rights in the collateral deposited by the borrower, if the borrower should fail financially. The Fund could also lose money in the event of a decline in the value of collateral provided for loaned securities or a decline in the value of any investments made with cash collateral. As a result, the Fund may lose money.
•Special Tax Risk. The Fund intends to qualify as a “regulated investment company” (“RIC”); however, the federal income tax treatment of certain aspects of the proposed operations of the Fund are not entirely clear. In particular, at least 90% of the Fund’s gross income each taxable year must be derived from dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income derived with respect to its business of investing in such stock, securities or foreign currencies and net income derived from interests in qualified publicly traded partnerships (the “Qualifying Income Requirement”). Similar to other ETFs, when the Fund disposes of appreciated property by distributing such appreciated property in-kind pursuant to redemption requests of AP shareholders under Section 852(b)(6) of the Internal Revenue Code of 1986, as amended (the “Code”), the Fund does not expect to recognize any built-in gain in such appreciated property. Accordingly, the Fund expects to treat the gain realized from the disposition of such appreciated property as not factoring into the Qualifying Income Requirement regardless of whether such gain would have generated non-qualifying income in a taxable disposition. The Fund has not received an opinion of counsel or guidance from the Internal Revenue Service (“IRS”) regarding whether Section 852(b)(6) will be available when the Fund distributes such appreciated property in a redemption transaction. If the IRS or a court were to disagree with the Fund’s position as to the applicability of this nonrecognition rule to the Fund’s dispositions, the Fund could be under-distributed with respect to its income or gains and/or potentially fail to satisfy the Qualifying Income Requirement. If the Fund is under-distributed, it could be subject to an excise tax, subject to a corporate level tax, and potentially causing the character of the amounts reported to shareholders to be incorrect. Moreover, if the Fund fails to distribute at least 90% of its investment company taxable income and net tax-exempt income for the taxable year, the Fund would be subject to tax as a regular corporation for the taxable year. Alternatively, the Fund may be required to pay a deficiency dividend (without having received additional cash) and applicable interest, and such dividend would be paid to the then current shareholders of the Fund. In addition, unless the Fund is able to avail itself of a savings provision, a failure of the Qualifying Income Requirement would cause the Fund to fail to qualify as a RIC. If, for any year, the Fund fails to qualify as a RIC, the Fund itself generally would be subject to regular corporate U.S. federal income tax, and distributions received by its shareholders would be subject to further U.S. federal income tax. Failure to comply with the requirements for qualification as a RIC would have significant negative economic consequences to the Fund’s shareholders.
•Tracking Error Risk. As with all index funds, the performance of the Fund and its Index may differ from each other for a variety of reasons. For example, the Fund incurs operating expenses and portfolio transaction costs not incurred by the Index. In addition, the Fund may not be fully invested in the securities of the Index at all times or may hold securities not included in the Index.
•Valuation Risk. The Underlying ETFs may hold securities or other assets that may be valued on the basis of factors other than readily available market quotations. This may occur, for example, in times of market turmoil or reduced liquidity. There are multiple methods that can be used to value a portfolio holding when market quotations are not readily available. The value established for any portfolio holding at a point in time might differ from what would be produced using a different methodology or if it had been priced using market quotations. Portfolio holdings that are valued using techniques other than market quotations, including “fair valued” assets or securities, may be subject to greater fluctuation in their valuations from one day to the next than if market quotations were used. In addition, there is no assurance that an Underlying ETF could sell or close out a portfolio position for the value established for it at any time, and it is possible that an Underlying ETF would incur a loss because a portfolio position is sold or closed out at a discount to the valuation established by the Underlying ETF at that time. The ability to value investments may be impacted by technological issues or errors by pricing services or other third-party service providers.
•Value Investing Risk. Because the Fund may utilize a value style of investing, the Fund could suffer losses or produce poor results relative to other funds, even in a rising market, if the Adviser’s assessment of a company’s value or prospects for exceeding earnings expectations or market conditions is incorrect.
Performance
Performance information for the Fund is not included because the Fund did not have a full calendar year of performance prior to the date of this Prospectus. In the future, performance information for the Fund will be presented in this section. Updated performance information is available on the Fund’s website at www.teucrium.com.
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Management

Investment Adviser:	Teucrium Investment Advisors, LLC
Portfolio Managers:	Springer Harris, Joran Haugens, and Chris Small each a Portfolio Manager of the Adviser, have been portfolio managers of the Fund since its inception in October 2025.
Purchase and Sale of Shares
The Fund issues and redeems Shares at NAV only in large blocks known as “Creation Units,” which only APs (typically, broker-dealers) may purchase or redeem. The Fund generally issues and redeems Creation Units in exchange for a portfolio of securities and/or a designated amount of U.S. cash.
Shares are listed on the Exchange, and individual Shares may only be bought and sold in the secondary market through a broker or dealer at market prices, rather than NAV. Because Shares trade at market prices rather than NAV, Shares may trade at a price greater than NAV (premium) or less than NAV (discount).
An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares (the “bid” price) and the lowest price a seller is willing to accept for Shares (the “ask” price) when buying or selling Shares in the secondary market. The difference in the bid and ask prices is referred to as the “bid-ask spread.”
Recent information regarding the Fund’s NAV, market price, how often Shares traded on the Exchange at a premium or discount, and bid-ask spreads can be found on the Fund’s website at www.teucrium.com.
Tax Information
The Fund’s distributions are generally taxable as ordinary income, qualified dividend income, or capital gains (or a combination), unless your investment is held in an individual retirement account (“IRA”) or other tax-advantaged account. Distributions on investments made through tax-deferred arrangements may be taxed later upon withdrawal of assets from those accounts.
Financial Intermediary Compensation
If you purchase Shares through a broker-dealer or other financial intermediary (such as a bank) (an “Intermediary”), the Adviser or its affiliates may pay Intermediaries for certain activities related to the Fund, including participation in activities that are designed to make Intermediaries more knowledgeable about exchange-traded products, including the Fund, or for other activities, such as marketing, educational training or other initiatives related to the sale or promotion of Shares. These payments may create a conflict of interest by influencing the Intermediary and your salesperson to recommend the Fund over another investment. Any such arrangements do not result in increased Fund expenses. Ask your salesperson or visit the Intermediary’s website for more information.
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ADDITIONAL INFORMATION ABOUT THE FUNDS
Investment Objectives
Each Fund’s investment objective may be changed by the Board of Trustees (the “Board”) of Listed Funds Trust (the “Trust”) without shareholder approval upon written notice to shareholders.
Principal Investment Strategies
Under normal market conditions, each of the Broad Markets ETF and the Defensive Sector ETF operate as a “fund of funds” and thus pursue their investment strategies by investing in Underlying ETFs. Each Fund may also, subject to applicable investment limitations, seek to achieve its investment objective by investing directly in the securities held by any Underlying ETF. Each Fund may also focus its investments in securities of companies in the same economic sector.
Under normal circumstances, at least 80% of each Fund’s net assets, plus the amount of any borrowings for investment purpose, will be invested in the component Underlying ETFs of the Index or other investments that provide exposure that is substantially similar to that of the component Underlying ETFs. Each Fund will provide shareholders with sixty (60) days’ prior written notice of any change to its 80% policy.
Each Fund seeks to track the total return performance, before fees and expenses, of its Index. A number of factors may affect a Fund’s ability to achieve a high correlation with its Index, including the degree to which a Fund utilizes representative sampling to seek to achieve its investment objective. There can be no guarantee that a Fund will achieve a high degree of correlation. To the extent a Fund engages in representative sampling to seek to achieve its investment objective, the Adviser may sell securities that are represented in the Index or purchase securities not yet represented in the Index, in anticipation of their removal from or addition to the Index. There may also be instances in which the Adviser may choose to overweight securities in the Index, or choose to purchase or sell securities not in the Index, but which the Adviser believes are appropriate to substitute for certain securities in the Index.
Each Fund will also concentrate its investments (i.e., hold 25% or more of its net assets) in a particular industry or group of related industries to the same extent that its Index is concentrated.
The Indexes
Each Index consists of a portfolio of underlying momentum strategies, each with a particular “Strategic Category” and an assigned allocation weight. Each momentum strategy selects one ETF from within its Strategic Category of candidate ETFs to represent the strategy in the portfolio. Momentum strategies seek to identify Momentum Leader ETFs relative to other ETFs within its Strategic Category.
The Broad Markets Index includes one Momentum Leader ETF for each of its three Strategic Category component weightings. The Defensive Sector Index includes one Momentum Leader ETF for each of its eight Strategic Category component weightings, though the same Momentum Leader ETF may be represented in more than one Strategic Category, subject to a minimum of three unique Momentum Leader ETFs when in Bear mode (see “Bear Mode Index Construction” below).
Each Index seeks to determine whether U.S. equity markets appear to be in an advancing market (a “Bull” indicator) or appear to have an elevated risk of market decline (a “Bear” indicator) utilizing a proprietary computer algorithm to make this assessment based on a combination of the following four primary metrics:
•Price-Trend (i.e., the degree to which U.S. equity prices are trending higher or lower);
•Market Momentum (i.e., the volume-adjusted price-trend of U.S. equities);
•Value Sentiment (i.e., the recent proportion of U.S. equities making 52-week highs vs. 52-week lows); and
•Market Volatility, where higher volatility is generally associated with declining markets.
Each Index will remain in a Bull mode (or a Bear mode), as the case may be, until the algorithm determines to shift from Bull to Bear (or vice versa). When a Bull market is indicated, the Index identifies a portfolio of ETFs, one selected by the momentum strategy associated with each of its Strategic Categories. When a Bear market is indicated, each underlying momentum strategy automatically switches its model to a Bear market strategy by replacing the strategic candidate ETFs with a set of defensive candidate ETFs that are expected to perform better in Bear markets. Shifts between Bull or Bear mode generally occur at calendar month end, but may occur mid-month if the algorithm anticipates significant market shifts. Shifts from Bull to Bear will be determined utilizing propriety analysis of some combination of the four metrics noted above, as well as other factors, and will differ from shifts from Bear to Bull.
During Bull markets, each Index selects a portfolio of ETFs comprising the Momentum Leaders of each of its underlying strategies. During faltering Bull markets, the Index further considers the momentum of defensive backstop or broad U.S. equity markets strategic categories intended to provide a performance floor for the Momentum Leader selection process. During Bear markets, the Index employs a Bear market strategy that seeks to avoid risk and secure a positive return by selecting Momentum Leaders from among a selection of bond, treasury, gold, and other defensive ETFs. The scopes of these strategic categories inherently overlap, and a single ETF may be included in multiple Strategic Categories.
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Each Index is reconstructed and rebalanced at each month-end and following each shift of the Bull/Bear Indicator. Index reconstitution will be based on closing data and component weighting information as of the last business day of the month or on the date of the shift between Bull or Bear mode mid-month. Each Fund will typically rebalance its portfolio in accordance with its Index, and, therefore, any changes to the Index’s rebalance schedule will result in corresponding changes to the Fund’s rebalance schedule.
The portion of each Fund’s Bull/Bear Indicator that seeks to identify protracted “Bear” markets relies on price-trend, market momentum, and value sentiment metrics is trademarked as StormGuard™ by SumGrowth, Inc. The portion of each Fund’s Bull/Bear Indicator that seeks to assess the risk of sharp, deep downwards market movements utilizing market volatility metrics is trademarked as SwanGuard™ by SumGrowth, Inc. Finally, the defensive backstop model portion of each Fund that competes for momentum leadership with the category evaluation models at month-end seeking to provide a performance floor is trademarked as TrendGuard™ and Dual Defense™ by SumGrowth, Inc.
Both the Broad Markets Index and Defensive Sector Index construct their Bull and Bear modes in the same manner, as described below. However, the components and weightings of the Broad Markets Index and the Defensive Sector Index will differ.
Bull Mode Index Construction
The construction of each Index in Bull mode involves a number of steps. First, a broad set of investment categories (or, Strategic Categories) having somewhat divergent investment objectives are established as follows: (i) the “Sectors” Category, which includes ETFs that invest primarily in one of several economic sector subcategories, such as healthcare, energy, technology, and finance; (ii) the “Subsectors” Category, which includes ETFs that invest primarily in one of several economic industry subcategories, such as retail, software, semiconductors, pharmaceutical, defense, and construction; (iii) the “Global” Category, which includes ETFs that invest primarily in one of several broad geopolitical region subcategories, such as North America, Europe, Asia, and emerging markets; and (iv) the “AI Champions” Category, which includes ETFs that invest primarily in one of several AI subcategories. Each Category generally excludes at least the following: (i) certain ETFs with small assets under management; (ii) currency ETFs; (iii) leveraged ETFs; (iv) inverse ETFs; (v) global/foreign fixed income ETFs; and (vi) ETFs with less than one year of operating of history. These exclusions are general guidelines and a Fund’s underlying ETFs may, from time to time, hold these types of securities (e.g., if an Underlying ETF does not follow a pure investment strategy or its investment strategy is open to interpretation).
Second, defensive backstop subcategories having a broad set of defensive asset class ETFs are established, which may include (i) commodities, (ii) any-term US Treasury, (iii) any-term aggregate, corporate, municipal, and high-yield bond, (iv) a US dollar index, (v) primary sectors, and (vi) broad US equity markets. Strategic Categories and defensive backstop subcategories exclude at least the following: (i) certain ETFs with small assets under management; (ii) leveraged ETFs; (iii) inverse ETFs; (iv) global/foreign ETFs; and (v) ETFs with less than one year of operating of history. These exclusions are general guidelines and a Fund’s underlying ETFs may, from time to time, hold these types of securities (e.g., if an Underlying ETF does not follow a pure investment strategy or its investment strategy is open to interpretation).
Third, the Bull universe of ETFs is determined for each Strategic Category and subcategory, screened by investment objective and redundancies, which are reconciled to exclude redundant candidate ETFs with shorter histories, smaller assets under management, more erratic performance or higher expense ratios. The Bull universe is reviewed annually to consider changes as appropriate.
The fourth and final step of the Bull mode Index methodology is to use a proprietary algorithm to identify duplications among the selected ETFs and to either find suitable, well-correlated alternatives or, if a suitable alternative cannot be found, allow for an ETF to be duplicated, subject to a minimum number of unique ETFs (three in the case of the Broad Markets Index, and dependent on the number of duplicates selected and the number of well-correlated alternatives available, between five and eight for the Defensive Sector Index).
Bear Mode Index Construction
The construction of each Index in Bear mode involves a number of steps. In the first step, investment subcategories having a broad set of defensive asset class ETFs are established, which may include (i) inflation-protected Treasury, (ii) any-term US Treasury, (iii) any-term aggregate or corporate bond, (iv) high-yield bond, (v) gold, and (vi) broad US equity markets. However, if the Bear Indicator was triggered due to excess market volatility, the Bear universe of ETFs will include only US Treasury ETFs. Subcategories exclude at least the following: (i) currency ETFs; (ii) leveraged ETFs; (iii) commodity ETFs other than gold; (iv) global/foreign fixed income ETFs; (v) ETFs with less than one year of operating of history, (vi) equity ETFs other than broad-based equity market index ETFs, and (vii) ETFs with less than $500 million of assets under management. These exclusions are general guidelines and a Fund’s underlying ETFs may, from time to time, hold these types of securities (e.g., if an Underlying ETF does not follow a pure investment strategy or its investment strategy is open to interpretation).
Second, three defensive Bear models are created with different mixes of ETFs from the Bear universe of ETFs, which include and exclude certain ETFs as noted in Step 1 above. Each of the three defensive Bear models evaluates and selects only from its designated list of candidate ETFs even though there may be overlap across the three models (including duplicate candidate ETFs). Each Strategic Category is assigned to one of these three defensive Bear models to determine the Bear Momentum Leader, selecting ETFs from any of the defensive asset classes established during Step 1. Because of the relatively limited number of defensive ETFs available that
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meet the Index’s criteria (i.e., are excluded as noted in Step 1), an Index’s Strategic Categories will often select one or more of the same ETFs.
The third and final step of the Bear mode Index methodology is to use a proprietary algorithm to identify duplications among the selected ETFs and to either find suitable, well-correlated alternatives or, if a suitable alternative cannot be found, allow for an ETF to be duplicated, subject to a minimum number of three unique ETFs (three in the case of the Broad Markets Index and between three and eight for the Defensive Sector Index), which could result in the minimum number of unique ETFs being in the same subcategory.
Utilization of AI in Each Index’s Methodology
The Index methodology is designed to select equity securities based on the results of a proprietary, quantitative and AI driven algorithm developed by Scott Juds, CEO of the Index Provider and Fund Sponsor. Mr. Juds has more than 30 years of experience in quantitative modeling, holds patents in signal processing, and has published research on securities selection. The Index Provider continuously monitors and tests the model’s behavior through review of the Bull and Bear indicator outputs and resulting ETF selections for ongoing and historical reasonableness and consistency. The algorithm has also been used over time by thousands of technically sophisticated subscribers.
Unlike some AI models that rely on “black box” techniques such as neural networks or language models, the Index methodology does not depend on unstructured or alternative data, such as social media posts or web traffic. Instead, the Index relies only on traditional market information inputs, such as daily stock and fund prices that have been adjusted by a third-party data provider for dividends, stock splits, and other corporate actions.
The system applies structured techniques borrowed from control systems engineering (e.g., fuzzy logic and feedback loops) to identify signals in financial data. These signals are used to generate outputs for the Index Provider, including whether market conditions indicate a “Bull” or “Bear” state and which security or securities appear to be leaders in each Strategic Category (when a Strategic Category has more than one candidate). In a Bull state, the Index generally holds equity securities identified as leaders in their categories. In a Bear state, the Index automatically shifts into defensive securities, such as U.S. Treasuries, bonds, or gold ETFs.
The Index Provider then evaluates these outputs using a rules-based framework. The system is designed to reduce duplication, preserve diversification, and ensure the portfolio can be implemented. The methodology also incorporates safeguards against certain biases. For example, it adjusts its momentum filters to avoid “overfitting” to short- or long-term market trends, and it is structured to avoid securities with unstable or excessively volatile price behavior. These features create a deliberate bias in favor of securities with more stable characteristics.
Index Provider
SumGrowth, Inc. (“SumGrowth”) serves as the index provider and calculation agent for each Index (the “Index Provider”). The Index Provider is not a broker-dealer or investment adviser and is not an affiliate of the Funds, the Adviser, the Funds’ administrator, custodian, transfer agent, or distributor, or any of their respective affiliates. SumGrowth has entered into an agreement with the Adviser to assume certain expenses of the Funds (see “Fund Sponsor” below for additional detail on this arrangement). The Index Provider utilizes a rules-based algorithmic technology, which minimizes any potential conflicts under this arrangement. The Index Provider does not provide investment advice with respect to the desirability of investing in, purchasing, or selling the components of the Indexes or other securities.
Principal Investment Risks
An investment in a Fund entails risks. A Fund could lose money, or its performance could trail that of other investment alternatives. In addition to a Fund’s direct investment, because each Fund may seek to achieve its investment objective through investing in Underlying ETFs, the principal risks of investing in a Fund are closely related to the principal risks associated with the Underlying ETFs and their investments. To the extent a reference refers to a Fund, it should be read to refer to the Underlying ETFs where the context requires. The following provides additional information about each Fund’s principal risks. It is important that investors closely review and understand these risks before making an investment in a Fund. Each risk applies to each Fund unless otherwise specified. Just as in each Fund’s summary section, the principal risks below are presented in alphabetical order to facilitate finding particular risks and comparing them with those of other funds. Each risk summarized below is considered a “principal risk” of investing in the applicable Fund, regardless of the order in which it appears.
•Artificial Intelligence, Machine Learning and Deep Learning Investment Risk. Companies across a wide variety of industries, primarily in the technology sector, are exploring the possible applications of AI, machine learning and other deep learning technologies. The extent of such technologies’ versatility has not yet been fully explored. Consequently, a Fund’s holdings may include equity securities of operating companies that focus on or have exposure to a wide variety of activities in addition to their AI, machine learning and deep learning activities, and the economic fortunes of such companies may be tied to such other activities. Currently, there are few public companies for which AI, machine learning and deep learning technologies represent an attributable and significant revenue or profit stream, and such technologies may not ultimately have a material effect on the economic returns of companies in which a Fund invests. Companies that do have a focus on such technologies may rely on a combination of patents, copyrights, trademarks and trade secret laws to establish and protect their proprietary rights in their products and technologies. These companies also tend to engage in significant amounts of spending on research and development,
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and there is no guarantee that these products or services will be successful. The securities of such companies, especially smaller, start-up companies, also are typically more volatile than those of companies that do not rely heavily on technology.
•Asset Allocation Fund of Funds Risk. Asset allocation decisions, techniques, or analyses, or models implemented by the Index may not produce the expected returns, may cause a Fund’s shares to lose value or may cause a Fund to underperform other funds with similar investment goals. Although the theory behind asset allocation is that diversification among asset classes can help reduce volatility over the long term, you still may lose money and/or experience price volatility. Performance of asset classes and Underlying ETFs may diverge from historical performance and assumptions used to develop allocations in light of actual market conditions. There is a risk that you could achieve better returns by investing in individual ETFs or funds representing a single asset class rather than investing in a fund of funds. A Fund’s performance is also closely related to the Underlying ETFs’ performance and ability to meet their investment goals. Shareholders bear indirectly the expenses of the Underlying ETFs in which a Fund invests in addition to the Fund’s management fee so there is a risk of an additional layer or layers of fees. A Fund’s actual asset class allocations may deviate from the intended allocation because an Underlying ETF’s investments can change due to market movements, the Underlying ETF manager’s investment decisions or other factors, which could result in the Underlying ETF’s risk/return target not being met. As a fund of funds, each Fund is exposed to the same risks as the Underlying ETFs in proportion to the Fund’s allocation to those Underlying ETFs. To the extent that a Fund invests a significant portion of its assets in a single Underlying ETF, it may be more susceptible to risks associated with that ETF and its investments.
•Bear Market Bond Risk. When the Bull/Bear Indicator reflects a “Bear” designation, a Fund will be subject to bond and fixed income risks.
Changes in interest rates generally will cause the value of fixed-income and bond instruments held by Underlying ETFs to vary inversely to such changes. Prices of longer-term fixed-income instruments generally fluctuate more than the prices of shorter-term fixed income instruments as interest rates change. Fixed-income instruments that are fixed-rate are generally more susceptible than floating rate loans to price volatility related to changes in prevailing interest rates. The prices of floating rate fixed-income instruments tend to have less fluctuation in response to changes in interest rates, but will have some fluctuation, particularly when the next interest rate adjustment on such security is further away in time or adjustments are limited in amount over time. Underlying ETFs may invest in short-term securities that, when interest rates decline, affect the ETF’s yield as these securities mature or are sold and the ETF purchases new short-term securities with lower yields. An obligor’s willingness and ability to pay interest or to repay principal due in a timely manner may be affected by, among other factors, its cash flow.
In addition, Underlying ETFs may invest in various fixed income and floating rate securities (such as municipal securities and high-yield (junk) bond securities) that are subject to additional risks. Those risks may be material and the risks differ for each of the types of underlying investments.
•Cash and Cash Equivalents Risk. Holding cash or cash equivalents rather than securities or other instruments in which a Fund primarily invests, even strategically, may cause such Fund to risk losing opportunities to participate in market appreciation, and may cause such Fund to experience potentially lower returns than a Fund’s benchmark or other funds that remain fully invested. In rising markets, holding cash or cash equivalents will negatively affect a Fund’s performance relative to its benchmark.
•Concentration Risk. Because the Funds’ assets will be concentrated in an industry or group of industries to the extent the Index concentrates in a particular industry or group of industries, the Funds are subject to loss due to adverse occurrences that may affect that industry or group of industries. To the extent a Fund concentrates in the securities of issuers in a particular industry, such Fund may face more risks than if it were diversified more broadly over numerous industries. Such industry-based risks, any of which may adversely affect a Fund may include, but are not limited to, the following: general economic conditions or cyclical market patterns that could negatively affect supply and demand in a particular industry; competition for resources, adverse labor relations, political or world events; obsolescence of technologies; and increased competition or new product introductions that may affect the profitability or viability of companies in an industry. In addition, at times, an industry may be out of favor and underperform other industries or the market as a whole.
•Convertible Securities Risk. Convertible securities are generally subject to the risks of stocks when the underlying stock price is high relative to the conversion price (because the conversion feature is more valuable) and to the risks of debt securities when the underlying stock price is low relative to the conversion price (because the conversion feature is less valuable). Convertible securities are also generally subject to credit risk, as they tend to be of lower credit quality, and interest rate risk, though they generally are not as sensitive to interest rate changes as conventional debt securities. A convertible security’s value also tends to increase and decrease with the underlying stock and typically has less potential for gain or loss than the underlying stock.
•Counterparty Risk. Investing in derivatives involves entering into contracts with third parties (i.e., counterparties). The use of derivatives involves risks that are different from those associated with ordinary portfolio securities transactions. The Underlying ETFs will be subject to credit risk (i.e., the risk that a counterparty is or is perceived to be unwilling or unable to make timely payments or otherwise meet its contractual obligations) with respect to the amount it expects to receive from counterparties to derivatives entered into by such Fund. If a counterparty becomes bankrupt or fails to perform its obligations, or if any collateral posted by the counterparty for the benefit of the Underlying ETF is insufficient or there are delays in the Underlying ETF’s ability to access such collateral, the value of an investment in such Underlying ETF may decline. The counterparty to a listed futures
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contract is the derivatives clearing organization for the listed future. The listed future is held through an FCM acting on behalf of the Underlying ETF. The Underlying ETF may also seek to mitigate risks by generally requiring that the counterparties agree to post collateral for the benefit of such Underlying ETF, marked to market daily, in an amount approximately equal to what the counterparty owes such Underlying ETF, subject to certain minimum thresholds. To the extent any such collateral is insufficient or there are delays in accessing the collateral, the Underlying ETF will be exposed to the risks described above, including possible delays in recovering amounts as a result of bankruptcy proceedings. Consequently, the counterparty risk on a listed futures contract is the creditworthiness of the FCM and the exchange’s clearing corporation.
•Cybersecurity Risk. With the increased use of technologies such as the Internet and the dependence on computer systems to perform business and operational functions, funds (such as a Fund) and their service providers may be prone to operational and information security risks resulting from cyber-attacks and/or technological malfunctions. In general, cyber-attacks are deliberate, but unintentional events may have similar effects. Cyber-attacks include, among others, stealing or corrupting data maintained online or digitally, preventing legitimate users from accessing information or services on a website, releasing confidential information without authorization, and causing operational disruption. Cybersecurity incidents may allow an unauthorized party to gain access to Fund assets or proprietary information, or cause a Fund, the Adviser, and/or other service providers (including custodians and financial intermediaries) to suffer data breaches or data corruption. Additionally, cybersecurity failures or breaches of the electronic systems of a Fund, the Adviser, or such Fund’s other service providers, market makers, APs, such Fund’s primary listing exchange, or the issuers of securities in which such Fund invests have the ability to disrupt and negatively affect the Fund’s business operations, including the ability to purchase and sell Shares, potentially resulting in financial losses to such Fund and its shareholders. For instance, cyber-attacks or technical malfunctions may interfere with the processing of shareholder or other transactions, affect a Fund’s ability to calculate its NAV, cause the release of private shareholder information or confidential Fund information, impede trading, cause reputational damage, and subject a Fund to regulatory fines, penalties or financial losses, reimbursement or other compensation costs, and additional compliance costs. Cyber-attacks or technical malfunctions may render records of Fund assets and transactions, shareholder ownership of Shares, and other data integral to the functioning of a Fund inaccessible or inaccurate or incomplete. A Fund also may incur substantial costs for cybersecurity risk management to prevent cyber incidents in the future. A Fund and its respective shareholders could be negatively impacted as a result.
•Derivatives Risk. The Underlying ETF’s use of options, futures, swaps or other derivative investments have risks, including the imperfect correlation between the value of such instruments and the underlying assets or index; the loss of principal, including the potential loss of amounts greater than the initial amount invested in the derivative instrument; and illiquidity of the derivative investments. The derivatives used by the Underlying ETF may give rise to a form of leverage. Leverage magnifies the potential for gain; however it may result in greater losses, which in some cases may cause the Underlying ETF to liquidate other portfolio investments at inopportune times (e.g., at a loss to comply with limits on leverage and asset segregation requirements imposed by the 1940 Act or when the investment adviser otherwise would have preferred to hold the investment) or to meet redemption requests. Certain of the Underlying ETF’s transactions in derivatives could also affect the amount, timing, and character of distributions to shareholders, which may result in the Underlying ETF realizing more short-term capital gain and ordinary income subject to tax at ordinary income tax rates than it would if it did not engage in such transactions, which may adversely impact the Underlying ETF’s after-tax returns. To the extent an Underlying ETF invests in such derivative instruments, the value of the Underlying ETF’s portfolio is likely to experience greater volatility over short-term periods. Certain derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligations. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those of investments in more traditional securities and instruments.
◦Futures Contracts Risk. The successful use of futures contracts draws upon the investment adviser’s skill and experience with respect to such instruments and is subject to special risk considerations. The primary risks associated with the use of futures contracts, which may adversely affect the Underlying ETF’s NAV and total return, are: (a) the imperfect correlation between the change in market value of the futures contracts and the price of underlying asset; (b) possible lack of a liquid secondary market for a futures contract and the resulting inability to close a forward or futures contract when desired; (c) losses caused by unanticipated market movements, which are potentially unlimited; (d) an investment adviser’s inability to predict correctly the direction of securities prices, interest rates, currency exchange rates and other economic factors; (e) the possibility that the counterparty will default in the performance of its obligations; and (f) if the Underlying ETF has insufficient cash, it may have to sell investments from its portfolio to meet daily variation margin requirements, and the Underlying ETF may have to sell investments at a time when it maybe disadvantageous to do so.
Investment in exchange-traded futures contracts may expose the Underlying ETF to the risks of a clearing broker (or an FCM). Under current regulations, a clearing broker or FCM maintains customers’ assets in a bulk segregated account. There is a risk that the Underlying ETF’s assets deposited with the clearing broker to serve as margin may be used to satisfy the broker’s own obligations or the losses of the broker’s other clients. In the event of default, the Underlying ETF could experience lengthy delays in recovering some or all of its assets and may not see any recovery at all. Because futures contracts project price levels in the future, market circumstances may cause a discrepancy between the price of a futures
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contract and the movement in the underlying asset. In the event of adverse price movements, the Underlying ETF may be required to post additional “variation margin” to satisfy the necessary collateral requirements of the FCM.
◦Options Risk. The buyer of an option acquires the right, but not the obligation, to buy (a call option) or sell (a put option) a certain quantity of a security (the underlying security) or instrument, including a futures contract or swap, at a certain price up to a specified point in time. The seller or writer of an option is obligated to sell (a call option) or buy (a put option) the underlying instrument. When an Underlying ETF sells an option, it gains the amount of the premium it receives, but also incurs a liability representing the value of the option it has sold until the option is either exercised and finishes “in the money,” meaning it has value and can be sold, or the option expires worthless, or the expiration of the option is “rolled,” or extended forward. The value of the options in which an Underlying ETF invests is based partly on the volatility used by market participants to price such options (i.e., implied volatility). Accordingly, increases in the implied volatility of such options will cause the value of such options to increase (even if the prices of the options’ underlying assets do not change), which will result in a corresponding increase in the liabilities of an Underlying ETF under such options and thus decrease the Underlying ETF’s NAV.
Options are often used to manage or hedge risk because they enable an investor to buy or sell an asset in the future at an agreed-upon price. Options used by an Underlying ETF to reduce volatility may not perform as intended and may not fully protect the Underlying ETF against declines in the value of its portfolio investments. Options also are used for other reasons, such as to manage exposure to changes in interest rates and bond prices; as an efficient means of adjusting overall exposure to certain markets; in an effort to enhance income; to protect the value of portfolio securities or other instruments; and to adjust portfolio duration.
Options are subject to correlation risk. The writing and purchasing of options are highly specialized activities as the successful use of options depends on the Underlying ETFs’ investment adviser’s ability to predict correctly future price fluctuations and the degree of correlation between the markets for options and the underlying instruments. Exchanges can limit the number of positions that can be held or controlled by an Underlying ETF or its investment adviser, thus limiting the ability to implement the Underlying ETF’s strategies. Options also are particularly subject to leverage risk and can be subject to liquidity risk. Because option premiums paid or received by an Underlying ETF are small in relation to the market value of the investments underlying the options, an Underlying ETF is exposed to the risk that buying and selling put and call options can be more speculative than investing directly in securities.
Purchasing put options may result in an Underlying ETF’s loss of premiums paid in the event that the put options expire unexercised. To the extent that an Underlying ETF reduces its put option holdings relative to the number of call options sold by the Underlying ETF, the Underlying ETF’s ability to mitigate losses in the event of a market decline will be reduced.
An Underlying ETF also may purchase or sell call and put options on a “covered” basis. A call option is “covered” if the Underlying ETF owns the security underlying the call or has an absolute right to acquire the security without additional cash consideration (or, if additional cash consideration is required, cash or cash equivalents in such amount are segregated by the Underlying ETF’s custodian). As a seller of covered call options, an Underlying ETF faces the risk that it will forgo the opportunity to profit from increases in the market value of the security covering the call option during an option’s life.
◦Swaps Agreements Risk. Swap agreements are contracts for periods ranging from one day to more than one year and may be negotiated bilaterally and traded OTC between two parties or, for certain standardized swaps, must be exchange-traded through a futures commission merchant or swap execution facility and/or cleared through a clearinghouse that serves as a central counterparty. In a standard swap transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. An Underlying ETF may enter into swap agreements, including, but not limited to total return swaps, index swaps, interest rate swaps, municipal market data rate locks, and credit default swaps. An Underlying ETF may utilize swap agreements in an attempt to gain exposure to certain securities without purchasing those securities to speculate on the movement of such securities or to hedge a position. Risks associated with the use of swap agreements are different from those associated with ordinary portfolio securities transactions, largely due to the fact they could be considered illiquid and many swaps currently trade on the OTC market. Swaps are particularly subject to counterparty credit, correlation, valuation, liquidity and leveraging risks and could result in substantial losses to an Underlying ETF.
The Commodity Futures Trading Commission and other applicable regulators have adopted rules imposing certain margin requirements, including minimums, on OTC swaps, which may result in an Underlying ETF and its counterparties posting higher margin amounts for OTC swaps, which could increase the cost of swap transactions to an Underlying ETF and impose added operational complexity.
•Early Close/Trading Halt Risk. An exchange or market may close or issue trading halts on specific investments, or the ability to buy or sell certain securities or financial instruments may be restricted, which may result in a Fund being unable to buy or sell certain securities or financial instruments. In such circumstances, a Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments, and/or may incur substantial trading losses.
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•Emerging Markets Risk. Investments in emerging market issuers are subject to a greater risk of loss than investments in issuers located or operating in more developed markets. This is due to, among other things, the potential for greater market volatility, lower trading volume, higher levels of inflation, social, political or economic instability, greater risk of a market shutdown and more governmental limitations on foreign investments in emerging market countries than are typically found in more developed markets.
Some countries in which a Fund may invest may experience economic instability, including instability resulting from substantial rates of inflation or significant devaluations of their currency, or economic recessions, which would have a negative effect on the economies and securities markets of their economies. Some of these countries may also impose restrictions on the exchange or export of currency or adverse currency exchange rates and may be characterized by a lack of available currency hedging instruments.
Disparities of wealth, the pace and success of democratization and ethnic, religious and racial disaffection, among other factors, may exacerbate social unrest, violence and labor unrest in some of the countries in which a Fund may invest. Unanticipated or sudden political or social developments may result in sudden and significant investment losses.
Companies in many emerging markets are not subject to the same degree of regulatory requirements, accounting standards or auditor oversight as companies in more developed countries, and as a result, information about the securities in which a Fund invests may be less reliable or complete. Moreover, emerging markets often have less reliable securities valuations and greater risks associated with custody of securities than developed markets. There may be significant obstacles to obtaining information necessary for investigations into or litigation against companies and shareholders may have limited legal remedies. Neither Fund selects investments based on investor protection considerations.
In addition, emerging markets often have greater risk of capital controls through such measures as taxes or interest rate control than developed markets. Certain emerging market countries may also lack the infrastructure necessary to attract large amounts of foreign trade and investment. While certain funds do not invest directly in Chinese securities, many emerging market companies included in an Underlying Index are exposed to the risks of the Chinese economy. Chronic structural public sector deficits in some countries in which a Fund may invest may adversely impact securities held by the Fund.
Local securities markets in emerging market countries may trade a small number of securities and may be unable to respond effectively to changes in trading volume, potentially making prompt liquidation of holdings difficult or impossible at times. Settlement procedures in emerging market countries are frequently less developed and reliable than those in the U.S. (and other developed countries). In addition, significant delays may occur in certain markets in registering the transfer of securities. Settlement or registration problems may make it more difficult for a Fund to value its portfolio securities and could have an adverse effect on the Fund in seeking to achieve its investment objective.
There could be additional impacts on the value of a Fund as a result of sustainability risks, in particular those caused by environmental changes related to climate change, social issues (including relating to labor rights) and governance risk (including but not limited to risks around board independence, ownership and control, or audit and tax management). Additionally, disclosures or third-party data coverage associated with sustainability risks is generally less available or transparent in these markets.
Investing in emerging market countries involves a higher risk of loss due to expropriation, nationalization, confiscation of assets and property or the imposition of restrictions on foreign investments and on repatriation of capital invested in certain emerging market countries. As a result, investments in certain countries in which a Fund may invest may be subject to loss due to expropriation or nationalization of assets and property or the imposition of restrictions on foreign investments and repatriation of capital.
•Equity Securities Risk. The Funds are designed for investors who can accept the risks of investing in a portfolio with significant equity holdings. Equity holdings tend to be more volatile than other investment choices such as bonds and money market instruments because common stockholders, or holders of equivalent interests, generally have inferior rights to receive payments from issuers in comparison with the rights of preferred stockholders, bondholders and other creditors of such issuers. The value of a Fund’s Shares will fluctuate as a result of the movement of the overall stock market or of the value of the individual securities held by the Fund, sometimes rapidly or unpredictably, resulting in losses. Equity securities may decline in value due to factors affecting equity securities markets generally or particular industries represented in those markets. The value of an equity security may also decline for a number of reasons, which directly relate to the issuer, such as management performance, changed investor perception financial leverage, and reduced demand for the issuer’s goods or services. Investor perceptions are based on various and unpredictable factors including: expectations regarding government, economic, monetary and fiscal policies; inflation and interest rates; economic expansion or contraction; and global or regional political, economic and banking crises.
•ETF Risks. Each Fund is an ETF and invests in other ETFs. As a result of its structure, it is exposed, directly or indirectly, to the following risks:
◦Authorized Participants, Market Makers, and Liquidity Providers Concentration Risk. Each Fund has a limited number of financial institutions that may act as APs. In addition, there may be a limited number of market makers and/or liquidity
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providers in the marketplace. Shares may trade at a material discount to NAV and possibly face delisting if either: (i) APs exit the business or otherwise become unable to process creation and/or redemption orders and no other APs step forward to perform these services, or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.
◦Costs of Buying or Selling Shares Risk. Investors buying or selling Shares in the secondary market will pay brokerage commissions or other charges imposed by brokers, as determined by that broker. Brokerage commissions are often a fixed amount and may be a significant proportional cost for investors seeking to buy or sell relatively small amounts of Shares. In addition, secondary market investors also will incur the cost of the difference between the price at which an investor is willing to buy Shares (the “bid” price) and the price at which an investor is willing to sell Shares (the “ask” price). This difference in bid and ask prices is often referred to as the “spread” or “bid/ask spread.” The bid/ask spread varies over time for Shares based on trading volume and market liquidity and is generally lower if Shares have more trading volume and market liquidity and higher if Shares have little trading volume and market liquidity. Further, a relatively small investor base in a Fund, asset swings in a Fund and/or increased market volatility may cause increased bid/ask spreads. Due to the costs of buying or selling Shares, including brokerage commissions imposed by brokers and bid/ask spreads, frequent trading of Shares may significantly reduce investment results and an investment in Shares may not be advisable for investors who anticipate regularly making small investments.
◦Shares May Trade at Prices Other Than NAV Risk. As with all ETFs, Shares may be bought and sold in the secondary market at market prices. Although it is expected that the market price of Shares will approximate a Fund’s NAV, there may be times when the market price of Shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount) due to supply and demand of Shares or during periods of market volatility. This risk is heightened in times of market volatility or periods of steep market declines and periods when there is limited trading activity for Shares in the secondary market, in which case such premiums or discounts may be significant. The market price of Shares during the trading day, like the price of any exchange-traded security, includes a “bid/ask” spread charged by the exchange specialist, market makers or other participants that trade Shares. In times of severe market disruption, the bid/ask spread can increase significantly. At those times, Shares are most likely to be traded at a discount to NAV, and the discount is likely to be greatest when the price of Shares is falling fastest, which may be the time that you most want to sell your Shares. The Adviser believes that, under normal market conditions, large market price discounts or premiums to NAV will not be sustained because of arbitrage opportunities. Because securities held by a Fund may trade on foreign exchanges that are closed when such Fund’s primary listing exchange is open, such Fund is likely to experience premiums or discounts greater than those of ETFs that invest in and hold only securities and other investments that are listed and trade in the U.S. To the extent a Fund holds securities that trade on foreign exchanges that are closed when such Fund’s primary listing exchange is open, such Fund is likely to experience premiums and discounts greater than those of ETFs that invest in and hold only securities and other investments that are listed and trade in the U.S.
◦Trading Risk. Although Shares are listed for trading on the Exchange and may be listed or traded on U.S. and non-U.S. stock exchanges other than the Exchange, there can be no assurance that an active trading market for such Shares will develop or be maintained. Trading in Shares may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable. In addition, trading in Shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to Exchange “circuit breaker” rules, which temporarily halt trading on the Exchange when a decline in the S&P 500® Index during a single day reaches certain thresholds (e.g., 7%, 13%, and 20%). Additional rules applicable to the Exchange may halt trading in Shares when extraordinary volatility causes sudden, significant swings in the market price of Shares. There can be no assurance that Shares will trade with any volume, or at all, on any stock exchange. In stressed market conditions, the liquidity of Shares may begin to mirror the liquidity of a Fund’s underlying portfolio holdings, which can be significantly less liquid than Shares.
•Fixed Income Securities Risk. The values of fixed income securities may increase or decrease as a result of the following: market fluctuations, changes in interest rates, actual or perceived inability or unwillingness of issuers, guarantors or liquidity providers to make scheduled principal or interest payments or illiquidity in fixed income securities markets; the risk of low rates of return due to reinvestment of securities during periods of falling interest rates or repayment by issuers with higher coupon or interest rates; and/or the risk of low income due to falling interest rates. To the extent that interest rates rise, certain underlying obligations may be paid off substantially slower than originally anticipated and the value of those securities may fall sharply. A rising interest rate environment may cause the value of fixed income securities to decrease, a decline in income and yield, an adverse impact on the liquidity of fixed income securities, and increased volatility of the fixed income markets. In recent periods, governmental financial regulators, including the U.S. Federal Reserve, have taken steps to decrease interest rates. During periods when interest rates are at low levels, yield can be low, and a Fund or an Underlying ETF holding fixed income securities may have a negative yield (i.e., it may lose money on an operating basis). If the principal on a debt obligation is prepaid before expected, the prepayments of principal may have to be reinvested in obligations paying interest at lower rates. During periods of falling interest rates, the income received from fixed income securities may decline. Changes in interest rates will likely have a greater effect on the values of fixed income securities of longer durations. Returns on investments in fixed income securities could trail the returns on other investment options, including investments in equity securities.
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◦Call Risk. During periods of falling interest rates, an issuer of a callable bond held by an Underlying ETF may “call” or repay the security prior to its stated maturity, and the Fund may have to reinvest the proceeds at lower interest rates, resulting in a decline in an Underlying ETF’s income.
◦Credit Risk. Debt securities are subject to the risk of an issuer’s (or other party’s) failure or inability to meet its obligations under the security. Multiple parties may have obligations under a debt security. An issuer or borrower may fail to pay principal and interest when due. A guarantor, insurer or credit support provider may fail to provide the agreed upon protection. A counterparty to a transaction may fail to perform its side of the bargain. An intermediary or agent interposed between the investor and other parties may fail to perform the terms of its service. Also, performance under a debt security may be linked to the obligations of other persons who may fail to meet their obligations. The credit risk associated with a debt security could increase to the extent that a Fund’s ability to benefit fully from its investment in the security depends on the performance by multiple parties of their respective contractual or other obligations. The market value of a debt security is also affected by the market’s perception of the creditworthiness of the issuer.
An Underlying ETF may incur substantial losses on debt securities that are inaccurately perceived to present a different amount of credit risk than they actually do by the market, the Adviser or the rating agencies. Credit risk is generally greater where less information is publicly available, where fewer covenants safeguard the investors’ interests, where collateral may be impaired or inadequate, where little legal redress or regulatory protection is available, or where a party’s ability to meet obligations is speculative. Additionally, any inaccuracy in the information used by the Underlying ETF to evaluate credit risk may affect the value of securities held by an Underlying ETF.
Obligations under debt securities held by a Fund may never be satisfied or, if satisfied, only satisfied in part.
Some securities are subject to risks as a result of a credit downgrade or default by a government, or its agencies or, instrumentalities. Credit risk is a greater concern for high-yield debt securities and debt securities of issuers whose ability to pay interest and principal may be considered speculative. Debt securities are typically classified as investment grade-quality (medium to highest credit quality) or below investment grade-quality (commonly referred to as high-yield or junk bonds). Many individual debt securities are rated by a third-party source, such as Moody’s Investors Service (Moody’s) or Standard & Poor’s Financial Services (S&P®), to help describe the creditworthiness of the issuer.
◦Credit Ratings Risk. Using credit ratings to evaluate debt securities can involve certain risks. For example, ratings assigned by the rating agencies are based upon an analysis completed at the time of the rating of the obligor’s ability to pay interest and repay principal. Rating agencies typically rely to a large extent on historical data which may not accurately represent present or future circumstances. Ratings do not purport to reflect the risk of fluctuations in market value of the debt security and are not absolute standards of quality and only express the rating agency’s current opinion of an obligor’s overall financial capacity to pay its financial obligations. A credit rating is not a statement of fact or a recommendation to purchase, sell or hold a debt obligation. Also, credit quality can change suddenly and unexpectedly, and credit ratings may not reflect the issuer’s current financial condition or events since the security was last rated. Rating agencies may have a financial interest in generating business, including from the arranger or issuer of the security that normally pays for that rating, and providing a low rating might affect the rating agency’s prospects for future business. While rating agencies have policies and procedures to address this potential conflict of interest, there is a risk that these policies will fail to prevent a conflict of interest from impacting the rating.
◦Extension Risk. Each Fund is subject to extension risk, which is the risk that the market value of some debt securities, particularly mortgage securities and certain asset-backed securities, may be adversely affected when bond calls or prepayments on underlying mortgages or other assets are less or slower than anticipated. Extension risk may result from, for example, rising interest rates or unexpected developments in the markets for the underlying assets or mortgages. As a consequence, the security’s effective maturity will be extended, resulting in an increase in interest rate sensitivity to that of a longer-term instrument. Extension risk generally increases as interest rates rise. This is because, in a rising interest rate environment, the rate of prepayment and exercise of call or buy-back rights generally falls, and the rate of default and delayed payment generally rises. When the maturity of an investment is extended in a rising interest rate environment, a below-market interest rate is usually locked-in, and the value of the security reduced. This risk is greater for fixed-rate than variable-rate debt securities.
◦Interest Rate Risk. The market value of debt securities generally varies in response to changes in prevailing interest rates. Interest rate changes can be sudden and unpredictable. In addition, short-term and long-term rates are not necessarily correlated to each other as short-term rates tend to be influenced by government monetary policy while long-term rates are market driven and may be influenced by macroeconomic events (such as economic expansion or contraction), inflation expectations, as well as supply and demand. During periods of declining interest rates, the market value of debt securities generally increases. Conversely, during periods of rising interest rates, the market value of debt securities generally declines. This occurs because new debt securities are likely to be issued with higher interest rates as interest rates increase, making the old or outstanding debt securities less attractive. In general, the market prices of long-term debt securities or securities that make little (or no) interest payments are more sensitive to interest rate fluctuations than shorter-term debt securities. The
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longer a Fund’s average weighted portfolio duration, the greater the potential impact a change in interest rates will have on its share price. For every 1% change in interest rates, a debt security’s price will change by an amount equal to its duration. For example, if interest rates increase by 1% and a bond has a duration of 3 years, the bond’s price will decrease by 3%. Also, certain segments of the fixed income markets, such as high-quality bonds, tend to be more sensitive to interest rate changes than other segments, such as lower-quality bonds.
◦Floating Rate Securities Risk. These securities pay interest at rates that change periodically to reflect changes in market interest rates. Securities with floating or variable interest rates can be less sensitive to interest rate changes than securities with fixed interest rates, but may decline in value if their interest rates do not rise as much, or as quickly, as interest rates in general. Conversely, floating rate securities will not generally increase in value if interest rates decline. A decline in interest rates may result in a reduction of income received from floating rate securities held by a Fund and may adversely affect the value of the Fund’s shares. Generally, floating rate securities carry lower yields than fixed notes of the same maturity. The interest rate for a floating rate note resets or adjusts periodically by reference to a benchmark interest rate. The impact of interest rate changes on floating rate investments is typically mitigated by the periodic interest rate reset of the investments. Securities with longer durations tend to be more sensitive to interest rate changes, usually making them more volatile than securities with shorter durations. Floating rate notes generally are subject to legal or contractual restrictions on resale, may trade infrequently, and their value may be impaired when a Fund needs to liquidate such loans. Benchmark interest rates, such as the SOFR, may not accurately track market interest rates.
◦Income Risk. Each Fund is subject to income risk, which is the risk that a Fund’s income will decline during periods of falling interest rates or when a Fund experiences defaults on debt securities it holds. A Fund’s income declines when interest rates fall because, as a Fund’s higher-yielding debt securities mature or are prepaid, a Fund must re-invest the proceeds in debt securities that have lower, prevailing interest rates. The amount and rate of distributions that a Fund’s shareholders receive are affected by the income that a Fund receives from its portfolio holdings. If the income is reduced, distributions by a Fund to shareholders may be less.
Fluctuations in income paid to a Fund are generally greater for variable rate debt securities. Each Fund will be deemed to receive taxable income on certain securities which pay no cash payments until maturity, such as zero-coupon securities. Each Fund may be required to sell portfolio securities that it would otherwise continue to hold in order to obtain sufficient cash to make the distribution to shareholders required for U.S. tax purposes.
◦Inflation Risk. The market price of debt securities generally falls as inflation increases because the purchasing power of the future income and repaid principal is expected to be worth less when received by the Fund. Debt securities that pay a fixed rather than variable interest rate are especially vulnerable to inflation risk because variable-rate debt securities may be able to participate, over the long term, in rising interest rates which have historically corresponded with long-term inflationary trends.
◦Prepayment Risk. Debt securities, especially bonds that are subject to “calls,” such as asset-backed or mortgage-backed securities, are subject to prepayment risk if their terms allow the payment of principal and other amounts due before their stated maturity. Amounts invested in a debt security that has been “called” or “prepaid” will be returned to an investor holding that security before expected by the investor. In such circumstances, the investor, such as a fund, may be required to re-invest the proceeds it receives from the called or prepaid security in a new security which, in periods of declining interest rates, will typically have a lower interest rate. Prepayment risk is especially prevalent in periods of declining interest rates and will result for other reasons, including unexpected developments in the markets for the underlying assets or mortgages. For example, a decline in mortgage interest rates typically initiates a period of mortgage refinancings. When homeowners refinance their mortgages, the investor in the underlying pool of mortgage-backed securities (such as a fund) receives its principal back sooner than expected, and must reinvest at lower, prevailing rates.
Securities subject to prepayment risk are often called during a declining interest rate environment and generally offer less potential for gains and greater price volatility than other income-bearing securities of comparable maturity.
Call risk is similar to prepayment risk and results from the ability of an issuer to call, or prepay, a debt security early. If interest rates decline enough, the debt security’s issuer can save money by repaying its callable debt securities and issuing new debt securities at lower interest rates.
•Foreign Securities Risk. The underlying ETFs may invest in foreign securities, including non-U.S. dollar-denominated securities traded outside of the United States and U.S. dollar-denominated securities of foreign issuers traded in the United States. Returns on investments in foreign securities could be more volatile than, or trail the returns on, investments in U.S. securities. Investments in foreign securities, including investments in ADRs, EDRs, and GDRs, are subject to special risks, including the following:
◦Foreign Securities Risk. Investments in non-U.S. securities involve certain risks that may not be present with investments in U.S. securities. For example, investments in non-U.S. securities may be subject to risk of loss due to foreign currency fluctuations or to political or economic instability. There may be less information publicly available about a non-U.S. issuer than a U.S. issuer. Non-U.S. issuers may be subject to different accounting, auditing, financial reporting and investor
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protection standards than U.S. issuers. Changes to the financial condition or credit rating of foreign issuers may also adversely affect the value of an underlying ETF’s securities. Investments in non-U.S. securities may be subject to withholding or other taxes and may be subject to additional trading, settlement, custodial, and operational risks. Because legal systems differ, there is also the possibility that it will be difficult to obtain or enforce legal judgments in certain countries. Since foreign exchanges may be open on days when an underlying ETF does not price its Shares, the value of the securities in an underlying ETF’s portfolio may change on days when shareholders will not be able to purchase or sell an underlying ETF’s Shares. Conversely, shares of underlying ETFs may trade on days when foreign exchanges are closed. Investment in foreign securities may involve higher costs than investment in U.S. securities, including higher transaction and custody costs as well as the imposition of additional taxes by foreign governments. Each of these factors can make investments in an underlying ETF more volatile and potentially less liquid than other types of investments.
◦Capital Controls Risk. Economic conditions, such as volatile currency exchange rates and interest rates, political events and other conditions may, without prior warning, lead to government intervention and the imposition of “capital controls” or expropriation or nationalization of assets. The possible establishment of exchange controls or freezes on the convertibility of currency, or the adoption of other governmental restrictions, might adversely affect an investment in foreign securities. Capital controls include the prohibition of, or restrictions on, the ability to transfer currency, securities or other assets within or out of a jurisdiction. Levies may be placed on profits repatriated by foreign entities (such as an underlying ETF). Capital controls may impact the ability of an underlying ETF to buy, sell or otherwise transfer securities or currency, may adversely affect the trading market and price for Shares of an underlying ETF, and may cause an underlying ETF to decline in value.
◦Depositary Receipt Risk. An underlying ETF’s investments in foreign companies may be in the form of depositary receipts, including ADRs, EDRs, and GDRs. ADRs, EDRs, and GDRs are generally subject to the risks of investing directly in foreign securities and, in some cases, there may be less information available about the underlying issuers than would be the case with a direct investment in the foreign issuer. ADRs are U.S. dollar-denominated receipts representing shares of foreign-based corporations. GDRs are similar to ADRs but are shares of foreign-based corporations generally issued by international banks in one or more markets around the world. Investment in ADRs and GDRs may be more or less liquid than the underlying shares in their primary trading market and GDRs may be more volatile. Depositary receipts may be “sponsored” or “unsponsored” and may be unregistered and unlisted. Sponsored depositary receipts are established jointly by a depositary and the underlying issuer, whereas unsponsored depositary receipts may be established by a depositary without participation by the underlying issuer. Holders of an unsponsored depositary receipt generally bear all the costs associated with establishing the unsponsored depositary receipt. In addition, the issuers of the securities underlying unsponsored depositary receipts are not obligated to disclose material information in the United States and, therefore, there may be less information available regarding such issuers and there may not be a correlation between such information and the market value of the depositary receipts. In general, ADRs must be sponsored, but an underlying ETF may invest in unsponsored ADRs. And underlying ETF’s investments may also include ADRs and GDRs that are not purchased in the public markets and are restricted securities that can be offered and sold only to “qualified institutional buyers” under Rule 144A of the 1933 Act.
◦Currency Risk. Each underlying ETF’s NAV is determined on the basis of U.S. dollars; therefore, an underlying ETF may lose value if the local currency of a foreign market depreciates against the U.S. dollar, even if the local currency value of the underlying ETF’s holdings goes up. Currency exchange rates may fluctuate significantly over short periods of time. Currency exchange rates also can be affected unpredictably by intervention; by failure to intervene by U.S. or foreign governments or central banks; or by currency controls or political developments in the U.S. or abroad. Changes in foreign currency exchange rates may affect the NAV of the underlying ETFs and the price of the underlying ETF’s shares. Devaluation of a currency by a country’s government or banking authority would have a significant impact on the value of any investments denominated in that currency.
◦Political and Economic Risk. An underlying ETF that invests in foreign securities is subject to foreign political and economic risk not associated with U.S. investments, meaning that political events (civil unrest, national elections, changes in political conditions and foreign relations, imposition of exchange controls and repatriation restrictions), social and economic events (labor strikes, rising inflation) and natural disasters occurring in a foreign country could cause the underlying ETF’s investments to experience gains or losses. An underlying ETF also could be unable to enforce its ownership rights or pursue legal remedies in countries where it invests.
◦Foreign Market and Trading Risk. The trading markets for many foreign securities are not as active as U.S. markets and may have less governmental regulation and oversight. Foreign markets also may have clearance and settlement procedures that make it difficult for an underlying ETF to buy and sell securities. The procedures and rules governing foreign transactions and custody (holding of the underlying ETF’s assets) also may involve delays in payment, delivery or recovery of money or investments. These factors could result in a loss to the underlying ETF by causing it to be unable to dispose of an investment or to miss an attractive investment opportunity, or by causing underlying ETF assets to be uninvested for some period of time.
•Fund of Funds Risk. Because it invests primarily in other funds, each Fund’s investment performance largely depends on the investment performance of the selected Underlying ETFs. An investment in a Fund is subject to the risks associated with the ETFs
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that then-currently comprise the Index. At times, certain of the segments of the market represented by constituent ETFs in the Index may be out of favor and underperform other segments. Each Fund will indirectly pay a proportional share of the expenses of the Underlying ETFs in which it invests (including operating expenses and management fees), which are identified in the fee schedule above as “Acquired Fund Fees and Expenses.”
•Geopolitical/Natural Disaster Risks. Some countries and regions in which the Funds invest have experienced security concerns, war or threats of war and aggression, terrorism, economic uncertainty, natural and environmental disasters and/or systemic market dislocations that have led, and in the future may lead, to increased short-term market volatility and may have adverse long-term effects on the U.S. and world economies and markets generally. Such geopolitical and other events may also disrupt securities markets and, during such market disruptions, a Fund’s exposure to the other risks described herein will likely increase. Each of the foregoing may negatively impact a Fund’s investments.
•Gold Risk. The Funds may, from time to time, invest in Underlying ETFs that, in turn, invest primarily in the gold industry. The prices of gold and gold operation companies are affected by the price of gold as well as other prevailing market conditions. These prices may be volatile, fluctuating substantially over short periods of time. In times of stable economic growth, traditional equity and debt investments could offer greater appreciation potential and the price of gold may be adversely affected.
The price of gold is affected by such factors as: (1) how much of the worldwide supply is held by large holders, such as governmental bodies and central banks; (2) unpredictable monetary policies and economic and political conditions in countries throughout the world; (3) supply and demand for gold bullion as an investment, including bars, coins or gold-backed financial instruments such as exchange-traded funds; (4) demand for gold jewelry; and (5) government policies meant to influence demand for gold.
The prices of gold operation companies are directly affected by: (1) declines in the price of gold; (2) rising capital costs as well as labor and other costs in mining and production; (3) adverse currency fluctuations, economic events or natural disasters or other events with a significant economic effect in the countries where these companies operate; (4) labor disruptions; (5) operational issues and failures; (6) access to reliable energy and equipment supplies; and (7) changes in laws relating to mining, production, or sales. These factors may result in deviations between the price of gold and the securities of the operation companies in which an underlying ETF invests. In addition, some gold mining companies have hedged, to varying degrees, their exposure to falls in the prices of gold by selling forward future production, which could limit the company’s benefit from future rises in the prices of gold or increase the risk that the company could fail to meet its contractual obligations. With respect to mining companies, mining operations have varying expected life spans and companies that have mines with a short expected life span may experience more stock price volatility.
•Government Obligations Risk. Each Fund may invest in securities issued, sponsored or guaranteed by the U.S. government, its agencies and instrumentalities. However, no assurance can be given that the U.S. government will provide financial support to U.S. government-sponsored agencies or instrumentalities where it is not obligated to do so by law. For instance, securities issued by the Government National Mortgage Association (“Ginnie Mae”) are supported by the full faith and credit of the United States. Securities issued by Fannie Mae and Freddie Mac have historically been supported only by the discretionary authority of the U.S. government. While the U.S. government provides financial support to various U.S. government-sponsored agencies and instrumentalities, such as those listed above, no assurance can be given that it will always do so. In September 2008, at the direction of the U.S. Department of the Treasury, Fannie Mae and Freddie Mac were placed into conservatorship under the Federal Housing Finance Agency (“FHFA”), an independent regulator, and they remain in such status as of the date of this Prospectus. The U.S. government also took steps to provide additional financial support to Fannie Mae and Freddie Mac.
•Growth Investing Risk. Growth stocks can be volatile for several reasons. Since those companies usually invest a high portion of earnings in their businesses, they may lack the dividends of value stocks that can cushion stock prices in a falling market. The prices of growth stocks are based largely on projections of the issuer’s future earnings and revenues. If a company’s earnings or revenues fall short of expectations, its stock price may fall dramatically. Growth stocks may be more expensive relative to their earnings or assets compared to value or other stocks.
•Hedging Risk. Derivatives used by the Underlying ETFs to reduce volatility and generate returns may not perform as intended. There can be no assurance that the Underlying ETFs’ strategies will be effective. Such derivatives may expose the Underlying ETF, and therefore the Fund, to losses, e.g., option premiums, to which it would not have otherwise been exposed if it only invested in stocks. Further, the use of derivatives to hedge may not fully protect the Underlying ETF, and therefore the Fund, against declines in the value of its portfolio securities.
•High Portfolio Turnover Risk. The Funds may frequently buy and sell investments. Higher portfolio turnover may result in a Fund paying higher levels of transaction costs and generating greater tax liabilities for shareholders. Portfolio turnover risk may cause a Fund’s performance to be less than you expect.
•High-Yield Securities Risks. The Funds may invest in fixed income instruments which are or are deemed to be the equivalent in terms of quality to securities rated below investment grade by Moody’s Investors Service, Inc. and Standard & Poor’s Corporation and accordingly involve great risk. Such securities are commonly known as “junk bonds” and are regarded as predominantly
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speculative with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligations and involve major risk to adverse conditions. These securities offer higher returns than bonds with higher ratings as compensation for holding an obligation of an issuer perceived to be less creditworthy. The market prices of such securities are also subject to abrupt and erratic market movements and above-average price volatility, and the spread between the bid and ask prices of such securities may be greater than those prevailing in other securities markets. Changes in economic conditions or developments regarding issuers of non-investment grade debt securities are more likely to cause price volatility and weaken the capacity of such issuers to make principal and interest payments than is the case for higher grade debt securities. In addition, the market for lower grade debt securities may be thinner and less active than for higher grade debt securities.
These securities are also generally not exchange-traded and, as a result, these instruments trade in a smaller secondary market than exchange-traded bonds. High-yield securities that are below investment grade or unrated face ongoing uncertainties and exposure to adverse business, financial or economic conditions which could lead to the issuer’s inability to meet timely interest and principal payments. The market values of certain of these lower-rated and unrated debt securities tend to reflect individual corporate developments to a greater extent than do higher-rated securities, which react primarily to fluctuations in the general level of interest rates, and tend to be more sensitive to economic conditions than are higher-rated securities. Companies that issue such securities are often highly leveraged and may not have available to them more traditional methods of financing. It is possible that a major economic recession could disrupt severely the market for such securities and may have an adverse impact on the value of such securities. In addition, it is possible that any such economic downturn could adversely affect the ability of the issuers of such securities to repay principal and pay interest thereon and increase the incidence of default of such securities.
•Index Tracking Risk. The Funds and certain Underlying ETFs or funds in which a Fund invests may seek to track the performance of an index (i.e., achieve a high degree of correlation with the index) and their return may not match the return of the index for a number of reasons. For example, they may incur a number of operating expenses not applicable to the index, and incur costs in buying and selling securities. In addition, they may not be fully invested at times, either as a result of cash flows into or out of the fund. Changes in the composition of the index and regulatory requirements also may impact their ability to match the return of their index. The Underlying ETF’s manager may also attempt to replicate the index return through a sampling strategy, which involves investing in fewer than all of the securities in an index, or in some securities not included in the index, potentially increasing the risk of divergence between its return and that of the index. When employing a sampling strategy, one or more “screens” or investment techniques may be employed to refine or limit the number or types of issuers included in the index. Application of such screens or techniques may result in investment performance below that of the index and may not produce results expected. To the extent a passive fund employs a sampling strategy, an adverse development affecting an issuer of a security held by the fund could result in a greater decline in NAV than would be the case if the fund used a full replication strategy and held all of the securities in its index. Index tracking risk may be heightened during times of increased market volatility or other unusual market conditions. Errors in the construction or calculation of, or frequent rebalancing of, an underlying index may occur from time to time and may not be identified and corrected for some period of time, which may have an adverse impact.
•Inflation-Indexed Bonds Risk. Inflation-indexed bonds are debt securities whose principal value is periodically adjusted according to the rate of inflation. Two structures are common. The U.S. Treasury and some other issuers use a structure that accrues inflation into the principal value of the bond. Most other issuers pay out the Consumer Price Index (“CPI”) accruals as part of a semi-annual coupon. Although inflation-indexed bonds may be somewhat less liquid than Treasury Securities, they are generally as liquid as most other government securities. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds, even during a period of deflation. However, the current market value of the bonds is not guaranteed and will fluctuate. The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-indexed bonds. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed bonds. While these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond’s inflation measure. There can also be no assurance that the inflation index applied to bond will accurately measure the real rate of inflation in the prices of goods and services.
•Limited Operating History Risk. Each Fund is a recently organized investment company with a limited operating history. As a result, prospective investors have a limited track record or history on which to base their investment decision.
•Liquidity Risk. Liquidity risk refers to the possibility that a Fund may not be able to sell or buy a security or close out an investment contract at a favorable price or time. Consequently, a Fund may have to accept a lesser price to sell a security, sell other securities to raise cash, or give up an investment opportunity, any of which could have a negative effect on a Fund’s performance. Infrequent trading of securities also may lead to an increase in their price volatility. While the CLOs in which a Fund seeks to invest are expected to be highly liquid and supported by an active market, it is possible that they may be
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characterized as illiquid securities under adverse market conditions resulting in a limited market for the resale of CLOs or affecting the liquidity in the fixed income market, generally.
In addition, during periods of reduced market liquidity or in the absence of readily available market quotations for particular investments in a Fund’s portfolio, the ability of a Fund to assign an accurate daily value to these investments may be difficult and the Adviser may be required to fair value the investments. Fair value determinations are inherently subjective and reflect good faith judgments based on available information. Accordingly, there can be no assurance that the determination of a security’s fair value in accordance with a Fund’s valuation procedures will in fact approximate the price at which such Fund could sell that security at that time (i.e., the sale price could differ, sometimes significantly, from the Fund’s last valuation for the security). Investors who purchase or redeem shares of a Fund on days when such Fund is holding fair valued securities may receive fewer or more shares or lower or higher redemption proceeds than they would have received if the Fund had not fair valued the securities or had used a different valuation methodology. These risks may be magnified in a rising interest rate environment and if a Fund holds a significant percentage of fair valued or otherwise difficult to value securities, such Fund may be particularly susceptible to the risks associated with valuation.
Liquidity risk also refers to the risk of unusually high redemption requests, redemption requests by certain large shareholders such as institutional investors or asset allocators, or other unusual market conditions that may make it difficult for a Fund to sell investments within the allowable time period to meet redemptions. Meeting such redemption requests could require a Fund to sell securities at reduced prices or under unfavorable conditions or access additional means of liquidity, which would reduce the value of such Fund. This risk is especially acute under current market conditions.
•Market Capitalization Risk.
◦Large-Capitalization Investing Risk. The securities of large-capitalization companies may be relatively mature compared to smaller companies and, therefore, subject to slower growth during times of economic expansion. Large-capitalization companies also may be unable to respond quickly to new competitive challenges, such as changes in technology and consumer tastes.
◦Mid-Capitalization Investing Risk. The securities of mid-capitalization companies may be more vulnerable to adverse issuer, market, political, or economic developments than securities of large-capitalization companies. The securities of mid-capitalization companies generally trade in lower volumes and are subject to greater and more unpredictable price changes than large-capitalization stocks or the stock market as a whole. Some mid-capitalization companies have limited product lines, markets, financial resources, and management personnel and tend to concentrate on fewer geographical markets relative to large-capitalization companies.
◦Small-Capitalization Investing Risk. The securities of small-capitalization companies may be more vulnerable to adverse issuer, market, political, or economic developments than securities of larger-capitalization companies. The securities of small-capitalization companies generally trade in lower volumes and are subject to greater and more unpredictable price changes than larger capitalization stocks or the stock market as a whole. Some small-capitalization companies have limited product lines, markets, and financial and managerial resources and tend to concentrate on fewer geographical markets relative to larger capitalization companies. There is typically less publicly available information concerning smaller-capitalization companies than for larger, more established companies. Small-capitalization companies also may be particularly sensitive to changes in interest rates, government regulation, borrowing costs and earnings.
•Market Risk. Market risks, including political, regulatory, market, and economic or other developments, and developments that impact specific economic sectors, industries or segments of the market, can affect the value of a Fund’s Shares. Each Fund is subject to the risk that the prices of, and the income generated by, securities held by the Fund may decline significantly and/or rapidly in response to adverse conditions or other developments affecting (or that are perceived to affect) individual companies or issuers, particular industries, or the market generally. Such developments may include real or perceived changes in prevailing interest rates, changes in inflation rates or expectations about inflation rates, deflation, adverse investor confidence or sentiment, general outlook for corporate earnings, changing economic, political (including geopolitical), social or financial market conditions, bank failures, actual or threatened imposition of tariffs (which may be imposed by U.S. and foreign governments) and trade disruptions, recession, changes in currency and inflation rates, increased instability or general uncertainty, environmental or natural disasters, extreme weather or geological events, governmental actions, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics), debt crises, terrorism, actual or threatened wars or other armed conflicts (such as the armed conflicts across the Middle East and ongoing Russia-Ukraine war in Europe, and the risk of expansion or collateral economic and other effects thereof) or ratings downgrades, technological developments (including those related to artificial intelligence) or failures (for example, widespread system outages or disruptions or faulty updates to software applications) and other similar events, each of which may be temporary or last for extended periods. For example, the threat or actual imposition of tariffs, trade restrictions, currency restrictions or similar actions (or retaliatory measures taken in response to such actions) could adversely affect a Fund’s investments, including by leading to price volatility, overall declines in the U.S. and global investment markets, reduced liquidity and investment losses. These events have caused, and may in the future cause, significant disruptions to business operations, strained healthcare systems, disruptions to supply chains, large expansion of government deficits and debt as
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a result of government actions to mitigate the effects of such events, and widespread uncertainty regarding the long-term effects of such events. Such events may cause the value of securities owned by a Fund to go up or down, sometimes rapidly or unpredictably. There also is a risk that policy and legislative changes by the U.S. Government and/or Federal Reserve, or certain foreign governments and central banks, could cause increased volatility in financial markets and higher levels of Fund redemptions, which could have a negative impact on a Fund. These events may lead to periods of volatility and increased redemptions, which could cause a Fund to experience a loss when selling securities to meet redemption requests by shareholders. The risk of loss increases if the redemption requests are unusually large or frequent. Markets also tend to move in cycles, with periods of rising and falling prices. If there is a general decline in the securities and other markets, your investment in a Fund may lose value, regardless of the individual results of the securities and other instruments in which a Fund invests.
These or similar events could be prolonged and could adversely affect the value and liquidity of a Fund’s investments, impair a Fund’s ability to satisfy redemption requests, and negatively impact a Fund’s performance. Furthermore, economies and financial markets throughout the world are becoming increasingly interconnected. As a result, whether or not a Fund invests in securities of issuers located in or with significant exposure to countries experiencing economic and financial difficulties, the value and liquidity of a Fund’s investments may be negatively affected.
•Momentum Investing Risk. The momentum style of investing emphasizes investing in securities that have had stronger recent performance compared to other securities, on the premise that these securities will continue to increase in value. Momentum investing is subject to the risk that these securities may be more volatile than the market as a whole. High momentum may also be a sign that the securities’ prices have peaked, and therefore the returns of securities that have previously exhibited price momentum may be less than the returns of other styles of investing. Momentum can turn quickly, and stocks that previously exhibited high momentum may not experience continued positive momentum, and they may also experience rapid and substantial declines in value. Each Fund may experience significant losses if momentum stops, reverses or otherwise reacts differently than predicted. In addition, there may be periods when the momentum style of investing is out of favor and the investment performance of the Fund may be negatively affected compared to the returns from other styles of investing.
•Monthly Rebalance Risk. Because the Index generally changes its exposure based on data only as of the last business day of each month, (i) the Index’s exposure may be affected by significant market movements at or near month end that are not predictive of the market’s performance for the subsequent month and (ii) changes to the Index’s exposure may lag a significant change in the market’s direction (up or down) by as long as a month if such changes first take effect at or near the beginning of a month. Such lags between market performance and changes to the Index’s exposure may result in significant underperformance relative to the broader equity or fixed income market.
•Mortgage- and Asset-Backed Securities Risk. The Underlying ETFs may invest in U.S. government agency-backed mortgage- and asset-backed securities. Mortgage- and asset-backed securities are subject to interest rate risk. Modest movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain types of these securities. When interest rates fall, mortgage- and asset-backed securities may be subject to prepayment risk. When interest rates rise, certain types of mortgage- and asset-backed securities are subject to extension risk. Mortgage- and asset-backed securities can also be subject to the risk of default on the underlying residential or commercial mortgage(s) or other assets.
•Non-Diversification Risk. Each Fund is considered to be non-diversified, which means that they may invest a greater percentage of their assets in the securities of a single issuer or a lesser number of issuers than if they were diversified funds. As a result, a Fund may be more exposed to the risks associated with and developments affecting an individual issuer or a lesser number of issuers than a fund that invests more widely. This may increase a Fund’s volatility and cause the performance of a relatively small number of issuers to have a greater impact on such Fund’s performance.
•Other Investment Companies and ETPs Risk. A Fund may invest in shares of other investment companies, such as ETFs registered under the 1940 Act, and ETPs registered under the 1933 Act. The risks of investment in these securities typically reflect the risks of the types of instruments in which the investment company invests. When a Fund invests in investment company securities, shareholders of such Fund bear indirectly their proportionate share of their fees and expenses, as well as their share of such Fund’s fees and expenses. As a result, an investment by a Fund in an investment company could cause such Fund’s operating expenses (taking into account indirect expenses such as the fees and expenses of the investment company) to be higher and, in turn, performance to be lower than if it were to invest directly in the instruments underlying the investment company. Investments in ETFs are also subject to the “ETF Risks” described above.
The Funds may also invest in investment companies that pursue inverse investment strategies. Such investment companies are very different from most mutual funds or ETFs in that they seek to provide inverse investment results on a daily basis and are intended to be used as short-term trading vehicles. Such funds are not intended to be used by, and are not appropriate for, investors who do not intend to actively manage and monitor their portfolios. These funds are riskier than alternatives that do not use leverage because the performance of an investment in the fund is magnified. Further, the return for investors who invest for a period longer than a single trading day will not be the product of the return of the fund’s stated investment goal (e.g., -2x). In addition, as a result of compounding, the fund’s performance for periods greater than one day is likely to be either greater than or
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less than the performance of the fund times the stated multiple in the fund’s investment objective, before accounting for fees and fund expenses.
Because the ETPs in which the Funds may invest may have a significant portion of their assets exposed directly or indirectly to commodities or commodity-linked securities, developments affecting commodities may have a disproportionate impact on such ETPs and may subject the ETPs to greater volatility than investments in traditional securities. The shares of ETPs are not registered under the 1940 Act, and therefore, do not afford the Funds the investor protections of 1940 Act registered funds.
•Passive Investment Risk. The Funds invest in the underlying ETFs included in, or representative of, it’s Index regardless of their investment merit. The Funds do not attempt to outperform its respective Index or take defensive positions in declining markets. As a result, a Fund’s performance may be adversely affected by a general decline in the market segments relating to its Index. The returns from the types of securities in which a Fund invests may underperform returns from the various general securities markets or different asset classes. The Funds are not actively managed and the Adviser will not sell shares of an underlying ETF due to current or projected underperformance of the securities, industries or sector in which it invests, unless that ETF is removed from the Index, sold in connection with a rebalancing of the Index as addressed in the Index methodology, or sold to comply with a Fund’s investment limitations (for example, to maintain the Fund’s tax status). Of course, unlike some index funds that do not change exposure to equities and bonds, each Fund’s investment strategy does change in response to the Index’s anticipation of a bull or bear market. Nonetheless, each Fund will maintain investments until changes to its Index are triggered, which could cause the Fund’s return to be lower than if the Fund employed an active strategy.
•Preferred Stock Risk. A preferred stock has a blend of the characteristics of bonds and common stock. It may offer the higher yield of a bond and has priority over common stock in equity ownership, but it does not have the seniority of a bond and, unlike common stock, its participation in the issuer’s growth may be limited. Preferred stock has preference over common stock in the receipt of dividends or in any residual assets after payment to creditors should the issuer be dissolved or both. Although the dividend on a preferred stock may be set at a fixed annual rate, in some circumstances it may be changed or discontinued by the issuer.
•Privately Issued Securities Risk. Each Fund may invest in privately-issued securities, including those that are normally purchased pursuant to Rule 144A or Regulation S under the 1933 Act. Privately-issued securities typically may be resold only to qualified institutional buyers, in a privately negotiated transaction, to a limited number of purchasers, or in limited quantities after they have been held for a specified period of time and other conditions are met for an exemption from registration. Because there may be relatively few potential purchasers for such securities, especially under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer, each Fund may find it more difficult to sell such securities when it may be advisable to do so or it may be able to sell such securities only at lesser prices than if such securities were more widely held and traded. At times, it also may be more difficult to determine the fair value of such securities for purposes of computing a Fund’s NAV due to the absence of an active trading market. There can be no assurance that a privately-issued security previously deemed to be liquid when purchased will continue to be liquid for as long as it is held by a Fund, and its value may decline as a result.
•Quantitative Security Selection Risk. Each Index relies on a quantitative model that utilizes artificial intelligence as well as third-party data and information to select Underlying ETFs. To the extent the model does not perform as designed or as intended, a Fund’s strategy may not be successfully implemented, and the Fund may lose value. In addition, if the underlying data used to construct the model is incorrect or incomplete, for reasons such as, but not limited to, market disruptions, accounting practices, regulatory matters, or acts of God, any decisions made in reliance thereon may lead to the inclusion or exclusion of Underlying ETFs that would have been excluded or included had the model or data been correct and complete. The Underlying ETFs selected using the model could perform differently from the financial markets as a whole due to characteristics used in the analysis, the weight placed on each characteristic, and changes in the characteristic’s historical trends, which may further impact a Fund’s value.
The success of the AI models depends on the quality, reliability, and timeliness of the data input. If data is stale, missing, or otherwise inaccurate, a Fund’s investment decisions may be adversely affected. Technological advancements, regulatory changes, or newly developed AI techniques could alter the landscape in which an Index’s current AI models operate. The Index Provider cannot guarantee that its models will remain optimal as AI and big data analytics evolve. An Index may rely on data from third-party providers. In the event these providers discontinue or materially limit access, or if the data is found to be inaccurate, the ability of a Fund to implement its investment strategy may be impaired. The AI models used by the Indexes may also incorporate a systemic bias against securities that demonstrate instability or volatility, which may disproportionately affect a Fund’s performance for certain periods to the extent such instable or volatile securities perform better relative to more stable or less volatile securities for such periods.
•Rebalance Postponement & Ad Hoc Rebalance Risk. Unusual market conditions may cause the Index Provider (defined herein) to postpone a scheduled rebalance for one or more of the Indices, which could cause those Indices (and the corresponding Funds) to vary from their normal or expected composition. The postponement of a scheduled rebalance in a time of market volatility could mean that constituents that would otherwise be removed at rebalance due to changes in market capitalizations,
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issuer credit ratings, or other reasons may remain in the Index (and the Fund’s portfolio), causing the performance and constituents of each impacted Index (and Fund) to vary from those expected under normal conditions.
In addition to scheduled rebalances, the Index Provider or its agents may carry out additional ad hoc rebalances to an Index due to reaching certain weighting constraints, unusual market conditions or in order, for example, to correct an error in the selection of index constituents. When an Index is rebalanced, the corresponding Fund will, in turn, rebalance its portfolio to attempt to increase the correlation between the Fund’s portfolio and its Index. Any transaction costs and market exposure arising from such portfolio rebalancing will be borne directly by the Fund and its shareholders. Therefore, errors and additional ad hoc rebalances carried out by the Index Provider or its agents to an Index may increase the costs to and the tracking error risk of the corresponding Fund.
•REIT Risk. Investment in real estate companies, including REITs, exposes a Fund to the risks of owning real estate directly. These include risks related to general, regional and local economic conditions; fluctuations in interest rates and property tax rates; shifts in zoning laws, environmental regulations and other governmental action such as the exercise of eminent domain; increased operating expenses; lack of availability of mortgage funds or other limits to accessing the credit or capital markets; losses due to natural disasters; overbuilding; losses due to casualty or condemnation; changes in property values and rental rates; and other factors. Real estate is highly sensitive to general and local economic conditions and developments. The U.S. real estate market may, in the future, experience and has, in the past, experienced a decline in value, with certain regions experiencing significant losses in property values. Many real estate companies, including REITs, utilize leverage (and some may be highly leveraged), which increases investment risk and the risk normally associated with debt financing, and could potentially increase the Fund’s volatility and losses. Exposure to such real estate may adversely affect Fund performance.
Investments in REITs involve unique risks. REITs may have limited financial resources, may trade less frequently and in limited volume, and may be more volatile than other securities. In addition, to the extent a Fund holds interests in REITs, it is expected that investors in the Fund will bear two layers of asset-based management fees and expenses (directly at the Fund level and indirectly at the REIT level). In addition, REITs are dependent upon management skills and generally may not be diversified. REITs also are subject to heavy cash flow dependency, defaults by borrowers or lessees and self-liquidation. In addition, U.S. REITs are subject to special U.S. federal tax requirements. A U.S. REIT that fails to comply with such tax requirements may be subject to U.S. federal income taxation, which may affect the value of the REIT and the characterization of the REIT’s distributions. The U.S. federal tax requirement that a REIT distributes substantially all of its net income to its shareholders may result in the REIT having insufficient capital for future expenditures. A U.S. REIT that successfully maintains its qualification may still become subject to U.S. federal, state and local taxes, including excise, penalty, franchise, payroll, mortgage recording, and transfer taxes, both directly and indirectly through its subsidiaries. In the event of a default by a borrower or lessee, the REIT may experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting investments.
•Sector Risk. A Fund’s investing approach may result in an emphasis on certain sectors or sub-sectors of the market at any given time. To the extent a Fund invests more heavily in one sector or sub-sector of the market, it thereby presents a more concentrated risk and its performance will be especially sensitive to developments that significantly affect those sectors or sub-sectors. In addition, the value of Shares may change at different rates compared to the value of shares of a fund with investments in a more diversified mix of sectors and industries. An individual sector or sub-sector of the market may have above-average performance during particular periods, but may also move up and down more than the broader market. The several industries that constitute a sector may all react in the same way to economic, political or regulatory events. A Fund’s performance could also be affected if the sectors or sub-sectors do not perform as expected. Alternatively, the lack of exposure to one or more sectors or sub-sectors may adversely affect performance.
•Securities Lending Risk. There are certain risks associated with securities lending, including the risk that the borrower may fail to return the securities on a timely basis or even the loss of rights in the collateral deposited by the borrower, if the borrower should fail financially. As a result, a Fund may lose money. A Fund could also lose money in the event of a decline in the value of collateral provided for loaned securities or a decline in the value of any investments made with cash collateral. These events could also trigger adverse tax consequences for a Fund.
•Special Tax Risk. The Funds intend to qualify as RICs; however, the federal income tax treatment of certain aspects of the proposed operations of the Funds are not entirely clear. In particular, at least 90% of a Fund’s gross income each taxable year must be derived from dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income derived with respect to its business of investing in such stock, securities or foreign currencies and net income derived from interests in qualified publicly traded partnerships (the “Qualifying Income Requirement”). Similar to other ETFs, when a Fund disposes of appreciated property by distributing such appreciated property in-kind pursuant to redemption requests of AP shareholders under Section 852(b)(6) of the Code, such Fund does not expect to recognize any built-in gain in such appreciated property. Accordingly, a Fund expects to treat the gain realized from the disposition of such appreciated property as not factoring into the Qualifying Income Requirement regardless of whether such gain would have generated non-qualifying income in a taxable disposition. The Funds have not received an opinion of counsel or guidance from the IRS regarding whether Section 852(b)(6) will be available when the Funds distributes such appreciated
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property in a redemption transaction. If the IRS or a court were to disagree with a Fund’s position as to the applicability of this nonrecognition rule to such Fund’s dispositions, the Fund could be under-distributed with respect to its income or gains and/or potentially fail to satisfy the Qualifying Income Requirement. If a Fund is under-distributed, it could be subject to an excise tax, subject to a corporate level tax, and potentially causing the character of the amounts reported to shareholders to be incorrect. Moreover, if a Fund fails to distribute at least 90% of its investment company taxable income and net tax-exempt income for the taxable year, such Fund would be subject to tax as a regular corporation for the taxable year. Alternatively, a Fund may be required to pay a deficiency dividend (without having received additional cash) and applicable interest, and such dividend would be paid to the then current shareholders of such Fund. In addition, unless a Fund is able to avail itself of a savings provision, a failure of the Qualifying Income Requirement would cause the Fund to fail to qualify as a RIC. If, for any year, a Fund fails to qualify as a RIC, such Fund itself generally would be subject to regular corporate U.S. federal income tax, and distributions received by its shareholders would be subject to further U.S. federal income tax. Failure to comply with the requirements for qualification as a RIC would have significant negative economic consequences to a Fund’s shareholders.
•Tracking Error Risk. As with all index funds, the performance of a Fund and its Index may differ from each other for a variety of reasons. For example, each Fund incurs operating expenses and portfolio transaction costs not incurred by its Index. In addition, a Fund may not be fully invested in the securities of its Index at all times or may hold securities not included in the Index. The use of sampling techniques may affect a Fund’s ability to achieve close correlation with its Index. Each Fund may use a representative sampling strategy to achieve its investment objective, if the Adviser believes it is in the best interest of the Fund, which generally can be expected to produce a greater non-correlation risk.
•Valuation Risk. The Underlying ETFs may hold securities or other assets that may be valued on the basis of factors other than readily available market quotations. This may occur because the asset or security does not trade on a centralized exchange, or in times of market turmoil or reduced liquidity. There are multiple methods that can be used to value a portfolio holding when market quotations are not readily available. The value established for any portfolio holding at a point in time might differ from what would be produced using a different methodology or if it had been priced using market quotations. Portfolio holdings that are valued using techniques other than market quotations, including “fair valued” assets or securities, may be subject to greater fluctuation in their valuations from one day to the next than if market quotations were used. In addition, there is no assurance that an Underlying ETF could sell or close out a portfolio position for the value established for it at any time, and it is possible that an Underlying ETF would incur a loss because a portfolio position is sold or closed out at a discount to the valuation established by the Underlying ETF at that time. The ability to value investments may be impacted by technological issues or errors by pricing services or other third-party service providers.
•Value Investing Risk. Because each Fund may utilize a value style of investing, a Fund could suffer losses or produce poor results relative to other funds, even in a rising market, if the Adviser’s assessment of a company’s value or prospects for exceeding earnings expectations or market conditions is incorrect.
PORTFOLIO HOLDINGS INFORMATION
Information about each Fund’s daily portfolio holdings is available at www.teucrium.com. A complete description of the Funds’ policies and procedures with respect to the disclosure of the Funds’ portfolio holdings is available in the Funds’ Statement of Additional Information (the “SAI”).
MANAGEMENT
Investment Adviser
Teucrium Investment Advisors, LLC, located at Three Main Street, Suite 215, Burlington, Vermont 05401, serves as the investment adviser for the Funds. The Adviser, subject to the general supervision and oversight of the Board, provides an investment management program for the Funds and manages the day-to-day investment of the Funds’ assets. The Adviser also arranges for transfer agency, custody, fund administration, distribution and all other services necessary for the Funds to operate. The Adviser is an SEC-registered investment adviser wholly owned by Teucrium Trading, LLC.
The Adviser continuously reviews, supervises, and administers each Fund’s investment program. The Board supervises the Adviser and establishes policies that the Adviser must follow in its day-to-day management activities. For the services it provides to the Funds, the Adviser is entitled to a unified management fee, which is calculated daily and paid monthly, at an annual rate based on each Fund’s average daily net assets as set forth in the table below.

Fund	Management Fee
Broad Markets ETF	0.95%[1]
Defensive Sector ETF	0.95%
1.The Adviser has contractually agreed to reduce the Fund’s management fee from 0.95% to 0.80% of its average daily net assets for successive one-year periods, currently until at least April 30, 2027. This agreement may be terminated only by, or with the consent of, the Board.
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Pursuant to an investment advisory agreement between the Trust, on behalf of the Funds, and the Adviser (the “Advisory Agreement”), the Adviser has agreed to pay all expenses of the Funds except the fee payable to the Adviser under the Advisory Agreement, interest charges on any borrowings, dividends and other expenses on securities sold short, taxes, brokerage commissions and other expenses incurred in placing orders for the purchase and sale of securities and other investment instruments, acquired fund fees and expenses, accrued deferred tax liability, extraordinary expenses, and distribution fees and expenses paid by the Trust under any distribution plan adopted pursuant to Rule 12b-1 under the 1940 Act (collectively, “Excluded Expenses”).
A discussion of the basis for the Board’s approval of the Advisory Agreement is available in the Funds’ Form N-CSR filing with the SEC for the fiscal period ended December 31, 2025.
Portfolio Managers
Messrs. Harris, Haugens and Small are jointly and primarily responsible for the day-to-day management of each of the Funds’ portfolios. There are no limitations or restrictions on any one portfolio manager’s role relative to the other portfolio managers.
Springer Harris joined Teucrium Trading, LLC, the parent company of the Adviser, in April 2011. He has primary responsibilities for the Trade Operations for the Teucrium Funds. Prior to joining the firm, Mr. Harris was an Account Executive with Emergent Social Media Team at Weber Shandwick, a global public relations firm. He graduated cum laude with a B.A. in Business Management.
Joran Haugens joined Teucrium Trading, LLC in December of 2022. He has responsibilities for trade operations and execution for the Teucrium Funds. Prior to joining the firm, he worked as an account executive at ED&F Man Capital with a focus on agricultural commodities providing support, information, research, account management and execution for a wide range of customers. Mr. Haugens has more than 20 years of experience in execution and is Series 3 certified.
Chris Small joined Teucrium Trading, LLC in April of 2025. He is responsible for the execution and implementation of Teucrium’s growing suite of ETF’s and contributes to the development of new products in Teucrium’s multi-asset white-label platform. Prior to joining the firm, he worked as the Director of Trading at Boston-based asset manager Windham Capital from March 2015 until December 2024. Mr. Small graduated from Middlebury College in Vermont and studied economics, premedical coursework, and political science.
The Funds’ SAI provides additional information about the Portfolio Managers’ compensation structure, other accounts managed by the Portfolio Managers and the Portfolio Managers’ ownership of Shares.
Other Service Providers
PINE Distributors LLC, (the “Distributor”), located at 501 South Cherry Street, Suite 610, Denver, Colorado 80246, serves as distributor and principal underwriter to the Funds. The Distributor will not distribute Shares in less than whole Creation Units, and it does not maintain a secondary market in the Shares. The Distributor is a broker-dealer registered under the Securities Exchange Act of 1934 and a member of the Financial Industry Regulatory Authority, Inc. (“FINRA”). The Distributor has no role in determining the policies of the Funds or the securities that are purchased or sold by a Fund and is not affiliated with the Adviser or any of its affiliates.
U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services, located at 615 East Michigan Street, Milwaukee, Wisconsin 53202, serves as the administrator and transfer agent (as applicable) for the Funds.
U.S. Bank National Association, located at 1555 North Rivercenter Drive, Suite 302, Milwaukee, Wisconsin 53212, serves as the custodian for the Funds.
Morgan, Lewis & Bockius LLP, located at 1111 Pennsylvania Avenue, N.W., Washington, D.C. 20004, serves as legal counsel to the Trust.
Cohen & Company, Ltd., located at 1835 Market Street, Suite 310, Philadelphia, Pennsylvania 19103, serves as the Funds’ independent registered public accounting firm. The independent registered public accounting firm is responsible for auditing the annual financial statements of the Funds.
FUND SPONSOR
The Adviser has entered into an agreement with SumGrowth, Inc. (“SumGrowth”) under which SumGrowth assumes the obligation of the Adviser to pay the expenses of each Fund, except Excluded Expenses (such expenses of the Funds, except Excluded Expenses, the “Unitary Expenses”). Although SumGrowth has agreed to be responsible for the Unitary Expenses, the Adviser retains the ultimate obligation to the Funds to pay such expenses. For these payments, SumGrowth is entitled to a fee, paid by the Adviser, based on the total management fee earned by the Adviser under the Advisory Agreement less the Unitary Expenses and certain other costs. SumGrowth does not make investment decisions, provide investment advice, or otherwise act in the capacity of an investment adviser to the Funds.
HOW TO BUY AND SELL SHARES
Each Fund issues and redeems Shares only in Creation Units at the NAV per share next determined after receipt of an order from an AP. Only APs may acquire Shares directly from a Fund, and only APs may tender their Shares for redemption directly to a Fund, at
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NAV. APs must be a member or participant of a clearing agency registered with the SEC and must execute a Participant Agreement that has been agreed to by the Distributor, and that has been accepted by the Funds’ transfer agent, with respect to purchases and redemptions of Creation Units. Once created, Shares trade in the secondary market in quantities less than a Creation Unit.
Most investors buy and sell Shares in secondary market transactions through brokers. Individual Shares are listed for trading on the secondary market on the Exchange and can be bought and sold throughout the trading day like other publicly traded securities.
When buying or selling Shares through a broker, you will incur customary brokerage commissions and charges, and you may pay some or all of the spread between the bid and the offer price in the secondary market on each leg of a round trip (purchase and sale) transaction. In addition, because secondary market transactions occur at market prices, you may pay more than NAV when you buy Shares and receive less than NAV when you sell those Shares.
Book Entry
Shares are held in book-entry form, which means that no stock certificates are issued. The Depository Trust Company (the “DTC”) or its nominee is the record owner of all outstanding Shares.
Investors owning Shares are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for all Shares. DTC’s participants include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of Shares, you are not entitled to receive physical delivery of stock certificates or to have Shares registered in your name, and you are not considered a registered owner of Shares. Therefore, to exercise any right as an owner of Shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other securities that you hold in book entry or “street name” through your brokerage account.
Frequent Purchases and Redemptions of Shares
The Funds impose no restrictions on the frequency of purchases and redemptions of Shares. In determining not to approve a written, established policy, the Board evaluated the risks of market timing activities by Fund shareholders. Purchases and redemptions by APs, who are the only parties that may purchase or redeem Shares directly from the Funds, are an essential part of the ETF process and help keep Share trading prices in line with NAV. As such, the Funds accommodate frequent purchases and redemptions by APs. However, frequent purchases and redemptions for cash may increase tracking error and portfolio transaction costs and lead to the realization of capital gains. The Funds’ fair valuation of their holdings consistent with the 1940 Act and Rule 2a-5 thereunder and their ability to impose transaction fees on purchases and redemptions of Creation Units to cover the custodial and other costs incurred by the Funds in effecting trades help to minimize the potential adverse consequences of frequent purchases and redemptions.
Determination of Net Asset Value
Each Fund’s NAV is calculated as of the scheduled close of regular trading on the New York Stock Exchange (the “NYSE”), generally 4:00 p.m. Eastern Time, each day the NYSE is open for business. The NAV for a Fund is calculated by dividing the applicable Fund’s net assets by its Shares outstanding.
In calculating its NAV, each Fund generally values its assets on the basis of market quotations, last sale prices, or estimates of value furnished by a pricing service or brokers who make markets in such instruments. In particular, each Fund generally values equity securities traded on any recognized U.S. or non-U.S. exchange at the last sale price or official closing price on the exchange or system on which they are principally traded. If such information is not available for an investment held by a Fund or is determined to be unreliable, the investment will be valued by the Adviser at fair value pursuant to procedures established by the Adviser and approved by the Board (as described below).
Fair Value Pricing
The Adviser has been designated by the Board as the valuation designee for the Funds pursuant to Rule 2a-5 under the 1940 Act. In its capacity as valuation designee, the Adviser has adopted procedures and methodologies to fair value Fund investments whose market prices are not “readily available” or are deemed to be unreliable. For example, such circumstances may arise when: (i) an investment has been de-listed or has had its trading halted or suspended; (ii) an investment’s primary pricing source is unable or unwilling to provide a price; (iii) an investment’s primary trading market is closed during regular market hours; or (iv) an investment’s value is materially affected by events occurring after the close of the investment’s primary trading market. Generally, when fair valuing an investment held by a Fund, the Adviser will take into account all reasonably available information that may be relevant to a particular valuation including, but not limited to, fundamental analytical data regarding the issuer, information relating to the issuer’s business, recent trades or offers of the investment, general and/or specific market conditions and the specific facts giving rise to the need to fair value the investment. Fair value determinations are made in good faith and in accordance with the fair value methodologies established by the Adviser. Due to the subjective and variable nature of determining the fair value of a security or other investment, there can be no assurance that the Adviser’s determined fair value will match or closely correlate to any market quotation that subsequently becomes available or the price quoted or published by other sources. In addition, a Fund may not be able to obtain the fair value assigned to an investment if the Fund were to sell such investment at or near the time its fair value is determined.
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Investments by Registered Investment Companies
Section 12(d)(1) of the 1940 Act and the rules thereunder limit investments by registered investment companies in the securities of other investment companies. Registered investment companies are permitted to invest in a Fund beyond the limits set forth in section 12(d)(1), subject to certain terms and conditions, including that such investment companies enter into an agreement with such Fund.
Delivery of Shareholder Documents – Householding
Householding is an option available to certain investors of the Funds. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Householding for the Funds is available through certain broker-dealers. If you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, please contact your broker-dealer. If you are currently enrolled in householding and wish to change your householding status, please contact your broker-dealer.
DIVIDENDS, DISTRIBUTIONS, AND TAXES
Dividends and Distributions
Each Fund expects to pay out dividends, if any, in cash, and distribute any net realized capital gains to its shareholders at least annually. Each Fund will declare and pay capital gain distributions, if any, in cash. Distributions in cash may be reinvested automatically in additional whole Shares only if the broker through whom you purchased Shares makes such option available. Your broker is responsible for distributing the income and capital gain distributions to you.
Taxes
The following discussion is a summary of certain important U.S. federal income tax considerations generally applicable to investments in the Funds. Your investment in a Fund may have other tax implications. Please consult your tax advisor about the tax consequences of an investment in Shares, including the possible application of foreign, state, and local tax laws. This summary does not apply to Shares held in an IRA or other tax-qualified plans, which are generally not subject to current tax. Transactions relating to Shares held in such accounts may, however, be taxable at some time in the future. This summary is based on current tax laws, which may change.
Each Fund intends to qualify each year for treatment as a RIC within the meaning of Subchapter M of the Code. If it meets certain minimum distribution requirements, a RIC is not subject to tax at the fund level on income and gains from investments that are timely distributed to shareholders. However, a Fund’s failure to qualify as a RIC or to meet minimum distribution requirements would result (if certain relief provisions were not available) in fund-level taxation and, consequently, a reduction in income available for distribution to shareholders.
Unless your investment in Shares is made through a tax-exempt entity or tax-advantaged account, such as an IRA, you need to be aware of the possible tax consequences when a Fund makes distributions, when you sell your Shares listed on the Exchange, and when you purchase or redeem Creation Units (APs only).
Taxes on Distributions
Each Fund intends to distribute, at least annually, substantially all of its net investment income and net capital gains. For federal income tax purposes, distributions of investment income are generally taxable as ordinary income or qualified dividend income. Taxes on distributions of capital gains (if any) are determined by how long a Fund owned the investments that generated them, rather than how long a shareholder has owned his or her Shares. Sales of assets held by a Fund for more than one year generally result in long-term capital gains and losses, and sales of assets held by a Fund for one year or less generally result in short-term capital gains and losses. Distributions of a Fund’s net capital gain (the excess of net long-term capital gains over net short-term capital losses) that are reported by such Fund as capital gain dividends (“Capital Gain Dividends”) will be taxable as long-term capital gains, which for non-corporate shareholders are subject to tax at reduced rates of up to 20% (lower rates apply to individuals in lower tax brackets). Distributions of short-term capital gain will generally be taxable as ordinary income. Dividends and distributions are generally taxable to you whether you receive them in cash or reinvest them in additional Shares.
Distributions reported by a Fund as “qualified dividend income” are generally taxed to non-corporate shareholders at rates applicable to long-term capital gains, provided holding period and other requirements are met. “Qualified dividend income” generally is income derived from dividends paid by U.S. corporations or certain foreign corporations that are either incorporated in a U.S. possession or eligible for tax benefits under certain U.S. income tax treaties. In addition, dividends that a Fund receives in respect of stock of certain foreign corporations may be qualified dividend income if that stock is readily tradable on an established U.S. securities market. Corporate shareholders may be entitled to a dividends received deduction for the portion of dividends they receive from a Fund that are attributable to dividends received by the Fund from U.S. corporations, subject to certain limitations. For such dividends to be taxed as qualified dividend income to a non-corporate shareholder, a Fund must satisfy certain holding period requirements with respect to the underlying stock and the non-corporate shareholder must satisfy holding period requirements with respect to his or her ownership of such Fund’s Shares. Holding periods may be suspended for these purposes for stock that is hedged. Each Fund’s investment
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strategy may limit its ability to distribute dividends eligible to be treated as qualified dividend income or entitled to the dividends received deduction.
In the case of corporate shareholders, Fund distributions (other than Capital Gain Dividends) generally qualify for the dividends received deduction to the extent such distributions are so reported and do not exceed the gross amount of qualifying dividends received by such Fund for the year. Generally, and subject to certain limitations (including certain holding period limitations), a dividend will be treated as a qualifying dividend if it has been received from a domestic corporation. Certain of the Funds’ investment strategies may limit their ability to make distributions eligible for the dividends received deduction.
A RIC that receives business interest income may pass through its net business interest income for purposes of the tax rules applicable to the interest expense limitations under Section 163(j) of the Code. A RIC’s total “Section 163(j) Interest Dividend” for a tax year is limited to the excess of the RIC’s business interest income over the sum of its business interest expense and its other deductions properly allocable to its business interest income. A RIC may, in its discretion, designate all or a portion of ordinary dividends as Section 163(j) Interest Dividends, which would allow the recipient shareholder to treat the designated portion of such dividends as interest income for purposes of determining such shareholder’s interest expense deduction limitation under Section 163(j) of the Code. This can potentially increase the amount of a shareholder’s interest expense deductible under Section 163(j) of the Code. In general, to be eligible to treat a Section 163(j) Interest Dividend as interest income, you must have held your shares in a Fund for more than 180 days during the 361-day period beginning on the date that is 180 days before the date on which the share becomes ex-dividend with respect to such dividend. Section 163(j) Interest Dividends, if so designated by a Fund, will be reported to your financial intermediary or otherwise in accordance with the requirements specified by the Internal Revenue Service (“IRS”).
Shortly after the close of each calendar year, you will be informed of the amount and character of any distributions received from a Fund.
In general, your distributions are subject to federal income tax for the year in which they are paid. Certain distributions paid in January, however, may be treated as paid on December 31 of the prior year. Distributions are generally taxable even if they are paid from income or gains earned by a Fund before your investment (and thus were included in the Shares’ NAV when you purchased your Shares).
You should note that if you purchase shares just before a distribution, the purchase price would reflect the amount of the upcoming distribution. In this case, you would be taxed on the entire amount of the distribution received, even though, as an economic matter, the distribution simply constitutes a return of your investment. This is known as “buying a dividend” and should generally be avoided by taxable investors.
If you are neither a resident nor a citizen of the United States or if you are a foreign entity, distributions (other than Capital Gain Dividends) paid to you by a Fund will generally be subject to a U.S. withholding tax at the rate of 30%, unless a lower treaty rate applies. Gains from the sale or other disposition of your Shares from non-U.S. shareholders generally are not subject to U.S. taxation, unless you are a nonresident alien individual who is physically present in the U.S. for 183 days or more per year. A Fund may, under certain circumstances, report all or a portion of a dividend as an “interest-related dividend” or a “short-term capital gain dividend,” which would generally be exempt from this 30% U.S. withholding tax, provided certain other requirements are met. Different tax consequences may result if you are a foreign shareholder engaged in a trade or business within the United States or if a tax treaty applies.
Under legislation generally known as “FATCA” (the Foreign Account Tax Compliance Act), a Fund is required to withhold 30% of certain ordinary dividends it pays to shareholders that are foreign entities and that fail to meet prescribed information reporting or certification requirements.
A Fund (or a financial intermediary, such as a broker, through which a shareholder owns Shares) generally is required to withhold and remit to the U.S. Treasury a percentage (currently 24%) of the taxable distributions and sale proceeds paid to any shareholder who fails to properly furnish a correct taxpayer identification number, who has underreported dividend or interest income, or who fails to certify that the shareholder is not subject to such withholding. Backup withholding is not an additional tax and any amounts withheld may be credited against the shareholder’s ultimate U.S. tax liability.
Taxes When Shares are Sold on the Exchange
Provided that a shareholder holds Shares as capital assets, any capital gain or loss realized upon a sale or exchange of Shares generally is treated as a long-term capital gain or loss if Shares have been held for more than one year and as a short-term capital gain or loss if Shares have been held for one year or less. However, any capital loss on a sale of Shares held for six months or less is treated as long-term capital loss to the extent of Capital Gain Dividends paid with respect to such Shares. Any loss realized on a sale will be disallowed to the extent Shares are acquired, including through reinvestment of dividends, within a 61-day period beginning 30 days before and ending 30 days after the disposition of Shares. The ability to deduct capital losses may be limited.
The cost basis of Shares acquired by purchase will generally be based on the amount paid for the Shares and then may be subsequently adjusted for other applicable transactions as required by the Code. The difference between the selling price and the cost basis of Shares generally determines the amount of the capital gain or loss realized on the sale or exchange of Shares. Contact the broker through
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whom you purchased your Shares to obtain information with respect to the available cost basis reporting methods and elections for your account.
Taxes on Purchases and Redemptions of Creation Units
An AP having the U.S. dollar as its functional currency for U.S. federal income tax purposes who exchanges securities for Creation Units generally recognizes a gain or a loss. The gain or loss will be equal to the difference between the value of the Creation Units at the time of the exchange and the exchanging AP’s aggregate basis in the securities delivered plus the amount of any cash paid for the Creation Units. An AP who exchanges Creation Units for securities will generally recognize a gain or loss equal to the difference between the exchanging AP’s basis in the Creation Units and the aggregate U.S. dollar market value of the securities received, plus any cash received for such Creation Units. The IRS may assert, however, that a loss that is realized upon an exchange of securities for Creation Units may not be currently deducted under the rules governing “wash sales” (for an AP who does not mark-to-market their holdings) or on the basis that there has been no significant change in economic position. APs exchanging securities should consult their own tax advisor with respect to whether wash sale rules apply and when a loss might be deductible.
A Fund may include a payment of cash in addition to, or in place of, the delivery of a basket of securities upon the redemption of Creation Units. A Fund may sell portfolio securities to obtain the cash needed to distribute redemption proceeds. This may cause a Fund to recognize investment income and/or capital gains or losses that it might not have recognized if it had completely satisfied the redemption in kind. As a result, a Fund may be less tax efficient if it includes such a cash payment in the proceeds paid upon the redemption of Creation Units.
Net Investment Income Tax
U.S. individuals with income exceeding specified thresholds are subject to a 3.8% tax on all or a portion of their “net investment income,” which includes interest, dividends, and certain capital gains (generally including capital gains distributions and capital gains realized on the sale of Shares). This 3.8% tax also applies to all or a portion of the undistributed net investment income of certain shareholders that are estates and trusts.
Foreign Investments by a Fund
The Funds invest in foreign securities. Interest and other income received by a Fund with respect to foreign securities may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. If as of the close of a taxable year more than 50% of the value of a Fund’s assets consists of certain foreign stock or securities, each such Fund will be eligible to elect to “pass through” to investors the amount of foreign income and similar taxes (including withholding taxes) paid by such Fund during that taxable year. This means that investors would be considered to have received as additional income their respective shares of such foreign taxes but may be entitled to either a corresponding tax deduction in calculating taxable income, or, subject to certain limitations, a credit in calculating federal income tax. If a Fund does not so elect, each such Fund will be entitled to claim a deduction for certain foreign taxes incurred by such Fund. A Fund (or a financial intermediary, such as a broker, through which a shareholder owns Shares) will notify you if it makes such an election and provide you with the information necessary to reflect foreign taxes paid on your income tax return.
Foreign tax credits, if any, received by a Fund as a result of an investment in another RIC will not be passed through to you unless the Fund qualifies as a “qualified fund-of-funds” under the Code. If a Fund is a “qualified fund-of-funds” it will be eligible to file an election with the IRS that will enable the Fund to pass along these foreign tax credits to its shareholders. A Fund will be treated as a “qualified fund-of-funds” under the Code if at least 50% of the value of the Fund’s total assets (at the close of each quarter of the Fund’s taxable year) is represented by interests in other RICs.
The foregoing discussion summarizes some of the possible consequences under current federal tax law of an investment in each Fund. It is not a substitute for personal tax advice. You also may be subject to state and local tax on Fund distributions and sales of Shares. Consult your personal tax advisor about the potential tax consequences of an investment in Shares under all applicable tax laws. For more information, please see the section entitled “Federal Income Taxes” in the SAI.
DISTRIBUTION PLAN
The Board has adopted a Distribution and Service Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. In accordance with the Plan, each Fund is authorized to pay an amount up to 0.25% of its average daily net assets each year for certain distribution-related activities and shareholder services.
No Rule 12b-1 fees are currently paid by the Funds, and there are no plans to impose these fees. However, in the event Rule 12b-1 fees are charged in the future, because the fees are paid out of Fund assets, over time these fees will increase the cost of your investment and may cost you more than certain other types of sales charges.
PREMIUM/DISCOUNT INFORMATION
Information regarding how often each Fund’s Shares traded on the Exchange at a price above (i.e., at a premium) or below (i.e., at a discount) its NAV is available on the Funds’ website at www.teucrium.com.
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ADDITIONAL NOTICES
The Shares are not sponsored, endorsed, or promoted by the Exchange. The Exchange is not responsible for, nor has it participated in the determination of, the timing, prices, or quantities of Shares to be issued, nor in the determination or calculation of the equation by which Shares are redeemable. The Exchange has no obligation or liability to owners of Shares in connection with the administration, marketing, or trading of Shares.
Without limiting any of the foregoing, in no event shall the Exchange have any liability for any lost profits or indirect, punitive, special, or consequential damages even if notified of the possibility thereof.
The Adviser and the Funds make no representation or warranty, express or implied, to the owners of the Shares or any member of the public regarding the advisability of investing in securities generally or in a Fund particularly.
FINANCIAL HIGHLIGHTS
The following financial highlights table shows the financial performance information for the life of each Fund. Certain information reflects financial results for a single share of a Fund. The total returns in the table represent the rate that you would have earned or lost on an investment in a Fund (assuming you reinvested all distributions). This information has been audited by Cohen & Company, Ltd., the independent registered public accounting firm of the Funds, whose report, along with each Fund’s financial statements, is included in the Funds’ most recent Form N-CSR, which is available upon request and can be found on the SEC’s website.

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ALPHADROID BROAD MARKETS MOMENTUM ETF
FINANCIAL HIGHLIGHTS
Period Ended December 31, 2025(a)
PER SHARE DATA:
Net asset value, beginning of period	$25.15

INVESTMENT OPERATIONS:
Net investment loss(b)	(0.01)
Net realized and unrealized gain on investments(c)	1.17
Total from investment operations	1.16
Net asset value, end of period	$26.31
Total return(d)	4.61%

SUPPLEMENTAL DATA AND RATIOS:(e)
Net assets, end of period (in thousands)	$7,104
Ratio of expenses to average net assets:
Before expense reimbursement(f)	0.95%
After expense reimbursement(f)	0.80%
Ratio of net investment loss to average net assets(f)	(0.26)%
Portfolio turnover rate(d)(g)	24%
(a) The Fund commenced operations on October 15, 2025.
(b) Net investment income (loss) per share has been calculated based on average shares outstanding during the period.
(c) Realized and unrealized gains and losses per share in the caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the Statement of Operations due to share transactions for the period.
(d) Not annualized for periods less than one year.
(e) Ratios do not include the income and expenses of the underlying funds in which the Fund invests.
(f) Annualized for periods less than one year.
(g) Portfolio turnover rate excludes in-kind transactions.

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ALPHADROID DEFENSIVE SECTOR ROTATION ETF
FINANCIAL HIGHLIGHTS
Period Ended December 31, 2025(a)
PER SHARE DATA:
Net asset value, beginning of period	$25.05

INVESTMENT OPERATIONS:
Net investment loss(b)(h)	(0.01)
Net realized and unrealized loss on investments(c)	(0.60)
Total from investment operations	(0.61)
Net asset value, end of period	$24.44
Total return(d)	-2.45%

SUPPLEMENTAL DATA AND RATIOS:(e)
Net assets, end of period (in thousands)	$12,952
Ratio of expenses to average net assets(f)	0.95%
Ratio of net investment loss to average net assets(f)	(0.19)%
Portfolio turnover rate(d)(g)	82%
(a) The Fund commenced operations on October 15, 2025.
(b) Net investment income (loss) per share has been calculated based on average shares outstanding during the period.
(c) Realized and unrealized gains and losses per share in the caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the Statement of Operations due to share transactions for the period.
(d) Not annualized for periods less than one year.
(e) Ratios do not include the income and expenses of the underlying funds in which the Fund invests.
(f) Annualized for periods less than one year.
(g) Portfolio turnover rate excludes in-kind transactions.
(h) Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests. The ratio does not include net investment income of the investment companies in which the Fund invests.

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AlphaDroid® Broad Markets Momentum ETF
AlphaDroid® Defensive Sector Rotation ETF

Adviser	Teucrium Investment Advisors, LLC Three Main Street, Suite 215 Burlington, Vermont 05401	Distributor	PINE Distributors LLC 501 South Cherry Street, Suite 610 Denver, Colorado 80246
Transfer Agent, Index Receipt Agent, and Administrator	U.S. Bancorp Fund Services, LLC d/b/a U.S. Bank Global Fund Services 615 East Michigan Street Milwaukee, Wisconsin 53202	Custodian	U.S. Bank, N.A. 1555 North Rivercenter Drive, Suite 302 Milwaukee, Wisconsin 53212
Independent Registered Public Accounting Firm	Cohen & Company, Ltd. 1835 Market Street, Suite 310 Philadelphia, Pennsylvania 19103	Legal Counsel	Morgan, Lewis & Bockius LLP 1111 Pennsylvania Avenue, NW Washington, DC 20004-2541
Investors may find more information about a Fund in the following documents:
Statement of Additional Information: The Funds’ SAI provides additional details about the investments of each Fund and certain other additional information. The SAI is on file with the SEC and is incorporated herein by reference into this Prospectus. It is legally considered a part of this Prospectus.
Annual/Semi-Annual Reports and Form N-CSR: Additional information about each Fund’s investments is available in the Funds’ Annual and Semi-Annual Reports to shareholders and in Form N-CSR. In the Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected a Fund’s performance. In Form N-CSR, you will find the Fund’s annual and semi-annual financial statements.
You can obtain free copies of these documents, request other information or make general inquiries about the Funds by calling 1-800-617-0004.
Shareholder reports and other information about the Funds also are available:
•Free of charge from the SEC’s EDGAR database on the SEC’s website at http://www.sec.gov;
•Free of charge from the Funds’ website at www.teucrium.com; or
•For a fee, by e-mail request to publicinfo@sec.gov.

(SEC Investment Company Act File No. 811-23226)

AlphaDroid® Broad Markets Momentum ETF (EZMO)
AlphaDroid® Defensive Sector Rotation ETF (EZRO)

Each, a series of Listed Funds Trust

Listed on The Nasdaq Stock Market, LLC

STATEMENT OF ADDITIONAL INFORMATION
April 30, 2026

This Statement of Additional Information (the “SAI”) is not a prospectus and should be read in conjunction with the prospectus for the AlphaDroid® Broad Markets Momentum ETF (the “Broad Markets ETF”) and AlphaDroid® Defensive Sector Rotation ETF (the “Defensive Sector ETF”) (each, a “Fund,” and, together, the “Funds”), each a series of Listed Funds Trust (the “Trust”), dated April 30, 2026, as may be supplemented from time to time (the “Prospectus”). Capitalized terms used in this SAI that are not defined have the same meaning as in the Prospectus, unless otherwise noted. A copy of the Prospectus may be obtained without charge, by calling the Funds at 1-800-617-0004, or by visiting www.teucrium.com.
The Funds’ audited financial statements for the most recent fiscal year are included in the Funds’ most recent Form N-CSR, which is incorporated into this SAI by reference (File No. 811-23226). You may obtain a copy of the Funds’ Annual Report and Form N-CSR at no charge by contacting the Funds at the phone number noted above.

GENERAL INFORMATION ABOUT THE TRUST
The Trust is an open-end management investment company consisting of multiple investment series. This SAI relates only to the Funds. The Trust was organized as a Delaware statutory trust on August 26, 2016. The Trust is registered with the U.S. Securities and Exchange Commission (the “SEC”) under the Investment Company Act of 1940, as amended (together with the rules and regulations adopted thereunder, the “1940 Act”), as an open-end management investment company, and the offering of each Fund’s shares (collectively, the “Shares”) is registered under the Securities Act of 1933 (the “Securities Act”). The Trust is governed by its Board of Trustees (the “Board”).
Teucrium Investment Advisors, LLC (the “Adviser”) serves as investment adviser to the Funds.
Each Fund offers and issues Shares at their net asset value (“NAV”) only in aggregations of a specified number of Shares (each, a “Creation Unit”). Each Fund generally offers and issues Shares in exchange for a basket of securities (“Deposit Securities”) together with the deposit of a specified cash payment (“Cash Component”). The Trust reserves the right to permit or require the substitution of a “cash in lieu” amount (“Deposit Cash”) to be added to the Cash Component to replace any Deposit Security or other instrument in a Fund’s portfolio. Shares are listed on The Nasdaq Stock Market, LLC (the “Exchange”) and trade on the Exchange at market prices that may differ from the Shares’ NAV. Shares also are redeemable only in Creation Unit aggregations, primarily for a basket of Deposit Securities together with a Cash Component. A Creation Unit of each Fund generally consists of 10,000 Shares, though this may change from time to time. As a practical matter, only institutions or large investors purchase or redeem Creation Units. Except when aggregated in Creation Units, Shares are not redeemable securities.
Shares may be issued in advance of receipt of Deposit Securities subject to various conditions, including a requirement to maintain on deposit with the Trust cash at least equal to a specified percentage of the value of the missing Deposit Securities, as set forth in the Participant Agreement (as defined below). The Trust may impose a transaction fee for each creation or redemption. In all cases, such fees will be limited in accordance with the requirements of the SEC applicable to management investment companies offering redeemable securities. As in the case of other publicly traded securities, brokers’ commissions on transactions in the secondary market will be based on negotiated commission rates at customary levels.
ADDITIONAL INFORMATION ABOUT INVESTMENT OBJECTIVES, POLICIES, AND RELATED RISKS
Each Fund’s investment objective and principal investment strategies are described in the Prospectus. The following information supplements, and should be read in conjunction with, the Prospectus. For a description of certain permitted investments, see “Description of Permitted Investments” in this SAI.
With respect to each Fund’s investments, unless otherwise noted, if a percentage limitation on investment is adhered to at the time of investment or contract, a subsequent increase or decrease as a result of market movement or redemption will not result in a violation of such investment limitation.
NON-DIVERSIFICATION
Each Fund is classified as a non-diversified investment company under the 1940 Act. A “non-diversified” classification means that a Fund is not limited by the 1940 Act with regard to the percentage of its total assets that may be invested in the securities of a single issuer. This means that a Fund may invest a greater portion of its total assets in the securities of a single issuer or a smaller number of issuers than if it was a diversified fund. This may have an adverse effect on a Fund’s performance or subject Shares to greater price volatility than more diversified investment companies. Moreover, in pursuing its objective, a Fund may hold the securities of a single issuer in an amount exceeding 10% of the value of the outstanding securities of the issuer, subject to restrictions imposed by the Internal Revenue Code of 1986, as amended (the “Code”). In particular, as a Fund’s size grows and its assets increase, it will be more likely to hold more than 10% of the securities of a single issuer if the issuer has a relatively small public float as compared to other components in a Fund’s portfolio.
Although each Fund is non-diversified for purposes of the 1940 Act, each Fund intends to maintain the required level of diversification and otherwise conduct its operations so as to qualify as a “regulated investment company” (“RIC”) within the meaning of Subchapter M of the Code. Compliance with the diversification requirements of the Code may limit the investment flexibility of a Fund and may make it less likely that a Fund will meet its investment objectives. To qualify as a RIC under the Code, a Fund must meet the Diversification Requirement described in the section titled “Federal Income Taxes” in this SAI.
GENERAL RISKS
The value of a Fund’s portfolio investments may fluctuate with changes in the financial condition of an issuer or counterparty, changes in specific economic or political conditions that affect a particular investment or issuer, and changes in general economic or political conditions. An investor in a Fund could lose money over short or long periods of time.
There can be no guarantee that a liquid market for the investments held by a Fund will be maintained. The existence of a liquid trading market for certain investments may depend on whether dealers will make a market in such investments. There can be no assurance that a market will be made or maintained or that any such market will be or remain liquid. The price at which investments may be sold and
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the value of Shares will be adversely affected if trading markets for a Fund’s portfolio investments are limited or absent, or if bid/ask spreads are wide.
Cybersecurity Risk. Investment companies, such as the Funds, and their service providers may be subject to operational and information security risks resulting from cyber-attacks. Cyber-attacks include, among other behaviors, stealing or corrupting data maintained online or digitally, denial of service attacks on websites, the unauthorized release of confidential information or various other forms of cybersecurity breaches. Cyber-attacks affecting a Fund or the Adviser, custodian, transfer agent, intermediaries and other third-party service providers may adversely impact a Fund. For instance, cyber-attacks may interfere with the processing of shareholder transactions, impact a Fund’s ability to calculate its NAV, cause the release of private shareholder information or confidential company information, impede trading, subject a Fund to regulatory fines or financial losses, and cause reputational damage. A Fund also may incur additional costs for cybersecurity risk management purposes. Similar types of cybersecurity risks also are present for issuers of securities in which a Fund invests, which could result in material adverse consequences for such issuers and may cause a Fund’s investments in such portfolio companies to lose value.
Global Pandemics. Beginning in the first quarter of 2020, financial markets in the United States and around the world experienced extreme and, in many cases, unprecedented volatility and severe losses due to the global pandemic caused by COVID-19, a novel coronavirus. The pandemic resulted in a wide range of social and economic disruptions, including closed borders, voluntary or compelled quarantines of large populations, stressed healthcare systems, reduced or prohibited domestic or international travel, and supply chain disruptions affecting the United States and many other countries. Some sectors of the economy and individual issuers experienced particularly large losses as a result of these disruptions. Although the immediate effects of the COVID-19 pandemic have dissipated, global markets and economies continue to contend with the ongoing and long-term impact of COVID-19. It is unknown how long events related to the pandemic will persist, whether they will reoccur in the future, and what additional implications may follow from the pandemic. The impact of these events and other epidemics or pandemics in the future could adversely affect Fund performance.
Recent Geopolitical Events. Geopolitical tensions introduce uncertainty into global markets. For example, Russia’s military invasion of Ukraine in February 2022, the resulting responses by the United States and other countries, and the potential for wider conflict could increase volatility and uncertainty in the financial markets and adversely affect regional and global economies. The United States and other countries have imposed broad-ranging economic sanctions on Russia and certain Russian individuals, banking entities and corporations, and Belarus as a response to Russia’s invasion of Ukraine, and may impose sanctions on other countries that provide military or economic support to Russia. The extent and duration of Russia’s military actions and the repercussions of such actions (including any retaliatory actions or countermeasures that may be taken by those subject to sanctions, including cyber-attacks) are impossible to predict, but could result in significant market disruptions, including in certain industries or sectors, such as the oil and natural gas markets, and may negatively affect global supply chains, inflation and global growth.
Similarly, escalations beginning in October 2023 of the ongoing Israel-Hamas conflict present a potential risk for wider conflict that could negatively affect financial markets due to a myriad of interconnected factors. This conflict could disrupt regional trade and supply chains, potentially affecting U.S. businesses with exposure to the region. For example, attacks on commercial vessels transiting through the Red Sea, commonly referred to as the Red Sea crisis, have led to disruption of international maritime trade and the global supply chain, which has had a direct impact on countries and regions that rely on such routes for the supply of energy and/or food and companies that typically ship goods or receive components by way of the Red Sea. In addition, recent U.S. military operations in Iran could lead to significant geopolitical instability, including retaliatory attacks, disruption of critical energy infrastructure and shipping lanes such as the Strait of Hormuz, and broader regional conflict, which in turn may cause sharp volatility across global financial markets and commodity prices. Such developments may adversely affect the Funds through increased market uncertainty, reduced liquidity, higher inflation and interest rate pressures, and potential declines in asset valuations across multiple sectors and geographies. The Middle East plays a pivotal role in the global energy sector, and prolonged instability could impact oil prices, leading to increased costs for businesses and consumers.
These conflicts and others, and any related events could significantly impact a Fund’s performance and the value of an investment in a Fund, even if the Fund does not have direct exposure.
DESCRIPTION OF PERMITTED INVESTMENTS
The following are descriptions of the Funds’ permitted investments and investment practices and the associated risk factors. A Fund will only invest in any of the following instruments, or exchange-traded funds (“ETFs”) that invest in such instruments, or engage in any of the following investment practices, directly or indirectly, if such investment or activity is consistent with that Fund’s investment objective and permitted by the Fund’s stated investment policies. Because the Funds may seek to achieve their investment objective by investing in other ETFs, to the extent a reference herein refers to a Fund, it should be read to refer to the underlying ETFs in which the Fund invests where the context requires.
Borrowing
Each Fund may borrow money to the extent permitted under the 1940 Act, as such may be interpreted or modified by regulatory authorities having jurisdiction, from time to time. Borrowing for investment purposes is one form of leverage. Leveraging investments
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by purchasing securities with borrowed money is a speculative technique that increases investment risk, but also increases investment opportunity. Because substantially all of a Fund’s assets will fluctuate in value, whereas the interest obligations on borrowings may be fixed, the NAV per share of the Fund will increase more when the Fund’s portfolio assets increase in value and decrease more when the Fund’s portfolio assets decrease in value than would otherwise be the case. Moreover, interest costs on borrowings may fluctuate with changing market rates of interest and may partially offset or exceed the returns on the borrowed funds. Under adverse conditions, a Fund might have to sell portfolio securities to meet interest or principal payments at a time when investment considerations would not favor such sales.
Each Fund also may borrow money to facilitate management of the Fund’s portfolio by enabling the Fund to meet redemption requests when the liquidation of portfolio instruments would be inconvenient or disadvantageous. Such borrowing is not for investment purposes and will be repaid by the Fund promptly. As required by the 1940 Act, a Fund must maintain continuous asset coverage (total assets, including assets acquired with borrowed funds, less liabilities exclusive of borrowings) of 300% of all amounts borrowed. If, at any time, the value of a Fund’s assets should fail to meet this 300% coverage test, the Fund, within three days (not including Sundays and holidays), will reduce the amount of the Fund’s borrowings to the extent necessary to meet this 300% coverage requirement. Maintenance of this percentage limitation may result in the sale of portfolio securities at a time when investment considerations otherwise indicate that it would be disadvantageous to do so.
Borrowing will tend to exaggerate the effect on NAV of any increase or decrease in the market value of the borrowing Fund’s portfolio. Money borrowed will be subject to interest costs that may or may not be recovered by earnings on the securities purchased. A Fund also may be required to maintain minimum average balances in connection with a borrowing or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate. In addition to the foregoing, each Fund is authorized to borrow money as a temporary measure for extraordinary or emergency purposes in amounts not in excess of 5% of the value of the Fund’s total assets. Borrowings for extraordinary or emergency purposes are not subject to the foregoing 300% asset coverage requirement.
Convertible Securities
Convertible securities are debt securities which may be converted or exchanged at a stated exchange ratio into underlying shares of common stock. The exchange ratio for any particular convertible security may be adjusted from time to time due to stock splits, dividends, spin-offs, other corporate distributions, or scheduled changes in the exchange ratio. Convertible bonds and convertible preferred stocks, until converted, have general characteristics similar to both debt and equity securities. Although to a lesser extent than with debt securities generally, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion or exchange feature, the market value of convertible securities tends to vary with fluctuations in the market value of the underlying common stocks, and, therefore, also will react to variations in the general market for equity securities. A unique feature of convertible securities is that as the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis, and so may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the prices of the convertible securities tend to rise as a reflection of the value of the underlying common stock. While no securities investments are without risk, investments in convertible securities generally entail less risk than investments in common stock of the same issuer.
As debt securities, convertible securities are investments which provide for a stable stream of income with generally higher yields than common stocks. Of course, like all debt securities, there can be no assurance of current income because the issuers of the convertible securities may default in their obligations. Convertible securities, however, generally offer lower interest or dividend yields than non-convertible securities of similar quality because of the potential for capital appreciation. A convertible security, in addition to providing fixed income, offers the potential for capital appreciation through the conversion feature which enables the holder to benefit from increases in the market price of the underlying common stock.
Convertible securities generally are subordinated to other similar but non-convertible securities of the same issuer although convertible bonds, as corporate debt obligations, enjoy seniority in right of payment to all equity securities, and convertible preferred stock is senior to common stock, of the same issuer. However, because of the subordination feature, convertible bonds and convertible preferred stock typically have lower ratings than similar non-convertible securities.
Debt Securities
In general, a debt security represents a loan of money to the issuer by the purchaser of the security. A debt security typically has a fixed payment schedule that obligates the issuer to pay interest to the lender and to return the lender’s money over a certain time period. A company typically meets its payment obligations associated with its outstanding debt securities before it declares and pays any dividend to holders of its equity securities. Bonds, notes, and commercial paper are examples of debt securities and differ in the length of the issuer’s principal repayment schedule, with bonds carrying the longest repayment schedule and commercial paper the shortest.
Debt securities are all generally subject to interest rate, credit, income, and prepayment risks and, like all investments, are subject to liquidity and market risks to varying degrees depending upon the specific terms and type of security. The Adviser attempts to reduce
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credit and market risk through diversification of a Fund’s portfolio and ongoing credit analysis of each issuer, as well as by monitoring economic developments, but there can be no assurance that it will be successful at doing so.
Inflation-Indexed Bonds. Inflation-indexed bonds are debt securities whose principal value is periodically adjusted according to the rate of inflation. Two structures are common. The U.S. Treasury and some other issuers use a structure that accrues inflation into the principal value of the bond. Most other issuers pay out the Consumer Price Index accruals as part of a semi-annual coupon.
Inflation-indexed securities issued by the U.S. Treasury have maturities of five, ten or thirty years, although it is possible that securities with other maturities will be issued in the future. The U.S. Treasury securities pay interest on a semi-annual basis, equal to a fixed percentage of the inflation-adjusted principal amount. For example, if a Fund purchased an inflation-indexed bond with a par value of $1,000 and a 3% real rate of return coupon (payable 1.5% semi-annually), and inflation over the first six months were 1%, the mid-year par value of the bond would be $1,010 and the first semi-annual interest payment would be $15.15 ($1,010 times 1.5%). If inflation during the second half of the year resulted in the whole years’ inflation equaling 3%, the end-of-year par value of the bond would be $1,030 and the second semi-annual interest payment would be $15.45 ($1,030 times 1.5%).
If the periodic adjustment rate measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds, even during a period of deflation. However, the current market value of the bonds is not guaranteed, and will fluctuate. A Fund also may invest in other inflation related bonds which may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal.
The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-indexed bonds. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed bonds.
While these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond’s inflation measure.
The periodic adjustment of U.S. inflation-indexed bonds is tied to the Consumer Price Index for Urban Consumers (“CPI-U”), which is calculated monthly by the U.S. Bureau of Labor Statistics. The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy. Inflation-indexed bonds issued by a foreign government are generally adjusted to reflect a comparable inflation index, calculated by that government. There can be no assurance that the CPI-U or any foreign inflation index will accurately measure the real rate of inflation in the prices of goods and services. Moreover, there can be no assurance that the rate of inflation in a foreign country will be correlated to the rate of inflation in the United States.
Any increase in the principal amount of an inflation-indexed bond will be considered taxable ordinary income, even though investors do not receive their principal until maturity.
A Fund’s investments in debt securities may subject the Fund to the following risks:
Credit Risk. Debt securities are subject to the risk of an issuer’s (or other party’s) failure or inability to meet its obligations under the security. Multiple parties may have obligations under a debt security. An issuer or borrower may fail to pay principal and interest when due. A guarantor, insurer, or credit support provider may fail to provide the agreed upon protection. A counterparty to a transaction may fail to perform its side of the bargain. An intermediary or agent interposed between the investor and other parties may fail to perform the terms of its service. Also, performance under a debt security may be linked to the obligations of other persons who may fail to meet their obligations. The credit risk associated with a debt security could increase to the extent that a Fund’s ability to benefit fully from its investment in the security depends on the performance by multiple parties of their respective contractual or other obligations. The market value of a debt security is also affected by the market’s perception of the creditworthiness of the issuer.
A Fund may incur substantial losses on debt securities that are inaccurately perceived to present a different amount of credit risk than they actually do by the market, the Adviser, or the rating agencies. Credit risk is generally greater where less information is publicly available, where fewer covenants safeguard the investors’ interests, where collateral may be impaired or inadequate, where little legal redress or regulatory protection is available, or where a party’s ability to meet obligations is speculative. Additionally, any inaccuracy in the information used by a Fund to evaluate credit risk may affect the value of securities held by such Fund.
Obligations under debt securities held by a Fund may never be satisfied or, if satisfied, only satisfied in part.
Some securities are subject to risks as a result of a credit downgrade or default by a government, or its agencies or, instrumentalities. Credit risk is a greater concern for high-yield debt securities and debt securities of issuers whose ability to pay interest and principal may be considered speculative. Debt securities are typically classified as investment grade-quality (medium to highest credit quality) or below investment grade-quality (commonly referred to as high-yield or junk bonds). Many individual debt securities are rated by a
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third-party source, such as Moody’s Investors Service (“Moody’s”) or Standard & Poor’s Financial Services (“S&P®”), to help describe the creditworthiness of the issuer.
Credit Ratings Risk. The Adviser performs its own independent investment analysis of securities being considered for a Fund’s portfolio, which includes consideration of, among other things, the issuer’s financial resources, its sensitivity to economic conditions and trends, its operating history, the quality of the issuer’s management, and regulatory matters. The Adviser also considers the ratings assigned by various investment services and independent rating agencies, such as Moody’s and S&P, that publish ratings based upon their assessment of the relative creditworthiness of the rated debt securities. Generally, a lower rating indicates higher credit risk. Higher yields are ordinarily available from debt securities in the lower rating categories. These ratings are described at the end of this SAI under “Description of Securities Ratings.”
Using credit ratings to evaluate debt securities can involve certain risks. For example, ratings assigned by the rating agencies are based upon an analysis completed at the time of the rating of the obligor’s ability to pay interest and repay principal. Rating agencies typically rely to a large extent on historical data which may not accurately represent present or future circumstances. Ratings do not purport to reflect the risk of fluctuations in market value of the debt security and are not absolute standards of quality and only express the rating agency’s current opinion of an obligor’s overall financial capacity to pay its financial obligations. A credit rating is not a statement of fact or a recommendation to purchase, sell, or hold a debt obligation. Also, credit quality can change suddenly and unexpectedly, and credit ratings may not reflect the issuer’s current financial condition or events since the security was last rated. Rating agencies may have a financial interest in generating business, including from the arranger or issuer of the security that normally pays for that rating, and providing a low rating might affect the rating agency’s prospects for future business. While rating agencies have policies and procedures to address this potential conflict of interest, there is a risk that these policies will fail to prevent a conflict of interest from impacting the rating.
Extension Risk. A Fund is subject to extension risk, which is the risk that the market value of some debt securities, particularly mortgage securities and certain asset-backed securities, may be adversely affected when bond calls or prepayments on underlying mortgages or other assets are less or slower than anticipated. Extension risk may result from, for example, rising interest rates or unexpected developments in the markets for the underlying assets or mortgages. As a consequence, the security’s effective maturity will be extended, resulting in an increase in interest rate sensitivity to that of a longer-term instrument. Extension risk generally increases as interest rates rise. This is because, in a rising interest rate environment, the rate of prepayment and exercise of call or buy-back rights generally falls, and the rate of default and delayed payment generally rises. When the maturity of an investment is extended in a rising interest rate environment, a below-market interest rate is usually locked-in, and the value of the security is reduced. This risk is greater for fixed-rate than variable-rate debt securities.
Income Risk. A Fund is subject to income risk, which is the risk that the Fund’s income will decline during periods of falling interest rates or when the Fund experiences defaults on debt securities it holds. A Fund’s income declines when interest rates fall because, as the Fund’s higher-yielding debt securities mature or are prepaid, the Fund must re-invest the proceeds in debt securities that have lower, prevailing interest rates. The amount and rate of distributions that a Fund’s shareholders receive are affected by the income that the Fund receives from its portfolio holdings. If the income is reduced, distributions by a Fund to shareholders may be less.
Fluctuations in income paid to a Fund are generally greater for variable-rate debt securities. A Fund will be deemed to receive taxable income on certain securities which pay no cash payments until maturity, such as zero-coupon securities. A Fund may be required to sell portfolio securities that it would otherwise continue to hold in order to obtain sufficient cash to make the distribution to shareholders required for U.S. tax purposes.
Inflation Risk. The market price of debt securities generally falls as inflation increases because the purchasing power of the future income and repaid principal is expected to be worth less when received by a Fund. Debt securities that pay a fixed rather than variable interest rate are especially vulnerable to inflation risk because variable-rate debt securities may be able to participate, over the long term, in rising interest rates which have historically corresponded with long-term inflationary trends.
Interest Rate Risk. The market value of debt securities generally varies in response to changes in prevailing interest rates. Interest rate changes can be sudden and unpredictable. In addition, short-term and long-term rates are not necessarily correlated to each other as short-term rates tend to be influenced by government monetary policy while long-term rates are market driven and may be influenced by macroeconomic events (such as economic expansion or contraction), inflation expectations, as well as supply and demand. During periods of declining interest rates, the market value of debt securities generally increases. Conversely, during periods of rising interest rates, the market value of debt securities generally declines. This occurs because new debt securities are likely to be issued with higher interest rates as interest rates increase, making the old or outstanding debt securities less attractive. In general, the market prices of long-term debt securities or securities that make little (or no) interest payments are more sensitive to interest rate fluctuations than shorter-term debt securities. The longer a Fund’s average weighted portfolio duration, the greater the potential impact a change in interest rates will have on its share price. Also, certain segments of the fixed income markets, such as high-quality bonds, tend to be more sensitive to interest rate changes than other segments, such as lower-quality bonds.
Prepayment Risk. Debt securities, especially bonds that are subject to “calls,” such as asset-backed or mortgage-backed securities, are subject to prepayment risk if their terms allow the payment of principal and other amounts due before their stated maturity. Amounts invested in a debt security that has been “called” or “prepaid” will be returned to an investor holding that security before expected by
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the investor. In such circumstances, the investor, such as a Fund, may be required to re-invest the proceeds it receives from the called or prepaid security in a new security which, in periods of declining interest rates, will typically have a lower interest rate. Prepayment risk is especially prevalent in periods of declining interest rates and will result for other reasons, including unexpected developments in the markets for the underlying assets or mortgages. For example, a decline in mortgage interest rates typically initiates a period of mortgage refinancings. When homeowners refinance their mortgages, the investor in the underlying pool of mortgage-backed securities (such as a Fund) receives its principal back sooner than expected, and must reinvest at lower, prevailing rates.
Securities subject to prepayment risk are often called during a declining interest rate environment and generally offer less potential for gains and greater price volatility than other income-bearing securities of comparable maturity.
Call risk is similar to prepayment risk and results from the ability of an issuer to call, or prepay, a debt security early. If interest rates decline enough, the debt security’s issuer can save money by repaying its callable debt securities and issuing new debt securities at lower interest rates.
Derivative Instruments
Certain derivative instruments used by a Fund may oblige the Fund to make payments or incur additional obligations in the future. Rule 18f-4 under the 1940 Act (“Rule 18f-4”) imposes limits on the amount of leverage risk to which a fund may be exposed through the use of such derivatives and requires the adoption of certain derivatives risk management measures. Under Rule 18f-4, a fund’s investment in such derivatives is limited through value-at-risk (“VaR”) testing. Specifically, the VaR of the fund’s portfolio may not exceed 200% of the VaR of a specific unleveraged designated reference portfolio using relative VaR testing (or 20% of the value of the fund’s net assets using absolute VaR testing).
Generally, a fund whose derivatives exposure exceeds 10% of its net assets is required to establish and maintain a comprehensive derivatives risk management program, subject to oversight by a fund’s board of trustees, and appoint a derivatives risk manager. Funds whose derivatives exposure does not exceed 10% of their net assets may be considered limited derivatives users and are not required to comply with all of the conditions of Rule 18f-4, including the adoption of a derivatives risk management program and appointment of a derivatives risk manager, though they are required to adopt policies and procedures designed to manage derivatives risk.
Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate, or index, and may relate to bonds, interest rates, currencies, commodities, and related indexes. Examples of derivative instruments include futures contracts and options on futures contracts.
Swap Agreements. A Fund may utilize swap agreements in an attempt to gain exposure to the investments or commodities in a market without actually purchasing those investments or commodities, or to hedge a position. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a day to more than one-year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a “notional amount,” (i.e., the return on or increase in value of a particular dollar amount invested in a basket of securities representing a particular index). Total return swaps are swap agreements in which one party makes payments based on a set rate, either fixed or variable, while the other party makes payments based on the return of an underlying asset, to seek exposure to certain investments or commodities.
Forms of swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap” interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified level, or “floor;” and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels.
A Fund’s obligations under a swap agreement will be accrued daily (offset against any amounts owing to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by segregating assets determined to be liquid. Obligations under swap agreements so covered will not be construed to be “senior securities” for purposes of each Fund’s investment restriction concerning senior securities. Because they are two-party contracts which may have terms of greater than seven days, swap agreements may be considered to be illiquid for purposes of each Fund’s illiquid investment limitations. No Fund will enter into any swap agreement unless the Adviser believes that the other party to the transaction is creditworthy. Each Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty.
Each Fund may enter into swap agreements to invest in a market without owning or taking physical custody of the underlying investments or commodities in circumstances in which direct investment is restricted for legal reasons or is otherwise impracticable. The counterparty to any swap agreement will typically be a bank, investment banking firm or broker-dealer. The counterparty will generally agree to pay a Fund the amount, if any, by which the notional amount of the swap agreement would have increased in value had it been invested in the particular stocks, plus the dividends that would have been received on those stocks. Each Fund will agree to pay to the counterparty a floating rate of interest on the notional amount of the swap agreement plus the amount, if any, by which the notional amount would have decreased in value had it been invested in such stocks. Therefore, the return to a Fund on any swap
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agreement should be the gain or loss on the notional amount plus dividends on the stocks less the interest paid by such Fund on the notional amount.
Swap agreements typically are settled on a net basis, which means that the two payment streams are netted out, with a Fund receiving or paying, as the case may be, only the net amount of the two payments. Payments may be made at the conclusion of a swap agreement or periodically during its term. Other swap agreements may require initial premium (discount) payments as well as periodic payments (receipts) related to the interest leg of the swap or to the default of a reference obligation. Each Fund will earmark and reserve assets necessary to meet any accrued payment obligations when it is the buyer of a credit default swap.
If a swap counterparty defaults, the Fund’s risk of loss consists of the net amount of payments the Fund is contractually entitled to receive, if any, or the failure of the counterparty to deliver the underlying investments or commodities, depending on the nature of the swap. The net amount of the excess, if any, of the Fund’s obligations over its entitlements with respect to each equity swap will be accrued on a daily basis and an amount of cash or liquid assets, having an aggregate NAV at least equal to such accrued excess will be maintained in a segregated account by the Fund’s custodian.
The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid in comparison with the markets for other similar instruments, which are traded in the over-the-counter (“OTC”) market. The Adviser, under the supervision of the Board, is responsible for determining and monitoring the liquidity of Fund transactions in swap agreements.
The use of swap agreements is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If a counterparty’s creditworthiness declines, the value of the swap would likely decline. Moreover, there is no guarantee that the Fund could eliminate its exposure under an outstanding swap agreement by entering into an offsetting swap agreement with the same or another party.
Swaptions. A swaption is an OTC option that gives the purchaser of the option the right, but not the obligation, in return for payment of a premium to the seller, to enter into a previously negotiated swap, or to extend, terminate or otherwise modify the terms of an existing swap. The writer (seller) of a swaption receives premium payments from the purchaser and, in exchange, becomes obligated to enter into or modify an underlying swap upon the exercise of the option by the purchaser. When a Fund purchases a swaption, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised, plus any related transaction costs.
There can be no assurance that a liquid secondary market will exist for any particular swaption, or at any particular time, and a Fund may have difficulty affecting closing transactions in particular swaptions. Therefore, each Fund may have to exercise the options that it purchases in order to realize any profit and take delivery of the underlying swap. The respective Fund could then incur transaction costs upon the sale or closing out of the underlying swap. In the event that the swaption is exercised, the counterparty for such swaption would be the same counterparty with whom the respective Fund entered into the underlying swap.
However, if a Fund writes (sells) a swaption, the Fund is bound by the terms of the underlying swap upon exercise of the option by the buyer, which may result in losses to the Fund in excess of the premium it received. Swaptions involve the risks associated with derivative instruments generally, as described above, as well as the additional risks associated with both options and swaps generally.
Options. An option is a contract that gives the purchaser of the option, in return for the premium paid, the right to buy an underlying reference instrument, such as a specified security, currency, index, or other instrument, from the writer of the option (in the case of a call option), or to sell a specified reference instrument to the writer of the option (in the case of a put option) at a designated price during the term of the option. The premium paid by the buyer of an option will reflect, among other things, the relationship of the exercise price to the market price and the volatility of the underlying reference instrument, the remaining term of the option, supply, demand, interest rates and/or currency exchange rates. An American-style put or call option may be exercised at any time during the option period while a European-style put or call option may be exercised only upon expiration or during a fixed period prior thereto. Put and call options are traded on national securities exchanges and in the OTC market.
Options traded on national securities exchanges are within the jurisdiction of the SEC or other appropriate national securities regulators, as are securities traded on such exchanges. As a result, many of the protections provided to traders on organized exchanges will be available with respect to such transactions. In particular, all option positions entered into on a national securities exchange in the United States are cleared and guaranteed by the Options Clearing Corporation, thereby reducing the risk of counterparty default. Furthermore, a liquid secondary market in options traded on a national securities exchange may be more readily available than in the OTC market, potentially permitting a Fund to liquidate open positions at a profit prior to exercise or expiration, or to limit losses in the event of adverse market movements. There is no assurance, however, that higher than anticipated trading activity or other unforeseen events might not temporarily render the capabilities of the Options Clearing Corporation inadequate, and thereby result in the exchange instituting special procedures which may interfere with the timely execution of a Fund’s orders to close out open options positions.
Purchasing Call and Put Options. As the buyer of a call option, each Fund has a right to buy the underlying reference instrument (e.g., a currency or security) at the exercise price at any time during the option period (for American-style options). Each Fund may
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enter into closing sale transactions with respect to call options, exercise them, or permit them to expire. For example, a Fund may buy call options on underlying reference instruments that it intends to buy with the goal of limiting the risk of a substantial increase in their market price before the purchase is effected. Unless the price of the underlying reference instrument changes sufficiently, a call option purchased by a Fund may expire without any value to the Fund, in which case the Fund would experience a loss to the extent of the premium paid for the option plus related transaction costs.
As the buyer of a put option, a Fund has the right to sell the underlying reference instrument at the exercise price at any time during the option period (for American-style options). Like a call option, a Fund may enter into closing sale transactions with respect to put options, exercise them, or permit them to expire. A Fund may buy a put option on an underlying reference instrument owned by the Fund (a protective put) as a hedging technique in an attempt to protect against an anticipated decline in the market value of the underlying reference instrument. Such hedge protection is provided only during the life of the put option when a Fund, as the buyer of the put option, is able to sell the underlying reference instrument at the put exercise price, regardless of any decline in the underlying instrument’s market price. A Fund also may seek to offset a decline in the value of the underlying reference instrument through appreciation in the value of the put option. A put option also may be purchased with the intent of protecting unrealized appreciation of an instrument when the Adviser deems it desirable to continue to hold the instrument because of tax or other considerations. The premium paid for the put option and any transaction costs would reduce any short-term capital gain that may be available for distribution when the instrument is eventually sold. Buying put options at a time when the buyer does not own the underlying reference instrument allows the buyer to benefit from a decline in the market price of the underlying reference instrument, which generally increases the value of the put option.
If a put option was not terminated in a closing sale transaction when it has remaining value, and if the market price of the underlying reference instrument remains equal to or greater than the exercise price during the life of the put option, the buyer would not make any gain upon exercise of the option and would experience a loss to the extent of the premium paid for the option plus related transaction costs. In order for the purchase of a put option to be profitable, the market price of the underlying reference instrument must decline sufficiently below the exercise price to cover the premium and transaction costs.
Writing Call and Put Options. Writing options may permit the writer to generate additional income in the form of the premium received for writing the option. The writer of an option may have no control over when the underlying reference instruments must be sold (in the case of a call option) or purchased (in the case of a put option) because the writer may be notified of exercise at any time prior to the expiration of the option (for American-style options). In general, though, options are infrequently exercised prior to expiration. Whether or not an option expires unexercised, the writer retains the amount of the premium. Writing “covered” call options means that the writer owns the underlying reference instrument that is subject to the call option. Call options also may be written on reference instruments that the writer does not own.
If a Fund writes a covered call option, any underlying reference instruments that are held by the Fund and are subject to the call option will be earmarked on the books of the Fund to satisfy its obligations under the option. Each Fund will be unable to sell the underlying reference instruments that are subject to the written call option until it either effects a closing transaction with respect to the written call, or otherwise satisfies the conditions for release of the underlying reference instruments. As the writer of a covered call option, a Fund gives up the potential for capital appreciation above the exercise price of the option should the underlying reference instrument rise in value. If the value of the underlying reference instrument rises above the exercise price of the call option, the reference instrument will likely be “called away,” requiring a Fund to sell the underlying instrument at the exercise price. In that case, the Fund will sell the underlying reference instrument to the option buyer for less than its market value, and the Fund will experience a loss (which will be offset by the premium received by the Fund as the writer of such option). If a call option expires unexercised, a Fund will realize a gain in the amount of the premium received. If the market price of the underlying reference instrument decreases, the call option will not be exercised and a Fund will be able to use the amount of the premium received to hedge against the loss in value of the underlying reference instrument. The exercise price of a call option will be chosen based upon the expected price movement of the underlying reference instrument. The exercise price of a call option may be below, equal to (at-the-money), or above the current value of the underlying reference instrument at the time the option is written.
As the writer of a put option, a Fund has a risk of loss should the underlying reference instrument decline in value. If the value of the underlying reference instrument declines below the exercise price of the put option and the put option is exercised, a Fund, as the writer of the put option, will be required to buy the instrument at the exercise price, which will exceed the market value of the underlying reference instrument at that time. A Fund will incur a loss to the extent that the current market value of the underlying reference instrument is less than the exercise price of the put option. However, the loss will be offset in part by the premium received from the buyer of the put. If a put option written by a Fund expires unexercised, the Fund will realize a gain in the amount of the premium received.
Futures and Options on Futures Contracts. Each Fund may enter into options on futures contracts. When a Fund purchases a futures contract, it agrees to purchase a specified underlying instrument at a specified future date. When a Fund sells a futures contract, it agrees to sell the underlying instrument at a specified future date. The price at which the purchase and sale will take place is fixed when a Fund enters into the contract. Futures can be held until their delivery dates, or can be closed out before then if a liquid secondary market is available.
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The risk of loss in trading futures contracts or uncovered call options in some strategies (e.g., selling uncovered stock index futures contracts) is potentially unlimited. No Fund plans to use futures and options contracts in this way. The risk of a futures position may still be large as traditionally measured due to the low margin deposits required. In many cases, a relatively small price movement in a futures contract may result in immediate and substantial loss or gain to the investor relative to the size of a required margin deposit. Each Fund, however, may utilize futures and options contracts in a manner designed to limit their risk exposure to levels comparable to direct investment in stocks.
There also is the risk of loss by a Fund of margin deposits in the event of bankruptcy of a broker with whom the Fund has an open position in the futures contract or option. The purchase of put or call options will be based upon predictions by a Fund as to anticipated trends, which predictions could prove to be incorrect.
The potential for loss related to the purchase of an option on a futures contract is limited to the premium paid for the option plus transaction costs. Because the value of the option is fixed at the point of sale, there are no daily cash payments by the purchaser to reflect changes in the value of the underlying contract; however, the value of the option changes daily and that change would be reflected in the NAV of each Fund. The potential for loss related to writing options may be unlimited.
Although each Fund intends to enter into futures contracts only if there is an active market for such contracts, there is no assurance that an active market will exist for the contracts at any particular time.
Developing Government Regulation of Derivatives. The regulation of certain derivatives is a rapidly changing area of law and is subject to modification by government and judicial action. In addition, the SEC, the CFTC, and the exchanges are authorized to take extraordinary actions in the event of a market emergency, including, for example, the implementation or reduction of speculative position limits, the implementation of higher margin requirements, the establishment of daily price limits and the suspension of trading.
It is not possible to fully predict the effects of current or future regulation. However, it is possible that developments in government regulation of various types of derivative instruments, such as speculative position limits on certain types of derivatives, or limits or restrictions on the counterparties with which a Fund engages in derivative transactions, may limit or prevent a Fund from using or limit a Fund’s use of these instruments effectively as a part of its investment strategy, and could adversely affect a Fund’s ability to achieve its investment goal(s). The Adviser will continue to monitor developments in the area, particularly to the extent regulatory changes affect each Fund’s ability to enter into desired swaps. New requirements, even if not directly applicable to a Fund, may increase the cost of a Fund’s investments and cost of doing business.
Counterparty Credit Risk. Each Fund is subject to counterparty credit risk with respect to its use of derivative transactions. If a counterparty to a derivatives contract becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, a Fund may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding. A Fund may obtain only a limited recovery or may obtain no recovery in such circumstances. To partially mitigate this risk, the Adviser will seek to effect derivative transactions only with counterparties that it believes are creditworthy. However, there is no assurance that a counterparty will remain creditworthy or solvent.
Equity Securities
Equity securities, such as the common stock of an issuer, are subject to stock market fluctuations and, therefore, may experience volatile changes in value as market conditions, consumer sentiment or the financial condition of the issuers change. A decrease in value of the equity securities in a Fund’s portfolio may also cause the value of such Fund’s Shares to decline. An investment in the Funds should be made with an understanding of the risks inherent in an investment in equity securities, including the risk that the financial condition of issuers may become impaired or that the general condition of the stock market may deteriorate (either of which may cause a decrease in the value of a Fund’s portfolio securities and therefore a decrease in the value of Shares).
Common stocks are susceptible to general stock market fluctuations and to volatile increases and decreases in value as market confidence and perceptions change. These investor perceptions are based on various and unpredictable factors, including expectations regarding government, economic, monetary, and fiscal policies; inflation and interest rates; economic expansion or contraction; and global or regional political, economic, or banking crises.
Holders of common stocks incur more risk than holders of preferred stocks and debt obligations because common stockholders, as owners of the issuer, generally have inferior rights to receive payments from the issuer in comparison with the rights of creditors or holders of debt obligations or preferred stocks. Further, unlike debt securities, which typically have a stated principal amount payable at maturity (whose value, however, is subject to market fluctuations prior thereto), or preferred stocks, which typically have a liquidation preference and which may have stated optional or mandatory redemption provisions, common stocks have neither a fixed principal amount nor a maturity. Common stock values are subject to market fluctuations as long as the common stock remains outstanding.
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Types of Equity Securities include:
Common Stocks — Common stocks represent units of ownership in a company. Common stocks usually carry voting rights and earn dividends. Unlike preferred stocks, which are described below, dividends on common stocks are not fixed but are declared at the discretion of the company’s board of directors.
Preferred Stocks — Preferred stocks also are units of ownership in a company. Preferred stocks normally have preference over common stocks in the payment of dividends and the liquidation of the company. However, in all other respects, preferred stocks are subordinated to the liabilities of the issuer. Unlike common stocks, preferred stocks are generally not entitled to vote on corporate matters. Types of preferred stocks include adjustable-rate preferred stock, fixed dividend preferred stock, perpetual preferred stock, and sinking fund preferred stock.
Generally, the market values of preferred stocks with a fixed dividend rate and no conversion element vary inversely with interest rates and perceived credit risk.
Rights and Warrants — A right is a privilege granted to existing shareholders of a corporation to subscribe to shares of a new issue of common stock before it is issued. Rights normally have a short life of usually two to four weeks, are freely transferable, and entitle the holder to buy the new common stock at a lower price than the public offering price. Warrants are securities that are usually issued together with a debt security or preferred stock and that give the holder the right to buy a proportionate amount of common stock at a specified price. Warrants are freely transferable and are traded on major exchanges. Unlike rights, warrants normally have a life that is measured in years and entitles the holder to buy common stock of a company at a price that is usually higher than the market price at the time the warrant is issued. Corporations often issue warrants to make the accompanying debt security more attractive.
An investment in warrants and rights may entail greater risks than certain other types of investments. Generally, rights and warrants do not carry the right to receive dividends or exercise voting rights with respect to the underlying securities, and they do not represent any rights in the assets of the issuer. In addition, their value does not necessarily change with the value of the underlying securities, and they cease to have value if they are not exercised on or before their expiration date. Investing in rights and warrants increases the potential profit or loss to be realized from the investment as compared with investing the same amount in the underlying securities.
Large-Capitalization Companies — Investments in large-capitalization companies may go in and out of favor based on market and economic conditions and may underperform other market segments. Some large-capitalization companies may be unable to respond quickly to new competitive challenges, such as changes in technology and consumer tastes, and may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion. As such, returns on investments in stocks of large-capitalization companies could trail the returns on investments in stocks of small- and mid-capitalization companies.
Mid-Capitalization Companies — Investors in mid-capitalization companies typically take on greater risk and price volatility than they would by investing in larger, more established companies. This increased risk may be due to the greater business risks of their medium size, limited markets and financial resources, narrow product lines and frequent lack of management depth. The securities of mid-capitalization companies are often traded in the over-the-counter market and might not be traded in volumes typical of securities traded on a national securities exchange. Thus, the securities of mid-capitalization companies are likely to be less liquid, and subject to more abrupt or erratic market movements, than securities of larger, more established companies.
Small- and Mid-Capitalization Companies — The securities of small- and mid-capitalization companies may be more vulnerable to adverse issuer, market, political, or economic developments than securities of larger-capitalization companies. The securities of small- and mid-capitalization companies generally trade in lower volumes and are subject to greater and more unpredictable price changes than larger capitalization stocks or the stock market as a whole. Some small- or mid-capitalization companies have limited product lines, markets, and financial and managerial resources and tend to concentrate on fewer geographical markets relative to larger capitalization companies. There is typically less publicly available information concerning small- and mid-capitalization companies than for larger, more established companies. Small- and mid-capitalization companies also may be particularly sensitive to changes in interest rates, government regulation, borrowing costs, and earnings.
Tracking Stocks — A tracking stock is a separate class of common stock whose value is linked to a specific business unit or operating division within a larger company and which is designed to “track” the performance of such business unit or division. The tracking stock may pay dividends to shareholders independent of the parent company. The parent company, rather than the business unit or division, generally is the issuer of tracking stock. However, holders of the tracking stock may not have the same rights as holders of the company’s common stock.
Exchange-Traded Funds
The Funds may invest in shares of other ETFs, which include ETFs registered under the 1940 Act and exchange-traded products (“ETPs”) registered under the Securities Act. As the shareholder of another ETF, a Fund would bear, along with other shareholders,
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its pro rata portion of the other ETF’s expenses, including advisory fees. Such expenses are in addition to the expenses each Fund pays in connection with its own operations. A Fund’s investments in other ETFs may be limited by applicable law.
Disruptions in the markets for the securities underlying ETFs purchased or sold by a Fund could result in losses on investments in ETFs. ETFs also carry the risk that the price a Fund pays or receives may be higher or lower than the ETF’s NAV. ETFs are also subject to certain additional risks, including the risks of illiquidity and of possible trading halts due to market conditions or other reasons, based on the policies of the relevant exchange. ETFs and other investment companies in which a Fund may invest may be leveraged, which would increase the volatility of a Fund’s NAV. The Funds also may invest in ETFs and other investment companies that seek to return the inverse of the performance of an underlying index on a daily, monthly, or other basis, including inverse leveraged ETFs.
Inverse and leveraged ETFs are subject to additional risks not generally associated with traditional ETFs. To the extent that a Fund invests in inverse ETFs, the value of the Fund’s investments will decrease when the index underlying the ETF’s benchmark rises, a result that is the opposite from traditional equity or bond funds. The NAV and market price of leveraged or inverse ETFs are usually more volatile than the value of the tracked index or of other ETFs that do not use leverage. This is because inverse and leveraged ETFs use investment techniques and financial instruments that may be considered aggressive, including the use of derivative transactions and short selling techniques. The use of these techniques may cause the inverse or leveraged ETFs to lose more money in market environments that are adverse to their investment strategies than other funds that do not use such techniques.
Because ETPs may have a significant portion of their assets exposed directly or indirectly to commodities or commodity-linked securities, developments affecting commodities may have a disproportionate impact on such ETPs and may subject the ETPs to greater volatility than investments in traditional securities. The shares of ETPs are not registered under the 1940 Act, and therefore, do not afford the Fund the investor protections typical of investments in registered funds.
Illiquid Investments
A Fund may not acquire any illiquid investment if, immediately after the acquisition, a Fund would have invested more than 15% of its net assets in illiquid investments. An illiquid investment means any investment that a Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. If illiquid investments exceed 15% of a Fund’s net assets, certain remedial actions will be taken as required by Rule 22e-4 under the 1940 Act and a Fund’s policies and procedures.
A Fund may not be able to sell illiquid securities when the Adviser considers it desirable to do so or may have to sell such securities at a price that is lower than the price that could be obtained if the securities were more liquid. In addition, the sale of illiquid securities may require more time and may result in higher dealer discounts and other selling expenses than does the sale of securities that are not illiquid. Illiquid securities also may be more difficult to value due to the unavailability of reliable market quotations for such securities, and investment in illiquid securities may have an adverse impact on NAV.
Investment Company Securities
The Funds may invest in the securities of other investment companies, including ETFs, mutual funds, and money market funds, subject to applicable limitations under Section 12(d)(1) of the 1940 Act and the rules thereunder. Pursuant to Section 12(d)(1), a Fund may invest in the securities of another investment company (the “acquired company”) provided that such Fund, immediately after such purchase or acquisition, does not own in the aggregate: (i) more than 3% of the total outstanding voting stock of the acquired company; (ii) securities issued by the acquired company having an aggregate value in excess of 5% of the value of the total assets of such Fund; or (iii) securities issued by the acquired company and all other investment companies (other than treasury stock of such Fund) having an aggregate value in excess of 10% of the value of the total assets of the applicable Fund. Under certain circumstances, including in compliance with Rule 12d1-4 under the 1940 Act, the Funds may invest its assets in securities of investment companies, including money market funds, in excess of the limits discussed above.
Investing in another pooled vehicle exposes a Fund to all the risks of that pooled vehicle. In addition, if a Fund invests in and, thus, is a shareholder of, another investment company, the Fund’s shareholders will indirectly bear the Fund’s proportionate share of the fees and expenses paid by such other investment company, including advisory fees, in addition to both the management fees payable directly by the Fund to the Fund’s own investment adviser and the other expenses that the Fund bears directly in connection with the Fund’s own operations.
Non-U.S. Securities
Each Fund may invest in non-U.S. securities. Investments in non-U.S. securities involve certain risks that may not be present in investments in U.S. securities. For example, non-U.S. securities may be subject to currency risks or to foreign government taxes. There may be less information publicly available about a non-U.S. issuer than about a U.S. issuer, and a foreign issuer may or may not be subject to uniform accounting, auditing and financial reporting standards and practices comparable to those in the U.S. Other risks of investing in such securities include political or economic instability in the country involved, the difficulty of predicting international trade patterns and the possibility of imposition of exchange controls. The prices of such securities may be more volatile than those of domestic securities. With respect to certain foreign countries, there is a possibility of expropriation of assets or nationalization,
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imposition of withholding taxes on dividend or interest payments, difficulty in obtaining and enforcing judgments against foreign entities or diplomatic developments which could affect investment in these countries. Losses and other expenses may be incurred in converting between various currencies in connection with purchases and sales of foreign securities. Since foreign exchanges may be open on days when the Funds do not price their Shares, the value of the securities in a Fund’s portfolio may change on days when shareholders will not be able to purchase or sell the Funds’ Shares. Conversely, Shares may trade on days when foreign exchanges are closed. Each of these factors can make investments in the Funds more volatile and potentially less liquid than other types of investments.
Non-U.S. stock markets may not be as developed or efficient as, and may be more volatile than, those in the U.S. While the volume of shares traded on non-U.S. stock markets generally has been growing, such markets usually have substantially less volume than U.S. markets. Therefore, a Fund’s investment in non-U.S. equity securities may be less liquid and subject to more rapid and erratic price movements than comparable securities listed for trading on U.S. exchanges. Non-U.S. equity securities may trade at price/earnings multiples higher than comparable U.S. securities and such levels may not be sustainable. There may be less government supervision and regulation of foreign stock exchanges, brokers, banks and listed companies abroad than in the U.S. Moreover, settlement practices for transactions in foreign markets may differ from those in U.S. markets. Such differences may include delays beyond periods customary in the U.S. and practices, such as delivery of securities prior to receipt of payment, that increase the likelihood of a failed settlement, which can result in losses to a Fund. The value of non-U.S. investments and the investment income derived from them also may be affected unfavorably by changes in currency exchange control regulations. Foreign brokerage commissions, custodial expenses and other fees also are generally higher than for securities traded in the U.S. This may cause a Fund to incur higher portfolio transaction costs than domestic equity funds. Fluctuations in exchange rates also may affect the earning power and asset value of the foreign entity issuing a security, even one denominated in U.S. dollars. Dividend and interest payments may be repatriated based on the exchange rate at the time of disbursement, and restrictions on capital flows may be imposed.
Investments in Emerging Markets. Investments in securities listed and traded in emerging markets are subject to additional risks that may not be present for U.S. investments or investments in more developed non-U.S. markets. Such risks may include: (i) greater market volatility; (ii) lower trading volume; (iii) greater social, political and economic uncertainty; (iv) governmental controls on foreign investments and limitations on repatriation of invested capital; (v) the risk that companies may be held to lower disclosure, corporate governance, auditing and financial reporting standards than companies in more developed markets; (vi) the risk that there may be less protection of property rights than in other countries; and (vii) fewer investor rights and limited legal or practical remedies available to investors against emerging market companies. Emerging markets are generally less liquid and less efficient than developed securities markets.
Other Short-Term Instruments
The Funds may invest in short-term instruments, including money market instruments, on an ongoing basis to provide liquidity or for other reasons. Money market instruments are generally short-term investments that may include but are not limited to: (i) shares of money market funds; (ii) obligations issued or guaranteed by the U.S. government, its agencies, or instrumentalities (including government-sponsored enterprises); (iii) negotiable certificates of deposit (“CDs”), bankers’ acceptances, fixed time deposits, and other obligations of U.S. and foreign banks (including foreign branches) and similar institutions; (iv) commercial paper rated at the date of purchase “Prime-1” by Moody’s or “A‑1” by S&P or, if unrated, of comparable quality as determined by the Adviser; (v) non-convertible corporate debt securities (e.g., bonds and debentures) with remaining maturities at the date of purchase of not more than 397 days and that satisfy the rating requirements set forth in Rule 2a-7 under the 1940 Act; and (vi) short-term U.S. dollar-denominated obligations of foreign banks (including U.S. branches) that, in the opinion of the Adviser, are of comparable quality to obligations of U.S. banks which may be purchased by a Fund. Any of these instruments may be purchased on a current or a forward-settled basis. Money market instruments also include shares of money market funds. Time deposits are non-negotiable deposits maintained in banking institutions for specified periods of time at stated interest rates. Bankers’ acceptances are time drafts drawn on commercial banks by borrowers, usually in connection with international transactions.
Real Estate Investment Trusts (“REITs”)
A U.S. REIT is a corporation or business trust (that would otherwise be taxed as a corporation) which meets the definitional requirements of the Code. The Code permits a qualifying REIT to deduct from taxable income the dividends paid, thereby effectively eliminating corporate level federal income tax. To meet the definitional requirements of the Code, a REIT must, among other things: invest substantially all of its assets in interests in real estate (including mortgages and other REITs), cash and government securities; derive most of its income from rents from real property or interest on loans secured by mortgages on real property; and, in general, distribute annually 90% or more of its taxable income (other than net capital gains) to shareholders.
REITs are sometimes informally characterized as Equity REITs and Mortgage REITs. An Equity REIT invests primarily in the fee ownership or leasehold ownership of land and buildings (e.g., commercial equity REITs and residential equity REITs). A Mortgage REIT invests primarily in mortgages on real property, which may secure construction, development, or long-term loans.
REITs may be affected by changes in underlying real estate values, which may have an exaggerated effect to the extent that REITs in which a Fund invests may concentrate investments in particular geographic regions or property types. Additionally, rising interest rates may cause investors in REITs to demand a higher annual yield from future distributions, which may in turn decrease market
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prices for equity securities issued by REITs. Rising interest rates also generally increase the costs of obtaining financing, which could cause the value of a Fund’s investments to decline. During periods of declining interest rates, certain Mortgage REITs may hold mortgages that the mortgagors elect to prepay, which prepayment may diminish the yield on securities issued by such Mortgage REITs. In addition, Mortgage REITs may be affected by the ability of borrowers to repay when due the debt extended by the REIT and Equity REITs may be affected by the ability of tenants to pay rent.
Certain REITs have relatively small market capitalization, which may tend to increase the volatility of the market price of securities issued by such REITs. Furthermore, REITs are dependent upon specialized management skills, have limited diversification and are, therefore, subject to risks inherent in operating and financing a limited number of projects. By investing in REITs indirectly through a Fund, a shareholder will bear not only his or her proportionate share of the expenses of the Fund, but also, indirectly, similar expenses of the REITs. REITs depend generally on their ability to generate cash flow to make distributions to shareholders.
In addition to these risks, Equity REITs may be affected by changes in the value of the underlying property owned by the trusts, while Mortgage REITs may be affected by the quality of any credit extended. Further, Equity and Mortgage REITs are dependent upon management skills and generally may not be diversified. Equity and Mortgage REITs are also subject to heavy cash flow dependency defaults by borrowers and self-liquidation. In addition, Equity and Mortgage REITs could possibly fail to qualify for the favorable U.S. federal income tax treatment generally available to U.S. REITs under the Code or fail to maintain their exemptions from registration under the 1940 Act. The above factors also may adversely affect a borrower’s or a lessee’s ability to meet its obligations to the REIT. In the event of default by a borrower or lessee, the REIT may experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting its investments.
Repurchase Agreements
Each Fund may invest in repurchase agreements with commercial banks, brokers, or dealers to generate income from its excess cash balances and to invest in securities lending cash collateral. A repurchase agreement is an agreement under which a Fund acquires a financial instrument (e.g., a security issued by the U.S. government or an agency thereof, a banker’s acceptance or a certificate of deposit) from a seller, subject to resale to the seller at an agreed-upon price and date (normally, the next business day). A repurchase agreement may be considered a loan collateralized by securities. The resale price reflects an agreed-upon interest rate effective for the period the instrument is held by the applicable Fund and is unrelated to the interest rate on the underlying instrument.
In these repurchase agreement transactions, the securities acquired by a Fund (including accrued interest earned thereon) must have a total value in excess of the value of the repurchase agreement and are held by the Funds’ custodian until repurchased. No more than an aggregate of 15% of a Fund’s net assets will be invested in illiquid investments, including repurchase agreements having maturities longer than seven days and securities subject to legal or contractual restrictions on resale, or for which there are no readily available market quotations.
The use of repurchase agreements involves certain risks. For example, if the other party to the agreement defaults on its obligation to repurchase the underlying security at a time when the value of the security has declined, a Fund may incur a loss upon disposition of the security. If the other party to the agreement becomes insolvent and subject to liquidation or reorganization under the U.S. Bankruptcy Code or other laws, a court may determine that the underlying security is collateral for a loan by a Fund not within the control of the Fund and, therefore, the Fund may not be able to substantiate its interest in the underlying security and may be deemed an unsecured creditor of the other party to the agreement.
Reverse Repurchase Agreements
A Fund may enter into reverse repurchase agreements, which involve the sale of securities held by the Fund subject to its agreement to repurchase the securities at an agreed-upon date or upon demand and at a price reflecting a market rate of interest. Reverse repurchase agreements may be entered into only with banks or securities dealers or their affiliates. While a reverse repurchase agreement is outstanding, a Fund will, for all of its reverse repurchase agreements, either (i) consistent with Section 18 of the 1940 Act, maintain asset coverage of at least 300% of the value of the repurchase agreement or (ii) treat the reverse repurchase agreement as a derivatives transaction for purposes of Rule 18f-4, including, as applicable, the VaR-based limit on leverage risk.
Reverse repurchase agreements involve the risk that the buyer of the securities sold by a Fund might be unable to deliver them when the Fund seeks to repurchase. If the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the buyer, trustee, or receiver may receive an extension of time to determine whether to enforce the Fund’s obligation to repurchase the securities, and the Fund’s use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision.
Tax Risks
As with any investment, you should consider how your investment in Shares will be taxed. The tax information in the Prospectus and this SAI is provided as general information. You should consult your own tax professional about the tax consequences of an investment in Shares.
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The Funds intend to qualify annually to be treated as a RIC under the Code. To qualify as a RIC under the Code, a Fund must invest in assets which produce the types of income specified in the Code and the Treasury regulations (“Qualifying Income”). Whether the income from certain derivatives, such as swaps, is Qualifying Income is not entirely clear.
In addition, a Fund’s transactions in financial instruments, including, but not limited to, options, futures contracts, and hedging transactions, will be subject to special tax rules (which may include mark to market, constructive sale, wash sale, and short sale rules), the effect of which may be to accelerate income to such Fund, defer losses to such Fund, cause adjustments in the holding periods of such Fund’s securities, convert long-term capital gains into short-term capital gains or convert short-term capital losses into long-term capital losses. These rules could, therefore, affect the amount, timing and character of distributions to a Fund’s shareholders. A Fund’s use of such transactions may result in it realizing more short-term capital gains and ordinary income, in each case subject to U.S. federal income tax at higher ordinary income tax rates, than it would if it did not engage in such transactions.
As with any investment, you should consider how your investment in Shares will be taxed. The tax information in the Prospectus and this SAI is provided as general information. You should consult your own tax professional about the tax consequences of an investment in Shares.
U.S. Government Securities
Each Fund may invest in U.S. government securities. Securities issued or guaranteed by the U.S. government, or its agencies or instrumentalities, include U.S. Treasury securities, which are backed by the full faith and credit of the U.S. Treasury, and which differ only in their interest rates, maturities, and times of issuance. U.S. Treasury bills have initial maturities of one year or less; U.S. Treasury notes have initial maturities of one to ten years; and U.S. Treasury bonds generally have initial maturities of greater than ten years. Certain U.S. government securities are issued or guaranteed by agencies or instrumentalities of the U.S. government, including, but not limited to, obligations of U.S. government agencies or instrumentalities such as the Federal National Mortgage Association (“Fannie Mae”), the Government National Mortgage Association (“Ginnie Mae”), the Small Business Administration, the Federal Farm Credit Administration, the Federal Home Loan Banks, Banks for Cooperatives (including the Central Bank for Cooperatives), the Federal Land Banks, the Federal Intermediate Credit Banks, the Tennessee Valley Authority, the Export-Import Bank of the United States, the Commodity Credit Corporation, the Federal Financing Bank, the Student Loan Marketing Association, the National Credit Union Administration, and the Federal Agricultural Mortgage Corporation.
Some obligations issued or guaranteed by U.S. government agencies and instrumentalities, including, for example, Ginnie Mae pass- through certificates, are supported by the full faith and credit of the U.S. Treasury. Other obligations issued by or guaranteed by federal agencies, such as those securities issued by Fannie Mae, are supported by the discretionary authority of the U.S. government to purchase certain obligations of the federal agency, while other obligations issued by or guaranteed by federal agencies, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Treasury. While the U.S. government provides financial support to such U.S. government-sponsored federal agencies, no assurance can be given that the U.S. government will always do so, since the U.S. government is not so obligated by law. U.S. Treasury notes and bonds typically pay coupon interest semi-annually and repay the principal at maturity.
On September 7, 2008, the U.S. Treasury announced a federal takeover of Fannie Mae and the Federal Home Loan Mortgage Corporation (“Freddie Mac”), placing the two federal instrumentalities in conservatorship. Under the takeover, the U.S. Treasury agreed to acquire $1 billion of senior preferred stock of each instrumentality and obtained warrants for the purchase of common stock of each instrumentality (the “Senior Preferred Stock Purchase Agreement” or “Agreement”). Under the Agreement, the U.S. Treasury pledged to provide up to $200 billion per instrumentality as needed, including the contribution of cash capital to the instrumentalities in the event their liabilities exceed their assets. This was intended to ensure that the instrumentalities maintain a positive net worth and meet their financial obligations, preventing mandatory triggering of receivership. On December 24, 2009, the U.S. Treasury announced that it was amending the Agreement to allow the $200 billion cap on the U.S. Treasury’s funding commitment to increase as necessary to accommodate any cumulative reduction in net worth over the next three years. As a result of this Agreement, the investments of holders, including a Fund, of mortgage-backed securities and other obligations issued by Fannie Mae and Freddie Mac are protected.
The total public debt of the United States as a percentage of gross domestic product has grown rapidly since the beginning of the 2008-2009 financial downturn. Although high debt levels do not necessarily indicate or cause economic problems, they may create certain systemic risks if sound debt management practices are not implemented. A high national debt can raise concerns that the U.S. government will not be able to make principal or interest payments when they are due. In August 2011, S&P lowered its long-term sovereign credit rating on the U.S. In explaining the downgrade at that time, S&P cited, among other reasons, controversy over raising the statutory debt limit and growth in public spending. In August 2023, Fitch Ratings also downgraded its U.S. debt rating from AAA to AA+, citing expected fiscal deterioration over the next three years and repeated down-to-the-wire debt ceiling negotiations. In May 2025, Moody’s lowered the long-term issuer rating of the U.S. to Aa1 from Aaa to reflect over a decade of increasing government debt and high interest payment ratios relative to similarly rated sovereigns.
An increase in national debt levels also may necessitate the need for the U.S. Congress to negotiate adjustments to the statutory debt ceiling to increase the cap on the amount the U.S. government is permitted to borrow to meet its existing obligations and finance current budget deficits. Future downgrades could increase volatility in domestic and foreign financial markets, result in higher interest
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rates, lower prices of U.S. Treasury securities and increase the costs of different kinds of debt. Any controversy or ongoing uncertainty regarding the statutory debt ceiling negotiations may impact the U.S. long-term sovereign credit rating and may cause market uncertainty. As a result, market prices and yields of securities supported by the full faith and credit of the U.S. government may be adversely affected.
When-Issued Securities
A when-issued security is one whose terms are available and for which a market exists, but which has not been issued. When a Fund engages in when-issued transactions, it relies on the other party to consummate the sale. If the other party fails to complete the sale, a Fund may miss the opportunity to obtain the security at a favorable price or yield.
When purchasing a security on a when-issued basis, a Fund assumes the rights and risks of ownership of the security, including the risk of price and yield changes. At the time of settlement, the value of the security may be more or less than the purchase price. The yield available in the market when the delivery takes place also may be higher than those obtained in the transaction itself. Because a Fund does not pay for the security until the delivery date, these risks are in addition to the risks associated with its other investments.
Decisions to enter into “when-issued” transactions will be considered on a case-by-case basis when necessary to maintain continuity in a company’s index membership.
INVESTMENT RESTRICTIONS
The Trust has adopted the following investment restrictions as fundamental policies with respect to the Funds. These restrictions cannot be changed with respect to each Fund without the approval of the holders of a majority of that Fund’s outstanding voting securities. For the purposes of the 1940 Act, a “majority of outstanding shares” means the vote of the lesser of: (1) 67% or more of the voting securities of a Fund present at the meeting if the holders of more than 50% of the Fund’s outstanding voting securities are present or represented by proxy; or (2) more than 50% of the outstanding voting securities of a Fund.
Except with the approval of a majority of the outstanding voting securities, each Fund may not:
1.Concentrate its investments (i.e., hold more than 25% of its total assets) in any industry or group of related industries, except that to the extent the Index (as defined in the Prospectus) concentrates (i.e., holds more than 25% of its assets) in the securities of a particular industry or group of related industries, a Fund will concentrate its investment to approximately the same extent as an Index. The Funds will consider the portfolio of underlying investment companies when determining compliance with its concentration policy. For purposes of this limitation, securities of the U.S. government (including its agencies and instrumentalities), repurchase agreements collateralized by U.S. government securities, registered investment companies, and tax-exempt securities of state or municipal governments and their political subdivisions are not considered to be issued by members of any industry.*
2.Borrow money or issue senior securities (as defined under the 1940 Act), except to the extent permitted under the 1940 Act.
3.Make loans, except to the extent permitted under the 1940 Act.
4.Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments, except to the extent permitted under the 1940 Act. This shall not prevent the Fund from investing in securities or other instruments backed by real estate, real estate investment trusts (“REITs”), or securities of companies engaged in the real estate business.
5.Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments, except to the extent permitted under the 1940 Act. This shall not prevent the Fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities.
6.Underwrite securities issued by other persons, except to the extent permitted under the 1940 Act.
* For purposes of this policy, the issuer of the underlying security will be deemed to be the issuer of any respective depositary receipt.
In addition to the investment restrictions adopted as fundamental policies as set forth above, the Funds have adopted the following non-fundamental restrictions, which may be changed without a shareholder vote upon 60 days’ notice:
1.    Under normal circumstances, at least 80% of the Broad Markets ETF’s net assets, plus the amount of any borrowings for investment purpose, will be invested in the component Underlying ETFs of the Index or other investments that provide exposure that is substantially similar to that of the component Underlying ETFs.
2.    Under normal circumstances, at least 80% of the Defensive Sector ETF’s net assets, plus the amount of any borrowings for investment purpose, will be invested in the component Underlying ETFs of the Index or other investments that provide exposure that is substantially similar to that of the component Underlying ETFs.
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The following descriptions of certain provisions of the 1940 Act may assist investors in understanding the above policies and restrictions:
Borrowing. The 1940 Act presently allows a fund to borrow from any bank (including pledging, mortgaging, or hypothecating assets) in an amount up to 33 1/3% of its total assets (not including temporary borrowings not in excess of 5% of its total assets).
Senior Securities. For purposes of fundamental policy no. 2 above, senior securities may include any obligation or instrument constituting a security issued by a Fund and evidencing indebtedness or a future payment obligation. The 1940 Act generally prohibits funds from issuing senior securities other than borrowing from a bank subject to specific asset coverage requirements. The 1940 Act prohibitions and restrictions on the issuance of senior securities are designed to protect shareholders from the potentially adverse effects of a fund’s issuance of senior securities, including, in particular, the risks associated with excessive leverage of a fund’s assets. Certain types of derivatives give rise to future payment obligations and therefore also may be considered to be senior securities. Rule 18f-4 under the 1940 Act permits funds that comply with the conditions therein to enter into certain types of derivatives transactions notwithstanding the prohibitions and restrictions on the issuance of senior securities under the 1940 Act. To the extent consistent with its investment strategies, a Fund may invest in derivatives in compliance with the conditions set forth in Rule 18f-4 under the 1940 Act.
Lending. Under the 1940 Act, a fund may only make loans if expressly permitted by its investment policies.
Real Estate and Commodities. The 1940 Act does not directly restrict an investment company’s ability to invest in real estate or commodities, but does require that every investment company have a fundamental investment policy governing such investments.
Underwriting. Under the 1940 Act, underwriting securities involves a fund purchasing securities directly from an issuer for the purpose of selling (distributing) them or participating in any such activity either directly or indirectly.
If a percentage limitation is adhered to at the time of investment or contract, a later increase or decrease in percentage resulting from any change in value or total or net assets will not result in a violation of such restriction, except that the percentage limitation with respect to the borrowing of money will be observed continuously.
EXCHANGE LISTING AND TRADING
Shares are listed for trading and trade throughout the day on the Exchange.
There can be no assurance that a Fund will continue to meet the requirements of the Exchange necessary to maintain the listing of Shares. The Exchange will consider the suspension of trading in, and will initiate delisting proceedings of, the Shares under any of the following circumstances: (i) if any of the requirements set forth in the Exchange rules are not continuously maintained, including compliance with Rule 6c-11(c) under the 1940 Act; (ii) if, following the initial 12-month period beginning at the commencement of trading of a Fund, there are fewer than 50 beneficial owners of the Shares of such Fund; or (iii) if such other event shall occur or condition shall exist that, in the opinion of the Exchange, makes further dealings on the Exchange inadvisable. The Exchange will remove the Shares of a Fund from listing and trading upon termination of such Fund.
The Trust reserves the right to adjust the price levels of Shares in the future to help maintain convenient trading ranges for investors. Any adjustments would be accomplished through stock splits or reverse stock splits, which would have no effect on the net assets of the applicable Fund.
MANAGEMENT OF THE TRUST
Board Responsibilities. The management and affairs of the Trust and its series are overseen by the Board, which elects the officers of the Trust who are responsible for administering the day-to-day operations of the Trust and the Funds. The Board has approved contracts, as described below, under which certain companies provide essential services to the Trust.
The day-to-day business of the Trust, including the management of risk, is performed by third-party service providers, such as the Adviser, the Distributor, and the Administrator. The Board is responsible for overseeing the Trust’s service providers and, thus, has oversight responsibility with respect to risk management performed by those service providers. Risk management seeks to identify and address risks, i.e., events or circumstances that could have material adverse effects on the business, operations, shareholder services, investment performance or reputation of a Fund. The Funds and their service providers employ a variety of processes, procedures and controls to identify various of those possible events or circumstances, to lessen the probability of their occurrence and/or to mitigate the effects of such events or circumstances if they do occur. Each service provider is responsible for one or more discrete aspects of the Trust’s business (e.g., the Adviser is responsible for the day-to-day management of each Fund’s portfolio investments) and, consequently, for managing the risks associated with that business. The Board has emphasized to the Funds’ service providers the importance of maintaining vigorous risk management.
The Board’s role in risk oversight begins before the inception of the Funds, at which time certain of the Funds’ service providers present the Board with information concerning the investment objectives, strategies and risks of the Funds as well as proposed investment limitations for the Funds. Additionally, the Adviser provides the Board with an overview of, among other things, its investment philosophy, brokerage practices and compliance infrastructure. Thereafter, the Board continues its oversight function of various personnel, including the Trust’s Chief Compliance Officer, as well as personnel of the Adviser, and other service providers
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such as the Funds’ independent registered public accounting firm, who make periodic reports to the Audit Committee or to the Board with respect to various aspects of risk management. The Board and the Audit Committee oversee efforts by management and service providers to manage risks to which the Funds may be exposed.
The Board is responsible for overseeing the nature, extent, and quality of the services provided to the Funds by the Adviser and receives information about those services at its regular meetings. In addition, on an annual basis (following the initial two-year period), in connection with its consideration of whether to renew the Advisory Agreement (defined below) with the Adviser, the Board or its designee may meet with the Adviser to review such services. Among other things, the Board regularly considers the Adviser’s adherence to each Fund’s investment restrictions and compliance with various Fund policies and procedures and with applicable securities regulations. The Board also reviews information about each Fund’s performance and investments, including, for example, portfolio holdings schedules.
The Trust’s Chief Compliance Officer reports regularly to the Board to review and discuss compliance issues and Fund and Adviser risk assessments. At least annually, the Trust’s Chief Compliance Officer provides the Board with a report reviewing the adequacy and effectiveness of the Trust’s policies and procedures and those of its service providers, including the Adviser. The report addresses the operation of the policies and procedures of the Trust and each service provider since the date of the last report; any material changes to the policies and procedures since the date of the last report; any recommendations for material changes to the policies and procedures; and any material compliance matters since the date of the last report.
The Board receives reports from the Funds’ service providers regarding operational risks and risks related to the valuation and liquidity of portfolio securities. Annually, the Funds’ independent registered public accounting firm reviews with the Audit Committee its audit of the Funds’ financial statements, focusing on major areas of risk encountered by the Funds and noting any significant deficiencies or material weaknesses in the Funds’ internal controls. Additionally, in connection with its oversight function, the Board oversees Fund management’s implementation of disclosure controls and procedures, which are designed to ensure that information required to be disclosed by the Trust in its periodic reports with the SEC are recorded, processed, summarized, and reported within the required time periods. The Board also oversees the Trust’s internal controls over financial reporting, which comprise policies and procedures designed to provide reasonable assurance regarding the reliability of the Trust’s financial reporting and the preparation of the Trust’s financial statements.
From their review of these reports and discussions with the Adviser, the Chief Compliance Officer, the independent registered public accounting firm and other service providers, the Board and the Audit Committee learn in detail about the material risks of each Fund, thereby facilitating a dialogue about how management and service providers identify and mitigate those risks.
The Board recognizes that not all risks that may affect a Fund can be identified and/or quantified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks (such as investment-related risks) to achieve a Fund’s goals, and that the processes, procedures and controls employed to address certain risks may be limited in their effectiveness. Moreover, reports received by the Board as to risk management matters are typically summaries of the relevant information. Most of the Funds’ investment management and business affairs are carried out by or through the Adviser, and other service providers, each of which has an independent interest in risk management but whose policies and the methods by which one or more risk management functions are carried out may differ from the Trust’s and each other’s in the setting of priorities, the resources available or the effectiveness of relevant controls. As a result of the foregoing and other factors, the Board’s ability to monitor and manage risk, as a practical matter, is subject to limitations.
Members of the Board. There are three members of the Board, none of whom are interested persons of the Trust, as that term is defined in the 1940 Act (the “Independent Trustees”).
There is an Audit Committee of the Board that is chaired by an Independent Trustee and comprised solely of Independent Trustees. The Audit Committee chair presides at the Audit Committee meetings, participates in formulating agendas for Audit Committee meetings, and coordinates with management to serve as a liaison between the Independent Trustees and management on matters within the scope of responsibilities of the Audit Committee as set forth in its Board-approved charter. The Trust has not designated a lead Independent Trustee but has determined its leadership structure is appropriate given the specific characteristics and circumstances of the Trust. The Trust made this determination in consideration of, among other things, the fact that the Independent Trustees of the Trust constitute a super-majority of the Board, the number of Independent Trustees that constitute the Board, the amount of assets under management in the Trust, and the number of funds overseen by the Board. The Board also believes that its leadership structure facilitates the orderly and efficient flow of information to the Independent Trustees from Fund management.
Additional information about each Trustee of the Trust is set forth below. The address of each Trustee of the Trust is c/o U.S. Bank Global Fund Services, 615 East Michigan Street, Milwaukee, Wisconsin 53202.
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Name and Year of Birth	Position Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex* Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
John L. Jacobs Year of birth: 1959	Trustee and Audit Committee Chair	Indefinite term; since 2017**	Founder and CEO of Q3 Advisors, LLC (financial consulting firm) (since 2015); Chairman of VettaFi, LLC (2018-2024); Executive Director of Center for Financial Markets and Policy (2016–2022); Distinguished Policy Fellow and Executive Director, Center for Financial Markets and Policy, Georgetown University (2015–2022)	42	Independent Trustee, TEMA ETF Trust (since 2023) (1 portfolio); NEOS ETF Trust (since 2021) (3 portfolios); Director, tZERO Group, Inc. (since 2020); Independent Trustee, Procure ETF Trust II (since 2018) (2 portfolios)
Koji E. Felton Year of birth: 1961	Trustee	Indefinite term; since 2019	Retired; formerly Counsel, Kohlberg Kravis Roberts & Co. L.P. (investment firm) (2013–2015)	42	Independent Trustee, Series Portfolios Trust (since 2015) (19 portfolios)
Pamela H. Conroy Year of birth: 1961	Trustee, Chair, and Nominating and Governance Committee Chair	Indefinite term; since 2019	Retired; formerly Executive Vice President, Chief Operating Officer & Chief Compliance Officer, Institutional Capital Corporation (investment firm) (1994–2008)	42	Independent Trustee, Frontier Funds, Inc. (since 2020) (4 portfolios)
*    The Trust is the only registered investment company in the Fund Complex.
**    Mr. Jacobs began serving as a Trustee when the Trust was known by its former name, Active Weighting Funds ETF Trust.
Individual Trustee Qualifications. The Trust has concluded that each of the Trustees should serve on the Board because of their ability to review and understand information about the Funds provided to them by management, to identify and request other information they may deem relevant to the performance of their duties, to question management and other service providers regarding material factors bearing on the management and administration of the Funds, and to exercise their business judgment in a manner that serves the best interests of the Funds’ shareholders. The Trust has concluded that each of the Trustees should serve as a Trustee based on his or her own experience, qualifications, attributes and skills as described below.
The Trust has concluded that Mr. Jacobs should serve as a Trustee because of his substantial industry experience. He most recently served as the CEO of Q3 Advisors, LLC and as the Distinguished Policy Fellow and Executive Director of the Center for Financial Markets and Policy, and as Adjunct Professor of Finance at the McDonough School of Business at Georgetown University. He also served as Senior Advisor and principal consultant to Nasdaq’s CEO and President. Mr. Jacobs has been determined to qualify as an Audit Committee Financial Expert for the Trust.
The Trust has concluded that Mr. Felton should serve as a Trustee because of his substantial industry experience, including over two decades working in the asset management industry providing legal, regulatory compliance, governance and risk management advice to registered investment companies, their advisers and boards. Prior to that, he gained experience and perspective as a regulator while serving as an enforcement attorney and branch chief for the SEC. He also represented public companies and their boards of directors in securities class actions, derivative litigation and SEC investigations as a litigation associate at a national law firm. Mr. Felton currently serves as an independent trustee and chair of the nominating and governance committee of a mutual fund complex.
The Trust has concluded that Ms. Conroy should serve as a Trustee because of her substantial industry experience, including over 25 years of achievements at both a large, multi-location financial institution as well as a small, entrepreneurial firm. She has expertise in all facets of portfolio accounting, securities processing, trading operations, marketing, as well as legal and compliance.
In its periodic assessment of the effectiveness of the Board, the Board considers the complementary individual skills and experience of the individual Trustees primarily in the broader context of the Board’s overall composition so that the Board, as a body, possesses the appropriate (and appropriately diverse) skills and experience to oversee the business of the series of the Trust.
Board Committees. The Board has established the following standing committees of the Board:
Audit Committee. The Board has a standing Audit Committee that is composed of each of the Independent Trustees of the Trust. The Audit Committee operates under a written charter approved by the Board. The principal responsibilities of the Audit Committee include: recommending which firm to engage as the Funds’ independent registered public accounting firm and when and whether to terminate this relationship, as necessary; reviewing the independent registered public accounting firm’s compensation, the proposed scope and terms of its engagement, and the firm’s independence; pre-approving audit and non-audit services provided by the Funds’ independent registered public accounting firm to the Trust and certain other affiliated entities; serving as a channel of communication between the independent registered public accounting firm and the Trustees; reviewing the results of each external audit, including any qualifications in the independent registered public accounting firm’s opinion, any related management letter, management’s responses
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to recommendations made by the independent registered public accounting firm in connection with the audit, reports submitted to the Audit Committee by the internal auditing department of the Trust’s Administrator that are material to the Trust as a whole, if any, and management’s responses to any such reports; reviewing the Funds’ audited financial statements and considering any significant disputes between the Trust’s management and the independent registered public accounting firm that arose in connection with the preparation of those financial statements; considering, in consultation with the independent registered public accounting firm and the Trust’s senior internal accounting executive, if any, the independent registered public accounting firms’ report on the adequacy of the Trust’s internal financial controls; reviewing, in consultation with the Funds’ independent registered public accounting firm, major changes regarding auditing and accounting principles and practices to be followed when preparing the Funds’ financial statements; and other audit related matters. During the fiscal period ended December 31, 2025, the Audit Committee met four times.
The Audit Committee also serves as the Qualified Legal Compliance Committee (“QLCC”) for the Trust for the purpose of compliance with Rules 205.2(k) and 205.3(c) of the Code of Federal Regulations, regarding alternative reporting procedures for attorneys retained or employed by an issuer who appear and practice before the SEC on behalf of the issuer (the “issuer attorneys”). An issuer attorney who becomes aware of evidence of a material violation by the Trust, or by any officer, director, employee, or agent of the Trust, may report evidence of such material violation to the QLCC as an alternative to the reporting requirements of Rule 205.3(b) (which requires reporting to the chief legal officer and potentially “up the ladder” to other entities).
Nominating and Governance Committee. The Board has a standing Nominating and Governance Committee that is composed of each of the Independent Trustees of the Trust. The Nominating and Governance Committee operates under a written charter approved by the Board. The principal responsibility of the Nominating and Governance Committee is to consider, recommend and nominate candidates to fill vacancies on the Board, if any. The Nominating and Governance Committee generally will not consider nominees recommended by shareholders. The Nominating and Governance Committee meets periodically, as necessary. During the fiscal period ended December 31, 2025, the Nominating and Governance Committee met once.
Principal Officers of the Trust. The officers of the Trust conduct and supervise the Trust’s and each Fund’s daily business. The address of each officer of the Trust is c/o U.S. Bank Global Fund Services, 615 East Michigan Street, Milwaukee, Wisconsin 53202. Additional information about each officer of the Trust is as follows:

Name and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Kacie G. Briody Year of birth: 1992	President and Principal Executive Officer	Indefinite term, March 2025	Vice President, U.S. Bancorp Fund Services, LLC (since 2025); Assistant Vice President, U.S. Bancorp Fund Services, LLC (2021-2025)
Travis G. Babich Year of birth: 1980	Treasurer and Principal Financial Officer	Indefinite term, September 2019	Vice President, U.S. Bancorp Fund Services, LLC (since 2005)
David J. Rantisi Year of birth: 1992	Assistant Treasurer	Indefinite term, March 2025	Assistant Vice President, U.S. Bancorp Fund Services, LLC (since 2014)
Chad E. Fickett Year of birth: 1973	Secretary	Indefinite term, June 2024	Vice President, U.S. Bancorp Fund Services, LLC (since 2024); Assistant General Counsel, The Northwestern Mutual Life Insurance Company (2007 to 2024)
Anjali E. Connors Year of birth: 1982	Chief Compliance Officer and Anti-Money Laundering Officer	Indefinite term, January 2026
Vice President, U.S. Bancorp Fund Services, LLC (since 2025); Associate Director, Investment Advisory Compliance, Robert W. Baird & Co. (2022 to 2025); Chief Compliance Officer, Strategas Asset Management, LLC (wholly owned by Baird Financial Corporation) (2022 to 2025); Director, Governance and Controls Advisor, CIBC Private Wealth Management (2018 to 2022)

Marissa J. Pawlinski Year of birth: 1996	Assistant Secretary	Indefinite term, June 2025
Assistant Vice President, U.S. Bancorp Fund Services, LLC (since 2023); Regulatory Administration Attorney, U.S. Bancorp Fund Services, LLC (since 2022); Judicial Law Clerk, Milwaukee County Circuit Court (2021-2022)

Trustee Ownership of Shares. The Funds are required to show the dollar amount ranges of each Trustee’s “beneficial ownership” of Shares and each other series of the Trust as of the end of the most recently completed calendar year. Dollar amount ranges disclosed are established by the SEC. “Beneficial ownership” is determined in accordance with Rule 16a-1(a)(2) under the Securities Exchange Act of 1934 (the “Exchange Act”).
As of December 31, 2025, no Trustee or officer of the Trust owned Shares of the Funds or any other fund within the Trust’s Fund Complex.
Board Compensation. Each Independent Trustee receives an annual stipend of $145,000 (prior to January 1, 2026, the annual stipend was $125,000) and reimbursement for all reasonable travel expenses relating to their attendance at Board Meetings. The chair of the Audit Committee receives an annual stipend of $5,000 and the chair of the Nominating and Governance Committee receives an annual stipend of $2,500. Pursuant to the Advisory Agreement, the Adviser has agreed to pay all expenses of the Funds, except those
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specified in the Funds’ Prospectus. As a result, the Adviser is responsible for compensating the Independent Trustees. Trustee compensation disclosed in the table does not include reimbursed reasonable travel expenses relating to their attendance at Board Meetings. The following table shows the compensation earned by each Trustee during the fiscal year ended December 31, 2025:

Name	Aggregate Compensation from the Funds	Total Compensation from Fund Complex* Paid to Trustees
John L. Jacobs	$0	$130,000
Koji Felton	$0	$125,000
Pamela H. Conroy	$0	$127,500
*    The Trust is the only registered investment company in the Fund Complex.
PRINCIPAL SHAREHOLDERS, CONTROL PERSONS, AND MANAGEMENT OWNERSHIP
A principal shareholder is any person who owns of record or beneficially 5% or more of the outstanding Shares. A control person is a shareholder that owns beneficially or through controlled companies more than 25% of the voting securities of a company or acknowledges the existence of control. Shareholders owning voting securities in excess of 25% may determine the outcome of any matter affecting and voted on by shareholders of a Fund. As of March 31, 2026, the Trustees and officers, as a group, owned less than 1% of Shares of the Fund, and the following shareholders were considered to be a principal shareholder of the Fund:
Broad Markets ETF

Name and Address	% Ownership	Type of Ownership
Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105-1905	73.85%	Record
National Financial Services LLC 200 Liberty Street New York, NY 10281	12.59%	Record
Defensive Sector ETF

Name and Address	% Ownership	Type of Ownership
Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105-1905	76.95%	Record
National Financial Services LLC 200 Liberty Street New York, NY 10281	10.55%	Record
CODES OF ETHICS
The Trust and the Adviser have each adopted codes of ethics pursuant to Rule 17j-1 of the 1940 Act. These codes of ethics are designed to prevent affiliated persons of the Trust and the Adviser from engaging in deceptive, manipulative or fraudulent activities in connection with securities held or to be acquired by the Funds (which also may be held by persons subject to the codes of ethics). Each code of ethics permits personnel subject to that code of ethics to invest in securities for their personal investment accounts, subject to certain limitations, including limitations related to securities that may be purchased or held by the Funds. The Distributor (as defined below) relies on the principal underwriters exception under Rule 17j-1(c)(3), specifically where the Distributor is not affiliated with the Trust or the Adviser, and no officer, director, or general partner of the Distributor serves as an officer, director, or general partner of the Trust or the Adviser.
There can be no assurance that the codes of ethics will be effective in preventing such activities. Each code of ethics may be examined at the office of the SEC in Washington, D.C. or on the Internet at the SEC’s website at https://www.sec.gov.
PROXY VOTING POLICIES
The Funds have delegated proxy voting responsibilities to the Adviser, subject to the Board’s oversight. In delegating proxy responsibilities, the Board has directed that proxies be voted consistent with each Fund’s and its shareholders’ best interests and in compliance with all applicable proxy voting rules and regulations. The Adviser has adopted voting guidelines as part of its proxy voting policies (the “Proxy Voting Policies”) for such purpose. When the Proxy Voting Policies do not cover a specific proxy issue, the Adviser will use its best judgment in voting such proxies on behalf of the Funds.
A copy of the Adviser’s Proxy Voting Policies is set forth in Appendix A to this SAI. The Trust’s Chief Compliance Officer is responsible for monitoring the effectiveness of the Proxy Voting Policies. The Proxy Voting Policies have been adopted by the Trust as the policies and procedures that the Adviser will use when voting proxies on behalf of the Funds.
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When available, information on how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 will be available (1) without charge, upon request, by calling 1-800-617-0004, and (2) on the SEC’s website at https://www.sec.gov.
INVESTMENT MANAGEMENT
Investment Adviser
Teucrium Investment Advisors, LLC, a Delaware limited liability company located at Three Main Street, Suite 215, Burlington, Vermont 05401, serves as the investment adviser to the Funds. The Adviser is wholly-owned by Teucrium Trading, LLC. Teucrium Trading, LLC developed and offers a product suite of 1940 Act and Securities Act registered ETFs focused on U.S. agricultural commodities. In addition, the Adviser provides investment advisory and sub-advisory services to U.S. ETFs.
The Adviser arranges for transfer agency, custody, fund administration, and all other non-distribution related services necessary for the Funds to operate. The Adviser is responsible for the day-to-day operations of the Funds, subject to the general supervision and oversight of the Board of the Trust. The Adviser is responsible for the management each Fund in accordance with its investment objective, policies, and limitations. For the services it provides to the Funds, the Adviser is entitled to a unified management fee, which is calculated daily and paid monthly, at an annual rate based on each Fund’s average daily net assets as set forth in the table below.

Fund	Management Fee
Broad Markets ETF	0.95%[1]
Defensive Sector ETF	0.95%
1.The Adviser has contractually agreed to reduce the Fund’s management fee from 0.95% to 0.80% of its average daily net assets for successive one-year periods, currently until at least April 30, 2027. This agreement may be terminated only by, or with the consent of, the Board.
Pursuant to an investment advisory agreement between the Trust, on behalf of the Funds, and the Adviser (the “Advisory Agreement”), the Adviser has agreed to pay all expenses of the Funds except the fee payable to the Adviser under the Advisory Agreement, interest charges on any borrowings, dividends and other expenses on securities sold short, taxes, brokerage commissions and other expenses incurred in placing orders for the purchase and sale of securities and other investment instruments, acquired fund fees and expenses, accrued deferred tax liability, extraordinary expenses, and distribution fees and expenses paid by the Trust under any distribution plan adopted pursuant to Rule 12b-1 under the 1940 Act.
The Advisory Agreement with respect to each Fund will continue in force for an initial period of two years. Thereafter, the Advisory Agreement will be renewable from year to year with respect to each Fund, so long as its continuance is approved at least annually (1) by a majority vote of the Trustees, including a majority vote of such Trustees who are not “interested persons” of the Trust or the Adviser, at a meeting called for the purpose of voting on such approval; or (2) by a majority vote of the outstanding Shares. The Advisory Agreement automatically terminates on assignment and is terminable by a vote of the Board or a majority of the outstanding voting securities of the Funds, or upon a 120-days’ written notice by the Adviser.
The Adviser shall not be liable to the Trust or any shareholder for anything done or omitted by it, except acts or omissions involving willful misfeasance, bad faith, negligence or reckless disregard of the duties imposed upon it by its agreement with the Trust or for any losses that may be sustained in the purchase, holding or sale of any security.
The table below sets forth the advisory fees paid by the Funds to the Adviser for the fiscal period October 15, 2025 (commencement of operations) through December 31, 2025.

Fund	Gross Advisory Fee	Advisory Fees Waived	Net Advisory Fees
Broad Markets ETF	$10,198	$(1,610)	$8,588
Defensive Sector ETF	$19,226	$0	$19,226
Portfolio Managers
Springer Harris, Joran Haugens, and Chris Small serve as the Funds’ portfolio managers (collectively, the “Portfolio Managers”). This section includes information about the Portfolio Managers, including information about compensation, other accounts managed, and the dollar range of Shares owned.
Share Ownership
The Funds are required to show the dollar ranges of a Portfolio Manager’s “beneficial ownership” of Shares. Dollar amount ranges disclosed are established by the SEC. “Beneficial ownership” is determined in accordance with Rule 16a-1(a)(2) under the Exchange Act. As of the date of this SAI, the Portfolio Managers did not beneficially own Shares.
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Other Accounts
In addition to the Funds, the Portfolio Managers managed the following other accounts as of December 31, 2025, none of which were subject to a performance-based fee:

Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Number of Accounts	Total Assets in the Accounts	Number of Accounts	Total Assets in the Accounts	Number of Accounts	Total Assets in the Accounts
13	$277,436,623	5	$220,981,524	0	$0
Compensation
The compensation package for portfolio managers consists of a fixed base salary, an annual discretionary bonus opportunity and a competitive benefits package. A portfolio manager’s salary compensation is designed to be competitive with the marketplace and reflect a portfolio manager’s relative experience and contribution to the firm. Fixed base salary compensation is reviewed and adjusted annually to reflect increases in the cost of living and market rates. The discretionary bonus opportunity provides cash bonuses based upon the overall firm’s performance and individual contributions. Principal consideration for each portfolio manager is given to appropriate risk management, teamwork and investment support activities in determining the bonus amount. Portfolio managers are eligible to participate in the firm’s standard employee benefits programs, which include a competitive 401(k) retirement savings program with employer match, and healthcare.
Conflicts of Interest
A Portfolio Manager’s management of “other accounts” may give rise to potential conflicts of interest in connection with their management of a Fund’s investments, on the one hand, and the investments of the other accounts, on the other. The other accounts may have similar investment objectives or strategies as the Funds. A potential conflict of interest may arise as a result, whereby a Portfolio Manager could favor one account over another. Another potential conflict could include a Portfolio Manager’s knowledge about the size, timing, and possible market impact of Fund trades, whereby the Portfolio Manager could use this information to the advantage of other accounts and to the disadvantage of the Funds. However, the Adviser has established policies and procedures to ensure that the purchase and sale of securities among all accounts the Adviser manages are fairly and equitably allocated.
DISTRIBUTOR
The Trust and PINE Distributors LLC (the “Distributor”) are parties to a distribution agreement (the “Distribution Agreement”), whereby the Distributor acts as principal underwriter for the Trust and distributes Shares. Shares are continuously offered for sale by the Distributor only in Creation Units. The Distributor will not distribute Shares in amounts less than a Creation Unit and does not maintain a secondary market in Shares. The principal business address of the Distributor is 501 South Cherry Street, Suite 610, Denver, Colorado 80246.
Under the Distribution Agreement, the Distributor, as agent for the Trust, will receive orders for the purchase and redemption of Creation Units, provided that any subscriptions and orders will not be binding on the Trust until accepted by the Trust. The Distributor is a broker-dealer registered under the Exchange Act and a member of the Financial Industry Regulatory Authority (“FINRA”).
The Distributor also may enter into agreements with securities dealers (“Soliciting Dealers”) who will solicit purchases of Creation Units of Shares. Such Soliciting Dealers also may be Authorized Participants (as discussed in “Procedures for Purchase of Creation Units” below) or DTC participants (as defined below).
The Distribution Agreement will continue for two years from its effective date and is renewable annually thereafter. The continuance of the Distribution Agreement must be specifically approved at least annually (i) by the vote of the Trustees or by a vote of the shareholders of a Fund and (ii) by the vote of a majority of the Independent Trustees who have no direct or indirect financial interest in the operations of the Distribution Agreement or any related agreement, cast in person at a meeting called for the purpose of voting on such approval. The Distribution Agreement is terminable without penalty by the Trust on 60 days’ written notice when authorized either by majority vote of its outstanding voting Shares or by a vote of a majority of the Board (including a majority of the Independent Trustees), or by the Distributor on 60 days’ written notice, and will automatically terminate in the event of its assignment. The Distribution Agreement provides that in the absence of willful misfeasance, bad faith or gross negligence on the part of the Distributor, or reckless disregard by it of its obligations thereunder, the Distributor shall not be liable for any action or failure to act in accordance with its duties thereunder.
Intermediary Compensation. The Adviser, or its affiliates, out of their own resources and not out of Fund assets (i.e., without additional cost to a Fund or its shareholders), may pay certain broker dealers, banks and other financial intermediaries (“Intermediaries”) for certain activities related to a Fund, including participation in activities that are designed to make Intermediaries more knowledgeable about exchange-traded products, including the Fund, or for other activities, such as marketing and educational training or support. These arrangements are not financed by a Fund and, thus, do not result in increased Fund expenses. They are not
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reflected in the fees and expenses listed in the fees and expenses sections of a Fund’s Prospectus and they do not change the price paid by investors for the purchase of Shares or the amount received by a shareholder as proceeds from the redemption of Shares.
Such compensation may be paid to Intermediaries that provide services to a Fund, including marketing and education support (such as through conferences, webinars and printed communications). The Adviser will periodically assess the advisability of continuing to make these payments. Payments to an Intermediary may be significant to the Intermediary, and amounts that Intermediaries pay to your adviser, broker or other investment professional, if any, also may be significant to such adviser, broker or investment professional. Because an Intermediary may make decisions about what investment options it will make available or recommend, and what services to provide in connection with various products, based on payments it receives or is eligible to receive, such payments create conflicts of interest between the Intermediary and its clients. For example, these financial incentives may cause the Intermediary to recommend a Fund rather than other investments. The same conflict of interest exists with respect to your financial adviser, broker or investment professional if he or she receives similar payments from his or her Intermediary firm.
Intermediary information is current only as of the date of this SAI. Please contact your adviser, broker, or other investment professional for more information regarding any payments his or her Intermediary firm may receive. Any payments made by the Adviser or its affiliates to an Intermediary may create the incentive for an Intermediary to encourage customers to buy Shares.
If you have any additional questions, please call 1-800-617-0004.
Distribution and Service Plan. The Board has adopted a Distribution and Service Plan (the “Plan”) in accordance with the provisions of Rule 12b-1 under the 1940 Act, which regulates circumstances under which an investment company may directly or indirectly bear expenses relating to the distribution of its shares. No payments pursuant to the Plan are expected to be made during the twelve (12) month period from the date of this SAI. Rule 12b-1 fees to be paid by a Fund under the Plan may only be imposed after approval by the Board.
Continuance of the Plan must be approved annually by a majority of the Trustees of the Trust and by a majority of the Trustees who are not interested persons (as defined in the 1940 Act) of the Trust and have no direct or indirect financial interest in the Plan or in any agreements related to the Plan (“Qualified Trustees”). The Plan requires that quarterly written reports of amounts spent under the Plan and the purposes of such expenditures be furnished to and reviewed by the Trustees. The Plan may not be amended to increase materially the amount that may be spent thereunder without approval by a majority of the outstanding shares of a Fund. All material amendments of the Plan will require approval by a majority of the Trustees of the Trust and of the Qualified Trustees.
The Plan provides that each Fund pays the Distributor an annual fee of up to a maximum of 0.25% of the average daily net assets of its Shares. Under the Plan, the Distributor may make payments pursuant to written agreements to financial institutions and intermediaries such as banks, savings and loan associations and insurance companies including, without limit, investment counselors, broker-dealers and the Distributor’s affiliates and subsidiaries (collectively, “Agents”) as compensation for services and reimbursement of expenses incurred in connection with distribution assistance. The Plan is characterized as a compensation plan since the distribution fee will be paid to the Distributor without regard to the distribution expenses incurred by the Distributor or the amount of payments made to other financial institutions and intermediaries. The Trust intends to operate the Plan in accordance with its terms and with FINRA’s rules concerning sales charges.
Under the Plan, subject to the limitations of applicable law and regulations, each Fund is authorized to compensate the Distributor up to the maximum amount to finance any activity primarily intended to result in the sale of Creation Units of the Fund or for providing or arranging for others to provide shareholder services and for the maintenance of shareholder accounts. Such activities may include, but are not limited to: (i) delivering copies of a Fund’s then current reports, prospectuses, notices, and similar materials, to prospective purchasers of Creation Units; (ii) marketing and promotional services, including advertising; (iii) paying the costs of and compensating others, including Authorized Participants with whom the Distributor has entered into written Authorized Participant Agreements, for performing shareholder servicing on behalf of a Fund; (iv) compensating certain Authorized Participants for providing assistance in distributing the Creation Units of a Fund, including the travel and communication expenses and salaries and/or commissions of sales personnel in connection with the distribution of the Creation Units of a Fund; (v) payments to financial institutions and intermediaries such as banks, savings and loan associations, insurance companies and investment counselors, broker-dealers, mutual fund supermarkets and the affiliates and subsidiaries of the Trust’s service providers as compensation for services or reimbursement of expenses incurred in connection with distribution assistance; (vi) facilitating communications with beneficial owners of Shares, including the cost of providing (or paying others to provide) services to beneficial owners of Shares, including, but not limited to, assistance in answering inquiries related to Shareholder accounts; and (vii) such other services and obligations as are set forth in the Distribution Agreement.
ADMINISTRATOR, INDEX RECEIPT AGENT, AND TRANSFER AGENT
U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services (“Fund Services” or the “Transfer Agent”), located at 615 East Michigan Street, Milwaukee, Wisconsin 53202, serves as the Funds’ transfer agent, index receipt agent (as applicable), and administrator.
Pursuant to an agreement between the Trust and Fund Services (the “Fund Servicing Agreement”), Fund Services provides the Trust with administrative and management services (other than investment advisory services) and accounting services, including portfolio
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accounting services, tax accounting services, and furnishing financial reports. Under the Fund Servicing Agreement, Fund Services does not have any responsibility or authority for the management of the Funds, the determination of investment policy, or for any matter pertaining to the distribution of Shares. As compensation for the administration, accounting and management services, the Adviser pays Fund Services a fee based on each Fund’s average daily net assets, subject to a minimum annual fee. Fund Services also is entitled to certain out-of-pocket expenses for the services mentioned above, including pricing expenses.
The Adviser was responsible for paying the amounts in the table below to Fund Services for the fiscal period ended December 31, 2025, as applicable to each Fund.

Fund	2025
Broad Markets ETF[1]	$13,071
Defensive Sector ETF[1]	$13,118
1.For the fiscal period October 15, 2025 (commencement of operations) through December 31, 2025.
CUSTODIAN
Pursuant to a custody agreement between the Trust and U.S. Bank National Association (“U.S. Bank” or the “Custodian”) (the “Custody Agreement”), U.S. Bank, located at 1555 North Rivercenter Drive, Suite 302, Milwaukee, Wisconsin 53212, serves as the custodian of the Funds’ assets. The Custodian holds and administers the assets in each Fund’s portfolio. Pursuant to the Custody Agreement, U.S. Bank receives an annual fee from the Adviser based on the Trust’s total average daily net assets, subject to a minimum annual fee, and certain settlement charges. The Custodian is also entitled to certain out-of-pocket expenses.
LEGAL COUNSEL
Morgan, Lewis & Bockius LLP, located at 1111 Pennsylvania Avenue, NW, Washington, DC 20004-2541, serves as legal counsel for the Trust.
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Cohen & Company, Ltd., located at 1835 Market Street, Suite 310, Philadelphia, Pennsylvania 19103, serves as the independent registered public accounting firm for the Funds. Its services include auditing the Funds’ financial statements. Cohen & Co Advisory, LLC, an affiliate of Cohen & Company, Ltd., provides tax services as requested.
PORTFOLIO HOLDINGS DISCLOSURE POLICIES AND PROCEDURES
The Board has adopted a policy regarding the disclosure of information about each Fund’s security holdings. Each Fund’s entire portfolio holdings are publicly disseminated each day a Fund is open for business and may be available through financial reporting and news services, including publicly available internet web sites. In addition, the composition of the Deposit Securities (defined below) is publicly disseminated daily prior to the opening of the Exchange via the facilities of the National Securities Clearing Corporation (“NSCC”).
DESCRIPTION OF SHARES
The Declaration of Trust authorizes the issuance of an unlimited number of funds and shares. Each share represents an equal proportionate interest in the applicable Fund with each other share. Shares are entitled upon liquidation to a pro rata share in the net assets of the applicable Fund. Shareholders have no preemptive rights. The Declaration of Trust provides that the Trustees may create additional series or classes of shares. All consideration received by the Trust for shares of any additional funds and all assets in which such consideration is invested would belong to that fund and would be subject to the liabilities related thereto. Share certificates representing Shares will not be issued. Shares, when issued, are fully paid and non-assessable.
Each Share has one vote with respect to matters upon which a shareholder vote is required, consistent with the requirements of the 1940 Act and the rules promulgated thereunder. Shares of all funds in the Trust vote together as a single class, except that if the matter being voted on affects only a particular fund it will be voted on only by that fund and if a matter affects a particular fund differently from other funds, that fund will vote separately on such matter. As a Delaware statutory trust, the Trust is not required, and does not intend, to hold annual meetings of shareholders. Approval of shareholders will be sought, however, for certain changes in the operation of the Trust and for the election of Trustees under certain circumstances. Upon the written request of shareholders owning at least 10% of the Trust’s shares, the Trust will call for a meeting of shareholders to consider the removal of one or more Trustees and other certain matters. In the event that such a meeting is requested, the Trust will provide appropriate assistance and information to the shareholders requesting the meeting.
Under the Declaration of Trust, the Trustees have the power to liquidate a Fund without shareholder approval. While the Trustees have no present intention of exercising this power, they may do so if a Fund fails to reach a viable size within a reasonable amount of time or for such other reasons as may be determined by the Board.
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LIMITATION OF TRUSTEES’ LIABILITY
The Declaration of Trust provides that a Trustee shall be liable only for his or her own willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the office of Trustee and shall not be liable for errors of judgment or mistakes of fact or law. The Trustees shall not be responsible or liable in any event for any neglect or wrongdoing of any officer, agent, employee, adviser or principal underwriter of the Trust, nor shall any Trustee be responsible for the act or omission of any other Trustee. The Declaration of Trust also provides that the Trust shall indemnify each person who is, or has been, a Trustee, officer, employee or agent of the Trust, any person who is serving or has served at the Trust’s request as a Trustee, officer, trustee, employee or agent of another organization in which the Trust has any interest as a shareholder, creditor or otherwise to the extent and in the manner provided in the Amended and Restated By-laws. However, nothing in the Declaration of Trust shall protect or indemnify a Trustee against any liability for his or her willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the office of Trustee. Nothing contained in this section attempts to disclaim a Trustee’s individual liability in any manner inconsistent with the federal securities laws.
BROKERAGE TRANSACTIONS
The policy of the Trust regarding purchases and sales of securities for a Fund is that primary consideration will be given to obtaining the most favorable prices and efficient executions of transactions. Consistent with this policy, when securities transactions are effected on a stock exchange, the Trust’s policy is to pay commissions which are considered fair and reasonable without necessarily determining that the lowest possible commissions are paid in all circumstances. The Trust believes that a requirement always to seek the lowest possible commission cost could impede effective portfolio management and preclude the Funds from obtaining a high quality of brokerage and research services. In seeking to determine the reasonableness of brokerage commissions paid in any transaction, the Adviser will rely on its experience and knowledge regarding commissions generally charged by various brokers and on its judgment in evaluating the brokerage services received from the broker effecting the transaction. Such determinations are necessarily subjective and imprecise, as in most cases, an exact dollar value for those services is not ascertainable. The Trust has adopted policies and procedures that prohibit the consideration of sales of Shares as a factor in the selection of a broker or dealer to execute its portfolio transactions.
The Adviser owes a fiduciary duty to its clients to seek to provide best execution on trades effected. In selecting a broker-dealer for each specific transaction, the Adviser chooses the broker-dealer deemed most capable of providing the services necessary to obtain the most favorable execution. “Best execution” is generally understood to mean the most favorable cost or net proceeds reasonably obtainable under the circumstances. The full range of brokerage services applicable to a particular transaction may be considered when making this judgment, which may include, but is not limited to: liquidity, price, commission, timing, aggregated trades, capable floor brokers or traders, competent block trading coverage, ability to position, capital strength and stability, reliable and accurate communications and settlement processing, use of automation, knowledge of other buyers or sellers, arbitrage skills, administrative ability, underwriting and provision of information on a particular security or market in which the transaction is to occur. The specific criteria will vary depending upon the nature of the transaction, the market in which it is executed, and the extent to which it is possible to select from among multiple broker-dealers. The Adviser also will use electronic crossing networks (“ECNs”) when appropriate.
Subject to the foregoing policies, brokers or dealers selected to execute a Fund’s portfolio transactions may include such Fund’s Authorized Participants (as discussed in “Procedures for Purchase of Creation Units” below) or their affiliates. An Authorized Participant or its affiliates may be selected to execute a Fund’s portfolio transactions in conjunction with an all-cash creation unit order or an order including “cash-in-lieu” (as described below under “Purchase and Redemption of Creation Units”), so long as such selection is in keeping with the foregoing policies. As described below under “Purchase and Redemption of Creation Units — Creation Unit Transaction Fee” and “— Redemption Transaction Fee”, each Fund may determine to not charge a variable fee on certain orders when the Adviser has determined that doing so is in the best interests of Fund shareholders, e.g., for creation orders that facilitate the rebalance of the applicable Fund’s portfolio in a more tax efficient manner than could be achieved without such order, even if the decision to not charge a variable fee could be viewed as benefiting the Authorized Participant or its affiliate selected to execute a Fund’s portfolio transactions in connection with such orders.
The Adviser may use a Fund’s assets for, or participate in, third-party soft dollar arrangements, in addition to receiving proprietary research from various full-service brokers, the cost of which is bundled with the cost of the broker’s execution services. The Adviser does not “pay up” for the value of any such proprietary research. Section 28(e) of the Exchange Act permits the Adviser, under certain circumstances, to cause a Fund to pay a broker or dealer a commission for effecting a transaction in excess of the amount of commission another broker or dealer would have charged for effecting the transaction in recognition of the value of brokerage and research services provided by the broker or dealer. The Adviser may receive a variety of research services and information on many topics, which it can use in connection with its management responsibilities with respect to the various accounts over which it exercises investment discretion or otherwise provides investment advice. The research services may include qualifying order management systems, portfolio attribution and monitoring services and computer software and access charges which are directly related to investment research. Accordingly, a Fund may pay a broker commission higher than the lowest available in recognition of the broker’s provision of such services to the Adviser, but only if the Adviser determines the total commission (including the soft dollar benefit) is comparable to the best commission rate that could be expected to be received from other brokers. The amount of soft dollar benefits received depends on the amount of brokerage transactions effected with the brokers. A conflict of interest exists because there is an
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incentive to: 1) cause clients to pay a higher commission than the firm might otherwise be able to negotiate; 2) cause clients to engage in more securities transactions than would otherwise be optimal; and 3) only recommend brokers that provide soft dollar benefits.
The Adviser faces a potential conflict of interest when it uses client trades to obtain brokerage or research services. This conflict exists because the Adviser can use the brokerage or research services to manage client accounts without paying cash for such services, which reduces the Adviser’s expenses to the extent that the Adviser would have purchased such products had they not been provided by brokers. Section 28(e) permits the Adviser to use brokerage or research services for the benefit of any account it manages. Certain accounts managed by the Adviser may generate soft dollars used to purchase brokerage or research services that ultimately benefit other accounts managed by the Adviser, effectively cross subsidizing the other accounts managed by the Adviser that benefit directly from the product. The Adviser may not necessarily use all of the brokerage or research services in connection with managing a Fund whose trades generated the soft dollars used to purchase such products.
The Adviser is responsible, subject to oversight by the Board, for placing orders on behalf of each Fund for the purchase or sale of portfolio securities. If purchases or sales of portfolio securities of a Fund and one or more other investment companies or clients supervised by the Adviser are considered at or about the same time, transactions in such securities are allocated among the several investment companies and clients in a manner deemed equitable and consistent with its fiduciary obligations to all by the Adviser. In some cases, this procedure could have a detrimental effect on the price or volume of the security so far as a Fund is concerned. However, in other cases, it is possible that the ability to participate in volume transactions and to negotiate lower brokerage commissions will be beneficial to a Fund. The primary consideration is prompt execution of orders at the most favorable net price.
A Fund may deal with affiliates in principal transactions to the extent permitted by exemptive order or applicable rule or regulation.
The table below shows the aggregate brokerage commissions paid by the Funds for the fiscal period ended December 31, 2025, as applicable to each Fund.

Fund	2025
Broad Markets ETF[1]	$54
Defensive Sector ETF[1]	$1,364
1.For the fiscal period October 15, 2025 (commencement of operations) through December 31, 2025.
Directed Brokerage. For the fiscal period ended December 31, 2025, the Funds did not pay any commissions on brokerage transactions directed to brokers pursuant to an agreement or understanding whereby the broker provides research or other brokerage services to the Adviser.
Brokerage with Fund Affiliates. A Fund may execute brokerage or other agency transactions through registered broker-dealer affiliates of the Funds, the Adviser, or the Distributor for a commission in conformity with the 1940 Act, the Exchange Act and rules promulgated by the SEC. These rules require that commissions paid to the affiliate by the Funds for exchange transactions not exceed “usual and customary” brokerage commissions. The rules define “usual and customary” commissions to include amounts which are “reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time.” The Trustees, including those who are not “interested persons” of the Funds, have adopted procedures for evaluating the reasonableness of commissions paid to affiliates and review these procedures periodically. During the fiscal period ended December 31, 2025, the Funds did not pay any brokerage commissions to any registered broker-dealer affiliates of the Funds, the Adviser, or the Distributor as of the date of this SAI.
Securities of “Regular Broker-Dealers.” Each Fund is required to identify any securities of its “regular brokers or dealers” (as such term is defined in the 1940 Act) that it may hold at the close of its most recent fiscal year. “Regular brokers or dealers” of a Fund are the ten brokers or dealers that, during the most recent fiscal year: (i) received the greatest dollar amounts of brokerage commissions from the Fund’s portfolio transactions; (ii) engaged as principal in the largest dollar amounts of portfolio transactions of the Fund; or (iii) sold the largest dollar amounts of Shares. As of December 31, 2025, the Funds did not hold any securities of their “regular broker-dealers.”
PORTFOLIO TURNOVER RATE
Portfolio turnover may vary from year to year, as well as within a year. High turnover rates are likely to result in comparatively greater brokerage expenses. The overall reasonableness of brokerage commissions is evaluated by the Adviser based upon its knowledge of available information as to the general level of commissions paid by other institutional investors for comparable services.
The Funds’ portfolio turnover rate for the fiscal period ended December 31, 2025 was as follows:
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Fund	2025
Broad Markets ETF[1]	24%
Defensive Sector ETF[1]	82%
1.For the fiscal period October 15, 2025 (commencement of operations) through December 31, 2025.
BOOK ENTRY ONLY SYSTEM
The Depository Trust Company (“DTC”) acts as securities depositary for Shares. Shares are represented by securities registered in the name of DTC or its nominee, Cede & Co., and deposited with, or on behalf of, DTC. Except in limited circumstances set forth below, certificates will not be issued for Shares.
DTC is a limited-purpose trust company that was created to hold securities of its participants (the “DTC Participants”) and to facilitate the clearance and settlement of securities transactions among the DTC Participants in such securities through electronic book-entry changes in accounts of the DTC Participants, thereby eliminating the need for physical movement of securities certificates. DTC Participants include securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations, some of whom (and/or their representatives) own DTC. More specifically, DTC is owned by a number of its DTC Participants and by the New York Stock Exchange (“NYSE”) and FINRA. Access to the DTC system also is available to others such as banks, brokers, dealers, and trust companies that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly (the “Indirect Participants”).
Beneficial ownership of Shares is limited to DTC Participants, Indirect Participants, and persons holding interests through DTC Participants and Indirect Participants. Ownership of beneficial interests in Shares (owners of such beneficial interests are referred to in this SAI as “Beneficial Owners”) is shown on, and the transfer of ownership is effected only through, records maintained by DTC (with respect to DTC Participants) and on the records of DTC Participants (with respect to Indirect Participants and Beneficial Owners that are not DTC Participants). Beneficial Owners will receive from or through the DTC Participant a written confirmation relating to their purchase of Shares. The Trust recognizes DTC or its nominee as the record owner of all Shares for all purposes. Beneficial Owners of Shares are not entitled to have Shares registered in their names and will not receive or be entitled to physical delivery of Share certificates. Each Beneficial Owner must rely on the procedures of DTC and any DTC Participant and/or Indirect Participant through which such Beneficial Owner holds its interests, to exercise any rights of the holder of Shares.
Conveyance of all notices, statements, and other communications to Beneficial Owners is effected as described in the ensuing paragraphs. DTC will make available to the Trust upon request and for a fee a listing of Shares held by each DTC Participant. The Trust shall obtain from each such DTC Participant the number of Beneficial Owners holding Shares, directly or indirectly, through such DTC Participant. The Trust shall provide each such DTC Participant with copies of such notice, statement, or other communication, in such form, number and at such place as such DTC Participant may reasonably request, in order that such notice, statement or communication may be transmitted by such DTC Participant, directly or indirectly, to such Beneficial Owners. In addition, the Trust shall pay to each such DTC Participant a fair and reasonable amount as reimbursement for the expenses attendant to such transmittal, all subject to applicable statutory and regulatory requirements.
Share distributions shall be made to DTC or its nominee, Cede & Co., as the registered holder of all Shares. DTC or its nominee, upon receipt of any such distributions, shall credit immediately DTC Participants’ accounts with payments in amounts proportionate to their respective beneficial interests in a Fund as shown on the records of DTC or its nominee. Payments by DTC Participants to Indirect Participants and Beneficial Owners of Shares held through such DTC Participants will be governed by standing instructions and customary practices, as is now the case with securities held for the accounts of customers in bearer form or registered in a “street name,” and will be the responsibility of such DTC Participants.
The Trust has no responsibility or liability for any aspect of the records relating to or notices to Beneficial Owners, or payments made on account of beneficial ownership interests in Shares, or for maintaining, supervising, or reviewing any records relating to such beneficial ownership interests, or for any other aspect of the relationship between DTC and the DTC Participants or the relationship between such DTC Participants and the Indirect Participants and Beneficial Owners owning through such DTC Participants.
DTC may determine to discontinue providing its service with respect to a Fund at any time by giving reasonable notice to the Fund and discharging its responsibilities with respect thereto under applicable law. Under such circumstances, the applicable Fund shall take action either to find a replacement for DTC to perform its functions at a comparable cost or, if such replacement is unavailable, to issue and deliver printed certificates representing ownership of Shares, unless the Trust makes other arrangements with respect thereto satisfactory to the Exchange.
PURCHASE AND REDEMPTION OF CREATION UNITS
Each Fund issues and redeems its shares on a continuous basis, at NAV, only in a large, specified number of shares called a “Creation Unit,” either principally in-kind for securities or in cash for the value of such securities. The NAV of a Fund’s Shares is determined once each Business Day, as described below under “Determination of Net Asset Value.” The Creation Unit size may change. Authorized Participants will be notified of such change.
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The Adviser or its affiliates (the “Selling Shareholder”) may purchase Creation Unit aggregations through a broker-dealer to “seed” (in whole or in part) funds, including the Fund, as they are launched or thereafter, may purchase shares from other broker-dealers or other investors that have previously provided “seed” for funds, including the Fund, when they were launched or otherwise in secondary market transactions, and because the Selling Shareholder may be deemed an affiliate of such funds, the shares are being registered to permit the resale of these shares from time to time after purchase. The Fund will not receive any of the proceeds from the resale by the Selling Shareholders of such shares.
The Selling Shareholder intends to sell all or a portion of the shares owned by it and offered hereby from time to time directly or through one or more broker-dealers, and may also hedge such positions. The shares may be sold on any national securities exchange on which the shares may be listed or quoted at the time of sale, in the OTC market or in transactions other than on these exchanges or systems at fixed prices, at prevailing market prices at the time of the sale, at varying prices determined at the time of sale, or at negotiated prices. These sales may be effected in transactions, which may involve crosses or block transactions. The Selling Shareholder may use any one or more of the following methods when selling shares:
•ordinary brokerage transactions through brokers or dealers (who may act as agents or principals) or directly to one or more purchasers;
•privately negotiated transactions;
•through the writing or settlement of options or other hedging transactions, whether such options are listed on an options exchange or otherwise; and
•any other method permitted pursuant to applicable law.
The Selling Shareholder may also loan or pledge shares to broker-dealers that in turn may sell such shares, to the extent permitted by applicable law. The Selling Shareholder may also enter into options or other transactions with broker-dealers or other financial institutions, or create one or more derivative securities which require delivering shares to a broker-dealer or other financial institution (these shares may then be sold by such broker-dealer or other financial institution).
The Selling Shareholder has informed the Fund that it is not a registered broker-dealer and does not have any written or oral agreement or understanding, directly or indirectly, with any person to distribute the shares. Upon the Fund being notified in writing by the Selling Shareholder that any material arrangement has been entered into with a broker-dealer for the sale of shares through a block trade, special offering, exchange distribution or secondary distribution, or a purchase by a broker or dealer, a supplement to this SAI will be filed, if required, pursuant to Rule 497 under the Securities Act, disclosing (i) the name of each Selling Shareholder and of the participating broker-dealer(s), (ii) the number of shares involved, (iii) the price at which such shares were sold, (iv) the commissions paid or discounts or concessions allowed to such broker-dealer(s), where applicable, (v) that such broker-dealer(s) did not conduct any investigation to verify the information set out or incorporated by reference in the Fund’s Prospectus and SAI, and (vi) other facts material to the transaction.
The Selling Shareholder and any other person participating in such distribution will be subject to applicable provisions of the Exchange Act and the rules and regulations thereunder, including, without limitation, to the extent applicable, Regulation M of the Exchange Act, which may limit the timing of purchases and sales of any of the shares by the Selling Shareholder and any other participating person. To the extent applicable, Regulation M may also restrict the ability of any person engaged in the distribution of the shares to engage in market-making activities with respect to the shares. All of the foregoing may affect the marketability of the shares and the ability of any person or entity to engage in market-making activities with respect to the shares. There is a risk that the Selling Shareholder may redeem its investments in the Fund or otherwise sell its shares to a third party that may redeem. As with redemptions by other large shareholders, such redemptions could have a significant negative impact on the Fund and its shares.
Purchase (Creation). The Trust issues and sells Shares only in Creation Units on a continuous basis through the Distributor, without a sales load (but subject to transaction fees, if applicable), at the NAV per share next determined after receipt, on any Business Day, of an order in proper form. The NAV of Shares is calculated each Business Day as of the scheduled close of regular trading on the NYSE, generally 4:00 p.m., Eastern Time. The Funds will not issue fractional Creation Units. A “Business Day” is any day on which the NYSE is open for business. As of the date of this SAI, the NYSE observes the following holidays: New Year’s Day, Martin Luther King, Jr. Day, President’s Day (Washington’s Birthday), Good Friday, Memorial Day, Juneteenth Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.
Fund Deposit. Each Fund has adopted policies and procedures governing the process of constructing baskets of Deposit Securities (defined below), Fund Securities (defined below) and/or cash, and acceptance of the same (the “Basket Procedures”). The consideration for purchase of a Creation Unit of a Fund generally consists of either: (i) the in-kind deposit of a designated portfolio of securities (the “Deposit Securities”) per each Creation Unit, constituting a substantial replication, or a portfolio sampling representation, of the securities included in a Fund’s portfolio and the Cash Component (defined below), computed as described below, or (ii) the cash value of the Deposit Securities (“Deposit Cash”) and the Cash Component to replace any Deposit Security. When accepting purchases of Creation Units for cash, a Fund may incur additional costs associated with the acquisition of Deposit Securities that would otherwise be provided by an in-kind purchaser. These additional costs may be recoverable from the purchaser of Creation Units.
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Together, the Deposit Securities or Deposit Cash, as applicable, and the Cash Component constitute the “Fund Deposit,” which represents the minimum initial and subsequent investment amount for a Creation Unit of a Fund. The “Cash Component” is an amount equal to the difference between the NAV of Shares (per Creation Unit) and the market value of the Deposit Securities or Deposit Cash, as applicable. If the Cash Component is a positive number (i.e., the NAV per Creation Unit exceeds the value of the Deposit Securities or Deposit Cash, as applicable), the Cash Component shall be such positive amount. If the Cash Component is a negative number (i.e., the NAV per Creation Unit is less than the value of the Deposit Securities or Deposit Cash, as applicable), the Cash Component shall be such negative amount and the creator will be entitled to receive cash in an amount equal to the Cash Component. The Cash Component serves the function of compensating for any differences between the NAV per Creation Unit and the market value of the Deposit Securities or Deposit Cash, as applicable. Computation of the Cash Component excludes any stamp duty or other similar fees and expenses payable upon transfer of beneficial ownership of the Deposit Securities, if applicable, which shall be the sole responsibility of the Authorized Participant (as defined below).
The Funds, through NSCC, makes available on each Business Day, prior to the opening of business on the Exchange (currently, 9:30 a.m., Eastern Time), the list of the names and the required number of Shares of each Deposit Security or the required amount of Deposit Cash, as applicable, to be included in the current Fund Deposit (based on information at the end of the previous Business Day) for a Fund. Such Fund Deposit is subject to any applicable adjustments as described below, to effect purchases of Creation Units of a Fund until such time as the next-announced composition of the Deposit Securities or the required amount of Deposit Cash, as applicable, is made available.
The identity and number of Shares of the Deposit Securities or the amount of Deposit Cash, as applicable, required for a Fund Deposit for a Fund may be changed from time to time by the Adviser, in accordance with the Basket Procedures, with a view to the investment objective of such Fund. Information regarding the Fund Deposit necessary for the purchase of a Creation Unit is made available to Authorized Participants and other market participants seeking to transact in Creation Unit aggregations. The composition of the Deposit Securities also may change in response to portfolio adjustments, interest payments and corporate action events.
The Trust reserves the right to permit or require the substitution of Deposit Cash to replace any Deposit Security, which shall be added to the Cash Component, including, without limitation, in situations where the Deposit Security: (i) may not be available in sufficient quantity for delivery; (ii) may not be eligible for transfer through the systems of DTC for corporate securities and municipal securities; (iii) may not be eligible for trading by an Authorized Participant or the investor for which it is acting; (iv) would be restricted under the securities laws or where the delivery of the Deposit Security to the Authorized Participant would result in the disposition of the Deposit Security by the Authorized Participant becoming restricted under the securities laws; or (v) in certain other situations (collectively, “custom orders”). The Trust also reserves the right to permit or require the substitution of Deposit Securities in lieu of Deposit Cash.
Cash Purchase. The Trust may at its discretion permit full or partial cash purchases of Creation Units of a Fund. When full or partial cash purchases of Creation Units are available or specified for a Fund, they will be effected in essentially the same manner as in-kind purchases thereof. In the case of a full or partial cash purchase, the Authorized Participant must pay the cash equivalent of the Deposit Securities it would otherwise be required to provide through an in-kind purchase, plus the same Cash Component required to be paid by an in-kind purchaser together with a creation transaction fee and non-standard charges, as may be applicable.
Procedures for Purchase of Creation Units. To be eligible to place orders with the Distributor to purchase a Creation Unit of a Fund, an entity must be (i) a “Participating Party” (i.e., a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the NSCC (the “Clearing Process”)), a clearing agency that is registered with the SEC; or (ii) a DTC Participant (see “Book Entry Only System”). In addition, each Participating Party or DTC Participant (each, an “Authorized Participant”) must execute a Participant Agreement that has been agreed to by the Distributor, and that has been accepted by the Transfer Agent, with respect to purchases and redemptions of Creation Units. Each Authorized Participant will agree, pursuant to the terms of a Participant Agreement, on behalf of itself or any investor on whose behalf it will act, to certain conditions, including that it will pay to the Trust, an amount of cash sufficient to pay the Cash Component together with the creation transaction fee (described below), if applicable, and any other applicable fees and taxes.
All orders to purchase Shares directly from a Fund, including custom orders, must be placed for one or more Creation Units and in the manner and by the time set forth in the Participant Agreement and/or applicable order form. With respect to the Funds, the order cut-off time for orders to purchase Creation Units is 3:00 p.m. Eastern Time. Such time may be modified by each Fund from time-to-time by amendment to the Participant Agreement and/or applicable order form. The date on which an order to purchase Creation Units (or an order to redeem Creation Units, as set forth below) is received and accepted is referred to as the “Order Placement Date.”
An Authorized Participant may require an investor to make certain representations or enter into agreements with respect to the order (e.g., to provide for payments of cash, when required). Investors should be aware that their particular broker may not have executed a Participant Agreement and that, therefore, orders to purchase Shares directly from a Fund in Creation Units have to be placed by the investor’s broker through an Authorized Participant that has executed a Participant Agreement. In such cases there may be additional charges to such investor. At any given time, there may be only a limited number of broker-dealers that have executed a Participant Agreement and only a small number of such Authorized Participants may have international capabilities.
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On days when the Exchange closes earlier than normal, the Funds may require orders to create Creation Units to be placed earlier in the day. In addition, if a market or markets on which a Fund’s investments are primarily traded is closed, such Fund also will generally not accept orders on such day(s). Orders must be transmitted by an Authorized Participant by telephone or other transmission method acceptable to the Transfer Agent pursuant to procedures set forth in the Participant Agreement. On behalf of the Funds, the Transfer Agent will notify the Custodian of such order. The Custodian will then provide such information to the appropriate local sub-custodian(s). Those placing orders through an Authorized Participant should allow sufficient time to permit proper submission of the purchase order to the Transfer Agent by the cut-off time on such Business Day. Economic or market disruptions or changes, or telephone or other communication failure may impede the ability to reach the Transfer Agent or an Authorized Participant.
Fund Deposits must be delivered by an Authorized Participant through the Federal Reserve System (for cash) or through DTC (for corporate securities), through a sub-custody agent (for foreign securities) and/or through such other arrangements allowed by the Trust or its agents. With respect to foreign Deposit Securities, the Custodian shall cause the sub-custodian of the applicable Fund to maintain an account into which the Authorized Participant shall deliver, on behalf of itself or the party on whose behalf it is acting, such Deposit Securities (or Deposit Cash for all or a part of such securities, as permitted or required), with any appropriate adjustments as advised by the Trust. Foreign Deposit Securities must be delivered to an account maintained at the applicable local sub-custodian. A Fund Deposit transfer must be ordered by the Authorized Participant in a timely fashion to ensure the delivery of the requisite number of Deposit Securities or Deposit Cash, as applicable, to the account of the applicable Fund or its agents by no later than 4:00 p.m. Eastern Time (or such other time as specified by the Trust) on the Settlement Date. If a Fund or its agents do not receive all of the Deposit Securities, or the required Deposit Cash in lieu thereof, by such time, then the order may be deemed rejected and the Authorized Participant shall be liable to such Fund for losses, if any, resulting therefrom. The “Settlement Date” for a Fund is generally the next Business Day after the Order Placement Date. All questions as to the number of Deposit Securities or Deposit Cash to be delivered, as applicable, and the validity, form and eligibility (including time of receipt) for the deposit of any tendered securities or cash, as applicable, will be determined by the Trust, whose determination shall be final and binding. The amount of cash represented by the Cash Component must be transferred directly to the Custodian through the Federal Reserve Bank wire transfer system in a timely manner to be received by the Custodian no later than the Settlement Date. If the Cash Component and the Deposit Securities or Deposit Cash, as applicable, are not received by the Custodian in a timely manner by the Settlement Date, the creation order may be cancelled. Upon written notice to the Transfer Agent, such canceled order may be resubmitted the following Business Day using a Fund Deposit as newly constituted to reflect the then current NAV of the applicable Fund.
The order shall be deemed to be received on the Business Day on which the order is placed provided that the order is placed in proper form prior to the applicable cut-off time and the federal funds in the appropriate amount are deposited with the Custodian on the Settlement Date. If the order is not placed in proper form as required, or federal funds in the appropriate amount are not received on the Settlement Date, then the order may be deemed to be rejected and the Authorized Participant shall be liable to the applicable Fund for losses, if any, resulting therefrom. A creation request is in “proper form” if all procedures set forth in the Participant Agreement and this SAI are properly followed.
Issuance of a Creation Unit. Except as provided in this SAI, Creation Units will not be issued until the transfer of good title to the Trust of the Deposit Securities or payment of Deposit Cash, as applicable, and the payment of the Cash Component have been completed. When the sub-custodian has confirmed to the Custodian that the required Deposit Securities (or the cash value thereof) have been delivered to the account of the relevant sub-custodian or sub-custodians, the Distributor and the Adviser shall be notified of such delivery, and the Trust will issue and cause the delivery of the Creation Units. The delivery of Creation Units so created generally will occur no later than the first Business Day following the day on which the purchase order is deemed received by the Transfer Agent. The Authorized Participant shall be liable to the applicable Fund for losses, if any, resulting from unsettled orders.
In instances where the Trust accepts Deposit Securities for the purchase of a Creation Unit, the Creation Units may be purchased in advance of receipt by the Trust of all or a portion of the applicable Deposit Securities as described below. In these circumstances, the initial deposit will have a value greater than the NAV of Shares on the date the order is placed in proper form since, in addition to available Deposit Securities, cash must be deposited in an amount equal to the sum of (i) the Cash Component, plus (ii) an additional amount of cash equal to a percentage of the value as set forth in the Participant Agreement, of the undelivered Deposit Securities (the “Additional Cash Deposit”), which shall be maintained in a separate non-interest bearing collateral account. The Authorized Participant must deposit with the Custodian the Additional Cash Deposit, as applicable, by 4:00 p.m. Eastern Time (or such other time as specified by the Trust) on the Settlement Date. If a Fund or its agents do not receive the Additional Cash Deposit in the appropriate amount, by such time, then the order may be deemed rejected and the Authorized Participant shall be liable to the applicable Fund for losses, if any, resulting therefrom. An additional amount of cash shall be required to be deposited with the Trust, pending delivery of the missing Deposit Securities to the extent necessary to maintain the Additional Cash Deposit with the Trust in an amount at least equal to the applicable percentage, as set forth in the Participant Agreement, of the daily market value of the missing Deposit Securities. The Participant Agreement will permit the Trust to buy the missing Deposit Securities at any time. Authorized Participants will be liable to the Trust for the costs incurred by the Trust in connection with any such purchases. These costs will be deemed to include the amount by which the actual purchase price of the Deposit Securities exceeds the value of such Deposit Securities on the day the purchase order was deemed received by the Transfer Agent plus the brokerage and related transaction costs associated with such purchases. The Trust will return any unused portion of the Additional Cash Deposit once all of the missing Deposit Securities have been properly received by the Custodian or purchased by the Trust and deposited into the Trust. In addition, a transaction fee, as
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described below under “Creation Unit Transaction Fee,” may be charged an additional variable charge also may be applied, as described below. The delivery of Creation Units so created generally will occur no later than the Settlement Date.
Acceptance of Orders of Creation Units. Provided that such action does not result in a suspension of sales of Creation Units in contravention of Rule 6c-11 under the 1940 Act and the SEC’s positions thereunder, the Trust reserves the right to reject an order for Creation Units transmitted in respect of a Fund at its discretion, including, without limitation, if (a) the order is not in proper form or the Fund Deposit delivered does not consist of the securities the Custodian specified; (b) the investor(s), upon obtaining the Shares ordered, would own 80% or more of the currently outstanding Shares of the Fund; (c) the Deposit Securities or Deposit Cash, as applicable, delivered by the Authorized Participant are not as disseminated through the facilities of the NSCC for that date by the Custodian; (d) the acceptance of the Fund Deposit would, in the opinion of counsel, be unlawful; (e) the acceptance or receipt of the order for a Creation Unit would, in the opinion of counsel, be unlawful; or (f) in the event that circumstances outside the control of the Trust, the Custodian, the Transfer Agent, the Distributor and/or the Adviser make it for all practical purposes not feasible to process orders for Creation Units. Examples of such circumstances include acts of God or public service or utility problems such as fires, floods, extreme weather conditions and power outages resulting in telephone, telecopy and computer failures; market conditions or activities causing trading halts; systems failures involving computer or other information systems affecting the Trust, the Distributor, the Custodian, the Transfer Agent, DTC, NSCC, Federal Reserve System, or any other participant in the creation process, and other extraordinary events. The Trust or its agents shall communicate to the Authorized Participant its rejection of an order. The Trust, the Transfer Agent, the Custodian and the Distributor are under no duty, however, to give notification of any defects or irregularities in the delivery of Fund Deposits nor shall either of them incur any liability for the failure to give any such notification. The Trust, the Transfer Agent, the Custodian and the Distributor shall not be liable for the rejection of any purchase order for Creation Units. Given the importance of the ongoing issuance of Creation Units to maintaining a market price that is at or close to the underlying NAV of a Fund, the Trust does not intend to suspend the acceptance of orders for Creation Units, unless it believes doing so would be in the best interests of the Fund.
All questions as to the number of shares of each security in the Deposit Securities and the validity form, eligibility and acceptance for deposit of any securities to be delivered shall be determined by the Trust, and the Trust’s determination shall be final and binding.
Creation Unit Transaction Fee. A fixed purchase (i.e., creation) transaction fee, payable to the Funds’ custodian, may be imposed for the transfer and other transaction costs associated with the purchase of Creation Units (“Creation Order Costs”). The standard fixed creation unit transaction fee for each Fund, regardless of the number of Creation Units created in the transaction, can be found in the table below. Each Fund may adjust the standard fixed creation unit transaction fee from time to time. The fixed creation unit transaction fee may be waived on certain orders if the applicable Fund’s custodian has determined to waive some or all of the Creation Order Costs associated with the order or another party, such as the Adviser, has agreed to pay such fee.
In addition, a variable fee, payable to the Funds, of up to the maximum percentage listed in the table below of the value of the Creation Units subject to the transaction may be imposed for cash purchases, non-standard orders, or partial cash purchases of Creation Units. The variable charge is primarily designed to cover additional costs (e.g., brokerage, taxes) involved with buying the securities with cash. Each Fund may determine to not charge a variable fee on certain orders when the Adviser has determined that doing so is in the best interests of Fund shareholders, e.g., for creation orders that facilitate the rebalance of the applicable Fund’s portfolio in a more tax efficient manner than could be achieved without such order.

Fund	Fixed Creation Unit Transaction Fee	Maximum Variable Transaction Fee
Broad Markets ETF	$300	2%
Defensive Sector ETF	$300	2%
Investors who use the services of a broker or other such intermediary may be charged a fee for such services. Investors are responsible for the fixed costs of transferring the Fund Securities from the Trust to their account or on their order.
Risks of Purchasing Creation Units. There are certain legal risks unique to investors purchasing Creation Units directly from a Fund. Because Shares may be issued on an ongoing basis, a “distribution” of Shares could be occurring at any time. Certain activities that a shareholder performs as a dealer could, depending on the circumstances, result in the shareholder being deemed a participant in the distribution in a manner that could render the shareholder a statutory underwriter and subject to the prospectus delivery and liability provisions of the Securities Act. For example, a shareholder could be deemed a statutory underwriter if it purchases Creation Units from a Fund, breaks them down into the constituent Shares, and sells those Shares directly to customers, or if a shareholder chooses to couple the creation of a supply of new Shares with an active selling effort involving solicitation of secondary-market demand for Shares. In such event, any commissions paid to any such broker-dealer or agent and any profit on the resale of the shares purchased by them may be deemed to be underwriting commissions or discounts under the Securities Act. Whether a person is an underwriter depends upon all of the facts and circumstances pertaining to that person’s activities, and the examples mentioned here should not be considered a complete description of all the activities that could cause you to be deemed an underwriter.
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Dealers who are not “underwriters” but are participating in a distribution (as opposed to engaging in ordinary secondary-market transactions), and thus dealing with Shares as part of an “unsold allotment” within the meaning of Section 4(a)(3)(C) of the Securities Act, will be unable to take advantage of the prospectus delivery exemption provided by Section 4(a)(3) of the Securities Act.
Redemption. Shares may be redeemed only in Creation Units at their NAV next determined after receipt of a redemption request in proper form by a Fund through the Transfer Agent and only on a Business Day. EXCEPT UPON LIQUIDATION OF A FUND, THE TRUST WILL NOT REDEEM SHARES IN AMOUNTS LESS THAN CREATION UNITS. Investors must accumulate enough Shares in the secondary market to constitute a Creation Unit in order to have such Shares redeemed by the Trust. There can be no assurance, however, that there will be sufficient liquidity in the public trading market at any time to permit assembly of a Creation Unit. Investors should expect to incur brokerage and other costs in connection with assembling a sufficient number of Shares to constitute a redeemable Creation Unit.
With respect to the Funds, the Custodian, through the NSCC, makes available prior to the opening of business on the Exchange (currently, 9:30 a.m., Eastern Time) on each Business Day, the list of the names and Share quantities of each Fund’s portfolio securities that will be applicable (subject to possible amendment or correction) to redemption requests received in proper form (as defined below) on that day (“Fund Securities”). Fund Securities received on redemption may not be identical to Deposit Securities.
Redemption proceeds for a Creation Unit are paid either in kind or in cash, or a combination thereof, as determined by the Trust in accordance with the Basket Procedures. With respect to in-kind redemptions of a Fund, redemption proceeds for a Creation Unit will consist of Fund Securities—as announced by the Custodian on the Business Day of the request for redemption received in proper form plus cash in an amount equal to the difference between the NAV of Shares being redeemed, as next determined after a receipt of a request in proper form, and the value of the Fund Securities (the “Cash Redemption Amount”), less a fixed redemption transaction fee, as applicable, and additional variable charge as set forth below. In the event that the Fund Securities have a value greater than the NAV of Shares, a compensating cash payment equal to the differential is required to be made by or through an Authorized Participant by the redeeming shareholder. Notwithstanding the foregoing, at the Trust’s discretion, an Authorized Participant may receive the corresponding cash value of the securities in lieu of the in-kind securities value representing one or more Fund Securities.
Cash Redemption. Full or partial cash redemptions of Creation Units will be effected in essentially the same manner as in-kind redemptions thereof. In the case of full or partial cash redemptions, the Authorized Participant receives the cash equivalent of the Fund Securities it would otherwise receive through an in-kind redemption, plus the same Cash Redemption Amount to be paid to an in-kind redeemer.
Redemption Transaction Fee. A fixed redemption transaction fee, payable to the Funds’ custodian, may be imposed for the transfer and other transaction costs associated with the redemption of Creation Units (“Redemption Order Costs”). The standard fixed redemption transaction fee for each Fund, regardless of the number of Creation Units redeemed in the transaction, can be found in the table below. Each Fund may adjust the redemption transaction fee from time to time. The fixed redemption fee may be waived on certain orders if the applicable Fund’s custodian has determined to waive some or all of the Redemption Order Costs associated with the order or another party, such as the Adviser, has agreed to pay such fee.
In addition, a variable fee, payable to the Funds, of up to the maximum percentage listed in the table below of the value of the Creation Units subject to the transaction may be imposed for cash redemptions, non-standard orders, or partial cash redemptions (when cash redemptions are available) of Creation Units. The variable charge is primarily designed to cover additional costs (e.g., brokerage, taxes) involved with selling portfolio securities to satisfy a cash redemption. Each Fund may determine to not charge a variable fee on certain orders when the Adviser has determined that doing so is in the best interests of Fund shareholders, e.g., for redemption orders that facilitate changes to the Funds’ portfolio in a more tax efficient manner than could be achieved without such order.

Fund	Fixed Redemption Transaction Fee	Maximum Variable Transaction Fee
Broad Markets ETF	$300	2%
Defensive Sector ETF	$300	2%
Investors who use the services of a broker or other such intermediary may be charged a fee for such services. Investors are responsible for the fixed costs of transferring the Fund Securities from the Trust to their account or on their order.
Procedures for Redemption of Creation Units. Orders to redeem Creation Units must be submitted in proper form to the Transfer Agent prior to 3:00 p.m. Eastern Time. A redemption request is considered to be in “proper form” if (i) an Authorized Participant has transferred or caused to be transferred to the Trust’s Transfer Agent the Creation Unit(s) being redeemed through the book-entry system of DTC so as to be effective by the time as set forth in the Participant Agreement and (ii) a request in form satisfactory to the Trust is received by the Transfer Agent from the Authorized Participant on behalf of itself or another redeeming investor within the time periods specified in the Participant Agreement. If the Transfer Agent does not receive the investor’s Shares through DTC’s facilities by the times and pursuant to the other terms and conditions set forth in the Participant Agreement, the redemption request shall be rejected.
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The Authorized Participant must transmit the request for redemption, in the form required by the Trust, to the Transfer Agent in accordance with procedures set forth in the Authorized Participant Agreement. Investors should be aware that their particular broker may not have executed an Authorized Participant Agreement, and that, therefore, requests to redeem Creation Units may have to be placed by the investor’s broker through an Authorized Participant who has executed an Authorized Participant Agreement. Investors making a redemption request should be aware that such request must be in the form specified by such Authorized Participant. Investors making a request to redeem Creation Units should allow sufficient time to permit proper submission of the request by an Authorized Participant and transfer of the Shares to the Transfer Agent; such investors should allow for the additional time that may be required to effect redemptions through their banks, brokers or other financial intermediaries if such intermediaries are not Authorized Participants.
Additional Redemption Procedures. In connection with taking delivery of Shares of Fund Securities upon redemption of Creation Units, a redeeming shareholder or Authorized Participant acting on behalf of such shareholder must maintain appropriate custody arrangements with a qualified broker-dealer, bank, or other custody providers in each jurisdiction in which any of the Fund Securities are customarily traded, to which account such Fund Securities will be delivered. Deliveries of redemption proceeds generally will be made within one business day of the trade date.
The Trust may, in its discretion and in accordance with the Basket Procedures, exercise its option to redeem such Shares in cash, and the redeeming investor will be required to receive its redemption proceeds in cash. In addition, an investor may request a redemption in cash that a Fund may, in its sole discretion, permit. In either case, the investor will receive a cash payment equal to the NAV of its Shares based on the NAV of Shares of the applicable Fund next determined after the redemption request is received in proper form (minus a redemption transaction fee, if applicable, and additional charge for requested cash redemptions specified above, to offset the Trust’s brokerage and other transaction costs associated with the disposition of Fund Securities). A Fund also may, in its sole discretion, and in accordance with the Basket Procedures, upon request of a shareholder, provide such redeemer a portfolio of securities that differs from the exact composition of the Fund Securities but does not differ in NAV.
Redemptions of Shares for Fund Securities will be subject to compliance with applicable federal and state securities laws and the Funds (whether or not it otherwise permits cash redemptions) reserves the right to redeem Creation Units for cash to the extent that the Trust could not lawfully deliver specific Fund Securities upon redemptions or could not do so without first registering the Fund Securities under such laws. An Authorized Participant or an investor for which it is acting subject to a legal restriction with respect to a particular security included in the Fund Securities applicable to the redemption of Creation Units may be paid an equivalent amount of cash. The Authorized Participant may request the redeeming investor of the Shares to enter into agreements with respect to such matters as compensating cash payment. Further, an Authorized Participant that is not a “qualified institutional buyer,” (“QIB”) as such term is defined under Rule 144A of the Securities Act, will not be able to receive Fund Securities that are restricted securities eligible for resale under Rule 144A. An Authorized Participant may be required by the Trust to provide a written confirmation with respect to QIB status to receive Fund Securities.
Because the portfolio securities of the Funds may trade on other exchanges on days that the Exchange is closed or are otherwise not Business Days for such Fund, shareholders may not be able to redeem their Shares, or to purchase or sell Shares on the Exchange, on days when the NAV of the applicable Fund could be significantly affecting by events in the relevant foreign markets.
The right of redemption may be suspended or the date of payment postponed with respect to a Fund (1) for any period during which the Exchange is closed (other than customary weekend and holiday closings); (2) for any period during which trading on the Exchange is suspended or restricted; (3) for any period during which an emergency exists as a result of which disposal of the Shares of the applicable Fund or determination of the NAV of the Shares is not reasonably practicable; or (4) in such other circumstance as is permitted by the SEC.
DETERMINATION OF NET ASSET VALUE
NAV per Share for a Fund is computed by dividing the value of the net assets of the applicable Fund (i.e., the value of its total assets less total liabilities) by the total number of Shares outstanding, rounded to the nearest cent. Expenses and fees, including the management fees, are accrued daily and taken into account for purposes of determining NAV. The NAV of each Fund is calculated by Fund Services and determined at the scheduled close of the regular trading session on the NYSE (ordinarily 4:00 p.m., Eastern Time) on each day that the NYSE is open, provided that fixed-income assets may be valued as of the announced closing time for trading in fixed-income instruments on any day that the Securities Industry and Financial Markets Association (“SIFMA”) announces an early closing time.
In calculating each Fund’s NAV per Share, the Fund’s investments are generally valued using market quotations to the extent such market quotations are readily available. If market quotations are not readily available, or are deemed to be unreliable by the Adviser, a Fund will value such investments at fair value, as determined by the Adviser, for purposes of calculating such Fund’s NAV. Pursuant to Rule 2a-5 under the 1940 Act, the Board has designated the Adviser to perform the fair value determinations for each Fund’s portfolio holdings subject to the Board’s oversight. The Adviser has established procedures for its fair valuation of each Fund’s portfolio investments. These procedures address, among other things, determining when market quotations are not readily available or reliable and the methodologies to be used for determining the fair value of investments, as well as the use and oversight of third-party pricing services for fair valuation. The Adviser’s fair value determinations will be carried out in compliance with Rule 2a-5 and based
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on fair value methodologies established and applied by the Adviser and periodically tested to ensure such methodologies are appropriate and accurate with respect to a Fund’s portfolio investments. The Adviser’s fair value methodologies may involve obtaining inputs and prices from third-party pricing services.
When fair value pricing is employed, the prices of securities used by the Funds to calculate their NAV may differ from quoted or published prices for the same securities. Due to the subjective and variable nature of fair value pricing, it is possible that the fair value determined for a particular security may be materially different (higher or lower) from the price of the security quoted or published by others, or the value when trading resumes or is realized upon its sale. There may be multiple methods that can be used to value a portfolio investment when market quotations are not readily available. The value established for any portfolio investment at a point in time might differ from what would be produced using a different methodology or if it had been priced using market quotations.
DIVIDENDS AND DISTRIBUTIONS
The following information supplements and should be read in conjunction with the section in the Prospectus entitled “Dividends, Distributions and Taxes.”
General Policies. Dividends from net investment income, if any, are declared and paid at least annually by each Fund. Distributions of net realized securities gains, if any, generally are declared and paid once a year, but a Fund may make distributions on a more frequent basis to improve index tracking for the Fund, where applicable, or to comply with the distribution requirements of the Code, in all events in a manner consistent with the provisions of the 1940 Act.
Dividends and other distributions on Shares are distributed, as described below, on a pro rata basis to Beneficial Owners of such Shares. Dividend payments are made through DTC Participants and Indirect Participants to Beneficial Owners then of record with proceeds received from the Trust.
Each Fund makes additional distributions to the extent necessary (i) to distribute the entire annual taxable income of the applicable Fund, plus any net capital gains and (ii) to avoid imposition of the excise tax imposed by Section 4982 of the Code. Management of the Trust reserves the right to declare special dividends if, in its reasonable discretion, such action is necessary or advisable to preserve a Fund’s eligibility for treatment as a RIC or to avoid imposition of income or excise taxes on undistributed income.
Dividend Reinvestment Service. The Trust will not make the DTC book-entry dividend reinvestment service available for use by Beneficial Owners for reinvestment of their cash proceeds, but certain individual broker-dealers may make available the DTC book-entry Dividend Reinvestment Service for use by Beneficial Owners of the Funds through DTC Participants for reinvestment of their dividend distributions. Investors should contact their brokers to ascertain the availability and description of these services. Beneficial Owners should be aware that each broker may require investors to adhere to specific procedures and timetables to participate in the dividend reinvestment service and investors should ascertain from their brokers such necessary details. If this service is available and used, dividend distributions of both income and realized gains will be automatically reinvested in additional whole Shares issued by the Trust of the applicable Fund at NAV per Share. Distributions reinvested in additional Shares will nevertheless be taxable to Beneficial Owners acquiring such additional Shares to the same extent as if such distributions had been received in cash.
FEDERAL INCOME TAXES
The following is only a summary of certain important U.S. federal income tax considerations generally affecting a Fund and its shareholders that supplements the discussion in the Prospectus. No attempt is made to present a comprehensive explanation of the federal, state, local or foreign tax treatment of a Fund or its shareholders, and the discussion here and in the Prospectus is not intended to be a substitute for careful tax planning. In particular, it does not address tax consequences to investors subject to special rules, such as investors who hold Shares through individual retirement accounts (“IRAs”), 401(k) plans, or other tax-advantaged accounts.
The following general discussion of certain U.S. federal income tax consequences is based on provisions of the Code and the regulations issued thereunder as in effect on the date of this SAI. New legislation, as well as administrative changes or court decisions, may significantly change the conclusions expressed herein, and may have a retroactive effect with respect to the transactions contemplated herein.
Unless your investment in Shares is made through a tax-exempt entity or tax-deferred retirement account, such as an IRA, you need to be aware of the possible tax consequences when the Fund makes distributions or you sell Shares.
Shareholders are urged to consult their own tax advisors regarding the application of the provisions of tax law described in this SAI in light of the particular tax situations of the shareholders and regarding specific questions as to federal, state, foreign or local taxes.
Taxation of the Funds. Each Fund intends to qualify each year to be treated as a RIC under Subchapter M of the Code. As such, the Funds should not be subject to federal income taxes on their net investment income and capital gains, if any, to the extent that they timely distribute such income and capital gains to their shareholders. To qualify for treatment as a RIC, a Fund must distribute annually to its shareholders at least the sum of 90% of its net investment income (generally including dividends, taxable interest, and the excess of net short-term capital gains over net long-term capital losses, less operating expenses) and at least 90% of its net tax-exempt interest income, if any (the “Distribution Requirement”) and must meet several additional requirements. Among these requirements are the following: (i) at least the sum of 90% of a Fund’s gross income each taxable year must be derived from
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dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income derived with respect to its business of investing in such stock, securities or foreign currencies and net income derived from interests in qualified publicly traded partnerships (the “Qualifying Income Requirement”); and (ii) at the end of each quarter of such Fund’s taxable year, such Fund’s assets must be diversified so that (a) at least 50% of the value of the Fund’s total assets is represented by cash and cash items, U.S. government securities, securities of other RICs, and other securities, with such other securities limited, in respect to any one issuer, to an amount not greater in value than 5% of the value of the Fund’s total assets and to not more than 10% of the outstanding voting securities of such issuer, including the equity securities of a qualified publicly traded partnership, and (b) not more than 25% of the value of its total assets is invested, including through corporations in which the Fund owns a 20% or more voting stock interest, in the securities (other than U.S. government securities or securities of other RICs) of any one issuer, the securities (other than securities of other RICs) of two or more issuers which such Fund controls and which are engaged in the same, similar, or related trades or businesses, or the securities of one or more qualified publicly traded partnerships (the “Diversification Requirement”).
To the extent a Fund makes investments that may generate income that is not qualifying income, including certain derivatives, the Fund will seek to restrict the resulting income from such investments so that such Fund’s non-qualifying income does not exceed 10% of its gross income.
Although the Funds intend to distribute substantially all of their net investment income and may distribute their capital gains for any taxable year, the Funds will be subject to federal income taxation to the extent any such income or gains are not distributed. Each Fund is treated as a separate corporation for federal income tax purposes. A Fund therefore is considered a separate entity in determining its treatment under the rules for RICs described herein, i.e., losses in one Fund do not offset gains in another fund. The requirements (other than certain organizational requirements) for qualifying RIC status are determined at the Fund level rather than at the Trust level.
If a Fund fails to satisfy the Qualifying Income Requirement or the Diversification Requirement in any taxable year, such Fund may be eligible for relief provisions if the failures are due to reasonable cause and not willful neglect and if a penalty tax is paid with respect to each failure to satisfy the applicable requirements. Additionally, relief is provided for certain de minimis failures of the Diversification Requirement where a Fund corrects the failure within a specified period of time. To be eligible for the relief provisions with respect to a failure to meet the Diversification Requirement, a Fund may be required to dispose of certain assets. If these relief provisions were not available to a Fund and it were to fail to qualify for treatment as a RIC for a taxable year, all of its taxable income would be subject to federal income tax at the regular 21% corporate rate without any deduction for distributions to shareholders, and its distributions (including capital gains distributions) generally would be taxable to the shareholders of the applicable Fund as dividends to the extent of the Fund’s current and accumulated earnings and profits, subject to the dividends received deduction for corporate shareholders and the lower tax rates on qualified dividend income received by non-corporate shareholders, subject to certain limitations. To requalify for treatment as a RIC in a subsequent taxable year, a Fund would be required to satisfy the RIC qualification requirements for that year and to distribute any earnings and profits from any year in which the applicable Fund failed to qualify for tax treatment as a RIC. If a Fund failed to qualify as a RIC for a period greater than two taxable years, it would generally be required to pay a Fund-level tax on certain net built-in gains recognized with respect to certain of its assets upon disposition of such assets within five years of qualifying as a RIC in a subsequent year. The Board reserves the right not to maintain the qualification of a Fund for treatment as a RIC if it determines such course of action to be beneficial to shareholders. If a Fund determines that it will not qualify as a RIC, the applicable Fund will establish procedures to reflect the anticipated tax liability in the Fund’s NAV.
A Fund may elect to treat part or all of any “qualified late year loss” as if it had been incurred in the succeeding taxable year in determining such Fund’s taxable income, net capital gain, net short-term capital gain, and earnings and profits. The effect of this election is to treat any such “qualified late year loss” as if it had been incurred in the succeeding taxable year in characterizing Fund distributions for any calendar year. A “qualified late year loss” generally includes net capital loss, net long-term capital loss, or net short-term capital loss incurred after October 31 of the current taxable year (commonly referred to as “post-October losses”) and certain other late-year losses.
Capital losses in excess of capital gains (“net capital losses”) are not permitted to be deducted against a RIC’s net investment income. Instead, for U.S. federal income tax purposes, potentially subject to certain limitations, a Fund may carry a net capital loss from any taxable year forward indefinitely to offset its capital gains, if any, in years following the year of the loss. To the extent subsequent capital gains are offset by such losses, they will not result in U.S. federal income tax liability to the applicable Fund and may not be distributed as capital gains to its shareholders. Generally, a Fund may not carry forward any losses other than net capital losses. The carryover of capital losses may be limited under the general loss limitation rules if a Fund experiences an ownership change as defined in the Code.
At December 31, 2025, the Funds had carryforward losses which will be carried forward indefinitely to offset future realized capital gains as follows:
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Fund	Indefinite Short-Term Capital Loss Carryover	Indefinite Long-Term Capital Loss Carryover	Capital Loss Carryover Utilized
Broad Markets ETF	$—	$—	$—
Defensive Sector ETF	253,086	—	—
A Fund will be subject to a nondeductible 4% federal excise tax on certain undistributed income if it does not distribute to its shareholders in each calendar year an amount at least equal to 98% of its ordinary income for the calendar year plus 98.2% of its capital gain net income for the one-year period ending on October 31 of that year, subject to an increase for any shortfall in the prior year’s distribution. For this purpose, any ordinary income or capital gain net income retained by a Fund and subject to corporate income tax will be considered to have been distributed. The Funds intend to declare and distribute dividends and distributions in the amounts and at the times necessary to avoid the application of the excise tax but can make no assurances that all such tax liability will be eliminated. For example, a Fund may receive delayed or corrected tax reporting statements from its investments that cause such Fund to accrue additional income and gains after such Fund has already made its excise tax distributions for the year. In such a situation, a Fund may incur an excise tax liability resulting from such delayed receipt of such tax information statements. In addition, a Fund may in certain circumstances be required to liquidate Fund investments to make sufficient distributions to avoid federal excise tax liability at a time when the investment adviser might not otherwise have chosen to do so, and liquidation of investments in such circumstances may affect the ability of the Fund to satisfy the requirement for qualification as a RIC.
If a Fund meets the Distribution Requirement but retains some or all of its income or gains, it will be subject to federal income tax to the extent that any such income or gains are not distributed. A Fund may designate certain amounts retained as undistributed net capital gain in a notice to its shareholders, who (i) will be required to include in income for U.S. federal income tax purposes, as long-term capital gain, their proportionate shares of the undistributed amount so designated, (ii) will be entitled to credit their proportionate shares of the income tax paid by the Fund on that undistributed amount against their federal income tax liabilities and to claim refunds to the extent such credits exceed their tax liabilities, and (iii) will be entitled to increase their tax basis, for federal income tax purposes, in their Shares by an amount equal to the excess of the amount of undistributed net capital gain included in their respective income over their respective income tax credits.
Taxation of Shareholders – Distributions. Each Fund intends to distribute annually to its shareholders substantially all of its investment company taxable income (computed without regard to the deduction for dividends paid), its net tax-exempt income, if any, and any net capital gain (net recognized long-term capital gains in excess of net recognized short-term capital losses, taking into account any capital loss carryforwards). The distribution of investment company taxable income (as so computed) and net realized capital gain will be taxable to Fund shareholders regardless of whether the shareholder receives these distributions in cash or reinvests them in additional Shares.
Each Fund (or your broker) will report to shareholders annually the amounts of dividends paid from ordinary income, the amount of distributions of net capital gain, the portion of dividends which may qualify for the dividends received deduction for corporations, and the portion of dividends which may qualify for treatment as qualified dividend income, which, subject to certain limitations and requirements, is taxable to non-corporate shareholders at rates of up to 20%.
Qualified dividend income includes, in general, subject to certain holding period and other requirements, dividend income from taxable domestic corporations and certain foreign corporations. Subject to certain limitations, eligible foreign corporations include those incorporated in possessions of the United States, those incorporated in certain countries with comprehensive tax treaties with the United States, and other foreign corporations if the stock with respect to which the dividends are paid is readily tradable on an established securities market in the United States. Fund dividends will not be treated as qualified dividend income if a Fund does not meet holding period and other requirements with respect to dividend paying stocks in its portfolio, and the shareholder does not meet holding period and other requirements with respect to the Shares on which the dividends were paid. Dividends received by a Fund from an underlying fund taxable as a RIC or from a REIT may be treated as qualified dividend income generally only to the extent so reported by such underlying fund or REIT. If 95% or more of a Fund’s gross income (calculated without taking into account net capital gain derived from sales or other dispositions of stock or securities) consists of qualified dividend income, the Fund may report all distributions of such income as qualified dividend income. A Fund’s investment strategy may limit its ability to distribute dividends eligible to be treated as qualified dividend income.
Distributions by a Fund of its net short-term capital gains will be taxable as ordinary income. Distributions from a Fund’s net capital gain will be taxable to shareholders at long-term capital gains rates, regardless of how long shareholders have held their Shares. Distributions may be subject to state and local taxes.
In the case of corporate shareholders, certain dividends received by a Fund from U.S. corporations (generally, dividends received by the Fund in respect of any share of stock (1) with a tax holding period of at least 46 days during the 91-day period beginning on the date that is 45 days before the date on which the stock becomes ex-dividend as to that dividend and (2) that is held in an unleveraged position) and distributed and appropriately so reported by the Fund may be eligible for the 50% dividends received deduction. Certain preferred stock must have a holding period of at least 91 days during the 181-day period beginning on the date that is 90 days before the date on which the stock becomes ex-dividend as to that dividend to be eligible. Capital gain dividends distributed to a Fund from
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other RICs, and dividends distributed to a Fund from REITs are generally not eligible for the dividends received deduction. To qualify for the deduction, corporate shareholders must meet the minimum holding period requirement stated above with respect to their Shares, taking into account any holding period reductions from certain hedging or other transactions or positions that diminish their risk of loss with respect to their Shares, and, if they borrow to acquire or otherwise incur debt attributable to Shares, they may be denied a portion of the dividends received deduction with respect to those Shares. A Fund’s investment strategy may limit its ability to distribute dividends eligible for the dividends received deduction.
A RIC that receives business interest income may pass through its net business interest income for purposes of the tax rules applicable to the interest expense limitations under Section 163(j) of the Code. A RIC’s total “Section 163(j) Interest Dividend” for a tax year is limited to the excess of the RIC’s business interest income over the sum of its business interest expense and its other deductions properly allocable to its business interest income. A RIC may, in its discretion, designate all or a portion of ordinary dividends as Section 163(j) Interest Dividends, which would allow the recipient shareholder to treat the designated portion of such dividends as interest income for purposes of determining such shareholder’s interest expense deduction limitation under Section 163(j) of the Code. This can potentially increase the amount of a shareholder’s interest expense deductible under Section 163(j) of the Code. In general, to be eligible to treat a Section 163(j) Interest Dividend as interest income, you must have held your shares in a Fund for more than 180 days during the 361-day period beginning on the date that is 180 days before the date on which the share becomes ex-dividend with respect to such dividend. Section 163(j) Interest Dividends, if so designated by a Fund, will be reported to your financial intermediary or otherwise in accordance with the requirements specified by the Internal Revenue Service (“IRS”).
Although dividends generally will be treated as distributed when paid, any dividend declared by a Fund in October, November or December and payable to shareholders of record in such a month that is paid during the following January will be treated for U.S. federal income tax purposes as received by shareholders on December 31 of the calendar year in which it was declared.
Shareholders who have not held Shares for a full year should be aware that a Fund may report and distribute, as ordinary dividends or capital gain dividends, a percentage of income that is not equal to the percentage of a Fund’s ordinary income or net capital gain, respectively, actually earned during the applicable shareholder’s period of investment in the Fund. A taxable shareholder should note that if it purchases shares just before a distribution, the purchase price would reflect the amount of the upcoming distribution. In this case, the shareholder would be taxed on the entire amount of the distribution received, even though, as an economic matter, the distribution simply constitutes a return of its investment. This is known as “buying a dividend” and should generally be avoided by taxable investors.
To the extent that a Fund makes a distribution of income received by such Fund in lieu of dividends (a “substitute payment”) with respect to securities on loan pursuant to a securities lending transaction, such income will not constitute qualified dividend income to individual shareholders and will not be eligible for the dividends received deduction for corporate shareholders.
If a Fund’s distributions exceed its current and accumulated earnings and profits for the taxable year (as calculated for federal income tax purposes), all or a portion of the distributions made for the taxable year may be recharacterized as a return of capital to shareholders. A return of capital distribution will generally not be taxable but will reduce each shareholder’s cost basis in a Fund and result in a higher capital gain or lower capital loss when the Shares on which the distribution was received are sold. After a shareholder’s basis in the Shares has been reduced to zero, distributions in excess of earnings and profits will be treated as gain from the sale of the shareholder’s Shares.
Taxation of Shareholders – Sale or Exchange of Shares. A sale or exchange of Shares may give rise to a gain or loss for federal and state income tax purposes. Assuming a shareholder holds Shares as a capital asset, any gain or loss realized upon a taxable disposition of Shares will be treated as long-term capital gain or loss if Shares have been held for more than 12 months. Otherwise, the gain or loss on the taxable disposition of Shares will generally be treated as short-term capital gain or loss. Any loss realized upon a taxable disposition of Shares held for six months or less will be treated as long-term capital loss, rather than short-term capital loss, to the extent of any amounts treated as distributions to the shareholder of long-term capital gain (including any amounts credited to the shareholder as undistributed capital gains). All or a portion of any loss realized upon a taxable disposition of Shares may be disallowed if substantially identical Shares of a Fund are acquired (through the reinvestment of dividends or otherwise) within a 61-day period beginning 30 days before and ending 30 days after the disposition. In such a case, the basis of the newly acquired Shares will be adjusted to reflect the disallowed loss.
The cost basis of Shares acquired by purchase will generally be based on the amount paid for Shares and then may be subsequently adjusted for other applicable transactions as required by the Code. The difference between the selling price and the cost basis of Shares generally determines the amount of the capital gain or loss realized on the sale or exchange of Shares. Contact the broker through whom you purchased your Shares to obtain information with respect to the available cost basis reporting methods and elections for your account.
An Authorized Participant who exchanges securities for Creation Units generally will recognize a gain or a loss. The gain or loss will be equal to the difference between the market value of the Creation Units at the time and the sum of the exchanger’s aggregate basis in the securities surrendered plus the amount of cash paid for such Creation Units. The ability of Authorized Participants to receive a full or partial cash redemption of Creation Units of a Fund may limit the tax efficiency of the Fund. An Authorized Participant who redeems Creation Units will generally recognize a gain or loss equal to the difference between the exchanger’s basis in the Creation
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Units and the sum of the aggregate market value of any securities received plus the amount of any cash received for such Creation Units. The IRS, however, may assert that a loss realized upon an exchange of securities for Creation Units cannot currently be deducted, under the rules governing “wash sales” (for a person who does not mark-to-market its portfolio) or, on the basis that there has been no significant change in economic position.
Any gain or loss realized upon a creation or redemption of Creation Units will be treated as capital or ordinary gain or loss, depending on the holder’s circumstances.
The Trust, on behalf of the Funds, has the right to reject an order for Creation Units if the purchaser (or a group of purchasers) would, upon obtaining the Creation Units so ordered, own 80% or more of the outstanding Shares and if, pursuant to Section 351 of the Code, a Fund would have a basis in the deposit securities different from the market value of such securities on the date of deposit. The Trust also has the right to require the provision of information necessary to determine beneficial Share ownership for purposes of the 80% determination. If a Fund does issue Creation Units to a purchaser (or a group of purchasers) that would, upon obtaining the Creation Units so ordered, own 80% or more of the outstanding Shares, the purchaser (or a group of purchasers) will not recognize gain or loss upon the exchange of securities for Creation Units.
Authorized Participants purchasing or redeeming Creation Units should consult their own tax advisors with respect to the tax treatment of any creation or redemption transaction and whether the wash sales rule applies and when a loss may be deductible.
Taxation of Shareholders – Net Investment Income Tax. U.S. individuals with adjusted gross income (subject to certain adjustments) exceeding certain threshold amounts ($250,000 if married filing jointly or if considered a “surviving spouse” for federal income tax purposes, $125,000 if married filing separately, and $200,000 in other cases) are subject to a 3.8% tax on all or a portion of their “net investment income,” which includes taxable interest, dividends, and certain capital gains (generally including capital gain distributions and capital gains realized on the sale of Shares). This 3.8% tax also applies to all or a portion of the undistributed net investment income of certain shareholders that are estates and trusts.
Foreign Investments. Dividends and interest received by a Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Tax treaties between certain countries and the United States may reduce or eliminate such taxes. Each Fund does not expect to satisfy the requirements for passing through to its shareholders any share of foreign taxes paid by the Fund, with the result that shareholders will not include such taxes in their gross incomes and will not be entitled to a tax deduction or credit for such taxes on their own tax returns.
If more than 50% of the value of a Fund’s assets at the close of any taxable year consists of stock or securities of foreign corporations, which for this purpose may include obligations of foreign governmental issuers, the Fund may elect, for U.S. federal income tax purposes, to treat any foreign income or withholding taxes paid by the Fund as paid by its shareholders. For any year that a Fund is eligible for and makes such an election, each shareholder of the Fund will be required to include in income an amount equal to his or her allocable share of qualified foreign income taxes paid by the Fund, and shareholders will be entitled, subject to certain holding period requirements and other limitations, to credit their portions of these amounts against their U.S. federal income tax due, if any, or to deduct their portions from their U.S. taxable income, if any. No deductions for foreign taxes paid by a Fund may be claimed, however, by non-corporate shareholders who do not itemize deductions. No deduction for such taxes will be permitted to individuals in computing their alternative minimum tax liability. Shareholders that are not subject to U.S. federal income tax, and those who invest in a Fund through tax-advantaged accounts (including those who invest through IRAs or other tax-advantaged retirement plans), generally will receive no benefit from any tax credit or deduction passed through by the Fund. Foreign taxes paid by a Fund will reduce the return from the Fund’s investments. If a Fund makes the election, the Fund’s shareholders will be notified annually by the Fund (or their broker) of the respective amounts per share of the Fund’s income from sources within, and taxes paid to, foreign countries and U.S. possessions. If a Fund does not hold sufficient foreign securities to meet the above threshold, then shareholders will not be entitled to claim a credit or further deduction with respect to foreign taxes paid by the Fund.
Foreign tax credits, if any, received by a Fund as a result of an investment in another RIC (including an underlying fund which is taxable as a RIC) will not be passed through to you unless the Fund qualifies as a “qualified fund of funds” under the Code. If a Fund is a “qualified fund of funds” it will be eligible to file an election with the IRS that will enable the Fund to pass along these foreign tax credits to its shareholders. A Fund will be treated as a “qualified fund of funds” under the Code if at least 50% of the value of such Fund’s total assets (at the close of each quarter of the Fund’s taxable year) is represented by interests in other RICs.
To the extent a Fund invests in an underlying fund that indicates that such underlying fund intends to satisfy the tax requirements to be treated as a RIC under the Code, the Fund may be able to receive the benefits of a “qualified fund of funds” as described above. If, however, an underlying fund loses its status as a RIC under the Code, a Fund would no longer be permitted to count its investment in such underlying fund for purposes of satisfying the requirements to be a “qualified fund of funds.” In addition, an underlying fund that loses its status as a RIC would be treated as a regular corporation subject to entity level taxation prior to making any distributions to a Fund which would affect the amount, timing and character of such income distributed by an underlying fund to the Fund.
If a Fund holds shares in a “passive foreign investment company” (“PFIC”), it may be subject to U.S. federal income tax on a portion of any “excess distribution” or gain from the disposition of such shares even if such income is distributed as a taxable dividend by the
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Fund to its shareholders. Additional charges in the nature of interest may be imposed on a Fund in respect of deferred taxes arising from such distributions or gains.
Each Fund may be eligible to treat a PFIC as a “qualified electing fund” (“QEF”) under the Code in which case, in lieu of the foregoing requirements, the Fund will be required to include in income each year a portion of the ordinary earnings and net capital gains of the QEF, even if not distributed to the Fund, and such amounts will be subject to the 90% and excise tax distribution requirements described above. In order to make this election, a Fund would be required to obtain certain annual information from the PFICs in which it invests, which may be difficult or impossible to obtain. Alternatively, a Fund may make a mark-to-market election that will result in such Fund being treated as if it had sold and repurchased its PFIC stock at the end of each year. In such case, a Fund would report any gains resulting from such deemed sales as ordinary income and would deduct any losses resulting from such deemed sales as ordinary losses to the extent of previously recognized gains. The election must be made separately for each PFIC owned by a Fund and, once made, is effective for all subsequent taxable years, unless revoked with the consent of the IRS. By making the election, a Fund could potentially ameliorate the adverse tax consequences with respect to its ownership of shares in a PFIC, but in any particular year may be required to recognize income in excess of the distributions it receives from PFICs and its proceeds from dispositions of PFIC stock. A Fund may have to distribute this excess income to satisfy the 90% distribution requirement and to avoid imposition of the 4% excise tax. In order to distribute this income and avoid a tax at the fund level, a Fund might be required to liquidate portfolio securities that it might otherwise have continued to hold, potentially resulting in additional taxable gain or loss. Each Fund intends to make the appropriate tax elections, if possible, and take any additional steps that are necessary to mitigate the effect of these rules. Amounts included in income each year by a Fund arising from a QEF election, will be “qualifying income” under the Qualifying Income Requirement (as described above) even if not distributed to such Fund, if such Fund derives such income from its business of investing in stock, securities or currencies.
Under Section 988 of the Code, gains or losses attributable to fluctuations in exchange rates which occur between the time a Fund accrues income or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such income or receivables or pays such expenses or liabilities generally are treated as ordinary income or loss. Similarly, on disposition of debt securities denominated in a foreign currency and on disposition of certain other financial instruments (such as forward currency contracts and currency swaps), gains or losses attributable to fluctuations in the value of the foreign currency between the date of acquisition of the security or contract and the date of settlement or disposition also are treated as ordinary gain or loss. The gains and losses may increase or decrease the amount of a Fund’s income to be distributed to its shareholders as ordinary income. Each Fund may elect out of the application of Section 988 of the Code with respect to the tax treatment of each of its foreign currency forward contracts to the extent that (i) such contract is a capital asset in the hands of the Fund and is not part of a straddle transaction and (ii) the Fund makes an election by the close of the day the contract is entered into to treat the gain or loss attributable to such contract as capital gain or loss.
The U.S. Treasury Department has authority to issue regulations that would exclude foreign currency gains from the Qualifying Income Requirement described above if such gains are not directly related to a Fund’s business of investing in stock or securities (or options and futures with respect to stock or securities). Accordingly, regulations may be issued in the future that could treat some or all of a Fund’s non-U.S. currency gains as non-qualifying income, thereby potentially jeopardizing the Fund’s status as a RIC for all years to which the regulations are applicable.
Tax Treatment of Complex Securities. Certain of a Fund’s investments may be subject to complex provisions of the Code (including provisions relating to hedging transactions, straddles, integrated transactions, foreign currency contracts, forward foreign currency contracts, and notional principal contracts) that, among other things, may affect a Fund’s ability to qualify as a RIC, may affect the character of gains and losses realized by the applicable Fund (e.g., may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the applicable Fund and defer losses. To the extent a Fund invests in an underlying fund that is taxable as a RIC, the following discussion regarding the tax treatment of complex securities will also apply to the underlying funds that also invest in such complex securities. These rules could therefore affect the character, amount and timing of distributions to shareholders. These provisions also may require a Fund to mark-to-market certain types of positions in its portfolio (i.e., treat them as if they were closed out) which may cause a Fund to recognize income without the applicable Fund receiving cash with which to make distributions in amounts sufficient to enable the applicable Fund to satisfy the RIC distribution requirements for avoiding income and excise taxes. Each Fund intends to monitor its transactions, intends to make appropriate tax elections, and intends to make appropriate entries in its books and records to mitigate the effect of these rules and preserve the applicable Fund’s qualification for treatment as a RIC.
A Fund is required for federal income tax purposes to mark-to-market and recognize as income for each taxable year its net unrealized gains and losses on certain futures and options contracts subject to section 1256 of the Code (“Section 1256 Contracts”) as of the end of the year as well as those actually realized during the year. Gain or loss from Section 1256 Contracts on broad-based indexes required to be marked to market will be 60% long-term and 40% short-term capital gain or loss. Application of this rule may alter the timing and character of distributions to shareholders. A Fund may be required to defer the recognition of losses on Section 1256 Contracts to the extent of any unrecognized gains on offsetting positions held by the applicable Fund. These provisions also may require a Fund to mark-to-market certain types of positions in its portfolio (i.e., treat them as if they were closed out), which may cause the applicable Fund to recognize income without receiving cash with which to make distributions in amounts necessary to
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satisfy the Distribution Requirement and for avoiding the excise tax discussed above. Accordingly, to avoid certain income and excise taxes, a Fund may be required to liquidate its investments at a time when the investment adviser might not otherwise have chosen to do so.
Certain derivative investments by a Fund, such as exchange-traded products and over-the-counter derivatives, may not produce qualifying income for purposes of the Qualifying Income Requirement described above, which must be met in order for a Fund to maintain its status as a RIC under the Code. In addition, the determination of the value and the identity of the issuer of such derivative investments are often unclear for purposes of the Diversification Requirement described above. A Fund intends to carefully monitor such investments to ensure that any non-qualifying income does not exceed permissible limits and to ensure that it is adequately diversified under the Diversification Requirement. A Fund, however, may not be able to accurately predict the non-qualifying income from these investments and there are no assurances that the IRS will agree with a Fund’s determination of the Diversification Requirement with respect to such derivatives. Failure to satisfy the Diversification Requirement might also result from a determination by the IRS that financial instruments in which a Fund invests are not securities.
Certain of a Fund’s investments, such as commodity futures contracts and other commodity-related derivative instruments, may not produce qualifying income to the Fund. To the extent a Fund invests in such investments, the applicable Fund will seek to restrict its income from such instruments that do not generate qualifying income to a maximum of 10% of its gross income (when combined with its other investments that produce non-qualifying income).
In general, gain or loss on a short sale is recognized when a Fund closes the sale by delivering the borrowed property to the lender, not when the borrowed property is sold. Gain or loss from a short sale is generally considered as capital gain or loss to the extent that the property used to close the short sale constitutes a capital asset in the Fund’s hands. Except with respect to certain situations where the property used by a Fund to close a short sale has a long-term holding period on the date of the short sale, special rules generally treat the gains on short sales as short-term capital gains. These rules may also terminate the running of the holding period of “substantially identical property” held by the Fund. Moreover, a loss on a short sale will be treated as a long-term capital loss if, on the date of the short sale, “substantially identical property” has been held by a Fund for more than one year.
Offsetting positions held by a Fund involving certain derivative instruments, such as options, forwards, and futures, as well as its long and short positions in portfolio securities, may be considered to constitute “straddles” for federal income tax purposes. In general, straddles are subject to certain rules that may affect the amount, character and timing of a Fund’s gains and losses with respect to the straddle positions by requiring, among other things, that: (1) any loss realized on disposition of one position of a straddle may not be recognized to the extent that a Fund has unrealized gains with respect to the other positions in the straddle; (2) a Fund’s holding period in straddle positions be suspended while the straddle exists (possibly resulting in a gain being treated as short-term rather than long-term capital gain); (3) the losses recognized with respect to certain straddle positions that are part of a mixed straddle and are non-Section 1256 Contracts be treated as 60% long-term and 40% short-term capital loss; (4) losses recognized with respect to certain straddle positions that would otherwise constitute short-term capital losses be treated as long-term capital losses; and (5) the deduction of interest and carrying charges attributable to certain straddle positions may be deferred. Various elections are available to a Fund, which may mitigate the effects of the straddle rules, particularly with respect to mixed straddles.
In general, the straddle rules described above do not apply to any straddles held by a Fund if all of the offsetting positions consist of Section 1256 Contracts. The straddle rules described above also do not apply if all the offsetting positions making up a straddle consist of one or more “qualified covered call options” and the stock to be purchased under the options and the straddle is not part of a larger straddle. A qualified covered call option is generally any option granted by a Fund to purchase stock it holds (or stock it acquires in connection with granting the option) if, among other things, (1) the option is traded on a national securities exchange that is registered with the SEC or other market the IRS determined has rules adequate to carry out the purposes of the applicable Code provision, (2) the option is granted more than 30 days before it expires, (3) the option is not a “deep-in-the-money option,” (4) such option is not granted by an options dealer in connection with the dealer’s activity of dealing in options, and (5) gain or loss with respect to the option is not ordinary income or loss. In addition, the straddle rules could cause distributions from a Fund that would otherwise constitute “qualified dividend income” or qualify for the dividends received deduction to fail to satisfy the applicable holding period requirements.
To the extent a Fund writes options that are not Section 1256 Contracts, the amount of the premium received by the applicable Fund for writing such options is likely to be entirely short-term capital gain to the Fund. In addition, if such an option is closed by a Fund, any gain or loss realized by the applicable Fund as a result of closing the transaction will also generally be short-term capital gain or loss. If such an option is exercised any gain or loss realized by a Fund upon the sale of the underlying security pursuant to such exercise will generally be short-term or long-term capital gain or loss to the applicable Fund depending on the Fund’s holding period for the underlying security.
If a Fund enters into a “constructive sale” of any appreciated financial position in its portfolio, the applicable Fund will be treated as if it had sold and immediately repurchased the property and must recognize gain (but not loss) with respect to that position. A constructive sale of an appreciated financial position occurs when a Fund enters into certain offsetting transactions with respect to the same or substantially identical property, including, but not limited to: (i) a short sale; (ii) an offsetting notional principal contract; (iii) a futures or forward contract; or (iv) other transactions identified in future Treasury Regulations. The character of the gain from
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constructive sales will depend upon a Fund’s holding period in the appreciated financial position. Losses realized from a sale of a position that was previously the subject of a constructive sale will be recognized when the position is subsequently disposed of. The character of such losses will depend upon a Fund’s holding period in the position beginning with the date the constructive sale was deemed to have occurred and the application of various loss deferral provisions in the Code. Constructive sale treatment does not apply to certain closed transactions, including if such a transaction is closed on or before the 30th day after the close of a Fund’s taxable year and the applicable Fund holds the appreciated financial position unhedged throughout the 60-day period beginning with the day such transaction was closed.
With respect to investments in STRIPS and other zero-coupon securities which are sold at original issue discount (“OID”) and thus do not make periodic cash interest payments, a Fund will be required to include as part of its current income the imputed interest on such obligations even though the Fund has not received any interest payments on such obligations during that period. Because each Fund intends to distribute all of its net investment income to its shareholders, a Fund may have to sell Fund securities to distribute such imputed income which may occur at a time when the Adviser would not have chosen to sell such securities and which may result in taxable gain or loss.
Any market discount recognized on a bond is taxable as ordinary income. A market discount bond is a bond acquired in the secondary market at a price below redemption value or adjusted issue price if issued with OID. Absent an election by a Fund to include the market discount in income as it accrues, gain on a Fund’s disposition of such an obligation will be treated as ordinary income rather than capital gain to the extent of the accrued market discount.
Investments in debt obligations that are at risk of or in default present special tax issues for a Fund. Tax rules are not entirely clear about issues such as when a Fund may cease to accrue interest, OID or market discount, whether or to what extent a Fund should recognize market discount on a debt obligation, when and to what extent a Fund may take deductions for bad debts or worthless securities and how a Fund should allocate payments received on obligations in default between principal and income. These and other related issues will be addressed by a Fund when, as, and if it invests in such securities, in order to seek to ensure that it distributes sufficient income to preserve its status as a RIC and does not become subject to U.S. federal income or excise tax.
A Fund may invest in inflation-linked debt securities. Any increase in the principal amount of an inflation-linked debt security will be original interest discount, which is taxable as ordinary income and is required to be distributed, even though a Fund will not receive the principal, including any increase thereto, until maturity. As noted above, if a Fund invests in such securities, it may be required to liquidate other investments, including at times when it is not advantageous to do so, in order to satisfy its distribution requirements and to eliminate any possible taxation at a Fund level.
A Fund may invest in U.S. REITs. Investments in REIT equity securities may require a Fund to accrue and distribute income not yet received. To generate sufficient cash to make the requisite distributions, a Fund may be required to sell securities in its portfolio (including when it is not advantageous to do so) that it otherwise would have continued to hold. A Fund’s investments in REIT equity securities may at other times result in the Fund’s receipt of cash in excess of the REIT’s earnings; if the Fund distributes these amounts, these distributions could constitute a return of capital to such Fund’s shareholders for federal income tax purposes. Dividends paid by a REIT, other than capital gain distributions, will be taxable as ordinary income up to the amount of the REIT’s current and accumulated earnings and profits. Capital gain dividends paid by a REIT to a Fund will be treated as long-term capital gains by the Fund and, in turn, may be distributed by the Fund to its shareholders as a capital gain distribution. Dividends received by a Fund from a REIT generally will not constitute qualified dividend income or qualify for the dividends received deduction. If a REIT is operated in a manner such that it fails to qualify as a REIT, an investment in the REIT would become subject to double taxation, meaning the taxable income of the REIT would be subject to federal income tax at the regular corporate rate without any deduction for dividends paid to shareholders and the dividends would be taxable to shareholders as ordinary income (or possibly as qualified dividend income) to the extent of the REIT’s current and accumulated earnings and profits.
U.S. REITs in which a Fund invests often do not provide complete and final tax information to the Fund until after the time that the Fund issues a tax reporting statement. As a result, a Fund may at times find it necessary to reclassify the amount and character of its distributions to you after it issues your tax reporting statement. When such reclassification is necessary, you will be sent a corrected, final Form 1099-DIV to reflect the reclassified information. If you receive a corrected Form 1099-DIV, use the information on this corrected form, and not the information on the previously issued tax reporting statement, in completing your tax returns.
“Qualified REIT dividends” (i.e., ordinary REIT dividends other than capital gain dividends and portions of REIT dividends designated are qualified dividend income eligible for capital gain tax rates) are eligible for a 20% deduction by non-corporate taxpayers. This deduction, if allowed in full, equates to a maximum effective tax rate of 29.6% (37% top rate applied to income after 20% deduction). Distributions by the Fund to its shareholders that are attributable to qualified REIT dividends received by such Fund and which such Fund properly reports as “Section 199A dividends,” are treated as “qualified REIT dividends” in the hands of non-corporate shareholders. A Section 199A dividend is treated as a qualified REIT dividend only if the shareholder receiving such dividend holds the dividend-paying RIC shares for at least 46 days of the 91-day period beginning 45 days before the shares become ex-dividend, and is not under an obligation to make related payments with respect to a position in substantially similar or related property. A Fund is permitted to report such part of its dividends as Section 199A dividends as are eligible, but is not required to do so.
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Backup Withholding. Each Fund will be required in certain cases to withhold (as “backup withholding”) on amounts payable to any shareholder who (1) fails to provide a correct taxpayer identification number certified under penalty of perjury; (2) is subject to backup withholding by the IRS for failure to properly report all payments of interest or dividends; (3) fails to provide a certified statement that he or she is not subject to “backup withholding”; or (4) fails to provide a certified statement that he or she is a U.S. person (including a U.S. resident alien). The backup withholding rate is currently 24%. Backup withholding is not an additional tax and any amounts withheld may be credited against the shareholder’s ultimate U.S. tax liability. Backup withholding will not be applied to payments that have been subject to the 30% withholding tax on shareholders who are neither citizens nor permanent residents of the U.S.
Non-U.S. Shareholders. Any non-U.S. investors in a Fund may be subject to U.S. withholding and estate tax and are encouraged to consult their tax advisors prior to investing in the Fund. Foreign shareholders (i.e., nonresident alien individuals and foreign corporations, partnerships, trusts and estates) are generally subject to U.S. withholding tax at the rate of 30% (or a lower tax treaty rate) on distributions derived from taxable ordinary income. Each Fund may, under certain circumstances, report all or a portion of a dividend as an “interest-related dividend” or a “short-term capital gain dividend,” which would generally be exempt from this 30% U.S. withholding tax, provided certain other requirements are met. Short-term capital gain dividends received by a nonresident alien individual who is present in the U.S. for a period or periods aggregating 183 days or more during the taxable year are not exempt from this 30% withholding tax. Gains realized by foreign shareholders from the sale or other disposition of Shares of a Fund generally are not subject to U.S. taxation, unless the recipient is an individual who is physically present in the U.S. for 183 days or more per year. Foreign shareholders who fail to provide an applicable IRS form may be subject to backup withholding on certain payments from a Fund. Backup withholding will not be applied to payments that are subject to the 30% (or lower applicable treaty rate) withholding tax described in this paragraph. Different tax consequences may result if the foreign shareholder is engaged in a trade or business within the United States. In addition, the tax consequences to a foreign shareholder entitled to claim the benefits of a tax treaty may be different than those described above.
Under legislation generally known as “FATCA” (the Foreign Account Tax Compliance Act), a Fund is required to withhold 30% of certain ordinary dividends it pays to shareholders that fail to meet prescribed information reporting or certification requirements. In general, no such withholding will be required with respect to a U.S. person or non-U.S. person that timely provides the certifications required by a Fund or its agent on a valid IRS Form W-9 or applicable series of IRS Form W-8, respectively. Shareholders potentially subject to withholding include foreign financial institutions (“FFIs”), such as non-U.S. investment funds, and non-financial foreign entities (“NFFEs”). To avoid withholding under FATCA, an FFI generally must enter into an information sharing agreement with the IRS in which it agrees to report certain identifying information (including name, address, and taxpayer identification number) with respect to its U.S. account holders (which, in the case of an entity shareholder, may include its direct and indirect U.S. owners), and an NFFE generally must identify and provide other required information to a Fund or other withholding agent regarding its U.S. owners, if any. Such non-U.S. shareholders also may fall into certain exempt, excepted or deemed compliant categories as established by regulations and other guidance. A non-U.S. shareholder resident or doing business in a country that has entered into an intergovernmental agreement with the United States to implement FATCA will be exempt from FATCA withholding provided that the shareholder and the applicable foreign government comply with the terms of the agreement.
A non-U.S. entity that invests in a Fund will need to provide the fund with documentation properly certifying the entity’s status under FATCA in order to avoid FATCA withholding. Non-U.S. investors in the Funds should consult their tax advisors in this regard.
Tax-Exempt Shareholders. Certain tax-exempt shareholders, including qualified pension plans, IRAs, salary deferral arrangements, 401(k) plans, and other tax-exempt entities, generally are exempt from federal income taxation except with respect to their unrelated business taxable income (“UBTI”). Tax-exempt entities are not permitted to offset losses from one unrelated trade or business against the income or gain of another unrelated trade or business. Certain net losses incurred prior to January 1, 2018 are permitted to offset gain and income created by an unrelated trade or business, if otherwise available. Under current law, each Fund generally serves to block UBTI from being realized by its tax-exempt shareholders with respect to their shares of Fund income. However, notwithstanding the foregoing, tax-exempt shareholders could realize UBTI by virtue of their investment in a Fund if, for example, (i) the Fund invests in residual interests of Real Estate Mortgage Investment Conduits (“REMICs”), (ii) the Fund invests in a REIT that is a taxable mortgage pool (“TMP”) or that has a subsidiary that is a TMP or that invests in the residual interest of a REMIC, or (iii) Shares constitute debt-financed property in the hands of the tax-exempt shareholders within the meaning of section 514(b) of the Code. Charitable remainder trusts are subject to special rules and should consult their tax advisors. The IRS has issued guidance with respect to these issues and prospective shareholders, especially charitable remainder trusts, are strongly encouraged to consult with their tax advisors regarding these issues.
A Fund’s shares held in a tax-qualified retirement account will generally not be subject to federal taxation on income and capital gains distributions from the Fund until a shareholder begins receiving payments from their retirement account.
Certain Potential Tax Reporting Requirements. Under U.S. Treasury regulations, if a shareholder recognizes a loss on disposition of Shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder (or certain greater amounts over a combination of years), the shareholder must file with the IRS a disclosure statement on IRS Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a RIC are not excepted. Significant penalties may be imposed for the failure to comply with the reporting requirements. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the
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taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.
Other Issues. In those states which have income tax laws, the tax treatment of a Fund and of Fund shareholders with respect to distributions by such Fund may differ from federal tax treatment.
The foregoing discussion is based on U.S. federal tax laws and regulations which are in effect on the date of this SAI. Such laws and regulations may be changed by legislative or administrative action. Shareholders are advised to consult their tax advisors concerning their specific situations and the application of foreign, federal, state, or local taxes.
FINANCIAL STATEMENTS
The Funds’ most recent Form N-CSR for the fiscal period ended December 31, 2025 is a separate document and the financial statements and accompanying notes appearing therein are incorporated by reference into this SAI. You may request a copy of the Funds’ Form N-CSR or Annual Report at no charge by calling 1-800-617-0004, or through the Funds’ website at www.teucrium.com.
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APPENDIX A
Teucrium Investment Advisers, LLC

Proxy Voting Policy

Background

Rule 206(4)-6 of the Advisers Act makes it a fraudulent, deceptive, or manipulative act, practice or course of business within the meaning of section 206(4) of the Act for an investment adviser to exercise voting authority with respect to client securities, unless (i) the adviser has adopted and implemented written policies and procedures that are reasonably designed to ensure that the adviser votes proxies in the best interest of its clients, (ii) the adviser describes its proxy voting procedures to its clients and provides copies on request, and (iii) the adviser discloses to clients how they may obtain information on how the adviser voted their proxies.

Policy

Teucrium has the authority to vote proxies with respect to securities in the Funds and will cast proxy votes in a manner that is consistent with the best interests of the Fund’s shareholders and designed to maximize shareholder value. The Adviser may abstain from voting if it determines that doing so is in the client's best interest or if the vote is deemed immaterial. In general, the Adviser will determine how to vote proxies based on reasonable judgment of the vote most likely to produce favorable financial results for the Funds.
The Funds will generally vote with management recommendations, but all proxies will be evaluated and reviewed for any conflicts of interest and the identification of any say-on-pay votes that must be reported on the Adviser’s N-PX. Any votes against management recommendations will be documented with the rationale of the decision.

Teucrium has engaged Broadridge Proxy Edge to assist with casting votes and recordkeeping. Broadridge will be included in Teucrium’s service provider oversight process and evaluated no less frequently than annually.

Conflicts of Interest

The Adviser will identify and address any conflicts of interest that may arise in the proxy voting process. In cases where a conflict is identified, the Adviser will either disclose the conflict to the client or vote according to a pre-determined policy designed to mitigate the conflict.

Client Requests for Information

Clients may request information regarding how proxies were voted on their behalf. As required, Teucrium will post the Form N-PX on its website and will provide a summary of proxy voting activity upon request and disclose this policy to ETF shareholders as required.

Recordkeeping

Teucrium, in accordance with SEC recordkeeping rules, shall maintain for a period of at least five (5) years from the end of the fiscal year voted: a record of each proxy statement received regarding client securities, records of votes cast on behalf of clients, records of client requests for proxy voting information, a copy of any written response and all documents prepared by Teucrium regarding votes cast in contradiction to the pre-determined benchmark proxy voting guidelines, and all proxy voting policies and procedures and any amendments.

Revised: September 2, 2025
A-1

APPENDIX B
DESCRIPTION OF SECURITIES RATINGS
Short-Term Credit Ratings
An S&P Global Ratings short-term issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). Short-term issue credit ratings are generally assigned to those obligations considered short-term in the relevant market, typically with an original maturity of no more than 365 days. Short-term issue credit ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. The following summarizes the rating categories used by S&P Global Ratings for short-term issues:
“A-1” – A short-term obligation rated “A-1” is rated in the highest category by S&P Global Ratings. The obligor’s capacity to meet its financial commitments on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitments on these obligations is extremely strong.
“A-2” – A short-term obligation rated “A-2” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitments on the obligation is satisfactory.
“A-3” – A short-term obligation rated “A-3” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken an obligor’s capacity to meet its financial commitments on the obligation.
“B” – A short-term obligation rated “B” is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties that could lead to the obligor’s inadequate capacity to meet its financial commitments.
“C” – A short-term obligation rated “C” is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation.
“D” – A short-term obligation rated “D” is in default or in breach of an imputed promise. For non-hybrid capital instruments, the “D” rating category is used when payments on an obligation are not made on the date due, unless S&P Global Ratings believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. A rating on an obligation is lowered to “D” if it is subject to a distressed debt restructuring.
“NR” – This indicates that a rating has not been assigned or is no longer assigned.
Local Currency and Foreign Currency Ratings – S&P Global Ratings’ issuer credit ratings make a distinction between foreign currency ratings and local currency ratings. A foreign currency rating on an issuer can differ from the local currency rating on it when the obligor has a different capacity to meet its obligations denominated in its local currency versus obligations denominated in a foreign currency.
Moody’s Investors Service (“Moody’s”) short-term ratings are forward-looking opinions of the relative credit risks of financial obligations s issued by non-financial corporates, financial institutions, structured finance vehicles, project finance vehicles, and public sector entities. Short-term ratings are assigned to obligations with an original maturity of thirteen months or less and reflect both on the likelihood of a default or impairment on contractual financial obligations and the expected financial loss suffered in the event of default or impairment.
The following summarizes the ratings categories used by Moody’s for short-term issues:
“P-1” – Ratings of Prime-1 reflect a superior ability to repay short-term obligations.
“P-2” – Ratings of Prime-2 reflect a strong ability to repay short-term obligations.
“P-3” – Ratings of Prime-3 reflect an acceptable ability to repay short-term obligations.
“NP” – Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.
Fitch, Inc. / Fitch Ratings Ltd. (“Fitch”) short-term issuer or obligation ratings are based in all cases on the short-term vulnerability to default of the rated entity and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-term deposit ratings may be adjusted for loss severity. Short-term ratings are assigned to obligations whose initial maturity is viewed as “short-term” based on market convention (a long-term rating can also be used to rate an issue with short maturity). Typically, this means a timeframe of up to 13 months for corporate, sovereign, and structured obligations, and up to 36 months for obligations in U.S. public finance markets. The following summarizes the rating categories used by Fitch for short-term obligations:

“F1” – Highest short-term credit quality. Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added ‘+’ to denote any exceptionally strong credit feature.
“F2” – Good short-term credit quality. Good intrinsic capacity for timely payment of financial commitments.
“F3” – Fair short-term credit quality. The intrinsic capacity for timely payment of financial commitments is adequate.
“B” – Speculative short-term credit quality. Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.
“C” – High short-term default risk. Default is a real possibility.
“RD” – Restricted Default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Typically applicable to entity ratings only.
“D” – Default. Indicates a broad-based default event for an entity, or the default of a short-term obligation.
The DBRS, Inc. (“Morningstar DBRS”) short-term debt rating scale provides an opinion on the risk that an issuer will not meet its short-term financial obligations in a timely manner. Ratings are based on quantitative and qualitative considerations relevant to the issuer and the relative ranking of claims. The R-1 and R-2 rating categories are further denoted by the sub-categories “(high)”, “(middle)”, and “(low)”.
The following summarizes the ratings used by Morningstar DBRS for commercial paper and short-term debt:
“R-1 (high)” - Highest credit quality. The capacity for the payment of short-term financial obligations as they fall due is exceptionally high. Unlikely to be adversely affected by future events.
“R-1 (middle)” – Superior credit quality. The capacity for the payment of short-term financial obligations as they fall due is very high. Differs from “R-1 (high)” by a relatively modest degree. Unlikely to be significantly vulnerable to future events.
“R-1 (low)” – Good credit quality. The capacity for the payment of short-term financial obligations as they fall due is substantial. Overall strength is not as favorable as higher rating categories. May be vulnerable to future events, but qualifying negative factors are considered manageable.
“R-2 (high)” – Upper end of adequate credit quality. The capacity for the payment of short-term financial obligations as they fall due is acceptable. May be vulnerable to future events.
“R-2 (middle)” – Adequate credit quality. The capacity for the payment of short- term financial obligations as they fall due is acceptable. May be vulnerable to future events or may be exposed to other factors that could reduce credit quality.
“R-2 (low)” – Lower end of adequate credit quality. The capacity for the payment of short-term financial obligations as they fall due is acceptable. May be vulnerable to future events. A number of challenges are present that could affect the issuer’s ability to meet such obligations.
“R-3” – Lowest end of adequate credit quality. There is a capacity for the payment of short-term financial obligations as they fall due. May be vulnerable to future events and the certainty of meeting such obligations could be impacted by a variety of developments.
“R-4” – Speculative credit quality. The capacity for the payment of short-term financial obligations as they fall due is uncertain.
“R-5” – Highly speculative credit quality. There is a high level of uncertainty as to the capacity to meet short-term financial obligations as they fall due.
“D” – When the issuer has filed under any applicable bankruptcy, insolvency or winding up statute or there is a failure to satisfy an obligation after the exhaustion of grace periods, a downgrade to “D” may occur. Morningstar DBRS may also use “SD” (Selective Default) in cases where only some securities are impacted, such as the case of a distressed exchange.
Long-Term Credit Ratings
An S&P Global Ratings long-term issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). S&P Global Ratings typically assign a long-term issue credit rating to an obligation with an original maturity of greater than 365 days. The following summarizes the ratings used by S&P Global Ratings for long-term issues:
“AAA” – An obligation rated “AAA” has the highest rating assigned by S&P Global Ratings. The obligor’s capacity to meet its financial commitments on the obligation is extremely strong.
“AA” – An obligation rated “AA” differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitments on the obligation is very strong.

“A” – An obligation rated “A” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitments on the obligation is still strong.
“BBB” – An obligation rated “BBB” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken the obligor’s capacity to meet its financial commitments on the obligation.
“BB,” “B,” “CCC,” “CC” and “C” – Obligations rated “BB,” “B,” “CCC,” “CC” and “C” are regarded as having significant speculative characteristics. “BB” indicates the least degree of speculation and “C” the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposure to adverse conditions.
“BB” – An obligation rated “BB” is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to the obligor’s inadequate capacity to meet its financial commitments on the obligation.
“B” – An obligation rated “B” is more vulnerable to nonpayment than obligations rated “BB”, but the obligor currently has the capacity to meet its financial commitments on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitments on the obligation.
“CCC” – An obligation rated “CCC” is currently vulnerable to nonpayment and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitments on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitments on the obligation.
“CC” – An obligation rated “CC” is currently highly vulnerable to nonpayment. The “CC” rating is used when a default has not yet occurred, but S&P Global Ratings expects default to be a virtual certainty, regardless of the anticipated time to default.
“C” – An obligation rated “C” is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared with obligations that are rated higher.
“D” – An obligation rated “D” is in default or in breach of an imputed promise. For non-hybrid capital instruments, the “D” rating category is used when payments on an obligation are not made on the date due, unless S&P Global Ratings believes that such payments will be made within the next five business days in the absence of a stated grace period or within the earlier of the stated grace period or the next 30 calendar days. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. A rating on an obligation rating is lowered to “D” if it is subject to a distressed debt restructuring.
Plus (+) or minus (-) – The ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the rating categories.
“NR” – This indicates that a rating has not been assigned or is no longer assigned.
Local Currency and Foreign Currency Ratings - S&P Global Ratings’ issuer credit ratings make a distinction between foreign currency ratings and local currency ratings. A foreign currency rating on an issuer can differ from the local currency rating on it when the obligor has a different capacity to meet its obligations denominated in its local currency versus obligations denominated in a foreign currency.
Moody’s long-term ratings are forward-looking opinions of the relative credit risks issued by non-financial corporates, financial institutions, structured finance vehicles, project finance vehicles, and public sector entities. Long-term ratings are assigned to issuers or obligations with an original maturity of eleven months or more and reflect both on the likelihood of a default or impairment on contractual financial obligations and the expected financial loss suffered in the event of default or impairment. The following summarizes the ratings used by Moody’s for long-term debt:
“Aaa” – Obligations rated “Aaa” are judged to be of the highest quality, subject to the lowest level of credit risk.
“Aa” – Obligations rated “Aa” are judged to be of high quality and are subject to very low credit risk.
“A” – Obligations rated “A” are judged to be upper-medium grade and are subject to low credit risk.
“Baa” – Obligations rated “Baa” are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.
“Ba” – Obligations rated “Ba” are judged to be speculative and are subject to substantial credit risk.
“B” – Obligations rated “B” are considered speculative and are subject to high credit risk.
“Caa” – Obligations rated “Caa” are judged to be speculative of poor standing and are subject to very high credit risk.
“Ca” – Obligations rated “Ca” are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

“C” – Obligations rated “C” are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.
Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from “Aa” through “Caa.” The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category. Additionally, a “(hyb)” indicator is appended to all ratings of hybrid securities issued by banks, insurers, finance companies, and securities firms. By their terms, hybrid securities allow for the omission of scheduled dividends, interest, or principal payments, which can potentially result in impairment if such an omission occurs. Hybrid securities may also be subject to contractually allowable write-downs of principal that could result in impairment. Together with the hybrid indicator, the long-term obligation rating assigned to a hybrid security is an expression of the relative credit risk associated with that security.
The following summarizes long-term issuer default ratings used by Fitch:
“AAA” – Highest credit quality. “AAA” ratings denote the lowest expectation of default risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.
“AA” – Very high credit quality. “AA” ratings denote expectations of very low default risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.
“A” – High credit quality. “A” ratings denote expectations of low default risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.
“BBB” – Good credit quality. “BBB” ratings indicate that expectations of default risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.
“BB” – Speculative. “BB” ratings indicate an elevated vulnerability to default risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial alternatives may be available to allow financial commitments.
“B” – Highly speculative. “B” ratings indicate that material default risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is vulnerable to deterioration in the business and economic environment.
“CCC” – Substantial credit risk. “CCC” ratings indicate a very low margin for safety. Default is a real possibility.
“CC” – Very high levels of credit risk. “CC” ratings indicatea default of some kind appears probable..
“C” – Near default. “C” ratings indicate a default or default-like process has begun, or for a closed funding vehicle, payment capacity is irrevocably impaired. Conditions that are indicative of a ‘C’ category rating for an issuer include:
•    The issuer has entered into a grace or cure period following non-payment of a material financial obligation;
•    The formal announcement by the issuer or their agent of a distressed debt exchange (“DDE”); and
•    A closed financing vehicle where payment capacity is irrevocably impaired such that it is not expected to pay interest and/or principal in full during the life of the transaction, but where no payment default is imminent.
“RD” - Restricted default. ‘RD’ ratings indicate an issuer that in Fitch’s opinion has experienced:
•    An uncured payment default or DDE on a bond, loan or other material financial obligation, but
•    Has not entered into bankruptcy filings, administration, receivership, liquidation, or other formal winding-up procedure, and
•    Has not otherwise ceased operating. This would include:
-    The selective payment default on a specific class or currency of debt;
-    The uncured expiry of any applicable original grace period, cure period or default forbearance period following a payment default on a bank loan, capital markets security or other material financial obligation.
“D” – Default. “D” ratings indicate an issuer that in Fitch’s opinion has entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure or that has otherwise ceased business and debt is still outstanding. Default ratings are not assigned prospectively to entities or their obligations; within this context, non-payment on an instrument that contains a deferral feature or grace period will generally not be considered a default until after the expiration of the deferral or grace period, unless a default is otherwise driven by bankruptcy or other similar circumstance, or by a DDE. In all cases, the assignment of a default rating reflects the agency’s opinion as to the most appropriate rating category consistent with the rest of its universe of ratings and may differ from the definition of default under the terms of an issuer’s financial obligations or local commercial practice
The Morningstar DBRS long-term rating scale provides an opinion on the risk of default. That is, the risk that an issuer will fail to satisfy its financial obligations in accordance with the terms under which a long-term obligation has been issued. Credit ratings are based on quantitative and qualitative considerations relevant to the issuer, and the relative ranking of claims. All rating categories from AA to CCC contain the subcategories “(high)” and “(low)”. The absence of either a “(high)” or “(low)” designation indicates the credit rating is in the middle of the category. The following summarizes the ratings used by Morningstar DBRS for long-term debt:
“AAA” – Highest credit quality. The capacity for the payment of financial obligations is exceptionally high and unlikely to be adversely affected by future events.
“AA” – Superior credit quality. The capacity for the payment of financial obligations is considered high. Credit quality differs from “AAA” only to a small degree. Unlikely to be significantly vulnerable to future events.
“A” – Good credit quality. The capacity for the payment of financial obligations is substantial, but of lesser credit quality than “AA.” May be vulnerable to future events, but qualifying negative factors are considered manageable.
“BBB” – Adequate credit quality. The capacity for the payment of financial obligations is considered acceptable. May be vulnerable to future events.
“BB” – Speculative, non-investment grade credit quality. The capacity for the payment of financial obligations is uncertain. Vulnerable to future events.
“B” – Highly speculative credit quality. There is a high level of uncertainty as to the capacity to meet financial obligations.
“CCC”, “CC” and “C” – Very highly speculative credit quality. In danger of defaulting on financial obligations. There is little difference between these three categories, although “CC” and “C” ratings categories are normally applied to obligations that are seen as highly likely to default, or subordinated to obligations rated in the “CCC” to “B” range. Obligations in respect of which default has not technically taken place but is considered inevitable may be rated in the “C” category.
“D” – When the issuer has filed under any applicable bankruptcy, insolvency or winding up statute or there is a failure to satisfy an obligation after the exhaustion of grace periods, a downgrade to “D” may occur. Morningstar DBRS may also use “SD” (Selective Default) in cases where only some securities are impacted, such as the case of a distressed exchange.
Municipal Note Ratings
An S&P Global Ratings U.S. municipal note rating reflects S&P Global Ratings’ opinion about the liquidity factors and market access risks unique to the notes. Notes due in three years or less will likely receive a note rating. Notes with an original maturity of more than three years will most likely receive a long-term debt rating. In determining which type of rating, if any, to assign, S&P Global Ratings’ analysis will review the following considerations:
•Amortization schedule - the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and
•Source of payment - the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.
Municipal Short-Term Note rating categories are as follows:
“SP-1” – Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.
“SP-2” – Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.
“SP-3” – Speculative capacity to pay principal and interest.
“D” – ‘D’ is assigned upon failure to pay the note when due, completion of a distressed debt restructuring, or the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions.
Moody’s uses the global short-term Prime rating scale (listed above under Short-Term Credit Ratings) for commercial paper issued by U.S. municipalities and nonprofits. These commercial paper programs may be backed by external letters of credit or liquidity facilities, or by an issuer's self-liquidity.
For other short-term municipal obligations, Moody's uses one of two other short-term rating scales, the Municipal Investment Grade (“MIG”) and Variable Municipal Investment Grade (“VMIG”) scales provided below.

Moody's uses the MIG scale for U.S. municipal cash flow notes, bond anticipation notes and certain other short-term obligations, which typically mature in three years or less.
“MIG-1” – This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.
“MIG-2” – This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.
“MIG-3” – This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.
“SG” – This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.
In the case of variable rate demand obligations (“VRDOs”), Moody's assigns both a long-term rating and a short-term payment obligation rating. The long-term rating addresses the issuer's ability to meet scheduled principal and interest payments. The short-term payment obligation rating addresses the ability of the issuer or the liquidity provider to meet any purchase price payment obligation resulting from optional tenders (“on demand”) and/or mandatory tenders of the VRDO. The short-term payment obligation rating uses the VMIG scale. Transitions of VMIG ratings with conditional liquidity support differ from transitions of Prime ratings reflecting the risk that external liquidity support will terminate if the issuer’s long-term rating drops below investment grade.
Moody's typically assigns the VMIG rating if the frequency of the payment obligation is less than every three years. If the frequency of the payment obligation is less than three years but the obligation is payable only with remarketing proceeds, the VMIG short-term rating is not assigned and it is denoted as “NR”.
“VMIG-1” – This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections.
“VMIG-2” – This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections.
“VMIG-3” – This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections.
“SG” – This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have a sufficiently strong short-term rating or may lack the structural and/or legal protections.
About Credit Ratings
An S&P Global Ratings issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The opinion reflects S&P Global Ratings’ view of the obligor’s capacity and willingness to meet its financial commitments as they come due, and this opinion may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default.
Moody’s credit ratings assigned on Moody's global long-term and short-term rating scales are forward-looking opinions of the relative credit risks of financial obligations issued by non-financial corporates, financial institutions, structured finance vehicles, project finance vehicles, and public sector entities. Moody’s defines credit risk as the risk that an entity may not meet its contractual financial obligations as they come due and any estimated financial loss in the event of default or impairment. The contractual financial obligations addressed by Moody’s ratings are those that call for, without regard to enforceability, the payment of an ascertainable amount, which may vary based upon standard sources of variation (e.g., floating interest rates), by an ascertainable date. Moody’s rating addresses the issuer’s ability to obtain cash sufficient to service the obligation, and its willingness to pay. Moody’s ratings do not address non-standard sources of variation in the amount of the principal obligation (e.g., equity indexed), absent an express statement to the contrary in a press release accompanying an initial rating.
Fitch’s credit ratings are forward-looking opinions on the relative ability of an entity or obligation to meet financial commitments. Issuer Default Ratings (IDRs) are assigned to corporations, sovereign entities, and financial institutions, such as banks, leasing companies and insurers, and public finance entities (local and regional governments). Issue-level ratings are also assigned and often include an expectation of recovery, which may be notched above or below the issuer-level rating. Issue ratings are assigned to secured and unsecured debt securities, loans, preferred stock and other instruments. Credit ratings are indications of the likelihood of repayment in accordance with the terms of the issuance. In limited cases, Fitch may include additional considerations (i.e., rate to a higher or lower standard than that implied in the obligation's documentation).

Credit ratings provided by Morningstar DBRS are forward-looking opinions about credit risk which reflect the creditworthiness of an issuer, rated entity, security and/or obligations. Credit ratings are not statements of fact. While historical statistics, performance, and expert opinion (on, e.g., financial statements or legal matters) can be important considerations, credit ratings are not based solely on such; they include subjective considerations and involve expectations for future performance or events that cannot be guaranteed. As such, and to the extent that future events and economic conditions do not match expectations, credit ratings assigned to issuers, entities, securities, and/or obligations can change. Credit ratings are also based on approved and applicable methodologies, which are periodically updated and when material changes are deemed necessary, which may also lead to changes in credit ratings.
Credit ratings typically provide an opinion on the risk that an issuer will fail to satisfy the financial obligations in accordance with the terms under which an obligation was issued. In some cases, credit ratings may also include consideration for the relative ranking of claims and recovery, should default occur. Credit ratings are meant to provide opinions on relative measures of risk and are not based on expectations of any specific default probability, nor are they meant to predict such.
The data and information on which Morningstar DBRS bases its opinions is not audited or verified by Morningstar DBRS, although, Morningstar DBRS conducts a reasonableness review of information received and relied upon in accordance with its Methodologies and policies.
Morningstar DBRS uses rating symbols as a concise method of expressing its opinion to the market. However, as there are credit risk differentials that exist across the credit rating spectrum and given the limited number of rating categories, Morningstar DBRS does not assert that credit ratings in the same category are exactly the same quality.

PART C: OTHER INFORMATION
Item 28. Exhibits

Exhibit No.			Description of Exhibit
(a)	(i)
Certificate of Trust of Active Weighting Funds ETF Trust dated August 26, 2016 is incorporated herein by reference to Exhibit (a)(i) to the Registrant’s Registration Statement on Form N-1A, as filed on April 26, 2019.

(ii)
Certificate of Amendment to the Certificate of Trust of Active Weighting Funds ETF Trust dated December 21, 2018 is incorporated herein by reference to Exhibit (a)(ii) to the Registrant’s Registration Statement on Form N-1A, as filed on April 26, 2019.

(iii)
Amended and Restated Declaration of Trust of Listed Funds Trust (the “Registrant” or the “Trust”) dated March 19, 2019 is incorporated herein by reference to Exhibit (a)(iii) to the Registrant’s Registration Statement on Form N-1A, as filed on April 26, 2019.

(b)
Amended and Restated By-Laws of the Registrant dated March 19, 2019 are incorporated herein by reference to Exhibit (b) to the Registrant’s Registration Statement on Form N-1A, as filed on April 26, 2019.

(c)			For information regarding the rights of the holders of securities, please see Articles IV, VII and VIII of the Declaration of Trust, filed as Exhibit (a)(i) above.
(d)	(i)	(A)
Investment Advisory Agreement dated May 3, 2022 between the Trust and Teucrium Investment Advisors, LLC is incorporated herein by reference to Exhibit (d)(i) to the Registrant’s Registration Statement on Form N-1A, as filed on May 12, 2022.

(B)
Amended Schedule A to the Investment Advisory Agreement dated April 15, 2026 between the Trust and Teucrium Investment Advisors, LLC is incorporated herein by reference to Exhibit (d)(i)(B) to the Registrant’s Registration Statement on From N-1A, as filed on April 15, 2026.

(C)
Investment Advisory Agreement dated May 10, 2022 between TILL Cayman and Teucrium Investment Advisors, LLC is incorporated herein by reference to Exhibit (d)(ii) to the Registrant’s Registration Statement on Form N-1A, as filed on May 12, 2022.

(D)
Investment Advisory Agreement dated December 4, 2024 between KORN Cayman and Teucrium Investment Advisors, LLC is incorporated herein by reference to Exhibit (d)(iii) to the Registrant’s Registration Statement on Form N-1A, as filed December 11, 2024.

(E)
Investment Advisory Agreement dated December 4, 2024 between CXRN Cayman and Teucrium Investment Advisors, LLC is incorporated herein by reference to Exhibit (d)(iv) to the Registrant’s Registration Statement on Form N-1A, as filed December 11, 2024.

(F)
Investment Advisory Agreement dated December 4, 2024 between WHET Cayman and Teucrium Investment Advisors, LLC is incorporated herein by reference to Exhibit (d)(v) to the Registrant’s Registration Statement on Form N-1A, as filed December 11, 2024.

(G)
Investment Advisory Agreement dated December 4, 2024 between WXET Cayman and Teucrium Investment Advisors, LLC is incorporated herein by reference to Exhibit (d)(vi) to the Registrant’s Registration Statement on Form N-1A, as filed December 11, 2024.

(H)
Investment Advisory Agreement dated December 4, 2024 between SUGR Cayman and Teucrium Investment Advisors, LLC is incorporated herein by reference to Exhibit (d)(vii) to the Registrant’s Registration Statement on Form N-1A, as filed December 11, 2024.

(I)
Investment Advisory Agreement dated December 4, 2024 between SXGR Cayman and Teucrium Investment Advisors, LLC is incorporated herein by reference to Exhibit (d)(viii) to the Registrant’s Registration Statement on Form N-1A, as filed December 11, 2024.

(J)
Investment Advisory Agreement dated December 4, 2024 between SYBN Cayman and Teucrium Investment Advisors, LLC is incorporated herein by reference to Exhibit (d)(ix) to the Registrant’s Registration Statement on Form N-1A, as filed December 11, 2024.

(K)
Investment Advisory Agreement dated December 4, 2024 between SXBN Cayman and Teucrium Investment Advisors, LLC is incorporated herein by reference to Exhibit (d)(x) to the Registrant’s Registration Statement on Form N-1A, as filed December 11, 2024.

(L)
Investment Advisory Agreement dated April 2, 2026 between TCAN Cayman and Teucrium Investment Advisors, LLC, is incorporated herein by reference to Exhibit (d)(i)(g) to the Registrant’s Registration Statement on Form N-1A, as filed April 2, 2026.

(M)
Investment Advisory Agreement dated April 14, 2026 between XXDC Cayman and Teucrium Investment Advisors, LLC is incorporated herein by reference to Exhibit (d)(i)(M) to the Registrant’s Registration Statement on From N-1A, as filed on April 15, 2026.

(N)
Investment Advisory Agreement dated April 14, 2026 between XBNB Cayman and Teucrium Investment Advisors, LLC is incorporated herein by reference to Exhibit (d)(i)(N) to the Registrant’s Registration Statement on Form N-1A, as filed on April 20, 2026.

	(ii)	(A)	Investment Sub-Advisory Agreement between Texas Equity Opportunity ETF and Teucrium Investment Advisors, LLC — To Be Filed By Amendment.
	(iii)	(A)
Advisory Fee Reduction Agreement on behalf of Teucrium Agricultural Strategy No K-1 ETF dated September 1, 2022 is incorporated herein by reference to Exhibit (d)(v) to the Registrant’s Registration Statement on Form N-1A, as filed on August 28, 2023.

(B)
Advisory Fee Reduction Agreement on behalf of Teucrium Agricultural ETFs dated December 4, 2024 between KORN Cayman and Teucrium Investment Advisors, LLC is incorporated herein by reference to Exhibit (d)(xii) to the Registrant’s Registration Statement on Form N-1A, as filed December 11, 2024.

(C)
Advisory Fee Reduction Agreement on behalf of AlphaDroid Broad Markets Momentum ETF dated October 11, 2025 between AlphaDroid® Broad Markets Momentum ETF and Teucrium Investment Advisors, LLC is incorporated herein by reference to Exhibit (d)(ii)(A) to the Registrant’s Registration Statement on Form N-1A, as filed October 10, 2025.

	(iv)	(A)	Subsidiary Fee Waiver Agreement dated November 18, 2025 between TILL Cayman and Teucrium Investment Advisors, LLC — Filed Herewith.
(B)
Subsidiary Fee Waiver Agreement dated December 4, 2024 between KORN Cayman and Teucrium Investment Advisors, LLC is incorporated herein by reference to Exhibit (d)(xiv) to the Registrant’s Registration Statement on Form N-1A, as filed December 11, 2024.

		(C)	Subsidiary Fee Waiver Agreement dated December 4, 2024 between CXRN Cayman and Teucrium Investment Advisors, LLC — Filed Herewith.
(D)
Subsidiary Fee Waiver Agreement dated December 4, 2024 between WHET Cayman and Teucrium Investment Advisors, LLC is incorporated herein by reference to Exhibit (d)(xvi) to the Registrant’s Registration Statement on Form N-1A, as filed December 11, 2024.

		(E)	Subsidiary Fee Waiver Agreement dated December 4, 2024 between WXET Cayman and Teucrium Investment Advisors, LLC — Filed Herewith.
(F)
Subsidiary Fee Waiver Agreement dated December 4, 2024 between SUGR Cayman and Teucrium Investment Advisors, LLC is incorporated herein by reference to Exhibit (d)(xviii) to the Registrant’s Registration Statement on Form N-1A, as filed December 11, 2024.

(G)
Subsidiary Fee Waiver Agreement dated December 4, 2024 between SXGR Cayman and Teucrium Investment Advisors, LLC is incorporated herein by reference to Exhibit (d)(xix) to the Registrant’s Registration Statement on Form N-1A, as filed December 11, 2024.

(H)
Subsidiary Fee Waiver Agreement dated December 4, 2024 between SYBN Cayman and Teucrium Investment Advisors, LLC is incorporated herein by reference to Exhibit (d)(xx) to the Registrant’s Registration Statement on Form N-1A, as filed December 11, 2024.

(I)
Subsidiary Fee Waiver Agreement dated December 4, 2024 between SXBN Cayman and Teucrium Investment Advisors, LLC is incorporated herein by reference to Exhibit (d)(xxi) to the Registrant’s Registration Statement on Form N-1A, as filed December 11, 2024.

(J)
Subsidiary Fee Waiver Agreement dated April 14, 2026 between XXDC Cayman and Teucrium Investment Advisors, LLC is incorporated herein by reference to Exhibit (d)(iv)(J) to the Registrant’s Registration Statement on From N-1A, as filed on April 15, 2026.

(K)
Subsidiary Free Waiver Agreement dated January 20, 2026 between XBNB Cayman and Teucrium Investment Advisors, LLC is incorporated herein by reference to Exhibit (d)(iv)(K) to the Registrant’s Registration Statement on Form N-1A, as filed on April 20, 2026.

(e)	(i)	(A)
ETF Distribution Agreement between the Trust and PINE Distributors LLC dated July 3, 2024 is incorporated herein by reference to Exhibit (e)(i) to the Registrant’s Registration Statement on From N-1A, as filed on August 28, 2024.

(B)
Amendment to ETF Distribution Agreement dated January 16, 2026 between the Trust and PINE Distributors LLC is incorporated herein by reference to Exhibit (e)(i)(B) to the Registrant’s Registration Statement on Form N-1A, as filed April 2, 2026.

	(ii)		Form of Authorized Participant Agreement is incorporated herein by reference to Exhibit (e)(2) to the Registrant’s Registration Statement on Form N-1A, as filed on October 2, 2017.

(f)			Not applicable.
(g)	(i)	(A)
Custody Agreement between Registrant and U.S. Bank National Association dated April 9, 2019 is incorporated herein by reference to Exhibit (G) to the Registrant’s Registration Statement on Form N-1A, as filed on April 26, 2019.

		(B)	Exhibit 24 to Custody Agreement is incorporated herein by reference to Exhibit (g)(i)(B) to the Registrant’s Registration Statement on From N-1A, as filed on April 15, 2026.
(h)	(i)	(A)
Fund Servicing Agreement between the Registrant and U.S. Bancorp Fund Services, LLC dated April 9, 2019 is incorporated herein by reference to Exhibit (h)(1) to the Registrant’s Registration Statement on Form N-1A, as filed on April 26, 2019.

		(B)	Exhibit 24 to Fund Servicing Agreement is incorporated herein by reference to Exhibit (h)(i)(B) to the Registrant’s Registration Statement on From N-1A, as filed on April 15, 2026.
	(ii)		Powers of Attorney are incorporated herein by reference to Exhibit (h)(ii) to the Registrant’s Registration Statement on Form N-1A, as filed on July 29, 2024.
	(iii)		Certificate of Secretary dated February 6, 2019 is incorporated herein by reference to Exhibit (h)(vi) to the Registrant’s Registration Statement on Form N-1A, as filed on February 6, 2019.
	(iv)	(A)	Form of Rule 12d1-4 Fund of Funds Investment Agreement is incorporated herein by reference to Exhibit (h)(iv)(A) to the Registrant’s Registration Statement on Form N-1A, as filed October 10, 2025.
(B)
Rule 12d1-4 Fund of Funds Investment Agreement (BlackRock) dated January 3, 2025 is incorporated herein by reference to Exhibit (h)(iv)(B) to the Registrant’s Registration Statement on Form N-1A, as filed October 10, 2025.

(C)
Rule 12d1-4 Fund of Funds Investment Agreement (Janus) dated September 25, 2025 is incorporated herein by reference to Exhibit (h)(iv)(C) to the Registrant’s Registration Statement on Form N-1A, as filed October 10, 2025.

(D)
Rule 12d1-4 Fund of Funds Investment Agreement (PIMCO) dated September 26, 2025 is incorporated herein by reference to Exhibit (h)(iv)(D) to the Registrant’s Registration Statement on Form N-1A, as filed October 10, 2025.

(E)
Rule 12d1-4 Fund of Funds Investment Agreement (ProShares) dated September 24, 2025 is incorporated herein by reference to Exhibit (h)(iv)(E) to the Registrant’s Registration Statement on Form N-1A, as filed October 10, 2025.

(F)
Form of Rule 12d1-4 Fund of Funds Investment Agreement (Themes) is incorporated herein by reference to Exhibit (h)(iv)(F) to the Registrant’s Registration Statement on Form N-1A, as filed October 10, 2025.

(G)
Rule 12d1-4 Fund of Funds Investment Agreement (Tidal) dated September 29, 2025 is incorporated herein by reference to Exhibit (h)(iv)(G) to the Registrant’s Registration Statement on Form N-1A, as filed October 10, 2025.

(H)
Rule 12d1-4 Fund of Funds Investment Agreement (VanEck) dated September 23, 2025 is incorporated herein by reference to Exhibit (h)(iv)(H) to the Registrant’s Registration Statement on Form N-1A, as filed October 10, 2025.

(I)
Rule 12d1-4 Fund of Funds Investment Agreement (Vanguard) dated June 24, 2025 is incorporated herein by reference to Exhibit (h)(iv)(I) to the Registrant’s Registration Statement on Form N-1A, as filed October 10, 2025.

(J)
Form of Rule 12d1-4 Fund of Funds Investment Agreement (WisdomTree) dated September 2025is incorporated herein by reference to Exhibit (h)(iv)(J) to the Registrant’s Registration Statement on Form N-1A, as filed October 10, 2025.

(i)	(i)
Opinion and Consent of Counsel regarding Teucrium Agricultural Strategy No K-1 ETF is incorporated herein by reference to Exhibit (i) to the Registrant’s Registration Statement on Form N-1A, as filed on May 12, 2022.

(ii)
Opinion and Consent of Counsel regarding Yields for You Strategy A ETF, Yields for You Strategy B ETF, and Relative Strength Managed Volatility Strategy ETF is incorporated herein by reference to Exhibit (i)(ii) to the Registrant’s Registration Statement on Form N-1A, as filed on January 3, 2025.

(iii)
Opinion and Consent of Counsel regarding Teucrium No K-1 Corn ETF, Teucrium 2x Daily Corn ETF, Teucrium No K-1 Wheat ETF, Teucrium 2x Daily Wheat ETF, Teucrium No K-1 Sugar ETF, Teucrium 2x Daily Sugar ETF, Teucrium No K-1 Soybean ETF, and Teucrium 2x Daily Soybean ETF is incorporated herein by reference to Exhibit (i)(ii) to the Registrant’s Registration Statement on Form N-1A, as filed on December 11, 2024.

(iv)
Opinion and Consent of Counsel regarding AlphaDroid® Broad Markets Momentum ETF and AlphaDroid® Defensive Sector Rotation ETF is incorporated herein by reference to Exhibit (i) to the Registrant’s Registration Statement on Form N-1A, as filed on October 10, 2025.

(v)
Opinion and Consent of Counsel regarding Teucrium Leveraged XDC Network ETF is incorporated herein by reference to Exhibit (i)(v) to the Registrant’s Registration Statement on From N-1A, as filed on April 15, 2026.

(vi)
Opinion and Consent of Counsel regarding Teucrium xETFs 2x Long Daily BNB ETF is incorporated herein by reference to Exhibit (i)(vi) to the Registrant’s Registration Statement on Form N-1A, as filed on April 20, 2026.

(j)		Consent of Independent Registered Public Accounting Firm — Filed Herewith.
(k)		Not applicable.
(l)		Not applicable.
(m)	(i)	Rule 12b-1 Plan dated September 13, 2017 (the “12b-1 Plan”) is incorporated herein by reference to Exhibit (m) to the Registrant’s Registration Statement on Form N-1A, as filed on October 2, 2017.
	(ii)	Amended Appendix A to the Rule 12b-1 Plan is incorporated herein by reference to Exhibit (m)(ii) to Registrant’s Registration Statement on From N-1A, as filed on April 15, 2026.
(n)		Not applicable.
(o)		Reserved.
(p)	(i)	Registrant’s Code of Ethics dated March 19, 2019 is incorporated herein by reference to Exhibit (p)(i) to Registrant’s Registration Statement on Form N-1A, as filed on December 18, 2024.
	(ii)	Code of Ethics for Teucrium Investment Advisors, LLC is incorporated herein by reference to Exhibit (p)(ii) to the Registrant’s Registration Statement on Form N-1A, as filed April 2, 2026.
Item 29. Persons Controlled by or Under Common Control with the Registrant
As of the date of this Registration Statement it is anticipated that each Fund (the “Parent Fund”) will own 100% of its applicable subsidiary, each an exempted company organized under Cayman Islands law (each a “Subsidiary”). A Subsidiary’s financial information is reported on a consolidated basis with that of the Parent Fund.
Item 30. Indemnification
Every person who is, has been, or becomes a Trustee or officer of the Registrant (hereinafter referred to as a “Covered Person”) shall be indemnified by the Registrant to the fullest extent permitted by law against any and all liabilities and expenses reasonably incurred or paid by them in connection with the defense of any proceeding in which they become involved as a party or otherwise by virtue of their being or having been such a Trustee or officer, and against amounts paid or incurred by them in the settlement thereof. Every person who is, has been, or becomes an agent of the Registrant may, upon due approval of the Trustees (including a majority of the Trustees who are not interested persons of the Registrant), be indemnified by the Registrant, to the fullest extent permitted by law, against any and all liabilities and expenses reasonably incurred or paid by them in connection with the defense of any proceeding in which they become involved as a party or otherwise by virtue of their being or having been an agent, and against amounts paid or incurred by him in the settlement thereof. Every Person who is serving or has served at the request of the Registrant as a director, officer, partner, trustee, employee, agent or fiduciary of another domestic or foreign corporation, partnership, joint venture, trust, other enterprise or employee benefit plan (“Other Position”) and who was or is a party or is threatened to be made a party to any proceeding by reason of alleged acts or omissions while acting within the scope of his or her service in such Other Position, may, upon due approval of the Trustees (including a majority of the Trustees who are not interested persons of the Registrant), be indemnified by the Registrant, to the fullest extent permitted by law, against any and all liabilities and expenses reasonably incurred or paid by them in connection with the defense of any proceeding in which they become involved as a party or otherwise by virtue of their being or having held such Other Position, and against amounts paid or incurred by them in the settlement thereof.

The Registrant shall indemnify each Covered Person who was or is a party or is threatened to be made a party to any proceeding, by reason of alleged acts or omissions within the scope of their service as a Covered Person, against judgments, fines, penalties, settlements and reasonable expenses (including attorneys’ fees) actually incurred by them in connection with such proceeding to the maximum extent consistent with state law and the Investment Company Act of 1940, as amended.
No indemnification shall be provided to any person who shall have been adjudicated by a court or body before which the proceeding was brought: (i) to be liable to the Registrant or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of their office, or (ii) not to have acted in good faith in the reasonable belief that his action was in the best interest of the Registrant.
Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the “1933 Act”) may be permitted to directors, officers or persons controlling the Registrant pursuant to the foregoing provisions, the Registrant has been informed that in the opinion of the SEC such indemnification is against public policy as expressed in the 1933 Act and is therefore unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in connection with the successful defense of any action, suit or proceeding or payment pursuant to any insurance policy) is asserted against the Registrant by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.
Item 31. Business and Other Connections of Investment Adviser
This Item incorporates by reference each investment adviser’s Uniform Application for Investment Adviser Registration (“Form ADV”) on file with the SEC, as listed below. Each Form ADV may be obtained, free of charge, at the SEC’s website at www.adviserinfo.sec.gov. Additional information as to any other business, profession, vocation or employment of a substantial nature engaged in by each officer and director of the below-listed investment advisers is included in the Trust’s Statement of Additional Information.

Investment Adviser	SEC File No.
Teucrium Investment Advisors, LLC	801-123441
Item 32. Principal Underwriters
(a)PINE Distributors LLC (the “Distributor”) serves as principal underwriter for the following investment companies registered under the Investment Company Act of 1940, as amended:
1.        Listed Funds Trust

(b) The following are the Officers and Manager of the Distributor, the Registrant’s underwriter. The Distributor’s main business address is 501 South Cherry Street, Suite 610, Denver, Colorado 80246.

Name	Principal Business Address	Positions and Offices with Underwriter	Positions and Offices with Fund
Mark Fairbanks	501 S. Cherry St., Suite 610 Denver, CO 80246	President	N/A
Alexander Woodcock	501 S. Cherry St., Suite 610 Denver, CO 80246	CCO	N/A
Daryn Levesque	501 S. Cherry St., Suite 610 Denver, CO 80246	COO	N/A

(c) Not applicable.

Item 33. Location of Accounts and Records
The books and records required to be maintained by Section 31(a) of the Investment Company Act of 1940 are maintained at the following locations:

Records Relating to:	Are located at:
Registrant’s Fund Administrator, Fund Accountant and Transfer Agent	U.S. Bancorp Fund Services, LLC 615 East Michigan Street Milwaukee, Wisconsin 53202
Registrant’s Custodian	U.S. Bank, National Association 1555 N. Rivercenter Drive, Suite 302 Milwaukee, Wisconsin 53212
Registrant’s Principal Underwriter	PINE Distributors LLC 501 South Cherry Street, Suite 610 Denver, Colorado 80246
Registrant’s Investment Adviser	Teucrium Investment Advisors, LLC Three Main Street, Suite 215 Burlington, Vermont 05401
Item 34. Management Services
Not applicable.
Item 35. Undertakings
Not applicable.

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirement for effectiveness of this registration statement under rule 485(b) under the Securities Act and has duly caused this Amendment to be signed below on its behalf by the undersigned, duly authorized, in the City of Milwaukee, State of Wisconsin, on April 29, 2026.

Listed Funds Trust

By:	/s/ Chad Fickett
Chad Fickett
Secretary

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed below by the following persons in the capacities indicated on April 29, 2026.

Signature	Title

*/s/ John L. Jacobs	Trustee
John L. Jacobs

*/s/ Koji Felton	Trustee
Koji Felton

*/s/ Pamela H. Conroy	Trustee and Chairperson
Pamela H. Conroy

*/s/ Kacie G. Briody	President and Principal Executive Officer
Kacie G. Briody

*/s/ Travis G. Babich	Treasurer and Principal Financial Officer
Travis G. Babich

*By: /s/ Chad Fickett Chad Fickett, Attorney-in-Fact Pursuant to Power of Attorney
Travis G. Babich

*By: /s/ Chad Fickett Chad Fickett, Attorney-in-Fact Pursuant to Power of Attorney

EXHIBIT INDEX

Exhibit Number	Description

(d)(iv)(A)	Subsidiary Fee Waiver Agreement dated November 18, 2025 between TILL Cayman and Teucrium Investment Advisors, LLC
(d)(iv)(C)	Subsidiary Fee Waiver Agreement dated December 29, 2025 between CXRN Cayman and Teucrium Investment Advisors, LLC
(d)(iv)(E)	Subsidiary Fee Waiver Agreement dated December 29, 2025 between WXET Cayman and Teucrium Investment Advisors, LLC
(j)	Consent of Independent Registered Public Accounting Firm